As filed with the Securities and Exchange Commission on February 3, 2012

File No. 333-

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-14

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

☐ Pre-Effective Amendment No.

☐ Post-Effective Amendment No.

NUVEEN MUNICIPAL TRUST

(Exact Name of Registrant as Specified in Charter)

333 West Wacker Drive

Chicago, Illinois 60606

(Address of Principal Executive Offices, Zip Code)

Registrant’s Telephone Number, including Area Code (312) 917-7700

Kevin J. McCarthy

Vice President and Secretary

333 West Wacker Drive

Chicago, Illinois 60606

(Name and Address of Agent for Service)

Copy to:

Deborah Bielicke Eades Vedder Price P.C. 222 North LaSalle Street Chicago, Illinois 60601	Eric F. Fess Chapman and Cutler LLP 111 West Monroe Street Chicago, Illinois 60603

Approximate date of proposed public offering:    As soon as practicable after the effective date of this Registration Statement.

TITLE OF SECURITIES BEING REGISTERED: Shares of Beneficial Interest (par value $0.01 per share) of the Registrant.

No filing fee is required because of reliance on Section 24(f) and an indefinite number of shares have previously been registered pursuant to Rule 24f-2 under the Investment Company Act of 1940.

It is proposed that this filing will become effective on March 4, 2012 pursuant to Rule 488 under the Securities Act of 1933.

Important Information for Shareholders of

Nuveen Tax Free Fund, Nuveen Municipal Bond Fund and Nuveen Municipal Bond Fund 2

At a joint special meeting of shareholders of Nuveen Tax Free Fund (the “Tax Free Fund”), a series of Nuveen Investment Funds, Inc. (the “Corporation”), Nuveen Municipal Bond Fund (the “Municipal Bond Fund”), a series of Nuveen Municipal Trust (the “Municipal Trust”), and Nuveen Municipal Bond Fund 2 (the “Municipal Bond Fund 2”), a series of Nuveen Multistate Trust I (the “Multistate Trust I”), you will be asked to vote upon an important change affecting your fund. The purpose of the joint special meeting is to allow you to vote on a reorganization of your fund into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”), a series of the Municipal Trust. If your fund’s reorganization is approved and completed, you will become a shareholder of the Acquiring Fund. The Tax Free Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 are collectively referred to herein as the “Acquired Funds,” and the Acquired Funds and the Acquiring Fund are collectively referred to herein as the “Funds.”

Although we recommend that you read the complete Joint Proxy Statement/Prospectus, for your convenience, we have provided the following brief overview of the issue to be voted on.

Q.	Why am I receiving this Joint Proxy Statement/Prospectus?

A.	In December of 2010, Nuveen Investments, Inc. and certain of its affiliates (“Nuveen”) completed a strategic combination with U.S. Bank National Association and its wholly-owned subsidiary, FAF Advisors, Inc., the investment adviser to the First American Funds. Pursuant to this transaction, Nuveen acquired a portion of the investment advisory business of FAF Advisors, Inc., including assets related to the non-money market open-end funds in the First American family of funds. Effective January 1, 2011, these former First American Funds became part of the Nuveen family of funds and were re-branded as Nuveen Funds. As part of its efforts to integrate the portfolio management teams and investment products it offers following the closing of the transaction and in order to eliminate certain redundancies among its investment products, Nuveen has recommended a number of reorganizations between funds with similar investment objectives and policies. The reorganizations of the Acquired Funds into the Acquiring Fund has been proposed as part of this initiative.

Q.	What advantages will the reorganizations produce for Acquired Fund shareholders?

A.	Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the Funds’ investment adviser, and the Board of Directors/Trustees of the Corporation, the Municipal Trust and the Multistate Trust I (the “Board”) believe that shareholders of each Acquired Fund will benefit from operational efficiencies and economies of scale that are expected to arise as a result of the larger net asset size of the Acquiring Fund following the reorganizations. These operational efficiencies and economies of scale are expected to result in lower total operating expenses for each Acquired Fund.

Q.	What are the similarities between the investment policies of the Funds?

A.	The investment objectives of the Funds are similar. The investment objective of the Acquiring Fund and the Municipal Bond Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. The investment objective of the Tax Free Fund is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk. The investment objective of the Municipal Bond Fund 2 is to provide as high a level of current interest income exempt from regular federal, Florida state and, in some cases, Florida local income taxes as is consistent with preservation of capital. Because Florida does not impose personal income or intangible personal property taxes, however, there is no real difference between the investment objective of Municipal Bond Fund 2 and the investment objectives of the other Funds. In addition, the Funds have similar principal investment strategies and risks. A more detailed comparison of the investment objectives, policies and risks of the Funds is contained in the Joint Proxy Statement/Prospectus.

Q.	What happens if shareholders of one Acquired Fund do not approve its reorganization but shareholders of another Acquired Fund do approve its reorganization?

A.	The closing of each reorganization is contingent upon the Acquired Fund obtaining the requisite shareholder approval and satisfying its other closing conditions. An unfavorable vote on a reorganization by the shareholders of one Acquired Fund will not affect the closing of the reorganization with respect to any other Acquired Fund, if the other reorganization is approved by the shareholders of such other Acquired Fund. If a reorganization is not approved by shareholders of an Acquired Fund, the Board will take such actions as it deems to be in the best interests of that particular Acquired Fund, which may include additional solicitation or continuing to operate that Fund as a stand-alone fund.

Q.	Will Acquired Fund shareholders receive new shares in exchange for their current shares?

A.	Yes. If shareholders approve the reorganization of their Fund and it is completed, each Acquired Fund shareholder will receive shares of the Acquiring Fund in an amount equal in total value to the total value of the shares of their Fund surrendered by such shareholder.

Q.	Will the reorganizations create a taxable event for me?

A.	No. Each reorganization is intended to qualify as a tax-free reorganization for federal income tax purposes. It is expected that you will recognize no gain or loss for federal income tax purposes as a direct result of a reorganization. Prior to the closing of their respective reorganizations, each Acquired Fund expects to distribute all of its net investment income and net capital gains, if any. Except to the extent that this distribution is designated as an exempt-interest dividend, it will be taxable to the Acquired Fund’s shareholders for federal income tax purposes. All or a portion of this distribution may be subject to the federal alternative minimum tax. However, it is not expected that any material portfolio sales (i.e., more than 5% of an Acquired Fund’s assets) will occur in connection with a reorganization.

Q.	How do total operating expenses compare between the Funds?

A.	The total operating expenses of the Acquiring Fund immediately following the reorganizations are expected to be lower than the total operating expenses of each Acquired Fund for all share classes.

Q.	Who will bear the costs of the reorganizations?

A.	The reorganizations are expected to result in cost savings for each Fund. In light of these anticipated cost savings, the costs of the reorganizations will be allocated among the Funds ratably up to each Fund’s projected cost savings during the first year following the reorganizations. Nuveen Fund Advisors estimates that the costs of the reorganizations will be approximately $268,000 and that the cost savings during the first year following the reorganizations will be approximately $503,000 for the Tax Free Fund, approximately $230,000 for the Municipal Bond Fund, approximately $158,000 for the Municipal Bond Fund 2, and approximately $216,000 for the Acquiring Fund. As a result, the Tax Free Fund is expected to be charged approximately $122,000, the Municipal Bond Fund is expected to be charged approximately $56,000, the Municipal Bond Fund 2 is expected to be charged approximately $38,000, and the Acquiring Fund is expected to be charged approximately $52,000. Each Fund is expected to recover its costs of the reorganizations within the first year following the reorganizations assuming that annual costs savings occur at the levels shown above. To the extent that such reorganization expenses otherwise exceed the anticipated cost savings for the Funds, Nuveen will pay such expenses. If a reorganization is not approved or completed with respect to an Acquired Fund, Nuveen will pay all the reorganization expenses that would have been charged to that Acquired Fund and the Acquiring Fund in connection with such reorganization.

Q.	What is the timetable for the reorganizations?

A.	If approved by shareholders on April [13], 2012, the reorganizations are expected to occur at the close of business on April [20], 2012.

Q.	Whom do I call if I have questions?

A.	If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call Computershare Fund Services, your proxy solicitor, at (888) 456-7566 from 8 a.m. to 10 p.m. Central time on Monday through Friday or 11 a.m. to 5 p.m. Central time on Saturday. Please have your proxy material available when you call.

Q.	How do I vote my shares?

A.	You may vote by mail, telephone or over the Internet:

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Q.	Will Nuveen contact me?

A.	You may receive a call from representatives of Computershare Fund Services, the proxy solicitation firm retained by Nuveen, to verify that you received your proxy materials and to answer any questions you may have about the proposed reorganization of your Fund.

Q.	How does the Board suggest that I vote?

A.	After careful consideration, the Board has agreed unanimously that the reorganizations are in the best interests of each Fund and recommends that you vote “FOR” the reorganization for your Fund.

            , 2012

Dear Shareholders:

We are pleased to invite you to the joint special meeting of shareholders of Nuveen Tax Free Fund, Nuveen Municipal Bond Fund and Nuveen Municipal Bond Fund 2 (the “Special Meeting”). The Special Meeting is scheduled for April [13], 2012, at      :             .m., Central time, at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606.

At the Special Meeting, you will be asked to consider and approve a very important proposal for your Fund. Subject to shareholder approval, Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) will acquire all the assets and liabilities of Nuveen Tax Free Fund (the “Tax Free Fund”), Nuveen Municipal Bond Fund (the “Municipal Bond Fund”), and Nuveen Municipal Bond Fund 2 (the “Municipal Bond Fund 2” and together with the Tax Free Fund and the Municipal Bond Fund, the “Acquired Funds”) in exchange solely for shares of the Acquiring Fund, which will be distributed in complete liquidation of each Acquired Fund to the shareholders of such Acquired Fund (each, a “Reorganization” and collectively, the “Reorganizations”).

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), each Fund’s investment adviser, has proposed the Reorganizations involving each Acquired Fund, as well as a number of other reorganizations involving other funds advised by Nuveen Fund Advisors, to eliminate certain redundancies among the products it offers and in an effort to achieve certain operating efficiencies.

The Reorganizations are being proposed because Nuveen Fund Advisors and the Board of Directors/Trustees of Nuveen Investment Funds, Inc., Nuveen Multistate Trust I and Nuveen Municipal Trust (the “Board”) believe that the shareholders of each Acquired Fund will benefit from potential operating efficiencies and economies of scale that may be achieved by combining the Funds pursuant to the Reorganizations. Following the Reorganizations, the Acquiring Fund is expected to have lower total operating expenses than each Acquired Fund had prior to the Reorganizations. The Board believes the Reorganizations are in the best interests of each Acquired Fund, and recommends that you vote “For” the proposed Reorganization for your Fund.

The attached Joint Proxy Statement/Prospectus has been prepared to give you information about this proposal.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend your Fund’s Special Meeting. You may vote by mail, telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

We appreciate your continued support and confidence in Nuveen and our family of funds.

Very truly yours,

Kevin J. McCarthy
Vice President and Secretary

                , 2012

NUVEEN TAX FREE FUND

NUVEEN MUNICIPAL BOND FUND

AND

NUVEEN MUNICIPAL BOND FUND 2

NOTICE OF JOINT SPECIAL MEETING OF SHAREHOLDERS

TO BE HELD ON APRIL [13], 2012

To the Shareholders:

Notice is hereby given that a joint special meeting of shareholders of Nuveen Tax Free Fund, a series of Nuveen Investment Funds, Inc., a Maryland corporation (the “Corporation”), Nuveen Municipal Bond Fund, a series of Nuveen Municipal Trust, a Massachusetts business trust (the “Municipal Trust”), and Nuveen Municipal Bond Fund 2, a series of Nuveen Multistate Trust I, a Massachusetts business trust (the “Multistate Trust I”), will be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on April [13], 2012 at     :            .m., Central time (the “Special Meeting”), for the purposes described below. Nuveen Tax Free Fund, Nuveen Municipal Bond Fund and Nuveen Municipal Bond Fund 2 are referred to herein as the “Acquired Funds.”

1. (Tax Free Fund only) To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Nuveen Tax Free Fund (the “Tax Free Fund”) to Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Tax Free Fund; and (ii) the distribution by the Tax Free Fund of Class A shares of the Acquiring Fund to the holders of Class A and Class C1 shares of the Tax Free Fund and Class I shares of the Acquiring Fund to the holders of Class I shares of the Tax Free Fund in complete liquidation and termination of the Tax Free Fund (a “Reorganization”). A vote in favor of the Reorganization will be considered a vote in favor of an amendment to the Corporation’s Articles of Incorporation effecting the Reorganization.

2. (Municipal Bond Fund only) To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Nuveen Municipal Bond Fund (the “Municipal Bond Fund”) to Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Municipal Bond Fund; and (ii) the distribution by the Municipal Bond Fund of Class A, Class B, Class C and Class I shares of the Acquiring Fund to the holders of Class A, Class B, Class C and Class I shares, respectively, of the Municipal Bond Fund in complete liquidation and termination of the Municipal Bond Fund (a “Reorganization”).

3. (Municipal Bond Fund 2 only) To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of the Nuveen Municipal Bond Fund 2 (the “Municipal Bond Fund 2”) to the Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Municipal Bond Fund 2; and (ii) the distribution by the Municipal Bond Fund 2 of Class A, Class B, Class C and Class I shares of the Acquiring Fund to the holders of Class A, Class B, Class C and Class I shares, respectively, of the Municipal Bond Fund 2 in complete liquidation and termination of the Municipal Bond Fund 2 (a “Reorganization”).

4. To transact such other business as may properly come before the Special Meeting.

Only shareholders of record as of the close of business on             , 2012 are entitled to vote at the Special Meeting or any adjournments or postponements thereof.

All shareholders are cordially invited to attend the Special Meeting. In order to avoid delay and additional expense, and to assure that your shares are represented, please vote as promptly as possible, whether or not you plan to attend the Special Meeting. You may vote by mail, telephone or over the Internet.

—	To vote by mail, please mark, sign, date and mail the enclosed proxy card. No postage is required if mailed in the United States.

—	To vote by telephone, please call the toll-free number located on your proxy card and follow the recorded instructions, using your proxy card as a guide.

—	To vote over the Internet, go to the Internet address provided on your proxy card and follow the instructions, using your proxy card as a guide.

Kevin J. McCarthy
Vice President and Secretary

Joint Proxy Statement/Prospectus

Dated                 , 2012

Relating to the Acquisition of the Assets and Liabilities of

NUVEEN TAX FREE FUND,

NUVEEN MUNICIPAL BOND FUND

and NUVEEN MUNICIPAL BOND FUND 2 by NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

This Joint Proxy Statement/Prospectus is being furnished to shareholders of Nuveen Tax Free Fund (the “Tax Free Fund”), a series of Nuveen Investment Funds, Inc. (the “Corporation”), a Maryland corporation and an open-end investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), shareholders of Nuveen Municipal Bond Fund (the “Municipal Bond Fund”), a series of Nuveen Municipal Trust (the “Municipal Trust”), a Massachusetts business trust and an open-end investment company registered under the 1940 Act, and shareholders of Nuveen Municipal Bond Fund 2 (the “Municipal Bond Fund 2”), a series of Nuveen Multistate Trust I (the “Multistate Trust I”), a Massachusetts business trust and an open-end investment company registered under the 1940 Act, and relates to the joint special meeting of shareholders of the Tax Free Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 to be held at the offices of Nuveen Investments, Inc., 333 West Wacker Drive, Chicago, Illinois 60606, on April [13], 2012 at     :        .m., Central time and at any and all adjournments and postponements thereof (the “Special Meeting”). The Tax Free Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 are referred to herein collectively as the “Acquired Funds” and individually as an “Acquired Fund.” This Joint Proxy Statement/Prospectus is provided in connection with the solicitation by the Board of Directors/Trustees of the Corporation, the Municipal Trust and the Multistate Trust I of proxies to be voted at the Special Meeting, and any and all adjournments or postponements thereof. The Board of Directors of the Corporation, the Board of Trustees of the Municipal Trust and the Board of Trustees of the Multistate Trust I, which are made up of the same individuals, are referred to herein as the “Board.” The purpose of the Special Meeting is to consider the proposed reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of each Acquired Fund into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”), a series of the Municipal Trust. The Acquired Funds and the Acquiring Fund are referred to herein collectively as the “Funds” and individually as a “Fund.” The Municipal Trust and the Multistate Trust I may be referred to herein as the “Trusts” and individually as a “Trust.” If shareholders approve the Reorganization of the Tax Free Fund and it is completed, holders of Class A and Class C1 shares of the Tax Free Fund will receive Class A shares of the Acquiring Fund, and holders of Class I shares will receive Class I shares of the Acquiring Fund, with the same total value as the total value of the Tax Free Fund shares surrendered by such shareholders. If shareholders approve the Reorganization of the Municipal Bond Fund and it is completed, holders of all classes of the Municipal Bond Fund will receive the same class of Acquiring Fund shares with the same total value as the total value of the Municipal Bond Fund shares surrendered by such shareholders. If shareholders approve the Reorganization of the Municipal Bond Fund 2 and it is completed, holders of all classes of the Municipal Bond Fund 2 will receive the same class of Acquiring Fund shares with the same total value as the total value of the Municipal Bond Fund 2 shares surrendered by such shareholders. The Board has determined that each Reorganization is in the best interests of the corresponding Acquired Fund. The address, principal executive office and telephone number of the Funds, the Trust and the Corporation is 333 West Wacker Drive, Chicago, Illinois 60606, (800) 257-8787.

A vote in favor of the Reorganization of the Tax Free Fund will be considered a vote in favor of an amendment to the Corporation’s Articles of Incorporation effecting such Reorganization.

The closing of the Reorganization with respect to one Acquired Fund is not contingent upon the closing of the Reorganizations with respect to the other Acquired Funds.

The enclosed proxy and this Joint Proxy Statement/Prospectus are first being sent to shareholders of each Acquired Fund on or about                 , 2012. Shareholders of record as of the close of business on             , 2012 are entitled to vote at the Special Meetings and any adjournments or postponements thereof.

The Securities and Exchange Commission has not approved or disapproved these securities or determined whether the information in this Joint Proxy Statement/Prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

The Funds are using this Joint Proxy Statement/Prospectus for the Special Meeting in light of the similar matters being considered and voted on by the shareholders.

This Joint Proxy Statement/Prospectus concisely sets forth the information shareholders of the Acquired Funds should know before voting on the Reorganizations (in effect, investing in Class A, Class B, Class C and Class I shares of the Acquiring Fund, as applicable) and constitutes an offering of Class A, Class B, Class C and Class I shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund. Please read it carefully and retain it for future reference.

The following documents have been filed with the Securities and Exchange Commission (“SEC”) and are incorporated into this Joint Proxy Statement/Prospectus by reference and also accompany this Joint Proxy Statement/Prospectus:

(i)	the Municipal Trust’s prospectus dated August 31, 2011, as supplemented through the date of this Joint Proxy Statement/Prospectus, relating to the Acquiring Fund and the Municipal Bond Fund;

(ii)	the unaudited financial statements contained in the Municipal Trust’s Semi-Annual Report relating to the Acquiring Fund and the Municipal Bond Fund for the six-month period ended October 31, 2011.

The following documents contain additional information about the Acquired Funds and Acquiring Fund, have been filed with the SEC and are incorporated into this Joint Proxy Statement/Prospectus by reference:

(i)	the Statement of Additional Information relating to the proposed Reorganization, dated , 2012 (the “Reorganization SAI”);

(ii)	the Corporation’s prospectus dated August 31, 2011, as supplemented through the date of this Joint Proxy Statement/Prospectus, relating to the Tax Free Fund;

(iii)	the Corporation’s statement of additional information dated August 31, 2011, as supplemented through the date of this Joint Proxy Statement/Prospectus, relating to the Tax Free Fund;

(iv)	the audited financial statements contained in the Corporation’s Annual Report relating to the Tax Free Fund for the fiscal year ended April 30, 2011 and the unaudited financial statements contained in the Corporation’s Semi-Annual Report relating to the Tax Free Fund for the six-month period ended October 31, 2011;

(v)	the Municipal Trust’s statement of additional information dated August 31, 2011, as supplemented through the date of this Joint Proxy Statement/Prospectus, relating to the Acquiring Fund and the Municipal Bond Fund;

(vi)	the Multistate Trust I’s prospectus dated September 30, 2011, as supplemented through the date of this Joint Proxy Statement/Prospectus, relating to the Municipal Bond Fund 2;

(vii)	the Multistate Trust I’s statement of additional information dated September 30, 2011, as supplemented through the date of this Joint Proxy Statement/Prospectus, relating to the Municipal Bond Fund 2; and

(viii)	the audited financial statements contained in the Multistate Trust I’s Annual Report relating to the Municipal Bond Fund 2 for the fiscal year ended May 31, 2011 and the unaudited financial statements contained in the Multistate Trust I’s Semi-Annual Report relating to the Municipal Bond Fund 2 for the six-month period ended November 30, 2011.

No other parts of the documents referenced above are incorporated by reference herein.

Copies of the foregoing may be obtained without charge by calling or writing the Funds at the telephone number or address shown above. If you wish to request the Reorganization SAI, please ask for the “Reorganization SAI.” In addition, the Acquiring Fund will furnish, without charge, a copy of its most recent annual report and subsequent semi-annual report to a shareholder upon request. Any such request should be directed to the Acquiring Fund by calling (800) 257-8787 or by writing the Acquiring Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

The Municipal Trust, the Corporation and the Multistate Trust I are subject to the informational requirements of the Securities Exchange Act of 1934, as amended, and the 1940 Act, and in accordance therewith file reports and other information with the SEC. Reports, proxy statements, registration statements and other information filed by the Municipal Trust, the Corporation or the Multistate Trust I (including the Registration Statement relating to the Acquiring Fund on Form N-14 of which this Joint Proxy Statement/Prospectus is a part) may be inspected without charge and copied (for a duplication fee at prescribed rates) at the SEC’s Public Reference Room at 100 F Street, N.E., Washington, D.C. 20549 or at the SEC’s Northeast Regional Office (3 World Financial Center, New York, New York 10281) or Midwest Regional Office (175 W. Jackson Boulevard, Suite 900, Chicago, Illinois 60604). You may call the SEC at (202) 551-8090 for information about the operation of the Public Reference Room. You may obtain copies of this information, with payment of a duplication fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Branch, Office of Consumer Affairs and Information Services, Securities and Exchange Commission, Washington, D.C. 20549. You may also access reports and other information about the Funds on the EDGAR database on the SEC’s Internet site at http://www.sec.gov.

TABLE OF CONTENTS

i

TABLE OF CONTENTS

(continued)

ii

SUMMARY

The following is a summary of, and is qualified by reference to, the more complete information contained in this Joint Proxy Statement/Prospectus and the information attached hereto or incorporated herein by reference, including the forms of Agreements and Plans of Reorganization. As discussed more fully below and elsewhere in this Joint Proxy Statement/Prospectus, the Board believes the proposed Reorganizations are in the best interests of each Fund and that the interests of each Fund’s existing shareholders would not be diluted as a result of the Reorganizations. If shareholders of an Acquired Fund approve the Reorganization for their Fund and it is completed, such Acquired Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of such Acquired Fund.

Shareholders should read the entire Joint Proxy Statement/Prospectus carefully together with the Acquiring Fund’s Prospectus that accompanies this Joint Proxy Statement/Prospectus, which is incorporated herein by reference. This Joint Proxy Statement/Prospectus constitutes an offering of Class A, Class B, Class C and Class I shares of the Acquiring Fund.

Background

On December 31, 2010, Nuveen Investments, Inc. and certain of its affiliates (“Nuveen”) completed a strategic combination with U.S. Bank National Association (“U.S. Bank”) and its wholly owned subsidiary, FAF Advisors, Inc. (“FAF Advisors”), the investment adviser to the First American Funds. As part of that transaction, U.S. Bank received a 9.5% ownership interest in Nuveen and cash consideration in exchange for Nuveen’s acquisition of a portion of FAF Advisors’ investment advisory business, including assets relating to the non-money market open-end funds in the First American family of funds (the “FAF Transaction”). Shareholders of these funds received a proxy statement in connection with the FAF Transaction pursuant to which Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”) was appointed as the investment adviser to the funds and Nuveen Asset Management, LLC (“Nuveen Asset Management”) was appointed as the subadviser to the funds. Effective January 1, 2011, these former First American Funds became part of the Nuveen family of funds, and were re-branded as Nuveen Funds. Key investment and other personnel of FAF Advisors have become employees of Nuveen Fund Advisors and Nuveen Asset Management. The Reorganizations are three of several reorganizations being proposed as part of Nuveen’s ongoing efforts to integrate the portfolio management teams and investment products it offers following the FAF Transaction and eliminate certain redundancies in its investment products. The proposed reorganizations seek to combine portfolios with similar objectives and investment strategies within the combined organization.

The Reorganizations

This Joint Proxy Statement/Prospectus is being furnished to shareholders of the Acquired Funds in connection with the proposed combination of each Acquired Fund with and into the Acquiring Fund pursuant to the terms and conditions of the Agreements and Plans of Reorganization dated             , 2012 (i) by the Corporation, on behalf of the Tax Free Fund, the Municipal Trust, on behalf of the Acquiring Fund, and Nuveen Fund Advisors; (ii) by the Municipal Trust, on behalf of the Municipal Bond Fund and the Acquiring Fund, and Nuveen Fund Advisors; and (iii) by the Multistate Trust I, on behalf of the Municipal Bond Fund 2, the Municipal Trust, on behalf of the Acquiring Fund, and Nuveen Fund Advisors (each, an “Agreement” and collectively, the “Agreements”).

The Agreement with respect to the Tax Free Fund provides for (i) the transfer of all the assets of the Tax Free Fund to the Acquiring Fund in exchange solely for Class A and Class I voting shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Tax Free Fund; and (ii) the distribution by the Tax Free Fund of Class A shares of the Acquiring Fund to the holders of Class A and Class C1 shares of the Tax Free Fund and Class I shares of the Acquiring Fund to the holders of Class I shares of the Tax Free Fund in complete liquidation and termination of the Tax Free Fund as soon as practicable following the Closing Date (as defined herein).

The Agreement with respect to the Municipal Bond Fund provides for (i) the transfer of all the assets of the Municipal Bond Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Municipal Bond Fund; and (ii) the distribution by the Municipal Bond Fund of Class A, Class B, Class C and Class I shares of the Acquiring Fund to the holders of Class A, Class B, Class C and Class I shares, respectively, of the Municipal Bond Fund in complete liquidation and termination of the Municipal Bond Fund as soon as practicable following the Closing Date.

The Agreement with respect to the Municipal Bond Fund 2 provides for (i) the transfer of all the assets of the Municipal Bond Fund 2 to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Municipal Bond Fund 2; and (ii) the distribution by the Municipal Bond Fund 2 of Class A, Class B, Class C and Class I shares of the Acquiring Fund to the holders of Class A, Class B, Class C and Class I shares, respectively, of the Municipal Bond Fund 2 in complete liquidation and termination of the Municipal Bond Fund 2 as soon as practicable following the Closing Date.

If shareholders of an Acquired Fund approve the Reorganization for their Fund and it is completed, such Acquired Fund shareholders will become shareholders of the Acquiring Fund. The closing of the Reorganization with respect to one Acquired Fund is not contingent upon the closing of the Reorganizations with respect to the other Acquired Funds. The Board has determined that each Reorganization is in the best interests of the participating Acquired Fund and that the interests of existing shareholders will not be diluted as a result of the Reorganization. The Board unanimously approved the Reorganizations and the Agreements at a meeting held on November 14, 2011. The Board recommends a vote “FOR” each Reorganization.

If shareholders approve the Reorganization for their Fund, such Fund and the Acquiring Fund each will be charged for expenses incurred in connection with the Reorganization based on its portion of the projected cost savings to the Funds during the first year following the Reorganizations. Nuveen Fund Advisors estimates that Reorganization costs will be approximately $268,000 and that the cost savings during the first year following the Reorganizations will be approximately $503,000 for the Tax Free Fund, approximately $230,000 for the Municipal Bond Fund, approximately $158,000 for the Municipal Bond Fund 2 and approximately $216,000 for the Acquiring Fund. As a result, the Tax Free Fund is expected to be charged approximately $122,000, the Municipal Bond Fund is expected to be charged approximately $56,000, the Municipal Bond Fund 2 is expected to be charged approximately $38,000 and the Acquiring Fund is expected to be charged approximately $52,000. To the extent that the payment of these expenses would cause any Fund’s expenses to exceed the expense cap then in effect, Nuveen would reimburse such expenses to the extent necessary to operate within the cap. Each

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Fund is expected to recover its costs of the Reorganizations within the first year following the Reorganizations assuming that annual costs savings occur at the levels shown above. To the extent that such Reorganization expenses otherwise exceed the anticipated cost savings for the Funds, Nuveen will pay such expenses. If a Reorganization is not approved or completed with respect to an Acquired Fund, Nuveen will pay all the Reorganization expenses that would have been charged to that Acquired Fund and the Acquiring Fund in connection with such Reorganization.

The Board is asking shareholders of each Acquired Fund to approve their Fund’s Reorganization at the Special Meeting to be held on April [13], 2012. With respect to the Reorganization of the Tax Free Fund, approval of the Reorganization requires the affirmative vote of the holders of a majority of the total number of the Fund’s shares outstanding and entitled to vote. With respect to the Reorganization of each of the Municipal Bond Fund and the Municipal Bond Fund 2, approval of the Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon. See “Voting Information and Requirements” below.

If shareholders of an Acquired Fund approve the Reorganization for their Fund, it is expected that such Reorganization will occur at the close of business on April [20], 2012 (the “Closing Date”), but it may be at a different time as described herein. If a Reorganization is not approved, the Board will take such action as it deems to be in the best interests of the applicable Acquired Fund. The Closing Date may be delayed and a Reorganization may be abandoned at any time by the mutual agreement of the parties. In addition, any Fund may at its option terminate its Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement contained in the Agreement to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund.

Reasons for the Proposed Reorganizations

The Board believes that the proposed Reorganizations would be in the best interests of the applicable Funds. In approving the Reorganizations, the Board considered a number of principal factors in reaching its determinations, including the following:

—	the similarities and differences in the Funds’ investment objectives and principal investment strategies;

—	the Funds’ relative risks;

—	the Funds’ relative sizes;

—	the relative investment performance of the Funds and portfolio managers;

—	the relative fees and expense ratios of the Funds, including any caps on the Funds’ expenses agreed to by the Adviser;

—	the anticipated tax-free nature of the Reorganizations;

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—	the expected costs of the Reorganizations and the extent to which the Funds would bear any such costs;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the applicable Funds;

—	the effect of the Reorganizations on shareholder services and shareholder rights;

—	alternatives to the Reorganizations;

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations; and

—	differences in expected yields, expense ratios and Reorganization costs based on if the Reorganization of each Acquired Fund, or only the Reorganization of the Municipal Bond Fund 2, occurs.

For a more detailed discussion of the Board’s considerations regarding the approval of the Reorganizations, see “The Board’s Approval of the Reorganizations.”

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Funds have substantially similar procedures, which were harmonized in connection with the FAF Transaction, for making distributions and for purchasing, redeeming and exchanging shares, except that because the Funds have different transfer agents, the funds available as exchange options to the Tax Free Fund and the Acquiring Fund shareholders currently are different. (All Nuveen open-end funds will begin using the same transfer agent, and therefore will have the same exchange options, in mid-2012.) The Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund have the same transfer agent and therefore the same exchange options. The Tax Free Fund offers three classes of shares: Class A, Class C1 and Class I Shares. The Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 offer four classes of shares: Class A, Class B, Class C and Class I Shares. Each share class of the Municipal Bond Fund and the Municipal Bond Fund 2 has the same investment eligibility criteria as the corresponding Acquiring Fund share class. In addition, Class A and Class I shares of the Tax Free Fund have the same investment eligibility criteria as Class A and Class I shares, respectively, of the Acquiring Fund. Class C1 shareholders of the Tax Free Fund will receive Class A, rather than Class C, shares of the Acquiring Fund in the Reorganization in order to avoid raising Rule 12b-1 fees for such shareholders. Class C shares of the Acquiring Fund have higher Rule 12b-1 fees than Class C1 shares, whereas Rule 12b-1 fees for Class A shares are lower. Class C1 shares of the Tax Free Fund and Class B shares of the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 are not available for new accounts or additional investment into existing accounts, but Class C1 and Class B shares may be issued for purposes of dividend reinvestment. See “Comparison of the Funds—Distribution, Purchase, Redemption, Exchange of Shares and Dividends” below for a more detailed discussion.

Material Federal Income Tax Consequences of the Reorganizations

As a condition to closing each Reorganization, the participating Funds will receive an opinion from Vedder Price P.C. (which will be based on certain factual representations and certain customary assumptions and exclusions) substantially to the effect that the Reorganization will qualify as a tax-free reorganization under Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”).

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Accordingly, it is not expected that any Fund will recognize gain or loss for federal income tax purposes as a direct result of the Reorganizations. In connection with each Reorganization, a portion of the Acquired Fund’s portfolio assets may be sold prior to such Reorganization, which could result in such Acquired Fund declaring taxable distributions to its shareholders on or prior to the Closing Date. However, it is not expected that any material portfolio sales (i.e., more than 5% of an Acquired Fund’s assets) will occur solely in connection with a Reorganization. For a more detailed discussion of the federal income tax consequences of the Reorganizations, please see “The Proposed Reorganizations—Material Federal Income Tax Consequences” below.

COMPARISON OF THE FUNDS

Investment Objectives

The Funds have similar investment objectives. The investment objective of the Acquiring Fund and the Municipal Bond Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. The investment objective of the Tax Free Fund is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk. The investment objective of the Municipal Bond Fund 2 is to provide as high a level of current interest income exempt from regular federal, Florida state and, in some cases, Florida local income taxes as is consistent with preservation of capital. Because Florida does not impose personal income or intangible personal property taxes, however, there is no real difference between the investment objective of Municipal Bond Fund 2 and the investment objectives of the other Funds. The investment objectives of the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 are fundamental and may not be changed without shareholder approval. The investment objective of the Tax Free Fund is not fundamental and may be changed without shareholder approval upon providing notice at least 60 days in advance.

Investment Strategies

Each Acquired Fund and the Acquiring Fund also have similar principal investment strategies and risks. The similarities and differences of the principal investment strategies of the Funds are:

Tax Free Fund	Municipal Bond Fund	Municipal Bond Fund 2	Acquiring Fund

—      Under normal market conditions, the Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax (“AMT”).

	— Under normal market conditions the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.	— Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.	— Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax.

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Tax Free Fund	Municipal Bond Fund	Municipal Bond Fund 2	Acquiring Fund
— The Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal AMT.

— The Fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the Fund’s sub-adviser.

—      The municipal securities in which the Fund invests are, at the time of purchase, (i) rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the Fund’s sub-adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest.

—      The Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality.

—      The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Fund’s sub-adviser to be of comparable quality.

—      The Fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”).

		— The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.	— The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds.

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Tax Free Fund	Municipal Bond Fund	Municipal Bond Fund 2	Acquiring Fund
	— The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”).	— The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”).	— The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”).

—      The Fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the Fund’s portfolio.

— The Fund will attempt to maintain the weighted average maturity of its portfolio securities at 10 to 25 years under normal market conditions.

Comparison of Principal Investment Strategies

Each Acquired Fund and the Acquiring Fund have similar principal investment strategies and risks. However, there are some differences. The Tax Free Fund has a limit of investing 20% of its net assets in taxable obligations, including those subject to the federal AMT, while the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund do not have a limitation on investing in obligations subject to the federal AMT. As noted above, each Fund mainly invests in investment grade securities. In addition, the Tax Free Fund, the Municipal Bond Fund 2 and the Acquiring Fund may invest in high yield securities as a principal investment strategy (up to 20% of its total assets for the Tax Free Fund and up to 20% of its net assets for each of the Municipal Bond Fund 2 and the Acquiring Fund), while the Municipal Bond Fund invests only in municipal securities that, at the time of purchase, are rated investment grade (or are unrated, but judged to be of comparable quality by the Fund’s sub-adviser, or are backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest). Also, the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund may each invest up to 15% of its net assets in inverse floaters as a principal investment strategy; whereas, the Tax Free Fund may

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invest in inverse floaters, but it is not a principal investment strategy of the Fund. In addition, the Tax Free Fund may utilize futures contracts and options on futures contracts as a principal investment strategy and has a principal investment strategy of maintaining a weighted average maturity of its portfolio securities of 10 to 25 years, while the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund do not have similar principal investment strategies. However, the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund may each utilize futures contracts, swap contracts, options on futures and swaps and other derivatives as non-principal strategies. In addition, the Municipal Bond Fund and the Municipal Bond Fund 2 each normally maintains a weighted average portfolio maturity of approximately 15 to 30 years as a non-principal investment strategy. The Acquiring Fund will maintain, under normal market circumstances, an investment portfolio with an overall weighted average maturity in excess of 10 years as a non-principal investment strategy.

In evaluating the Reorganization of their Fund, Acquired Fund shareholders should consider the risks of investing in the Acquiring Fund. The principal risks of investing in the Acquiring Fund are described in the section below entitled “Risk Factors.”

With respect to each Reorganization, the Reorganization may result in one-time brokerage costs for the Acquired Fund to the extent it is necessary for such Acquired Fund to sell holdings prior to the Reorganization so that the Acquiring Fund’s portfolio immediately following the Reorganization remains in compliance with its investment policies and restrictions. If each Reorganization had occurred as of December 31, 2011, no Acquired Fund would have been required to dispose of its securities in order to comply with the Acquiring Fund’s investment policies and restrictions, nor would any Acquired Fund have sold any material portion (i.e., more than 5% of its assets) of the securities in its portfolio solely as a result of the Reorganization.

Fees and Expenses

The tables below provide information about the fees and expenses attributable to each class of shares of the Funds, and the pro forma fees and expenses of the combined fund (i) assuming all of the Reorganizations occurred, and (ii) assuming only the Reorganization of the Municipal Bond Fund 2 into the Acquiring Fund occurred. You may qualify for sales charge discounts on purchases of Class A shares if you and your family invest, or agree to invest in the future, at least $50,000 in a Fund or other Nuveen mutual funds. Shareholder fees reflect the fees currently in effect for each Fund. Annual Fund Operating Expenses for the Tax Free Fund have been restated to take into account the new fee and expense structure adopted by the Fund as of January 1, 2011 following the closing of the FAF Transaction. The fees and expenses for the Tax Free Fund are estimated based on the actual fees and expenses incurred by the Fund from January 1, 2011 through April 30, 2011, which have been annualized. Annual Fund Operating Expenses for the Municipal Bond Fund and the Acquiring Fund reflect each Fund’s fees and expenses for its fiscal year ended April 30, 2011. Annual Fund Operating Expenses for the Municipal Bond Fund 2 reflect the Fund’s fees and expenses for its fiscal year ended May 31, 2011. Because the Reorganizations are not contingent and one Reorganization may occur whether or not any other Reorganization is approved, several Fund combinations are possible. The two Combined Fund Pro Forma scenarios presented below capture the range of possible pro forma outcomes, based on if the Reorganizations of all Acquired Funds into the Acquiring Fund were consummated, and if only the Reorganization of the Municipal Bond Fund 2 into the Acquiring Fund was consummated. Both scenarios assume the Reorganization(s) occurred as of April 30, 2011.

Because the Acquiring Fund does not offer Class C1 shares, Class C1 shareholders of the Tax Free Fund will receive Class A shares of the Acquiring Fund in the Reorganization.

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Shareholder Fees

(paid directly from your investment)

	Tax Free Fund	Municipal Bond Fund	Municipal Bond Fund 2	Acquiring Fund	Combined Fund Pro Forma (Each Acquired Fund into Acquiring Fund)	Combined Fund Pro Forma (Municipal Bond Fund 2 into Acquiring Fund)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)
Class A	4.20%	4.20%	4.20%	4.20%	4.20%	4.20%
Class B	N/A	None	None	None	None	None
Class C	N/A	None	None	None	None	None
Class C1	None	N/A	N/A	N/A	4.20%[1]	N/A
Class I	None	None	None	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)
Class A	None	None	None	None	None	None
Class B	N/A	5.00%	5.00%	5.00%	5.00%	5.00%
Class C	N/A	1.00%	1.00%	1.00%	1.00%	1.00%
Class C1	1.00%	N/A	N/A	N/A	None[1]	N/A
Class I	None	None	None	None	None	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends
Class A	None	None	None	None	None	None
Class B	N/A	None	None	None	None	None
Class C	N/A	None	None	None	None	None
Class C1	None	N/A	N/A	N/A	None[1]	N/A
Class I	None	None	None	None	None	None
Exchange Fees
Class A	None	None	None	None	None	None
Class B	N/A	None	None	None	None	None
Class C	N/A	None	None	None	None	None
Class C1	None	N/A	N/A	N/A	None[1]	N/A
Class I	None	None	None	None	None	None
Annual Low Balance Account fee (for accounts under $1,000)[2]
Class A	$15	$15	$15	$15	$15	$15
Class B	N/A	$15	$15	$15	$15	$15
Class C	N/A	$15	$15	$15	$15	$15
Class C1	$15	N/A	N/A	N/A	$15[1]	N/A
Class I	$15	$15	$15	$15	$15	$15

1	The Combined Fund Pro Forma information for Class C1 shares is the information applicable to Class A shares because Class C1 shareholders of the Tax Free Fund will receive Class A shares of the Acquiring Fund in the Reorganization. The combined fund will not offer Class C1 shares in the Reorganization.
2	Fee applies to the following types of accounts held directly with the Fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

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Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Tax Free Fund	Municipal Bond Fund	Municipal Bond Fund 2	Acquiring Fund	Combined Fund Pro Forma (Each Acquired Fund into Acquiring Fund)[1]	Combined Fund Pro Forma (Municipal Bond Fund 2 into Acquiring Fund)[2]
Management Fees
Class A	0.58%	0.46%	0.53%	0.46%	0.45%	0.46%
Class B	N/A	0.46%	0.53%	0.46%	0.45%	0.46%
Class C	N/A	0.46%	0.53%	0.46%	0.45%	0.46%
Class C1	0.58%	N/A	N/A	N/A	0.45%[3]	N/A
Class I	0.58%	0.46%	0.53%	0.46%	0.45%	0.46%
Distribution and Service (12b-1) Fees
Class A	0.20%	0.20%	0.20%	0.20%	0.20%	0.20%
Class B	N/A	0.95%	0.95%	0.95%	0.95%	0.95%
Class C	N/A	0.75%	0.75%	0.75%	0.75%	0.75%
Class C1	0.65%	N/A	N/A	N/A	0.20%[3]	N/A
Class I	0.00%	0.00%	0.00%	0.00%	0.00%	0.00%
Other Expenses
Class A	0.08%	0.11%	0.11%	0.12%	0.09%	0.11%
Class B	N/A	0.11%	0.11%	0.12%	0.09%	0.11%
Class C	N/A	0.11%	0.11%	0.12%	0.09%	0.11%
Class C1	0.08%	N/A	N/A	N/A	0.09%[3]	N/A
Class I	0.08%	0.11%	0.11%	0.12%	0.09%	0.11%
Total Annual Fund Operating Expenses
Class A	0.86%	0.77%	0.84%	0.78%	0.74%	0.77%
Class B	N/A	1.52%	1.59%	1.53%	1.49%	1.52%
Class C	N/A	1.32%	1.39%	1.33%	1.29%	1.32%
Class C1	1.31%	N/A	N/A	N/A	0.74%[3]	N/A
Class I	0.66%	0.57%	0.64%	0.58%	0.54%	0.57%

1	Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganizations. The Tax Free Fund is expected to be charged approximately $122,000 (0.03% of net assets), the Municipal Bond Fund is expected to be charged approximately $56,000 (0.01% of net assets), the Municipal Bond Fund 2 is expected to be charged approximately $38,000 (0.02% of net assets), and the Acquiring Fund is expected to be charged approximately $52,000 (less than 0.01% of net assets). See “The Proposed Reorganizations—Reorganization Expenses” for additional information about these expenses.
2	Pro forma expenses do not include the expenses to be charged to the Funds in connection with the Reorganization. The Municipal Bond Fund 2 is expected to be charged approximately $59,000 (0.04% of net assets), and the Acquiring Fund is expected to be charged approximately $43,000 (less than 0.01% of net assets). See “The Proposed Reorganizations—Reorganization Expenses” for additional information about these expenses.
3	The Combined Fund Pro Forma information for Class C1 shares is the information applicable to Class A shares because Class C1 shareholders of the Tax Free Fund will receive Class A shares in the Reorganization. The combined fund will not offer Class C1 shares in the Reorganization.

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Example

The example below is intended to help you compare the cost of investing in each Fund and the pro forma cost of investing in the combined fund (i) assuming all Reorganizations occurred and (ii) assuming only the Reorganization of the Municipal Bond Fund 2 into the Acquiring Fund occurred. The example assumes you invest $10,000 in a Fund for the time periods indicated (based on information in the tables above) and then either redeem or do not redeem your shares at the end of a period. The example assumes that your investment has a 5% return each year and that a Fund’s expenses remain at the level shown in the table above. Class B shares automatically convert to Class A shares, which have lower 12b-1 fees, eight years after you buy them. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Tax Free Fund	Municipal Bond Fund	Municipal Bond Fund 2	Acquiring Fund	Combined Fund Pro Forma (Each Acquired Fund into Acquiring Fund)	Combined Fund Pro Forma (Municipal Bond Fund 2 into Acquiring Fund)
1 Year

Assuming you sold your shares at the end of each period
Class A	$504	$495	$502	$496	$492	$495
Class B	N/A	$555	$562	$556	$552	$555
Class C	N/A	$134	$142	$135	$131	$134
Class C1	$133	N/A	N/A	N/A	N/A	N/A
Class I	$67	$58	$65	$59	$55	$58
Assuming you kept your shares
Class A	$504	$495	$502	$496	$492	$495
Class B	N/A	$155	$162	$156	$152	$155
Class C	N/A	$134	$142	$135	$131	$134
Class C1	$133	N/A	N/A	N/A	N/A	N/A
Class I	$67	$58	$65	$59	$55	$58

3 Years

Assuming you sold your shares at the end of each period
Class A	$683	$656	$677	$659	$647	$656
Class B	N/A	$780	$802	$783	$771	$780
Class C	N/A	$418	$440	$421	$409	$418
Class C1	$415	N/A	N/A	N/A	N/A	N/A
Class I	$211	$183	$205	$186	$173	$183
Assuming you kept your shares
Class A	$683	$656	$677	$659	$647	$656
Class B	N/A	$780	$502	$483	$471	$480
Class C	N/A	$418	$440	$421	$409	$418
Class C1	$415	N/A	N/A	N/A	N/A	N/A
Class I	$211	$183	$205	$186	$173	$183

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	Tax Free Fund	Municipal Bond Fund	Municipal Bond Fund 2	Acquiring Fund	Combined Fund Pro Forma (Each Acquired Fund into Acquiring Fund)	Combined Fund Pro Forma (Municipal Bond Fund 2 into Acquiring Fund)
5 Years

Assuming you sold your shares at the end of each period
Class A	$877	$830	$866	$835	$814	$830
Class B	N/A	$929	$966	$934	$913	$929
Class C	N/A	$723	$761	$729	$708	$723
Class C1	$718	N/A	N/A	N/A	N/A	N/A
Class I	$368	$318	$357	$324	$302	$318
Assuming you kept your shares
Class A	$877	$830	$866	$835	$814	$830
Class B	N/A	$829	$866	$834	$813	$829
Class C	N/A	$723	$761	$729	$708	$723
Class C1	$718	N/A	N/A	N/A	N/A	N/A
Class I	$368	$318	$357	$324	$302	$318

10 Years

Assuming you sold your shares at the end of each period
Class A	$1,436	$1,334	$1,414	$1,345	$1,300	$1,334
Class B	N/A	$1,610	$1,688	$1,621	$1,576	$1,610
Class C	N/A	$1,590	$1,669	$1,601	$1,556	$1,590
Class C1	$1,579	N/A	N/A	N/A	N/A	N/A
Class I	$822	$714	$798	$726	$677	$714
Assuming you kept your shares
Class A	$1,436	$1,334	$1,414	$1,345	$1,300	$1,334
Class B	N/A	$1,610	$1,688	$1,621	$1,576	$1,610
Class C	N/A	$1,590	$1,669	$1,601	$1,556	$1,590
Class C1	$1,579	N/A	N/A	N/A	N/A	N/A
Class I	$822	$714	$798	$726	$677	$714

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not

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reflected in annual fund operating expenses or in the example, affect each Fund’s performance. During their most recent fiscal periods for which audited financial statements are available, the Funds had the following portfolio turnover rates:

Fund	Fiscal Period	Rate
Tax Free Fund	Ten months ended 4/30/11	30%
Municipal Bond Fund	Twelve months ended 4/30/11	6%
Municipal Bond Fund 2	Twelve months ended 5/31/11	4%
Acquiring Fund	Twelve months ended 4/30/11	26%

After each Reorganization is completed, the portfolio managers of the Acquiring Fund may, in their discretion, sell securities acquired from each Acquired Fund. To the extent that the portfolio managers choose to sell a significant percentage of such securities, the Acquiring Fund’s portfolio turnover rate and brokerage costs may be higher than they otherwise would have been.

Risk Factors

In evaluating the Reorganizations, you should consider carefully the risks of the Acquiring Fund to which you will be subject if your Fund’s Reorganization is approved and completed. Investing in a mutual fund involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Because of these and other risks, you should consider an investment in the Acquiring Fund to be a long-term investment. An investment in the Acquiring Fund may not be appropriate for all shareholders. For a complete description of the risks of an investment in the Acquiring Fund, see the section in the Acquiring Fund’s Prospectus entitled “Principal Risks.”

Because the Funds have similar investment strategies, the principal risks of each Fund are similar. The principal risks of investing in the Acquiring Fund are described below. An investment in each Acquired Fund is also subject to each of these risks, except that the Tax Free Fund is not subject to Inverse Floaters Risk as a principal risk (although it may invest in such securities as a non-principal investment strategy) and the Municipal Bond Fund generally is not subject to High Yield Securities Risk. In addition, as noted above, in comparison to the Tax Free Fund, the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 each may invest more of its assets in securities subject to the federal AMT, and the principal risks of the Tax Free Fund include futures contract risk. Also, although Municipal Bond Fund 2 is no longer required to invest at least 50% of its net assets in Florida municipal bonds, a significant portion of its assets are invested in such bonds, and, therefore, it is subject to state concentration risk.

Alternative Minimum Tax Risk.    The Fund has no limit as to the amount that can be invested in AMT bonds; therefore, all or a portion of the Fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal AMT.

Call Risk.    If an issuer calls higher-yielding bonds held by the Fund, performance could be adversely impacted.

Credit Risk.    Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the Fund could default on their obligations.

High Yield Securities Risk.    High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

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Income Risk.    The Fund’s income could decline during periods of falling interest rates. Also, if the Fund invests in inverse floaters, the Fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk.    Interest rate risk is the risk that the value of the Fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the Fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk.    The use of inverse floaters by the Fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. In other words, the value of an inverse floater will fluctuate to a significantly greater extent than the values of the fixed rate municipal bonds underlying the inverse floaters in response to changes in market interest rates or credit quality. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the Fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of certain inverse floaters, the risk that the Fund may lose more than its original principal investment.

Market Risk.    The market values of municipal bonds owned by the Fund may decline, at times sharply and unpredictably.

Political and Economic Risks.    The values of municipal securities held by the Fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Tax Risk.    Income from municipal bonds held by the Fund could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. On September 12, 2011, President Obama submitted to Congress the American Jobs Act of 2011 (the “Jobs Act”). If enacted in its proposed form, the Jobs Act generally would limit the exclusion from gross income of tax-exempt interest (which includes exempt-interest dividends received from the Fund) for individuals whose adjusted gross income for federal income tax purposes exceeds certain thresholds for taxable years beginning on or after January 1, 2013 in order to provide a tax benefit not greater than 28% of such interest. Such proposal could affect the value of the municipal bonds owned by the Fund. The likelihood of the Jobs Act being enacted in the form introduced or in some other form cannot be predicted. Shareholders should consult their own tax advisors regarding the potential consequences of the Jobs Act on their investment in the Fund.

Fundamental Investment Restrictions

The Funds have similar fundamental investment restrictions that cannot be changed without shareholder approval, with the exception that the Tax Free Fund’s investment objective may be changed by the Board without shareholder approval. Each Fund’s policy to invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax and, in the case of the Tax Free Fund, the federal AMT, is fundamental. Also, each Fund has adopted a policy of not concentrating its investments in any industry, except that the U.S. government and its agencies

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and instrumentalities, and state and municipal governments and their political subdivisions, are not considered members of any industry. For purposes of each Fund’s concentration policy, each Fund classifies tax-exempt bonds backed only by the assets and revenues of non-governmental users as issued by such non-governmental users and as subject to the Fund’s concentration policy.

Performance Information

The total returns of the Funds for the periods ended December 31, 2011, based on historical fees and expenses for each period, are set forth in the chart and tables below.

The bar chart below illustrates annual calendar year returns for each Fund’s Class A shares. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown. The tables below illustrate average annual returns for the periods ended December 31, 2011 for each Fund. The tables also show how each Fund’s performance compares with the returns of a broad measure of market performance and an index of funds with similar investment objectives. This information is intended to help you assess the variability of Fund returns (and consequently, the potential risks of a Fund investment).

All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for Class B, Class C, Class C1 and Class I shares will vary. Returns for market indices do not include expenses, which are deducted from Fund returns, or taxes.

Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced. Past performance (before and after taxes) does not necessarily indicate future performance. Updated performance information is available at www.nuveen.com or by calling (800) 257-8787.

Tax Free Fund—Class A Annual Total Return

During the periods shown in the bar chart, the Tax Free Fund’s Class A highest and lowest calendar quarter returns were 11.45% and -9.36%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

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Municipal Bond Fund—Class A Annual Total Return

During the periods shown in the bar chart, the Municipal Bond Fund’s Class A highest and lowest calendar quarter returns were 6.99% and -4.56%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

Municipal Bond Fund 2—Class A Annual Total Return

During the periods shown in the bar chart, the Municipal Bond Fund 2’s Class A highest and lowest calendar quarter returns were 9.87% and -7.61%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

Acquiring Fund—Class A Total Return

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During the periods shown in the bar chart, the Acquiring Fund’s Class A highest and lowest calendar quarter returns were 11.69% and -8.04%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

	Average Annual Total Returns for the Periods Ended December 31, 2011
Tax Free Fund	1 Year	5 Years	10 Years
Class A (return before taxes)	7.98%	4.04%	4.86%
Class A (return after taxes on distributions)	7.96%	4.00%	4.76%
Class A (return after taxes on distributions and sale of fund shares)	6.66%	4.04%	4.74%
Class C1 (return before taxes)	12.18%	4.38%	4.82%
Class I (return before taxes)	12.84%	5.03%	5.48%
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.70%	5.22%	5.38%
Lipper General Municipal Debt Funds Category Average (reflects no deduction for taxes or certain expenses)	10.56%	3.71%	4.36%

	Average Annual Total Returns for the Periods Ended December 31, 2011
Municipal Bond Fund	1 Year	5 Years	10 Years
Class A (return before taxes)	6.35%	3.14%	4.05%
Class A (return after taxes on distributions)	6.35%	3.13%	4.03%
Class A (return after taxes on distributions and sale of fund shares)	5.62%	3.27%	4.08%
Class B (return before taxes)	6.15%	3.08%	3.88%
Class C (return before taxes)	10.43%	3.47%	3.94%
Class I (return before taxes)	11.23%	4.24%	4.70%
S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.62%	4.86%	5.35%
Lipper General Municipal Debt Funds Category Average (reflects no deduction for taxes or certain expenses)	10.56%	3.71%	4.36%

	Average Annual Total Returns for the Periods Ended December 31, 2011
Municipal Bond Fund 2	1 Year	5 Years	10 Years
Class A (return before taxes)	6.38%	2.85%	3.82%
Class A (return after taxes on distributions)	6.38%	2.85%	3.81%
Class A (return after taxes on distributions and sale of fund shares)	5.77%	3.05%	3.90%
Class B (return before taxes)	6.04%	2.79%	3.63%
Class C (return before taxes)	10.27%	3.16%	3.68%
Class I (return before taxes)	11.10%	3.95%	4.46%
S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.62%	4.86%	5.35%
Lipper General Municipal Debt Funds Category Average (reflects no deduction for taxes or certain expenses)	10.56%	3.71%	4.36%

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	Average Annual Total Returns for the Periods Ended December 31, 2011
Acquiring Fund	1 Year	5 Years	10 Years
Class A (return before taxes)	8.27%	4.21%	4.78%
Class A (return after taxes on distributions)	8.26%	4.21%	4.78%
Class A (return after taxes on distributions and sale of fund shares)	7.23%	4.27%	4.78%
Class B (return before taxes)	8.16%	4.14%	4.62%
Class C (return before taxes)	12.39%	4.52%	4.66%
Class I (return before taxes)	13.17%	5.30%	5.44%
S&P Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	10.62%	4.86%	5.35%
Lipper General Municipal Debt Funds Category Average (reflects no deduction for taxes or certain expenses)	10.56%	3.71%	4.36%

Investment Adviser and Sub-Adviser

Each Fund is managed by Nuveen Fund Advisors, which offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the Funds, oversees the management of the Funds’ portfolios, manages the Funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as a sub-adviser to each of the Funds. Nuveen Asset Management manages the investment of the Funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

Prior to the FAF Transaction, the Tax Free Fund was advised by FAF Advisors, a wholly-owned subsidiary of U.S. Bank National Association.

The Acquiring Fund is managed by John V. Miller, CFA and Douglas J. White, CFA. Mr. Miller has been a portfolio manager of the Acquiring Fund since 2010, and Mr. White has been a portfolio manager of the Acquiring Fund since 2011. Mr. Miller joined Nuveen in 1996 and is a Managing Director and Co-Head of Fixed Income. As of December 31, 2011, Mr. Miller managed nine Nuveen-sponsored investment companies, with a total of approximately $7.9 billion under management. Mr. White joined FAF Advisors, Inc. in 1987, joined Nuveen on January 1, 2011 in connection with the FAF Transaction, and is a Senior Vice President. As of December 31, 2011, Mr. White managed six Nuveen-sponsored investment companies, with a total of approximately $2.6 billion under management.

The Tax Free Fund is also managed by Mr. White. Mr. White has served as the portfolio manager for the Tax Free Fund since 2001.

The Municipal Bond Fund is managed by Paul L. Brennan, CFA, CPA. Mr. Brennan has been the portfolio manager of the Municipal Bond Fund since 2006. Mr. Brennan joined Nuveen in 1997

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and is a Senior Vice President. As of December 31, 2011, Mr. Brennan managed 24 Nuveen-sponsored investment companies, with a total of approximately $13.9 billion under management.

The Municipal Bond Fund 2 is managed by Daniel J. Close, CFA. Mr. Close has been the portfolio manager of the Municipal Bond Fund 2 since 2007. Mr. Close joined Nuveen in 2000 and is a Senior Vice President. As of December 31, 2011, Mr. Close managed 26 Nuveen-sponsored investment companies, with a total of approximately $4.5 billion under management.

For a complete description of the advisory services provided to the Acquiring Fund, see the section of the Fund’s Prospectus entitled “Who Manages the Funds” and the section of the Fund’s Statement of Additional Information entitled “Adviser and Sub-Adviser.” Additional information about the portfolio manager compensation structure, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the Funds is provided in each Fund’s Statement of Additional Information.

Advisory and Other Fees

Pursuant to investment management agreements between Nuveen Fund Advisors and the Corporation, on behalf of the Tax Free Fund, Nuveen Fund Advisors and the Multistate Trust I, on behalf of the Municipal Bond Fund 2, and Nuveen Fund Advisors and the Municipal Trust, on behalf of the Municipal Bond Fund and the Acquiring Fund, each Fund pays Nuveen Fund Advisors fund-level fees, payable monthly at the annual rates set forth below:

Tax Free Fund—Management Fee		Municipal Bond Fund 2—Management Fee
Average Daily Net Assets	Fee Rate	Average Daily Net Assets	Fee Rate
For the first $125 million	0.4000%	For the first $125 million	0.3500%
For the next $125 million	0.3875%	For the next $125 million	0.3375%
For the next $250 million	0.3750%	For the next $250 million	0.3250%
For the next $500 million	0.3625%	For the next $500 million	0.3125%
For the next $1 billion	0.3500%	For the next $1 billion	0.3000%
For net assets over $2 billion	0.3250%	For the next $3 billion	0.2750%
		For net assets over $5 billion	0.2500%

Municipal Bond Fund and Acquiring Fund—Management Fee
Average Daily Net Assets	Fee Rate
For the first $125 million	0.3000%
For the next $125 million	0.2875%
For the next $250 million	0.2750%
For the next $500 million	0.2625%
For the next $1 billion	0.2500%
For the next $3 billion	0.2250%
For net assets over $5 billion	0.2125%

In addition to the fund-level fee, each Fund pays a complex-level fee. The maximum complex-level fee is 0.20% of the Fund’s average daily net assets, based upon complex-level “eligible assets” of $55 billion. Therefore, the maximum management fee rate for each Fund is the fund-level fee rate plus 0.20%. As complex-level eligible assets increase, the complex-level fee rate decreases pursuant to a breakpoint schedule. Each Fund’s individual complex-level fee rate is determined by taking the current

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overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen funds, and making an upward adjustment to that rate (subject to the maximum 0.20% rate noted above) based upon the percentage of the Fund’s assets, if any, that are not “eligible assets.”

Nuveen Fund Advisors has agreed to waive fees and reimburse expenses for the Tax Free Fund so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding the fees and expenses of other investment companies in which the Fund invests, do not exceed 0.90%, 1.35% and 0.70% for Class A, Class C1 and Class I, respectively, through August 31, 2012 . In addition, Nuveen Fund Advisors has agreed to reimburse Tax Free Fund’s Class A share 12b-1 fees to the extent necessary so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.75% for Class A shares through March 31, 2012. The Tax Free Fund fee waivers and expense reimbursements will not be terminated prior to that time without approval of the Board. Even though the Municipal Bond Fund currently operates below its expense cap, it has an expense cap in place so that total annual fund operating expenses, excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses, do not exceed 0.975% of the average daily net assets of any class of Municipal Bond Fund shares.

For the Tax Free Fund’s annualized ten-month period ended April 30, 2011, for the Municipal Bond Fund’s and the Acquiring Fund’s fiscal year ended April 30, 2011 and for the Municipal Bond Fund 2’s fiscal year ended May 31, 2011, each Fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average net assets:

Management Fee Rate
Tax Free Fund	0.46%
Municipal Bond Fund	0.46%
Municipal Bond Fund 2	0.53%
Acquiring Fund	0.46%

Each Fund has adopted a distribution and service plan (the “Plans”) pursuant to Rule 12b-1 under the 1940 Act. Under the Plans, Class B shares, Class C shares and Class C1 shares are subject to a distribution fee, and Class A shares, Class B shares, Class C shares and Class C1 shares are all subject to a service fee. Class I shares are not subject to either distribution or service fees.

Under the Plans, for each Fund, Class A shares are subject to an annual service fee of 0.20% of the average daily net assets of Class A shares. Under the Plans for the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund, Class B shares and Class C shares are subject to (i) an annual distribution fee of 0.75% and 0.55% of the average daily net assets of Class B shares and Class C shares, respectively, and (ii) an annual service fee of 0.20% of the average daily net assets of Class B shares and Class C shares. Under the Plan for the Tax Free Fund, Class C1 shares are subject to (i) an annual distribution fee of 0.40% of the average daily net assets of Class C1 shares and (ii) an annual service fee of 0.25% of the average daily net assets of Class C1 shares. For a complete description of these arrangements for the Acquiring Fund, see the section of the Fund’s Prospectus entitled “What Share Classes We Offer” and the section of the Fund’s Statement of Additional Information entitled “Distribution and Service Plans.”

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Board Members and Officers

As of the closing of the FAF Transaction, the same individuals constitute the Board of each Fund, and the Corporation, the Municipal Trust and the Multistate Trust I have the same officers. The management of each Fund, including general oversight of the duties performed by Nuveen Fund Advisors under the Investment Management Agreement for each Fund, is the responsibility of the Board. There are currently ten members of the Board, one of whom is an “interested person” (as defined in the 1940 Act) and nine of whom are not interested persons (the “independent board members”). The names and business addresses of the board members and officers of the Acquiring Fund and their principal occupations and other affiliations during the past five years are set forth under “Directors and Executive Officers” in the Statement of Additional Information for the Acquiring Fund incorporated herein by reference.

Distribution, Purchase, Redemption, Exchange of Shares and Dividends

The Tax Free Fund offers three classes of shares: Class A, Class C1 and Class I shares. The Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 each offers four classes of shares: Class A, Class B, Class C and Class I shares. You may purchase, redeem or exchange shares of the Funds on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of each Fund through a financial advisor or other financial intermediary or directly from such Fund. Class C1 shares of the Tax Free Fund are not available for new accounts or additional investment into existing accounts, but Class C1 shares may be issued for purposes of dividend reinvestment. As discussed above, Class C1 shareholders of the Tax Free Fund will receive Class A, rather than Class C, shares of the Acquiring Fund in the Reorganization. As a result, after the Reorganization, current Tax Free Fund Class C1 shareholders will be able to make additional investments into their accounts by purchasing Class A shares. The Acquiring Fund’s initial and subsequent investment minimums generally are as set forth in the following table, although the Fund may reduce or waive the minimums in some cases. The Tax Free Fund’s investment minimums for Class A and Class I shares are identical to the Acquiring Fund’s investment minimums for Class A and Class I shares, respectively. The Municipal Bond Fund’s and the Municipal Bond Fund 2’s investment minimums for Class A, Class C and Class I shares are identical to the Acquiring Fund’s investment minimums for Class A, Class C and Class I shares, respectively. Class B shares of the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund are only available through exchanges and dividend reinvestment by current Class B shareholders.

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

—      $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

—      No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

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Shareholders of the Acquiring Fund and the Acquired Funds are eligible to exchange their shares for shares of the same class of another Nuveen mutual fund available in the shareholder’s state provided the funds have the same transfer agent. Because the Acquiring Fund and the Tax Free Fund have different transfer agents, funds available as exchange options to Tax Free Fund and Acquiring Fund shareholders are different; whereas, the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund have the same transfer agents and therefore the same funds are available as exchange options. All Nuveen open-end funds will begin using the same transfer agent, and therefore will have the same funds available as exchange options, in mid-2012.

No initial sales charge or contingent deferred sales charges will be imposed on shares of the Acquiring Fund received or shares of an Acquired Fund exchanged in connection with the Reorganizations. Any purchases of any class of shares made after the Reorganizations will be subject to the standard fee structure applicable to such class.

For a complete description of purchase, redemption and exchange options, see the section of the Acquiring Fund’s Prospectus entitled “How You Can Buy and Sell Shares” and “General Information,” and the section of the Acquiring Fund’s Statement of Additional Information entitled “Purchase and Redemption of Fund Shares.”

Each Fund declares dividends daily and pays such dividends monthly, usually on the first business day of the month. Each Fund declares and pays any taxable capital gains or other taxable distributions once a year at year end. If the Reorganizations are approved by the shareholders of the Acquired Funds, each Acquired Fund intends to distribute to its shareholders, prior to the closing of its Reorganization, all its net investment income and net capital gains, if any, for the period ending on the Closing Date.

Tax Information

The Funds intend to make distributions that are exempt from regular federal income tax. All or a portion of all distributions, however, may be subject to the federal AMT. The Funds’ distributions that are not designated as exempt-interest dividends are generally taxed as ordinary income or capital gains for regular federal income tax purposes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of a Fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Fund, its distributor or its investment adviser may pay the intermediary for the sale of Fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the Fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Further Information

Additional information concerning the Acquiring Fund and each Acquired Fund is contained in this Joint Proxy Statement/Prospectus and additional information regarding the Acquiring Fund is contained in the accompanying Acquiring Fund prospectus. The cover page of this Joint Proxy Statement/Prospectus describes how you may obtain further information.

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THE PROPOSED REORGANIZATIONS

The proposed Reorganizations will be governed by the Agreements, forms of which are attached as Appendix I. Each Agreement provides that the applicable Acquired Fund will transfer all its assets to the Acquiring Fund solely in exchange for the issuance of full and fractional voting shares of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund. The closing of the Reorganizations will take place at the close of business on the Closing Date. The following discussion of the Agreements is qualified in its entirety by the full text of the Agreements.

With respect to each Reorganization, the Acquired Fund will transfer all its assets to the Acquiring Fund, and in exchange, the Acquiring Fund will assume all the liabilities of such Acquired Fund and deliver to the Acquired Fund a number of full and fractional shares of the Acquiring Fund having a net asset value equal to the value of the assets of the Acquired Fund less the liabilities of the Acquired Fund assumed by the Acquiring Fund. At the designated time on the Closing Date as set forth in each Agreement, each such Acquired Fund will distribute in complete liquidation of the Acquired Fund, pro rata to its shareholders of record, all Acquiring Fund shares received by the Acquired Fund. This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the applicable Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Acquired Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the applicable Acquired Fund will simultaneously be canceled on the books of that Acquired Fund.

This distribution will be accomplished by the transfer of the Acquiring Fund shares credited to the account of the applicable Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the name of such Acquired Fund shareholders, and representing the respective pro rata number of Acquiring Fund shares due such shareholders. All issued and outstanding shares of the applicable Acquired Fund will simultaneously be canceled on the books of that Acquired Fund.

As a result of the proposed Reorganization of the Tax Free Fund, each Acquired Fund Class A and Class C1 shareholder will receive a number of Acquiring Fund Class A shares, and each Acquired Fund Class I shareholder will receive a number of Acquiring Fund Class I shares, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Acquired Fund Class A, Class C1 or Class I shares surrendered by such shareholder. As a result of the proposed Reorganization of the Municipal Bond Fund, each Acquired Fund Class A, Class B, Class C and Class I shareholder will receive a number of Acquiring Fund Class A, Class B, Class C and Class I shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Acquired Fund shares surrendered by such shareholder. As a result of the proposed Reorganization of the Municipal Bond Fund 2, each Acquired Fund Class A, Class B, Class C and Class I shareholder will receive a number of Acquiring Fund Class A, Class B, Class C and Class I shares, respectively, equal in value, as of the close of regular trading on the New York Stock Exchange on the Closing Date, to the value of the Acquired Fund shares surrendered by such shareholder.

The Board has determined that the proposed Reorganizations are in the best interests of the Funds and that the interests of shareholders will not be diluted as a result of the transactions contemplated by the Agreements.

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The consummation of the Reorganizations is subject to the terms and conditions of, and the representations and warranties being true as set forth in, the Agreements. Each Agreement may be terminated by mutual agreement of the subject Funds. In addition, any Fund may at its option terminate its Agreement at or before the Closing Date due to (i) a breach by any other party of any representation, warranty, or agreement to be performed at or before the Closing Date, if not cured within 30 days, (ii) a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met, or (iii) a determination by the Board that the consummation of the transactions contemplated by the Agreement is not in the best interests of the Fund. The closing of the Reorganization with respect to one Acquired Fund is not contingent upon the closing of the Reorganizations with respect to the other Acquired Funds.

Each Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish each Acquired Fund with a list of the securities, if any, on each respective Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. Each Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Funds, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, each Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. The sale of such investments could result in taxable distributions to shareholders of an Acquired Fund prior to the Reorganizations. Notwithstanding the foregoing, nothing in an Agreement will require an Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the tax-free nature of the Reorganizations for federal income tax purposes or would otherwise not be in the best interests of an Acquired Fund. See “Material Federal Income Tax Consequences” below. However, it is not expected that any material portfolio sales (i.e., more than 5% of an Acquired Fund’s net assets) will occur in connection with the Reorganizations.

As noted above, if the Reorganizations had occurred as of December 31, 2011, no Acquired Fund would have been required to dispose of its securities in order to comply with the Acquiring Fund’s investment policies and restrictions, nor would any Acquired Fund have sold any material portion (i.e., more than 5% of its net assets) of the securities in its portfolio solely as a result of the Reorganizations.

Description of Securities to be Issued

Shares of Beneficial Interest.    The Acquiring Fund currently offers four classes of shares, par value $0.01 per share. The Municipal Trust’s declaration of trust permits the Board, in its sole discretion, and subject to compliance with the 1940 Act, to further subdivide the shares of the Acquiring Fund into one or more other classes of shares.

Voting Rights of Shareholders.    Holders of shares of the Acquiring Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally. The Acquiring Fund operates as a series of the Municipal Trust, an open-end management investment company registered with the SEC under the 1940 Act. The Municipal Trust currently has six series, including the Acquiring Fund and the Municipal Bond Fund, and the Board may, in its sole discretion, create additional series from time to time. Separate votes generally are taken

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by each series on matters affecting an individual series. In addition to the specific voting rights described above, shareholders of the Acquiring Fund are entitled, under current law, to vote with respect to certain other matters, including changes in fundamental investment policies and restrictions. Moreover, shareholders owning at least 10% of the outstanding shares entitled to vote may request that the Board call a shareholders’ meeting.

Continuation of Shareholder Accounts and Plans; Change in Exchange Privileges; Share Certificates

With respect to each Reorganization, if the Reorganization is approved, the Acquiring Fund will establish an account for each Acquired Fund shareholder containing the appropriate number of shares of the appropriate class of the Acquiring Fund. Shareholders of an Acquired Fund who are accumulating shares through systematic investing, or who are receiving payments under the systematic withdrawal plan, will retain the same rights and privileges after the Reorganizations through plans maintained by the Acquiring Fund. The shareholder services and shareholder programs of the Funds are substantially similar, and services provided to shareholders generally are not expected to change, except to the extent services differ because the Tax Free Fund has a different transfer agent. The Funds currently have exchange procedures that provide that shareholders may exchange their shares into the same class of another Nuveen mutual fund provided that such funds utilize the same transfer agent. Accordingly, because the Tax Free Fund utilizes a different transfer agent than that utilized by the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund, if the Reorganization for the Tax Free Fund is approved and completed, the funds available as exchange options for Tax Free Fund shareholders will change, and there will be more exchange options than currently available to such shareholders. All Nuveen open-end funds will begin using the same transfer agent, and therefore will have the same funds available as exchange options, in mid-2012. No certificates for Acquiring Fund shares will be issued as part of the Reorganizations.

Service Providers

U.S. Bank National Association serves as the custodian for the assets of the Tax Free Fund and State Street Bank & Trust Company serves as the custodian for the assets of the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund. U.S. Bancorp Fund Services, LLC serves as transfer agent for the Tax Free Fund and Boston Financial Data Services, LLC serves as transfer agent for the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund. Ernst & Young LLP serves as the independent auditors for the Tax Free Fund and PricewaterhouseCoopers LLP serves as independent auditors for the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund.

Material Federal Income Tax Consequences

As a condition to each Fund’s obligation to consummate its Reorganization, each Fund will receive a tax opinion from Vedder Price P.C. (which opinion will be based on certain factual representations and certain customary assumptions and exclusions) with respect to its Reorganization substantially to the effect that, on the basis of the existing provisions of the Code, current administrative rules and court decisions, for federal income tax purposes:

1.

The transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund, followed by the pro rata, by class, distribution to the Acquired Fund shareholders of all the Acquiring Fund shares received by the Acquired

25

Fund in complete liquidation of the Acquired Fund, will constitute a “reorganization” within the meaning of Section 368(a) of the Code, and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization” within the meaning of Section 368(b) of the Code, with respect to such Reorganization.

2.	No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

3.	No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of all such Acquiring Fund shares to Acquired Fund shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

4.	No gain or loss will be recognized by the Acquired Fund shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund shares in the Reorganization.

5.	The aggregate basis of the Acquiring Fund shares received by each Acquired Fund shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund shares received by each Acquired Fund shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the effective time of the Reorganization.

6.	The basis of the Acquired Fund’s assets acquired by the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of a Reorganization on (A) an Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder that is required to recognize unrealized gains and losses for U.S. federal income tax purposes under a mark-to-market system of accounting, or (C) an Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Prior to the closing of its Reorganization, each Acquired Fund will declare a distribution to its shareholders, which together with all previous distributions, will have the effect of distributing to shareholders all its net investment income and realized net capital gains (after reduction by any available capital loss carryforwards), if any, through the closing of its Reorganization. Except to the extent that this distribution is designated as an exempt-interest dividend, it will be taxable to shareholders for regular federal income tax purposes and may include net capital gains resulting from

26

the sale of portfolio assets discussed below. All or a portion of this distribution may be subject to the federal AMT. Additional distributions may be made if necessary. All dividends and distributions will be reinvested in additional shares of the respective Acquired Fund unless a shareholder has made an election to receive dividends and distributions in cash. Dividends and distributions are treated the same for federal income tax purposes whether received in cash or additional shares.

To the extent that a portion of an Acquired Fund’s portfolio assets are sold prior to the Reorganizations, the federal income tax effect of such sales would depend on the holding periods of such assets and the difference between the price at which such portfolio assets were sold and the Fund’s basis in such assets. Any net capital gains (net long-term capital gain in excess of any net short-term capital loss) recognized in these sales, after the application of any available capital loss carryforwards (capital losses from prior taxable years that may be used to offset future capital gains), would be distributed to an Acquired Fund’s shareholders as capital gain dividends. Any net short-term capital gains (in excess of any net long-term capital loss and after application of any available capital loss carryforwards) would be distributed as ordinary dividends. All such distributions would be made during or with respect to an Acquired Fund’s taxable year in which the sale occurs and would be taxable to shareholders for federal income tax purposes.

After the Reorganizations, the Acquiring Fund’s ability to use an Acquired Fund’s or the Acquiring Fund’s pre-Reorganization capital losses, if any, may be limited under certain federal income tax rules applicable to reorganizations of this type. Therefore, in certain circumstances, shareholders may pay federal income tax sooner, or may pay more federal income taxes, than they would have had the Reorganizations not occurred. The effect of these potential limitations, however, will depend on a number of factors, including the amount of the losses, the amount of gains to be offset, the exact timing of the Reorganizations and the amount of unrealized capital gains in the Funds at the time of the Reorganizations.

In addition, shareholders of each Acquired Fund will receive a proportionate share of any taxable income and gains realized by the Acquiring Fund and not distributed to its shareholders prior to the Reorganizations when such income and gains are eventually distributed by the Acquiring Fund. As a result, shareholders of each Acquired Fund may receive a greater amount of taxable distributions than they would have had the Reorganizations not occurred.

This description of the federal income tax consequences of the Reorganizations is made without regard to the particular facts and circumstances of any shareholder. Shareholders are urged to consult their own tax advisors as to the specific consequences to them of the Reorganizations, including the applicability and effect of state, local, non-U.S. and other tax laws.

Reorganization Expenses

Each Acquired Fund, the Acquiring Fund and Nuveen will each be responsible for a portion of the expenses associated with the Reorganizations, including but not limited to, legal and auditing fees, the costs of printing and distributing this Joint Proxy Statement/Prospectus, and the solicitation expenses discussed below, if the Reorganizations are approved. Nuveen Fund Advisors estimates that expenses for the Reorganizations will be approximately $268,000. It is anticipated that these expenses will be offset over time by the lower operating expenses of the Acquiring Fund that are expected to result after the Reorganizations. Each of the Funds will be responsible for expenses incurred in connection with the Reorganizations ratably up to each Fund’s projected cost savings during the first year following the Reorganizations. If the Reorganizations were completed on October 31, 2011,

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Nuveen Fund Advisors estimates that Tax Free Fund shareholders, as shareholders of the Acquiring Fund, would save approximately $503,000 in the first year after the Reorganizations, that Municipal Bond Fund shareholders, as shareholders of the Acquiring Fund, would save approximately $230,000 in the first year after the Reorganizations, that Municipal Bond Fund 2 shareholders, as shareholders of the Acquiring Fund, would save approximately $158,000 in the first year after the Reorganizations, and that Acquiring Fund shareholders would save approximately $216,000 in the first year after the Reorganizations. As a result, the Tax Free Fund is expected to be charged approximately $122,000, the Municipal Bond Fund is expected to be charged approximately $56,000, the Municipal Bond Fund 2 is expected to be charged approximately $38,000, and the Acquiring Fund is expected to be charged approximately $52,000. Each Fund is expected to recover its costs of the Reorganizations within the first year following the Reorganizations assuming that annual cost savings occur at the levels shown above. To the extent that the Reorganization expenses otherwise exceed the anticipated cost savings for the Funds, Nuveen will pay such expenses. If a Reorganization is not approved or completed with respect to an Acquired Fund, Nuveen will pay all the Reorganization expenses that would have been charged to that Acquired Fund and the Acquiring Fund in connection with such Reorganization.

The Acquired Funds have engaged Computershare Fund Services to assist in the solicitation of proxies at an estimated cost of $40,000, which is included in the expense estimate above.

Comparison of Massachusetts Business Trusts and Maryland Corporations

The following description is based on relevant provisions of applicable Massachusetts law and the Maryland General Corporation Law (the “MGCL”) and each Fund’s operative documents. This summary does not purport to be complete and we refer you to applicable Massachusetts law, the MGCL and each Fund’s operative documents.

In General

The Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 are each a series of a Massachusetts business trust. A fund organized as a series of a Massachusetts business trust is governed by the trust’s declaration of trust or similar instrument. Massachusetts law allows the trustees of a business trust to set the terms of a fund’s governance in its declaration. All power and authority to manage the fund and its affairs generally reside with the trustees, and shareholder voting and other rights are limited to those provided to the shareholders in the declaration. Because Massachusetts law governing business trusts provides more flexibility compared to typical state corporate statutes, the Massachusetts business trust has become a common form of organization for mutual funds. However, some consider it less desirable than other entities because it relies on the terms of the applicable declaration and judicial interpretations rather than statutory provisions for substantive issues, such as the personal liability of shareholders and trustees, and does not provide the level of certitude that corporate laws like those of Maryland, or newer statutory trust laws, such as those of Delaware, provide.

The Tax Free Fund is a series of a Maryland corporation. A fund organized as a series of a Maryland corporation is governed both by the MGCL and the Maryland corporation’s charter and bylaws. For a Maryland corporation, unlike a Massachusetts trust, the MGCL prescribes many aspects of corporate governance.

Shareholders of a Maryland corporation generally are shielded from personal liability for the corporation’s debts or obligations. Shareholders of a Massachusetts business trust, on the other hand,

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are not afforded the statutory limitation of personal liability generally afforded to shareholders of a corporation from the trust’s liabilities. Instead, the declaration of trust of a fund organized as a Massachusetts business trust typically provides that a shareholder will not be personally liable, and further provides for indemnification to the extent that a shareholder is found personally liable, for the fund’s acts or obligations. The declarations of trust of the Municipal Trust and the Multistate Trust I (each, a “Declaration of Trust” and together, the “Declarations of Trust”) contain such provisions.

Similarly, the trustees of a Massachusetts business trust are not afforded statutory protection from personal liability for the obligations of the trust. The directors of a Maryland corporation, on the other hand, generally are shielded from personal liability for the corporation’s acts or obligations by the MGCL. Courts in Massachusetts have, however, recognized limitations of a trustee’s personal liability in contract actions for the obligations of a trust contained in the trust’s declaration, and declarations may also provide that trustees may be indemnified out of the assets of the trust to the extent held personally liable. The Declarations of Trust contain such provisions.

Massachusetts Business Trusts

The Acquiring Fund, Municipal Bond Fund and the Municipal Bond Fund 2 are governed by the applicable Trust’s Declaration of Trust and the amended and restated by-laws (the “By-Laws”) of the applicable Trust. Under the Declarations of Trust, any determination as to what is in the interests of a Trust made by the trustees of such Trust in good faith is conclusive, and in construing the provisions of the Declarations of Trust, there is a presumption in favor of a grant of power to the trustees. Further, the Declarations of Trust provide that certain determinations made in good faith by the trustees of a Trust are binding upon such Trust and all shareholders, and shares are issued and sold on the condition and understanding, evidenced by the purchase of shares, that any and all such determinations shall be so binding. The following is a summary of some of the key provisions of the Acquiring Fund’s, the Municipal Bond Fund’s and the Municipal Bond Fund 2’s governing documents.

Shareholder Voting

The 1940 Act requires a vote of shareholders on matters that Congress has determined might have a material effect on shareholders and their investments. For example, shareholder consent is required under the 1940 Act to approve new investment advisory agreements in many cases, an increase in an advisory fee or a 12b-1 fee, changes to fundamental policies, the election of directors or trustees in certain circumstances, and the merger or reorganization of a fund in certain circumstances, particularly where the merger or consolidation involves an affiliated party. The Declarations of Trust require a shareholder vote on matters in addition to those required under the 1940 Act, such as certain mergers, consolidations and sales of assets, derivative actions (to the same extent as shareholders of a Massachusetts business corporation) and certain amendments to the Declarations of Trust. Shareholders have no power to vote on any matter except as required by applicable law, the governing documents, or as otherwise determined by the trustees.

There are ordinarily no annual meetings of shareholders, but special meetings may be called by the trustees or certain officers and by the written request of shareholders owning at least 10% of the outstanding shares entitled to vote. The By-Laws of the applicable Trust provide that the holders of a majority of the voting power of the shares of beneficial interest of the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 entitled to vote at a meeting shall constitute a quorum for the transaction of business. Except as may otherwise be required by the 1940 Act, the Declarations of Trust or the By-Laws, the Declarations of Trust provide that the affirmative vote of the holders of a

29

majority, except in the case of the election of trustees which shall only require a plurality, of the shares present in person or by proxy and entitled to vote at a meeting of shareholders at which a quorum is present is required to approve a matter.

Election and Removal of Trustees

The Declarations of Trust provide that the trustees determine the size of the Board, subject to a minimum of two and a maximum of twelve, and to set and alter the terms of office of the trustees, and may make their terms of unlimited duration. It also provides that vacancies on the Board may be filled by the remaining trustees, except when election by the shareholders is required under the 1940 Act. Therefore, there will normally be no meetings of shareholders for the purpose of electing trustees unless and until such time as required by law. Trustees are then elected by a plurality vote of the shareholders. A trustee may only be removed for cause by action of at least two-thirds of the remaining trustees or by action of at least two-thirds of the outstanding shares.

Issuance of Shares

Under the Declarations of Trust, the trustees are permitted to issue an unlimited number of shares for such consideration and on such terms as the trustees may determine. Shares are subject to such other preferences, conversion, exchange or similar rights, as the trustees may determine.

Series and Classes

The Declarations of Trust give broad authority to the trustees to establish series and classes in addition to those currently established and to determine the rights and preferences, conversion rights, voting powers, restrictions, limitations, qualifications or terms or conditions of redemptions of the shares of the series and classes. The trustees are also authorized to merge or terminate a series or a class without a vote of shareholders under certain circumstances.

Amendments to Declarations of Trust

Amendments to the Declarations of Trust generally require the consent of shareholders owning more than 50% of shares entitled to vote, voting in the aggregate and not by class except to the extent that applicable law may require voting by class, although certain amendments may be made by the trustees without a shareholder vote.

Shareholder, Trustee and Officer Liability

The Declarations of Trust provide that shareholders have no personal liability for any debt or obligation of a Trust and require a Trust to indemnify a shareholder from any loss or expense arising solely by reason of his or her being or having been a shareholder and not because of his or her acts or omissions or for some other reasons. In addition, a Trust will assume the defense of any claim against a shareholder for personal liability at the request of the shareholder. Similarly, the Declarations of Trust provide that any person who is a trustee, officer or employee of a Trust is not personally liable to any person in connection with the affairs of the Trust, other than to the Trust and its shareholders arising from bad faith, willful misfeasance, gross negligence or reckless disregard for his or her duty. The Declarations of Trust further provide for indemnification of such persons and advancement of the expenses of defending any such actions for which indemnification might be sought. The Declarations of Trust also provide that the trustees may rely in good faith on expert advice.

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Preemptive Rights

Pursuant to the Declarations of Trust, shareholders of the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 have no preemptive rights or other rights to subscribe to additional shares.

Derivative Actions

Massachusetts has what is commonly referred to as a “universal demand statute,” which requires that a shareholder make a written demand on the board, requesting the board members to bring an action, before the shareholder is entitled to bring or maintain a court action or claim on behalf of the entity.

Maryland Corporations

A Maryland corporation is governed by the MGCL, its charter and bylaws. Some of the key provisions of the MGCL are summarized below.

Shareholder Voting

Under the MGCL, a Maryland corporation generally cannot dissolve, amend its charter, or engage in a statutory share exchange, merger or consolidation unless approved by a vote of shareholders. Depending on the circumstances and the charter of the corporation, there may be various exceptions to these votes. Shareholders of Maryland corporations are generally entitled to one vote per share and fractional votes for fractional shares held. The Corporation’s charter (the “Charter”) and bylaws contain such provisions.

Election and Removal of Directors

Shareholders of a Maryland corporation generally are entitled to elect and remove directors. Provided the charter or bylaws so provide, the MGCL does not require a corporation registered as an open-end investment company to hold an annual meeting in any year in which the election of directors is not required by the 1940 Act. The Charter contains such a provision. Under the bylaws of the Corporation, a special meeting of shareholders shall be called upon the written request of the holders of shares entitled to cast not less than 10% of all votes entitled to vote at such meeting. The bylaws of the Corporation provide that shareholders may, at any meeting of shareholders duly called and at which a quorum is present, by the affirmative vote of the holders of a majority of the votes entitled to be cast thereon, remove any director or directors from office and may select a successor or successors to fill any resulting vacancies.

Amendments to the Charter

Under the MGCL, shareholders of corporations generally are entitled to vote on amendments to the charter. However, the board of directors of a Maryland corporation is authorized, without a vote of the shareholders, to amend the charter to change the name of the corporation, to change the name or other designation of any class or series of stock and to change the par value of any class or series of stock. Under the MGCL, generally a change in the name or other designation of a class or series of stock, however, may not change the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, or terms or conditions of redemption. The board of directors of a Maryland

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corporation may, however, if permitted by the charter, without a vote of the shareholders, classify or reclassify any unissued stock by setting or changing the preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends, qualifications, or terms or conditions of redemption. The Charter permits the Board to do so. The MGCL permits the board of directors of an open-end investment company to supplement the charter without a vote of the shareholders to increase the aggregate number of authorized shares or the number of shares in any class or series, unless prohibited by the charter. The Charter does not prohibit the Board from doing so.

Issuance of Shares

The board of directors of a Maryland corporation has the power to authorize the issuance of stock and, prior to issuance of shares of each class or series, the board of directors of a Maryland corporation is required by Maryland law to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to dividends or other distributions, qualifications and terms or conditions of redemption for each class or series.

Shareholder, Director and Officer Liability

Under Maryland law, shareholders generally are not personally liable for debts or obligations of a corporation. Maryland law provides that a director who has met his or her statutory standard of conduct has no liability for reason of being or having been a director. Maryland law provides that a corporation may indemnify and advance expenses to its directors for acts and omissions in their official capacity, subject to certain exceptions, and the Charter requires the Corporation to do so. The indemnification provisions and the limitation on liability are both subject to any limitations of the 1940 Act, which generally provides that no director or officer shall be protected from liability to the corporation or its shareholders by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The provisions governing the advance of expenses are subject to applicable requirements of the 1940 Act or rules thereunder.

Preemptive Rights

Pursuant to the Charter, shareholders of the Tax Free Fund have no preemptive rights.

Derivative Actions

Under Maryland law, applicable case law at the time of a particular derivative action will establish any requirements or limitations with respect to shareholder derivative actions.

The foregoing is only a summary of certain rights of shareholders under the governing documents of the Trust and the Corporation and under applicable state law, and is not a complete description of provisions contained in those sources. Shareholders should refer to the provisions of those documents and state law directly for a more thorough description.

Capitalization

The following tables set forth the unaudited capitalization of the Tax Free Fund, the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund as of October 31, 2011, and the pro forma capitalization of the combined fund as if (i) the Reorganizations of the Tax Free Fund, the

32

Municipal Bond Fund and the Municipal Bond Fund 2 into the Acquiring Fund had occurred on that date and (ii) the Reorganization of the Municipal Bond Fund 2 into the Acquiring Fund had occurred on that date. These numbers may differ at the Closing Date.

Capitalization Table as of October 31, 2011 (Unaudited) (if each Reorganization had occurred)

	Tax Free Fund	Municipal Bond Fund	Municipal Bond Fund 2	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined Fund (Each Acquired Fund into Acquiring Fund)
Net Assets
Class A	$50,307,493	$251,398,953	$98,387,122	$405,500,971	$4,561,766	(a)	$810,156,305	(a)
Class B	N/A	4,178,376	1,384,989	4,393,760	(11,013	)(a)	9,946,112	(a)
Class C	N/A	76,906,838	15,861,494	193,226,838	(200,410	)(a)	285,794,760	(a)
Class C1	5,389,659	N/A	N/A	N/A	(5,389,659	)(a)	N/A	(a)
Class I	407,972,499	422,953,209	42,674,040	127,622,233	(2,007,497	)(a)	999,214,484	(a)

Total	$463,669,651	$755,437,376	$158,307,645	$730,743,802	$(3,046,813)		$2,105,111,661

Shares Outstanding
Class A	4,624,925	23,984,847	10,225,189	37,662,168	(1,245,979	)(b)	75,251,150	(b)
Class B	N/A	397,447	144,026	406,986	(27,103)		921,356
Class C	N/A	7,374,213	1,652,621	17,943,174	(429,026)		26,540,982
Class C1	498,336	N/A	N/A	N/A	(498,336	)(b)	N/A
Class I	37,493,969	40,401,384	4,438,112	11,799,047	(1,745,649	)(b)	92,386,863	(b)

Total	42,617,230	72,157,891	16,459,948	67,811,375	(3,946,093)		195,100,351

Net Asset Value Per Share
Class A	$10.88	$10.48	$9.62	$10.77			$10.77
Class B	N/A	10.51	9.62	10.80			10.80
Class C	N/A	10.43	9.60	10.77			10.77
Class C1	10.82	N/A	N/A	N/A			N/A
Class I	10.88	10.47	9.62	10.82			10.82
Shares Authorized
Class A	2 billion	Unlimited	Unlimited	Unlimited	Unlimited		Unlimited
Class B	N/A	Unlimited	Unlimited	Unlimited	Unlimited		Unlimited
Class C	N/A	Unlimited	Unlimited	Unlimited	Unlimited		Unlimited
Class C1	2 billion	N/A	N/A	N/A	N/A		N/A
Class I	2 billion	Unlimited	Unlimited	Unlimited	Unlimited		Unlimited

(a)	Figures reflect the costs associated with the proposed Reorganizations, estimated to be approximately $268,000, of which $122,000 will be charged to the Tax Free Fund, $56,000 will be charged to the Municipal Bond Fund, $38,000 will be charged to the Municipal Bond Fund 2, and $52,000 will be charged to the Acquiring Fund if the Reorganizations are approved. These costs are allocated among the Tax Free Fund’s, the Municipal Bond Fund’s, the Municipal Bond Fund 2’s and the Acquiring Fund’s share classes based on relative net assets. Furthermore, figures assume the Tax Free Fund distributes its undistributed net investment income of $1,036,628 to its shareholders, the Municipal Bond Fund distributes its undistributed net investment income of $1,611,138 to its shareholders, and the Municipal Bond Fund 2 distributes its undistributed net investment income of $131,047 to its shareholders, prior to the Reorganizations.

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(b)	Figures reflect the issuance by the Acquiring Fund of approximately 4,661,122 Class A shares, 499,366 Class A shares and 37,626,672 Class I shares to Class A, Class C1 and Class I shareholders, respectively, of the Tax Free Fund, the issuance by the Acquiring Fund of approximately 23,299,591 Class A shares, 386,209 Class B shares, 7,126,367 Class C shares and 39,019,737 Class I shares to shareholders of each respective class of the Municipal Bond Fund, and the issuance by the Acquiring Fund of approximately 9,128,903 Class A shares, 128,161 Class B shares, 1,471,441 Class C shares and 3,941,407 Class I shares to shareholders of each respective class of the Municipal Bond Fund 2 in connection with the proposed Reorganizations.

Capitalization Table as of October 31, 2011 (Unaudited) (if only the Municipal Bond Fund 2 Reorganization had occurred)

	Municipal Bond Fund 2	Acquiring Fund	Pro Forma Adjustments		Pro Forma Combined Fund (Municipal Bond Fund 2 into Acquiring Fund)
Net Assets
Class A	$98,387,122	$405,500,971	$(141,974	)(a)	$503,746,119	(a)
Class B	1,384,989	4,393,760	(1,922	)(a)	5,776,827	(a)
Class C	15,861,494	193,226,838	(30,412	)(a)	209,057,920	(a)
Class I	42,674,040	127,622,233	(58,739	)(a)	170,237,534	(a)

Total	$158,307,645	$730,743,802	$(233,047)		$888,818,400

Shares Outstanding
Class A	10,225,189	37,662,168	(1,097,611	)(b)	46,789,746	(b)
Class B	144,026	406,986	(15,883)		535,129
Class C	1,652,621	17,943,174	(181,394)		19,414,401
Class I	4,438,112	11,799,047	(497,277	)(b)	15,739,882	(b)

Total	16,459,948	67,811,375	(1,792,165)		82,479,158

Net Asset Value Per Share
Class A	$9.62	$10.77			$10.77
Class B	9.62	10.80			10.80
Class C	9.60	10.77			10.77
Class I	9.62	10.82			10.82
Shares Authorized
Class A	Unlimited	Unlimited			Unlimited
Class B	Unlimited	Unlimited			Unlimited
Class C	Unlimited	Unlimited			Unlimited
Class I	Unlimited	Unlimited			Unlimited

(a)	Figures reflect the costs associated with the proposed Reorganization, estimated to be approximately $102,000, of which $59,000 will be charged to the Municipal Bond Fund 2 and $43,000 will be charged to the Acquiring Fund if the Reorganization is approved. The $59,000 attributable to the Municipal Bond Fund 2 and the $43,000 attributable to the Acquiring Fund would be allocated among such Fund’s share classes based on relative net assets. Furthermore, figures assume the Municipal Bond Fund 2 distributes its undistributed net investment income of $131,047 to its shareholders, prior to the Reorganization.
(b)	Figures reflect the issuance by the Acquiring Fund of approximately 9,127,578 Class A shares, 128,143 Class B shares, 1,471,227 Class C shares and 3,940,835 Class I shares to shareholders of each respective class of the Municipal Bond Fund 2, in connection with the proposed Reorganization.

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Legal Matters

Certain legal matters concerning the issuance of Class A, Class B, Class C and Class I shares of the Acquiring Fund will be passed on by Vedder Price P.C., 222 North LaSalle Street, Chicago, Illinois 60601, and the federal income tax consequences of the Reorganizations also will be passed on by Vedder Price P.C.

Information Filed with the Securities and Exchange Commission

This Joint Proxy Statement/Prospectus and the related Statement of Additional Information do not contain all the information set forth in the registration statements and the exhibits relating thereto and the annual and semi-annual reports which the Funds have filed with the SEC pursuant to the requirements of the Securities Act of 1933, as amended, and the 1940 Act, to which reference is hereby made. The SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Tax Free Fund is Registration No. 811-05309, the SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Municipal Bond Fund 2 is Registration No. 811-07747 and the SEC file number for the registration statement containing the current Prospectus and Statement of Additional Information for the Municipal Bond Fund and the Acquiring Fund is 811-07873. Such Prospectuses and Statements of Additional Information relating to the Funds are incorporated herein by reference.

THE BOARD’S APPROVAL OF THE REORGANIZATIONS

Based on the considerations described below, the Board of each Fund has determined that the Reorganizations would be in the best interests of the applicable Funds and that the interests of the existing shareholders of the Funds would not be diluted as a result of the Reorganizations. The Board has approved the Reorganizations and recommends that the shareholders of the Acquired Funds vote in favor of their Fund’s Reorganization.

In preparation for the meeting of the Board held on November 14, 2011 (the “Meeting”) at which the Reorganizations were considered, the Adviser provided the Board with information regarding the proposed Reorganizations, including the rationale therefor and alternatives considered to the Reorganizations of the Funds. Prior to approving the Reorganizations, the independent board members reviewed the foregoing information with their independent legal counsel and with management, reviewed with independent legal counsel applicable law and their duties in considering such matters, and met with independent legal counsel in a private session without management present. In approving the Reorganizations, the Board considered a number of principal factors in reaching its determinations, including the following:

—	the similarities and differences in the Funds’ investment objectives and principal investment strategies;

—	the Funds’ relative risks;

—	the Funds’ relative sizes;

—	the relative investment performance of the Funds and portfolio managers;

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—	the relative fees and expense ratios of the Funds, including any caps on the Funds’ expenses agreed to by the Adviser;

—	the anticipated tax-free nature of the Reorganizations;

—	the expected costs of the Reorganizations and the extent to which the Funds would bear any such costs;

—	the terms of the Reorganizations and whether the Reorganizations would dilute the interests of shareholders of the applicable Funds;

—	the effect of the Reorganizations on shareholder services and shareholder rights;

—	alternatives to the Reorganizations;

—	any potential benefits of the Reorganizations to the Adviser and its affiliates as a result of the Reorganizations; and

—	differences in expected yields, expense ratios and Reorganization costs based on if the Reorganization of each Acquired Fund, or only the Reorganization of the Municipal Bond Fund 2, occurs.

Investment Similarities and Differences

Based on the information presented, the Board noted that the investment objectives of the Funds were similar. In this regard, the investment objective of the Acquiring Fund and the Municipal Bond Fund is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. The investment objective of the Tax Free Fund is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk. The investment objective of the Municipal Bond Fund 2 is to provide as high a level of current interest income exempt from regular federal, Florida state and, in some cases, Florida local income taxes as is consistent with preservation of capital. As Florida does not impose a personal income or intangible personal property taxes, as a practical matter, the investment objective of the Municipal Bond Fund 2 is similar to that of the other Funds. The Board further noted that the principal investment strategies of the Acquired Funds and Acquiring Fund appear similar, subject to certain differences. Under normal market conditions, the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 invest at least 80% of their respective net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax, and the Tax Free Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Four principal distinctions in their investment strategies, however, include (a) the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 may invest in inverse floaters as a principal investment strategy, whereas the Tax Free Fund may invest in inverse floaters, but not as a principal investment strategy, (b) the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 have no limit on investments in obligations that may be subject to the federal alternative minimum tax (“AMT bonds”), whereas the Tax Free Fund may not invest more than 20% of its net assets in taxable obligations, including AMT bonds, (c) as a principal investment strategy, the Acquiring Fund and the Municipal Bond Fund 2 may invest up to 20% of their respective net assets in below investment grade municipal bonds and the Tax Free Fund may invest up to 20% of its total

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assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality, whereas the Municipal Bond Fund does not invest, at the time of purchase, in the foregoing types of bonds and securities (such bonds and securities are collectively “high yield securities”) and (d) the Tax Free Fund may utilize futures contracts and options on futures contracts for certain purposes as a principal investment strategy, whereas the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 do not have similar principal investment strategies. The Board also recognized that, prior to May 31, 2011, the Municipal Bond Fund was required to invest at least 80% of its net assets in insured municipal securities and the Municipal Bond Fund 2 was required to invest at least 50% of its net assets in Florida municipal bonds; earlier in the year, however, the Board approved the elimination of these mandates.

Relative Risks

The Board noted that because the Funds’ investment strategies are similar, the principal risks of investing in the Funds are also similar, subject to certain differences, including the following. First, because the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 may invest in inverse floaters as part of a principal investment strategy, they are each subject to inverse floaters risk; the Tax Free Fund may also invest in inverse floaters, but it is not a principal investment strategy for such Fund. In addition, because the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 have no limit on investments in AMT bonds, they may generate more income that is subject to the federal alternative minimum tax than the Tax Free Fund. Additionally, the Acquiring Fund, the Municipal Bond Fund 2 and the Tax Free Fund are subject to high yield securities risk in light of their principal investment strategies relating to investments in high yield securities noted above. Moreover, the principal risks of the Tax Free Fund include futures contracts risk in light of its principal investment strategy relating to investments in futures contracts and options on futures contracts noted above. Further, although the Municipal Bond Fund 2 is no longer required to invest at least 50% of its net assets in Florida municipal bonds, the Board considered that a significant portion of its assets was invested in such bonds and, therefore, it was subject to state concentration risk.

Relative Sizes

The Board noted that the Acquiring Fund was larger than two of the Acquired Funds (i.e., the Tax Free Fund and the Municipal Bond Fund 2) and that combining all of the Funds should provide additional benefits to shareholders as fixed operating expenses of the Acquiring Fund following the Reorganizations will be spread over a larger asset base. The Reorganizations may therefore lower the total expense ratio borne by shareholders of the Acquired Funds and the Acquiring Fund as noted in more detail below. The Adviser further believes that the Acquiring Fund may experience trading efficiencies when purchasing bonds in the market due to the size of the Acquiring Fund following the Reorganizations.

Investment Performance and Portfolio Managers

The Board considered the investment performance of the respective Funds over various periods and noted that the two portfolio managers who currently co-manage the Acquiring Fund would be the portfolio managers of the combined fund. The Board observed, among other things, that with respect to Class A shares, the Acquiring Fund and the Tax Free Fund have had substantially similar performance over the one-, three-, five- and ten-year periods ending August 31, 2011 and that they outperformed the Municipal Bond Fund and the Municipal Bond Fund 2 over each of these time periods; in this regard, however, they also recognized that the Acquiring Fund and the Tax Free Fund have had broader

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investment mandates without any limits regarding insurance or state concentration, as was previously the case for the Municipal Bond Fund and the Municipal Bond Fund 2, respectively, as noted above. The Board also considered the differences in yields among the Acquiring Fund and the Acquired Funds noting that the SEC, embedded and distribution yields with respect to the Class A shares of the Acquiring Fund were higher than those of each Acquired Fund as of August 31, 2011. In addition, the Board noted that the estimated SEC yield of the Acquiring Fund following the Reorganizations was above the SEC yield average for its Lipper category although lower than its SEC yield as of August 31, 2011. The Board also considered the factors that caused the differences in the yields, including differences in credit quality and sector allocation.

Fees and Expense Ratios

The Board considered the fees and expense ratios of each class of the Funds (including estimated expenses of the Acquiring Fund following the Reorganizations) and the impact of expense caps, if any. The Board noted that the management fees of the Acquiring Fund are currently lower than those of the Tax Free Fund and the Municipal Bond Fund 2 and the same as those of the Municipal Bond Fund, and that they are expected to remain the same or decrease slightly following the Reorganizations. In addition, the Board considered the estimated expenses of each class of the Acquiring Fund following the Reorganizations. In this regard, the Board noted that, taking into account the proposed distribution of Class A shares (rather than Class C shares) of the Acquiring Fund to holders of Class C1 shares of the Tax Free Fund, the Reorganizations were expected to result in a decrease in total operating expenses for all share classes of each Acquired Fund and the Acquiring Fund. With respect to Class C1 shares of the Tax Free Fund, the Board noted that under the applicable Reorganization, Class C1 shareholders, which are subject to distribution and service fees of 0.65% would be receiving Class A shares of the Acquiring Fund, which are subject to distribution and service fees of 0.20%. The Class C1 shareholders of such Acquired Fund therefore would experience a significant decrease in expenses as Class A shareholders of the Acquiring Fund.

The Board also recognized that the management fees for the Funds are comprised of fund-level and complex-level fees. Pursuant to the complex-wide fee arrangement, the fees of funds in the Nuveen complex are reduced as assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or decrease. The complex-level fees are lower for the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 than for the Tax Free Fund because when the Tax Free Fund became part of the Nuveen complex, a portion of such Fund’s assets were deemed ineligible for purposes of calculating the effective complex-wide fee rate, whereas none of the assets of the Acquiring Fund or the other Acquired Funds are ineligible. After its Reorganization, a portion of the assets of the Tax Free Fund will retain their “ineligible asset” status for purposes of calculating the complex-wide level fee. Accordingly, the combined fund will participate in complex-wide fee savings to a slightly lesser degree than the Acquiring Fund since a percentage of the combined fund’s assets will be excluded from the complex-wide fee calculation.

Tax Consequences of the Reorganizations

The Board noted that each Reorganization will be structured with the intention that it qualify as a tax-free reorganization for federal income tax purposes. The Board further recognized that with fund reorganizations, applicable tax laws could impose limits on the amount of capital loss carryforwards that an acquiring fund may use in any one year. With respect to each Reorganization, the Board noted

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that the application of the limit is expected to have an insignificant impact upon the tax profile of the Acquiring Fund following the Reorganizations; they recognized, however, that the application of the limit was expected to result in an increased potential for a portion of the capital loss carryforward of the Municipal Bond Fund 2 to expire (i.e., go unutilized). The Board further noted that there may be some gains or losses resulting from portfolio realignment related to the Reorganizations.

Costs of the Reorganizations

The Board considered the projected cost savings of each Fund following the Reorganizations. The Board considered that the costs of the Reorganizations would be allocated among the Funds ratably up to the respective Fund’s projected cost savings during the first year following the Reorganizations (subject to expense cap limitations). If a Reorganization is not ultimately completed, Nuveen will bear all costs of such proposed Reorganization.

Dilution

The terms of each Reorganization are intended to avoid dilution of the interests of the shareholders of the respective Funds. In this regard, except for shareholders of Class C1 shares of the Tax Free Fund, shareholders of each class of shares of each Acquired Fund will receive the same class of shares in the Acquiring Fund, equal in value to the shares of such Acquired Fund held. As noted above, shareholders of Class C1 shares of the Tax Free Fund will receive Class A shares of the Acquiring Fund equal in value to the shares of such Acquired Fund held.

Effect on Shareholder Services and Shareholder Rights

The Board noted that it was anticipated that the services provided to shareholders generally would not change, except to the extent services differed because the transfer agent of the Tax Free Fund is different from that of the other Funds. In this regard, assuming the Funds are operating with different transfer agents as of the date of the Reorganizations, the eligible exchange options for shareholders of the Tax Free Fund will change as a result of the change in such Fund’s transfer agent. Shareholders of Class A and Class I shares of the Tax Free Fund and shareholders of the Municipal Bond Fund and the Municipal Bond Fund 2 will receive the same class of shares as they held in the Acquiring Fund, which are subject to the same distribution and service fees. Shareholders of Class C1 shares of the Tax Free Fund will receive Class A shares of the Acquiring Fund, which are subject to lower distribution and service fees.

The Board also considered that the Tax Free Fund is a series of a Maryland corporation, whereas the Acquiring Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 are each a series of a Massachusetts business trust. As a result, the rights of shareholders of the Tax Free Fund differ from those of the other Funds. In this regard, while the rights of shareholders of the Municipal Bond Fund, the Municipal Bond Fund 2 and the Acquiring Fund are the same, the Tax Free Fund shareholders’ rights will be slightly diminished after the Reorganization. Notwithstanding the foregoing, the principal attributes of a share in each Fund are comparable as a share in each Fund is entitled to one vote per share held and fractional votes for fractional shares held.

Alternatives to the Reorganizations

The Board could have decided to continue the Funds in their present form or to liquidate one or more of the overlapping Funds, but did not believe either alternative would be in the best interests of shareholders. The Board recognized that continuing to offer four very similar overlapping Funds may

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cause confusion among the distribution network and sales team and dilute their selling efforts. As a result, one or more of the Funds may be unable to continue to grow assets, potentially increasing investor overall expenses if assets decrease. With the proposed Reorganizations, Nuveen’s distribution and marketing efforts can focus on one fund. The shareholders of all Funds can therefore benefit from the potential of greater sales and economies of scale that could be achieved in one combined fund rather than diluted among four very similar funds. The Board also could have decided to liquidate a Fund; however, the Board did not believe this option was in the best interests of shareholders of the liquidating funds as liquidation is a taxable event which could result in the realization of taxable capital gains at both the fund, and, depending on the shareholders’ cost basis, the shareholder level, and the loss of any potential benefit that the fund’s capital loss carryovers (if any) might have provided. Further, shareholders of the non-liquidating or acquiring fund would be prevented from experiencing the benefits provided by an increase in assets.

Potential Benefits to Nuveen Fund Advisors and Affiliates

The Board recognized that the Reorganizations may result in some benefits and economies for the Adviser and its affiliates. These may include, for example, a reduction in the level of operational expenses incurred for administrative, compliance and portfolio management services as a result of the elimination of each Acquired Fund as a separate Fund in the Nuveen complex. The Board, however, noted that it was anticipated based on pro forma projections that the dollar amount of management fees earned from the Acquiring Fund after the Reorganizations would be less than the dollar amount of fees earned if the Funds continued to operate separately.

Conclusion

The Board of each Fund, including the independent board members, approved the respective Reorganizations, concluding that the Reorganizations are in the best interests of the respective Funds and that the interests of existing shareholders of the Funds will not be diluted as a result of the Reorganizations.

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OTHER INFORMATION

Shareholders of the Funds

The following tables set forth the percentage of ownership of each person who, as of                     , 2012, the record date with respect to the Special Meetings, owns of record, or is known by the Funds to own of record or beneficially, 5% or more of any class of shares of any Fund. The tables also set forth the estimated percentage of shares of the combined fund that would have been owned by such parties if the Reorganizations had occurred on                     , 2012. These amounts may differ on the Closing Date. Shareholders who have the power to vote a larger percentage of shares (at least 25% of the voting shares) of a Fund can control the Fund and determine the outcome of a shareholder meeting.

Tax Free Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Class A Shares		%	%

Class C1 Shares		%	%

Class I Shares		%	%

Municipal Bond Fund
Class	Name and Address of Owner	Percentage of Ownership	Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Class A Shares		%	%

Class B Shares		%	%

Class C Shares		%	%

Class I Shares		%	%

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Municipal Bond Fund 2
Class	Name and Address of Owner	Percentage of Ownership		Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Class A Shares			%		%

Class B Shares			%		%

Class C Shares			%		%

Class I Shares			%		%

Acquiring Fund
Class	Name and Address of Owner	Percentage of Ownership		Estimated Pro Forma Percentage of Ownership of the Combined Fund After the Reorganization
Class A Shares		%		%

Class B Shares		%		%

Class C Shares		%		%

Class I Shares		%		%

[At the close of business on             , 2012, there were             Class A shares,             Class C1 shares and             Class I shares of the Tax Free Fund outstanding. As of             , 2012, the board members and officers of the Tax Free Fund as a group owned less than 1% of the total outstanding shares of the Tax Free Fund and as a group owned less than 1% of each class of shares of the Tax Free Fund.]

[At the close of business on             , 2012, there were             Class A shares,             Class B shares,             Class C shares and             Class I shares of the Municipal Bond Fund outstanding. As of             , 2012, the board members and officers of the Municipal Bond Fund as a group owned less than 1% of the total outstanding shares of the Municipal Bond Fund and as a group owned less than 1% of each class of shares of the Municipal Bond Fund.]

[At the close of business on             , 2012, there were             Class A shares,             Class B shares,             Class C shares and             Class I shares of the Municipal Bond Fund 2 outstanding. As of             , 2012, the board members and officers of the Municipal Bond Fund 2 as a group owned less than 1% of the total outstanding shares of the Municipal Bond Fund 2 and as a group owned less than 1% of each class of shares of the Municipal Bond Fund 2.]

[At the close of business on             , 2012, there were             Class A shares,             Class B shares,             Class C shares and             Class I shares of the Acquiring Fund outstanding. As of

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            , 2012, the board members and officers of the Acquiring Fund as a group owned less than 1% of the total outstanding shares of the Acquiring Fund and as a group owned less than 1% of each class of shares of the Acquiring Fund.]

Shareholder Proposals

The Funds generally do not hold annual shareholders’ meetings, but will hold a special meeting as required or deemed desirable. Because the Funds do not hold regular meetings of shareholders, the anticipated date of the next shareholder meeting cannot be provided. To be considered for inclusion in the proxy statement for any meeting of shareholders, a shareholder proposal must be submitted a reasonable time before the proxy statement for the meeting is mailed. Whether a proposal is included in the proxy statement will be determined in accordance with applicable federal and state laws. The timely submission of a proposal does not guarantee its inclusion. Shareholders wishing to submit proposals for inclusion in a proxy statement for a shareholder meeting should send their written proposal to the respective Fund at 333 West Wacker Drive, Chicago, Illinois 60606.

Shareholder Communications

Shareholders who want to communicate with the Board or any individual board member should write to their Fund, to the attention of Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois 60606. The letter should indicate that you are a Fund shareholder, and identify the Fund (or Funds). If the communication is intended for a specific board member and so indicates, it will be sent only to that board member. If a communication does not indicate a specific board member, it will be sent to the chair of the nominating and governance committee and to the Board’s independent legal counsel for further distribution as deemed appropriate by such persons.

Joint Proxy Statement/Prospectus Delivery

Please note that only one Joint Proxy Statement/Prospectus may be delivered to two or more shareholders of an Acquired Fund who share an address, unless the Fund has received instructions to the contrary. To request a separate copy of the Joint Proxy Statement/Prospectus, or for instructions as to how to request a separate copy of such document or as to how to request a single copy if multiple copies of such document are received, shareholders should contact the applicable Acquired Fund at 333 West Wacker Drive, Chicago, Illinois 60606 or by calling (800)  257-8787.

VOTING INFORMATION AND REQUIREMENTS

Holders of shares of each Acquired Fund are entitled to one vote per share on matters as to which they are entitled to vote, with fractional shares voting proportionally.

With respect to the Reorganization of the Tax Free Fund, approval of the Reorganization will require the affirmative vote of the holders of a majority of the total number of shares outstanding and entitled to vote of the Fund. A vote in favor of the Reorganization of the Tax Free Fund will also be considered a vote in favor of an amendment to the Corporation’s Articles of Incorporation effecting the Reorganization. With respect to the Reorganization of each of the Municipal Bond Fund and the Municipal Bond Fund 2, approval of the Reorganization requires the affirmative vote of the lesser of (i) 67% or more of the shares of the Fund entitled to vote thereon present at the meeting if the holders

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of more than 50% of such outstanding shares are present in person or represented by proxy; or (ii) more than 50% of such outstanding shares of the Fund entitled to vote thereon.

Each valid proxy given by a shareholder of an Acquired Fund will be voted by the persons named in the proxy in accordance with the instructions marked thereon and as the persons named in the proxy may determine on such other business as may come before the Special Meetings on which shareholders are entitled to vote. If no designation is made, the proxy will be voted by the persons named in the proxy, as recommended by the Board, “FOR” approval of the applicable Reorganization. Abstentions and broker non-votes (i.e., shares held by brokers or nominees, typically in “street name,” as to which (i) instructions have not been received from beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) count as present for purposes of determining quorum but do not count as votes “FOR” the proposal and have the same effect as a vote “AGAINST” the proposal. With respect to the Reorganization of the Tax Free Fund, the presence in person or by proxy of the holders of ten percent (10%) of the shares issued and outstanding and entitled to vote at the Special Meeting shall constitute a quorum for the transaction of any business. With respect to the Reorganization of each of the Municipal Bond Fund and the Municipal Bond Fund 2, the presence in person or by proxy of the holders of at least a majority of the voting power of the shares of beneficial interest of the Fund entitled to vote on the proposal at the Special Meeting shall constitute a quorum for the transaction of any business. Abstentions and broker non-votes will be deemed present for quorum purposes.

Shareholders who execute proxies may revoke them at any time before they are voted by filing with an Acquired Fund a written notice of revocation, by delivering a duly executed proxy bearing a later date, or by attending the Special Meetings and voting in person. The giving of a proxy will not affect your right to vote in person if you attend the Special Meetings and wish to do so.

It is not anticipated that any action will be asked of the shareholders of an Acquired Fund other than as indicated above, but if other matters are properly brought before the Special Meetings, it is intended that the persons named in the proxy will vote in accordance with their judgment.

If a quorum is not obtained or if a quorum is present but sufficient votes in favor of a proposal are not received by the scheduled time of the Special Meetings, the holders of a majority of shares present in person or by proxy and entitled to vote shall have the power to adjourn the Special Meetings to permit further solicitation of proxies. The Special Meetings may be adjourned without notice other than announcement at the Special Meetings (for not more than 120 days after the Record Date for the Special Meeting for the Tax Free Fund). At such adjourned meeting at which the requisite shares entitled to vote thereat shall be represented, any business may be transacted which could have been transacted at the meeting as originally notified. Prior to being convened, the Special Meetings may be postponed (for not more than 120 days after the Record Date for the Special Meeting for the Tax Free Fund).

Proxies of shareholders of each Acquired Fund are solicited by the Board. Additional solicitation may be made by mail, telephone, telegraph or personal interview by representatives of the Adviser or Nuveen, or by dealers or their representatives.

                    , 2012

Please sign and return your proxy promptly.

Your vote is important and your participation in the affairs of your Fund does make a difference.

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AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of                         , 2012 by Nuveen Municipal Trust, a Massachusetts business trust (the “Trust”), on behalf of Nuveen All-American Municipal Bond Fund, a series of the Trust (the “Acquiring Fund”), and Nuveen Investment Funds, Inc., a Maryland corporation (the “Corporation”), on behalf of Nuveen Tax Free Fund, a series of the Corporation (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”), and Nuveen Fund Advisors, Inc., the investment adviser to the Funds (the “Adviser”) (for purposes of Section 9.1 of the Agreement only).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A and Class I voting shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Acquired Fund, in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”). The foregoing will be effected pursuant to this Agreement and to an amendment to the Corporation’s Amended and Restated Articles of Incorporation (“Articles of Incorporation”) in substantially the form attached hereto as Exhibit A (the “Amendment”) to be adopted in accordance with the Maryland General Corporation Law.

WHEREAS, the Acquired Fund is a separate series of the Corporation and the Acquiring Fund is a separate series of the Trust, and the Corporation and the Trust are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Directors of the Corporation (the “Acquired Fund Board”) and the Board of Trustees of the Trust (the “Acquiring Fund Board”) have made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Acquired Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND

LIABILITIES AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring

Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Class A and Class I Acquiring Fund Shares, computed in the manner set forth in Section 2.3 herein; and (ii) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Acquired Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date as such term is defined in Section 3.1.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time, the Acquired Fund will make a liquidating distribution of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each class of shares, determined as of the close of business on the Closing Date, as such term is defined in Section 3.1 (the “Acquired Fund Shareholders”), on a pro rata basis within each class, (i) Acquiring Fund Class A Shares to Acquired Fund Class A Shareholders, (ii) Acquiring Fund Class A Shares to Acquired Fund Class C1 Shareholders, and

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(iii) Acquiring Fund Class I Shares to Acquired Fund Class I Shareholders. Such distribution will be accomplished with respect to each class of shares of the Acquired Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Acquired Fund shall be cancelled on the books of the Acquired Fund and retired.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.    The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Maryland state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        BOARD REPORTING.    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Acquired Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

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2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets net of liabilities with respect to each class of shares of the Acquired Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund share of the corresponding class determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The Closing shall occur on                                  , 2012 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Acquired Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Acquired Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Class A, Class C1 and Class I Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Acquired Fund a confirmation evidencing the Class A and Class I Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Corporation or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE ACQUIRED FUND.    The Corporation, on behalf of the Acquired Fund, represents and warrants as follows:

(a)        The Corporation is a corporation duly organized, validly existing and in good standing under the laws of the State of Maryland.

(b)        The Acquired Fund is a separate series of the Corporation duly authorized in accordance with the applicable provisions of the Corporation’s Articles of Incorporation.

(c)        The Corporation is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Corporation’s Articles of Incorporation or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Acquired Fund as of April 30, 2011, and for the ten-month period then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of April 30, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)        The financial statements of the Acquired Fund as of October 31, 2011 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets,

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liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(j)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(k)        All issued and outstanding shares of the Acquired Fund are, and as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund. All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(l)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Acquired Fund shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Corporation with respect to the Acquired Fund for use in the

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Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of April 30, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

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(g)        The financial statements of the Acquiring Fund as of October 31, 2011 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(m)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

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(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(p)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, each of the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Corporation will call a special meeting of the Acquired Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

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5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Corporation’s Controller or Treasurer, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Fund, the Corporation, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund, the Corporation, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in Section 8.9.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and its Controller, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

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ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1        All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Corporation’s President or Vice President and the Controller or Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller or Treasurer of the Corporation.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund and the Acquiring Fund hereunder shall also be subject to the following:

8.1        This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Corporation’s Articles of Incorporation and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the

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parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6        The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Corporation’s President or Senior Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Corporation, on behalf of the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Trust’s President or Senior Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Fund shall reasonably request.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)        The Corporation is a corporation validly existing and in good standing under the laws of the State of Maryland.

(b)        The Agreement has been duly authorized, executed and delivered by the Corporation, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of the Corporation, on behalf of the Acquired Fund, enforceable in accordance with its terms.

(c)        The execution and delivery of the Agreement by the Corporation, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate the Corporation’s Articles of Incorporation or By-Laws.

(d)        To the knowledge of such counsel, and without any independent investigation, (i) the Corporation is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States of America or the laws of the State of Maryland for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.8        The Acquired Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)        The Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts.

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(b)        The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms.

(c)        The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(d)        To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.9        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata, by class, distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization.

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The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.9.

ARTICLE IX

EXPENSES

9.1        Each of the Acquired Fund and the Acquiring Fund will pay expenses incurred in connection with the Reorganization based on its portion of the projected cost savings during the first year following the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that the payment of Reorganization expenses would cause the Acquired Fund or the Acquiring Fund to exceed its expense cap then in effect, the Adviser or an affiliate will reimburse the portion of expenses necessary for the Fund to operate within its cap. The Adviser or an affiliate will pay the expenses incurred in connection with the Reorganization to the extent such expenses exceed the projected cost savings. If the Reorganization is not consummated, the Adviser or an affiliate will bear the expenses incurred in connection with the Reorganization.

9.2        Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

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ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Corporation’s President or Vice President and the Trust’s President or Vice President without further action by the Acquired Fund Board or Acquiring Fund Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquired Fund Board or Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Acquired Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Corporation, the Directors of the Corporation, the Acquired Fund, the Trust, the Trustees of the Trust, the Acquiring Fund, the Adviser, or the Corporation’s, Trust’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Corporation and officers of the Trust as specifically authorized by the Acquired Fund Board or Acquiring Fund Board; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

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ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of the Acquiring Fund hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of the Acquiring Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of the Acquiring Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of the Acquiring Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN INVESTMENT FUNDS, INC., on behalf of Nuveen Tax Free Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN MUNICIPAL TRUST, on behalf of Nuveen All-American Municipal Bond Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

17

EXHIBIT A TO AGREEMENT AND PLAN OF REORGANIZATION

ARTICLES OF AMENDMENT

TO

AMENDED AND RESTATED ARTICLES OF INCORPORATION

OF

NUVEEN INVESTMENT FUNDS, INC.

The undersigned officer of Nuveen Investment Funds, Inc. (the “Corporation”), a Maryland corporation, hereby certifies that the following amendments to the Corporation’s Amended and Restated Articles of Incorporation have been advised by the Corporation’s Board of Directors and approved by the Corporation’s stockholders in the manner required by the Maryland General Corporation Law, such amendment to become effective                     :

WHEREAS, the Corporation is registered as an open-end management investment company (i.e., a mutual fund) under the Investment Company Act of 1940 and offers its shares to the public in several classes (i.e., series), each of which represents a separate and distinct portfolio of assets;

WHEREAS, it is desirable and in the best interests of the holders of the Class DD shares of the Corporation (also known as “Nuveen Tax Free Fund”) that the assets belonging to such class be transferred to Nuveen All-American Municipal Bond Fund, a series of Nuveen Municipal Trust, a Massachusetts business trust, in exchange for Class A and Class I shares of Nuveen All-American Municipal Bond Fund, which are to be delivered to former Nuveen Tax Free Fund holders;

WHEREAS, Nuveen Tax Free Fund and Nuveen All-American Municipal Bond Fund have entered into an Agreement and Plan of Reorganization providing for the foregoing transactions; and

WHEREAS, in order to bind all holders of shares of Nuveen Tax Free Fund to the foregoing transactions and as set forth in the Agreement and Plan of Reorganization, and in particular to bind such holders to the exchange of their shares of Nuveen Tax Free Fund for Class A and Class I shares of Nuveen All-American Municipal Bond Fund shares, it is necessary to adopt an amendment to the Corporation’s Amended and Restated Articles of Incorporation.

NOW, THEREFORE, BE IT RESOLVED, that effective as of the Effective Time referred to below, the Corporation’s Amended and Restated Articles of Incorporation be, and the same hereby are, amended to add the following Article IV(DD) immediately following Article IV(CC) thereof:

Article IV(DD). (a) For purposes of this Article IV(DD), the following terms shall have the following meanings:

“Corporation” means this corporation.

“Acquired Fund” means the Corporation’s Nuveen Tax Free Fund, which is represented by the Corporation’s Class DD shares.

“Class A Acquired Fund Shares” means the Corporation’s Class DD Common Shares.

“Class C1 Acquired Fund Shares” means the Corporation’s Class DD, Series 4 Common Shares.

“Class I Acquired Fund Shares” means the Corporation’s Class DD, Series 3 Common Shares.

“Acquiring Fund” means Nuveen All-American Municipal Bond Fund, which is a series of Nuveen Municipal Trust.

“Class A Acquiring Fund Shares” means Nuveen All-American Municipal Bond Fund’s Class A Shares of Beneficial Interest.

“Class I Acquiring Funds Shares” means Nuveen All-American Municipal Bond Fund’s Class I Shares of Beneficial Interest.

“Closing” means the occurrence of the transactions set forth in (b) and (c) below on the Closing Date.

“Closing Date” means                     .

“Effective Time” means immediately after the Valuation Time on the Closing Date.

“Plan” means the Agreement and Plan of Reorganization dated                         , 2012 on behalf of the Acquiring Fund and the Acquired Fund.

“Valuation Time” means the close of regular trading on the New York Stock Exchange on the Closing Date.

(b) As of the Effective Time, the Acquired Fund will transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date.

(c) As of the Effective Time, the Acquiring Fund will: (i) deliver to the Acquired Fund the number of full and fractional Class A and Class I Acquiring Fund Shares, computed in the manner set forth in (d) below; and (ii) assume all the liabilities of the Acquired Fund not discharged by the Acquired Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in the Plan or herein.

(d) The number of Class A, Class A and Class I Acquiring Fund Shares to be delivered to holders of Class A Acquired Fund Shares, Class C1 Acquired Fund Shares and Class I Acquired Fund Shares, respectively, shall be determined as follows:

(i) Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the Acquired Fund’s net assets as described (b) and (c) above, shall be determined with respect to Class A, Class C1 and Class I of the Acquired Fund

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Shares by dividing the value of the assets net of liabilities with respect to each such class of shares determined in accordance with (ii) below by the net asset value of an Acquiring Fund share of the corresponding class determined in accordance with (iii) below.

(ii) The value of the Acquired Fund’s assets and liabilities shall be computed as of the Valuation Time, using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

(iii) As of the Effective Time, the Acquired Fund will distribute the Acquiring Fund Shares received pursuant to (c) above to its shareholders of record with respect to each class of shares, determined as of the close of business on the Closing Date (the “Acquired Fund Shareholders”), on a pro rata basis within each class, (A) Class A Acquiring Fund Shares to Class A Acquired Fund Shareholders, (B) Class A Acquiring Fund Shares to Class C1 Acquired Fund Shareholders, and (C) Class I Acquiring Fund Shares to Class I Acquired Fund Shareholders. Such distribution will be accomplished with respect to Class A, Class C1 and Class I Acquired Fund Shares by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Acquired Fund shall be cancelled on the books of the Acquired Fund and retired.

(iv) As soon as practicable after the Closing Date and the making of the foregoing distribution, the Acquired Fund will thereupon proceed to completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Maryland state law.

(e) From and after the Effective Time, the Acquired Fund shares cancelled and retired pursuant to paragraph (d)(iii) above shall have the status of authorized and unissued Class DD common shares of the Corporation, without designation as to series.

The undersigned officer of the Corporation hereby acknowledges, in the name and on behalf of the Corporation, the foregoing Articles of Amendment to be the corporate act of the Corporation and further certifies that, to the best of his or her knowledge, information and belief, the matters and facts set forth therein with respect to the approval thereof are true in all material respects, under the penalties of perjury.

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IN WITNESS WHEREOF, the Corporation has caused these Articles of Amendment to be signed in its name and on its behalf by its President or a Vice President and witnessed by its Secretary or an Assistant Secretary on [            ], 2012.

NUVEEN INVESTMENT FUNDS, INC.

By:
[ ]
Its:	[Title]

Witness:

[Title]

A-4

AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of                         , 2012 by Nuveen Municipal Trust, a Massachusetts business trust (the “Trust”), on behalf of and between Nuveen All-American Municipal Bond Fund, a series of the Trust (the “Acquiring Fund”), and Nuveen Municipal Bond Fund, a series of the Trust (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”), and Nuveen Fund Advisors, Inc., the investment adviser to the Funds (the “Adviser”) (for purposes of Section 9.1 of the Agreement only).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Acquired Fund, in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, each Fund is a separate series of the Trust, and the Trust is an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Acquired Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND

LIABILITIES AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares, computed in the manner set forth in Section 2.3 herein; and (ii) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3. All Acquiring Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Acquired Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date as such term is defined in Section 3.1.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time, the Acquired Fund will make a liquidating distribution of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the close of business on the Closing Date, as such term is defined in Section 3.1 (the “Acquired Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Acquired Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Acquired Fund shall be cancelled on the books of the Acquired Fund and retired.

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1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.    The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        BOARD REPORTING.    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Acquired Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets net of liabilities with respect to each class of shares of the Acquired Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund share of the corresponding class determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring

3

Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The Closing shall occur on                  , 2012 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Acquired Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Acquired Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Class A, Class B, Class C and Class I Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Acquired Fund a confirmation evidencing the Class A, Class B, Class C and Class I Acquiring Fund Shares to be credited on the Closing Date to the Secretary of the Trust or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE ACQUIRED FUND.    The Trust, on behalf of the Acquired Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

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(b)        The Acquired Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Acquired Fund as of April 30, 2011, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of April 30, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)        The financial statements of the Acquired Fund as of October 31, 2011 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(j)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid,

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or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(k)        All issued and outstanding shares of the Acquired Fund are, and as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(l)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund including the determinations of the Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Acquired Fund shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(o)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund has been treated as a separate corporation for federal income tax

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purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of April 30, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        The financial statements of the Acquiring Fund as of October 31, 2011 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

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(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(m)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a

8

material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(p)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, each of the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    The Trust will call a special meeting of the Acquired Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by the Trust’s Controller or Treasurer, a statement of the earnings and profits of the Acquired Fund for federal

9

income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Fund, the Trust or the Acquiring Fund shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund, the Trust and the Acquiring Fund will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in Section 8.8.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and its Controller, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1        All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing

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Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Trust’s President or Vice President and the Controller or Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller or Treasurer of the Trust.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund and the Acquiring Fund hereunder shall also be subject to the following:

8.1        This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Trust’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on

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or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6        The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by the Trust’s President or Senior Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Trust’s President or Senior Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Fund shall reasonably request.

8.7        The Funds shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)        The Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts.

(b)        The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Funds, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Funds, enforceable in accordance with its terms.

(c)        The execution and delivery of the Agreement by the Trust, on behalf of the Funds, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(d)        To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by a Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares, and for the issuance of Acquiring Fund Shares, as applicable, pursuant to the Agreement have been obtained or made.

8.8        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata, by class, distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

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(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.8.

ARTICLE IX

EXPENSES

9.1        Each of the Acquired Fund and the Acquiring Fund will pay expenses incurred in connection with the Reorganization based on its portion of the projected cost savings during the first

13

year following the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that the payment of Reorganization expenses would cause the Acquired Fund or the Acquiring Fund to exceed its expense cap then in effect, the Adviser or an affiliate will reimburse the portion of expenses necessary for the Fund to operate within its cap. The Adviser or an affiliate will pay the expenses incurred in connection with the Reorganization to the extent such expenses exceed the projected cost savings. If the Reorganization is not consummated, the Adviser or an affiliate will bear the expenses incurred in connection with the Reorganization.

9.2        Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by the Trust’s President or Vice President without further action by the Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Board that the consummation of the transactions contemplated herein is not in the best interests of the Acquired Fund or Acquiring Fund.

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11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of the Trust, the Trustees of the Trust, the Acquired Fund, the Acquiring Fund, the Adviser, or the Trust’s or Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Trust as specifically authorized by the Board; provided, however, that following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of the Trust personally, but shall bind only the property of such Fund, as provided in the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of each Fund, and signed by authorized officers of the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of a Fund as provided in the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

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IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN MUNICIPAL TRUST, on behalf of Nuveen Municipal Bond Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN MUNICIPAL TRUST, on behalf of Nuveen All-American Municipal Bond Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

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AGREEMENT AND PLAN OF REORGANIZATION

THIS AGREEMENT AND PLAN OF REORGANIZATION (the “Agreement”) is made as of this          day of                         , 2012 by Nuveen Municipal Trust, a Massachusetts business trust (the “Trust”), on behalf of Nuveen All-American Municipal Bond Fund, a series of the Trust (the “Acquiring Fund”), and Nuveen Multistate Trust I, a Massachusetts business trust (“Multistate Trust I”), on behalf of Nuveen Municipal Bond Fund 2, a series of Multistate Trust I (the “Acquired Fund” and, together with the Acquiring Fund, the “Funds”), and Nuveen Fund Advisors, Inc., the investment adviser to the Funds (the “Adviser”) (for purposes of Section 9.1 of the Agreement only).

This Agreement is intended to be, and is adopted as, a plan of reorganization within the meaning of Section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of: (i) the transfer of all the assets of the Acquired Fund to the Acquiring Fund in exchange solely for Class A, Class B, Class C and Class I voting shares of beneficial interest, par value $0.01 per share, of the Acquiring Fund (“Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the pro rata distribution of all the Acquiring Fund Shares to the shareholders of each corresponding class of the Acquired Fund, in complete liquidation and termination of the Acquired Fund as provided herein, all upon the terms and conditions set forth in this Agreement (the “Reorganization”).

WHEREAS, the Acquired Fund is a separate series of Multistate Trust I and the Acquiring Fund is a separate series of the Trust, and Multistate Trust I and the Trust are each an open-end, management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Acquired Fund owns securities that generally are assets of the character in which the Acquiring Fund is permitted to invest;

WHEREAS, the Acquiring Fund is authorized to issue the Acquiring Fund Shares; and

WHEREAS, the Board of Trustees of the Trust (the “Acquiring Fund Board”) and the Board of Trustees of Multistate Trust I (the “Acquired Fund Board”) have made the determinations required by Rule 17a-8 under the 1940 Act with respect to the Acquired Fund and Acquiring Fund, respectively.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I

TRANSFER OF ASSETS OF THE ACQUIRED FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE ACQUIRED FUND

LIABILITIES AND TERMINATION AND LIQUIDATION OF THE ACQUIRED FUND

1.1        THE EXCHANGE.    Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, the Acquired Fund agrees to transfer all of its assets, as set forth in Section 1.2, to the Acquiring Fund. In consideration therefor, the Acquiring Fund agrees: (i) to deliver to the Acquired Fund the number of full and fractional Class A, Class B, Class C and Class I Acquiring Fund Shares, computed in the manner set forth in Section 2.3 herein; and (ii) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3. All Acquiring

Fund Shares delivered to the Acquired Fund shall be delivered at net asset value without a sales load, commission or other similar fee being imposed. In the event that Class A shares of the Acquiring Fund are transferred in the Reorganization to former holders of Class A shares of the Acquired Fund with respect to which the front-end sales charge was waived due to a purchase of $1 million or more, the Acquiring Fund agrees that, in determining whether a deferred sales charge is payable upon the sale of such Class A shares of the Acquiring Fund, it shall give credit for the period during which the holder thereof held such Acquired Fund shares. Such transactions shall take place at the closing provided for in Section 3.1 (the “Closing”).

1.2        ASSETS TO BE TRANSFERRED.    The Acquired Fund shall transfer all of its assets to the Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures, dividends or interest receivables owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date as such term is defined in Section 3.1.

The Acquired Fund will, within a reasonable period of time before the Closing Date, furnish the Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments. The Acquiring Fund will, within a reasonable period of time before the Closing Date, furnish the Acquired Fund with a list of the securities, if any, on the Acquired Fund’s list referred to above that do not conform to the Acquiring Fund’s investment objective, policies, and restrictions. The Acquired Fund, if requested by the Acquiring Fund, will dispose of securities on the Acquiring Fund’s list before the Closing Date. In addition, if it is determined that the portfolios of the Acquired Fund and the Acquiring Fund, when aggregated, would contain investments exceeding certain percentage limitations imposed upon the Acquiring Fund with respect to such investments, the Acquired Fund, if requested by the Acquiring Fund, will dispose of a sufficient amount of such investments as may be necessary to avoid violating such limitations as of the Closing Date. Notwithstanding the foregoing, nothing herein will require the Acquired Fund to dispose of any investments or securities if, in the reasonable judgment of the Acquired Fund Board or the Adviser, such disposition would adversely affect the status of the Reorganization as a “reorganization” as such term is used in the Code or would otherwise not be in the best interests of the Acquired Fund.

1.3        LIABILITIES TO BE ASSUMED.    The Acquired Fund will endeavor to discharge all of its known liabilities and obligations to the extent possible before the Closing Date. Notwithstanding the foregoing, any liabilities not so discharged shall be assumed by the Acquiring Fund, which assumed liabilities shall include all of the Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether or not arising in the ordinary course of business, whether or not determinable at the Closing Date, and whether or not specifically referred to in this Agreement.

1.4        LIQUIDATING DISTRIBUTION.    As of the Effective Time, the Acquired Fund will make a liquidating distribution of the Acquiring Fund Shares received pursuant to Section 1.1 to its shareholders of record with respect to each corresponding class of shares, determined as of the close of business on the Closing Date, as such term is defined in Section 3.1 (the “Acquired Fund Shareholders”), on a pro rata basis within that class. Such distribution will be accomplished with respect to each class of shares of the Acquired Fund by the transfer of the Acquiring Fund Shares of the corresponding class then credited to the account of the Acquired Fund on the books of the Acquiring Fund to open accounts on the share records of the Acquiring Fund in the names of Acquired Fund Shareholders of such class. The Acquiring Fund shall not issue certificates representing

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Acquiring Fund Shares in connection with such transfer. As of the Effective Time, all issued and outstanding shares of the Acquired Fund shall be cancelled on the books of the Acquired Fund and retired.

1.5        OWNERSHIP OF SHARES.    Ownership of Acquiring Fund Shares will be shown on the books of the Acquiring Fund’s transfer agent. Acquiring Fund Shares will be issued simultaneously to the Acquired Fund, in an amount computed in the manner set forth in Section 2.3.

1.6        TRANSFER TAXES.    Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.7        LIQUIDATION AND TERMINATION.    The Acquired Fund shall completely liquidate and be dissolved, terminated and have its affairs wound up in accordance with Massachusetts state law, promptly following the Closing Date and the making of all distributions pursuant to Section 1.4, but in no event later than 12 months following the Closing Date.

1.8        BOARD REPORTING.    Any reporting responsibility of the Acquired Fund including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Securities and Exchange Commission (the “Commission”), any state securities commission and any federal, state or local tax authorities or any other relevant regulatory authority, is and shall remain the responsibility of the Acquired Fund.

1.9        BOOKS AND RECORDS.    All books and records of the Acquired Fund, including all books and records required to be maintained under the 1940 Act, and the rules and regulations thereunder, shall be available to the Acquiring Fund from and after the Closing Date and shall be turned over to the Acquiring Fund as soon as practicable following the Closing Date.

ARTICLE II

VALUATION

2.1        VALUATION OF ASSETS.    The value of the Acquired Fund’s assets and liabilities shall be computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Time”), using the valuation procedures set forth in the Acquiring Fund’s Prospectus and Statement of Additional Information (in effect as of the Closing Date) or such other valuation procedures as shall be mutually agreed upon by the parties.

2.2        VALUATION OF SHARES.    The net asset value per share per class of Acquiring Fund Shares shall be the net asset value per share for such class computed as of the Valuation Time, using the valuation procedures set forth in Section 2.1.

2.3        SHARES TO BE ISSUED.    The number of Acquiring Fund Shares to be issued (including fractional shares, if any) in consideration for the net assets as described in Article I, shall be determined with respect to each class by dividing the value of the assets net of liabilities with respect

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to each class of shares of the Acquired Fund determined in accordance with Section 2.1 by the net asset value of an Acquiring Fund share of the corresponding class determined in accordance with Section 2.2.

2.4        EFFECT OF SUSPENSION IN TRADING.    In the event that on the Closing Date, either: (a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Fund or the Acquired Fund are purchased or sold shall be closed to trading or trading on such exchange shall be restricted; or (b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Fund or the Acquired Fund is impracticable, the Closing Date shall be postponed until the first business day when trading is fully resumed and reporting is restored.

ARTICLE III

CLOSING AND CLOSING DATE

3.1        CLOSING DATE.    The Closing shall occur on                                  , 2012 or such other date as the parties may agree (the “Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place as of immediately after the Valuation Time on the Closing Date (the “Effective Time”). The Closing shall be held as of the close of business at the offices of Vedder Price P.C. in Chicago, Illinois or at such other time and/or place as the parties may agree.

3.2        CUSTODIAN’S CERTIFICATE.    The Acquired Fund shall cause its custodian to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that: (a) the Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes, including all applicable federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund.

3.3        TRANSFER AGENT’S CERTIFICATE.    The Acquired Fund shall cause its transfer agent to deliver to the Acquiring Fund at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of all the Class A, Class B, Class C and Class I Acquired Fund Shareholders, and the number and percentage ownership of outstanding shares per class owned by each such shareholder immediately prior to the Closing. The Acquiring Fund shall issue and deliver or cause its transfer agent to issue and deliver to the Acquired Fund a confirmation evidencing the Class A, Class B, Class C and Class I Acquiring Fund Shares to be credited on the Closing Date to the Secretary of Multistate Trust I or provide evidence satisfactory to the Acquired Fund that such Acquiring Fund Shares have been credited to the Acquired Fund’s account on the books of the Acquiring Fund.

3.4        DELIVERY OF ADDITIONAL ITEMS.    At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Agreement.

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ARTICLE IV

REPRESENTATIONS AND WARRANTIES

4.1        REPRESENTATIONS OF THE ACQUIRED FUND.    Multistate Trust I, on behalf of the Acquired Fund, represents and warrants as follows:

(a)        Multistate Trust I is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquired Fund is a separate series of Multistate Trust I duly authorized in accordance with the applicable provisions of Multistate Trust I’s Declaration of Trust.

(c)        Multistate Trust I is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquired Fund is not, and the execution, delivery, and performance of this Agreement (subject to shareholder approval) will not result, in the violation of any provision of Multistate Trust I’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)        Except as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments that will be terminated with liability to it before the Closing Date.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Agreement. The Acquired Fund knows of no facts that might form the basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        The financial statements of the Acquired Fund as of May 31, 2011, and for the year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of May 31, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)        The financial statements of the Acquired Fund as of November 30, 2011 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of November 30, 2011, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

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(i)        Since the date of the financial statements referred to in subsection (h) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date. For the purposes of this subsection (i), a decline in the net asset value of the Acquired Fund shall not constitute a material adverse change.

(j)        All federal, state, local and other tax returns and reports of the Acquired Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquired Fund required to be paid (whether or not shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (h) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquired Fund.

(k)        All issued and outstanding shares of the Acquired Fund are, and as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquired Fund (recognizing that under Massachusetts law, Acquired Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquired Fund). All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund’s transfer agent as provided in Section 3.3. The Acquired Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquired Fund, and has no outstanding securities convertible into shares of the Acquired Fund.

(l)        At the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and the Acquiring Fund will acquire good and marketable title thereto, subject to no restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (the “1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(m)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquired Fund including the determinations of the Acquired Fund Board required by Rule 17a-8(a) of the 1940 Act. Subject to approval by the Acquired Fund shareholders, this Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(n)        The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

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(o)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by Multistate Trust I with respect to the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(p)        For each taxable year of its operations (including the taxable year ending on the Closing Date), the Acquired Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code, and will have distributed on or prior to the Closing Date all its investment company taxable income (determined without regard to the deduction for dividends paid), the excess of its interest income excludable from gross income under Section 103(a) of the Code over its deductions disallowed under Sections 265 and 171(a)(2) of the Code, and its net capital gain (as such terms are defined in the Code) that has accrued or will accrue on or prior to the Closing Date.

4.2        REPRESENTATIONS OF THE ACQUIRING FUND.    The Trust, on behalf of the Acquiring Fund, represents and warrants as follows:

(a)        The Trust is a business trust duly organized, validly existing and in good standing under the laws of the Commonwealth of Massachusetts.

(b)        The Acquiring Fund is a separate series of the Trust duly authorized in accordance with the applicable provisions of the Trust’s Declaration of Trust.

(c)        The Trust is registered as an open-end management investment company under the 1940 Act, and such registration is in full force and effect.

(d)        The Acquiring Fund is not, and the execution, delivery and performance of this Agreement will not result, in a violation of the Trust’s Declaration of Trust or By-Laws or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(e)        No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Fund to carry out the transactions contemplated by this Agreement. The Acquiring Fund knows of no facts that might form the basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(f)        The financial statements of the Acquiring Fund as of April 30, 2011 and for the fiscal year then ended have been prepared in accordance with generally accepted accounting principles and have been audited by independent auditors, and such statements (copies of which have been

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furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of April 30, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(g)        The financial statements of the Acquiring Fund as of October 31, 2011 and for the period then ended have been prepared in accordance with generally accepted accounting principles, and such statements (copies of which have been furnished to the Acquired Fund) fairly reflect the financial condition of the Acquiring Fund as of October 31, 2011, and there are no known contingent liabilities of the Acquiring Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquiring Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquiring Fund arising after such date. For the purposes of this subsection (h), a decline in the net asset value of the Acquiring Fund shall not constitute a material adverse change.

(i)        All federal, state, local and other tax returns and reports of the Acquiring Fund required by law to be filed by it (taking into account permitted extensions for filing) have been timely filed and are complete and correct in all material respects. All federal, state, local and other taxes of the Acquiring Fund required to be paid (whether or not shown on any such return or report) have been paid or provision shall have been made for their payment and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquiring Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquiring Fund, and no assessment for taxes, interest, additions to tax or penalties has been asserted against the Acquiring Fund.

(j)        All issued and outstanding shares of the Acquiring Fund are, and, as of the Closing Date will be, duly and validly issued and outstanding, fully paid and non-assessable by the Acquiring Fund (recognizing that under Massachusetts law, Acquiring Fund shareholders, under certain circumstances, could be held personally liable for the obligations of the Acquiring Fund). The Acquiring Fund has no outstanding options, warrants, or other rights to subscribe for or purchase shares of the Acquiring Fund, and there are no outstanding securities convertible into shares of the Acquiring Fund.

(k)        The execution, delivery and performance of this Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund, including the determination of the Acquiring Fund Board required pursuant to Rule 17a-8(a) of the 1940 Act. This Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, to bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(l)        The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Agreement will, at the Closing Date, have been duly authorized. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund, and will be fully paid and non-assessable.

(m)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may

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be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with federal securities and other laws and regulations.

(n)        From the effective date of the Registration Statement (as defined in Section 5.7), through the time of the meeting of the Acquired Fund shareholders and on the Closing Date, any written information furnished by the Trust with respect to the Acquiring Fund for use in the Proxy Materials (as defined in Section 5.7), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not misleading.

(o)        For each taxable year of its operation, the Acquiring Fund has been treated as a separate corporation for federal income tax purposes pursuant to Section 851(g) of the Code, has met the requirements of Subchapter M of the Code for qualification as a regulated investment company and has elected to be treated as such, has been eligible to compute and has computed its federal income tax under Section 852 of the Code. In addition, the Acquiring Fund will satisfy each of the foregoing with respect to its taxable year that includes the Closing Date.

(p)        The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate in order to continue its operations after the Closing Date.

ARTICLE V

COVENANTS OF THE FUNDS

5.1        OPERATION IN ORDINARY COURSE.    Subject to Sections 1.2 and 8.5, each of the Acquiring Fund and the Acquired Fund will operate its respective business in the ordinary course between the date of this Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid federal income or excise taxes, and shareholder purchases and redemptions.

5.2        APPROVAL OF SHAREHOLDERS.    Multistate Trust I will call a special meeting of the Acquired Fund shareholders to consider and act upon this Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3        INVESTMENT REPRESENTATION.    The Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Agreement.

5.4        ADDITIONAL INFORMATION.    The Acquired Fund will assist the Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares.

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5.5        FURTHER ACTION.    Subject to the provisions of this Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Agreement, including any actions required to be taken after the Closing Date.

5.6        STATEMENT OF EARNINGS AND PROFITS.    As promptly as practicable, but in any case within 60 days after the Closing Date, the Acquired Fund shall furnish the Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which shall be certified by Multistate Trust I’s Controller or Treasurer, a statement of the earnings and profits of the Acquired Fund for federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund pursuant to Section 381 of the Code.

5.7        PREPARATION OF REGISTRATION STATEMENT AND PROXY MATERIALS.    The Trust will prepare and file with the Commission a registration statement on Form N-14 relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (the “Registration Statement”). The Registration Statement shall include a proxy statement of the Acquired Fund and a prospectus of the Acquiring Fund relating to the transaction contemplated by this Agreement. The Registration Statement shall be in compliance with the 1933 Act, the Securities Exchange Act of 1934, as amended (the “1934 Act”), and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the proxy statement and related materials (the “Proxy Materials”), for inclusion therein, in connection with the meeting of the Acquired Fund’s shareholders to consider the approval of this Agreement and the transactions contemplated herein.

5.8        TAX STATUS OF REORGANIZATION.    The intention of the parties is that the Reorganization will qualify as a reorganization within the meaning of Section 368(a) of the Code. None of the Acquired Fund, Multistate Trust I, the Acquiring Fund or the Trust shall take any action, or cause any action to be taken (including, without limitation, the filing of any tax return), that is inconsistent with such treatment or results in the failure of the transaction to qualify as a reorganization within the meaning of Section 368(a) of the Code. At or prior to the Closing Date, the Acquired Fund, Multistate Trust I, the Acquiring Fund and the Trust will take such action, or cause such action to be taken, as is reasonably necessary to enable counsel to render the tax opinion contemplated herein in Section 8.9.

ARTICLE VI

CONDITION PRECEDENT TO OBLIGATIONS OF THE ACQUIRED FUND

The obligations of the Acquired Fund to consummate the transactions provided for herein shall be subject to the following condition:

6.1        All representations, covenants, and warranties of the Acquiring Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Trust’s President or Vice President and its Controller, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

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ARTICLE VII

CONDITIONS PRECEDENT TO OBLIGATIONS OF THE ACQUIRING FUND

The obligations of the Acquiring Fund to consummate the transactions provided for herein shall be subject to the following conditions:

7.1        All representations, covenants, and warranties of the Acquired Fund contained in this Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by Multistate Trust I’s President or Vice President and the Controller or Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2        The Acquired Fund shall have delivered to the Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Controller or Treasurer of Multistate Trust I.

ARTICLE VIII

FURTHER CONDITIONS PRECEDENT

The obligations of the Acquired Fund and the Acquiring Fund hereunder shall also be subject to the following:

8.1        This Agreement and the transactions contemplated herein, with respect to the Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of Multistate Trust I’s Declaration of Trust and By-Laws. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.1.

8.2        On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit, or obtain damages or other relief in connection with this Agreement or the transactions contemplated herein.

8.3        All required consents of other parties and all other consents, orders, and permits of federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.4        The Registration Statement shall have become effective under the 1933 Act, and no stop orders suspending the effectiveness thereof shall have been issued. To the best knowledge of the

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parties to this Agreement, no investigation or proceeding for that purpose shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.5        The Acquired Fund shall have declared and paid a dividend or dividends which, together with all previous such dividends, shall have the effect of distributing to its shareholders all of the Acquired Fund’s investment company taxable income for all taxable periods ending on or before the Closing Date (computed without regard to any deduction for dividends paid), if any, plus the excess of its interest income excludible from gross income under Section 103(a) of the Code, if any, over its deductions disallowed under Sections 265 and 171(a)(2) of the Code for all taxable periods ending on or before the Closing Date and all of its net capital gains realized in all taxable periods ending on or before the Closing Date (after reduction for any available capital loss carry forward).

8.6        The Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in its name by Multistate Trust I’s President or Senior Vice President, in a form reasonably satisfactory to the Acquiring Fund and dated as of the Closing Date, to the effect that the representations and warranties of Multistate Trust I, on behalf of the Acquired Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquiring Fund shall reasonably request. The Acquiring Fund shall have delivered to the Acquired Fund on the Closing Date a certificate executed in its name by the Trust’s President or Senior Vice President, in a form reasonably satisfactory to the Acquired Fund and dated as of the Closing Date, to the effect that the representations and warranties of the Trust, on behalf of the Acquiring Fund, made in this Agreement are true and correct on and as of the Closing Date and as to such other matters as the Acquired Fund shall reasonably request.

8.7        The Acquiring Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)        Multistate Trust I is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts.

(b)        The Agreement has been duly authorized, executed and delivered by Multistate Trust I, on behalf of the Acquired Fund, and constitutes a valid and legally binding obligation of Multistate Trust I, on behalf of the Acquired Fund, enforceable in accordance with its terms.

(c)        The execution and delivery of the Agreement by Multistate Trust I, on behalf of the Acquired Fund, did not, and the exchange of the Acquired Fund’s assets for Acquiring Fund Shares pursuant to the Agreement will not, violate Multistate Trust I’s Declaration of Trust or By-Laws.

(d)        To the knowledge of such counsel, and without any independent investigation, (i) Multistate Trust I is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquired Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the transfer of the Acquired Fund’s assets and liabilities for Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

12

8.8        The Acquired Fund shall have received on the Closing Date an opinion from counsel, dated as of the Closing Date, substantially to the effect that:

(a)        The Trust is a validly existing voluntary association with transferable shares of beneficial interest under the laws of the Commonwealth of Massachusetts.

(b)        The Agreement has been duly authorized, executed and delivered by the Trust, on behalf of the Acquiring Fund, and constitutes a valid and legally binding obligation of the Trust, on behalf of the Acquiring Fund, enforceable in accordance with its terms.

(c)        The execution and delivery of the Agreement by the Trust, on behalf of the Acquiring Fund, did not, and the issuance of Acquiring Fund Shares pursuant to the Agreement will not, violate the Trust’s Declaration of Trust or By-Laws.

(d)        To the knowledge of such counsel, and without any independent investigation, (i) the Trust is registered as an investment company with the Commission and is not subject to any stop order; and (ii) all regulatory consents, authorizations, approvals or filings required to be obtained or made by the Acquiring Fund under the federal laws of the United States of America or the laws of the Commonwealth of Massachusetts for the issuance of Acquiring Fund Shares pursuant to the Agreement have been obtained or made.

8.9        The Funds shall have received an opinion of Vedder Price P.C. addressed to the Acquiring Fund and the Acquired Fund substantially to the effect that for federal income tax purposes:

(a)        The transfer of all the Acquired Fund’s assets to the Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata, by class, distribution to the Acquired Fund Shareholders of all the Acquiring Fund Shares received by the Acquired Fund in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)        No gain or loss will be recognized by the Acquiring Fund upon the receipt of all the assets of the Acquired Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund.

(c)        No gain or loss will be recognized by the Acquired Fund upon the transfer of all the Acquired Fund’s assets to the Acquiring Fund solely in exchange for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund or upon the distribution (whether actual or constructive) of such Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)        No gain or loss will be recognized by the Acquired Fund Shareholders upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in the Reorganization.

(e)        The aggregate basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to the Reorganization will be the same as the aggregate basis of the Acquired Fund shares exchanged therefor by such shareholder. The holding period of the Acquiring

13

Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(f)        The basis of the Acquired Fund’s assets transferred to the Acquiring Fund will be the same as the basis of such assets to the Acquired Fund immediately before the Reorganization. The holding period of the assets of the Acquired Fund in the hands of the Acquiring Fund will include the period during which those assets were held by the Acquired Fund.

No opinion will be expressed as to (1) the effect of the Reorganization on (A) the Acquired Fund or the Acquiring Fund with respect to any asset as to which any unrealized gain or loss is required to be recognized for federal income tax purposes at the end of a taxable year (or on the termination thereof) under a mark-to-market system of accounting, (B) any Acquired Fund shareholder that is required to recognize unrealized gains and losses for federal income tax purposes under a mark-to-market system of accounting, or (C) the Acquired Fund or the Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code or (2) any other federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as Vedder Price P.C. may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Fund nor the Acquired Fund may waive the conditions set forth in this Section 8.9.

ARTICLE IX

EXPENSES

9.1        Each of the Acquired Fund and the Acquiring Fund will pay expenses incurred in connection with the Reorganization based on its portion of the projected cost savings during the first year following the Reorganization. Reorganization expenses include, without limitation: (a) expenses associated with the preparation and filing of the Registration Statement and other Proxy Materials; (b) postage; (c) printing; (d) accounting fees; (e) legal fees incurred by each Fund; (f) solicitation costs of the transaction; and (g) other related administrative or operational costs. To the extent that the payment of Reorganization expenses would cause the Acquired Fund or the Acquiring Fund to exceed its expense cap then in effect, the Adviser or an affiliate will reimburse the portion of expenses necessary for the Fund to operate within its cap. The Adviser or an affiliate will pay the expenses incurred in connection with the Reorganization to the extent such expenses exceed the projected cost savings. If the Reorganization is not consummated, the Adviser or an affiliate will bear the expenses incurred in connection with the Reorganization.

9.2        Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.3        Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by the other party of such expenses would

14

result in the disqualification of the Acquired Fund or the Acquiring Fund, as the case may be, as a regulated investment company within the meaning of Section 851 of the Code.

ARTICLE X

ENTIRE AGREEMENT; SURVIVAL OF WARRANTIES

10.1        The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Agreement constitutes the entire agreement between and among the parties.

10.2        The representations, warranties, and covenants contained in this Agreement or in any document delivered pursuant to or in connection with this Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI

TERMINATION

11.1        This Agreement may be terminated by the mutual agreement of the parties and such termination may be effected by Multistate Trust I’s President or Vice President and the Trust’s President or Vice President without further action by the Acquired Fund Board or Acquiring Fund Board. In addition, either Fund may, at its option, terminate this Agreement at or before the Closing Date due to:

(a)        a breach by any other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within 30 days;

(b)        a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)        a determination by the Acquired Fund Board or Acquiring Fund Board that the consummation of the transactions contemplated herein is not in the best interests of the Acquired Fund or Acquiring Fund, respectively.

11.2        In the event of any such termination, in the absence of willful default, there shall be no liability for damages on the part of Multistate Trust I, the Trust, the Trustees of Multistate Trust I or the Trust, the Acquired Fund, the Acquiring Fund, the Adviser, or Multistate Trust I’s, the Trust’s or the Adviser’s officers.

ARTICLE XII

AMENDMENTS

12.1        This Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of Multistate Trust I and the officers of the Trust as specifically authorized by the Acquired Fund Board or Acquiring Fund Board; provided, however, that

15

following the meeting of the Acquired Fund shareholders called by the Acquired Fund pursuant to Section 5.2 of this Agreement, no such amendment may have the effect of changing the provisions for determining the number of Acquiring Fund Shares to be issued to the Acquired Fund Shareholders under this Agreement to the detriment of such shareholders without their further approval.

ARTICLE XIII

HEADINGS; COUNTERPARTS; GOVERNING LAW; ASSIGNMENT;

LIMITATION OF LIABILITY

13.1        The article and section headings contained in this Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Agreement.

13.2        This Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3        This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

13.4        This Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Agreement.

13.5        It is expressly agreed that the obligations of the Funds hereunder shall not be binding upon any of the Trustees, shareholders, nominees, officers, agents, or employees of Multistate Trust I or the Trust personally, but shall bind only the property of such Fund, as provided in Multistate Trust I’s Declaration of Trust and the Trust’s Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust, on behalf of the Acquiring Fund, and Multistate Trust I, on behalf of the Acquired Fund, and signed by authorized officers of Multistate Trust I and the Trust acting as such. Neither the authorization by such Trustees nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the property of a Fund as provided in Multistate Trust I’s Declaration of Trust and the Trust’s Declaration of Trust.

[SIGNATURE PAGE FOLLOWS]

16

IN WITNESS WHEREOF, the parties have duly executed this Agreement, all as of the date first written above.

NUVEEN MULTISTATE TRUST I, on behalf of Nuveen Municipal Bond Fund 2

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

NUVEEN MUNICIPAL TRUST, on behalf of Nuveen All-American Municipal Bond Fund

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

The undersigned is a party to this Agreement for the purposes of Section 9.1 only:

NUVEEN FUND ADVISORS, INC.

By:
Name:
Title:

ACKNOWLEDGED:

By:
Name:
Title:

17

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606-1286

(800) 257-8787

www.nuveen.com

AA-0412

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on , 2012

Please detach at perforation before mailing.

PROXY	NUVEEN TAX FREE FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Tax Free Fund, revoking previous proxies, hereby appoints Kevin J. McCarthy, Kathleen Prudhomme and Christopher Rohrbacher, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Tax Free Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on             , 2012, at     :00     .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Tax Free Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable
Signature (if held jointly)
Date	XXX_23114_111611

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Tax Free Fund

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Board of Trustees recommends a vote “FOR” the following proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Tax Free Fund (the “Acquired Fund”) to Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”). A vote in favor of the Reorganization will be considered a vote in favor of an amendment to the Corporation’s Articles of Incorporation effecting the Reorganization.	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

XXX_23114_111611

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on , 2012

Please detach at perforation before mailing.

PROXY	NUVEEN MUNICIPAL BOND FUND SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Municipal Bond Fund, revoking previous proxies, hereby appoints Kevin J. McCarthy, Kathleen Prudhomme and Christopher Rohrbacher, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Municipal Bond Fund which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on             , 2012, at     :00     .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Municipal Bond Fund represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable
Signature (if held jointly)
Date	XXX_23114_111611

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Municipal Bond Fund

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Board of Trustees recommends a vote “FOR” the following proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Municipal Bond Fund (the “Acquired Fund”) to Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”).	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

XXX_23114_111611

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

EASY VOTING OPTIONS:
VOTE ON THE INTERNET Log on to: www.proxy-direct.com Follow the on-screen instructions available 24 hours

VOTE BY PHONE Call 1-800-337-3503 Follow the recorded instructions available 24 hours

VOTE BY MAIL Vote, sign and date this Proxy Card and return in the postage-paid envelope

VOTE IN PERSON Attend Shareholder Meeting 333 West Wacker Dr. Chicago, IL 60606 on , 2012
Please detach at perforation before mailing.

PROXY	NUVEEN MUNICIPAL BOND FUND 2 SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON , 2012	PROXY

THIS PROXY IS BEING SOLICITED BY THE BOARD OF TRUSTEES. The undersigned shareholder(s) of the Nuveen Municipal Bond Fund 2, revoking previous proxies, hereby appoints Kevin J. McCarthy, Kathleen Prudhomme and Christopher Rohrbacher, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares of Nuveen Municipal Bond Fund 2 which the undersigned is entitled to vote, at the Special Meeting of Shareholders to be held on             , 2012, at     :00     .m. Central time, at the offices of Nuveen Investments, 333 West Wacker Drive, Chicago, Illinois, 60606, and at any adjournment or postponement thereof as indicated on the reverse side. In their discretion, the proxy holders named above are authorized to vote upon such other matters as may properly come before the meeting.

Receipt of the Notice of the Special Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged. The shares of Nuveen Municipal Bond Fund 2 represented hereby will be voted as indicated or FOR the proposal if no choice is indicated.

VOTE VIA THE INTERNET: www.proxy-direct.com VOTE VIA THE TELEPHONE: 1-800-337-3503

Note: Please sign exactly as your name(s) appear(s) on this card. When signing as attorney, executor, administrator, trustee, guardian or as custodian for a minor, please sign your name and give your full title as such. If signing on behalf of a corporation, please sign the full corporate name and your name and indicate your title. If you are a partner signing for a partnership, please sign the partnership name, your name and indicate your title. Joint owners should each sign these instructions. Please sign, date and return.

Signature and Title, if applicable
Signature (if held jointly)
Date	XXX_23114_111611

EVERY SHAREHOLDER’S VOTE IS IMPORTANT

Important Notice Regarding the Availability of Proxy Materials for the

Nuveen Municipal Bond Fund 2

Shareholders Meeting to Be Held on             , 2012.

The Proxy Statement and Proxy Card for this meeting are available at: www.proxy-direct.com/nuv

IF YOU VOTE ON THE INTERNET OR BY TELEPHONE,

YOU NEED NOT RETURN THIS PROXY CARD

Please detach at perforation before mailing.

The Board of Trustees recommends a vote “FOR” the following proposal.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ¢

		FOR	AGAINST	ABSTAIN

1.	To approve an Agreement and Plan of Reorganization (and the related transactions) which provides for (i) the transfer of all the assets of Nuveen Municipal Bond Fund 2 (the “Acquired Fund”) to Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”) in exchange solely for voting shares of beneficial interest of the Acquiring Fund and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and (ii) the distribution by the Acquired Fund of all the shares of each class of the Acquiring Fund to the holders of shares of the corresponding class of the Acquired Fund in complete liquidation and termination of the Acquired Fund (the “Reorganization”).	☐	☐	☐

2.	To transact such other business as may properly come before the Special Meeting or any adjournment or postponement thereof.

PLEASE SIGN AND DATE ON THE REVERSE SIDE

XXX_23114_111611

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

NUVEEN INFLATION PROTECTED MUNICIPAL BOND FUND

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

NUVEEN LIMITED TERM MUNICIPAL BOND FUND

NUVEEN MUNICIPAL BOND FUND

SUPPLEMENT DATED SEPTEMBER 26, 2011

TO THE PROSPECTUS DATED AUGUST 31, 2011

1.	Effective December 1, 2011, the first two paragraphs of the section “How You Can Buy and Sell Shares—Special Services—Exchanging Shares” will be deleted in their entirety and replaced with the following two paragraphs:

Nuveen Mutual Funds currently utilize two transfer agents. You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

2.	Effective October 1, 2011, the following sentence is hereby added after the first sentence of the section “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge”:

Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent.

3.	Effective October 1, 2011, the following two sentences are hereby added to the end of the paragraph in the section “How You Can Buy and Sell Shares—Special Services—Reinstatement Privilege”:

Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NATP-0911P

NUVEEN MUNICIPAL BOND FUND

SUPPLEMENT DATED NOVEMBER 18, 2011

TO THE PROSPECTUS DATED AUGUST 31, 2011

Proposed Reorganization of

Nuveen Municipal Bond Fund, Nuveen Municipal Bond Fund 2 and Nuveen Tax Free Fund into Nuveen All-American Municipal Bond Fund

The Board of Trustees/Directors of Nuveen Municipal Trust (“NMT”), Nuveen Multistate Trust I (“NMT I”) and Nuveen Investment Funds, Inc. (“NIF”) has approved the reorganization of Nuveen Municipal Bond Fund (“Municipal Bond Fund”), a series of NMT, Nuveen Municipal Bond Fund 2 (“Municipal Bond Fund 2”), a series of NMT I, and Nuveen Tax Free Fund (“Tax Free Fund”), a series of NIF, into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”), a series of NMT. Municipal Bond Fund, Municipal Bond Fund 2 and Tax Free Fund are referred to together as the “Acquired Funds.” In order for the reorganization to occur for Municipal Bond Fund, it must be approved by the shareholders of that fund. There is no requirement that shareholders of each Acquired Fund approve the reorganization. Therefore, it is possible that the reorganization could occur between the Acquiring Fund and only one or two, rather than all three, of the Acquired Funds.

If Municipal Bond Fund’s shareholders approve the reorganization, Municipal Bond Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Municipal Bond Fund shareholders and Municipal Bond Fund will be terminated. As a result of these transactions, Municipal Bond Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of Municipal Bond Fund. Each Municipal Bond Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Municipal Bond Fund shares immediately prior to the closing of the reorganization.

A special meeting of Municipal Bond Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-March 2012. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of Municipal Bond Fund in mid-February 2012.

Municipal Bond Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for Municipal Bond Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-NATP-1111P

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

SUPPLEMENT DATED JANUARY 4, 2012

TO THE PROSPECTUS DATED AUGUST 31, 2011

The last sentence of the first paragraph of the section “How We Manage Your Money—More About Our Investment Strategies—Portfolio Maturity and Duration” is hereby deleted in its entirety and replaced with the following two sentences:

Nuveen All-American Municipal Bond Fund will maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity in excess of 10 years. Nuveen High Yield Municipal Bond Fund and Nuveen Municipal Bond Fund normally maintain a weighted average portfolio maturity of 15 to 30 years.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-NATP-0112P

Mutual Funds

Prospectus

August 31, 2011

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Class / Ticker Symbol

Fund Name	Class A	Class B	Class	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FAAMX		FAARX
Nuveen High Yield Municipal Bond Fund	NHMAX	NHMBX	NHMCX	NHMRX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	—	NIPCX	NIPIX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NUMBX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	—	FLTCX	FLTRX
Nuveen Municipal Bond Fund		NMBBX	NMBKX	NITNX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

Section 1    Fund Summaries

Nuveen All-American Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 42 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-47 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.46%	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.12%	0.12%	0.12%	0.12%
Total Annual Fund Operating Expenses	0.78%	1.53%	1.33%	0.58%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$496	$556	$135	$59	$496	$156	$135	$59
3 Years	$659	$783	$421	$186	$659	$483	$421	$186
5 Years	$835	$934	$729	$324	$835	$834	$729	$324
10 Years	$1,345	$1,621	$1,601	$726	$1,345	$1,621	$1,601	$726

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

2

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 26% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds, therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Section 1    Fund Summaries

3

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2011 was 5.23%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 11.69% and -8.04%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(1.24)%	2.59%	4.04%
Class B	(1.65)%	2.54%	3.87%
Class C	2.47%	2.90%	3.91%
Class I	3.32%	3.67%	4.70%
Class A Returns After Taxes :
On Distributions	(1.25)%	2.59%	4.04%
On Distributions and Sales of Shares	1.00%	2.89%	4.16%
S&P/Investortools Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%
Lipper General Municipal Debt Funds Average (reflects no deduction for taxes or certain expenses)	1.72%	2.59%	3.69%

4

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
John V. Miller, CFA	Managing Director and Co-Head of Fixed Income	December 2010
Douglas J. White, CFA	Senior Vice President	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

5

Nuveen High Yield Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the fund’s primary objective.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 42 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-47 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses (includes 0.01% of interest expense on borrowings)	0.14%	0.14%	0.14%	0.14%
Total Annual Fund Operating Expenses	0.86%	1.61%	1.41%	0.66%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$504	$564	$144	$67	$504	$164	$144	$67
3 Years	$683	$808	$446	$211	$683	$508	$446	$211
5 Years	$877	$976	$771	$368	$877	$876	$771	$368
10 Years	$1,436	$1,710	$1,691	$822	$1,436	$1,710	$1,691	$822

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

6

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 31% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. Below investment grade municipal bonds are commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund may invest in inverse floaters that create effective leverage of up to 30% of the fund’s total investment exposure. The fund’s sub-adviser uses a research-intensive investment process to identify high-yielding municipal bonds that offer attractive value in terms of their current yields, prices, credit quality, liquidity and future prospects. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds, therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Section 1    Fund Summaries

7

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2011 was 5.35%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 19.08% and -31.37%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(0.80)%	(2.85)%	3.25%
Class B	(1.07)%	(2.90)%	3.07%
Class C	3.00%	(2.55)%	3.12%
Class I	3.83%	(1.83)%	3.89%
Class A Returns After Taxes:
On Distributions	(0.80)%	(2.86)%	3.24%
On Distributions and Sales of Shares	1.93%	(1.50)%	3.71%
S&P/Investortools High Yield Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	7.06%	2.27%	4.90%
Lipper High Yield Municipal Debt Funds Average (reflects no deduction for taxes or certain expenses)	3.84%	1.08%	3.66%

8

Section 1    Fund Summaries

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
John V. Miller, CFA	Managing Director and Co-Head of Fixed Income	2000

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

9

Nuveen Inflation Protected Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 42 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-47 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.48%	0.48%	0.48%
Distribution and Service (12b-1) Fees	0.20%	0.75%	0.00%
Other Expenses	4.19%	4.21%	4.21%
Total Annual Fund Operating Expenses	4.87%	5.44%	4.69%
Fee Waivers and/or Expense Reimbursements[2]	(4.09)%	(4.11)%	(4.11)%
Total Annual Fund Operating Expenses After Fee Waivers and/or Expense Reimbursements	0.78%	1.33%	0.58%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
2	The fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2013 so that Total Annual Fund Operating Expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2013) of the average daily net assets of any class of fund shares. The expense limitation expiring August 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses are at the applicable expense limitation. Although, your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$377	$135	$59	$377	$135	$59
3 Years	$590	$470	$236	$590	$470	$236
5 Years	$869	$878	$479	$869	$878	$479
10 Years	$1,664	$2,018	$1,175	$1,664	$2,018	$1,175

10

Section 1    Fund Summaries

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal period, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The fund invests at least 80% of its net assets in investment grade quality municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may also invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund generally invests in intermediate and long-term bonds with a duration of between two and ten years, and generally intends to maintain the weighted average duration of its municipal bond portfolio within a defined intermediate-term range (currently, between four and seven years) over time. The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The fund seeks to protect investors from inflation in two ways. First, as with other municipal bond funds, a portion of the fund’s current yield compensates an investor for current inflation expectations. Second, the fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the fund by investing in inflation-linked instruments, such as Consumer Price Index (CPI) swaps, in amounts sufficient to approximate the duration characteristics of the fund’s underlying municipal bond portfolio.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds, therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

Declining Inflation Risk—The fund’s inflation-hedging strategy primarily involves the use of CPI swaps. The fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was initiated. However, if actual inflation turns out to be less than expected, the fund will lose money on the swap. In such circumstances, the fund will underperform an otherwise identical municipal bond fund that had not utilized such inflation hedges.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Inflation-Linked Instruments Risk—The returns of CPI swaps or other inflation-linked instruments reflect a specified index of inflation. There can be no assurance that the inflation index used will accurately measure either the actual

Section 1    Fund Summaries

11

future rate of inflation or the rate of expected future inflation reflected in the prices and yields of municipal bonds. As a result, the fund’s inflation-hedging strategy may not perform as expected. CPI swaps may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the fund’s original investment. CPI swaps create leverage, which may cause the fund’s net asset value and returns to be more volatile than they would be if the fund had not used swaps. CPI swaps also expose the fund to counterparty risk, which is the risk that the swap counterparty will not fulfill its contractual obligations.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance

Fund performance is not included in this prospectus because the fund has not been in existence for a full calendar year.

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Managers

Name	Title	Portfolio Manager of Fund Since
Douglas M. Baker, CFA	Senior Vice President	April 2011
Daniel J. Close, CFA	Senior Vice President	April 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

12

Section 1    Fund Summaries

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

13

Nuveen Intermediate Duration Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 42 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-47 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.44%	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.74%	1.49%	1.29%	0.54%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$373	$552	$131	$55	$373	$152	$131	$55
3 Years	$529	$771	$409	$173	$529	$471	$409	$173
5 Years	$699	$913	$708	$302	$699	$813	$708	$302
10 Years	$1,191	$1,576	$1,556	$677	$1,191	$1,576	$1,556	$677

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

14

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The fund’s sub-adviser generally intends to maintain the fund’s weighted average portfolio duration within a defined range, currently between 4.5 and seven years. The fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds, therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Section 1    Fund Summaries

15

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2011 was 3.54%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 6.39% and -2.59%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(0.38)%	2.90%	3.70%
Class B	(2.07)%	2.58%	3.40%
Class C	2.20%	2.99%	3.45%
Class I	2.95%	3.74%	4.22%

16

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class A Returns After Taxes:
On Distributions	(0.38)%	2.87%	3.62%
On Distributions and Sales of Shares	1.06%	3.01%	3.72%
S&P/Investortools Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	3.61%	4.82%	5.10%
Lipper Intermediate Municipal Debt Funds Average (reflects no deduction for taxes or certain expenses)	2.31%	3.49%	3.92%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Paul L. Brennan, CFA, CPA	Senior Vice President	2007

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

17

Nuveen Limited Term Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 42 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-47 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class C	Class I
Management Fees	0.39%	0.39%	0.39%
Distribution and Service (12b-1) Fees	0.20%	0.55%	0.00%
Other Expenses	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.68%	1.03%	0.48%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$318	$105	$49	$318	$105	$49
3 Years	$462	$328	$154	$462	$328	$154
5 Years	$619	$569	$269	$619	$569	$269
10 Years	$1,075	$1,259	$604	$1,075	$1,259	$604

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

18

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 13% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The fund generally invests in bonds with short- to intermediate-term maturities. The fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued limited-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds. The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to seven years under normal market conditions.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds, therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Section 1    Fund Summaries

19

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2011 was 3.00%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 3.81% and -1.76%, respectively, for the quarters ended September 30, 2009 and June 30, 2004.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	0.02%	3.15%	3.56%
Class C	2.28%	3.29%	3.45%
Class I	2.89%	3.88%	4.03%

20

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class A Returns After Taxes:
On Distributions	0.02%	3.15%	3.56%
On Distributions and Sales of Shares	0.98%	3.18%	3.56%
S&P/Investortools Short-Intermediate Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.92%	4.57%	4.48%
Lipper Short-Intermediate Municipal Debt Funds Average (reflects no deduction for taxes or certain expenses)	2.00%	3.33%	3.59%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Paul L. Brennan, CFA, CPA	Senior Vice President	2006

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

21

Nuveen Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 42 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-47 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.46%	0.46%	0.46%	0.46%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.77%	1.52%	1.32%	0.57%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$495	$555	$134	$58	$495	$155	$134	$58
3 Years	$656	$780	$418	$183	$656	$480	$418	$183
5 Years	$830	$929	$723	$318	$830	$829	$723	$318
10 Years	$1,334	$1,610	$1,590	$714	$1,334	$1,610	$1,590	$714

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

22

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The municipal securities in which the fund invests are, at the time of purchase, (i) rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the fund’s sub-adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term, insured municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds, therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Section 1    Fund Summaries

23

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2011 was 4.32%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 6.99% and -4.56%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of two broad measures of market performance and an index of funds with similar investment objectives. The fund’s benchmark has been changed from the S&P/Investortools Insured Municipal Bond Index to the S&P/Investortools Municipal Bond Index because the fund is no longer required to invest at least 80% of its net assets in municipal securities that are covered by insurance. The fund’s new benchmark better reflects the fund’s new investment universe. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be been reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(2.89)%	1.88%	3.42%
Class B	(3.29)%	1.83%	3.24%
Class C	0.78%	2.21%	3.31%
Class I	1.53%	2.97%	4.07%
Class A Returns After Taxes:
On Distributions	(2.89)%	1.88%	3.41%
On Distributions and Sales of Shares	(0.39)%	2.23%	3.57%

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Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
S&P/Investortools Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%
S&P/Investortools Insured Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.95%	3.68%	4.80%
Lipper General Municipal Debt Funds Average (reflects no deduction for taxes or certain expenses)	1.72%	2.59%	3.69%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Paul L. Brennan, CFA, CPA	Senior Vice President	2006

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•$250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

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Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of the funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds, oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The portfolio managers for Nuveen All-American Municipal Bond Fund are John V. Miller and Douglas J. White. The portfolio manager for Nuveen High Yield Municipal Bond Fund is John V. Miller. The portfolio managers for Nuveen Inflation Protected Municipal Bond Fund are Douglas M. Baker and Daniel J. Close. The portfolio manager for Nuveen Intermediate Duration Municipal Bond Fund, Nuveen Limited Term Municipal Bond Fund and Nuveen Municipal Bond Fund is Paul L. Brennan.

•

John V. Miller, CFA, joined Nuveen as a credit analyst in 1996, with three prior years of experience in the municipal market with a private account management firm. Mr. Miller has been Co-Head of Fixed Income since 2011. He manages nine Nuveen-sponsored investment companies, with a total of approximately $7.1 billion under management.

•

Douglas J. White, CFA, entered the financial services industry in 1983, joined FAF Advisors, Inc. (“FAF”) in 1987, and joined Nuveen Asset Management on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business. He manages six Nuveen-sponsored investment companies, with a total of approximately $2.7 billion under management.

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•

Douglas M. Baker, CFA, manages the derivative overlay group, which is responsible for implementing derivatives-based hedging strategies across Nuveen Asset Management’s taxable and tax-exempt fixed-income portfolios. He joined Nuveen in 2006 as a Vice President and Derivatives Analyst, primarily responsible for structuring and implementing derivatives-based hedging strategies for municipal bond funds, and later that year assumed certain portfolio management duties. Prior to joining Nuveen, he spent three years at Lehman Brothers in institutional fixed income and derivative sales. Mr. Baker received his BS in Finance with honors from the University of Illinois and his MBA in Finance and Economics with honors from The University of Chicago Booth School of Business. He manages investments for two Nuveen-sponsored investment companies, with a total of approximately $742 million under management.

•

Daniel J. Close, CFA, joined Nuveen in 2000 as a member of the product management and development team, where he was responsible for the oversight and development of the firm’s mutual fund product line. He then served as a research analyst for Nuveen, covering corporate-backed, energy, transportation and utility credits, and assumed certain portfolio management duties in 2007. He received his BS in Business from Miami University and his MBA from Northwestern University’s Kellogg School of Management. He manages 28 municipal bond funds with a total of approximately $5 billion under management.

•

Paul L. Brennan, CFA, CPA, became a portfolio manager at Flagship Financial Inc. in 1994, and subsequently became a portfolio manager at Nuveen upon the acquisition of Flagship by Nuveen Investments in 1997. He manages investments for 24 Nuveen-sponsored investment companies, with a total of approximately $15.7 billion under management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each fund consists of two components: a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of each fund as follows:

Average Daily Net Assets	Nuveen All-American Municipal Bond Fund	Nuveen High Yield Municipal Bond Fund	Nuveen Inflation Protected Municipal Bond Fund	Nuveen Intermediate Duration Municipal Bond Fund
For the first $125 million	0.3000%	0.4000%	0.3000%	0.3000%
For the next $125 million	0.2875%	0.3875%	0.2875%	0.2875%
For the next $250 million	0.2750%	0.3750%	0.2750%	0.2750%
For the next $500 million	0.2625%	0.3625%	0.2625%	0.2625%
For the next $1 billion	0.2500%	0.3500%	0.2500%	0.2500%
For net assets over $2 billion	—	0.3250%	0.2250%	—
For the next $3 billion	0.2250%	—	—	0.2250%
For net assets over $5 billion	0.2125%	—	—	0.2125%

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Average Daily Net Assets	Nuveen Limited Term Municipal Bond Fund	Nuveen Municipal Bond Fund
For the first $125 million	0.2500%	0.3000%
For the next $125 million	0.2375%	0.2875%
For the next $250 million	0.2250%	0.2750%
For the next $500 million	0.2125%	0.2625%
For the next $1 billion	0.2000%	0.2500%
For net assets over $2 billion	—	—
For the next $3 billion	0.1750%	0.2250%
For net assets over $5 billion	0.1625%	0.2125%

The complex-level fee is the same for each fund. It begins at a maximum rate of 0.2000% of each fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each fund is the fund-level fee plus 0.2000%. As of June 30, 2011, the effective complex-level fee for each fund was 0.1774% of the fund’s average daily net assets.

For the most recent fiscal year, each fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen All-American Municipal Bond Fund	0.46%
Nuveen High Yield Municipal Bond Fund	0.52%
Nuveen Inflation Protected Municipal Bond Fund	— *
Nuveen Intermediate Duration Municipal Bond Fund	0.44%
Nuveen Limited Term Municipal Bond Fund	0.39%
Nuveen Municipal Bond Fund	0.46%

*	For the most recent fiscal period, Nuveen Fund Advisors waived fees and reimbursed expenses in excess of management fees paid.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Municipal Bond Fund do not exceed 0.75% and 0.975%, respectively, of the average daily net assets of any class of fund shares. These expense limitations may be terminated or modified only with the approval of shareholders of the funds.

Nuveen Fund Advisors has agreed to waive fees or reimburse expenses so that total annual fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities, and extraordinary expenses) for the Nuveen Inflation Protected Municipal Bond Fund do not exceed 0.60% through August 31, 2013, and 1.05% thereafter, of the average daily net assets of any class of fund shares. The expense limitation expiring August 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the fund.

Information regarding the Board of Trustees’ approval of investment management agreements, for all funds except for the Nuveen Inflation Protected Municipal Bond Fund, is currently available in the funds’ annual report for the fiscal year ended April 30, 2011. Information regarding the Board of Trustees’ approval of the investment management agreement for the Nuveen Inflation Protected Municipal Bond Fund will be available in the funds’ semi-annual report for the fiscal period ended October 31, 2011.

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Each fund’s investment objective may not be changed without shareholder approval. The funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

Municipal Obligations

States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Asset Management takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Asset Management evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not compensate the funds adequately for the additional interest rate risk the funds must assume, the funds may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the funds may buy more bonds from issuers in that industry.

Credit Quality

The funds have investment strategies requiring them to invest in municipal bonds that have received a particular rating from a rating service, such as Moody’s or Standard & Poor’s. Municipal bonds that are rated below investment grade (BB/Bb or lower) are commonly referred to as “high yield” or “junk” bonds. High yield bonds typically offer higher yields than investment grade bonds with similar maturities but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

While under normal market conditions Nuveen High Yield Municipal Bond Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower or in unrated bonds of comparable quality, it may invest in higher quality municipal bonds (those rated AAA/Aaa to A or, if unrated, judged by Nuveen Asset Management to be of comparable quality) or in short-term, high-quality investments as a temporary defensive measure, in response to unusual market conditions, when there is a lack of acceptable

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lower rated bonds or at times when yield spreads do not justify the increased risks of investing in lower rated bonds. If Nuveen High Yield Municipal Bond Fund invests in higher quality municipal bonds, it may not be able to achieve its investment objectives.

Portfolio Maturity and Duration

Maturity measures the time until a bond makes its final payment. Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity within a defined range. Nuveen Limited Term Municipal Bond Fund will attempt to maintain the weighted average maturity of its portfolio securities at three to seven years under normal market conditions. Nuveen Inflation Protected Municipal Bond Fund will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of five to fifteen years. Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund and Nuveen Municipal Bond Fund are long-term funds and normally maintain a weighted average portfolio maturity of 15 to 30 years.

Duration measures the bond’s expected life on a present value basis, taking into account the bond’s yield, interest payments and final maturity. Duration is a reasonably accurate measure of a bond’s price sensitivity to changes in interest rates. The longer the duration of a bond, the greater the bond’s price sensitivity is to changes in interest rates. For example, if a bond has a duration of five years, its value will change by approximately 5% if interest rates change by 1%. Nuveen Intermediate Duration Municipal Bond Fund maintains a weighted average portfolio duration of 3 to 10 years. Nuveen Inflation Protected Municipal Bond Fund generally invests in intermediate and long-term bonds with a duration of between two and ten years. Nuveen Asset Management intends to maintain Nuveen Intermediate Duration Municipal Bond Fund’s duration within a defined range (currently between 4.5 and 7 years) over time in order to be classified as an intermediate fund and Nuveen Inflation Protected Municipal Bond Fund’s duration within a defined intermediate-term range (currently between four and seven years) over time.

Inverse Floaters

Each fund, other than Nuveen Inflation Protected Municipal Bond Fund, may invest up to 15% of its net assets in inverse floaters issued in tender option bond (“TOB”) transactions. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues floating rate securities (“floaters”) to outside parties and inverse floaters to long-term investors like the funds. The floaters pay interest at a rate that is reset periodically (generally weekly) to reflect current short-term tax-exempt interest rates. Holders of the floaters have the right to tender such securities back to the TOB trust for par plus accrued interest (the “put option”), typically on seven days’ notice. Holders of the floaters are paid from the proceeds of a successful remarketing of the floaters or by a liquidity provider in the event of a failed remarketing. The inverse floaters pay interest at a rate equal to (a) the interest accrued on the underlying bonds, minus (b) the sum of the interest payable on the floaters and fees payable in connection with the TOB. Thus, the interest payments on the inverse floaters will vary inversely with the short-term rates paid on the floaters. Holders of the inverse floaters typically have the right to simultaneously (a) cause the holders of the floaters to tender those floaters to the TOB trust at par plus accrued interest and (b) purchase the municipal bonds from the TOB trust.

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Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters, thereby creating effective leverage. The effective leverage created by any TOB transaction depends on the value of the securities deposited in the TOB trust relative to the value of the floaters it issues. The higher the percentage of the TOB trust’s total value represented by the floaters, the greater the effective leverage. For example, if municipal bonds worth $100 are deposited in a TOB trust and the TOB trust issues floaters worth $75 and inverse floaters worth $25, the TOB trust will have a leverage ratio of 3:1 and the inverse floaters will exhibit price movements at a rate that is four times that of the underlying bonds deposited into the trust. If that same TOB trust were to issue only $50 of floaters, the leverage ratio would be 1:1 and the inverse floaters would exhibit price movements at a rate that is only two times that of the underlying bonds.

Nuveen High Yield Municipal Bond Fund may invest in inverse floaters that create effective leverage of up to 30% of the fund’s total investment exposure. For purposes of this calculation, the fund’s total investment exposure includes not only the inverse floaters owned by the fund but also the assets attributable to the floaters issued by the related TOB trust. As an illustration, assume that a hypothetical fund with $80 of assets invests in the inverse floaters issued by a TOB trust with $30 of underlying municipal bonds and a 2:1 leverage ratio (i.e., the trust has issued $20 of floaters and $10 of inverse floaters). The fund’s effective leverage amount (the $20 of floaters outstanding) would be equal to 20% of its total $100 investment exposure ($80 of original assets plus the $20 in floaters to which the fund is now exposed).

CPI Swaps and Other Inflation-Linked Instruments

Nuveen Inflation Protected Municipal Bond Fund seeks to hedge inflation risk by investing in inflation-linked instruments, such as Consumer Price Index (CPI) swaps, in amounts sufficient to approximate the duration characteristics of the fund’s underlying municipal bond portfolio. A CPI swap is a fixed maturity, over-the-counter derivative in which one party (the fund) pays to another party (the counterparty) a predetermined fixed annualized rate over the life of the swap and receives in return the “realized” rate of inflation as measured by the Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted over the life of the swap. The fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was entered into, and conversely the fund will lose money on a CPI swap if actual inflation turns out to be less than expected.

Under certain market conditions, Nuveen Inflation Protected Municipal Bond Fund may invest up to 100% of its net assets in inflation-indexed bonds of varying maturities issued by municipalities to hedge inflation risk and manage swap counterparty exposure.

U.S. Government Securities

Under certain market conditions, Nuveen Inflation Protected Municipal Bond Fund may invest up to 100% of its net assets in inflation-indexed bonds of varying maturities issued by the U.S. Government and its agencies (such as Treasury Inflation Protected Securities (TIPS)) to hedge inflation risk and

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manage swap counterparty exposure. The fund may also, for cash management or defensive purposes (such as thinness in the market for municipal bonds or an expected substantial decline in the value of long-term municipal obligations), invest temporarily up to 100% of its net assets in other U.S. Government securities, which include U.S. Treasury obligations and securities issued or guaranteed by various agencies of the U.S. Government, or by various instrumentalities that have been established or sponsored by the U.S. Government. U.S. Treasury obligations are backed by the full faith and credit of the U.S. Government. Securities issued or guaranteed by federal agencies or U.S. Government-sponsored instrumentalities may or may not be backed by the full faith and credit of the U.S. Government. Interest on each such instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders of the fund.

Investment Companies and Other Pooled Investment Vehicles

Nuveen Inflation Protected Municipal Bond Fund may invest up to 10% of its net assets in securities of other open-end or closed-end investment companies, including exchange-traded funds (“ETFs”), that invest primarily in securities of the types in which the fund may invest directly. In addition, the fund may invest a portion of its assets in pooled investment vehicles (other than investment companies) that invest primarily in securities of the types in which the fund may invest directly. The fund may invest in the securities of ETFs in excess of the limits imposed under the 1940 Act pursuant to exemptive orders obtained by certain ETFs and their sponsors from the Securities and Exchange Commission. An ETF is a fund that holds a portfolio of securities generally designed to track the performance of a securities index, including industry, sector, country and region indexes. ETFs trade on a securities exchange and their shares may, at times, trade at a premium or discount to their net asset value.

As a shareholder in a pooled investment vehicle, the fund will bear its ratable share of that vehicle’s expenses, and would remain subject to payment of the fund’s advisory and administrative fees with respect to assets so invested. Shareholders would therefore be subject to duplicative expenses to the extent the fund invests in other pooled investment vehicles. In addition, the fund will incur brokerage costs when purchasing and selling shares of ETFs. Securities of other pooled investment vehicles may be leveraged, in which case the value and/or yield of such securities will tend to be more volatile than securities of unleveraged vehicles.

Short-Term Investments

Under normal market conditions, each fund may invest up to 20% of its net assets in short-term investments except when made for defensive purposes, such as short-term, high quality municipal bonds or tax-exempt money market funds. The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not be able to achieve their investment objectives. For more information on eligible short-term investments, see the statement of additional information.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. These transactions involve an additional element of risk because, although the fund

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will not have made any cash outlay prior to the settlement date, the value of the security to be purchased may decline before that settlement date.

Municipal “forwards” pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate. Nuveen High Yield Municipal Bond Fund may invest up to 15% of its assets in forwards that do not serve to replace a specific bond.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings for each fund is available in the funds’ statement of additional information. Certain portfolio holdings information is available on the funds’ website—www.nuveen.com—by clicking the “Our Products—Mutual Funds” section on the home page and following the applicable link for your fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of your fund’s top ten holdings and a complete list of holdings for each fund as of the end of the most recent month. The holdings information is generally made available on the funds’ website approximately five business days following the end of each most recent month. This information will remain available on the website until the funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Investment Philosophy

Nuveen Asset Management believes that the tax treatment of municipal securities and the structural characteristics in the municipal securities market create opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Asset Management follows a disciplined, research-driven investment approach to find securities that combine exceptional relative value with above-average return potential.

Investment Process for the Funds Other Than Nuveen Inflation Protected Municipal Bond Fund

Nuveen Asset Management believes that a value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Asset Management’s investment process are:

•	Credit Analysis and Surveillance

•	Sector Analysis

•	Limited Industry Concentration

•	Trading Strategies

•	Sell Discipline

•	Yield Curve and Structural Analysis

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Investment Process for Nuveen Inflation Protected Municipal Bond Fund

Nuveen Inflation Protected Municipal Bond Fund is an actively managed portfolio that aims to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income, security selection, and inflation-linked investments. In order to achieve its objective, the fund invests primarily in intermediate duration, tax-exempt municipal bonds and utilizes an inflation-hedging strategy to protect the portfolio against unanticipated increases in inflation.

For the fund’s underlying municipal bond portfolio, Nuveen Asset Management utilizes a “bottom up” investment strategy that seeks to identify and capitalize upon the inefficiencies inherent in municipal securities, and potentially outperform the general municipal securities market over time. Nuveen Asset Management’s core competency, fundamental credit research, is used to identify stable and improving credits, as well as relative value opportunities in the municipal bond asset class. Nuveen Asset Management’s portfolio managers and research analysts meet regularly as a group and review four strategic inputs as part of the investment process:

•	Economic Outlook: the group evaluates broad macroeconomic indicators and issues related to governmental policies (such as AMT);

•	Credit Analysis: the group formulates strategies for investing in municipal sectors and recommends sector weightings based on this analysis;

•	Trading: the group tracks market trends and dynamics to help provide favorable trade execution and maximize potential market inefficiencies;

•

Yield Curve Analysis: the group identifies opportunities generated by differences in return potential at various points on the yield curve and considers how to add value based on bonds’ structural features.

Nuveen Asset Management seeks to preserve the expected future purchasing power of the fund’s underlying municipal bond portfolio by investing in inflation-linked instruments, such as CPI swaps, in amounts sufficient to approximate the duration characteristics of the fund’s portfolio. The fund will benefit from CPI swaps when inflation expectations rise, but will lose money on CPI swaps when inflation expectations fall. Under normal market conditions, the fund’s CPI swap overlay will cover the full market value of the fund’s underlying municipal bond portfolio.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks for each fund and the other risks listed below that you assume when you invest in the funds. Because of these risks, you should consider an investment in the funds to be a long-term investment.

Principal Risks

Alternative minimum tax risk: Each fund has no limit as to the amount that can be invested in alternative minimum tax bonds, therefore, all or a portion of a fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

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Call risk: Many municipal bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit risk: The funds are subject to the risk that the issuers of debt securities held by the funds will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for a fund to sell. When a fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Declining inflation risk: Nuveen Inflation Protected Municipal Bond Fund’s inflation-hedging strategy primarily involves the use of CPI swaps. The fund will benefit from a CPI swap if actual inflation during the swap’s period is greater than the level of inflation expected for that period at the time the swap was initiated. However, if actual inflation turns out to be less than expected, the fund will lose money on the swap. In such circumstances, the fund will underperform an otherwise identical municipal bond fund that had not utilized such inflation hedges.

High yield securities risk: Each fund, other than Nuveen Municipal Bond Fund, may invest in high yield securities, which usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid, meaning that it may be more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income risk: Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, a fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call Risk” above), in lower-yielding securities. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund’s income may decrease if short-term interest rates rise.

Inflation-linked instruments risk: With respect to Nuveen Inflation Protected Municipal Bond Fund, the returns of CPI swaps or inflation-linked securities such as TIPS reflect a specified index of inflation, the Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted (CPI-U NSA). There can be no assurance that the CPI-U NSA will accurately measure either the rate of expected future inflation reflected in the prices and yields of municipal bonds or the actual future rate of inflation. These instruments may lose value if the expected or actual future rate of inflation is greater than the inflation rate as measured by the CPI-U NSA. In addition, inflation-linked instruments

Section 2    How We Manage Your Money

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are subject to the risk that the CPI-U NSA or other relevant pricing index may be discontinued or fundamentally altered in a materially adverse manner to the interests of an investor in the instruments or substituted with an alternative index. Inflation-linked instruments are subject to the effects of changes in market interest rates caused by factors other than inflation (real interest rates). In general, the price of an inflation-linked instrument tends to decrease when real interest rates increase and increase when real interest rates decrease. Interest payments on inflation-linked instruments are unpredictable and will fluctuate as the principal and/or interest are adjusted for inflation. Any increase in the principal amount of an inflation-linked instrument other than a CPI swap may be considered taxable ordinary income, even though Nuveen Inflation Protected Municipal Bond Fund will not receive the principal until maturity.

Swaps may be riskier than other types of investments because they may be more sensitive to changes in economic or market conditions and could result in losses that significantly exceed the fund’s original investment. Swaps expose the fund to counterparty risk (i.e., the risk that the swap counterparty will not fulfill its contractual obligations) and to the credit risk of the swap counterparty. The fund’s transactions in swaps and other inflation-linked instruments could also affect the amount, timing and character of distributions to shareholders, thereby resulting in the fund realizing more short-term capital gain and ordinary income subject to tax at ordinary income tax rates than it would if it did not engage in such transactions, which may adversely impact the fund’s after-tax return.

Interest rate risk: Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. The funds may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. Interest rate risk may be increased by a fund’s investment in inverse floating rate securities and forward commitments because of the leveraged nature of these investments.

Inverse floaters risk: Each fund, other than Nuveen Inflation Protected Municipal Bond Fund, may invest in inverse floaters. The use of inverse floaters by a fund creates effective leverage. Due to the leveraged nature of these investments, their values will be significantly more volatile than those of the underlying bonds in the TOB trust. In other words, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in responses to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that the fund may lose more than its original principal investment.

Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to a fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

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Section 2    How We Manage Your Money

Each fund, other than Nuveen Inflation Protected Municipal Bond Fund, may invest in recourse inverse floaters. In that case, the fund may have to reimburse the liquidity provider of a TOB trust for the difference between the purchase price of any floaters and the proceeds realized from the sale of the municipal bonds in the TOB trust in the event the floaters cannot be successfully remarketed, which could cause the fund to lose money in excess of its investment.

A TOB trust may be terminated without the respective fund’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the fund will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the fund may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, the fund could lose money in excess of its investment.

Market risk: Market risk is the risk that the market values of municipal bonds owned by the funds will decline, at times sharply and unpredictably. Market values of municipal bonds are affected by a number of different factors, including changes in interest rates, the credit quality of bond issuers, and general economic and market conditions.

Non-diversification risk: Nuveen Inflation Protected Municipal Bond Fund is non-diversified. A non-diversified fund may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund’s portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified fund.

Political and economic risks: The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.

Other Risks

Borrowing risk: Each fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of a fund’s shares and may affect a fund’s net income. When a fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

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Inflation risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund’s assets can decline, as can the value of a fund’s distributions.

Municipal lease obligations risk: Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and a fund might not recover the full principal amount of the obligation.

Reliance on investment adviser risk: Each fund is dependent upon services and resources provided by Nuveen Fund Advisors, and therefore Nuveen Fund Advisor’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments and on the ability of Nuveen Fund Advisors to provide services and resources to the funds.

Small fund risk: Nuveen Inflation Protected Municipal Bond Fund currently has less assets than larger funds, and like other relatively small funds, large inflows and outflows may impact the fund’s market exposure for limited periods of time, causing the fund’s performance to vary from that of the fund’s model portfolio. This impact may be positive or negative, depending on the direction of market movement during the period affected. The fund does not generally limit large inflows by particular investors, but it has policies in place which seek to reduce the impact of large inflows as well as outflows where Nuveen has prior knowledge of them.

Tax risk: Income from municipal bonds held by the funds could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of a fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

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Section 3    How You Can Buy and Sell Shares

The funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.20% of your fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Nuveen All-American Municipal Bond Fund

Nuveen High Yield Municipal Bond Fund

Nuveen Municipal Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.20%	4.38%	3.70%
$50,000 but less than $100,000	4.00	4.18	3.50
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Nuveen Inflation Protected Municipal Bond Fund

Nuveen Intermediate Duration Municipal Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.50	2.56	2.00
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.25
$500,000 but less than $1,000,000	1.25	1.27	1.00
$1,000,000 and over*	—	—	0.75
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 0.75% of the first $2.5 million, plus 0.50% of the next $2.5

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39

million, plus 0.50% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a CDSC of 0.75% if you redeem any of your shares within 6 months of purchase, 0.50% if you redeem any of your shares within 12 months of purchase and 0.25% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Nuveen Limited Term Municipal Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	2.50%	2.56%	2.00%
$50,000 but less than $100,000	2.00	2.04	1.60
$100,000 but less than $250,000	1.50	1.52	1.20
$250,000 and over*	—	—	0.60
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 0.60% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a CDSC of 0.60% if you redeem any of your shares within 6 months of purchase, 0.50% if you redeem any of your shares within 12 months of purchase and 0.25% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class B Shares

Nuveen Inflation Protected Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund do not issue Class B shares. Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Municipal Bond Fund will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund for which Boston Financial Data Services serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Class B shares are subject to annual distribution and service fees of 0.95% of your fund’s average daily net assets. The annual 0.20% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary a 4% up-front sales commission, which includes an advance of the first year’s service fee. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a CDSC as shown in the schedule below. The CDSC is based on your purchase price or redemption proceeds, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	4%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 0.75% (0.55% for Nuveen Limited Term Municipal Bond Fund) of your fund’s average daily net assets. The annual 0.20% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual

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Section 3    How You Can Buy and Sell Shares

0.55% (0.35% for Nuveen Limited Term Municipal Bond Fund) distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Trustees/directors and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

Please refer to the statement of additional information for more information about Class A, Class B, Class C and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is

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also available from your financial advisor, who can also help you prepare any necessary application forms.

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund distributions.

•

Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Trustees/directors and former trustees/directors of the Nuveen Funds.

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

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Section 3    How You Can Buy and Sell Shares

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

•

By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your fund, calculated after the fund’s

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custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your fund nor the transfer agent are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•

By mail. You may open an account directly with the funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at Boston Financial Data Services, Inc.’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds.

•

On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the fund’s website. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds” and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

•

By telephone. Existing shareholders with direct accounts may also process account transactions via the funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your fund’s systematic investment plan. You can stop the deductions at any time by notifying your fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your fund to draw pre-authorized checks on your bank account.

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Section 3    How You Can Buy and Sell Shares

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for

Section 3    How You Can Buy and Sell Shares

45

purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York Time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

•

By mail. You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address, or bank account other than that on record;

•	You have changed the address on your fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication

46

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

from a financial institution source. In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•

On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds” and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

•

By telephone. If your account is held with your fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Section 3    How You Can Buy and Sell Shares

47

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee on any account held directly with the funds that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a fund elects to exercise this right, then annually the fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

48

Section 3    How You Can Buy and Sell Shares

Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies as well.

The funds declare dividends daily and pay such dividends monthly, usually on the first business day of the month. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. Each fund seeks to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period, and any such under- (or over-) distribution of income is reflected in each fund’s net asset value. This policy is designed to result in the distribution of substantially all of a fund’s net income over time. The funds declare and pay any taxable capital gains or other taxable distributions once a year at year end.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current net asset value.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds, the regular monthly dividends you receive will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax.

Generally the funds do not seek to realize taxable income or capital gains. However, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund’s normal investment activities. The funds’ distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. These distributions may also be subject to state and local tax. Dividends from the funds’ long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds’ taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

Section 4    General Information

49

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, the Distributor will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the funds may affect the taxation of your benefits.

Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Mutual Fund for shares of a different Nuveen Mutual Fund, the exchange is treated the same as a sale for tax purposes. A sale may result in capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares for more than 12 months at the time of disposition.

Please note that if you do not furnish the funds with your correct social security number or employer identification number, you fail to provide certain certifications to the funds, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the funds to withhold, federal law requires the funds to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalents of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Bracket:	A Taxable Investment Would Need to Yield:
25%	2.67%	4.00%	5.33%	6.67%
28%	2.78%	4.17%	5.56%	6.94%
33%	2.99%	4.48%	5.97%	7.46%
35%	3.08%	4.62%	6.15%	7.69%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

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Section 4    General Information

The Distributor serves as the selling agent and distributor of the funds’ shares. In this capacity, the Distributor manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class B and Class C shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class B, and Class C shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising, sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C shares may pay more in distribution and service fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2010, these payments in the aggregate were approximately 0.035% to 0.040% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales

Section 4    General Information

51

meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placing the funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its designee.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Trustees. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by the fund’s investment adviser or sub-adviser.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. A fund may rely on an independent fair valuation service in making any such fair value determinations.

52

Section 4    General Information

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if

Section 4    General Information

53

they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

54

Section 4    General Information

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a fund’s financial performance for the past five fiscal years or the life of the fund, if shorter. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for each of the last five fiscal years or the life of the fund, if shorter, has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen All-American Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(e)(d)	Ratios of Net Investment Income to Average Net Assets(d)	Portfolio Turnover Rate

Class A (10/88)
2011	$10.63	$.56	$(.40)	$.16	$(.55)	$—	$(.55)	$10.24	1.53%	$350,778	.78%	5.34%	26%
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63	17.36	352,666	.80	5.46	33
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)	303,949	.83	5.48	31
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41	315,885	.91	4.43	29
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47	283,722	.91	4.21	6

Class B (2/97)
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27	.79	5,273	1.53	4.56	26
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66	16.49	9,706	1.55	4.73	33
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)	12,342	1.57	4.70	31
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)	17,624	1.66	3.66	29
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66	22,087	1.67	3.46	6

Class C (6/93)
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24	.99	167,535	1.33	4.78	26
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63	16.62	151,025	1.34	4.91	33
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)	108,149	1.38	4.95	31
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)	100,333	1.46	3.89	29
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87	78,977	1.46	3.66	6

Class I (2/97)(f)
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28	1.84	93,633	.58	5.53	26
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67	17.52	39,683	.59	5.64	33
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)	12,027	.63	5.67	31
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58	11,541	.71	4.64	29
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72	8,910	.71	4.42	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder report.

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

Section 5    Financial Highlights

55

Nuveen High Yield Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions						Ratios/Supplemental Data
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(e)(f)(d)	Ratios of Net Investment Income to Average Net Assets(d)	Portfolio Turnover Rate

Class A (6/99)
2011	$15.53	$1.08	$(1.33)	$(.25)	$(1.06)	$—		$(1.06)	$14.22	(1.78)%	$1,700,469	.88%	7.12%	31%
2010	12.73	1.06	2.83	3.89	(1.09)	—		(1.09)	15.53	31.50	2,158,475	.89	7.27	11
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—		(1.14)	12.73	(28.45)	1,352,846	.97	7.20	50
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—		(1.08)	19.26	(10.97)	1,959,271	1.08	5.27	27
2007	22.06	1.06	.73	1.79	(1.08)	—	*	(1.08)	22.77	8.24	2,627,743	.88	4.70	5

Class B (6/99)
2011	15.51	.97	(1.33)	(.36)	(.94)	—		(.94)	14.21	(2.46)	47,700	1.63	6.38	31
2010	12.72	.95	2.83	3.78	(.99)	—		(.99)	15.51	30.40	73,920	1.64	6.58	11
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—		(1.02)	12.72	(28.99)	73,287	1.72	6.41	50
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)	139,377	1.83	4.53	27
2007	22.04	.89	.72	1.61	(.90)	—	*	(.90)	22.75	7.43	184,996	1.63	3.97	5

Class C (6/99)
2011	15.51	.99	(1.32)	(.33)	(.97)	—		(.97)	14.21	(2.33)	1,059,268	1.43	6.59	31
2010	12.73	.98	2.82	3.80	(1.02)	—		(1.02)	15.51	30.73	1,166,535	1.44	6.71	11
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—		(1.06)	12.73	(28.87)	656,599	1.52	6.63	50
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)	1,071,895	1.63	4.73	27
2007	22.05	.94	.72	1.66	(.95)	—	*	(.95)	22.76	7.65	1,375,664	1.43	4.15	5

Class I (6/99)(g)
2011	15.52	1.10	(1.31)	(.21)	(1.09)	—		(1.09)	14.22	(1.52)	1,711,647	.68	7.32	31
2010	12.73	1.09	2.82	3.91	(1.12)	—		(1.12)	15.52	31.66	1,498,640	.69	7.43	11
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—		(1.18)	12.73	(28.33)	655,390	.77	7.38	50
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)	914,424	.89	5.49	27
2007	22.07	1.11	.72	1.83	(1.12)	—	*	(1.12)	22.78	8.48	1,177,168	.67	4.87	5

*	Rounds to less than $.01 per share.

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and interest expense paid on Fund borrowings, as described in Footnote 8 – Borrowing Arrangements, in the most recent shareholder report.

(f)	Each Ratio of Expenses to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2011	.01%
2010	.01
2009	.01
2008	.06
2007	—

(g)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

56

Section 5    Financial Highlights

Nuveen Inflation Protected Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(e)(d)		Ratios of Net Investment Income to Average Net Assets(d)		Portfolio Turnover Rate

Class A (3/11)
2011(f)	$10.00	$.04	$.34	$.38	$(.02)	$—	$(.02)	$10.36	3.82%	$1,801	.78	%*	2.83	%*	6%

Class C (3/11)
2011(f)	10.00	.03	.35	.38	(.02)	—	(.02)	10.36	3.78	1,727	1.33	*	2.28	*	6%

Class I (3/11)
2011(f)	10.00	.05	.34	.39	(.02)	—	(.02)	10.37	3.93	1,728	.58	*	3.03	*	6%

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities, in the most recent shareholder report.

(f)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

*	Annualized.

Section 5    Financial Highlights

57

Nuveen Intermediate Duration Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(e)(d)	Ratios of Net Investment Income to Average Net Assets(d)	Portfolio Turnover Rate

Class A (6/95)
2011	$8.98	$.34	$(.14)	$.20	$(.34)	$—	$(.34)	$8.84	2.21%	$373,176	.74%	3.82%	6%
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98	9.24	374,528	.75	3.91	5
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54	1.22	324,071	.76	4.03	6
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90	292,750	.75	3.77	23
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98	304,084	.75	3.76	38

Class B (2/97)
2011	9.01	.27	(.14)	.13	(.27)	—	(.27)	8.87	1.46	5,283	1.49	3.05	6%
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01	8.40	11,040	1.50	3.16	5
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43	14,204	1.51	3.26	6
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13	17,745	1.50	3.01	23
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27	20,700	1.50	3.01	38

Class C (6/95)
2011	9.01	.29	(.14)	.15	(.29)	—	(.29)	8.87	1.66	110,310	1.29	3.27	6%
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01	8.62	100,047	1.30	3.35	5
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76	71,165	1.31	3.48	6
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22	56,741	1.30	3.22	23
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58	54,909	1.30	3.21	38

Class I (11/76)(f)
2011	9.00	.36	(.15)	.21	(.35)	—	(.35)	8.86	2.41	2,013,504	.54	4.02	6%
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00	9.41	2,044,122	.55	4.11	5
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51	1,916,368	.56	4.21	6
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99	2,128,272	.55	3.96	23
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30	2,046,934	.55	3.96	38

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder report.

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

58

Section 5    Financial Highlights

Nuveen Limited Term Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions						Ratios/Supplemental Data
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(e)(d)	Ratios of Net Investment Income to Average Net Assets(d)	Portfolio Turnover Rate

Class A (10/87)
2011	$10.85	$.30	$(.01)	$.29	$(.29)	$—		$(.29)	$10.85	2.68%	$953,517	.68%	2.72%	13%
2010	10.60	.32	.28	.60	(.35)	—		(.35)	10.85	5.73	1,001,241	.71	2.98	10
2009	10.63	.38	(.03)	.35	(.38)	—		(.38)	10.60	3.38	615,646	.72	3.59	11
2008	10.60	.38	.03	.41	(.38)	—		(.38)	10.63	3.95	487,491	.72	3.57	12
2007	10.55	.38	.04	.42	(.37)	—	*	(.37)	10.60	4.07	410,955	.73	3.55	16

Class C (12/95)
2011	10.82	.26	(.02)	.24	(.25)	—		(.25)	10.81	2.26	566,098	1.03	2.37	13
2010	10.57	.28	.28	.56	(.31)	—		(.31)	10.82	5.39	509,512	1.06	2.63	10
2009	10.60	.34	(.03)	.31	(.34)	—		(.34)	10.57	3.04	282,951	1.07	3.24	11
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61	219,228	1.07	3.22	12
2007	10.52	.34	.05	.39	(.34)	—	*	(.34)	10.57	3.72	213,117	1.08	3.20	16

Class I (2/97)(f)
2011	10.79	.32	(.01)	.31	(.31)	—		(.31)	10.79	2.87	812,730	.48	2.92	13
2010	10.54	.34	.28	.62	(.37)	—		(.37)	10.79	5.94	694,430	.51	3.16	10
2009	10.57	.40	(.03)	.37	(.40)	—		(.40)	10.54	3.59	332,373	.52	3.78	11
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21	117,193	.52	3.77	12
2007	10.50	.40	.04	.44	(.40)	—	*	(.40)	10.54	4.22	41,901	.52	3.78	16

*	Rounds to less than $.01 per share.

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder report.

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

Section 5    Financial Highlights

59

Nuveen Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions						Ratios/Supplemental Data
Year Ended April 30,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(e)(d)	Ratios of Net Investment Income to Average Net Assets(d)	Portfolio Turnover Rate

Class A (9/94)
2011	$10.39	$.45	$(.38)	$.07	$(.44)	$—		$(.44)	$10.02	.67%	$272,745	.77%	4.37%	6%
2010	10.02	.46	.36	.82	(.45)	—		(.45)	10.39	8.34	297,044	.79	4.46	14
2009	10.45	.46	(.44)	.02	(.45)	—		(.45)	10.02	.33	252,137	.88	4.58	10
2008	10.82	.45	(.36)	.09	(.45)	(.01)		(.46)	10.45	.85	242,493	.99	4.25	9
2007	10.69	.45	.13	.58	(.45)	—	*	(.45)	10.82	5.52	220,377	.96	4.17	10

Class B (2/97)
2011	10.42	.37	(.39)	(.02)	(.36)	—		(.36)	10.04	(.19)	5,962	1.52	3.60	6%
2010	10.04	.38	.37	.75	(.37)	—		(.37)	10.42	7.61	12,361	1.54	3.72	14
2009	10.47	.38	(.44)	(.06)	(.37)	—		(.37)	10.04	(.44)	18,273	1.62	3.83	10
2008	10.83	.37	(.35)	.02	(.37)	(.01)		(.38)	10.47	.14	23,125	1.74	3.49	9
2007	10.70	.37	.13	.50	(.37)	—	*	(.37)	10.83	4.70	27,490	1.71	3.42	10

Class C (9/94)
2011	10.34	.39	(.38)	.01	(.38)	—		(.38)	9.97	.09	77,740	1.32	3.82	6%
2010	9.96	.40	.37	.77	(.39)	—		(.39)	10.34	7.86	86,326	1.34	3.91	14
2009	10.39	.40	(.44)	(.04)	(.39)	—		(.39)	9.96	(.28)	65,940	1.43	4.04	10
2008	10.75	.39	(.36)	.03	(.38)	(.01)		(.39)	10.39	.31	48,375	1.54	3.70	9
2007	10.62	.39	.13	.52	(.39)	—	*	(.39)	10.75	4.91	34,338	1.51	3.62	10

Class I (12/86)(f)
2011	10.38	.47	(.39)	.08	(.46)	—		(.46)	10.00	.75	416,737	.57	4.57	6%
2010	10.00	.48	.37	.85	(.47)	—		(.47)	10.38	8.65	467,722	.59	4.66	14
2009	10.43	.48	(.44)	.04	(.47)	—		(.47)	10.00	.51	455,745	.68	4.78	10
2008	10.79	.47	(.35)	.12	(.47)	(.01)		(.48)	10.43	1.11	496,431	.79	4.44	9
2007	10.67	.47	.12	.59	(.47)	—	*	(.47)	10.79	5.61	540,402	.76	4.37	10

*	Rounds to less than $.01 per share.

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities, in the most recent shareholder report.

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

60

Section 5    Financial Highlights

Section 6    Glossary of Investment Terms

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for a fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•

Futures: Derivative contracts obligating buyers to purchase an asset or the sellers to sell an asset at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

•

Lipper General Municipal Debt Funds Average: The Lipper General Municipal Debt Funds Average represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Fund category.

•

Lipper High Yield Municipal Debt Funds Average: The Lipper High Yield Municipal Debt Funds Average represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Fund category.

•

Lipper Intermediate Municipal Debt Funds Average: The Lipper Intermediate Municipal Debt Funds Average represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Fund category.

•

Lipper Short-Intermediate Municipal Debt Funds Average: The Lipper Short-Intermediate Municipal Debt Funds Average represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Fund category.

•

Options: Derivative contracts giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•

S&P/Investortools High Yield Municipal Bond Index: The S&P Investortools High Yield Municipal Bond Index contains all bonds in the S&P Investortools Municipal Bond Index that are non-rated or whose ratings are BB+ Standard & Poor’s and/or BA-1 Moody’s or lower. This index does not contain bonds that are pre-refunded or are escrowed to maturity.

•

S&P/Investortools Insured Municipal Bond Index: The S&P Investortools Insured Municipal Bond Index contains all bonds in the S&P Investortools Municipal Bond Index that are insured. This index does not contain bonds that are pre-refunded or are escrowed to maturity.

•

S&P/Investortools Intermediate Municipal Bond Index: The S&P Investortools Intermediate National Municipal Bond Index contains all bonds in the S&P Investortools Municipal Bond Index that mature between 3 and 14.999 years.

•

S&P/Investortools Municipal Bond Index: The S&P Investortools Municipal Bond Index is an unleveraged, market value weighted index designed to measure the performance of the investment-grade municipal bond market.

Section 6    Glossary of Investment Terms

61

•

S&P/Investortools Short Intermediate Municipal Bond Index: The S&P Investortools Short Intermediate Municipal Bond Index contains all bonds in the S&P Investortools Municipal Bond Index that mature between 1 and 7.999 years.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

62

Section 6    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Intermediate Tax Free*

Limited Term Municipal Bond

Municipal Bond

Municipal Bond 2

Short Term Municipal Bond*

Tax Free*

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

California Municipal Bond 2

California Tax Free*

Colorado Municipal Bond

Colorado Tax Free*

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Massachusetts Municipal Bond 2

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond*

Municipal-State (continued)

Minnesota Municipal Bond*

Missouri Municipal Bond

Missouri Tax Free*

Nebraska Municipal Bond*

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

New York Municipal Bond 2

North Carolina Municipal Bond

Ohio Municipal Bond

Ohio Tax Free*

Oregon Intermediate Municipal Bond*

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond*

High Income Bond*

High Yield Bond

Inflation Protected Securities*

Intermediate Government Bond*

Intermediate Term Bond*

Multi-Strategy Core Bond

Preferred Securities

Short Duration Bond

Short Term Bond*

Symphony Credit Opportunities

Symphony Floating Rate Income

Total Return Bond*

Global/International

International*

International Select*

Santa Barbara Global Growth

Santa Barbara International Growth

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Flexible Allocation

Tradewinds Global Resources

Tradewinds International Value

Tradewinds Japan

Value

Equity Income*

Large Cap Value*

Mid Cap Value*

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small-Mid Cap Value

Small Cap Value*

Symphony Large-Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities*

Mid Cap Growth Opportunities*

Santa Barbara Growth

Small Cap Growth Opportunities*

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select*

Mid Cap Select*

Santa Barbara Dividend Growth

Small Cap Select*

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Real Assets

Global Infrastructure*

Real Estate Securities*

Asset Allocation

Conservative Allocation

Growth Allocation

Moderate Allocation

Strategy Aggressive Growth Allocation*

Strategy Balanced Allocation*

Strategy Conservative Allocation*

Strategy Growth Allocation*

Tactical Market Opportunities*

Quantitative/Enhanced

Quantitative Enhanced Core Equity*

Index

Equity Index*

Mid Cap Index*

Small Cap Index*

*Former First American Fund.

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The funds are series of Nuveen Municipal Trust, whose Investment Company Act file number is 811-07873.

Distributed by Nuveen Securities, LLC | 333 West Wacker Drive Chicago, Illinois 60606 | (800) 257-8787 | www.nuveen.com

MPR-NAT-0811P

NUVEEN MUNICIPAL BOND FUND 2

SUPPLEMENT DATED NOVEMBER 18, 2011

TO THE PROSPECTUS DATED SEPTEMBER 30, 2011

Proposed Reorganization of

Nuveen Municipal Bond Fund 2, Nuveen Municipal Bond Fund and Nuveen Tax Free Fund into Nuveen All-American Municipal Bond Fund

The Board of Trustees/Directors of Nuveen Municipal Trust (“NMT”), Nuveen Multistate Trust I (“NMT I”) and Nuveen Investment Funds, Inc. (“NIF”) has approved the reorganization of Nuveen Municipal Bond Fund 2 (“Municipal Bond Fund 2”), a series of NMT I, Nuveen Municipal Bond Fund (“Municipal Bond Fund”), a series of NMT, and Nuveen Tax Free Fund (“Tax Free Fund”), a series of NIF, into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”), a series of NMT. Municipal Bond Fund 2, Municipal Bond Fund and Tax Free Fund are referred to together as the “Acquired Funds.” In order for the reorganization to occur for Municipal Bond Fund 2, it must be approved by the shareholders of that fund. There is no requirement that shareholders of each Acquired Fund approve the reorganization. Therefore, it is possible that the reorganization could occur between the Acquiring Fund and only one or two, rather than all three, of the Acquired Funds.

If Municipal Bond Fund 2’s shareholders approve the reorganization, Municipal Bond Fund 2 will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Municipal Bond Fund 2 shareholders and Municipal Bond Fund 2 will be terminated. As a result of these transactions, Municipal Bond Fund 2 shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of Municipal Bond Fund 2. Each Municipal Bond Fund 2 shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Municipal Bond Fund 2 shares immediately prior to the closing of the reorganization.

A special meeting of Municipal Bond Fund 2’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-March 2012. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of Municipal Bond Fund 2 in mid-February 2012.

Municipal Bond Fund 2 will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for Municipal Bond Fund 2’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-MS1P-1111P

Mutual Funds

Prospectus

September 30, 2011

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Arizona Municipal Bond Fund	FAZTX	FAZBX	FAZCX	NMARX
Nuveen Colorado Municipal Bond Fund	FCOTX	FCOBX	FCOCX	FCORX
Nuveen Maryland Municipal Bond Fund	NMDAX	NBMDX	NMDCX	NMMDX
Nuveen Municipal Bond Fund 2	FLOTX	FLOBX	FLCTX	NMFLX
Nuveen New Mexico Municipal Bond Fund	FNMTX	FNMBX	FNMCX	FNMRX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPMMX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	NFVBX	FVACX	NMVAX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED MAY LOSE VALUE NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Arizona Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, Arizona state and, in some cases, Arizona local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 41 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-57 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.16%	0.16%	0.16%	0.16%
Total Annual Fund Operating Expenses	0.89%	1.64%	1.44%	0.69%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$507	$567	$147	$70	$507	$167	$147	$70
3 Years	$692	$817	$456	$221	$692	$517	$456	$221
5 Years	$892	$992	$787	$384	$892	$892	$787	$384
10 Years	$1,470	$1,743	$1,724	$859	$1,470	$1,743	$1,724	$859

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

2

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Arizona personal income tax. The fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds; therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Arizona, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Section 1    Fund Summaries

3

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2011 was 3.86%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 8.70% and
-4.48%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(0.97)%	2.35%	3.54%
Class B	(1.35)%	2.29%	3.37%
Class C	2.82%	2.68%	3.41%
Class I	3.66%	3.46%	4.19%
Class A Returns After Taxes:
On Distributions	(0.97)%	2.33%	3.49%
On Distributions and Sales of Shares	0.87%	2.60%	3.64%

4

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Standard & Poor’s (S&P) National Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%
Standard & Poor’s (S&P) Arizona Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.44%	4.11%	4.86%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	1.84%	2.98%	3.86%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Michael S. Hamilton	Senior Vice President	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal and Arizona state income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

5

Nuveen Colorado Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, Colorado state and, in some cases, Colorado local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 41 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-57 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.18%	0.18%	0.18%	0.18%
Total Annual Fund Operating Expenses	0.91%	1.66%	1.46%	0.71%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$509	$569	$149	$73	$509	$169	$149	$73
3 Years	$698	$823	$462	$227	$698	$523	$462	$227
5 Years	$903	$1,002	$797	$395	$903	$902	$797	$395
10 Years	$1,493	$1,766	$1,746	$883	$1,493	$1,766	$1,746	$883

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

6

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 14% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Colorado personal income tax. The fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds; therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Colorado, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Section 1    Fund Summaries

7

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2011 was 4.45%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 9.20% and
-5.02%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(2.08)%	1.96%	3.69%
Class B	(2.48)%	1.90%	3.51%
Class C	1.63%	2.28%	3.57%
Class I	2.47%	3.05%	4.35%
Class A Returns After Taxes:
On Distributions	(2.08)%	1.96%	3.69%
On Distributions and Sales of Shares	0.14%	2.28%	3.80%

8

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Standard & Poor’s (S&P) National Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%
Standard & Poor’s (S&P) Colorado Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.69%	3.90%	4.92%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	1.44%	2.79%	4.00%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Christopher L. Drahn	Senior Vice President	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal and Colorado state income tax. A portion of these distributions, however, may be subject to the federal and state alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

9

Nuveen Maryland Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, Maryland state and, in some cases, Maryland local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 41 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-57 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.84%	1.59%	1.39%	0.64%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$502	$562	$142	$65	$502	$162	$142	$65
3 Years	$677	$802	$440	$205	$677	$502	$440	$205
5 Years	$866	$966	$761	$357	$866	$866	$761	$357
10 Years	$1,414	$1,688	$1,669	$798	$1,414	$1,688	$1,669	$798

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

10

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Maryland personal income tax. The fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds; therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Maryland, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Section 1    Fund Summaries

11

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2011 was 3.56%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 8.58% and
-4.56%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(2.09)%	2.75%	4.10%
Class B	(2.40)%	2.68%	3.93%
Class C	1.65%	3.06%	3.98%
Class I	2.40%	3.82%	4.75%
Class A Returns After Taxes:
On Distributions	(2.09)%	2.75%	4.09%
On Distributions and Sales of Shares	0.02%	2.91%	4.12%

12

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Standard & Poor’s (S&P) National Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%
Standard & Poor’s (S&P) Maryland Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.65%	4.12%	4.84%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	1.79%	3.00%	3.89%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Thomas C. Spalding, CFA	Senior Vice President	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal and Maryland state income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

13

Nuveen Municipal Bond Fund 2

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, Florida state and, in some cases, Florida local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the Fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 41 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-57 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.11%	0.11%	0.11%	0.11%
Total Annual Fund Operating Expenses	0.84%	1.59%	1.39%	0.64%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$502	$562	$142	$65	$502	$162	$142	$65
3 Years	$677	$802	$440	$205	$677	$502	$440	$205
5 Years	$866	$966	$761	$357	$866	$866	$761	$357
10 Years	$1,414	$1,688	$1,669	$798	$1,414	$1,688	$1,669	$798

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

14

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 4% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds; therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

State Concentration Risk—Effective May 31, 2011, the fund adopted its current name and removed an investment policy that required the fund to invest at least 50% of its net assets in Florida municipal bonds. However, a significant portion of the fund’s assets remain invested in Florida municipal bonds, and therefore the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Section 1    Fund Summaries

15

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

Effective May 31, 2011, the fund adopted its current name and removed an investment policy that required the fund to invest at least 50% of its net assets in Florida municipal bonds. Therefore, the fund’s total returns for periods prior to May 31, 2011, are not indicative of the performance that the fund, as currently managed, would have generated for those periods.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2011 was 4.61%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 9.87% and
-7.61%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Returns Before Taxes:
Class A	(1.91)%	1.62%	3.09%
Class B	(2.28)%	1.58%	2.91%
Class C	1.84%	1.96%	2.97%
Class I	2.59%	2.72%	3.75%
Class A Returns After Taxes:
On Distributions	(1.91)%	1.62%	3.08%
On Distributions and Sales of Shares	0.35%	2.02%	3.30%

16

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Standard & Poor’s (S&P) National Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Daniel J. Close, CFA	Senior Vice President	2007

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

17

Nuveen New Mexico Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, New Mexico state and, in some cases, New Mexico local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 41 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-57 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.53%	0.53%	0.53%	0.53%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.13%	0.13%	0.13%	0.13%
Total Annual Fund Operating Expenses	0.86%	1.61%	1.41%	0.66%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$504	$564	$144	$67	$504	$164	$144	$67
3 Years	$683	$808	$446	$211	$683	$508	$446	$211
5 Years	$877	$976	$771	$368	$877	$876	$771	$368
10 Years	$1,436	$1,710	$1,691	$822	$1,436	$1,710	$1,691	$822

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares

18

Section 1    Fund Summaries

are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 2% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and New Mexico personal income tax. The fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds; therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Non-Diversification Risk—As a non-diversified fund, the fund may invest a larger portion of its assets in the securities of a limited number of issuers and may be more sensitive to any single economic, political or regulatory occurrence than a diversified fund.

Section 1    Fund Summaries

19

State Concentration Risk—Because the fund primarily purchases municipal bonds from New Mexico, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2011 was 4.17%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 6.59% and
-4.86%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(2.62)%	2.30%	3.61%
Class B	(2.96)%	2.25%	3.44%
Class C	1.14%	2.63%	3.50%
Class I	1.99%	3.41%	4.28%
Class A Returns After Taxes:
On Distributions	(2.62)%	2.30%	3.61%
On Distributions and Sales of Shares	(0.31)%	2.54%	3.70%

20

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Standard & Poor’s (S&P) National Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%
Standard & Poor’s (S&P) New Mexico Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	3.18%	4.40%	5.17%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	1.11%	2.90%	3.81%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Michael S. Hamilton	Senior Vice President	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal and New Mexico state income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

21

Nuveen Pennsylvania Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, Pennsylvania state and, in some cases, Pennsylvania local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 41 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-57 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.10%	0.10%	0.10%	0.10%
Total Annual Fund Operating Expenses	0.82%	1.57%	1.37%	0.62%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$500	$560	$139	$63	$500	$160	$139	$63
3 Years	$671	$796	$434	$199	$671	$496	$434	$199
5 Years	$856	$955	$750	$346	$856	$855	$750	$346
10 Years	$1,391	$1,666	$1,646	$774	$1,391	$1,666	$1,646	$774

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are

22

Section 1    Fund Summaries

held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 6% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Pennsylvania personal income tax. The fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds; therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Pennsylvania, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Section 1    Fund Summaries

23

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2011 was 3.97%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 8.40% and
-5.15%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(2.65)%	2.53%	4.06%
Class B	(3.08)%	2.45%	3.88%
Class C	1.02%	2.83%	3.94%
Class I	1.75%	3.60%	4.72%
Class A Returns After Taxes:
On Distributions	(2.65)%	2.53%	4.06%
On Distributions and Sales of Shares	(0.30)%	2.74%	4.11%

24

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Standard & Poor’s (S&P) National Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%
Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.39%	3.96%	4.92%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	1.37%	2.72%	3.90%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Paul L. Brennan, CFA, CPA	Senior Vice President	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal and Pennsylvania state income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

25

Nuveen Virginia Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide you with as high a level of current interest income exempt from regular federal, Virginia state and, in some cases, Virginia local income taxes as is consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 39 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 41 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-57 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class B	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	5.00%	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None	None
Exchange Fee	None	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15	$15

Annual Fund Operating Expenses

(expenses that you pay each year as a percentage of the value of your investment)

	Class A	Class B	Class C	Class I
Management Fees	0.52%	0.52%	0.52%	0.52%
Distribution and Service (12b-1) Fees	0.20%	0.95%	0.75%	0.00%
Other Expenses	0.09%	0.09%	0.09%	0.09%
Total Annual Fund Operating Expenses	0.81%	1.56%	1.36%	0.61%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption				No Redemption
	A	B	C	I	A	B	C	I
1 Year	$499	$559	$138	$62	$499	$159	$138	$62
3 Years	$668	$793	$431	$195	$668	$493	$431	$195
5 Years	$851	$950	$745	$340	$851	$850	$745	$340
10 Years	$1,380	$1,655	$1,635	$762	$1,380	$1,655	$1,635	$762

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are

26

Section 1    Fund Summaries

held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. During the most recent fiscal year, the fund’s portfolio turnover rate was 8% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, the fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Virginia personal income tax. The fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the fund’s sub-adviser to be of comparable quality. The fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (“inverse floaters”). The fund’s sub-adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above-average total return. The sub-adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Alternative Minimum Tax Risk—The fund has no limit as to the amount that can be invested in alternative minimum tax bonds; therefore, all or a portion of the fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates. Also, if the fund invests in inverse floaters, the fund’s income may decrease if short-term interest rates rise.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates. Interest rate risk may be increased by the fund’s investment in inverse floaters because of the leveraged nature of these investments.

Inverse Floaters Risk—The use of inverse floaters by the fund creates effective leverage. Due to the leveraged nature of these investments, they will typically be more volatile and involve greater risk than the fixed rate municipal bonds underlying the inverse floaters. An investment in certain inverse floaters will involve the risk that the fund could lose more than its original principal investment. Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to the fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

State Concentration Risk—Because the fund primarily purchases municipal bonds from Virginia, the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

Section 1    Fund Summaries

27

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date return as of June 30, 2011 was 4.50%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 9.23% and
-4.59%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of broad measures of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, returns would be reduced.

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Class Returns Before Taxes:
Class A	(2.04)%	2.63%	3.99%
Class B	(2.42)%	2.58%	3.82%
Class C	1.80%	2.96%	3.87%
Class I	2.54%	3.73%	4.65%
Class A Returns After Taxes:
On Distributions	(2.06)%	2.60%	3.96%
On Distributions and Sales of Shares	0.12%	2.82%	4.03%

28

Section 1    Fund Summaries

	Average Annual Total Returns for the Periods Ended December 31, 2010
	1 Year	5 Year	10 Year
Standard & Poor’s (S&P) National Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	2.45%	3.83%	4.82%
Standard & Poor’s (S&P) Virginia Municipal Bond Index (reflects no deduction for fees, expenses or taxes)	1.99%	3.80%	4.80%
Lipper Peer Group (reflects no deduction for taxes or certain expenses)	0.76%	2.88%	3.86%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Thomas C. Spalding, CFA	Senior Vice President	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class B shares are available only through exchanges and dividend reinvestments by current Class B shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•  $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•  No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal and Virginia state income tax. A portion of these distributions, however, may be subject to the federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Section 1    Fund Summaries

29

Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of the funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds, oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.
Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors. Nuveen Fund Advisors and Nuveen Asset Management retain the right to reallocate investment advisory responsibilities and fees between themselves in the future.

The portfolio manager for Nuveen Arizona Municipal Bond Fund and Nuveen New Mexico Municipal Bond Fund is Michael S. Hamilton. The portfolio manager for Nuveen Colorado Municipal Bond Fund is Christopher L. Drahn. The portfolio manager for Nuveen Maryland Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund is Thomas C. Spalding. The portfolio manager for Nuveen Municipal Bond Fund 2 is Daniel J. Close. The portfolio manager for Nuveen Pennsylvania Municipal Bond Fund is Paul L. Brennan.

•

Paul L. Brennan, CFA, CPA, became a portfolio manager at Flagship Financial Inc. in 1994, and subsequently became a portfolio manager at Nuveen upon the acquisition of Flagship by Nuveen Investments in 1997. He manages investments for 24 Nuveen-sponsored investment companies with a total of approximately $15.9 billion under management.

•

Daniel J. Close, CFA, joined Nuveen in 2000 as a member of the product management and development team, where he was responsible for the oversight and development of the firm’s mutual fund product line. He then served as a research analyst for Nuveen Asset Management, covering corporate-backed, energy, transportation and utility credits, and assumed certain portfolio management duties in 2007.

30

Section 2    How We Manage Your Money

He manages investments for 27 Nuveen-sponsored investment companies with a total of approximately $5 billion under management.

•

Christopher L. Drahn entered the financial services industry with FAF Advisors, Inc. (“FAF”) in 1980, and joined Nuveen Asset Management on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business. He manages investments for 10 Nuveen-sponsored investment companies with a total of approximately $2.6 billion under management.

•

Michael S. Hamilton entered the financial services industry with FAF in 1989, and joined Nuveen Asset Management on January 1, 2011 in connection with the firm’s acquisition of a portion of FAF’s asset management business. He manages investments for 17 Nuveen-sponsored investment companies with a total of approximately $1.56 billion under management.

•

Thomas C. Spalding, CFA, joined Nuveen in 1975 as an assistant portfolio manager and has been the portfolio manager of Nuveen’s first closed-end fund since its inception in 1987. He manages investments for 21 Nuveen-sponsored investment companies with a total of approximately $10.5 billion under management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each fund consists of two components: a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of each fund as follows:

Average Daily Net Assets	Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen Maryland Municipal Bond Fund	Nuveen Municipal Bond Fund 2
For the first $125 million	0.3500%	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375%	0.3375%	0.3375%	0.3375%
For the next $250 million	0.3250%	0.3250%	0.3250%	0.3250%
For the next $500 million	0.3125%	0.3125%	0.3125%	0.3125%
For the next $1 billion	0.3000%	0.3000%	0.3000%	0.3000%
For the next $3 billion	0.2750%	0.2750%	0.2750%	0.2750%
For net assets over $5 billion	0.2500%	0.2500%	0.2500%	0.2500%

Average Daily Net Assets	Nuveen New Mexico Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
For the first $125 million	0.3500%	0.3500%	0.3500%
For the next $125 million	0.3375%	0.3375%	0.3375%
For the next $250 million	0.3250%	0.3250%	0.3250%
For the next $500 million	0.3125%	0.3125%	0.3125%
For the next $1 billion	0.3000%	0.3000%	0.3000%
For the next $3 billion	0.2750%	0.2750%	0.2750%
For net assets over $5 billion	0.2500%	0.2500%	0.2500%

Section 2    How We Manage Your Money

31

The complex-level fee is the same for each fund. It begins at a maximum rate of 0.2000% of each fund’s average daily net assets, based upon complex-level assets of $55 billion, with breakpoints for eligible assets above that level. Therefore, the maximum management fee rate for each fund is the fund-level fee plus 0.2000%. As of June 30, 2011, the effective complex-level fee for each fund was 0.1774% of the fund’s average daily net assets.

For the most recent fiscal year, each fund paid Nuveen Fund Advisors the following management fees (net of fee waivers and expense reimbursements, where applicable) as a percentage of average daily net assets:

Nuveen Arizona Municipal Bond Fund	0.53%
Nuveen Colorado Municipal Bond Fund	0.53%
Nuveen Maryland Municipal Bond Fund	0.53%
Nuveen Municipal Bond Fund 2	0.53%
Nuveen New Mexico Municipal Bond Fund	0.53%
Nuveen Pennsylvania Municipal Bond Fund	0.52%
Nuveen Virginia Municipal Bond Fund	0.52%

Information regarding the Board of Trustees’ approval of investment management agreements is currently available in the funds’ annual report for the fiscal year ended May 31, 2011.

Each fund’s investment objective may not be changed without shareholder approval. The funds’ investment policies may be changed by the Board of Trustees without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

Municipal Obligations

States, local governments and municipalities and other issuing authorities issue municipal bonds to raise money for various public purposes such as building public facilities, refinancing outstanding obligations and financing general operating expenses. These bonds include general obligation bonds, which are backed by the full faith and credit of the issuer and may be repaid from any revenue source, and revenue bonds, which may be repaid only from the revenue of a specific facility or source.

The funds may purchase municipal bonds that represent lease obligations. These carry special risks because the issuer of the bonds may not be obligated to appropriate money annually to make payments under the lease. In order to reduce this risk, the funds will, in making purchase decisions, take into consideration the issuer’s incentive to continue making appropriations until maturity.

In evaluating municipal bonds of different credit qualities or maturities, Nuveen Asset Management takes into account the size of yield spreads. Yield spread is the additional return the funds may earn by taking on additional credit risk or interest rate risk. For example, yields on low quality bonds are higher than yields on high quality bonds because investors must be compensated for incurring the higher credit risk associated with low quality bonds. If yield spreads do not provide adequate compensation for the additional risk associated with low quality bonds, the funds may buy bonds of relatively higher quality. Similarly, in evaluating bonds of different maturities, Nuveen Asset Management evaluates the comparative yield available on these bonds. If yield spreads on long-term bonds do not

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compensate the funds adequately for the additional interest rate risk the funds must assume, the funds may buy bonds of relatively shorter maturity. In addition, municipal bonds in a particular industry may provide higher yields relative to their risk compared to bonds in other industries. If that occurs, the funds may buy more bonds from issuers in that industry.

If suitable municipal bonds from a specific state are not available at attractive prices and yields, a fund may invest in municipal bonds of U.S. territories (such as Puerto Rico and Guam), which are exempt from regular federal, state and local income taxes. For diversification purposes or when after-tax yields merit, the funds may invest up to 20% of their net assets in municipal securities that are not exempt from state and local personal income tax. Income received from the funds’ bonds may be subject to the federal alternative minimum tax.

Credit Quality

Under normal market conditions, the funds invest at least 80% of their net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management to be of comparable quality. The funds may invest up to 20% of their net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. High yield bonds typically offer higher yields than investment grade bonds with similar maturities but involve greater risks, including the possibility of default or bankruptcy, and increased market price volatility.

Portfolio Maturity

Maturity measures the time until a bond makes its final payment. Each fund buys municipal bonds with different maturities in pursuit of its investment objective, but will generally maintain, under normal market conditions, an investment portfolio with an overall weighted average maturity of 15 to 30 years.

Inverse Floaters

Each fund may invest up to 15% of its net assets in inverse floaters issued in tender option bond (“TOB”) transactions. In a TOB transaction, one or more highly-rated municipal bonds are deposited into a special purpose trust that issues floating rate securities (“floaters”) to outside parties and inverse floaters to long-term investors like the funds. The floaters pay interest at a rate that is reset periodically (generally weekly) to reflect current short-term tax-exempt interest rates. Holders of the floaters have the right to tender such securities back to the TOB trust for par plus accrued interest (the “put option”), typically on seven days’ notice. Holders of the floaters are paid from the proceeds of a successful remarketing of the floaters or by a liquidity provider in the event of a failed remarketing. The inverse floaters pay interest at a rate equal to (a) the interest accrued on the underlying bonds, minus (b) the sum of the interest payable on the floaters and fees payable in connection with the TOB. Thus, the interest payments on the inverse floaters will vary inversely with the short-term rates paid on the floaters. Holders of the inverse floaters typically have the right to simultaneously (a) cause the holders of the floaters to tender those floaters to the TOB trust at par plus accrued interest and (b) purchase the municipal bonds from the TOB trust.

Because holders of the floaters have the right to tender their securities to the TOB trust at par plus accrued interest, holders of the inverse floaters are exposed to all of the gains or losses on the underlying municipal bonds, despite the fact that their net cash investment is significantly less than the value of those bonds. This multiplies the positive or negative impact of the underlying bonds’ price movements on the value of the inverse floaters,

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thereby creating effective leverage. The effective leverage created by any TOB transaction depends on the value of the securities deposited in the TOB trust relative to the value of the floaters it issues. The higher the percentage of the TOB trust’s total value represented by the floaters, the greater the effective leverage. For example, if municipal bonds worth $100 are deposited in a TOB trust and the TOB trust issues floaters worth $75 and inverse floaters worth $25, the TOB trust will have a leverage ratio of 3:1 and the inverse floaters will exhibit price movements at a rate that is four times that of the underlying bonds deposited into the trust. If that same TOB trust were to issue only $50 of floaters, the leverage ratio would be 1:1 and the inverse floaters would exhibit price movements at a rate that is only two times that of the underlying bonds.

Short-Term Investments

Under normal market conditions, each fund may invest up to 20% of its net assets in short-term investments, except when made for defensive purposes, such as short-term, high quality municipal bonds or tax-exempt money market funds. The funds may invest in short-term, high quality taxable securities or shares of taxable money market funds if suitable short-term municipal bonds or shares of tax-exempt money market funds are not available at reasonable prices and yields. If the funds invest in taxable securities, they may not be able to achieve their investment objectives. For more information on eligible short-term investments, see the statement of additional information.

When-Issued, Delayed-Delivery and Forward Commitment Transactions

Each fund may enter into contracts to purchase securities for a specified price at a future date later than the normal settlement date. These transactions involve an additional element of risk because, although the fund will not have made any cash outlay prior to the settlement date, the value of the security to be purchased may decline before that settlement date.

Municipal “forwards” pay higher interest rates after settlement than standard bonds to compensate the buyer for bearing market risk but deferring income during the settlement period, and can often be bought at attractive prices and yields. For instance, if a fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the fund may buy a forward settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings for each fund is available in the funds’ statement of additional information. Certain portfolio holdings information is available on the funds’ website—www.nuveen.com—by clicking the “Our Products— Mutual Funds” section on the home page and following the applicable link for your fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of your fund’s top ten holdings and a complete list of holdings for your fund as of the end of the most recent month. The holdings information is generally made available on the funds’ website approximately five business days following the end of each most recent month. This information will remain available on the website until the funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

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Investment Philosophy

Nuveen Asset Management believes that the tax treatment of municipal securities and the structural characteristics in the municipal securities market create opportunities to enhance the after-tax total return and diversification of the investment portfolios of taxable investors. Nuveen Asset Management follows a disciplined, research-driven investment approach to find securities that combine exceptional relative value with above-average return potential.

Investment Process

Nuveen Asset Management believes that a value-oriented investment strategy that seeks to identify underrated and undervalued securities and sectors is positioned to capture the opportunities inherent in the municipal securities market and potentially outperform the general municipal securities market over time. The primary elements of Nuveen Asset Management’s investment process are:

•	Credit Analysis and Surveillance

•	Sector Analysis

•	Limited Industry Concentration

•	Trading Strategies

•	Sell Discipline

•	Yield Curve and Structural Analysis

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks for each fund and the other risks listed below that you assume when you invest in the funds. Because of these risks, you should consider an investment in the funds to be a long-term investment.

Principal Risks

Alternative minimum tax risk: Each fund has no limit as to the amount that can be invested in alternative minimum tax bonds, therefore, all or a portion of a fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Call risk: Many municipal bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit risk: The funds are subject to the risk that the issuers of debt securities held by the funds will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for a fund to sell. When a fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

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High yield securities risk: Each fund may invest in high yield securities, which usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid, meaning that it may be more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income risk: Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, a fund generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call risk” above), in lower-yielding securities. Also, if a fund invests in inverse floating rate securities, whose income payments vary inversely with changes in short-term market rates, the fund’s income may decrease if short-term interest rates rise.

Interest rate risk: Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. The funds may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall. Interest rate risk may be increased by a fund’s investment in inverse floating rate securities and forward commitments because of the leveraged nature of these investments.

Inverse floaters risk: Each fund may invest in inverse floaters. The use of inverse floaters by a fund creates effective leverage. Due to the leveraged nature of these investments, their values will be significantly more volatile than those of the underlying bonds in the TOB trust. In other words, the value of an inverse floater will increase and decrease to a significantly greater extent than the values of the TOB trust’s underlying municipal bonds in responses to changes in market interest rates or credit quality. An investment in inverse floaters typically will involve greater risk than an investment in a fixed rate municipal bond, including, in the case of recourse inverse floaters (discussed below), the risk that the fund may lose more than its original principal investment.

Distributions on inverse floaters bear an inverse relationship to short-term municipal bond interest rates. Thus, distributions paid to a fund on its inverse floaters will be reduced or even eliminated as short-term municipal interest rates rise and will increase when short-term municipal interest rates fall. The greater the amount of floaters sold by a TOB trust relative to the inverse floaters (i.e., the greater the effective leverage of the inverse floaters), the more volatile the distributions on the inverse floaters will be. Inverse floaters generally will underperform the market for fixed rate municipal bonds in a rising interest rate environment.

Each fund may invest in recourse inverse floaters. In that case, the fund may have to reimburse the liquidity provider of a TOB trust for the difference between the purchase price of any floaters and the proceeds realized from the sale of the municipal bonds in the TOB trust in the event the floaters cannot be successfully remarketed, which could cause the fund to lose money in excess of its investment.

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A TOB trust may be terminated without the respective fund’s consent upon the occurrence of certain events, such as the bankruptcy or default of the issuer of the securities in the trust. If that happens, the floaters will be redeemed at par (plus accrued interest) out of the proceeds from the sale of securities in the TOB trust, and the fund will be entitled to the remaining proceeds, if any. Thus, if there is a decrease in the value of the securities held in the TOB trust, the fund may lose some or all of the principal amount of its investment in the inverse floaters. As noted above, in the case of recourse inverse floaters, the fund could lose money in excess of its investment.

Market risk: Market risk is the risk that the market values of municipal bonds owned by the funds will decline, at times sharply and unpredictably. Market values of municipal bonds are affected by a number of different factors, including changes in interest rates, the credit quality of bond issuers, and general economic and market conditions.

Non-diversification risk: Nuveen New Mexico Municipal Bond Fund is a non-diversified fund and may invest a larger portion of its assets in a fewer number of issuers than a diversified fund. Because a relatively high percentage of the fund’s assets may be invested in the securities of a limited number of issuers, the fund’s portfolio may be more susceptible to any single economic, political or regulatory occurrence than the portfolio of a diversified fund.

Political and economic risks: The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.

To the extent a fund invests in the securities of issuers located in a single state, it will be disproportionately affected by political and economic conditions and developments in that state.

Other Risks

Borrowing risk: Each fund may borrow for temporary or emergency purposes, including to meet redemption requests, pay dividends, repurchase its shares, or clear portfolio transactions. Borrowing may exaggerate changes in the net asset value of a fund’s shares and may affect a fund’s net income. When a fund borrows money, it must pay interest and other fees, which will reduce the fund’s returns if such costs exceed the returns on the portfolio securities purchased or retained with such borrowings. Any such borrowings are intended to be temporary. However, under certain market conditions, including periods of low demand or decreased liquidity in the municipal bond market, such borrowings might be outstanding for longer periods of time.

Inflation risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund’s assets can decline, as can the value of a fund’s distributions.

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Municipal lease obligations risk: Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and a fund might not recover the full principal amount of the obligation.

Tax risk: Income from municipal bonds held by the funds could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of a fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal and/or state alternative minimum tax.

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Section 3    How You Can Buy and Sell Shares

The funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.20% of your fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.20%	4.38%	3.70%
$50,000 but less than $100,000	4.00	4.18	3.50
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 1% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class B Shares

The funds will issue Class B shares upon the exchange of Class B shares from another Nuveen Mutual Fund for which Boston Financial Data Services serves as transfer agent or for purposes of dividend reinvestment, but Class B shares are not available for new accounts or for additional investment into existing accounts.

Class B shares are subject to annual distribution and service fees of 0.95% of your fund’s average daily net assets. The annual 0.20% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.75% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary a 4% up-front sales commission, which includes an advance of the first year’s service fee. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within six years of purchase, you will normally pay a

Section 3    How You Can Buy and Sell Shares

39

CDSC as shown in the schedule below. The CDSC is based on your purchase price or redemption proceeds, whichever is lower. You do not pay a CDSC on any Class B shares you purchase by reinvesting dividends.

Years Since Purchase	0-1	1-2	2-3	3-4	4-5	5-6	Over 6
CDSC	5%	4%	4%	3%	2%	1%	None

Class B shares automatically convert to Class A shares eight years after you buy them so that the distribution fees you pay over the life of your investment are limited. You will continue to pay an annual service fee on any converted Class B shares.

Class C Shares

You can purchase Class C shares at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 0.75% of your fund’s average daily net assets. The annual 0.20% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.55% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC which is calculated on the lower of your purchase price or redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends. Class C shares do not convert.

The funds have established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

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Section 3    How You Can Buy and Sell Shares

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Trustees/directors and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

Please refer to the statement of additional information for more information about Class A, Class B, Class C and Class I shares, including more detailed program descriptions and eligibility requirements.
Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. Nuveen Mutual Funds currently utilize two transfer agents, and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Defined Portfolio and Nuveen Mutual Fund distributions.

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•

Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates and such employees’ immediate family members (as defined in the statement of additional information).

•	Current and former trustees/directors of the Nuveen Funds.

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

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Section 3    How You Can Buy and Sell Shares

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the funds.

•

By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your fund, calculated after the fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your fund nor the transfer agent are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

•

By mail. You may open an account directly with the funds and buy shares by completing an application and mailing it along with your check to: Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Applications may be obtained at www.nuveen.com or by calling (800) 257-8787. No third party checks will be accepted.

The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the post office box above, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds.

•

On-line. Existing shareholders with direct accounts may process certain account transactions on-line. You may purchase additional shares or exchange shares between existing, identically registered direct accounts. You can also look up your account balance, history and dividend information, as well as order duplicate account statements and tax forms from the funds’ website. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds” and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. To purchase shares on-line, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

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By telephone. Existing shareholders with direct accounts may also process account transactions via the funds’ automated information line. Simply call (800) 257-8787, press 1 for mutual funds and the voice menu will walk you through the process. To purchase shares by telephone, you must have established Fund Direct privileges on your account prior to the requested transaction. See “Special Services—Fund Direct” below.

Section 3    How You Can Buy and Sell Shares

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To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck, or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your fund’s systematic investment plan. You can stop the deductions at any time by notifying your fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account (see “Fund Direct” below), paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A or Class C shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

Nuveen Mutual Funds currently utilize two transfer agents. Until November 30, 2011, you may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Effective December 1, 2011, you may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer

44

Section 3    How You Can Buy and Sell Shares

agent. Exchanges between funds with different transfer agents will not be allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Fund DirectSM

The Fund Direct Program allows you to link your fund account to your bank account, transfer money electronically between these accounts and perform a variety of account transactions, including purchasing shares by telephone and investing through a systematic investment plan. You may also have dividends, distributions, redemption payments or systematic withdrawal plan payments sent directly to your bank account.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption. The reinstatement privilege is not available for Class B shares. Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York Time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Section 3    How You Can Buy and Sell Shares

45

Directly to the Funds

•

By mail. You can sell your shares at any time by sending a written request to the appropriate fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530. Your request must include the following information:

•	The fund’s name;

•	Your name and account number;

•	The dollar or share amount you wish to redeem;

•	The signature of each owner exactly as it appears on the account;

•	The name of the person to whom you want your redemption proceeds paid (if other than to the shareholder of record);

•	The address where you want your redemption proceeds sent (if other than the address of record);

•	Any certificates you have for the shares; and

•	Any required signature guarantees.

After you have established your account, signatures on a written request must be guaranteed if:

•	You would like redemption proceeds payable or sent to any person, address, or bank account other than that on record;

•	You have changed the address on your fund’s records within the last 30 days;

•	Your redemption request is in excess of $50,000; or

•	You are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor. Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

•

On-line. You may redeem shares or exchange shares between existing, identically registered accounts on-line. To access your account, follow the links under “Our Products” on www.nuveen.com to “Mutual Funds” and choose “Account Access” under the “Shareholder Resources” tab. The system will walk you through the log-in process. On-line redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as shareholder of record and mailed to your address of record. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account.

46

Section 3    How You Can Buy and Sell Shares

An Important Note About Telephone Transactions

Although Nuveen Investor Services has certain safeguards and procedures to confirm the identity of callers, it will not be liable for losses resulting from following telephone instructions it reasonably believes to be genuine. Also, you should verify your trade confirmations immediately upon receipt.

•

By telephone. If your account is held with your fund and not in your brokerage account, and you have authorized telephone redemption privileges, call (800) 257-8787 to redeem your shares, press 1 for mutual funds and the voice menu will walk you through the process. Telephone redemptions are not available for shares owned in certificate form and, with respect to redemptions where the proceeds are payable by check, may not exceed $50,000. Checks will only be issued to you as the shareholder of record and mailed to your address of record, normally the next business day after the redemption request is received. If you have established Fund Direct privileges, you may have redemption proceeds transferred electronically to your bank account. In this case, the redemption proceeds will be transferred to your bank on the next business day after the redemption request is received. You should contact your bank for further information concerning the timing of the credit of the redemption proceeds in your bank account.

Contingent Deferred Sales Charge

If you redeem Class A, Class B or Class C shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class B or Class C shares subject to a CDSC, your fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee on any account held directly with the funds that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a fund elects to exercise this right, then annually the fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

47

Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies as well.

The funds declare dividends daily and pay such dividends monthly, usually on the first business day of the month. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. Each fund seeks to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period, and any such under- (or over-) distribution of income is reflected in each fund’s net asset value. This policy is designed to result in the distribution of substantially all of a fund’s net income over time. The funds declare and pay any taxable capital gains or other taxable distributions once a year at year end.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, sent via electronic funds transfer through Automated Clearing House network or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current net asset value.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds from a particular state, the regular monthly dividends you, as a taxpayer in that state, receive will generally be exempt from regular federal and state income tax. A portion of these dividends, however, may be subject to the federal alternative minimum tax.

Generally the funds do not seek to realize taxable income or capital gains. However, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund’s normal investment activities. The funds’ distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. Dividends from the funds’ long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds’ taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

48

Section 4    General Information

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund shares, you will receive the statement from that firm. If you hold your shares directly with the fund, the Distributor will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the funds may affect the taxation of your benefits.

Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Mutual Fund for shares of a different Nuveen Mutual Fund, the exchange is treated the same as a sale for tax purposes. A sale may result in capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares for more than 12 months at the time of disposition.

Please note that if you do not furnish the funds with your correct social security number or employer identification number, you fail to provide certain certifications to the funds, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the funds to withhold, federal law requires the funds to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalents of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Bracket:	A Taxable Investment Would Need to Yield:
25%	2.67%	4.00%	5.33%	6.67%
28%	2.78%	4.17%	5.56%	6.94%
33%	2.99%	4.48%	5.97%	7.46%
35%	3.08%	4.62%	6.15%	7.69%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

Section 4    General Information

49

The Distributor serves as the selling agent and distributor of the funds’ shares. In this capacity, the Distributor manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class B and Class C shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class B, and Class C shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing, and distributing advertising, sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of the funds’ assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C shares may pay more in distribution and service fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. For 2010, these payments in the aggregate were approximately 0.035% to 0.040% of the assets in the Nuveen Mutual Funds, although payments to particular financial intermediaries can be significantly higher. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

50

Section 4    General Information

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placing the funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Trustees or its designee.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Trustees. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by the fund’s investment adviser or sub-adviser.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a fund at its fair value as determined in good faith by the Board of Trustees or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. A fund may rely on an independent fair valuation service in making any such fair value determinations.

Section 4    General Information

51

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be

52

Section 4    General Information

excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals, termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian also provides certain accounting services to the funds. The funds’ transfer, shareholder services and dividend paying agent, Boston Financial Data Services, Inc., P.O. Box 8530, Boston, Massachusetts 02266-8530, performs bookkeeping, data processing and administrative services for the maintenance of shareholder accounts.

Section 4    General Information

53

Section 5    Financial Highlights

The financial highlights table is intended to help you understand a fund’s financial performance for the past five fiscal years. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned (or lost) on an investment in a fund (assuming reinvestment of all dividends and distributions). The information for each of the last five fiscal years has been audited by PricewaterhouseCoopers LLP, whose report for the most recent fiscal year, along with the funds’ financial statements, are included in the annual report, which is available upon request.

Nuveen Arizona Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)(f)	Ratios of Net Investment Income to Average Net Assets(f)	Portfolio Turnover Rate

Class A (10/86)
2011	$10.42	$.45	$(.15)	$.30	$(.45)	$—	$(.45)	$10.27	2.94%	$38,379	.89%	4.39%	6%
2010	9.82	.44	.61	1.05	(.45)	—	(.45)	10.42	10.89	46,701	.89	4.34	2
2009	10.35	.44	(.52)	(.08)	(.43)	(.02)	(.45)	9.82	(.65)	47,006	.92	4.52	27
2008	10.61	.43	(.26)	.17	(.41)	(.02)	(.43)	10.35	1.67	50,543	1.03	4.05	19
2007	10.60	.42	.05	.47	(.41)	(.05)	(.46)	10.61	4.51	60,748	1.01	3.94	19

Class B (2/97)
2011	10.43	.38	(.17)	.21	(.37)	—	(.37)	10.27	2.07	468	1.64	3.63	6
2010	9.82	.36	.62	.98	(.37)	—	(.37)	10.43	10.18	840	1.65	3.59	2
2009	10.35	.37	(.53)	(.16)	(.35)	(.02)	(.37)	9.82	(1.41)	1,764	1.67	3.76	27
2008	10.61	.35	(.26)	.09	(.33)	(.02)	(.35)	10.35	.86	2,588	1.78	3.30	19
2007	10.59	.34	.06	.40	(.33)	(.05)	(.38)	10.61	3.80	3,216	1.77	3.19	19

Class C (2/94)
2011	10.41	.40	(.16)	.24	(.39)	—	(.39)	10.26	2.35	7,104	1.44	3.83	6
2010	9.81	.39	.61	1.00	(.40)	—	(.40)	10.41	10.31	7,531	1.44	3.79	2
2009	10.34	.39	(.53)	(.14)	(.37)	(.02)	(.39)	9.81	(1.23)	6,983	1.47	3.96	27
2008	10.60	.37	(.26)	.11	(.35)	(.02)	(.37)	10.34	1.09	8,642	1.58	3.50	19
2007	10.58	.36	.06	.42	(.35)	(.05)	(.40)	10.60	4.04	9,020	1.56	3.40	19

Class I (2/97)(e)
2011	10.43	.47	(.16)	.31	(.47)	—	(.47)	10.27	3.02	13,625	.69	4.59	6
2010	9.82	.46	.62	1.08	(.47)	—	(.47)	10.43	11.19	12,885	.69	4.54	2
2009	10.35	.46	(.53)	(.07)	(.44)	(.02)	(.46)	9.82	(.46)	12,273	.72	4.72	27
2008	10.61	.45	(.26)	.19	(.43)	(.02)	(.45)	10.35	1.84	14,191	.83	4.25	19
2007	10.59	.45	.05	.50	(.43)	(.05)	(.48)	10.61	4.79	15,258	.81	4.14	19

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder report.

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

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Section 5    Financial Highlights

Nuveen Colorado Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)(f)	Ratios of Net Investment Income to Average Net Assets(f)	Portfolio Turnover Rate

Class A (5/87)
2011	$10.07	$.44	$(.19)	$.25	$(.43)	$—	$(.43)	$9.89	2.58%	$30,067	.91%	4.41%	14%
2010	9.48	.44	.58	1.02	(.43)	—	(.43)	10.07	10.98	31,964	.91	4.44	5
2009	10.09	.43	(.62)	(.19)	(.42)	—	(.42)	9.48	(1.67)	28,820	.95	4.60	12
2008	10.32	.41	(.22)	.19	(.42)	—	(.42)	10.09	1.91	30,448	.93	4.04	28
2007	10.30	.42	.02	.44	(.42)	—	(.42)	10.32	4.31	32,203	.90	3.99	17

Class B (2/97)
2011	10.08	.36	(.19)	.17	(.36)	—	(.36)	9.89	1.70	346	1.66	3.65	14
2010	9.48	.36	.60	.96	(.36)	—	(.36)	10.08	10.28	689	1.66	3.70	5
2009	10.09	.36	(.62)	(.26)	(.35)	—	(.35)	9.48	(2.44)	1,046	1.69	3.82	12
2008	10.32	.34	(.23)	.11	(.34)	—	(.34)	10.09	1.13	1,851	1.68	3.30	28
2007	10.30	.34	.02	.36	(.34)	—	(.34)	10.32	3.53	2,843	1.66	3.25	17

Class C (2/97)
2011	10.05	.38	(.19)	.19	(.38)	—	(.38)	9.86	1.92	8,694	1.46	3.86	14
2010	9.45	.38	.60	.98	(.38)	—	(.38)	10.05	10.51	8,796	1.46	3.89	5
2009	10.06	.38	(.62)	(.24)	(.37)	—	(.37)	9.45	(2.25)	7,488	1.50	4.04	12
2008	10.30	.36	(.23)	.13	(.37)	—	(.37)	10.06	1.28	8,418	1.48	3.49	28
2007	10.28	.36	.03	.39	(.37)	—	(.37)	10.30	3.78	7,034	1.45	3.44	17

Class I (2/97)(e)
2011	10.05	.46	(.20)	.26	(.45)	—	(.45)	9.86	2.67	5,435	.71	4.60	14
2010	9.45	.45	.60	1.05	(.45)	—	(.45)	10.05	11.32	3,511	.71	4.63	5
2009	10.07	.45	(.62)	(.17)	(.45)	—	(.45)	9.45	(1.55)	3,756	.74	4.78	12
2008	10.31	.43	(.23)	.20	(.44)	—	(.44)	10.07	2.06	5,428	.74	4.23	28
2007	10.29	.44	.02	.46	(.44)	—	(.44)	10.31	4.56	1,967	.70	4.19	17

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder report.

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

Section 5    Financial Highlights

55

Nuveen Maryland Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)(f)	Ratios of Net Investment Income to Average Net Assets(f)	Portfolio Turnover Rate

Class A (9/94)
2011	$10.69	$.43	$(.24)	$.19	$(.43)	$—	$(.43)	$10.45	1.78%	$69,162	.84%	4.12%	9%
2010	10.03	.43	.67	1.10	(.42)	(.02)	(.44)	10.69	11.11	77,430	.85	4.05	1
2009	10.27	.42	(.25)	.17	(.41)	—	(.41)	10.03	1.85	63,367	.86	4.30	15
2008	10.48	.40	(.21)	.19	(.40)	—	(.40)	10.27	1.84	66,838	1.00	3.89	32
2007	10.44	.40	.03	.43	(.39)	—	(.39)	10.48	4.15	68,593	1.07	3.78	5

Class B (3/97)
2011	10.70	.35	(.24)	.11	(.35)	—	(.35)	10.46	1.03	2,072	1.59	3.36	9
2010	10.04	.35	.67	1.02	(.34)	(.02)	(.36)	10.70	10.31	3,700	1.60	3.32	1
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04	1.09	6,070	1.61	3.53	15
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28	.98	8,546	1.75	3.14	32
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50	3.48	10,694	1.82	3.04	5

Class C (9/94)
2011	10.66	.38	(.25)	.13	(.37)	—	(.37)	10.42	1.22	32,705	1.39	3.57	9
2010	10.00	.37	.67	1.04	(.36)	(.02)	(.38)	10.66	10.57	35,665	1.40	3.50	1
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00	1.18	24,992	1.41	3.75	15
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25	1.31	23,611	1.55	3.34	32
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46	3.63	21,314	1.62	3.24	5

Class I (2/92)(e)
2011	10.70	.46	(.24)	.22	(.45)	—	(.45)	10.47	2.09	62,835	.64	4.33	9
2010	10.04	.45	.67	1.12	(.44)	(.02)	(.46)	10.70	11.34	64,665	.65	4.25	1
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04	1.96	53,920	.66	4.50	15
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29	2.07	58,615	.80	4.09	32
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50	4.37	45,803	.87	3.99	5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1—General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder report.

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

56

Section 5    Financial Highlights

Nuveen Municipal Bond Fund 2

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)(f)	Ratios of Net Investment Income to Average Net Assets(f)	Portfolio Turnover Rate

Class A (6/90)
2011	$9.56	$.44	$(.16)	$.28	$(.44)	$—	$(.44)	$9.40	3.00%	$98,209	.84%	4.70%	4%
2010	8.98	.44	.58	1.02	(.44)	—	(.44)	9.56	11.55	110,331	.84	4.70	15
2009	9.75	.44	(.78)	(.34)	(.43)	—	(.43)	8.98	(3.36)	113,528	.83	4.91	13
2008	10.08	.42	(.33)	.09	(.42)	—	(.42)	9.75	.93	144,215	.84	4.30	26
2007	10.08	.42	—	.42	(.42)	—	(.42)	10.08	4.21	163,736	.83	4.13	12

Class B (2/97)
2011	9.55	.37	(.16)	.21	(.37)	—	(.37)	9.39	2.22	1,916	1.59	3.93	4
2010	8.98	.37	.57	.94	(.37)	—	(.37)	9.55	10.66	4,150	1.59	3.96	15
2009	9.74	.37	(.77)	(.40)	(.36)	—	(.36)	8.98	(4.00)	6,716	1.58	4.15	13
2008	10.07	.35	(.34)	.01	(.34)	—	(.34)	9.74	.14	10,862	1.59	3.55	26
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07	3.42	14,672	1.57	3.38	12

Class C (9/95)
2011	9.54	.39	(.17)	.22	(.39)	—	(.39)	9.37	2.33	15,716	1.39	4.15	4
2010	8.96	.39	.58	.97	(.39)	—	(.39)	9.54	11.01	17,241	1.39	4.15	15
2009	9.73	.39	(.78)	(.39)	(.38)	—	(.38)	8.96	(3.92)	17,265	1.38	4.37	13
2008	10.06	.37	(.33)	.04	(.37)	—	(.37)	9.73	.38	19,463	1.39	3.75	26
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06	3.67	22,523	1.38	3.58	12

Class I (2/97)(e)
2011	9.55	.46	(.16)	.30	(.46)	—	(.46)	9.39	3.24	42,470	.64	4.90	4
2010	8.97	.46	.58	1.04	(.46)	—	(.46)	9.55	11.78	50,068	.64	4.90	15
2009	9.74	.46	(.79)	(.33)	(.44)	—	(.44)	8.97	(3.17)	50,335	.63	5.10	13
2008	10.07	.45	(.34)	.11	(.44)	—	(.44)	9.74	1.12	76,019	.64	4.50	26
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07	4.40	83,658	.63	4.33	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder report.

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

Section 5    Financial Highlights

57

Nuveen New Mexico Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)(f)	Ratios of Net Investment Income to Average Net Assets(f)	Portfolio Turnover Rate

Class A (9/92)
2011	$10.36	$.40	$(.16)	$.24	$(.41)	$—	$(.41)	$10.19	2.38%	$51,278	.86%	3.96%	2%
2010	9.93	.41	.44	.85	(.42)	—	(.42)	10.36	8.72	55,167	.87	4.02	7
2009	10.24	.42	(.32)	.10	(.41)	—	(.41)	9.93	1.19	50,256	.90	4.32	7
2008	10.36	.41	(.12)	.29	(.41)	—	(.41)	10.24	2.82	49,402	.89	3.98	9
2007	10.29	.41	.05	.46	(.39)	—	(.39)	10.36	4.51	48,069	.89	3.90	9

Class B (2/97)
2011	10.36	.33	(.18)	.15	(.33)	—	(.33)	10.18	1.53	744	1.61	3.19	2
2010	9.94	.33	.44	.77	(.35)	—	(.35)	10.36	7.85	1,853	1.62	3.28	7
2009	10.24	.35	(.31)	.04	(.34)	—	(.34)	9.94	.51	2,188	1.65	3.58	7
2008	10.36	.33	(.12)	.21	(.33)	—	(.33)	10.24	2.05	2,916	1.64	3.23	9
2007	10.29	.33	.05	.38	(.31)	—	(.31)	10.36	3.73	3,336	1.65	3.15	9

Class C (2/97)
2011	10.38	.35	(.17)	.18	(.36)	—	(.36)	10.20	1.74	19,046	1.41	3.40	2
2010	9.95	.35	.45	.80	(.37)	—	(.37)	10.38	8.13	14,706	1.41	3.46	7
2009	10.26	.37	(.32)	.05	(.36)	—	(.36)	9.95	.63	8,352	1.45	3.77	7
2008	10.38	.36	(.13)	.23	(.35)	—	(.35)	10.26	2.23	7,484	1.44	3.43	9
2007	10.30	.35	.06	.41	(.33)	—	(.33)	10.38	4.01	7,873	1.44	3.35	9

Class I (2/97)(e)
2011	10.42	.43	(.17)	.26	(.43)	—	(.43)	10.25	2.60	7,764	.66	4.18	2
2010	10.00	.43	.43	.86	(.44)	—	(.44)	10.42	8.80	4,695	.66	4.21	7
2009	10.30	.44	(.31)	.13	(.43)	—	(.43)	10.00	1.47	2,276	.70	4.51	7
2008	10.41	.43	(.12)	.31	(.42)	—	(.42)	10.30	3.09	1,376	.69	4.18	9
2007	10.33	.43	.06	.49	(.41)	—	(.41)	10.41	4.77	1,300	.69	4.10	9

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1—General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder report.

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

58

Section 5    Financial Highlights

Nuveen Pennsylvania Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)(f)	Ratios of Net Investment Income to Average Net Assets(f)	Portfolio Turnover Rate

Class A (10/86)
2011	$10.54	$.44	$(.27)	$.17	$(.43)	$—	$(.43)	$10.28	1.69%	$89,025	.82%	4.26%	6%
2010	9.96	.44	.56	1.00	(.42)	—	(.42)	10.54	10.25	95,603	.83	4.29	4
2009	10.23	.43	(.29)	.14	(.41)	—	(.41)	9.96	1.57	77,292	.84	4.44	17
2008	10.39	.40	(.16)	.24	(.40)	—	(.40)	10.23	2.39	76,293	.84	3.92	22
2007	10.33	.40	.06	.46	(.40)	—	(.40)	10.39	4.51	80,966	.86	3.84	11

Class B (2/97)
2011	10.54	.36	(.27)	.09	(.35)	—	(.35)	10.28	.92	2,210	1.57	3.50	6
2010	9.97	.37	.55	.92	(.35)	—	(.35)	10.54	9.34	3,639	1.58	3.55	4
2009	10.24	.36	(.29)	.07	(.34)	—	(.34)	9.97	.81	4,870	1.59	3.68	17
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24	1.72	6,577	1.59	3.17	22
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39	3.64	7,679	1.61	3.10	11

Class C (2/94)
2011	10.49	.38	(.27)	.11	(.37)	—	(.37)	10.23	1.10	38,812	1.37	3.71	6
2010	9.92	.39	.55	.94	(.37)	—	(.37)	10.49	9.61	38,945	1.38	3.74	4
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92	1.01	30,512	1.39	3.89	17
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19	1.86	32,929	1.39	3.37	22
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35	3.89	31,009	1.41	3.29	11

Class I (2/97)(e)
2011	10.50	.46	(.27)	.19	(.45)	—	(.45)	10.24	1.87	124,277	.62	4.46	6
2010	9.93	.46	.55	1.01	(.44)	—	(.44)	10.50	10.37	136,741	.63	4.49	4
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93	1.81	123,533	.64	4.65	17
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20	2.64	122,345	.64	4.12	22
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36	4.66	91,440	.66	4.04	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder report.

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

Section 5    Financial Highlights

59

Nuveen Virginia Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
Year Ended May 31,	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)(f)	Ratios of Net Investment Income to Average Net Assets(f)	Portfolio Turnover Rate

Class A (3/86)
2011	$10.89	$.45	$(.19)	$.26	$(.45)	$(.01)	$(.46)	$10.69	2.46%	$175,082	.81%	4.15%	8%
2010	10.24	.45	.66	1.11	(.44)	(.02)	(.46)	10.89	11.03	178,140	.82	4.19	5
2009	10.61	.45	(.37)	.08	(.43)	(.02)	(.45)	10.24	.95	156,724	.87	4.50	11
2008	10.81	.42	(.18)	.24	(.42)	(.02)	(.44)	10.61	2.24	194,526	.91	3.95	19
2007	10.74	.43	.06	.49	(.41)	(.01)	(.42)	10.81	4.60	199,092	.94	3.89	12

Class B (2/97)
2011	10.86	.36	(.18)	.18	(.37)	(.01)	(.38)	10.66	1.67	3,760	1.56	3.38	8
2010	10.20	.36	.68	1.04	(.36)	(.02)	(.38)	10.86	10.37	6,710	1.57	3.46	5
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20	.10	9,786	1.62	3.77	11
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58	1.50	11,802	1.66	3.20	19
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78	3.86	13,923	1.70	3.14	12

Class C (10/93)
2011	10.88	.39	(.19)	.20	(.39)	(.01)	(.40)	10.68	1.89	49,300	1.36	3.60	8
2010	10.22	.39	.67	1.06	(.38)	(.02)	(.40)	10.88	10.56	45,814	1.37	3.63	5
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22	.29	36,241	1.42	3.96	11
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60	1.67	37,527	1.46	3.39	19
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80	4.03	35,868	1.49	3.34	12

Class I (2/97)(e)
2011	10.85	.46	(.18)	.28	(.47)	(.01)	(.48)	10.65	2.64	146,947	.61	4.35	8
2010	10.19	.47	.67	1.14	(.46)	(.02)	(.48)	10.85	11.38	147,034	.62	4.39	5
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19	1.08	131,244	.67	4.71	11
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57	2.48	138,154	.71	4.14	19
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77	4.75	77,611	.74	4.09	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities, in the most recent shareholder reports.

(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.

(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

60

Section 5    Financial Highlights

Section 6    Glossary of Investment Terms

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•

Futures: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

•	Lipper Arizona Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Arizona Municipal Debt Fund category.

•	Lipper Colorado Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Colorado Municipal Debt Fund category.

•	Lipper Maryland Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Fund category.

•

Lipper Other States Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Fund category. The performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

•	Lipper Pennsylvania Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Fund category.

•	Lipper Virginia Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Fund category.

•

Options: Derivative contracts giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•	Standard & Poor’s (S&P) Arizona Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Arizona municipal bond market.

•

Standard & Poor’s (S&P) Colorado Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Colorado municipal bond market.

•

Standard & Poor’s (S&P) Maryland Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market.

•

Standard & Poor’s (S&P) New Mexico Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade New Mexico municipal bond market.

Section 6    Glossary of Investment Terms

61

•	Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

•

Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market.

•

Standard & Poor’s (S&P) Virginia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

62

Section 6    Glossary of Investment Terms

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Intermediate Tax Free*

Limited Term Municipal Bond

Municipal Bond

Municipal Bond 2

Short Term Municipal Bond*

Tax Free*

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

California Municipal Bond 2

California Tax Free*

Colorado Municipal Bond

Colorado Tax Free*

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Massachusetts Municipal Bond 2

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond*

Minnesota Municipal Bond*

Municipal-State (continued)

Missouri Municipal Bond

Missouri Tax Free*

Nebraska Municipal Bond*

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

New York Municipal Bond 2

North Carolina Municipal Bond

Ohio Municipal Bond

Ohio Tax Free*

Oregon Intermediate Municipal Bond*

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond*

High Income Bond*

High Yield Bond

Inflation Protected Securities*

Intermediate Government Bond*

Intermediate Term Bond*

Multi-Strategy Core Bond

Preferred Securities

Short Duration Bond

Short Term Bond*

Symphony Credit Opportunities

Symphony Floating Rate Income

Total Return Bond*

Global/International

International*

International Select*

Santa Barbara Global Growth

Santa Barbara International Growth

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Flexible Allocation

Tradewinds Global Resources

Tradewinds International Value

Tradewinds Japan

Tradewinds Small-Cap Opportunities

Value

Equity Income*

Large Cap Value*

Mid Cap Value*

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small-Mid Cap Value

Small Cap Value*

Symphony Large-Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities*

Mid Cap Growth Opportunities*

Santa Barbara Growth

Small Cap Growth Opportunities*

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select*

Mid Cap Select*

Santa Barbara Dividend Growth

Small Cap Select*

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Real Assets

Global Infrastructure*

Real Estate Securities*

Asset Allocation

Conservative Allocation

Growth Allocation

Moderate Allocation

Strategy Aggressive Growth Allocation*

Strategy Balanced Allocation*

Strategy Conservative Allocation*

Strategy Growth Allocation*

Tactical Market Opportunities*

Quantitative/Enhanced

Quantitative Enhanced Core Equity*

Index

Equity Index*

Mid Cap Index*

Small Cap Index*

*Former First American Fund.

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available, free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the funds’ website at www.nuveen.com, or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the funds are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street, NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The funds are series of Nuveen Multistate Trust I, whose Investment Company Act file number is 811-07747.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787 www.nuveen.com

MPR-MS1-0911P

NUVEEN INTERMEDIATE TAX FREE FUND

NUVEEN SHORT TERM MUNICIPAL BOND FUND

NUVEEN TAX FREE FUND

SUPPLEMENT DATED SEPTEMBER 26, 2011

TO THE PROSPECTUS DATED AUGUST 31, 2011

1.	Effective December 1, 2011, the first two paragraphs of the section “How You Can Buy and Sell Shares—Special Services—Exchanging Shares” will be deleted in their entirety and replaced with the following two paragraphs:

Nuveen Mutual Funds currently utilize two transfer agents. You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

2.	Effective October 1, 2011, the following sentence is hereby added after the first sentence of the section “How You Can Buy and Sell Shares—How to Reduce Your Sales Charge”:

Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent.

3.	Effective October 1, 2011, the following two sentences are hereby added to the end of the paragraph in the section “How You Can Buy and Sell Shares—Special Services—Reinstatement Privilege”:

Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

PLEASE KEEP THIS WITH YOUR

FUND’S PROSPECTUS

FOR FUTURE REFERENCE

MGN-FSITP-0911P

NUVEEN TAX FREE FUND

SUPPLEMENT DATED NOVEMBER 18, 2011

TO THE PROSPECTUS DATED AUGUST 31, 2011

Proposed Reorganization of

Nuveen Tax Free Fund, Nuveen Municipal Bond Fund and Nuveen Municipal Bond Fund 2 into Nuveen All-American Municipal Bond Fund

The Board of Trustees/Directors of Nuveen Municipal Trust (“NMT”), Nuveen Multistate Trust I (“NMT I”) and Nuveen Investment Funds, Inc. (“NIF”) has approved the reorganization of Nuveen Tax Free Fund (“Tax Free Fund”), a series of NIF, Nuveen Municipal Bond Fund (“Municipal Bond Fund”), a series of NMT, and Nuveen Municipal Bond Fund 2 (“Municipal Bond Fund 2”), a series of NMT I, into Nuveen All-American Municipal Bond Fund (the “Acquiring Fund”), a series of NMT. Tax Free Fund, Municipal Bond Fund and Municipal Bond Fund 2 are referred to together as the “Acquired Funds.” In order for the reorganization to occur for Tax Free Fund, it must be approved by the shareholders of that fund. There is no requirement that shareholders of each Acquired Fund approve the reorganization. Therefore, it is possible that the reorganization could occur between the Acquiring Fund and only one or two, rather than all three, of the Acquired Funds.

If Tax Free Fund’s shareholders approve the reorganization, Tax Free Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Tax Free Fund shareholders and Tax Free Fund will be terminated. As a result of these transactions, Tax Free Fund shareholders will become shareholders of the Acquiring Fund and will cease to be shareholders of Tax Free Fund. Each Tax Free Fund shareholder will receive Acquiring Fund shares with a total value equal to the total value of that shareholder’s Tax Free Fund shares immediately prior to the closing of the reorganization.

A special meeting of Tax Free Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-March 2012. If the required approval is obtained, it is anticipated that the reorganization will be consummated shortly after the special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of Tax Free Fund in mid-February 2012.

Tax Free Fund will continue sales and redemptions of its shares as described in the prospectus until shortly before its reorganization. However, holders of shares purchased after the record date set for Tax Free Fund’s special meeting of shareholders will not be entitled to vote those shares at the special meeting.

PLEASE KEEP THIS WITH YOUR PROSPECTUS

FOR FUTURE REFERENCE

MGN-FTFP-1111P

Mutual Funds

Prospectus

August 31, 2011

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Class / Ticker Symbol
Fund Name	Class A	Class C	Class C1	Class I
Nuveen Intermediate Tax Free Fund	FAMBX	—	FMBCX	FMBIX
Nuveen Short Term Municipal Bond Fund	FSHAX	NSVCX	—	FSHYX
Nuveen Tax Free Fund	FJNTX	—	FJCTX	FYNTX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this prospectus. Any representation to the contrary is a criminal offense.

NOT FDIC OR GOVERNMENT INSURED     MAY LOSE VALUE     NO BANK GUARANTEE

Section 1    Fund Summaries

Nuveen Intermediate Tax Free Fund

Investment Objective

The investment objective of the fund is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 24 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 26 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-55 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C1	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	3.00%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C1	Class I
Management Fees	0.57%	0.57%	0.57%
Distribution and Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses	0.05%	0.05%	0.05%
Total Annual Fund Operating Expenses[2]	0.82%	1.27%	0.62%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

2	Expenses have been restated to reflect current contractual fees and estimated other expenses.

2

Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C1	I	A	C1	I
1 Year	$381	$129	$63	$381	$129	$63
3 Years	$554	$403	$199	$554	$403	$199
5 Years	$741	$697	$346	$741	$697	$346
10 Years	$1,283	$1,534	$774	$1,283	$1,534	$774

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the fiscal period July 1, 2010 through April 30, 2011, the fund’s portfolio turnover rate was 9% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s sub-adviser. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s sub-adviser first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the sub-adviser evaluates factors such as credit quality, yield, maturity, liquidity, portfolio diversification, and geographical diversification. The sub-adviser conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three to ten years under normal market conditions.

Section 1    Fund Summaries

3

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs that could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

4

Section 1    Fund Summaries

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2011 was 4.00%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 5.95% and -3.12%, respectively, for the quarters ended September 30, 2009 and December 31, 2010.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C1)
Class Returns Before Taxes:
Class A	12/22/87	(0.13)%	3.33%	3.98%	N/A
Class C1	10/28/09	2.39%	N/A	N/A	3.22%
Class I	2/4/94	2.98%	4.04%	4.40%	N/A
Class A Returns After Taxes:
On Distributions		(0.16)%	3.29%	3.95%	N/A
On Distributions and Sale of Shares		1.32%	3.41%	3.99%	N/A
Barclays Capital 1-15 Year Blend Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		2.97%	4.55%	4.78%	3.58%
Lipper Intermediate Municipal Debt Funds Category Average (reflects no deduction for fees, expenses or taxes)		2.31%	3.49%	3.92%	2.97%

Section 1    Fund Summaries

5

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Paul L. Brennan, CFA	Senior Vice President	January 2011

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class C1 shares are available only through dividend reinvestments by current Class C1 shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

•   $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

•   No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

6

Section 1    Fund Summaries

Nuveen Short Term Municipal Bond Fund

Investment Objective

The investment objective of the fund is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 24 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 26 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-55 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	2.50%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C3	Class I
Management Fees	0.44%	0.44%	0.44%
Distribution and Service (12b-1) Fees	0.20%	0.55%	0.00%
Other Expenses	0.06%	0.06%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	0.71%	1.06%	0.51%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).
2	Expenses have been restated to reflect current contractual fees and estimated other expenses.
3	Class C shares were established on August 31, 2011. Accordingly, expenses, with the exception of Distribution and Service (12b-1) Fees, are based upon the actual expenses incurred by the other classes.

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C	I	A	C	I
1 Year	$321	$108	$52	$321	$108	$52
3 Years	$471	$337	$164	$471	$337	$164
5 Years	$635	$585	$285	$635	$585	$285
10 Years	$1,110	$1,294	$640	$1,110	$1,294	$640

Section 1    Fund Summaries

7

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the fiscal period July 1, 2010 through April 30, 2011, the fund’s portfolio turnover rate was 21% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s sub-adviser. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s sub-adviser first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the sub-adviser evaluates factors such as credit quality, yield, maturity, liquidity, portfolio diversification, and geographical diversification. The sub-adviser conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at three years or less under normal market conditions.

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

8

Section 1    Fund Summaries

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs that could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2011 was 2.22%.

During the eight-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 2.74% and -1.56%, respectively, for the quarters ended September 30, 2009 and September 30, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Class C shares were not offered prior to the date of this prospectus, and thus do not have any performance to report. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Section 1    Fund Summaries

9

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010
	Inception Date	1 Year	5 Years	Since Inception
Class Returns Before Taxes:
Class A	10/25/02	(0.68)%	2.50%	2.29%
Class I	10/25/02	1.98%	3.17%	2.76%
Class A Returns After Taxes:
On Distributions		(0.68)%	2.50%	2.28%
On Distributions and Sale of Shares		0.11%	2.50%	2.32%
Barclays Capital 3-Year Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		1.81%	4.22%	2.89%
Lipper Short Municipal Debt Funds Category Average (reflects no deduction for fees, expenses or taxes)		1.21%	2.55%	2.30%

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since
Christopher L. Drahn, CFA	Senior Vice President	October 2002

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Section 1    Fund Summaries

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A and Class C	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

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11

Nuveen Tax Free Fund

Investment Objective

The investment objective of the fund is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the fund. You may qualify for sales charge discounts if you and your family invest, or agree to invest in the future, at least $50,000 in the fund or in other Nuveen Mutual Funds. More information about these and other discounts, as well as eligibility requirements for each share class, is available from your financial advisor and in “What Share Classes We Offer” on page 24 of the fund’s prospectus, “How to Reduce Your Sales Charge” on page 26 of the prospectus and “Purchase and Redemption of Fund Shares” on page S-55 of the fund’s statement of additional information.

Shareholder Fees

(fees paid directly from your investment)

	Class A	Class C1	Class I
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.20%	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of purchase price or redemption proceeds)	None	1.00%	None
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	None	None	None
Exchange Fee	None	None	None
Annual Low Balance Account Fee (for accounts under $1,000)[1]	$15	$15	$15
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
	Class A	Class C1	Class I
Management Fees	0.58%	0.58%	0.58%
Distribution and Service (12b-1) Fees	0.20%	0.65%	0.00%
Other Expenses	0.06%	0.06%	0.06%
Acquired Fund Fees and Expenses	0.01%	0.01%	0.01%
Total Annual Fund Operating Expenses[2]	0.85%	1.30%	0.65%
1	Fee applies to the following types of accounts held directly with the fund: accounts established pursuant to the Uniform Transfers to Minors Act (UTMA) or Uniform Gifts to Minors Act (UGMA).

2	Expenses have been restated to reflect current contractual fees and estimated other expenses.

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Section 1    Fund Summaries

Example

The following example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then either redeem or do not redeem your shares at the end of a period. The example also assumes that your investment has a 5% return each year and that the fund’s operating expenses remain the same. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	Redemption			No Redemption
	A	C1	I	A	C1	I
1 Year	$503	$132	$66	$503	$132	$66
3 Years	$680	$412	$208	$680	$412	$208
5 Years	$872	$713	$362	$872	$713	$362
10 Years	$1,425	$1,568	$810	$1,425	$1,568	$810

Portfolio Turnover

The fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the fund’s performance. For the fiscal period July 1, 2010 through April 30, 2011, the fund’s portfolio turnover rate was 30% of the average value of its portfolio.

Principal Investment Strategies

Under normal market conditions, as a fundamental policy, the fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax.

The fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax.

The fund may invest in:

•	“general obligation” bonds;
•	“revenue” bonds;
•	participation interests in municipal leases; and
•	zero coupon municipal securities.

The fund invests mainly in securities that, at the time of purchase, are either rated investment grade or are unrated and determined to be of comparable quality by the fund’s sub-adviser. However, the fund may invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”). If the rating of a security is reduced or discontinued after purchase, the fund is not required to sell the security, but may consider doing so.

In selecting securities for the fund, the fund’s sub-adviser first determines its economic outlook and the direction in which inflation and interest rates are expected to move. In selecting individual securities consistent with this outlook, the sub-adviser evaluates factors such as credit quality, yield, maturity, liquidity, portfolio diversification, and geographical diversification. The sub-adviser conducts research on potential and current holdings in the fund to determine whether the fund should purchase or retain a security. This is a continuing process, the focus of which changes according to market conditions, the availability of various permitted investments, and cash flows into and out of the fund.

The fund will attempt to maintain the weighted average maturity of its portfolio securities at ten to twenty-five years under normal market conditions.

Section 1    Fund Summaries

13

The fund may utilize futures contracts and options on futures contracts in an attempt to manage market risk, credit risk and yield curve risk, and to manage the effective maturity or duration of securities in the fund’s portfolio. The fund may not use such instruments to gain exposure to a security or type of security that it would be prohibited by its investment restrictions from purchasing directly.

Principal Risks

The price and yield of this fund will change daily due to changes in interest rates and other factors, which means you could lose money. An investment in the fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. The principal risks of investing in this fund are described below:

Call Risk—If an issuer calls higher-yielding bonds held by the fund, performance could be adversely impacted.

Credit Risk—Credit risk is the risk that an issuer of a municipal bond may be unable or unwilling to make interest and principal payments when due and the related risk that the value of a bond may decline because of concerns about the issuer’s ability or willingness to make such payments. In addition, parties to other financial contracts with the fund could default on their obligations.

Futures Contract Risk—The use of futures contracts involves additional risks and transaction costs that could leave the fund in a worse position than if it had not used these instruments. Futures contracts may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in futures contracts could have a large impact on performance.

High Yield Securities Risk—High yield securities generally are less liquid, have more volatile prices, and have greater credit risk than investment grade securities.

Income Risk—The fund’s income could decline during periods of falling interest rates.

Interest Rate Risk—Interest rate risk is the risk that the value of the fund’s portfolio will decline because of rising interest rates.

Market Risk—The market values of municipal bonds owned by the fund may decline, at times sharply and unpredictably.

Political and Economic Risks—The values of municipal securities held by the fund may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers.

Fund Performance

The following bar chart and table provide some indication of the potential risks of investing in the fund. The fund’s past performance (before and after taxes) is not necessarily an indication of how the fund will perform in the future. Updated performance information is available at www.nuveen.com/MF/products/performancesummary.aspx or by calling (800) 257-8787.

14

Section 1    Fund Summaries

The bar chart below shows the variability of the fund’s performance from year to year for Class A shares. The performance of the other share classes will differ due to their different expense structures. The bar chart and highest/lowest quarterly returns that follow do not reflect sales charges, and if these charges were reflected, the returns would be less than those shown.

Class A Annual Total Return*

*	Class A year-to-date total return as of June 30, 2011 was 5.07%.

During the ten-year period ended December 31, 2010, the fund’s highest and lowest quarterly returns were 11.45% and -9.36%, respectively, for the quarters ended September 30, 2009 and December 31, 2008.

The table below shows the variability of the fund’s average annual returns and how they compare over the time periods indicated with those of a broad measure of market performance and an index of funds with similar investment objectives. All after-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. After-tax returns are shown for Class A shares only; after-tax returns for other share classes will vary. Your own actual after-tax returns will depend on your specific tax situation and may differ from what is shown here.

Both the bar chart and the table assume that all distributions have been reinvested. Performance reflects fee waivers, if any, in effect during the periods presented. If any such waivers were not in place, performance would be reduced.

		Average Annual Total Returns for the Periods Ended December 31, 2010[1]
	Inception Date	1 Year	5 Years	10 Years	Since Inception (Class C1)
Class Returns Before Taxes:
Class A	11/18/96	(0.87)%	2.54%	3.99%	N/A
Class C1	9/24/01	2.92%	2.88%	N/A	3.81%
Class I	11/18/96	3.57%	3.53%	4.64%	N/A
Class A Returns After Taxes:
On Distributions		(0.91)%	2.47%	3.89%	N/A
On Distributions and Sale of Shares		0.98%	2.78%	4.01%	N/A
Barclays Capital Municipal Bond Index (reflects no deduction for fees, expenses or taxes)		2.38%	4.09%	4.83%	4.61%
Lipper General Municipal Debt Funds Category Average (reflects no deduction for fees, expenses or taxes)		1.72%	2.59%	3.69%	3.47%
1	Performance presented prior to 9/24/01 represents that of the Firstar National Municipal Bond Fund, a series of Firstar Funds, Inc., which merged with the fund on that date.

Section 1    Fund Summaries

15

Management

Investment Adviser

Nuveen Fund Advisors, Inc.

Sub-Adviser

Nuveen Asset Management, LLC

Portfolio Manager

Name	Title	Portfolio Manager of Fund Since

Douglas J. White, CFA	Senior Vice President	September 2001

Purchase and Sale of Fund Shares

You may purchase, redeem or exchange shares of the fund on any business day, which is any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange shares of the fund either through a financial advisor or other financial intermediary or directly from the fund. Class C1 shares are available only through dividend reinvestments by current Class C1 shareholders. The fund’s initial and subsequent investment minimums generally are as follows, although the fund may reduce or waive the minimums in some cases:

	Class A	Class I
Eligibility and Minimum Initial Investment	$3,000

Available only through fee-based programs and to other limited categories of investors as described in the prospectus.

$100,000 for all accounts except:

• $250 for clients of financial intermediaries and family offices that have accounts holding Class I shares with an aggregate value of at least $100,000 (or that are expected to reach this level).

• No minimum for certain other categories of eligible investors as described in the prospectus.

Minimum Additional Investment	$100	No minimum.

Tax Information

The fund intends to make distributions that are exempt from regular federal income tax. All or a portion of these distributions, however, may be subject to the federal alternative minimum tax and state and local taxes.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the fund through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the fund, its distributor or its investment adviser may pay the intermediary for the sale of fund shares and related services. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary and your salesperson to recommend the fund over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

16

Section 1    Fund Summaries

Section 2    How We Manage Your Money

To help you better understand the funds, this section includes a detailed discussion of the funds’ investment and risk management strategies. For a more complete discussion of these matters, please see the statement of additional information, which is available by calling (800) 257-8787 or by visiting Nuveen’s website at www.nuveen.com.

Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”), the funds’ investment adviser, offers advisory and investment management services to a broad range of mutual fund clients. Nuveen Fund Advisors has overall responsibility for management of the funds, oversees the management of the funds’ portfolios, manages the funds’ business affairs and provides certain clerical, bookkeeping and other administrative services. Nuveen Fund Advisors is located at 333 West Wacker Drive, Chicago, Illinois 60606. Nuveen Fund Advisors is a subsidiary of Nuveen Investments, Inc. (“Nuveen Investments”). On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois. The Nuveen family of advisers has been providing advice to investment companies since 1976.

Nuveen Fund Advisors has selected its affiliate, Nuveen Asset Management, LLC (“Nuveen Asset Management”), located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to each of the funds. Nuveen Asset Management manages the investment of the funds’ assets on a discretionary basis, subject to the supervision of Nuveen Fund Advisors.

The funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, and certain Nuveen affiliates, Nuveen Fund Advisors acquired a portion of the asset management business of FAF (the “Transaction”).

The portfolio manager for Nuveen Intermediate Tax Free Fund is Paul L. Brennan. The portfolio manager for Nuveen Short Term Municipal Bond Fund is Christopher L. Drahn. The portfolio manager for Nuveen Tax Free Fund is Douglas J. White.

•

Paul L. Brennan, CFA, CPA, became a portfolio manager at Flagship Financial Inc. in 1994, and subsequently became a portfolio manager at Nuveen upon the acquisition of Flagship by Nuveen Investments in 1997. He manages investments for 24 Nuveen-sponsored investment companies, with a total of approximately $15.7 billion under management.

•

Christopher L. Drahn, CFA, entered the financial services industry with FAF in 1980, and joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction. He manages 10 Nuveen-sponsored investment companies, with a total of approximately $2.6 billion under management.

Section 2    How We Manage Your Money

17

•

Douglas J. White, CFA, entered the financial services industry in 1983, joined FAF in 1987, and joined Nuveen Asset Management on January 1, 2011 in connection with the Transaction. He manages six Nuveen-sponsored investment companies, with a total of approximately $2.7 billion under management.

Additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers and the portfolio managers’ ownership of securities in the funds is provided in the statement of additional information.

Management Fees

The management fee schedule for each fund consists of two components: a fund-level fee, based only on the amount of assets within a fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors.

The annual fund-level fee, payable monthly, is based upon the average daily net assets of each fund as follows:

Average Daily Net Assets	Nuveen Intermediate Tax Free Fund	Nuveen Short Term Municipal Bond Fund	Nuveen Tax Free Fund
For the first $125 million	0.4000%	0.2500%	0.4000%
For the next $125 million	0.3875%	0.2375%	0.3875%
For the next $250 million	0.3750%	0.2250%	0.3750%
For the next $500 million	0.3625%	0.2125%	0.3625%
For the next $1 billion	0.3500%	0.2000%	0.3500%
For net assets over $2 billion	0.3250%	0.1750%	0.3250%

Each fund’s complex-level fee rate is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen funds, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The maximum overall complex-level fee rate is 0.2000% of a fund’s average daily net assets, which is based upon complex-level eligible assets of $55 billion, with the complex-level fee rate decreasing incrementally for eligible assets above that level. Fund-specific complex-level fee rates will not exceed the maximum overall complex-level fee rate of 0.2000%. As of June 30, 2011, the funds’ complex-level fee rates were as follows:

Complex-Level Fee Rate
Nuveen Intermediate Tax Free Fund	0.1978%
Nuveen Short Term Municipal Bond Fund	0.1997%
Nuveen Tax Free Fund	0.1986%

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Section 2    How We Manage Your Money

The table below reflects management fees paid to FAF (prior to January 1, 2011) and to Nuveen Asset Management (starting on January 1, 2011), after taking into account any fee waivers, for the funds’ most recently completed fiscal period. FAF provided advisory services pursuant to a different management agreement with a different fee schedule. FAF did not provide any administrative services under that agreement.

Management Fee as a % of Average Daily Net Assets
Nuveen Intermediate Tax Free Fund	0.48%
Nuveen Short Term Municipal Bond Fund	0.35%
Nuveen Tax Free Fund	0.46%

Nuveen Fund Advisors has contractually agreed to reimburse Class A share 12b-1 fees through March 31, 2012 to the extent necessary so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired fund fees and expenses, do not exceed 0.75% for Class A shares of each fund. These expense reimbursements will not be terminated prior to that time without the approval of the Board of Directors of the funds. In addition, the funds’ distributor has contractually agreed to limit its Class A share 12b-1 fees for Nuveen Intermediate Tax Free Fund to 0.15% of average daily net assets through March 31, 2012.

Nuveen Fund Advisors has agreed to waive fees and/or reimburse expenses through August 31, 2012 so that total annual fund operating expenses (excluding acquired fund fees and expenses) for each fund set forth below do not exceed the following percentage of the average daily net assets of any class of fund shares:

	Class A	Class C	Class C1	Class I
Nuveen Intermediate Tax Free Fund	0.90%	N/A	1.35%	0.70%
Nuveen Short Term Municipal Bond Fund	0.80%	1.15%	N/A	0.60%
Nuveen Tax Free Fund	0.90%	N/A	1.35%	0.70%

These expense limitations expiring August 31, 2012, may be terminated or modified prior to that date only with the approval of the Board of Directors of the funds.

Information regarding the Board of Directors’ approval of the investment management agreements is available in the funds’ annual report for the fiscal period ended April 30, 2011.

The funds’ investment objectives, which are described in the “Fund Summaries” section, may be changed without shareholder approval. If a fund’s investment objective changes, you will be notified at least 60 days in advance. The funds’ investment policies may be changed by the Board of Directors without shareholder approval unless otherwise noted in this prospectus or the statement of additional information.

The funds’ principal investment strategies are discussed in the “Fund Summaries” section. These are the strategies that the funds’ investment adviser and sub-adviser believe are most likely to be important in trying to achieve the funds’ investment objectives. This section provides more information about these strategies, as well as information about some

Section 2    How We Manage Your Money

19

additional strategies that the funds’ sub-adviser uses, or may use, to achieve the funds’ objectives. You should be aware that each fund may also use strategies and invest in securities that are not described in this prospectus, but that are described in the statement of additional information. For a copy of the statement of additional information, call Nuveen Investor Services at (800) 257-8787.

Municipal Securities

Municipal securities are issued to finance public infrastructure projects such as streets and highways, schools, water and sewer systems, hospitals, and airports. They also may be issued to refinance outstanding obligations as well as to obtain funds for general operating expenses and for loans to other public institutions and facilities. The funds may invest in municipal securities such as “general obligation” bonds, “revenue” bonds, and participation interests in municipal leases. General obligation bonds are backed by the full faith, credit, and taxing power of the issuer. Revenue bonds are payable only from the revenues generated by a specific project or from another specific revenue source. Participation interests in municipal leases are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities.

The municipal securities in which the funds invest may include refunded bonds and zero coupon bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become “refunded” when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations. Zero coupon bonds are issued at substantial discounts from their value at maturity and pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value.

The debt obligations in which the funds invest may have variable, floating, or fixed interest rates.

Ratings

The funds have investment strategies requiring them to invest in municipal securities that have received a particular rating from a rating service such as Moody’s or Standard & Poor’s. Any reference in this prospectus to a specific rating encompasses all gradations of that rating. For example, if the prospectus says that a fund may invest in securities rated as low as B, the fund may invest in securities rated B – .

Temporary Investments

In an attempt to respond to adverse market, economic, political, or other conditions, each fund may temporarily invest without limit in cash and in U.S. dollar-denominated high-quality money market instruments and other short-term securities, including securities which pay income that is subject to federal and state income tax. Because these investments may be taxable, and may result in a lower yield than would be available from investments with a lower quality or longer term, they may prevent a fund from achieving its investment objective.

Portfolio Holdings

A description of the funds’ policies and procedures with respect to the disclosure of the funds’ portfolio holdings is available in the funds’ statement of additional information. Certain portfolio holdings information for each

20

Section 2    How We Manage Your Money

fund is available on the funds’ website—www.nuveen.com—by clicking the “Our Products—Mutual Funds” section on the home page and following the applicable link for your fund in the “Search Mutual Fund Family” section. By following these links, you can obtain a list of your fund’s top ten holdings and a complete list of holdings of your fund as of the end of the most recent month. The holdings information is generally made available on the funds’ website approximately five business days following the end of each most recent month. This information will remain available on the website until the funds file with the Securities and Exchange Commission their annual, semi-annual or quarterly holdings report for the fiscal period that includes the date(s) as of which the website information is current.

Risk is inherent in all investing. Investing in a mutual fund—even the most conservative—involves risk, including the risk that you may receive little or no return on your investment or even that you may lose part or all of your investment. Therefore, before investing you should consider carefully the principal risks for each fund and the other risks listed below that you assume when you invest in the funds. Because of these risks, you should consider an investment in the funds to be a long-term investment.

Principal Risks

Call risk: Many municipal bonds may be redeemed at the option of the issuer, or “called,” before their stated maturity date. In general, an issuer will call its bonds if they can be refinanced by issuing new bonds which bear a lower interest rate. The funds are subject to the possibility that during periods of falling interest rates, a municipal bond issuer will call its high-yielding bonds. A fund would then be forced to invest the unanticipated proceeds at lower interest rates, resulting in a decline in the fund’s income.

Credit risk: The funds are subject to the risk that the issuers of debt securities held by the funds will not make payments on the securities. There is also the risk that an issuer could suffer adverse changes in financial condition that could lower the credit quality of a security. This could lead to greater volatility in the price of the security and in shares of the fund. Also, a change in the credit quality rating of a bond could affect the bond’s liquidity and make it more difficult for a fund to sell. When a fund purchases unrated securities, it will depend on the sub-adviser’s analysis of credit risk without the assessment of an independent rating organization, such as Moody’s or Standard & Poor’s.

Futures contract risk: The use of futures contracts exposes a fund to additional risks and transaction costs. Additional risks include the risk that securities prices, index prices, or interest rates will not move in the direction that the sub-adviser anticipates; an imperfect correlation between the price of the futures contract and movements in the prices of the securities being hedged; the possible absence of a liquid secondary market for any particular instrument and possible exchange imposed price fluctuation limits, either of which may make it difficult or impossible to close out a position when desired; leverage risk, which is the risk that adverse price movements in a futures contract can result in a loss substantially greater than the fund’s initial investment in that futures contract; and the risk that the counterparty will fail to perform its obligations, which could leave the fund worse off than if it had not entered into the position. If a fund uses futures contracts and the sub-adviser’s judgment proves incorrect, the fund’s performance could be worse than if it had not used these instruments.

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21

High yield securities risk: Each fund may invest in high yield securities, which usually offer higher yields than investment grade securities, but also involve more risk. High yield securities may be more susceptible to real or perceived adverse economic conditions than investment grade securities. In addition, the secondary trading market may be less liquid, meaning that it may be more difficult to sell or buy a security at a favorable price or time. Consequently, these funds may have to accept a lower price to sell a security, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative effect on a fund’s performance. High yield securities generally have more volatile prices and carry more risk to principal than investment grade securities.

Income risk: Each fund’s income could decline due to falling market interest rates. This is because, in a falling interest rate environment, the funds generally will have to invest the proceeds from sales of fund shares, as well as the proceeds from maturing portfolio securities (or portfolio securities that have been called, see “Call risk” above), in lower-yielding securities.

Interest rate risk: Debt securities in the funds will fluctuate in value with changes in interest rates. In general, debt securities will increase in value when interest rates fall and decrease in value when interest rates rise. Longer-term debt securities are generally more sensitive to interest rate changes. The funds may invest in zero coupon securities, which do not pay interest on a current basis and which may be highly volatile as interest rates rise or fall.

Market risk: Market risk is the risk that the market values of municipal bonds owned by the funds will decline, at times sharply and unpredictably. Market values of municipal bonds are affected by a number of different factors, including changes in interest rates, the credit quality of bond issuers, and general economic and market conditions.

Political and economic risks: The values of municipal securities may be adversely affected by local political and economic conditions and developments. Adverse conditions in an industry significant to a local economy could have a correspondingly adverse effect on the financial condition of local issuers. Other factors that could affect municipal securities include a change in the local, state, or national economy, demographic factors, ecological or environmental concerns, statutory limitations on the issuer’s ability to increase taxes, and other developments generally affecting the revenue of issuers (for example, legislation or court decisions reducing state aid to local governments or mandating additional services). The value of municipal securities also may be adversely affected by future changes in federal or state income tax laws, including rate reductions, the imposition of a flat tax, or the loss of a current state income tax exemption.

Other Risks

Inflation risk: The value of assets or income from investments may be less in the future as inflation decreases the value of money. As inflation increases, the value of a fund’s assets can decline, as can the value of a fund’s distributions.

Municipal lease obligations risk: Each fund may purchase participation interests in municipal leases. These are undivided interests in a lease, installment purchase contract, or conditional sale contract entered into by a state or local government unit to acquire equipment or facilities. Participation interests in municipal leases pose special risks because many leases and contracts contain “non-appropriation” clauses that provide that

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Section 2    How We Manage Your Money

the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body. Although these kinds of obligations are secured by the leased equipment or facilities, it might be difficult and time consuming to dispose of the equipment or facilities in the event of non-appropriation, and a fund might not recover the full principal amount of the obligation.

Reliance on investment adviser risk: Each fund is dependent upon services and resources provided by Nuveen Fund Advisors, and therefore Nuveen Fund Advisor’s parent, Nuveen Investments. Nuveen Investments has a substantial amount of indebtedness. Nuveen Investments, through its own business or the financial support of its affiliates, may not be able to generate sufficient cash flow from operations or ensure that future borrowings will be available in an amount sufficient to enable it to pay its indebtedness with scheduled maturities beginning in 2014 or to fund its other liquidity needs. Nuveen Investments’ failure to satisfy the terms of its indebtedness, including covenants therein, may generally have an adverse effect on the financial condition of Nuveen Investments and on the ability of Nuveen Fund Advisors to provide services and resources to the funds.

Tax risk: Income from municipal bonds held by the funds could be declared taxable because of unfavorable changes in tax laws, adverse interpretations by the Internal Revenue Service or state tax authorities, or noncompliant conduct of a bond issuer. In addition, a portion of a fund’s otherwise exempt-interest dividends may be taxable to those shareholders subject to the federal alternative minimum tax.

Section 2    How We Manage Your Money

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Section 3    How You Can Buy and Sell Shares

The funds offer multiple classes of shares, each with a different combination of sales charges, fees, eligibility requirements and other features. Your financial advisor can help you determine which class is best for you. For further details, please see the statement of additional information.

Class A Shares

You can purchase Class A shares at the offering price, which is the net asset value per share plus an up-front sales charge. You may qualify for a reduced sales charge, or the sales charge may be waived, as described in “How to Reduce Your Sales Charge.” Class A shares are also subject to an annual service fee of 0.20% (0.15% for Class A shares of Nuveen Intermediate Tax Free Fund) of your fund’s average daily net assets, which compensates your financial advisor or other financial intermediary for providing ongoing service to you. Nuveen Securities, LLC (the “Distributor”), a subsidiary of Nuveen Investments and the distributor of the funds, retains the up-front sales charge and the service fee on accounts with no financial intermediary of record. The up-front Class A sales charges for the funds are as follows:

Nuveen Intermediate Tax Free Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	3.00%	3.09%	2.50%
$50,000 but less than $100,000	2.50	2.56	2.00
$100,000 but less than $250,000	2.00	2.04	1.50
$250,000 but less than $500,000	1.50	1.52	1.25
$500,000 but less than $1,000,000	1.25	1.27	1.00
$1,000,000 and over*	—	—	0.75
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 0.75% of the first $2.5 million, plus 0.50% of the amount over $2.5 million. Unless you are eligible for a waiver, you may be assessed a contingent deferred sales charge (“CDSC”) of 0.75% if you redeem any of your shares within 6 months of purchase, 0.50% if you redeem any of your shares within 12 months of purchase and 0.25% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Nuveen Short Term Municipal Bond Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	2.50%	2.56%	2.00%
$50,000 but less than $100,000	2.00	2.04	1.60
$100,000 but less than $250,000	1.50	1.52	1.20
$250,000 and over*	—	—	0.60
*	You can purchase $250,000 or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 0.60% of the first $2.5 million, plus 0.50% of the next $2.5 million, plus 0.25% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a CDSC of 0.60% if you redeem any of your shares within 6 months of purchase, 0.50% if you redeem any of your shares within 12 months of purchase and 0.25% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

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Section 3    How You Can Buy and Sell Shares

Nuveen Tax Free Fund

Amount of Purchase	Sales Charge as % of Public Offering Price	Sales Charge as % of Net Amount Invested	Maximum Financial Intermediary Commission as % of Public Offering Price
Less than $50,000	4.20%	4.38%	3.70%
$50,000 but less than $100,000	4.00	4.18	3.50
$100,000 but less than $250,000	3.50	3.63	3.00
$250,000 but less than $500,000	2.50	2.56	2.00
$500,000 but less than $1,000,000	2.00	2.04	1.50
$1,000,000 and over*	—	—	1.00
*	You can purchase $1 million or more of Class A shares at net asset value without an up-front sales charge. The Distributor pays financial intermediaries of record a commission equal to 1.00% of the first $2.5 million, plus 0.75% of the next $2.5 million, plus 0.50% of the amount over $5 million. Unless you are eligible for a waiver, you may be assessed a CDSC of 1% if you redeem any of your shares within 6 months of purchase, 0.75% if you redeem any of your shares within 12 months of purchase and 0.50% if you redeem any of your shares within 18 months of purchase. See “How to Sell Shares—Contingent Deferred Sales Charge” below for more information.

Class C Shares

Nuveen Short Term Municipal Bond Fund issues Class C shares. You can purchase Class C shares of this fund at the offering price, which is the net asset value per share without any up-front sales charge. Class C shares are subject to annual distribution and service fees of 0.55% of the fund’s average daily net assets. The annual 0.20% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.35% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or your redemption proceeds. You do not pay a CDSC on any Class C shares you purchase by reinvesting dividends.

The fund has established a limit to the amount of Class C shares that may be purchased by an individual investor. See the statement of additional information for more information.

Class C1 Shares

Nuveen Intermediate Tax Free Fund and Nuveen Tax Free Fund issue Class C1 shares. Class C1 shares are not available for new accounts or for additional investment into existing accounts, but Class C1 shares can be issued for purposes of dividend reinvestment. Class C1 shares are subject to annual distribution and service fees of 0.65% of your fund’s average daily net assets. The annual 0.25% service fee compensates your financial advisor or other financial intermediary for providing ongoing service to you. The annual 0.40% distribution fee compensates the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission as well as an advance of the first year’s service and distribution fees. The Distributor retains the service and distribution fees on accounts with no financial intermediary of record. If you redeem your shares within 12 months of purchase, you will normally pay a 1% CDSC, which is calculated on the lower of your purchase price or your redemption proceeds.

You do not pay a CDSC on any Class C1 shares you purchase by reinvesting dividends.

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Class I Shares

You can purchase Class I shares at the offering price, which is the net asset value per share without any up-front sales charge. As Class I shares are not subject to sales charges or ongoing service or distribution fees, they have lower ongoing expenses than the other classes.

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase, with no minimum initial investment, by the following categories of investors:

•	Certain bank or broker-affiliated trust departments.

•	Advisory accounts of Nuveen Fund Advisors and its affiliates.

•	Trustees/directors and former trustees/directors of any Nuveen Fund, and their immediate family members (as defined in the statement of additional information).

•	Officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members.

•	Full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members.

•	Certain financial intermediary personnel, and their immediate family members.

Please refer to the statement of additional information for more information about Class A, Class C, Class C1 and Class I shares, including more detailed program descriptions and eligibility requirements. Additional information is also available from your financial advisor, who can also help you prepare any necessary application forms.

The funds offer a number of ways to reduce or eliminate the up-front sales charge on Class A shares. See “What Share Classes We Offer” (above) for a discussion of eligibility requirements for purchasing Class I shares.

Class A Sales Charge Reductions

•

Rights of Accumulation. In calculating the appropriate sales charge on a purchase of Class A shares of a fund, you may be able to add the amount of your purchase to the value, based on the current net asset value per share, of all of your prior purchases of any Nuveen Mutual Fund.

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Section 3    How You Can Buy and Sell Shares

•

Letter of Intent. Subject to certain requirements, you may purchase Class A shares of a fund at the sales charge rate applicable to the total amount of the purchases you intend to make over a 13-month period.

For purposes of calculating the appropriate sales charge as described under Rights of Accumulation and Letter of Intent above, you may include purchases by (i) you, (ii) your spouse or domestic partner and children under the age of 21 years, and (iii) a corporation, partnership or sole proprietorship that is 100% owned by any of the persons in (i) or (ii). In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Class A Sales Charge Waivers

Class A shares of a fund may be purchased at net asset value without a sales charge as follows:

•	Purchases of $1,000,000 or more.

•	Monies representing reinvestment of Nuveen Mutual Fund distributions.

•

Employees of Nuveen Investments and its affiliates. Purchases by full-time and retired employees of Nuveen Investments and its affiliates, and such employees’ immediate family members (as defined in the statement of additional information).

•	Trustees/directors and former trustees/directors of the Nuveen Funds.

•

Financial intermediary personnel. Purchases by any person who, for at least the last 90 days, has been an officer, director, or bona fide employee of any financial intermediary or any such person’s immediate family member.

•

Certain trust departments. Purchases by bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity.

•

Additional categories of investors. Purchases made by: (i) investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; (ii) clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services and (iii) through December 31, 2011, shareholders of funds not currently sub-advised by Nuveen Asset Management that were sub-advised by FAF prior to the closing of its Transaction with Nuveen Investments.

In order to obtain a sales charge reduction or waiver, it may be necessary at the time of purchase for you to inform the funds or your financial advisor of the existence of other accounts in which there are holdings eligible to be aggregated for such purposes. You may need to provide the funds or your financial advisor information or records, such as account statements, in order to verify your eligibility for a sales charge reduction or waiver. This may include account statements of family members and information regarding Nuveen Mutual Fund shares held in accounts with other financial advisors. You or your financial advisor must notify the Distributor at the time of each purchase if you are eligible for any of these programs. The funds may modify or discontinue these programs at any time.

Section 3    How You Can Buy and Sell Shares

27

Fund shares may be purchased on any business day, which is any day the New York Stock Exchange (the “NYSE”) is open for business. Generally, the NYSE is closed on weekends and national holidays. The share price you pay depends on when the Distributor receives your order. Orders received before the close of trading on a business day (normally, 4:00 p.m. New York time) will receive that day’s closing share price; otherwise, you will receive the next business day’s price.

You may purchase fund shares (1) through a financial advisor or (2) directly from the funds.

Through a Financial Advisor

You may buy shares through your financial advisor, who can handle all the details for you, including opening a new account. Financial advisors can also help you review your financial needs and formulate long-term investment goals and objectives. In addition, financial advisors generally can help you develop a customized financial plan, select investments and monitor and review your portfolio on an ongoing basis to help assure your investments continue to meet your needs as circumstances change. Financial advisors (including brokers or agents) are paid for providing ongoing investment advice and services, either from fund sales charges and fees or by charging you a separate fee in lieu of a sales charge.

Financial advisors or other dealer firms may charge their customers a processing or service fee in connection with the purchase or redemption of fund shares. The amount and applicability of such a fee is determined and disclosed to customers by each individual dealer. Processing or service fees typically are fixed, nominal dollar amounts and are in addition to the sales and other charges described in this prospectus and the statement of additional information. Your dealer will provide you with specific information about any processing or service fees you will be charged. Shares you purchase through your financial advisor or other intermediary will normally be held with that firm. For more information, please contact your financial advisor.

Directly from the Funds

Eligible investors may purchase shares directly from the funds.

By wire. You can purchase shares by making a wire transfer from your bank. Before making an initial investment by wire, you must submit a new account form to a fund. After receiving your form, a service representative will contact you with your account number and wiring instructions. Your order will be priced at the next closing share price based on the share class of your fund, calculated after the fund’s custodian receives your payment by wire. Wired funds must be received prior to 4:00 p.m. New York time to be eligible for same day pricing. Neither your fund nor the transfer agent are responsible for the consequences of delays resulting from the banking or Federal Reserve wire system, or from incomplete wiring instructions. Before making any additional purchases by wire, you should call Nuveen Investor Services at (800) 257-8787. You cannot purchase shares by wire on days when federally chartered banks are closed.

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Section 3    How You Can Buy and Sell Shares

By mail. To purchase shares by mail, simply complete and sign a new account form, enclose a check made payable to the fund you wish to invest in, and mail both to:

Regular U.S. Mail:	Overnight Express Mail:
Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

The funds do not consider the U.S. Postal Service or other independent delivery services to be their agents. Therefore, deposit in the mail or with such services, or receipt at the transfer agent’s post office box, of purchase orders or redemption requests does not constitute receipt by the transfer agent of the funds.

After you have established an account, you may continue to purchase shares by mailing your check to Nuveen Mutual Funds at the same address.

Please note the following:

•	All purchases must be drawn on a bank located within the United States and payable in U.S. dollars to Nuveen Mutual Funds.

•

Cash, money orders, cashier’s checks in amounts less than $10,000, third-party checks, Treasury checks, credit card checks, traveler’s checks, starter checks, and credit cards will not be accepted. We are unable to accept post dated checks, post dated on-line bill pay checks, or any conditional order of payment.

•

If a check or ACH transaction does not clear your bank, the funds reserve the right to cancel the purchase, and you may be charged a fee of $25 per check or transaction. You could be liable for any losses or fees incurred by the fund as a result of your check or ACH transaction failing to clear.

To help make your investing with us easy and efficient, we offer you the following services at no extra cost. Your financial advisor can help you complete the forms for these services, or you can call Nuveen Investor Services at (800) 257-8787 for copies of the necessary forms.

Systematic Investing

Once you have opened an account satisfying the applicable investment minimum, systematic investing allows you to make regular additional investments through automatic deductions from your bank account, directly from your paycheck or from exchanging shares from another mutual fund account. The minimum automatic deduction is $100 per month. There is no charge to participate in your fund’s systematic investment plan. You can stop the deductions at any time by notifying your fund in writing.

•	From your bank account. You can make systematic investments of $100 or more per month by authorizing your fund to draw pre-authorized checks on your bank account.

•

From your paycheck. With your employer’s consent, you can make systematic investments each pay period (collectively meeting the monthly minimum of $100) by authorizing your employer to deduct monies from your paycheck.

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29

•

Systematic exchanging. You can make systematic investments by authorizing the Distributor to exchange shares from one Nuveen Mutual Fund account into another identically registered Nuveen Mutual Fund account of the same share class.

Systematic Withdrawal

If the value of your fund account is at least $10,000, you may request to have $50 or more withdrawn automatically from your account. You may elect to receive payments monthly, quarterly, semi-annually or annually, and may choose to receive a check, have the monies transferred directly into your bank account, paid to a third party or sent payable to you at an address other than your address of record. You must complete the appropriate section of the account application or Account Update Form to participate in each fund’s systematic withdrawal plan.

You should not establish systematic withdrawals if you intend to make concurrent purchases of Class A, Class C or Class C1 shares because you may unnecessarily pay a sales charge or CDSC on these purchases.

Exchanging Shares

You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging, and, if your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. You may also, under certain limited circumstances, exchange between certain classes of shares of the same fund, subject to the payment of any applicable CDSC. Please consult the statement of additional information for details.

Each fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

Because an exchange between funds is treated for tax purposes as a purchase and sale, any gain may be subject to tax. An exchange between classes of shares of the same fund may not be considered a taxable event. You should consult your tax advisor about the tax consequences of exchanging your shares.

Reinstatement Privilege

If you redeem fund shares, you may reinvest all or part of your redemption proceeds up to one year later without incurring any additional charges. You may only reinvest into the same share class you redeemed. If you paid a CDSC, your fund will refund your CDSC and reinstate your holding period for purposes of calculating the CDSC. You may use this reinstatement privilege only once for any redemption.

You may sell (redeem) your shares on any business day. You will receive the share price next determined after your fund has received your properly completed redemption request. Your redemption request must be received before the close of trading on the NYSE (normally, 4:00 p.m. New York time) for you to receive that day’s price. The fund will normally mail your check the next business day after a redemption request is received, but in no event more than seven days after your request is received. If you are selling shares

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Section 3    How You Can Buy and Sell Shares

purchased recently with a check, your redemption proceeds will not be mailed until your check has cleared, which may take up to ten days from your purchase date.

You may sell your shares (1) through a financial advisor or (2) directly to the funds.

Through a Financial Advisor

You may sell your shares through your financial advisor, who can prepare the necessary documentation. Your financial advisor may charge for this service.

Directly to the Funds

By telephone. If you did not purchase shares through a financial advisor, you may redeem your shares by calling Nuveen Investor Services at (800) 257-8787. Proceeds can be wired to your bank account (if you have previously supplied your bank account information to the fund) or sent to you by check. The funds charge a $15 fee for wire redemptions, but have the right to waive this fee for shares redeemed through certain financial intermediaries and by certain accounts. Proceeds also can be sent directly to your bank or brokerage account via electronic funds transfer if your bank or brokerage firm is a member of the ACH network. Credit is usually available within two to three business days. The funds reserve the right to limit telephone redemptions to $50,000 per account per day.

If you recently purchased your shares by check or through the ACH network, proceeds from the sale of those shares may not be available until your check or ACH payment has cleared, which may take up to ten business days from the date of purchase.

By mail. To redeem shares by mail, send a written request to your financial intermediary, or to the fund at the following address:

Regular U.S. Mail:	Overnight Express Mail:
Nuveen Mutual Funds	Nuveen Mutual Funds
P.O. Box 701	615 East Michigan Street
Milwaukee, WI 53201-0701	Milwaukee, WI 53202

Your request should include the following information:

•	name of the fund;

•	account number;

•	dollar amount or number of shares redeemed;

•	name on the account;

•	signatures of all registered account owners; and

•	any certificate you have for the shares.

After you have established your account, signatures on a written request must be guaranteed if:

•	you would like redemption proceeds payable or sent to any person, address or bank account other than that on record;

•	you have changed the address on the fund’s records within the last 30 days;

•	your redemption request is in excess of $50,000; or

•	you are requesting a change in ownership on your account.

Non-financial transactions, including establishing or modifying certain services such as changing bank information on an account, will require a

Section 3    How You Can Buy and Sell Shares

31

signature guarantee or signature verification from a Medallion Signature Guarantee Program member or other acceptable form of authentication from a financial institution source. In addition to the situations described above, the funds reserve the right to require a signature guarantee, or another acceptable form of signature verification, in other instances based on the circumstances of a particular situation.

A signature guarantee assures that a signature is genuine and protects shareholders from unauthorized account transfers. Banks, savings and loan associations, trust companies, credit unions, broker-dealers and member firms of a national securities exchange may guarantee signatures. Call your financial intermediary to determine if it has this capability. A notary public is not an acceptable signature guarantor.

Proceeds from a written redemption request will be sent to you by check unless another form of payment is requested.

By wire. You can call or write to have redemption proceeds sent to a bank account. See the policies for redeeming shares by phone or by mail. Before requesting to have redemption proceeds sent to a bank account, please make sure the funds have your bank account information on file. If the funds do not have this information, you will need to send written instructions with your bank’s name and a voided check or pre-printed savings account deposit slip. You must provide written instructions signed by all fund and bank account owners, and each individual must have their signature guaranteed.

Contingent Deferred Sales Charge

If you redeem Class A, Class C or Class C1 shares that are subject to a CDSC, you may be assessed a CDSC upon redemption. When you redeem Class A, Class C or Class C1 shares subject to a CDSC, your fund will first redeem any shares that are not subject to a CDSC, and then redeem the shares you have owned for the longest period of time, unless you ask the fund to redeem your shares in a different order. No CDSC is imposed on shares you buy through the reinvestment of dividends and capital gains. The CDSC holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. When you redeem shares subject to a CDSC, the CDSC is calculated on the lower of your purchase price or redemption proceeds, deducted from your redemption proceeds, and paid to the Distributor. The CDSC may be waived under certain special circumstances as described in the statement of additional information.

Accounts with Low Balances

The funds reserve the right to liquidate or assess a low balance fee on any account held directly with the funds that has a balance that has fallen below the account balance minimum of $1,000 for any reason, including market fluctuations.

If a fund elects to exercise this right, then annually the fund will assess a $15 low balance account fee on certain accounts with balances under the account balance minimum that are accounts established pursuant to the UTMA or UGMA. At the same time, other accounts with balances under the account balance minimum will be liquidated, with proceeds being mailed to the address of record. Prior to the assessment of any low balance fee or liquidation of low balance accounts, affected shareholders will receive a communication notifying them of the pending action, thereby providing time to ensure that balances are at or above the account balance minimum prior to any fee assessment or account liquidation. You will not be assessed a CDSC if your account is liquidated.

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Section 3    How You Can Buy and Sell Shares

Redemptions In-Kind

The funds generally pay redemption proceeds in cash. Under unusual conditions that make cash payment unwise and for the protection of existing shareholders, the funds may pay all or a portion of your redemption proceeds in securities or other fund assets. Although it is unlikely that your shares would be redeemed in-kind, you would probably have to pay brokerage costs to sell the securities distributed to you, as well as taxes on any capital gains from that sale.

Section 3    How You Can Buy and Sell Shares

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Section 4    General Information

To help you understand the tax implications of investing in the funds, this section includes important details about how the funds make distributions to shareholders. We discuss some other fund policies as well.

The funds declare dividends daily and pay such dividends monthly, usually on the first business day of the month. Your account will begin to accrue dividends on the business day after the day when the monies used to purchase your shares are collected by the transfer agent. Each fund seeks to pay monthly tax-exempt dividends at a level rate that reflects the past and projected net income of the fund. To help maintain more stable monthly distributions, the distribution paid by a fund for any particular monthly period may be more or less than the amount of net income actually earned by the fund during such period, and any such under- (or over-) distribution of income is reflected in each fund’s net asset value. This policy is designed to result in the distribution of substantially all of a fund’s net income over time. The funds declare and pay any taxable capital gains or other taxable distributions once a year at year end.

Payment and Reinvestment Options

The funds automatically reinvest your dividends in additional fund shares unless you request otherwise. You may request to have your dividends paid to you by check, deposited directly into your bank account, paid to a third party, sent to an address other than your address of record or reinvested in shares of another Nuveen Mutual Fund. For further information, contact your financial advisor or call Nuveen Investor Services at (800) 257-8787. If you request that your distributions be paid by check but those distributions cannot be delivered because of an incorrect mailing address, or if a distribution check remains uncashed for six months, the undelivered or uncashed distributions and all future distributions will be reinvested in fund shares at the current net asset value.

Taxes and Tax Reporting

Because the funds invest primarily in municipal bonds, the regular monthly dividends you receive will generally be exempt from regular federal income tax. All or a portion of these dividends, however, may be subject to state and local taxes or to the federal alternative minimum tax.

Generally the funds do not seek to realize taxable income or capital gains. However, the funds may realize and distribute taxable income or capital gains from time to time as a result of each fund’s normal investment activities. The funds’ distributions of these amounts are taxed as ordinary income or capital gains and are taxable whether received in cash or reinvested in additional shares. These distributions may also be subject to state and local tax. Dividends from the funds’ long-term capital gains are taxable as capital gains, while dividends from short-term capital gains and net investment income are generally taxable as ordinary income. The funds’ taxable dividends are not expected to qualify for a dividends received deduction if you are a corporate shareholder or for the lower tax rates on qualified dividend income.

Early in each year, you will receive a statement detailing the amount and nature of all dividends and capital gains that you were paid during the prior year. If you hold your investment at the firm where you purchased your fund

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Section 4    General Information

shares, you will receive the statement from that firm. If you hold your shares directly with the fund, the Distributor will send you the statement. The tax status of your dividends is the same whether you reinvest your dividends or elect to receive them in cash.

If you receive social security or railroad retirement benefits, you should consult your tax advisor about how an investment in the funds may affect the taxation of your benefits.

Each sale or exchange of fund shares may be a taxable event. When you exchange shares of one Nuveen Mutual Fund for shares of a different Nuveen Mutual Fund, the exchange is treated the same as a sale for tax purposes. A sale may result in capital gain or loss to you. The gain or loss generally will be treated as short-term if you held the shares for 12 months or less and long-term if you held the shares for more than 12 months at the time of disposition.

Please note that if you do not furnish the funds with your correct social security number or employer identification number, you fail to provide certain certifications to the funds, you fail to certify whether you are a U.S. citizen or a U.S. resident alien, or the Internal Revenue Service notifies the funds to withhold, federal law requires the funds to withhold federal income tax from your distributions and redemption proceeds at the applicable withholding rate.

Please consult the statement of additional information and your tax advisor for more information about taxes.

Buying or Selling Shares Close to a Record Date

Buying fund shares shortly before the record date for a taxable income or capital gain distribution is commonly known as “buying the dividend.” The entire distribution may be taxable to you even though a portion of the distribution effectively represents a return of your purchase price.

Taxable Equivalent Yields

The taxable equivalent yield is the current yield you would need to earn on a taxable investment in order to equal a stated federal tax-free yield on a municipal investment. To assist you in comparing municipal investments like the funds with fully taxable alternative investments, the table below presents the taxable equivalent yields for a range of hypothetical federal tax-free yields and tax rates:

Taxable Equivalents of Tax-Free Yields	To Equal a Tax-Free Yield of:
	2.00%	3.00%	4.00%	5.00%
Tax Bracket:	A Taxable Investment Would Need to Yield:
25%	2.67%	4.00%	5.33%	6.67%
28%	2.78%	4.17%	5.56%	6.94%
33%	2.99%	4.48%	5.97%	7.46%
35%	3.08%	4.62%	6.15%	7.69%

The yields and tax rates shown above are hypothetical and do not predict your actual returns or effective tax rate. For more detailed information, see the statement of additional information or consult your tax advisor.

The Distributor serves as the selling agent and distributor of the funds’ shares. In this capacity, the Distributor manages the offering of the funds’ shares and is responsible for all sales and promotional activities. In order to

Section 4    General Information

35

reimburse the Distributor for its costs in connection with these activities, including compensation paid to financial intermediaries, each fund has adopted a distribution and service plan under Rule 12b-1 under the 1940 Act. See “How You Can Buy and Sell Shares—What Share Classes We Offer” for a description of the distribution and service fees paid under this plan.

Under the plan, the Distributor receives a distribution fee for Class C and Class C1 shares primarily for providing compensation to financial intermediaries, including the Distributor, in connection with the distribution of shares. The Distributor receives a service fee for Class A, Class C and Class C1 shares to compensate financial intermediaries, including the Distributor, for providing ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders. These fees also compensate the Distributor for other expenses, including printing and distributing prospectuses to persons other than shareholders, and preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of shares. Because these fees are paid out of a fund’s assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than paying other types of sales charges. Long-term holders of Class C and Class C1 shares may pay more in distribution and service fees and CDSCs than the economic equivalent of the maximum front-end sales charge permitted under the Financial Industry Regulatory Authority Conduct Rules.

Other Payments to Financial Intermediaries

In addition to the sales commissions and certain payments from distribution and service fees to financial intermediaries as previously described, the Distributor may from time to time make additional payments, out of its own resources, to certain financial intermediaries that sell shares of Nuveen Mutual Funds in order to promote the sales and retention of fund shares by those firms and their customers. The amounts of these payments vary by financial intermediary and, with respect to a given firm, are typically calculated by reference to the amount of the firm’s recent gross sales of Nuveen Mutual Fund shares and/or total assets of Nuveen Mutual Funds held by the firm’s customers. The level of payments that the Distributor is willing to provide to a particular financial intermediary may be affected by, among other factors, the firm’s total assets held in and recent net investments into Nuveen Mutual Funds, the firm’s level of participation in Nuveen Mutual Fund sales and marketing programs, the firm’s compensation program for its registered representatives who sell fund shares and provide services to fund shareholders, and the asset class of the Nuveen Mutual Funds for which these payments are provided. The statement of additional information contains additional information about these payments, including the names of the firms to which payments are made. The Distributor may also make payments to financial intermediaries in connection with sales meetings, due diligence meetings, prospecting seminars and other meetings at which the Distributor promotes its products and services.

In connection with the availability of Nuveen Mutual Funds within selected mutual fund no-transaction fee institutional platforms and fee-based wrap programs (together, “Platform Programs”) at certain financial intermediaries, the Distributor also makes payments out of its own assets to those firms as compensation for certain recordkeeping, shareholder communications and other account administration services provided to Nuveen Mutual Fund shareholders who own their fund shares in these Platform Programs. These

36

Section 4    General Information

payments are in addition to the service fee and any applicable omnibus sub-accounting fees paid to these firms with respect to these services by the Nuveen Mutual Funds out of fund assets.

The amounts of payments to a financial intermediary could be significant, and may create an incentive for the intermediary or its representatives to recommend or offer shares of the funds to you. The intermediary may elevate the prominence or profile of the funds within the intermediary’s organization by, for example, placing the funds on a list of preferred or recommended funds and/or granting the Distributor and/or its affiliates preferential or enhanced opportunities to promote the funds in various ways within the intermediary’s organization.

The price you pay for your shares is based on each fund’s net asset value per share, which is determined as of the close of trading (normally 4:00 p.m. New York time) on each day the NYSE is open for business. Net asset value is calculated for each class of each fund by taking the value of the class’ total assets, including interest or dividends accrued but not yet collected, less all liabilities, and dividing by the total number of shares outstanding. The result, rounded to the nearest cent, is the net asset value per share. All valuations are subject to review by the funds’ Board of Directors or its designee.

In determining net asset value, portfolio instruments generally are valued using prices provided by independent pricing services or obtained from other sources, such as broker-dealer quotations, all as approved by the Board of Directors. Independent pricing services typically value non-equity portfolio instruments utilizing a range of market-based inputs and assumptions, including readily available market quotations obtained from broker-dealers making markets in such instruments, cash flows, and transactions for comparable instruments. In pricing certain securities, particularly less liquid and lower quality securities, the pricing services may consider information about a security, its issuer, or market activity provided by the fund’s investment adviser or sub-adviser.

If a price cannot be obtained from a pricing service or other pre-approved source, or if Nuveen Fund Advisors deems such price to be unreliable, a portfolio instrument may be valued by a fund at its fair value as determined in good faith by the Board of Directors or its designee. As a general principle, the fair value of a portfolio instrument is the amount that an owner might reasonably expect to receive upon the instrument’s current sale. A range of factors and analysis may be considered when determining fair value, including relevant market data, interest rates, credit considerations and/or issuer-specific news. A fund may rely on an independent fair valuation service in making any such fair value determinations.

The funds are intended for long-term investment and should not be used for excessive trading. Excessive trading in the funds’ shares can disrupt portfolio management, lead to higher operating costs, and cause other operating inefficiencies for the funds. However, the funds are also mindful that shareholders may have valid reasons for periodically purchasing and redeeming fund shares.

Section 4    General Information

37

Accordingly, the funds have adopted a Frequent Trading Policy that seeks to balance the funds’ need to prevent excessive trading in fund shares while offering investors the flexibility in managing their financial affairs to make periodic purchases and redemptions of fund shares.

The funds’ Frequent Trading Policy generally limits an investor to four “round trip” trades in a 12-month period. A “round trip” is the purchase and subsequent redemption of fund shares, including by exchange. Each side of a round trip may be comprised of either a single transaction or a series of closely-spaced transactions. The funds may also suspend the trading privileges of any investor who makes a round trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

The funds primarily receive share purchase and redemption orders through third-party financial intermediaries, some of whom rely on the use of omnibus accounts. An omnibus account typically includes multiple investors and provides the funds only with a net purchase or redemption amount on any given day where multiple purchases, redemptions and exchanges of shares occur in the account. The identity of individual purchasers, redeemers and exchangers whose orders are aggregated in omnibus accounts, and the size of their orders, will generally not be known by the funds. Despite the funds’ efforts to detect and prevent frequent trading, the funds may be unable to identify frequent trading because the netting effect in omnibus accounts often makes it more difficult to identify frequent traders. The Distributor has entered into agreements with financial intermediaries that maintain omnibus accounts with the funds’ transfer agent. Under the terms of these agreements, the financial intermediaries undertake to cooperate with the Distributor in monitoring purchase, exchange and redemption orders by their customers in order to detect and prevent frequent trading in the funds through such accounts. Technical limitations in operational systems at such intermediaries or at the Distributor may also limit the funds’ ability to detect and prevent frequent trading. In addition, the funds may permit certain financial intermediaries, including broker-dealer and retirement plan administrators, among others, to enforce their own internal policies and procedures concerning frequent trading. Such policies may differ from the funds’ Frequent Trading Policy and may be approved for use in instances where the funds reasonably believe that the intermediary’s policies and procedures effectively discourage inappropriate trading activity. Shareholders holding their accounts with such intermediaries may wish to contact the intermediary for information regarding its frequent trading policy. Although the funds do not knowingly permit frequent trading, they cannot guarantee that they will be able to identify and restrict all frequent trading activity.

The funds reserve the right in their sole discretion to waive unintentional or minor violations (including transactions below certain dollar thresholds) if they determine that doing so would not harm the interests of fund shareholders. In addition, certain categories of redemptions may be excluded from the application of the Frequent Trading Policy, as described in more detail in the statement of additional information. These include, among others, redemptions pursuant to systematic withdrawal plans, redemptions in connection with the total disability or death of the investor, involuntary redemptions by operation of law, redemptions in payment of account or plan fees, and certain redemptions by retirement plans, including redemptions in connection with qualifying loans or hardship withdrawals,

38

Section 4    General Information

termination of plan participation, return of excess contributions, and required minimum distributions. The funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a transaction or a series of transactions involves market timing or excessive trading that may be detrimental to fund shareholders. The funds also reserve the right to reject any purchase order, including exchange purchases, for any reason. For example, a fund may refuse purchase orders if the fund would be unable to invest the proceeds from the purchase order in accordance with the fund’s investment policies and/or objective, or if the fund would be adversely affected by the size of the transaction, the frequency of trading in the account or various other factors. For more information about the funds’ Frequent Trading Policy and its enforcement, see “Purchase and Redemption of Fund Shares—Frequent Trading Policy” in the statement of additional information.

The custodian of the assets of the funds is U.S. Bank National Association, 60 Livingston Avenue, St. Paul, MN 55101. U.S. Bancorp Fund Services, LLC, 615 East Michigan St., Milwaukee, WI 53202, acts as the funds’ transfer agent and as such performs bookkeeping and data processing for the maintenance of shareholder accounts.

Section 4    General Information

39

Section 5    Financial Highlights

The tables that follow present performance information about the share classes of each fund offered during the most recently completed fiscal period. This information is intended to help you understand each fund’s financial performance for the past five years. Some of this information reflects financial results for a single fund share held throughout the period. Total returns in the tables represent the rate that you would have earned or lost on an investment in the fund, assuming you reinvested all of your dividends and distributions.

The information below has been derived from the financial statements audited by Ernst & Young LLP, an independent registered public accounting firm, whose report, along with the funds’ financial statements, is included in the funds’ annual report, which is available upon request.

Nuveen Intermediate Tax Free Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(d)		Portfolio Turnover Rate

Class A (12/87)

Year ended 4/30
2011(e)	$10.90	$.36	$(.14)	$.22	$(.35)	$(.01)	$(.36)	$10.76	2.00%	$59,548	.72	%*	3.96	%*	9%

Year ended 6/30
2010	10.46	.43	.44	.87	(.43)	—	(.43)	10.90	8.42	59,606	.75		4.01		10
2009	10.51	.45	(.03)	.42	(.46)	(.01)	(.47)	10.46	4.09	35,017	.75		4.29		13
2008	10.63	.44	(.09)	.35	(.43)	(.04)	(.47)	10.51	3.33	27,554	.77		4.10		19
2007	10.63	.44	.01	.45	(.44)	(.01)	(.45)	10.63	4.27	29,687	.85		4.08		27
2006(f)	10.92	.32	(.26)	.06	(.32)	(.03)	(.35)	10.63	.56	32,521	.85	*	3.95	*	15

Year ended 9/30
2005	11.18	.44	(.19)	.25	(.45)	(.06)	(.51)	10.92	2.31	34,658	.85		3.98		15

Class C1 (10/09)(g)

Year ended 4/30
2011(e)	10.94	.31	(.13)	.18	(.30)	(.01)	(.31)	10.81	1.61	3,781	1.31	*	3.41	*	9

Year ended 6/30
2010(h)	10.76	.25	.18	.43	(.25)	—	(.25)	10.94	4.05	1,484	1.35	*	3.44	*	10

Class I (2/94)(g)

Year ended 4/30
2011(e)	10.87	.36	(.14)	.22	(.35)	(.01)	(.36)	10.73	2.08	674,049	.66	*	4.02	*	9

Year ended 6/30
2010	10.43	.44	.44	.88	(.44)	—	(.44)	10.87	8.50	716,452	.70		4.05		10
2009	10.49	.45	(.04)	.41	(.46)	(.01)	(.47)	10.43	4.05	642,395	.70		4.34		13
2008	10.61	.44	(.08)	.36	(.44)	(.04)	(.48)	10.49	3.41	630,820	.70		4.17		19
2007	10.61	.45	.01	.46	(.45)	(.01)	(.46)	10.61	4.43	554,618	.70		4.23		27
2006(f)	10.90	.33	(.26)	.07	(.33)	(.03)	(.36)	10.61	.67	596,306	.70	*	4.10	*	15

Year ended 9/30
2005	11.16	.46	(.19)	.27	(.47)	(.06)	(.53)	10.90	2.47	641,141	.70		4.13		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	For the ten months ended April 30, 2011.

(f)	For the nine months ended June 30, 2006.

(g)	Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

(h)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.

*	Annualized.

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Section 5    Financial Highlights

Nuveen Short Term Municipal Bond Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(d)		Portfolio Turnover Rate

Class A (10/02)

Year ended 4/30
2011(e)	$9.98	$.16	$(.02)	$.14	$(.14)	$—	$(.14)	$9.98	1.41%	$7,790	.71	%*	1.91	%*	21%

Year ended 6/30
2010	9.74	.20	.22	.42	(.18)	—	(.18)	9.98	4.38	7,168	.74		1.81		45
2009	9.79	.28	(.07)	.21	(.26)	—	(.26)	9.74	2.17	3,376	.75		2.71		70
2008	9.70	.30	.10	.40	(.31)	—	(.31)	9.79	4.17	2,308	.75		3.05		58
2007	9.68	.28	.03	.31	(.29)	—	(.29)	9.70	3.22	2,410	.75		2.94		57
2006(f)	9.78	.19	(.09)	.10	(.20)	—	(.20)	9.68	1.02	3,321	.75	*	2.65	*	22

Year ended 9/30
2005	9.96	.24	(.17)	.07	(.25)	—	(.25)	9.78	.83	4,103	.75		2.46		37

Class I (10/02)(g)

Year ended 4/30
2011(e)	9.98	.17	(.02)	.15	(.15)	—	(.15)	9.98	1.54	277,347	.55	*	2.06	*	21

Year ended 6/30
2010	9.74	.20	.24	.44	(.20)	—	(.20)	9.98	4.53	310,783	.59		1.96		45
2009	9.79	.27	(.05)	.22	(.27)	—	(.27)	9.74	2.32	178,950	.60		2.84		70
2008	9.70	.31	.10	.41	(.32)	—	(.32)	9.79	4.33	143,985	.60		3.20		58
2007	9.68	.31	.01	.32	(.30)	—	(.30)	9.70	3.37	161,468	.60		3.09		57
2006(f)	9.78	.21	(.10)	.11	(.21)	—	(.21)	9.68	1.13	235,900	.60	*	2.80	*	22

Year ended 9/30
2005	9.96	.26	(.18)	.08	(.26)	—	(.26)	9.78	.67	329,647	.60		2.62		37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	For the ten months ended April 30, 2011.

(f)	For the nine months ended June 30, 2006.

(g)	Effective January 18, 2011, Class Y Shares were renamed Class I Shares.

*	Annualized.

Section 5    Financial Highlights

41

Nuveen Tax Free Fund

Class (Commencement Date)		Investment Operations			Less Distributions					Ratios/Supplemental Data
	Beginning Net Asset Value	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Investment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)	Ending Net Assets (000)	Ratios of Expenses to Average Net Assets(d)		Ratios of Net Investment Income (Loss) to Average Net Assets(d)		Portfolio Turnover Rate

Class A (11/96)

Year ended 4/30
2011(e)	$10.61	$.39	$(.29)	$.10	$(.36)	$—	$(.36)	$10.35	.98%	$44,625	.70	%*	4.43	%*	30%

Year ended 6/30
2010	9.65	.49	.97	1.46	(.50)	—	(.50)	10.61	15.32	45,885	.75		4.70		25
2009	10.26	.48	(.59)	(.11)	(.48)	(.02)	(.50)	9.65	(.80)	35,276	.75		5.07		34
2008	10.77	.45	(.46)	(.01)	(.44)	(.06)	(.50)	10.26	(.05)	35,557	.78		4.28		52
2007	10.86	.45	—	.45	(.45)	(.09)	(.54)	10.77	4.16	37,760	.95		4.08		31
2006(f)	11.10	.35	(.20)	.15	(.35)	(.04)	(.39)	10.86	1.37	36,519	.95	*	4.28	*	13

Year ended
2005	11.18	.47	.03	.50	(.47)	(.11)	(.58)	11.10	4.51	38,205	.95		4.20		8

Class C1 (9/01)(g)

Year ended 4/30
2011(e)	10.56	.33	(.28)	.05	(.32)	—	(.32)	10.29	.43	5,654	1.29	*	3.83	*	30

Year ended 6/30
2010	9.61	.43	.96	1.39	(.44)	—	(.44)	10.56	14.60	5,698	1.35		4.09		25
2009	10.21	.42	(.57)	(.15)	(.43)	(.02)	(.45)	9.61	(1.30)	3,442	1.35		4.48		34
2008	10.72	.39	(.45)	(.06)	(.39)	(.06)	(.45)	10.21	(.61)	3,104	1.35		3.72		52
2007	10.81	.40	.01	.41	(.41)	(.09)	(.50)	10.72	3.76	2,495	1.35		3.67		31
2006(f)	11.05	.32	(.20)	.12	(.32)	(.04)	(.36)	10.81	1.06	2,210	1.35	*	3.87	*	13

Year ended
2005	11.13	.42	.03	.45	(.42)	(.11)	(.53)	11.05	4.13	2,712	1.35		3.80		8

Class I (11/96)(g)

Year ended 4/30
2011(e)	10.62	.39	(.28)	.11	(.37)	—	(.37)	10.36	1.07	381,455	.64	*	4.47	*	30

Year ended 6/30
2010	9.66	.49	.97	1.46	(.50)	—	(.50)	10.62	15.36	444,217	.70		4.77		25
2009	10.27	.49	(.59)	(.10)	(.49)	(.02)	(.51)	9.66	(.75)	381,048	.70		5.10		34
2008	10.78	.46	(.46)	—	(.45)	(.06)	(.51)	10.27	.04	448,774	.70		4.36		52
2007	10.87	.48	—	.48	(.48)	(.09)	(.57)	10.78	4.42	539,360	.70		4.32		31
2006(f)	11.11	.37	(.20)	.17	(.37)	(.04)	(.41)	10.87	1.57	455,910	.70	*	4.53	*	13

Year ended 9/30
2005	11.19	.50	.02	.52	(.49)	(.11)	(.60)	11.11	4.77	436,303	.70		4.45		8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.

(b)	Distributions from Capital Gains include short-term capital gains, if any.

(c)	Total Return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total Return is not annualized.

(d)	After expense reimbursement from Nuveen Fund Advisors, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

(e)	For the ten months April 30, 2011.

(f)	For the nine months ended June 30, 2006.

(g)	Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

*	Annualized.

42

Section 5    Financial Highlights

Section 6    Glossary of Investment Terms

•

Barclays Capital Municipal Bond Index: The Barclays Capital Municipal Bond Index is an unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

•

Barclays Capital 1-15 Year Blend Municipal Bond Index: The Barclays Capital 1-15 Year Blend Municipal Bond Index is an unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between one and seventeen years.

•

Barclays Capital 3-Year Municipal Bond Index: The Barclays Capital 3-Year Municipal Bond Index is an unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

•

Derivatives: Financial instruments whose performance is derived from the performance of an underlying asset, security or index. Derivatives may be used to hedge risk, to exchange a floating rate of return for a fixed rate of return or to gain investment exposure. Derivatives include futures, options and swaps, among other instruments.

•

Futures: Derivative contracts obligating buyers to purchase an asset or sellers to sell an asset at a predetermined future date and price. Futures contracts detail the quality and quantity of the underlying asset; they are standardized to facilitate trading on a futures exchange.

•	Lipper General Municipal Debt Funds Category Average: The Lipper General Municipal Debt Funds Category Average represents funds that invest primarily in debt issues in the top four credit ratings.

•

Lipper Intermediate Municipal Debt Funds Category Average: The Lipper Intermediate Municipal Debt Funds Category Average represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of five to ten years.

•

Lipper Short Municipal Debt Funds Category Average: The Lipper Short Municipal Debt Funds Category Average represents funds that invest primarily in municipal debt issues with dollar-weighted average maturities of less than three years.

•

Options: Derivative contracts giving buyers the right to buy or to sell shares of a specified stock at a specified price on or before a given date. There are also options on currencies and other financial assets.

•

Swaps: Derivative contracts in which two parties agree to exchange one stream of cash flows for another stream. Swap agreements define the dates when the cash flows will be paid and how the cash flows are calculated.

Section 6    Glossary of Investment Terms

43

Nuveen Mutual Funds

Nuveen offers a variety of mutual funds designed to help you reach your financial goals. The funds below are grouped by category.

Municipal-National

All-American Municipal Bond

High Yield Municipal Bond

Inflation Protected Municipal Bond

Intermediate Duration Municipal Bond

Intermediate Tax Free*

Limited Term Municipal Bond

Municipal Bond

Municipal Bond 2

Short Term Municipal Bond*

Tax Free*

Municipal-State

Arizona Municipal Bond

California High Yield Municipal Bond

California Municipal Bond

California Municipal Bond 2

California Tax Free*

Colorado Municipal Bond

Colorado Tax Free*

Connecticut Municipal Bond

Georgia Municipal Bond

Kansas Municipal Bond

Kentucky Municipal Bond

Louisiana Municipal Bond

Maryland Municipal Bond

Massachusetts Municipal Bond

Massachusetts Municipal Bond 2

Michigan Municipal Bond

Minnesota Intermediate Municipal Bond*

Municipal-State (continued)

Minnesota Municipal Bond*

Missouri Municipal Bond

Missouri Tax Free*

Nebraska Municipal Bond*

New Jersey Municipal Bond

New Mexico Municipal Bond

New York Municipal Bond

New York Municipal Bond 2

North Carolina Municipal Bond

Ohio Municipal Bond

Ohio Tax Free*

Oregon Intermediate Municipal Bond*

Pennsylvania Municipal Bond

Tennessee Municipal Bond

Virginia Municipal Bond

Wisconsin Municipal Bond

Taxable Fixed Income

Core Bond*

High Income Bond*

High Yield Bond

Inflation Protected Securities*

Intermediate Government Bond*

Intermediate Term Bond*

Multi-Strategy Core Bond

Preferred Securities

Short Duration Bond

Short Term Bond*

Symphony Credit Opportunities

Symphony Floating Rate Income

Total Return Bond*

Global/International

International*

International Select*

Santa Barbara Global Growth

Santa Barbara International Growth

Symphony International Equity

Tradewinds Emerging Markets

Tradewinds Global All-Cap

Tradewinds Global All-Cap Plus

Tradewinds Global Flexible Allocation

Tradewinds Global Resources

Tradewinds International Value

Tradewinds Japan

Value

Equity Income*

Large Cap Value*

Mid Cap Value*

Multi-Manager Large-Cap Value

NWQ Large-Cap Value

NWQ Multi-Cap Value

NWQ Small-Cap Value

NWQ Small-Mid Cap Value

Small Cap Value*

Symphony Large-Cap Value

Tradewinds Value Opportunities

Growth

Large Cap Growth Opportunities*

Mid Cap Growth Opportunities*

Santa Barbara Growth

Small Cap Growth Opportunities*

Symphony Large-Cap Growth

Winslow Large-Cap Growth

Core

Large Cap Select*

Mid Cap Select*

Santa Barbara Dividend Growth

Small Cap Select*

Symphony Mid-Cap Core

Symphony Optimized Alpha

Symphony Small-Mid Cap Core

Real Assets

Global Infrastructure*

Real Estate Securities*

Asset Allocation

Conservative Allocation

Growth Allocation

Moderate Allocation

Strategy Aggressive Growth Allocation*

Strategy Balanced Allocation*

Strategy Conservative Allocation*

Strategy Growth Allocation*

Tactical Market Opportunities*

Quantitative/Enhanced

Quantitative Enhanced Core Equity*

Index

Equity Index*

Mid Cap Index*

Small Cap Index*

*Former First American Fund.

Several additional sources of information are available to you, including the codes of ethics adopted by the funds, Nuveen Investments, Nuveen Fund Advisors and Nuveen Asset Management. The statement of additional information, incorporated by reference into this prospectus, contains detailed information on the policies and operation of the funds included in this prospectus. Additional information about the funds’ investments is available in the annual and semi-annual reports to shareholders. In the funds’ annual reports, you will find a discussion of the market conditions and investment strategies that significantly affected the funds’ performance during their last fiscal year. The funds’ most recent statement of additional information, annual and semi-annual reports and certain other information are available free of charge, by calling Nuveen Investor Services at (800) 257-8787, on the funds’ website at www.nuveen.com or through your financial advisor. Shareholders may call the toll free number above with any inquiries.

You may also obtain this and other fund information directly from the Securities and Exchange Commission (“SEC”). Reports and other information about the fund are available on the EDGAR Database on the SEC’s website at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 551-8090 for room hours and operation. You may also request fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549-1520. The SEC may charge a copying fee for this information.

The funds are series of Nuveen Investment Funds, Inc., whose Investment Company Act file number is 811-05309.

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, Illinois 60606 (800) 257-8787 www.nuveen.com

MPR-FSIT-0811P

STATEMENT OF ADDITIONAL INFORMATION

NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

RELATING TO THE ACQUISITION OF THE ASSETS AND LIABILITIES OF

NUVEEN TAX FREE FUND, NUVEEN MUNICIPAL BOND FUND

AND

NUVEEN MUNICIPAL BOND FUND 2

333 West Wacker Dr.

Chicago, Illinois 60606

Telephone: (312) 917-7700

This Statement of Additional Information (“SAI”) is not a prospectus but should be read in conjunction with the Joint Proxy Statement/Prospectus dated                     , 2012 for use in connection with the joint special meeting of shareholders (the “Special Meeting”) of Nuveen Tax Free Fund (the “Tax Free Fund”), a series of Nuveen Investment Funds, Inc. (the “Corporation”), Nuveen Municipal Bond Fund (the “Municipal Bond Fund”), a series of Nuveen Municipal Trust (the “Municipal Trust”), and Nuveen Municipal Bond Fund 2 (the “Municipal Bond Fund 2”), a series of Nuveen Multistate Trust I (the “Multistate Trust”), to be held on April [13], 2012. The Tax Free Fund, the Municipal Bond Fund and the Municipal Bond Fund 2 are referred to herein individually as an “Acquired Fund” and collectively as the “Acquired Funds.” The Municipal Bond Fund changed its name from “Nuveen Insured Municipal Bond Fund” to “Nuveen Municipal Bond Fund” on May 31, 2011. The Municipal Bond Fund also may be referred to herein as “Nuveen Insured Municipal Bond Fund” and “Insured.” At the Special Meeting, shareholders of each Acquired Fund will be asked to approve the reorganization (each, a “Reorganization” and collectively, the “Reorganizations”) of their Acquired Fund into Nuveen All-American Municipal Bond Fund (also referred to herein as “All-American” or the “Acquiring Fund”), a series of the Municipal Trust, as described in the Joint Proxy Statement/Prospectus. The Acquired Funds and the Acquiring Fund are referred to herein individually as a “Fund” and collectively as the “Funds.” Copies of the Joint Proxy Statement/Prospectus may be obtained at no charge by writing to the Municipal Trust at the address shown above or by calling (800) 257-8787.

Further information about the Acquiring Fund, the Municipal Bond Fund and the Tax Free Fund is contained in each Fund’s Statement of Additional Information dated August 31, 2011, as supplemented through the date of this SAI. Further information about the Municipal Bond Fund 2 is contained in its Statement of Additional Information dated September 30, 2011, as supplemented through the date of this SAI. Each such SAI is incorporated herein by reference only insofar as it relates to an Acquired Fund or the Acquiring Fund. No other parts are incorporated by reference herein.

The unaudited pro forma financial information, attached hereto as Appendix A, is intended to present the financial condition and related results of operations of the Acquiring Fund as if the Reorganizations had been consummated on October 31, 2011.

The audited financial statements and related independent registered public accounting firm’s report for the Tax Free Fund are contained in the Fund’s Annual Report for the fiscal year ended April 30, 2011, and the unaudited financial statements for the Fund are contained in the Fund’s Semi-Annual Report for the six-month period ended October 31, 2011, each of which is incorporated herein by reference only insofar as they relate to the Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

The audited financial statements and related independent registered public accounting firm’s report for the Municipal Bond Fund 2 are contained in the Fund’s Annual Report for the fiscal year ended May 31, 2011, and the unaudited financial statements for the Fund are contained in the Fund’s Semi-Annual Report for the six-month period ended November 31, 2011, each of which is incorporated herein by reference only insofar as they relate to the Fund. No other parts of the Annual Report or Semi-Annual Report are incorporated by reference herein.

The audited financial statements and related notes and independent registered public accounting firm’s report for the Acquiring Fund and for the Municipal Bond Fund for the fiscal year ended April 30, 2011, as well as the Acquiring Fund’s and the Municipal Bond Fund’s portfolio investments as of April 30, 2011 and financial highlights for the past five fiscal years ended April 30, 2011 are included herein.

The unaudited financial statements for the Acquiring Fund and for the Municipal Bond Fund are contained in each such Fund’s Semi-Annual Report for the six-month period ended October 31, 2011 and are incorporated herein by reference only insofar as they relate to a Fund. No other parts of the Semi-Annual Reports are incorporated by reference herein.

The date of this Statement of Additional Information is                     , 2012.

2

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Municipal Trust:

In our opinion, the accompanying statement of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen All-American Municipal Bond Fund and Nuveen Insured Municipal Bond Fund (the “Funds”) at April 30, 2011, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at April 30, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

June 28, 2011

3

Portfolio of Investments

Nuveen All-American Municipal Bond Fund

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.6%

$3,000	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2		$2,553,060

2,550	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		2,371,220

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.250%, 1/01/14	No Opt. Call	BBB–		952,830
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA+		966,460
1,000	5.500%, 1/01/22	1/14 at 100.00	BBB–		880,880

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3		2,049,480
10,550	Total Alabama				9,773,930
	Arizona – 0.9%

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–		676,005

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,500	5.250%, 12/01/19	No Opt. Call	A		1,541,040
1,000	5.250%, 12/01/28	No Opt. Call	A		924,240
2,000	5.000%, 12/01/37	No Opt. Call	A		1,664,260

965	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R		753,694
6,290	Total Arizona				5,559,239
	Arkansas – 0.2%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB		505,255
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB		991,780
1,500	Total Arkansas				1,497,035
	California – 9.1%

2,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R		1,615,440

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.275%, 4/01/34 (IF)	4/18 at 100.00	AA		975,560

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14 (Pre-refunded 5/01/12)	5/12 at 101.00	AA–	(4)	2,130,980

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	BBB–		827,686

3,500	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–		3,189,305

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2		994,790

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.170%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA+		724,136

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1		1,418,172

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB		1,653,654

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.488%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA+		954,765

4

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,000	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	$976,120

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.276%, 11/15/46 (IF)	11/16 at 100.00	AA–	367,227

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA+	478,455

1,000	Chino, California, Community Facilities District 2009-1, Watson Commerce Center, Special Tax Bonds, Series 2010, 6.750%, 9/01/40	9/20 at 100.00	N/R	955,760

7,200	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,600,080

2,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,255,320

510	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	496,755

1,300	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA+	1,144,429

3,440	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	2,335,278

1,000	Jurupa Public Financing Authority, California,Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA+	935,460

500	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA	506,155

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	2,737,470

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	518,510

2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,002,049

1,460	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	No Opt. Call	BB	1,358,223

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,417,178

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	2,976,330

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	No Opt. Call	A	1,627,339

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	3,710,480

1,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	925,370

930	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	748,362

1,000	San Bernardino County Redevelopment Agency, California, Cedar Glen Disaster Recovery Project Area Tax Allocation Bonds, Series 2010, 5.750%, 9/01/30	9/18 at 100.00	BBB+	854,410

1,660	San Diego Redevelopment Agency, California, City Heights Redevelopment Project Tax Allocation Bonds, Series 2010A, 5.625%, 9/01/40	9/20 at 100.00	A–	1,421,690

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	660,118

5

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	$2,000,452

	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010:
425	5.000%, 9/01/29	9/18 at 102.00	A	363,528
500	5.000%, 9/01/35	9/18 at 102.00	A	411,795

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	No Opt. Call	AA+	890,036

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA+	190,193

500	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	9/11 at 100.00	N/R	469,540

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA+	1,370,430
64,560	Total California			56,189,030
	Colorado – 4.8%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	899,170

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
845	4.800%, 12/01/17	No Opt. Call	N/R	707,299
1,150	5.000%, 12/01/26	12/17 at 100.00	N/R	735,391

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,221,279

1,000	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	859,000

975	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	N/R	898,268

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	N/R	2,249,625

990	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	859,736

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	No Opt. Call	N/R	1,498,125

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	N/R	1,039,313

2,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA+	2,016,100

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	2,231,628

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
540	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	447,093
395	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	300,508

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	1,802,862

6

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$790	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	$692,482

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,050,019

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	729,345

700	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	564,424

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,080	6.250%, 11/15/28	No Opt. Call	A	1,107,832
2,775	6.500%, 11/15/38	No Opt. Call	A	2,850,702

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	5.250%, 7/15/24	7/20 at 100.00	Baa3	934,750
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,166,647

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	769,140
32,275	Total Colorado			29,630,738
	Connecticut – 1.2%

5,115	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/11 at 100.50	BBB+	5,120,166

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.628%, 7/01/15 (IF) (7)	No Opt. Call	AAA	1,092,280

1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,050,630
7,115	Total Connecticut			7,263,076
	District of Columbia – 0.9%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A	4,575,393

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	806,590
5,365	Total District of Columbia			5,381,983
	Florida – 5.5%

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	No Opt. Call	BBB	1,010,038

540	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	378,135

850	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	912,331

1,450	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A+	1,460,585

1,380	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	1,288,506

1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	837,800

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,290,339

7

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+	$3,510,386

985	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	882,186

1,245	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A, 6.100%, 5/01/23	5/14 at 101.00	N/R	1,160,738

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB+	809,890

720	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	717,797

1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A2	1,467,990

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA+	2,029,700

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	1,053,416

3,500	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.375%, 10/01/40	10/20 at 100.00	AA+	3,230,955

1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	797,750

1,635	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,418,837

1,955	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	1,685,249

440	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.875%, 5/01/22	5/17 at 100.00	N/R	388,564

500	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	503,215

3,265	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	N/R	2,309,041

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
970	5.250%, 5/01/39	No Opt. Call	N/R	613,079
500	6.650%, 5/01/40	5/18 at 100.00	N/R	334,415

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
595	6.000%, 5/01/23	5/13 at 101.00	N/R	537,809
3,750	6.125%, 5/01/35	5/13 at 101.00	N/R	3,069,525
38,135	Total Florida			33,698,276
	Georgia – 2.8%

750	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	760,770

2,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	N/R	2,011,620

1,380	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Ceritificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	12/11 at 100.00	N/R	1,347,377

1,240	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	7/11 at 100.00	BBB–	1,219,887

8

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A1	$5,029,800

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticpation Certificates, Ty Cobb Regional Medical Center , Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA+	1,013,020

850	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/22	No Opt. Call	Aa3	863,651

5,500	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA+	4,843,520
17,720	Total Georgia			17,089,645
	Guam – 0.4%

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	1,864,620

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	759,361
2,880	Total Guam			2,623,981
	Hawaii – 0.1%

1,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.500%, 7/01/40	7/20 at 100.00	A3	864,050
	Idaho – 0.2%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	1,108,360
	Illinois – 12.1%

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	7/11 at 100.00	BBB+	1,000,240

982	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	853,004

2,500	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 8.500%, 6/15/23	12/11 at 100.00	N/R	2,498,700

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	BBB	1,527,532
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	BBB	1,740,515

1,705	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 20.917%, 6/01/39 (Alternative Minimum Tax) (IF)	6/17 at 104.00	AAA	1,936,607

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,424,650

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	7/11 at 100.00	BBB–	4,913,850

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	N/R	1,212,736

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	N/R	863,190
2,000	6.125%, 5/15/27	5/20 at 100.00	N/R	1,918,200

500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	476,165

1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	5/12 at 100.00	N/R	975,710

1,215	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,119,185

9

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,250	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	No Opt. Call	A+	$1,096,163

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,122,740

2,570	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,498,631

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	469,020

1,500	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	N/R	1,376,805

1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,047,630

1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	1,714,401

6,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	5,167,800

3,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	2,986,770

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	884,948

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,400,924

3,935	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	3,203,247

	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,000	5.500%, 1/01/22	1/13 at 100.00	Baa1	3,964,680
1,000	5.625%, 1/01/28	1/13 at 100.00	Baa1	934,760

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	242,061

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	669,220

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	2,010,300

1,875	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	B–	1,285,444

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	1,192,590

1,325	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	1,264,646

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	3,859,775
3,000	6.250%, 6/01/24	No Opt. Call	A–	3,015,330

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	4,936,563

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	962,240

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA	1,784,299
77,437	Total Illinois			74,551,271

10

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 3.1%

$1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa2	$1,299,356

500	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	427,300

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
1,500	5.250%, 10/15/18	No Opt. Call	Aa3	1,613,085
5,000	5.250%, 10/15/20	No Opt. Call	Aa3	5,312,799

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB–	1,335,166

1,000	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	936,230

905	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	1,020,659

2,000	Indianapolis, Indiana, Multifamily Housing Revenue Bonds, GMF – Berkley Commons Apartments, Series 2010A, 6.000%, 7/01/40	7/20 at 100.00	A+	1,920,140

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa1	3,318,690

2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	2,002,440
18,540	Total Indiana			19,185,865
	Iowa – 0.4%

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	501,125

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,216,689

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,005,720
2,990	Total Iowa			2,723,534
	Kansas – 1.1%

2,815	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	2,541,044

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,209,036

1,135	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa	1,168,823

2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010B, 0.000%, 6/01/21	No Opt. Call	N/R	1,650,831
8,130	Total Kansas			6,569,734
	Kentucky – 2.1%

1,670	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	10/11 at 101.00	BBB–	1,680,972

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,000	5.750%, 6/01/25	6/20 at 100.00	Baa2	1,938,380
2,000	6.000%, 6/01/30	6/20 at 100.00	Baa2	1,889,300

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3	1,534,830

11

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kentucky (continued)

$1,995	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	10/11 at 100.00	BB–		$1,721,087

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–		1,384,262

2,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3		2,510,525
13,070	Total Kentucky				12,659,356
	Louisiana – 2.8%

160	Calcasieu Parish Public Trust Authority, Louisiana, Single Family Mortgage Revenue Bonds, Series 2000A, 7.000%, 10/01/31 (Alternative Minimum Tax)	10/11 at 104.00	Aaa		165,406

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–		3,641,266

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 – NPFG Insured	12/12 at 100.00	Baa1		2,548,407

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6)	12/17 at 100.00	N/R		2,414,360

2,000	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+		2,058,300

1,800	Louisiana Public Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA+		1,909,656

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1		1,237,995

1,000	Rapides Finance Authority, Louisiana, Revenue Bonds, Cleco Power LLC Project, Series 2008, 6.000%, 10/01/38 (Mandatory put 10/01/11)	10/11 at 100.00	BBB		1,015,430

1,000	St. James Parish, Louisiana, Solid Waste Disposal Revenue Bonds, Freeport McMoran Project, Series 1992, 7.700%, 10/01/22 (Alternative Minimum Tax)	7/11 at 100.00	N/R		999,980

1,245	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	5/11 at 101.00	A–		1,136,224
18,835	Total Louisiana				17,127,024
	Maine – 0.3%

1,665	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A1		1,598,283
	Maryland – 0.8%

1,000	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–		893,230

4,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21 (Pre-refunded 4/01/13)	4/13 at 100.00	AA+	(4)	4,336,240
5,000	Total Maryland				5,229,470
	Massachusetts – 1.7%

275	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R		227,013

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28	1/18 at 100.00	N/R		4,000,123

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R		430,810

1,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB		1,470,299

12

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	6/11 at 100.00	A–	$3,007,830

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	1,043,620
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 101.00	N/R	510,398
11,985	Total Massachusetts			10,690,093
	Michigan – 2.5%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	Aa2	2,761,695

1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA	1,224,075

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA+	800,256

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA	559,610

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA	1,476,468

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,124,875

1,420	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	1,086,414

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A1	481,880
1,470	5.750%, 11/15/39	11/19 at 100.00	A1	1,378,199

1,500	Michigan Strategic Fund, Collateralized Limited Obligation Pollution Control Revenue Refunding Bonds, Fixed Rate Conversion, Detroit Edison Company, Series 1999C, 5.650%, 9/01/29 – SYNCORA GTY Insured (Alternative Minimum Tax)	9/11 at 100.00	A	1,500,825

3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	3,368,640
15,995	Total Michigan			15,762,937
	Minnesota – 1.9%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–	829,360

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	905,030

3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	3,311,190

2,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,013,980

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
2,500	6.000%, 11/15/25	11/15 at 100.00	BB+	2,325,700
2,500	6.000%, 11/15/35	11/15 at 100.00	BB+	2,123,775
12,000	Total Minnesota			11,509,035

13

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.3%

$975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (6)	2/21 at 102.00	NA	$925,187

1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	10/11 at 100.00	BBB	980,240
1,975	Total Mississippi			1,905,427
	Missouri – 1.2%

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	2,355,850

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,412,548

1,802	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	9/11 at 100.00	N/R	1,483,028

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,214,193
8,249	Total Missouri			7,465,619
	Nevada – 1.2%

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	1,958,800

2,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	A	2,224,520

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,310	6.500%, 9/01/20	9/18 at 100.00	N/R	1,264,622
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,726,986
7,210	Total Nevada			7,174,928
	New Hampshire – 1.6%

3,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – NPFG Insured	5/12 at 101.00	A–	3,606,925

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,344,355

1,090	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Refunding Series 2003B, 5.600%, 10/01/22	No Opt. Call	BBB+	1,106,339

1,575	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2010C Subseries 2006J, 5.150%, 1/01/37	No Opt. Call	Aa2	1,599,964
9,665	Total New Hampshire			9,657,583
	New Jersey – 3.8%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa2	1,636,243

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	777,627

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,000	6.250%, 12/01/18	No Opt. Call	Baa1	2,219,820
600	7.500%, 12/01/32	6/19 at 100.00	Baa1	664,950

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.550%, 6/01/30 (IF) (7)	6/19 at 100.00	AA	1,491,889

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+	7,607,739

14

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+		$3,330,060

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	Aa3		1,046,820

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA+		2,246,540

895	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		932,151

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	Baa3		1,242,380
22,000	Total New Jersey				23,196,219
	New Mexico – 0.6%

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	N/R		2,792,730

1,195	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R		1,203,652
4,195	Total New Mexico				3,996,382
	New York – 4.8%

	Brooklyn Areba Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–		1,066,978
2,000	6.375%, 7/15/43	No Opt. Call	BBB–		1,990,000

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–		3,239,010

4,000	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–		4,010,760

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37	10/17 at 100.00	N/R		1,873,830
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R		624,710

2,100	New York City Municipal Water Finance Authority, New York, Water and Sewer System Revenue Bonds, Second Generation Resolution, Fiscal 2011 Series EE, 5.375%, 6/15/43	12/20 at 100.00	AA+		2,170,014

1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 17.712%, 6/15/33 (IF)	6/19 at 100.00	AA+		1,003,720

135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2	(4)	144,115

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–		2,450,380

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eigth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–		764,949

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1		5,225,299

4,000	Port Authority of New York and New Jersey, Special Project Bonds, KIAC Partners, Fourth Series 1996, 6.750%, 10/01/19 (Alternative Minimum Tax)	10/11 at 100.00	N/R		3,697,240

1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	N/R		1,140,071
30,425	Total New York				29,401,076

15

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina – 1.1%

$1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	$872,280

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	26.629%, 10/01/21 (IF)	10/16 at 100.00	Aa1	2,963,174
585	26.843%, 10/01/34 (IF)	10/15 at 100.00	Aa1	915,736

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–	1,150,840

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1	1,160,960
5,505	Total North Carolina			7,062,990
	Ohio – 4.0%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AA+	2,491,979

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
2,620	5.750%, 6/01/34	6/17 at 100.00	Baa3	1,805,180
3,480	5.875%, 6/01/47	6/17 at 100.00	Baa3	2,347,921

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	BBB+	2,582,340
2,000	5.750%, 11/01/40	11/20 at 100.00	BBB+	1,727,340

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB	2,961,112

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	712,285

5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–	5,782,640

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–	3,289,685

1,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,280,528
27,810	Total Ohio			24,981,010
	Oklahoma – 0.3%

1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – SYNCORA GTY Insured	11/14 at 100.00	A+	1,879,386
	Oregon – 0.2%

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	930,460

265	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	7/11 at 100.00	Ba2	248,681
1,265	Total Oregon			1,179,141
	Pennsylvania – 1.4%

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	N/R	990,850

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	976,270

16

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 17.490%, 8/01/38 (IF) (7)	8/20 at 100.00	AA	$1,066,214

3,000	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds, Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1	3,095,460

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	BBB–	1,156,884

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010 – 110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	509,507

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	409,805

360	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	360,500
8,505	Total Pennsylvania			8,565,490
	Puerto Rico – 1.5%

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA+	1,053,381

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
4,000	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	A3	4,038,920
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	A3	988,320

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	3,061,088
9,780	Total Puerto Rico			9,141,709
	Rhode Island – 0.2%

1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	958,310
	South Carolina – 1.7%

200	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	227,970

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
2,500	5.500%, 10/01/26	10/11 at 100.00	A+	2,501,975
3,250	5.500%, 10/01/31	10/11 at 100.00	A+	3,222,310

2,095	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa1	2,219,862

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	Aa2	2,161,500
10,045	Total South Carolina			10,333,617
	Tennessee – 1.5%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA	553,170
1,500	6.125%, 10/01/28	10/18 at 100.00	AA	1,608,300

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	A2	1,026,020

2,435	Knox County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Baptist Health System of East Tennessee Inc., Series 2002, 6.375%, 4/15/22	4/12 at 101.00	A1	2,543,504

17

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

$135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–	$119,609

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (5), (6)	11/17 at 100.00	N/R	50,100

3,602	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	3,307,032
10,172	Total Tennessee			9,207,735
	Texas – 6.9%

1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.750%, 12/01/29 (Alternative Minimum Tax)	7/11 at 100.00	CCC+	701,490

1,250	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	1,239,388

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc. – Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	No Opt. Call	BBB–	2,266,866

1,500	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+	1,245,870

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 – FGIC Insured	3/13 at 100.00	AA+	1,263,542

5,000	Liberty Hill Independent School District, Williamosn County, Texas, General Obligation Bonds, Series 2011, 5.000%, 8/01/40	8/19 at 100.00	Aaa	5,109,900

1,080	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Refunding Series 2005, 5.625%, 2/15/35	2/16 at 100.00	BBB–	913,388

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	1,075,680

1,500	Montgomery County, Texas, General Obligation Bonds, Refunding Series 2008B, 5.125%, 3/01/31	3/19 at 100.00	AA	1,563,870

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33	1/18 at 100.00	A3	1,985,120

5,440	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 0.000%, 9/01/45	9/31 at 100.00	AA	2,944,400

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,173,310

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	Baa2	933,190

500	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	491,000

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	3,196,463

1,000	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14	11/11 at 100.00	N/R	964,380

890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	847,823

810	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	833,684

18

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	$7,974,015

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB	776,780

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.480%, 2/01/17 (IF)	No Opt. Call	Aaa	2,030,280

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	No Opt. Call	N/R	737,483

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	488,255
45,210	Total Texas			42,756,177
	Utah – 1.6%

3,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	7/11 at 100.00	N/R	3,533,319

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	830,850

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
500	6.250%, 6/15/28	6/17 at 100.00	N/R	419,105
950	6.500%, 6/15/38	6/17 at 100.00	N/R	766,546

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,133,300

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	993,420

2,135	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A, 7.750%, 7/15/31	7/21 at 100.00	BB+	2,116,340
10,495	Total Utah			9,792,880
	Vermont – 0.3%

1,815	Vermont Educational and Health Buildings FInancing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.125%, 1/01/28	1/21 at 100.00	Baa2	1,831,281
	Virgin Islands – 1.0%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	488,645

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,285,297

875	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Baa3	817,189

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	1,229,310

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	7/11 at 100.00	N/R	2,550,476
6,740	Total Virgin Islands			6,370,917
	Virginia – 0.5%

85	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	6/11 at 100.00	Ba2	79,205

1,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning – Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	7/11 at 100.00	BBB	1,076,516

19

Portfolio of Investments

Nuveen All-American Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	$1,161,280

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,044,490
4,160	Total Virginia			3,361,491
	Washington – 1.2%

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – NPFG Insured	9/12 at 100.00	Aa3	183,589

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 19.194%, 6/01/34 (IF) (7)	6/19 at 100.00	AA	1,037,606

3,500	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa2	3,043,390

3,360	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	BBB	3,387,518
7,995	Total Washington			7,652,103
	West Virginia – 0.2%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	431,030

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	941,430
1,500	Total West Virginia			1,372,460
	Wisconsin – 3.3%

1,385	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA	1,437,879

630	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 6/01/11	No Opt. Call	N/R	629,546

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A+	2,859,167

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,603,175

1,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	7/11 at 100.00	A3	1,885,901

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A3	986,670

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit Health System, Inc., Series 2010B, 5.125%, 4/01/36	4/20 at 100.00	N/R	2,520,000

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	2,823,810

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009:
1,800	6.625%, 2/15/32	2/14 at 100.00	A+	1,839,456
595	6.625%, 2/15/39	2/19 at 100.00	A+	620,823

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113, 14.082%, 8/15/33 (IF)	8/13 at 100.00	BBB+	985,400

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	1,094,775
22,340	Total Wisconsin			20,286,602

20

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.5%

$2,250	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	$2,287,733

1,000	West Park Hospital District, State of Wyoming, Hospital Revenue Bonds, (West Park Hospital Project, Series 2011A West Park Hospital District, State of Wyoming, Hospital Revenue Refunding Bonds, (West Park Hospital Project), Series 2011B, 7.000%, 6/01/40	6/21 at 100.00	BBB	1,006,370
3,250	Total Wyoming			3,294,103
$637,073	Total Investments (cost $604,798,049) – 97.4%			601,110,581
	Other Assets Less Liabilities – 2.6%			16,108,258
	Net Assets – 100%			$617,218,839

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

21

Portfolio of Investments

Nuveen Insured Municipal Bond Fund

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 1.2%

$12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	8/12 at 77.49	Baa1	$8,913,062
	Arizona – 0.9%

1,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Wastewater System Revenue Bonds, Series 2004, 5.000%, 7/01/24 – NPFG Insured	7/14 at 100.00	AA+	1,047,100

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA	5,077,260

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2006C. Re-offering, 5.000%, 9/01/35 – AGC Insured	9/20 at 100.00	AA+	954,570
8,000	Total Arizona			7,078,930
	Arkansas – 0.3%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa2	2,065,280
	California – 15.8%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–	1,291,848

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA	11,454

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – NPFG Insured	12/14 at 100.00	AAA	1,044,846

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2	983,490

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA	952,370

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+	3,664,961

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA	5,085,210

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A2	4,745,150

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2	2,276,010

4,500	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1	4,424,220

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A	1,231,985

6,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2	5,125,140

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–	1,213,992

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	AA+	962,617

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA+	6,189,600

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	A+	5,048,517

22

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	7/11 at 100.00	BBB	(4)	$15,402,200

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		11,036,500

2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	BBB		1,678,610

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA		2,610,100

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – AGM Insured	5/15 at 100.00	AA+		10,081,100

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+		1,498,110

6,995	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A1		6,461,282

2,405	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – AGM Insured	6/17 at 100.00	AA+		2,074,264

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	Baa1		3,024,511
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1		7,824,420

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+		5,825,568

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA		3,544,806

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – NPFG Insured	10/12 at 100.00	AA–		5,009,650

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+		1,868,720
175,875	Total California				122,191,251
	Colorado – 1.6%

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A		2,027,029

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa1		3,114,600

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa		1,103,158

2,785	Mesa County Valley School District 51, Grand Junction, Colorado, General Obligation Bonds, Series 2004A, 5.000%, 12/01/23 – NPFG Insured	12/14 at 100.00	Aa2		2,947,978

2,000	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+		1,978,300

1,390	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2		1,442,334
24,410	Total Colorado				12,613,399
	Connecticut – 0.8%

3,475	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA		3,537,307

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA		2,242,895
5,600	Total Connecticut				5,780,202

23

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida – 4.3%

$3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – AGM Insured (Alternative Minimum Tax)	8/11 at 100.00	AA+		$3,930,904

5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	7/11 at 102.00	AA+		6,019,946

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		3,557,750
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		6,381,623

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA+		10,010,500

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
780	5.550%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+		781,170
2,505	5.750%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	7/11 at 100.00	AA+		2,505,852
33,045	Total Florida				33,187,745
	Georgia – 4.6%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2		2,018,680

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+		7,040,320

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University, Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3		5,068,172

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3		1,310,550
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3		2,584,247
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3		2,337,593

11,075	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Bonds, Third Indenture, Series 2009A, 5.000%, 7/01/39	7/19 at 100.00	AA+		11,092,609

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa3		2,335,388

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2		964,640

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA+		975,610
35,460	Total Georgia				35,727,809
	Hawaii – 1.3%

5,795	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 – AGM Insured	2/12 at 100.00	AA+		5,974,703

4,205	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 (Pre-refunded 2/01/12) – AGM Insured	2/12 at 100.00	AA+	(4)	4,370,467
10,000	Total Hawaii				10,345,170
	Idaho – 0.5%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2		1,056,290
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2		1,115,204

24

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Idaho (continued)

$1,775	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.500%, 7/01/38	7/19 at 100.00	Aaa		$1,808,761
3,840	Total Idaho				3,980,255
	Illinois – 4.2%

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.206%, 6/01/14 (IF)	No Opt. Call	AAA		3,931,498

8,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.50	AA–		8,050,640

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		2,965,361

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1		3,026,820

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	6/11 at 100.00	Baa1		310,834

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA		4,453,098

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	BBB	(4)	2,005,373

13,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		1,305,200

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA		1,963,600

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	A2		4,614,054
54,930	Total Illinois				32,626,478
	Indiana – 6.0%

	Boone County Hospital Association, Indiana, Lease Revenue Bonds, Series 2001:
3,190	5.500%, 1/15/21 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AA–	(4)	3,225,409
8,605	5.500%, 1/15/26 (Pre-refunded 7/15/11) – FGIC Insured	7/11 at 100.00	AA–	(4)	8,700,516

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – NPFG Insured	7/12 at 100.00	AA+	(4)	4,229,320

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		3,749,593

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+		3,563,245

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	12,570,444
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	6,419,736

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	3,171,990

1,005	St. Joseph County, Indiana, Economic Development Revenue Bonds, St. Mary’s College, Series 2002, 5.375%, 4/01/22 (Pre-refunded 4/01/12) – NPFG Insured	4/12 at 100.00	A–	(4)	1,051,793
45,330	Total Indiana				46,682,046

25

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kansas – 1.6%

$6,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA		$5,769,900

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA		3,154,751

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – AGM Insured	9/14 at 101.00	AA+		3,204,703
12,200	Total Kansas				12,129,354
	Louisiana – 2.3%

3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+		3,233,182

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,444,370

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1		2,637,310

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	AA+		9,661,900
18,305	Total Louisiana				17,976,762
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		919,947
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	Baa3		1,517,758
2,800	Total Maryland				2,437,705
	Massachusetts – 2.3%

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.536%, 7/01/29 (IF)	7/19 at 100.00	AA		6,023,960

425	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	7/11 at 100.00	N/R		413,466

8,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	8,904,320

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.300%, 8/01/38 (IF)	8/19 at 100.00	AAA		2,542,138
17,425	Total Massachusetts				17,883,884
	Michigan – 3.6%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+		7,215,894

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2		8,644,543

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	BB		2,729,703

1,720	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 100.00	AA		1,720,000

2,000	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		1,875,240

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2		5,595,739
32,875	Total Michigan				27,781,119

26

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.7%

$5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA+	$5,293,700
	Missouri – 2.6%

7,600	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	7,978,556

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.600%, 5/15/17 (IF)	No Opt. Call	AAA	4,805,163

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGM Insured	No Opt. Call	AA+	1,306,950
7,000	0.000%, 7/15/32 – AGM Insured	No Opt. Call	AA+	1,694,770
6,250	0.000%, 7/15/33 – AGM Insured	No Opt. Call	AA+	1,412,250
7,000	0.000%, 7/15/34 – AGM Insured	No Opt. Call	AA+	1,472,660
6,000	0.000%, 7/15/35 – AGM Insured	No Opt. Call	AA+	1,174,740
2,000	0.000%, 7/15/36 – AGM Insured	No Opt. Call	AA+	363,420
45,305	Total Missouri			20,208,509
	Nevada – 1.2%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	6/11 at 101.00	BBB+	3,626,088

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3	2,014,400

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	N/R	819,128
2,000	5.375%, 1/01/40 – AMBAC Insured (5)	7/11 at 100.00	N/R	501,560

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	BBB+	1,897,581
13,795	Total Nevada			8,858,757
	New Hampshire – 0.5%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 13.891%, 6/01/39 (IF) (6)	6/19 at 100.00	AA+	3,678,101
	New Jersey – 3.0%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,803,223
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,794,312

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	2,324,322

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	6,887,335
4,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AA+	4,101,920

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA+	3,148,380
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	3,403,046
22,515	Total New Jersey			23,462,538
	New Mexico – 0.9%

2,585	Rio Rancho, New Mexico, Water and Wastewater Revenue Bonds, Refunding Series 2009, 5.000%, 5/15/20 – AGM Insured	5/19 at 100.00	AA+	2,921,102

4,230	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/23 – AGM Insured	7/14 at 100.00	AA+	4,342,307
6,815	Total New Mexico			7,263,409

27

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York – 4.3%

$1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB		$1,926,906

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA+		5,040,276

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA		1,772,609

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.326%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,016,860
2,335	13.315%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,354,684

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		3,086,017

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A		4,574,332

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+		777,691

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA		5,122,200

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	AA		135,679

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA		1,088,623

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA		2,804,397
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA		1,585,781
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA		1,031,410
33,545	Total New York				33,317,465
	North Carolina – 0.6%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.305%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA		1,907,893

3,000	North Carolina Capital Facilities Financing Agency, Educational Facility Revenue Bonds, Wake Forest University, Series 2009, 5.000%, 1/01/38	1/19 at 100.00	AA		3,035,040
4,780	Total North Carolina				4,942,933
	North Dakota – 0.7%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	A	(4)	5,253,650
	Ohio – 3.0%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
130	5.125%, 6/01/24	6/17 at 100.00	Baa3		100,446
1,420	5.875%, 6/01/30	6/17 at 100.00	Baa3		1,024,729
1,370	5.750%, 6/01/34	6/17 at 100.00	Baa3		943,930
3,145	5.875%, 6/01/47	6/17 at 100.00	Baa3		2,121,900

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – AGM Insured	6/14 at 100.00	AA+		1,050,720

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	BBB+		2,553,075

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		7,354,529

28

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+		$2,337,171

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(4)	2,934,175

3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa		2,726,460
25,950	Total Ohio				23,147,135
	Oklahoma – 0.1%

1,000	Oklahoma Development Finance Authority, Revenue Bonds, Saint John Health System, Series 2007, 5.000%, 2/15/37	2/17 at 100.00	A		939,290
	Oregon – 0.9%

1,000	Ontario Hospital Facility Authority, Oregon, Revenue Bonds, Trinity Health Group, Series 2010E, 5.000%, 12/01/37	12/20 at 100.00	AA		967,120

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA		2,854,425

3,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/33	5/19 at 100.00	AAA		3,095,130
6,500	Total Oregon				6,916,675
	Pennsylvania – 4.7%

1,000	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40 – AGM Insured	1/20 at 100.00	AA+		987,920

710	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		714,310

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	Aa3		1,085,175

12,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+		9,506,280

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA+		5,090,954

7,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA+		6,800,920

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010:
2,400	5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA+		2,403,336
1,500	5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+		1,429,740

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1		2,618,544

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2		5,367,804
38,270	Total Pennsylvania				36,004,983
	Puerto Rico – 1.9%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 – FGIC Insured	7/13 at 100.00	A3		1,267,300

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
840	5.500%, 7/01/14 – AGM Insured	No Opt. Call	AA+		921,917
2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA+		2,829,480
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA+		3,291,210
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+		3,748,706
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA+		2,435,063
13,330	Total Puerto Rico				14,493,676

29

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Rhode Island – 0.1%

$635	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	7/11 at 100.00	Baa1		$636,702
	South Carolina – 1.7%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	Baa1		2,182,106

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – AGM Insured	4/12 at 100.00	AA+		3,749,307

6,565	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 (Pre-refunded 4/15/12) – AGM Insured	4/12 at 100.00	AA+	(4)	6,871,848
12,455	Total South Carolina				12,803,261
	Tennessee – 1.7%

10,000	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2		9,302,100

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		744,120
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		765,932
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,383,424

135	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 1999D, 6.000%, 3/01/24 – AMBAC Insured (Alternative Minimum Tax)	9/11 at 100.00	A2		135,177

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA+		1,024,820
14,210	Total Tennessee				13,355,573
	Texas – 9.0%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+		5,289,979

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
8,000	5.625%, 11/01/26 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		8,029,200
3,855	5.500%, 11/01/31 – NPFG Insured (Alternative Minimum Tax)	11/11 at 100.00	A+		3,857,352

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1		4,698,850

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	Baa1		4,287,950
6,500	5.250%, 11/15/22 – NPFG Insured	11/11 at 100.00	Baa1		5,494,710
6,800	5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	Baa1		5,186,428
2,500	5.375%, 11/15/41 – NPFG Insured	11/11 at 100.00	Baa1		1,831,500

3,755	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – NPFG Insured	3/12 at 100.00	AA		3,824,430

1,255	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 (Pre-refunded 3/01/12) – NPFG Insured	3/12 at 100.00	Aa2	(4)	1,304,397

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AA		1,271,801

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–		9,063,501

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	BBB+		15,087,000
78,165	Total Texas				69,227,098

30

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Utah – 1.7%

$5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	11/11 at 100.00	A		$5,008,900

6,335	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		5,905,170

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	Aa3		2,401,428
18,165	Total Utah				13,315,498
	Vermont – 0.0%

190	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – AGM Insured	11/11 at 100.00	AA+		192,314
	Washington – 7.3%

3,000	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2001A, 5.600%, 1/01/36 – NPFG Insured (Alternative Minimum Tax)	7/11 at 101.00	AA		2,954,400

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		4,839,509

10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/18 – NPFG Insured	7/12 at 100.00	Aaa		10,533,300

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	No Opt. Call	AAA		7,061,390

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.326%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+		2,343,756

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	A1		6,042,600

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – NPFG Insured (Alternative Minimum Tax)	7/11 at 100.00	Baa1		7,477,093

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	9/11 at 100.00	Baa1		8,782,722

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1		1,839,924

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Bonds, Refunding Series 2002, 5.500%, 12/01/22 – FGIC Insured	6/12 at 100.00	AA		1,034,010

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.285%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		3,719,592
55,745	Total Washington				56,628,296
	Wisconsin – 1.3%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A		2,536,620

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A+		1,656,039

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – NPFG Insured	5/13 at 100.00	AA	(4)	5,437,394
8,650	Total Wisconsin				9,630,053
$907,675	Total Investments (cost $784,414,006) – 99.5%				768,970,067
	Floating Rate Obligations – (1.0)%				(7,495,000)
	Other Assets Less Liabilities – 1.5%				11,709,174
	Net Assets – 100%				$773,184,241

31

Portfolio of Investments

Nuveen Insured Municipal Bond Fund (continued)

April 30, 2011

During the fiscal year ended April 30, 2011, the Fund invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Insurance for more information.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

32

Statement of Assets and Liabilities

April 30, 2011

	All-American	Insured
Assets
Investments, at value (cost $604,798,049 and $784,414,006, respectively)	$601,110,581	$768,970,067
Cash	1,379,059	519,540
Receivables:
Interest	11,757,722	12,236,944
Investments sold	7,244,843	1,016,284
Shares sold	2,298,838	639,633
Other assets	52,513	107,619
Total assets	623,843,556	783,490,087
Liabilities
Floating rate obligations	—	7,495,000
Payables:
Dividends	1,039,555	876,055
Investments purchased	2,385,308	—
Shares redeemed	2,491,001	1,132,922
Accrued expenses:
Management fees	230,562	288,178
12b-1 distribution and service fees	164,071	97,328
Other	314,220	416,363
Total liabilities	6,624,717	10,305,846
Net assets	$617,218,839	$773,184,241
Class A Shares
Net assets	$350,778,461	$272,744,900
Shares outstanding	34,253,641	27,229,151
Net asset value per share	$10.24	$10.02
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.69	$10.46
Class B Shares
Net assets	$5,273,186	$5,962,269
Shares outstanding	513,517	593,571
Net asset value and offering price per share	$10.27	$10.04
Class C Shares
Net assets	$167,534,668	$77,739,620
Shares outstanding	16,357,922	7,800,447
Net asset value and offering price per share	$10.24	$9.97
Class I Shares
Net assets	$93,632,524	$416,737,452
Shares outstanding	9,104,122	41,659,663
Net asset value and offering price per share	$10.28	$10.00
Net Assets Consist of:
Capital paid-in	$638,716,671	$791,813,696
Undistributed (Over-distribution of) net investment income	3,417,859	1,756,996
Accumulated net realized gain (loss)	(21,228,223)	(4,942,512)
Net unrealized appreciation (depreciation)	(3,687,468)	(15,443,939)
Net assets	$617,218,839	$773,184,241
Authorized shares	Unlimited	Unlimited
Par value per share	$0.01	$0.01

See accompanying notes to financial statements.

33

Statement of Operations

Year Ended April 30, 2011

	All-American	Insured
Investment Income	$37,803,267	$43,305,734
Expenses
Management fees	2,860,541	3,854,921
12b-1 service fees – Class A	724,386	591,527
12b-1 distribution and service fees – Class B	70,971	85,054
12b-1 distribution and service fees – Class C	1,280,790	649,239
Shareholders’ servicing agent fees and expenses	299,011	459,069
Interest expense	—	37,725
Custodian’s fees and expenses	122,296	147,685
Trustees’ fees and expenses	14,728	19,859
Professional fees	40,376	111,994
Shareholders’ reports – printing and mailing expenses	76,061	91,848
Federal and state registration fees	146,158	109,303
Other expenses	16,551	24,321
Total expenses before custodian fee credit	5,651,869	6,182,545
Custodian fee credit	(18,373)	(13,412)
Net expenses	5,633,496	6,169,133
Net investment income (loss)	32,169,771	37,136,601
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,207,064	(87,231)
Forward swaps	(1,973,667)	—
Change in net unrealized appreciation (depreciation) of:
Investments	(27,419,092)	(32,915,687)
Forward swaps	379,700	—
Net realized and unrealized gain (loss)	(27,805,995)	(33,002,918)
Net increase (decrease) in net assets from operations	$4,363,776	$4,133,683

See accompanying notes to financial statements.

34

Statement of Changes in Net Assets

	All-American		Insured
	Year Ended 4/30/11	Year Ended 4/30/10	Year Ended 4/30/11	Year Ended 4/30/10
Operations
Net investment income (loss)	$32,169,771	$26,743,619	$37,136,601	$37,701,329
Net realized gain (loss) from:
Investments	1,207,064	(5,528,924)	(87,231)	2,962,291
Forward swaps	(1,973,667)	594,000	—	—
Futures	—	(194,170)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(27,419,092)	56,821,470	(32,915,687)	26,616,536
Forward swaps	379,700	(612,858)	—	—
Net increase (decrease) in net assets from operations	4,363,776	77,823,137	4,133,683	67,280,156
Distributions to Shareholders
From net investment income:
Class A	(19,075,150)	(17,569,347)	(12,715,991)	(12,325,233)
Class B	(335,658)	(491,621)	(316,001)	(534,559)
Class C	(8,060,345)	(6,036,957)	(3,231,484)	(2,944,458)
Class I	(4,251,784)	(1,451,066)	(20,191,621)	(21,195,291)
Decrease in net assets from distributions to shareholders	(31,722,937)	(25,548,991)	(36,455,097)	(36,999,541)
Fund Share Transactions
Proceeds from sale of shares	278,951,439	212,536,167	81,710,774	125,675,536
Proceeds from shares issued to shareholders due to reinvestment of distributions	17,690,188	12,295,717	24,651,105	24,775,786
	296,641,627	224,831,884	106,361,879	150,451,322
Cost of shares redeemed	(205,143,683)	(160,492,162)	(164,309,537)	(109,373,622)
Net increase (decrease) in net assets from Fund share transactions	91,497,944	64,339,722	(57,947,658)	41,077,700
Net increase (decrease) in net assets	64,138,783	116,613,868	(90,269,072)	71,358,315
Net assets at the beginning of period	553,080,056	436,466,188	863,453,313	792,094,998
Net assets at the end of period	$617,218,839	$553,080,056	$773,184,241	$863,453,313
Undistributed (Over-distribution of) net investment income at the end of period	$3,417,859	$3,051,868	$1,756,996	$1,076,841

See accompanying notes to financial statements.

35

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/88)
2011	$10.63	$.56	$(.40)	$.16	$(.55)	$—	$(.55)	$10.24	1.53%
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63	17.36
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47
Class B (2/97)
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27	.79
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66	16.49
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66
Class C (6/93)
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24	.99
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63	16.62
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87
Class I (2/97)(e)
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28	1.84
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67	17.52
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72

36

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)

Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$350,778	.78%	.78%	5.34%	26%
352,666	.80	.80	5.46	33
303,949	.83	.80	5.48	31
315,885	.91	.80	4.43	29
283,722	.91	.79	4.21	6

5,273	1.53	1.53	4.56	26%
9,706	1.55	1.55	4.73	33
12,342	1.57	1.54	4.70	31
17,624	1.66	1.55	3.66	29
22,087	1.67	1.55	3.46	6

167,535	1.33	1.33	4.78	26%
151,025	1.34	1.34	4.91	33
108,149	1.38	1.35	4.95	31
100,333	1.46	1.35	3.89	29
78,977	1.46	1.34	3.66	6

93,633	.58	.58	5.53	26%
39,683	.59	.59	5.64	33
12,027	.63	.60	5.67	31
11,541	.71	.60	4.64	29
8,910	.71	.59	4.42	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

37

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INSURED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2011	$10.39	$.45	$(.38)	$.07	$(.44)	$—		$(.44)	$10.02	.67%
2010	10.02	.46	.36	.82	(.45)	—		(.45)	10.39	8.34
2009	10.45	.46	(.44)	.02	(.45)	—		(.45)	10.02	.33
2008	10.82	.45	(.36)	.09	(.45)	(.01)		(.46)	10.45	.85
2007	10.69	.45	.13	.58	(.45)	—	*	(.45)	10.82	5.52
Class B (2/97)
2011	10.42	.37	(.39)	(.02)	(.36)	—		(.36)	10.04	(.19)
2010	10.04	.38	.37	.75	(.37)	—		(.37)	10.42	7.61
2009	10.47	.38	(.44)	(.06)	(.37)	—		(.37)	10.04	(.44)
2008	10.83	.37	(.35)	.02	(.37)	(.01)		(.38)	10.47	.14
2007	10.70	.37	.13	.50	(.37)	—	*	(.37)	10.83	4.70
Class C (9/94)
2011	10.34	.39	(.38)	.01	(.38)	—		(.38)	9.97	.09
2010	9.96	.40	.37	.77	(.39)	—		(.39)	10.34	7.86
2009	10.39	.40	(.44)	(.04)	(.39)	—		(.39)	9.96	(.28)
2008	10.75	.39	(.36)	.03	(.38)	(.01)		(.39)	10.39	.31
2007	10.62	.39	.13	.52	(.39)	—	*	(.39)	10.75	4.91
Class I (12/86)(f)
2011	10.38	.47	(.39)	.08	(.46)	—		(.46)	10.00	.75
2010	10.00	.48	.37	.85	(.47)	—		(.47)	10.38	8.65
2009	10.43	.48	(.44)	.04	(.47)	—		(.47)	10.00	.51
2008	10.79	.47	(.35)	.12	(.47)	(.01)		(.48)	10.43	1.11
2007	10.67	.47	.12	.59	(.47)	—	*	(.47)	10.79	5.61

38

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

$272,745	.77%	.77%	4.37%	6%
297,044	.79	.78	4.46	14
252,137	.88	.79	4.58	10
242,493	.99	.77	4.25	9
220,377	.96	.77	4.17	10

5,962	1.52	1.52	3.60	6%
12,361	1.54	1.53	3.72	14
18,273	1.62	1.53	3.83	10
23,125	1.74	1.52	3.49	9
27,490	1.71	1.52	3.42	10

77,740	1.32	1.32	3.82	6%
86,326	1.34	1.33	3.91	14
65,940	1.43	1.34	4.04	10
48,375	1.54	1.32	3.70	9
34,338	1.51	1.32	3.62	10

416,737	.57	.57	4.57	6%
467,722	.59	.58	4.66	14
455,745	.68	.59	4.78	10
496,431	.79	.57	4.44	9
540,402	.76	.57	4.37	10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable. The Fund did not receive on expense reimbursement from the Adviser during the fiscal years ended 2007 through 2011.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
*	Rounds to less than $.01 per share.

See accompanying notes to financial statements.

39

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen All-American Municipal Bond Fund (“All-American”) and Nuveen Insured Municipal Bond Fund (“Insured”), (collectively, the “Funds”). The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”) changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Effective April 27, 2011, Insured is closed to new investors. Investors in the Fund as of April 27, 2011 may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC.

All American’s investment objective is to provide a high level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Sub-Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term municipal bonds that offer above average total return. The Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

Insured’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. In addition, the municipal securities in which the Fund invests are, at the time of purchase, (i) rated BBB/Baa or higher or covered by insurance from insurers with a claims-paying ability rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the Sub-Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Sub-Adviser uses a value-oriented strategy and looks for higher-yielding and undervalued long-term, insured municipal bonds that offer above-average total return. The Sub-Adviser may choose to sell municipal bonds with deteriorating credit or limited upside potential compared to other available bonds.

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

40

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2011, there were no such outstanding purchase commitments in either of the Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

41

Notes to Financial Statements (continued)

Insurance

Under normal market conditions, and during the fiscal year ended April 30, 2011, Insured invested at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest thereon. Inverse floating rate securities whose underlying bonds are covered by insurance were included for purposes of the 80%. Insured municipal bonds are either covered by individual, permanent insurance policies (obtained either at the time of issuance or subsequently), or covered “while in fund” under a master portfolio insurance policy purchased by the Fund. Insurance guarantees only the timely payment of interest and principal on the bonds; it does not guarantee the value of either individual bonds or Fund shares. The Adviser may obtain master policies from insurers that specialize in insuring municipal bonds.

Each insured municipal security is covered by Original Issue Insurance, Secondary Market Insurance or Portfolio Insurance. Such insurance does not guarantee the market value of the municipal securities or the value of the Fund’s shares. Original Issue Insurance and Secondary Market Insurance remain in effect as long as the municipal securities covered thereby remain outstanding and the insurer remains in business, regardless of whether the Fund ultimately disposes of such municipal securities. Consequently, the market value of the municipal securities covered by Original Issue Insurance or Secondary Market Insurance may reflect value attributable to the insurance. Portfolio Insurance, in contrast, is effective only while the municipal securities are held by the Fund, and is reflected as an expense over the term of the policy, when applicable. Accordingly, neither the prices used in determining the market value of the underlying municipal securities nor the net asset value of the Fund’s shares include value, if any, attributable to the Portfolio Insurance. Each policy of the Portfolio Insurance does, however, give the Fund the right to obtain permanent insurance with respect to the municipal security covered by the Portfolio Insurance policy at the time of its sale.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within one year of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended April 30, 2011, each Fund invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these

42

agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At April 30, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	All-American	Insured
Maximum exposure to Recourse Trusts	$27,320,000	$19,490,000

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for insured during the fiscal year ended April 30, 2011, were as follows:

Insured
Average floating rate obligations outstanding	$7,495,000
Average annual interest rate and fees	0.50%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the fiscal year ended April 30, 2011, All American entered into forward interest rate swap contracts to reduce the duration of the Fund’s portfolio. The average notional amounts of forward interest rate swap contracts outstanding during the fiscal year ended April 30, 2011, were as follows:

All-American
Average notional amount of forward interest rate swap contracts outstanding*	$5,550,000
*	The average notional amount is calculated based on the outstanding notional at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract and is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date

43

Notes to Financial Statements (continued)

and value of the contract when originally entered into and is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not enter into futures contracts during the fiscal year ended April 30, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or

44

liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2011:

All-American	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$601,060,481	$50,100	$601,110,581

Insured	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$768,970,067	$—	$768,970,067

The following is a reconciliation of All-American’s Level 3 investments held at the beginning and end of the measurement period:

All-American Level 3 Municipal Bonds
Balance at the beginning of year	$649,400
Gains (losses):
Net realized gains (losses)	—
Net change in unrealized appreciation (depreciation)	(599,300)
Purchases at cost	—
Sales at proceeds	—
Net discounts (premiums)	—
Transfers into	—
Transfers out of	—
Balance at the end of year	$50,100
Net change in unrealized appreciation (depreciation) during the year of Level 3 securities held as of April 30, 2011	$(599,300)

During the fiscal year ended April 30, 2011, the Fund recognized no significant transfers to/from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the fiscal year ended April 30, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Realized Gain (Loss) from Forward Swaps	All-American
Risk Exposure
Interest Rate	$(1,973,667)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	All-American
Risk Exposure
Interest Rate	$379,700

45

Notes to Financial Statements (continued)

4. Fund Shares

Transactions in Fund shares were as follows:

	All-American
	Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	10,462,922	$110,348,766	10,356,146	$106,873,541
Class A – automatic conversion of Class B Shares	147,912	1,558,451	245,406	2,494,136
Class B	10,678	112,396	51,454	542,219
Class C	6,438,793	68,155,504	4,737,076	48,962,605
Class I	9,247,654	98,776,322	5,321,383	53,663,666
Shares issued to shareholders due to reinvestment of distributions:
Class A	1,030,443	10,811,869	836,632	8,622,867
Class B	18,007	190,310	25,576	263,187
Class C	348,924	3,662,964	243,933	2,518,147
Class I	287,869	3,025,045	85,958	891,516
	27,993,202	296,641,627	21,903,564	224,831,884
Shares redeemed:
Class A	(10,567,567)	$(109,802,671)	(10,117,472)	$(105,024,180)
Class B	(278,247)	(2,943,991)	(211,451)	(2,183,403)
Class B – automatic conversion to Class A Shares	(147,537)	(1,558,451)	(244,701)	(2,494,136)
Class C	(4,635,948)	(47,812,735)	(2,101,609)	(21,470,022)
Class I	(4,149,479)	(43,025,835)	(2,944,101)	(29,320,421)
	(19,778,778)	(205,143,683)	(15,619,334)	(160,492,162)
Net increase (decrease)	8,214,424	$91,497,944	6,284,230	$64,339,722

	Insured
	Year Ended 4/30/11		Year Ended 4/30/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	4,807,289	$49,616,786	7,671,450	$78,731,021
Class A – automatic conversion of Class B Shares	201,203	2,071,000	291,037	2,956,935
Class B	25,228	261,624	35,426	367,114
Class C	1,738,676	17,878,166	2,810,446	28,709,682
Class I	1,151,873	11,883,198	1,453,536	14,910,784
Shares issued to shareholders due to reinvestment of distributions:
Class A	802,353	8,224,843	738,545	7,579,243
Class B	17,420	179,787	30,014	308,269
Class C	180,644	1,841,925	156,253	1,595,366
Class I	1,406,971	14,404,550	1,493,877	15,292,908
	10,331,657	106,361,879	14,680,584	150,451,322
Shares redeemed:
Class A	(7,163,862)	(72,564,715)	(5,288,208)	(54,267,434)
Class B	(434,646)	(4,474,055)	(408,623)	(4,204,826)
Class B – automatic conversion to Class A Shares	(200,700)	(2,071,000)	(290,362)	(2,956,935)
Class C	(2,468,906)	(24,825,873)	(1,234,416)	(12,616,043)
Class I	(5,972,258)	(60,373,894)	(3,445,455)	(35,328,384)
	(16,240,372)	(164,309,537)	(10,667,064)	(109,373,622)
Net increase (decrease)	(5,908,715)	$(57,947,658)	4,013,520	$41,077,700

46

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, when applicable) during the fiscal year ended April 30, 2011, were as follows:

	All- American	Insured
Purchases	$249,388,746	$53,431,736
Sales and maturities	158,594,165	100,131,452

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, when applicable), as determined on a federal income tax basis, were as follows:

	All- American	Insured
Cost of investments	$603,680,769	$778,490,089
Gross unrealized:
Appreciation	$21,923,236	$21,663,285
Depreciation	(24,493,424)	(38,678,983)
Net unrealized appreciation (depreciation) of investments	$(2,570,188)	$(17,015,698)

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and nondeductible stock offering costs, resulted in reclassifications among the Funds’ components of net assets at April 30, 2011, the Funds’ tax year-end, as follows:

	All- American	Insured
Capital paid-in	$—	$—
Undistributed (Over-distribution of) net investment income	(80,843)	(1,349)
Accumulated net realized gain (loss)	80,843	1,349

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2011, the Funds’ tax year end, were as follows:

	All- American	Insured
Undistributed net tax-exempt income*	$4,809,293	$3,574,862
Undistributed net ordinary income**	180,423	—
Undistributed net long-term capital gains	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2011 through April 30, 2011, and paid on May 2, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended April 30, 2011 and April 30, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	All- American	Insured
Distributions from net tax-exempt income***	$31,196,518	$36,772,545
Distributions from net ordinary income**	138,996	—
Distributions from net long-term capital gains	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended April 30, 2011, as Exempt Interest Dividends.

47

Notes to Financial Statements (continued)

2010	All- American	Insured
Distributions from net tax-exempt income	$25,148,674	$36,845,233
Distributions from net ordinary income**	—	16,492
Distributions from net long-term capital gains	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2011, the Funds’ tax year end, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	All- American	Insured
Expiration:
April 30, 2012	$3,378,131	$—
April 30, 2013	605,409	—
April 30, 2017	2,196,257	23,832,300
April 30, 2018	14,165,565	—
April 30, 2019	881,168	—
Total	$21,226,530	$23,832,300

During the tax year ended April 30, 2011, Insured utilized $880,246 of capital loss carryforward.

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3000%
For the next $125 million	.2875
For the next $250 million	.2750
For the next $500 million	.2625
For the next $1 billion	.2500
For the next $3 billion	.2250
For net assets over $5 billion	.2125

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain Funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2011, the complex-level fee rate for these Funds was .1785%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into Sub-Advisory Agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

48

The Adviser has agreed to waive fees or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Insured do not exceed .975% of the average daily net assets of any class of Fund shares. The Adviser may also voluntarily reimburse additional expenses from time to time in the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the fiscal year ended April 30, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	Insured
Sales charges collected (Unaudited)	$1,426,900	$703,832
Paid to financial intermediaries (Unaudited)	1,264,437	614,568

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended April 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	Insured
Commission advances (Unaudited)	$846,579	$265,444

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended April 30, 2011, the Distributor retained such 12b-1 fees as follows:

	All- American	Insured
12b-1 fees retained (Unaudited)	$440,417	$241,744

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended April 30, 2011, as follows:

	All- American	Insured
CDSC retained (Unaudited)	$88,007	$40,987

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

49

Notes to Financial Statements (continued)

9. Subsequent Events

Effective May 31, 2011, Insured will no longer be required to invest at least 80% of its net assets in municipal securities that are covered by insurance guaranteeing the timely payment of principal and interest thereon. The Fund will continue to be subject to the requirement that it invest at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax. Also on May 31, 2011, the Fund’s name will be changed to Nuveen Municipal Bond Fund.

50

Appendix A

PRO FORMA FINANCIAL INFORMATION

The unaudited pro forma financial information set forth below is for informational purposes only and does not purport to be indicative of the financial condition that actually would have resulted if the Reorganizations had been consummated. The closing of each Reorganization is contingent upon the Acquired Fund obtaining the requisite shareholder approval and satisfying its other closing conditions. An unfavorable vote on a Reorganization by the shareholders of one Acquired Fund will not affect the closing of the Reorganization with respect to any other Acquired Fund, if such Reorganization is approved by the shareholders of such other Acquired Fund. These pro forma numbers have been estimated in good faith based on information regarding the Acquired Funds and Acquiring Fund as of October 31, 2011. The unaudited pro forma financial information should be read in conjunction with the historical financial statements of the Acquired Funds and the Acquiring Fund, which are available in their respective annual and semi-annual shareholder reports.

Narrative Description of the Pro Forma Effects of the Reorganizations

Note 1 — Reorganization

The unaudited pro forma information has been prepared to give effect to the proposed reorganizations of the Acquired Funds into the Acquiring Fund pursuant to an Agreement and Plan of Reorganization (the “Plan”) as if the Reorganizations occurred on October 31, 2011.

Acquired Funds	Acquiring Fund

Nuveen Tax Free Fund (Tax Free Fund)	Nuveen All-American Municipal Bond Fund (Acquiring Fund)

Nuveen Municipal Bond Fund (Municipal Bond Fund)

Nuveen Municipal Bond Fund 2 (Municipal Bond Fund 2)

Note 2 — Basis of Pro Forma

Each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes; therefore, no gain or loss will be recognized by an Acquired Fund or its shareholders as a direct result of the Reorganizations. Each Acquired Fund and the Acquiring Fund are registered open-end management investment companies. The Reorganizations would be accomplished by the acquisition of all the assets and the assumption of all the liabilities of each Acquired Fund by the Acquiring Fund in exchange for shares of the Acquiring Fund, followed by and the distribution of such shares to Acquired Fund shareholders in complete liquidation of each Acquired Fund. The pro forma financial information has been adjusted to reflect the assumption that the Tax Free Fund distributes its undistributed net investment income of $1,036,628 to its shareholders, the Municipal Bond Fund distributes its undistributed net investment income of $1,611,138 to its shareholders, and the Municipal Bond Fund 2 distributes its undistributed net investment income of $131,047 to its shareholders, prior to its respective Reorganization. The tables below show the class and shares that Acquired Fund shareholders would have received had the Reorganizations occurred on the period ended date in Note 1.

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If each Reorganization had occurred:

Tax Free Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	4,661,122	Class A
Class C1	499,366	Class A
Class I	37,626,672	Class I

Municipal Bond Fund Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	23,299,591	Class A
Class B	386,209	Class B
Class C	7,126,367	Class C
Class I	39,019,737	Class I

Municipal Bond Fund 2 Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	9,128,903	Class A
Class B	128,161	Class B
Class C	1,471,441	Class C
Class I	3,941,407	Class I

If only the Municipal Bond Fund 2 Reorganization had occurred:

Municipal Bond Fund 2 Share Class	Acquiring Fund Shares Issued	Acquiring Fund Share Class
Class A	9,127,578	Class A
Class B	128,143	Class B
Class C	1,471,227	Class C
Class I	3,940,835	Class I

In accordance with accounting principles generally accepted in the United States of America, each Reorganization will be accounted for as a tax-free reorganization for federal income tax purposes. For financial reporting purposes, the historical cost basis of the investments received from each Acquired Fund will be carried forward to align ongoing reporting of the realized and unrealized gains and losses of the surviving fund (which will be the Acquiring Fund) with amounts distributable to shareholders for tax purposes.

Fund	Net Assets	As-of Date
Tax Free Fund	$463,669,651	October 31, 2011
Municipal Bond Fund	$755,437,376	October 31, 2011
Municipal Bond Fund 2	$158,307,645	October 31, 2011
Acquiring Fund	$730,743,802	October 31, 2011
Combined Fund (Tax Free Fund, Municipal Bond Fund and Municipal Bond Fund 2 into Acquiring Fund) Pro Forma	$2,105,111,661	October 31, 2011
Combined Fund (Municipal Bond Fund 2 into Acquiring Fund) Pro Forma	$888,818,400	October 31, 2011

Note 3 — Pro Forma Expense Adjustments

If each Reorganization had occurred:

The following assumes shareholders of each Acquired Fund approve the Reorganization of their Fund into the Acquiring Fund. The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganizations had taken place on the

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first day of the period as disclosed in Note 1 using the fees and expenses information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Acquired Funds and Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund net assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganizations.

	Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Expense reimbursement[1]	$53,787	0.00%[4]
Management fees[2]	(927,635)	(0.04)%
Shareholders’ reports—printing and mailing expenses[3]	(113,908)	(0.01)%
Professional fees[3]	(55,558)	(0.00)%[4]
Custodian’s fees and expenses[3]	(47,330)	(0.00)%[4]
Federal and state registration fees[3]	(15,485)	(0.00)%[4]

Total Pro Forma Net Expense Adjustment	$(1,106,129)	(0.05)%

(1)	Reflects the reduction in expense reimbursement payments the Adviser would have made to the Tax Free Fund if the Reorganizations had taken place on the first day of the period as disclosed in Note 1.
(2)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganizations to the combined fund’s average net assets.
(3)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganizations.
(4)	Rounds to less than 0.01%.

No significant accounting policies will change as a result of the Reorganizations, specifically policies regarding security valuation or compliance with Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganizations.

If only the Municipal Bond Fund 2 Reorganization had occurred:

The following assumes shareholders of the Municipal Bond Fund 2 approve the Reorganization of their Fund into the Acquiring Fund, and shareholders of the Tax Free Fund and the Municipal Bond Fund do not approve the Reorganization of their Fund. The table below reflects adjustments to annual expenses made to the Pro Forma Combined Fund financial information as if the Reorganization had taken place on the first day of the period as disclosed in Note 1 using the fees and expenses information shown in the Joint Proxy Statement/Prospectus. The pro forma information has been derived from the books and records used in calculating daily net asset values of the Municipal Bond Fund 2 and the Acquiring Fund and has been prepared in accordance with accounting principles generally accepted in the United States of America which require management to make estimates and assumptions that affect this information. Percentages presented below are the increase (decrease) in expenses divided by the Pro Forma Combined Fund net assets presented in Note 2. Actual results could differ from those estimates. No other significant pro forma effects are expected to result from the Reorganization.

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	Increase (Decrease)
Net Expense Category	Dollar Amount	Percentage
Management fees[1]	$(133,738)	(0.02)%
Shareholders’ reports—printing and mailing expenses[2]	(57,824)	(0.01)%
Professional fees[2]	(14,962)	(0.00)%[3]
Custodian’s fees and expenses[2]	(9,144)	(0.00)%[3]
Federal and state registration fees[2]	(1,810)	(0.00)%[3]

Total Pro Forma Net Expense Adjustment	$(217,478)	(0.02)%

(1)	Reflects the impact of applying the Acquiring Fund’s fund-level management fee rates following the Reorganization to the combined fund’s average net assets.
(2)	Reflects the anticipated reduction of certain duplicative expenses eliminated as a result of the Reorganization.
(3)	Rounds to less than (0.01%).

No significant accounting policies will change as a result of the Reorganization, specifically policies regarding security valuation or compliance with Subchapter M of the Code. No significant changes to any existing contracts of the Acquiring Fund are expected as a result of the Reorganization.

Note 4 — Reorganization Costs

If each Reorganization had occurred:

The following assumes shareholders of each Acquired Fund approve the Reorganization of their Fund into the Acquiring Fund. Nuveen Fund Advisors estimates that expenses for the Reorganizations will be approximately $268,000. The Tax Free Fund is expected to be charged an estimated $122,000 in Reorganization costs, the Municipal Bond Fund is expected to be charged an estimated $56,000, and the Municipal Bond Fund 2 is expected to be charged an estimated $38,000 in Reorganization costs. These costs represent the estimated nonrecurring expenses of the Acquired Funds carrying out their obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the proposed Reorganizations to be borne by the Acquired Funds. The Acquiring Fund is expected to be charged approximately $52,000 of expenses in connection with the Reorganizations. To the extent that payment of these costs would cause an Acquired Fund to exceed its expense cap, Nuveen will reimburse the portion of the expenses necessary for the Fund to operate within the cap. Each Fund is expected to recover its costs of the Reorganizations within the first year following the Reorganizations assuming that annual costs savings occur at the levels shown above. The pro forma financial information included in Note 2 has been adjusted for any costs related to the Reorganizations to be borne by the Funds. Nuveen will bear 100% of the Reorganization costs and expenses with respect to a Reorganization if such Reorganization is not consummated.

If each Reorganization had occurred as of October 31, 2011, no Acquired Fund would not have been required to dispose of its securities in order to comply with the Acquiring Fund’s investment policies and restrictions, nor would any Acquired Fund have sold any material portion (i.e., more than 5% of its net assets) of the securities in its portfolio solely as a result of the Reorganization.

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If only the Municipal Bond Fund 2 Reorganization had occurred:

The following assumes shareholders of the Municipal Bond Fund 2 approve the Reorganization of their Fund into the Acquiring Fund, and shareholders of the Tax Free Fund and the Municipal Bond Fund do not approve the Reorganizations of their Funds. Nuveen Fund Advisors estimates that expenses for the Reorganization will be approximately $102,000. The Municipal Bond Fund 2 is expected to be charged an estimated $59,000 in Reorganization costs. These costs represent the estimated nonrecurring expenses of the Acquired Fund carrying out its obligations under the Plan and consist of management’s estimate of professional services fees, printing costs and mailing charges related to the Reorganization to be borne by the Municipal Bond Fund 2. The Acquiring Fund is expected to be charged approximately $43,000 of expenses in connection with the Reorganization. Each Fund is expected to recover its costs of the Reorganization within the first year following the Reorganization assuming that annual costs savings occur at the levels shown above. The pro forma financial information included in Note 2 has been adjusted for any costs related to the Reorganizations to be borne by the Funds. Nuveen will bear 100% of the Reorganization costs and expenses with respect to the Reorganization if such Reorganization is not consummated.

If the Reorganization had occurred as of October 31, 2011, Municipal Bond Fund 2 would not have been required to dispose of its securities in order to comply with the Acquiring Fund’s investment policies and restrictions, and Municipal Bond Fund 2 would have not sold any material portion (i.e., more than 5% of its net assets) of the securities in its portfolio solely as a result of the Reorganization.

Note 5 — Accounting Survivor

The Acquiring Fund will be the accounting survivor. The surviving fund will have the portfolio management team, portfolio composition, strategies, investment objective, expense structure and policies/restrictions of the Acquiring Fund.

Note 6 — Capital Loss Carryforward

As of October 31, 2011, the Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the capital loss carryforwards will expire as follows:

		Tax Free Fund	Municipal Bond Fund	Acquiring Fund
Expiration Date:
	4/30/2013	$—	$—	$605,409
	4/30/2017	—	1,295,966	2,196,257
	4/30/2018	6,429,161	—	14,165,565
	4/30/2019	732,365	—	881,168
	4/30/2020	3,472,276	—	—

	Total	$10,633,802	$1,295,966	$17,848,399

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		Municipal Bond Fund 2
Expiration Date:
	5/31/2013	$1,289,937
	5/31/2016	189,437
	5/31/2017	394,228
	5/31/2018	14,072,619

	Total	$15,946,221

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NUVEEN ALL-AMERICAN MUNICIPAL BOND FUND

NUVEEN HIGH YIELD MUNICIPAL BOND FUND

NUVEEN INFLATION PROTECTED MUNICIPAL BOND FUND

NUVEEN INTERMEDIATE DURATION MUNICIPAL BOND FUND

NUVEEN LIMITED TERM MUNICIPAL BOND FUND

NUVEEN MUNICIPAL BOND FUND

SUPPLEMENT DATED SEPTEMBER 26, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2011

1.	Effective December 1, 2011, the first paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” is hereby deleted in its entirety and replaced with the following two paragraphs:

Nuveen Mutual Funds currently utilize two transfer agents. You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

2.	Effective December 1, 2011, the third paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” is hereby deleted in its entirety and replaced with the following paragraph:

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

3.	Effective October 1, 2011, the following sentence is hereby inserted after the second sentence of the section “Purchase and Redemption of Fund Shares—Class A Shares”:

Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent.

4.	Effective October 1, 2011, the following two sentences are hereby inserted after the second sentence in the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Reinstatement Privilege”:

Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-NATSAI-0911P

August 31, 2011

Nuveen All-American Municipal Bond Fund

Ticker Symbols: Class A—FLAAX, Class B—FAAMX, Class C—FAACX, Class I—FAARX

Nuveen High Yield Municipal Bond Fund

Ticker Symbols: Class A—NHMAX, Class B—NHMBX, Class C—NHMCX, Class I—NHMRX

Nuveen Inflation Protected Municipal Bond Fund

Ticker Symbols: Class A—NITAX, Class C—NIPCX, Class I—NIPIX

Nuveen Intermediate Duration Municipal Bond Fund

Ticker Symbols: Class A—NMBAX, Class B—NUMBX, Class C—NNSCX, Class I—NUVBX

Nuveen Limited Term Municipal Bond Fund

Ticker Symbols: Class A—FLTDX, Class C—FLTCX, Class I—FLTRX

Nuveen Municipal Bond Fund

Ticker Symbols: Class A—NMBIX, Class B—NMBBX, Class C—NMBKX, Class I—NITNX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund, Nuveen Limited Term Municipal Bond Fund and Nuveen Municipal Bond Fund (each individually a “Fund,” and collectively the “Funds”), each a series of Nuveen Municipal Trust, dated August 31, 2011. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated April 30, 2011; each is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Funds, except Nuveen Inflation Protected Municipal Bond Fund, are diversified series of Nuveen Municipal Trust, formerly Nuveen Flagship Municipal Trust (the “Trust”), an open-end investment company organized as a Massachusetts business trust on July 1, 1996. Nuveen All-American Municipal Bond Fund was formerly named Nuveen Flagship All-American Municipal Bond Fund and Flagship All-American Tax Exempt Fund, a series of Flagship Tax Exempt Funds Trust. Nuveen Intermediate Duration Municipal Bond Fund was formerly named Nuveen Municipal Bond Fund. Nuveen Limited Term Municipal Bond Fund was formerly named Nuveen Flagship Limited Term Municipal Bond Fund and Flagship Limited Term Tax Exempt Fund, a series of the Flagship Tax Exempt Funds Trust. Nuveen Municipal Bond Fund was formerly named Nuveen Insured Municipal Bond Fund, a series of the Nuveen Insured Tax-Free Bond Fund, Inc. The Funds’ investment adviser is Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). The Funds’ sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management”).

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the shares of the Fund’s outstanding shares:

(1) Invest in securities other than Municipal Obligations and short-term securities, and for Nuveen Inflation Protected Municipal Bond Fund only, U.S. government securities, as described in the Prospectus, except each Fund may invest up to 5% of its net assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management, each Fund’s sub-adviser, determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal income taxes.

(2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government and to the investment of 25% of such Fund’s assets. This limitation shall not apply to Nuveen Inflation Protected Municipal Bond Fund.

(3) Borrow money, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund’s total assets.

(5) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under subparagraph (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

(6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations may be deemed to be an underwriting.

(7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

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(9) Make loans, except as permitted by the 1940 Act and exemptive orders granted thereunder.

(10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

(11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

(12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. government, its agencies or instrumentalities.

(13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Trust, or those officers and directors of the Adviser, who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities (this subparagraph (13) does not apply to Nuveen High Yield Municipal Bond Fund).

For the purpose of applying the limitations set forth in paragraphs (2) and (12) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Except with respect to paragraph (3) above, the foregoing restrictions and limitations, as well as a Fund’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

(2) Invest more than 15% of its net assets in inverse floating rate securities. This limitation shall not apply to Nuveen Inflation Protected Municipal Bond Fund.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days.

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Under normal market conditions, the Funds invest at least 80% of their net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. A policy has been adopted by each Fund to provide shareholders with at least 60 days’ notice in the event of a planned change to this investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c) of the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that appears in the Prospectus for the Funds.

Portfolio Securities

As described in the Prospectus, under normal market conditions, each Fund invests at least 80% of its net assets in a portfolio of Municipal Obligations issued within the 50 states and certain U.S. possessions and territories. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax.

The investment assets of Nuveen All-American Municipal Bond Fund, Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund each invests at least 80% of its net assets in municipal obligations rated BBB/Baa or higher at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”), by Standard & Poor’s Corporation (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, judged by Nuveen Asset Management to be of comparable quality. Each Fund, other than Nuveen High Yield Municipal Bond Fund and Nuveen Municipal Bond Fund, may invest up to 20% of its net assets in Municipal Obligations rated below BBB/Baa by Moody’s, S&P or Fitch. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

Under normal market conditions, Nuveen High Yield Municipal Bond Fund invests at least 65% of its net assets in medium- to low-quality Municipal Obligations rated BBB/Baa or lower by S&P, Moody’s or Fitch or, if unrated, judged by Nuveen Asset Management to be of comparable quality. As a temporary defensive measure, in response to unusual market conditions, lack of acceptable supply or times when yield spreads do not justify the increased risks of investing in these securities, the Fund may invest in higher quality Municipal Obligations (those rated AAA/Aaa to A or, if unrated, judged by Nuveen Asset Management to be of comparable quality) or in short-term, high-quality investments. The Fund may invest up to 10% of its net assets in defaulted Municipal Obligations (i.e., bonds on which the issuer has not paid principal or interest on time).

As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called “lease obligations”) of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating securities for purchase, a Fund will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of

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such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

The Funds, other than Nuveen Inflation Protected Municipal Bond Fund, may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a Fund’s investment in inverse floaters likely would adversely affect the Fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Funds will only invest in inverse floating rate securities whose underlying, bonds are rated A or higher.

Inflation-Linked Debt Securities

The Nuveen Inflation Protected Municipal Bond Fund invests in inflation-linked debt securities, which include fixed and floating rate debt securities of varying maturities issued by the U.S. government, its agencies and instrumentalities, such as Treasury Inflation-Protected Securities (“TIPS”), as well as securities issued by other entities such as corporations, municipalities, foreign governments and foreign issuers, including foreign issuers from emerging markets. Typically, such securities are structured as fixed income investments whose principal value is periodically adjusted according to the rate of inflation. The following two structures are common: (i) the U.S. Treasury and some other issuers issue inflation-linked securities that accrue inflation into the principal value of the security and (ii) other issuers may pay out the Consumer Price Index for All Urban Consumers Non-Seasonally Adjusted (“CPI-UNSA”) accruals as part of a semi-annual coupon. Other types of inflation-linked securities exist which use an inflation index other than the CPI-UNSA.

Inflation-linked securities issued by the U.S. Treasury, such as TIPS, have maturities of five, ten, twenty and thirty years, although it is possible that securities with other maturities will be issued in the future. Typically, TIPS pay interest on a semi-annual basis equal to a fixed percentage of the inflation-adjusted principal amount. For example, if the Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and the rate of inflation over the first six months was 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole year’s inflation of 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%). If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of TIPS, even during a period of deflation, although the inflation-adjusted principal received could be less than the inflation-adjusted principal that had accrued to the bond at the time of purchase. However, the current market value of the bonds is not guaranteed and will fluctuate. Other inflation-related bonds exist that may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-linked securities is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if the rate of inflation rises at a faster rate than nominal interest rates,

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real interest rates might decline, leading to an increase in value of inflation-linked securities. While inflation-linked securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. inflation-linked securities is tied to the CPI-UNSA, which is not seasonably adjusted and which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-UNSA is a measurement of changes in the cost of living, made up of components such as housing, food, transportation and energy. Inflation-linked securities issued by a foreign government are generally adjusted to reflect a comparable inflation index calculated by that government. There can be no assurance that the CPI-UNSA or a foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the U.S.

Any increase in the principal amount of an inflation-linked security will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

Portfolio Trading and Turnover

The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Asset Management believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund’s investments are known as “portfolio turnover.”

The portfolio turnover rates for the 2010 and 2011 fiscal year-ends of the Funds were:

	Fiscal Year
	2010	2011

Nuveen All-American Municipal Bond Fund	33%	26%

Nuveen High Yield Municipal Bond Fund	11	31

Nuveen Inflation Protected Municipal Bond Fund	N/A	6	*

Nuveen Intermediate Duration Municipal Bond Fund	5	6

Nuveen Limited Term Municipal Bond Fund	10	13

Nuveen Municipal Bond Fund	14	6

*	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

When-Issued or Delayed-Delivery Securities

Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in

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determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal “forwards” pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate. The High Yield Fund also may invest up to 15% of its assets in forwards that do not serve to replace a specific portfolio bond.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, no Fund will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of Nuveen Asset Management in making those liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Nuveen Asset Management to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration

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is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Derivative Transactions, Hedging and Other Defensive Actions

Each Fund may enter into derivative transactions to reduce, increase or otherwise alter the Fund’s risk profile, including hedging transactions. Hedging is a term used for various methods of seeking to reduce relative risk by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund’s portfolio against fluctuations in market value caused by market interest rate fluctuations, credit events or other market changes by investing in such instruments as financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap, credit default swap, or total return swap transactions or options on such swaps, or other forms of derivatives. The Funds may also use such investments or techniques to alter its portfolio’s investment characteristics (e.g., duration, yield curve positioning and credit quality) to achieve desired positioning. Such investments or techniques may operate to increase absolute levels of risk, as well as to hedge risk.

When a Fund enters into an index or financial futures contract it is required to post an initial deposit of 1% to 5% of the total contract price. Typically, futures or option on futures holders enter into offsetting closing transactions to enable settlement in cash rather than taking delivery of the underlying security in the future. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the instrument used in a risk-reducing hedge and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund’s portfolio securities. Likewise, such imperfect price correlation may mean that the desired non-hedging adjustment to portfolio characteristics (such as lengthening duration) does not lead to the desired risk/return result. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the hedging transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts or options sold on futures or swap contracts create an ongoing greater potential financial risk than do purchasing option transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series’ net assets. Each Fund will invest in these instruments only in markets believed by Nuveen Asset Management to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations), to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

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Short-Term Investments

The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds (“short-term investments”). Short-term investments will not exceed 20% of a Fund’s assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. government securities or are rated within the highest grade by Moody’s, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

The Funds may invest in the following federally tax-exempt short-term investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital- project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Fund will bear its proportionate share of the money market fund’s fees and expenses.

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The Funds may also invest in the following taxable short-term investments:

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—Treasury	bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—Treasury	notes are longer-term interest bearing obligations with original maturities of one to seven years.

—Treasury	bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. government itself will pay interest and principal on securities as to which it is not legally so obligated.

Other Corporate Obligations—The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Asset Management present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Asset Management will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to

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increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Making of Loans to Issuers of Bonds Already In the Portfolio

A Fund may make a loan to (as opposed to investing in a bond issued by) an entity whose bonds that Fund already owns in its portfolio, in instances where Nuveen Asset Management believes that doing so will enhance the value of the Fund’s total investments (both bonds and loans) in obligations of that entity. Typically, such loans will be made to entities suffering severe economic distress, oftentimes in or near bankruptcy. Making a loan to such an entity may enable the entity to remain a “going concern” and enable the entity to both repay the loan as well as be better able to pay interest and principal on the pre-existing bonds, instead of forcing the Fund to liquidate the entity’s assets, which can reduce recovery value. It is generally much more time-consuming and expensive for a troubled entity to issue additional bonds, instead of borrowing, as a means of obtaining liquidity in times of severe financial need.

Non-Investment Grade Debt Securities (Junk Bonds)

Under normal circumstances, at least 65% of Nuveen High Yield Municipal Bond Fund’s net assets will be invested in non-investment grade debt securities. Certain of the other Funds may also invest in non-investment grade debt securities, which are medium- to low-quality Municipal Obligations. Municipal Obligations rated below investment grade (BB/Ba or lower) are commonly known as “high-yield,” “high risk” or “junk” bonds. Junk bonds, while generally offering higher yields than investment grade securities with similar maturities, involve greater risks, including the possibility of default or bankruptcy. They are regarded as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal. The special risk considerations in connection with investments in these securities are discussed below. Refer to Appendix A of this Statement of Additional Information for a discussion of securities ratings.

(1) Effect of Interest Rates and Economic Changes. The municipal junk bond market is relatively new and its growth has paralleled a long economic expansion. As a result, it is not clear how this market may withstand a prolonged recession or economic downturn. Such an economic downturn could severely disrupt the market for and adversely affect the value of such securities.

All interest-bearing securities typically experience appreciation when interest rates decline and depreciation when interest rates rise. In addition, the market values of junk bond securities tend to reflect individual corporate developments to a greater extent than do the market values of higher rated securities, which react primarily to fluctuations in the general level of interest rates. Junk bond securities also tend to be more sensitive to economic conditions than are higher rated securities. As a result, they generally involve more credit risk than securities in the higher rated categories. During an economic downturn or a sustained period of rising interest rates, highly leveraged issuers of junk bond securities may experience financial stress and may not have sufficient revenues to meet their payment obligations. The risk of loss due to default by an issuer of these securities is significantly greater than by an issuer of higher rated securities because such securities are generally unsecured and are often subordinated to other creditors. Further, if the issuer of a junk bond security defaults, the Fund may incur additional expenses to seek recovery. Periods of economic uncertainty and changes would also generally result in increased volatility in the market prices of these and thus in the Fund’s net asset value.

The value of a junk bond security will generally decrease in a rising interest rate market and, accordingly, so will the Fund’s net asset value. If the Fund experiences unexpected net redemptions in such a market, it may be forced to liquidate a portion of its portfolio securities without regard to their investment merits. Due to the limited liquidity of junk bond securities, the Fund may be forced to liquidate these securities at a substantial discount. Any such liquidation would reduce the Fund’s asset base over which expenses could be allocated and could result in a reduced rate of return for the Fund.

(2) Payment Expectations. Junk bond securities typically contain redemption, call, or prepayment provisions that permit the issuer of securities containing such provisions to redeem the securities at its discretion. During periods of falling interest rates, issuers of these securities

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are likely to redeem or prepay the securities and refinance them with debt securities with a lower interest rate. To the extent an issuer is able to refinance the securities, or otherwise redeem them, the Fund may have to replace the securities with lower yielding securities, which could result in a lower return for the Fund.

(3) Credit Ratings. Credit ratings are issued by credit rating agencies and are indicative of the rated securities’ safety of principal and interest payments. They do not, however, evaluate the market value risk of junk bond securities and, therefore, may not fully reflect the true risks of such an investment. In addition, credit rating agencies may not make timely changes in a rating to reflect changes in the economy or in the condition of the issuer that affect the value of the security. Consequently, credit ratings are used only as a preliminary indicator of investment quality. Investments in junk bonds will depend more upon credit analysis by Nuveen Asset Management than investments in investment grade debt securities. Nuveen Asset Management employs its own credit research and analysis, which includes a study of the issuer’s existing debt, capital structure, ability to service debts and pay dividends, sensitivity to economic conditions, operating history, and current earnings trend. Nuveen Asset Management continually monitors the Funds’ investments and carefully evaluates whether to dispose of or to retain junk bond securities whose credit ratings or credit quality may have changed.

(4) Liquidity and Valuation. Nuveen High Yield Municipal Bond Fund may have difficulty disposing of certain junk bond securities, as may the other Funds to the extent they invest in junk bonds, because there may be a thin trading market for such securities. Not all dealers maintain markets in all junk bond securities. As a result, there is no established retail secondary market for many of these securities. The Funds anticipate that such securities could be sold only to a limited number of dealers or institutional investors. To the extent a secondary trading market does exist, it is generally not as liquid as the secondary market for higher rated securities. The lack of a liquid secondary market may have an adverse impact on the market price of the security. The lack of a liquid secondary market for certain securities may also make it more difficult for a Fund to obtain accurate market quotations for purposes of valuing its securities. Market quotations are generally available on many junk bond issues only from a limited number of dealers and may not necessarily represent firm bids of such dealers or prices for actual sales. During periods of thin trading, the spread between bid and asked prices is likely to increase significantly. In addition, adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the value and liquidity of junk bond securities, especially in a thinly traded market.

Nuveen High Yield Municipal Bond Fund may invest up to 10% of its net assets in defaulted Municipal Obligations. Municipal Obligations in the lowest rating categories may be in default and are generally regarded as having poor prospects of attaining any real investment standing. A default or expected default in a Municipal Obligation owned by the Fund could result in a significant decline in the value of that Municipal Obligation.

Structured Notes. Nuveen High Yield Municipal Bond Fund may invest in structured notes, including “total rate of return swaps” with rates of return determined by reference to the total rate of return on one or more loans references in such notes. The rate of return on a structured note may be determined by applying a multiplier to the rate of total return on the referenced loan or loans. Application of a multiplier is comparable to the use of leverage which magnifies the potential for gain and the risk of loss because a relatively small decline in the value of a referenced note could result in a relatively large loss in the value of the structured note.

Mortgage-Backed Securities. Nuveen High Yield Municipal Bond Fund may invest in fixed-income obligations backed by a pool of mortgages. Mortgage-backed securities are issued both by U.S. government agencies, including the Government National Mortgage Association (GNMA) the Federal National Mortgage Association (FNMA) and the Federal Home Loan Mortgage Corporation (FHLMC) and by private entities. The payment of interest and principal on securities issued by U.S. government agencies is guaranteed by the full faith and credit of the U.S. government (in the case of GNMA securities) or the issuer (in the case of FNMA and FHLMC securities). However, the guarantees do not apply to the market prices and yields of these securities, which vary with changes in interest rates. Mortgage-backed securities issued by private entities are structured similarly to mortgage-backed securities issued by GNMA, FNMA and FHLMC. These securities and the underlying mortgages are

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not guaranteed by government agencies. However, these securities generally are structured with one or more types of credit enhancement by a third party. Mortgage-backed securities permit borrowers to prepay their underlying mortgages. Prepayments by borrowers on underlying obligations can alter the effective maturity of these instruments.

Standby Commitments. Nuveen High Yield Municipal Bond Fund may obtain standby commitments when it purchases Municipal Obligations. A standby commitment gives the holder the right to sell the underlying security to the seller at an agreed-upon price on certain dates or within a specified period. The Fund will acquire standby commitments solely to facilitate portfolio liquidity and not with a view to exercising them at a time when the exercise price may exceed the current value of the underlying securities. If the exercise price of a standby commitment held by the Fund should exceed the current value of the underlying securities, the Fund may refrain from exercising the standby commitment in order to avoid causing the issuer of the standby commitment to sustain a loss and thereby jeopardizing the Fund’s business relationship with the issuer. The Fund will enter into standby commitments only with banks and securities dealers that, in the opinion of Nuveen Asset Management, present minimal credit risks. However, if a securities dealer or bank is unable to meet its obligation to repurchase the security when the Fund exercises a standby commitment, the Fund might be unable to recover all or a portion of any loss sustained from having to sell the security elsewhere. Standby commitments will be valued at zero in determining the Fund’s net asset value.

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MANAGEMENT

Trustees and Officers

The management of the Trust, including general supervision of the duties performed for the Funds by the Adviser under the Investment Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and birthdates of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 112 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 133 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:

Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Indefinite** Length of Service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite** Length of Service— Since 2003	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member, Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

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Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite** Length of Service— Since 2004	Dean (since 2006), Tippie College of Business, University of lowa; Director (since 2005) of Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	245	Director (since 2004) of Xerox Corporation.

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite** Length of Service—Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245	N/A

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Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite** Length of Service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	245	N/A

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite** Length of Service— Since 1996	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245	N/A

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite** Length of Service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245	Director, Chicago Board Options Exchange (since 2006).

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Trustee	Term—Indefinite** Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	245	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

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Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Indefinite** Length of Service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245	N/A

Interested Trustee:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Indefinite** Length of Service— Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245	N/A

*	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
**	Each trustee serves an indefinite term until his or her successor is elected.
***	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

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Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until August 2012 Length of Service— Since 1996	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management LLC; Chartered Financial Analyst.	245

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2012 —Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investment, Inc. and Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2012 Length of Service— Since 1998	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC.	245

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2012 Length of Service— Since 1997	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245

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Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2012 Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers Inc., Nuveen Investment Holdings, Inc., Nuveen Fund Advisors, Inc., and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	245

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2012 Length of Service— Since 2004	Senior Vice President (since 2008), formerly, Vice President of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Fund Advisors, Inc.; previously, Assistant Vice President and Assistant Secretary of the Nuveen Funds (2003-2006).	245

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2012 Length of Service— Since 2000	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until August 2012 Length of Service— Since 1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

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Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2012 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245

Kathleen L. Prudhomme 800 Nicollet Mall Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2012 Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (3/13/56)	Vice President	Term—Until August 2012 Length of Service— Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

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Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment advisor and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are

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Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. During the fiscal year ended April 30, 2011, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended April 30, 2011, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago,

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IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, sub-advisers, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended April 30, 2011, the Nominating and Governance Committee met four times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended April 30, 2011, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to

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investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended April 30, 2011, the Compliance, Risk Management and Regulatory Oversight Committee met five times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested trustee of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

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Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the

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Low country of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre and Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

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Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Trust for the fiscal year ended April 30, 2011, (2) the amount of total compensation paid by the Trust that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended April 30, 2011.

Name of Trustee	Aggregate Compensation From Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation from Nuveen Funds Paid to Trustee[3]
Robert P. Bremner	$38,849	$6,283	$297,287
Jack B. Evans	33,006	9,031	247,025
William C. Hunter	30,483	30,481	222,030
David J. Kundert	35,223	35,221	265,580
William J. Schneider	36,028	28,562	266,529
Judith M. Stockdale	31,189	16,872	229,390
Carole E. Stone	27,492	—	211,400
Virginia L. Stringer[4]	6,460	—	57,000
Terence J. Toth	32,800	5,818	246,580

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended April 30, 2011 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one- year period ended April 30, 2011 for services to the Nuveen Funds.

[4]	Ms. Stringer was appointed to the Board effective January 1, 2011.

Prior to January 1, 2011, independent trustees received a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance was required and $1,500 per meeting for attendance by telephone or in person where in-person attendance was not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance was required and $1,000 per meeting for attendance by telephone or in person where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting was held in which in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Trustees received $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $7,500 and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent trustees also receive a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting was held. When ad hoc committees are organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance was required and $500 per meeting for attendance by

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telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

Effective January 1, 2011, independent trustees receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Trust and the trustee of the Trust who is not an independent trustee serve without any compensation from the Funds.

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Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of December 31, 2010:

	Dollar Range of Equity Securities in the Funds						Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	All-American Fund	High Yield Fund	Inflation Protected Fund	Intermediate Duration Fund	Limited Term Fund	Municipal Fund
John P. Amboian	$0	$0	$0	$10,001-$50,000	$0	$10,001-$50,000	Over $100,000
Robert P. Bremner	$0	$0	$0	$0	$0	$0	Over $100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	Over $100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	Over $100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	Over $100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	Over $100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	Over $100,000
Carole E. Stone	$10,001-$50,000	$0	$0	$10,001-$50,000	$10,001-$50,000	$0	Over $100,000
Virginia L. Stringer[1]	$0	$0	$0	$0	$0	$0	Over $100,000
Terence J. Toth	$50,001-$100,000	$50,001-$100,000	$0	$0	$0	$0	Over $100,000

[1]	Ms. Stringer was appointed to the Board effective January 1, 2011.

As of August 1, 2011, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of each of the Funds.

The following table sets forth the percentage ownership of each person, who, as of August 1, 2011, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen All-American Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	18.26%

	MLPF&S for the Sole Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	17.78%

	UBS Wm USA Attn Department Manger 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.64%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	Edward D Jones & Co Attn:Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	5.81%

Nuveen All-American Municipal Bond Fund Class B Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	23.49%

	MLPF&S for the Sole Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	16.95%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.07%

Nuveen All-American Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	42.25%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St. Louis MO 63103-2523	16.26%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	7.03%

	UBS Wm USA Attn Department Manger 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	6.43%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	6.16%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen All American Municipal Bond Fund Class I Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	60.06%

	MLPF&S for the Sole Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	19.12%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	6.43%

Nuveen High Yield Municipal Bond Fund Class A Shares	UBS Wm USA Attn Department Manger 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	19.29%

	MLPF&S For its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	14.25%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	10.37%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.75%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	5.22%

Nuveen High Yield Municipal Bond Fund Class B Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	24.44%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	MLPF&S For its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	14.92%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6.57%

	Edward D Jones & Co Attn:Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	6.51%

Nuveen High Yield Municipal Bond Fund Class C Shares	MLPF&S For its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	26.72%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	15.86%

	UBS Wm USA Attn Department Manger 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	11.66%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	9.44%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	8.40%

Nuveen High Yield Municipal Bond Fund Class I Shares	Charles Schwab & Co Inc For the benefit of their Customers 4500 Cherry Creek Dr S Denver CO 80018	22.27%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	LPL Financial 9785 Towne Centre Drive San Diego CA 92121-1968	15.81%

	MLPF&S For its Customers Attn Fund Admn 4800 Deer Lake Dr E Floor 3 Jacksonville FL 32246-6484	10.01%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	9.34%

	Citigroup Global Markets Inc. 333 West 34th Street N Y NY 10001-2402	8.14%

	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	6.18%

Nuveen Inflation Protected Municipal Bond Fund Class A Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	47.94%

	Stifel Nicolaus & Co Inc Judy B Harris 501 N Broadway Fl 8 Saint Louis MO 63102-2188	13.70%

	Pershing LLC P O Box 2052 Jersey City NJ 07303-2052	13.60%

	Stifel Nicolaus & Co Inc Susan Honey Black and 501 N Broadway Fl 8 Saint Louis MO 63102-2188	6.74%

Nuveen Inflation Protected Municipal Bond Fund Class C Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	94.55%

	Raymond James & Assoc Inc FBO Loyad E Anderson TTEE U/A Dtd Apr 20 1994 Loyad E Anderson Trust 650 Montana Ave Ste C Las Cruces NM 88001-4294	5.45%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen Inflation Protected Municipal Bond Fund Class I Shares	Nuveen Investments Inc Attn Darlene Cramer 333 W Wacker Dr Chicago IL 60606-1220	96.67%

Nuveen Intermediate Duration Municipal Bond Fund Class A Shares	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	12.71%

	UBS Wm USA Attn Department Manger 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	9.85%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	8.43%

	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	8.21%

Nuveen Intermediate Duration Municipal Bond Fund Class B Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	31.00%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	21.86%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.67%

	Edward D Jones & Co Attn:Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	5.18%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen Intermediate Duration Municipal Bond Fund Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	40.35%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	20.81%

	UBS Wm USA Attn Department Manger 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	6.46%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.44%

Nuveen Intermediate Duration Municipal Bond Fund Class I Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	15.02%

Nuveen Limited Term Municipal Bond Fund Class A Shares	UBS Wm USA Attn Department Manger 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	15.77%

	MLPF&S for the Sole Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	13.55%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	12.13%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	9.15%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	7.70%

Nuveen Limited Term Municipal Bond Fund Class C Shares	MLPF&S for the Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr E Fl 3 Jacksonville FL 32246-6484	34.50%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	19.72%

	UBS Wm USA Attn Department Manger 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	6.86%

	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	6.66%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	6.53%

Nuveen Limited Term Municipal Bond Fund Class I Shares	Wells Fargo Bank, NA FBO Omnibus Account Cash/Cash PO Box 1533 Minneapolis MN 55480-1533	40.70%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	19.47%

	MLPF&S for the Sole Benefit of its Customers Attn Fund Admin 4800 Deer Lake Dr Fl 3 Jacksonville FL 32246-6484	10.29%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	Citigroup Global Markets Inc. House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York NY 10001-2402	6.76%

Nuveen Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	12.30%

	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr Fl 3 Jacksonville FL 32246-6484	8.30%

Nuveen Municipal Bond Fund Class B Shares	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr Fl 3 Jacksonville FL 32246-6484	22.44%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	14.05%

	Edward D Jones & Co Attn:Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts MO 63043-3009	6.14%

Nuveen Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn Fund Admn 4800 Deer Lake Dr Fl 3 Jacksonville FL 32246-6484	27.14%

	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	12.55%

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Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
	UBS Wm USA Attn Department Manger 499 Washington Blvd Fl 9 Jersey City NJ 07310-2055	8.64%

	Morgan Stanley Smith Barney Harborside Financial Center Plaza 2 3rd Floor Jersey City NJ 07311	5.79%

Nuveen Municipal Bond Fund Class I Shares	First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market Street St Louis MO 63103-2523	7.13%

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Funds. For additional information regarding the management services performed by the Adviser and Nuveen Asset Management, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is also located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”).

Each Fund is dependent upon services and resources provided by the Adviser, and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2014. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at rates set forth in the Prospectus under “Who Manages the Funds.” In addition, the Adviser has agreed to waive all or a portion of its management fee or

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reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all qualifying Nuveen Fund assets, and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.

The annual complex-level management fee for each Fund, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total qualifying assets managed for all Nuveen Funds as stated in the table below:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain Funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2011, the complex-level fee rate for these Funds was 0.1774%.

The following tables set forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Management Fees Net of Expense Reimbursement Paid to the Adviser for the Fiscal Year Ended			Fee Waivers and Expense Reimbursements from the Adviser for the Fiscal Year Ended
	4/30/09	4/30/10	4/30/11	4/30/09	4/30/10	4/30/11
Nuveen All-American Municipal Bond Fund	$2,070,390	$2,390,296	$2,860,541	—	—	—
Nuveen High Yield Municipal Bond Fund	18,357,683	21,248,350	25,596,988	—	—	—

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	Management Fees Net of Expense Reimbursement Paid to the Adviser for the Fiscal Year Ended				Fee Waivers and Expense Reimbursements from the Adviser for the Fiscal Year Ended
	4/30/09	4/30/10	4/30/11		4/30/09	4/30/10	4/30/11
Nuveen Inflation Protected Municipal Bond Fund	N/A	N/A	—	*	N/A	N/A	$31,013	*
Nuveen Intermediate Duration Municipal Bond Fund	$10,652,422	$10,835,530	$11,063,702		—	—	—
Nuveen Limited Term Municipal Bond Fund	4,236,405	6,923,224	9,184,086		—	—	—
Nuveen Municipal Bond Fund	3,663,010	3,902,838	3,854,921		—	—	—

*	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

In addition to the Adviser’s management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen Funds, the Adviser, Nuveen Asset Management, and other related entities have adopted codes of ethics, which essentially prohibit all Nuveen Fund management personnel, including the Funds’ portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

Effective January 1, 2011, the Adviser has selected its affiliate, Nuveen Asset Management, to serve as sub-adviser to manage the investment portfolio of each Fund. The Adviser pays Nuveen Asset Management a portfolio management fee equal to 50% of the advisory fee paid to the Adviser for its services to Nuveen Intermediate Duration Municipal Bond Fund and Nuveen Municipal Bond Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Funds). The Adviser pays Nuveen Asset Management a portfolio management fee equal to 44.44%, 60% and 66.67% of the advisory fee paid to the Adviser for its services to Nuveen Limited Term Municipal Bond Fund, Nuveen All-American Municipal Bond Fund and Nuveen High Yield Municipal Bond Fund, respectively (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Funds).

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds:

Name	Fund
Douglas M. Baker	Nuveen Inflation Protected Municipal Bond Fund
Paul L. Brennan	Nuveen Municipal Bond Fund
Nuveen Limited Term Municipal Bond Fund
Nuveen Intermediate Duration Municipal Bond Fund
Daniel J. Close	Nuveen Inflation Protected Municipal Bond Fund
John V. Miller	Nuveen High Yield Municipal Bond Fund Nuveen All-American Municipal Bond Fund
Douglas J. White	Nuveen All-American Municipal Bond Fund

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

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Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Funds’ portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on his or her Fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Funds is determined by evaluating each Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager’s performance to a benchmark is measured against a Fund-specific customized subset of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of December 31, 2010, the S&P/Investortools Municipal Bond Index was comprised of 57,308 securities with an aggregate current market value of $1,226 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to Nuveen Asset Management’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Funds, as of April 30, 2011, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees

Douglas M. Baker	Registered Investment Companies	1	$736.4 million	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	3	$256 million	0	0

Paul L. Brennan	Registered Investment Companies	21	$10.1 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	3	$126.5 million	0	0

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Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees

Daniel J. Close	Registered Investment Companies	27	$5.0 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	8	$63.5 million	0	0

John V. Miller	Registered Investment Companies	7	$2.0 billion	0	0
	Other Pooled Investment Vehicles	4	$350.0 million	0	0
	Other Accounts	15	$2.6 million	0	0

Douglas J. White	Registered Investment Companies	8	$2.3 billion	0	0
	Other Pooled Investment Vehicles	0	0	0	0
	Other Accounts	4	$31.3 million	0	0

Conflicts of Interest

Each portfolio manager’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of a Fund and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that it has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities

As of April 30, 2011, each portfolio manager beneficially owned the following dollar range of equity securities issued by the Funds and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team:

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen Funds managed by Nuveen Asset Management’s municipal investment team
Douglas M. Baker	Nuveen Inflation Protected Municipal Bond Fund	$0	$0
Paul L. Brennan	Nuveen Limited Term Municipal Bond Fund	0	$500,001-$1,000,000
	Nuveen Municipal Bond Fund	0
	Nuveen Intermediate Duration Municipal Bond Fund	0
Daniel J. Close	Nuveen Inflation Protected Municipal Bond Fund	0	$0
John V. Miller	Nuveen High Yield Municipal Bond Fund	$10,001-$50,000	$100,001-$500,000
	Nuveen All-American Municipal Bond Fund	0
Douglas J. White	Nuveen All-American Municipal Bond Fund	$10,001-$50,000	$50,001-$100,000

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Proxy Voting Policies

The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the Fund were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Fund’s Board of Trustees or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission (“SEC”) on Form N-PX, and the results provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

NET ASSET VALUE

Each Fund’s net asset value is determined as set forth in its Prospectus under “General Information—Net Asset Value.”

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

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Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Internal Revenue Code (“Code”), but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other

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securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

After the end of each year, you will receive a tax statement that separates your Fund’s distributions into four categories, exempt-interest dividends, ordinary income distributions, capital gains dividends and returns of capital. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Funds are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies.

If You Sell or Redeem Your Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Capital Gains and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five

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years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Exempt-Interest Dividends

A regulated investment company may report any portion of a dividend (other than a capital gain dividend) as an “exempt-interest dividend,” if at least half of the regulated investment company’s assets consist of tax-exempt state and local bonds. In the case of a qualified fund of funds, the regulated investment company may pay exempt-interest dividends without regard to the requirement that at least 50 percent of the value of its total assets consist of tax-exempt state and local bonds. For this purpose, a qualified fund of funds means a regulated investment company at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other regulated investment companies. The shareholder treats an exempt-interest dividend as an item of tax-exempt interest.

Your Fund intends to qualify either under the percentage of assets test or as a qualified fund of funds, as described above. If your Fund qualifies under either test, some or all of a dividend paid by the Fund may be treated as an exempt-interest dividend.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Further, because the Funds pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will be characterized as dividends for federal income tax

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purposes (other than dividends which a Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. Distributions and dispositions of shares after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

State Tax Matters

Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. In general, exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, will be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on investments in municipal securities of other states. Shareholders are urged to contact their tax advisors regarding state and local tax laws affecting an investment in shares of a Fund.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences. The Funds are generally not a suitable investment for individuals investing through retirement plans.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

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Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares are also subject to an annual service fee of 0.20%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on April 30, 2011 of Class A shares from the Nuveen Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$10.02
Per share sales charge—4.20% of public offering price (4.39% of net asset value per share)	.44

Per share offering price to the public	$10.46

Each Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class B or Class C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund, or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the

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required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial adviser must notify the Distributor or the Fund’s transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by the Distributor. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. The Distributor is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide the Distributor appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	trustees and former trustees of the Nuveen Funds;

•

full-time and retired employees and directors of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A Shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A Shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

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Class B Shares

Nuveen Inflation Protected Municipal Bond Fund and Nuveen Limited Term Municipal Bond Fund do not issue Class B shares. The other Funds will only issue Class B shares (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment. Class B shares are not available for new accounts or for additional investment into existing accounts.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge below.

Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B shares will automatically convert to Class A shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B shares that are converted to Class A shares will remain subject to an annual service fee that is identical in amount for both Class B shares and Class A shares. Since net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Any conversion of Class B shares into Class A shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B shares into Class A shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.55% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.20% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 0.75% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.55% plus an advance on the first year’s annual service fee of 0.20%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval. Class C shares do not convert.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

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Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any Contingent Deferred Sales Charge (“CDSC”). However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 18 months of purchase. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of the Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of the Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of the Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; (xi) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (xii) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If the Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Fund will comply with the requirements of Rule 22d-1 under the 1940 Act.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

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Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	Advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•

trustees/directors and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members;

•	full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members; and

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

(Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund).

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares. In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem

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the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. If your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities) although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

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Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security

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Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments, or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA, or changes in a plan’s record keeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

Redemption Liquidity Program

Nuveen High Yield Municipal Bond Fund may participate in the ReFlow liquidity program, which is designed to provide an alternative liquidity source for mutual funds experiencing net redemptions of their shares. Pursuant to the program, ReFlow Fund, LLC (“ReFlow”) provides participating mutual funds with a source of cash to meet net shareholder redemptions by standing ready each business day to purchase fund shares up to the value of the net shares redeemed by other shareholders that are to settle the next business day. After purchasing fund shares, ReFlow then redeems those shares when the fund next experiences net sales, at the end of ReFlow’s maximum holding period (currently 28 days), or at other times at ReFlow’s discretion. For use of the ReFlow service, a fund pays a fee to ReFlow each time it purchases fund shares calculated by applying to the purchase amount a fee rate determined through an automated daily auction among participating mutual funds. The current minimum fee rate is 0.15% of the value of the fund shares purchased by ReFlow. The fee is allocated among a fund’s share classes based on relative net assets. ReFlow’s purchases of fund shares are made on an investment-blind basis without regard to the fund’s investment objective, policies or anticipated performance. ReFlow will purchase Class I shares of the Fund and will not be subject to any investment minimum applicable to such shares. In accordance with federal securities laws, ReFlow is prohibited from acquiring more than 3% of the outstanding voting securities of the Fund. ReFlow’s investments in the Fund are not subject to the Frequent Trading Policy described above.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds’ net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Funds’ shareholder services agent. Shares will be registered in

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the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Distribution Arrangements

The Distributor serves as the principal underwriter of the shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed the Distributor to be its agent for the distribution of the Funds’ shares on a continuous offering basis. The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares, the Distributor itself may also act as a Dealer. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plans.” The Distributor also receives any CDSCs imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to the Distributor pursuant to the distribution plan.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by the Distributor for each of the Funds for the specified periods. All figures are to the nearest thousand.

Fund	Fiscal Year Ended April 30, 2009			Fiscal Year Ended April 30, 2010			Fiscal Year Ended April 30, 2011
	Amount of Underwriting Commissions	Amount Retained By the Distributor	Amount of Compensa- tion on Redemp- tions and Repurchases	Amount of Underwriting Commissions	Amount Retained By the Distributor	Amount of Compensa- tion on Redemp- tions and Repurchases	Amount of Underwriting Commissions		Amount Retained By the Distributor		Amount of Compensa- tion on Redemp- tions and Repurchases
Nuveen All-American Municipal Bond Fund	$546	$63	$61	$1,075	$125	$32	$1,427		$162		$88
Nuveen High Yield Municipal Bond Fund	3,283	333	699	8,946	855	587	6,273		632		656
Nuveen Inflation Protected Municipal Bond Fund*	N/A	N/A	N/A	N/A	N/A	N/A	—	*	—	*	—	*
Nuveen Intermediate Duration Municipal Bond Fund	294	37	75	461	56	44	373		58		44

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Fund	Fiscal Year Ended April 30, 2009			Fiscal Year Ended April 30, 2010			Fiscal Year Ended April 30, 2011
	Amount of Underwriting Commissions	Amount Retained By the Distributor	Amount of Compensa- tion on Redemp- tions and Repurchases	Amount of Underwriting Commissions	Amount Retained By the Distributor	Amount of Compensa- tion on Redemp- tions and Repurchases	Amount of Underwriting Commissions	Amount Retained By the Distributor	Amount of Compensa- tion on Redemp- tions and Repurchases
Nuveen Limited Term Municipal Bond Fund	$583	$72	$87	$1,713	$189	$167	$975	$125	$372
Nuveen Municipal Bond Fund	582	71	113	962	118	30	704	89	41

*	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this Statement of Additional Information, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisors, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectuses and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

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The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank, N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Adviser) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and

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procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Certain third parties, affiliates of the Adviser, and employees of the Adviser or its affiliates may receive cash compensation from the Adviser and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Such compensation may vary by product and by Intermediary. Total compensation of employees of the Adviser and its affiliates with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds, and such employees may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of August 18, 2011:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

Banc of America Investment Services, Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc./Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC/ING Investment Advisors, LLC (formerly CitiStreet

LLC/CitiStreet Advisors LLC)

ING Life Insurance and Annuity Company/ING Institutional Plan Services LLC

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & IlsIey Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

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MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Princeton Retirement Group/GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust

Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust

Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since August 18, 2011 are not reflected in the list.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Fund’s portfolio holdings. In accordance with this policy, the Fund may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Fund’s publicly accessible website, www.nuveen.com. The portfolio holdings information is posted monthly approximately five business days after the end of the month as of which the information is current. Additionally, the Fund publishes on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Fund files with the SEC its Form N-CSR or Form N-Q for the period that includes the date as of which the website information is current.

Additionally, the Fund may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Fund’s website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by

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explicit agreement or by virtue of the recipient’s duties to the Fund as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Fund may disclose on an ongoing basis non-public portfolio holdings information in the normal course of its investment and administrative operations to various service providers, including the Adviser and/or sub-adviser, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Fund’s independent directors (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the investment adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Fund’s investment adviser and/or sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Fund’s Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Fund, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Fund and the Adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Fund’s policy. Reports are made to the Fund’s Board of Directors on an annual basis.

There is no assurance that the Fund’s policies on portfolio holdings information will protect the Fund from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Altrinsic Global Advisors, Inc.

Barclays Capital, Inc.

Barra

Bloomberg

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Cantor Fitzgerald & Co.

Chapman and Cutler LLP

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

First Clearing, LLC

Forbes

Glass, Lewis & Co.

Goldman Sachs & Co.

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Hansberger Global Investors, LLC

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

The Investment Company Institute

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Nuveen Asset Management, LLC

Nuveen Fund Advisors, Inc.

Pershing, LLC

PricewaterhouseCoopers

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

RMG

R.R. Donnelley Financial

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

Societe Generale, New York Branch

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank, N.A.

Value Line

Vestek Systems, Inc.

Vickers

Wells Fargo Securities, LLC

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, pursuant to which Class B and Class C shares are subject to an annual distribution fee and Class A, Class B and Class C shares are subject to an annual service fee. Each Fund may spend up to 0.20% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Class A shares. Each Fund may spend up to 0.75% per year of the average daily net assets of the Class B shares and 0.55% per year of the average daily net assets of Class C shares as a distribution fee and up to 0.20% per year of the average daily net assets of each of the Class B and Class C shares as a service fee under the Plan as applicable to such classes. Class I Shares are not subject to either distribution or service fees. Distribution and service fees collectively are referred to herein as “12b-1 fees.”

The distribution fee applicable to Class B and Class C shares under each Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class B and Class C shares, respectively. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class B and Class C shares, as well as,

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without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C shares, certain other expenses associated with the distribution of Class B and Class C shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A shares, Class B shares and Class C shares under each Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended April 30, 2011, the Funds incurred 12b-1 fees pursuant to their respective Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees on Class B shares, and all 12b-1 service and distribution fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 service fees on Class B shares and 12b-1 fees on Class C shares are paid to financial intermediaries.

	12b-1 Fees Incurred by each Fund for the Fiscal Year Ended April 30, 2011
Nuveen All-American Municipal Bond Fund:
Class A	$724,386
Class B	70,971
Class C	1,280,790

Nuveen High Yield Municipal Bond Fund:
Class A	4,025,320
Class B	594,988
Class C	8,846,023

Nuveen Inflation Protected Municipal Bond Fund:
Class A	505	*
Class C	1,886	*

Nuveen Intermediate Duration Municipal Bond Fund:
Class A	750,815
Class B	81,726
Class C	828,357

Nuveen Limited Term Municipal Bond Fund:
Class A	2,047,335
Class C	3,136,817

Nuveen Municipal Bond Fund:
Class A	591,527
Class B	85,054
Class C	649,239

*	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the

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independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP (“PwC”), independent registered public accounting firm, One North Wacker Drive, Chicago, Illinois 60606, has been selected as auditors for the Trust. In addition to audit services, PwC provides assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Fund’s transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Funds’ Annual Report dated April 30, 2011. Each Fund’s Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800) 257-8787.

GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are six series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class B shares, Class C shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B shares (available in only certain series) automatically convert into Class A shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However,

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the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

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APPENDIX A

RATING OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue rating are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such

A-1

obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule–the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment–the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings

Moody’s assigns ratings to medium-term note (MTN) programs and to individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program. MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program rating if the draw-down is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

In municipal debt issuance, there are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

A-3

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

A-4

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D	Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or

•	economic terms compared with the existing obligation.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf’’ denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Limitations of the Structured, Project and Public Finance Obligation Rating Scale

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

A-5

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

A-6

APPENDIX B

DESCRIPTION OF DERIVATIVES AND HEDGING TECHNIQUES

Set forth below is additional information regarding the Fund’s use of derivatives and defensive hedging techniques, and use of repurchase agreements.

Futures and Index Transactions

Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities or for otherwise adjusting the investment characteristics of the Fund’s portfolio. When the Fund purchases a financial future, it deposits in cash or securities an “initial margin” of between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging the Fund’s existing or anticipated holdings of long-term debt securities or for otherwise adjusting the investment characteristics of the Fund’s portfolio. For example, if the Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Fund as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge. Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

Options on Financial Futures. The Fund may also purchase or sell put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds, U.S. Treasury Notes, and/or Eurodollar futures contracts on The Chicago Board of Trade or the Chicago Mercantile Exchange. The purchase of put options on financial futures is analogous to the purchase or sale of put options by the Fund on its portfolio securities to hedge against the risk of rising or declining interest rates. As with options on debt securities, the holder of an option may terminate his position by buying or selling an option of the same type. There is no guarantee that such closing transactions can be effected.

B-1

Index Contracts

Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Fund may also purchase or sell put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in Nuveen Asset Management’s opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

The Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund’s Board of Trustees (“Qualified Institutions”). Nuveen Asset Management will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund’s board of trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

B-2

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

The Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that Nuveen Asset Management reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

B-3

MAI- NAT-0811P

September 30, 2011

Nuveen Arizona Municipal Bond Fund

Ticker Symbols: Class A—FAZTX, Class B—FAZBX, Class C—FAZCX, Class I—NMARX

Nuveen Colorado Municipal Bond Fund

Ticker Symbols: Class A—FCOTX, Class B—FCOBX, Class C—FCOCX, Class I—FCORX

Nuveen Maryland Municipal Bond Fund

Ticker Symbols: Class A—NMDAX, Class B—NBMDX, Class C—NMDCX, Class I—NMMDX

Nuveen Municipal Bond Fund 2

Ticker Symbols: Class A—FLOTX, Class B—FLOBX, Class C—FLCTX, Class I—NMFLX

Nuveen New Mexico Municipal Bond Fund

Ticker Symbols: Class A—FNMTX, Class B—FNMBX, Class C—FNMCX, Class I—FNMRX

Nuveen Pennsylvania Municipal Bond Fund

Ticker Symbols: Class A—FPNTX, Class B—FPMMX, Class C—FPMBX, Class I—NBPAX

Nuveen Virginia Municipal Bond Fund

Ticker Symbols: Class A—FVATX, Class B—NFVBX, Class C—FVACX, Class I—NMVAX

STATEMENT OF ADDITIONAL INFORMATION

This Statement of Additional Information is not a prospectus. This Statement of Additional Information relates to, and should be read in conjunction with, the Prospectus for Nuveen Arizona Municipal Bond Fund, Nuveen Colorado Municipal Bond Fund, Nuveen Maryland Municipal Bond Fund, Nuveen Municipal Bond Fund 2, Nuveen New Mexico Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund, (each individually a “Fund,” and collectively the “Funds”), each a series of Nuveen Multistate Trust I, dated September 30, 2011. A Prospectus may be obtained without charge from certain securities representatives, banks and other financial institutions that have entered into sales agreements with Nuveen Securities, LLC, (the “Distributor”), or from a Fund, by written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling (800) 257-8787.

The audited financial statements for each Fund’s most recent fiscal year appear in the Fund’s Annual Report dated May 31, 2011; each is incorporated herein by reference and is available without charge by calling (800) 257-8787.

GENERAL INFORMATION

The Funds, except Nuveen New Mexico Municipal Bond Fund, are diversified series of Nuveen Multistate Trust I, formerly Nuveen Flagship Multistate Trust I, (the “Trust”), an open-end investment company organized as a Massachusetts business trust on July 1, 1996. Nuveen Arizona Municipal Bond Fund was formerly named Nuveen Flagship Arizona Municipal Bond Fund and Flagship Arizona Double Tax Exempt Fund, a series of Flagship Tax Exempt Funds Trust. Nuveen Colorado Municipal Bond Fund was formerly named Nuveen Flagship Colorado Municipal Bond Fund and Flagship Colorado Double Tax Exempt Fund, a series of Flagship Tax Exempt Funds Trust. Nuveen Maryland Municipal Bond Fund was formerly named Nuveen Maryland Tax-Free Value Fund, a series of the Nuveen Multistate Tax-Free Trust. Nuveen Municipal Bond Fund 2 was formerly named Nuveen Florida Preference Municipal Bond Fund, Nuveen Florida Municipal Bond Fund, Nuveen Flagship Florida Municipal Bond Fund and Flagship Florida Double Tax Exempt Fund, a series of Flagship Tax Exempt Funds Trust. Nuveen New Mexico Municipal Bond Fund was formerly named Nuveen Flagship New Mexico Municipal Bond Fund and Flagship New Mexico Double Tax Exempt Fund, a series of Flagship Tax Exempt Funds Trust. Nuveen Pennsylvania Municipal Bond Fund was formerly named Nuveen Flagship Pennsylvania Municipal Bond Fund and Flagship Pennsylvania Triple Tax Exempt Fund, a series of Flagship Tax Exempt Funds Trust. Nuveen Virginia Municipal Bond Fund was formerly named Nuveen Flagship Virginia Municipal Bond Fund and Flagship Virginia Double Tax Exempt Fund, a series of Flagship Tax Exempt Funds Trust. The Funds’ investment adviser is Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). The Funds’ sub-adviser is Nuveen Asset Management, LLC (“Nuveen Asset Management”).

Certain matters under the Investment Company Act of 1940, as amended (the “1940 Act”), which must be submitted to a vote of the holders of the outstanding voting securities of a series, shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding voting shares of each series affected by such matter.

INVESTMENT RESTRICTIONS

The investment objective and certain fundamental investment policies of each Fund are described in the Prospectus for that Fund. A Fund, as a fundamental policy, may not, without the approval of the holders of a majority of the Fund’s outstanding voting shares:

(1) Invest in securities other than Municipal Obligations and short-term securities, as described in the Prospectus, except each Fund may invest up to 5% of its assets in tax-exempt or taxable fixed-income or equity securities for the purpose of acquiring control of an issuer whose municipal bonds (a) the Fund already owns and (b) have deteriorated or are expected shortly to deteriorate significantly in credit quality, provided Nuveen Asset Management, each Fund’s sub-adviser, determines such investment should enable the Fund to better maximize its existing investment in such issuer. Municipal Obligations are municipal bonds that pay interest that is exempt from regular federal, state and, in some cases, local income taxes.

(2) Invest more than 5% of its total assets in securities of any one issuer, except this limitation shall not apply to securities of the U.S. Government, and to the investment of 25% of such Fund’s assets. This limitation shall not apply to the Nuveen New Mexico Municipal Bond Fund.

(3) Borrow money except as permitted by the 1940 Act and exemptive orders granted thereunder.

(4) Pledge, mortgage or hypothecate its assets, except that, to secure borrowings permitted by subparagraph (3) above, it may pledge securities having a market value at the time of pledge not exceeding 10% of the value of the Fund’s total assets.

(5) Issue senior securities as defined in the 1940 Act, except to the extent such issuance might be involved with respect to borrowings described under item (3) above or with respect to transactions involving futures contracts or the writing of options within the limits described in the Prospectus and this Statement of Additional Information.

(6) Underwrite any issue of securities, except to the extent that the purchase or sale of Municipal Obligations in accordance with its investment objective, policies and limitations, may be deemed to be an underwriting.

(7) Purchase or sell real estate, but this shall not prevent any Fund from investing in Municipal Obligations secured by real estate or interests therein or foreclosing upon and selling such security.

(8) Purchase or sell commodities or commodities contracts or oil, gas or other mineral exploration or development programs, except for transactions involving futures contracts within the limits described in the Prospectus and this Statement of Additional Information.

(9) Make loans except as permitted by the 1940 Act and exemptive orders granted thereunder.

(10) Make short sales of securities or purchase any securities on margin, except for such short-term credits as are necessary for the clearance of transactions.

(11) Write or purchase put or call options, except to the extent that the purchase of a stand-by commitment may be considered the purchase of a put, and except for transactions involving options within the limits described in the Prospectus and this Statement of Additional Information.

(12) Invest more than 25% of its total assets in securities of issuers in any one industry; provided, however, that such limitations shall not be applicable to Municipal Obligations issued by governments or political subdivisions of governments, and obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

(13) Purchase or retain the securities of any issuer other than the securities of the Fund if, to the Fund’s knowledge, those trustees of the Trust, or those officers and directors of the Adviser who individually own beneficially more than 1/2 of 1% of the outstanding securities of such issuer, together own beneficially more than 5% of such outstanding securities.

For the purpose of applying the limitations set forth in paragraphs (2) and (12) above, an issuer shall be deemed the sole issuer of a security when its assets and revenues are separate from other governmental entities and its securities are backed only by its assets and revenues. Similarly, in the case of a non-governmental user, such as an industrial corporation or a privately owned or operated hospital, if the security is backed only by the assets and revenues of the non-governmental user, then such non-governmental user would be deemed to be the sole issuer. Where a security is also backed by the enforceable obligation of a superior or unrelated governmental entity or other entity (other than a bond insurer), it shall also be included in the computation of securities owned that are issued by such governmental or other entity.

Where a security is guaranteed by a governmental entity or some other facility, such as a bank guarantee or letter of credit, such a guarantee or letter of credit would be considered a separate security and would be treated as an issue of such government, other entity or bank.

Except with respect to paragraph (3) above, the foregoing restrictions and limitations, as well as a Fund’s policies as to ratings of portfolio investments, will apply only at the time of purchase of securities, and the percentage limitations will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of an acquisition of securities, unless otherwise indicated.

The foregoing fundamental investment policies, together with the investment objective of each of the Funds and certain other policies specifically identified in the Prospectus, cannot be changed without approval by holders of a “majority of the Fund’s outstanding voting shares.” As defined in the 1940 Act, this means the vote of (i) 67% or more of the Fund’s shares present at a meeting, if the holders of more than 50% of the Fund’s shares are present or represented by proxy, or (ii) more than 50% of the Fund’s shares, whichever is less.

In addition to the foregoing fundamental investment policies, each Fund is also subject to the following non-fundamental restrictions and policies, which may be changed by the Board of Trustees. A Fund may not:

(1) Invest more than 15% of its net assets in “illiquid” securities, including repurchase agreements maturing in more than seven days.

(2) Invest more than 15% of its net assets in inverse floating rate securities.

(3) Purchase securities when borrowings exceed 5% of its total assets. If due to market fluctuations or other reasons, the value of the Fund’s assets falls below 300% of its borrowings, the Fund will reduce its borrowings within 3 business days.

Under normal market conditions, Nuveen Arizona Municipal Bond Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Arizona personal income tax. Under normal market conditions, Nuveen Colorado Municipal Bond Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Colorado personal income tax. Under normal market conditions, Nuveen Maryland Municipal Bond Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Maryland personal income tax. Under normal market conditions, Nuveen Municipal Bond Fund 2 invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Under normal market conditions, Nuveen New Mexico Municipal Bond Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and New Mexico personal income tax. Under normal market conditions, Nuveen Pennsylvania Municipal Bond Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Pennsylvania personal income tax. Under normal market conditions, Nuveen Virginia Municipal Bond Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal and Virginia personal income tax. A policy has been adopted by each Fund to provide shareholders with at least 60 days’ notice in the event of a planned change to this investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c) of the 1940 Act.

INVESTMENT POLICIES AND TECHNIQUES

The following information supplements the discussion of the Funds’ investment objectives, policies and techniques that appears in the Prospectus for the Funds.

Portfolio Securities

As described in the Prospectus, under normal market conditions, each Fund, except the Nuveen Municipal Bond Fund 2, invests at least 80% of its net assets in a portfolio of Municipal Obligations free from regular federal, state and, in some cases, local income tax in each Fund’s respective state, which generally will be Municipal Obligations issued within the Fund’s respective state or U.S. territories (such as Puerto Rico and Guam). Under normal market conditions, Nuveen Municipal Bond Fund 2 invests at least 80% of its net assets in a portfolio of Municipal Obligations free from regular federal income tax. In general, Municipal Obligations include debt obligations issued by states, cities and local authorities to obtain funds for various public purposes, including construction of a wide range of public facilities such as airports, bridges, highways, hospitals, housing, mass transportation, schools, streets and water and sewer works. Industrial development bonds and pollution control bonds that are issued by or on behalf of public authorities to finance various privately-rated facilities are included within the term Municipal Obligations if the interest paid thereon is exempt from federal income tax. For diversification purposes or when after-tax yields merit, each Fund may invest up to 20% of its net assets in Municipal Obligations that are not exempt from state or local tax.

Under normal market conditions, each Fund invests at least 80% of its net assets in Municipal Obligations rated BBB/Baa or higher at the time of purchase by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s Corporation (“S&P”) or Fitch, Inc. (“Fitch”), or, if unrated, judged by Nuveen Asset Management to be of comparable quality. Each Fund may invest up to 20% of its net assets in Municipal Obligations rated below BBB/Baa by Moody’s, S&P or Fitch. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

As described in the Prospectus, each Fund may invest in Municipal Obligations that constitute participations in a lease obligation or installment purchase contract obligation (hereafter collectively called “lease obligations”) of a municipal authority or entity. Although lease obligations do not constitute general obligations of the municipality for which the municipality’s taxing power is pledged, a lease obligation is ordinarily backed by the municipality’s covenant to budget for, appropriate and make the payments due under the lease obligation. However, certain lease obligations contain “non-appropriation” clauses, which provide that the municipality has no obligation to make lease or installment purchase payments in future years unless money is appropriated for such purpose on a yearly basis. Although non-appropriation lease obligations are secured by the leased property, disposition of the property in the event of foreclosure might prove difficult. In evaluating securities for purchase, a Fund will take into account the incentive of the issuer to appropriate under the lease, among other factors. Some lease obligations may be illiquid under certain circumstances. Lease obligations normally provide a premium interest rate which along with regular amortization of the principal may make them attractive for a portion of the assets of the Funds.

Obligations of issuers of Municipal Obligations are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors. In addition, the obligations of such issuers may become subject to the laws enacted in the future by Congress, state legislatures or referenda extending the time for payment of principal and/or interest, or imposing other constraints upon enforcement of such obligations or upon municipalities to levy taxes. There is also the possibility that, as a result of legislation or other conditions, the power or ability of any issuer to pay, when due, the principal of and interest on its Municipal Obligations may be materially affected.

Investments in Inverse Floating Rate Securities

The Funds may invest in inverse floating rate municipal securities or “inverse floaters,” whose rates vary inversely to interest rates on a specified short-term municipal bond index or on another instrument. Such securities involve special risks as compared to conventional fixed-rate bonds. Should short-term interest rates rise, a Fund’s investment in inverse floaters likely would adversely affect the Fund’s earnings and distributions to shareholders. Also, because changes in the interest rate on the other index or other instrument inversely affect the rate of interest received on an inverse floater, and because inverse floaters essentially represent a leveraged investment in a long-term bond, the value of an inverse floater is generally more volatile than that of a conventional fixed-rate bond having similar credit quality, redemption provisions and maturity. Although volatile in value, inverse floaters typically offer the potential for yields substantially exceeding the yields available on conventional fixed-rate bonds with comparable credit quality, coupon, call provisions and maturity. The markets for inverse floating rate securities may be less developed and have less liquidity than the markets for conventional securities. The Funds will only invest in inverse floating rate securities whose underlying bonds are rated A or higher.

Portfolio Trading and Turnover

The Funds will make changes in their investment portfolio from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objective. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Asset Management believes to be a temporary disparity in the normal yield relationship between the two securities. Each Fund may make changes in its investment portfolio in order to limit its exposure to changing market conditions. Changes in a Fund’s investments are known as “portfolio turnover.”

The portfolio turnover rates for the 2010 and 2011 fiscal year-ends of the Funds were:

	Fiscal Year
	2010	2011

Nuveen Arizona Municipal Bond Fund	2%	6%

Nuveen Colorado Municipal Bond Fund	5	14

Nuveen Maryland Municipal Bond Fund	1	9

Nuveen Municipal Bond Fund 2	15	4

Nuveen New Mexico Municipal Bond Fund	7	2

Nuveen Pennsylvania Municipal Bond Fund	4	6

Nuveen Virginia Municipal Bond Fund	5	8

When-Issued or Delayed-Delivery Securities

Each Fund may purchase and sell Municipal Obligations on a when-issued or delayed-delivery basis. When-issued and delayed-delivery transactions arise when securities are purchased or sold with payment and delivery beyond the regular settlement date. (When-issued transactions normally settle within 15-45 days.) On such transactions the payment obligation and the interest rate are fixed at the time the buyer enters into the commitment. The commitment to purchase securities on a when-issued or delayed-delivery basis may involve an element of risk because the value of the securities is subject to market fluctuation, no interest accrues to the purchaser prior to settlement of the transaction, and at the time of delivery the market value may be less than cost. At the time a Fund makes the commitment to purchase a Municipal Obligation on a when-issued or delayed-delivery basis, it will record the transaction and reflect the amount due and the value of the security in determining its net asset value. Likewise, at the time a Fund makes the commitment to sell a Municipal Obligation on a delayed-delivery basis, it will record the transaction and include the proceeds to be received in determining its net asset value; accordingly, any fluctuations in the value of the Municipal Obligation sold pursuant to a delayed-delivery commitment are ignored in calculating net asset value so long as the commitment remains in effect. The Funds will maintain designated readily marketable assets at least equal in value to commitments to purchase when-issued or delayed-delivery securities, such assets to be designated or segregated by the custodian specifically for the settlement of such commitments, if necessary. The Funds will only make commitments to purchase Municipal Obligations on a when-issued or delayed-delivery basis with the intention of actually acquiring the securities, but the Funds reserve the right to sell these securities before the settlement date if it is deemed advisable. If a when-issued security is sold before delivery any gain or loss would not be tax-exempt. The Funds commonly engage in when-issued transactions in order to purchase or sell newly-issued Municipal Obligations, and may engage in delayed-delivery transactions in order to manage its operations more effectively.

Each Fund also may buy when-issued and delayed-delivery securities that settle more than 60 days after purchase. These transactions are called “forwards.” Municipal “forwards” pay higher interest after settlement than standard bonds, to compensate the buyer for bearing market risk and deferring income during the settlement period, and can often be bought at attractive prices and yields. If a Fund knows that a portfolio bond will, or is likely to, be called or mature on a specific future date, the Fund may buy forwards settling on or about that date to replace the called or maturing bond and “lock in” a currently attractive interest rate.

Zero Coupon Bonds

The Funds may invest in zero coupon bonds. Zero coupon bonds make no periodic interest payments, but are sold at a deep discount from their face value. The buyer recognizes a rate of return determined by the gradual appreciation of the security, which is redeemed at face value on a specified maturity date. The discount varies depending on the time remaining until maturity, market interest rates, and the issuer’s perceived credit quality. The discount, in the absence of financial difficulties of the issuer, typically decreases as the final maturity date approaches. If the issuer defaults, a Fund may not receive any return on its investment. Because zero coupon securities pay no coupon interest, their value is generally more volatile when interest rates change than the value of bonds of the same maturity that pay coupon interest.

Special Considerations Relating to Municipal Obligations of Designated States

Except as described in the Prospectus, each of the Funds invests at least 80% of its net assets in Municipal Obligations that are exempt from both regular federal and state income taxes, a significant portion of which generally consists of Municipal Obligations issued in its respective state. As described in the Prospectus, Nuveen Municipal Bond Fund 2 is not required to focus its investments on any particular state. Each Fund, other than Nuveen Municipal Bond Fund 2, is therefore more susceptible to political, economic or regulatory factors adversely affecting issuers of Municipal Obligations in its state. Set forth below is a summary of information that bears upon the risk of investing in Municipal Obligations issued by public authorities in the states of currently offered Funds. This information was obtained from official statements of issuers located in the respective states as well as from other publicly available official documents and statements. The Funds have not independently verified any of the information contained in such statements and documents. The information in the Prospectus and set forth below is intended only as a general summary and is not intended as a discussion of any specific factor that may affect any particular obligation or issuer.

Factors Pertaining to Arizona. Arizona’s economic recovery remains erratic as it works through its housing inventory while at the same time adds jobs as a result of its growing healthcare sector. Initial signs that the housing sector may have turned the corner include: foreclosure sales now represent a declining portion of existing home sales and renewed buying from real estate investors. Those factors combined with improved employment and easier credit conditions may result in improved housing demand. The state’s recovery will be linked to the improvement of the housing sector. Economic recovery is expected to lag the nation since its recession was deeper and more severe than the rest of the country. However, in the long term, Arizona is expected to outperform because of its strong population growth and investment in biotech, medical devices and healthcare. Arizona’s unemployment rate was 9.9% as of June 2011 which exceeds the national average of 9.3% during the same period. Arizona’s debt levels are currently considered manageable at levels below the Moody’s 2011 State Debt Medians for the 50 states.

In April 2011, the State of Arizona enacted its $8.3 billion FY 2012 General Fund budget, closing an estimated $1.5 billion budget gap. Budget solutions to address the shortfall include a controversial rollback of Medicaid coverage; education related reductions affecting K-12 education, Community Colleges and state universities; increasing the percentage of employee contribution to the State’s pension plan; and reallocates motor vehicle division costs to the five largest counties. It does not include any new taxes.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Factors Pertaining to Colorado. Colorado, like much of the nation, is struggling to find signs of a sustained economic recovery. Statewide employment levels have, thus far in 2011, fluctuated between 2.2 and 2.25 million people, though the unemployment rate has moderated since the beginning of the year falling from 9.15 in January to 8.5% as of July. While the northern portions of the state are seeing some investment and job growth in energy other sectors continue to show signs of stagnation or contraction.

The Taxpayer Bill of Rights (TABOR), passed in 1992, is a constitutional provision that limits increases in spending, as well as the amount of revenue that can be raised, in a given year. Any excess revenue must be refunded to taxpayers. In November 2005, the electorate approved Referendum C, which suspended the State Constitution’s spending limit through 2010. Otherwise, the State would have been forced to make deep expenditure cuts, as the spending limit would have been set using revenues collected at the recessionary low point of FY 2003.

The constitutional spending limit was reinstated for FY 2011-12 with the new limit set at the “Referendum C cap,” a less restrictive limit than under TABOR that will effectively eliminate the previous “ratchet down” effect. The Referendum C cap grows from the prior year’s cap instead of the prior year’s spending by a formula based on inflation plus population growth. In FY 11-12, the Referendum C cap will equal $10.9 billion and revenue subject to TABOR will be $1.2 billion below the cap.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Factors Pertaining to Florida. Effective May 31, 2011, the Nuveen Municipal Bond Fund 2 adopted its current name and removed an investment policy that required the fund to invest at least 50% of its net assets in Florida municipal bonds. However, a significant portion of the Nuveen Municipal Bond Fund 2’s assets remain invested in Florida municipal bonds, and therefore the fund is more susceptible to adverse economic, political or regulatory changes affecting municipal bond issuers in that state.

The Florida economy is demonstrating signs of economic recovery fueled in part by growth in its tourism industry, yet full recovery is expected to be slow in coming. The State’s recovery from the national recession continues to be hindered by its severely weakened housing market. Florida remains one of the most troubled housing markets in the nation. Foreclosure inventory is still high and home prices have yet to stabilize. Declining home prices have affected consumer spending, which is an important component of the State’s service-based economy. Lacking a personal income tax, the State relies heavily on sales taxes. Although tax revenues are on the upswing in 2011, the stop gap of federal aid from the American Recovery and Reinvestment Act faded. As such, Florida cut its funding for education, health and human services, and public safety by $1.2 billion in the 2012 budget. These cuts in conjunction with changes in pension funding were necessary in order to close a $3.8 billion general revenue budget gap.

The State’s debt burden remains moderately high. According to the 2010 Moody’s medians, the State ranks 19th in net tax-supported debt per capita at $1,123 compared with the national median of $936. As of July 1, 2010, the Florida Retirement System was 87% funded and had an unfunded accrued actuarial liability of $18.7 billion. The State repealed its intangible personal property tax effective January 1, 2007. This tax change no longer has an effect on the performance of Florida bonds.

Due to its location, Florida will continue to be vulnerable to hurricanes and other tropical storms. To assist in the availability of adequate residential hurricane insurance, the State created the Florida Hurricane Catastrophe Fund in 1993. Participation by insurance companies writing policies in the State is mandatory. The program provides reimbursement to insurers for a portion of their catastrophic hurricane losses. Debt issued by the Florida Hurricane Catastrophe Fund Finance Corporation is secured by fees levied against insurance policies written in the State. Bonds issued by the Florida Hurricane Catastrophe Fund Finance Corporation are rated Aa3 by Moody’s and AA- by Standard & Poor’s.

Factors Pertaining to Maryland. Maryland’s economy is led by government, professional and business services, and education and health services. Given its proximity to the District of Columbia, government employment exerts a strong influence on the State’s economy, accounting for 19.9% of Maryland’s employment in 2010. Potential cutbacks in federal spending could, therefore, have a significant impact on Maryland.

Although Maryland’s economy has outperformed the nation as a whole, the state’s recovery has not necessarily been even or robust primarily because the state has still been unable to realize real job growth. Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact tax revenues. Positively, Maryland is set to benefit more than any other state in terms of jobs and investment from the 2005 Base Realignment and Closure (BRAC) Commission realignments. Movements associated with the BRAC changes are currently a positive force affecting the state’s economic recovery. Construction associated with BRAC movement is bolstering both commercial and residential construction and should continue to do so through 2011. Unemployment in Maryland was 7.3% in August 2011, as compared to the national average of 9.1% for the same period.

Budget gaps due to declining revenues have continued to be a problem for Maryland since 2008. Actions taken over the last few years have not addressed the state’s structurally imbalanced budget, relying instead on federal stimulus funds and one-time measures. The state faced a $2 billion budget shortfall for the 2011 budget, despite already depending on $1 billion in federal stimulus funding. The gap was closed with budget cuts of $1 billion and one-time measures such as fund transfers and furloughs to make up the rest. The 2012 budget required approximately $900 million in spending cuts to address a $1.4 billion budget shortfall; other transfers closed the gap. Structural imbalance in the State’s budget is forecasted to continue, and is expected to last through 2013.

Favorably, recent budgets have not required a further reduction to the State’s rainy day fund. Maryland has implemented various financial controls which add stability to its financial profile. Among them are 5 year budget forecasts, constraining debt maturities to no more than 15 years, and restricting debt to no more than 4% of personal income. The State’s rainy day fund has various mandated controls governing how much must be deposited, or how much can be removed, in any given year.

Maryland’s debt levels are slightly above average, which could lead to future fiscal strain. Both overall debt per capita and net tax supported debt as a percentage of personal income are above national medians, though this is somewhat offset by a state constitutional requirement that all debt be amortized over 15 years. In addition, the State and its various subdivisions may face increasing financial pressure from costs relating to pensions and other post-employment benefits. Recent changes enacted to the state’s pension system in 2011 should help boost the retirement system’s funding level, but will also likely require increased annual state support.

Factors Pertaining to New Mexico. New Mexico’s recovery has been weak and is expected to grow at a stable rate over the next few years as its main sectors: construction, mining and government recoup losses experienced during the Great Recession. A risk to recovery includes possible cuts in federal spending on energy and defense. However, the State is poised to grow at a rate that exceeds the nation due to the low cost of doing business, above average population growth and high tech and alternative energy industry growth potential. New Mexico’s unemployment rate was 7.8% as of June 2011, which compares favorably to the national average of 9.3%. New Mexico’s per capita income was $33,837 for 2010, or 83% of the national average.

The State’s enacted $5.4 billion General Fund budget for FY 2012, closing an estimated $450 million budget shortfall. Measures taken to balance the budget include reducing a film subsidy, modest cuts in K-12 education funding, shifting an additional 1.75% of annual State pension contributions from employer to employee, and implementing efficiencies for unemployment benefits and government. The enacted budget projects a General Fund Reserve of $277.4 million at Fiscal Year End 2012. New Mexico’s debt ratios are currently considered moderately above average. The state’s debt burden as a percentage of personal income ranks 12th among the states and 13th based on debt per capita according to Moody’s Investors Service.

Property taxes are a significant source of revenue for many local governments, and declines in property values caused by the housing slump may negatively impact these tax revenues. The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits.

Factors Pertaining to Pennsylvania. The Pennsylvania economy is in recovery, albeit a tepid one. Unemployment for the Commonwealth has declined to 8.2% in August 2011, a level that remains below the national rate of 9.1%. Though decreasing, manufacturing continues to play a large role in the Commonwealth’s economy, representing 10.0% of total employment in 2010, versus 8.9% nationally. Erosion of the manufacturing base has impacted certain Pennsylvania local governments, and may continue to do so in the future. Losses in manufacturing have been offset to some extent by growth in the service industry. Education and health services now represent the largest sector of total employment for Pennsylvania at 20.2% (v. 15.1% for the nation as a whole). Slow population growth and aging infrastructure is expected to keep Pennsylvania’s long-term economic growth below national levels.

The commonwealth’s tax revenues have risen recently. In fact, the Commonwealth finished Fiscal Year 2011 with an estimated surplus of $500 million. The FY 2012 budget includes projected revenue growth of 3% combined with a decrease in spending of 3%. While current debt levels are line with national averages, debt levels are expected to rise as Pennsylvania funds infrastructure improvements. The budget includes cuts to local school districts as well as state-supported universities; these cuts will exert some pressure on local governments.

The City of Harrisburg is currently experiencing severe financial stress. In December, 2010, the City was placed under the Act 47 program, the commonwealth’s program to aid distressed municipalities. Under Act 47, a recovery plan was developed which included the sale of the failed incinerator; the long-term lease of the parking facilities; and various revenue and expenditure improvements. The City Council rejected the plan, and a general obligation bond payment due September 15, 2011 was made only by the use of lease payments to the City from the Parking Authority. The City has not made required payments in 2010 or 2011 due on City-guaranteed debt for a resource recovery plant. Payments to bondholders for that debt are currently being made by a combination of draws on reserve funds, payments by Dauphin County and/or payments by third party guarantors. A local senator has proposed legislation which will appoint a management board to oversee the city’s finances, and Governor Corbett has said he will sign the legislation.

The Commonwealth’s two largest cities, Philadelphia and Pittsburgh, have also experienced severe financial stress in the past. Both are now subject to financial control boards and have had their credit ratings restored to investment grade.

Factors Pertaining to Virginia. Nuveen Virginia Municipal Bond Fund concentrates its investments in Virginia municipal bonds and, therefore, may be significantly impacted by political, economic, or regulatory developments that affect issuers in Virginia and their ability to pay principal and interest on their obligations. Virginia’s economy is somewhat bifurcated between the northern portions of the Commonwealth around Washington DC, and its southern, more rural areas. The economy is led by government, professional, and business services and its proximity to the Washington DC area has added to the stability in the northern portion of the state. In particular the defense industry plays an important role in Virginia’s economy with the Commonwealth’s Hampton Roads area being home to the nation’s largest concentration of military installations, leaving the Commonwealth vulnerable to expected reductions in military spending.

Virginia’s overall economic performance is slowly improving as it emerges from the recession. While the recession affected the Commonwealth, its economic performance held up better than many other states. We continue to see signs that indicate economic improvement in the Commonwealth, including increasing revenues. Most of the Commonwealth’s revenue comes from income taxes or sales taxes so the increase in revenue would indicate that more people are working and that consumer confidence is up. The Unemployment Rate of 6.1% in July 2011 is still comfortably below the national average of 9.1%. The state’s housing market is recovering as well with prices trending steadily higher for the past 2 ½ years, according to the Case-Schiller home price index.

Virginia is among a handful of states to have reported a budget surplus. Virginia closed its fiscal year 2010 budget with a $410 million surplus which comes after a previously predicted $4 billion shortfall. The surplus can be attributed to simultaneously accepting federal stimulus funds while cutting state programs. The Commonwealth also delayed payments to the Virginia Retirement System, essentially borrowing funds to help support other services such as education and transportation. The General Assembly passed a budget for FY 2011 and FY 2012 with no tax increases but which included several cuts to health care, schools and public safety and is an example of the Commonwealth’s commitment to fiscal conservatism. This strong history of fiscal conservatism coupled with the favorable regulatory environment and low business costs maintain Virginia’s stature as a desirable place to do business.

Illiquid Securities

Each Fund may invest in illiquid securities (i.e., securities that are not readily marketable). For purposes of this restriction, illiquid securities include, but are not limited to, restricted securities (securities the disposition of which is restricted under the federal securities laws), securities that may only be resold pursuant to Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), but that are deemed to be illiquid; and repurchase agreements with maturities in excess of seven days. However, no Fund will acquire illiquid securities if, as a result, such securities would comprise more than 15% of the value of the Fund’s net assets. The Board of Trustees or its delegate has the ultimate authority to determine, to the extent permissible under the federal securities laws, which securities are liquid or illiquid for purposes of this 15% limitation. The Board of Trustees has delegated to the Adviser the day-to-day determination of the illiquidity of any portfolio security, although it has retained oversight over and ultimate responsibility for such determinations. The Adviser works with and to a large extent relies on the expertise and advice of Nuveen Asset Management in making those liquidity determinations. Although no definitive liquidity criteria are used, the Board of Trustees has directed Nuveen Asset Management to look to such factors as (i) the nature of the market for a security (including the institutional private resale market; the frequency of trades and quotes for the security; the number of dealers willing to purchase or sell the security; and the amount of time normally needed to dispose of the security, the method of soliciting offers and the mechanics of transfer), (ii) the terms of certain securities or other instruments allowing for the disposition to a third party or the issuer thereof (e.g., certain repurchase obligations and demand instruments), and (iii) other permissible relevant facts.

Restricted securities may be sold only in privately negotiated transactions or in a public offering with respect to which a registration statement is in effect under the Securities Act. Where registration is required, a Fund may be obligated to pay all or part of the registration expenses and a considerable period may elapse between the time of the decision to sell and the time the Fund may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the Fund might obtain a less favorable price than that which prevailed when it decided to sell. Illiquid securities will be priced at fair value as determined in good faith by the Board of Trustees or its delegate. If, through the appreciation of illiquid securities or the depreciation of liquid securities, a Fund should be in a position where more than 15% of the value of its net assets are invested in illiquid securities, including restricted securities which are not readily marketable, the Fund will take such steps as is deemed advisable, if any, to protect liquidity.

Derivative Transactions, Hedging and Other Defensive Actions

Each Fund may enter into derivative transactions to reduce, increase or otherwise alter the Fund’s risk profile, including hedging transactions. Hedging is a term used for various methods of seeking to reduce relative risk by offsetting price changes in one investment through making another investment whose price should tend to move in the opposite direction. It may be desirable and possible in various market environments to partially hedge a Fund’s portfolio against fluctuations in market value caused by market interest rate fluctuations, credit events or other market changes by investing in such instruments as financial futures and index futures as well as related put and call options on such instruments, or by entering into interest rate swap, credit default swap, or total return swap transactions or options on such swaps, or other forms of derivatives. The Funds may also use such investments or techniques to alter its portfolio’s investment characteristics (e.g., duration, yield curve positioning and credit quality) to achieve desired positioning. Such investments or techniques may operate to increase absolute levels of risk, as well as to hedge risk.

When a Fund enters into an index or financial futures contract it is required to post an initial deposit of 1% to 5% of the total contract price. Typically, futures or option on futures holders enter into offsetting closing transactions to enable settlement in cash rather than taking delivery of the underlying security in the future. Each Fund will only sell covered futures contracts, which means that the Fund segregates assets equal to the amount of the obligations.

These transactions present certain risks. In particular, the imperfect correlation between price movements in the instrument used in a risk-reducing hedge and price movements in the securities being hedged creates the possibility that losses on the hedge by a Fund may be greater than gains in the value of the securities in the Fund’s portfolio being hedged, or that the gain on the hedge may be less than the losses on the Fund’s portfolio securities. Likewise, such imperfect price correlation may mean that the desired non-hedging adjustment to portfolio characteristics (such as lengthening duration) does not lead to the desired risk/return result. In addition, the markets for futures, swaps and options may not be liquid in all circumstances. As a result, in volatile markets, a Fund may not be able to close out the hedging transaction without incurring losses substantially greater than the initial deposit. Finally, the potential daily deposit requirements in futures or swap contracts or options sold on futures or swap contracts create an ongoing greater potential financial risk than do purchasing option transactions, where the exposure is limited to the cost of the initial premium. Losses due to certain hedging transactions may reduce yield. Net gains, if any, from hedging and other portfolio transactions will be distributed as taxable ordinary income or capital gains distributions to shareholders.

No Fund will make any hedging investment (whether an initial premium or deposit or a subsequent deposit) other than as necessary to close a prior investment if, immediately after such investment, the sum of the amount of its premiums and deposits, with respect to all currently effective hedging investments, would exceed 5% of such series’ net assets. Each Fund will invest in these instruments only in markets believed by Nuveen Asset Management to be active and sufficiently liquid. For further information regarding these investment strategies and risks presented thereby, see Appendix B to this Statement of Additional Information.

Each Fund reserves the right for liquidity or defensive purposes (such as thinness in the market for municipal securities or an expected substantial decline in value of long-term obligations) to invest temporarily up to 20% of its assets in obligations issued or guaranteed by the U.S. Government and its agencies or instrumentalities. Interest on each instrument is taxable for federal income tax purposes and would reduce the amount of tax-free interest payable to shareholders.

Short-Term Investments

The Prospectus discusses briefly the ability of the Funds to invest a portion of their assets in federally tax-exempt or taxable short-term securities or shares of money market funds (“short-term investments”). Short-term investments will not exceed 20% of a Fund’s assets except when made for defensive purposes. The Funds will invest only in taxable short-term investments that are either U.S. government securities or are rated within the highest grade by Moody’s, S&P, or Fitch and mature within one year from the date of purchase or carry a variable or floating rate of interest. See Appendix A for more information about ratings by Moody’s, S&P, and Fitch.

The Funds may invest in the following federally tax-exempt short-term investments:

Bond Anticipation Notes (BANs) are usually general obligations of state and local governmental issuers, which are sold to obtain interim financing for projects that will eventually be funded through the sale of long-term debt obligations or bonds. The ability of an issuer to meet its obligations on its BANs is primarily dependent on the issuer’s access to the long-term municipal bond market and the likelihood that the proceeds of such bond sales will be used to pay the principal and interest on the BANs.

Tax Anticipation Notes (TANs) are issued by state and local governments to finance the current operations of such governments. Repayment is generally to be derived from specific future tax revenues. Tax anticipation notes are usually general obligations of the issuer. A weakness in an issuer’s capacity to raise taxes due to, among other things, a decline in its tax base or a rise in delinquencies, could adversely affect the issuer’s ability to meet its obligations on outstanding TANs.

Revenue Anticipation Notes (RANs) are issued by governments or governmental bodies with the expectation that future revenues from a designated source will be used to repay the notes. In general, they also constitute general obligations of the issuer. A decline in the receipt of projected revenues, such as anticipated revenues from another level of government, could adversely affect an issuer’s ability to meet its obligations on outstanding RANs. In addition, the possibility that the revenues would, when received, be used to meet other obligations could affect the ability of the issuer to pay the principal and interest on RANs.

Construction Loan Notes are issued to provide construction financing for specific projects. Frequently, these notes are redeemed with funds obtained from the Federal Housing Administration.

Bank Notes are notes issued by local government bodies and agencies as those described above to commercial banks as evidence of borrowings. The purposes for which the notes are issued are varied, but they are frequently issued to meet short-term working capital or capital-project needs. These notes may have risks similar to the risks associated with TANs and RANs.

Tax-Exempt Commercial Paper (Municipal Paper) represents very short-term unsecured, negotiable promissory notes, issued by states, municipalities and their agencies. Payment of principal and interest on issues of municipal paper may be made from various sources, to the extent the funds are available therefrom. Maturities of municipal paper generally will be shorter than the maturities of TANs, BANs or RANs. There is a limited secondary market for issues of municipal paper.

Certain Municipal Obligations may carry variable or floating rates of interest whereby the rate of interest is not fixed, but varies with changes in specified market rates or indices, such as a bank prime rate or a tax-exempt money market index.

While these various types of notes as a group represent the major portion of the tax-exempt note market, other types of notes are occasionally available in the marketplace and each Fund may invest in such other types of notes to the extent permitted under its investment objective, policies and limitations. Such notes may be issued for different purposes and may be secured differently from those mentioned above.

Municipal Money Market Funds that pay interest income exempt from regular federal and, in some cases, state and local income taxes. The Funds will bear their proportionate share of the money market fund’s fees and expenses.

The Funds may also invest in the following taxable short-term investments:

Certificates of Deposit (CDs)—A certificate of deposit is a negotiable interest bearing instrument with a specific maturity. CDs are issued by banks in exchange for the deposit of funds and normally can be traded in the secondary market, prior to maturity. The Funds will only invest in U.S. dollar denominated CDs issued by U.S. banks with assets of $1 billion or more.

Commercial Paper—Commercial paper is the term used to designate unsecured short-term promissory notes issued by corporations. Maturities on these issues vary from a few days to nine months. Commercial paper may be purchased from U.S. corporations.

Taxable Money Market Funds—These funds pay interest income that is taxable on the federal and state levels. The Funds will bear their proportionate share of the money market fund’s fees and expenses.

U.S. Government Direct Obligations are issued by the United States Treasury and include bills, notes and bonds.

—Treasury	bills are issued with maturities of up to one year. They are issued in bearer form, are sold on a discount basis and are payable at par value at maturity.

—Treasury	notes are longer-term interest bearing obligations with original maturities of one to seven years.

—Treasury	bonds are longer-term interest-bearing obligations with original maturities from five to thirty years.

U.S. Government Agencies Securities—Certain federal agencies have been established as instrumentalities of the U.S. government to supervise and finance certain types of activities. These agencies include, but are not limited to, the Bank for Cooperatives, Federal Land Banks, Federal Intermediate Credit Banks, Federal Home Loan Banks, Federal National Mortgage Association, Government National Mortgage Association, Export-Import Bank of the United States, and Tennessee Valley Authority. Issues of these agencies, while not direct obligations of the U.S. government, are either backed by the full faith and credit of the United States or are guaranteed by the Treasury or supported by the issuing agencies’ right to borrow from the Treasury. There can be no assurance that the U.S. government itself will pay interest and principal on securities as to which it is not legally so obligated.

Other Corporate Obligations—The Funds may purchase notes, bonds and debentures issued by corporations if at the time of purchase there is less than one year remaining until maturity or if they carry a variable or floating rate of interest.

Repurchase Agreements—A repurchase agreement is a contractual agreement whereby the seller of securities (U.S. government or Municipal Obligations) agrees to repurchase the same security at a specified price on a future date agreed upon by the parties. The agreed upon repurchase price determines the yield during a Fund’s holding period. Repurchase agreements are considered to be loans collateralized by the underlying security that is the subject of the repurchase contract. The Funds will only enter into repurchase agreements with dealers, domestic banks or recognized financial institutions that in the opinion of Nuveen Asset Management present minimal credit risk. The risk to the Funds is limited to the ability of the issuer to pay the agreed-upon repurchase price on the delivery date; however, although the value of the underlying collateral at the time the transaction is entered into always equals or exceeds the agreed-upon repurchase price, if the value of the collateral subsequently declines there is a risk of loss of both principal and interest. In the event of default, the collateral may be sold but a Fund might incur a loss if the value of the collateral declines, and might incur disposition costs or experience delays in connection with liquidating the collateral. In addition, if bankruptcy proceedings are commenced with respect to the seller of the security, realization upon the collateral by a Fund may be delayed or limited. Nuveen Asset Management will monitor the value of collateral at the time the transaction is entered into and at all times subsequent during the term of the repurchase agreement in an effort to determine that the value always equals or exceeds the agreed upon price. In the event the value of the collateral declined below the repurchase price, Nuveen Asset Management will demand additional collateral from the issuer to increase the value of the collateral to at least that of the repurchase price. Each of the Funds will not invest more than 10% of its assets in repurchase agreements maturing in more than seven days.

Making of Loans to Issuers of Bonds Already In the Portfolio

A Fund may make a loan to (as opposed to investing in a bond issued by) an entity whose bonds that Fund already owns in its portfolio, in instances where Nuveen Asset Management believes that doing so will enhance the value of the Fund’s total investments (both bonds and loans) in obligations of that entity. Typically, such loans will be made to entities suffering severe economic distress, oftentimes in or near bankruptcy. Making a loan to such an entity may enable the entity to remain a “going concern” and enable the entity to both repay the loan as well as be better able to pay interest and principal on the pre-existing bonds, instead of forcing the Fund to liquidate the entity’s assets, which can reduce recovery value. It is generally much more time-consuming and expensive for a troubled entity to issue additional bonds, instead of borrowing, as a means of obtaining liquidity in times of severe financial need.

MANAGEMENT

The management of the Trust, including general supervision of the duties performed for the Funds by the Adviser under the Investment Management Agreement, is the responsibility of the Board of Trustees. The number of trustees of the Trust is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent trustees”). None of the independent trustees has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and birthdates of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The trustees of the Trust are directors or trustees, as the case may be, of 114 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 133 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Independent Trustees:
Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Trustee	Term—Indefinite** Length of Service— Since 1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	247	N/A
Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Trustee	Term—Indefinite** Length of Service— Since 2003	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member, Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	247	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Trustee	Term—Indefinite** Length of Service— Since 2004	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	247	Director (since 2004) of Xerox Corporation.

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Trustee	Term—Indefinite** Length of Service— Since 2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	247	N/A

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Trustee	Term—Indefinite** Length of Service— Since 1996	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	247	N/A

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Trustee	Term—Indefinite** Length of Service— Since 1996	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	247	N/A

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Trustee	Term—Indefinite** Length of Service— Since 2007	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	247	Director, Chicago Board Options Exchange (since 2006).

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Trustee	Term—Indefinite** Length of Service— Since 2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	247	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Trustee	Term—Indefinite** Length of Service— Since 2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	247	N/A

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee	Other Directorships Held by Trustee During Past Five Years

Interested Trustee:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Trustee	Term—Indefinite** Length of Service— Since 2008	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	247	N/A

*	Also serves as a trustee of Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
**	Each trustee serves an indefinite term until his or her successor is elected.
***	Mr. Amboian is an “interested person” of the Trust, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Trust:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until August 2012 Length of Service— Since 1996	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2006) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	247

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2012— Length of Service—Since 2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and Nuveen Fund Advisors, Inc. (since 2011); Managing Director, Investment Services of Nuveen Commodities Asset Management, LLC (since August 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	247

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2012 Length of Service— Since 1998	Managing Director (since 2004) of Nuveen Securities, LLC; Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	247

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2012 Length of Service— Since 1997	Senior Vice President (since 2010), formerly, Vice President (2004-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc. (since 2005); Chief Financial Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Certified Public Accountant.	247

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2012 Length of Service— Since 2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc., and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	247

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2012 Length of Service— Since 2004	Senior Vice President (since 2008) and Assistant Secretary (since 2003) of Nuveen Fund Advisors, Inc.	247

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2012 Length of Service— Since 2000	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	247

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until August 2012 Length of Service— Since 1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	247

Name, Business Address and Birthdate	Position(s) Held with Trust	Term of Office and Length of Time Served with Trust	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2012 Length of Service—Since 2007	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investment Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	247

Kathleen L. Prudhomme 901 Marquette Avenue Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2012 Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	247

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (3/13/56)	Vice President	Term—Until August 2012 Length of Service— Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	114

Board Leadership Structure and Risk Oversight

The Board of Directors or the Board of Trustees (as the case may be, each is referred to hereafter as the “Board” or “Board of Trustees” and the directors or trustees of the Nuveen Funds, as applicable, are each referred to herein as “trustees”) oversees the operations and management of the Nuveen Funds, including the duties performed for the Nuveen Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the complex. In adopting a unitary board structure, the trustees seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the trustees consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent trustees. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent trustee. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the trustees have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the trustees are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the trustees and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit trustees to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of trustees among the different committees allows the trustees to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P.

Bremner, Chair, Judith M. Stockdale and John P. Amboian. During the fiscal year ended May 31, 2011, the Executive Committee did not meet.

The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the trustees, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent trustee of the Nuveen Funds. During the fiscal year ended May 31, 2011, the Audit Committee met four times.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of trustees; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to trustee compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new trustees and reserves the right to interview any and all candidates and to make the final selection of any new trustees. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent trustee candidate, independence from the Adviser, sub-advisers, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent trustees at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent trustees of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal year ended May 31, 2011, the Nominating and Governance Committee met six times.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal year ended May 31, 2011, the Dividend Committee met four times.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full

Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal year ended May 31, 2011, the Compliance, Risk Management and Regulatory Oversight Committee met five times.

Board Diversification and Trustee Qualifications

In determining that a particular trustee was qualified to serve on the Board, the Board has considered each trustee’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that trustees need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each trustee satisfies this standard. An effective trustee may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each trustee should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of trustees are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out of the Board or any trustee as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested trustee of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the

Low country of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre and Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

Board Compensation

The following table shows, for each independent trustee, (1) the aggregate compensation paid by the Trust for the fiscal year ended May 31, 2011, (2) the amount of total compensation paid by the Trust that has been deferred, and (3) the total compensation paid to each trustee by the Nuveen Funds during the fiscal year ended May 31, 2011.

Name of Trustee	Aggregate Compensation From Trust[1]	Amount of Total Compensation that Has Been Deferred[2]	Total Compensation From Nuveen Funds Paid to Trustees[3]
Robert P. Bremner	$4,089	$410	$296,672
Jack B. Evans	3,443	587	246,194
William C. Hunter	3,016	1,971	218,232
David J. Kundert	3,490	2,278	261,192
William J. Schneider	3,595	1,795	264,031
Judith M. Stockdale	3,203	1,098	227,717
Carole E. Stone	2,918	—	211,400
Virginia L. Stringer[4]	690	—	57,000
Terence J. Toth	3,428	363	245,882

[1]	The compensation paid, including deferred amounts, to the independent trustees for the fiscal year ended May 31, 2011 for services to the Trust.

[2]

Pursuant to a deferred compensation agreement with the Trust, deferred amounts are treated as though an equivalent dollar amount has been invested in shares of one or more eligible Nuveen Funds. The amounts provided are the total deferred fees (including the return from the assumed investment in the eligible Nuveen Funds) payable from the Trust.

[3]	Based on the compensation paid (including any amounts deferred) to the trustees for the one-year period ended May 31, 2011 for services to the Nuveen Funds.

[4]	Ms. Stringer was appointed to the Board of Trustees of the Nuveen Funds effective January 1, 2011.

Prior to January 1, 2011, independent trustees received a $100,000 annual retainer plus (a) a fee of $3,250 per day for attendance in person or by telephone at a regularly scheduled meeting of the Board of Trustees; (b) a fee of $2,500 per meeting for attendance in person where such in-person attendance was required and $1,500 per meeting for attendance by telephone or in person where in-person attendance was not required at a special, non-regularly scheduled board meeting; (c) a fee of $2,000 per meeting for attendance in person or by telephone at an Audit Committee meeting; (d) a fee of $2,000 per meeting for attendance in person or by telephone at a regularly scheduled Compliance, Risk Management and Regulatory Oversight Committee meeting where in-person attendance was required and $1,000 per meeting for attendance by telephone or in person where in-person attendance was not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone for a meeting of the Dividend Committee; and (f) a fee of $500 per meeting for attendance in person at all other committee meetings ($1,000 for shareholder meetings) on a day on which no regularly scheduled board meeting was held in which in-person attendance was required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance was not required and $100 per meeting when the Executive Committee acted as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings. In addition to the payments described above, the Chairman of the Board of Trustees received $50,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee received $7,500 and the chairperson of the Nominating and Governance Committee received $5,000 as additional retainers. Independent trustees also received a fee of $2,500 per day for site visits to entities that provide services to the Nuveen Funds on days on which no regularly scheduled board meeting was held. When ad hoc committees are organized, the Nominating and Governance Committee at the time of formation determined compensation to be paid to the members of such committee; however, in general, such fees were $1,000 per meeting for attendance in person at any ad hoc committee meeting where in-person attendance was required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance was not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although fund management may, in its discretion, establish a minimum amount to be allocated to each fund.

Effective January 1, 2011, independent trustees receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent trustees also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

The Trust does not have a retirement or pension plan. The Trust has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent trustee to elect to defer receipt of all or a portion of his or her compensation as an independent trustee. The deferred compensation of a participating trustee is credited to a book reserve account of the Trust when the compensation would otherwise have been paid to the trustee. The value of the trustee’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a trustee’s deferral account, the independent trustee may elect to receive distributions in a lump sum or over a period of five years. The Trust will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of the Trust and the trustee of the Trust who is not an independent trustee serve without any compensation from the Funds.

Share Ownership

The following table sets forth the dollar range of equity securities beneficially owned by each trustee as of May 31, 2011:

	Dollar Range of Equity Securities in the Funds							Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Name of Trustee	Nuveen Arizona Municipal Bond Fund	Nuveen Colorado Municipal Bond Fund	Nuveen Maryland Municipal Bond Fund	Nuveen Municipal Bond Fund 2	Nuveen New Mexico Municipal Bond Fund	Nuveen Pennsylvania Municipal Bond Fund	Nuveen Virginia Municipal Bond Fund
John P. Amboian	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
Robert P. Bremner	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
Jack B. Evans	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
William C. Hunter	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
David J. Kundert	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
William J. Schneider	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
Judith M. Stockdale	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
Carole E. Stone	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
Virginia L. Stringer[1]	$0	$0	$0	$0	$0	$0	$0	Over $	100,000
Terence J. Toth	$0	$0	$0	$0	$0	$0	$0	Over $	100,000

[1]	Ms. Stringer was appointed to the Board effective January 1, 2011.

As of September 1, 2011, the officers and trustees of the Trust, in the aggregate, owned less than 1% of the shares of each of the Funds.

The following table sets forth the percentage ownership of each person, who, as of September 1, 2011, owned of record, or is known by the Trust to have owned of record or beneficially, 5% or more of any class of a Fund’s shares.

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership
Nuveen Arizona Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97E76 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	22.02%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103-2523	13.74%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Morgan Stanley Smith Barney Harborside Financial Center Attn: Mutual Funds Operations Plaza Two, 3rd Floor Jersey City, NJ 07311	7.11%

Nuveen Arizona Municipal Bond Fund Class B Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97ND2 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	41.12%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	24.60%

	Morgan Stanley Smith Barney Harborside Financial Center Attn: Mutual Funds Operations Plaza Two, 3rd Floor Jersey City, NJ 07311	17.15%

	NFS LLC FBO Pamela Keen Caster Mark Parsons Caster, TTEE The Caster Trust U/A 9/7/10 15402 Edencrest Drive Spokane, WA 99208-9738	13.71%

Nuveen Arizona Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97GX6 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	36.46%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	22.32%

	Morgan Stanley Smith Barney Harborside Financial Center Attn: Mutual Funds Operations Plaza Two, 3rd Floor Jersey City, NJ 07311	7.61%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	UBS WM USA Attn Department Manager 499 Washington Blvd., FL 9 Jersey City, NJ 07310-2055	6.57%

Nuveen Arizona Municipal Bond Fund Class I Shares	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th St. New York, NY 10001	11.25%

	Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P. O. Box 1533 Minneapolis, MN 55480-1533	9.42%

	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	6.80%

	Charles Schwab & Co, Inc. for the Benefit of their Customers P.O. Box 173797 Denver, CO 80217-3797	6.25%

	First Clearing,, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	5.43%

Nuveen Colorado Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 971X9 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	16.06%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	19.48%

	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043	5.11%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Colorado Municipal Bond Fund Class B Shares	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	22.25%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	15.08%

	Edward D Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043	21.79%

	RBC Capital Markets Corp. FBO Jenni L. Green, Jean D. Bonde JT TEN /WROS 10695 W. 17th Ave. Lakewood, CO 80215	12.24%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97NC0 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	9.13%

	UBS WM USA Attn Department Manager 499 Washington Blvd., FL 9 Jersey City, NJ 07310-2055	6.64%

Nuveen Colorado Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97ND9 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	27.81%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	27.19%

	UBS WM USA Attn Department Manager 499 Washington Blvd., FL 9 Jersey City, NJ 07310-2055	13.87%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001	13.23%

Nuveen Colorado Municipal Bond Fund Class I Shares	First Clearing,, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	39.71%

	Charles Schwab & Co Inc Special Custody A/C FBO Customers Attn Mutual Funds 101 Montgomery St San Francisco, CA 94104	12.94%

	Citigroup Global Markets Inc. 333 West 34th St., 3rd FL New York, NY 10001	11.25%

	Raymond Munyon, Lisa Ann Munyon & Renee L. Miller Munyon Family Irrevocable Trust 7650 Kline Drive Arvada, CO 80005-3776	8.84%

	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	8.41%

	Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P. O. Box 1533 Minneapolis, MN 55480-1533	5.89%

Nuveen Municipal Bond Fund 2 Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97E80 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	21.78%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	16.89%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Municipal Bond Fund 2 Class B Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	25.57%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97ND3 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	16.09%

	NFS LLC FEBO Edmond H. Cave 221 Salvador Sq.	9.72%

	Robert W Baird & Co, Inc. 777 East Wisconsin Ave Milwaukee, WI 53202-5300	6.97%

Nuveen Municipal Bond Fund 2 Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97GX3 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	32.65%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	26.64%

	UBS WM USA Attn Department Manager 499 Washington Blvd., FL 9 Jersey City, NJ 07310-2055	8.27%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	5.54%

Nuveen Municipal Bond Fund 2 Class I Shares	Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P. O. Box 1533 Minneapolis, MN 55480-1533	16.97%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	10.98%

	George P. Anagnos Carol D. Holden, JT TEN 10801 SW 93rd Ave. Miami, FL 33176	6.23%

Nuveen Maryland Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97E83 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	22.36%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	10.25%

	Charles Schwab & Co, Inc. for the Benefit of their Customers P.O. Box 173797 Denver, CO 80217-3797	5.12%

Nuveen Maryland Municipal Bond Fund Class B Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97NB4 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	20.61%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	16.23%

	Morgan Stanley Smith Barney Harborside Financial Center Attn: Mutual Funds Operations Plaza Two, 3rd Floor Jersey City, NJ 07311	8.60%

	NFS LLC FEBO Karen A. Corcoran 4200 Somerset PL Baltimore, MD 21210-2709	5.07%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Maryland Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97GX7 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	26.58%

	Morgan Stanley Smith Barney Harborside Financial Center Attn: Mutual Funds Operations Plaza Two, 3rd Floor Jersey City, NJ 07311	10.39%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	10.38%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.96%

Nuveen Maryland Municipal Bond Fund Class I Shares	Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P. O. Box 1533 Minneapolis, MN 55480-1533	30.65%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97AF5 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	6.98%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth, 7th Floor 333 West 34th Street New York, NY 10001-2402	5.96%

Nuveen New Mexico Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97AF5 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	14.58%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	13.59%

	Morgan Stanley Smith Barney Harborside Financial Center Attn: Mutual Funds Operations Plaza Two, 2nd Floor Jersey City, NJ 07311	12.12%

	UBS WM USA Attn Department Manager 499 Washington Blvd., FL 9 Jersey City, NJ 07310-2055	8.46%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.96%

	Edward D. Jones & Co Attn: Mutual Fund Shareholder Accounting 201 Progress Pkwy Maryland Hts, MO 63043	6.00%

Nuveen New Mexico Municipal Bond Fund Class B Shares	Pershing, LLC P. O. Box 2052 Jersey City, NJ 07303	18.48%

	James Ficklin & Jolene W. Ficklin JT WROS 3228 Dyer St Las Cruces, NM 88011-4804	13.87%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	10.82%

	Ruth B. King 2250 S. Locust St Las Cruces, NM 88011-5770	10.51%

	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	5.99%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Hts., MO 63043	9.78%

	W. Gordan Dickenson P. O. Box 247 Roswell, NM 88202-0247	9.50%

	Morgan Stanley Smith Barney Harborside Financial Center Attn: Mutual Funds Operations Plaza Two, 3rd Floor Jersey City, NJ 07311	6.29%

Nuveen New Mexico Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin Sec 97NE1 4800 Deer Lake Dr. E. 3rd Floor Jacksonville, FL 32246-6484	20.70%

	Morgan Stanley Smith Barney Harborside Financial Center Attn: Mutual Funds Operations Plaza Two, 3rd Floor Jersey City, NJ 07311	16.63%

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland Hts., MO 63043	5.92%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	5.46%

Nuveen New Mexico Municipal Bond Fund Class I Shares	NFS LLC FEBO US Bank National Association Omnibus—Cash/Cash 1555 N. Rivercenter Dr Ste 302	35.88%

	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	17.49%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	Mary Swickard 84 Barcelona Avenue Los Alamos, NM 87544-3428	6.26%

	First Clearing,, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	5.63%

	Citigroup Global Markets Inc. 333 West 34th St., 3rd FL New York, NY 10001	5.23%

Nuveen Pennsylvania Municipal Bond Fund Class A Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	10.21%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97E74 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	9.78%

Nuveen Pennsylvania Municipal Bond Fund Class B Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	16.68%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97ND6 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	15.47%

	Paul D. Fogel, Cleo M. Fogel JT WROS 237 Bear Creek Lake Drive Jim Thorpe, PA 18229-2817	15.32%

	Pershing LLC P O Box 2052 Jersey City, NJ 07303-2052	7.10%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Pennsylvania Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97GX4 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	32.47%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	25.13%

	Morgan Stanley Smith Barney Harborside Financial Center Attn: Mutual Funds Operations Plaza Two, 3rd Floor Jersey City, NJ 07311	5.95%

Nuveen Pennsylvania Municipal Bond Fund Class I Shares	Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P. O. Box 1533 Minneapolis, MN 55480-1533	42.57%

	Wells Fargo Bank NA FBO Omnibus Account Cash/Reinv P. O. Box 1533 Minneapolis, MN 55480-1533	9.59%

	First Clearing,, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	6.57%

Nuveen Virginia Municipal Bond Fund Class A Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97E81 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	12.34%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	9.43%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

Nuveen Virginia Municipal Bond Fund Class B Shares	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	15.89%

	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97ND7 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	15.32%

	Edward D. Jones & Co. Attn: Mutual Fund Shareholder Accounting 201 Progress Parkway Maryland, Hts., MO 63043	8.71%

Nuveen Virginia Municipal Bond Fund Class C Shares	MLPF&S for the Sole Benefit of its Customers Attn: Fund Admin. Sec. 97GX2 4800 Deer Lake Drive E. 3rd Floor Jacksonville, FL 32246-6484	25.24%

	First Clearing, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	23.15%

	Citigroup Global Markets Inc., House Account Attn: Peter Booth 7th Floor 333 West 34th Street New York, NY 10001-2402	6.50%
Nuveen Virginia Municipal Bond Fund Class I Shares	Wells Fargo Bank NA FBO Omnibus Account Cash/Cash P. O. Box 1533 Minneapolis, MN 55480-1533	42.55%

	MLPF&S for the benefit of its customers ATTN Fund Admn 4800 Deer Lake Dr FL 3 Jacksonville, FL 32246-6484	8.09%

Name of Fund and Class	Name and Address of Owner	Percentage of Ownership

	First Clearing,, LLC Special Custody Account for the exclusive benefit of Customer 2801 Market St. St. Louis, MO 63103	7.08%

	Charles Schwab & Co, Inc. for the Benefit of their Customers P.O. Box 173797 Denver, CO 80217-3797	6.70%

INVESTMENT ADVISER AND SUB-ADVISER

Investment Adviser

Nuveen Fund Advisors, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the investment adviser of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing the Funds’ business affairs and providing day-to-day administrative services to the Funds. The Adviser has selected its affiliate, Nuveen Asset Management, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolios of the Funds. For additional information regarding the management services performed by the Adviser and Nuveen Asset Management, see “Who Manages the Funds” in the Prospectus.

The Adviser is an affiliate of the Distributor, which is also located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”).

Each Fund is dependent upon services and resources provided by the Adviser and therefore the Adviser’s parent, Nuveen Investments. Nuveen Investments increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2014. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Funds.” In addition, the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds. The Prospectus includes current fee waivers and expense reimbursements for the Funds.

Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Nuveen Fund assets and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus:

The annual complex-level management fee for each Fund, payable monthly, which is additive to the fund-level fee, is based on the aggregate amount of total eligible assets managed for all Nuveen Funds as stated in the table below:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*

The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of June 30, 2011, the complex-level fee rate was 0.1774%.

The following tables set forth the management fees (net of fee waivers and expense reimbursements) paid by the Funds and the fees waived and expenses reimbursed by the Adviser for the specified periods.

	Management Fees Net of Expense Reimbursement Paid to the Adviser for the Fiscal Year Ended			Fee Waivers and Expense Reimbursements from the Adviser for the Fiscal Year Ended
	5/31/09	5/31/10	5/31/11	5/31/09	5/31/10	5/31/11
Nuveen Arizona Municipal Bond Fund	$377,923	$372,717	$340,044	$—	$—	$—
Nuveen Colorado Municipal Bond Fund	227,408	233,959	232,630	—	—	—
Nuveen Maryland Municipal Bond Fund	793,309	897,548	943,452	—	—	—
Nuveen Municipal Bond Fund 2	1,137,244	1,004,386	907,300	—	—	—

	Management Fees Net of Expense Reimbursement Paid to the Adviser for the Fiscal Year Ended			Fee Waivers and Expense Reimbursements from the Adviser for the Fiscal Year Ended
	5/31/09	5/31/10	5/31/11	5/31/09	5/31/10	5/31/11
Nuveen New Mexico Municipal Bond Fund	323,943	379,079	418,012	—	—	—
Nuveen Pennsylvania Municipal Bond Fund	1,230,842	1,382,484	1,408,794	—	—	—
Nuveen Virginia Municipal Bond Fund	1,785,601	1,877,295	1,971,213	—	—	—

In addition to the Adviser’s management fee, each Fund also pays a portion of the Trust’s general administrative expenses allocated in proportion to the net assets of each Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

The Funds, the other Nuveen Funds, the Adviser, Nuveen Asset Management and other related entities have adopted codes of ethics, which essentially prohibit all Nuveen Funds management personnel, including the Funds’ portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions.

Sub-Adviser

Effective January 1, 2011, the Adviser has selected its affiliate, Nuveen Asset Management to serve as sub-adviser to manage the investment portfolio of each Fund. The Adviser pays Nuveen Asset Management a portfolio management fee equal to 45.45% of the advisory fee paid to the Adviser for its services to the Funds (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of the Funds).

Portfolio Managers

The following individuals have primary responsibility for the day-to-day implementation of the investment strategies of the Funds:

Name	Fund
Paul L. Brennan Daniel J. Close Christopher L. Drahn	Nuveen Pennsylvania Municipal Bond Fund Nuveen Municipal Bond Fund 2 Nuveen Colorado Municipal Bond Fund
Michael S. Hamilton	Nuveen Arizona Municipal Bond Fund Nuveen New Mexico Municipal Bond Fund
Thomas C. Spalding	Nuveen Maryland Municipal Bond Fund Nuveen Virginia Municipal Bond Fund

Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash bonus and long-term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Funds’ portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on his or her Fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for the Funds is determined by evaluating each Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager’s performance to a benchmark is measured against a Fund-specific customized subset (limited to bonds in the Fund’s specific state and with certain maturity parameters) of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of June 30, 2011, the S&P/Investortools Municipal Bond Index was comprised of 56,838 securities with an aggregate current market value of $1,218 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to Nuveen Asset Management’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table below.

Other Accounts Managed

In addition to the Funds, as of May 31, 2011, the portfolio managers are also primarily responsible for the day-to-day portfolio management of the following accounts:

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Number of Accounts with Performance Based Fees	Assets of Accounts with Performance Based Fees

Paul L. Brennan	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	23 0 4	$15.66 billion 0 176.5 million	0 0 0	$0 0 0
Daniel J. Close	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	27 0 8	4.93 billion 0 63.5 million	0 0 0	0 0 0
Christopher L. Drahn	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	12 0 4	2.87 million 0 214 million	0 0 0	0 0 0
Michael S. Hamilton	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	15 0 4	1.45 billion 0 204.2 million	0 0 0	0 0 0
Thomas C. Spalding	Registered Investment Companies Other Pooled Investment Vehicles Other Accounts	19 0 5	10.32 billion 0 18 million	0 0 0	0 0 0

Conflicts of Interest

Each portfolio manager’s simultaneous management of the Funds and the other accounts noted above may present actual or apparent conflicts of interest with respect to the allocation and aggregation of securities orders placed on behalf of a Fund and the other account. Nuveen Asset Management, however, believes that such potential conflicts are mitigated by the fact that it has adopted several policies that address potential conflicts of interest, including best execution and trade allocation policies that are designed to ensure (1) that portfolio management is seeking the best price for portfolio securities under the circumstances, (2) fair and equitable allocation of investment opportunities among accounts over time and (3) compliance with applicable regulatory requirements. All accounts are to be treated in a non-preferential manner, such that allocations are not based upon account performance, fee structure or preference of the portfolio manager, although the allocation procedures may provide allocation preferences to funds with special characteristics (such as favoring state funds versus national funds for allocations of in-state bonds). In addition, Nuveen Asset Management has adopted a Code of Conduct that sets forth policies regarding conflicts of interest.

Beneficial Ownership of Securities

As of September 1, 2011, each portfolio manager beneficially owned the following dollar range of equity securities issued by the Funds and other Nuveen Funds managed by Nuveen Asset Management’s municipal investment team:

Name of Portfolio Manager	Fund	Dollar range of equity securities beneficially owned in Fund	Dollar range of equity securities beneficially owned in the remainder of Nuveen Funds managed by Nuveen Asset Management’s municipal investment team
Daniel J. Close	Nuveen Municipal Bond Fund 2	$0	$0
Michael S. Hamilton	Nuveen Arizona Municipal Bond Fund Nuveen New Mexico Municipal Bond Fund	0 0	$0
Christopher L. Drahn	Nuveen Colorado Municipal Bond Fund	0	$10,001-$50,000
Thomas C. Spalding	Nuveen Maryland Municipal Bond Fund Nuveen Virginia Municipal Bond Fund	0 0	$100,001-$500,000
Paul L. Brennan	Nuveen Pennsylvania Municipal Bond Fund	0	$500,001-$1,000,000

Proxy Voting Policies

The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions a Fund may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Fund already owns when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Fund’s interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Fund’s Board of Trustees on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board of Trustees or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the Securities and Exchange Commission (“SEC”) on Form N-PX, and the results provided to the Fund’s Board of Trustees and made available to shareholders as required by applicable rules.

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

NET ASSET VALUE

Each Fund’s net asset value per share is determined as set forth in its Prospectus under “General Information—Net Asset Value.”

TAX MATTERS

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund will not be subject to federal income tax on the portion of its investment company taxable income, as that term is defined in the Code, without regard to the deduction for dividends paid and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss) that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in “qualified publicly traded partnerships” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimus, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

After the end of each year, you will receive a tax statement that separates your Fund’s distributions into three categories, exempt-interest dividends, ordinary income distributions and capital gains dividends. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the “Health Care and Education Reconciliation Act of 2010,” income from the Fund may also be subject to a new 3.8 percent “medicare tax” imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Funds are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies.

If You Sell or Redeem Your Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Capital Gains and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of any capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Further, because the Funds pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. Distributions after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

State Tax Matters

The treatment of certain dividends from each Fund under particular state taxes is discussed below. It should be noted that this treatment may change if a Fund ever fails to qualify as a RIC for federal income tax purposes or if the exempt-interest dividends paid by a Fund are not excluded from gross income for federal income tax purposes. The discussion also assumes that each Fund will meet certain reporting and filing requirements under the applicable state laws and regulations. This discussion is based on state laws as enacted and construed on the date of this Statement of Additional Information and in certain cases is based on administrative guidance from state revenue departments. These laws and interpretations can, of course, change at any time. Only certain specific taxes are discussed below and Fund shares and Fund distributions may be subject to other state and local taxes. In addition, the discussions below are generally limited to Fund distributions attributable to certain tax-exempt interest. Generally, other distributions from a Fund are subject to all state income taxes, except that under certain circumstances, many states do provide exemptions for distributions attributable to interest on certain United States government obligations. Additionally, you may be subject to state income tax to the extent you sell or exchange Fund shares and realize a capital gain on the transaction.

Generally, unlike the federal individual income tax, state income taxes do not provide beneficial treatment of long-term capital gains, including capital gains dividends from a Fund. Further, most states restrict deductions for capital losses.

Ownership of shares in a Fund could result in other state and local income tax consequences to certain taxpayers. For example, interest expense incurred or continued to purchase or carry shares of a Fund, if the Fund distributes dividends exempt from a particular state income tax, generally is not deductible for purposes of that income tax.

Prospective investors should consult their tax advisors with respect to all state and local tax issues related to the ownership of shares in a Fund and the receipt of distributions from a Fund.

Arizona Tax Status

The assets of Nuveen Arizona Municipal Bond Fund will consist of interest bearing obligations issued by or on behalf of the State of Arizona and political subdivisions thereof (the “Arizona Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Arizona Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Arizona or a political subdivision thereof, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Arizona.

Exempt-interest dividends distributed by Nuveen Arizona Municipal Bond Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on the Bonds will be excluded from taxable income for purposes of the income tax imposed by the State of Arizona on individuals (the “Arizona Personal Income Tax”) and the income tax imposed by the State of Arizona on certain corporations (the “Arizona Corporate Income Tax”).

Distributions from Nuveen Arizona Municipal Bond Fund, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Arizona Personal Income Tax and the Arizona Corporate Income Tax.

You generally will be subject to tax for purposes of the Arizona Personal Income Tax and the Arizona Corporate Income Tax on the gain recognized on the sale or redemption of a share of Nuveen Arizona Municipal Bond Fund.

You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of Nuveen Arizona Municipal Bond Fund is not deductible for purposes of the Arizona Personal Income Tax and the Arizona Corporate Income Tax. However, special rules apply in the case of financial institutions.

Each of the Adviser, Nuveen Asset Management and their counsel has not independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in Nuveen Arizona Municipal Bond Fund may result in other Arizona consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Colorado Tax Status

The assets of Nuveen Colorado Municipal Bond Fund will consist of interest bearing obligations issued by or on behalf of the State of Colorado, a public authority, commission, board or other agency created by the State of Colorado or a political subdivision of the State of Colorado, or political subdivisions thereof (the “Colorado Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Colorado Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the

State of Colorado or its municipalities, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) the interest on the Bonds is exempt from Colorado State taxes and with respect to the Colorado Bonds, such Colorado Bonds were either issued on or after May 1, 1980, or were issued before May 1, 1980 but the interest is specifically exempt from income taxation under the Colorado state laws authorizing the issuance of such obligations and (iv) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Colorado.

Exempt-interest dividends distributed by Nuveen Colorado Municipal Bond Fund attributable to interest on the Bonds will be excluded from taxable income for purposes of the personal income tax imposed by the State of Colorado on individuals (the “Colorado Personal Income Tax”) and the corporate income tax imposed by the State of Colorado on certain corporations (the “Colorado Corporate Income Tax”); however, some of such exempt-interest dividends may be taken into account in determining the Colorado alternative minimum tax.

Distributions from Nuveen Colorado Municipal Bond Fund, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Colorado Personal Income Tax and the Colorado Corporate Income Tax.

You generally will be subject to tax for purposes of the Colorado Personal Income Tax and the Colorado Corporate Income Tax on the gain recognized on the sale or redemption of a share of Nuveen Colorado Municipal Bond Fund.

You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of Nuveen Colorado Municipal Bond Fund is not deductible for purposes of the Colorado Personal Income Tax and the Colorado Corporate Income Tax.

Each of the Adviser, Nuveen Asset Management and their counsel has not independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in Nuveen Colorado Municipal Bond Fund may result in other Colorado consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Maryland Tax Status

The assets of Nuveen Maryland Municipal Bond Fund will consist of interest bearing obligations issued by or on behalf of the State of Maryland and political subdivisions of Maryland (the “Maryland Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Maryland Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by or on behalf of the State of Maryland or a political subdivision of Maryland, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, and (iii) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Maryland.

Exempt-interest dividends distributed by Nuveen Maryland Municipal Bond Fund that are excluded from gross income for federal income tax purposes and that are attributable to interest on the Bonds are excluded from taxable income for purposes of the income tax imposed by the State of Maryland (the “Maryland Income Tax”) on individuals and certain corporations.

Distributions from Nuveen Maryland Municipal Bond Fund, other than exempt-interest dividends attributable to the interest on the Bonds and capital gain dividends attributable to profit or gain from the sale of the Maryland Bonds, will generally be subject to the Maryland Income Tax. Capital gain dividends attributable to profit or gain from the sale of the Possession Bonds will generally be subject to the Maryland Income Tax.

You generally will be subject to tax for purposes of the Maryland Income Tax on the gain recognized on the sale or redemption of a share of Nuveen Maryland Municipal Bond Fund.

You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of Nuveen Maryland Municipal Bond Fund is not deductible for purposes of the Maryland Income Tax.

Each of the Adviser, Nuveen Asset Management and their counsel has not independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in Nuveen Maryland Municipal Bond Fund may result in other Maryland tax consequences to certain taxpayers, and prospective investors should consult their tax advisors.

New Mexico Tax Status

The assets of Nuveen New Mexico Municipal Bond Fund will consist of interest bearing obligations issued by or on behalf of the State of New Mexico, any public authority, commission, board or other agency created by the State of New Mexico or a political subdivision of the State of New Mexico, or political subdivisions thereof (the “New Mexico Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the New Mexico Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of New Mexico or its municipalities, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) the interest on the Bonds is exempt from New Mexico State and local taxes and (iv) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of New Mexico.

Exempt-interest dividends distributed by Nuveen New Mexico Municipal Bond Fund attributable to interest on the Bonds will be excluded from taxable income for purposes of the personal income tax imposed by the State of New Mexico on individuals (the “New Mexico Personal Income Tax”) and the corporate income and franchise tax imposed by the State of New Mexico on certain corporations (the “New Mexico Corporate Income Tax”).

Distributions from the Fund, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the New Mexico Personal Income Tax and the New Mexico Corporate Income Tax.

You generally will be subject to tax for purposes of the New Mexico Personal Income Tax and the New Mexico Corporate Income Tax on the gain recognized on the sale or redemption of a share of Nuveen New Mexico Municipal Bond Fund.

You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of Nuveen New Mexico Municipal Bond Fund is not deductible for purposes of the New Mexico Personal Income Tax and the New Mexico Corporate Income Tax.

Each of the Adviser, Nuveen Asset Management and their counsel has not independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in Nuveen New Mexico Municipal Bond Fund may result in other New Mexico consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Pennsylvania Tax Status

The assets of Nuveen Pennsylvania Municipal Bond Fund will consist of interest bearing obligations issued by or on behalf of the State of Pennsylvania, political subdivisions of the State of Pennsylvania, any public authority, commission, board or other agency created by the State of Pennsylvania or any political subdivision of the State of Pennsylvania (the “Pennsylvania Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Pennsylvania Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Pennsylvania or its municipalities, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) the interest on the Bonds is exempt from Pennsylvania State and local taxes and (iv) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Pennsylvania.

Exempt-interest dividends distributed by Nuveen Pennsylvania Municipal Bond Fund attributable to interest on the Bonds, net of Pennsylvania Fund expenses, will be exempt from the personal income tax imposed by the State of Pennsylvania on individuals (the “Pennsylvania Personal Income Tax”) and the corporate income tax imposed by the State of Pennsylvania on certain corporations (the “Pennsylvania Corporate Income Tax”), both of which are imposed under the Pennsylvania Tax Reform Code of 1971, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by Nuveen Pennsylvania Municipal Bond Fund attributable to interest on the Pennsylvania Bonds, net of Pennsylvania Fund expenses, will be exempt from the Philadelphia School District Investment Net Income Tax (the “Philadelphia School Tax”) imposed under Section 19-1804 of the Philadelphia Code of Ordinances, provided certain reporting requirements are satisfied. Exempt-interest dividends distributed by Nuveen Pennsylvania Municipal Bond Fund attributable to interest on the Possession Bonds may be subject to the Philadelphia School Tax.

Distributions from Nuveen Pennsylvania Municipal Bond Fund, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Pennsylvania Personal Income Tax and the Pennsylvania Corporate Income Tax. Capital gain dividends distributed by Nuveen Pennsylvania Municipal Bond Fund will be exempt from the Philadelphia School Tax. Distributions from Nuveen Pennsylvania Municipal Bond Fund, other than exempt-interest dividends attributable to interest on the Pennsylvania Bonds and capital gain dividends, will generally be subject to the Philadelphia School Tax.

Each shareholder of Nuveen Pennsylvania Municipal Bond Fund will generally be subject to tax for purposes of the Pennsylvania Personal Income Tax and the Pennsylvania Corporate Income Tax on the gain recognized on the sale or redemption of a share. A shareholder’s gain upon a redemption or sale of shares in Nuveen Pennsylvania Municipal Bond Fund will be exempt from the Philadelphia School Tax if the shareholder held his share for more than six months. If, however, the share was held by the shareholder for six months or less, then the gains will generally be subject to the Philadelphia School Tax.

You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of Nuveen Pennsylvania Municipal Bond Fund is not deductible for purposes of the Pennsylvania Personal Income Tax, the Pennsylvania Corporate Income Tax or the Philadelphia School Tax.

Each of the Adviser, Nuveen Asset Management and their counsel has not independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in Nuveen Pennsylvania Municipal Bond Fund may result in other Pennsylvania consequences to certain taxpayers, and prospective investors should consult their tax advisors.

Virginia Tax Status

The assets of Nuveen Virginia Municipal Bond Fund will consist of interest bearing obligations issued by or on behalf of the State of Virginia and political subdivisions of the State of Virginia (the “Virginia Bonds”) or by the government of Puerto Rico, Guam or the Virgin Islands (the “Possession Bonds,” and, collectively with the Virginia Bonds, the “Bonds”). The discussion in this section is based on the assumption that: (i) the Bonds were validly issued by the State of Virginia or its municipalities, or by the government of Puerto Rico, Guam or the Virgin Islands, as the case may be, (ii) the interest on the Bonds is excludable from gross income for federal income tax purposes, (iii) the interest on the Bonds and gains from the sale of the Bonds are exempt from Virginia State taxes and (iv) with respect to the Possession Bonds, the Possession Bonds and the interest thereon are exempt from all state and local taxation. This disclosure does not address the taxation of persons other than full-time residents of the State of Virginia.

Exempt-interest dividends distributed by Nuveen Virginia Municipal Bond Fund attributable to interest on the Bonds will be excluded from taxable income for purposes of the personal income tax imposed by the State of Virginia on individuals (the “Virginia Personal Income Tax”) and the corporate income and franchise tax imposed by the State of Virginia on certain corporations (the “Virginia Corporate Income Tax”). However, shares of Nuveen Virginia Municipal Bond Fund and distributions from Nuveen Virginia Municipal Bond Fund may be taken into account in determining a taxpayers Virginia Bank Franchise Tax, in the case of shareholders subject to that tax.

Although it is possible that distributions from Nuveen Virginia Municipal Bond Fund attributable to gains from the sale of Bonds could be excluded from taxable income for purposes of the Virginia Personal Income Tax and the Virginia Corporate Income Tax, Virginia law does not address any such exclusion, and you may therefore be required to include such distributions in your taxable income for these purposes. You should consult your tax advisor with respect to any possible exclusion of these distributions. Distributions from the Fund, other than exempt-interest dividends attributable to interest on the Bonds, will generally be subject to the Virginia Personal Income Tax and the Virginia Corporate Income Tax.

You generally will be subject to tax for purposes of the Virginia Personal Income Tax and the Virginia Corporate Income Tax on the gain recognized on the sale or redemption of a share of Nuveen Virginia Municipal Bond Fund.

You should be aware that, generally, interest on indebtedness incurred or continued to purchase or carry shares of Nuveen Virginia Municipal Bond Fund is not deductible for purposes of the Virginia Personal Income Tax and the Virginia Corporate Income Tax.

Each of the Adviser, Nuveen Asset Management and their counsel has not independently examined the Bonds or the opinions of bond counsel rendered in connection with the issuance of the Bonds. Ownership of shares in Nuveen Virginia Municipal Bond Fund may result in other Virginia consequences to certain taxpayers, and prospective investors should consult their tax advisors.

PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences. The Funds are generally not a suitable investment for individuals investing through retirement plans.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights, except that Class B shares automatically convert to Class A shares as described below.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) trustees’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent. Class A shares are also subject to an annual service fee of 0.20%. See “Distribution and Service Plans.” Set forth below is an example of the method of computing the offering price of the Class A shares of a Fund. The example assumes a purchase on May 31, 2011, of Class A shares from the Nuveen Arizona Municipal Bond Fund aggregating less than $50,000 subject to the schedule of sales charges set forth in the Prospectus at a price based upon the net asset value of the Class A shares.

Net asset value per share	$10.27
Per share sales charge—4.20% of public offering price (4.38% of net asset value per share)	.45

Per share offering price to the public	$10.72

Each Fund receives the entire net asset value of all Class A shares that are sold. The Distributor retains the full applicable sales charge from which it pays the uniform reallowances shown in the Prospectus to financial intermediaries.

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent. You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You may count shares of all Nuveen Mutual Funds that you already own and any Class I or Class C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Reinvestment of Nuveen Defined Portfolio Distributions. You may purchase Class A shares without an up-front sales charge by reinvestment of distributions from any of the various Defined Portfolios sponsored by the Distributor. There is no initial or subsequent minimum investment requirement for such reinvestment purchases. The Distributor is no longer sponsoring new Defined Portfolios.

Also, investors will be able to buy Class A shares at net asset value by using the termination/maturity proceeds from Nuveen Defined Portfolios. You must provide the Distributor appropriate documentation that the Defined Portfolio termination/maturity occurred not more than 90 days prior to reinvestment.

Elimination of Sales Charge on Class A Shares. Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	trustees and former trustees of the Nuveen Funds;

•

full-time and retired employees of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by the Funds. You or your financial advisor must notify the Distributor or your Fund’s transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class B Shares

The Funds will only issue Class B shares (i) upon the exchange of Class B shares from another Nuveen Mutual Fund and (ii) for purposes of dividend reinvestment. Class B shares are not available for new accounts or for additional investment into existing accounts.

You may be subject to a Contingent Deferred Sales Charge (“CDSC”) if you redeem your Class B shares prior to the end of the sixth year after purchase. See “Reduction or Elimination of Contingent Deferred Sales Charge” below.

Class B shares acquired through the reinvestment of dividends are not subject to a CDSC. Any CDSC will be imposed on the lower of the redeemed shares’ cost or net asset value at the time of redemption.

Class B shares will automatically convert to Class A shares eight years after purchase. The purpose of the conversion is to limit the distribution fees you pay over the life of your investment. All conversions will be done at net asset value without the imposition of any sales load, fee, or other charge, so that the value of each shareholder’s account immediately before conversion will be the same as the value of the account immediately after conversion. Class B shares acquired through reinvestment of distributions will convert into Class A shares based on the date of the initial purchase to which such shares relate. For this purpose, Class B shares acquired through reinvestment of distributions will be attributed to particular purchases of Class B shares in accordance with such procedures as the Board of Trustees may determine from time to time. Class B shares that are converted to Class A shares will remain subject to an annual service fee that is identical in amount for both Class B shares and Class A shares. Since net asset value per share of the Class B shares and the Class A shares may differ at the time of conversion, a shareholder may receive more or fewer Class A shares than the number of Class B shares converted. Any conversion of Class B shares into Class A shares will be subject to the continuing availability of an opinion of counsel or a private letter ruling from the Internal Revenue Service to the effect that the conversion of shares would not constitute a taxable event under federal income tax law. Conversion of Class B shares into Class A shares might be suspended if such an opinion or ruling were no longer available.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.55% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.20% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 0.75% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.55% plus an advance on the first year’s annual service fee of 0.20%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval. Class C shares do not convert.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 18 months of purchase. In the case of Class B shares redeemed within six years of purchase, a CDSC is imposed, beginning at 5% for redemptions within the first year, declining to 4% for redemptions within years two and three, and declining by 1% each year thereafter until disappearing after the sixth year. Class C shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Trustees has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class B or Class C shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; (xi) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (xii) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•

trustees/directors and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-in-law and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members;

•	full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members; and

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund.

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares. In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class A shares.

Shareholder Programs

Exchange Privilege

Nuveen Mutual Funds currently utilize two transfer agents. Until November 30, 2011, if you hold your shares directly with a Fund, you may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530, or by calling Nuveen Investor Services toll free at (800) 257-8787. If your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

Effective December 1, 2011, you may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you will continue to be able to exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 8530, Boston, Massachusetts 02266-8530 or by calling Nuveen Investor Services toll free at (800) 257-8787.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A or Class C shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. The reinstatement privilege for Class B shares is no longer available. Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the New York Stock Exchange is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities) although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

General Matters

The Funds have authorized one or more brokers to accept on their behalf purchase and redemption orders. Such brokers are authorized to designate other intermediaries to accept purchase and redemption orders on the Funds’ behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee accepts the order. Customer orders received by such broker (or their designee) will be priced at the Funds’ net asset value next computed after they are accepted by an authorized broker (or their designee). Orders accepted by an authorized broker (or their designee) before the close of regular trading on the NYSE will receive that day’s share price; orders accepted after the close of trading will receive the next business day’s share price.

If you choose to invest in a Fund, an account will be opened and maintained for you by Boston Financial Data Services (“BFDS”), the Funds’ shareholder services agent. Shares will be registered in the name of the investor or the investor’s financial advisor. A change in registration or transfer of shares held in the name of a financial advisor may only be made by an order in good standing form from the financial advisor acting on the investor’s behalf. Each Fund reserves the right to reject any purchase order and to waive or increase minimum investment requirements.

The Funds do not issue share certificates. For certificated shares previously issued, a fee of 1% of the current market value will be charged if the certificate is lost, stolen or destroyed. The fee is paid to Seaboard Surety Company for insurance of the lost, stolen or destroyed certificate.

Distribution Arrangements

The Distributor serves as the principal underwriter of the shares of the Funds pursuant to a “best efforts” arrangement as provided by a distribution agreement with the Trust (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Trust appointed the Distributor to be its agent for the distribution of the Funds’ shares on a continuous offering basis. The Distributor sells shares to or through brokers, dealers, banks or other qualified financial intermediaries (collectively referred to as “Dealers”), or others, in a manner consistent with the then effective registration statement of the Trust. Pursuant to the Distribution Agreement, the Distributor, at its own expense, finances certain activities incident to the sale and distribution of the Funds’ shares, including printing and distributing of prospectuses and statements of additional information to other than existing shareholders, the printing and distributing of sales literature, advertising and payment of compensation and giving of concessions to Dealers.

The Distributor receives for its services the excess, if any, of the sales price of a Fund’s shares less the net asset value of those shares, and reallows a majority or all of such amounts to the Dealers who sold the shares, the Distributor may also act as a Dealer. The Distributor also receives distribution fees pursuant to a distribution plan adopted by the Trust pursuant to Rule 12b-1 and described herein under “Distribution and Service Plans.” The Distributor also receives any CDSCs imposed on redemptions of shares, but any amounts as to which a reinstatement privilege is not exercised are set off against and reduce amounts otherwise payable to the Distributor pursuant to the distribution plan.

The following table sets forth the aggregate amounts of underwriting commissions with respect to the sale of Fund shares and the amount thereof retained by the Distributor for each of the Funds for the specified periods. All figures are to the nearest thousand.

	Fiscal Year Ended May 31, 2009			Fiscal Year Ended May 31, 2010			Fiscal Year Ended May 31, 2011
Fund	Amount of Underwriting Commissions	Amount Retained By the Distributor	Amount of Compensation on Redemptions and Repurchases	Amount of Underwriting Commissions	Amount Retained By the Distributor	Amount of Compensation on Redemptions and Repurchases	Amount of Underwriting Commissions	Amount Retained By the Distributor	Amount of Compensation on Redemptions and Repurchases
Nuveen Arizona Municipal Bond Fund	$84	$10	$2	$53	$7	$2	$71	$10	$2
Nuveen Colorado Municipal Bond Fund	28	5	5	55	8	2	50	7	5
Nuveen Maryland Municipal Bond Fund	135	21	14	167	19	8	116	13	6
Nuveen Municipal Bond Fund 2	65	8	22	60	9	9	39	5	3
Nuveen New Mexico Municipal Bond Fund	90	11	3	149	18	—	95	14	6
Nuveen Pennsylvania Municipal Bond Fund	82	11	17	189	22	18	98	12	5
Nuveen Virginia Municipal Bond Fund	238	34	26	279	40	28	302	32	23

Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this Statement of Additional Information, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Adviser) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan’s sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Certain third parties, affiliates of the Adviser and employees of the Adviser or its affiliates may receive cash compensation from the Adviser and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Such compensation may vary by product and by Intermediary. Total compensation of employees of the Adviser and its affiliates with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds, and such employees may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of September 9, 2011:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

Ascensus (formerly BISYS Retirement Services, Inc.)

Banc of America Investment Services, Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc./Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC/National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC/ING Investment Advisors, LLC (formerly CitiStreet LLC/CitiStreet Advisors LLC)

ING Life Insurance and Annuity Company/ING Institutional Plan Services LLC

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC/AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated/Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Princeton Retirement Group/GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC/Prudential Investments LLC

Raymond James & Associates/Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc./T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company/International Clearing Trust Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

U.S. Bank, N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since September 9, 2011 are not reflected in the list.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, the portfolio holdings information is posted monthly approximately five business days after the end of the month as of which the information is current. Additionally, the Funds publish on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or sub-adviser, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent directors (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the Adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Adviser and/or sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Directors on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Altrinsic Global Advisors, Inc.

Barclays Capital, Inc.

Barra

Bloomberg

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Cantor Fitzgerald & Co.

Chapman and Cutler LLP

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

First Clearing, LLC

Forbes

Glass, Lewis & Co.

Goldman Sachs & Co.

Hansberger Global Investors, LLC

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

The Investment Company Institute

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Nuveen Asset Management, LLC

Nuveen Fund Advisors, Inc.

Pershing, LLC

PricewaterhouseCoopers

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

RMG

R.R. Donnelley Financial

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

Societe Generale, New York Branch

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank, N.A.

Value Line

Vestek Systems, Inc.

Vickers

Wells Fargo Securities, LLC

DISTRIBUTION AND SERVICE PLANS

The Funds have adopted a plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act, pursuant to which Class B and Class C shares are subject to an annual distribution fee and Class A, Class B and Class C shares are subject to an annual service fee. Each Fund may spend up to 0.20% per year of the average daily net assets of Class A shares as a service fee under the Plan as applicable to Class A shares. Each Fund may spend up to 0.75% per year of the average daily net assets of the Class B shares and 0.55% per year of the average daily net assets of Class C shares as a distribution fee and up to 0.20% per year of the average daily net assets of each of the Class B and Class C shares as a service fee under the Plan as applicable to such classes. Class I shares are not subject to either distribution or service fees. Distribution and service fees collectively are referred to herein as “12b-1 fees.”

The distribution fee applicable to Class B and Class C shares under each Fund’s Plan compensates the Distributor for expenses incurred in connection with the distribution of Class B and Class C shares, respectively. These expenses include payments to financial intermediaries, including the Distributor, who are brokers of record with respect to the Class B and Class C shares, as well as, without limitation, expenses of printing and distributing Prospectuses to persons other than shareholders of each Fund, expenses of preparing, printing and distributing advertising and sales literature and reports to shareholders used in connection with the sale of Class B and Class C shares, certain other expenses associated with the distribution of Class B and Class C shares, and any other distribution-related expenses that may be authorized from time to time by the Board of Trustees.

The service fee applicable to Class A, Class B and Class C shares under each Fund’s Plan is used to compensate financial intermediaries in connection with the provision of ongoing account services to shareholders. These services may include establishing and maintaining shareholder accounts, answering shareholder inquiries and providing other personal services to shareholders.

During the fiscal year ended May 31, 2011, the Funds incurred 12b-1 fees pursuant to their respective Plan in the amounts set forth in the table below. For this period, substantially all of the 12b-1 service fees on Class A shares were paid out as compensation to financial intermediaries for providing services to shareholders relating to their investments. To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B shares during the first year following a purchase, all 12b-1 distribution fees on Class B shares, and all 12b-1 fees on Class C shares during the first year following a purchase are retained by the Distributor. After the first year following a purchase, 12b-1 service fees on Class B shares and 12b-1 fees on Class C shares are paid to financial intermediaries.

12b-1 Fees Incurred by Each Fund for the Fiscal Year Ended May 31, 2011
Nuveen Arizona Municipal Bond Fund:
Class A	$85,963
Class B	6,102
Class C	56,301
Nuveen Colorado Municipal Bond Fund:
Class A	$59,465
Class B	5,459
Class C	65,703
Nuveen Maryland Municipal Bond Fund:
Class A	$150,998
Class B	27,106
Class C	266,641
Nuveen Municipal Bond Fund 2:
Class A	$208,688
Class B	28,908
Class C	125,558
Nuveen New Mexico Municipal Bond Fund:
Class A	$106,777
Class B	12,510
Class C	131,813
Nuveen Pennsylvania Municipal Bond Fund:
Class A	$183,039
Class B	28,219
Class C	300,922
Nuveen Virginia Municipal Bond Fund:
Class A	$353,341
Class B	49,188
Class C	368,632

Under each Fund’s Plan, the Fund will report quarterly to the Board of Trustees for its review all amounts expended per class of shares under the Plan. The Plan may be terminated at any time with respect to any class of shares, without the payment of any penalty, by a vote of a majority of the independent trustees who have no direct or indirect financial interest in the Plan or by vote of a majority of the outstanding voting securities of such class. The Plan may be renewed from year to year if approved by a vote of the Board of Trustees and a vote of the independent trustees who have no direct or indirect financial interest in the Plan cast in person at a meeting called for the purpose of voting on the Plan. The Plan may be continued only if the trustees who vote to approve such continuance conclude, in the exercise of reasonable business judgment and in light of their fiduciary duties under applicable law, that there is a reasonable likelihood that the Plan will benefit the Fund and its shareholders. The Plan may not be amended to increase materially the cost which a class of shares may bear under the Plan without the approval of the shareholders of the affected class, and any other material amendments of the Plan must be approved by the independent trustees by a vote cast in person at a meeting called for the purpose of considering such amendments. During the continuance of the Plan, the selection and nomination of the independent trustees of the Trust will be committed to the discretion of the independent trustees then in office.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM, CUSTODIAN AND TRANSFER AGENT

PricewaterhouseCoopers LLP (“PwC”), One North Wacker Drive, Chicago, Illinois 60606, independent registered public accounting firm, has been selected as auditors for the Trust. In addition to audit services, PwC provides assistance on accounting, internal control, tax and related matters.

The custodian of the assets of the Funds is State Street Bank & Trust Company, P.O. Box 5043, Boston, Massachusetts 02206-5043. The custodian performs custodial, fund accounting and portfolio accounting services.

The Funds’ transfer, shareholder services, and dividend paying agent is Boston Financial Data Services, P.O. Box 8530, Boston, Massachusetts 02266-8530.

FINANCIAL STATEMENTS

The audited financial statements for each Fund’s most recent fiscal year appear in each Fund’s Annual Report dated May 31, 2011. Each Fund’s Annual Report is incorporated by reference into this Statement of Additional Information and is available without charge by calling (800) 257-8787.

GENERAL TRUST INFORMATION

Each Fund is a series of the Trust. The Trust is an open-end management investment company under the 1940 Act. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Board of Trustees of the Trust is authorized to issue an unlimited number of shares in one or more series, which may be divided into classes of shares. Currently, there are seven series authorized and outstanding, each of which may be generally divided into different classes of shares designated as Class A shares, Class B shares, Class C shares and Class I shares. Each class of shares represents an interest in the same portfolio of investments of a Fund. Each class of shares has equal rights as to voting, redemption, dividends and liquidation, except that each bears different class expenses, including different distribution and service fees, and each has exclusive voting rights with respect to any distribution or service plan applicable to its shares. There are no conversion, preemptive or other subscription rights, except that Class B shares (available in only certain series) automatically convert into Class A shares. The Board of Trustees of the Trust has the right to establish additional series and classes of shares in the future, to change those series or classes and to determine the preferences, voting powers, rights and privileges thereof.

The Trust is not required and does not intend to hold annual meetings of shareholders. Shareholders owning more than 10% of the outstanding shares of a Fund have the right to call a special meeting to remove trustees or for any other purpose.

Under Massachusetts law applicable to Massachusetts business trusts, shareholders of such a trust may, under certain circumstances, be held personally liable as partners for its obligations. However, the Declaration of Trust of the Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust and requires that notice of this disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or the trustees. The Trust’s Declaration of Trust further provides for indemnification out of the assets and property of the Trust for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to circumstances in which both inadequate insurance existed and the Trust or a Fund itself was unable to meet its obligations. The Trust believes the likelihood of the occurrence of these circumstances is remote.

APPENDIX A

RATINGS OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1.	Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2.	Nature of and provisions of the obligation;

3.	Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue rating are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such

A-1

obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus ( – ): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

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SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings

Moody’s assigns ratings to medium-term note (MTN) programs and to individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program. MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program rating if the draw-down is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

In municipal debt issuance, there are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

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MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

A-4

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D	Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or

•	economic terms compared with the existing obligation.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf’’ denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Limitations of the Structured, Project and Public Finance Obligation Rating Scale

Specific limitations relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

A-5

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

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APPENDIX B

DESCRIPTION OF DERIVATIVES AND HEDGING TECHNIQUES

Set forth below is additional information regarding the various Funds’ use of derivatives and hedging techniques, and use of repurchase agreements.

Futures and Index Transactions

Financial Futures. A financial future is an agreement between two parties to buy and sell a security for a set price on a future date. They have been designed by boards of trade that have been designated “contracts markets” by the Commodity Futures Trading Commission (“CFTC”).

The purchase of financial futures is for the purpose of hedging a Fund’s existing or anticipated holdings of long-term debt securities or for otherwise adjusting the investment characteristics of a Fund’s portfolio. When a Fund purchases a financial future, it deposits in cash or securities an “initial margin” of between 1% and 5% of the contract amount. Thereafter, the Fund’s account is either credited or debited on a daily basis in correlation with the fluctuation in price of the underlying future or other requirements imposed by the exchange in order to maintain an orderly market. The Fund must make additional payments to cover debits to its account and has the right to withdraw credits in excess of the liquidity, the Fund may close out its position at any time prior to expiration of the financial future by taking an opposite position. At closing a final determination of debits and credits is made, additional cash is paid by or to the Fund to settle the final determination and the Fund realizes a loss or gain depending on whether on a net basis it made or received such payments.

The sale of financial futures is for the purpose of hedging a Fund’s existing or anticipated holdings of long-term debt securities or for otherwise adjusting the investment characteristics of a Fund’s portfolio. For example, if a Fund owns long-term bonds and interest rates were expected to increase, it might sell financial futures. If interest rates did increase, the value of long-term bonds in the Fund’s portfolio would decline, but the value of the Fund’s financial futures would be expected to increase at approximately the same rate thereby keeping the net asset value of the Fund from declining as much as it otherwise would have.

Among the risks associated with the use of financial futures by the Funds as a hedging device, perhaps the most significant is the imperfect correlation between movements in the price of the financial futures and movements in the price of the debt securities that are the subject of the hedge. Thus, if the price of the financial future moves less or more than the price of the securities that are the subject of the hedge, the hedge will not be fully effective. To compensate for this imperfect correlation, the Fund may enter into financial futures in a greater dollar amount than the dollar amount of the securities being hedged if the historical volatility of the prices of such securities has been greater than the historical volatility of the financial futures. Conversely, the Fund may enter into fewer financial futures if the historical volatility of the price of the securities being hedged is less than the historical volatility of the financial futures.

The market prices of financial futures may also be affected by factors other than interest rates. One of these factors is the possibility that rapid changes in the volume of closing transactions, whether due to volatile markets or movements by speculators, would temporarily distort the normal relationship between the markets in the financial future and the chosen debt securities. In these circumstances as well as in periods of rapid and large price movements. The Fund might find it difficult or impossible to close out a particular transaction.

Options on Financial Futures. The Funds may also purchase or sell put or call options on financial futures that are traded on a U.S. Exchange or board of trade and enter into closing transactions with respect to such options to terminate an existing position. Currently, options can be purchased with respect to financial futures on U.S. Treasury Bonds, U.S. Treasury Notes, and/or Eurodollar futures contracts on The Chicago Board of Trade or the Chicago Mercantile Exchange. The purchase of put options on financial futures is analogous to the purchase or sale of put options by a Fund on its portfolio securities to hedge against the risk of rising or declining interest rates. As with options on debt securities, the holder of an option may terminate his position by buying or selling an option of the same type. There is no guarantee that such closing transactions can be effected.

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Index Contracts

Index Futures. A tax-exempt bond index, which assigns relative values to the tax-exempt bonds included in the index, is traded on the Chicago Board of Trade. The index fluctuates with changes in the market values of all tax-exempt bonds included rather than a single bond. An index future is a bilateral agreement pursuant to which two parties agree to take or make delivery of an amount of cash—rather than any security—equal to specified dollar amount times the difference between the index value at the close of the last trading day of the contract and the price at which the index future was originally written. Thus, an index future is similar to traditional financial futures except that settlement is made in cash.

Index Options. The Funds may also purchase or sell put or call options on U.S. Government or tax-exempt bond index futures and enter into closing transactions with respect to such options to terminate an existing position. Options on index futures are similar to options on debt instruments except that an option on an index future gives the purchaser the right, in return for the premium paid, to assume a position in an index contract rather than an underlying security at a specified exercise price at any time during the period of the option. Upon exercise of the option, the delivery of the futures position by the writer of the option to the holder of the option will be accompanied by delivery of the accumulated balance of the writer’s futures margin account which represents the amount by which the market price of the index futures contract, at exercise, is less than the exercise price of the option on the index future.

Bond index futures and options transactions would be subject to risks similar to transactions in financial futures and options thereon as described above. No series will enter into transactions in index or financial futures or related options unless and until, in Nuveen Asset Management, LLC’s opinion, the market for such instruments has developed sufficiently.

Repurchase Agreements

A Fund may invest temporarily up to 5% of its assets in repurchase agreements, which are agreements pursuant to which securities are acquired by the Fund from a third party with the understanding that they will be repurchased by the seller at a fixed price on an agreed date. These agreements may be made with respect to any of the portfolio securities in which the Fund is authorized to invest. Repurchase agreements may be characterized as loans secured by the underlying securities. The Fund may enter into repurchase agreements with (i) member banks of the Federal Reserve System having total assets in excess of $500 million and (ii) securities dealers, provided that such banks or dealers meet the creditworthiness standards established by the Fund’s board of trustees (“Qualified Institutions”). Nuveen Asset Management, LLC will monitor the continued creditworthiness of Qualified Institutions, subject to the oversight of the Fund’s board of trustees.

The use of repurchase agreements involves certain risks. For example, if the seller of securities under a repurchase agreement defaults on its obligation to repurchase the underlying securities, as a result of its bankruptcy or otherwise, the Fund will seek to dispose of such securities, which action could involve costs or delays. If the seller becomes insolvent and subject to liquidation or reorganization under applicable bankruptcy or other laws, the Fund’s ability to dispose of the underlying securities may be restricted. Finally, it is possible that the Fund may not be able to substantiate its interest in the underlying securities. To minimize this risk, the securities underlying the repurchase agreement will be held by the custodian at all times in an amount at least equal to the repurchase price, including accrued interest. If the seller fails to repurchase the securities, the Fund may suffer a loss to the extent proceeds from the sale of the underlying securities are less than the repurchase price.

The resale price reflects the purchase price plus an agreed upon market rate of interest that is unrelated to the coupon rate or date of maturity of the purchased security. The collateral is marked to market daily. Such agreements permit the Fund to keep all its assets earning interest while retaining “overnight” flexibility in pursuit of investments of a longer-term nature.

Swap Agreements

Swap agreements are two-party contracts entered into primarily by institutional investors for periods ranging from a few weeks to several years. In a standard swap transaction, two parties agree

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to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments. The gross returns to be exchanged or swapped between the parties are calculated with respect to a notional amount (the amount or value of the underlying asset used in computing the particular interest rate, return, or other amount to be exchanged) in a particular foreign currency, or in a basket of securities representing a particular index. Swap agreements may include (i) interest rate caps, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate or cap; (ii) interest rate floors, under which, in return for a premium, one party agrees to make payments to the other to the extent that interest rates fall below a specified level or floor; and (iii) interest rate collars, under which a party sells a cap and purchases a floor, or vice versa, in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels or collar amounts.

A Fund may enter into interest rate, credit default, securities index, commodity, or security and currency exchange rate swap agreements for any purpose consistent with the Fund’s investment objective, such as for the purpose of attempting to obtain, enhance, or preserve a particular desired return or spread at a lower cost to the Fund than if the Fund had invested directly in an instrument that yielded that desired return or spread. The Fund also may enter into swaps in order to protect against an increase in the price of, or the currency exchange rate applicable to, securities that the Fund anticipates purchasing at a later date.

Whether the Fund’s use of swap agreements will be successful in furthering its investment objective will depend, in part, on the ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments and the changes in the future values, indices, or rates covered by the swap agreement. Swap agreements may be considered to be illiquid. Moreover, the Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. The Fund will enter swap agreements only with counterparties that the Adviser reasonably believes are capable of performing under the swap agreements. If there is a default by the other party to such a transaction, the Fund will have to rely on its contractual remedies (which may be limited by bankruptcy, insolvency or similar laws) pursuant to the agreements related to the transaction. Certain restrictions imposed on the Fund by the Internal Revenue Code of 1986 may limit the Fund’s ability to use swap agreements. The swap market is largely unregulated.

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MAI-MS1-0911P

NUVEEN SHORT TERM MUNICIPAL BOND FUND

NUVEEN INTERMEDIATE TAX FREE FUND

NUVEEN TAX FREE FUND

SUPPLEMENT DATED SEPTEMBER 26, 2011

TO THE STATEMENT OF ADDITIONAL INFORMATION DATED AUGUST 31, 2011

1.	Effective December 1, 2011, the first paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” is hereby deleted in its entirety and replaced with the following two paragraphs:

Nuveen Mutual Funds currently utilize two transfer agents. You may exchange fund shares into an identically registered account for the same class of another Nuveen Mutual Fund available in your state provided that the funds have the same transfer agent. Exchanges between funds with different transfer agents are not allowed. Your exchange must meet the minimum purchase requirements of the fund into which you are exchanging. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information.

If you hold your shares directly with the Fund, you may exchange your shares by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling Nuveen Investor Services toll free at (800) 257-8787.

2.	Effective December 1, 2011, the third paragraph of the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Exchange Privilege” is hereby deleted in its entirety and replaced with the following paragraph:

For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

3.	Effective October 1, 2011, the following sentence is hereby inserted after the second sentence of the section “Purchase and Redemption of Fund Shares—Class A Shares”:

Nuveen Mutual Funds currently utilize two transfer agents and the ability to use the methods described below to reduce your sales charge is limited to aggregating values or purchases of funds that have the same transfer agent.

4.	Effective October 1, 2011, the following two sentences are hereby inserted after the second sentence in the section “Purchase and Redemption of Fund Shares—Shareholder Programs—Reinstatement Privilege”:

Nuveen Mutual Funds currently utilize two transfer agents. The reinstatement privilege is limited to reinvestment in a fund which has the same transfer agent as the fund from which you redeemed.

PLEASE KEEP THIS WITH YOUR

FUND’S STATEMENT OF ADDITIONAL INFORMATION

FOR FUTURE REFERENCE

MGN-SITSAI-0911P

August 31, 2011

NUVEEN INVESTMENT FUNDS, INC.

STATEMENT OF ADDITIONAL INFORMATION

Nuveen Municipal Bond Funds

Nuveen Intermediate Tax Free Fund

Share Classes/Ticker Symbols: Class A—FAMBX, Class C1—FMBCX, Class I—FMBIX

Nuveen Short Term Municipal Bond Fund

Share Classes/Ticker Symbols: Class A—FSHAX, Class C—NSVCX, Class I—FSHYX

Nuveen Tax Free Fund

Share Classes/Ticker Symbols: Class A—FJNTX, Class C1—FJCTX, Class I—FYNTX

This Statement of Additional Information relates to the Class A, Class C, Class C1 and Class I shares, as applicable, of the funds named above (each individually a “Fund,” and collectively the “Funds”), each of which is a series of Nuveen Investment Funds, Inc. (“NIF”). This Statement of Additional Information is not a prospectus, but should be read in conjunction with the current Prospectus dated August 31, 2011. The financial statements included as part of the Funds’ Annual Reports to shareholders for the fiscal period ended April 30, 2011 and the financial statements included as part of the Funds’ Semi-Annual Reports to shareholders for the fiscal period ended December 31, 2010 for all Funds are incorporated by reference into this Statement of Additional Information. This Statement of Additional Information is incorporated into the Funds’ Prospectus by reference. To obtain copies of the Prospectus or the Funds’ Annual Report(s) or Semi-Annual Report(s) at no charge, write the applicable Fund, c/o Nuveen Investor Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701, or call (800) 257-8787. You can also find the Funds’ Prospectus, Statement of Additional Information, and Annual Reports online at www.nuveen.com. Please retain this Statement of Additional Information for future reference.

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GENERAL INFORMATION

Nuveen Investment Funds, Inc. was incorporated in the State of Maryland on August 20, 1987 under the name “SECURAL Mutual Funds, Inc.” The Board of Directors and shareholders, at meetings held January 10, 1991, and April 2, 1991, respectively, approved amendments to the Articles of Incorporation providing that the name “SECURAL Mutual Funds, Inc.” be changed to “First American Investment Funds, Inc.” At a meeting held February 27, 2011, the Board of Directors approved the name “First American Investment Funds, Inc.” be changed to “Nuveen Investment Funds, Inc.” Short Term Municipal Bond Fund was formerly named Nuveen Short Tax Free Fund.

NIF is organized as a series fund and currently issues its shares in 37 series. Each series of shares represents a separate investment portfolio with its own investment objective and policies (in essence, a separate mutual fund). The series of NIF to which this Statement of Additional Information (“SAI”) relates are named on the cover. Also, when a specific Fund is discussed herein, the word “Nuveen” is dropped from the beginning of its name.

The Funds are diversified open-end management investment companies. The Funds were formerly advised by FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”). On December 31, 2010, pursuant to an agreement among U.S. Bank, FAF, Nuveen Investments, Inc. (“Nuveen Investments”) and certain Nuveen affiliates, Nuveen Fund Advisors, Inc., (the “Adviser” or “Nuveen Fund Advisors”) acquired a portion of the asset management business of FAF and was selected as the investment adviser of the Funds (the “Transaction”).

Shareholders may purchase shares of each Fund through two separate classes, Class A and Class I, and may purchase Class C shares of Short Term Municipal Bond Fund. Intermediate Tax Free Fund and Tax Free Fund have Class C1 shares, which are not available for new accounts or for additional investment into existing accounts, but can be issued for purposes of dividend reinvestment. The different share classes provide for variations in distribution costs, shareholder servicing fees, voting rights and dividends. To the extent permitted by the Investment Company Act of 1940, as amended (“1940 Act”), the Funds may also provide for variations in other costs among the classes. In addition, a sales load is imposed on the sale of Class A, Class C and Class C1 shares of the Funds. Except for the foregoing differences among the classes pertaining to costs and fees, each share of each Fund represents an equal proportionate interest in that Fund.

The Articles of Incorporation and Bylaws of NIF provide that meetings of shareholders be held as determined by the Board of Directors and as required by the 1940 Act. Maryland corporation law requires a meeting of shareholders to be held upon the written request of shareholders holding 10% or more of the voting shares of NIF, with the cost of preparing and mailing the notice of such meeting payable by the requesting shareholders. The 1940 Act requires a shareholder vote for, among other things, all amendments to fundamental investment policies and restrictions, for approval of investment advisory contracts and amendments thereto, and for amendments to Rule 12b-1 distribution plans.

ADDITIONAL INFORMATION CONCERNING FUND INVESTMENTS

The principal investment strategies of each Fund are set forth in the Funds’ Prospectus. Additional information concerning principal investment strategies of the Funds, and other investment strategies that may be used by the Funds, is set forth below. The Funds have attempted to identify investment strategies that will be employed in pursuing each Fund’s investment objective. Additional information concerning the Funds’ investment restrictions is set forth below under “Investment Restrictions.”

If a percentage limitation on investments by a Fund stated in this SAI or the Prospectus is adhered to at the time of an investment, a later increase or decrease in percentage resulting from changes in asset value will not be deemed to violate the limitation except in the case of the limitations on borrowing. A Fund, which is limited to investing in securities with specified ratings or of a certain credit quality, is not required to sell a security if its rating is reduced or its credit quality declines after

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purchase, but may consider doing so. Descriptions of the rating categories of Standard & Poor’s Ratings Services, a division of The McGraw-Hill Companies, Inc. (“Standard & Poor’s”), Fitch, Inc. (“Fitch”) and Moody’s Investors Service, Inc. (“Moody’s”) are contained in Appendix A.

References in this section to the Adviser also apply, to the extent applicable, to the sub-adviser of the Funds.

Asset Coverage Requirements

To the extent required by Securities and Exchange Commission (“SEC”) guidelines, a Fund will only engage in transactions that expose it to an obligation to another party if it owns either (a) an offsetting position for the same type of financial asset, or (b) cash or liquid securities, designated on the Fund’s books or held in a segregated account, with a value sufficient at all times to cover its potential obligations not covered as provided in (a). Examples of transactions governed by these asset coverage requirements include, for example, options written by the Funds, futures contracts and options on futures contracts, forward currency contracts, swaps and when-issued and delayed delivery transactions. Assets used as offsetting positions, designated on a Fund’s books, or held in a segregated account cannot be sold while the positions requiring cover are open unless replaced with other appropriate assets. As a result, the commitment of a large portion of assets to be used as offsetting positions or to be designated or segregated in such a manner could impede portfolio management or the ability to meet redemption requests or other current obligations.

Corporate Debt Securities

The Funds may invest in corporate debt securities only to the extent described below under “—Temporary Taxable Investments.” Corporate debt securities are fully taxable debt obligations issued by corporations. These securities fund capital improvements, expansions, debt refinancing or acquisitions that require more capital than would ordinarily be available from a single lender. Investors in corporate debt securities lend money to the issuing corporation in exchange for interest payments and repayment of the principal at a set maturity date. Rates on corporate debt securities are set according to prevailing interest rates at the time of the issue, the credit rating of the issuer, the length of the maturity and other terms of the security, such as a call feature. Corporate debt securities are subject to the risk of an issuer's inability to meet principal and interest payments on the obligations and may also be subject to price volatility due to such factors as market interest rates, market perception of the creditworthiness of the issuer and general market liquidity. In addition, corporate restructurings, such as mergers, leveraged buyouts, takeovers or similar corporate transactions are often financed by an increase in a corporate issuer's debt securities. As a result of the added debt burden, the credit quality and market value of an issuer's existing debt securities may decline significantly.

Debt Obligations Rated Less Than Investment Grade

The Funds may invest in both investment grade and non-investment grade debt obligations as principal investment strategies. Debt obligations rated less than “investment grade” are sometimes referred to as “high yield securities” or “junk bonds.” To be consistent with the ratings methodology used by Barclays, the provider of the benchmarks of the Funds, a debt obligation is considered to be rated “investment grade” if two of Moody’s, Standard & Poor’s and Fitch rate the security investment-grade (i.e. at least Baa, BBB and BBB, respectively). If ratings are provided by only two of those rating agencies, the more conservative rating is used to determine whether the security is investment-grade. If only one of those rating agencies provides a rating, that rating is used. The Funds may invest in non-investment grade debt obligations rated at least B by two of Standard & Poor’s, Moody’s and Fitch, unless only one of those rating agencies rates the security, in which case that rating must be at least B, or in unrated securities determined to be of comparable quality by the Adviser.

Yields on non-investment grade debt obligations will fluctuate over time. The prices of such obligations have been found to be less sensitive to interest rate changes than higher rated obligations, but more sensitive to adverse economic changes or individual corporate developments. Also, during an economic downturn or period of rising interest rates, highly leveraged issuers may experience financial stress which could adversely affect their ability to service principal and interest payment obligations, to meet projected business goals, and to obtain additional financing. In

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addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of non-investment grade debt obligations. If the issuer of a security held by a Fund defaulted, the Fund might incur additional expenses to seek recovery.

In addition, the secondary trading market for non-investment grade debt obligations may be less developed than the market for investment grade obligations. This may make it more difficult for a Fund to value and dispose of such obligations. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of non-investment grade obligations, especially in a thin secondary trading market.

Certain risks also are associated with the use of credit ratings as a method for evaluating non-investment grade debt obligations. For example, credit ratings evaluate the safety of principal and interest payments, not the market value risk of such obligations. In addition, credit rating agencies may not timely change credit ratings to reflect current events. Thus, the success of a Fund’s use of non-investment grade debt obligations may be more dependent on the Adviser’s own credit analysis than is the case with investment grade obligations.

Derivatives

Each Fund may use derivative instruments as a principal investment strategy, as described below. Generally, a derivative is a financial contract the value of which depends upon, or is derived from, the value of an underlying asset, reference rate or index. Derivatives generally take the form of contracts under which the parties agree to payments between them based upon the performance of a wide variety of underlying references, such as stocks, bonds, loans, commodities, interest rates, currency exchange rates, and various domestic and foreign indices. Derivative instruments that some or all of the Funds may use include options contracts, futures contracts, options on futures contracts, forward currency contracts and swap transactions, all of which are described in more detail below.

The Funds may use derivatives for a variety of reasons, including as a substitute for investing directly in securities and currencies, as an alternative to selling a security short, as part of a hedging strategy (that is, for the purpose of reducing risk to a Fund), to manage the effective duration of a Fund’s portfolio, or for other purposes related to the management of the Funds. Derivatives permit a Fund to increase or decrease the level of risk, or change the character of the risk, to which its portfolio is exposed in much the same way as the Fund can increase or decrease the level of risk, or change the character of the risk, of its portfolio by making investments in specific securities. However, derivatives may entail investment exposures that are greater than their cost would suggest. As a result, a small investment in derivatives could have a large impact on a Fund’s performance.

Derivatives can be volatile and involve various types and degrees of risk, depending upon the characteristics of the particular derivative and the portfolio as a whole. If a Fund invests in derivatives at inopportune times or judges market conditions incorrectly, such investments may lower the Fund’s return or result in a loss. A Fund also could experience losses or limit its gains if the performance of its derivatives is poorly correlated with the underlying instruments or the Fund’s other investments, or if the Fund is unable to liquidate its position because of an illiquid secondary market. The market for derivatives is, or suddenly can become, illiquid. Changes in liquidity may result in significant, rapid and unpredictable changes in the prices for derivatives.

While transactions in some derivatives may be effected on established exchanges, many other derivatives are privately negotiated and entered into in the over-the-counter market with a single counterparty. When exchange-traded derivatives are purchased and sold, a clearing agency associated with the exchange stands between each buyer and seller and effectively guarantees performance of each contract, either on a limited basis through a guaranty fund or to the full extent of the clearing agency’s balance sheet. Transactions in over-the-counter derivatives have no such protection. Each party to an over-the-counter derivative bears the risk that its direct counterparty will default. In addition, over-the-counter derivatives may be less liquid than exchange-traded derivatives since the other party to the transaction may be the only investor with sufficient understanding of the derivative to be interested in bidding for it.

Derivatives generally involve leverage in the sense that the investment exposure created by the derivative is significantly greater than the Fund’s initial investment in the derivative. As discussed

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above under “—Asset Coverage Requirements,” a Fund may be required to segregate permissible liquid assets, or engage in other permitted measures, to “cover” the Fund’s obligations relating to its transactions in derivatives. For example, in the case of futures contracts or forward contracts that are not contractually required to cash settle, a Fund must set aside liquid assets equal to such contracts’ full notional value (generally, the total numerical value of the asset underlying a future or forward contract at the time of valuation) while the positions are open. With respect to futures contracts or forward contracts that are contractually required to cash settle, however, a Fund is permitted to set aside liquid assets in an amount equal to the Fund’s daily mark-to-market net obligation (i.e., the Fund’s daily net liability) under the contracts, if any, rather than such contracts’ full notional value. By setting aside assets equal to only its net obligations under cash-settled futures and forward contracts, the Fund may employ leverage to a greater extent than if the Fund were required to segregate assets equal to the full notional value of such contracts.

Derivatives also may involve other types of leverage. For example, an instrument linked to the value of a securities index may return income calculated as a multiple of the price movement of the underlying index. This leverage will increase the volatility of these derivatives since they may increase or decrease in value more quickly than the underlying instruments.

The particular derivative instruments the Funds can use are described below. A Fund’s portfolio manager may decide not to employ some or all of these instruments, and there is no assurance that any derivatives strategy used by a Fund will succeed. The Funds may employ new derivative instruments and strategies when they are developed, if those investment methods are consistent with the particular Fund’s investment objective and are permissible under applicable regulations governing the Fund.

Futures and Options on Futures

The Funds may engage in futures transactions as a principal investment strategy. The Funds may buy and sell futures contracts that relate to: (1) interest rates, (2) debt securities, (3) bond indices, (4) commodities, (5) stock indices, and (6) individual stocks. The Funds also may buy and write options on the futures contracts in which they may invest (“futures options”) and may write straddles, which consist of a call and a put option on the same futures contract. The Funds will only write options and straddles which are “covered.” This means that, when writing a call option, a Fund must either segregate liquid assets with a value equal to the fluctuating market value of the optioned futures contract, or the Fund must own an option to purchase the same futures contract having an exercise price that is (i) equal to or less than the exercise price of the call written, or (ii) greater than the exercise price of the call written, provided the difference is maintained by the Fund in segregated liquid assets. When writing a put option, a Fund must segregate liquid assets in an amount not less than the exercise price, or own a put option on the same futures contract where the exercise price of the put held is (i) equal to or greater than the exercise price of the put written, or (ii) less than the exercise price of the put written, provided the difference is maintained by the Fund in segregated liquid assets. A straddle will be covered when sufficient assets are deposited to meet the Fund’s immediate obligations. A Fund may use the same liquid assets to cover both the call and put options in a straddle where the exercise price of the call and put are the same, or the exercise price of the call is higher than that of the put. In such cases, the Fund will also segregate liquid assets equivalent to the amount, if any, by which the put is “in the money.” The Funds may only enter into futures contracts and futures options which are standardized and traded on a U.S. or foreign exchange, board of trade or similar entity, or quoted on an automated quotation system.

A futures contract is an agreement between two parties to buy and sell a security, index, interest rate, currency or commodity (each a “financial instrument”) for a set price on a future date. Certain futures contracts, such as futures contracts relating to individual securities, call for making or taking delivery of the underlying financial instrument. However, these contracts generally are closed out before delivery by entering into an offsetting purchase or sale of a matching futures contract (same exchange, underlying financial instrument, and delivery month). Other futures contracts, such as futures contracts on interest rates and indices, do not call for making or taking delivery of the underlying financial instrument, but rather are agreements pursuant to which two parties agree to take or make delivery of an amount of cash equal to the difference between the value of the financial

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instrument at the close of the last trading day of the contract and the price at which the contract was originally written. These contracts also may be settled by entering into an offsetting futures contract.

Unlike when a Fund purchases or sells a security, no price is paid or received by a Fund upon the purchase or sale of a futures contract. Initially, a Fund will be required to deposit with the futures broker, known as a futures commission merchant (“FCM”), an amount of cash or securities equal to a varying specified percentage of the contract amount. This amount is known as initial margin. The margin deposit is intended to ensure completion of the contract. Minimum initial margin requirements are established by the futures exchanges and may be revised. In addition, FCMs may establish margin deposit requirements that are higher than the exchange minimums. Cash held in the margin account generally is not income producing. However, coupon-bearing securities, such as Treasury securities, held in margin accounts generally will earn income. Subsequent payments to and from the FCM, called variation margin, will be made on a daily basis as the price of the underlying financial instrument fluctuates, making the futures contract more or less valuable, a process known as marking the contract to market. Changes in variation margin are recorded by a Fund as unrealized gains or losses. At any time prior to expiration of the futures contract, a Fund may elect to close the position by taking an opposite position that will operate to terminate its position in the futures contract. A final determination of variation margin is then made, additional cash is required to be paid by or released to the Fund, and the Fund realizes a gain or loss. In the event of the bankruptcy or insolvency of an FCM that holds margin on behalf of a Fund, the Fund may be entitled to the return of margin owed to it only in proportion to the amount received by the FCM’s other customers, potentially resulting in losses to the Fund. Futures transactions also involve brokerage costs and the Fund may have to segregate additional liquid assets in accordance with applicable SEC requirements. See “—Asset Coverage Requirements” above.

A futures option gives the purchaser of such option the right, in return for the premium paid, to assume a long position (call) or short position (put) in a futures contract at a specified exercise price at any time during the period of the option. Upon exercise of a call option, the purchaser acquires a long position in the futures contract and the writer is assigned the opposite short position. Upon the exercise of a put option, the opposite is true. Futures options possess many of the same characteristics as options on securities, currencies and indices (discussed below under “—Options Transactions”).

Limitations on the Use of Futures and Futures Options. The Commodities Futures Trading Commission has eliminated limitations on futures trading by certain regulated entities including registered investment companies. Consequently, registered investment companies may engage in unlimited futures transactions and options thereon provided they have claimed an exclusion from regulation as a commodity pool operator. NIF, on behalf of each of its series, has claimed such an exclusion. Thus, each Fund may use futures contracts and options thereon to the extent consistent with its investment objective. The requirements for qualification as a regulated investment company may limit the extent to which a Fund may enter into futures transactions. See “Taxation.”

Risks Associated with Futures and Futures Options. There are risks associated with the use of futures contracts and futures options. A purchase or sale of a futures contract may result in a loss in excess of the amount invested in the futures contract.

If futures are used for hedging purposes, there can be no guarantee that there will be a correlation between price movements in the futures contract and in the underlying financial instruments that are being hedged. This could result from differences between the financial instruments being hedged and the financial instruments underlying the standard contracts available for trading (e.g., differences in interest rate levels, maturities and the creditworthiness of issuers). In addition, price movements of futures contracts may not correlate perfectly with price movements of the financial instruments underlying the futures contracts due to certain market distortions.

Successful use of futures by the Funds also is subject to the Adviser’s ability to predict correctly movements in the direction of the relevant market. For example, if a Fund uses futures to hedge against the possibility of a decline in the market value of securities held in its portfolio and the prices of such securities increase instead, the Fund will lose part or all of the benefit of the increased value of the securities which it has hedged because it will have offsetting losses in its futures positions.

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Furthermore, if in such circumstances the Fund has insufficient cash, it may have to sell securities to meet daily variation margin requirements. The Fund may have to sell such securities at a time when it may be disadvantageous to do so.

There can be no assurance that a liquid market will exist at a time when a Fund seeks to close out a futures or a futures option position, and the Fund would remain obligated to meet margin requirements until the position is closed. Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day’s settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit. The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

Additional Risks Associated with Commodity Futures Contracts. There are several additional risks associated with transactions in commodity futures contracts.

Storage. Unlike the financial futures markets, in the commodity futures markets there are costs of physical storage associated with purchasing the underlying commodity. The price of the commodity futures contract will reflect the storage costs of purchasing the physical commodity, including the time value of money invested in the physical commodity. To the extent that the storage costs for an underlying commodity change while the Fund is invested in futures contracts on that commodity, the value of the futures contract may change proportionately.

Reinvestment. In the commodity futures markets, producers of the underlying commodity may decide to hedge the price risk of selling the commodity by selling futures contracts today to lock in the price of the commodity at the time of delivery. In order to induce speculators to purchase the other side of the same futures contract, the commodity producer generally must sell the futures contract at a lower price than the expected future spot price. Conversely, if most hedgers in the futures market are purchasing futures contracts to hedge against a rise in prices, then speculators will only sell the other side of the futures contract at a higher futures price than the expected future spot price of the commodity. The changing nature of the hedgers and speculators in the commodity markets will influence whether futures prices are above or below the expected future spot price. If the nature of hedgers and speculators in futures markets has shifted when it is time for the Fund to reinvest the proceeds of a maturing contract in a new futures contract, the Fund might reinvest at higher or lower futures prices, or choose to pursue other investments.

Other Economic Factors. The commodities which underlie commodity futures contracts may be subject to additional economic and non-economic variables, such as drought, floods, weather, livestock disease, embargoes, tariffs, and international economic, political and regulatory developments. These factors may have a larger impact on commodity prices and commodity-linked instruments, including futures contracts, than on traditional securities. Certain commodities are also subject to limited pricing flexibility because of supply and demand factors. Others are subject to broad price fluctuations as a result of the volatility of the prices for certain raw materials and the instability of supplies of other materials.

Options Transactions

To the extent set forth below, the Funds may purchase put and call options on interest rates, stock indices, bond indices, and commodity indices. Options on futures contracts are discussed above under “—Futures and Options on Futures.”

Options on Interest Rates and Indices. As non-principal investment strategies, the Funds may purchase put and call options on interest rates and on stock and bond indices. An option on interest rates or on an index gives the holder the right to receive, upon exercise of the option, an amount of cash if the closing value of the underlying interest rate or index is greater than, in the case of a call, or less than, in the case of a put, the exercise price of the option. This amount of cash is equal to the

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difference between the exercise-settlement value of the interest rate option or the closing price of the index and the exercise price of the option expressed in dollars times a specified multiple (the “multiplier”). The writer of the option is obligated, for the premium received, to make delivery of this amount. Settlements for interest rate and index options are always in cash.

Expiration or Exercise of Options. If an option written by a Fund expires unexercised, the Fund realizes a capital gain equal to the premium received at the time the option was written. If an option purchased by a Fund expires unexercised, the Fund realizes a capital loss equal to the premium paid. Prior to the earlier of exercise or expiration, an exchange traded option may be closed out by an offsetting purchase or sale of an option of the same series (type, exchange, underlying security, currency or index, exercise price, and expiration). There can be no assurance, however, that a closing purchase or sale transaction can be effected when the Fund desires.

A Fund may sell put or call options it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the put or call option which is sold. Prior to exercise or expiration, an option may be closed out by an offsetting purchase or sale of an option of the same series. A Fund will realize a capital gain from a closing purchase transaction if the cost of the closing option is less than the premium received from writing the option, or, if it is more, the Fund will realize a capital loss. If the premium received from a closing sale transaction is more than the premium paid to purchase the option, the Fund will realize a capital gain or, if it is less, the Fund will realize a capital loss. The principal factors affecting the market value of a put or a call option include supply and demand, interest rates, the current market price of the underlying security, currency or index in relation to the exercise price of the option, the volatility of the underlying security, currency or index, and the time remaining until the expiration date.

Risks Associated with Options Transactions. There are several risks associated with options transactions. For example, there are significant differences between the securities and options markets that could result in an imperfect correlation between these markets, causing a given transaction not to achieve its objectives. A decision as to whether, when and how to use options involves the exercise of skill and judgment, and even a well-conceived transaction may be unsuccessful to some degree because of market behavior or unexpected events.

When a Fund purchases a put or call option, it risks a total loss of the premium paid for the option, plus any transaction costs, if the price of the underlying security does not increase or decrease sufficiently to justify the exercise of such option. Also, where a put or call option on a particular security is purchased to hedge against price movements in a related security, the price of the put or call option may move more or less than the price of the related security.

There can be no assurance that a liquid market will exist when a Fund seeks to close out an option position. If a Fund were unable to close out an option that it had purchased on a security, it would have to exercise the option in order to realize any profit or the option may expire worthless. There is also a risk that, if restrictions on exercise were imposed, a Fund might be unable to exercise an option it had purchased.

Interest Rate Caps, Floors and Collars

The Funds may enter into interest rate caps, floors and collars as a non-principal investment strategy. The purchase of an interest rate floor entitles the purchaser, to the extent that a specified index falls below a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate floor. The purchase of an interest rate cap entitles the purchaser, to the extent that a specified index rises above a predetermined interest rate, to receive payments of interest on a notional principal amount from the party selling such interest rate cap. Interest rate collars involve selling a cap and purchasing a floor or vice versa to protect a Fund against interest rate movements exceeding given minimum or maximum levels.

Risks Associated with Interest Rate Caps, Floors and Collars Transactions. The use of interest rate caps, floors and collars transactions is a highly specialized activity which involves strategies and risks different from those associated with ordinary portfolio security transactions. If the sub-adviser is incorrect in its forecasts of default risks, market spreads or other applicable factors the investment performance of a Fund would diminish compared with what it would have been if these techniques

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were not used. A Fund may only close out a cap, floor or collar with its particular counterparty, and may only transfer a position with the consent of that counterparty. In addition, the price at which a Fund may close out such a two party contract may not correlate with the price change in the underlying reference asset. If the counterparty defaults, a Fund will have contractual remedies, but there can be no assurance that the counterparty will be able to meet its contractual obligations or that the Fund will succeed in enforcing its rights. It also is possible that developments in the derivatives market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing agreements or to realize amounts to be received under such agreements.

Municipal Bonds and Other Municipal Obligations

The Funds invest principally in municipal bonds and other municipal obligations. These bonds and other obligations are issued by the states and by their local and special-purpose political subdivisions. The term “municipal bond” includes short-term municipal notes issued by the states and their political subdivisions, including, but not limited to, tax anticipation notes (“TANs”), bond anticipation notes (“BANs”), revenue anticipation notes (“RANs”), construction loan notes, tax free commercial paper, and tax free participation certificates.

Municipal Bonds

The two general classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the governmental issuer’s pledge of its faith, credit and taxing power for the payment of principal and interest upon a default by the issuer of its principal and interest payment obligations. They are usually paid from general revenues of the issuing governmental entity. Revenue bonds, on the other hand, are usually payable only out of a specific revenue source rather than from general revenues. Revenue bonds ordinarily are not backed by the faith, credit or general taxing power of the issuing governmental entity. The principal and interest on revenue bonds for private facilities are typically paid out of rents or other specified payments made to the issuing governmental entity by a private company which uses or operates the facilities. Examples of these types of obligations are industrial revenue bond and pollution control revenue bonds. Industrial revenue bonds are issued by governmental entities to provide financing aid to community facilities such as hospitals, hotels, business or residential complexes, convention halls and sport complexes. Pollution control revenue bonds are issued to finance air, water and solids pollution control systems for privately operated industrial or commercial facilities.

Revenue bonds for private facilities usually do not represent a pledge of the credit, general revenues or taxing powers of issuing governmental entity. Instead, the private company operating the facility is the sole source of payment of the obligation. Sometimes, the funds for payment of revenue bonds come solely from revenue generated by operation of the facility. Revenue bonds which are not backed by the credit of the issuing governmental entity frequently provide a higher rate of return than other municipal obligations, but they entail greater risk than obligations which are guaranteed by a governmental unit with taxing power. Federal income tax laws place substantial limitations on industrial revenue bonds, and particularly certain specified private activity bonds issued after August 7, 1986. In the future, legislation could be introduced in Congress which could further restrict or eliminate the income tax exemption for interest on debt obligations in which the Funds may invest.

Refunded Bonds

The Funds may invest in refunded bonds. Refunded bonds may have originally been issued as general obligation or revenue bonds, but become refunded when they are secured by an escrow fund, usually consisting entirely of direct U.S. government obligations and/or U.S. government agency obligations sufficient for paying the bondholders. There are two types of refunded bonds: pre-refunded bonds and escrowed-to-maturity (“ETM”) bonds. The escrow fund for a pre-refunded municipal bond may be structured so that the refunded bonds are to be called at the first possible date or a subsequent call date established in the original bond debenture. The call price usually includes a premium from 1% to 3% above par. This type of structure usually is used for those refundings that either reduce the issuer’s interest payment expenses or change the debt maturity schedule. In escrow funds for ETM refunded municipal bonds, the maturity schedules of the securities in the escrow funds match the regular debt-service requirements on the bonds as originally stated in the bond indentures.

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Municipal Leases and Certificates of Participation

The Funds also may purchase municipal lease obligations, primarily through certificates of participation. Certificates of participation in municipal leases are undivided interests in a lease, installment purchase contract or conditional sale contract entered into by a state or local governmental unit to acquire equipment or facilities. Municipal leases frequently have special risks which generally are not associated with general obligation bonds or revenue bonds.

Municipal leases and installment purchase or conditional sales contracts (which usually provide for title to the leased asset to pass to the governmental issuer upon payment of all amounts due under the contract) have evolved as a means for governmental issuers to acquire property and equipment without meeting the constitutional and statutory requirements for the issuance of municipal debt. The debt issuance limitations are deemed to be inapplicable because of the inclusion in many leases and contracts of “non-appropriation” clauses that provide that the governmental issuer has no obligation to make future payments under the lease or contract unless money is appropriated for this purpose by the appropriate legislative body on a yearly or other periodic basis. Although these kinds of obligations are secured by the leased equipment or facilities, the disposition of the pledged property in the event of non-appropriation or foreclosure might, in some cases, prove difficult and time-consuming. In addition, disposition upon non-appropriation or foreclosure might not result in recovery by a Fund of the full principal amount represented by an obligation.

In light of these concerns, the Funds have adopted and follow procedures for determining whether municipal lease obligations purchased by the Funds are liquid and for monitoring the liquidity of municipal lease securities held in each Fund’s portfolio. These procedures require that a number of factors be used in evaluating the liquidity of a municipal lease security, including the frequency of trades and quotes for the security, the number of dealers willing to purchase or sell the security and the number of other potential purchasers, the willingness of dealers to undertake to make a market in security, the nature of the marketplace in which the security trades, and other factors which the Adviser may deem relevant. As set forth in “Investment Restrictions” below, each such Fund is subject to limitations on the percentage of illiquid securities it can hold.

Derivative Municipal Securities

The Funds may also acquire derivative municipal securities, which are custodial receipts of certificates underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain municipal securities. The underwriter of these certificates or receipts typically purchases municipal securities and deposits them in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payment on the obligation.

The principal and interest payments on the municipal securities underlying custodial receipts may be allocated in a number of ways. For example, payments may be allocated such that certain custodial receipts may have variable or floating interest rates and others may be stripped securities which pay only the principal or interest due on the underlying municipal securities. The Funds may invest in custodial receipts which have inverse floating interest rates and other inverse floating rate municipal obligations, as described below under “—Inverse Floating Rate Municipal Obligations.”

Tender Option Bonds (“TOBs”)

TOBs are created by municipal bond dealers who purchase long-term tax-exempt bonds in the secondary market, place the certificates in trusts, and sell interests in the trusts with puts or other liquidity guarantees attached. The credit quality of the resulting synthetic short-term instrument is based on the put provider’s short-term rating and the underlying bond’s long-term rating. There is some risk that a remarketing agent will renege on a tender option agreement if the underlying bond is downgraded or defaults. Because of this the Adviser will consider on an ongoing basis the creditworthiness of the issuer of the underlying municipal securities, of any custodian, and of the third-party provider of the tender option. In certain instances and for certain TOBs, the option may be terminable in the event of a default in payment of principal or interest on the underlying municipal securities and for other reasons.

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Variable Rate Demand Notes (“VRDNs”)

VRDNs are long-term municipal obligations that have variable or floating interest rates and provide a Fund with the right to tender the security for repurchase at its stated principal amount plus accrued interest. Such securities typically bear interest at a rate that is intended to cause the securities to trade at par. The interest rate may float or be adjusted at regular intervals (ranging from daily to annually), and is normally based on an applicable interest index or another published interest rate or interest rate index. Most VRDNs allow a Fund to demand the repurchase of the security on not more than seven days prior notice. Other notes only permit a Fund to tender the security at the time of each interest rate adjustment or at other fixed intervals. Variable interest rates generally reduce changes in the market value of municipal obligations from their original purchase prices. Accordingly, as interest rates decrease, the potential for capital appreciation is less for variable rate municipal obligations than for fixed income obligations.

Inverse Floating Rate Municipal Obligations

The Funds may invest in inverse floating rate municipal obligations. An inverse floating rate obligation entitles the holder to receive interest at a rate which changes in the opposite direction from, and in the same magnitude as, or in a multiple of, changes in a specified index rate. Although an inverse floating rate municipal obligation would tend to increase portfolio income during a period of generally decreasing market interest rates, its value would tend to decline during a period of generally increasing market interest rates. In addition, its decline in value may be greater than for a fixed-rate municipal obligation, particularly if the interest rate borne by the floating rate municipal obligation is adjusted by a multiple of changes in the specified index rate. For these reasons, inverse floating rate municipal obligations have more risk than more conventional fixed-rate and floating rate municipal obligations.

Other Investment Companies

Each Fund may invest in other investment companies, such as mutual funds, closed-end funds, and exchange-traded funds (“ETFs”). Under the 1940 Act, a Fund’s investment in such securities, subject to certain exceptions, currently is limited to 3% of the total voting stock of any one investment company; 5% of the Fund’s total assets with respect to any one investment company; and 10% of a Fund’s total assets in the aggregate. The Funds will only invest in other investment companies that invest in Fund-eligible investments. A Fund’s investments in other investment companies may include money market mutual funds. Investments in money market funds are not subject to the percentage limitations set forth above.

If a Fund invests in other investment companies, Fund shareholders will bear not only their proportionate share of the Fund’s expenses, but also, indirectly, the similar expenses of the underlying investment companies. Shareholders would also be exposed to the risks associated not only to the Fund, but also to the portfolio investments of the underlying investment companies. Shares of certain closed-end funds may at times be acquired only at market prices representing premiums to their net asset values. Shares acquired at a premium to their net asset value may be more likely to subsequently decline in price, resulting in a loss to the Fund and its shareholders. The underlying securities in an ETF may not follow the price movements of the industry or sector the ETF is designed to track. Trading in an ETF may be halted if the trading in one or more of the ETF’s underlying securities is halted, which could result in the ETF being more volatile.

Payment-In-Kind Debentures and Delayed Interest Securities

The Funds, as a non-principal investment strategy, may invest in debentures the interest on which may be paid in other securities rather than cash (“PIKs”) or may be delayed (“delayed interest securities”). Typically, during a specified term prior to the debenture’s maturity, the issuer of a PIK may provide for the option or the obligation to make interest payments in debentures, common stock or other instruments (i.e., “in kind” rather than in cash). The type of instrument in which interest may or will be paid would be known by a Fund at the time of investment. While PIKs generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Internal Revenue Code (the “Code”).

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Unlike PIKs, delayed interest securities do not pay interest for a specified period. Because values of securities of this type are subject to greater fluctuations than are the values of securities that distribute income regularly, they may be more speculative than such securities.

Repurchase Agreements

Each Fund may invest in repurchase agreements as a non-principal investment strategy. Ordinarily, a Fund does not expect its investment in repurchase agreements to exceed 10% of its total assets. However, because each Fund may invest without limit in cash and short-term securities for temporary defensive purposes, there is no limit on each Fund’s ability to invest in repurchase agreements. A repurchase agreement involves the purchase by a Fund of securities with the agreement that after a stated period of time, the original seller will buy back the same securities (“collateral”) at a predetermined price or yield. Repurchase agreements involve certain risks not associated with direct investments in securities. If the original seller defaults on its obligation to repurchase as a result of its bankruptcy or otherwise, the purchasing Fund will seek to sell the collateral, which could involve costs or delays. Although collateral (which may consist of any fixed income security which is an eligible investment for the Fund entering into the repurchase agreement) will at all times be maintained in an amount equal to the repurchase price under the agreement (including accrued interest), a Fund would suffer a loss if the proceeds from the sale of the collateral were less than the agreed-upon repurchase price. The Adviser will monitor the creditworthiness of the firms with which the Funds enter into repurchase agreements.

The Funds’ custodian will hold the securities underlying any repurchase agreement, or the securities will be part of the Federal Reserve/Treasury Book Entry System. The market value of the collateral underlying the repurchase agreement will be determined on each business day. If at any time the market value of the collateral falls below the repurchase price under the repurchase agreement (including any accrued interest), the appropriate Fund will promptly receive additional collateral (so the total collateral is an amount at least equal to the repurchase price plus accrued interest).

Short-Term Temporary Investments

In an attempt to respond to adverse market, economic, political or other conditions, each Fund may temporarily invest without limit in a variety of short-term instruments such as commercial paper and variable amount master demand notes; U.S. dollar-denominated time and savings deposits (including certificates of deposit); bankers’ acceptances; obligations of the U.S. government or its agencies or instrumentalities; repurchase agreements collateralized by eligible investments of a Fund; securities of other mutual funds that invest primarily in debt obligations with remaining maturities of 13 months or less (which investments also are subject to an advisory fee); and other similar high-quality short-term U.S. dollar-denominated obligations.

Each Fund may also invest in Eurodollar certificates of deposit issued by foreign branches of U.S. or foreign banks; Eurodollar time deposits, which are U.S. dollar-denominated deposits in foreign branches of U.S. or foreign banks; and Yankee certificates of deposit, which are U.S. dollar-denominated certificates of deposit issued by U.S. branches of foreign banks and held in the United States. In each instance, the Funds may only invest in bank instruments issued by an institution which has capital, surplus and undivided profits of more than $100 million or the deposits of which are insured by the Bank Insurance Fund or the Savings Association Insurance Fund.

Short-term investments and repurchase agreements may be entered into on a joint basis by the Funds and other funds advised by the Adviser to the extent permitted by an exemptive order issued by the SEC with respect to the Funds. A brief description of certain kinds of short-term instruments follows:

Commercial Paper

Commercial paper consists of unsecured promissory notes issued by corporations. Issues of commercial paper normally have maturities of less than nine months and fixed rates of return. Subject to the limitations described in the Prospectus, the Funds may purchase commercial paper consisting of issues rated at the time of purchase within the two highest rating categories by Standard & Poor’s,

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Fitch or Moody’s, or which have been assigned an equivalent rating by another nationally recognized statistical rating organization. The Funds also may invest in commercial paper that is not rated but that is determined by the Adviser to be of comparable quality to instruments that are so rated. For a description of the rating categories of Standard & Poor’s, Fitch and Moody’s, see Appendix A.

Bankers’ Acceptances

Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and of the drawer to pay the full amount of the instrument upon maturity.

Variable Amount Master Demand Notes

Variable amount master demand notes are unsecured demand notes that permit the indebtedness thereunder to vary and provide for periodic adjustments in the interest rate according to the terms of the instrument. Because master demand notes are direct lending arrangements between a Fund and the issuer, they are not normally traded. Although there is no secondary market in the notes, a Fund may demand payment of principal and accrued interest at any time. While the notes are not typically rated by credit rating agencies, issuers of variable amount master demand notes (which are normally manufacturing, retail, financial, and other business concerns) must satisfy the same criteria as set forth above for commercial paper. The Adviser will consider the earning power, cash flow and other liquidity ratios of the issuers of such notes and will continuously monitor their financial status and ability to meet payment on demand.

Variable Rate Demand Obligations

Variable rate demand obligations (“VRDOs”) are securities in which the interest rate is adjusted at pre-designated periodic intervals. VRDOs may include a demand feature which is a put that entitles the holder to receive the principal amount of the underlying security or securities and which may be exercised either at any time on no more than 30 days’ notice or at specified intervals not exceeding 397 calendar days on no more than 30 days’ notice.

Temporary Taxable Investments

The Funds may make temporary taxable investments. Temporary taxable investments will include only the following types of obligations maturing within 13 months from the date of purchase: (i) obligations of the U.S. government, its agencies and instrumentalities (including zero coupon securities); (ii) commercial paper rated not less than A-1 by Standard & Poor’s, F1 by Fitch or P-1 by Moody’s or which has been assigned an equivalent rating by another nationally recognized statistical rating organization; (iii) other short-term debt securities issued or guaranteed by corporations having outstanding debt rated not less than BBB- by Standard & Poor’s or Fitch or Baa3 by Moody’s or which have been assigned an equivalent rating by another nationally recognized statistical rating organization; (iv) certificates of deposit of domestic commercial banks subject to regulation by the U.S. government or any of its agencies or instrumentalities, with assets of $500 million or more based on the most recent published reports; and (v) repurchase agreements with domestic banks or securities dealers involving any of the securities which the Fund is permitted to hold.

U.S. Government Securities

The Funds may invest in U.S. government securities as a non-principal investment strategy. The U.S. government securities in which the Funds may invest are either issued or guaranteed by the U.S. government, its agencies or instrumentalities. The U.S. government securities in which the Funds invest principally are:

•	direct obligations of the U.S. Treasury, such as U.S. Treasury bills, notes, and bonds;

•	notes, bonds, and discount notes issued and guaranteed by U.S. government agencies and instrumentalities supported by the full faith and credit of the United States;

•	notes, bonds, and discount notes of U.S. government agencies or instrumentalities which receive or have access to federal funding;

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•	notes, bonds, and discount notes of other U.S. government instrumentalities supported only by the credit of the instrumentalities; and

•	obligations that are issued by private issuers and guaranteed under the Federal Deposit Insurance Corporation Temporary Liquidity Guarantee Program.

U.S. Treasury obligations include separately traded interest and principal component parts of such obligations, known as Separately Traded Registered Interest and Principal Securities (“STRIPS”), which are transferable through the Federal book-entry system. STRIPS are sold as zero coupon securities, which means that they are sold at a substantial discount and redeemed at face value at their maturity date without interim cash payments of interest or principal. This discount is accreted over the life of the security, and such accretion will constitute the income earned on the security for both accounting and tax purposes. Because of these features, such securities may be subject to greater interest rate volatility than interest paying U.S. Treasury obligations.

The government securities in which the Funds may invest are backed in a variety of ways by the U.S. government or its agencies or instrumentalities. Some of these securities, such as Government National Mortgage Association (“GNMA”) mortgage-backed securities, are backed by the full faith and credit of the U.S. government. Other securities, such as obligations of the Federal National Mortgage Association (“FNMA”) or the Federal Home Loan Mortgage Corporation (“FHLMC”) are backed by the credit of the agency or instrumentality issuing the obligations but not the full faith and credit of the U.S. government. No assurances can be given that the U.S. government will provide financial support to these other agencies or instrumentalities because it is not obligated to do so. See “—Mortgage-Backed Securities” above for a description of these securities and the Funds that may invest in them.

Variable, Floating, and Fixed Rate Debt Obligations

The debt obligations in which the Funds invest as either a principal or non-principal investment strategy may have variable, floating, or fixed interest rates. Variable rate securities provide for periodic adjustments in the interest rate. Floating rate securities are generally offered at an initial interest rate which is at or above prevailing market rates. The interest rate paid on floating rate securities is then reset periodically (commonly every 90 days) to an increment over some predetermined interest rate index. Commonly utilized indices include the three-month Treasury bill rate, the 180-day Treasury bill rate, the one-month or three-month London Interbank Offered Rate (LIBOR), the prime rate of a bank, the commercial paper rates, or the longer-term rates on U.S. Treasury securities. Variable and floating rate securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity. In order to most effectively use these securities, the Adviser must correctly assess probable movements in interest rates. If the Adviser incorrectly forecasts such movements, a Fund could be adversely affected by use of variable and floating rate securities.

Fixed rate securities pay a fixed rate of interest and tend to exhibit more price volatility during times of rising or falling interest rates than securities with variable or floating rates of interest. The value of fixed rate securities will tend to fall when interest rates rise and rise when interest rates fall. The value of variable or floating rate securities, on the other hand, fluctuates much less in response to market interest rate movements than the value of fixed rate securities. This is because variable and floating rate securities behave like short-term instruments in that the rate of interest they pay is subject to periodic adjustments according to a specified formula, usually with reference to some interest rate index or market interest rate. Fixed rate securities with short-term characteristics are not subject to the same price volatility as fixed rate securities without such characteristics. Therefore, they behave more like variable or floating rate securities with respect to price volatility.

When-Issued and Delayed Delivery Transactions

Each Fund may purchase securities on a when-issued or delayed delivery basis as a non-principal investment strategy. When such a transaction is negotiated, the purchase price is fixed at the time the purchase commitment is entered, but delivery of and payment for the securities take place at a later date. A Fund will not accrue income with respect to securities purchased on a when-issued or delayed delivery basis prior to their stated delivery date.

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The purchase of securities on a when-issued or delayed delivery basis exposes a Fund to risk because the securities may decrease in value prior to delivery. In addition, a Fund’s purchase of securities on a when-issued or delayed delivery basis while remaining substantially fully invested could increase the amount of the Fund’s total assets that are subject to market risk, resulting in increased sensitivity of net asset value to changes in market prices. A seller’s failure to deliver securities to a Fund could prevent the Fund from realizing a price or yield considered to be advantageous.

When a Fund agrees to purchase securities on a when-issued or delayed delivery basis, the Fund will segregate cash or liquid securities in an amount sufficient to meet the Fund’s purchase commitments. It may be expected that a Fund’s net assets will fluctuate to a greater degree when it sets aside securities to cover such purchase commitments than when it sets aside cash. In addition, because a Fund will set aside cash or liquid securities to satisfy its purchase commitments, its liquidity and the ability of the Adviser to manage it might be affected in the event its commitments to purchase when-issued or delayed delivery securities ever became significant. Under normal market conditions, however, a Fund’s commitments to purchase when-issued or delayed delivery securities will not exceed 25% of the value of its total assets.

Zero Coupon and Step Coupon Securities

The Funds may invest in zero coupon and step coupon securities as a principal investment strategy. Zero coupon securities pay no cash income to their holders until they mature. When held to maturity, their entire return comes from the difference between their purchase price and their maturity value. Step coupon securities are debt securities that may not pay interest for a specified period of time and then, after the initial period, may pay interest at a series of different rates. Both zero coupon and step coupon securities are issued at substantial discounts from their value at maturity. Because interest on these securities is not paid on a current basis, the values of securities of this type are subject to greater fluctuations than are the value of securities that distribute income regularly and may be more speculative than such securities. Accordingly, the values of these securities may be highly volatile as interest rates rise or fall. In addition, while such securities generate income for purposes of generally accepted accounting standards, they do not generate cash flow and thus could cause a Fund to be forced to liquidate securities at an inopportune time in order to distribute cash, as required by the Code.

INVESTMENT RESTRICTIONS

In addition to the investment objectives and policies set forth in the Prospectus and under the caption “Additional Information Concerning Fund Investments” above, each Fund is subject to the investment restrictions set forth below. The investment restrictions set forth in paragraphs 1 through 8 below are fundamental and cannot be changed with respect to a Fund without approval by the holders of a majority of the outstanding shares of that Fund as defined in the 1940 Act, i.e., by the lesser of the vote of (a) 67% of the shares of the Fund present at a meeting where more than 50% of the outstanding shares are present in person or by proxy, or (b) more than 50% of the outstanding shares of the Fund.

None of the Funds will:

1. Concentrate its investments in a particular industry, except that any Fund with one or more industry concentrations implied by its name shall, in normal market conditions, concentrate in securities of issues within that industry or industries. For purposes of this limitation, the U.S. Government, and state or municipal governments and their political subdivisions are not considered members of any industry. Whether a Fund is concentrating in an industry shall be determined in accordance with the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

2. Borrow money or issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

3. With respect to 75% of its total assets, purchase securities of an issuer (other than (i) securities issued by other investment companies, (ii) securities issued by the U.S. Government,

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its agencies, instrumentalities or authorities, or (iii) repurchase agreements fully collateralized by U.S. Government securities) if (a) such purchase would, at the time, cause more than 5% of the Fund’s total assets taken at market value to be invested in the securities of such issuer; or (b) such purchase would, at the time, result in more than 10% of the outstanding voting securities of such issuer being held by the Fund.

4. Invest in companies for the purpose of control or management.

5. Purchase physical commodities or contracts relating to physical commodities.

6. Purchase or sell real estate unless as a result of ownership of securities or other instruments, but this shall not prevent the Funds from investing in securities or other instruments backed by real estate or interests therein or in securities of companies that deal in real estate or mortgages.

7. Act as an underwriter of securities of other issuers, except to the extent that, in connection with the disposition of portfolio securities, it may be deemed an underwriter under applicable laws.

8. Make loans except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

For purposes of applying the limitation set forth in number 1 above, according to the current interpretation by the SEC, a Fund would be concentrated in an industry if 25% or more of its total assets, based on current market value at the time of purchase, were invested in that industry. The Funds will use industry classifications provided by Bloomberg, Barclays, or other similar sources to determine its compliance with this limitation.

For purposes of applying the limitation set forth in number 2 above, under the 1940 Act as currently in effect, a Fund is not permitted to issue senior securities, except that the Fund may borrow from any bank if immediately after such borrowing the value of the Fund's total assets is at least 300% of the principal amount of all of the Fund's borrowings (i.e., the principal amount of the borrowings may not exceed 33 1/3% of the Fund's total assets). In the event that such asset coverage shall at any time fall below 300%, the Fund shall, within three days thereafter (not including Sundays and holidays), reduce the amount of its borrowings to an extent that the asset coverage of such borrowing shall be at least 300%.

For purposes of applying the limitation set forth in number 8 above, there are no limitations with respect to unsecured loans made by a Fund to an unaffiliated party.

Because each of the Funds refers to tax-free investments in its name, each has a fundamental investment policy that it will normally invest at least 80% of its assets in investments that pay interest exempt from federal income tax, including the federal alternative minimum tax.

The following restrictions are non-fundamental and may be changed by NIF’s Board of Directors without a shareholder vote:

None of the Funds will:

1. Invest more than 15% of its net assets in all forms of illiquid investments.

2. Borrow money in an amount exceeding 10% of the borrowing Fund’s total assets and pledge up to 15% of its total assets to secure such borrowings. None of the Funds will borrow money for leverage purposes. For the purpose of this investment restriction, the use of options and futures transactions and the purchase of securities on a when-issued or delayed delivery basis shall not be deemed the borrowing of money. No Fund will make additional investments while its borrowings exceed 5% of total assets.

3. Make short sales of securities.

4. Lend portfolio securities representing in excess of one-third of the value of its total assets.

5. Pledge any assets, except in connection with any permitted borrowing and then in amounts not in excess of one-third of the Fund’s total assets, provided that for the purposes of this restriction, margin deposits, security interests, liens and collateral arrangements with respect

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to options, futures contracts, options on futures contracts, and other permitted investments and techniques are not deemed to be a pledge of assets for purposes of this limitation.

6. Acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on subparagraph (F) or subparagraph (G) of Section 12(d)(1) of the 1940 Act.

With respect to the non-fundamental restriction set forth in number 1 above, each Fund will monitor portfolio liquidity on an ongoing basis and, in the event more than 15% of a Fund’s net assets are invested in illiquid investments, the Fund will reduce its holdings of illiquid securities in an orderly fashion in order to maintain adequate liquidity.

The Board of Directors has adopted guidelines and procedures under which the Funds’ investment adviser is to determine whether the following types of securities which may be held by certain Funds are “liquid” and to report to the Board concerning its determinations: (i) securities eligible for resale pursuant to Rule 144A under the Securities Act of 1933; (ii) commercial paper issued in reliance on the “private placement” exemption from registration under Section 4(2) of the Securities Act of 1933, whether or not it is eligible for resale pursuant to Rule 144A; (iii) interest-only and principal-only, inverse floating and inverse interest-only securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities; and (iv) municipal leases and securities that represent interests in municipal leases.

FUND NAMES

With respect to any Fund that has adopted an investment strategy pursuant to Rule 35d-1 of the 1940 Act, whereby at least 80% of the Fund’s net assets (plus the amount of any borrowings for investment purposes) must be invested in a strategy suggested by the Fund’s name, a policy has been adopted by the Funds to provide shareholders with at least 60 days’ notice in the event of a planned change to the investment strategy. Such notice to shareholders will meet the requirements of Rule 35d-1(c).

PORTFOLIO TURNOVER

The Funds will make changes in their investment portfolios from time to time in order to take advantage of opportunities in the municipal market and to limit exposure to market risk. The Funds may also engage to a limited extent in short-term trading consistent with their investment objectives. Securities may be sold in anticipation of market decline or purchased in anticipation of market rise and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what Nuveen Asset Management, LLC (the “Sub-Adviser” or “Nuveen Asset Management”) believes to be a temporary disparity in the normal yield relationship between the two securities. The Funds may make changes in their investment portfolios in order to limit their exposure to changing market conditions. Changes in the Funds’ investments are known as “portfolio turnover.”

DISCLOSURE OF PORTFOLIO HOLDINGS

The Nuveen Mutual Funds have adopted a portfolio holdings disclosure policy which governs the dissemination of the Funds’ portfolio holdings. In accordance with this policy, the Funds may provide portfolio holdings information to third parties no earlier than the time a report is filed with the SEC that is required to contain such information or one day after the information is posted on the Funds’ publicly accessible website, www.nuveen.com. Currently, the portfolio holdings information is posted monthly approximately five business days after the end of the month as of which the information is current. Additionally, the Funds publish on the website a list of its top ten holdings as of the end of each month, approximately two to five business days after the end of the month for which the information is current. This information will remain available on the website at least until the Funds file with the SEC their Forms N-CSR or Forms N-Q for the period that includes the date as of which the website information is current.

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Additionally, the Funds may disclose portfolio holdings information that has not been included in a filing with the SEC or posted on the Funds’ website (i.e., non-public portfolio holdings information) only if there is a legitimate business purpose for doing so and if the recipient is required, either by explicit agreement or by virtue of the recipient’s duties to the Funds as an agent or service provider, to maintain the confidentiality of the information and to not use the information in an improper manner (e.g., personal trading). In this connection, the Funds may disclose on an ongoing basis non-public portfolio holdings information in the normal course of their investment and administrative operations to various service providers, including the Adviser and/or sub-adviser, independent registered public accounting firm, custodian, financial printer (R.R. Donnelley Financial and Financial Graphic Services), proxy voting service(s) (including RMG, ADP Investor Communication Services, and Glass, Lewis & Co.), and to the legal counsel for the Funds’ independent directors (Chapman and Cutler LLP). Also, the Adviser may transmit to Vestek Systems, Inc. daily non-public portfolio holdings information on a next-day basis to enable the Adviser to perform portfolio attribution analysis using Vestek’s systems and software programs. Vestek is also provided with non-public portfolio holdings information on a monthly basis approximately 2-3 business days after the end of each month so that Vestek may calculate and provide certain statistical information (but not the non-public holdings information itself) to its clients (including retirement plan sponsors or their consultants). The Adviser and/or sub-adviser may also provide certain portfolio holdings information to broker-dealers from time to time in connection with the purchase or sale of securities or requests for price quotations or bids on one or more securities. In providing this information, reasonable precautions are taken in an effort to avoid potential misuse of the disclosed information, including limitations on the scope of the portfolio holdings information disclosed, when appropriate.

Non-public portfolio holdings information may be provided to other persons if approved by the Funds’ Chief Administrative Officer or Secretary upon a determination that there is a legitimate business purpose for doing so, the disclosure is consistent with the interests of the Funds, and the recipient is obligated to maintain the confidentiality of the information and not misuse it.

Compliance officers of the Funds and the Adviser and sub-adviser periodically monitor overall compliance with the policy to ascertain whether portfolio holdings information is disclosed in a manner that is consistent with the Funds’ policy. Reports are made to the Funds’ Board of Directors on an annual basis.

There is no assurance that the Funds’ policies on portfolio holdings information will protect the Funds from the potential misuse of portfolio holdings information by individuals or firms in possession of such information.

The following parties currently receive non-public portfolio holdings information regarding one or more of the Nuveen Mutual Funds on an ongoing basis pursuant to the various arrangements described above:

ADP Investor Communications Services

Altrinsic Global Advisors, Inc.

Barclays Capital, Inc.

Barra

Bloomberg

BNP Paribas Prime Brokerage, Inc.

BNP Paribas Securities Corp.

Broadridge Systems

Cantor Fitzgerald & Co.

Chapman and Cutler LLP

Commerz Markets LLC

Credit Agricole Securities (USA) Inc.

Credit Suisse Securities (USA), LLC

Deutsche Bank Securities, Inc.

Ernst & Young LLP

FactSet Research Systems

Financial Graphic Services

First Clearing, LLC

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Forbes

Glass, Lewis & Co.

Goldman Sachs & Co.

Hansberger Global Investors, LLC

HSBC Securities (USA), Inc.

ING Financial Markets, LLC

The Investment Company Institute

Jefferies & Company, Inc.

J.P. Morgan Clearing Corp.

J.P. Morgan Securities, Inc.

Lazard Asset Management, Inc.

Lipper Inc.

Merrill Lynch, Pierce, Fenner & Smith

Moody’s

Morgan Stanley & Co., Inc.

Morningstar, Inc.

MS Securities Services, Inc.

Newedge USA, LLC

Nuveen Asset Management, LLC

Nuveen Fund Advisors, Inc.

Pershing, LLC

PricewaterhouseCoopers

Raymond James & Associates, Inc.

RBC Capital Markets Corporation

RBS Securities, Inc.

RMG

R.R. Donnelley Financial

Scotia Capital (USA), Inc.

SG Ameritas Securities, LLC

Societe Generale, New York Branch

Standard & Poor’s

State Street Bank & Trust Co.

Strategic Insight

TD Ameritrade Clearing, Inc.

ThomsonReuters LLC

UBS Securities, LLC

U.S. Bancorp Fund Services, LLC

U.S. Bank, N.A.

Value Line

Vestek Systems, Inc.

Vickers

Wells Fargo Securities, LLC

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MANAGEMENT

The management of NIF, including general supervision of the duties performed for the Funds by the Adviser under the Management Agreement, is the responsibility of the Board of Directors. The number of directors of NIF is ten, one of whom is an “interested person” (as the term “interested person” is defined in the 1940 Act) and nine of whom are not interested persons (referred to herein as “independent directors”). None of the independent directors has ever been a trustee, director or employee of, or consultant to, the Adviser or its affiliates. The names, business addresses and birthdates of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below. The directors of NIF are directors or trustees, as the case may be, of 112 Nuveen-sponsored open-end funds (the “Nuveen Mutual Funds”) and 133 Nuveen-sponsored closed-end funds (collectively with the Nuveen Mutual Funds, the “Nuveen Funds”).

Name, Business Address and Birthdate	Position(s) Held with NIF	Term of Office and Length of Time Served With NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Independent Directors:

Robert P. Bremner* 333 West Wacker Drive Chicago, IL 60606 (8/22/40)	Chairman of the Board and Director	Term—Indefinite** Length of Service—Since 2011	Private Investor and Management Consultant; Treasurer and Director Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245	N/A

Jack B. Evans 333 West Wacker Drive Chicago, IL 60606 (10/22/48)	Director	Term—Indefinite** Length of Service—Since 2011	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Member, Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245	Director and Chairman, United Fire Group, a publicly held company; formerly, Director, Alliant Energy.

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Name, Business Address and Birthdate	Position(s) Held with NIF	Term of Office and Length of Time Served With NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

William C. Hunter 333 West Wacker Drive Chicago, IL 60606 (3/6/48)	Director	Term—Indefinite** Length of Service—Since 2011	Dean (since 2006), Tippie College of Business, University of Iowa; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Director (1997-2007), Credit Research Center at Georgetown University; formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003).	245	Director (since 2004) of Xerox Corporation.

David J. Kundert* 333 West Wacker Drive Chicago, IL 60606 (10/28/42)	Director	Term—Indefinite** Length of Service—Since 2011	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Bank One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; Member of the Wisconsin Bar Association; Member of Board of Directors, Friends of Boerner Botanical Gardens; Member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245	N/A

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Name, Business Address and Birthdate	Position(s) Held with NIF	Term of Office and Length of Time Served With NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

William J. Schneider* 333 West Wacker Drive Chicago, IL 60606 (9/24/44)	Director	Term—Indefinite** Length of Service— Since 2011	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; Member, Mid-America Health System Board; Member, University of Dayton Business School Advisory Council; formerly, Senior Partner and Chief Operating Officer (retired, 2004) of Miller-Valentine Group; formerly, Member, Dayton Philharmonic Orchestra Association; formerly, Director, Dayton Development Coalition; formerly, Member, Business Advisory Council, Cleveland Federal Reserve Bank.	245	N/A

Judith M. Stockdale 333 West Wacker Drive Chicago, IL 60606 (12/29/47)	Director	Term—Indefinite** Length of Service—Since 2011	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245	N/A

Carole E. Stone* 333 West Wacker Drive Chicago, IL 60606 (6/28/47)	Director	Term—Indefinite** Length of Service—Since 2011	Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245	Director, Chicago Board Options Exchange (since 2006).

Virginia L. Stringer 333 West Wacker Drive Chicago, IL 60606 (8/16/44)	Director	Term—Indefinite** Length of Service—Since 1987	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute's Independent Directors Council; Governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc., a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company.	245	Previously, Independent Director (1987-2010) and Chair (1997-2010), First American Fund Complex.

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Name, Business Address and Birthdate	Position(s) Held with NIF	Term of Office and Length of Time Served With NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Director	Other Directorships Held by Director During Past Five Years

Terence J. Toth* 333 West Wacker Drive Chicago, IL 60606 (9/29/59)	Director	Term—Indefinite** Length of Service—Since 2011	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); Member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, Member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245	N/A

Interested Director:

John P. Amboian*** 333 West Wacker Drive Chicago, IL 60606 (6/14/61)	Director	Term—Indefinite** Length of Service—Since 2011	Chief Executive Officer and Chairman (since 2007) and Director (since 1999) of Nuveen Investments, Inc.; formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998), formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245	N/A

*	Also serves as a trustee of Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
**	Each director serves an indefinite term until his or her successor is elected.
***	Mr. Amboian is an “interested person” of NIF, as defined in the 1940 Act, by reason of his positions with Nuveen Investments, Inc. (“Nuveen Investments”) and certain of its subsidiaries.

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Name, Business Address and Birthdate	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of NIF:

Gifford R. Zimmerman 333 West Wacker Drive Chicago, IL 60606 (9/9/56)	Chief Administrative Officer	Term—Until August 2012 Length of Service—Since 2011	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002); Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of Tradewinds Global Investors, LLC and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245

Margo L. Cook 333 West Wacker Drive Chicago, IL 60606 (4/11/64)	Vice President	Term—Until August 2012 Length of Service—Since 2011	Executive Vice President (since 2008) of Nuveen Investments, Inc. and Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Lorna C. Ferguson 333 West Wacker Drive Chicago, IL 60606 (10/24/45)	Vice President	Term—Until August 2012 Length of Service—Since 2011	Managing Director (since 2005) of Nuveen Fund Advisors, Inc. and Nuveen Securities, LLC.	245

Stephen D. Foy 333 West Wacker Drive Chicago, IL 60606 (5/31/54)	Vice President and Controller	Term—Until August 2012 Length of Service—Since 2011	Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Funds Controller of Nuveen Securities, LLC; Vice President of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245

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Name, Business Address and Birthdate	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Scott S. Grace 333 West Wacker Drive Chicago, IL 60606 (8/20/70)	Vice President and Treasurer	Term—Until August 2012 Length of Service—Since 2011	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings, Inc., Nuveen Fund Advisors, Inc., and (since 2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant.	245

Walter M. Kelly 333 West Wacker Drive Chicago, IL 60606 (2/24/70)	Vice President and Chief Compliance Officer	Term—Until August 2012 Length of Service—Since 2011	Senior Vice President (since 2008) and Assistant Secretary (since 2003), formerly, Vice President (2006-2008) of Nuveen Fund Advisors, Inc.	245

Tina M. Lazar 333 West Wacker Drive Chicago, IL 60606 (8/27/61)	Vice President	Term—Until August 2012 Length of Service—Since 2011	Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245

Larry W. Martin 333 West Wacker Drive Chicago, IL 60606 (7/27/51)	Vice President and Assistant Secretary	Term—Until August 2012 Length of Service—Since 2011	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly, Vice President (2005-2010) and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc., Vice President and Assistant Secretary of Nuveen Investments Advisers Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

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Name, Business Address and Birthdate	Position(s) Held with NIF	Term of Office and Length of Time Served with NIF	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer

Kevin J. McCarthy 333 West Wacker Drive Chicago, IL 60606 (3/26/66)	Vice President and Secretary	Term—Until August 2012 Length of Service— Since 2011	Managing Director (since 2008), formerly, Vice President (2007-2008) of Nuveen Securities, LLC; Managing Director (since 2008), Vice President and Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Vice President and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. and Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245

Kathleen L. Prudhomme 800 Nicollet Mall Minneapolis, MN 55402 (3/30/53)	Vice President and Assistant Secretary	Term—Until August 2012 Length of Service— Since 2011	Managing Director and Assistant Secretary of Nuveen Securities, LLC (since 2011); Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245

Jeffrey M. Wilson 333 West Wacker Drive Chicago, IL 60606 (3/13/56)	Vice President	Term—Until August 2012 Length of Service— Since 2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

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Board Leadership Structure and Risk Oversight

In connection with the Transaction, the committees of the Funds and the members of the Board of Directors, referred to hereafter as the “Board” or “Board of Directors,” were changed. Each of the Committees were newly formed and constituted in connection with the Transaction. The Board of Directors oversees the operations and management of the Funds, including the duties performed for the Funds by the Adviser. The Board has adopted a unitary board structure. A unitary board consists of one group of directors who serve on the board of every fund in the Nuveen Fund complex. In adopting a unitary board structure, the directors seek to provide effective governance through establishing a board, the overall composition of which will, as a body, possess the appropriate skills, independence and experience to oversee the Nuveen Funds’ business. With this overall framework in mind, when the Board, through its Nominating and Governance Committee discussed below, seeks nominees for the Board, the directors consider, not only the candidate’s particular background, skills and experience, among other things, but also whether such background, skills and experience enhance the Board’s diversity and at the same time complement the Board given its current composition and the mix of skills and experiences of the incumbent directors. The Nominating and Governance Committee believes that the Board generally benefits from diversity of background, experience and views among its members, and considers this a factor in evaluating the composition of the Board, but has not adopted any specific policy on diversity or any particular definition of diversity.

The Board believes the unitary board structure enhances good and effective governance, particularly given the nature of the structure of the investment company complex. Funds in the same complex generally are served by the same service providers and personnel and are governed by the same regulatory scheme which raises common issues that must be addressed by the directors across the fund complex (such as compliance, valuation, liquidity, brokerage, trade allocation or risk management). The Board believes it is more efficient to have a single board review and oversee common policies and procedures which increases the Board’s knowledge and expertise with respect to the many aspects of fund operations that are complex-wide in nature. The unitary structure also enhances the Board’s influence and oversight over the investment adviser and other service providers.

In an effort to enhance the independence of the Board, the Board also has a Chairman that is an independent director. The Board recognizes that a chairman can perform an important role in setting the agenda for the Board, establishing the boardroom culture, establishing a point person on behalf of the Board for fund management, and reinforcing the Board’s focus on the long-term interests of shareholders. The Board recognizes that a chairman may be able to better perform these functions without any conflicts of interests arising from a position with fund management. Accordingly, the directors have elected Robert P. Bremner as the independent Chairman of the Board. Specific responsibilities of the Chairman include: (i) presiding at all meetings of the Board and of the shareholders; (ii) seeing that all orders and resolutions of the directors are carried into effect; and (iii) maintaining records of and, whenever necessary, certifying all proceedings of the directors and the shareholders.

Although the Board has direct responsibility over various matters (such as advisory contracts, underwriting contracts and fund performance), the Board also exercises certain of its oversight responsibilities through several committees that it has established and which report back to the full Board. The Board believes that a committee structure is an effective means to permit directors to focus on particular operations or issues affecting the Nuveen Funds, including risk oversight. More specifically, with respect to risk oversight, the Board has delegated matters relating to valuation and compliance to certain committees (as summarized below) as well as certain aspects of investment risk. In addition, the Board believes that the periodic rotation of directors among the different committees allows the directors to gain additional and different perspectives of a Nuveen Fund’s operations. The Board has established five standing committees: the Executive Committee, the Dividend Committee, the Audit Committee, the Compliance, Risk Management and Regulatory Oversight Committee and the Nominating and Governance Committee. The Board may also from time to time create ad hoc committees to focus on particular issues as the need arises. The membership and functions of the standing committees are summarized below.

The Executive Committee, which meets between regular meetings of the Board, is authorized to exercise all of the powers of the Board. The members of the Executive Committee are Robert P. Bremner, Chair, Judith M. Stockdale and John P. Amboian. During the fiscal period ended April 30, 2011, the Executive Committee did not meet.

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The Audit Committee assists the Board in the oversight and monitoring of the accounting and reporting policies, processes and practices of the Nuveen Funds, and the audits of the financial statements of the Nuveen Funds; the quality and integrity of the financial statements of the Nuveen Funds; the Nuveen Funds’ compliance with legal and regulatory requirements relating to the Nuveen Funds’ financial statements; the independent auditors’ qualifications, performance and independence; and the pricing procedures of the Nuveen Funds and the Adviser’s internal valuation group. It is the responsibility of the Audit Committee to select, evaluate and replace any independent auditors (subject only to Board and, if applicable, shareholder ratification) and to determine their compensation. The Audit Committee is also responsible for, among other things, overseeing the valuation of securities comprising the Nuveen Funds’ portfolios. Subject to the Board’s general supervision of such actions, the Audit Committee addresses any valuation issues, oversees the Nuveen Funds’ pricing procedures and actions taken by the Adviser’s internal valuation group which provides regular reports to the committee, reviews any issues relating to the valuation of the Nuveen Funds’ securities brought to its attention and considers the risks to the Nuveen Funds in assessing the possible resolutions to these matters. The Audit Committee may also consider any financial risk exposures for the Nuveen Funds in conjunction with performing its functions.

To fulfill its oversight duties, the Audit Committee receives annual and semi-annual reports and has regular meetings with the external auditors for the Nuveen Funds and the Adviser’s internal audit group. The Audit Committee also may review in a general manner the processes the Board or other Board committees have in place with respect to risk assessment and risk management as well as compliance with legal and regulatory matters relating to the Nuveen Funds’ financial statements. The committee operates under a written charter adopted and approved by the Board. Members of the Audit Committee shall be independent (as set forth in the charter) and free of any relationship that, in the opinion of the directors, would interfere with their exercise of independent judgment as an Audit Committee member. The members of the Audit Committee are Robert P. Bremner, David J. Kundert, Chair, William J. Schneider, Carole E. Stone and Terence J. Toth, each of whom is an independent director of the Nuveen Funds. During the fiscal period ended April 30, 2011, the Audit Committee met one time.

The Nominating and Governance Committee is responsible for seeking, identifying and recommending to the Board qualified candidates for election or appointment to the Board. In addition, the Nominating and Governance Committee oversees matters of corporate governance, including the evaluation of Board performance and processes, the assignment and rotation of committee members, and the establishment of corporate governance guidelines and procedures, to the extent necessary or desirable, and matters related thereto. Although the unitary and committee structure has been developed over the years and the Nominating and Governance Committee believes the structure has provided efficient and effective governance, the committee recognizes that as demands on the Board evolve over time (such as through an increase in the number of funds overseen or an increase in the complexity of the issues raised), the committee must continue to evaluate the Board and committee structures and their processes and modify the foregoing as may be necessary or appropriate to continue to provide effective governance. Accordingly, the Nominating and Governance Committee has a separate meeting each year to, among other things, review the Board and committee structures, their performance and functions, and recommend any modifications thereto or alternative structures or processes that would enhance the Board’s governance of the Nuveen Funds.

In addition, the Nominating and Governance Committee, among other things, makes recommendations concerning the continuing education of directors; monitors performance of legal counsel and other service providers; establishes and monitors a process by which security holders are able to communicate in writing with members of the Board; and periodically reviews and makes recommendations about any appropriate changes to director compensation. In the event of a vacancy on the Board, the Nominating and Governance Committee receives suggestions from various sources, including shareholders, as to suitable candidates. Suggestions should be sent in writing to Lorna Ferguson, Manager of Fund Board Relations, Nuveen Investments, 333 West Wacker Drive, Chicago, IL 60606. The Nominating and Governance Committee sets appropriate standards and requirements for nominations for new directors and reserves the right to interview any and all candidates and to make the final selection of any new directors. In considering a candidate’s qualifications, each candidate must meet certain basic requirements, including relevant skills and experience, time availability (including the

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time requirements for due diligence site visits to sub-advisers and service providers) and, if qualifying as an independent director candidate, independence from the Adviser, sub-advisers, the Distributor and other service providers, including any affiliates of these entities. These skill and experience requirements may vary depending on the current composition of the Board, since the goal is to ensure an appropriate range of skills, diversity and experience, in the aggregate. Accordingly, the particular factors considered and weight given to these factors will depend on the composition of the Board and the skills and backgrounds of the incumbent directors at the time of consideration of the nominees. All candidates, however, must meet high expectations of personal integrity, independence, governance experience and professional competence. All candidates must be willing to be critical within the Board and with management and yet maintain a collegial and collaborative manner toward other Board members. The committee operates under a written charter adopted and approved by the Board. This committee is composed of the independent directors of the Nuveen Funds. Accordingly, the members of the Nominating and Governance Committee are Robert P. Bremner, Chair, Jack B. Evans, William C. Hunter, David J. Kundert, William J. Schneider, Judith M. Stockdale, Carole E. Stone, Virginia L. Stringer and Terence J. Toth. During the fiscal period ended April 30, 2011, the Nominating and Governance Committee met one time.

The Dividend Committee is authorized to declare distributions on the Nuveen Funds’ shares, including, but not limited to, regular and special dividends, capital gains and ordinary income distributions. The members of the Dividend Committee are Jack B. Evans, Chair, Judith M. Stockdale and Terence J. Toth. During the fiscal period ended April 30, 2011, the Dividend Committee met one time.

The Compliance, Risk Management and Regulatory Oversight Committee (the “Compliance Committee”) is responsible for the oversight of compliance issues, risk management and other regulatory matters affecting the Nuveen Funds that are not otherwise the jurisdiction of the other committees. The Board has adopted and periodically reviews policies and procedures designed to address the Nuveen Funds’ compliance and risk matters. As part of its duties, the Compliance Committee reviews the policies and procedures relating to compliance matters and recommends modifications thereto as necessary or appropriate to the full Board; develops new policies and procedures as new regulatory matters affecting the Nuveen Funds arise from time to time; evaluates or considers any comments or reports from examinations from regulatory authorities and responses thereto; and performs any special reviews, investigations or other oversight responsibilities relating to risk management, compliance and/or regulatory matters as requested by the Board.

In addition, the Compliance Committee is responsible for risk oversight, including, but not limited to, the oversight of risks related to investments and operations. Such risks include, among other things, exposures to particular issuers, market sectors, or types of securities; risks related to product structure elements, such as leverage; and techniques that may be used to address those risks, such as hedging and swaps. In assessing issues brought to the committee’s attention or in reviewing a particular policy, procedure, investment technique or strategy, the Compliance Committee evaluates the risks to the Nuveen Funds in adopting a particular approach compared to the anticipated benefits to the Nuveen Funds and their shareholders. In fulfilling its obligations, the Compliance Committee meets on a quarterly basis, and at least once a year in person. The Compliance Committee receives written and oral reports from the Nuveen Funds’ Chief Compliance Officer (“CCO”) and meets privately with the CCO at each of its quarterly meetings. The CCO also provides an annual report to the full Board regarding the operations of the Nuveen Funds’ and other service providers’ compliance programs as well as any recommendations for modifications thereto. The Compliance Committee also receives reports from the Adviser’s investment services group regarding various investment risks. Notwithstanding the foregoing, the full Board also participates in discussions with management regarding certain matters relating to investment risk, such as the use of leverage and hedging. The investment services group therefore also reports to the full Board at its quarterly meetings regarding, among other things, fund performance and the various drivers of such performance. Accordingly, the Board directly and/or in conjunction with the Compliance Committee oversees matters relating to investment risks. Matters not addressed at the committee level are addressed directly by the full Board. The committee operates under a written charter adopted and approved by the Board. The members of the Compliance Committee are Jack B. Evans, William C. Hunter, William J. Schneider, Judith M. Stockdale, Chair, and Virginia L. Stringer. During the fiscal period ended April 30, 2011, the Compliance Committee met one time.

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Prior to the Transaction, the Funds had an Audit Committee, a Pricing Committee and a Governance Committee. The following table presents the number of times each Committee met during the period from July 1, 2010 through December 31, 2010.

Committee	Number of Committee Meetings Held During NIF’s Period from July 1, 2010 through December 31, 2010
Audit Committee	3
Pricing Committee	2
Governance Committee	1

Board Diversification and Director Qualifications

In determining that a particular director was qualified to serve on the Board, the Board has considered each director’s background, skills, experience and other attributes in light of the composition of the Board with no particular factor controlling. The Board believes that directors need to have the ability to critically review, evaluate, question and discuss information provided to them, and to interact effectively with Fund management, service providers and counsel, in order to exercise effective business judgment in the performance of their duties, and the Board believes each director satisfies this standard. An effective director may achieve this ability through his or her educational background; business, professional training or practice; public service or academic positions; experience from service as a board member or executive of investment funds, public companies or significant private or not-for-profit entities or other organizations; and or/other life experiences. Accordingly, set forth below is a summary of the experiences, qualifications, attributes, and skills that led to the conclusion, as of the date of this document, that each director should continue to serve in that capacity. References to the experiences, qualifications, attributes and skills of directors are pursuant to requirements of the Securities and Exchange Commission, do not constitute holding out the Board or any director as having any special expertise or experience and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

John P. Amboian

Mr. Amboian, an interested director of the Nuveen Funds, joined Nuveen Investments in June 1995 and became Chief Executive Officer in July 2007 and Chairman in November 2007. Prior to this, since 1999, he served as President with responsibility for the firm’s product, marketing, sales, operations and administrative activities. Mr. Amboian initially served Nuveen Investments as Executive Vice President and Chief Financial Officer. Prior to joining Nuveen Investments, Mr. Amboian held key management positions with two consumer product firms affiliated with the Phillip Morris Companies. He served as Senior Vice President of Finance, Strategy and Systems at Miller Brewing Company. Mr. Amboian began his career in corporate and international finance at Kraft Foods, Inc., where he eventually served as Treasurer. He received a Bachelor’s degree in economics and a Masters of Business Administration (“MBA”) from the University of Chicago. Mr. Amboian serves on the Board of Directors of Nuveen Investments and is a Board Member or Trustee of the Investment Company Institute Board of Governors, Boys and Girls Clubs of Chicago, Children’s Memorial Hospital and Foundation, the Council on the Graduate School of Business (University of Chicago), and the North Shore Country Day School Foundation. He is also a member of the Civic Committee of the Commercial Club of Chicago and the Economic Club of Chicago.

Robert P. Bremner

Mr. Bremner, the Nuveen Funds’ Independent Chairman, is a private investor and management consultant in Washington, D.C. His biography of William McChesney Martin, Jr., a former chairman of the Federal Reserve Board, was published by Yale University Press in November 2004. From 1994 to 1997, he was a Senior Vice President at Samuels International Associates, an international consulting firm specializing in governmental policies, where he served in a part-time capacity. Previously, Mr. Bremner was a partner in the LBK Investors Partnership and was chairman and majority stockholder with ITC Investors Inc., both private investment firms. He currently serves on the Board and as Treasurer of the Humanities Council of Washington D.C. and is a Board Member of the

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Independent Directors Council affiliated with the Investment Company Institute. From 1984 to 1996, Mr. Bremner was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He began his career at the World Bank in Washington D.C. He graduated with a Bachelor of Science degree from Yale University and received his MBA from Harvard University.

Jack B. Evans

President of the Hall-Perrine Foundation, a private philanthropic corporation, since 1996, Mr. Evans was formerly President and Chief Operating Officer of the SCI Financial Group, Inc., a regional financial services firm headquartered in Cedar Rapids, Iowa. Formerly, he was a member of the Board of the Federal Reserve Bank of Chicago as well as a Director of Alliant Energy. Mr. Evans is Chairman of the Board of United Fire Group, sits on the Board of the Source Media Group, is a member of the Board of Regents for the State of Iowa University System, is a Life Trustee of Coe College and is a member of the Advisory Council of the Department of Finance in the Tippie College of Business, University of Iowa. He has a Bachelor of Arts degree from Coe College and an MBA from the University of Iowa.

William C. Hunter

Mr. Hunter was appointed Dean of the Henry B. Tippie College of Business at the University of Iowa effective July 1, 2006. He had been Dean and Distinguished Professor of Finance at the University of Connecticut School of Business since June 2003. From 1995 to 2003, he was the Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago. While there he served as the Bank’s Chief Economist and was an Associate Economist on the Federal Reserve System’s Federal Open Market Committee (FOMC). In addition to serving as a Vice President in charge of financial markets and basic research at the Federal Reserve Bank in Atlanta, he held faculty positions at Emory University, Atlanta University, the University of Georgia and Northwestern University. A past Director of the Credit Research Center at Georgetown University, SS&C Technologies, Inc. (2005) and past President of the Financial Management Association International, he has consulted with numerous foreign central banks and official agencies in Western Europe, Central and Eastern Europe, Asia, Central America and South America. From 1990 to 1995, he was a U.S. Treasury Advisor to Central and Eastern Europe. He has been a Director of the Xerox Corporation since 2004 and Wellmark, Inc. since 2009. He is President-Elect of Beta Gamma Sigma, Inc., the International Business Honor Society.

David J. Kundert

Mr. Kundert retired in 2004 as Chairman of JPMorgan Fleming Asset Management, and as President and CEO of Banc One Investment Advisors Corporation, and as President of One Group Mutual Funds. Prior to the merger between Bank One Corporation and JPMorgan Chase and Co., he was Executive Vice President, Bank One Corporation and, since 1995, the Chairman and CEO, Banc One Investment Management Group. From 1988 to 1992, he was President and CEO of Bank One Wisconsin Trust Company. Currently, Mr. Kundert is a Director of the Northwestern Mutual Wealth Management Company. He started his career as an attorney for Northwestern Mutual Life Insurance Company. Mr. Kundert has served on the Board of Governors of the Investment Company Institute and he is currently a member of the Wisconsin Bar Association. He is on the Board of the Greater Milwaukee Foundation and chairs its Investment Committee. He received his Bachelor of Arts degree from Luther College, and his Juris Doctor from Valparaiso University.

William J. Schneider

Mr. Schneider is currently Chairman, formerly Senior Partner and Chief Operating Officer (retired, December 2004) of Miller-Valentine Partners Ltd., a real estate investment company. He was formerly a Director and Past Chair of the Dayton Development Coalition. He was formerly a member of the Community Advisory Board of the National City Bank in Dayton as well as a former member of the Business Advisory Council of the Cleveland Federal Reserve Bank. Mr. Schneider is a member of the Business Advisory Council for the University of Dayton College of Business. Mr. Schneider was an independent Trustee of the Flagship Funds, a group of municipal open-end funds. He also served as Chair of the Miami Valley Hospital and as Chair of the Finance Committee of its parent holding company. Mr. Schneider has a Bachelor of Science in Community Planning from the University of Cincinnati and a Masters of Public Administration from the University of Dayton.

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Judith M. Stockdale

Ms. Stockdale is currently Executive Director of the Gaylord and Dorothy Donnelley Foundation, a private foundation working in land conservation and artistic vitality in the Chicago region and the Low country of South Carolina. Her previous positions include Executive Director of the Great Lakes Protection Fund, Executive Director of Openlands, and Senior Staff Associate at the Chicago Community Trust. She has served on the Boards of the Land Trust Alliance, the National Zoological Park, the Governor’s Science Advisory Council (Illinois), the Nancy Ryerson Ranney Leadership Grants Program, Friends of Ryerson Woods and the Donors Forum. Ms. Stockdale, a native of the United Kingdom, has a Bachelor of Science degree in geography from the University of Durham (UK) and a Master of Forest Science degree from Yale University.

Carole E. Stone

Ms. Stone retired from the New York State Division of the Budget in 2004, having served as its Director for nearly five years and as Deputy Director from 1995 through 1999. Ms. Stone is currently on the Board of Directors of the Chicago Board Options Exchange, CBOE Holdings, Inc. and C2 Options Exchange, Incorporated. She has also served as the Chair of the New York Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. Ms. Stone has a Bachelor of Arts from Skidmore College in Business Administration.

Virginia L. Stringer

Ms. Stringer served as the independent chair of the Board of the First American Fund Complex from 1997 to 2010, having joined such Board in 1987. Ms. Stringer serves on the Governing Board of the Investment Company Institute’s Independent Directors Council and on the board of the Mutual Fund Directors Forum. She is a recipient of the Outstanding Corporate Director award from Twin Cities Business Monthly and the Minnesota Chapter of the National Association of Corporate Directors. Ms. Stringer is the immediate past board chair of the Oak Leaf Trust, director and immediate past board chair of the Saint Paul Riverfront Corporation and is immediate past President of the Minneapolis Club’s Governing Board. She is a director and former board chair of the Minnesota Opera and a Life Trustee and former board of the Voyageur Outward Bound School. She also served as a trustee of Outward Bound USA. She was appointed by the Governor of Minnesota Board on Judicial Standards and recently served on a Minnesota Supreme Court Judicial Advisory Committee to reform the state’s judicial disciplinary process. She is a member of the International Women’s Forum and attended the London Business School as an International Business Fellow. Ms. Stringer also served as board chair of the Human Resource Planning Society, the Minnesota Women’s Campaign Fund and the Minnesota Women’s Economic Roundtable. Ms. Stringer is the retired founder of Strategic Management Resources, a consulting practice focused on corporate governance, strategy and leadership. She has twenty five years of corporate experience having held executive positions in general management, marketing and human resources with IBM and the Pillsbury Company.

Terence J. Toth

Mr. Toth is a Director, Legal & General Investment Management America, Inc. (since 2008) and a Managing Partner, Promus Capital (since 2008). From 2004 to 2007, he was Chief Executive Officer and President of Northern Trust Global Investments, and Executive Vice President of Quantitative Management & Securities Lending from 2000 to 2004. He also formerly served on the Board of the Northern Trust Mutual Funds. He joined Northern Trust in 1994 after serving as Managing Director and Head of Global Securities Lending at Bankers Trust (1986 to 1994) and Head of Government Trading and Cash Collateral Investment at Northern Trust from 1982 to 1986. He currently serves on the Boards of the Goodman Theatre and Chicago Fellowship, and is Chairman of the Board of Catalyst Schools of Chicago. Mr. Toth graduated with a Bachelor of Science degree from the University of Illinois, and received his MBA from New York University. In 2005, he graduated from the CEO Perspectives Program at Northwestern University.

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Fund Shares Owned by the Directors

The information in the table below discloses the dollar ranges of (i) each Director’s beneficial ownership in each Fund, and (ii) each Director’s aggregate beneficial ownership in all funds within the Nuveen Funds complex, including in each case the value of fund shares elected by Directors in the directors’ deferred compensation plan, based on the value of fund shares as of April 30, 2011.

Directors
	Bremner[1]	Evans[1]	Hunter[1]	Kundert[1]	Schneider[1]	Stockdale[1]	Stone[1]	Stringer	Toth[1]	Amboian[1]
Aggregate Holdings—Fund Complex	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000	Over $100,000
Intermediate Tax Free Fund	—	—	—	—	—	—	—	—	—	—
Short Term Municipal Bond Fund	—	—	—	—	—	—	—	—	—	—
Tax Free Fund	—	—	—	—	—	—	—	—	—	—

[1]	All directors, except for Ms. Stringer, were appointed to the Board of Directors effective January 1, 2011.

As of August 1, 2011, none of the Independent Directors or their immediate family members owned, beneficially, or of record, any securities in (i) an investment adviser or principal underwriter of the Funds or (ii) a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser or principal underwriter of the Funds.

Board Compensation

The following table shows, for each independent director, (1) the aggregate compensation paid by the Funds for the fiscal period ended April 30, 2011, (2) the amount of total compensation paid by the Funds that has been deferred, and (3) the total compensation paid to each director by the Nuveen Funds during the fiscal period ended April 30, 2011.

Name of Director	Aggregate Compensation From Funds	Amount of Total Compensation that Has Been Deferred	Total Compensation From Nuveen Funds Paid to Director[3]
Robert P. Bremner[1]	$1,343	$—	$297,287
Jack B. Evans[1]	982	—	247,025
William C. Hunter[1]	906	—	222,030
David J. Kundert[1]	1,057	—	265,580
William J. Schneider[1]	1,049	—	266,529
Judith M. Stockdale[1]	982	—	229,390
Carole E. Stone[1]	1,016	—	211,400
Virginia L. Stringer[2]	9,498	—	57,000
Terence J. Toth[1]	1,051	—	246,580

[1]	All directors, except for Ms. Stringer, were appointed to the Board of Directors effective January 1, 2011.

[2]	Ms. Stringer was a member of the Board of Directors prior to the closing of the Transaction.

[3]	Does not include compensation paid for the period of July 1, 2010 to December 31, 2010 from funds that are now Nuveen Funds, but were advised by FAF prior to the closing of the Transaction.

Independent directors receive a $120,000 annual retainer plus (a) a fee of $4,500 per day for attendance in person or by telephone at regularly scheduled meetings of the Board; (b) a fee of $3,000 per meeting for attendance in person or by telephone at special, non-regularly scheduled Board meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (c) a fee of $2,500 per meeting for attendance in person or by telephone at Audit Committee meetings where

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in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (d) a fee of $2,500 per meeting for attendance in person or by telephone at Compliance, Risk Management and Regulatory Oversight Committee meetings where in-person attendance is required and $2,000 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required; (e) a fee of $1,000 per meeting for attendance in person or by telephone at Dividend Committee meetings; and (f) a fee of $500 per meeting for attendance in person or by telephone at all other committee meetings ($1,000 for shareholder meetings) where in-person attendance is required and $250 per meeting for attendance by telephone or in person at such committee meetings (excluding shareholder meetings) where in-person attendance is not required, and $100 per meeting when the Executive Committee acts as pricing committee for IPOs, plus, in each case, expenses incurred in attending such meetings, provided that no fees are received for meetings held on days on which regularly scheduled Board meetings are held. In addition to the payments described above, the Chairman of the Board receives $75,000, the chairpersons of the Audit Committee, the Dividend Committee and the Compliance, Risk Management and Regulatory Oversight Committee receive $10,000 each and the chairperson of the Nominating and Governance Committee receives $5,000 as additional retainers. Independent directors also receive a fee of $3,000 per day for site visits to entities that provide services to the Nuveen Funds on days on which no Board meeting is held. When ad hoc committees are organized, the Nominating and Governance Committee will at the time of formation determine compensation to be paid to the members of such committee; however, in general, such fees will be $1,000 per meeting for attendance in person or by telephone at ad hoc committee meetings where in-person attendance is required and $500 per meeting for attendance by telephone or in person at such meetings where in-person attendance is not required. The annual retainer, fees and expenses are allocated among the Nuveen Funds on the basis of relative net assets, although management may, in its discretion, establish a minimum amount to be allocated to each fund.

NIF does not have a retirement or pension plan. NIF has a deferred compensation plan (the “Deferred Compensation Plan”) that permits any independent director to elect to defer receipt of all or a portion of his or her compensation as an independent director. The deferred compensation of a participating director is credited to a book reserve account of NIF when the compensation would otherwise have been paid to the director. The value of the director’s deferral account at any time is equal to the value that the account would have had if contributions to the account had been invested and reinvested in shares of one or more of the eligible Nuveen Funds. At the time for commencing distributions from a director’s deferral account, the independent director may elect to receive distributions in a lump sum or over a period of five years. NIF will not be liable for any other fund’s obligations to make distributions under the Deferred Compensation Plan.

The Funds have no employees. The officers of NIF and the director of NIF who is not an independent director serve without any compensation from the Funds.

Sales Loads

Directors of the Funds and certain other Fund affiliates may purchase the Funds’ Class I shares. See the Funds’ Prospectus for details.

CODES OF ETHICS

The Funds, the other Nuveen Funds, the Adviser, Nuveen Asset Management, and other related entities have adopted codes of ethics which essentially prohibit all Nuveen Funds management personnel, including the Funds’ portfolio managers, from engaging in personal investments which compete or interfere with, or attempt to take advantage of, a Fund’s anticipated or actual portfolio transactions, and are designed to assure that the interests of the shareholders are placed before the interests of Nuveen personnel in connection with personal investment transactions. Each of these codes of ethics permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by the Funds. These codes of ethics are on public file with, and are available from, the SEC.

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PROXY VOTING POLICIES

The Funds invest their assets primarily in municipal bonds and cash management securities. On rare occasions the Funds may acquire, directly or through a special purpose vehicle, equity securities of a municipal bond issuer whose bonds the Funds already own when such bonds have deteriorated or are expected shortly to deteriorate significantly in credit quality. The purpose of acquiring equity securities generally will be to acquire control of the municipal bond issuer and to seek to prevent the credit deterioration or facilitate the liquidation or other workout of the distressed issuer’s credit problem. In the course of exercising control of a distressed municipal issuer, Nuveen Asset Management may pursue the Funds’ interests in a variety of ways, which may entail negotiating and executing consents, agreements and other arrangements, and otherwise influencing the management of the issuer. Nuveen Asset Management does not consider such activities proxy voting for purposes of Rule 206(4)-6 under the 1940 Act, but nevertheless provides reports to the Funds’ Board of Directors on its control activities on a quarterly basis.

In the rare event that a municipal issuer were to issue a proxy or that the Funds were to receive a proxy issued by a cash management security, Nuveen Asset Management would either engage an independent third party to determine how the proxy should be voted or vote the proxy with the consent, or based on the instructions, of the Funds’ Board of Directors or its representative. A member of Nuveen Asset Management’s legal department would oversee the administration of the voting, and ensure that records were maintained in accordance with Rule 206(4)-6, reports were filed with the SEC on Form N-PX, and the results provided to the Funds’ Board of Directors and made available to shareholders as required by applicable rules.

ADVISER AND SUB-ADVISER

Investment Adviser

The investment adviser of the Funds is Nuveen Fund Advisors, Inc. The Adviser, located at 333 West Wacker Drive, Chicago, Illinois 60606, serves as the manager of each Fund, with responsibility for the overall management of each Fund. The Adviser is also responsible for managing each Fund’s business affairs and providing day-to-day administrative services to each Fund.

The Adviser is an affiliate of the Distributor, which is also located at 333 West Wacker Drive, Chicago, Illinois 60606. The Distributor is the principal underwriter for the Nuveen Mutual Funds, and has served as co-managing underwriter for the shares of the Nuveen Closed-End Funds. The Adviser and the Distributor are subsidiaries of Nuveen Investments.

On November 13, 2007, Nuveen Investments was acquired by investors led by Madison Dearborn Partners, LLC, which is a private equity investment firm based in Chicago, Illinois (the “MDP Acquisition”).

Each Fund is dependent upon services and resources provided by the Adviser and therefore the Adviser‘s parent, Nuveen Investments. Nuveen Investments increased its level of debt in connection with the MDP Acquisition. Nuveen Investments believes that monies generated from operations and cash on hand will be adequate to fund debt service requirements, capital expenditures and working capital requirements for the foreseeable future; however, Nuveen Investments’ ability to continue to fund these items, to service its debt and to maintain compliance with covenants in its debt agreements may be affected by general economic, financial, competitive, legislative, legal and regulatory factors and by its ability to refinance or repay outstanding indebtedness with scheduled maturities beginning in 2014. In the event that Nuveen Investments breaches certain of the covenants included in its debt agreements, the breach of such covenants may result in the accelerated payment of its outstanding debt, increase the cost of such debt or generally have an adverse effect on the financial condition of Nuveen Investments.

For the management services and facilities furnished by the Adviser, each of the Funds has agreed to pay an annual management fee at a rate set forth in the Prospectus under “Who Manages the Funds.” In addition, the Adviser has agreed to waive all or a portion of its management fee or reimburse certain expenses of the Funds.

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Each Fund’s management fee is divided into two components—a complex-level fee based on the aggregate amount of all eligible Fund assets managed by the Adviser and its affiliates, and a specific fund-level fee based only on the amount of assets within each individual Fund. This pricing structure enables Fund shareholders to benefit from growth in the assets within each individual Fund as well as from growth in the amount of complex-wide assets managed by the Adviser. Under no circumstances will this pricing structure result in a Fund paying management fees at a rate higher than would otherwise have been applicable had the complex-wide management fee structure not been implemented.

Each Fund has agreed to pay an annual fund-level management fee, payable monthly, based upon the average daily net assets of each Fund as set forth in the Prospectus.

Each Fund’s complex-level fee is payable monthly and is additive to the fund-level fee. It is determined by taking the current overall complex-level fee rate, which is based on the aggregate amount of the “eligible assets” of all Nuveen Funds, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular Fund’s assets that are not “eligible assets.” The current overall complex-level fee schedule is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996%
$57 billion	0.1989%
$60 billion	0.1961%
$63 billion	0.1931%
$66 billion	0.1900%
$71 billion	0.1851%
$76 billion	0.1806%
$80 billion	0.1773%
$91 billion	0.1691%
$125 billion	0.1599%
$200 billion	0.1505%
$250 billion	0.1469%
$300 billion	0.1445%

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances.

A Fund’s complex-level fee rate will not exceed the maximum overall complex-level fee rate of 0.2000%. As of June 30, 2011, the Funds’ complex-level fees were:

Fund	Complex-Level Fee Rate
Nuveen Intermediate Tax Free Fund	0.1978%
Nuveen Short Term Municipal Bond Fund	0.1997%
Nuveen Tax Free Fund	0.1986%

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The following table sets forth total advisory fees paid to the Adviser (for the period of January 1, 2011 through April 30, 2011) before waivers and after waivers for each Fund:

	January 1, 2011 through April 30, 2011
Fund	Advisory Fee Before Waivers	Advisory Fee After Waivers[1]
Intermediate Tax Free Fund	$1,450,139	$1,450,139
Short Term Municipal Bond Fund	449,255	449,255
Tax Free Fund	844,791	842,754

[1]	Advisory and certain other fees for the period were waived by the Adviser to comply with total operating expense limitations that were agreed upon by the Fund and the Adviser.

As noted, FAF served as the Fund’s investment adviser prior to the consummation of the Transaction. The following table sets forth total advisory fees paid to FAF before waivers and after waivers for each Fund for the fiscal years ended June 30, 2009 and June 30, 2010 and the period from July 1, 2010 through December 31, 2010:

	Fiscal Year Ended June 30, 2009		Fiscal Year Ended June 30, 2010		July 1, 2010 through December 31, 2010
Fund	Advisory Fee Before Waivers	Advisory Fee After Waivers[1]	Advisory Fee Before Waivers	Advisory Fee After Waivers[1]	Advisory Fee Before Waivers	Advisory Fee After Waivers[1]
Intermediate Tax Free Fund	$3,287,390	$2,824,595	$3,696,299	$3,144,837	$2,020,097	$1,697,272
Short Term Municipal Bond Fund	796,650	381,836	1,323,796	746,101	800,606	469,401
Tax Free Fund	2,100,465	1,650,646	2,324,711	1,840,064	1,294,332	1,011,584

[1]	Advisory and certain other fees for the period were waived by FAF to comply with total operating expense limitations that were agreed upon by the Fund and FAF.

In addition to the Adviser‘s management fee, each Fund also pays a portion of NIF’s general expenses allocated in proportion to the net assets of the Fund. All fees and expenses are accrued daily and deducted before payment of dividends to investors.

Sub-Adviser

The Adviser has selected its affiliate, Nuveen Asset Management, LLC, located at 333 West Wacker Drive, Chicago, Illinois 60606, to serve as sub-adviser to manage the investment portfolio of each of the Funds. The Adviser pays Nuveen Asset Management a portfolio management fee for each Fund equal to the percentage shown below of the advisory fee paid to the Adviser for its services to the Fund (net of any waivers, reimbursement payments, supermarket fees and alliance fees waived, reimbursed or paid by the Adviser in respect of each Fund).

Fund	Percentage of Fee to be paid by the Adviser to Nuveen Asset Management
Intermediate Tax Free Fund	41.6667%
Short Term Municipal Bond Fund	44.4444%
Tax Free Fund	41.6667%

Additional Payments to Financial Intermediaries

In addition to the sales charge payments and the distribution, service and transfer agency fees described in the Prospectus and elsewhere in this SAI, the Adviser and/or the Distributor may make additional payments out of its own assets to selected intermediaries that sell shares of the Nuveen Mutual Funds (such as brokers, dealers, banks, registered investment advisers, retirement plan administrators and other intermediaries; hereinafter, individually, “Intermediary,” and collectively, “Intermediaries”) under the categories described below for the purposes of promoting the sale of Fund shares, maintaining share balances and/or for sub-accounting, administrative or shareholder processing services.

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The amounts of these payments could be significant and may create an incentive for an Intermediary or its representatives to recommend or offer shares of the Nuveen Mutual Funds to its customers. The Intermediary may elevate the prominence or profile of the Funds within the Intermediary’s organization by, for example, placing the Funds on a list of preferred or recommended funds and/or granting the Adviser and/or the Distributor preferential or enhanced opportunities to promote the Funds in various ways within the Intermediary’s organization.

These payments are made pursuant to negotiated agreements with Intermediaries. The payments do not change the price paid by investors for the purchase of a share or the amount a Fund will receive as proceeds from such sales. Furthermore, these payments are not reflected in the fees and expenses listed in the fee table section of the Funds’ Prospectus and described above because they are not paid by the Funds.

The categories of payments described below are not mutually exclusive, and a single Intermediary may receive payments under all categories.

Marketing Support Payments and Program Servicing Payments

The Adviser and/or the Distributor may make payments for marketing support and/or program servicing to selected Intermediaries that are registered as holders or dealers of record for accounts invested in one or more of the Nuveen Mutual Funds or that make Nuveen Mutual Fund shares available through employee benefit plans or fee-based advisory programs to compensate them for the variety of services they provide.

Marketing Support Payments. Services for which an Intermediary receives marketing support payments may include business planning assistance, advertising, educating the Intermediary’s personnel about the Nuveen Mutual Funds in connection with shareholder financial planning needs, placement on the Intermediary’s preferred or recommended fund company list, and access to sales meetings, sales representatives and management representatives of the Intermediary. In addition, Intermediaries may be compensated for enabling Nuveen representatives to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other employees, client and investor events and other events sponsored by the Intermediary.

The Adviser and/or the Distributor compensate Intermediaries differently depending upon, among other factors, the number or value of Nuveen Mutual Funds shares that the Intermediary sells or may sell, the value of the assets invested in the Nuveen Mutual Funds by the Intermediary’s customers, redemption rates, ability to attract and retain assets, reputation in the industry and the level and/or type of marketing assistance and educational activities provided by the Intermediary. Such payments are generally asset-based but also may include the payment of a lump sum.

Program Servicing Payments. Services for which an Intermediary receives program servicing payments typically include recordkeeping, reporting, or transaction processing, but may also include services rendered in connection with fund/investment selection and monitoring, employee enrollment and education, plan balance rollover or separation, or other similar services. An Intermediary may perform program services itself or may arrange with a third party to perform program services.

Program servicing payments typically apply to employee benefit plans, such as retirement plans, or fee-based advisory programs but may apply to retail sales and assets in certain situations. The payments are based on such factors as the type and nature of services or support furnished by the Intermediary and are generally asset-based.

Marketing Support and Program Servicing Payment Guidelines. In the case of any one Intermediary, marketing support and program servicing payments are not expected, with certain limited exceptions, to exceed, in the aggregate, 0.35% of the average net assets of Fund shares attributable to that Intermediary on an annual basis. In connection with the sale of a business by U.S. Bank N.A. (which was the parent company of a firm a portion of whose business has since been acquired by the Adviser) to Great-West Life & Annuity Insurance Company (“Great-West”), the Adviser has a services agreement with GWFS Equities, Inc., an affiliate of Great-West, which provides for payments of up to 0.60% of the average net assets of Fund shares attributable to GWFS Equities, Inc. on an annual basis.

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Other Payments

From time to time, the Adviser and/or the Distributor, at their expense, may provide other compensation to Intermediaries that sell or arrange for the sale of shares of the Funds, which may be in addition to marketing support and program servicing payments described above. For example, the Adviser and/or the Distributor may: (i) compensate Intermediaries for National Securities Clearing Corporation networking system services (e.g., shareholder communication, account statements, trade confirmations, and tax reporting) on an asset-based or per account basis; (ii) compensate Intermediaries for providing Fund shareholder trading information; (iii) make one-time or periodic payments to reimburse selected Intermediaries for items such as ticket charges (i.e., fees that an Intermediary charges its representatives for effecting transactions in Fund shares) of up to $25 per purchase or exchange order, operational charges (e.g., fees that an Intermediary charges for establishing a Fund on its trading system), and literature printing and/or distribution costs; and (iv) at the direction of a retirement plan's sponsor, reimburse or pay direct expenses of an employee benefit plan that would otherwise be payable by the plan.

When not provided for in a marketing support or program servicing agreement, the Adviser and/or the Distributor may pay Intermediaries for enabling the Adviser and/or the Distributor to participate in and/or present at conferences or seminars, sales or training programs for invited registered representatives and other Intermediary employees, client and investor events and other Intermediary-sponsored events, and for travel expenses, including lodging incurred by registered representatives and other employees in connection with prospecting, asset retention and due diligence trips. These payments may vary depending upon the nature of the event. The Adviser and/or the Distributor make payments for such events as they deem appropriate, subject to their internal guidelines and applicable law. Wholesale representatives of the Distributor may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

The Adviser and/or the Distributor occasionally sponsors due diligence meetings for registered representatives during which they receive updates on various Nuveen Mutual Funds and are afforded the opportunity to speak with portfolio managers. Although invitations to these meetings are not conditioned on selling a specific number of shares, those who have shown an interest in Nuveen Mutual Funds are more likely to be considered. To the extent permitted by their firm’s policies and procedures, all or a portion of registered representatives’ expenses in attending these meetings may be covered by the Adviser and/or the Distributor.

Certain third parties, affiliates of the Adviser and employees of the Adviser or its affiliates may receive cash compensation from the Adviser and/or the Distributor in connection with establishing new client relationships with the Nuveen Mutual Funds. Such compensation may vary by product and by Intermediary. Total compensation of employees of the Adviser and its affiliates with marketing and/or sales responsibilities is based in part on their generation of new client relationships, including new client relationships with the Nuveen Mutual Funds, and such employees may receive additional compensation if they meet certain targets for sales of one or more Nuveen Mutual Funds.

Other compensation may be offered to the extent not prohibited by state laws or any self-regulatory agency, such as FINRA. Investors can ask their Intermediary for information about any payments it receives from the Adviser and/or the Distributor and the services it provides for those payments.

Investors may wish to take Intermediary payment arrangements into account when considering and evaluating any recommendations relating to Fund shares.

Intermediaries Receiving Additional Payments

The following is a list of Intermediaries receiving one or more of the types of payments discussed above as of August 18, 2011:

ADP Broker-Dealer, Inc.

American Enterprise Investment Services, Inc.

American United Life Insurance Company

Ameriprise Financial Services, Inc.

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Ascensus (formerly BISYS Retirement Services, Inc.)

Banc of America Investment Services, Inc.

Benefit Plans Administrative Services, Inc.

Benefit Trust Company

Charles Schwab & Co., Inc.

Citigroup Global Markets Inc. / Morgan Stanley Smith Barney LLC

Commonwealth Equity Services, LLP, DBA Commonwealth Financial Network

Country Trust Bank

CPI Qualified Plan Consultants, Inc.

Digital Retirement Solutions, Inc.

Dyatech, LLC

ExpertPlan, Inc.

Fidelity Brokerage Services LLC / National Financial Services LLC

Fidelity Investments Institutional Operations Company, Inc.

Genesis Employee Benefits, Inc. DBA America’s VEBA Solution

GWFS Equities, Inc.

Hartford Life Insurance Company

Hartford Securities Distribution Company, Inc.

Hewitt Associates LLC

ICMA Retirement Corporation

ING Institutional Plan Services, LLC / ING Investment Advisors, LLC (formerly CitiStreet LLC

/CitiStreet Advisors LLC)

ING Life Insurance and Annuity Company / ING Institutional Plan Services LLC

J.P. Morgan Retirement Plan Services, LLC

Janney Montgomery Scott LLC

Leggette Actuaries, Inc.

Lincoln Retirement Services Company LLC / AMG Service Corp.

Linsco/Private Ledger Corp.

Marshall & Ilsley Trust Company, N.A.

Massachusetts Mutual Life Insurance Company

Mercer HR Outsourcing LLC

Merrill Lynch, Pierce, Fenner & Smith Inc.

MetLife Securities, Inc.

Mid Atlantic Capital Corporation

Morgan Stanley & Co., Incorporated / Morgan Stanley Smith Barney LLC

MSCS Financial Services, LLC

Nationwide Financial Services, Inc.

Newport Retirement Services, Inc.

NYLife Distributors LLC

Pershing LLC

Princeton Retirement Group / GPC Securities, Inc.

Principal Life Insurance Company

Prudential Insurance Company of America (The)

Prudential Investment Management Services, LLC / Prudential Investments LLC

Raymond James & Associates / Raymond James Financial Services, Inc.

RBC Dain Rauscher, Inc.

Reliance Trust Company

Retirement Plan Company, LLC (The)

Robert W. Baird & Co., Inc.

Stifel, Nicolaus & Co., Inc.

T. Rowe Price Investment Services, Inc. / T. Rowe Price Retirement Plan Services, Inc.

TD Ameritrade, Inc.

TD Ameritrade Trust Company (formerly Fiserv Trust Company / International Clearing Trust

Company)

TIAA-CREF Individual & Institutional Services, LLC

U.S. Bancorp Investments, Inc.

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U.S. Bank, N.A.

UBS Financial Services, Inc.

Unified Trust Company, N.A.

VALIC Retirement Services Company (formerly AIG Retirement Services Company)

Vanguard Group, Inc.

Wachovia Bank, N.A.

Wachovia Securities, LLC

Wells Fargo Advisors, LLC

Wells Fargo Bank, N.A.

Wilmington Trust Company

Wilmington Trust Retirement and Institutional Services Company (formerly AST Capital Trust

Company)

Any additions, modifications or deletions to the list of Intermediaries identified above that have occurred since August 18, 2011 are not reflected in the list.

Administrator

Prior to the Transaction, FAF served as Administrator pursuant to an Administration Agreement between FAF and NIF, dated July 1, 2006 and U.S. Bancorp Fund Services, LLC (“USBFS”), 615 East Michigan Street, Milwaukee, WI 53202, served as sub-administrator pursuant to a Sub-Administration Agreement between the FAF and USBFS dated July 1, 2005. USBFS is a subsidiary of U.S. Bancorp. As of December 31, 2010, the Funds no longer have an administrator or sub-administrator. The following table sets forth total administrative fees, after waivers, paid by each of the Funds listed below to FAF and USBFS for the fiscal years ended June 30, 2009 and June 30, 2010 and the period from July 1, 2010 through December 31, 2010:

Fund	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010	July 1, 2010 through December 31, 2010
Intermediate Tax Free Fund	$1,431,161	$1,631,259	$908,926
Short Term Municipal Bond Fund	346,853	584,982	360,227
Tax Free Fund	913,639	1,026,078	582,372

Transfer Agent

USBFS (the “Transfer Agent”) serves as the Funds’ transfer agent pursuant to a Transfer Agent and Shareholder Servicing Agreement (the “Transfer Agent Agreement”) between the Transfer Agent and NIF dated September 19, 2006. As transfer agent, the Transfer Agent maintains records of shareholder accounts, processes purchases and redemptions of the Funds’ shares, acts as dividend and capital gain distribution disbursing agent, and performs other related transfer agent functions. The Funds pay transfer agent fees on a per shareholder account basis, at annual rates paid monthly, subject to a minimum annual fee per share class. These fees will be charged to each Fund based on the number of accounts within that Fund. The Funds will continue to reimburse the Transfer Agent for out-of-pocket expenses incurred in providing transfer agent services.

The following table sets forth transfer agent fees, excluding out-of-pocket expenses, paid by the Funds to the Transfer Agent for the fiscal years ended June 30, 2009 and June 30, 2010 and the fiscal period ended April 30, 2011:

Fund	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010	Fiscal Period Ended April 30, 2011
Intermediate Tax Free Fund	$54,000	$66,000	$46,330
Short Term Municipal Bond Fund	54,000	54,000	28,248
Tax Free Fund	72,000	72,000	42,192

Distributor

Nuveen Securities, LLC, 333 West Wacker Drive, Chicago, Illinois 60606, serves as the distributor for the Funds’ shares pursuant to a “best efforts” arrangement as provided by a Distribution Agreement dated January 1, 2011 (the “Distribution Agreement”). Pursuant to the Distribution Agreement, the Funds appointed the Distributor to be their agent for the distribution of the Funds’ shares on a continuous offering basis.

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The following tables set forth the amount of underwriting commissions paid by the Funds, the amount of such commissions retained by the Distributor, and the amount of compensation on redemptions and repurchases for the period from January 1, 2011 through April 30, 2011:

Total Underwriting Commissions
Fund	January 1, 2011 through April 30, 2011
Intermediate Tax Free Fund	$21,377
Short Term Municipal Bond Fund	2,420
Tax Free Fund	17,672

Underwriting Commissions Retained by Distributor
Fund	January 1, 2011 through April 30, 2011
Intermediate Tax Free Fund	$4,086
Short Term Municipal Bond Fund	66
Tax Free Fund	2,367

Compensation on Redemptions and Repurchases
Fund	January 1, 2011 through April 30, 2011
Intermediate Tax Free Fund	$1,422
Short Term Municipal Bond Fund	—
Tax Free Fund	108

[1]	Fees paid by the Funds under NIF’s Rule 12b-1 Distribution and Service Plan are provided below.

Prior to the Transaction, Quasar Distributors, LLC (“Quasar”) 615 East Michigan Street, Milwaukee, WI 53202, served as the distributor for the Funds’ shares pursuant to a Distribution Agreement dated July 1, 2007 (the “Quasar Distribution Agreement”). Quasar is a wholly owned subsidiary of U.S. Bancorp.

The following tables set forth the amount of underwriting commissions paid by the Funds and the amount of such commissions retained by Quasar during the fiscal years ended June 30, 2009 and June 30, 2010 and the period July 1, 2010 through December 31, 2010:

	Total Underwriting Commissions
Fund	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010	July 1, 2010 through December 31, 2010
Intermediate Tax Free Fund	$92,784	$148,003	$92,050
Short Term Municipal Bond Fund	8,796	36,203	16,338
Tax Free Fund	114,546	182,245	75,187

	Underwriting Commissions Retained by Quasar
Fund	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010	July 1, 2010 through December 31, 2010
Intermediate Tax Free Fund	$4,161	$11,970	$7,562
Short Term Municipal Bond Fund	431	1,914	341
Tax Free Fund	6,127	11,126	5,109

	Compensation on Redemptions and Repurchases
Fund	Fiscal Year Ended June 30, 2009	Fiscal Year Ended June 30, 2010	July 1, 2010 through December 31, 2010
Intermediate Tax Free Fund	$14,979	$14,197	$23,146
Short Term Municipal Bond Fund	—	—	51
Tax Free Fund	381	3,678	1,771

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Distribution and Service Plans

NIF has adopted a Distribution and Service Plan with respect to the Class A, Class C and Class C1 shares of the Funds pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Rule 12b-1 provides in substance that a mutual fund may not engage directly or indirectly in financing any activity which is primarily intended to result in the sale of shares, except pursuant to a plan adopted under the Rule. The Plan authorizes the Funds to pay the Distributor distribution and/or shareholder servicing fees on the Funds’ Class A, Class C and Class C1 shares as described below. The distribution fees under the Plan are used for primary purpose of compensating participating intermediaries for their sales of the Funds. The shareholder servicing fees are used primarily for the purpose of providing compensation for the ongoing servicing and/or maintenance of shareholder accounts.

The Class A shares pay to the Distributor a shareholder servicing fee at an annual rate of 0.20% of the average daily net assets of the Class A shares. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to the Class A shares. The shareholder servicing fee is intended to compensate the Distributor for ongoing servicing and/or maintenance of shareholder accounts and may be used by the Distributor to provide compensation to participating intermediaries through whom shareholders hold their shares for ongoing servicing and/or maintenance of shareholder accounts. This fee is calculated and paid each month based on average daily net assets of Class A shares of each Fund for that month.

The Class C and Class C1 shares pay to the Distributor a shareholder servicing fee at the annual rates of 0.20% and 0.25% of the average daily net assets of the Class C and Class C1 shares, respectively. The fee may be used by the Distributor to provide compensation for shareholder servicing activities with respect to both the Class C and Class C1 shares. This fee is calculated and paid each month based on average daily net assets of the Class C and Class C1 shares, respectively. The Class C and Class C1 shares pay to the Distributor a distribution fee at an annual rate of 0.35% and 0.40% of the average daily net assets of the Class C and Class C1 shares, respectively. The Distributor may use the distribution fee to provide compensation to participating intermediaries through which shareholders hold their shares beginning one year after purchase.

The Distributor receives no compensation for distribution of the Class I shares.

The Plan is a “compensation-type” plan under which the Distributor is entitled to receive the distribution and shareholder servicing fees regardless of whether its actual distribution and shareholder servicing expenses are more or less than the amount of the fees. It is therefore possible that the Distributor may realize a profit in a particular year as a result of these payments. The Plan recognizes that the Distributor and the Adviser, in their discretion, may from time to time use their own assets to pay for certain additional costs of distributing Class A, Class C and Class C1 shares. Any such arrangements to pay such additional costs may be commenced or discontinued by the Distributor or the Adviser at any time. With the exception of the Distributor and its affiliates, no “interested person” of NIF, as that term is defined in the 1940 Act, and no Director of NIF has a direct or indirect financial interest in the operation of the Plan or any related agreement.

Under the Plan, the Funds’ Treasurer reports the amounts expended under the Plan and the purposes for which such expenditures were made to the Board of Directors for their review on a quarterly basis. The Plan provides that it will continue in effect for a period of more than one year from the date of its execution only so long as such continuance is specifically approved at least annually by the vote of a majority of the Board members of NIF and by the vote of the majority of those Board members of NIF who are not “interested persons” (as that term is defined in the 1940 Act) of NIF and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to such plan. The Funds paid the following 12b-1 fees to Quasar for the period from July 1, 2010 through December 31, 2010 with respect to the Class A shares and Class C1 shares of the Funds. The table also describes the activities for which such payments were used. As noted above, no 12b-1 fees are paid with respect to Class I shares.

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Fund	Total 12b-1 Fees Paid to Quasar	Amount Retained by Quasar[1]	Compensation Paid to Participating Intermediaries
Intermediate Tax Free Fund
Class A	$47,091	$1,217	$14,480
Class C1	10,419	10,336	83
Short Term Municipal Bond Fund
Class A	6,556	—	6,581
Tax Free Fund
Class A	61,469	801	11,493
Class C1	20,287	5,251	15,036

[1]	The amounts retained by Quasar were used to pay for various distribution and shareholder servicing expenses, including advertising, marketing, wholesaler support, and printing prospectuses.

The Funds paid the following 12b-1 fees to the Distributor for the period from January 1, 2011 through April 30, 2011 with respect to the Class A shares and Class C1 shares of the Funds. The table also describes the activities for which such payments were used. As noted above, no 12b-1 fees are paid with respect to Class I shares.

Fund	Total 12b-1 Fees Paid to Nuveen	Amount Retained by Nuveen[1]	Compensation Paid to Participating Intermediaries
Intermediate Tax Free Fund
Class A	$29,627	$29,627	$—
Class C1	8,312	8,312	—
Short Term Municipal Bond Fund
Class A	5,873	5,873	—
Tax Free Fund
Class A	29,826	29,826	—
Class C1	12,264	12,264	—

[1]	The amounts retained by the Distributor were used to pay for various distribution and shareholder servicing expenses, including advertising, marketing, wholesaler support, and printing prospectuses.

If a Fund closes to new investors, it may continue to make payments under the Plan. Such payments would be made for the various services provided to existing shareholders by the Participating Intermediaries receiving such payments.

Custodian and Independent Registered Public Accounting Firm

Custodian

U.S. Bank, 60 Livingston Avenue, St. Paul, MN 55101, acts as the custodian for each Fund (the “Custodian”). U.S. Bank is a subsidiary of U.S. Bancorp. The Custodian takes no part in determining the investment policies of the Funds or in deciding which securities are purchased or sold by the Funds. All of the instruments representing the investments of the Funds and all cash are held by the Custodian. The Custodian delivers securities against payment upon sale and pays for securities against delivery upon purchase. The Custodian also remits Fund assets in payment of Fund expenses, pursuant to instructions of NIF's officers or resolutions of the Board of Directors.

As compensation for its services as custodian to the Funds, the Custodian is paid a monthly fee calculated on an annual basis equal to 0.005% of each such Fund’s average daily net assets. In addition, the Custodian is reimbursed for its out-of-pocket expenses incurred while providing services to the Funds. The Custodian continues to serve so long as its appointment is approved at least annually by the Board of Directors including a majority of the directors who are not “interested persons” of NIF, as that term is defined in the 1940 Act.

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Independent Registered Public Accounting Firm

Ernst & Young LLP, 220 South Sixth Street, Suite 1400, Minneapolis, Minnesota 55402, serves as the Funds’ independent registered public accounting firm, providing audit services, including audits of the annual financial statements.

PORTFOLIO MANAGERS

Other Accounts Managed

The following table sets forth the number and total assets of the mutual funds and accounts managed by the Funds’ portfolio managers as of April 30, 2011.

Portfolio Manager	Type of Account Managed	Number of Accounts	Assets	Amount Subject to Performance-Based Fee
Paul L. Brennan	Registered Investment Company	23	$14.9 billion	0
	Other Pooled Investment Vehicles	0	$0	0
	Other Accounts	3	$126.5 million	0
Christopher L. Drahn	Registered Investment Company	12	$2.6 billion	0
	Other Pooled Investment Vehicles	0	$0	0
	Other Accounts	4	$211.0 million	0
Douglas J. White	Registered Investment Company	8	$2.5 billion	0
	Other Pooled Investment Vehicles	0	$0	0
	Other Accounts	4	$31.3 million	0

Similar Accounts

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one account. More specifically, portfolio managers who manage multiple accounts are presented a number of potential conflicts, including, among others those discussed below.

The management of multiple accounts may result in a portfolio manager devoting unequal time and attention to the management of each account. Nuveen Asset Management seeks to manage such competing interests for the time and attention of portfolio managers by having portfolio managers focus on a particular investment discipline. Most accounts managed by a portfolio manager in a particular investment strategy are managed using the same investment models.

If a portfolio manager identifies a limited investment opportunity which may be suitable for more than one account, an account may not be able to take full advantage of that opportunity due to an allocation of filled purchase or sale orders across all eligible accounts. To deal with these situations, Nuveen Asset Management has adopted procedures for allocating limited opportunities across multiple accounts.

With respect to many of its clients’ accounts, Nuveen Asset Management determines which broker to use to execute transaction orders, consistent with its duty to seek best execution of the transaction. However, with respect to certain other accounts, Nuveen Asset Management may be limited by the client with respect to the selection of brokers or may be instructed to direct trades through a particular broker. In these cases, Nuveen Asset Management may place separate, non-simultaneous, transactions for a Fund and other accounts which may temporarily affect the market price of the security or the execution of the transaction, or both, to the detriment of the Fund or the other accounts.

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Some clients are subject to different regulations. As a consequence of this difference in regulatory requirements, some clients may not be permitted to engage in all the investment techniques or transactions or to engage in these transactions to the same extent as the other accounts managed by the portfolio manager. Finally, the appearance of a conflict of interest may arise where Nuveen Asset Management has an incentive, such as a performance-based management fee, which relates to the management of some accounts, with respect to which a portfolio manager has day-to-day management responsibilities.

Nuveen Asset Management has adopted certain compliance procedures which are designed to address these types of conflicts common among investment managers. However, there is no guarantee that such procedures will detect each and every situation in which a conflict arises.

Portfolio Manager Compensation

Portfolio manager compensation consists primarily of base pay, an annual cash incentive and long term incentive payments.

Base pay. Base pay is determined based upon an analysis of the portfolio manager’s general performance, experience, and market levels of base pay for such position.

Annual cash bonus. The Funds’ portfolio managers are eligible for an annual cash bonus determined based upon the particular portfolio manager’s performance, experience and market levels of base pay for such position. The maximum potential annual cash bonus is equal to a multiple of base pay.

A portion of each portfolio manager’s annual cash bonus is based on his or her Fund’s investment performance, generally measured over the past one- and three-year periods unless the portfolio manager’s tenure is shorter. Investment performance for each Fund is determined by evaluating the Fund’s performance relative to its benchmark(s) and/or Lipper industry peer group.

Each portfolio manager whose performance is evaluated in part by comparing the manager’s performance to a benchmark is measured against a Fund-specific customized subset of the S&P/Investortools Municipal Bond Index, an index comprised of bonds held by managed municipal bond fund customers of Standard & Poor’s Securities Pricing, Inc. that are priced daily and whose fund holdings aggregate at least $2 million. As of December 31, 2010, the S&P/Investortools Municipal Bond Index was comprised of 57,308 securities with an aggregate current market value of $1,226 billion.

Bonus amounts can also be influenced by factors other than investment performance. These other factors are more subjective and are based on evaluations by each portfolio manager’s supervisor and reviews submitted by his or her peers. These reviews and evaluations often take into account a number of factors, including the portfolio manager’s effectiveness in communicating investment performance to shareholders and their advisors, his or her contribution to Nuveen Asset Management’s investment process and to the execution of investment strategies consistent with risk guidelines, his or her participation in asset growth, and his or her compliance with Nuveen Asset Management’s policies and procedures.

Investment performance is measured on a pre-tax basis, gross of fees for a Fund’s results and for its Lipper industry peer group.

Long-term incentive compensation. Certain key employees of Nuveen Investments and its affiliates, including certain portfolio managers, have received equity interests in the parent company of Nuveen Investments which entitle their holders to participate in the appreciation in the value of Nuveen Investments. In addition, certain key employees of Nuveen Asset Management, including certain portfolio managers, have received profits interests in Nuveen Asset Management which entitle their holders to participate in the firm’s growth over time.

There are generally no differences between the methods used to determine compensation with respect to the Funds and the Other Accounts shown in the table above.

Ownership of Fund Shares

The following table indicates as of April 30, 2011 the value, within the indicated range, of shares beneficially owned by the portfolio managers in each Fund they manage and in the remainder of

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Nuveen funds managed by Nuveen Asset Management’s municipal investment team. For purposes of this table, the following letters indicate the range listed next to each letter:

A—$0

B—$1-$10,000

C—$10,001-$50,000

D—$50,001-$100,000

E—$100,001-$500,000

F—$500,001-$1,000,000

G—More than $1 million

Portfolio Manager	Fund	Ownership in Fund	Ownership in Fund Complex
Paul L. Brennan	Intermediate Tax Free Fund	A	F
Christopher L. Drahn	Short Term Municipal Bond Fund	A	C
Douglas J. White	Tax Free Fund	A	E

PORTFOLIO TRANSACTIONS

Nuveen Asset Management is responsible for decisions to buy and sell securities for the Funds, the negotiation of the prices to be paid or received for principal trades, and the allocation of its transactions among various dealer firms. Portfolio securities will normally be purchased directly from an underwriter in a new issue offering or in the over-the-counter secondary market from the principal dealers in such securities, unless it appears that a better price or execution may be obtained elsewhere. Portfolio securities will not be purchased from Nuveen or its affiliates except in compliance with the 1940 Act.

The Funds expect that substantially all portfolio transactions will be effected on a principal (as opposed to an agency) basis and, accordingly, do not expect to pay significant amounts of brokerage commissions. Brokerage will not be allocated based on the sale of a Fund’s shares. Purchases from underwriters will include a commission or concession paid by the issuer to the underwriter, and purchases from dealers will include the spread between the bid and asked price. It is the policy of Nuveen Asset Management to seek the best execution under the circumstances of each trade. Nuveen Asset Management evaluates price as the primary consideration, with the financial condition, reputation and responsiveness of the dealer considered secondarily in determining best execution. Given the best execution obtainable, it may be Nuveen Asset Management’s practice to select dealers that, in addition, furnish research information (primarily credit analyses of issuers and general economic reports) and statistical and other services to Nuveen Asset Management. It is not possible to place a dollar value on information and statistical and other services received from dealers. Since it is only supplementary to Nuveen Asset Management’s own research efforts, the receipt of research information is not expected to reduce significantly Nuveen Asset Management’s expenses. For certain secondary market transactions where the execution capability of two brokers is judged to be of substantially similar quality, Nuveen Asset Management may randomly select one of them. While Nuveen Asset Management will be primarily responsible for the placement of the portfolio transactions of the Funds, the policies and practices of Nuveen Asset Management in this regard must be consistent with the foregoing and will, at all times, be subject to review by the Board of Trustees.

Nuveen Asset Management may manage other investment companies and investment accounts for other clients that have investment objectives similar to the Funds. Subject to applicable laws and regulations, Nuveen Asset Management seeks to allocate portfolio transactions equitably whenever concurrent decisions are made to purchase or sell securities by a Fund and another advisory account. In making such allocations the main factors to be considered will be the respective investment objectives, the relative size of the portfolio holdings of the same or comparable securities, the availability of cash for investment or need to raise cash, and the size of investment commitments generally held. While this procedure could have a detrimental effect on the price or amount of the securities (or in the case of dispositions, the demand for securities) available to the Funds from time to time, it is the opinion of the Board of Trustees that the benefits available from the Nuveen Asset Management organization will outweigh any disadvantage that may arise from exposure to simultaneous transactions.

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The Funds paid no brokerage commissions during the fiscal years ended June 30, 2009 and June 30, 2010 and the fiscal period ended April 30, 2011.

At April 30, 2011, none of the Funds held the securities of their “regular brokers or dealers.”

Capital Stock

Each share of each Fund's $.0001 par value common stock is fully paid, nonassessable, and transferable. Shares may be issued as either full or fractional shares. Fractional shares have pro rata the same rights and privileges as full shares. Shares of the Funds have no preemptive or conversion rights.

Each share of a Fund has one vote. On some issues, such as the election of directors, all shares of all NIF funds vote together as one series. The shares do not have cumulative voting rights. On issues affecting only a particular Fund, the shares of that Fund will vote as a separate series. Examples of such issues would be proposals to alter a fundamental investment restriction pertaining to a Fund or to approve, disapprove or alter a distribution plan.

The Bylaws of NIF provide that annual shareholders meetings are not required and that meetings of shareholders need only be held with such frequency as required under Maryland law and the 1940 Act.

As of August 4, 2011, the directors and officers of NIF as a group owned less than 1% of each Fund’s outstanding shares and the Funds were aware that the following persons owned of record 5% or more of the outstanding shares of each class of stock of the Funds:

	Percentage of Outstanding Shares
Fund	Class A	Class C1	Class I
Intermediate Tax Free Fund
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	7.59%

First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523		29.08%

Merrill Lynch Pierce Fenner & Smith Safekeeping Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484		22.09%

MSSB FBO Bonnie B Klahr 28503 Old Fort Boise Rd Parma ID 83660-6361		5.81%

Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787			69.35%

Washington & Co PO Box 1787 Milwaukee WI 53201-1787			21.96%

Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787			6.20%

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	Percentage of Outstanding Shares
Fund	Class A	Class C1	Class I
Short Term Municipal Bond Fund
U S Bancorp Investments Inc 60 Livingston Ave Saint Paul MN 55107-2292	14.46%

MSSB FBO Ned J Ryder & Leslie I Ryder TTEES Ryder Revoc Trust Dtd 11/1/95 1425 Treat Blvd Walnut Creek CA 94597-2128	9.45%

Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484	8.77%

First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	6.87%

RBC Capital Markets Corp FBO Phillips Recycling Systems Inc PO Box 7006 Saint Cloud MN 56302-7006	6.28%

Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787			73.75%

Washington & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787			16.56%

Capinco C/O US Bank PO Box 1787 Milwaukee WI 53201-1787			5.99%

Tax Free Fund
First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523	13.34%

Merrill Lynch Pierce Fenner & Smith Attn Physical Team 4800 Deer Lake Dr E Jacksonville FL 32246-6484		20.11%

First Clearing, LLC Special Custody Acct for the Exclusive Benefit of Customer 2801 Market St Saint Louis MO 63103-2523		12.83%

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	Percentage of Outstanding Shares
Fund	Class A	Class C1	Class I
Band & Co C/O US Bank PO Box 1787 Milwaukee WI 53201-1787			84.35%

Washington & Co PO Box 1787 Milwaukee WI 53201-1787			8.42%

NET ASSET VALUE

Each Fund’s net asset value per share is determined as set forth in its Prospectus under “General Information—Net Asset Value.”

On April 30, 2011, the net asset values per share for each class of shares of the Funds were calculated as follows.

Fund	Net Assets	Shares Outstanding	Net Asset Value Per Share
Intermediate Tax Free Fund
Class A	$59,548,456	5,534,629	$10.76
Class C1	3,781,086	349,903	10.81
Class I	674,048,601	62,834,703	10.73
Short Term Municipal Bond Fund
Class A	7,789,383	780,468	9.98
Class I	277,347,186	27,792,233	9.98
Tax Free Fund
Class A	44,624,767	4,311,749	10.35
Class C1	5,654,473	549,288	10.29
Class I	381,455,042	36,837,393	10.36

The public offering price of the shares of a Fund generally equals the Fund’s net asset value plus any applicable sales charge. A summary of any applicable sales charge assessed on Fund share purchases is set forth in the Funds’ Prospectus. The public offering price of the Class A Shares of the Funds as of April 30, 2011 was as set forth below. Please note that the public offering prices of Class C, Class C1 and Class I Shares are the same as net asset value since no sales charges are imposed on the purchase of such shares.

Fund	Public Offering Price Class A
Intermediate Tax Free Fund	11.09
Short Term Municipal Bond Fund	10.24
Tax Free Fund	10.80

Taxation

Federal Income Tax Matters

This section summarizes some of the main U.S. federal income tax consequences of owning shares of a Fund. This section is current as of the date of this Statement of Additional Information. Tax laws and interpretations change frequently, and this summary does not describe all of the tax consequences to all taxpayers. For example, this summary generally does not describe your situation if you are a corporation, a non-U.S. person, a broker-dealer or other investor with special circumstances. In addition, this section does not describe your state, local or non-U.S. tax consequences. This federal income tax summary is based in part on the advice of counsel to the Funds. The Internal Revenue Service could disagree with any conclusions set forth in this section. In

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addition, Funds’ counsel was not asked to review, and has not reached a conclusion with respect to the federal income tax treatment of the assets to be deposited in the Funds. Consequently, this summary may not be sufficient for you to use for the purpose of avoiding penalties under federal tax law. As with any investment, you should seek advice based on your individual circumstances from your own tax professional.

Fund Status

Each Fund intends to qualify as a “regulated investment company” under the federal tax laws. If a Fund qualifies as a regulated investment company and distributes its income as required by the tax law, the Fund generally will not pay federal income taxes.

Qualification as a Regulated Investment Company

As a regulated investment company, a Fund generally will not be subject to federal income tax on its investment company taxable income (as that term is defined in the Code, but without regard to the deduction for dividends paid) and net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that it distributes to shareholders, provided that it distributes at least 90% of its investment company taxable income and 90% of its net tax-exempt interest income for the year (the “Distribution Requirement”) and satisfies certain other requirements of the Code that are described below. Each Fund also intends to make such distributions as are necessary to avoid the otherwise applicable 4% non-deductible excise tax on certain undistributed earnings.

In addition to satisfying the Distribution Requirement, each Fund must derive at least 90% of its gross income from (1) dividends, interest, certain payments with respect to loans of stock and securities, gains from the sale or disposition of stock, securities or non-U.S. currencies and other income (including but not limited to gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and (2) net income derived from an interest in a “qualified publicly traded partnership” (as such term is defined in the Code). Each Fund must also satisfy an asset diversification test in order to qualify as a regulated investment company. Under this test, at the close of each quarter of a Fund’s taxable year, (1) 50% or more of the value of the Fund’s assets must be represented by cash, and cash items (including receivables), United States government securities, securities of other regulated investment companies, and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the value of the Fund’s assets and not greater than 10% of the outstanding voting securities of such issuer and (2) not more than 25% of the value of the Fund’s assets may be invested in securities of (a) any one issuer (other than U.S. government securities or securities of other regulated investment companies), or of two or more issuers which the Fund controls and which are engaged in the same, similar or related trades or businesses or (b) in the securities of one or more “qualified publicly traded partnerships” (as such term is defined in the Code). There are certain exceptions for failure to qualify if the failure is for reasonable cause or is de minimis, and certain corrective action is taken and certain tax payments are made by the Fund.

Distributions

After the end of each year, you will receive a tax statement that separates your Fund’s distributions into four categories, exempt-interest dividends, ordinary income distributions, capital gains dividends and returns of capital. Exempt-interest dividends generally are excluded from your gross income for federal income tax purposes. Some or all of the exempt-interest dividends, however, may be taken into account in determining your alternative minimum tax and may have other tax consequences (e.g., they may affect the amount of your social security benefits that are taxed). Ordinary income distributions are generally taxed at your ordinary tax rate. Generally, you will treat all capital gains dividends as long-term capital gains regardless of how long you have owned your shares. To determine your actual tax liability for your capital gains dividends, you must calculate your total net capital gain or loss for the tax year after considering all of your other taxable transactions, as described below. In addition, a Fund may make distributions that represent a return of capital for tax purposes and thus will generally not be taxable to you unless the distribution exceeds your basis in your shares. The tax status of your distributions from your Fund is not affected by whether you reinvest your distributions in additional shares or receive them in cash. The income from your Fund that you must take into account for federal income tax purposes is not reduced by amounts used to pay a deferred sales fee, if any. The tax laws

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may require you to treat distributions made to you in January as if you had received them on December 31 of the previous year. Under the "Health Care and Education Reconciliation Act of 2010," income from the Fund may also be subject to a new 3.8 percent "medicare tax" imposed for taxable years beginning after 2012. This tax will generally apply to your net investment income if your adjusted gross income exceeds certain threshold amounts, which are $250,000 in the case of married couples filing joint returns and $200,000 in the case of single individuals. Interest that is excluded from gross income and exempt-interest dividends from the Funds are generally not included in your net investment income for purposes of this tax.

Dividends Received Deduction

A corporation that owns shares generally will not be entitled to the dividends received deduction with respect to dividends received from the Funds because the dividends received deduction is generally not available for distributions from regulated investment companies.

If You Sell or Redeem Your Shares

If you sell or redeem your shares, you will generally recognize a taxable gain or loss. To determine the amount of this gain or loss, you must subtract your tax basis in your shares from the amount you receive in the transaction. Your tax basis in your shares is generally equal to the cost of your shares, generally including sales charges. In some cases, however, you may have to adjust your tax basis after you purchase your shares. Further, if you hold your shares for six months or less, any loss incurred by you related to the disposition of such a share will be disallowed to the extent of the exempt-interest dividends you received, except as otherwise described in the next section.

Capital Gains and Losses

If you are an individual, the maximum marginal federal tax rate for net capital gain is generally 15% (generally 0% for certain taxpayers in the 10% and 15% tax brackets). These capital gains rates are generally effective for taxable years beginning before January 1, 2013. For later periods, if you are an individual, the maximum marginal federal tax rate for net capital gain is generally 20% (10% for certain taxpayers in the 10% and 15% tax brackets). The 20% rate is reduced to 18% for net capital gains from most property acquired after December 31, 2000 with a holding period of more than five years, and the 10% rate is reduced to 8% for net capital gains from most property (regardless of when acquired) with a holding period of more than five years.

Net capital gain equals net long-term capital gain minus net short-term capital loss for the taxable year. Capital gain or loss is long-term if the holding period for the asset is more than one year and is short-term if the holding period for the asset is one year or less. You must exclude the date you purchase your shares to determine your holding period. If you hold a share for six months or less, any loss incurred by you related to the disposition of such share will be disallowed to the extent of the exempt-interest dividends you received, except in the case of a regular dividend paid by the Fund if the Fund declares exempt-interest dividends on a daily basis in an amount equal to at least 90 percent of its net tax-exempt interest and distributes such dividends on a monthly or more frequent basis. To the extent, if any, it is not disallowed, it will be recharacterized as long-term capital loss to the extent of the capital gain dividend received. The tax rates for capital gains realized from assets held for one year or less are generally the same as for ordinary income. The Internal Revenue Code treats certain capital gains as ordinary income in special situations.

Exempt-Interest Dividends

A regulated investment company may report any portion of a dividend (other than a capital gain dividend) as an “exempt-interest dividend,” if at least half of the regulated investment company’s assets consist of tax-exempt state and local bonds. In the case of a qualified fund of funds, the regulated investment company may pay exempt-interest dividends without regard to the requirement that at least 50 percent of the value of its total assets consist of tax-exempt state and local bonds. For this purpose, a qualified fund of funds means a regulated investment company at least 50 percent of the value of the total assets of which (at the close of each quarter of the taxable year) is represented by interests in other regulated investment companies. The shareholder treats an exempt-interest dividend as an item of tax-exempt interest.

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Your Fund intends to qualify either under the percentage of assets test or as a qualified fund of funds, as described above. If your Fund qualifies under either test, some or all of a dividend paid by the Fund may be treated as an exempt-interest dividend.

In-Kind Distributions

Under certain circumstances, as described in the Prospectus, you may receive an in-kind distribution of Fund securities when you redeem shares or when your Fund terminates. This distribution will be treated as a sale for federal income tax purposes and you will generally recognize gain or loss, generally based on the value at that time of the securities and the amount of cash received. The Internal Revenue Service could, however, assert that a loss may not be currently deducted.

Exchanges

If you exchange shares of a Fund for shares of another Nuveen Mutual Fund, the exchange would generally be considered a sale for federal income tax purposes.

Deductibility of Fund Expenses

Expenses incurred and deducted by your Fund will generally not be treated as income taxable to you. In some cases, however, you may be required to treat your portion of these Fund expenses as income. In these cases you may be able to take a deduction for these expenses. However, certain miscellaneous itemized deductions, such as investment expenses, may be deducted by individuals only to the extent that all of these deductions exceed 2% of the individual’s adjusted gross income. Further, because the Funds pay exempt-interest dividends, which are treated as exempt interest for federal income tax purposes, you will not be able to deduct some of your interest expense for debt that you incur or continue to purchase or carry your shares.

Foreign Investors

If you are a foreign investor (i.e., an investor other than a U.S. citizen or resident or a U.S. corporation, partnership, estate or trust), you should be aware that, generally, subject to applicable tax treaties, distributions from the Funds will be characterized as dividends for federal income tax purposes (other than dividends which a Fund properly reports as capital gain dividends) and, other than exempt-interest dividends, will be subject to U.S. income taxes, including withholding taxes, subject to certain exceptions described below. However, distributions received by a foreign investor from a Fund that are properly reported by the Fund as capital gain dividends may not be subject to U.S. federal income taxes, including withholding taxes, provided that the Fund makes certain elections and certain other conditions are met. In the case of dividends with respect to taxable years of a Fund beginning prior to 2012, distributions from the Fund that are properly reported by the Fund as an interest-related dividend attributable to certain interest income received by the Fund or as a short-term capital gain dividend attributable to certain net short-term capital gain income received by the Fund may not be subject to U.S. federal income taxes, including withholding taxes when received by certain foreign investors, provided that the Fund makes certain elections and certain other conditions are met. Distributions and dispositions of shares after December 31, 2012 may be subject to a U.S. withholding tax of 30% in the case of distributions to (i) certain non-U.S. financial institutions that have not entered into an agreement with the U.S. Treasury to collect and disclose certain information and (ii) certain other non-U.S. entities that do not provide certain certifications and information about the entity’s U.S. owners.

State Tax Matters

Distributions by the Funds to shareholders and the ownership of shares may be subject to state and local taxes. In general, exempt-interest dividends from interest earned on municipal securities of a state, or its political subdivisions, will be exempt from that state’s personal income taxes. Most states, however, do not grant tax-free treatment to interest on investments in municipal securities of other states. Shareholders are urged to contact their tax advisors regarding state and local tax laws affecting an investment in shares of a Fund.

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PURCHASE AND REDEMPTION OF FUND SHARES

As described in the Prospectus, the Funds provide you with alternative ways of purchasing Fund shares based upon your individual investment needs and preferences. The Funds are generally not a suitable investment for individuals investing through retirement plans.

Each class of shares of a Fund represents an interest in the same portfolio of investments. Each class of shares is identical in all respects except that each class bears its own class expenses, including distribution and administration expenses, and each class has exclusive voting rights with respect to any distribution or service plan applicable to its shares. As a result of the differences in the expenses borne by each class of shares, net income per share, dividends per share and net asset value per share will vary among a Fund’s classes of shares. There are no conversion, preemptive or other subscription rights.

Shareholders of each class will share expenses proportionately for services that are received equally by all shareholders. A particular class of shares will bear only those expenses that are directly attributable to that class, where the type or amount of services received by a class varies from one class to another. For example, class-specific expenses generally will include distribution and service fees for those classes that pay such fees.

The expenses to be borne by specific classes of shares may include (i) transfer agency fees attributable to a specific class of shares, (ii) printing and postage expenses related to preparing and distributing materials such as shareholder reports, prospectuses and proxy statements to current shareholders of a specific class of shares, (iii) SEC and state securities registration fees incurred by a specific class of shares, (iv) the expense of administrative personnel and services required to support the shareholders of a specific class of shares, (v) litigation or other legal expenses relating to a specific class of shares, (vi) directors’ fees or expenses incurred as a result of issues relating to a specific class of shares, (vii) accounting expenses relating to a specific class of shares and (viii) any additional incremental expenses subsequently identified and determined to be properly allocated to one or more classes of shares.

Class A Shares

Class A shares may be purchased at a public offering price equal to the applicable net asset value per share plus an up-front sales charge imposed at the time of purchase as set forth in the Prospectus. Shareholders may qualify for a reduced sales charge, or the sales charge may be waived in its entirety, as described below. Class A shares of the Funds are also subject to an annual service fee of 0.20%. See “Distribution and Service Plans.”

Reduction or Elimination of Up-Front Sales Charge on Class A Shares

Rights of Accumulation

You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if the amount of your purchase, when added to the value that day of all of your shares of any Nuveen Mutual Fund, falls within the amounts stated in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. You or your financial advisor must notify the Distributor or the Fund’s transfer agent of any cumulative discount whenever you plan to purchase Class A shares of a Fund that you wish to qualify for a reduced sales charge.

Letter of Intent

You may qualify for a reduced sales charge on a purchase of Class A shares of a Fund if you plan to purchase Class A shares of Nuveen Mutual Funds over the next 13 months and the total amount of your purchases would, if purchased at one time, qualify you for one of the reduced sales charges shown in the Class A Sales Charges and Commissions table in “How You Can Buy and Sell Shares” in the Prospectus. In order to take advantage of this option, you must complete the applicable section of the Application Form or sign and deliver to your financial advisor or other financial intermediary or to the Fund’s transfer agent a written Letter of Intent in a form acceptable to the Distributor. A Letter of Intent states that you intend, but are not obligated, to purchase over the next 13 months a stated total amount of Class A shares that would qualify you for a reduced sales charge shown above. You

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may count shares of all Nuveen Mutual Funds that you already own and any Class I and Class C shares of a Nuveen Mutual Fund that you purchase over the next 13 months towards completion of your investment program, but you will receive a reduced sales charge only on new Class A shares you purchase with a sales charge over the 13 months. You cannot count towards completion of your investment program Class A shares that you purchase without a sales charge through investment of distributions from a Nuveen Mutual Fund or a Nuveen Defined Portfolio, or otherwise.

By establishing a Letter of Intent, you agree that your first purchase of Class A shares of a Fund following execution of the Letter of Intent will be at least 5% of the total amount of your intended purchases. You further agree that shares representing 5% of the total amount of your intended purchases will be held in escrow pending completion of these purchases. All dividends and capital gains distributions on Class A shares held in escrow will be credited to your account. If total purchases, less redemptions, prior to the expiration of the 13 month period equal or exceed the amount specified in your Letter of Intent, the Class A shares held in escrow will be transferred to your account. If the total purchases, less redemptions, are less than the amount specified, you must pay the Distributor an amount equal to the difference between the amounts paid for these purchases and the amounts which would have been paid if the higher sales charge had been applied. If you do not pay the additional amount within 20 days after written request by the Distributor or your financial advisor, the Distributor will redeem an appropriate number of your escrowed Class A shares to meet the required payment. By establishing a Letter of Intent, you irrevocably appoint the Distributor as attorney to give instructions to redeem any or all of your escrowed shares, with full power of substitution in the premises.

You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Fund shares that you wish to be covered under the Letter of Intent option.

For purposes of determining whether you qualify for a reduced sales charge as described under Rights of Accumulation and Letter of Intent, you may include together with your own purchases those made by your spouse or domestic partner and your children under the age of 21 years, whether these purchases are made through a taxable or non-taxable account. You may also include purchases made by a corporation, partnership or sole proprietorship which is 100% owned, either alone or in combination, by any of the foregoing. In addition, a trustee or other fiduciary can count all shares purchased for a single trust, estate or other single fiduciary account that has multiple accounts (including one or more employee benefit plans of the same employer).

Elimination of Sales Charge on Class A Shares

Class A shares of a Fund may be purchased at net asset value without a sales charge by the following categories of investors:

•	investors purchasing $1,000,000 or more;

•	trustees and former trustees of the Nuveen Funds;

•

full-time and retired employees of Nuveen Investments, and subsidiaries thereof, or their immediate family members (immediate family members are defined as their spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons-and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, or their immediate family members;

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	investors purchasing on a periodic fee, asset-based fee or no transaction fee basis through a broker-dealer sponsored mutual fund purchase program; and

•	clients of investment advisers, financial planners or other financial intermediaries that charge periodic or asset-based fees for their services.

Any Class A shares purchased pursuant to a special sales charge waiver must be acquired for investment purposes and on the condition that they will not be transferred or resold except through

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redemption by the Funds. You or your financial advisor must notify the Distributor or the Funds’ transfer agent whenever you make a purchase of Class A shares of any Fund that you wish to be covered under these special sales charge waivers.

Class A shares of any Fund may be issued at net asset value without a sales charge in connection with the acquisition by a Fund of another investment company. All purchases under the special sales charge waivers will be subject to minimum purchase requirements as established by the Funds.

The reduced sales charge programs may be modified or discontinued by the Funds at any time. For more information about the purchase of Class A shares or the reduced sales charge program, or to obtain the required application forms, call Nuveen Investor Services toll-free at (800) 257-8787.

Class C Shares

You may purchase Class C shares at a public offering price equal to the applicable net asset value per share without any up-front sales charge. Class C shares are subject to an annual distribution fee of 0.35% to compensate the Distributor for paying your financial advisor or other financial intermediary an ongoing sales commission. Class C shares are also subject to an annual service fee of 0.20% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C shares at the time of the sale at a rate of 1% of the amount of Class C shares purchased, which represents an advance of the first year’s distribution fee of 0.75% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plans.”

Class C share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

Redemption of Class C shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

Class C1 Shares

Class C1 shares are not available for new accounts or for additional investment into existing accounts, but Class C1 shares can be issued for purposed of dividend reinvestment. Class C1 shares are also subject to an annual service fee of 0.25% to compensate financial intermediaries for providing you with ongoing financial advice and other account services. The Distributor compensates financial intermediaries for sales of Class C1 shares at the time of the sale at a rate of 0.65% of the amount of Class C1 shares purchased, which represents an advance of the first year’s distribution fee of 0.40% plus an advance on the first year’s annual service fee of 0.25%. See “Distribution and Service Plans.”

Class C1 share purchase orders equaling or exceeding $1,000,000 will not be accepted. In addition, purchase orders for a single purchaser that, when added to the value that day of all of such purchaser’s shares of any class of any Nuveen Mutual Fund, cause the purchaser’s cumulative total of shares in Nuveen Mutual Funds to equal or exceed the aforementioned limit will not be accepted. Purchase orders for a single purchaser equal to or exceeding the foregoing limit should be placed only for Class A shares, unless such purchase has been reviewed and approved as suitable for the client by the appropriate compliance personnel of the financial intermediary, and the Fund receives written confirmation of such approval.

Redemption of Class C1 shares within 12 months of purchase may be subject to a CDSC of 1% of the lower of the purchase price or redemption proceeds. Because Class C1 shares do not convert to Class A shares and continue to pay an annual distribution fee indefinitely, Class C1 shares should normally not be purchased by an investor who expects to hold shares for significantly longer than eight years.

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Reduction or Elimination of Contingent Deferred Sales Charge

Class A shares are normally redeemed at net asset value, without any CDSC. However, in the case of Class A shares purchased at net asset value without a sales charge because the purchase amount exceeded $1 million, a CDSC is imposed on any redemption within 18 months of purchase. Class C and Class C1 shares are redeemed at net asset value, without any CDSC, except that a CDSC of 1% is imposed upon any redemption within 12 months of purchase (except in cases where the shareholder’s financial advisor agreed to waive the right to receive an advance of the first year’s distribution and service fee).

In determining whether a CDSC is payable, each Fund will first redeem shares not subject to any charge and then will redeem shares held for the longest period, unless the shareholder specifies another order. No CDSC is charged on shares purchased as a result of automatic reinvestment of dividends or capital gains paid. In addition, no CDSC will be charged on exchanges of shares into another Nuveen Mutual Fund. The holding period is calculated on a monthly basis and begins on the first day of the month in which the purchase was made. The CDSC is assessed on an amount equal to the lower of the then current market value or the cost of the shares being redeemed. Accordingly, no sales charge is imposed on increases of net asset value above the initial purchase price. The Distributor receives the amount of any CDSC shareholders pay.

The CDSC may be waived or reduced under the following circumstances: (i) in the event of total disability (as evidenced by a determination by the federal Social Security Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (ii) in the event of the death of the shareholder (including a registered joint owner); (iii) for redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (iv) involuntary redemptions caused by operation of law; (v) redemptions in connection with a payment of account or plan fees; (vi) redemptions in connection with the exercise of a reinstatement privilege whereby the proceeds of a redemption of a Fund’s shares subject to a sales charge are reinvested in shares of certain Funds within a specified number of days; (vii) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the Board of Directors has determined may have material adverse consequences to the shareholders of a Fund; (viii) in whole or in part for redemptions of shares by shareholders with accounts in excess of specified breakpoints that correspond to the breakpoints under which the up-front sales charge on Class A shares is reduced pursuant to Rule 22d-1 under the Act; (ix) redemptions of shares purchased under circumstances or by a category of investors for which Class A shares could be purchased at net asset value without a sales charge; (x) redemptions of Class A, Class C or Class C1 shares if the proceeds are transferred to an account managed by the Adviser and the Adviser refunds the advanced service and distribution fees to the Distributor; (xi) redemptions of Class C shares in cases where the Distributor did not advance the first year’s service and distribution fees when such shares were purchased; and (xii) redemptions of Class A shares where the Distributor did not pay a sales commission when such shares were purchased. If a Fund waives or reduces the CDSC, such waiver or reduction would be uniformly applied to all Fund shares in the particular category. In waiving or reducing a CDSC, the Funds will comply with the requirements of Rule 22d-1 under the 1940 Act.

Class I Shares

Class I shares are available for purchase by clients of financial intermediaries who charge such clients an ongoing fee for advisory, investment, consulting or related services. Such clients may include individuals, corporations, endowments and foundations. The minimum initial investment for such clients is $100,000, but this minimum will be lowered to $250 for clients of financial intermediaries that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of financial intermediaries anticipated to reach this Class I share holdings level.

Class I shares are also available for purchase by family offices and their clients. A family office is a company that provides certain financial and other services to a high net worth family or families. The minimum initial investment for family offices and their clients is $100,000, but this minimum will be

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lowered to $250 for clients of family offices that have accounts holding Class I shares with an aggregate value of at least $100,000. The Distributor may also lower the minimum to $250 for clients of family offices anticipated to reach this Class I share holdings level.

Class I shares also are available for purchase, with no minimum initial investment, by the following categories of investors:

•

bank or broker-affiliated trust departments investing funds over which they exercise exclusive discretionary investment authority and that are held in a fiduciary, agency, advisory, custodial or similar capacity;

•	Advisory accounts of Nuveen Fund Advisors and its affiliates, including other Nuveen Mutual Funds whose investment policies permit investments in other investment companies;

•

trustees/directors and former trustees/directors of any Nuveen Fund, and their immediate family members (“immediate family members” are defined as spouses or domestic partners, parents, children, grandparents, grandchildren, parents-in-law, sons- and daughters-in-law, siblings, a sibling’s spouse and a spouse’s siblings);

•	officers, directors and former directors of Nuveen Investments and its affiliates, and their immediate family members;

•	full-time and retired employees of Nuveen Investments and its affiliates, and their immediate family members; and

•	any person who, for at least the last 90 days, has been an officer, director or employee of any financial intermediary, and their immediate family members.

(Any shares purchased by investors falling within any of the last four categories listed above must be acquired for investment purposes and on the condition that they will not be transferred or resold except through redemption by a Fund).

Holders of Class I shares may purchase additional Class I shares using dividends and capital gains distributions on their shares. In addition, shareholders of Nuveen Defined Portfolios may reinvest their distributions in Class I shares, if, before September 6, 1994 (or before June 13, 1995 in the case of Nuveen Intermediate Duration Municipal Bond Fund), such shareholders had elected to reinvest distributions in Nuveen Mutual Fund shares.

If you are eligible to purchase either Class I shares or Class A shares without a sales charge at net asset value, you should be aware of the differences between these two classes of shares. Class A shares are subject to an annual service fee to compensate financial intermediaries for providing you with ongoing account services. Class I shares are not subject to a distribution or service fee and, consequently, holders of Class I shares may not receive the same types or levels of services from financial intermediaries. In choosing between Class A shares and Class I shares, you should weigh the benefits of the services to be provided by financial intermediaries against the annual service fee imposed upon the Class  A shares.

Shareholder Programs

Exchange Privilege

You may exchange shares of a class of a Fund for shares of the same class of any other Nuveen Mutual Fund with reciprocal exchange privileges, at net asset value without a sales charge, by either sending a written request to the applicable Fund, c/o Nuveen Investor Services, P.O. Box 701, Milwaukee, Wisconsin 53201-0701 or by calling Nuveen Investor Services toll free at (800) 257-8787. You may also, under certain limited circumstances, exchange between certain classes of shares of the same Fund. An exchange between classes of shares of the same Fund may not be considered a taxable event; please consult your own tax advisor for further information. An exchange between classes of shares of the same Fund may be done in writing to the address stated above.

If you exchange shares between different Nuveen Mutual Funds and your shares are subject to a CDSC, no CDSC will be charged at the time of the exchange. However, if you subsequently redeem the shares acquired through the exchange, the redemption may be subject to a CDSC, depending on when you purchased your original shares and the CDSC schedule of the fund from which you

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exchanged your shares. If you exchange between classes of shares of the same Fund and your original shares are subject to a CDSC, the CDSC will be assessed at the time of the exchange.

The shares to be purchased through an exchange must be offered in your state of residence. The total value of exchanged shares must at least equal the minimum investment requirement of the Nuveen Mutual Fund being purchased. If your shares are held with a financial intermediary, the financial intermediary must have the operational capability to support exchanges. For federal income tax purposes, an exchange between different Nuveen Mutual Funds constitutes a sale and purchase of shares and may result in capital gain or loss. Before making any exchange, you should obtain the Prospectus for the Nuveen Mutual Fund you are purchasing and read it carefully. If the registration of the account for the Fund you are purchasing is not exactly the same as that of the fund account from which the exchange is made, written instructions from all holders of the account from which the exchange is being made must be received, with signatures guaranteed by a member of an approved Medallion Guarantee Program or in such other manner as may be acceptable to the Fund. You may also exchange shares by telephone if you authorize telephone exchanges by checking the applicable box on the Application Form or by calling Nuveen Investor Services toll-free at (800) 257-8787 to obtain an authorization form. Each Fund reserves the right to revise or suspend the exchange privilege, limit the amount or number of exchanges, or reject any exchange. Shareholders will be provided with at least 60 days’ notice of any material revision to or termination of the exchange privilege.

The exchange privilege is not intended to permit a Fund to be used as a vehicle for short-term trading. Excessive exchange activity may interfere with portfolio management, raise expenses and otherwise have an adverse effect on all shareholders. In order to limit excessive exchange activity and in other circumstances where Fund management believes doing so would be in the best interest of the Fund, each Fund reserves the right to revise or terminate the exchange privilege, or limit the amount or number of exchanges or reject any exchange. Shareholders would be notified of any such action to the extent required by law. See “Frequent Trading Policy” below.

Reinstatement Privilege

If you redeemed Class A, Class C or Class C1 shares of a Fund or any other Nuveen Mutual Fund that were subject to a sales charge or a CDSC, you have up to one year to reinvest all or part of the full amount of the redemption in the same class of shares of the Fund at net asset value. This reinstatement privilege can be exercised only once for any redemption, and reinvestment will be made at the net asset value next calculated after reinstatement of the appropriate class of Fund shares. If you reinstate shares that were subject to a CDSC, your holding period as of the redemption date also will be reinstated for purposes of calculating a CDSC and the CDSC paid at redemption will be refunded. The federal income tax consequences of any capital gain realized on a redemption will not be affected by reinstatement, but a capital loss may be disallowed in whole or in part depending on the timing, the amount of the reinvestment and the fund from which the redemption occurred.

Suspension of Right of Redemption

Each Fund may suspend the right of redemption of Fund shares or delay payment more than seven days (a) during any period when the NYSE is closed (other than customary weekend and holiday closings), (b) when trading in the markets the Fund normally utilizes is restricted or an emergency exists as determined by the SEC so that trading of the Fund’s investments or determination of its net asset value is not reasonably practicable, or (c) for any other periods that the SEC by order may permit for protection of Fund shareholders.

Redemption In-Kind

The Funds have reserved the right to redeem in-kind (that is, to pay redemption requests in cash and portfolio securities, or wholly in portfolio securities), although the Funds have no present intention to redeem in-kind. The Funds voluntarily have committed to pay in cash all requests for redemption by any shareholder, limited as to each shareholder during any 90-day period to the lesser of $250,000 or 1% of the net asset value of a Fund at the beginning of the 90-day period.

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Frequent Trading Policy

The Funds’ Frequent Trading Policy is as follows:

Nuveen Mutual Funds are intended as long-term investments and not as short-term trading vehicles. At the same time, the Funds recognize the need of investors to periodically make purchases and redemptions of Fund shares when rebalancing their portfolios and as their financial needs or circumstances change. Nuveen Mutual Funds have adopted the following Frequent Trading Policy that seeks to balance these needs against the potential for higher operating costs, portfolio management disruption and other inefficiencies that can be caused by excessive trading of Fund shares.

1. Definition of Round Trip

A Round Trip trade is the purchase and subsequent redemption of Fund shares, including by exchange. Each side of a Round Trip trade may be comprised of either a single transaction or a series of closely-spaced transactions.

2. Round Trip Trade Limitations

Nuveen Mutual Funds limit the frequency of Round Trip trades that may be placed in a Fund. Subject to certain exceptions noted below, the Funds limit an investor to four Round Trips per trailing 12-month period and may also restrict the trading privileges of an investor who makes a Round Trip within a 30-day period if the purchase and redemption are of substantially similar dollar amounts and represent at least 25% of the value of the investor’s account.

3. Enforcement

Trades placed in violation of the foregoing policies are subject to rejection or cancellation by Nuveen Mutual Funds. Nuveen Mutual Funds may also bar an investor (and/or the investor’s financial advisor) who has violated these policies from opening new accounts with the Funds and may restrict the investor’s existing account(s) to redemptions only. Nuveen Mutual Funds reserve the right, in their sole discretion, to (a) interpret the terms and application of these policies, (b) waive unintentional or minor violations (including transactions below certain dollar thresholds) if Nuveen Mutual Funds determine that doing so does not harm the interests of Fund shareholders, and (c) exclude certain classes of redemptions from the application of the trading restrictions set forth above.

Nuveen Mutual Funds reserve the right to impose restrictions on purchases or exchanges that are more restrictive than those stated above if they determine, in their sole discretion, that a proposed transaction or series of transactions involve market timing or excessive trading that is likely to be detrimental to the Funds. The Funds may also modify or suspend the Frequent Trading Policy without notice during periods of market stress or other unusual circumstances.

The ability of Nuveen Mutual Funds to implement the Frequent Trading Policy for omnibus accounts at certain financial intermediaries may be dependent on receiving from those intermediaries sufficient shareholder information to permit monitoring of trade activity and enforcement of the Funds’ Frequent Trading Policy. In addition, the Funds may rely on a financial intermediary’s policy to restrict market timing and excessive trading if the Funds believe that the policy is reasonably designed to prevent market timing that is detrimental to the Funds. Such policy may be more or less restrictive than the Funds’ Policy. The Funds cannot ensure that these financial intermediaries will in all cases apply the Funds’ policy or their own policies, as the case may be, to accounts under their control.

Exclusions from the Frequent Trading Policy

As stated above, certain redemptions are eligible for exclusion from the Frequent Trading Policy, including: (i) redemptions or exchanges by shareholders investing through the fee-based platforms of certain financial intermediaries (where the intermediary charges an asset-based or comprehensive “wrap” fee for its services) that are effected by the financial intermediaries in connection with systematic portfolio rebalancing; (ii) when there is a verified trade error correction, which occurs when a dealer firm sends a trade to correct an earlier trade made in error and then the firm sends an explanation to the Nuveen Mutual Funds confirming that the trade is actually an error correction; (iii) in the event of total disability (as evidenced by a determination by the federal Social Security

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Administration) of the shareholder (including a registered joint owner) occurring after the purchase of the shares being redeemed; (iv) in the event of the death of the shareholder (including a registered joint owner); (v) redemptions made pursuant to a systematic withdrawal plan, up to 1% monthly, 3% quarterly, 6% semiannually or 12% annually of an account’s net asset value depending on the frequency of the plan as designated by the shareholder; (vi) redemptions of shares that were purchased through a systematic investment program; (vii) involuntary redemptions caused by operation of law; (viii) redemptions in connection with a payment of account or plan fees; (ix) redemptions or exchanges by any “fund of funds” advised by the Adviser; and (x) redemptions in connection with the exercise of a Fund’s right to redeem all shares in an account that does not maintain a certain minimum balance or that the applicable board has determined may have material adverse consequences to the shareholders of a Fund.

In addition, the following redemptions of shares by an employer-sponsored qualified defined contribution retirement plan are excluded from the Frequent Trading Policy: (i) partial or complete redemptions in connection with a distribution without penalty under Section 72(t) of the Code from a retirement plan: (a) upon attaining age 59 1/2; (b) as part of a series of substantially equal periodic payments; or (c) upon separation from service and attaining age 55; (ii) partial or complete redemptions in connection with a qualifying loan or hardship withdrawal; (iii) complete redemptions in connection with termination of employment, plan termination, transfer to another employer’s plan or IRA or changes in a plan’s recordkeeper; and (iv) redemptions resulting from the return of an excess contribution. Also, the following redemptions of shares held in an IRA account are excluded from the application of the Frequent Trading Policy: (i) redemptions made pursuant to an IRA systematic withdrawal based on the shareholder’s life expectancy including, but not limited to, substantially equal periodic payments described in Code Section 72(t)(A)(iv) prior to age 59 1/2; and (ii) redemptions to satisfy required minimum distributions after age 70 1/2 from an IRA account.

FINANCIAL STATEMENTS

The financial statements of NIF included in its Annual Report to shareholders for the fiscal period ended April 30, 2011 and the financial statements included in its Semi-Annual Report to shareholders for the fiscal period ended December 31, 2010 are incorporated herein by reference.

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APPENDIX A

RATING OF INVESTMENTS

Standard & Poor’s Ratings Group—A brief description of the applicable Standard & Poor’s (“S&P”) rating symbols and their meanings (as published by S&P) follows:

Issue Credit Ratings

A S&P issue credit rating is a forward looking opinion about the creditworthiness of an obligor with respect to a specific financial obligation, a specific class of financial obligations, or a specific financial program (including ratings on medium-term note programs and commercial paper programs). It takes into consideration the creditworthiness of guarantors, insurers, or other forms of credit enhancement on the obligation and takes into account the currency in which the obligation is denominated.

The opinion reflects S&P’s view of the obligor’s capacity and willingness to meet its financial commitments as they come due, and may assess terms, such as collateral security and subordination, which could affect ultimate payment in the event of default.

Issue credit ratings can be either long-term or short-term. Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity of no more than 365 days-including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating. Medium-term notes are assigned long-term ratings.

Long-Term Issue Credit Ratings

Issue credit ratings are based, in varying degrees, on the following considerations:

1. Likelihood of payment—capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation;

2. Nature of and provisions of the obligation;

3. Protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue rating are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA	An obligation rated ‘AAA’ has the highest rating assigned by S&P. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA	An obligation rated ‘AA’ differs from the highest rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A	An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB	An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’ and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB	An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B	An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC	An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC	An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C	A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D	An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

NR	This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular obligation as a matter of policy.

Municipal Short-Term Note Ratings

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s analysis will review the following considerations:

•	Amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and

•	Source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1	Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2	Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3	Speculative capacity to pay principal and interest.

Moody’s Investors Service, Inc.—A brief description of the applicable Moody’s Investors Service, Inc. (“Moody’s”) rating symbols and their meanings (as published by Moody’s) follows:

Long-Term Obligation Ratings

Aaa	Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa	Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A	Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa	Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba	Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B	Obligations rated B are considered speculative and are subject to high credit risk.

Caa	Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca	Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C	Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note: Moody’s appends numerical modifiers 1, 2, and 3 to each generic rating classification from Aa through Caa. The modifier 1 indicates that the obligation ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates a ranking in the lower end of that generic rating category.

Medium-Term Note Program Ratings

Moody’s assigns ratings to medium-term note (MTN) programs and to individual debt securities issued from them (referred to as drawdowns or notes). These ratings may be expressed on Moody’s general long-term or short-term rating scale, depending upon the intended tenor of the notes to be issued under the program. MTN program ratings are intended to reflect the ratings likely to be assigned to drawdowns issued from the program with the specified priority of claim (e.g. senior or subordinated). However, the rating assigned to a drawdown from a rated MTN program may differ from the program rating if the draw-down is exposed to additional credit risks besides the issuer’s default, such as links to the defaults of other issuers, or has other structural features that warrant a different rating. In some circumstances, no rating may be assigned to a drawdown.

Market participants must determine whether any particular note is rated, and if so, at what rating level. Moody’s encourages market participants to contact Moody’s Ratings Desks or visit www.moodys.com directly if they have questions regarding ratings for specific notes issued under a medium-term note program. Unrated notes issued under an MTN program may be assigned an NR (not rated) symbol.

U.S. Municipal Short-Term Debt and Demand Obligation Ratings

Short-Term Obligation Ratings

In municipal debt issuance, there are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (MIG) and are divided into three levels—MIG 1 through MIG 3.

In addition, those short-term obligations that are of speculative quality are designated SG, or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1	This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2	This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3	This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG	This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

Demand Obligation Ratings

In the case of variable rate demand obligations (VRDOs), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long-or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1.

VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1	This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2	This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3	This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

SG	This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Fitch Ratings—A brief description of the applicable Fitch Ratings (“Fitch”) ratings symbols and meanings (as published by Fitch) follows:

Structured, Project & Public Finance Obligations—Long-Term Rating Scales

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA	Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA	Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A	High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB	Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB	Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B	Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

CCC	Substantial credit risk. Default is a real possibility.

CC	Very high levels of credit risk. Default of some kind appears probable.

C	Exceptionally high levels of credit risk. Default appears imminent or inevitable.

D	Default. Indicates a default. Default generally is defined as one of the following:

•	failure to make payment of principal and/or interest under the contractual terms of the rated obligation;

•	the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or

•	the coercive exchange of an obligation, where creditors were offered securities with diminished structural or

•	economic terms compared with the existing obligation.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

The suffix “sf’’ denotes an issue that is a structured finance transaction. For an explanation of how Fitch determines structured finance ratings, please see our criteria available at www.Fitchratings.com.

In the case of public finance, the ratings do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Limitations of the Structured, Project and Public Finance Obligation Rating Scale

Specific limitatiopns relevant to the structured, project and public finance obligation rating scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to a transaction’s profile other than the agency’s opinion on the relative vulnerability to default of each rated tranche or security.

Short-Term Ratings Assigned to Issuers or Obligations in Corporate, Public and Structured Finance

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1	Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2	Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3	Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

B	Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C	High short-term default risk. Default is a real possibility.

RD	Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Applicable to entity ratings only.

D	Default. Indicates a broad-based default event for an entity, or the default of a short-term obligation.

Limitations of the Short-Term Ratings Scale

Specific limitations relevant to the Short-Term Ratings scale include:

•	The ratings do not predict a specific percentage of default likelihood over any given time period.

•	The ratings do not opine on the market value of any issuer’s securities or stock, or the likelihood that this value may change.

•	The ratings do not opine on the liquidity of the issuer’s securities or stock.

•	The ratings do not opine on the possible loss severity on an obligation should an obligation default.

•	The ratings do not opine on any quality related to an issuer or transaction’s profile other than the agency’s opinion on the relative vulnerability to default of the rated issuer or obligation.

Ratings assigned by Fitch Ratings articulate an opinion on discrete and specific areas of risk. The above list is not exhaustive, and is provided for the reader’s convenience.

APPENDIX B

Nuveen Fund Advisors, Inc.

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011

I. INTRODUCTION

Nuveen Fund Advisors, Inc. (“Adviser”) is an investment adviser for the Nuveen Funds (the “Funds”) and for other accounts (collectively, with the Funds, “Accounts”). As such, Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

When Adviser contracts with another investment adviser to act as a sub-adviser for its Accounts, Adviser delegates proxy voting responsibility to the sub-adviser (each a “Sub-Adviser”). Where Adviser has delegated proxy voting responsibility, the Sub-Adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

II. POLICIES AND PROCEDURES

Consistent with its oversight responsibilities, Adviser has adopted the following Sub-Adviser oversight policies and procedures:

1. Prior to approval of any sub-advisory contract by Adviser or the Board of Directors of the Funds, as applicable, Adviser’s Compliance reviews the Sub-Adviser’s proxy voting policy (each a “Sub-Adviser Policy”) to ensure that such Sub-Adviser Policy is designed in the best interests of Adviser’s clients. Thereafter, at least annually, Adviser’s Compliance reviews and approves material changes to each Sub-Adviser Policy.

2. On a quarterly basis, Adviser’s Investment Operations will request and review reports from each Sub-Adviser reflecting any overrides of its Sub-Adviser Policy or conflicts of interest addressed during the previous quarter, and other matters Adviser’s Investment Operations deems appropriate. Any material issues arising from such review will be reported to Adviser’s management and if appropriate, the Board of Directors of the Funds.

III. POLICY OWNER

Chief Compliance Officer

IV. RESPONSIBLE PARTIES

Compliance

Investment Operations

Nuveen Asset Management, LLC

Proxy Voting Policies and Procedures

Effective Date: January 1, 2011

I. GENERAL PRINCIPLES

A. Nuveen Asset Management, LLC (“Adviser”) is an investment sub-adviser for certain of the Nuveen Funds (the “Funds”) and investment adviser for institutional and other separately managed accounts (collectively, with the Funds, “Client Accounts”). As such, Client Accounts may confer upon Adviser complete discretion to vote proxies. It is Adviser’s duty to vote proxies in the best interests of its clients (which may involve affirmatively deciding that voting the proxies may not be in the best interests of certain clients on certain matters1). In voting proxies, Adviser also seeks to enhance total investment return for its clients.

B. If Adviser contracts with another investment adviser to act as a sub-adviser for a Client Account, Adviser may delegate proxy voting responsibility to the sub-adviser. Where Adviser has delegated proxy voting responsibility, the sub-adviser will be responsible for developing and adhering to its own proxy voting policies, subject to oversight by Adviser.

C. Adviser’s Investment Policy Committee (“IPC”), comprised of the firm’s most senior investment professionals, is charged with oversight of the proxy voting policies and procedures. The IPC is responsible for (1) approving the proxy voting policies and procedures, and (2) oversight of the activities of Adviser’s Proxy Voting Committee (“PVC”). The PVC is responsible for providing an administrative framework to facilitate and monitor Adviser’s exercise of its fiduciary duty to vote client proxies and fulfill the obligations of reporting and recordkeeping under the federal securities laws.

II. POLICIES

The IPC, after reviewing and concluding that such policies are reasonably designed to vote proxies in the best interests of clients, has approved and adopted the proxy voting policies of Institutional Shareholder Services, Inc. ("ISS"), a leading national provider of proxy voting administrative and research services. As a result, such policies set forth Adviser’s positions on recurring proxy issues and criteria for addressing non-recurring issues. These policies are reviewed periodically by ISS, and therefore are subject to change. Even though it has adopted ISS policies, Adviser maintains the fiduciary responsibility for all proxy voting decisions.

III. PROCEDURES

A. Supervision of Proxy Voting Service. The PVC shall supervise the relationship with Adviser’s proxy voting service, ISS. ISS apprises Adviser of shareholder meeting dates, provides research on proxy proposals and voting recommendations, and casts the actual proxy votes. ISS also serves as Adviser’s proxy voting record keeper and generates reports on how proxies were voted.

[1]

Adviser may not vote proxies associated with the securities of any issuer if as a result of voting, subsequent purchases or sales of such securities would be blocked. However, Adviser may decide, on an individual security basis that it is in the best interests of its clients to vote the proxy associated with such a security, taking into account the loss of liquidity. In addition, Adviser may not to vote proxies where the voting would in Adviser’s judgment result in some other financial, legal, regulatory disability or burden to the client (such as imputing control with respect to the issuer) or subject to resolution of any conflict of interest as provided herein, to Adviser.

B. Conflicts of Interest.

1. The following relationships or circumstances may give rise to conflicts of interest:2

a. The issuer or proxy proponent (e.g., a special interest group) is Madison Dearborn Partners, a private equity firm and affiliate of Adviser (“MDP”), or a company that controls, is controlled by or is under common control with MDP.

b. The issuer is an entity in which an executive officer of Adviser or a spouse or domestic partner of any such executive officer is or was (within the past three years of the proxy vote) an executive officer or director.

c. The issuer is a registered or unregistered fund for which Adviser or another Nuveen adviser serves as investment adviser or sub-adviser.

d. Any other circumstances that Adviser is aware of where Adviser’s duty to serve its clients’ interests, typically referred to as its “duty of loyalty,” could be materially compromised.

2. Adviser will vote proxies in the best interest of its clients regardless of such real or perceived conflicts of interest. By adopting ISS policies, Adviser believes the risk related to conflicts will be minimized.

3. To further minimize this risk, the IPC will review ISS’ conflict avoidance policy at least annually to ensure that it adequately addresses both the actual and perceived conflicts of interest the proxy voting service may face.

4. In the event that ISS faces a material conflict of interest with respect to a specific vote, the PVC shall direct ISS how to vote. The PVC shall receive voting direction from the Head of Research, who will seek voting direction from appropriate investment personnel. Before doing so, however, the PVC will confirm that Adviser faces no material conflicts of its own with respect to the specific proxy vote.

5. If the PVC concludes that a material conflict does exist, it will recommend to the IPC a course of action designed to address the conflict. Such actions could include, but are not limited to:

a. Obtaining instructions from the affected client(s) on how to vote the proxy;

b. Disclosing the conflict to the affected client(s) and seeking their consent to permit Adviser to vote the proxy;

c. Voting in proportion to the other shareholders;

d. Recusing an IPC member from all discussion or consideration of the matter, if the material conflict is due to such person’s actual or potential conflict of interest; or

e. Following the recommendation of a different independent third party.

6. In addition to all of the above-mentioned and other conflicts, members of the IPC and the PVC must notify Adviser’s Chief Compliance Officer of any direct, indirect or perceived improper influence exerted by any employee, officer or director within the MDP affiliate or Fund complex with regard to how Adviser should vote proxies. The Chief Compliance Officer will investigate the allegations and will report the findings to Adviser’s President and the General Counsel. If it is determined that improper influence was attempted, appropriate action shall be taken. Such appropriate action may include disciplinary action, notification of the appropriate senior managers within the MDP affiliate, or notification of the appropriate regulatory authorities. In all cases, the IPC shall not consider any improper influence in determining how to vote proxies, and will vote in the best interests of clients.

[2]

A conflict of interest shall not be considered material for the purposes of these Policies and Procedures in respect of a specific vote or circumstance if the matter to be voted on relates to a restructuring of the terms of existing securities or the issuance of new securities or a similar matter arising out of the holding of securities, other than common equity, in the context of a bankruptcy or threatened bankruptcy of the issuer, even if a conflict described in III.B.1a.-d is present.

C. Proxy Vote Override. From time to time, a portfolio manager of a Client Account (a “Portfolio Manager”) may initiate action to override the ISS recommendation for a particular vote. Any such override by a NAM Portfolio Manager (but not a sub-adviser Portfolio Manager) shall be reviewed by Adviser’s Legal Department for material conflicts. If the Legal Department determines that no material conflicts exist, the approval of one investment professional on the IPC or the Head of Equity Research shall authorize the override. If a material conflict exists the conflict and, ultimately, the override recommendation will be addressed pursuant to the procedures described above under “Conflicts of Interest.”

D. Securities Lending.

1. In order to generate incremental revenue, some clients may participate in a securities lending program. If a client has elected to participate in the lending program then it will not have the right to vote the proxies of any securities that are on loan as of the shareholder meeting record date. A client, or a Portfolio Manager, may place restrictions on loaning securities and/or recall a security on loan at any time. Such actions must be affected prior to the record date for a meeting if the purpose for the restriction or recall is to secure the vote.

2. Portfolio Managers and/or analysts who become aware of upcoming proxy issues relating to any securities in portfolios they manage, or issuers they follow, will consider the desirability of recalling the affected securities that are on loan or restricting the affected securities prior to the record date for the matter. If the proxy issue is determined to be material, and the determination is made prior to the shareholder meeting record date the Portfolio Manager(s) will contact the Securities Lending Agent to recall securities on loan or restrict the loaning of any security held in any portfolio they manage, if they determine that it is in the best interest of shareholders to do so. Training regarding the process to recall securities on loan or restrict the loaning of securities is given to all Portfolio Managers and analysts.

E. Proxy Voting for ERISA Clients. If a proxy voting issue arises for an ERISA client, Adviser is prohibited from voting shares with respect to any issue advanced by a party in interest of the ERISA client.

F. Proxy Voting Records. As required by Rule 204-2 of the Investment Advisers Act of 1940, Adviser shall make and retain five types of records relating to proxy voting; (a) proxy voting policies and procedures; (b) proxy statements received for client and fund securities; (c) records of votes cast on behalf of clients and funds; (d) records of written requests for proxy voting information and written responses from the Adviser to either a written or oral request; and (e) any documents prepared by the adviser that were material to making a proxy voting decision or that memorialized the basis for the decision. Adviser may rely on ISS to make and retain on Adviser’s behalf records pertaining to the rule.

G. Fund of Funds Provision. In instances where Adviser provides investment advice to a fund of funds that acquires shares of affiliated funds or three percent or more of the outstanding voting securities of an unaffiliated fund, the acquiring fund shall vote the shares in the same proportion as the vote of all other shareholders of the acquired fund. If compliance with this policy results in a vote of any shares in a manner different than the ISS recommendation, such vote will not require compliance with the Proxy Vote Override procedures set forth above.

H. Legacy Securities. To the extent that Adviser receives proxies for securities that are transferred into a Client Account’s portfolio that were not recommended or selected by Adviser and are sold or expected to be sold promptly in an orderly manner (“legacy securities”), Adviser will generally instruct ISS to refrain from voting such proxies. In such circumstances, since legacy securities are expected to be sold promptly, voting proxies on such securities would not further Adviser’s interest in maximizing the value of client investments. Adviser may agree to an institutional Client Account’s special request to vote a legacy security proxy, and would instruct ISS to vote such proxy in accordance with its guidelines.

I. Review and Reports.

1. The PVC shall maintain a review schedule. The schedule shall include reviews for the proxy voting policy (including the policies of any sub-adviser), the proxy voting record, account maintenance, and other reviews as deemed appropriate by the PVC. The PVC shall review the schedule at least annually.

2. The PVC will report to the IPC with respect to all identified conflicts and how they were addressed. These reports will include all Client Accounts, including those that are sub-advised. With respect to the review of votes cast on behalf of investments by the Funds, such review will also be reported to the Board of Directors of the Funds at each of their regularly scheduled meetings. Adviser also shall provide the Funds that it sub-advises with information necessary for preparing Form N-PX.

K. Vote Disclosure to Clients.

Adviser’s institutional and separately managed account clients can contact their relationship manager for more information on Adviser’s policies and the proxy voting record for their account. The information available includes name of issuer, ticker/CUSIP, shareholder meeting date, description of item and Adviser’s vote.

IV. POLICY OWNER

IPC

V. RESPONSIBLE PARTIES

IPC

PVC

ADV Review Team

RiskMetrics Group’s U.S. Proxy Voting Guidelines Concise Summary

(Digest of Selected Key Guidelines)

January 22, 2010

1. Routine/Miscellaneous:

Auditor Ratification

Vote FOR proposals to ratify auditors, unless any of the following apply:

•	An auditor has a financial interest in or association with the company, and is therefore not independent;

•	There is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position;

•	Poor accounting practices are identified that rise to a serious level of concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures; or

•	Fees for non-audit services (“Other” fees) are excessive.

Non-audit fees are excessive if:

•	Non-audit (“other”) fees exceed audit fees + audit-related fees + tax compliance/preparation fees

Vote CASE-BY-CASE on shareholder proposals asking companies to prohibit or limit their auditors from engaging in non-audit services.

Vote CASE-BY-CASE on shareholder proposals asking for audit firm rotation, taking into account:

•	The tenure of the audit firm;

•	The length of rotation specified in the proposal;

•	Any significant audit-related issues at the company;

•	The number of Audit Committee meetings held each year;

•	The number of financial experts serving on the committee; and

•	Whether the company has a periodic renewal process where the auditor is evaluated for both audit quality and competitive price.

2. Board of Directors:

Votes on director nominees should be determined on a CASE-BY-CASE basis.

Four fundamental principles apply when determining votes on director nominees:

Board Accountability

Board Responsiveness

Director Independence

Director Competence

Board Accountability

Problematic Takeover Defenses

VOTE WITHHOLD/AGAINST1 the entire board of directors (except new nominees2, who should be considered on a CASE-by-CASE basis), if:

•

The board is classified, and a continuing director responsible for a problematic governance issue at the board/committee level that would warrant a withhold/against vote recommendation is not up for election—any or all appropriate nominees (except new) may be held accountable;

•	The company’s poison pill has a “dead-hand” or “modified dead-hand” feature. Vote withhold/against every year until this feature is removed;

•

The board adopts a poison pill with a term of more than 12 months (“long-term pill”), or renews any existing pill, including any “short-term” pill (12 months or less), without shareholder approval. A commitment or policy that puts a newly-adopted pill to a binding shareholder vote may potentially offset an adverse vote recommendation. Review such companies with classified boards every year, and such companies with annually-elected boards at least once every three years, and vote AGAINST or WITHHOLD votes from all nominees if the company still maintains a non-shareholder-approved poison pill. This policy applies to all companies adopting or renewing pills after the announcement of this policy (Nov 19, 2009);

•	The board makes a material adverse change to an existing poison pill without shareholder approval.

Vote CASE-By-CASE on all nominees if the board adopts a poison pill with a term of 12 months or less (“short-term pill”) without shareholder approval, taking into account the following factors:

•

The date of the pill’s adoption relative to the date of the next meeting of shareholders- i.e. whether the company had time to put the pill on ballot for shareholder ratification given the circumstances;

•	The issuer’s rationale;

•	The issuer's governance structure and practices; and

•	The issuer's track record of accountability to shareholders.

[1]

In general, companies with a plurality vote standard use “Withhold” as the valid contrary vote option in director elections; companies with a majority vote standard use “Against”. However, it will vary by company and the proxy must be checked to determine the valid contrary vote option for the particular company.

[2]

A “new nominee” is any current nominee who has not already been elected by shareholders and who joined the board after the problematic action in question transpired. If RMG cannot determine whether the nominee joined the board before or after the problematic action transpired, the nominee will be considered a “new nominee” if he or she joined the board within the 12 months prior to the upcoming shareholder meeting.

Problematic Audit-Related Practices

Generally, vote AGAINST or WITHHOLD from the members of the Audit Committee if:

•	The non-audit fees paid to the auditor are excessive (see discussion under “Auditor Ratification”);

•	The company receives an adverse opinion on the company’s financial statements from its auditor; or

•

There is persuasive evidence that the audit committee entered into an inappropriate indemnification agreement with its auditor that limits the ability of the company, or its shareholders, to pursue legitimate legal recourse against the audit firm.

Vote CASE-by-CASE on members of the Audit Committee and/or the full board if:

•

Poor accounting practices are identified that rise to a level of serious concern, such as: fraud; misapplication of GAAP; and material weaknesses identified in Section 404 disclosures. Examine the severity, breadth, chronological sequence and duration, as well as the company’s efforts at remediation or corrective actions, in determining whether WITHHOLD/AGAINST votes are warranted.

Problematic Compensation Practices

VOTE WITHHOLD/AGAINST the members of the Compensation Committee and potentially the full board if:

•	There is a negative correlation between chief executive pay and company performance (see Pay for Performance Policy);

•	The company reprices underwater options for stock, cash, or other consideration without prior shareholder approval, even if allowed in the firm's equity plan;

•	The company fails to submit one-time transfers of stock options to a shareholder vote;

•	The company fails to fulfill the terms of a burn rate commitment made to shareholders;

•	The company has problematic pay practices. Problematic pay practices may warrant withholding votes from the CEO and potentially the entire board as well.

Other Problematic Governance Practices

VOTE WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•

The company’s proxy indicates that not all directors attended 75 percent of the aggregate board and committee meetings, but fails to provide the required disclosure of the names of the director(s) involved. If this information cannot be obtained, withhold from all incumbent directors;

•

The board lacks accountability and oversight, coupled with sustained poor performance relative to peers. Sustained poor performance is measured by one- and three-year total shareholder returns in the bottom half of a company’s four-digit GICS industry group (Russell 3000 companies only). Take into consideration the company’s five-year total shareholder return and five-year operational metrics. Problematic provisions include but are not limited to:

—	A classified board structure;

—	A supermajority vote requirement;

—	Majority vote standard for director elections with no carve out for contested elections;

—	The inability for shareholders to call special meetings;

—	The inability for shareholders to act by written consent;

—	A dual-class structure; and/or

—	A non-shareholder approved poison pill.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, committee members, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company;

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Board Responsiveness

Vote WITHHOLD/AGAINST the entire board of directors (except new nominees, who should be considered on a CASE-by-CASE basis), if:

•

The board failed to act on a shareholder proposal that received approval by a majority of the shares outstanding the previous year (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•

The board failed to act on a shareholder proposal that received approval of the majority of shares cast for the previous two consecutive years (a management proposal with other than a FOR recommendation by management will not be considered as sufficient action taken);

•	The board failed to act on takeover offers where the majority of the shareholders tendered their shares; or

•

At the previous board election, any director received more than 50 percent withhold/against votes of the shares cast and the company has failed to address the issue(s) that caused the high withhold/against vote.

Director Independence

Vote WITHHOLD/AGAINST Inside Directors and Affiliated Outside Directors (per the Categorization of Directors in the Summary Guidelines) when:

•	The inside or affiliated outside director serves on any of the three key committees: audit, compensation, or nominating;

•	The company lacks an audit, compensation, or nominating committee so that the full board functions as that committee;

•	The company lacks a formal nominating committee, even if the board attests that the independent directors fulfill the functions of such a committee; or

•	The full board is less than majority independent.

Director Competence

Vote AGAINST or WITHHOLD from individual directors who:

•

Attend less than 75 percent of the board and committee meetings without a valid excuse, such as illness, service to the nation, work on behalf of the company, or funeral obligations. If the company provides meaningful public or private disclosure explaining the director’s absences, evaluate the information on a CASE-BY-CASE basis taking into account the following factors:

—	Degree to which absences were due to an unavoidable conflict;

—	Pattern of absenteeism; and

—	Other extraordinary circumstances underlying the director’s absence;

•	Sit on more than six public company boards;

•	Are CEOs of public companies who sit on the boards of more than two public companies besides their own—withhold only at their outside boards.

Voting for Director Nominees in Contested Elections

Vote CASE-BY-CASE on the election of directors in contested elections, considering the following factors:

•	Long-term financial performance of the target company relative to its industry;

•	Management’s track record;

•	Background to the proxy contest;

•	Qualifications of director nominees (both slates);

•	Strategic plan of dissident slate and quality of critique against management;

•	Likelihood that the proposed goals and objectives can be achieved (both slates);

•	Stock ownership positions.

Independent Chair (Separate Chair/CEO)

Generally vote FOR shareholder proposals requiring that the chairman’s position be filled by an independent director, unless the company satisfies all of the following criteria:

The company maintains the following counterbalancing features:

•

Designated lead director, elected by and from the independent board members with clearly delineated and comprehensive duties. (The role may alternatively reside with a presiding director, vice chairman, or rotating lead director; however the director must serve a minimum of one year in order to qualify as a lead director.) The duties should include, but are not limited to, the following:

—	presides at all meetings of the board at which the chairman is not present, including executive sessions of the independent directors;

—	serves as liaison between the chairman and the independent directors;

—	approves information sent to the board;

—	approves meeting agendas for the board;

—	approves meeting schedules to assure that there is sufficient time for discussion of all agenda items;

—	has the authority to call meetings of the independent directors;

—	if requested by major shareholders, ensures that he is available for consultation and direct communication;

•	Two-thirds independent board;

•	All independent key committees;

•	Established governance guidelines;

•

A company in the Russell 3000 universe must not have exhibited sustained poor total shareholder return (TSR) performance, defined as one- and three-year TSR in the bottom half of the company’s four-digit GICS industry group within the Russell 3000 only), unless there has been a change in the Chairman/CEO position within that time;

•	The company does not have any problematic governance or management issues, examples of which include, but are not limited to:

—	Egregious compensation practices;

—	Multiple related-party transactions or other issues putting director independence at risk;

—	Corporate and/or management scandals;

—	Excessive problematic corporate governance provisions; or

—	Flagrant board or management actions with potential or realized negative impact on shareholders.

3. Shareholder Rights & Defenses:

Net Operating Loss (NOL) Protective Amendments

For management proposals to adopt a protective amendment for the stated purpose of protecting a company’s net operating losses (“NOLs”), the following factors should be considered on a CASE-BY-CASE basis:

•

The ownership threshold (NOL protective amendments generally prohibit stock ownership transfers that would result in a new 5-percent holder or increase the stock ownership percentage of an existing five-percent holder);

•	The value of the NOLs;

•	Shareholder protection mechanisms (sunset provision or commitment to cause expiration of the protective amendment upon exhaustion or expiration of the NOL);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Poison Pills- Shareholder Proposals to put Pill to a Vote and/or Adopt a Pill Policy

Vote FOR shareholder proposals requesting that the company submit its poison pill to a shareholder vote or redeem it UNLESS the company has: (1) A shareholder approved poison pill in place; or (2) The company has adopted a policy concerning the adoption of a pill in the future specifying that the board will only adopt a shareholder rights plan if either:

•	Shareholders have approved the adoption of the plan; or

•

The board, in its exercise of its fiduciary responsibilities, determines that it is in the best interest of shareholders under the circumstances to adopt a pill without the delay in adoption that would result from seeking stockholder approval (i.e., the “fiduciary out” provision). A poison pill adopted under this fiduciary out will be put to a shareholder ratification vote within 12 months of adoption or expire. If the pill is not approved by a majority of the votes cast on this issue, the plan will immediately terminate.

If the shareholder proposal calls for a time period of less than 12 months for shareholder ratification after adoption, vote FOR the proposal, but add the caveat that a vote within 12 months would be considered sufficient implementation.

Poison Pills- Management Proposals to Ratify Poison Pill

Vote CASE-by-CASE on management proposals on poison pill ratification, focusing on the features of the shareholder rights plan. Rights plans should contain the following attributes:

•	No lower than a 20% trigger, flip-in or flip-over;

•	A term of no more than three years;

•	No dead-hand, slow-hand, no-hand or similar feature that limits the ability of a future board to redeem the pill;

•

Shareholder redemption feature (qualifying offer clause); if the board refuses to redeem the pill 90 days after a qualifying offer is announced, 10 percent of the shares may call a special meeting or seek a written consent to vote on rescinding the pill.

In addition, the rationale for adopting the pill should be thoroughly explained by the company. In examining the request for the pill, take into consideration the company’s existing governance structure, including: board independence, existing takeover defenses, and any problematic governance concerns.

Poison Pills- Management Proposals to ratify a Pill to preserve Net Operating Losses (NOLs)

Vote CASE-BY-CASE on management proposals for poison pill ratification. For management proposals to adopt a poison pill for the stated purpose of preserving a company’s net operating losses (“NOLs”), the following factors are considered on a CASE-BY-CASE basis:

•	The ownership threshold to transfer (NOL pills generally have a trigger slightly below 5%);

•	The value of the NOLs;

•	The term;

•	Shareholder protection mechanisms (sunset provision, or commitment to cause expiration of the pill upon exhaustion or expiration of NOLs);

•

The company’s existing governance structure including: board independence, existing takeover defenses, track record of responsiveness to shareholders, and any other problematic governance concerns; and

•	Any other factors that may be applicable.

Shareholder Ability to Call Special Meetings

Vote AGAINST management or shareholder proposals to restrict or prohibit shareholders’ ability to call special meetings.

Generally vote FOR management or shareholder proposals that provide shareholders with the ability to call special meetings taking into account the following factors:

•	Shareholders’ current right to call special meetings;

•	Minimum ownership threshold necessary to call special meetings (10% preferred);

•	The inclusion of exclusionary or prohibitive language;

•	Investor ownership structure; and

•	Shareholder support of and management’s response to previous shareholder proposals.

Supermajority Vote Requirements

Vote AGAINST proposals to require a supermajority shareholder vote.

Vote FOR management or shareholder proposals to reduce supermajority vote requirements. However, for companies with shareholder(s) who have significant ownership levels, vote CASE-BY-CASE, taking into account:

•	Ownership structure;

•	Quorum requirements; and

•	Supermajority vote requirements.

4. Capital Restructuring:

Common Stock Authorization

Vote CASE-BY-CASE on proposals to increase the number of shares of common stock authorized for issuance. Take into account company-specific factors which include, at a minimum, the following:

•	Past Board Performance:

—	The company’s use of authorized shares during the last three years;

—	One- and three-year total shareholder return; and

—	The board’s governance structure and practices;

•	The Current Request:

—	Disclosure in the proxy statement of the specific reasons for the proposed increase;

—	The dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and its three-year total shareholder return; and

—	Risks to shareholders of not approving the request.

Vote AGAINST proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights.

Preferred Stock

Vote CASE-BY-CASE on proposals to increase the number of shares of preferred stock authorized for issuance. Take into account company-specific factors that include, at a minimum, the following:

•	Past Board Performance:

—	The company’s use of authorized preferred shares during the last three years;

—	One- and three-year total shareholder return; and

—	The board’s governance structure and practices;

•	The Current Request:

—	Disclosure in the proxy statement of specific reasons for the proposed increase;

—	In cases where the company has existing authorized preferred stock, the dilutive impact of the request as determined through an allowable cap generated by RiskMetrics’ quantitative model, which examines the company’s need for shares and three-year total shareholder return; and

—	Whether the shares requested are blank check preferred shares, and whether they are declawed.

Vote AGAINST proposals at companies with more than one class or series of preferred stock to increase the number of authorized shares of the class or series that has superior voting rights.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions. Review and evaluate the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, emphasis is placed on the offer premium, market reaction and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction should cause closer scrutiny of a deal.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Negotiations and process—Were the terms of the transaction negotiated at arm's-length? Was the process fair and equitable? A fair process helps to ensure the best price for shareholders. Significant negotiation "wins" can also signify the deal makers' competency. The comprehensiveness of the sales process (e.g., full auction, partial auction, no auction) can also affect shareholder value.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? As the result of potential conflicts, the directors and officers of the company may be more likely to vote to approve a merger than if they did not hold these interests. Consider whether these interests may have influenced these directors and officers to support or recommend the merger. The change-in-control figure presented in the "RMG Transaction Summary" section of this report is an aggregate figure that can in certain cases be a misleading indicator of the true value transfer from shareholders to insiders. Where such figure appears to be excessive, analyze the underlying assumptions to determine whether a potential conflict exists.

•	Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

5. Compensation:

Executive Pay Evaluation

Underlying all evaluations are five global principles that most investors expect corporations to adhere to in designing and administering executive and director compensation programs:

1. Maintain appropriate pay-for-performance alignment, with emphasis on long-term shareholder value: This principle encompasses overall executive pay practices, which must be designed to attract, retain, and appropriately motivate the key employees who drive shareholder value creation over the long term. It will take into consideration, among other factors, the link between pay and performance; the mix between fixed and variable pay; performance goals; and equity-based plan costs;

2. Avoid arrangements that risk “pay for failure”: This principle addresses the appropriateness of long or indefinite contracts, excessive severance packages, and guaranteed compensation;

3. Maintain an independent and effective compensation committee: This principle promotes oversight of executive pay programs by directors with appropriate skills, knowledge, experience, and a sound process for compensation decision-making (e.g., including access to independent expertise and advice when needed);

4. Provide shareholders with clear, comprehensive compensation disclosures: This principle underscores the importance of informative and timely disclosures that enable shareholders to evaluate executive pay practices fully and fairly;

5. Avoid inappropriate pay to non-executive directors: This principle recognizes the interests of shareholders in ensuring that compensation to outside directors does not compromise their independence and ability to make appropriate judgments in overseeing managers‘ pay and performance. At the market level, it may incorporate a variety of generally accepted best practices.

Equity Compensation Plans

Vote CASE-BY-CASE on equity-based compensation plans. Vote AGAINST the equity plan if any of the following factors apply:

•	The total cost of the company’s equity plans is unreasonable;

•	The plan expressly permits the repricing of stock options/stock appreciate rights (SARs) without prior shareholder approval;

•

The CEO is a participant in the proposed equity-based compensation plan and there is a disconnect between CEO pay and the company’s performance where over 50 percent of the year-over-year increase is attributed to equity awards (see Pay-for-Performance);

•	The company’s three year burn rate exceeds the greater of 2% or the mean plus one standard deviation of its industry group;

•

Liberal Change of Control Definition: The plan provides for the acceleration of vesting of equity awards even though an actual change in control may not occur (e.g., upon shareholder approval of a transaction or the announcement of a tender offer); or

•	The plan is a vehicle for problematic pay practices.

Other Compensation Proposals and Policies

Advisory Votes on Executive Compensation- Management Proposals (Management Say-on-Pay)

In general, the management say on pay (MSOP) ballot item is the primary focus of voting on executive pay practices- dissatisfaction with compensation practices can be expressed by voting against the MSOP rather than withholding or voting against the compensation committee. However, if there is no MSOP on which to express the dissatisfaction, then the secondary target will be members of the compensation committee. In addition, in egregious cases, or if the board fails to respond to concerns raised by a prior MSOP proposal; then vote withhold or against compensation committee member (or, if the full board is deemed accountable, to all directors). If the negative factors impact equity-based plans, then vote AGAINST an equity-based plan proposal presented for shareholder approval.

Evaluate executive pay and practices, as well as certain aspects of outside director compensation, on a CASE-BY-CASE basis.

Vote AGAINST management say on pay (MSOP) proposals, AGAINST/WITHHOLD on compensation committee members (or, in rare cases where the full board is deemed responsible, all directors including the CEO), and/or AGAINST an equity-based incentive plan proposal if:

•	There is a misalignment between CEO pay and company performance (pay for performance);

•	The company maintains problematic pay practices;

•	The board exhibits poor communication and responsiveness to shareholders.

Additional CASE-BY-CASE considerations for the management say on pay (MSOP) proposals:

•

Evaluation of performance metrics in short-term and long-term plans, as discussed and explained in the Compensation Discussion & Analysis (CD&A). Consider the measures, goals, and target awards reported by the company for executives’ short- and long-term incentive awards: disclosure, explanation of their alignment with the company’s business strategy, and whether goals appear to be sufficiently challenging in relation to resulting payouts;

•

Evaluation of peer group benchmarking used to set target pay or award opportunities. Consider the rationale stated by the company for constituents in its pay benchmarking peer group, as well as the benchmark targets it uses to set or validate executives’ pay (e.g., median, 75th percentile, etc.,) to ascertain whether the benchmarking process is sound or may result in pay “ratcheting” due to inappropriate peer group constituents (e.g., much larger companies) or targeting (e.g., above median); and

•

Balance of performance-based versus non-performance-based pay. Consider the ratio of performance-based (not including plain vanilla stock options) vs. non-performance-based pay elements reported for the CEO’s latest reported fiscal year compensation, especially in conjunction with concerns about other factors such as performance metrics/goals, benchmarking practices, and pay-for-performance disconnects.

Pay for Performance

Evaluate the alignment of the CEO’s pay with performance over time, focusing particularly on companies that have underperformed their peers over a sustained period. From a shareholders‘ perspective, performance is predominantly gauged by the company’s stock performance over time. Even when financial or operational measures are utilized in incentive awards, the achievement related to these measures should ultimately translate into superior shareholder returns in the long-term.

Focus on companies with sustained underperformance relative to peers, considering the following key factors:

•	Whether a company’s one-year and three-year total shareholder returns (“TSR”) are in the bottom half of its industry group (i.e., four-digit GICS—Global Industry Classification Group); and

•

Whether the total compensation of a CEO who has served at least two consecutive fiscal years is aligned with the company’s total shareholder return over time, including both recent and long-term periods.

If a company falls in the bottom half of its four-digit GICS, further analysis of the CD&A is required to better understand the various pay elements and whether they create or reinforce shareholder alignment. Also assess the CEO’s pay relative to the company’s TSR over a time horizon of at least five years. The most recent year-over-year increase or decrease in pay remains a key consideration, but there will be additional emphasis on the long term trend of CEO total compensation relative to shareholder return. Also consider the mix of performance-based compensation relative to total compensation. In general, standard stock options or time-vested restricted stock are not considered to be performance-based. If a company provides performance-based incentives to its executives, the company is highly encouraged to provide the complete disclosure of the performance measure and goals (hurdle rate) so that shareholders can assess the rigor of the performance program. The use of non-GAAP financial metrics also makes it very challenging for shareholders to ascertain the rigor of the program as shareholders often cannot tell the type of adjustments being made and if the adjustments were made consistently. Complete and transparent disclosure helps shareholders to better understand the company’s pay for performance linkage.

Problematic Pay Practices

The focus is on executive compensation practices that contravene the global pay principles, including:

•	Problematic practices related to non-performance-based compensation elements;

•	Incentives that may motivate excessive risk-taking; and

•	Options Backdating.

Non-Performance based Compensation Elements

Companies adopt a variety of pay arrangements that may be acceptable in their particular industries, or unique for a particular situation, and all companies are reviewed on a case-by-case basis. However, there are certain adverse practices that are particularly contrary to a performance-based pay philosophy, including guaranteed pay and excessive or inappropriate non-performance-based pay elements.

While not exhaustive, this is the list of practices that carry greatest weight in this consideration and may result in negative vote recommendations on a stand-alone basis. For more details, please refer to RMG’s Compensation FAQ document: http://www.riskmetrics.com/policy/2010_compensation_FAQ:

•	Multi-year guarantees for salary increases, non-performance based bonuses, and equity compensation;

•	Including additional years of unworked service that result in significant additional benefits, without sufficient justification, or including long-term equity awards in the pension calculation;

•	Perquisites for former and/or retired executives, and extraordinary relocation benefits (including home buyouts) for current executives;

•

Change-in-control payments exceeding 3 times base salary and target bonus; change-in-control payments without job loss or substantial diminution of duties (“Single Triggers”); new or materially amended agreements that provide for “modified single triggers” (under which an executive may voluntarily leave for any reason and still receive the change-in-control severance package); new or materially amended agreements that provide for an excise tax gross-up (including “modified gross-ups”);

•	Tax Reimbursements related to executive perquisites or other payments such as personal use of corporate aircraft, executive life insurance, bonus, etc; (see also excise tax gross-ups above)

•	Dividends or dividend equivalents paid on unvested performance shares or units;

•	Executives using company stock in hedging activities, such as “cashless” collars, forward sales, equity swaps or other similar arrangements; or

•

Repricing or replacing of underwater stock options/stock appreciation rights without prior shareholder approval (including cash buyouts and voluntary surrender/subsequent regrant of underwater options).

Incentives that may Motivate Excessive Risk-Taking

Assess company policies and disclosure related to compensation that could incentivize excessive risk-taking, for example:

•	Guaranteed bonuses;

•	A single performance metric used for short- and long-term plans;

•	Lucrative severance packages;

•	High pay opportunities relative to industry peers;

•	Disproportionate supplemental pensions; or

•	Mega annual equity grants that provide unlimited upside with no downside risk.

Factors that potentially mitigate the impact of risky incentives include rigorous claw-back provisions and robust stock ownership/holding guidelines.

Options Backdating

Vote CASE-by-CASE on options backdating issues. Generally, when a company has recently practiced options backdating, WITHHOLD from or vote AGAINST the compensation committee, depending on the severity of the practices and the subsequent corrective actions on the part of the board. When deciding on votes on compensation committee members who oversaw questionable options grant practices or current compensation committee members who fail to respond to the issue proactively, consider several factors, including, but not limited to, the following:

•	Reason and motive for the options backdating issue, such as inadvertent vs. deliberate grant date changes;

•	Duration of options backdating;

•	Size of restatement due to options backdating;

•	Corrective actions taken by the board or compensation committee, such as canceling or re-pricing backdated options, the recouping of option gains on backdated grants; and

•	Adoption of a grant policy that prohibits backdating, and creates a fixed grant schedule or window period for equity grants in the future.

A CASE-by-CASE analysis approach allows distinctions to be made between companies that had “sloppy” plan administration versus those that acted deliberately and/or committed fraud, as well as those companies that subsequently took corrective action. Cases where companies have committed fraud are considered most egregious.

Board Communications and Responsiveness

Consider the following factors on a CASE-BY-CASE basis when evaluating ballot items related to executive pay:

•	Poor disclosure practices, including:

—	Unclear explanation of how the CEO is involved in the pay setting process;

—	Retrospective performance targets and methodology not discussed;

—	Methodology for benchmarking practices and/or peer group not disclosed and explained.

•	Board’s responsiveness to investor input and engagement on compensation issues, for example:

—	Failure to respond to majority-supported shareholder proposals on executive pay topics; or

—	Failure to respond to concerns raised in connection with significant opposition to MSOP proposals.

Option Exchange Programs/Repricing Options

Vote CASE-by-CASE on management proposals seeking approval to exchange/reprice options, taking into consideration:

•	Historic trading patterns—the stock price should not be so volatile that the options are likely to be back “in-the-money” over the near term;

•	Rationale for the re-pricing—was the stock price decline beyond management's control?

•	Is this a value-for-value exchange?

•	Are surrendered stock options added back to the plan reserve?

•	Option vesting—does the new option vest immediately or is there a black-out period?

•	Term of the option—the term should remain the same as that of the replaced option;

•	Exercise price—should be set at fair market or a premium to market;

•	Participants—executive officers and directors should be excluded.

If the surrendered options are added back to the equity plans for re-issuance, then also take into consideration the company’s total cost of equity plans and its three-year average burn rate.

In addition to the above considerations, evaluate the intent, rationale, and timing of the repricing proposal. The proposal should clearly articulate why the board is choosing to conduct an exchange program at this point in time. Repricing underwater options after a recent precipitous drop in the company’s stock price demonstrates poor timing. Repricing after a recent decline in stock price triggers additional scrutiny and a potential AGAINST vote on the proposal. At a minimum, the decline should not have happened within the past year. Also, consider the terms of the surrendered options, such as the grant date, exercise price and vesting schedule. Grant dates of surrendered options should be far enough back (two to three years) so as not to suggest that repricings are being done to take advantage of short-term downward price movements. Similarly, the exercise price of surrendered options should be above the 52-week high for the stock price.

Vote FOR shareholder proposals to put option repricings to a shareholder vote.

Shareholder Proposals on Compensation

Advisory Vote on Executive Compensation (Say-on-Pay)

Generally, vote FOR shareholder proposals that call for non-binding shareholder ratification of the compensation of the Named Executive Officers and the accompanying narrative disclosure of material factors provided to understand the Summary Compensation Table.

Golden Coffins/Executive Death Benefits

Generally vote FOR proposals calling companies to adopt a policy of obtaining shareholder approval for any future agreements and corporate policies that could oblige the company to make payments or awards following the death of a senior executive in the form of unearned salary or bonuses, accelerated vesting or the continuation in force of unvested equity grants, perquisites and other payments or awards made in lieu of compensation. This would not apply to any benefit programs or equity plan proposals that the broad-based employee population is eligible.

Recoup Bonuses

Vote on a CASE-BY-CASE on proposals to recoup unearned incentive bonuses or other incentive payments made to senior executives if it is later determined that the figures upon which incentive compensation is earned later turn out to have been in error. This is line with the clawback provision in the Trouble Asset Relief Program. Many companies have adopted policies that permit recoupment in cases where fraud, misconduct, or negligence significantly contributed to a restatement of financial results that led to the awarding of unearned incentive compensation. RMG will take into consideration:

•	If the company has adopted a formal recoupment bonus policy;

•	If the company has chronic restatement history or material financial problems; or

•	If the company’s policy substantially addresses the concerns raised by the proponent.

Stock Ownership or Holding Period Guidelines

Generally vote AGAINST shareholder proposals that mandate a minimum amount of stock that directors must own in order to qualify as a director or to remain on the board. While RMG favors stock ownership on the part of directors, the company should determine the appropriate ownership requirement.

Vote on a CASE-BY-CASE on shareholder proposals asking companies to adopt policies requiring Named Executive Officers to retain 75% of the shares acquired through compensation plans while employed and/or for two years following the termination of their employment, and to report to shareholders regarding this policy. The following factors will be taken into account:

•	Whether the company has any holding period, retention ratio, or officer ownership requirements in place. These should consist of:

—	Rigorous stock ownership guidelines, or

—	A holding period requirement coupled with a significant long-term ownership requirement, or

—	A meaningful retention ratio,

•	Actual officer stock ownership and the degree to which it meets or exceeds the proponent’s suggested holding period/retention ratio or the company’s own stock ownership or retention requirements.

•	Problematic pay practices, current and past, which may promote a short-term versus a long-term focus.

A rigorous stock ownership guideline should be at least 10x base salary for the CEO, with the multiple declining for other executives. A meaningful retention ratio should constitute at least 50 percent of the stock received from equity awards (on a net proceeds basis) held on a long-term basis, such as the executive’s tenure with the company or even a few years past the executive’s termination with the company.

6. Social/Environmental Issues:

Overall Approach

When evaluating social and environmental shareholder proposals, RMG considers the following factors:

•	Whether adoption of the proposal is likely to enhance or protect shareholder value;

•	Whether the information requested concerns business issues that relate to a meaningful percentage of the company's business as measured by sales, assets, and earnings;

•	The degree to which the company's stated position on the issues raised in the proposal could affect its reputation or sales, or leave it vulnerable to a boycott or selective purchasing;

•	Whether the issues presented are more appropriately/effectively dealt with through governmental or company-specific action;

•	Whether the company has already responded in some appropriate manner to the request embodied in the proposal;

•	Whether the company's analysis and voting recommendation to shareholders are persuasive;

•	What other companies have done in response to the issue addressed in the proposal;

•	Whether the proposal itself is well framed and the cost of preparing the report is reasonable;

•	Whether implementation of the proposal’s request would achieve the proposal’s objectives;

•	Whether the subject of the proposal is best left to the discretion of the board;

•	Whether the requested information is available to shareholders either from the company or from a publicly available source; and

•	Whether providing this information would reveal proprietary or confidential information that would place the company at a competitive disadvantage.

Board Diversity

Generally vote FOR requests for reports on the company's efforts to diversify the board, unless:

•	The gender and racial minority representation of the company’s board is reasonably inclusive in relation to companies of similar size and business; and

•	The board already reports on its nominating procedures and gender and racial minority initiatives on the board and within the company.

Vote CASE-BY-CASE on proposals asking the company to increase the gender and racial minority representation on its board, taking into account:

•	The degree of existing gender and racial minority diversity on the company’s board and among its executive officers;

•	The level of gender and racial minority representation that exists at the company’s industry peers;

•	The company’s established process for addressing gender and racial minority board representation;

•	Whether the proposal includes an overly prescriptive request to amend nominating committee charter language;

•	The independence of the company’s nominating committee;

•	The company uses an outside search firm to identify potential director nominees; and

•	Whether the company has had recent controversies, fines, or litigation regarding equal employment practices.

Gender Identity, Sexual Orientation, and Domestic Partner Benefits

Generally vote FOR proposals seeking to amend a company’s EEO statement or diversity policies to prohibit discrimination based on sexual orientation and/or gender identity, unless the change would result in excessive costs for the company.

Generally vote AGAINST proposals to extend company benefits to, or eliminate benefits from domestic partners. Decisions regarding benefits should be left to the discretion of the company.

Greenhouse Gas (GHG) Emissions

Generally vote FOR proposals requesting a report on greenhouse gas (GHG) emissions from company operations and/or products and operations, unless:

•

The company already provides current, publicly-available information on the impacts that GHG emissions may have on the company as well as associated company policies and procedures to address related risks and/or opportunities;

•	The company's level of disclosure is comparable to that of industry peers; and

•	There are no significant, controversies, fines, penalties, or litigation associated with the company's GHG emissions.

Vote CASE-BY-CASE on proposals that call for the adoption of GHG reduction goals from products and operations, taking into account:

•	Overly prescriptive requests for the reduction in GHG emissions by specific amounts or within a specific time frame;

•	Whether company disclosure lags behind industry peers;

•	Whether the company has been the subject of recent, significant violations, fines, litigation, or controversy related to GHG emissions;

•	The feasibility of reduction of GHGs given the company’s product line and current technology and;

•	Whether the company already provides meaningful disclosure on GHG emissions from its products and operations.

Political Contributions and Trade Association Spending

Generally vote AGAINST proposals asking the company to affirm political nonpartisanship in the workplace so long as:

•	There are no recent, significant controversies, fines or litigation regarding the company’s political contributions or trade association spending; and

•	The company has procedures in place to ensure that employee contributions to company-sponsored political action committees (PACs) are strictly voluntary and prohibits coercion.

Vote AGAINST proposals to publish in newspapers and public media the company's political contributions. Such publications could present significant cost to the company without providing commensurate value to shareholders.

Vote CASE-BY-CASE on proposals to improve the disclosure of a company's political contributions and trade association spending, considering:

•	Recent significant controversy or litigation related to the company’s political contributions or governmental affairs; and

•

The public availability of a company policy on political contributions and trade association spending including information on the types of organizations supported, the business rationale for supporting these organizations, and the oversight and compliance procedures related to such expenditures of corporate assets.

Vote AGAINST proposals barring the company from making political contributions. Businesses are affected by legislation at the federal, state, and local level and barring political contributions can put the company at a competitive disadvantage.

Vote AGAINST proposals asking for a list of company executives, directors, consultants, legal counsels, lobbyists, or investment bankers that have prior government service and whether such service had a bearing on the business of the company. Such a list would be burdensome to prepare without providing any meaningful information to shareholders.

Labor and Human Rights Standards

Generally vote FOR proposals requesting a report on company or company supplier labor and/or human rights standards and policies unless such information is already publicly disclosed.

Vote CASE-BY-CASE on proposals to implement company or company supplier labor and/or human rights standards and policies, considering:

•	The degree to which existing relevant policies and practices are disclosed;

•	Whether or not existing relevant policies are consistent with internationally recognized standards;

•	Whether company facilities and those of its suppliers are monitored and how;

•	Company participation in fair labor organizations or other internationally recognized human rights initiatives;

•	Scope and nature of business conducted in markets known to have higher risk of workplace labor/human rights abuse;

•	Recent, significant company controversies, fines, or litigation regarding human rights at the company or its suppliers;

•	The scope of the request; and

•	Deviation from industry sector peer company standards and practices.

Sustainability Reporting

Generally vote FOR proposals requesting the company to report on its policies, initiatives, and oversight mechanisms related to social, economic, and environmental sustainability, unless:

•

The company already discloses similar information through existing reports or policies such as an Environment, Health, and Safety (EHS) report; a comprehensive Code of Corporate Conduct; and/or a Diversity Report; or

•	The company has formally committed to the implementation of a reporting program based on Global Reporting Initiative (GRI) guidelines or a similar standard within a specified time frame.

RiskMetrics Group’s International Proxy Voting Guidelines Summary

(Digest of Selected Key Guidelines)

December 31, 2009

1. Operational Items:

Financial Results/Director and Auditor Reports

Vote FOR approval of financial statements and director and auditor reports, unless:

•	There are concerns about the accounts presented or audit procedures used; or

•	The company is not responsive to shareholder questions about specific items that should be publicly disclosed.

Appointment of Auditors and Auditor Fees

Vote FOR the reelection of auditors and proposals authorizing the board to fix auditor fees, unless:

•	There are serious concerns about the accounts presented or the audit procedures used;

•	The auditors are being changed without explanation; or

•	Non-audit-related fees are substantial or are routinely in excess of standard annual audit-related fees.

Vote AGAINST the appointment of external auditors if they have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Appointment of Internal Statutory Auditors

Vote FOR the appointment or reelection of statutory auditors, unless:

•	There are serious concerns about the statutory reports presented or the audit procedures used;

•	Questions exist concerning any of the statutory auditors being appointed; or

•	The auditors have previously served the company in an executive capacity or can otherwise be considered affiliated with the company.

Allocation of Income

Vote FOR approval of the allocation of income, unless:

•	The dividend payout ratio has been consistently below 30 percent without adequate explanation; or

•	The payout is excessive given the company's financial position.

Stock (Scrip) Dividend Alternative

Vote FOR most stock (scrip) dividend proposals.

Vote AGAINST proposals that do not allow for a cash option unless management demonstrates that the cash option is harmful to shareholder value.

Amendments to Articles of Association

Vote amendments to the articles of association on a CASE-BY-CASE basis.

Change in Company Fiscal Term

Vote FOR resolutions to change a company's fiscal term unless a company's motivation for the change is to postpone its AGM.

Lower Disclosure Threshold for Stock Ownership

Vote AGAINST resolutions to lower the stock ownership disclosure threshold below 5 percent unless specific reasons exist to implement a lower threshold.

Amend Quorum Requirements

Vote proposals to amend quorum requirements for shareholder meetings on a CASE-BY-CASE basis.

Transact Other Business

Vote AGAINST other business when it appears as a voting item.

2. Board of Directors:

Director Elections

Vote FOR management nominees in the election of directors, unless:

•	Adequate disclosure has not been provided in a timely manner;

•	There are clear concerns over questionable finances or restatements;

•	There have been questionable transactions with conflicts of interest;

•	There are any records of abuses against minority shareholder interests; or

•	The board fails to meet minimum corporate governance standards.

Vote FOR individual nominees unless there are specific concerns about the individual, such as criminal wrongdoing or breach of fiduciary responsibilities.

Vote AGAINST individual directors if repeated absences at board meetings have not been explained (in countries where this information is disclosed).

Vote on a CASE-BY-CASE basis for contested elections of directors, e.g. the election of shareholder nominees or the dismissal of incumbent directors, determining which directors are best suited to add value for shareholders.

Vote FOR employee and/or labor representatives if they sit on either the audit or compensation committee and are required by law to be on those committees. Vote AGAINST employee and/or labor representatives if they sit on either the audit or compensation committee, if they are not required to be on those committees.

Under extraordinary circumstances, vote AGAINST or WITHHOLD from directors individually, on a committee, or the entire board, due to:

•	Material failures of governance, stewardship, or fiduciary responsibilities at the company; or

•	Failure to replace management as appropriate; or

•

Egregious actions related to the director(s)’ service on other boards that raise substantial doubt about his or her ability to effectively oversee management and serve the best interests of shareholders at any company.

Discharge of Directors

Generally vote FOR the discharge of directors, including members of the management board and/or supervisory board, unless there is reliable information about significant and compelling controversies that the board is not fulfilling its fiduciary duties warranted by:

•

A lack of oversight or actions by board members which invoke shareholder distrust related to malfeasance or poor supervision, such as operating in private or company interest rather than in shareholder interest; or

•

Any legal issues (e.g. civil/criminal) aiming to hold the board responsible for breach of trust in the past or related to currently alleged actions yet to be confirmed (and not only the fiscal year in question), such as price fixing, insider trading, bribery, fraud, and other illegal actions; or

•	Other egregious governance issues where shareholders will bring legal action against the company or its directors.

For markets which do not routinely request discharge resolutions (e.g. common law countries or markets where discharge is not mandatory), analysts may voice concern in other appropriate agenda items, such as approval of the annual accounts or other relevant resolutions, to enable shareholders to express discontent with the board.

Director Compensation

Vote FOR proposals to award cash fees to non-executive directors unless the amounts are excessive relative to other companies in the country or industry.

Vote non-executive director compensation proposals that include both cash and share-based components on a CASE-BY-CASE basis.

Vote proposals that bundle compensation for both non-executive and executive directors into a single resolution on a CASE-BY-CASE basis.

Vote AGAINST proposals to introduce retirement benefits for non-executive directors.

Director, Officer, and Auditor Indemnification and Liability Provisions

Vote proposals seeking indemnification and liability protection for directors and officers on a CASE-BY-CASE basis.

Vote AGAINST proposals to indemnify auditors.

Board Structure

Vote FOR proposals to fix board size.

Vote AGAINST the introduction of classified boards and mandatory retirement ages for directors.

Vote AGAINST proposals to alter board structure or size in the context of a fight for control of the company or the board.

3. Capital Structure:

Share Issuance Requests

General Issuances:

Vote FOR issuance requests with preemptive rights to a maximum of 100 percent over currently issued capital.

Vote FOR issuance requests without preemptive rights to a maximum of 20 percent of currently issued capital.

Specific Issuances:

Vote on a CASE-BY-CASE basis on all requests, with or without preemptive rights.

Increases in Authorized Capital

Vote FOR non-specific proposals to increase authorized capital up to 100 percent over the current authorization unless the increase would leave the company with less than 30 percent of its new authorization outstanding.

Vote FOR specific proposals to increase authorized capital to any amount, unless:

•	The specific purpose of the increase (such as a share-based acquisition or merger) does not meet RMG guidelines for the purpose being proposed; or

•	The increase would leave the company with less than 30 percent of its new authorization outstanding after adjusting for all proposed issuances.

Vote AGAINST proposals to adopt unlimited capital authorizations.

Reduction of Capital

Vote FOR proposals to reduce capital for routine accounting purposes unless the terms are unfavorable to shareholders.

Vote proposals to reduce capital in connection with corporate restructuring on a CASE-BY-CASE basis.

Capital Structures

Vote FOR resolutions that seek to maintain or convert to a one-share, one-vote capital structure.

Vote AGAINST requests for the creation or continuation of dual-class capital structures or the creation of new or additional supervoting shares.

Preferred Stock

Vote FOR the creation of a new class of preferred stock or for issuances of preferred stock up to 50 percent of issued capital unless the terms of the preferred stock would adversely affect the rights of existing shareholders.

Vote FOR the creation/issuance of convertible preferred stock as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote AGAINST the creation of a new class of preference shares that would carry superior voting rights to the common shares.

Vote AGAINST the creation of blank check preferred stock unless the board clearly states that the authorization will not be used to thwart a takeover bid.

Vote proposals to increase blank check preferred authorizations on a CASE-BY-CASE basis.

Debt Issuance Requests

Vote non-convertible debt issuance requests on a CASE-BY-CASE basis, with or without preemptive rights.

Vote FOR the creation/issuance of convertible debt instruments as long as the maximum number of common shares that could be issued upon conversion meets RMG guidelines on equity issuance requests.

Vote FOR proposals to restructure existing debt arrangements unless the terms of the restructuring would adversely affect the rights of shareholders.

Pledging of Assets for Debt

Vote proposals to approve the pledging of assets for debt on a CASE-BY-CASE basis.

Increase in Borrowing Powers

Vote proposals to approve increases in a company's borrowing powers on a CASE-BY-CASE basis.

Share Repurchase Plans

Generally vote FOR share repurchase programs/market repurchase authorities, provided that the proposal meets the following parameters:

•	Maximum volume: 10 percent for market repurchase within any single authority and 10 percent of outstanding shares to be kept in treasury (“on the shelf”);

•	Duration does not exceed 18 months.

For markets that either generally do not specify the maximum duration of the authority or seek a duration beyond 18 months that is allowable under market specific legislation, RMG will assess the company’s historic practice. If there is evidence that a company has sought shareholder approval for the authority to repurchase shares on an annual basis, RMG will support the proposed authority.

In addition, vote AGAINST any proposal where:

•	The repurchase can be used for takeover defenses;

•	There is clear evidence of abuse;

•	There is no safeguard against selective buybacks;

•	Pricing provisions and safeguards are deemed to be unreasonable in light of market practice.

RMG may support share repurchase plans in excess of 10 percent volume under exceptional circumstances, such as one-off company specific events (e.g. capital re-structuring). Such proposals will be assessed case-by-case based on merits, which should be clearly disclosed in the annual report, provided that following conditions are met:

•	The overall balance of the proposed plan seems to be clearly in shareholders’ interests;

•	The plan still respects the 10 percent maximum of shares to be kept in treasury.

Reissuance of Repurchased Shares

Vote FOR requests to reissue any repurchased shares unless there is clear evidence of abuse of this authority in the past.

Capitalization of Reserves for Bonus Issues/Increase in Par Value

Vote FOR requests to capitalize reserves for bonus issues of shares or to increase par value.

4. Other Items:

Reorganizations/Restructurings

Vote reorganizations and restructurings on a CASE-BY-CASE basis.

Mergers and Acquisitions

Vote CASE-BY-CASE on mergers and acquisitions taking into account the following:

For every M&A analysis, RMG reviews publicly available information as of the date of the report and evaluates the merits and drawbacks of the proposed transaction, balancing various and sometimes countervailing factors including:

•

Valuation—Is the value to be received by the target shareholders (or paid by the acquirer) reasonable? While the fairness opinion may provide an initial starting point for assessing valuation reasonableness, RMG places emphasis on the offer premium, market reaction, and strategic rationale.

•	Market reaction—How has the market responded to the proposed deal? A negative market reaction will cause RMG to scrutinize a deal more closely.

•

Strategic rationale—Does the deal make sense strategically? From where is the value derived? Cost and revenue synergies should not be overly aggressive or optimistic, but reasonably achievable. Management should also have a favorable track record of successful integration of historical acquisitions.

•

Conflicts of interest—Are insiders benefiting from the transaction disproportionately and inappropriately as compared to non-insider shareholders? RMG will consider whether any special interests may have influenced these directors and officers to support or recommend the merger.

•

Governance—Will the combined company have a better or worse governance profile than the current governance profiles of the respective parties to the transaction? If the governance profile is to change for the worse, the burden is on the company to prove that other issues (such as valuation) outweigh any deterioration in governance.

Vote AGAINST if the companies do not provide sufficient information upon request to make an informed voting decision.

Mandatory Takeover Bid Waivers

Vote proposals to waive mandatory takeover bid requirements on a CASE-BY-CASE basis.

Reincorporation Proposals

Vote reincorporation proposals on a CASE-BY-CASE basis.

Expansion of Business Activities

Vote FOR resolutions to expand business activities unless the new business takes the company into risky areas.

Related-Party Transactions

Vote related-party transactions on a CASE-BY-CASE basis.

In evaluating resolutions that seek shareholder approval on related party transactions (RPTs), vote on a case-by-case basis, considering factors including, but not limited to, the following:

•	the parties on either side of the transaction;

•	the nature of the asset to be transferred/service to be provided;

•	the pricing of the transaction (and any associated professional valuation);

•	the views of independent directors (where provided);

•	the views of an independent financial adviser (where appointed);

•	whether any entities party to the transaction (including advisers) is conflicted; and

•	the stated rationale for the transaction, including discussions of timing.

If there is a transaction that RMG deemed problematic and that was not put to a shareholder vote, RMG may recommend against the election of the director involved in the related-party transaction or the full board.

Compensation Plans

Vote compensation plans on a CASE-BY-CASE basis.

Antitakeover Mechanisms

Generally vote AGAINST all antitakeover proposals, unless they are structured in such a way that they give shareholders the ultimate decision on any proposal or offer.

Shareholder Proposals

Vote all shareholder proposals on a CASE-BY-CASE basis.

Vote FOR proposals that would improve the company's corporate governance or business profile at a reasonable cost.

Vote AGAINST proposals that limit the company's business activities or capabilities or result in significant costs being incurred with little or no benefit.

MAI- FSIT-0811D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

May 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Municipal Bond Fund 2 (formerly Nuveen Florida Preference Municipal Bond Fund)	FLOTX	FLOBX	FLCTX	NMFLX
Nuveen Maryland Municipal Bond Fund	NMDAX	NBMDX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPMMX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	NFVBX	FVACX	NMVAX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S. government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

July 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below investment grade. Holdings and ratings may change over time.

Portfolio managers Daniel Close, CFA, Thomas Spalding, CFA, and Paul Brennan, CFA, review economic and municipal market conditions at the national and state levels, key investment strategies, and the twelve-month performance of the Nuveen Municipal Bond Fund 2 (formerly known as Nuveen Florida Preference Municipal Bond Fund prior to May 31, 2011), Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund. Dan, who has 13 years of investment experience, began managing the Municipal Bond Fund 2 in 2007. Tom has 36 years of investment experience and has managed the Maryland and Virginia Funds since January 2011. Paul, with 20 years of investment experience, has managed the Pennsylvania Fund since January 2011.

What factors affected the U.S. economic and municipal market environments during the twelve-month reporting period ended May 31, 2011?

During this period, the U.S. economy demonstrated some signs of modest improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its June 2011 meeting (following the end of this reporting period), the central bank stated that it anticipated keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also completed its second round of quantitative easing with the purchase of $600 billion in longer-term U.S. Treasury bonds. The goal of this plan was to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 and aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.9%, marking the seventh consecutive quarter of positive growth. The employment situation slowly improved, with the national jobless rate registering 9.1% in May 2011, down from 9.6% a year earlier. While the Fed’s longer-term inflation expectations remained stable, inflation over this period posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.6% year-over-year as of May 2011. The core CPI (which excludes food and energy) increased 1.5%, staying within the Fed’s unofficial objective of 2.0% or lower for this measure. The housing market remained a major weak spot in the economy. For the twelve months ended April 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller Index of 20 major metropolitan areas lost 4.0%, with six of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006.

Nuveen Investments	5

The municipal bond market was affected by a significant decline in new tax exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt in 2010 under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and expired on December 31, 2010. Between the beginning of this reporting period on June 1, 2010, and the end of the BAB program, taxable Build America Bond issuance totaled $74.5 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly during the first part of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and the deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of some state and local governments. As a result, money began to flow out of municipal mutual funds as yields rose and valuations declined. As we moved into the second quarter of 2011, we saw the environment in the municipal market improve.

Over the twelve months ended May 31, 2011, municipal bond issuance nationwide — both tax-exempt and taxable — totaled $335.7 billion, a decrease of 15% compared with the issuance of the twelve-month period ended May 31, 2010. For the first five months of 2011, municipal issuance nationwide was down 50% from the first five months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration at year end.

What type of economic environment did the four states profiled in this report experience?

Florida has been weakened significantly by the housing downturn and the national economic slowdown. As of May 31, 2011, Florida’s unemployment rate of 10.6% was among the highest in the nation, well above the U.S. rate of 9.1% but trending downward since August 2009. Housing also continued to be problematic, with a large supply of homes on the market. Florida’s overhang of foreclosed properties is still one of the largest in the nation. Florida has no personal income tax and therefore relies heavily on sales taxes, which represented 65% of general fund revenues in fiscal 2010. The fiscal 2011 revenue estimate is $860 million, about 4% above the prior year’s collections, and the total 2011 budget relies on federal stimulus funds, some one-time revenue enhancements and a modest drawing down of reserves in order to structurally balance the budget. Despite these budgetary challenges, Florida’s general obligation debt continued to hold credit-quality ratings of AAA from Standard & Poor’s (S&P) and Aa1 from Moody’s. During the reporting period, Florida issued $13.7 billion in municipal bonds, a year-over-year decline of 16.1%, in tandem with the 15.1% drop in national issuance.

Overall, the recent recession in Maryland was less severe than in many other states, as the state’s credit profile remained relatively strong due to historically sound fiscal management as well as a diverse economy. In 2010, Maryland’s economy expanded at a rate of 2.9%, compared with the national growth rate of 2.6%, ranking Maryland 16th in the nation in terms of percentage GDP growth by state. As of May 2011, Maryland’s unemployment rate stood at 6.8%, its lowest level since March 2009, down from 7.4% in May 2010. This was well below the national jobless rate of 9.1% for May 2011. Maryland

6	Nuveen Investments

has one of the nation’s best educated workforces, which facilitated the development of advanced technology and the growth of public and private research facilities. Combined with the influence of the government sector and the presence of 56 universities, this has made Maryland a center for national security and medical and biomedical research. In April 2011, Maryland adopted a $14.7 billion general fund budget for fiscal 2012. The budget was balanced largely through cuts, including eliminating 450 state jobs and freezing state salaries, limiting increases in school aid to enrollment growth for both K-12 and higher education institutions, and reducing health care spending. As of May 2011, Moody’s and S&P rated Maryland general obligation debt at Aaa and AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2011, municipal issuance in the state totaled $4.9 billion, down 23% from the previous twelve-month period.

Pennsylvania’s economy is finally gaining ground. According to Moody’s Economy.com, the state’s recovery is being supported by a rebound in private employment, favorable industrial production and accelerating real wages. Since the national rebound began, private employment has jumped slightly faster than the national rate. Employment gains have been most notable in education and health care. Although education faces spending cuts due to state budgetary pressures, strong demand has continued to drive the outlook for health care. Manufacturing has also been well positioned, as Pennsylvania’s high-tech industries appear poised for strong gains. As of May 31, 2011, Pennsylvania’s unemployment rate was 7.4%, significantly better than the national average of 9.1%. The state’s financial situation is a concern, however, as a $4.5 billion shortfall is expected for the fiscal 2012 budget. Pennsylvania’s general obligation debt continued to hold credit-quality ratings of AA from S&P and Aa1 from Moody’s. During the reporting period, Pennsylvania issued $14.3 billion in municipal bonds, a decline of 24.3% year over year, compared to a 15.1% drop in national issuance.

Virginia’s proximity to Washington D.C. and a large military presence added some stability to the commonwealth’s economy during the recent recession and lessened its impact to some degree. For 2010, Virginia posted GDP growth of 2.6%, on par with the national growth rate, which ranked Virginia 20th in percentage GDP growth by state. Unemployment in the commonwealth fell from 7.0% in May 2010 to 6.0% in May 2011, its lowest point since January 2009. Virginia’s economy is led by employment in the government, professional and business services, education and health services, and retail trade sectors. Virginia also continued to serve as a center for research and development facilities. Virginia was hard hit by the housing recession, especially in the Washington D.C. area, although the downturn was more muted in other areas. Recently, home prices have risen, helping to stabilize residential construction. According to the S&P/Case-Shiller home price Index, the Washington D.C. area was the only one of 20 major metropolitan areas to post a year-over-year gain for the twelve months ended April 2011, as the average home price there rose 4.0% during that time. This compared with a 4.0% decline in home prices nationally for the same period. In February 2011, Virginia approved a $32 billion two-year general fund budget that included increased funding for higher education and a $38 million economic development incentive package. As of May 2011, Moody’s and S&P maintained their ratings on Virginia general obligation debt at Aaa and AAA, respectively, with stable outlooks. During the twelve months ended May 31, 2011, issuance in Virginia totaled $6.2 billion, a decrease of 20% from the previous twelve months.

Nuveen Investments	7

How did the Funds perform during the twelve-month period?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the one-year, five-year and ten-year periods ending May 31, 2011. Each Fund’s total returns are compared with the performance of its corresponding market indexes and peer group averages.

During the past twelve months, the Class A Shares at net asset value (NAV) of the Municipal Bond Fund 2, Maryland, Pennsylvania and Virginia Funds all lagged the Standard & Poor’s (S&P) National Municipal Bond Index to varying degrees, as well as their respective S&P state-specific municipal bond indexes. All four Funds beat their corresponding Lipper state-level peer group average.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years. Nuveen municipal bond portfolios are managed with a value-oriented approach and rely upon input from Nuveen’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen Municipal Bond Fund 2

Effective as of the close of business on April 27, 2011, the Nuveen Municipal Bond Fund 2 was closed to new investors. Investors in the Fund as of that date may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

In addition, effective May 31, 2011:

•	The Fund is longer required to invest at least 50% of its net assets in Florida municipal bonds.

•	The Fund’s name changed from Nuveen Florida Preference Municipal Bond Fund to Nuveen Municipal Bond Fund 2.

During the twelve months ending May 31, 2011, the performance of the Nuveen Municipal Bond Fund 2 was helped by the portfolio’s duration positioning, meaning its sensitivity to interest-rate changes. Compared with the Standard & Poor’s (S&P) National and Florida Municipal Bond Indexes, the Fund had a smaller allocation to the market’s very shortest-duration bonds. Given the underperformance of this segment of the yield curve, the Fund’s lesser exposure proved favorable. Another positive factor was the Fund’s modest overweighting in intermediate-duration bonds, due to their relative outperformance.

In contrast, the Fund’s credit-quality allocations were a negative influence. In particular, the Fund had an unfortunate overweighting in BBB-rated bonds. These lower-investment-grade securities did relatively poorly, given investors’ heightened risk aversion during much of the reporting period.

8	Nuveen Investments

The Fund was helped by its sector positioning, although the impact was somewhat mixed. On the positive side, underexposure to the lagging transportation sector contributed positively to relative performance. Also, the Fund benefited from its allocation to industrial development revenue (IDR) bonds — corporate-backed securities that enjoyed good results. In contrast, the portfolio was underweighted in general obligation (GO) bonds — securities issued by states and municipalities and backed by their taxing power to finance necessary projects. These bonds performed fairly well in the risk-averse market climate, and our limited allocation to them detracted from performance in relative terms.

Buying and selling activity for the portfolio was minimal during the past twelve months. Recent purchases included the following issues: Colorado transportation bonds; Oregon higher-education bonds; Illinois airport bonds; Atlanta tax-increment-financing (TIF) district bonds; and Texas appropriation-backed toll-road bonds. We felt these mid- to lower-investment grade-rated securities offered our shareholders good values, and they provided relatively long maturities — enabling us to accomplish our duration-management objectives for the portfolio. Several of the purchases, including the Illinois airport bonds, were made near the low point for the municipal bond market in late 2010 and early 2011, enabling us to buy bonds we believed were creditworthy at unusually good prices relative to their level of income and long-term performance prospects.

To fund our purchases and meet shareholder redemptions , we sold a handful of shorter-dated and intermediate-maturity bonds whose return potential we believed would be more limited than other holdings in the portfolio. The Fund also experienced a significant amount of call activity, which was helpful in enabling us to meet investment outflows.

Nuveen Maryland and Virginia Municipal Bond Funds

Several factors influenced the underperformance of these Funds relative to the Standard & Poor’s (S&P) National Municipal Bond Index. On a sector basis, the Funds were hurt to varying degrees by their overweighting in the health care sector. This was particularly true for the Maryland Fund, as the state provides a challenging environment for hospitals to function in, due to the state’s reimbursement and regulatory backdrop. Additionally, we owned many health care positions with lower-investment-grade credit ratings — a negative in the risk-averse market environment. What’s more, the relatively limited sector diversity of municipal bond issuance within the state resulted in a large allocation to the struggling health care sector. These factors all served to hamper the performance of the Maryland Fund.

In comparison, the composition of the Virginia Fund’s health care holdings was more favorable, owing to greater diversity of issuance within the state — making it possible for us to maintain a lower weighting there in the health care sector. Accordingly, the Virginia Fund was also hurt by its health care allocation, just not to the same extent as the Maryland Fund.

In contrast, the Maryland Fund was helped by its relatively modest exposure to Puerto Rican tobacco bonds, as the tobacco sector did poorly during the period. Among bonds issued by U.S. territories, the Maryland Fund’s roughly 12% stake in Puerto Rico-and Guam-issued bonds proved to be a modest negative overall, given the underperformance of the lower-rated bonds that made up most of our territorial exposure. The situation was

Nuveen Investments	9

somewhat different in the Virginia Fund, where increased diversity of state issuance resulted in less exposure to territorial bonds, providing a moderately positive impact on performance.

Both the Maryland and Virginia Funds benefited from their interest-rate positioning. Both portfolios’ durations were short of their target, meaning they were less sensitive to the detrimental effects of rising interest rates, especially during the highly challenging market environment of late 2010 and early 2011. Credit-quality exposure, however, proved to be a negative. Both Funds’ underweightings in the highest-rated bonds and overweightings in lower-investment-grade-rated bonds compared with their benchmarks slightly diluted the portfolios’ results.

We employed a similar management approach to both portfolios during the reporting period. The level of cash coming into or out of the portfolios was the driving factor behind our management decisions. In the period’s initial months, we were receiving modest inflows from investors — money that we put to work by investing in a diversified mix of bonds representing a variety of economic sectors. In the Maryland Fund, an already-elevated allocation to the health care sector meant that we were focusing on bonds in other parts of the market, with an emphasis on general revenue bonds with mid-to high investment-grade credit ratings.

Starting in late 2010 and continuing into early 2011, conditions in the municipal bond market deteriorated, and investors began to pull money out of municipal bond funds, including these two portfolios. We saw consistent redemption activity during that time, so our focus shifted toward generating cash to meet those redemptions.

When we were unable to fulfill these transactions with the proceeds of bond calls or maturities, we tended to sell shorter-maturity, higher-quality bonds, because their prices had held up better in the market downturn than bonds with longer maturity dates and lower credit ratings. Also, we could better maintain the Fund’s net asset value by holding on to bonds whose prices were depressed and whose value we believed we could recover in the future. In addition, we sold some of our intermediate- and longer-dated bonds when market demand was sufficient for those types of securities.

When we had the opportunity to make new purchases during this time of low municipal bond prices, we bought bonds with credit ratings of A or AA trading at modest premiums to their face value — securities we felt provided enough income to support the Fund’s dividend and would enjoy strong demand going forward.

In the final months of the period, redemption activity slowed down and we began to take in modest amounts of new investments from shareholders. These assets, in combination with the proceeds of bond calls and advance refundings, allowed us to invest in attractive opportunities in the marketplace, with a focus on essential-service revenue bonds that we believed offered a good combination of value and stability in a still-volatile market environment.

At various times in the period, we took advantage of what we believed were good values among intermediate- and longer-maturity bonds issued by U.S. territories, as these securities are generally fully tax-exempt for shareholders in all 50 states. This strategy was utilized more frequently for the Maryland Fund, given the state’s limited diversity of

10	Nuveen Investments

issuance. Although we also invested selectively in territorial bonds in the Virginia Fund, we found less need to do so because of the state’s greater variety of municipal bond issuance.

Nuveen Pennsylvania Municipal Bond Fund

The Pennsylvania Fund’s duration was slightly long compared to the national index. We established this positioning because of our concern that the Build America Bond program — which diverted bond supply away from the tax-exempt market and into the taxable market — might be extended past 2010. We opted to maintain a longer-than-average duration in case that program was lengthened, which would likely result in the continuation of lighter issuance of municipal bonds. However, the program did not get extended, and municipal interest rates were actually pressured higher as rising expectations of program expiration lead to a spike in fourth quarter issuance totals — a negative event given the portfolio’s increased interest-rate sensitivity. The Fund’s relatively long duration enabled it to make up some of that lost performance when the market rallied in the final few months of the period.

Another source of underperformance was the Fund’s credit-quality exposure. We had a fairly sizeable allocation to BBB-rated bonds — about 17% of the portfolio as of period end — which dragged down results as lower-rated bonds were underperformers during the past year, especially during late 2010 and early 2011 when municipal bond investors were at their most risk averse. In this environment, lower-rated bonds did not fare well, and the portfolio’s elevated stake proved inopportune.

Although it didn’t fully offset the negative factors, the Fund’s allocation to general obligation (GO) bonds and other tax-supported securities helped performance. These types of holdings generally outperformed the overall bond market during what was, on balance, a difficult environment, given that they tend to have higher credit ratings and are perceived by investors as safer securities. The Fund also had a handful of transportation bonds that performed reasonably well during the year.

In general, we avoided making wholesale changes to the portfolio. We added to the Fund’s toll-road bonds exposure, buying several new securities offering what we believed were good values. Recent purchases included Pennsylvania Turnpike Authority bonds, as well as bonds to finance improvements to an important toll bridge in the state.

Otherwise, most of the Fund’s sector positioning remained constant, with only modest changes here and there. We added slightly to “other revenue” bonds, including several tax-backed deals, most notably a bond issue to fund various Pittsburgh sporting facilities that was backed by various hotel and excise taxes in the area. In contrast, the Fund’s allocation to the education sector came down a bit, as several holdings were redeemed or called. We used the proceeds to purchase new education bonds, in addition to some of the other securities we mentioned.

Generally, we bought bonds with longer maturities to support our strategy of maintaining the Fund’s duration sufficiently long. To fund our purchases, we used the proceeds of called and maturing bonds, and, when needed, we sold higher education and hospital bonds to keep our exposure to those sectors relatively consistent.

Nuveen Investments	11

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Credit risk is heightened for below-investment grade bonds. A concentration in specific states exposes the Funds to the additional risks facing issuers in those states.

Dividend Information

The Class B Shares of the Nuveen Municipal Bond Fund 2 saw a dividend reduction in September 2010, the Fund’s Class C Shares experienced a dividend reduction in December 2010 and the Fund’s Class I Shares had both a dividend cut in June 2010 and a dividend increase in March 2011. The Class C Shares of the Nuveen Maryland Municipal Bond Fund experienced a dividend reduction in September 2010 and the Fund’s Class I Shares had a dividend reduction in March 2011. The Class C Shares of the Nuveen Pennsylvania Municipal Bond Fund and the Class B Shares of the Nuveen Virginia Municipal Bond Fund had dividend cuts in June 2010.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of May 31, 2011, all four Funds had positive UNII balances for tax purposes and positive UNII balances for financial reporting purposes.

12	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following eight pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Municipal Bond Fund 2

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.00%	3.15%	3.79%
Class A Shares at maximum Offering Price	-1.34%	2.28%	3.35%
Standard & Poor’s (S&P) Florida Municipal Bond Index*	3.26%	3.87%	4.75%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Other States Municipal Debt Funds Average*	1.98%	3.41%	4.04%

Class B Shares w/o CDSC	2.22%	2.38%	3.17%
Class B Shares w/CDSC	-1.71%	2.21%	3.17%
Class C Shares at NAV	2.33%	2.58%	3.21%
Class I Shares at NAV	3.24%	3.36%	4.00%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.76%	3.39%	3.75%
Class A Shares at maximum Offering Price	-0.63%	2.50%	3.31%
Class B Shares w/o CDSC	2.98%	2.61%	3.12%
Class B Shares w/CDSC	-0.98%	2.44%	3.12%
Class C Shares at NAV	3.20%	2.82%	3.19%
Class I Shares at NAV	4.00%	3.60%	3.97%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.84%
Class B	1.59%
Class C	1.39%
Class I	0.64%

*	Refer to the Glossary of Terms Used in the Report for definitions.

14	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Maryland Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.78%	4.08%	4.60%
Class A Shares at maximum Offering Price	-2.50%	3.19%	4.16%
Standard & Poor’s (S&P) Maryland Municipal Bond Index*	3.17%	4.62%	4.89%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Maryland Municipal Debt Funds Average*	1.60%	3.44%	3.94%

Class B Shares w/o CDSC	1.03%	3.32%	3.98%
Class B Shares w/CDSC	-2.88%	3.14%	3.98%
Class C Shares at NAV	1.22%	3.52%	4.04%
Class I Shares at NAV	2.09%	4.31%	4.83%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.56%	4.35%	4.61%
Class A Shares at maximum Offering Price	-1.77%	3.47%	4.16%
Class B Shares w/o CDSC	1.81%	3.56%	3.98%
Class B Shares w/CDSC	-2.13%	3.39%	3.98%
Class C Shares at NAV	1.99%	3.76%	4.04%
Class I Shares at NAV	2.77%	4.57%	4.82%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.85%
Class B	1.60%
Class C	1.40%
Class I	0.65%

*	Refer to the Glossary of Terms Used in the Report for definitions.

16	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Pennsylvania Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.69%	4.03%	4.61%
Class A Shares at maximum Offering Price	-2.57%	3.15%	4.16%
Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index*	3.21%	4.60%	5.10%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Pennsylvania Municipal Debt Funds Average*	1.63%	3.24%	4.08%

Class B Shares w/o CDSC	0.92%	3.24%	3.99%
Class B Shares w/CDSC	-2.98%	3.06%	3.99%
Class C Shares at NAV	1.10%	3.45%	4.03%
Class I Shares at NAV	1.87%	4.22%	4.81%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.18%	4.24%	4.54%
Class A Shares at maximum Offering Price	-2.11%	3.35%	4.09%
Class B Shares w/o CDSC	1.51%	3.48%	3.90%
Class B Shares w/CDSC	-2.41%	3.31%	3.90%
Class C Shares at NAV	1.60%	3.67%	3.98%
Class I Shares at NAV	2.46%	4.45%	4.76%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.83%
Class B	1.58%
Class C	1.38%
Class I	0.63%

*	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Virginia Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of May 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.46%	4.19%	4.60%
Class A Shares at maximum Offering Price	-1.87%	3.31%	4.15%
Standard & Poor’s (S&P) Virginia Municipal Bond Index*	3.21%	4.35%	4.90%
Standard & Poor’s (S&P) National Municipal Bond Index*	3.17%	4.46%	5.02%
Lipper Virginia Municipal Debt Funds Average*	1.55%	3.38%	3.99%

Class B Shares w/o CDSC	1.67%	3.44%	3.98%
Class B Shares w/CDSC	-2.26%	3.26%	3.98%
Class C Shares at NAV	1.89%	3.63%	4.04%
Class I Shares at NAV	2.64%	4.40%	4.81%

Latest Calendar Quarter – Average Annual Total Returns as of June 30, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	3.32%	4.42%	4.60%
Class A Shares at maximum Offering Price	-1.06%	3.52%	4.15%
Class B Shares w/o CDSC	2.62%	3.66%	3.99%
Class B Shares w/CDSC	-1.34%	3.48%	3.99%
Class C Shares at NAV	2.84%	3.84%	4.03%
Class I Shares at NAV	3.60%	4.64%	4.81%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Expense Ratios
Class A	0.82%
Class B	1.57%
Class C	1.37%
Class I	0.62%

*	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of May 31, 2011

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Yields (Unaudited) as of May 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Municipal Bond Fund 2

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at maximum Offering Price[5]	4.46%	4.05%	5.63%
Class B Shares at NAV	3.90%	3.48%	4.83%
Class C Shares at NAV	4.10%	3.68%	5.11%
Class I Shares at NAV	4.86%	4.43%	6.15%

Nuveen Maryland Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares at maximum Offering Price[5]	3.90%	3.52%	5.15%
Class B Shares at NAV	3.33%	2.93%	4.28%
Class C Shares at NAV	3.51%	3.14%	4.59%
Class I Shares at NAV	4.24%	3.88%	5.67%

Nuveen Pennsylvania Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares at maximum Offering Price[5]	4.03%	3.61%	5.17%
Class B Shares at NAV	3.44%	3.03%	4.34%
Class C Shares at NAV	3.64%	3.22%	4.61%
Class I Shares at NAV	4.39%	3.97%	5.69%

Nuveen Virginia Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares at maximum Offering Price[5]	4.03%	3.59%	5.29%
Class B Shares at NAV	3.43%	2.98%	4.39%
Class C Shares at NAV	3.65%	3.20%	4.71%
Class I Shares at NAV	4.39%	3.94%	5.80%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

22	Nuveen Investments

Holding Summaries (Unaudited) as of May 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Municipal Bond Fund 2

Bond Credit Quality1

Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1

Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1

Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	29.2%
Health Care	18.9%
Utilities	13.7%
Transportation	10.7%
U.S. Guaranteed	5.1%
Consumer Staples	4.4%
Housing/Multifamily	4.3%
Water and Sewer	4.3%
Other	9.4%

Portfolio Composition[1]
Health Care	23.0%
Tax Obligation/Limited	16.6%
Tax Obligation/General	13.3%
Education and Civic Organizations	8.4%
Housing/Single Family	6.5%
U.S. Guaranteed	5.9%
Industrials	5.3%
Long-Term Care	5.0%
Housing/Multifamily	3.9%
Consumer Discretionary	3.0%
Other	9.1%

Portfolio Composition[1]
Tax Obligation/General	20.8%
Health Care	18.9%
Education and Civic Organizations	13.8%
Water and Sewer	9.9%
Tax Obligation/Limited	8.7%
Transportation	8.0%
U.S. Guaranteed	7.1%
Long-Term Care	4.1%
Other	8.7%

Portfolio Composition[1]
Tax Obligation/Limited	23.0%
Health Care	17.2%
Transportation	16.6%
U.S. Guaranteed	6.0%
Long-Term Care	5.7%
Housing/Single Family	5.6%
Education and Civic Organizations	5.5%
Water and Sewer	4.4%
Tax Obligation/General	3.9%
Utilities	3.9%
Other	8.2%

States[1]
Florida	60.5%
California	6.0%
Illinois	3.5%
Colorado	3.2%
Texas	3.0%
Louisiana	2.9%
Virginia	2.3%
Georgia	2.2%
Michigan	2.0%
Other	14.4%

1	As a percentage of total investments, as of May 31, 2011. Holdings are subject to change.

Nuveen Investments	23

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Municipal Bond Fund 2

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,018.60	$1,013.50	$1,014.60	$1,018.60	$1,020.69	$1,016.95	$1,017.95	$1,021.69
Expenses Incurred During Period	$4.28	$8.03	$7.03	$3.27	$4.28	$8.05	$7.04	$3.28

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Maryland Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,006.50	$1,002.70	$1,003.50	$1,008.40	$1,020.74	$1,017.00	$1,018.00	$1,021.74
Expenses Incurred During Period	$4.20	$7.94	$6.94	$3.20	$4.23	$8.00	$6.99	$3.23

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .84%, 1.59%, 1.39% and .64% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

24	Nuveen Investments

Nuveen Pennsylvania Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,011.80	$1,007.90	$1,007.80	$1,011.70	$1,020.79	$1,017.05	$1,018.05	$1,021.79
Expenses Incurred During Period	$4.16	$7.91	$6.91	$3.16	$4.18	$7.95	$6.94	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Virginia Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (12/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (5/31/11)	$1,015.00	$1,011.90	$1,013.10	$1,016.90	$1,020.89	$1,017.15	$1,018.15	$1,021.89
Expenses Incurred During Period	$4.07	$7.82	$6.83	$3.07	$4.08	$7.85	$6.84	$3.07

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .81%, 1.56%, 1.36% and .61% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period).

Nuveen Investments	25

Report of

Independent Registered

Public Accounting Firm

To the Board of Trustees and Shareholders of

Nuveen Multistate Trust I:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Municipal Bond Fund 2, Nuveen Maryland Municipal Bond Fund, Nuveen Pennsylvania Municipal Bond Fund and Nuveen Virginia Municipal Bond Fund (each a series of the Nuveen Multistate Trust I, hereafter referred to as the “Funds”) at May 31, 2011, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PRICEWATERHOUSECOOPERS LLP

Chicago, IL

July 27, 2011

26	Nuveen Investments

Portfolio of Investments

Nuveen Municipal Bond Fund 2 (formerly known as Nuveen Florida Preference Municipal Bond Fund)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 1.8%

$3,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34	12/17 at 100.00	A–	$2,782,500
	California – 5.9%

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	982,920

5,300	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	Baa3	3,653,820

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,022,920

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA	1,016,450

2,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	2,716,325
10,800	Total California			9,392,435
	Colorado – 3.2%

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA+	1,025,530

2,000	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	No Opt. Call	AA+	2,107,160

1,900	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,905,130
4,900	Total Colorado			5,037,820
	Florida – 60.1%

1,805	Aberdeen Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.500%, 5/01/36	5/14 at 100.00	N/R	889,324

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	464,610
750	5.000%, 4/01/36	4/16 at 100.00	A–	686,220

3,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	10/11 at 101.00	A+	2,988,840

1,075	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	881,984

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,023,750

3,500	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	10/11 at 100.00	AA+	3,505,495

1,115	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	8/11 at 100.00	N/R	1,114,844

650	Florida Housing Finance Agency, Housing Revenue Bonds, Leigh Meadows Apartments, Series 1996N, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/11 at 100.00	N/R	591,084

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	9/11 at 100.00	N/R	909,360

840	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	902,185

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	AAA	408,576

2,145	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/15 at 101.00	AA+	2,240,345

Nuveen Investments	27

Portfolio of Investments

Nuveen Municipal Bond Fund 2 (formerly known as Nuveen Florida Preference Municipal Bond Fund) (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$800	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	AAA		$911,624

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–		2,236,163
3,350	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA+		3,342,999

5,000	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB		6,022,497

5,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B, 5.250%, 10/01/28	10/13 at 100.00	A3		4,796,350

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	AA+		1,009,623

	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004:
975	5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A		1,061,268
1,860	5.000%, 10/01/17 – AMBAC Insured	10/14 at 100.00	A		1,982,574

1,750	Lakeland, Florida, Hospital System Revenue Refunding Bonds, Lakeland Regional Medical Center, Series 1996A, 5.250%, 11/15/25 – NPFG Insured	11/11 at 100.00	A2		1,750,350

1,270	Leesburg, Florida, Electric System Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	A+		1,315,936

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+		1,656,206

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	Aa3		2,388,372

2,015	Manatee County, Florida, Revenue Bonds, Series 2004, 5.000%, 10/01/21 – FGIC Insured	10/14 at 100.00	Aa2		2,152,625

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	6/11 at 100.00	BB+		1,004,500

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	10/11 at 101.00	Aa3		3,804,142

2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		2,574,075

1,875	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R		1,656,769

3,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	3,505,808

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
1,010	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,157,803
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	334,368
935	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	AAA		1,071,828
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	311,699

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	7/11 at 100.00	AAA		179,026

1,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA		1,043,180

500	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	Aa1		522,980

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	12/11 at 101.00	BBB–		19,080
4,000	5.625%, 12/01/31	12/11 at 101.00	BBB–		3,615,000

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$635	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	12/11 at 100.00	N/R	$625,729

3,000	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA	2,685,750

2,700	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	Aa3	2,680,074

650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	662,500

1,370	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	1,208,518

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	N/R	1,128,870
1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,405,480

2,050	St. John’s County, Florida, Sales Tax Revenue Bonds, Series 2004A, 5.000%, 10/01/25 – AMBAC Insured	10/14 at 100.00	A+	2,100,717

990	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	954,320

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	1,045,440

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,875,328

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	12/11 at 100.00	Baa1	2,095,272

1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40	5/18 at 100.00	N/R	603,820

615	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	524,423

	Volusia County, Florida, Tax Revenue Bonds, Tourist Development, Series 2004:
2,925	5.000%, 12/01/25 – AGM Insured	12/14 at 100.00	Aa3	3,000,904
3,065	5.000%, 12/01/26 – AGM Insured	12/14 at 100.00	Aa3	3,132,522

485	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	401,216
95,590	Total Florida			95,164,345
	Georgia – 0.9%

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	522,455

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	508,020

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	N/R	425,883
1,495	Total Georgia			1,456,358
	Illinois – 3.5%

1,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	7/11 at 100.00	A	1,000,370

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	967,720

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	462,800

1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,095,010

Nuveen Investments	29

Portfolio of Investments

Nuveen Municipal Bond Fund 2 (formerly known as Nuveen Florida Preference Municipal Bond Fund) (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	$1,024,060

1,000	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corp., Project, Series 2009, 5.250%, 10/01/39	10/19 at 100.00	BBB+	974,040
5,500	Total Illinois			5,524,000
	Kentucky – 0.6%

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3	1,027,380
	Louisiana – 2.9%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,030,600

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37, (5)	12/17 at 100.00	N/R	612,510

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB+	2,896,410
5,000	Total Louisiana			4,539,520
	Michigan – 2.0%

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	N/R	3,183,123
	Nevada – 1.2%

2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	D	283,540

1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,690,080
3,500	Total Nevada			1,973,620
	North Carolina – 1.9%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	882,930

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA+	2,081,460
3,000	Total North Carolina			2,964,390
	Ohio – 1.1%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	Baa3	685,700

1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,048,340
2,000	Total Ohio			1,734,040
	Oregon – 1.6%

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,426,712

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,144,264
2,540	Total Oregon			2,570,976
	Pennsylvania – 1.5%

3,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+	2,330,370

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee – 1.9%

$1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA	$1,036,830

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement and Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA+	1,043,730

920	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	855,011
2,920	Total Tennessee			2,935,571
	Texas – 2.9%

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA	2,111,300

3,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	2,550,810
5,000	Total Texas			4,662,110
	Virgin Islands – 0.8%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,299,656
	Virginia – 2.3%

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
3,745	0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA+	1,008,004
10,000	0.000%, 10/01/40 – AGC Insured	No Opt. Call	AA+	1,390,600

2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	1,167,100
15,745	Total Virginia			3,565,704
	West Virginia – 0.7%

1,000	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	995,610
	Wyoming – 1.3%

1,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	1,041,710

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26	8/19 at 100.00	A2	1,055,220
2,000	Total Wyoming			2,096,930
$172,270	Total Investments (cost $154,404,390) – 98.1%			155,236,458
	Other Assets Less Liabilities – 1.9%			3,075,614
	Net Assets – 100%			$158,312,072

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	31

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 2.9%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$845	5.000%, 9/01/15 – SYNCORA GTY Insured	No Opt. Call	Baa3	$860,464
10	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	9,082
4,105	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	3,360,886

35	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	9/16 at 100.00	Baa3	33,306

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	615,830
5,995	Total Consumer Discretionary			4,879,568
	Consumer Staples – 2.8%

3,315	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	2,934,902

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	11/11 at 100.00	Baa3	102,986

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,569,315
4,940	Total Consumer Staples			4,607,203
	Education and Civic Organizations – 8.3%

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	994,410

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	554,794

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	645,116

255	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	229,865

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	7/11 at 100.00	BBB–	485,225

	Maryland Health and Higher Educational Facilities Authority, Mortgage Revenue Bonds, Green Acres School, Series 1998:
665	5.300%, 7/01/18	7/11 at 100.00	BBB–	665,439
1,000	5.300%, 7/01/28	7/11 at 100.00	BBB–	935,910

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
250	5.250%, 7/01/25 – AGM Insured	1/13 at 100.00	AA+	252,705
500	5.250%, 7/01/30 – AGM Insured	1/12 at 100.50	AA+	504,850

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	624,550

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,676,100

770	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A, 5.500%, 5/01/20	5/15 at 100.00	N/R	771,032

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	Aa3	869,352

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	Aa3	583,726

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	1,770,450

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	1,215,753

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	$1,005,613
13,920	Total Education and Civic Organizations			13,784,890
	Energy – 0.1%

400	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	333,092
	Health Care – 22.6%

895	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	843,573

675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	630,207

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39	7/19 at 100.00	A–	2,206,520

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A–	992,230

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A3	820,189

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002:
500	6.000%, 7/01/20	7/12 at 100.00	A3	510,775
1,500	5.800%, 7/01/32	7/12 at 100.00	A3	1,507,095

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	658,054

2,285	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	1,760,638

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	784,710

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	738,136

750	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	7/11 at 100.00	A	696,645

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	7/11 at 100.00	A+	2,004,640

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,682,702

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA+	771,954

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	864,272

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	2,299,106

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Project, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	529,920
440	5.500%, 7/01/42	7/17 at 100.00	BBB	385,233

1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	960,330

2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	Aa3	2,488,833

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	801,080

Nuveen Investments	33

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
$1,405	5.000%, 7/01/35	7/15 at 100.00	A3	$1,320,700
900	5.000%, 7/01/40	7/15 at 100.00	A3	827,703

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	A2	757,507

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	502,875

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	Baa1	1,035,060

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33	No Opt. Call	BBB–	1,425,315
3,385	5.750%, 1/01/38	1/18 at 100.00	BBB–	3,150,216
800	6.000%, 1/01/43	1/18 at 100.00	BBB–	763,024

1,935	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	Baa1	1,907,542

245	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14, (4)	7/11 at 100.00	B3	214,978

795	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Hospital Revenue Bonds, Auxilio Mutuo Hospital, Series 1995A, 6.250%, 7/01/16 – NPFG Insured	7/11 at 100.00	A–	797,353
39,065	Total Health Care			37,639,115
	Housing/Multifamily – 3.9%

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	486,855

775	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	775,535

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	7/11 at 100.00	Aa2	1,000,060

100	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	74,181

1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A, 6.250%, 10/01/33	10/12 at 101.00	Ba3	1,387,980

600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/11 at 101.00	N/R	563,256

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	Baa2	514,385

1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	7/11 at 100.00	Aaa	1,419,929

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	7/11 at 100.00	Aa2	200,276
6,665	Total Housing/Multifamily			6,422,457
	Housing/Single Family – 6.4%

1,695	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	1,722,815

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$1,235	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	$1,260,071

1,195	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,181,389

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,481,625

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	951,737

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	834,468

780	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	723,200

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,060,729

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,174,380

220	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	209,057
10,850	Total Housing/Single Family			10,599,471
	Industrials – 5.2%

3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	3,756,658

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	4,410,444

500	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	7/11 at 100.00	BBB	501,145
8,715	Total Industrials			8,668,247
	Long-Term Care – 4.9%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	2,037,146

	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A:
500	5.500%, 1/01/19 – RAAI Insured	7/11 at 100.00	BB–	453,130
500	5.625%, 1/01/25 – RAAI Insured	7/11 at 100.00	BB–	427,100

950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	N/R	980,134

2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41	1/21 at 100.00	N/R	2,599,351

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	1,729,200
8,810	Total Long-Term Care			8,226,061
	Tax Obligation/General – 13.0%

435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	481,145

Nuveen Investments	35

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	$462,972

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	465,076

300	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	Aa1	352,053

1,500	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	1,726,335

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	10,486,437

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,084,616

1,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Refunding Bonds, Series 2001, 5.250%, 10/01/13	10/11 at 101.00	AAA	1,026,580

2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18	10/13 at 100.00	AAA	2,175,920

2,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	A3	2,485,725
19,335	Total Tax Obligation/General			21,746,859
	Tax Obligation/Limited – 16.3%

300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	283,644

115	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	116,655

1,200	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	9/11 at 100.00	Baa1	1,203,384

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	176,162

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
300	5.600%, 7/01/20 – RAAI Insured	7/12 at 100.00	N/R	300,483
115	5.700%, 7/01/29 – RAAI Insured	7/12 at 100.00	N/R	106,209

	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A–	1,853,275
1,990	5.000%, 7/01/40	7/20 at 100.00	A–	1,908,987

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	395,330

1,110	Maryland Community Development Administration, Infrastructure Financing Bonds, Series 2000A, 5.875%, 6/01/30 – NPFG Insured	12/11 at 100.50	Baa1	1,118,469

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,084,618

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:
430	5.000%, 9/15/13	9/12 at 100.00	AA+	454,854
650	5.000%, 9/15/16	9/12 at 100.00	AA+	684,197

1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+	1,636,296

1,470	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21	6/12 at 100.00	AA	1,524,890

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	A2	510,165

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	6/13 at 100.00	AA+	1,081,290

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$2,000	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R		$1,729,740

7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	A3		675,724

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA+		1,008,850

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		1,540,740

1,300	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+		1,269,476

4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+		4,121,350

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		450,176

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+		931,810
33,560	Total Tax Obligation/Limited				27,166,774
	Transportation – 0.9%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3		1,041,580

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/11 at 100.00	CCC+		405,255
1,500	Total Transportation				1,446,835
	U.S. Guaranteed – 5.8% (5)

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	(5)	987,960

1,250	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002, 5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa		1,345,338

815	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1995, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA+	(5)	850,184

	Maryland Economic Development Corporation, Utility Infrastructure Revenue Bonds, University of Maryland – College Park, Series 2001:
980	5.375%, 7/01/15 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 100.00	N/R	(5)	984,145
725	5.375%, 7/01/16 (Pre-refunded 7/01/11) – AMBAC Insured	7/11 at 100.00	N/R	(5)	728,067

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	(5)	1,874,748

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2	(5)	589,990

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A	(5)	530,940

1,095	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		1,255,746

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		577,550
8,865	Total U.S. Guaranteed				9,724,668
	Utilities – 2.4%

2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	No Opt. Call	A		2,921,825

Nuveen Investments	37

Portfolio of Investments

Nuveen Maryland Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities (continued)

$1,060	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	9/11 at 100.00	N/R	$1,060,000
3,560	Total Utilities			3,981,825
	Water and Sewer – 2.6%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
500	5.375%, 7/01/34	7/19 at 100.00	AA–	528,140
1,020	5.750%, 7/01/39	7/19 at 100.00	AA–	1,102,324

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	885,789

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AGM Insured	7/17 at 100.00	AA+	1,080,100

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	762,341
4,135	Total Water and Sewer			4,358,694
$170,315	Total Investments (cost $163,416,171) – 98.1%			163,585,759
	Other Assets Less Liabilities – 1.9%			3,188,523
	Net Assets – 100%			$166,774,282

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(5)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.0%

$65	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$67,491
	Education and Civic Organizations – 13.6%

975	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	1,030,760

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,497,100

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,231,906

1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,007,270

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	780,068

925	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/11 at 100.00	BBB	928,136

1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,208,963

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
800	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	845,880
330	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	346,883

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	A1	1,067,010

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	994,410

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	330,225

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB	1,210,061

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	1,798,600

1,500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	1,319,745

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB+	324,552
220	5.625%, 4/01/40	4/20 at 100.00	BBB+	218,583

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – NPFG Insured	8/15 at 100.00	A1	2,578,650

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	149,003

3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	3,173,832

715	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	691,276

1,280	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	1,273,498

Nuveen Investments	39

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007 GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	BBB–	$1,130,037

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.250%, 5/01/23	5/13 at 100.00	BBB	1,016,160

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	1,846,268

1,250	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	1,250,338

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,021,400

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,225,450

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BBB–	903,560

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	530,120

800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	770,744
35,305	Total Education and Civic Organizations			34,700,488
	Health Care – 18.7%

3,980	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	3,101,296

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	Aa3	4,698,000

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	1,864,080

1,660	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42	No Opt. Call	A2	1,584,088

4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2003A, 5.250%, 7/01/32	7/13 at 101.00	A+	4,011,440

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	766,043

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA+	2,753,222

	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
1,500	5.500%, 7/01/28	7/19 at 100.00	BBB+	1,431,225
1,110	5.750%, 7/01/39	7/19 at 100.00	BBB+	1,028,626

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	772,170

995	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	A1	1,060,332

445	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	452,405

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	5,228,244

6,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AA–	6,684,419

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,085	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	$2,019,865

3,000	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	11/11 at 100.00	BBB	2,978,580

	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
50	5.500%, 7/01/18	7/11 at 100.00	N/R	46,737
1,000	5.625%, 7/01/24	7/11 at 100.00	N/R	866,510

1,612	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital,, 5.500%, 7/01/29	7/20 at 100.00	Baa1	1,559,932

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	375,553
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	258,333
1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	857,220

1,145	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A1	1,209,509

1,650	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	A1	1,458,270

425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	409,207
49,547	Total Health Care			47,475,306
	Housing/Multifamily – 1.7%

305	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 4.850%, 4/01/12 (Alternative Minimum Tax)	No Opt. Call	AAA	312,213

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	630,188

1,565	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	1,261,108

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	1,559,844

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	203,549

360	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	361,109
4,920	Total Housing/Multifamily			4,328,011
	Housing/Single Family – 2.7%

1,950	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,847,742

1,145	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	1,130,401

1,470	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,418,565

1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	1,312,528

Nuveen Investments	41

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$360	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	$337,828

765	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	10/11 at 100.00	Aa1	766,048
7,005	Total Housing/Single Family			6,813,112
	Industrials – 0.4%

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	A1	1,043,010
	Long-Term Care – 4.0%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	444,055
840	5.750%, 1/01/37	1/17 at 100.00	N/R	648,068

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	N/R	909,050
500	5.000%, 1/01/36	1/17 at 100.00	N/R	420,900

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	475,947

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	611,843

2,320	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	2,035,290

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, ACTS Inc, Series 1998, 5.250%, 11/15/28	11/23 at 100.00	BBB+	946,390

2,310	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/14	6/11 at 100.00	BB	2,196,926

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/11 at 101.00	Baa1	1,587,347
11,220	Total Long-Term Care			10,275,816
	Materials – 0.5%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	564,150

440	Bucks County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, USX Corporation Project, Series 1995, 5.400%, 11/01/17 (Mandatory put 11/01/11)	No Opt. Call	BBB	452,272
1,000	Total Materials			1,016,422
	Tax Obligation/General – 20.5%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – AGM Insured	3/16 at 100.00	AA+	1,285,625

1,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	1,046,830

5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	5,606,474

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – NPFG Insured	7/13 at 100.00	Aa2	452,542

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	1,588,594

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	$1,083,257

1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	BBB	586,949

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	Baa1	2,363,888

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – NPFG Insured	No Opt. Call	Baa1	2,047,540

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series, 5.000%, 11/15/37	5/18 at 100.00	Aa2	1,524,180

2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AA–	2,111,140

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/14 at 100.00	Aa3	1,126,202

5,000	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – AGM Insured	12/16 at 100.00	AA+	5,061,099

3,750	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	3,773,025

3,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	Aa2	3,151,470

2,585	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA+	2,610,230

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA+	1,767,434

2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	Aa3	2,562,900

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	Aa3	2,182,700

380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	347,753

6,775	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – NPFG Insured	4/15 at 100.00	A	7,011,985

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,959,073
55,715	Total Tax Obligation/General			52,250,890
	Tax Obligation/Limited – 8.6%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	1,496,760

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	9/11 at 100.00	Baa1	967,340

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	2,915,160

2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,549,325

1,300	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA+	1,529,840

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA+	1,381,874

1,250	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	No Opt. Call	A2	1,306,738

Nuveen Investments	43

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	A2		$1,021,490

2,420	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA+		2,456,300

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A3		4,671,550

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		450,176

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A2		1,052,510
21,720	Total Tax Obligation/Limited				21,799,063
	Transportation – 7.9%

2,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–		2,480,744

3,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A-2, 0.000%, 12/01/34	12/20 at 100.00	Aa3		2,663,045

4,300	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		3,034,725

2,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+		1,553,580

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB		1,914,611

4,535	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Refunding Bonds, Series 2002, 5.000%, 12/01/11 – AMBAC Insured	No Opt. Call	N/R		4,612,730

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3		1,677,800

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3		1,914,000

350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Subordinate Lien Series 2003D, 5.375%, 1/01/18	1/13 at 100.00	Ba1		319,193
23,065	Total Transportation				20,170,428
	U.S. Guaranteed – 7.0% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AAA		1,840,455

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	A+	(4)	4,790,925

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured (ETM)	No Opt. Call	AAA		96,584

2,320	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – NPFG Insured (ETM)	7/11 at 100.00	AAA		2,501,958

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	6/11 at 100.00	Aaa		1,468,566

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AAA		995,166

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
$245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	$289,347
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	522,553

785	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	981,745

	Plum Borough School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2001:
1,745	5.200%, 9/15/23 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	A+	(4)	1,769,744
1,700	5.250%, 9/15/30 (Pre-refunded 9/15/11) – FGIC Insured	9/11 at 100.00	A+	(4)	1,724,344

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A1	(4)	297,632

470	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	AAA		565,029
16,320	Total U.S. Guaranteed				17,844,048
	Utilities – 3.4%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB+		1,972,875

3,010	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	7/11 at 100.00	BB+		2,974,482

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	BBB+		1,263,291

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Exelon Generation Company, LLC Project, Series 2009A, 5.000%, 12/01/42 (Mandatory put 6/01/12)	No Opt. Call	A3		1,032,970

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA+		319,549

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA+		1,057,050
8,545	Total Utilities				8,620,217
	Water and Sewer – 9.8%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1		1,059,520

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured	No Opt. Call	AA+		201,917

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–		5,020,350

3,000	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA+		3,027,060

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA+		1,813,660

2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	Ba1		2,441,053

3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–		2,903,910

900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3		923,355

Nuveen Investments	45

Portfolio of Investments

Nuveen Pennsylvania Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2010A, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA+	$2,072,040

1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A1	1,280,163

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1	1,143,511

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA+	3,029,220
25,360	Total Water and Sewer			24,915,759
$260,787	Total Investments (cost $249,620,461) – 98.8%			251,320,061
	Other Assets Less Liabilities – 1.2%			3,004,146
	Net Assets – 100%			$254,324,207

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

46	Nuveen Investments

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.2%

	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$475	5.250%, 6/01/32	6/17 at 100.00	N/R	$414,856
600	5.625%, 6/01/47 (WI/DD, Settling 6/01/11)	6/17 at 100.00	N/R	484,818

19,220	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	Baa3	11,215,828
20,295	Total Consumer Staples			12,115,502
	Education and Civic Organizations – 5.5%

3,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	2,983,230

1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Development Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,032,940

2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35	6/20 at 100.00	Aa2	2,697,615

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
500	4.375%, 10/01/13	No Opt. Call	A2	518,525
1,135	5.500%, 10/01/33	10/13 at 101.00	A2	1,143,138

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	9/11 at 100.00	BBB	283,188

800	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	782,136

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	4,628,790

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	4,690,035

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	7/11 at 100.00	N/R	1,185,188

500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	507,390
20,075	Total Education and Civic Organizations			20,452,175
	Energy – 0.5%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Baa3	416,365

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project - Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Baa3	928,360
1,500	Total Energy			1,344,725
	Health Care – 16.9%

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A3	1,512,465

	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,100	5.000%, 9/01/27	9/17 at 100.00	A–	1,071,268
4,250	5.000%, 9/01/37	9/17 at 100.00	A–	3,890,195

2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA+	2,065,977

3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,175,380

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	436,892

Nuveen Investments	47

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	A3	$2,752,350

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	A3	1,343,898

3,250	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A3	3,626,285

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	Baa1	3,186,901

1,915	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,919,443

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A3	2,309,888

4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	4,419,810

1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,637,977

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – NPFG Insured	7/12 at 100.00	A+	2,888,908

1,250	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA+	1,223,613

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	A3	3,138,526
1,475	5.250%, 6/15/31	6/16 at 100.00	A3	1,478,201
3,360	5.250%, 6/15/37	6/16 at 100.00	A3	3,285,307

2,450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,472,712

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	989,400
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	4,447,743

5,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,606,350

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	2,008,552

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,183,438

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A3	472,334
63,345	Total Health Care			63,543,813
	Housing/Multifamily – 2.6%

1,065	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	11/11 at 101.00	AAA	1,087,663

860	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Revenue Bonds, Patrick Henry Apartments, Series 2000, 6.050%, 11/01/32 (Mandatory put 11/01/20) (Alternative Minimum Tax)	11/11 at 100.00	Aaa	865,874

920	Chesterfield County Industrial Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Fore Courthouse Senior Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative Minimum Tax)	4/12 at 102.00	Aa2	929,099

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily (continued)

$1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	9/11 at 100.00	AA+	$1,201,188

2,785	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	2,702,035

610	Virginia Housing Development Authority, Rental Housing Bonds, Series 2001L, 5.000%, 12/01/20	12/11 at 100.00	AA+	610,555

600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	582,804

490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	476,466

1,380	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	No Opt. Call	AAA	1,324,538
9,910	Total Housing/Multifamily			9,780,222
	Housing/Single Family – 5.5%

725	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	688,939

2,990	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2001H-1, 5.350%, 7/01/31 – NPFG Insured	7/11 at 100.00	AAA	2,990,807

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,264,568

6,545	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	6,467,440

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,207,644

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,135,738
21,470	Total Housing/Single Family			20,755,136
	Industrials – 1.2%

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	2,077,160

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	9/11 at 100.00	BBB	2,003,140

500	James City County Industrial Development Authority, Virginia, Sewerage and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch, Series 1997, 6.000%, 4/01/32 (Alternative Minimum Tax)	10/11 at 100.00	A–	500,045
4,500	Total Industrials			4,580,345
	Long-Term Care – 5.6%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	1,795,800
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,177,250

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37	10/17 at 100.00	N/R	3,443,429
1,250	5.125%, 10/01/42	10/17 at 100.00	N/R	1,094,613

1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A–	1,049,184

Nuveen Investments	49

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$3,665	Henrico County Economic Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Assisted Living Revenue Bonds, Beth Sholom, Series 1999A, 6.000%, 7/20/39	7/11 at 100.00	AAA	$3,668,225

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/11 at 103.00	BBB	1,301,711
3,500	5.000%, 10/01/35	No Opt. Call	BBB	3,205,195

4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	3,433,087
23,535	Total Long-Term Care			21,168,494
	Materials – 0.7%

2,500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	8/11 at 100.00	Ba2	2,369,325
	Tax Obligation/General – 3.8%

2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	2,403,198

1,660	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – AGM Insured	3/13 at 100.00	AA+	1,690,029

1,000	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA+	1,112,630

375	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20	5/12 at 100.00	AAA	389,468

3,000	Pittsylvania County, Virginia, General Obligationl Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	Aa3	3,286,470

1,875	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	1,972,369

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	2,294,000

1,170	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AA	1,242,341
13,180	Total Tax Obligation/General			14,390,505
	Tax Obligation/Limited – 22.6%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	528,148
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	409,282

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	N/R	948,200

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – NPFG Insured	1/15 at 100.00	Aa3	1,079,990

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.125%, 2/15/15 – NPFG Insured	2/14 at 100.00	A+	1,178,312

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,253,459

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14	6/13 at 101.00	AA+	1,641,090

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – NPFG Insured	4/17 at 100.00	AA+	2,929,080

2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28, Series 2004, 5.000%, 4/01/33 – NPFG Insured	4/14 at 100.00	AA+	2,077,320

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 – AGM Insured	4/14 at 100.00	AA+	$2,070,287

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – NPFG Insured	6/15 at 100.00	A	4,275,401
1,130	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A	1,171,912
2,900	5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A	2,966,381
1,770	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A	1,778,620

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	Aa2	2,143,281
1,625	5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	Aa2	1,708,476

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA+	1,297,862
1,210	5.000%, 7/15/18	7/15 at 100.00	AA+	1,343,439

1,450	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,535,275

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35	7/20 at 100.00	N/R	1,864,206

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revnue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	891,743

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – AGM Insured	2/17 at 100.00	AA+	3,751,093

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	11/11 at 100.00	AA+	684,369

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	N/R	894,020

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa1	1,181,785
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aa1	2,059,310

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
3,000	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	A3	2,853,360
5,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	A3	4,671,550

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	A3	443,950

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	7/12 at 100.00	A3	132,978
480	5.250%, 7/01/36	7/12 at 100.00	A3	444,115

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
2,500	5.750%, 8/01/37	8/19 at 100.00	A+	2,527,675
4,500	6.000%, 8/01/42	8/19 at 100.00	A+	4,622,220

750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2	750,293

1,500	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A2	1,597,605

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	N/R	1,702,460

Nuveen Investments	51

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	N/R	$2,045,120

2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	A+	2,607,437

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+	931,810

1,525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,425,829

1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+	2,069,597

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,183,263

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,544,810

	Virginia Resources Authority, Infrastructure Revenue Bonds, Prerefunded-Pooled Loan Bond Program, Series 2002A:
170	5.000%, 5/01/20	5/12 at 100.00	AA	172,305
70	5.000%, 5/01/21	No Opt. Call	AA	70,949

1,500	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B, 5.000%, 5/15/15	5/14 at 100.00	AA+	1,662,840

2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40	8/20 at 100.00	A+	2,241,691

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	1,523,745
86,760	Total Tax Obligation/Limited			84,887,943
	Transportation – 16.4%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
2,310	5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA+	2,431,714
2,700	5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA+	2,823,471

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – AGM Insured	7/18 at 100.00	AA+	6,837,942

1,000	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	7/11 at 100.00	Baa1	1,002,870

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3	1,041,580

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA+	1,242,891
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA+	2,371,590

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2001B:
1,475	5.000%, 10/01/26 – NPFG Insured	10/11 at 101.00	AA–	1,490,915
1,250	5.000%, 10/01/31 – NPFG Insured	10/11 at 101.00	AA–	1,256,713

3,025	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2008-A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–	3,117,111

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–	1,248,840
3,000	5.625%, 10/01/39	10/18 at 100.00	AA–	3,156,000

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	No Opt. Call	AA–	1,505,231
3,700	5.000%, 10/01/35	10/20 at 100.00	AA–	3,770,226

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:
$5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–		$5,082,400
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–		2,456,650

3,300	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+		2,060,388

5,150	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA+		3,887,581

3,000	Norfolk Airport Authority, Virginia, Airport Revenue Bonds, Series 2001A, 5.125%, 7/01/31 – FGIC Insured	7/11 at 100.00	A3		2,999,880

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	Baa1		2,638,292

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax)	12/11 at 100.00	CCC+		1,418,393

1,730	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	BBB		1,928,621

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	BBB		1,625,258

1,015	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3		1,026,733

2,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3		2,024,558

1,000	Virginia Resources Authority, Airports Revolving Fund Revenue Bonds, Series 2001A, 5.250%, 8/01/23	8/11 at 100.00	Aa2		1,003,410
78,455	Total Transportation				61,449,258
	U.S. Guaranteed – 5.9% (4)

840	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 (Pre-refunded 3/01/13) – AGM Insured	3/13 at 100.00	AA+	(4)	907,435

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA+	(4)	877,958

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	Baa1	(4)	1,217,279
2,000	5.250%, 7/15/23 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	Baa1	(4)	2,193,980

85	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3	(4)	91,480

1,450	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R	(4)	1,544,410

390	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19 (Pre-refunded 3/01/13)	3/13 at 100.00	N/R	(4)	420,950

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA		5,958

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
365	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	A3	(4)	384,382
1,320	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	A3	(4)	1,390,092

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 (Pre-refunded 2/01/16) – NPFG Insured	2/16 at 100.00	AA	(4)	1,665,059

1,000	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.000%, 10/01/17 (Pre-refunded 10/01/12)	10/12 at 101.00	AA	(4)	1,072,940

Nuveen Investments	53

Portfolio of Investments

Nuveen Virginia Municipal Bond Fund (continued)

May 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (4) (continued)

$1,260	Rockbridge County Industrial Development Authority, Virginia, Horse Center Revenue Refunding Bonds, Series 2001C, 6.850%, 7/15/21 (Pre-refunded 7/15/11)	7/11 at 100.00	B2	(4)	$1,269,072

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
250	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	AAA		253,130
5,125	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		5,699,767

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+	(4)	2,063,820

1,000	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2001A, 5.000%, 8/01/16 (Pre-refunded 8/01/11)	8/11 at 101.00	AA+	(4)	1,018,100
20,370	Total U.S. Guaranteed				22,075,812
	Utilities – 3.8%

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–		2,871,540

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A–		3,244,050

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		2,002,400

	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
4,000	5.000%, 1/15/35	1/19 at 100.00	AA		4,157,720
2,000	5.000%, 1/15/40	1/19 at 100.00	AA		2,065,780
14,000	Total Utilities				14,341,490
	Water and Sewer – 4.3%

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
115	5.375%, 4/01/21	4/12 at 100.00	AAA		119,094
800	5.000%, 4/01/27	4/12 at 100.00	AAA		810,296

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA+		1,644,384

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – AGM Insured	1/13 at 101.00	AA+		1,088,598

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA		3,051,000

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AAA		2,447,435

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – AGM Insured	6/17 at 100.00	AAA		1,769,565

1,400	Norfolk, Virginia, Water Revenue Refunding Bonds, Series 1998, 5.125%, 11/01/28 – AGM Insured	11/11 at 100.00	AA+		1,401,050

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa1		1,524,682

1,000	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA		1,060,200

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa2		1,170,662
15,455	Total Water and Sewer				16,086,966
$395,350	Total Investments (cost $369,769,692) – 98.5%				369,341,711
	Other Assets Less Liabilities – 1.5%				5,746,874
	Net Assets – 100%				$375,088,585

54	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions (not covered by the report of independent registered public accounting firm): Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investor Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Such investments are normally considered to be equivalent to AAA rated securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	55

Statement of Assets and Liabilities

May 31, 2011

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $154,404,390, $163,416,171, $249,620,461 and $369,769,692, respectively)	$155,236,458	$163,585,759	$251,320,061	$369,341,711
Cash	667,249	—	235,510	—
Receivables:
Interest	2,603,234	2,974,526	3,707,089	6,417,636
Investments sold	535,000	1,730,000	—	1,620,000
Shares sold	67,591	113,729	214,233	530,245
Other assets	38,749	37	2,668	23,466
Total assets	159,148,281	168,404,051	255,479,561	377,933,058
Liabilities
Cash overdraft	—	925,373	—	605,836
Payables:
Dividends	267,145	247,453	492,575	650,942
Investments purchased	—	—	—	557,425
Shares redeemed	356,813	263,869	405,083	650,994
Accrued expenses:
Management fees	70,757	74,422	112,577	163,426
12b-1 distribution and service fees	28,193	34,276	41,607	63,832
Other	113,301	84,376	103,512	152,018
Total liabilities	836,209	1,629,769	1,155,354	2,844,473
Net assets	$158,312,072	$166,774,282	$254,324,207	$375,088,585
Class A Shares
Net assets	$98,209,447	$69,162,070	$89,024,880	$175,081,756
Shares outstanding	10,450,174	6,616,207	8,662,497	16,373,354
Net asset value per share	$9.40	$10.45	$10.28	$10.69
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$9.81	$10.91	$10.73	$11.16
Class B Shares
Net assets	$1,915,925	$2,071,997	$2,210,263	$3,760,024
Shares outstanding	203,983	198,064	215,009	352,804
Net asset value and offering price per share	$9.39	$10.46	$10.28	$10.66
Class C Shares
Net assets	$15,716,241	$32,705,081	$38,812,292	$49,299,917
Shares outstanding	1,676,568	3,137,692	3,792,849	4,616,654
Net asset value and offering price per share	$9.37	$10.42	$10.23	$10.68
Class I Shares
Net assets	$42,470,459	$62,835,134	$124,276,772	$146,946,888
Shares outstanding	4,522,480	6,003,070	12,134,825	13,798,460
Net asset value and offering price per share	$9.39	$10.47	$10.24	$10.65
Net assets consist of:
Capital paid-in	$182,358,875	$165,903,398	$252,440,233	$374,098,759
Undistributed (Over-distribution of) net investment income	325,150	532,013	1,022,337	964,215
Accumulated net realized gain (loss)	(25,204,021)	169,283	(837,963)	453,592
Net unrealized appreciation (depreciation)	832,068	169,588	1,699,600	(427,981)
Net assets	$158,312,072	$166,774,282	$254,324,207	$375,088,585
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

56	Nuveen Investments

Statement of Operations

Year Ended May 31, 2011

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Investment Income	$9,500,361	$8,858,279	$13,638,113	$18,808,046
Expenses
Management fees	907,300	943,452	1,408,794	1,971,213
12b-1 service fees – Class A	208,688	150,998	183,039	353,341
12b-1 distribution and service fees – Class B	28,908	27,106	28,219	49,188
12b-1 distribution and service fees – Class C	125,558	266,641	300,922	368,632
Shareholders’ servicing agent fees and expenses	75,021	81,861	113,545	149,094
Custodian’s fees and expenses	37,035	42,060	56,060	72,793
Trustees’ fees and expenses	4,094	4,282	6,420	9,128
Professional fees	33,007	19,933	22,775	25,847
Shareholders’ reports – printing and mailing expenses	27,772	27,689	40,116	51,339
Federal and state registration fees	4,243	11,047	6,797	8,463
Other expenses	6,537	6,491	9,068	12,163
Total expenses before custodian fee credit	1,458,163	1,581,560	2,175,755	3,071,201
Custodian fee credit	(1,755)	(6,508)	(6,284)	(16,862)
Net expenses	1,456,408	1,575,052	2,169,471	3,054,339
Net investment income (loss)	8,043,953	7,283,227	11,468,642	15,753,707
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	255,123	231,899	200,299	638,077
Change in net unrealized appreciation (depreciation) of investments	(3,590,326)	(4,914,615)	(7,864,686)	(7,969,094)
Net realized and unrealized gain (loss)	(3,335,203)	(4,682,716)	(7,664,387)	(7,331,017)
Net increase (decrease) in net assets from operations	$4,708,750	$2,600,511	$3,804,255	$8,422,690

See accompanying notes to financial statements.

Nuveen Investments	57

Statement of Changes in Net Assets

	Municipal Bond 2		Maryland
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$8,043,953	$8,767,138	$7,283,227	$6,692,705
Net realized gain (loss) from investments	255,123	(5,752,621)	231,899	(17,840)
Change in net unrealized appreciation (depreciation) of investments	(3,590,326)	17,569,833	(4,914,615)	10,487,742
Net increase (decrease) in net assets from operations	4,708,750	20,584,350	2,600,511	17,162,607
Distributions to Shareholders
From net investment income:
Class A	(4,850,867)	(5,272,534)	(3,049,641)	(2,855,988)
Class B	(118,087)	(215,477)	(93,875)	(153,912)
Class C	(688,381)	(735,757)	(1,240,685)	(1,078,191)
Class I	(2,319,850)	(2,495,136)	(2,748,249)	(2,546,673)
From accumulated net realized gains:
Class A	—	—	—	(130,359)
Class B	—	—	—	(8,927)
Class C	—	—	—	(56,594)
Class I	—	—	—	(110,541)
Decrease in net assets from distributions to shareholders	(7,977,185)	(8,718,904)	(7,132,450)	(6,941,185)
Fund Share Transactions
Proceeds from sale of shares	8,034,161	12,486,770	24,497,918	42,406,114
Proceeds from shares issued to shareholders due to reinvestment of distributions	4,361,639	4,587,053	3,926,267	3,899,557
	12,395,800	17,073,823	28,424,185	46,305,671
Cost of shares redeemed	(32,606,291)	(34,991,885)	(38,578,093)	(23,415,441)
Net increase (decrease) in net assets from Fund share transactions	(20,210,491)	(17,918,062)	(10,153,908)	22,890,230
Net increase (decrease) in net assets	(23,478,926)	(6,052,616)	(14,685,847)	33,111,652
Net assets at the beginning of year	181,790,998	187,843,614	181,460,129	148,348,477
Net assets at the end of year	$158,312,072	$181,790,998	$166,774,282	$181,460,129
Undistributed (Over-distribution of) net investment income at the end of year	$325,150	$276,968	$532,013	$381,498

See accompanying notes to financial statements.

58	Nuveen Investments

	Pennsylvania		Virginia
	Year Ended 5/31/11	Year Ended 5/31/10	Year Ended 5/31/11	Year Ended 5/31/10
Operations
Net investment income (loss)	$11,468,642	$11,170,905	$15,753,707	$14,875,010
Net realized gain (loss) from investments	200,299	64,397	638,077	540,763
Change in net unrealized appreciation (depreciation) of investments	(7,864,686)	13,560,246	(7,969,094)	21,608,846
Net increase (decrease) in net assets from operations	3,804,255	24,795,548	8,422,690	37,024,619
Distributions to Shareholders
From net investment income:
Class A	(3,819,855)	(3,616,476)	(7,437,014)	(7,172,625)
Class B	(101,306)	(141,044)	(177,705)	(279,653)
Class C	(1,447,597)	(1,281,816)	(1,794,935)	(1,514,091)
Class I	(5,841,486)	(5,687,313)	(6,530,421)	(6,089,720)
From accumulated net realized gains:
Class A	—	—	(139,530)	(140,469)
Class B	—	—	(4,192)	(6,811)
Class C	—	—	(39,750)	(34,040)
Class I	—	—	(120,703)	(117,760)
Decrease in net assets from distributions to shareholders	(11,210,244)	(10,726,649)	(16,244,250)	(15,355,169)
Fund Share Transactions
Proceeds from sale of shares	45,808,007	57,353,514	69,084,970	74,769,641
Proceeds from shares issued to shareholders due to reinvestment of distributions	5,109,749	4,784,676	8,027,813	7,452,140
	50,917,756	62,138,190	77,112,783	82,221,781
Cost of shares redeemed	(64,116,392)	(37,485,164)	(71,900,059)	(60,189,668)
Net increase (decrease) in net assets from Fund share transactions	(13,198,636)	24,653,026	5,212,724	22,032,113
Net increase (decrease) in net assets	(20,604,625)	38,721,925	(2,608,836)	43,701,563
Net assets at the beginning of year	274,928,832	236,206,907	377,697,421	333,995,858
Net assets at the end of year	$254,324,207	$274,928,832	$375,088,585	$377,697,421
Undistributed (Over-distribution of) net investment income at the end of year	$1,022,337	$791,157	$964,215	$1,152,110

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MUNICIPAL BOND 2
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (6/90)
2011	$9.56	$.44	$(.16)	$.28	$(.44)	$—	$(.44)	$9.40
2010	8.98	.44	.58	1.02	(.44)	—	(.44)	9.56
2009	9.75	.44	(.78)	(.34)	(.43)	—	(.43)	8.98
2008	10.08	.42	(.33)	.09	(.42)	—	(.42)	9.75
2007	10.08	.42	—	.42	(.42)	—	(.42)	10.08
Class B (2/97)
2011	9.55	.37	(.16)	.21	(.37)	—	(.37)	9.39
2010	8.98	.37	.57	.94	(.37)	—	(.37)	9.55
2009	9.74	.37	(.77)	(.40)	(.36)	—	(.36)	8.98
2008	10.07	.35	(.34)	.01	(.34)	—	(.34)	9.74
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07
Class C (9/95)
2011	9.54	.39	(.17)	.22	(.39)	—	(.39)	9.37
2010	8.96	.39	.58	.97	(.39)	—	(.39)	9.54
2009	9.73	.39	(.78)	(.39)	(.38)	—	(.38)	8.96
2008	10.06	.37	(.33)	.04	(.37)	—	(.37)	9.73
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06
Class I (2/97)(e)
2011	9.55	.46	(.16)	.30	(.46)	—	(.46)	9.39
2010	8.97	.46	.58	1.04	(.46)	—	(.46)	9.55
2009	9.74	.46	(.79)	(.33)	(.44)	—	(.44)	8.97
2008	10.07	.45	(.34)	.11	(.44)	—	(.44)	9.74
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

3.00%	$98,209	.84%	.84%	4.70%	4%
11.55	110,331	.84	.84	4.70	15
(3.36)	113,528	.83	.83	4.91	13
.93	144,215	.84	.84	4.30	26
4.21	163,736	.83	.83	4.13	12

2.22	1,916	1.59	1.59	3.93	4
10.66	4,150	1.59	1.59	3.96	15
(4.00)	6,716	1.58	1.58	4.15	13
.14	10,862	1.59	1.59	3.55	26
3.42	14,672	1.57	1.57	3.38	12

2.33	15,716	1.39	1.39	4.15	4
11.01	17,241	1.39	1.39	4.15	15
(3.92)	17,265	1.38	1.38	4.37	13
.38	19,463	1.39	1.39	3.75	26
3.67	22,523	1.38	1.38	3.58	12

3.24	42,470	.64	.64	4.90	4
11.78	50,068	.64	.64	4.90	15
(3.17)	50,335	.63	.63	5.10	13
1.12	76,019	.64	.64	4.50	26
4.40	83,658	.63	.63	4.33	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	61

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MARYLAND
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/94)
2011	$10.69	$.43	$(.24)	$.19	$(.43)	$—	$(.43)	$10.45
2010	10.03	.43	.67	1.10	(.42)	(.02)	(.44)	10.69
2009	10.27	.42	(.25)	.17	(.41)	—	(.41)	10.03
2008	10.48	.40	(.21)	.19	(.40)	—	(.40)	10.27
2007	10.44	.40	.03	.43	(.39)	—	(.39)	10.48
Class B (3/97)
2011	10.70	.35	(.24)	.11	(.35)	—	(.35)	10.46
2010	10.04	.35	.67	1.02	(.34)	(.02)	(.36)	10.70
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50
Class C (9/94)
2011	10.66	.38	(.25)	.13	(.37)	—	(.37)	10.42
2010	10.00	.37	.67	1.04	(.36)	(.02)	(.38)	10.66
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46
Class I (2/92)(e)
2011	10.70	.46	(.24)	.22	(.45)	—	(.45)	10.47
2010	10.04	.45	.67	1.12	(.44)	(.02)	(.46)	10.70
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50

62	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

1.78%	$69,162	.84%	.84%	4.12%	9%
11.11	77,430	.85	.85	4.05	1
1.85	63,367	.86	.86	4.30	15
1.84	66,838	1.00	.87	3.89	32
4.15	68,593	1.07	.87	3.78	5

1.03	2,072	1.59	1.59	3.36	9
10.31	3,700	1.60	1.60	3.32	1
1.09	6,070	1.61	1.61	3.53	15
.98	8,546	1.75	1.62	3.14	32
3.48	10,694	1.82	1.62	3.04	5

1.22	32,705	1.39	1.39	3.57	9
10.57	35,665	1.40	1.40	3.50	1
1.18	24,992	1.41	1.41	3.75	15
1.31	23,611	1.55	1.42	3.34	32
3.63	21,314	1.62	1.42	3.24	5

2.09	62,835	.64	.64	4.33	9
11.34	64,665	.65	.65	4.25	1
1.96	53,920	.66	.66	4.50	15
2.07	58,615	.80	.67	4.09	32
4.37	45,803	.87	.67	3.99	5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

PENNSYLVANIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (10/86)
2011	$10.54	$.44	$(.27)	$.17	$(.43)	$—	$(.43)	$10.28
2010	9.96	.44	.56	1.00	(.42)	—	(.42)	10.54
2009	10.23	.43	(.29)	.14	(.41)	—	(.41)	9.96
2008	10.39	.40	(.16)	.24	(.40)	—	(.40)	10.23
2007	10.33	.40	.06	.46	(.40)	—	(.40)	10.39
Class B (2/97)
2011	10.54	.36	(.27)	.09	(.35)	—	(.35)	10.28
2010	9.97	.37	.55	.92	(.35)	—	(.35)	10.54
2009	10.24	.36	(.29)	.07	(.34)	—	(.34)	9.97
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39
Class C (2/94)
2011	10.49	.38	(.27)	.11	(.37)	—	(.37)	10.23
2010	9.92	.39	.55	.94	(.37)	—	(.37)	10.49
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35
Class I (2/97)(e)
2011	10.50	.46	(.27)	.19	(.45)	—	(.45)	10.24
2010	9.93	.46	.55	1.01	(.44)	—	(.44)	10.50
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36

64	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

1.69%	$89,025	.82%	.82%	4.26%	6%
10.25	95,603	.83	.83	4.29	4
1.57	77,292	.84	.84	4.44	17
2.39	76,293	.84	.84	3.92	22
4.51	80,966	.86	.86	3.84	11

.92	2,210	1.57	1.57	3.50	6
9.34	3,639	1.58	1.58	3.55	4
.81	4,870	1.59	1.59	3.68	17
1.72	6,577	1.59	1.59	3.17	22
3.64	7,679	1.61	1.61	3.10	11

1.10	38,812	1.37	1.37	3.71	6
9.61	38,945	1.38	1.38	3.74	4
1.01	30,512	1.39	1.39	3.89	17
1.86	32,929	1.39	1.39	3.37	22
3.89	31,009	1.41	1.41	3.29	11

1.87	124,277	.62	.62	4.46	6
10.37	136,741	.63	.63	4.49	4
1.81	123,533	.64	.64	4.65	17
2.64	122,345	.64	.64	4.12	22
4.66	91,440	.66	.66	4.04	11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VIRGINIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income Loss(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (3/86)
2011	$10.89	$.45	$(.19)	$.26	$(.45)	$(.01)	$(.46)	$10.69
2010	10.24	.45	.66	1.11	(.44)	(.02)	(.46)	10.89
2009	10.61	.45	(.37)	.08	(.43)	(.02)	(.45)	10.24
2008	10.81	.42	(.18)	.24	(.42)	(.02)	(.44)	10.61
2007	10.74	.43	.06	.49	(.41)	(.01)	(.42)	10.81
Class B (2/97)
2011	10.86	.36	(.18)	.18	(.37)	(.01)	(.38)	10.66
2010	10.20	.36	.68	1.04	(.36)	(.02)	(.38)	10.86
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78
Class C (10/93)
2011	10.88	.39	(.19)	.20	(.39)	(.01)	(.40)	10.68
2010	10.22	.39	.67	1.06	(.38)	(.02)	(.40)	10.88
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80
Class I (2/97)(e)
2011	10.85	.46	(.18)	.28	(.47)	(.01)	(.48)	10.65
2010	10.19	.47	.67	1.14	(.46)	(.02)	(.48)	10.85
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)	Expenses Excluding Interest	Net Invest- ment Income	Portfolio Turnover Rate

2.46%	$175,082	.81%	.81%	4.15%	8%
11.03	178,140	.82	.82	4.19	5
.95	156,724	.87	.83	4.50	11
2.24	194,526	.91	.83	3.95	19
4.60	199,092	.94	.83	3.89	12

1.67	3,760	1.56	1.56	3.38	8
10.37	6,710	1.57	1.57	3.46	5
.10	9,786	1.62	1.58	3.77	11
1.50	11,802	1.66	1.58	3.20	19
3.86	13,923	1.70	1.59	3.14	12

1.89	49,300	1.36	1.36	3.60	8
10.56	45,814	1.37	1.37	3.63	5
.29	36,241	1.42	1.38	3.96	11
1.67	37,527	1.46	1.38	3.39	19
4.03	35,868	1.49	1.38	3.34	12

2.64	146,947	.61	.61	4.35	8
11.38	147,034	.62	.62	4.39	5
1.08	131,244	.67	.63	4.71	11
2.48	138,154	.71	.63	4.14	19
4.75	77,611	.74	.63	4.09	12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.

See accompanying notes to financial statements.

Nuveen Investments	67

Notes to Financial Statements

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Municipal Bond Fund 2 (“Municipal Bond 2”) (formerly the Nuveen Florida Preference Municipal Bond Fund), Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Effective January 1, 2011, the Funds’ adviser, Nuveen Asset Management, a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), changed its name to Nuveen Fund Advisors, Inc. (the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the Funds’ sub-adviser, and the Funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the Funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the Funds from each Fund’s management fee.

Effective April 27, 2011, Municipal Bond 2 is closed to new investors. Investors in the Fund as of April 27, 2011, may continue to invest in the Fund, including through the reinvestment of dividends and capital gains distributions.

Effective April 30, 2011, Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen, changed its name to Nuveen Securities, LLC.

Effective May 31, 2011, Municipal Bond 2 is no longer required to invest 50% of its net assets in Florida municipal bonds. In addition, the Fund’s name changed from Nuveen Florida Preference Municipal Bond Fund to Nuveen Municipal Bond Fund 2.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, state and, in some cases, local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax, and with the exception of Municipal Bond 2, its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Sub-Adviser to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of

68	Nuveen Investments

investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At May 31, 2011, Virginia had outstanding when-issued/delayed delivery purchase commitments of $482,226. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares are sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues

Nuveen Investments	69

Notes to Financial Statements (continued)

floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the fiscal year ended May 31, 2011, the Funds did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the fiscal year ended May 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

70	Nuveen Investments

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of May 31, 2011:

Municipal Bond 2	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$155,236,458	$—	$155,236,458

Maryland	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$163,370,781	$214,978	$163,585,759

Pennsylvania	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$251,320,061	$—	$251,320,061

Virginia	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$369,341,711	$—	$369,341,711

Nuveen Investments	71

Notes to Financial Statements (continued)

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Maryland Level 3 Municipal Bonds	Virginia Level 3 Municipal Bonds
Balance at the beginning of year	$273,945	$4,368,377
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	(4,051)	556,623
Purchases at cost	—	—
Sales at proceeds	(55,000)	(4,925,000)
Net discounts (premiums)	84	—
Transfers into	—	—
Transfers out of	—	—
Balance at the end of year	$214,978	$—
Net change in unrealized appreciation (depreciation) during the year of Level 3 securities held as of May 31, 2011	$(4,051)	$—

During the fiscal year ended May 31, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the fiscal year ended May 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Municipal Bond 2
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	336,866	$3,182,245	693,430	$6,536,804
Class A – automatic conversion of Class B Shares	77,758	736,945	88,253	806,398
Class B	643	6,069	2,993	28,481
Class C	175,581	1,659,923	223,869	2,088,349
Class I	257,041	2,448,979	321,285	3,026,738
Shares issued to shareholders due to reinvestment of distributions:
Class A	268,231	2,527,911	283,410	2,652,667
Class B	6,844	64,747	12,112	113,387
Class C	38,376	360,806	41,576	388,504
Class I	149,418	1,408,175	153,245	1,432,495
	1,310,758	12,395,800	1,820,173	17,073,823
Shares redeemed:
Class A	(1,775,371)	(16,642,846)	(2,167,533)	(20,377,800)
Class B	(160,126)	(1,499,068)	(240,464)	(2,260,685)
Class B – automatic conversion to Class A Shares	(77,780)	(736,945)	(88,274)	(806,398)
Class C	(345,503)	(3,204,720)	(384,059)	(3,617,044)
Class I	(1,124,063)	(10,522,712)	(843,213)	(7,929,958)
	(3,482,843)	(32,606,291)	(3,723,543)	(34,991,885)
Net increase (decrease)	(2,172,085)	$(20,210,491)	(1,903,370)	$(17,918,062)

72	Nuveen Investments

	Maryland
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	937,679	$9,867,830	1,483,654	$15,547,909
Class A – automatic conversion of Class B Shares	16,592	172,179	145,815	1,496,465
Class B	968	10,247	4,879	51,535
Class C	670,347	7,134,157	1,166,239	12,188,905
Class I	691,835	7,313,505	1,248,737	13,121,300
Shares issued to shareholders due to reinvestment of distributions:
Class A	171,766	1,808,496	165,522	1,736,657
Class B	5,795	61,186	8,872	92,991
Class C	71,748	753,351	62,215	652,097
Class I	123,493	1,303,234	135,005	1,417,812
	2,690,223	28,424,185	4,420,938	46,305,671
Shares redeemed:
Class A	(1,754,678)	(18,244,695)	(870,153)	(9,097,992)
Class B	(138,014)	(1,459,298)	(126,909)	(1,329,477)
Class B – automatic conversion to Class A Shares	(16,580)	(172,179)	(145,673)	(1,496,465)
Class C	(951,087)	(9,808,709)	(380,437)	(4,001,974)
Class I	(854,723)	(8,893,212)	(711,286)	(7,489,533)
	(3,715,082)	(38,578,093)	(2,234,458)	(23,415,441)
Net increase (decrease)	(1,024,859)	$(10,153,908)	2,186,480	$22,890,230

	Pennsylvania
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,527,248	$15,670,707	2,144,970	$22,122,970
Class A – automatic conversion of Class B Shares	69,404	721,257	31,553	322,440
Class B	20,954	223,981	1,042	10,775
Class C	686,976	7,149,415	1,004,970	10,364,302
Class I	2,129,698	22,042,647	2,383,466	24,533,027
Shares issued to shareholders due to reinvestment of distributions:
Class A	210,066	2,175,223	200,355	2,071,282
Class B	5,952	61,702	8,251	85,123
Class C	84,446	869,140	73,125	752,907
Class I	194,139	2,003,684	182,277	1,875,364
	4,928,883	50,917,756	6,030,009	62,138,190
Shares redeemed:
Class A	(2,218,571)	(22,741,147)	(1,061,306)	(10,974,039)
Class B	(87,826)	(903,142)	(121,062)	(1,245,298)
Class B – automatic conversion to Class A Shares	(69,367)	(721,257)	(31,548)	(322,440)
Class C	(691,475)	(7,008,201)	(440,382)	(4,533,543)
Class I	(3,214,513)	(32,742,645)	(1,986,254)	(20,409,844)
	(6,281,752)	(64,116,392)	(3,640,552)	(37,485,164)
Net increase (decrease)	(1,352,869)	$(13,198,636)	2,389,457	$24,653,026

Nuveen Investments	73

Notes to Financial Statements (continued)

	Virginia
	Year Ended 5/31/11		Year Ended 5/31/10
	Shares	Amount	Shares	Amount
Shares sold:
Class A	2,851,498	$30,456,124	2,921,508	$30,861,832
Class A – automatic conversion of Class B Shares	112,241	1,209,303	162,553	1,707,906
Class B	4,661	50,301	8,414	86,064
Class C	1,152,059	12,457,533	989,962	10,542,684
Class I	2,333,654	24,911,709	2,983,673	31,571,155
Shares issued to shareholders due to reinvestment of distributions:
Class A	398,821	4,274,715	390,209	4,160,050
Class B	10,991	117,795	15,842	167,999
Class C	104,870	1,121,750	82,988	884,646
Class I	235,538	2,513,553	211,223	2,239,445
	7,204,333	77,112,783	7,766,372	82,221,781
Shares redeemed:
Class A	(3,340,030)	(35,425,626)	(2,434,327)	(25,740,862)
Class B	(168,301)	(1,794,079)	(202,229)	(2,138,522)
Class B – automatic conversion to Class A Shares	(112,652)	(1,209,303)	(163,156)	(1,707,906)
Class C	(851,203)	(9,028,118)	(406,904)	(4,315,940)
Class I	(2,323,515)	(24,442,933)	(2,519,483)	(26,286,438)
	(6,795,701)	(71,900,059)	(5,726,099)	(60,189,668)
Net increase (decrease)	408,632	$5,212,724	2,040,273	$22,032,113

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the fiscal year ended May 31, 2011, were as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Purchases	$7,567,659	$16,371,460	$16,956,829	$40,930,851
Sales and maturities	28,073,105	20,857,638	28,318,529	29,127,343

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At May 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Cost of investments	$154,262,378	$163,288,750	$249,347,021	$369,307,227
Gross unrealized:
Appreciation	$5,832,757	$5,721,397	$8,056,619	$11,447,380
Depreciation	(4,858,677)	(5,424,388)	(6,083,579)	(11,412,896)
Net unrealized appreciation (depreciation) of investments	$974,080	$297,009	$1,973,040	$34,484

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2011, the Funds’ tax year-end, as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Capital paid-in	$1,504	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(18,586)	(263)	(27,218)	(1,527)
Accumulated net realized gain (loss)	17,082	263	27,218	1,527

74	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ tax year end, were as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$781,748	$915,434	$1,533,058	$1,805,553
Undistributed net ordinary income**	16,920	6,092	109,389	10,342
Undistributed net long-term capital gains	—	214,369	—	450,295
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2011 through May 31, 2011, and paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended May 31, 2011 and May 31, 2010, was designated for purposes of the dividends paid deduction as follows:

2011	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income***	$8,058,374	$7,164,102	$11,258,819	$15,869,357
Distributions from net ordinary income**	—	—	—	171,029
Distributions from net long-term capital gains****	—	—	—	183,842

2010	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$8,781,722	$6,544,839	$10,616,481	$14,647,432
Distributions from net ordinary income**	—	—	—	446,703
Distributions from net long-term capital gains	—	305,524	—	158,016
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the fiscal year ended May 31, 2011, as Exempt Interest Dividends.
****	The Funds designate as a long-term capital gain dividend, pursuant to Internal Revenue Code 852(b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended May 31, 2011.

At May 31, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Municipal Bond 2	Pennsylvania
Expiration:
May 31, 2012	$9,145,046	$—
May 31, 2013	1,289,937	—
May 31, 2016	189,437	—
May 31, 2017	394,228	—
May 31, 2018	14,072,619	399,976
Total	$25,091,267	$399,976

During the tax year ended May 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Municipal Bond 2	Maryland	Pennsylvania
Utilized capital loss carryforwards	$384,957	$17,791	$665,507

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer post-October losses as follows:

	Municipal Bond 2	Pennsylvania
Post-October capital losses	$112,752	$437,992

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Nuveen Investments	75

Notes to Financial Statements (continued)

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of May 31, 2011, the complex-level fee rate for each of these Funds was .1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the fiscal year ended May 31, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Sales charges collected (Unaudited)	$38,709	$115,802	$98,071	$301,588
Paid to financial intermediaries (Unaudited)	33,228	103,171	85,623	269,539

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the fiscal year ended May 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Commission advances (Unaudited)	$12,815	$93,394	$71,015	$197,330

76	Nuveen Investments

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the fiscal year ended May 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
12b-1 fees retained (Unaudited)	$38,164	$100,302	$85,404	$135,946

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the fiscal year ended May 31, 2011, as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
CDSC retained (Unaudited)	$2,868	$6,384	$5,374	$22,845

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	77

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; member of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

78	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Trustee
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004), Chicago Fellowship Board (since 2005) and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisers Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245

Nuveen Investments	79

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

80	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Investments (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

Nuveen Investments	81

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Funds, including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), are responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Fund Adviser’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes

82	Nuveen Investments

thereto, organization and history, assets under management, Fund objectives and mandate, the investment teams’ philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Funds will vary depending on when such shareholder invests in the applicable Fund, the class held (if multiple classes are offered) and the performance of the Fund (or respective class) during that shareholder’s investment period. With respect to any Funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such Funds closely and considers any steps necessary or appropriate to address such issues.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that (a) the Nuveen Pennsylvania Municipal Bond Fund, Nuveen Virginia Municipal Bond Fund and Nuveen Maryland Municipal Bond Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and (b) the Nuveen Municipal Bond Fund 2 (formerly the Nuveen Florida Preference Municipal Bond Fund) lagged its peers somewhat in the longer three- to five-year periods, but its performance had improved in the recent one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; the timing of information used; and differences in the states reflected in the Peer Universe or Peer Group may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers, including for each of the Funds.

Nuveen Investments	83

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group. The Independent Board Members noted that each of the Funds had net management fees slightly higher or higher than the peer average but a net expense ratio below or in line with the peer average.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits the Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component

84	Nuveen Investments

and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether each Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	85

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Maryland Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Fund category. The Lipper Maryland Municipal Debt Funds Average contained 36, 28 and 23 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011.

Lipper Other States Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Other States Municipal Debt Fund category. The Lipper Other States Municipal Debt Funds Average contained 144, 137 and 123 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011. Shareholders should note that the performance of the Lipper Other States Average represents the overall average of returns for funds from ten different states with a wide variety of municipal market conditions, making direct comparisons less meaningful.

Lipper Pennsylvania Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Fund category. The Lipper Pennsylvania Municipal Debt Funds Average contained 59, 49 and 48 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011.

Lipper Virginia Municipal Debt Funds Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Fund category. The Lipper Virginia Municipal Debt Funds Average contained 31, 25 and 24 funds for the 1-year, 5-year and 10-year periods, respectively, ended May 31, 2011.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Florida Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Florida municipal bond market.

Standard & Poor’s (S&P) Maryland Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market.

Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market.

Standard & Poor’s (S&P) Virginia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

86	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	87

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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It only takes a minute to sign up for e-Reports. Once enrolled, you’ll receive an e-mail as soon as your Nuveen Fund information is ready — no more waiting for delivery by regular mail. Just click on the link within the e-mail to see the report and save it on your computer if you wish.

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-MS1-0511D

Mutual Funds

Nuveen Municipal Bond Funds

(formerly First American Tax Free Income Funds)

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Annual Report

April 30, 2011

Share Class / Ticker Symbol

Fund	Class A	Class C1	Class I
Nuveen Intermediate Tax Free Fund	FAMBX	FMBCX	FMBIX
Nuveen Short Tax Free Fund	FSHAX	—	FSHYX
Nuveen Tax Free Fund	FJNTX	FJCTX	FYNTX

INVESTMENT ADVISER NAME CHANGE

Effective January 1, 2011, Nuveen Asset Management, LLC, the Funds’ investment adviser, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors”). Concurrently, Nuveen Fund Advisors formed a wholly-owned subsidiary, Nuveen Asset Management, LLC, to house its portfolio management capabilities.

NUVEEN INVESTMENTS COMPLETES STRATEGIC COMBINATION WITH FAF ADVISORS

On December 31, 2010, Nuveen Investments completed the strategic combination between Nuveen Asset Management, LLC, the largest investment affiliate of Nuveen Investments, and FAF Advisors. As part of this transaction, U.S. Bancorp — the parent of FAF Advisors — received cash consideration and a 9.5% stake in Nuveen Investments in exchange for the long-term investment business of FAF Advisors, including investment-management responsibilities for the non-money market mutual funds of the First American Funds family.

The approximately $27 billion of mutual fund and institutional assets managed by FAF Advisors, along with the investment professionals managing these assets and other key personnel, have become part of Nuveen Asset Management, LLC. With these additions to Nuveen Asset Management, LLC, this affiliate now manages more than $100 billion of assets across a broad range of strategies from municipal and taxable fixed income to traditional and specialized equity investments.

This combination does not affect the investment objectives or strategies of the Funds in this report. Over time, Nuveen Investments expects that the combination will provide even more ways to meet the needs of investors who work with financial advisors and consultants by enhancing the multi-boutique model of Nuveen Investments, which also includes highly respected investment teams at HydePark, NWQ Investment Management, Santa Barbara Asset Management, Symphony Asset Management, Tradewinds Global Investors and Winslow Capital. Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

In 2010, the global economy recorded another year of recovery from the financial and economic crises of 2008, but many of the factors that caused the downturn still weigh on the prospects for continued improvement. In the U.S., ongoing weakness in housing values has put pressure on homeowners and mortgage lenders. Similarly, the strong earnings recovery for corporations and banks is only slowly being translated into increased hiring or more active lending. Globally, deleveraging by private and public borrowers has inhibited economic growth and that process is far from complete.

Encouragingly, constructive actions are being taken by governments around the world to deal with economic issues. In the U.S., the recent passage of a stimulatory tax bill relieved some of the pressure on the Federal Reserve to promote economic expansion through quantitative easing and offers the promise of sustained economic growth. A number of

European governments are undertaking programs that could significantly reduce their budget deficits. Governments across the emerging markets are implementing various steps to deal with global capital flows without undermining international trade and investment.

The success of these government actions could determine whether 2011 brings further economic recovery and financial market progress. One risk associated with the extraordinary efforts to strengthen U.S. economic growth is that the debt of the U.S.

government will continue to grow to unprecedented levels. Another risk is that over time there could be inflationary pressures on asset values in the U.S. and abroad, because what happens in the U.S. impacts the rest of the world economy. Also, these various actions are being taken in a setting of heightened global economic uncertainty, primarily about the supplies of energy and other critical commodities. In this challenging environment, your

Nuveen investment team continues to seek sustainable investment opportunities and to remain alert to potential risks in a recovery still facing many headwinds. On your behalf, we monitor their activities to assure they maintain their investment disciplines.

As you will note elsewhere in this report, on December 31, 2010, Nuveen Investments completed a strategic combination with FAF Advisors, Inc., the manager of the First

American Funds. The combination adds highly respected and distinct investment teams to meet the needs of investors and their advisors and is designed to benefit all fund shareholders by creating a fund organization with the potential for further economies of scale and the ability to draw from even greater talent and expertise to meet those investor needs.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund

Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

June 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Any reference to credit ratings for portfolio holdings denotes the highest rating assigned by a Nationally Recognized Statistical Rating Organization (NRSRO) such as Standard & Poor’s (S&P), Moody’s or Fitch. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC C, and D ratings are below investment grade. Holdings and ratings may change over time.

Nuveen Intermediate Tax Free Fund

(formerly known as First American Intermediate Tax Free Fund)

Nuveen Short Tax Free Fund

(formerly known as First American Short Tax Free Fund)

Nuveen Tax Free Fund

(formerly known as First American Tax Free Fund)

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Recently, the Nuveen Intermediate Tax Free Fund, the Nuveen Short Tax Free Fund and the Nuveen Tax Free Fund changed their fiscal year ends to April 30. As a result, this annual report covers a ten-month period.

Portfolio managers Paul Brennan, Christopher Drahn and Douglas White examine economic and municipal market conditions, key investment strategies and the Funds’ performance during the ten months ending April 30, 2011. For the Nuveen Intermediate Tax Free Fund, Paul Brennan, CFA, CPA, who has 20 years of investment experience, assumed portfolio management responsibilities from Chris Drahn in January 2011. Chris had managed the Fund from 1994 through December 2010. For the Nuveen Short Tax Free Fund, Chris Drahn, CFA, with 31 years of investment experience, has been a co-manager on the Fund since 2002. He assumed primary responsibility for the Fund in January 2011. For the Nuveen Tax Free Fund, Doug White, CFA, with 28 years of investment experience, has been a manager on the Fund since 2001. He assumed sole responsibility for the Fund in January 2011.

What factors affected the U.S. economy and municipal market during the ten-month reporting period ended April 30, 2011?

During this period, the U.S. economy demonstrated some signs of improvement, supported by the efforts of both the Federal Reserve (Fed) and the federal government. For its part, the Fed continued to hold the benchmark fed funds rate in a target range of zero to 0.25% since cutting it to this record low level in December 2008. At its April 2011 meeting, the central bank renewed its commitment to keeping the fed funds rate at “exceptionally low levels” for an “extended period.” The Fed also left unchanged its second round of quantitative easing, which calls for purchasing $600 billion in longer-term U.S. Treasury bonds by June 30, 2011. The goal of this plan is to lower long-term interest rates and thereby stimulate economic activity and create jobs. The federal government continued to focus on implementing the economic stimulus package passed in early 2009 aimed at providing job creation, tax relief, fiscal assistance to state and local governments, and expansion of unemployment benefits and other federal social welfare programs.

Nuveen Investments	5

In the first quarter of 2011, the U.S. economy, as measured by the U.S. gross domestic product (GDP), grew at an annualized rate of 1.8%, marking the seventh consecutive quarter of positive growth. The employment picture was somewhat improved, with the national jobless rate registering 9.0% in April 2011, down from 9.8% a year earlier. Inflation posted its largest twelve-month gain since October 2008, as the Consumer Price Index (CPI) rose 3.2% year-over-year as of April 2011, driven mainly by increased prices for energy. The core CPI (which excludes food and energy) increased 1.3% over this period. The housing market continued to be a major weak spot in the economy. For the twelve months ended March 2011 (most recent data available at the time this report was prepared), the average home price in the Standard & Poor’s (S&P)/Case-Shiller index of 20 major metropolitan areas lost 3.6%, with 12 of the 20 metropolitan areas hitting their lowest levels since housing prices peaked in 2006. As of April 2011, sales of new and existing homes fell 23.1% and 12.9%, respectively, from April 2010 levels.

The municipal bond market was affected by a significant decline in new tax-exempt issuance during this period. One reason for the decrease in new tax-exempt supply was the heavy issuance of taxable municipal debt under the Build America Bond (BAB) program, which was created as part of the American Recovery and Reinvestment Act of February 2009 and which expired December 31, 2010. Between the beginning of this reporting period on May 1, 2010, and the end of the BAB program, taxable Build America Bond issuance totaled $83.9 billion, accounting for 28% of new bonds issued in the municipal market.

After rallying strongly over most of the period, the municipal market suffered a reversal in mid-November 2010, due largely to investor concerns about inflation, the federal deficit, and deficit’s impact on demand for U.S. Treasury securities. Adding to this market pressure was media coverage of the strained finances of many state and local governments. As a result, money began to flow out of municipal bond funds, as yields rose and valuations declined. Toward the end of this period, we saw the environment in the municipal market improve, as some buyers were attracted by municipal bond valuations and yields, resulting in declining yields, and rising valuations.

Over the ten-month period ended April 30, 2011, municipal bond issuance nationwide —both tax-exempt and taxable — totaled $294 billion. Demand for municipal bonds was exceptionally strong during the majority of this period, especially from individual investors. For the first four months of 2011, municipal issuance nationwide was down 49% from the first four months of 2010. This decline reflects the heavy issuance of BABs at the end of 2010, as borrowers took advantage of the program’s favorable terms before its expiration.

How did the Funds perform during the ten-month period ended April 30, 2011?

The tables in the Fund Performance section of this report provide total return performance information for the ten-month, one-year, five-year, ten-year and since inception periods ending April 30, 2011. Each Fund’s Class A Share total returns are compared with the performance of the appropriate Barclays Capital municipal bond index and Lipper peer fund average.

6	Nuveen Investments

What strategies were used to manage the Funds during the ten-month reporting period How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions. Going into the reporting period, we were generally comfortable with the Funds’ positionings and saw little need to make large-scale shifts to the Funds’ weightings.

Nuveen Intermediate Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) trailed the Barclays Capital 1-15 Year Blend Municipal Bond Index. However, the Fund outpaced the Lipper Intermediate Municipal Debt Funds Average.

As interest rates rose during the period, the municipal yield curve steepened with yields on ten-year and longer maturity bonds rising. However, rates went down for five- to seven-year maturities, causing the intermediate part of the yield curve to flatten versus the shortest part of the curve where yields were little changed. The Fund benefited from the flattening in the intermediate part of the curve as prices rose for these bonds, making them the best-performing maturities during the period. The Fund is focused on owning mostly intermediate maturity bonds in its portfolio.

In terms of credit quality, the Fund’s highest rated bonds outperformed, while many lower rated bonds did not perform well. Municipal bonds came under pressure during the period as intense media coverage of analysts predicting dramatic downgrades or defaults for state and local borrowers caused many retail investors to exit the marketplace. The lower rated areas of the market experienced a higher level of fund outflows, causing greater underperformance for those segments. Therefore, the Fund’s performance was slightly hindered by its overweighting in mid- and lower-grade credits, particularly A-rated and BBB-rated bonds.

In terms of sectors, the higher quality, tax-supported issues like state and local general obligation (GO) bonds were positive contributors during the ten-month period. Investors favored these sectors as the perceived credit quality of these borrowers and their revenue pledges were stronger.

The Fund’s duration, or sensitivity to interest rate movements, did not have much of a performance impact during the period. We kept the duration basically in line with the Barclays Capital benchmark and did not make any major strategic changes to it. Throughout the period, we continued to structure the Fund’s portfolio using mostly intermediate-term securities. The portfolio maintained an overall average maturity in the eight- to nine-year range, similar to the benchmark.

As in all types of market environments, our ongoing focus is to use fundamental credit research to find attractively valued bonds backed by financially solid issuers. We combine this bottom-up investing approach of seeking value where we can find it with top-down macro risk management. We didn’t make any major strategic changes to the Fund’s sector weightings during the period; however, we did make a few minor adjustments as

Nuveen Investments	7

we found attractive individual opportunities in select categories. After the Fund experienced some bond redemptions in the GO sector, we used those proceeds to invest opportunistically in several other sectors including hospitals, appropriation and other revenue bonds. Also, we used the underperformance in tobacco settlement bonds as an opportunity to add more exposure to that sector.

We maintained the Fund’s emphasis on middle tier credits, and to a lesser extent lower tier credits, which we have done historically due to the yield premiums and manageable credit risk we believe these positions represent. We didn’t agree with the forecasts of massive defaults and downgrades, and looked at the sell-off in the lower grade areas as an opportunity to add select credits to the Fund’s portfolio. However, these additions didn’t dramatically change the Fund’s overall credit quality profile during the period.

There were downgrades of two bond insurers during this time frame, which brought several of the Fund’s bonds down one rating category. These downgrades did not affect the Fund’s performance and only slightly impacted the overall credit quality of the portfolio.

Nuveen Short Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) trailed the Barclays Capital 3-Year Municipal Bond Index. However, the Fund outpaced the Lipper Short Municipal Debt Funds Average.

As interest rates rose during the period, the municipal yield curve steepened with yields on ten-year and longer maturity bonds rising. However, rates went down for five- to seven-year maturities, causing that part of the yield curve to flatten versus the shortest part of the curve where yields were little changed. With the flattening in the middle part of the curve, intermediate bonds were the best-performing area during the period. In this environment, the Fund’s maturity structure proved beneficial to its relative performance. Because of the steep yield curve, we structured the Fund with a significant weighting in very short-term bonds maturing in less than a year combined with a number of bonds with maturities spread out across the five- to ten-year maturity spectrum in order to pick up extra yield. In comparison, the Barclays Capital benchmark is primarily comprised of bonds with maturities between two and four years. The Fund’s longer maturities balanced out the very short maturity and cash positions so that the portfolio still had an overall average maturity of approximately three years, similar to the benchmark. This strategy benefited relative performance during the period as the Fund’s five- to ten-year bonds, with their higher yields and mostly positive price movements, outperformed two- to four-year bonds. However, the Fund’s short-term and cash equivalent holdings, which served as a counter-balance to the longer weightings, provided very small returns during the period.

The Fund was rewarded for its slight overweighting in mid-grade credits, particularly A-rated and BBB-rated bonds, which generally outperformed higher quality bonds. These holdings benefited from their meaningful yield advantages and, in some cases, credit spread tightening.

In terms of sectors, the Fund’s relative performance benefited from its significant overweight versus the index in health care and continuing care retirement communities

8	Nuveen Investments

bonds as these areas outperformed the national market overall. In the health care segment, the Fund’s hospital bonds in the shorter maturity ranges performed very well. Within the retirement care communities sector, the Fund owned a number of non-rated bonds with relatively short maturities, relatively strong yields and stable prices. The Fund’s performance was negatively impacted by a state of New Jersey transportation appropriation bond. The state’s bonds suffered as New Jersey’s budgetary problems dragged on and perceptions of its relative credit quality caused some widening of credit spreads.

We did not make any major strategic changes to the Fund’s duration, or sensitivity to interest rate movements, keeping it basically in line with the Barclays Capital benchmark’s duration. Therefore, it did not have much of a performance impact during the period.

As in all types of market environments, our ongoing focus was to use fundamental credit research to find attractively valued bonds backed by financially solid issuers. We combined this bottom-up investing approach of seeking value where we can find it with top-down macro risk management. We made a few minor adjustments to the Fund in light of market events. Overall, we cautiously reallocated some of the portfolio’s weighting out of cash equivalent investments and into modestly longer maturities. We also added slightly to the A-rated category.

With the continued steepness in the yield curve, we maintained the Fund’s structure with substantial weightings in short-term securities, counter-balanced with a number of bonds spread across the five- to ten-year maturity range. We also maintained the Fund’s emphasis on mid-quality credits, as well as health care bonds, which we have done historically due to the beneficial income attributes and manageable credit risk we believe these positions represent.

Nuveen Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) trailed the Barclays Capital Municipal Bond Index for the ten-month period. However, the Fund outpaced the Lipper General Municipal Debt Funds Average over this timeframe.

As interest rates rose during the period, the municipal yield curve steepened again with yields on ten-year and longer maturity bonds rising. As has historically often been the case, the Fund had an overweight in the longest maturity bonds, 20 years and beyond. Despite the yield curve steepening, this overweight in the longest bonds had a positive impact on the Fund’s relative performance, due largely to their incremental income contribution. Between seven and 20 years, the portfolio was relatively evenly weighted across the maturity spectrum. Yields at the short end of the curve, zero to ten years, were little changed during the period. The Fund continued to be structured with very few holdings in bonds with maturities of seven years and under. However, the holdings the Fund did have in that segment had a negative impact on performance relative to the index.

Credit spreads were mixed during the ten-month period. Compared with the Barclays Capital index, the Fund’s overweighting in A-, BBB- and non-rated bonds helped its performance. In particular, the Fund’s positions in non-rated bonds benefited results as the index has no weighting in this segment.

Nuveen Investments	9

Certain higher quality bonds were negative contributors during the ten-month period. Both the Fund’s pre-refunded sector (the highest quality bonds because they are usually Treasury-backed municipal bonds) and its state general obligation (GO) bond sector underperformed. Even though the Fund had underweight positions in both pre-refunded bonds and state GOs, these areas still negatively affected performance versus the index.

The Fund’s relative performance benefited from several other sectors, including its significant overweight versus the index in health care (both hospitals and retirement care communities). Because hospitals were among the few issuers ineligible to use the BAB program, they benefited from increased demand from portfolio managers who wanted exposure to the sector. Also, security selection was strong in the health care sector, with many individual holdings performing well. The Fund was also rewarded for overweights in the corporate-backed sector, including industrial development and pollution control revenue bonds. Corporate-backed bonds performed well as tends to be the case when equity markets and taxable corporate bond markets rally based on an outlook for economic recovery. The transportation sector, particularly airports, had a modestly positive impact on the Fund’s performance as well.

Given the steepness of the yield curve, we kept the Fund’s duration or sensitivity to interest-rate movements longer than its benchmark throughout the ten-month period, which generally benefited the Fund’s performance versus the index. We did not make any strategic changes to duration; however, it did get slightly longer due to trading activity. We maintained the portfolio’s generally laddered structure from eight out to approximately 20 years and its overweighting in 20- to 30-year maturities. We added several holdings at the long end because we thought there were attractive opportunities in these bonds. The continued steepness of the yield curve made the values we were seeing in longer maturities that much more attractive.

We maintained an emphasis on mid-quality bonds, which we have done historically due to the value these positions have represented. The Fund continued to see downgrades among some of its bond insurers, which brought several of the Fund’s AA-rated bonds down to an A credit quality rating. However, we do not believe this negatively impacted the overall credit quality of the portfolio.

As in all types of market environments, our main focus was on using fundamental credit research to find attractively valued bonds backed by financially solid issuers. We made a few minor adjustments to the Fund in light of market events. Because industrial revenue bonds and other types of corporate-backed securities had performed so well, we decided to sell some of the Fund’s positions in that segment and reallocate to other areas of the market. We also selectively reduced the Fund’s weightings in higher quality GO bonds and some of the Fund’s AAA-rated bonds. We invested the proceeds in sectors that we believed provided value for our shareholders. For example, we found a couple of attractive opportunities in the hospital sector and added them to the portfolio during the period. The Fund is now close to its maximum weight in hospitals. We also added positions in airports, higher education and other miscellaneous revenue sectors.

As is typical, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings that we can obtain full prices for and replace them with bonds

10	Nuveen Investments

that we believe have more attractive long-term values. These tactical trades usually take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us attractive prices for bonds that we own.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. Market interest rate changes will cause the value of debt securities (and the value of shares of funds that invest in them) to fluctuate, and may also impact income over time. Credit risk refers to an issuer’s ability to make interest and principal payments when due.

Dividend Information

The Class A, Class C1 and Class I Shares of the Nuveen Intermediate Tax Free Fund had a dividend reduction in March 2011. The Class A and Class I Shares of the Nuveen Short Tax Free Fund experienced a dividend increase in March 2011. The Class A, Class C1 and Class I Shares of the Nuveen Tax Free Fund had a dividend reduction in March 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of April 30, 2011, all three Funds had positive UNII balances for both tax purposes and financial reporting purposes.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and benchmark return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses but exclude interest expense on self-deposited inverse floaters held by the Funds, if any.

12	Nuveen Investments

Nuveen Intermediate Tax Free Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual

	10-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.00%	2.98%	4.41%	4.39%
Class A Shares at Offer	-1.08%	-0.15%	3.78%	4.07%
Barclays Capital 1-15 Year Blend Municipal Bond Index***	2.37%	3.33%	5.01%	N/A
Lipper Intermediate Municipal Debt Funds Average***	1.96%	2.68%	3.91%	4.01%

Class I Shares	2.08%	3.07%	4.49%	4.50%

	Cumulative	Average Annual

	10-Month	1-Year	Since Inception**
Class C1 Shares	1.61%	2.48%	3.77%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	2.43%	4.07%	4.13%
Class A Shares at Offer	-0.61%	3.44%	3.81%
Class I Shares	2.51%	4.14%	4.23%

	Average Annual

	1-Year	Since Inception**
Class C1 Shares	1.92%	2.91%

Class A Shares have a maximum 3.00% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.85%	0.76%
Class C1	1.30%	1.30%
Class I	0.65%	0.65%

The investment adviser has contractually agreed to reimburse Class A Share 12b-1 fees through March 31, 2012 to the extent necessary so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.75% for Class A Shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the fund’s Board of Directors. In addition, the fund’s distributor has contractually agreed to limit its Class A Share 12b-1 fees to 0.15% of average daily net assets.

Growth of an Assumed $10,000 Investment as of April 30, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Ten-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class C1 Shares are from 10/28/09.

***	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Short Tax Free Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual

	10-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	1.41%	1.88%	3.11%	2.63%
Class A Shares at Offer	-1.17%	-0.71%	2.58%	2.32%
Barclays Capital 3-Year Municipal Bond Index***	1.59%	2.32%	4.43%	3.84%
Lipper Short Municipal Debt Funds Average***	1.04%	1.42%	2.56%	2.62%

Class I Shares	1.54%	2.04%	3.26%	2.78%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	Since Inception**
Class A Shares at NAV	1.56%	3.02%	2.58%
Class A Shares at Offer	-0.94%	2.49%	2.27%
Class I Shares	1.71%	3.17%	2.73%

Class A Shares have a maximum 2.50% sales charge. Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios
Class A	0.76%
Class I	0.56%

Growth of an Assumed $10,000 Investment as of April 30, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Ten-month returns are cumulative; all other returns are annualized.

**	Since inception returns are from 10/25/02.

***	Refer to the Glossary of Terms Used in the Report for definitions.

14	Nuveen Investments

Nuveen Tax Free Fund

Fund Performance

Average Annual Total Returns as of April 30, 2011*

	Cumulative	Average Annual

	10-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	0.98%	2.27%	3.79%	4.57%
Class A Shares at Offer	-3.31%	-2.00%	2.90%	4.13%
Barclays Capital Municipal Bond Index***	1.38%	2.20%	4.52%	4.96%
Lipper General Municipal Debt Funds Average***	0.30%	0.80%	2.89%	3.38%

Class I Shares	1.07%	2.37%	3.88%	4.76%

	Cumulative	Average Annual

	10-Month	1-Year	5-Year	Since Inception**
Class C1 Shares	0.43%	1.62%	3.21%	3.87%

Latest Calendar Quarter – Average Annual Total Returns as of March 31, 2011

	Average Annual

	1-Year	5-Year	10-Year
Class A Shares at NAV	1.33%	3.32%	4.21%
Class A Shares at Offer	-2.93%	2.44%	3.77%
Class I Shares	1.41%	3.43%	4.41%

	Average Annual

	1-Year	5-Year	Since Inception**
Class C1 Shares	0.76%	2.76%	3.68%

Class A Shares have a maximum 4.20% sales charge. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than one year, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios

Share Class	Gross Expense Ratios	Net Expense Ratios
Class A	0.87%	0.76%
Class C1	1.32%	1.32%
Class I	0.67%	0.67%

The investment adviser has agreed to reimburse Class A Share 12b-1 fees through March 31, 2012 to the extent necessary so that total annual fund operating expenses, after fee waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed 0.75% for Class A Shares. Fee waivers and/or expense reimbursements will not be terminated prior to that time without the approval of the fund’s Board of Directors.

Growth of an Assumed $10,000 Investment as of April 30, 2011 – Class A Shares

The graphs do not reflect the deduction of taxes, such as state and local income taxes or capital gains taxes, that a shareholder may pay on Fund distributions or the redemption of Fund shares.

*	Ten-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class C1 Shares are from 9/24/01.

***	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	15

Yields (Unaudited) as of April 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. The 30-Day Yield is computed under the same formula but is based on the net asset value (NAV) per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

The SEC 30-Day Yield and Taxable-Equivalent Yield on A Shares at NAV applies only to A Shares purchased at no-load pursuant to the Fund’s policy permitting waiver of the A Share load in certain specified circumstances.

Nuveen Intermediate Tax Free Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	3.73%	3.09%	—	4.29%
Class A Shares at Offer	3.62%	—	2.99%	4.15%
Class C1 Shares	3.27%	—	2.54%	3.53%
Class I Shares	3.91%	—	3.18%	4.42%

Nuveen Short Tax Free Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	1.74%	1.52%	—	2.11%
Class A Shares at Offer	1.70%	—	1.48%	2.06%
Class I Shares	1.92%	—	1.76%	2.44%

Nuveen Tax Free Fund

	Dividend Yield	30-Day Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares at NAV	4.05%	4.51%	—	6.26%
Class A Shares at Offer	3.89%	—	4.32%	6.00%
Class C1 Shares	3.67%	—	3.93%	5.46%
Class I Shares	4.28%	—	4.57%	6.35%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 28.0%.

16	Nuveen Investments

Holding Summaries (Unaudited) as of April 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest of Standard & Poor’s Group, Moody’s Investor Service, Inc. or Fitch, Inc. AAA includes bonds with an implied AAA rating since they are backed by U.S. Government or agency securities. AAA, AA, A and BBB ratings are investment grade; BB, B, CCC, CC, C and D ratings are below-investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

Nuveen Intermediate Tax Free Fund

Bond Credit Quality1

Nuveen Short Tax Free Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	27.2%
Health Care	20.3%
Tax Obligation/Limited	11.8%
Education and Civic Organizations	11.6%
U.S. Guaranteed	9.3%
Long-Term Care	7.8%
Utilities	5.1%
Other	6.9%

Portfolio Composition[1]
Health Care	24.5%
Education and Civic Organizations	16.7%
Tax Obligation/Limited	16.1%
Tax Obligation/General	13.0%
Long-Term Care	9.4%
Transportation	7.0%
Other	13.3%

States/U.S. Territories[1]
Illinois	13.4%
California	11.0%
Texas	10.5%
Colorado	8.3%
Arizona	5.3%
Tennessee	4.4%
Washington	4.4%
Massachusetts	3.2%
Kansas	3.0%
Minnesota	2.6%
Florida	2.5%
North Carolina	2.5%
Pennsylvania	2.3%
Wisconsin	2.2%
Michigan	2.1%
Missouri	2.1%
Iowa	1.5%
Other	18.7%

States/U.S. Territories[1]
Florida	7.9%
Texas	7.4%
Minnesota	6.8%
California	6.7%
Virginia	5.0%
Arizona	4.6%
Colorado	4.4%
Pennsylvania	3.7%
Georgia	3.6%
Illinois	3.4%
Massachusetts	3.1%
Ohio	3.1%
Missouri	3.1%
Michigan	2.9%
Iowa	2.8%
New York	2.4%
New Jersey	2.4%
South Carolina	2.3%
Indiana	2.2%
Mississippi	2.2%
Kansas	2.1%
Other	17.9%

1	As a percentage of total municipal bonds as of April 30, 2011. Holdings are subject to change.

Nuveen Investments	17

Holding Summaries (Unaudited) as of April 30, 2011 (continued)

Nuveen Tax Free Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	24.6%
Long-Term Care	13.3%
Utilities	12.9%
Tax Obligation/General	10.9%
Education and Civic Organizations	10.6%
Tax Obligation/Limited	10.0%
Transportation	7.3%
Other	10.4%

States/U.S. Territories[1]
Texas	15.3%
Arizona	9.0%
California	8.1%
Illinois	7.8%
South Dakota	4.1%
Georgia	3.7%
Pennsylvania	3.5%
Colorado	3.3%
Minnesota	3.2%
Florida	2.8%
Michigan	2.8%
Indiana	2.6%
Oregon	2.6%
Washington	2.5%
Wisconsin	2.4%
Puerto Rico	2.4%
Massachusetts	2.0%
Tennessee	1.9%
Wyoming	1.7%
Other	18.3%

1	As a percentage of total municipal bonds as of April 30, 2011. Holdings are subject to change.

18	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Intermediate Tax Free Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$991.60	$989.00	$992.10	$1,021.08	$1,018.25	$1,021.47
Expenses Incurred During Period	$3.70	$6.51	$3.31	$3.76	$6.61	$3.36

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.32% and .67% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Short Tax Free Fund

			Hypothetical Performance
	Actual Performance		(5% annualized return before expenses)
	A Shares	I Shares	A Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$999.50	$1,000.40	$1,021.17	$1,022.07
Expenses Incurred During Period	$3.62	$2.73	$3.66	$2.76

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .73% and .55% for Classes A and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Tax Free Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (11/01/10)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (4/30/11)	$973.10	$969.60	$973.80	$1,021.08	$1,018.15	$1,021.37
Expenses Incurred During Period	$3.67	$6.54	$3.38	$3.76	$6.71	$3.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.34% and .69% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

Nuveen Investments	19

Shareholder Meeting Report (Unaudited)

A special meeting of shareholders was held in the offices of FAF Advisors, Inc. on December 17, 2010; at this meeting the shareholders were asked to vote on the election of Board Members, the approval of an Investment Advisory Agreement and the approval of an Investment Sub-Advisory Agreement.

	Nuveen Intermediate Tax-Free Fund	Nuveen Short Tax-Free Fund	Nuveen Tax-Free Fund
To approve an investment advisory agreement with Nuveen Asset Management and an investment sub-advisory agreement between Nuveen Asset Management and Nuveen Asset Management, LLC.
For	68,881,210	30,630,083	43,529,911
Against	90,068	1,258	56,995
Abstain	59,755	11,927	58,675
Broker Non-Votes	3,808,424	932,254	4,151,485
Total	72,839,457	31,575,522	47,797,066
Approval of the Board Members was reached as follows:

John P. Amboian
For	72,815,675	31,575,522	47,680,116
Withhold	23,782	—	116,950
Total	72,839,457	31,575,522	47,797,066
Robert P. Bremner
For	72,812,619	31,575,522	47,680,035
Withhold	26,838	—	117,031
Total	72,839,457	31,575,522	47,797,066
Jack B. Evans
For	72,809,678	31,575,522	47,687,836
Withhold	29,779	—	109,230
Total	72,839,457	31,575,522	47,797,066
William C. Hunter
For	72,809,678	31,575,522	47,680,035
Withhold	29,779	—	117,031
Total	72,839,457	31,575,522	47,797,066
David J. Kundert
For	72,812,619	31,575,522	47,680,035
Withhold	26,838	—	117,031
Total	72,839,457	31,575,522	47,797,066
William J. Schneider
For	72,812,619	31,575,522	47,678,611
Withhold	26,838	—	118,455
Total	72,839,457	31,575,522	47,797,066
Judith M. Stockdale
For	72,812,099	31,575,522	47,680,035
Withhold	27,358	—	117,031
Total	72,839,457	31,575,522	47,797,066
Carole E. Stone
For	72,812,099	31,575,522	47,680,035
Withhold	27,358	—	117,031
Total	72,839,457	31,575,522	47,797,066
Virginia L. Stringer
For	72,809,042	31,575,522	47,685,775
Withhold	30,415	—	111,291
Total	72,839,457	31,575,522	47,797,066
Terence J. Toth
For	72,815,675	31,575,522	47,678,611
Withhold	23,782	—	118,455
Total	72,839,457	31,575,522	47,797,066

20	Nuveen Investments

Report of

Independent Registered

Public Accounting Firm

The Board of Directors and Shareholders

Nuveen Intermediate Tax Free Fund (formerly known as First American Intermediate Tax Free Fund)

Nuveen Short Tax Free Fund (formerly known as First American Short Tax Free Fund)

Nuveen Tax Free Fund (formerly known as First American Tax Free Fund)

We have audited the accompanying statements of assets and liabilities, including the portfolios of investments, of Nuveen Intermediate Tax Free Fund (formerly known as First American Intermediate Tax Free Fund), Nuveen Short Tax Free Fund (formerly known as First American Short Tax Free Fund), and Nuveen Tax Free Fund (formerly known as First American Tax Free Fund) (the “Funds”) as of April 30, 2011, and the related statements of operations, changes in net assets, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Funds’ internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Funds’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of April 30, 2011, by correspondence with the custodian and brokers. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of Nuveen Intermediate Tax Free Fund (formerly known as First American Intermediate Tax Free Fund), Nuveen Short Tax Free Fund (formerly known as First American Short Tax Free Fund), and Nuveen Tax Free Fund (formerly known as First American Tax Free Fund) at April 30, 2011, and the results of their operations, the changes in their net assets, and the financial highlights for each of the periods indicated therein in conformity with U.S. generally accepted accounting principles.

Chicago, Illinois

June 24, 2011

Nuveen Investments	21

Portfolio of Investments

Nuveen Intermediate Tax Free Fund

(formerly known as First American Intermediate Tax Free Fund)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Municipal Bonds – 98.8%

	Alabama – 1.4%

	Anniston Regional Medical Center Board, Northeast Alabama Regional Medical Center Project (ETM)
$325	8.000%, 07/01/2011	$328,852

	Health Care Authority for Baptist Health, Series D
755	5.000%, 11/15/2015	793,535

	Huntsville Electric System (AGM)
1,130	4.000%, 12/01/2018	1,217,541

	Mobile, Series B
2,000	5.000%, 02/15/2020	2,174,620

	University of Alabama at Birmingham Hospital, Series A
1,500	5.000%, 09/01/2018	1,608,300
4,000	5.750%, 09/01/2022	4,283,480
9,710	Total Alabama	10,406,328
	Alaska – 0.0%

	Aleutians East Borough Project, Aleutian Pribilof Islands (ACA)
400	4.375%, 06/01/2015	365,388
	Arizona – 5.3%

	Arizona, Series A (AGM)
1,815	4.000%, 09/01/2017	1,852,135

	Arizona Board of Regents, Series B (AMBAC)
4,120	4.500%, 06/01/2018	4,350,555

	Arizona Game & Fish Department, Administration Building Project
150	4.500%, 07/01/2015	161,811

	Arizona Health Facilities Authority, The Terraces Project Series A (Pre-refunded 11/15/2013)
3,150	7.500%, 11/15/2023	3,633,116

	Coconino & Yavapai Counties Joint Unified School District #9, Sedona School Improvement Project of 2007, Series B
1,350	5.375%, 07/01/2028	1,419,566

	Gila County United School District #10, Payson School Improvement Project of 2006, Series A (AMBAC)
1,000	5.000%, 07/01/2016	1,111,060
1,050	5.000%, 07/01/2017	1,165,290

	Gilbert Public Facilities Municipal Property Corporation
6,000	5.500%, 07/01/2027	6,368,160

	Glendale Industrial Development Authority, Midwestern University
1,355	5.000%, 05/15/2021	1,424,390
2,000	5.000%, 05/15/2026	1,997,860

	Maricopa County School District #48, Scottsdale, Series B (AGM)
295	4.750%, 07/01/2018	344,218

	Maricopa County Unified School District #48, Scottsdale, Series B, (Pre-refunded 07/01/2016) (AGM)
290	4.750%, 07/01/2018	337,282
565	4.750%, 07/01/2018	615,725

	Phoenix Civic Improvement, Airport Series A
2,000	5.000%, 07/01/2022	2,093,480

	Phoenix Street & Highway User (ETM)
900	6.250%, 07/01/2011	908,316

	Pima County Sewer Revenue (AGM)
2,670	5.000%, 07/01/2024	2,820,641

	Pima County Unified School District #1, Tucson Project of 2004, Series C (FGIC) (NATL)
1,000	4.375%, 07/01/2018	1,075,450
1,000	4.500%, 07/01/2019	1,064,460

22	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Arizona (continued)

	Scottsdale Industrial Development Authority, Scottsdale Healthcare, Series A
$1,000	5.000%, 09/01/2020	$1,029,450

	Tempe Industrial Development Authority, Friendship Village Project, Series A
1,022	5.375%, 12/01/2013	973,046

	Tucson Airport Authority (AGM)
3,760	5.000%, 06/01/2013	4,064,823
36,492	Total Arizona	38,810,834
	Arkansas – 0.5%

	North Little Rock Health Facilities Board, Baptist Health Series B
1,000	5.750%, 12/01/2021	1,086,460

	University of Arkansas, Fayetteville, Series B (FGIC) (NATL)
1,000	4.500%, 11/01/2016	1,103,610

	Washington County Hospital, Regional Medical Center, Series B
1,145	5.000%, 02/01/2016	1,216,414
3,145	Arkansas – 0.5%	3,406,484
	California – 10.9%

	ABC Unified School District Series A (NATL)
1,565	4.900%, 02/01/2020	1,625,972

	Alameda Corridor Authority, Series A (AMBAC)
2,000	0.000%, 10/01/2014	1,704,320

	Apple Valley Redevelopment Agency, Tax Allocation, Project Area #2 (AMBAC)
920	4.500%, 06/01/2018	879,557

	Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Children’s Hospital Series A
1,525	4.500%, 12/01/2018	1,577,841

	Association of Bay Area Governments Finance Authority for Nonprofit Corporations, Elder Care Alliance (CMI)
335	4.500%, 08/15/2012	345,157
1,215	5.000%, 08/15/2017	1,247,283

	California
1,000	5.000%, 02/01/2016	1,057,640
2,000	5.000%, 02/01/2017	2,111,680
2,000	4.000%, 08/01/2017	2,145,500
245	5.000%, 11/01/2018	249,214
500	5.000%, 08/01/2019	545,130
1,500	5.000%, 02/01/2021	1,574,805
1,000	5.000%, 12/01/2023	1,040,450
500	5.125%, 04/01/2024	509,450

	California (Pre-refunded 11/01/2011)
15	5.000%, 11/01/2018	15,351

	California Department of Water Resources and Power Supply Series H (AGM)
1,000	5.000%, 05/01/2022	1,091,760

	California Economic Recovery, Series A
2,000	5.000%, 07/01/2020	2,248,580

	California Educational Facilities Authority, Lutheran University, Series C
1,000	5.000%, 10/01/2024	939,370

	California Health Facilities Financing Authority, Adventist Health Systems West, Series C
500	5.125%, 03/01/2020	522,840

	California Health Facilities Financing Authority, Children’s Hospital of Orange County, Series A
3,000	5.750%, 11/01/2018	3,265,500

	California Public Works Board, California State University Projects, Series B-1
1,400	5.375%, 03/01/2025	1,405,754

Nuveen Investments	23

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	California (continued)

	California Public Works Board, Trustees of the California State University, Series D
$2,245	6.000%, 04/01/2025	$2,364,030

	California Public Works Board, Various Capital Projects, Series G-1
5,000	5.250%, 10/01/2024	5,028,500

	California Statewide Communities Development Authority, Elder Care Alliance, Series A (ETM)
275	7.250%, 11/15/2011	285,241

	California Statewide Communities Development Authority, Health Facilities, Adventist Health, Series A
700	5.000%, 03/01/2030	643,797

	California Statewide Communities Development Authority, Henry Mayo Newhall Memorial Hospital Series B (AMBAC) (CMI)
1,000	5.200%, 10/01/2037	895,430

	California Statewide Communities Development Authority, Kaiser Permanente, Series C, Mandatory Put 06/01/2012 @ 100
1,230	3.850%, 11/01/2029	1,272,201

	California Statewide Communities Development Authority, Los Angeles Jewish Home (CMI)
1,210	5.000%, 11/15/2012	1,259,053

	California Statewide Communities Development Authority, Pollution Control, Southern California Edison Company, Series C, Mandatory Put 11/01/2016 @ 100 (FGIC)
500	4.250%, 11/01/2033	530,455

	Desert Sands Unified School District, Election of 2001
500	5.250%, 08/01/2023	539,840
2,000	5.000%, 08/01/2024	2,099,940

	Golden State Tobacco Securitization Series A (AGM)
2,100	4.550%, 06/01/2022	1,959,090

	Golden State Tobacco Securitization, California Tobacco Settlement, Series A-1
2,215	4.500%, 06/01/2027	1,662,513

	Grant Joint Union High School District, Election of 2006 (AGM)
1,300	0.000%, 08/01/2026	484,900

	Las Virgenes Unified School District, Election of 2006, Series B
2,015	0.000%, 08/01/2027	749,197

	Northern Inyo County Hospital District
1,000	6.000%, 12/01/2021	1,003,550

	Port Oakland, Series B (NATL)
1,470	5.000%, 11/01/2018	1,578,369

	Roseville Joint Union High School District, Series E
390	5.100%, 08/01/2019	395,581

	San Bernardino Community College District, Election of 2002, Series A
1,000	6.500%, 08/01/2027	1,140,140

	San Bernardino County Redevelopment Agency, Tax Allocation, San Sevaine Redevelopment Project Series A (RAAI)
575	5.000%, 09/01/2016	573,896

	San Mateo High School, Election of 2000, Series B (FGIC) (NATL)
1,000	0.000%, 09/01/2017	805,070

	Santa Ana Union School District, Election of 2008, Series A
1,000	5.250%, 08/01/2028	1,017,410

	Santa Monica Community College District, 2002 Election Series C (NATL)
2,000	0.000%, 08/01/2016	1,663,360

	Santa Paula Utility Authority, Water Revenue
2,510	5.000%, 02/01/2028	2,532,841
2,630	5.000%, 02/01/2029	2,648,357
2,765	5.000%, 02/01/2030	2,764,779

	South Bayside Waste Management, Shoreway Environmental, Series A
2,500	5.250%, 09/01/2024	2,553,650
1,200	6.250%, 09/01/2029	1,263,948

24	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	California (continued)

	Tulare Local Health Care District, Election 2005, Series B
$1,180	6.000%, 08/01/2022	$1,301,257
1,410	6.125%, 08/01/2023	1,561,406
1,585	6.250%, 08/01/2024	1,734,450
1,265	6.375%, 08/01/2025	1,379,659
500	6.500%, 08/01/2026	543,620

	Upland Community Redevelopment Agency Tax Allocation, Merged Project (AMBAC)
1,100	4.250%, 09/01/2026	861,531

	Victor Elementary School District, Series A (FGIC) (NATL)
2,030	0.000%, 08/01/2023	967,985

	Victor Valley High School, Election of 2008, Series A, Convertible CAB’s (AGC)
3,000	0.000% through 08/01/2019, thereafter 5.750%, 08/01/2019	1,735,410

	West Contra Costa Unified School District, Election of 2005, Series B
2,500	6.000%, 08/01/2025	2,703,300

	Whittier Public Finance Authority, Redevelopment Agency, Tax Allocation, Series A (AMBAC)
995	5.000%, 11/01/2021	941,031

	Woodland Financial Authority (SGI)
815	4.700%, 03/01/2019	846,891
83,930	Total California	80,394,832

	Colorado – 8.2%

	Adams & Arapahoe Counties School District, #28J, Aurora (STAID)
1,125	5.500%, 12/01/2021	1,304,820

	Adams County Pollution Control, Public Service Company Colorado Project, Series A (NATL)
5,000	4.375%, 09/01/2017	5,065,400

	Colorado
150	0.000%, 03/01/2014	144,005

	Colorado Educational & Cultural Facilities Authority, Bromley East Charter School Project, Series A, (Pre-refunded 09/15/2011)
1,200	6.750%, 09/15/2015	1,228,752

	Colorado Educational & Cultural Facilities Authority, Cheyenne Mountain Charter School, Series A (SMO)
175	4.750%, 06/15/2022	171,071

	Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School (ETM)
140	6.375%, 12/01/2011	145,044

	Colorado Educational & Cultural Facilities Authority, Classical Academy Charter School (Pre-refunded 12/01/2011)
1,500	6.750%, 12/01/2016	1,556,895
1,500	7.250%, 12/01/2021	1,561,125

	Colorado Educational & Cultural Facilities Authority, Pinnacle Charter School Project (ETM)
225	5.250%, 12/01/2011	231,435

	Colorado Health Facilities Authority, Catholic Health, Series C-7 (AGM)
725	4.350%, 09/01/2020	749,686

	Colorado Health Facilities Authority, Catholic Health Initiatives, Series D
1,500	5.125%, 10/01/2017	1,681,185

	Colorado Health Facilities Authority, Christian Living Communities Project, Series A
600	5.250%, 01/01/2014	605,010
620	5.250%, 01/01/2015	621,389

	Colorado Health Facilities Authority, Covenant Retirement Communities
500	5.000%, 12/01/2016	509,225

	Colorado Health Facilities Authority, Longmont United Hospital, Series B (RAAI)
1,250	4.250%, 12/01/2015	1,267,925

	Colorado Health Facilities Authority, NCMC Income Project, Series B
1,000	6.000%, 05/15/2026	1,080,310

Nuveen Investments	25

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Colorado (continued)

	Colorado Health Facilities Authority, Parkview Medical Center
$640	5.000%, 09/01/2016	$659,405

	Colorado Health Facilities Authority, Retirement Facilities, Liberty, Series B (ETM)
10,000	0.000%, 07/15/2020	7,357,100

	Colorado Health Facilities Authority, Total Longterm Care National, Series A
1,400	5.250%, 11/15/2020	1,347,304

	Colorado Health Facilities Authority, Valley View Hospital Association Project, Series A (RAAI)
500	5.000%, 05/15/2012	510,885
405	5.000%, 05/15/2013	417,640

	Colorado Higher Education, Capital Construction Lease Program
1,500	5.250%, 11/01/2023	1,601,985

	Colorado Penitentiary II
1,390	4.000%, 03/01/2015	1,495,890

	Delta County Memorial Hospital District Enterprise
1,500	5.500%, 09/01/2025	1,521,900

	E-470 Public Highway Authority, Series C (Convertible CABs) (NATL)
1,500	0.000% through 09/01/2011, thereafter 5.000%, 09/01/2017	1,630,350

	El Paso County School District #20 (STAID)
1,500	5.000%, 12/15/2020	1,742,520
2,175	5.000%, 12/15/2021	2,525,066
1,530	5.000%, 12/15/2022	1,755,155

	High Plains Metropolitan District, Series B
300	4.375%, 12/01/2015	297,972

	Mesa County (ETM)
5,500	0.000%, 12/01/2011	5,482,565

	Montrose Memorial Hospital
2,170	5.700%, 12/01/2017	2,232,843

	North Range Metropolitan District #1 (ACA)
1,000	4.300%, 12/15/2019	814,820

	Northwest Parkway Public Highway Authority Convertible CABs
2,250	0.000% through 06/15/2011, thereafter 5.250%, (ETM) (AMBAC) 06/15/2015	2,532,038

	Platte River Power Authority, Series GG (AGM)
725	4.500%, 06/01/2017	823,868

	Pueblo County School District #60 (STAID)
1,000	5.000%, 12/15/2022	1,158,520

	Rangeview Library District Projects (AGC)
1,325	4.500%, 12/15/2020	1,400,339

	Sand Creek Metropolitan School District, Limited Tax, Series A
2,190	4.250%, 12/01/2023	2,140,200
2,030	4.000%, 12/01/2024	1,910,027

	Walker Field Public Airport Authority
1,000	5.000%, 12/01/2022	958,340
60,740	Total Colorado	60,240,009
	Connecticut – 0.1%

	Connecticut Health & Educational Facilities Authority, Griffin Hospital, Series B (RAAI)
1,000	5.000%, 07/01/2014	1,047,380
	District of Columbia – 0.5%

	District of Columbia, The Catholic University of America
3,480	5.000%, 10/01/2023	3,600,408
	Florida – 2.5%

	Clay County School Board, Series B (NATL)
2,205	5.000%, 07/01/2018	2,330,928

26	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Florida (continued)

	Halifax Hospital Medical Center, Series A
$2,250	5.250%, 06/01/2026	$2,180,610

	Highlands County Health Facilities Authority, Adventist Health/Sunbelt, Series A, Mandatory Put 11/17/2015 @ 100
2,000	6.500%, 11/15/2038	2,372,000

	Miami-Dade County Educational Facilities Authority, University of Miami, Series A
2,520	5.150%, 04/01/2023	2,612,106

	Miami-Dade County Water & Sewer (AGM)
5,000	5.000%, 10/01/2029	5,143,650

	North Brevard County Hospital, Parrish Medical Center Project
2,100	5.500%, 10/01/2028	2,076,732

	Palm Beach County Health Facilities Authority, Abbey Delray South, Life Care Retirement Community
1,400	5.250%, 10/01/2013	1,455,398

	Vero Beach Electric, Series A (AGM)
350	4.000%, 12/01/2019	358,841
17,825	Total Florida	18,530,265
	Georgia – 1.4%

	Atlanta Tax Allocation, Atlantic Station Project (AGC)
2,000	4.375%, 12/01/2018	2,043,940

	DeKalb County Hospital Authority, DeKalb Medical Center Incorporated Project
1,000	6.000%, 09/01/2030	937,990

	Fayette County School District (AGM)
500	4.125%, 03/01/2014	541,510
265	4.250%, 03/01/2015	291,582

	Fulton County Residential Care Facilities, Canterbury Court Project, Series A
4,500	5.800%, 02/15/2018	4,271,895

	Glynn-Brunswick Memorial Hospital Authority, Southeast Georgia Health, Series A
2,000	5.250%, 08/01/2023	2,028,860
10,265	Total Georgia	10,115,777
	Hawaii – 1.4%

	Hawaii Department of Budget & Finance, Special Purpose, Series C1
5,000	7.500%, 11/15/2015	5,049,950

	Hawaii Pacific Health, Special Purpose, Series A
5,000	5.250%, 07/01/2030	4,450,500

	Hawaii Pacific Health Series B
1,025	5.625%, 07/01/2030	954,982
11,025	Total Hawaii	10,455,432
	Idaho – 0.7%

	Idaho Health Facilities Authority, Trinity Health Group, Series B
3,000	6.000%, 12/01/2023	3,325,080

	Madison County Hospital
500	5.000%, 09/01/2012	510,420

	University of Idaho, Series B, Mandatory Put 04/01/2018 @ 100 (AGM)
1,000	4.500%, 04/01/2041	1,058,960
4,500	Total Idaho	4,894,460
	Illinois – 13.2%

	Bolingbrook Park District, Series A (CIFG)
1,840	4.500%, 01/01/2017	1,997,909

	Chicago City Colleges (FGIC) (NATL)
7,000	0.000%, 01/01/2015	6,147,050

	Chicago, Midway Airport Project, Series C (NATL)
1,300	5.500%, 01/01/2014	1,405,066

Nuveen Investments	27

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Illinois (continued)

	Chicago Park District, Limited Tax, Series A
$2,300	4.500%, 01/01/2023	$2,301,587

	Chicago Park District, Limited Tax, Series B (AMBAC)
5,545	5.000%, 01/01/2020	5,753,436

	Chicago, Series A (MBIA)
2,000	5.300%, 01/01/2016	2,189,480

	Cook County Series A (NATL)
1,000	6.250%, 11/15/2011	1,030,390

	Cook County Community Unit School District #401, Elmbrook Park (AGM)
3,625	0.000%, 12/01/2011	3,582,914

	Cook County High School District #205, Thornton Township (AGC)
3,465	5.250%, 12/01/2021	3,739,359

	Cook County High School District #209, Proviso Township (AGM)
1,000	5.000%, 12/01/2016	1,080,260

	Cook County School District #088, Bellwood Series B (AGM)
1,175	5.000%, 12/01/2017	1,291,066

	Cook County School District #088, Bellwood, Series B (Pre-refunded 12/01/2014) (AGM)
500	5.000%, 12/01/2017	571,620

	Cook County School District #102, La Grange (FGIC) (NATL)
2,440	0.000%, 12/01/2013	2,273,128

	Cook County School District #123, Oak Lawn (NATL)
2,250	0.000%, 12/01/2015	1,866,645

	Elk Grove Village (NATL)
1,000	4.125%, 01/01/2019	1,040,030

	Granite Single Family Mortgage Series A (ETM)
240	7.750%, 10/01/2011	246,478

	Grundy & Will Counties Community Unit School District #1
1,550	5.875%, 02/01/2019	1,798,093
2,100	5.875%, 02/01/2022	2,356,515
2,545	5.875%, 02/01/2024	2,803,038

	Illinois
300	5.200%, 07/01/2016	300,405

	Illinois, Series B
1,000	5.000%, 03/01/2014	1,057,610
370	5.000%, 01/01/2017	393,610

	Illinois Development Finance Authority, Elgin School District Project (AGM)
2,750	0.000%, 01/01/2018	2,051,555

	Illinois Development Finance Authority, Midwestern University, Series B (Pre-refunded 05/15/2011)
350	5.750%, 05/15/2016	354,302

	Illinois Educational Facilities Authority, Art Institute of Chicago Mandatory Put 03/01/2016 @ 100
500	4.125%, 03/01/2030	518,520

	Illinois Educational Facilities Authority, Art Institute of Chicago, Series A, Mandatory Put 03/01/2017 @ 100
1,000	4.750%, 03/01/2030	1,060,890

	Illinois Finance Authority, Clare at Water Tower, Series A-4
700	5.400%, 05/15/2017	294,070

	Illinois Finance Authority, Clare at Water Tower, Series A-5
700	5.500%, 05/15/2018	294,070

	Illinois Finance Authority, Clare at Water Tower, Series B
600	0.000%, 05/15/2050	3,780

	Illinois Finance Authority, Edward Hospital, Series A (AMBAC)
1,200	6.000%, 02/01/2025	1,251,072
1,280	6.000%, 02/01/2026	1,323,520
500	6.000%, 02/01/2028	513,050

28	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Illinois (continued)

	Illinois Finance Authority, Franciscan Communities, Series A
$1,000	5.500%, 05/15/2027	$793,020

	Illinois Finance Authority, Friendship Village Schaumburg, Series A
1,745	5.000%, 02/15/2015	1,661,990

	Illinois Finance Authority, Illinois Institute of Technology
1,000	6.500%, 02/01/2023	921,160

	Illinois Finance Authority, Landing at Plymouth Project, Series A
1,320	5.250%, 05/15/2014	1,272,229

	Illinois Finance Authority, OSF Healthcare Systems, Series A
4,000	7.000%, 11/15/2029	4,244,280

	Illinois Finance Authority, Peoples Gas, Light and Coke Co., Series A, Mandatory Put 06/01/2016 @ 100 (AMBAC)
1,500	4.300%, 06/01/2035	1,531,095

	Illinois Finance Authority, Roosevelt University
500	5.250%, 04/01/2022	472,155
4,000	5.750%, 04/01/2024	3,956,720
1,750	5.400%, 04/01/2027	1,621,183

	Illinois Finance Authority, Rush University Medical Center, Series A
2,000	6.750%, 11/01/2024	2,167,120

	Illinois Finance Authority, Rush University Medical Center, Series C
1,500	6.375%, 11/01/2029	1,547,835

	Illinois Finance Authority, Three Crowns Park Plaza, Series A
1,870	5.500%, 02/15/2014	1,825,961

	Illinois Health Facilities Authority, Evangelical (ETM)
300	6.750%, 04/15/2012	317,436

	Illinois Health Facilities Authority, Mercy Hospital & Medical Center (ETM)
385	10.000%, 01/01/2015	457,415

	Illinois Sports Facilities Authority (AMBAC)
1,405	4.750%, 06/15/2013	1,483,891
1,620	5.100%, 06/15/2016	1,759,692

	Madison & Jersey Counties Unit School District #11, Alton (AGM)
2,100	0.000%, 12/01/2019	1,386,210

	McCook
500	5.000%, 12/01/2026	511,385
1,000	5.100%, 12/01/2028	1,010,020

	Metropolitan Pier & Exposition Authority, State Sales Tax, Series B (Convertible CABs) (NATL)
1,000	0.000% through 06/15/2012, thereafter 5.200%, 06/15/2017 g	1,031,420

	Rockford School District #205 (FGIC) (NATL)
500	5.000%, 02/01/2014	541,730

	Southwestern Illinois Development Authority, Anderson Hospital
2,000	5.125%, 08/15/2026	1,801,040

	Southwestern Illinois Development Authority, Edwardsville Community (AGM)
1,000	5.000%, 12/01/2017	1,110,150

	Southwestern Illinois Development Authority, Local Government Program, Triad School District #2 (NATL)
1,000	5.000%, 10/01/2018	1,054,410

	St Clair County, Alternative Revenue Source
1,000	4.500%, 10/01/2020	1,065,390
1,100	5.000%, 10/01/2022	1,187,923

	Will & Grundy Counties Community College, District #525, Joliet Junior College
535	6.250%, 06/01/2024	608,498
1,150	5.750%, 06/01/2025	1,258,997
310	5.750%, 06/01/2026	337,993

Nuveen Investments	29

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Illinois (continued)

	Will County School District #86, Joliet (AGM)
$3,870	0.000%, 11/01/2017	$2,953,081

	Winnebago County School District 122, Harlem-Loves Park (ETM) (AGM)
1,320	0.000%, 01/01/2017	1,134,989

	Winnebago County School District 122, Harlem-Loves Park (AGM)
1,680	0.000%, 01/01/2017	1,334,541
100,085	Total Illinois	97,251,477
	Indiana – 1.1%

	Anderson Economic Development, Anderson University Project
710	5.000%, 10/01/2017	686,137

	Avon Community School Building Corporation, First Mortgage (AMBAC) (STAID)
1,000	4.500%, 07/15/2020	1,046,300

	Indiana Transportation Finance Authority, Series A (AMBAC)
1,820	5.750%, 06/01/2012	1,874,782

	Indiana Transportation Finance Authority, Series A (ETM) (AMBAC)
180	5.750%, 06/01/2012	180,824

	Indiana University Series K, Zero Coupon Bond (NATL)
250	0.000%, 08/01/2011	249,395

	Portage Township Multi-School Building Corporation, First Mortgage (NATL) (STAID)
1,250	4.000%, 07/15/2018	1,341,788

	St. Joseph County Economic Development, Holy Cross Village, Notre Dame Project, Series A
450	5.750%, 05/15/2016	444,861
230	5.550%, 05/15/2019	218,638

	St. Joseph County Hospital Authority, Memorial Health System, Series A (NATL)
1,000	4.750%, 08/15/2012	1,003,140

	Zionsville Community Schools Building, First Mortgage (Pre-refunded 01/15/2012) (FGIC) (STAID)
775	5.750%, 07/15/2015	805,132
7,665	Total Indiana	7,850,997
	Iowa – 1.5%

	Iowa Finance Authority Retirement Community, Friendship Haven Project, Series A
500	5.750%, 11/15/2019	492,870

	Iowa Higher Education Authority, Private College Facility, Central College Project (RAAI)
1,000	5.450%, 10/01/2026	1,000,820

	Iowa Higher Education Authority, Private College Facility, Upper Iowa University Project
1,250	5.500%, 09/01/2025	1,288,563

	Iowa Higher Education Authority, Wartburg College Project (Pre-refunded 10/01/2012) (ACA)
2,000	5.500%, 10/01/2028	2,140,500

	Iowa Higher Education Authority, Wartburg College Project, Series A
925	4.700%, 10/01/2016	901,228
1,100	4.750%, 10/01/2017	1,060,433
1,155	4.800%, 10/01/2018	1,098,116

	Iowa State Special Obligation Prison Infrastructure Fund
2,000	4.500%, 06/15/2022	2,165,120

	Muscatine Electric (ETM)
615	9.700%, 01/01/2013	677,010
10,545	Total Iowa	10,824,660
	Kansas – 2.9%

7,500	Johnson County Residual (ETM)	7,431,300

	Johnson County Unified School District #512, Shawnee Mission
2,000	4.875%, 10/01/2019	2,271,320

	Kansas Development Finance Authority, Adventist Health
2,200	5.500%, 11/15/2023	2,387,066

30	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Kansas (continued)

	Kansas Development Finance Authority, Adventist/Sunbelt, Series D
$1,400	5.000%, 11/15/2024	$1,454,544

	Kansas Development Finance Authority, Health Facilities, Hays Medical Center, Series L
1,405	4.500%, 11/15/2017	1,461,017

	Kansas Development Finance Authority, Kansas State Projects Series K (NATL)
1,850	4.500%, 11/01/2019	2,011,302

	Olathe Health Facilities, Olathe Medical Center
1,000	5.125%, 09/01/2021	1,040,400

	Olathe Senior Living Facility, Catholic Care Campus, Series A
700	5.750%, 11/15/2013	702,191
765	5.750%, 11/15/2014	763,646
820	5.750%, 11/15/2015	814,006

	Sedgwick County School District #267 (AMBAC)
1,045	5.250%, 11/01/2012	1,106,989

	Sedgwick & Shawnee Counties, Single Family Mortgages, Series A-2 (GNMA)
165	6.700%, 06/01/2029	168,326
20,850	Total Kansas	21,612,107
	Kentucky – 0.5%

	Kentucky Economic Development Finance Authority, Louisville Arena Project, Series A-1 (AGC)
2,000	5.750%, 12/01/2028	2,075,820

	Kentucky Turnpike Authority (ETM)
235	6.000%, 07/01/2011	237,051

	Louisville/Jefferson County Metropolitan Government College, Bellarmine University, Series A
1,135	6.000%, 05/01/2028	1,153,126
3,370	Total Kentucky	3,465,997
	Louisiana – 0.4%

	Calcasieu Parish School District #23, Public School Improvement
500	4.600%, 02/15/2020	507,225

	Louisiana, Series B (CIFG)
1,300	5.000%, 07/15/2015	1,486,524

	Louisiana Local Government Environmental Facilities, Community Development Authority (AMT)
425	6.650%, 01/01/2025	398,165

	Tobacco Settlement Finance Revenue, Series 2001B
600	5.875%, 05/15/2039	547,578
2,825	Total Louisiana	2,939,492
	Maine – 0.1%

	Maine Health & Higher Educational Facilities Authority Series B (FGIC) (NATL)
740	4.125%, 07/01/2018	786,983
	Maryland – 0.1%

	Westminster Educational Facilities, McDaniel College
350	5.000%, 11/01/2013	373,499
700	4.000%, 11/01/2015	731,094
1,050	Total Maryland	1,104,593
	Massachusetts – 3.1%

	Massachusetts Bay Transportation Authority, Series A (COMGTY)
1,875	6.250%, 03/01/2012	1,966,087

	Massachusetts Development Finance Agency, Health Care Facilities, AdventCare Project, Series A
2,500	6.650%, 10/15/2028	2,226,450

	Massachusetts Development Finance Agency, Suffolk University
900	4.500%, 07/01/2021	867,879
1,765	4.500%, 07/01/2022	1,681,321

Nuveen Investments	31

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Massachusetts (continued)
$1,705	4.625%, 07/01/2023	$1,618,761

	Massachusetts Educational Finance Authority, Issue I, Series B (AMT)
1,485	4.800%, 01/01/2017	1,509,592

	Massachusetts Health & Educational Facilities Authority, Berkshire Health System, Series F (AGC)
2,000	5.000%, 10/01/2015	2,186,120

	Massachusetts Health & Educational Facilities Authority, Springfield College
500	5.125%, 10/15/2022	501,215
2,595	5.500%, 10/15/2026	2,563,030

	Massachusetts Health & Educational Facilities Authority, Suffolk University, Series A
3,000	6.000%, 07/01/2024	3,143,640

	Massachusetts Port Authority (ETM)
1,975	13.000%, 07/01/2013	2,255,114

	Massachusetts, Special Obligation, Series A
1,000	5.500%, 06/01/2013	1,091,800

	Springfield, State Qualified Municipal Purpose Loan (AGM) (STAID)
1,400	4.500%, 08/01/2020	1,486,072
22,700	Total Massachusetts	23,097,081
	Michigan – 2.1%

	Algonac Community Schools, School Building & Site Series I (AGM) (MQSBLF)
790	4.000%, 05/01/2019	813,953

	Constantine Public Schools (MQSBLF)
1,075	5.000%, 05/01/2016	1,133,534

	Detroit Water Supply System (ETM) (FGIC)
105	6.250%, 07/01/2012	108,578

	Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital, Series A (AGM)
2,675	5.000%, 05/15/2020	2,803,935

	Michigan Hospital Finance Authority, Ascension Health Services Group, Series B
3,540	5.000%, 11/15/2023	3,661,776

	Michigan Hospital Finance Authority, Henry Ford Health Systems Series A, (Pre-refunded 03/01/2013)
3,150	5.500%, 03/01/2015	3,430,917

	Michigan Municipal Board Authority, Local Government Loan Program, Group, Series B (AMBAC)
600	5.000%, 12/01/2018	591,492

	Romulus Economic Development Corporation, Partnership Project (ETM)
1,300	7.000%, 11/01/2015 (ETM)	1,602,588

	Western Michigan University (AGM)
1,300	5.000%, 11/15/2023	1,358,396
14,535	Total Michigan	15,505,169
	Minnesota – 2.6%

	Aitkin Health Care Facilities, Riverwood Healthcare Center
1,590	5.375%, 02/01/2017	1,556,419

	Minneapolis & St. Paul Metropolitan Airports Commission, Series A (NATL)
1,165	5.000%, 01/01/2019	1,195,337

	Minneapolis Health Care System, Fairview Health Services Series A
2,000	6.375%, 11/15/2023	2,207,460

	Minneapolis Hospital, St. Marys Hospital & Rehabilitation Center (ETM)
430	10.000%, 06/01/2013	471,417

	Minneapolis National Marrow Donor Program
2,650	5.000%, 08/01/2018	2,777,518
3,500	4.250%, 08/01/2020	3,367,420

	Minnesota Agricultural & Economic Development Board, Health Care System, Series A
2,135	5.875%, 11/15/2011	2,163,716

	Minnesota Higher Education Facilities Authority, Bethel University Series 6-R
1,255	5.500%, 05/01/2020	1,270,976

32	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Minnesota (continued)
$815	5.500%, 05/01/2021	$815,000

	Minnesota Higher Education Facilities Authority, College of Art & Design, Series 6-K
295	5.000%, 05/01/2012	304,806

	Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
515	5.250%, 12/01/2011	515,031

	St. Paul Housing & Redevelopment Authority, Allina Health System, Series A (NATL)
1,235	5.000%, 11/15/2019	1,321,240

	St. Paul Housing & Redevelopment Authority, Allina Health System, Series A-1
1,000	5.000%, 11/15/2024	1,017,790
18,585	Total Minnesota	18,984,130
	Mississippi – 0.2%

	Mississippi Hospital Equipment & Facilities Authority, Mississippi Baptist Health Systems Series A
1,440	5.000%, 08/15/2016	1,547,813
	Missouri – 2.0%

	Grundy County Industrial Development Authority, Health Facilities, Wright Memorial Hospital
1,000	5.600%, 09/01/2021	986,050

	Hannibal Industrial Development Authority, Health Facilities, Hannibal Regional Hospital
1,405	4.350%, 03/01/2014	1,439,900

	Kansas City Special Obligation, East Village Project Series B (AGC)
505	5.000%, 04/15/2022	549,188

	Missouri Development Finance Board Infrastructure Facilities, Independence-Centerpoint, Series F
1,000	5.375%, 04/01/2024	1,010,210

	Missouri Development Finance Board Infrastructure Facilities, Independence-Crackerneck Creek, Series B
2,000	5.125%, 03/01/2022	2,068,480

	Missouri Development Finance Board Infrastructure Facilities, Independence Electric System Project, Series D
1,250	5.625%, 06/01/2029	1,260,663

	Missouri Development Finance Board, Midwest Research Institute Project
1,130	5.000%, 11/01/2016	1,206,049

	Missouri Health & Educational Facilities Authority, Senior Living Facilities, Lutheran, Series B
850	4.350%, 02/01/2015	880,209
930	4.375%, 02/01/2016	954,691

	Missouri Joint Municipal Electric Utilities, Commission Power Project, Series A (AMBAC)
2,000	5.000%, 01/01/2018	2,154,100

	Missouri Joint Municipal Electric Utilities, Commission Power Project, Plum Point Project (NATL)
1,000	4.200%, 01/01/2018	1,019,720

	Osage Beach Tax Increment, Prewitts Point Project
1,650	4.800%, 05/01/2016	1,578,357
14,720	Total Missouri	15,107,617
	Montana – 0.8%

	Montana Facility Finance Authority, Senior Living, St. Johns Lutheran Ministries Project, Series A
1,800	5.750%, 05/15/2016	1,749,042
1,675	6.000%, 05/15/2025	1,489,644

	Montana Facility Finance Authority, Sisters of Charity of Leavenworth, Series B
2,500	5.000%, 01/01/2024	2,568,900
5,975	Total Montana	5,807,586
	Nebraska – 1.4%

	Douglas County Hospital Authority #2, Immanuel Obligated Group
1,130	5.125%, 01/01/2023	1,146,114

	Douglas County Hospital Authority #2, Nebraska Medical Center, Clarkson Regional Health Guaranty
2,860	5.000%, 11/15/2011	2,920,689

Nuveen Investments	33

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Nebraska (continued)

	Douglas County Hospital Authority #3, Methodist Health
$600	5.750%, 11/01/2028	$603,264

	Lancaster County Hospital Authority #1, BryanLG Medical Center Project
2,000	4.000%, 06/01/2018	1,974,180

	Lancaster County Hospital Authority #1, Immanuel Obligated Group
735	4.750%, 01/01/2019	759,292
1,000	5.125%, 01/01/2023	1,022,770

	Nebraska Investment Finance Authority, Great Plains Regional Medical Center Project (RAAI)
500	4.700%, 11/15/2011	510,210
500	4.800%, 11/15/2012	517,060
600	4.900%, 11/15/2013	617,352
9,925	Total Nebraska	10,070,931
	Nevada – 0.3%

	Carson City Hospital, Carson-Tahoe Hospital
550	5.750%, 09/01/2011	554,862
580	5.750%, 09/01/2012	597,092

	Carson City Hospital, Carson-Tahoe Hospital (ETM)
450	5.750%, 09/01/2011	457,853
475	5.750%, 09/01/2012	506,497
2,055	Total Nevada	2,116,304
	New Hampshire – 0.5%

	New Hampshire Health & Education Facilities Authority, Covenant Health
1,250	5.375%, 07/01/2024	1,250,975

	New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
1,000	5.500%, 07/01/2025	933,630

	New Hampshire Municipal Bond Bank Series A (NATL)
1,300	4.500%, 02/15/2020	1,421,030
3,550	Total New Hampshire	3,605,635
	New Jersey – 0.5%

	New Jersey Economic Development Authority, Cigarette Tax
2,000	5.500%, 06/15/2016	2,111,160

	Tobacco Settlement Financing, Series 1A
1,915	4.500%, 06/01/2023	1,619,018
3,915	Total New Jersey	3,730,178
	New York – 1.2%

	New York, Series A
3,220	5.750%, 08/01/2015	3,400,996

	New York, Series D (ETM)
660	5.500%, 06/01/2012	696,914

	New York, Series D
1,340	5.500%, 06/01/2012	1,412,628

	Tobacco Settlement Financing, Series B-1C
700	5.500%, 06/01/2019	746,571
200	5.500%, 06/01/2020	212,858

	Troy Capital Resource Revenue, Rensselaer Polytechnic Institute Project, Series B
1,200	5.000%, 09/01/2019	1,316,136
1,000	5.000%, 09/01/2021	1,078,290
8,320	Total New York	8,864,393
	North Carolina – 2.5%

	North Carolina Capital Facilities Finance Agency Education Facilities, Meredith College
900	5.250%, 06/01/2020	931,158

34	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	North Carolina (continued)

	North Carolina Eastern Power Agency, Series A (AGC)
$1,700	5.250%, 01/01/2022	$1,843,990

	North Carolina Eastern Power Agency, Series D
2,955	5.375%, 01/01/2013	3,146,366

	North Carolina Medical Care Commission Health Care Facilities, First Mortgage Presbyterian, Series B
2,035	4.875%, 10/01/2013	2,014,589
2,120	5.000%, 10/01/2014	2,094,390

	North Carolina Municipal Power Agency #1, Catawba Electric, Series A
5,940	5.000%, 01/01/2026	6,142,198

	North Carolina Municipal Power Agency #1, Catawba Electric, Series A (AGM)
2,000	5.250%, 01/01/2016	2,124,720
17,650	Total North Carolina	18,297,411
	North Dakota – 0.2%

	Ward County Health Care Facility, Trinity Obligated Group
1,180	5.000%, 07/01/2014	1,245,726
	Ohio – 1.2%

	Akron (AGC)
1,000	5.000%, 12/01/2015	1,121,800

	Barberton City School District (OSDCEP)
1,260	4.750%, 12/01/2021	1,354,966

	Buckeye Tobacco Settlement, Series A-1
375	5.000%, 06/01/2015	381,776
35	5.000%, 06/01/2017	34,890

	Buckeye Tobacco Settlement, Series A-2
120	5.125%, 06/01/2024	92,719

	Lake County Hospital Facilities, Lake Hospital System, Series C
1,230	5.500%, 08/15/2024	1,209,311

	Mason City School District (AGM)
1,095	4.375%, 12/01/2019	1,186,049

	Miami County Hospital Facilities, Upper Valley Medical Center
750	5.250%, 05/15/2016	806,715

	Ohio Higher Education Facilities, John Carroll University Project
1,135	4.000%, 04/01/2014	1,191,353
1,000	4.500%, 04/01/2015	1,072,520

	Richland County, Limited Tax, Correctional Facilities Improvement (AGC)
500	5.875%, 12/01/2024	549,730
8,500	Total Ohio	9,001,829
	Oklahoma – 0.7%

	Cherokee County Economic Development Authority, Series A, (ETM) (AMBAC)
3,340	0.000%, 11/01/2011 (ETM)	3,331,350

	McClain County Economic Development Authority, Educational Facilities Lease, Newcastle Public Schools Project
345	5.000%, 09/01/2011	349,047
355	5.000%, 09/01/2012	370,048
250	4.125%, 09/01/2013	260,500

	Oklahoma City Industrial & Cultural Facilities, Oklahoma City Project (AMT)
1,430	5.750%, 01/01/2023	1,248,533
5,720	Total Oklahoma	5,559,478
	Pennsylvania – 2.2%

	Allegheny County Hospital, University of Pittsburgh Medical Center Series B
3,000	5.000%, 06/15/2018	3,319,650

Nuveen Investments	35

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Pennsylvania (continued)

	Bethel Park School District (STAID)
$1,315	4.125%, 08/01/2020	$1,399,147

	Delaware County College Authority, Neumann College
535	5.250%, 10/01/2020	539,226
1,000	5.000%, 10/01/2021	1,009,840
565	5.375%, 10/01/2021	565,831
1,050	5.000%, 10/01/2025	1,009,260

	Delaware County Hospital Authority, Crozer-Chester Medical Center (RAAI)
1,275	5.000%, 12/15/2015	1,317,980
1,405	5.000%, 12/15/2017	1,406,068

	Montgomery County Industrial Development Authority, Whitemarsh Continuing Care
1,000	6.125%, 02/01/2028	842,230

	Philadelphia Gas Works, Ninth Series
3,000	5.000%, 08/01/2030	2,893,710

	Westmoreland County Industrial Development Authority, Retirement Community, Redstone, Series A
1,100	5.375%, 01/01/2014	1,085,018
1,200	5.500%, 01/01/2016	1,169,100
16,445	Total Pennsylvania	16,557,060
	Puerto Rico – 0.7%

	Puerto Rico Commonwealth, Public Improvement, Series A
4,000	5.000%, 07/01/2020	3,989,520

	Puerto Rico Public Buildings Authority, Government Facilities Series M-2, Mandatory Put 07/01/2017 @ 100 (AMBAC) (COMGTY)
1,000	5.500%, 07/01/2035	1,050,010
5,000	Total Puerto Rico	5,039,530
	South Carolina – 1.1%

	Charleston Educational Excellence Financing Corporation, Charleston County School District Project
2,000	5.000%, 12/01/2013	2,204,900

	Lexington County Health Services District (Pre-refunded 11/01/2013)
2,000	5.500%, 11/01/2023	2,240,420

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance
1,000	5.000%, 08/01/2018	1,011,020

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series A
645	6.000%, 08/01/2013	680,791

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C
2,000	6.000%, 08/01/2013	2,110,980
7,645	Total South Carolina	8,248,111
	South Dakota – 1.3%

	Deadwood Series 2005 (ACA)
2,385	5.000%, 11/01/2018	2,405,368

	South Dakota Health & Educational Facilities Authority, Sanford Health
1,000	5.000%, 11/01/2024	1,024,210

	South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGC)
1,500	5.125%, 08/01/2028	1,557,375

	South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
530	4.750%, 09/01/2011	535,697
1,000	5.000%, 09/01/2012	1,039,070
1,000	5.000%, 09/01/2013	1,041,070
1,770	5.000%, 09/01/2025	1,701,023
9,185	Total South Dakota	9,303,813
	Tennessee – 4.3%

	Chattanooga Health, Educational & Housing Facilities Board, Catholic Health Initiatives, Series D
2,265	6.125%, 10/01/2028	2,428,533

36	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Tennessee (continued)

	Claiborne County Industrial Development Board, Lincoln Memorial University Project
$3,460	6.125%, 10/01/2029	$3,467,681

	Jackson Hospital, Jackson-Madison Project
3,650	5.250%, 04/01/2023	3,782,130

	Memphis (NATL)
2,000	5.000%, 10/01/2016	2,320,220

	Memphis-Shelby County Sports Authority, Memphis Arena Project, Series A
4,430	5.125%, 11/01/2024	4,594,398

	Memphis-Shelby County Sports Authority, Memphis Arena Project, Series B
1,000	5.500%, 11/01/2020	1,112,810
1,860	5.250%, 11/01/2025	1,927,741

	Memphis-Shelby County Sports Authority, Memphis Arena Project, Series C (NATL)
3,175	5.000%, 11/01/2017	3,504,914

	Shelby County Health, Educational & Housing Facility Board, Methodist Healthcare (Pre-refunded 09/01/2012)
935	6.000%, 09/01/2016	1,000,310
565	6.000%, 09/01/2016	604,465

	Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health System Project (RAAI)
2,000	5.000%, 09/01/2016	2,036,080

	Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health System Project (RAAI) (ETM)
1,465	6.250%, 09/01/2011	1,494,183
1,085	6.250%, 09/01/2012	1,159,409

	Sullivan County Health, Educational & Housing Facilities Board, Wellmont Health System Project (Pre-refunded 09/01/2012)
2,215	6.500%, 09/01/2013	2,396,076
30,105	Total Tennessee	31,828,950
	Texas – 10.4%

	Alvin Independent School District, Schoolhouse (PSFG)
1,110	4.125%, 02/15/2019	1,185,391

	Brazos River Harbor Navigation District, Brazoria County Environmental, Dow Chemical Company Project Series A-5, Mandatory Put 05/15/2012 @ 100 (AMT)
1,000	5.700%, 05/15/2033	1,033,400

	Brownsville (NATL)
2,125	5.000%, 02/15/2017	2,322,476

	Corinth (NATL)
1,180	4.500%, 02/15/2019	1,264,299

	Dallas (NATL)
5,000	4.500%, 02/15/2027	5,054,350

	Dallas County Utilities & Reclamation District, Series A (AMBAC)
5,715	5.150%, 02/15/2022	5,903,424

	El Paso County (NATL)
2,440	5.000%, 02/15/2018	2,822,055

	El Paso Water & Sewer, Series A (AGM)
650	4.000%, 03/01/2018	684,268

	Elgin Independent School District, School Building (PSFG)
1,120	4.375%, 08/01/2019	1,234,330

	Fort Bend Independent School District
2,000	4.550%, 02/15/2025	2,072,740

	Frisco (AMBAC)
2,045	4.500%, 02/15/2016	2,303,508

	Giddings Independent School District, School Building Series A (PSFG)
875	4.250%, 02/15/2019	956,699

Nuveen Investments	37

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Texas (continued)

	Grand Prairie Independent School District, School Building Series A (PSFG)
$635	4.500%, 02/15/2018	$713,296

	Grapevine Industrial Development Corporation, Air Cargo (AMT)
445	6.500%, 01/01/2024	415,866

	Gregg County Health Facilities Development, Good Shepherd Medical Center Project, Series A
1,230	5.000%, 10/01/2013	1,260,947

	Hale Center Educational Facilities, Wayland Baptist
875	4.000%, 03/01/2021	833,114
500	4.000%, 03/01/2022	468,650
800	4.000%, 03/01/2023	737,896
440	4.250%, 03/01/2025	405,640

	Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System, Series B
1,950	7.125%, 12/01/2031	2,124,135

	Harrison County Health Facilities Development Corporation, Good Shepherd Health System
2,270	5.000%, 07/01/2019	2,222,194
2,380	5.000%, 07/01/2020	2,304,149

	Houston Health Facilities Development Corporation, Buckingham Senior Living Community, Series A, (Pre-refunded 02/15/2014)
2,000	7.000%, 02/15/2023	2,345,020

	Howard County Junior College District (AMBAC)
715	4.250%, 02/15/2018	768,525

	Kaufman County (AGM)
1,000	5.000%, 02/15/2017	1,030,170

	League City Waterworks & Sewer System (AGM)
1,230	4.000%, 02/15/2018	1,326,087
1,315	4.375%, 02/15/2023	1,346,705

	Lubbock Educational Facilities Authority, Lubbock Christian University
1,000	5.000%, 11/01/2016	1,074,000

	Mansfield Independent School District, School Building (PSFG)
770	5.000%, 02/15/2022	838,692

	North Texas Tollway Authority, First Tier, Series A
2,500	6.000%, 01/01/2024	2,676,725

	North Texas Tollway Authority, First Tier, Series E-3, Mandatory Put 01/01/2016 @ 100
3,000	5.750%, 01/01/2038	3,348,030

	Northwest Texas Independent School District (PSFG)
1,000	4.500%, 02/15/2026	1,025,290

	Odessa Housing Finance Corporation, Residual Values (ETM) (NATL)
1,465	0.000%, 06/01/2012	1,451,170

	Plano Independent School District, School Building, Series A
1,000	5.000%, 02/15/2025	1,078,230

	San Angelo, Series A (NATL)
875	4.400%, 02/15/2019	945,578

	San Antonio
1,000	4.125%, 02/01/2019	1,069,580
1,140	4.250%, 02/01/2020	1,211,147

	San Leanna Educational Facilities Corporation Higher Education, Saint Edwards University Project
575	5.000%, 06/01/2019	594,596

	Sunnyvale School District, School Building (PSFG)
870	4.400%, 02/15/2020	945,890

	Tarrant County Cultural Education Facilities Finance Corporation, Retirement Facility, Northwest Senior Housing, Edgemere Project, Series A
1,235	5.750%, 11/15/2014	1,221,168

38	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Texas (continued)

	Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Stayton at Museum Way, Series C-2
$3,000	6.500%, 11/15/2014	$2,959,920

	Teague Independent School District, School Building (PSFG)
2,210	5.000%, 02/15/2019	2,551,997

	Texas Transportation Commission, First Tier
2,000	5.000%, 04/01/2017	2,333,860

	Texas, Water Financial Assistance, Series A
1,500	5.000%, 08/01/2017	1,756,875

	Travis County Health Facilities, Development Corporation Retirement Facilities, Querencia Barton Creek Project
1,000	5.250%, 11/15/2017	948,980
900	5.500%, 11/15/2025	775,062

	Tyler Health Facilities Development Corporation, Mother Frances Hospital
1,000	5.250%, 07/01/2012	1,023,010

	Victoria Independent School District, School Building (PSFG)
500	5.000%, 02/15/2018	576,345

	Victoria Utilities Systems (AMBAC)
1,000	4.400%, 12/01/2019	1,066,100
72,585	Total Texas	76,611,579
	Washington – 4.3%

	Clark County School District #37, Vancouver (AGM)
1,515	5.250%, 12/01/2014	1,723,070

	King County School District #401, Highline Public Schools (AGM) (SBG)
500	5.250%, 12/01/2025	538,710

	King County School District #412, Shoreline (SBG)
265	5.750%, 12/01/2021	307,146

	Snohomish County Housing Authority
600	6.300%, 04/01/2016	607,998

	Snohomish County, Limited Tax (Pre-refunded 12/01/2011) (NATL)
4,440	5.375%, 12/01/2019	4,571,335
560	5.375%, 12/01/2019	576,565

	Spokane County School District #356, Central Valley Series B, Zero Coupon Bond (FGIC) (NATL)
5,690	0.000%, 12/01/2014	5,287,091

	Spokane County School District #81, Spokane (NATL)
1,000	5.000%, 06/01/2016	1,162,910

	Washington Health Care Facilities, Washington Health Services
3,125	6.250%, 07/01/2024	3,232,656
2,000	6.750%, 07/01/2029	2,023,500

	Washington Higher Education Facilities Authority, Whitworth University Project
3,250	5.125%, 10/01/2024	3,226,535

	Washington, Series C
2,275	5.500%, 07/01/2014	2,585,811

	Washington, Series S-5, Zero Coupon Bond (FCIC) (NATL)
3,000	0.000%, 01/01/2016	2,707,230

	Washington, Various Purpose, Series R-A (AMBAC)
3,000	5.000%, 01/01/2025	3,145,530
31,220	Total Washington	31,696,087
	Wisconsin – 2.2%

	Door County, Series A, Crossover Refunded 09/01/2011 @ 100 (FGIC)
1,720	5.125%, 09/01/2016	1,743,254

	Franklin Solid Waste Disposal, Waste Management Wisconsin Incorporated Series A, Mandatory Put 05/01/2016 @ 100 (AMT)
2,000	4.950%, 11/01/2016	2,099,940

Nuveen Investments	39

Portfolio of Investments

Nuveen Intermediate Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Wisconsin (continued)

	Wisconsin Health & Educational Facilities Authority, Aurora Health Care Incorporated, Series A
$1,440	5.500%, 02/15/2020	$1,440,821

	Wisconsin Health & Educational Facilities Authority, Beloit College, Series A
2,060	6.000%, 06/01/2030	1,956,753

	Wisconsin Health & Educational Facilities Authority, Childrens Hospital, Series B
1,350	4.350%, 08/15/2019	1,421,982

	Wisconsin Health & Educational Facilities Authority, Eastcastle Place Incorporated Project
2,000	5.750%, 12/01/2019	1,682,260

	Wisconsin Health & Educational Facilities Authority, Fort Healthcare Incorporated Project
1,250	5.375%, 05/01/2018	1,265,363

	Wisconsin Health & Educational Facilities Authority, Marshfield Clinic, Series B
850	5.500%, 02/15/2013	867,586

	Wisconsin Health & Educational Facilities Authority, Southwest Health Center, Series A
1,500	6.125%, 04/01/2024	1,430,085

	Wisconsin Health & Educational Facilities Authority, Vernon Memorial Healthcare Incorporated Project
640	4.650%, 03/01/2015	656,422

	Wisconsin Health & Educational Facilities Authority, Wisconsin Medical College Series A (NATL)
1,450	5.000%, 12/01/2015	1,576,368
16,260	Total Wisconsin	16,140,834
	Wyoming – 0.3%

	Lincoln County, Pacificorp Project Mandatory Put 06/03/2013 @ 100 (AMT)
2,250	4.125%, 11/01/2025	2,324,587
$719,107	Total Municipal Bonds (cost $705,284,509)	728,395,735

Shares	Description ▲	Value
	Short-Term Investments – 0.2%

	Money Market Funds – 0.2%

$1,922,633	First American Tax Free Obligations Fund, Class Z, 0.053% Ω	1,922,633
	Total Short-Term Investments (cost $1,922,633)	1,922,633
	Total Investments – 99.0% (cost $707,207,142)	730,318,368
	Other Assets Less Liabilities – 1.0%	7,059,775
	Net Assets – 100.0%	$737,378,143

▲	All percentages shown in the Portfolio of Investments are based on net assets.

g	Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semiannual basis until final maturity.

During July 2010, the original issue for this security (1,000,000 par, 5.40% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has 700,000 par, 5.400% coupon and May 15, 2017 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. At the end of the reporting period, the Adviser continues to accrue interest on the 700,000 par security.

During July 2010, the original issure for this security (1,000,000 par, 5.50% coupon and May 15, 2015 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. At the end of the reporting period, the Adviser continues to accure interest on the 700,000 par security.

Crossover refunded securities are backed by the credit of the refunding issuer. These bonds mature at the call date and price indicated.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

(ETM)	Escrowed to maturity.

40	Nuveen Investments

Portfolio of Investments

Nuveen Short Tax Free Fund

(formerly known as the First American Short Tax Free Fund)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Municipal Bonds – 77.4%

	Alaska – 0.7%

	Alaska Railroad Corporation, Capital Grant Receipts (FGIC) (NATL)
$1,825	5.000%, 08/01/2012	$1,910,447
	Arizona – 2.5%

	Glendale Individual Development Authority, Midwestern University
1,545	5.000%, 05/15/2019	1,664,676

	Phoenix Civic Improvement, Series A
5,000	5.000%, 07/01/2017	5,454,900
6,545	Total Arizona	7,119,576
	Arkansas – 1.0%

	North Little Rock Health Facilities Board, Baptist Health Series B
2,750	5.375%, 12/01/2019	2,975,280
	California – 4.6%

	California Economic Recovery, Series A
3,000	5.000%, 07/01/2020	3,372,870

	California School Cash Reserve Program, Series S
1,255	2.500%, 01/31/2012	1,269,407

	California Statewide Communities Development Authority, Health Facility, Adventist Health, Series A
2,500	5.000%, 03/01/2016	2,654,175

	Long Beach Community College, Series A
3,750	9.850%, 01/15/2013	4,294,050

	Northern California Power Agency, Series A
500	5.000%, 07/01/2016	565,330

	Union City Community Redevelopment Agency, Community Redevelopment
985	5.000%, 12/01/2018	977,416
11,990	Total California	13,133,248
	Colorado – 3.4%

	Colorado Health Facilities Authority, Catholic Health Initiatives, Series A
3,345	5.000%, 07/01/2015	3,716,329

	Colorado Health Facilities Authority, Evangelical Lutheran, Series B Mandatory Put 12/01/2014 @ 100
2,400	5.000%, 06/01/2039	2,532,048

	Colorado Health Facilities Authority, North Colorado Medical Center Project, Series A (AGM)
1,010	5.000%, 05/15/2013	1,073,913

	Colorado Health Facilities Authority, Yampa Valley Medical Center Project
1,000	5.000%, 09/15/2013	1,036,540

	Denver City & County Airport System, Series A
1,110	5.000%, 11/15/2017	1,246,685
8,865	Total Colorado	9,605,515
	District of Columbia – 1.3%

	District of Columbia, Georgetown University, Series A
1,700	5.000%, 04/01/2014	1,834,521

	Metropolitan Washington D.C. Airport Authority, Series B (AMT)
1,775	5.000%, 10/01/2011	1,807,873
3,475	Total District of Columbia	3,642,394
	Florida – 7.6%

	Florida Department of Environmental Protection Preservation, Florida Forever, Series B (NATL)
10,000	5.000%, 07/01/2011	10,078,500

	Florida Hurricane Catastrophe Fund Financial Corporation, Series A
4,000	5.250%, 07/01/2012	4,191,360

Nuveen Investments	41

Portfolio of Investments

Nuveen Short Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Florida (continued)

	Highlands County Health Facilities Authority, Adventist Health
$1,000	5.000%, 11/15/2015	$1,107,800
2,000	5.000%, 11/15/2016	2,217,980

	Miami-Dade County Health Facilities Authority, Miami Children’s Hospital, Series A-1 Mandatory Put 08/01/2011 @ 100 (NATL)
1,000	4.125%, 08/01/2046	1,008,550

	South Miami Health Facilities Authority, Baptist Health South Florida Group
2,000	5.000%, 08/15/2012	2,101,200

	Tallahassee Energy Systems (NATL)
1,000	5.000%, 10/01/2012	1,058,170
21,000	Total Florida	21,763,560
	Georgia – 1.1%

	DeKalb County Hospital Authority, DeKalb Medical Center Project
3,200	4.000%, 09/01/2015	3,171,328
	Hawaii – 0.5%

	Hawaii Department of Budget & Finance, Special Purpose, Series C1
1,500	7.500%, 11/15/2015	1,514,985
	Illinois – 3.3%

	Illinois Finance Authority, Art Institute of Chicago Series A
4,000	5.000%, 03/01/2015	4,366,640

	Illinois Finance Authority, Clare at Water Tower, Series A-1 Mandatory Put 08/01/2011 @ 100 (NATL)
700	5.100%, 05/15/2014 Δ	294,070
	Illinois Finance Authority, Clare at Water Tower, Series B
300	0.000%, 05/15/2050 Δ	1,890

	Illinois Finance Authority, Illinois Institute of Technology
500	6.250%, 02/01/2019	465,895

	Illinois Finance Authority, Landing at Plymouth Place Project, Series A
500	5.000%, 05/15/2011	500,000

	Illinois Finance Authority, Rush University Medical Center, Series A
1,630	5.000%, 11/01/2013	1,713,032
1,105	5.000%, 11/01/2014	1,169,819

	Williamson & Johnson Counties Community Unit School District 2
395	5.750%, 12/01/2014	430,716
450	5.750%, 12/01/2015	491,130
9,580	Total Illinois	9,433,192
	Indiana – 1.3%

	Anderson Economic Development, Anderson University Project
990	5.000%, 10/01/2012	998,752

	Crown Point, Temps-Wittenberg Village Project, Series C-2
1,800	6.500%, 11/15/2013	1,783,782

	Indiana Health & Educational Facilities, Financing Authority, Baptist Homes of Indiana
1,000	5.000%, 11/15/2013	1,045,080
3,790	Total Indiana	3,827,614
	Iowa – 2.7%

	Iowa Finance Authority, Genesis Health Systems
1,150	5.000%, 07/01/2016	1,259,388
2,285	5.000%, 07/01/2020	2,432,680

	Iowa Higher Education, Private College Facility, Grinnell (ETM)
4,000	2.100%, 12/01/2011	4,041,320
7,435	Total Iowa	7,733,388

42	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Kansas – 2.0%

	Olathe Health Facilities, Olathe Medical Center
$1,150	4.000%, 09/01/2012	$1,187,030
	Olathe Health Facilities, Olathe Medical Center, Series A Mandatory Put 03/01/2013 @ 100
1,350	4.125%, 09/01/2037	1,372,612

	Wichita Hospital Improvement, Series III A
1,000	5.000%, 11/15/2014	1,088,110
1,000	5.000%, 11/15/2016	1,094,230

	Wichita Hospital, Christi Health System
1,000	5.000%, 11/15/2015	1,099,210
5,500	Total Kansas	5,841,192
	Kentucky – 0.3%

	Pikeville Hospital Refunding and Improvement, Pikeville Medical Center
750	4.000%, 03/01/2013	773,782
	Massachusetts – 2.0%

	Massachusetts Development Finance Agency, Senior Living Facility, Groves-Lincoln, Series B2
905	6.250%, 06/01/2014	886,240

	Massachusetts Educational Financing Authority, Issue I, Series B, (AMT)
2,350	4.500%, 01/01/2016	2,428,349

	Massachusetts Health & Educational Facilities Authority, Northeastern University, Series T-1 Mandatory Put 02/16/2012 @ 100
2,000	4.125%, 10/01/2037	2,058,820

	Massachusetts Health & Educational Facilities Authority, Springfield College
325	4.000%, 10/15/2013	336,170
5,580	Total Massachusetts	5,709,579
	Michigan – 2.8%

	Michigan Hospital Finance Authority, Ascension Health Senior Credit Group Series B
2,030	5.000%, 11/15/2016	2,258,964

	Walled Lake Consolidated School District
4,455	2.000%, 05/01/2013	4,476,963

	Warren School District, School Improvement (FGIC) (NATL)
1,200	5.000%, 05/01/2012	1,246,944
7,685	Total Michigan	7,982,871
	Minnesota – 4.7%

	Minneapolis & St. Paul Housing & Redevelopment Authority, Healthpartners Obligation Group Project
1,000	5.250%, 12/01/2012	1,044,050

	Minneapolis & St. Paul Metropolitan Apartments, Series B, (AMT)
2,500	5.000%, 01/01/2015	2,741,400

	Minneapolis, National Marrow Donor Program
2,500	5.000%, 08/01/2017	2,649,775

	Minnesota Agricultural & Economic Development Board, Health Care Facilities, Essentia Series C-1, (AGC)
1,335	5.000%, 02/15/2015	1,462,412

	Minnesota Higher Education Facilities Authority, Bethel University, Series 6-R
910	5.500%, 05/01/2016	945,008
1,065	5.500%, 05/01/2017	1,100,688

	Minnesota Higher Education Facilities Authority, Hamline University, Series 7-K1
500	3.000%, 10/01/2013	509,025

	St. Cloud Health Care Facilities, CentraCare Health System Series A
1,000	5.000%, 05/01/2015	1,090,220

Nuveen Investments	43

Portfolio of Investments

Nuveen Short Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Minnesota (continued)

	St. Cloud Independent School District #742, Aid Anticipation Certificates
$2,000	1.500%, 08/19/2011	$2,006,760
12,810	Total Minnesota	13,549,338
	Mississippi – 2.1%

	Mississippi Series B-1 (AGC)
3,235	4.000%, 07/01/2015	3,486,618

	Mississippi Hospital Equipment & Facilities Authority, North Mississippi Health Services, Series 1
2,250	5.000%, 10/01/2017	2,516,625
5,485	Total Mississippi	6,003,243
	Missouri – 3.0%

	Kirkwood Industrial Development Authority, Aberdeen Heights, Series C-3
3,000	6.500%, 05/15/2015	2,995,470

	Missouri Finance Board, Infrastructure Facilities, Water Systems, Series E
2,020	4.000%, 11/01/2016	2,084,014

	Missouri Health & Educational Facilities Authority, Rockhurst University, Series A
460	3.000%, 10/01/2012	464,476
475	3.000%, 10/01/2013	478,648

	Missouri Health & Educational Facilities Authority, Webster University
2,000	5.250%, 04/01/2021	2,001,940

	Osage Beach Tax Increment, Prewitt’s Point Project
465	4.625%, 05/01/2011	465,004
8,420	Total Missouri	8,489,552
	Montana – 1.0%

	Montana Finance Authority, Series B
2,740	5.000%, 01/01/2019	2,995,039
	Nebraska – 0.1%

	Central Plains Energy Project, Nebraska Gas Project #1 Series A
250	5.250%, 12/01/2021	242,350
	New Jersey – 2.3%

	New Jersey Transportation Trust Fund, Series D
6,000	5.000%, 12/15/2018	6,541,920
	New Mexico – 0.7%

	New Mexico Educational Assistance Foundation, Series C (AMT)
2,000	3.900%, 09/01/2014	2,095,720
	New York – 1.2%

	New York Series A
3,435	5.000%, 08/01/2011	3,473,512
	North Dakota – 1.7%

	Fargo Health Systems, Sanford Health
1,600	4.000%, 11/01/2012	1,657,264
3,040	3.500%, 11/01/2016	3,072,832
4,640	Total North Dakota	4,730,096
	Ohio – 0.4%

	Ohio Air Quality Development Authority, Ohio Power Company, Series A Mandatory Put 06/02/2014 @ 100
1,000	3.250%, 06/01/2041	1,010,850
	Oklahoma – 1.2%

	Cleveland County Public Facilities Authority, Norman Public Schools Project
2,000	3.500%, 06/01/2012	2,061,320

44	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Oklahoma (continued)

	Tulsa County Individual Educational Facilities Authority, Jenks Public School
$1,125	5.000%, 09/01/2014	$1,259,032
3,125	Total Oklahoma	3,320,352
	Oregon – 1.1%

	Medford Hospital Facilities Authority, Asante Health System (AGM)
2,840	5.000%, 08/15/2015	3,165,663
	Pennsylvania – 2.9%

	Allegheny County Airport Authority, Pittsburgh International Airport, Series A, (AGM) (AMT)
1,000	5.000%, 01/01/2016	1,059,440

	Philadelphia
4,000	5.000%, 08/01/2014	4,326,160

	Union County Hospital Authority, Evangelical Community Hospital
1,385	4.000%, 08/01/2015	1,395,997
1,440	4.250%, 08/01/2016	1,451,261
7,825	Total Pennsylvania	8,232,858
	Puerto Rico – 0.8%

	Puerto Rico Commonwealth Public Improvement Series A
2,250	4.000%, 07/01/2011	2,261,272
	South Carolina – 2.3%

	Georgetown County Pollution Control Facilities, International Paper Company Project, Series A
1,500	5.125%, 02/01/2012	1,533,165

	Richland County Environmental Improvement, Series A
1,000	4.600%, 09/01/2012	1,032,070

	Scago Public Facilities Corporation, Lancaster County Project (AGC)
3,315	3.500%, 12/01/2011	3,365,852

	South Carolina Jobs-Economic Development Authority, Palmetto Health
500	5.000%, 08/01/2015	522,640
6,315	Total South Carolina	6,453,727
	South Dakota – 0.5%

	South Dakota Health & Educational Facilities Authority, Sanford Health
1,305	4.500%, 11/01/2015	1,408,043
	Tennessee – 1.6%

	Memphis-Shelby County Airport Authority, Series B (AMT)
1,000	5.000%, 07/01/2016	1,076,240

	Memphis-Shelby County Sports Authority, Memphis Arena Project Series B
1,270	5.500%, 11/01/2020	1,413,269

	Metropolitan Nashville Airport Authority, Series A
1,800	5.000%, 07/01/2016	2,016,540
4,070	Total Tennessee	4,506,049
	Texas – 5.2%

	Dallas Fort Worth International Airport, Series A
1,000	5.000%, 11/01/2021	1,050,590

	Harrison County Health Facilities, Good Shepherd Health Systems
1,000	4.000%, 07/01/2015	992,370

	Lower Colorado River Authority (AMBAC)
2,615	5.000%, 05/15/2012	2,738,062

	Lower Colorado River Authority (AMBAC) (ETM)
70	5.000%, 05/15/2012	72,999

	Tarrant County Cultural Education Facilities, CC Young Memorial Home, Series B-2
2,000	6.500%, 02/15/2014	1,928,760

Nuveen Investments	45

Portfolio of Investments

Nuveen Short Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Texas (continued)

	Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Hendrick Medical Center, Series A (AGC)
$1,425	4.000%, 09/01/2015	$1,500,625
1,070	4.000%, 09/01/2016	1,123,361
1,355	4.375%, 09/01/2018	1,407,154

	Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Mirador Project, Series B-2
2,000	6.250%, 11/15/2014	1,953,240

	Tarrant County Cultural Education Facilities, Finance Corporation, Retirement Facility, Stayton at Museum Way Series C-2
2,000	6.500%, 11/15/2014	1,973,280
14,535	Total Texas	14,740,441
	Virgin Islands – 0.4%

	Virgin Islands Public Finance Authority, Series B
1,000	5.000%, 10/01/2019	1,068,290
	Virginia – 4.8%

	Virginia Housing Development Authority, Commonwealth Mortgage, Series D1 (AMT)
7,000	4.300%, 01/01/2014	7,229,950

	Virginia Public Building Authority, Series A
6,000	5.000%, 08/01/2014	6,487,860
13,000	Total Virginia	13,717,810
	Washington – 1.2%

	Port Seattle, Series C (AMT)
1,000	5.000%, 02/01/2016	1,087,100

	Washington Health Care Facilities Authority, Central Washington Health Services
1,225	5.000%, 07/01/2013	1,271,121
1,150	5.000%, 07/01/2014	1,200,255
3,375	Total Washington	3,558,476
	Wisconsin – 0.7%

	Wisconsin Health & Educational Facilities Authority, Aurora Health Care, Series A
1,000	5.000%, 04/15/2016	1,055,210

	Wisconsin Health & Educational Facilities Authority, St. John’s Communities
1,000	5.400%, 09/15/2014	972,030
2,000	Total Wisconsin	2,027,240
	Wyoming – 0.4%

	Natrona County Hospitals, Wyoming Medical Center
200	4.000%, 09/15/2014	206,510
530	4.000%, 09/15/2015	542,884
300	4.000%, 09/15/2016	305,238
1,030	Total Wyoming	1,054,632
210,920	Total Municipal Bonds (cost $217,038,656)	220,784,424

Principal Amount (000)/ Shares	Description ▲	Value
	Short-Term Investments – 21.7%

	Money Market Funds – 1.9%

5,447,783	First American Tax Free Obligations Fund, Class Z 0.053% Ω	5,447,783

	Variable Rate Demand Notes – 19.8%

	California Financial Authority, Goodwill Industries - Orange County
5,385	0.330%, 10/01/2033 ❖	5,385,000

	Cleveland-Cuyahoga County Port Authority, Carnegie/89th Garage Project
7,610	0.240%, 01/01/2037 ❖	7,610,000

46	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Variable Rate Demand Notes (continued)

	Cohasset Power & Light Company Project Series A
$5,420	0.270%, 06/01/2020 ❖	$5,420,000

	Colorado Educational & Cultural Facilities Authority, Denver Seminary Project
2,465	0.380%, 07/01/2034 ❖	2,465,000

	Glendale Individual Development Authority, Senior Living Facilities, Friendship Retirement Corporation
5,500	0.380%, 01/01/2027 ❖	5,500,000

	Houston Higher Education Finance Corporation, Rice University Project Series A
3,000	0.240%, 11/15/2029 ❖	3,000,000

	Houston Independent School District, Schoolhouse
2,735	0.260%, 06/15/2031 ❖	2,735,000

	Indiana Health Facilities, Financing Authority, Anthony Wayne Rehabilitation Center
2,270	0.380%, 02/01/2031 ❖	2,270,000

	Lake Oswego Redevelopment Agency Tax Increment Series A
2,265	0.380%, 06/01/2020 ❖	2,265,000

	Massachusetts Bay Transportation Authority Series A-2
3,000	0.270%, 07/01/2026 ❖	3,000,000

	Milwaukee Redevelopment Authority, Yankee Hill Apartments
1,100	0.280%, 09/01/2025 ❖	1,100,000

	New Hanover County Schools
3,390	0.280%, 02/01/2026 ❖	3,390,000

	New York City Transitional Finance Authority, Pierpont Morgan Library
3,300	0.220%, 02/01/2034 ❖	3,300,000

	Philadelphia Gas Works Series C
2,000	0.260%, 08/01/2031 ❖	2,000,000

	South Fulton Municipal Regional Water & Sewer Authority
6,900	0.250%, 01/01/2033 ❖	6,900,000
$56,340	Total Variable Rate Demand Notes	56,340,000
	Total Short-Term Investments (cost $61,787,783)	61,787,783
	Total Investments – 99.1% (cost $278,826,439)	282,572,207
	Other Assets Less Liabilities – 0.9%	2,564,362
	Net Assets – 100.0%	$285,136,569

▲	All percentages shown in the Portfolio of Investments are based on net assets.

Δ	During July 2010, the original issure for this security (1,000,000 par, 5.50% coupon and May 15, 2011 maturity) was restructured into two new securities. The first security, which is 70% of the original issue, has a 700,000 par, 5.100% coupon and May 15, 2014 maturity. The second security, which is the remaining 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. At the end of the reporting period, the Adviser continues to accrue interest on the 700,000 par security.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

❖	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

(ETM)	Escrowed to maturity.

Nuveen Investments	47

Portfolio of Investments

Nuveen Tax Free Fund

(formerly known as First American Tax Free Fund)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Municipal Bonds – 98.2%

	Alabama – 0.1%

	Camden Industrial Development Board, Weyerhaeuser Company Project, Series B (Pre-refunded 12/01/2013) (AMT)

$350	6.375%, 12/01/2024	$398,972
	Alaska – 1.1%

	Alaska International Airports, Series A (AMT)
5,000	5.000%, 10/01/2027	4,855,300
	Arizona – 8.9%

	Arizona Health Facilities Authority, Blood Systems
300	4.750%, 04/01/2025	290,337

	Arizona Health Facilities Authority, The Terraces Project, Series A (Pre-refunded 11/15/2013)
3,055	7.500%, 11/15/2023	3,523,545

	Arizona School Facilities Board
500	5.250%, 09/01/2023	516,085

	Arizona State University Nanotechnology Project, Series A (AGC)
200	5.000%, 03/01/2034	200,050

	Chandler
500	4.375%, 07/01/2028	505,190

	Cottonwood Water, Senior Lien (SGI)
250	5.000%, 07/01/2017	270,045

	Gila County Unified School District #10, Payson School Improvement Project of 2006, Series A (AMBAC)
6,630	5.250%, 07/01/2022	7,021,303

	Gilbert Public Facilities Municipal Property
500	5.500%, 07/01/2027	530,680

	Glendale Industrial Development Authority
200	4.625%, 12/01/2027	166,996

	Glendale Industrial Development Authority, John C. Lincoln Health Network
100	5.000%, 12/01/2032	83,427

	Glendale Industrial Development Authority, Midwestern University
500	5.000%, 05/15/2031	468,120

	Greater Arizona Development Authority, Infrastructure, Series B
750	5.250%, 08/01/2026	760,005

	Greater Arizona Development Authority, Infrastructure, Pinal County Road Project, Series 1 (NATL)
750	4.500%, 08/01/2025	732,210

	Greenlee County School District #18, Morenci School Improvement
165	5.000%, 07/01/2012	170,410

	Marana Municipal Property, Series A
250	5.000%, 07/01/2028	253,745

	Maricopa County Hospital, Sun Health Corporation (Pre-refunded 04/01/2024)
200	5.000%, 04/01/2025	219,768

	Maricopa County Industrial Development Authority, Catholic Healthcare West, Series A
500	5.375%, 07/01/2023	507,085
3,600	5.250%, 07/01/2032	3,351,780

	Maricopa County Industrial Development Authority, Senior Living Healthcare, Immanuel Care, Series A (GNMA)
750	4.850%, 08/20/2026	750,742
500	5.000%, 08/20/2035	468,250

	Northern Arizona University, Research Projects (AMBAC)
140	5.000%, 09/01/2023	141,485

	Peoria Improvement District #0601
465	4.250%, 01/01/2022	479,885

48	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Arizona (continued)

	Peoria Municipal Development Authority
$310	5.000%, 07/01/2015	$352,303

	Phoenix Civic Improvement, Junior Lien, Series A
4,000	5.000%, 07/01/2031	3,989,640

	Pima County Unified School District #1, Tucson School Improvement Project of 2004 Series C (FGIC) (NATL)
730	5.000%, 07/01/2027	746,673

	Pima County Unified School District #1, Tucson School Improvement Project of 2004, Series C, (Pre-refunded 07/01/2017) (FGIC) (NATL)
270	5.000%, 07/01/2027	318,954

	Pinal County
400	5.000%, 12/01/2014	432,212

	Pinal County Industrial Development Authority, Correctional Facilities Contract, Florence West Prison Project, Series A (ACA)
250	5.000%, 10/01/2016	253,305

	Pinal County Unified School District #1, Florence School Improvement Project of 2006, Series A (FGIC) (NATL)
1,000	5.000%, 07/01/2027	1,019,070

	Queen Creek Improvement District #001
300	5.000%, 01/01/2020	300,183

	Scottsdale Industrial Development Authority, Scottsdale Healthcare, Series A
1,000	5.000%, 09/01/2022	1,006,040

	Scottsdale Municipal Property Corporation, Excise Tax, Series C, Convertible CABs (AMBAC)
500	0.000% through 07/01/2013, thereafter 4.550%, 07/01/2021	477,540

	Scottsdale Municipal Property Corporation, Excise Tax, Water and Sewer Development Project, Series A
4,300	5.000%, 07/01/2021	4,777,773

	Tempe Industrial Development Authority, Friendship Village Project, Series A
1,178	5.375%, 12/01/2013	1,121,574

	Tucson
250	5.500%, 07/01/2018	291,825

	University Medical Center Corporation
215	5.000%, 07/01/2016	224,350
450	5.000%, 07/01/2024	431,721

	Yavapai County Industrial Development Authority, Waste Management Incorporated Project, Series A1 (AMT)
400	4.900%, 03/01/2028	368,672

	Yavapai County Industrial Development Authority, Yavapai Regional Medical Center Series A
100	6.000%, 08/01/2033	97,122

	Yavapai County Industrial Development Authority, Yavapai Regional Medical Center, Series A (RAAI)
375	5.250%, 08/01/2021	374,584

	Yuma Improvement District #68
365	4.700%, 01/01/2021	349,418
37,198	Total Arizona	38,344,102
	California – 7.9%

	California Department of Water Resources, Central Valley Project, Series AE
2,000	5.000%, 12/01/2021	2,240,380

	California Pollution Control Financing Authority, Solid Waste Disposal, Waste Management Incorporated Project, Series C (AMT) (GTY)
5,000	5.125%, 11/01/2023	5,002,700

	California Statewide Communities Development Authority, St. Joseph Series B (FGIC)
1,050	5.450%, 07/01/2026	1,042,955

	California Statewide Communities Development Authority, St. Joseph, Series C (FGIC)
1,050	5.450%, 07/01/2026	1,042,954

Nuveen Investments	49

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	California (continued)

	Davis Redevelopment Agency, Davis Redevelopment Project, Series A
$400	7.000%, 12/01/2036	$406,688

	Loma Linda University Medical Center, Series A
1,500	8.250%, 12/01/2038	1,609,725

	Lynwood Redevelopment Agency, Project Area A, Series A
500	7.000%, 09/01/2031	503,955

	Poway Unified School District, Election of 2008, District 2007-1-A, Zero Coupon Bond
3,775	0.000%, 08/01/2023	1,825,930

	Rialto Unified School District, Election of 2010, Series A, Convertible CABs (AGM)
15,000	0.000% through 08/01/2026, thereafter 7.350%, 08/01/2041 g	5,178,600

	San Francisco City & County Airports, International Airport, Series A
4,000	4.900%, 05/01/2029	3,948,200

	Santee Community Development, Santee Community Redevelopment Project, Series A
440	7.000%, 08/01/2031	451,339

	Southern California Public Power Authority, Transmission Project, Series A
4,000	5.000%, 07/01/2020	4,416,160

	Temecula Redevelopment Agency, Housing Redevelopment Project #1, Series A
500	6.750%, 08/01/2031	502,315

	Ventura County Area Housing Authority, Mira Vista Senior Apartments, Series A (AMBAC) (AMT)
1,000	5.000%, 12/01/2022	844,350

	Victor Valley Joint Union High School District, Election of 2008, Series A, Convertible CABs (AGC)
5,000	0.000% through 08/01/2019, thereafter 5.750%, 08/01/2031 g	2,892,350

	Westminster School District, Series A1, Zero Coupon Bond (AGC)
2,485	0.000%, 08/01/2026	940,697
1,405	0.000%, 08/01/2028	451,370
2,920	0.000%, 08/01/2029	872,145
52,025	Total California	34,172,813
	Colorado – 3.2%

	Colorado Health Facilities Authority, Covenant Retirement Communities, Series B
1,150	6.125%, 12/01/2033	1,092,695

	Colorado Health Facilities Authority, Evangelical Lutheran
2,500	5.900%, 10/01/2027	2,507,950
2,000	5.000%, 06/01/2029	1,803,440

	Colorado Health Facilities Authority, Sisters of Charity of Leavenworth, Series B
5,000	5.250%, 01/01/2025	5,122,100

	Colorado Housing & Finance Authority, Solid Waste Disposal, Waste Management Incorporated Project (AMT)
1,590	5.700%, 07/01/2018	1,694,209

	Denver City & County Airport System, Series A
1,500	5.000%, 11/15/2021	1,639,050
13,740	Total Colorado	13,859,444
	Delaware – 1.4%

	Delaware Transportation Authority, Transportation System
5,000	5.000%, 07/01/2019	5,862,500
	Florida – 2.8%

	Halifax Hospital Medical Center, Series A
375	5.000%, 06/01/2038	322,845

	Palm Beach County Health Facilities Authority, Retirement Community, Acts Retirement Life, Series A
10,000	4.500%, 11/15/2036	7,443,400

	Palm Beach County School Board (FGIC) (NATL)
2,415	5.000%, 08/01/2018	2,622,883

	Port St. Lucie, Southwest Annexation District 1-B (NATL)
2,000	5.000%, 07/01/2033	1,650,040
14,790	Total Florida	12,039,168

50	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Georgia – 3.6%

	DeKalb County Hospital Authority, DeKalb Medical Center Incorporated Project
$4,000	6.000%, 09/01/2030	$3,751,960

	Fulton County Development Authority, Georgia Tech Athletic Association
5,000	5.750%, 10/01/2041	5,029,800

	Fulton County Development Authority, Maxon Atlantic Station, Series A, Mandatory Put 03/01/2015 @ 100 (AMT)
2,300	5.125%, 03/01/2026	2,240,292

	Fulton County Residential Care Facilities, Canterbury Court Project, Series A
1,500	6.125%, 02/15/2026	1,328,580
2,500	6.125%, 02/15/2034	2,110,650

	Georgia Municipal Electric Authority Power, Series BB (IBC) (NATL)
1,000	5.250%, 01/01/2025	1,046,200
16,300	Total Georgia	15,507,482
	Hawaii – 1.0%

	Hawaii Department of Budget & Finance, Special Purpose, 15 Craigside Project, Series A
1,000	8.750%, 11/15/2029	1,078,670
1,250	9.000%, 11/15/2044	1,355,175

	Hawaii Department of Budget & Finance, Special Purpose, Kahala Nui Project, Series A
2,000	8.000%, 11/15/2033	2,091,240
4,250	Total Hawaii	4,525,085
	Idaho – 0.2%

	Idaho Health Facilities Authority, Trinity Health Group, Series B
750	6.250%, 12/01/2033	793,042
	Illinois – 7.7%

	Chicago Illinois Board of Education, Series C
2,000	5.000%, 12/01/2020	2,079,780

	Illinois Finance Authority, Franciscan Communities, Series A
400	5.500%, 05/15/2037	287,820

	Illinois Finance Authority, Illinois Institute of Technology
3,500	7.125%, 02/01/2034	3,208,065

	Illinois Finance Authority, Landing at Plymouth Place Project, Series A
2,300	6.000%, 05/15/2037	1,824,475

	Illinois Finance Authority, Roosevelt University
2,000	6.250%, 04/01/2029	2,001,160
2,800	5.500%, 04/01/2037	2,483,012

	Illinois Finance Authority, Rush University Medical Center, Obligated Group Series A
3,680	7.250%, 11/01/2030	3,982,386

	Illinois Finance Authority, Rush University Medical Center, Obligated Group, Series C
1,265	6.625%, 11/01/2039	1,302,532

	Illinois Finance Authority, Silver Cross Hospital & Medical Centers
3,230	5.500%, 08/15/2030	2,769,725
5,000	6.875%, 08/15/2038	4,977,950

	Illinois Finance Authority, Three Crowns Park Plaza, Series A
100	5.875%, 02/15/2026	92,231

	Illinois Health Facilities Authority, Covenant Retirement Communities
4,500	5.875%, 12/01/2031	4,173,345

	Illinois Health Facilities Authority, Covenant Retirement Communities, Series A (RAAI)
4,000	5.500%, 12/01/2022	3,944,240
34,775	Total Illinois	33,126,721

Nuveen Investments	51

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Indiana – 2.6%

	Anderson Economic Development, Anderson University Project
$425	5.000%, 10/01/2032	$315,469

	Indiana Health & Educational Facilities Financing Authority, Community Foundation
2,830	5.500%, 03/01/2037	2,552,688

	Indiana Health & Educational Facilities Financing Authority, Schneck Memorial Hospital Project, Series A
400	5.250%, 02/15/2030	362,656

	Indiana Municipal Power Agency, Power Supply, Series B (NATL)
1,000	6.000%, 01/01/2012	1,035,260

	Indiana Transportation Finance Authority, Series A (AMBAC)
2,000	5.750%, 06/01/2012	2,060,200

	Portage Economic Development, Ameriplex Project
1,000	5.000%, 07/15/2023	961,030
775	5.000%, 01/15/2027	713,070

	Vigo County Hospital Authority, Union Hospital
3,000	8.000%, 09/01/2041	3,003,660
11,430	Total Indiana	11,004,033
	Iowa – 0.1%

	Muscatine Electric (ETM)
280	6.700%, 01/01/2013	298,192
	Kansas – 1.6%

	Kansas Department of Transportation, Series B2
500	5.000%, 09/01/2022	562,680

	Kansas Development Finance Authority, Adventist Health System
4,500	5.500%, 11/15/2029	4,683,330

	Olathe Senior Living Facility, Catholic Care Campus, Series A
2,000	6.000%, 11/15/2038	1,674,700
7,000	Total Kansas	6,920,710
	Kentucky – 0.6%

	Pikeville Hospital Revenue, Pikeville Medical Center
2,500	6.500%, 03/01/2041	2,510,525
	Louisiana – 0.2%

	Jefferson Parish, Home Mortgage Authority, (ETM) (FGIC) (FHA) (VA)
1,000	7.100%, 08/01/2011	1,016,220
	Maryland – 1.0%

	Frederick County, Series C
3,685	5.000%, 12/01/2020	4,354,712
	Massachusetts – 2.0%

	Massachusetts Development Finance Agency, Health Care Facility, AdventCare Project, Series A
2,850	6.750%, 10/15/2037	2,456,273

	Massachusetts Development Finance Agency, Senior Living Facility, Groves-Lincoln Series A
1,000	7.875%, 06/01/2044	986,340

	Massachusetts Development Finance Agency, Senior Living Facility, Groves-Lincoln, Series B2
450	6.250%, 06/01/2014	440,671

	Massachusetts Educational Financing Authority, Issue I, Series B (AMT)
955	5.500%, 01/01/2023	973,718

	Massachusetts Health & Educational Facilities Authority, Suffolk University, Series A
3,000	5.750%, 07/01/2039	2,845,740

	Massachusetts Health & Educational Facilities Authority, UMass Memorial Issue, Series D
1,000	5.000%, 07/01/2033	836,310
9,255	Total Massachusetts	8,539,052

52	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Michigan – 2.8%

	Kalamazoo Hospital Finance Authority, Bronson Methodist Hospital, Series A (AGM)
$7,665	5.000%, 05/15/2026	$7,557,230

	Michigan Hospital Finance Authority, McLaren Health Care, Series A
1,000	5.250%, 05/15/2018	1,086,870

	Royal Oak Hospital Finance Authority, William Beaumont Hospital
3,000	8.000%, 09/01/2029	3,368,640
11,665	Total Michigan	12,012,740
	Minnesota – 3.2%

	Cuyuna Range Hospital District
1,000	5.200%, 06/01/2025	908,640

	Minneapolis Health Care System, Fairview Health Services, Series A
3,000	6.625%, 11/15/2028	3,225,180

	Minneapolis, Mozaic Parking Project, Series A
1,000	8.500%, 01/01/2041	1,006,990

	Minnesota Agricultural & Economic Development Board, Health Care System, Fairview Health Services, Series A
95	6.375%, 11/15/2029	95,300

	Monticello-Big Lake Community Hospital District, Health Care Facilities, Series C
2,995	6.200%, 12/01/2022	2,854,565

	Northern Municipal Power Agency, Series A1
1,000	5.000%, 01/01/2019	1,109,350

	Shakopee Health Care Facilities, St. Francis Regional Medical Center
1,000	5.250%, 09/01/2034	912,210

	St. Paul Housing & Redevelopment Hospital Authority, HealthEast Project
2,000	6.000%, 11/15/2025	1,860,560
2,000	6.000%, 11/15/2030	1,750,240
14,090	Total Minnesota	13,723,035
	Missouri – 0.8%

	Bi-State Development Agency, Missouri-Illinois Metropolitan District, St. Clair County Metrolink Project (AGM)
3,185	5.250%, 07/01/2027	3,379,795
	Montana – 1.1%

	Forsyth Pollution Control, Northwestern Corporation (AMBAC)
2,500	4.650%, 08/01/2023	2,576,550

	Montana Facility Finance Authority, Senior Living, St. John’s Lutheran Ministries Project, Series A
2,500	6.125%, 05/15/2036	2,087,675
5,000	Total Montana	4,664,225
	Nebraska – 1.1%

	Nebraska Public Power District, Series B
2,750	5.000%, 01/01/2020	3,031,270

	Washington County Wastewater Facilities, Cargill Incorporated Project (AMT)
1,700	5.900%, 11/01/2027	1,724,820
4,450	Total Nebraska	4,756,090
	Nevada – 1.2%

	Carson City Hospital, Carson-Tahoe Hospital
2,740	5.750%, 09/01/2031	2,498,140
	Carson City Hospital, Carson-Tahoe Hospital (Pre-refunded 09/01/2012)
2,260	5.750%, 09/01/2031	2,432,235

	Clark County Industrial Development, Southwest Gas Corporation Project, Series A (AMT) (FGIC)	65,494
80	4.750%, 09/01/2036
5,080	Total Nevada	4,995,869

Nuveen Investments	53

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	New Hampshire – 0.5%

	New Hampshire Health & Educational Facilities Authority, Covenant Health
$1,250	5.375%, 07/01/2024	$1,250,975

	New Hampshire Health & Educational Facilities Authority, Speare Memorial Hospital
800	5.875%, 07/01/2034	735,984
2,050	Total New Hampshire	1,986,959
	New York – 0.4%

	Troy Capital Resource, Rensselaer Polytechnic Institute Project, Series B
1,400	5.000%, 09/01/2020	1,525,916
	North Carolina – 1.3%

	North Carolina Medical Care Community Health Care Facilities, 1st Mortgage Presbyterian, Series B
1,500	5.200%, 10/01/2021	1,394,730

	North Carolina, Public Improvement, Series A (Pre-refunded 03/01/2015)
3,765	5.000%, 03/01/2021	4,315,707
5,265	Total North Carolina	5,710,437
	North Dakota – 0.3%

	West Fargo, Series A (AGC)
550	4.000%, 05/01/2017	567,556
540	4.000%, 05/01/2018	553,786
1,090	Total North Dakota	1,121,342
	Ohio – 1.3%

	Lake County Hospital Facilities, Lake Hospital System, Series C
3,250	5.625%, 08/15/2029	3,077,458

	Miami County Hospital Facilities, Refunding & Improvement, Upper Valley Medical Center
1,000	5.250%, 05/15/2026	978,210

	Ohio Higher Educational Facility, Baldwin-Wallace College Project
1,540	5.250%, 12/01/2019	1,648,924
5,790	Total Ohio	5,704,592
	Oregon – 2.5%

	Oregon Facilities Authority, Reed College Project, Series A
3,890	5.125%, 07/01/2041	3,975,697

	Portland Airport, Portland International (AMT)
7,155	5.000%, 07/01/2027	7,026,138
11,045	Total Oregon	11,001,835
	Pennsylvania – 3.4%

	Delaware County Authority College, Neumann College
1,000	6.125%, 10/01/2034	976,270

	Erie County Industrial Development Authority, International Paper Company Project, Series A (AMT)
1,350	5.000%, 11/01/2018	1,345,828

	Pennsylvania Economic Development Authority, Allegheny Energy Supply
5,000	7.000%, 07/15/2039	5,245,550

	Philadelphia
2,380	6.500%, 08/01/2041	2,477,866

	Philadelphia Gas Works, Ninth Series
2,000	5.000%, 08/01/2030	1,929,140

	State Public School Building Authority, Delaware County Community College Project (AGM)
1,600	5.000%, 10/01/2024	1,682,224

	Westmoreland County Industrial Development Authority, Redstone Retirement Community, Series A
1,200	5.750%, 01/01/2026	1,033,572
14,530	Total Pennsylvania	14,690,450

54	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Puerto Rico – 2.3%

	Puerto Rico Commonwealth, Series A
$550	5.000%, 07/01/2027	$512,380

	Puerto Rico Electric Power Authority, Series VV (NATL)
10,000	5.250%, 07/01/2029	9,515,700
10,550	Total Puerto Rico	10,028,080
	South Carolina – 1.1%

	Georgetown County Environmental Improvement, International Paper, Series A (AMT)
700	5.550%, 12/01/2029	675,199

	South Carolina Infrastructure, Series A
3,000	3.000%, 10/01/2024	2,825,610

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance Series A
1,250	6.125%, 08/01/2023	1,263,888

	South Carolina Jobs Economic Development Authority, Palmetto Health Alliance, Series C, (Pre-refunded 08/01/2013)
135	6.375%, 08/01/2034	151,860
5,085	Total South Carolina	4,916,557
	South Dakota – 4.0%

	Rapid City Airport, Series A
1,000	7.000%, 12/01/2035	1,025,500

	Rapid City Airport, Recovery Zone, Series B
2,500	7.000%, 12/01/2030	2,519,500

	Sioux Falls Health Facilities, Dow Rummel Village Project, Series A (Pre-refunded 11/15/2012)
2,270	6.625%, 11/15/2023	2,457,139

	South Dakota Economic Development Finance Authority, Pooled Loan Program - Davis Family, Series 4A (AMT)
1,400	6.000%, 04/01/2029	1,409,408

	South Dakota Economic Development Finance Authority, Pooled Loan Program - Spearfish Forest, Series A (AMT)
2,000	5.875%, 04/01/2028	2,020,280

	South Dakota Health & Educational Facilities Authority, Vocational Education Program (AGC)
6,750	5.500%, 08/01/2038	6,866,437

	South Dakota Health & Educational Facilities Authority, Westhills Village Retirement Community
1,250	5.000%, 09/01/2031	1,128,625
17,170	Total South Dakota	17,426,889
	Tennessee – 1.9%

	Claiborne County Industrial Development Board, Lincoln Memorial University Project
3,000	6.625%, 10/01/2039	3,022,860

	Johnson City Health & Educational Facilities Board, Mountain States Health, Series A (Pre-refunded 07/01/2012)
2,500	7.500%, 07/01/2033	2,734,325

	Shelby County
1,000	5.000%, 04/01/2020	1,152,250

	Shelby County Health, Educational, & Housing Facility Board, Methodist Healthcare (Pre-refunded 09/01/2012)
1,125	6.500%, 09/01/2021	1,211,063
7,625	Total Tennessee	8,120,498
	Texas – 15.0%

	Abilene Health Facilities Development, Sears Methodist Retirement Project
455	5.875%, 11/15/2018	388,384
	Abilene Health Facilities Development, Sears Methodist Retirement Project, Series A
2,280	5.875%, 11/15/2018	1,946,185

Nuveen Investments	55

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

Principal Amount (000)	Description ▲	Value

	Texas (continued)

	Brazos County Health Facilities, Franciscan Services Corporation, St. Joseph Regional
$3,635	5.000%, 01/01/2023	$3,574,841

	Bryan Electric System
3,500	5.000%, 07/01/2019	3,855,320

	Crawford Education Facilities, University of St. Thomas Project
1,300	5.250%, 10/01/2022	1,262,989
1,750	5.375%, 10/01/2027	1,631,472

	Fort Bend Independent School District, (ETM) (PSFG)
500	5.000%, 02/15/2014	557,765

	Harris County Health Facilities Development Corporation, Memorial Hermann Healthcare System, Series B
2,000	7.250%, 12/01/2035	2,175,860

	Harrison County Health Facilities, Good Shepherd Health Systems
3,000	5.250%, 07/01/2028	2,606,730

	Humble Independent School District, Series A (AGC)
2,635	5.250%, 02/15/2022	2,969,065

	Klein Independent School District, Series A (PSFG)
2,285	5.000%, 08/01/2023	2,604,649

	Lubbock Educational Facilities Authority, Lubbock Christian University
1,000	5.125%, 11/01/2027	915,990
2,500	5.250%, 11/01/2037	2,143,825

	North Texas Tollway Authority, Series C, Convertible CABs
5,440	0.000% through 09/01/2021, thereafter 6.750%, 09/01/2045 g	2,944,400

	North Texas Tollway Authority, First Tier, Series E3, Mandatory Put 01/01/2016 @ 100
4,500	5.750%, 01/01/2038	5,022,045

	Port Houston Authority, Harris County, Series D1
2,000	5.000%, 10/01/2030	2,109,840

	Red River Authority Sewer & Solid Waste Disposal, Excel Corporation Project (AMT)
3,775	6.100%, 02/01/2022	3,823,999

	San Antonio Electric & Gas
4,000	5.000%, 02/01/2025	4,311,320

	San Antonio Electric & Gas, Series A
10,000	5.250%, 02/01/2025	11,002,900

	San Marcos Certificates of Obligation (AGM)
1,000	5.000%, 08/15/2025	1,048,240
1,000	5.000%, 08/15/2027	1,035,110

	San Marcos Waterworks & Waste Water Systems (AGM)
1,000	5.000%, 08/15/2026	1,035,670

	Tarrant County Cultural Education Retirement Facility, Northwest Senior Housing, Edgemere Project, Series A
1,600	6.000%, 11/15/2026	1,520,896

	Travis County Health Facilities, Querencia Barton Creek Project
1,300	5.500%, 11/15/2025	1,119,534
4,100	5.650%, 11/15/2035	3,287,708
66,555	Total Texas	64,894,737
	Utah – 1.0%

	Intermountain Power Agency, Utah Power Supply, Series A (AMBAC)
365	6.500%, 07/01/2011	368,811

	Intermountain Power Agency, Utah Power Supply, Series A, (ETM) (AMBAC)
635	6.500%, 07/01/2011	641,845

	Utah Charter School Finance, George Washington Academy, Series A
3,520	8.000%, 07/15/2041	3,499,478
4,520	Total Utah	4,510,134

56	Nuveen Investments

Principal Amount (000)	Description ▲	Value

	Vermont – 0.4%

	Vermont Economic Development Authority, Wake Robin Corporation Project, Series A
$1,000	5.250%, 05/01/2026	$854,780

	Vermont Educational & Health Buildings, Vermont Law School Project, Series A
1,000	6.250%, 01/01/2033	1,000,610
2,000	Total Vermont	1,855,390
	Virginia – 0.2%

	Arlington County Industrial Development Authority, Berkeley Apartments (AMT) (FNMA)
1,000	5.850%, 12/01/2020	1,021,270
	Washington - 2.5%

	Energy Northwest Washington Electric, Project 3, Series A
2,500	5.000%, 07/01/2018	2,914,400

	Washington Health Care Facilities Authority, Central Washington Health Services
2,000	6.250%, 07/01/2024	2,068,900
2,000	7.000%, 07/01/2039	2,023,260

	Washington Higher Education Facilities Authority, Whitworth University Project
3,000	5.375%, 10/01/2029	2,866,500

	Washington Public Power Supply System, Nuclear Project #3, Series B
600	7.125%, 07/01/2016	752,544
10,100	Total Washington	10,625,604
	Wisconsin – 2.3%

	Oneida Tribe of Indians, Retail Sales Revenue
2,500	6.500%, 02/01/2031	2,603,175

	Wisconsin Health & Educational Facilities Authority, Beaver Dam Community Hospitals, Series A
2,000	6.750%, 08/15/2034	1,917,240

	Wisconsin Health & Educational Facilities Authority, Beloit College, Series A
1,225	6.125%, 06/01/2039	1,129,916

	Wisconsin Health & Educational Facilities Authority, Children’s Hospital of Wisconsin
2,000	5.250%, 08/15/2024	2,078,380

	Wisconsin Health & Educational Facilities Authority, Eastcastle Place Incorporated Project
1,000	6.000%, 12/01/2024	797,270

	Wisconsin Health & Educational Facilities Authority, New Castle Place Project, Series A
2,000	7.000%, 12/01/2031	1,598,100
10,725	Total Wisconsin	10,124,081
	Wyoming – 1.6%

	Natrona County Hospital, Wyoming Medical Center Project
2,250	6.350%, 09/15/2031	2,287,733

	Teton County Hospital District, St. John’s Medical Center
2,100	6.750%, 12/01/2022	2,084,859

	West Park Hospital District, West Park Hospital Project, Series A
2,650	7.000%, 06/01/2040	2,666,880
7,000	Total Wyoming	7,039,472
$446,298	Total Municipal Bonds (cost $426,703,715)	423,964,070

Shares	Description ▲	Value
	Short-Term Investments – 0.6%

	Money Market Funds – 0.6%

2,711,542	First American Tax Free Obligations Fund, Class Z, 0.053% Ω	2,711,542
	Total Short-Term Investments (cost $2,711,542)	2,711,542
	Total Investments – 98.8% (cost $429,415,257)	426,675,612
	Other Assets Less Liabilities – 1.2%	5,058,670
	Net Assets – 100.0%	$431,734,282

Nuveen Investments	57

Portfolio of Investments

Nuveen Tax Free Fund (continued)

April 30, 2011

▲	All percentages shown in the Portfolio of Investments are based on net assets.

Convertible Capital Appreciation Bonds (Convertible CABs) initially pay no interest but accrete in value from the date of issuance through the conversion date, at which time the bonds start to accrue and pay interest on a semi-annual basis until final maturity.

Ω	The rate shown is the annualized seven-day effective yield as of April 30, 2011.

(ETM)	Escrowed to maturity.

58	Nuveen Investments

Statement of Assets and Liabilities

April 30, 2011 (all dollars and shares are rounded to thousands (000), except for per share data)

	Intermediate Tax Free	Short Tax Free	Tax Free
Assets
Investments, at value (cost $707,207, $278,826 and $429,415, respectively)	$730,318	$282,572	$426,676
Receivables:
Interest	10,152	3,104	7,017
Shares sold	559	82	120
Other assets	5	6	5
Total assets	741,034	285,764	433,818
Liabilities
Payables:
Dividends	2,124	425	1,383
Investments purchased	561	—	—
Shares redeemed	439	42	374
Accrued expenses:
Management fees	397	120	221
12b-1 distribution and service fees	10	1	10
Other	125	39	96
Total liabilities	3,656	627	2,084
Net assets	$737,378	$285,137	$431,734
Class A Shares
Net assets	$59,548	$7,790	$44,625
Shares outstanding	5,535	780	4,312
Net asset value per share	$10.76	$9.98	$10.35
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 2.50% and 4.20%, respectively, of offering price)	$11.09	$10.24	$10.80
Class C1 Shares(1)
Net assets	$3,781	N/A	$5,654
Shares outstanding	350	N/A	549
Net asset value and offering price per share	$10.81	N/A	$10.29
Class I Shares(1)
Net assets	$674,049	$277,347	$381,455
Shares outstanding	62,835	27,792	36,837
Net asset value and offering price per share	$10.73	$9.98	$10.36
Net Assets Consist of:
Capital paid-in	$713,624	$281,674	$446,304
Undistributed (Over-distribution of) net investment income	239	522	410
Accumulated net realized gain (loss)	404	(805)	(12,241)
Net unrealized appreciation (depreciation)	23,111	3,746	(2,739)
Net assets	$737,378	$285,137	$431,734
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001
N/A	- Short Tax Free does not offer Class C1 Shares.
(1)	- Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	59

Statement of Operations (all dollars are rounded to thousands (000))

	Intermediate Tax Free		Short Tax Free		Tax Free
	Ten Months Ended 4/30/11	Year Ended 6/30/10	Ten Months Ended 4/30/11	Year Ended 6/30/10	Ten Months Ended 4/30/11	Year Ended 6/30/10
Investment Income
Interest and dividends from non-affiliated investments	$30,399	$35,115	$6,751	$6,735	$20,618	$25,384
Interest and dividends from affiliated investments	2	9	2	8	3	15
Total investment income	30,401	35,124	6,753	6,743	20,621	25,399
Expenses
Management fees	3,431	3,696	1,235	1,324	2,139	2,325
12b-1 service fees – Class A	108	116	17	16	91	104
12b-1 distribution and service fees – Class C1(1)	19	3	N/A	N/A	33	30
Administration fees	962	1,677	382	607	617	1,057
Shareholders’ servicing agent fees and expenses	90	75	51	60	78	80
Custodian’s fees and expenses	36	37	17	13	24	23
Directors’ fees and expenses	22	31	18	31	19	31
Professional fees	18	51	19	50	19	50
Shareholders’ reports – printing and mailing expenses	51	26	20	8	35	13
Federal and state registration fees	51	46	33	28	53	37
Other expenses	19	24	14	21	17	25
Total expenses before expense reimbursements	4,807	5,782	1,806	2,158	3,125	3,775
Expense reimbursement	(315)	(598)	(321)	(584)	(285)	(485)
Expense reimbursement from regulatory settlement	(11)	—	—	—	(98)	—
Net expenses	4,481	5,184	1,485	1,574	2,742	3,290
Net investment income (loss)	25,920	29,940	5,268	5,169	17,879	22,109
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from
investments	729	1,318	631	2,406	(5,413)	801
Change in net unrealized appreciation (depreciation) of investments	(11,689)	27,550	(1,305)	2,992	(8,937)	41,451
Net realized and unrealized gain (loss)	(10,960)	28,868	(674)	5,398	(14,350)	42,252
Net increase (decrease) in net assets from operations	$14,960	$58,808	$4,594	$10,567	$3,529	$64,361
N/A	– Short Tax Free does not offer Class C1 Shares.
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Changes in Net Assets (all dollars are rounded to thousands (000))

	Intermediate Tax Free
	Ten Months Ended 4/30/11	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income (loss)	$25,920	$29,940	$28,489
Net realized gain (loss) from:
Investments	729	1,318	(457)
Futures	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	(11,689)	27,550	(2,077)
Futures	—	—	—
Net increase (decrease) in net assets from operations	14,960	58,808	25,955
Distributions to Shareholders
From net investment income:
Class A	(1,957)	(1,856)	(1,243)
Class C1(1)	(93)	(16)	—
Class I(1)	(23,353)	(27,974)	(28,122)
From accumulated net realized gains:
Class A	(54)	—	(22)
Class C1(1)	(4)	—	—
Class I(1)	(639)	—	(483)
Decrease in net assets from distributions to shareholders	(26,100)	(29,846)	(29,870)
Fund Share Transactions
Proceeds from sale of shares	152,863	216,095	187,179
Proceeds from shares issued to shareholders due to reinvestment of distributions	3,355	3,479	3,565
	156,218	219,574	190,744
Cost of shares redeemed	(185,242)	(148,406)	(167,791)
Net increase (decrease) in net assets from Fund share transactions	(29,024)	71,168	22,953
Net increase (decrease) in net assets	(40,164)	100,130	19,038
Net assets at the beginning of period	777,542	677,412	658,374
Net assets at end of period	$737,378	$777,542	$677,412
Undistributed (Over-distribution of) net investment income at the end of period	$239	$(278)	$(372)

   (1) – Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Changes in Net Assets (continued) (all dollars are rounded to thousands (000))

	Short Tax Free
	Ten Months Ended 4/30/11	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income (loss)	$5,268	$5,169	$4,528
Net realized gain (loss) from:
Investments	631	2,406	34
Futures	—	—	(2,092)
Change in net unrealized appreciation (depreciation) of:
Investments	(1,305)	2,992	2,012
Futures	—	—	70
Net increase (decrease) in net assets from operations	4,594	10,567	4,552
Distributions to Shareholders
From net investment income:
Class A	(122)	(116)	(68)
Class C1(1)	N/A	N/A	N/A
Class I(1)	(4,618)	(5,052)	(4,419)
From accumulated net realized gains:
Class A	—	—	—
Class C1(1)	N/A	N/A	N/A
Class I(1)	—	—	—
Decrease in net assets from distributions to shareholders	(4,740)	(5,168)	(4,487)
Fund Share Transactions
Proceeds from sale of shares	146,465	260,317	101,444
Proceeds from shares issued to shareholders due to reinvestment of distributions	338	381	265
	146,803	260,698	101,709
Cost of shares redeemed	(179,471)	(130,472)	(65,741)
Net increase (decrease) in net assets from Fund share transactions	(32,668)	130,226	35,968
Net increase (decrease) in net assets	(32,814)	135,625	36,033
Net assets at the beginning of period	317,951	182,326	146,293
Net assets at end of period	$285,137	$317,951	$182,326
Undistributed (Over-distribution of) net investment income at the end of period	$522	$(6)	$(7)
N/A	– Short Tax Free does not offer Class C1 Shares.
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

62	Nuveen Investments

	Tax Free
	Ten Months Ended 4/30/11	Year Ended 6/30/10	Year Ended 6/30/09
Operations
Net investment income (loss)	$17,879	$22,109	$21,396
Net realized gain (loss) from:
Investments	(5,413)	801	(5,558)
Futures	—	—	(676)
Change in net unrealized appreciation (depreciation) of:
Investments	(8,937)	41,451	(24,517)
Futures	—	—	—
Net increase (decrease) in net assets from operations	3,529	64,361	(9,355)
Distributions to Shareholders
From net investment income:
Class A	(1,641)	(1,996)	(1,662)
Class C1(1)	(181)	(193)	(138)
Class I(1)	(15,255)	(20,293)	(19,833)
From accumulated net realized gains:
Class A	—	—	(51)
Class C1(1)	—	—	(5)
Class I(1)	—	—	(587)
Decrease in net assets from distributions to shareholders	(17,077)	(22,482)	(22,276)
Fund Share Transactions
Proceeds from sale of shares	79,316	122,455	106,010
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,797	2,262	2,020
	81,113	124,717	108,030
Cost of shares redeemed	(131,631)	(90,562)	(144,068)
Net increase (decrease) in net assets from Fund share transactions	(50,518)	34,155	(36,038)
Net increase (decrease) in net assets	(64,066)	76,034	(67,669)
Net assets at the beginning of period	495,800	419,766	487,435
Net assets at end of period	$431,734	$495,800	$419,766
Undistributed (Over-distribution of) net investment income at the end of period	$410	$(391)	$(9)
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

Financial Highlights

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (12/87)
Year Ended 4/30
2011(e)	$10.90	$.36	$(.14)	$.22	$(.35)	$(.01)	$(.36)	$10.76	2.00%
Year Ended 6/30
2010	10.46	.43	.44	.87	(.43)	—	(.43)	10.90	8.42
2009	10.51	.45	(.03)	.42	(.46)	(.01)	(.47)	10.46	4.09
2008	10.63	.44	(.09)	.35	(.43)	(.04)	(.47)	10.51	3.33
2007	10.63	.44	.01	.45	(.44)	(.01)	(.45)	10.63	4.27
2006(f)	10.92	.32	(.26)	.06	(.32)	(.03)	(.35)	10.63	.56
Year Ended 9/30
2005	11.18	.44	(.19)	.25	(.45)	(.06)	(.51)	10.92	2.31
CLASS C1 (10/09)(g)
Year Ended 4/30
2011(e)	10.94	.31	(.13)	.18	(.30)	(.01)	(.31)	10.81	1.61
Year Ended 6/30
2010(h)	10.76	.25	.18	.43	(.25)	—	(.25)	10.94	4.05
CLASS I (2/94)(g)
Year Ended 4/30
2011(e)	10.87	.36	(.14)	.22	(.35)	(.01)	(.36)	10.73	2.08
Year Ended 6/30
2010	10.43	.44	.44	.88	(.44)	—	(.44)	10.87	8.50
2009	10.49	.45	(.04)	.41	(.46)	(.01)	(.47)	10.43	4.05
2008	10.61	.44	(.08)	.36	(.44)	(.04)	(.48)	10.49	3.41
2007	10.61	.45	.01	.46	(.45)	(.01)	(.46)	10.61	4.43
2006(f)	10.90	.33	(.26)	.07	(.33)	(.03)	(.36)	10.61	.67
Year Ended 9/30
2005	11.16	.46	(.19)	.27	(.47)	(.06)	(.53)	10.90	2.47

64	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$59,548	.91	%*	3.78	%*	.72	%*	3.96	%*	9%

59,606	1.02		3.74		.75		4.01		10
35,017	1.02		4.02		.75		4.29		13
27,554	1.02		3.85		.77		4.10		19
29,687	1.02		3.91		.85		4.08		27
32,521	1.05	*	3.75	*	.85	*	3.95	*	15

34,658	1.05		3.78		.85		3.98		15

3,781	1.34	*	3.38	*	1.31	*	3.41	*	9

1,484	1.42	*	3.37	*	1.35	*	3.44	*	10

674,049	.70	*	3.98	*	.66	*	4.02	*	9

716,452	.77		3.98		.70		4.05		10
642,395	.77		4.27		.70		4.34		13
630,820	.77		4.10		.70		4.17		19
554,618	.77		4.16		.70		4.23		27
596,306	.80	*	4.00	*	.70	*	4.10	*	15

641,141	.80		4.03		.70		4.13		15
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the ten months ended April 30, 2011.
(f)	For the nine months ended June 30, 2006.
(g)	Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.
(h)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SHORT TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (10/02)
Year Ended 4/30
2011(e)	$9.98	$.16	$(.02)	$.14	$(.14)	$—	$(.14)	$9.98	1.41%
Year Ended 6/30
2010	9.74	.20	.22	.42	(.18)	—	(.18)	9.98	4.38
2009	9.79	.28	(.07)	.21	(.26)	—	(.26)	9.74	2.17
2008	9.70	.30	.10	.40	(.31)	—	(.31)	9.79	4.17
2007	9.68	.28	.03	.31	(.29)	—	(.29)	9.70	3.22
2006(f)	9.78	.19	(.09)	.10	(.20)	—	(.20)	9.68	1.02
Year Ended 9/30
2005	9.96	.24	(.17)	.07	(.25)	—	(.25)	9.78	.83
CLASS I (10/02)(g)
Year Ended 4/30
2011(e)	9.98	.17	(.02)	.15	(.15)	—	(.15)	9.98	1.54
Year Ended 6/30
2010	9.74	.20	.24	.44	(.20)	—	(.20)	9.98	4.53
2009	9.79	.27	(.05)	.22	(.27)	—	(.27)	9.74	2.32
2008	9.70	.31	.10	.41	(.32)	—	(.32)	9.79	4.33
2007	9.68	.31	.01	.32	(.30)	—	(.30)	9.70	3.37
2006(f)	9.78	.21	(.10)	.11	(.21)	—	(.21)	9.68	1.13
Year Ended 9/30
2005	9.96	.26	(.18)	.08	(.26)	—	(.26)	9.78	.67

66	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$7,790	.89	%*	1.73	%*	.71	%*	1.91	%*	21%

7,168	1.06		1.49		.74		1.81		45
3,376	1.11		2.35		.75		2.71		70
2,308	1.11		2.69		.75		3.05		58
2,410	1.08		2.61		.75		2.94		57
3,321	1.08	*	2.32	*	.75	*	2.65	*	22

4,103	1.06		2.15		.75		2.46		37

277,347	.67	*	1.94	*	.55	*	2.06	*	21

310,783	.81		1.74		.59		1.96		45
178,950	.86		2.58		.60		2.84		70
143,985	.86		2.94		.60		3.20		58
161,468	.83		2.86		.60		3.09		57
235,900	.83	*	2.57	*	.60	*	2.80	*	22

329,647	.81		2.41		.60		2.62		37
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the ten months ended April 30, 2011.
(f)	For the nine months ended June 30, 2006.
(g)	Effective January 18, 2011, Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)	Net Realized/ Unrealized Gain (Loss)(a)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
CLASS A (11/96)
Year Ended 4/30
2011(e)	$10.61	$.39	$(.29)	$.10	$(.36)	$—	$(.36)	$10.35	0.98%
Year Ended 6/30
2010	9.65	.49	.97	1.46	(.50)	—	(.50)	10.61	15.32
2009	10.26	.48	(.59)	(.11)	(.48)	(.02)	(.50)	9.65	(.80)
2008	10.77	.45	(.46)	(.01)	(.44)	(.06)	(.50)	10.26	(.05)
2007	10.86	.45	—	.45	(.45)	(.09)	(.54)	10.77	4.16
2006(f)	11.10	.35	(.20)	.15	(.35)	(.04)	(.39)	10.86	1.37
Year Ended
2005	11.18	.47	.03	.50	(.47)	(.11)	(.58)	11.10	4.51
CLASS C1 (9/01)(g)
Year Ended 4/30
2011(e)	10.56	.33	(.28)	.05	(.32)	—	(.32)	10.29	0.43
Year Ended 6/30
2010	9.61	.43	.96	1.39	(.44)	—	(.44)	10.56	14.60
2009	10.21	.42	(.57)	(.15)	(.43)	(.02)	(.45)	9.61	(1.30)
2008	10.72	.39	(.45)	(.06)	(.39)	(.06)	(.45)	10.21	(.61)
2007	10.81	.40	.01	.41	(.41)	(.09)	(.50)	10.72	3.76
2006(f)	11.05	.32	(.20)	.12	(.32)	(.04)	(.36)	10.81	1.06
Year Ended
2005	11.13	.42	.03	.45	(.42)	(.11)	(.53)	11.05	4.13
CLASS I (11/96)(g)
Year Ended 4/30
2011(e)	10.62	.39	(.28)	.11	(.37)	—	(.37)	10.36	1.07
Year Ended 6/30
2010	9.66	.49	.97	1.46	(.50)	—	(.50)	10.62	15.36
2009	10.27	.49	(.59)	(.10)	(.49)	(.02)	(.51)	9.66	(.75)
2008	10.78	.46	(.46)	—	(.45)	(.06)	(.51)	10.27	.04
2007	10.87	.48	—	.48	(.48)	(.09)	(.57)	10.78	4.42
2006(f)	11.11	.37	(.20)	.17	(.37)	(.04)	(.41)	10.87	1.57
Year Ended
2005	11.19	.50	.02	.52	(.49)	(.11)	(.60)	11.11	4.77

68	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$44,625	.95	%*	4.18	%*	.70	%*	4.43	%*	30%

45,885	1.04		4.41		.75		4.70		25
35,276	1.04		4.78		.75		5.07		34
35,557	1.02		4.04		.78		4.28		52
37,760	1.03		4.00		.95		4.08		31
36,519	1.06	*	4.17	*	.95	*	4.28	*	13

38,205	1.06		4.09		.95		4.20		8

5,654	1.37	*	3.76	*	1.29	*	3.83	*	30

5,698	1.44		4.00		1.35		4.09		25
3,442	1.44		4.39		1.35		4.48		34
3,104	1.43		3.64		1.35		3.72		52
2,495	1.51		3.51		1.35		3.67		31
2,210	1.81	*	3.41	*	1.35	*	3.87	*	13

2,712	1.81		3.34		1.35		3.80		8

381,455	.72	*	4.39	*	.64	*	4.47	*	30

444,217	.79		4.68		.70		4.77		25
381,048	.79		5.01		.70		5.10		34
448,774	.78		4.28		.70		4.36		52
539,360	.78		4.24		.70		4.32		31
455,910	.81	*	4.42	*	.70	*	4.53	*	13

436,303	.81		4.34		.70		4.45		8
(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the ten months April 30, 2011.
(f)	For the nine months ended June 30, 2006.
(g)	Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Notes to Financial Statements (all dollars and shares are rounded to thousands (000))

1. General Information and Significant Accounting Policies

General Information

On July 28, 2010, U.S. Bancorp, the indirect parent company of FAF Advisors, Inc. (“FAF Advisors”), entered into an agreement to sell a portion of FAF Advisors’ asset management business to Nuveen Investments, Inc. (“Nuveen”). Included in the sale was the part of FAF Advisors’ asset management business that advises the funds included in this report. The sale closed on December 31, 2010 (the “Sale”).

In connection with the Sale, the funds’ Board of Directors was asked to consider and approve new investment advisory agreements for the funds with Nuveen Asset Management, a wholly-owned subsidiary of Nuveen. The new investment advisory agreements for each fund were submitted to the funds’ shareholders for approval and took effect on January 1, 2011. Effective January 1, 2011, the funds’ adviser, Nuveen Asset Management, changed its name to Nuveen Fund Advisors, Inc. (“Nuveen Fund Advisors” or the “Adviser”). Concurrently, the Adviser formed a wholly-owned subsidiary, Nuveen Asset Management, LLC (the “Sub-Adviser”), to house its portfolio management capabilities and to serve as the funds’ sub-adviser, and the funds’ portfolio managers became employees of the Sub-Adviser. This allocation of responsibilities between the Adviser and the Sub-Adviser affects each of the funds. The Adviser will compensate the Sub-Adviser for the portfolio management services it provides to the funds from each fund’s management fee.

There was no change in the funds’ investment objectives or policies as a result of the sale. The sale did result in a change to each fund’s name effective January 1, 2011.

The funds’ Board of Directors also approved new distribution agreements with Nuveen Investments, LLC, a wholly-owned subsidiary of Nuveen. Effective April 30, 2011, Nuveen Investments, LLC changed its name to Nuveen Securities, LLC.

First American Investment Funds, Inc. known as Nuveen Investment Funds, Inc. effective April 4, 2011 (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Intermediate Tax Free Fund (“Intermediate Tax Free”), formerly known as First American Intermediate Tax Free Fund, Nuveen Short Tax Free Fund (“Short Tax Free”), formerly known as First American Short Tax Free Fund and Nuveen Tax Free Fund (“Tax Free”), formerly known as First American Tax Free Fund (each a “Fund” and collectively, the “Funds”), among others.

Intermediate Tax Free’s and Short Tax Free’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Tax Free’s investment objective is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. Each Fund’s most recent prospectus provides further descriptions of the Fund’s investment objective, principal investment strategies, and principal risks.

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

During the current fiscal period, the Funds’ Board of Directors approved a change in the Funds’ fiscal and tax year ends from June 30 to April 30.

Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares. Class C1 Shares are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price. Futures contracts are generally classified as Level 1.

70	Nuveen Investments

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for them in a current sale. A variety of factors may be considered in determining the fair value of these securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At April 30, 2011, the Funds had no such outstanding purchase commitments.

Investment Income

Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Interest income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as the Fund) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in

Nuveen Investments	71

Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Interest from unaffiliated investments” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the ten months ended April 30, 2011, the Funds did not invest in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Futures Contracts

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives and is authorized to invest in futures contracts in attempt to manage such risk. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the “initial margin.” Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Deposits with brokers for open futures contracts” on the Statement of Assets and Liabilities. Subsequent payments (“variation margin”) are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. Variation margin is recognized as a receivable or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities, when applicable.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, the Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices. The Funds did not enter into futures contracts during the ten months ended April 30, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a predetermined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference

72	Nuveen Investments

between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and shareholder service fees, are recorded to the specific class.

Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Interfund Lending Program

During the period July 1, 2010 through December 31, 2010, pursuant to an exemptive order issued by the Securities and Exchange Commission, the Funds, along with other registered investment companies in the First American Funds family, were allowed to participate in an interfund lending program. This program provided an alternative credit facility allowing the Funds to borrow from, or lend money to, other participating funds. The Funds did not have any interfund lending transactions during the period July 1, 2010 through December 31, 2010. The exemptive order terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market of the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of April 30, 2011:

Intermediate Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$728,396	$—	$728,396
Short-Term Investments	1,922	—	—	1,922
Total	$1,922	$728,396	$—	$730,318

Short Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$220,784	$—	$220,784
Short-Term Investments	5,448	56,340	—	61,788
Total	$5,448	$277,124	$—	$282,572

Nuveen Investments	73

Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$423,964	$—	$423,964
Short-Term Investments	2,712	—	—	2,712
Total	$2,712	$423,964	$—	$426,676

During the ten months ended April 30, 2011, the Funds recognized no significant transfers to/from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the ten months ended April 30, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Intermediate Tax Free
	Ten Months Ended 4/30/11		Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,844	$20,009	2,980	$32,251	1,244	$12,873
Class C1(1)	677	3,003	151	1,645	—	—
Class I(1)	11,985	129,851	16,900	182,199	16,958	174,306
Shares issued to shareholders due to reinvestment of distributions:
Class A	128	1,394	115	1,253	87	899
Class C1(1)	5	59	1	10	—	—
Class I(1)	176	1,902	206	2,216	258	2,666
	14,815	156,218	20,353	219,574	18,547	190,744
Shares redeemed:
Class A	(1,907)	(20,618)	(975)	(10,578)	(604)	(6,277)
Class C1(1)	(468)	(662)	(16)	(178)	—	—
Class I(1)	(15,239)	(163,962)	(12,763)	(137,650)	(15,803)	(161,514)
	(17,614)	(185,242)	(13,754)	(148,406)	(16,407)	(167,791)
Net increase (decrease)	(2,799)	$(29,024)	6,599	$71,168	2,140	$22,953

	Short Tax Free
	Ten Months Ended 4/30/11		Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	421	$4,224	414	$4,089	152	$1,472
Class I(1)	14,223	142,241	25,824	256,228	10,407	99,972
Shares issued to shareholders due to reinvestment of distributions:
Class A	7	70	6	56	5	49
Class I(1)	27	268	33	325	22	216
	14,678	146,803	26,277	260,698	10,586	101,709
Shares redeemed:
Class A	(366)	(3,639)	(49)	(486)	(46)	(435)
Class I(1)	(17,599)	(175,832)	(13,089)	(129,986)	(6,768)	(65,306)
	(17,965)	(179,471)	(13,138)	(130,472)	(6,814)	(65,741)
Net increase (decrease)	(3,287)	$(32,668)	13,139	$130,226	3,772	$35,968
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

74	Nuveen Investments

	Tax Free
	Ten Months Ended 4/30/11		Year Ended 6/30/10		Year Ended 6/30/09
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	760	$8,069	1,494	$15,621	677	$6,423
Class C1(1)	712	1,146	267	2,769	106	967
Class I(1)	6,629	70,101	10,001	104,065	10,641	98,620
Shares issued to shareholders due to reinvestment of distributions:
Class A	88	928	122	1,270	128	1,203
Class C1(1)	10	103	10	101	7	68
Class I(1)	73	766	86	891	81	749
	8,272	81,113	11,980	124,717	11,640	108,030
Shares redeemed:
Class A	(863)	(8,906)	(944)	(9,849)	(617)	(5,718)
Class C1(1)	(712)	(1,108)	(95)	(990)	(59)	(550)
Class I(1)	(11,706)	(121,617)	(7,678)	(79,723)	(14,997)	(137,800)
	(13,281)	(131,631)	(8,717)	(90,562)	(15,673)	(144,068)
Net increase (decrease)	(5,009)	$(50,518)	3,263	$34,155	(4,033)	$(36,038)
(1)	– Effective January 18, 2011, Class C Shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, when applicable) during the ten months ended April 30, 2011, were as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Purchases	$64,736	$60,319	$137,730
Sales and maturities	65,876	46,745	165,479

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At April 30, 2011 the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Cost of investments	$707,207	$278,826	$429,411
Gross unrealized:
Appreciation	$31,307	$5,043	$12,292
Depreciation	(8,196)	(1,297)	(15,027)
Net unrealized appreciation (depreciation) of investments	$23,111	$3,746	$(2,735)

Permanent differences, primarily due to tax equalization, resulted in reclassifications among the Funds’ components of net assets at April 30, 2011, the Funds’ tax year-end, as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Capital paid-in	$118	$—	$—
Undistributed (Over-distribution of) net investment income	—	—	—
Accumulated net realized gain (loss)	(118)	—	—

Nuveen Investments	75

Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2011, the Funds’ tax year end, were as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Undistributed net tax-exempt income*	$2,660	$989	$1,723
Undistributed net ordinary income**	—	8	246
Undistributed net long-term capital gains	404	—	—
*	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2011 through April 30, 2011 and paid on May 2, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the ten months ended April 30, 2011, and during the tax years ended June 30, 2010 and June 30, 2009, was designated for purposes of the dividends paid deduction as follows:

Ten months ended April 30, 2011	Intermediate Tax Free	Short Tax Free	Tax Free
Distributions from net tax-exempt income***	$25,127	$4,684	$17,000
Distributions from net ordinary income**	185	37	300
Distributions from net long-term capital gains****	805	—	—

Tax year ended June 30, 2010
Distributions from net tax-exempt income	$29,070	$5,064	$21,875
Distributions from net ordinary income **	626	18	526
Distributions from net long-term gains	—	—	—

Tax year ended June 30, 2009
Distributions from net tax-exempt income	$29,152	$4,466	$21,627
Distributions from net ordinary income **	307	—	26
Distributions from net long-term gains	201	—	643
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	The Funds hereby designate these amounts paid during the ten months ended April 30, 2011, as Exempt Interest Dividends.
****	The Funds designated as long-term capital gain dividend, pursuant to the Internal Revenue Code Section 852 (b)(3), the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the ten months ended April 30, 2011.

At April 30, 2011, the Funds’ tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Tax Free	Tax Free
Expiration:
April 30, 2015	$419	$—
April 30, 2017	312	—
April 30, 2018	—	6,429
April 30, 2019	—	733
Total	$731	$7,162

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through April 30, 2011, the Funds’ tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the following fiscal year. The following Fund has elected to defer post-October losses as follows:

Tax Free
Post-October capital losses	$4,686

7. Management Fees and Other Transactions with Affiliates

Investment Advisory Fees

During the period July 1, 2010 through December 31, 2010, pursuant to an investment advisory agreement (the “Agreement”), FAF Advisors managed each Fund’s assets and furnished related office facilities, equipment, research, and personnel. The Agreement required each Fund to pay FAF Advisors a monthly advisory fee equal, on an annual basis, to 0.50% of each Fund’s average daily net assets.

76	Nuveen Investments

Effective January 1, 2011, pursuant to a new investment advisory agreement (the “New Agreement”), the Funds’ new investment adviser is Nuveen Fund Advisors. Under the New Agreement, each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by Nuveen Fund Advisors. This pricing structure enables Fund shareholders to benefit from growth in the assets within their Fund as well as from growth in the amount of complex-wide assets managed by Nuveen Fund Advisors.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Intermediate Tax Free Fund-Level Fee Rate	Short Tax Free Fund-Level Fee Rate	Tax Free Fund-Level Fee Rate
For the first $125 million	.4000%	.2500%	.4000%
For the next $125 million	.3875	.2375	.3875
For the next $250 million	.3750	.2250	.3750
For the next $500 million	.3625	.2125	.3625
For the next $1 billion	.3500	.2000	.3500
For net assets over $2 billion	.3250	.1750	.3250

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by Nuveen Fund Advisors that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by Nuveen Fund Advisors as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of April 30, 2011, the complex-level fee rates for Intermediate Tax Free, Short Tax Free and Tax Free were .1982%, .1997% and .1989%, respectively.

The management fee compensates Nuveen Fund Advisors for the overall investment advisory and administrative services and general office facilities it provides for the Funds. Effective January 1, 2011, Nuveen Fund Advisors has entered into a sub-advisory agreement with the Sub-Adviser. The Sub-Adviser will be compensated for its services to the Funds from the management fees paid to Nuveen Fund Advisors.

During the period July 1, 2010 through December 31, 2010, the Funds may have invested in related money market funds that were series of First American Funds, Inc., subject to certain limitations. In order to avoid the payment of duplicative investment advisory fees to FAF Advisors, which acted as the investment advisor to both the investing Funds and the related money market funds, FAF Advisors reimbursed each investing Fund an amount equal to that portion of FAF Advisors’ investment advisory fee received from the related money market funds that was attributable to the assets of the investing Fund. This reimbursement, if any, is recognized as a component of “Expense Reimbursement” on the Statement of Operations and terminated with respect to the Funds on December 31, 2010, in connection with the Sale.

Nuveen Investments	77

Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

During the period July 1, 2010 through December 31, 2010, FAF Advisors agreed to waive fees and reimburse other Fund expenses at least through October 31, 2010, so that total Fund operating expenses, as a percentage of each Fund’s average daily net assets, did not exceed the following amounts:

	Share Class
Fund	A	C(1)	Y(1)
Intermediate Tax Free	.75%	1.35%	.70%
Short Tax Free	.75	N/A	.60
Tax Free	.75	1.35	.70
N/A	– Not applicable; Fund did not offer Class C Shares during the six months ended December 31, 2010.
(1)	– Effective January 18, 2011, Class C shares were renamed Class C1 Shares and Class Y Shares were renamed Class I Shares.

Effective January 1, 2011, Nuveen Fund Advisors has contractually agreed to waive fees and reimburse other Fund expenses of each Fund so that total annual Fund operating expenses, after waivers and excluding acquired Fund fees and expenses, do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Intermediate Tax Free	Short Tax Free	Tax Free
Class A	.75%	.75%	.75%
Class C1	1.35	N/A	1.35
Class I	.70	.60	.70
Expiration Date	March 31, 2012	March 31, 2012	March 31, 2012
N/A	– Short Tax Free does not offer Class C1 Shares.

Effective January 1, 2011, Nuveen Fund Advisors has also contractually agreed to reimburse Class A Share 12b-1 fees of Short Tax Free and Tax Free through March 31, 2012, to the extent necessary so that total annual fund operating expenses, after waivers and/or expense reimbursements and excluding Acquired Fund Fees and Expenses, do not exceed .75% for Class A Shares.

During the period July 1, 2010 through December 31, 2010, independent directors of the Funds may have participated and elected to defer receipt of part or all of their annual compensation under a deferred compensation plan (the “Plan”). Deferred amounts were treated as though equivalent dollar amounts had been invested in shares of selected open-end funds as designated by each director. All amounts in the Plan were 100% vested and accounts under the Plan were obligations of the Funds. Deferred amounts remain in the Funds until distributed in accordance with the Plan.

Effective January 1, 2011, independent directors may elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain funds advised by Nuveen Fund Advisors. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select funds advised by Nuveen Fund Advisors.

Administration Fees

During the period July 1, 2010 through December 31, 2010, FAF Advisors served as the Funds’ administrator pursuant to an administration agreement between FAF Advisors and the Funds. U.S. Bancorp Fund Services, LLC (“USBFS”) served as sub-administrator pursuant to a sub-administration agreement between USBFS and FAF Advisors. FAF Advisors is a subsidiary of U.S. Bank National Association (“U.S. Bank”). Both U.S. Bank and USBFS are direct subsidiaries of U.S. Bancorp. Under the administration agreement, FAF Advisors was compensated to provide, or compensated other entities to provide, services to the Funds. These services included various legal, oversight, and administrative and accounting services. The Funds paid FAF Advisors administration fees, which were calculated daily and paid monthly, equal to the Funds’ pro rata share of an amount equal, on an annual basis, to .25% of the aggregate average daily net assets of all open-end funds in the First American Funds family up to $8 billion, .235% on the next $17 billion of the aggregate average daily net assets, .22% on the next $25 billion of the aggregate average daily net assets, and .20% of the aggregate average daily net assets in excess of $50 billion. All fees paid to the sub-administrator were paid from the administration fee. In addition to these fees, the Funds may have reimbursed FAF Advisors and the sub-administrator for any out-of-pocket expenses incurred in providing administration services. Effective January 1, 2011, FAF Advisors and USBFS no longer serve as the Funds’ administrator and sub-administrator, respectively, and the Funds have not entered into any new administration or sub-administration agreements.

Transfer Agent Fees

USBFS serves as the Funds’ transfer agent pursuant to a transfer agent agreement with the Trust. The Funds are charged transfer agent fees on a per shareholder account basis, subject to a minimum fee per share class. These fees are charged to each Fund based upon the number of accounts within each Fund. In addition to these fees, the Funds may reimburse USBFS for out-of-pocket expenses incurred in providing transfer agent services.

Custodian Fees

U.S. Bank serves as the custodian for the Fund pursuant to a custodian agreement with the Trust. The custodian fee charged for each Fund is equal to an annual rate of .005% of average daily net assets. All fees are computed daily and paid monthly. Interest earned on uninvested cash balances is used to reduce a portion of each Fund’s custodian expenses. These credits, if any, are recognized as “Custodian fee credit” on the Statement of Operations. Conversely, the custodian charges a fee for any cash overdrafts incurred, which increases the Funds’ custodian expenses.

78	Nuveen Investments

Distribution and Shareholder Servicing (12b-1) Fees

During the period July 1, 2010 through December 31, 2010, Quasar Distributors, LLC (“Quasar”), a subsidiary of U.S. Bancorp, served as the distributor of the Funds pursuant to a distribution agreement with the Trust. Under the distribution agreement, and pursuant to a plan adopted by each Fund under Rule 12b-1 of the Investment Company Act, the Funds paid Quasar a monthly distribution and/or shareholder servicing fee equal to an annual rate of .25% and .65% of the Funds’ average daily net assets attributable to Class A and Class C Shares (renamed Class C1 Shares), respectively. No distribution or shareholder servicing fees were paid by Class Y Shares (renamed Class I Shares). These fees may have been used by Quasar to provide compensation for sales support, distribution activities, and/or shareholder servicing activities. During the period July 1, 2010 through December 31, 2010, total distribution and shareholder servicing fees waived by Quasar for the following Funds were as follows:

Fund	Amount
Intermediate Tax Free	$31
Short Tax Free	4

Effective January 1, 2011, the Funds entered into a distribution agreement with Nuveen Investments LLC, who now serves as the Funds’ distributor. Under the new agreement, Class A Shares incur a .20% annual 12b-1 service fee. Class C1 Shares continue to incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class I Shares will continue to not be subject to any sales charge or 12b-1 distribution or service fees. Annual distribution and service fees are based on average daily net assets.

All 12b-1 service and distribution fees collected on Class C1 Shares during the first year following a purchase were retained by Quasar and/or Nuveen Securities, LLC. to compensate for commissions advanced to financial intermediaries. During the ten months ended April 30, 2011, Quasar and/or Nuveen Securities, LLC. retained such 12b-1 fees as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
12b-1 fees retained (Unaudited)	$35	$3	$26

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the ten months ended April 30, 2011, Quasar and/or Nuveen Securities, LLC. compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Commission advances (Unaudited)	$10	$5	$4

During the ten months ended April 30, 2011, Quasar and/or Nuveen Securities, LLC. collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
Sales charges collected (Unaudited)	$35	$6	$17
Paid to financial intermediaries (Unaudited)	32	6	16

Quasar and/or Nuveen Securities, LLC. also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

Other Fees and Expenses

In addition to the investment advisory fees, administration fees, transfer agent fees, custodian fees, and distribution and shareholder servicing fees, each Fund is responsible for paying other operating expenses, including: legal, auditing, registration fees, postage and printing of shareholder reports, fees and expenses of independent directors, insurance, and other miscellaneous expenses. During the period July 1, 2010 through December 31, 2010, legal fees and expenses of $7 were paid to a law firm of which an Assistant Secretary of the Funds was a partner.

Contingent Deferred Sales Charges

During the period July 1, 2010 through January 17, 2011, Class A Shares of Intermediate Tax Free and Short Tax Free were sold with an up-front sales charge of 2.25%. Class A Shares of Tax Free were sold with an up-front sales charge of 4.25%. Class C Shares (renamed Class C1 Shares) were subject to a contingent deferred sales charge (“CDSC”) of 1% for twelve months. Class Y Shares (renamed Class I Shares) had no sales charge and were offered only to qualifying institutional investors and certain other qualifying accounts.

Effective January 18, 2011, Class A Shares of the Funds are sold with an up-front sales charge of 3.00% for Intermediate Tax Free, 2.50% for Short Tax Free and 4.20% for Tax Free. Class A Share purchases of $250 or more for Short Tax Free and $1 million or more for Intermediate Tax Free and Tax Free are sold at net asset value without any sales charge. Class A Share purchases of the Funds may be subject to a CDSC if redeemed within eighteen months of purchase. Class C1 Shares are subject to a CDSC of 1% if redeemed within one year of purchase.

Nuveen Investments	79

Notes to Financial Statements (continued) (all dollars and shares are rounded to thousands (000))

Quasar and Nuveen Securities, LLC collected and retained CDSC on share redemptions during the ten months ended April 30, 2011, as follows:

	Intermediate Tax Free	Short Tax Free	Tax Free
CDSC retained (Unaudited)	$2	$—	$—

8. Regulatory Settlements

On August 23, 2010, Intermediate Tax Free and Tax Free received settlement payments from the SEC related to the BISYS Fair Fund Settlement. The settlement was paid to funds that had used BISYS from June 1999 through June 2004. The Mercantile Funds, which subsequently merged into Intermediate Tax Free and Tax Free, had used BISYS as an administrator during this period. Because the settlement was for the overcharging of expenses to these Funds, the amounts are recognized as “Expense reimbursement from regulatory settlement” on the Statement of Operations.

9. Fund Merger

Effective after the close of business on January 29, 2010, Tax Free Fund acquired the assets and assumed the liabilities of First American Arizona Tax Free Fund (“Arizona Tax Free”). Tax Free Fund was deemed to be the accounting survivor in the merger. Shareholders of Arizona Tax Free approved the merger on January 22, 2010.

The merger was accomplished by tax free exchanges as detailed below:

	Share Class
Tax Free	Class A	Class C	Class Y	Total
Net assets of Arizona Tax Free	$6,036	$1,500	$13,894	$21,430
Arizona Tax Free shares exchanged	566	141	1,302	2,009
Tax Free shares issued	578	144	1,328	2,050
Net assets of Tax Free immediately before the merger	$40,838	$4,116	$415,610	$460,564
Net assets of Tax Free immediately after the merger	$46,874	$5,616	$429,504	$481,994

The components of Arizona Tax Free’s net assets prior to adjustments for any permanent book-to-tax differences at the merger date were as follows:

	Total Net Assets	Portfolio Capital	Undistributed Net Investment Loss	Accumulated Net Realized Loss	Net Unrealized Appreciation
Arizona Tax Free	$21,430	$21,536	$(74)	$(36)	$4

10. New Accounting Pronouncement

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2, and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

11. Subsequent Events

Name Changes

On August 31, 2011, Short Tax Free will change its name to Nuveen Short Term Municipal Bond Fund.

80	Nuveen Investments

Trustees and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Trustees of the Funds. The number of trustees of the Funds is currently set at ten. None of the trustees who are not “interested” persons of the Funds (referred to herein as “independent trustees”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the trustees and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the trustees. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee

Independent Trustees:
Robert P. Bremner (2) 8/22/40 333 W. Wacker Drive Chicago, IL 60606	Chairman of the Board and Trustee	1996	Private Investor and Management Consultant; Treasurer and Director, Humanities Council of Washington, D.C.; Board Member, Independent Directors Council affiliated with the Investment Company Institute.	245
Jack B. Evans 10/22/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; President Pro Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College and the Iowa College Foundation; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	245
William C. Hunter 3/6/48 333 W. Wacker Drive Chicago, IL 60606	Trustee	2004	Dean, Tippie College of Business, University of Iowa (since 2006); Director (since 2004) of Xerox Corporation; Director (since 2005), Beta Gamma Sigma International Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at George Washington University.	245
David J. Kundert (2) 10/28/42 333 W. Wacker Drive Chicago, IL 60606	Trustee	2005	Director, Northwestern Mutual Wealth Management Company; retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Member, Board of Regents, Luther College; member of the Wisconsin Bar Association; member of Board of Directors, Friends of Boerner Botanical Gardens; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation.	245
William J. Schneider (2) 9/24/44 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Chairman of Miller-Valentine Partners Ltd., a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; member, University of Dayton Business School Advisory Council; member, Mid-America Health System Board; formerly, member and chair, Dayton Philharmonic Orchestra Association; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank.	245
Judith M. Stockdale 12/29/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	1997	Executive Director, Gaylord and Dorothy Donnelley Foundation (since 1994); prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	245
Carole E. Stone (2) 6/28/47 333 W. Wacker Drive Chicago, IL 60606	Trustee	2007	Director, Chicago Board Options Exchange (since 2006); Director, C2 Options Exchange, Incorporated (since 2009); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010); formerly, Chair, New York Racing Association Oversight Board (2005-2007).	245

Nuveen Investments	81

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed	Principal Occupation(s) During Past Five Years	Number of Portfolios in Fund Complex Overseen by Officer
Virginia L. Stringer 8/16/44 333 West Wacker Drive Chicago, IL 60606	Trustee	2011	Board Member, Mutual Fund Directors Forum; Member, Governing Board, Investment Company Institute’s Independent Directors Council; governance consultant and non-profit board member; former Owner and President, Strategic Management Resources, Inc. a management consulting firm; previously, held several executive positions in general management, marketing and human resources at IBM and The Pillsbury Company; Independent Director, First American Fund Complex (1987-2010) and Chair (1997-2010).	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Terence J. Toth (2) 9/29/59 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Director, Legal & General Investment Management America, Inc. (since 2008); Managing Partner, Promus Capital (since 2008); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Goodman Theatre Board (since 2004); Chicago Fellowship Board (since 2005), and Catalyst Schools of Chicago Board (since 2008); formerly, member: Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	245

Interested Trustee:
John P. Amboian (3) 6/14/61 333 W. Wacker Drive Chicago, IL 60606	Trustee	2008	Chief Executive Officer and Chairman (since 2007), and Director (since 1999) of Nuveen Investments, Inc., formerly, President (1999-2007); Chief Executive Officer (since 2007) of Nuveen Investments Advisors, Inc.; Director (since 1998) formerly, Chief Executive Officer (2007-2010) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 9/9/56 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), Assistant Secretary and Associate General Counsel of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director, Associate General Counsel and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Tradewinds Global Investors LLC, and Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group LLC and Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management Inc. (since 2010); Chief Administrative Officer and Chief Compliance Officer (since 2010) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	245

82	Nuveen Investments

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (4)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Margo L. Cook 4/11/64 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Executive Vice President (since 2008) of Nuveen Investments, Inc. and of Nuveen Fund Advisors, Inc. (since 2011); previously, Head of Institutional Asset Management (2007-2008) of Bear Stearns Asset Management; Head of Institutional Asset Management (1986-2007) of Bank of NY Mellon; Chartered Financial Analyst.	245
Lorna C. Ferguson 10/24/45 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2004) of Nuveen Securities, LLC and Managing Director (since 2005) of Nuveen Fund Advisors, Inc.	245
Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Stephen D. Foy 5/31/54 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Senior Vice President (since 2010), formerly, Vice President (1993-2010) and Funds Controller (since 1998) of Nuveen Securities, LLC; Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.; Certified Public Accountant.	245
Scott S. Grace 8/20/70 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2009	Managing Director, Corporate Finance & Development, Treasurer (since 2009) of Nuveen Securities, LLC; Managing Director and Treasurer (since 2009) of Nuveen Fund Advisors, Inc., Nuveen Investment Solutions, Inc., Nuveen Investments Advisers, Inc., Nuveen Investments Holdings Inc. and (since (2011) Nuveen Asset Management, LLC; Vice President and Treasurer of NWQ Investment Management Company, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, Inc.; Vice President of Santa Barbara Asset Management, LLC; formerly, Treasurer (2006-2009), Senior Vice President (2008-2009), previously, Vice President (2006-2008) of Janus Capital Group, Inc.; formerly, Senior Associate in Morgan Stanley’s Global Financial Services Group (2000-2003); Chartered Accountant Designation.	245
Walter M. Kelly 2/24/70 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008), Vice President (2006-2008) of Nuveen Securities, LLC; Senior Vice President (since 2008) and Assistant Secretary (since 2008) of Nuveen Fund Advisors, Inc.	245
Tina M. Lazar 8/27/61 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President (since 2009), formerly, Vice President of Nuveen Securities, LLC (1999-2009); Senior Vice President (since 2010), formerly, Vice President (2005-2010) of Nuveen Fund Advisors, Inc.	245
Larry W. Martin 7/27/51 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	1997	Senior Vice President (since 2010), formerly, Vice President (1993-2010), Assistant Secretary and Assistant General Counsel of Nuveen Securities, LLC; Senior Vice President (since 2011) of Nuveen Asset Management, LLC: Senior Vice President (since 2010), formerly, Vice President (2005-2010), and Assistant Secretary of Nuveen Investments, Inc.; Senior Vice President (since 2010), formerly Vice President (2005-2010), and Assistant Secretary (since 1997) of Nuveen Fund Advisors, Inc.; Vice President and Assistant Secretary of Nuveen Investments Advisers, Inc. (since 2002), NWQ Investment Management Company, LLC, Symphony Asset Management LLC (since 2003), Tradewinds Global Investors, LLC, Santa Barbara Asset Management, LLC (since 2006), Nuveen HydePark Group, LLC and Nuveen Investment Solutions, Inc. (since 2007), and of Winslow Capital Management, Inc. (since 2010); Vice President and Assistant Secretary of Nuveen Commodities Asset Management, LLC (since 2010).	245

Nuveen Investments	83

Trustees and Officers (Unaudited) (continued)

Name, Birthdate and Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee
Kevin J. McCarthy 3/26/66 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director (since 2008), formerly, Vice President (2007-2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director (since 2008), and Assistant Secretary, Nuveen Investment Holdings, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, NWQ Holdings, LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, Nuveen HydePark Group, LLC, Nuveen Investment Solutions, Inc. (since 2007) and of Winslow Capital Management, Inc. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC; prior thereto, Partner, Bell, Boyd & Lloyd LLP (1997-2007).	245
Kathleen L. Prudhomme 3/30/53 800 Nicollet Mall Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, Inc.; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Secretary of FASF (2004-2010); Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	245
Jeffrey M. Wilson 3/13/56 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011), formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	112

(1)	Trustees serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the trustee was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	Also serves as a trustee of the Nuveen Diversified Commodity Fund, an exchange-traded commodity pool managed by Nuveen Commodities Asset Management, LLC, an affiliate of the Adviser.
(3)	Mr. Amboian is an interested trustee because of his position with Nuveen Investments, Inc. and certain of its subsidiaries, which are affiliates of the Nuveen Funds.
(4)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

84	Nuveen Investments

Annual Investment Management Agreement Approval Process

(Unaudited)

A. Background

Prior to January 1, 2011, FAF Advisors, Inc. (“FAF”), a wholly-owned subsidiary of U.S. Bank National Association (“U.S. Bank”), served as investment adviser to each Fund pursuant to an investment advisory agreement between First American Investment Funds, Inc. (the “Company”) and FAF (the “Prior Advisory Agreement”), and as administrator to each Fund pursuant to an administrative agreement between the Company and FAF (the “Prior Administrative Agreement”). On July 29, 2010, U.S. Bank and FAF entered into a definitive agreement with Nuveen Investments, Inc. (“Nuveen”), Nuveen Asset Management (“NAM”) and certain Nuveen affiliates, whereby NAM would acquire a portion of the asset management business of FAF (the “Transaction”). The acquired business included the assets of FAF used in providing investment advisory services, research, sales and distribution in connection with equity, fixed income, real estate, global infrastructure and asset allocation investment products (other than the money market business and closed-end funds advised by FAF), including the Funds. In connection with the Transaction, the Board of Directors (the “Prior Board”) serving the Funds as directors at that time (each a “Prior Director” and, collectively, the “Prior Directors”) considered a number of proposals designed to integrate the Funds into the Nuveen family of funds, including the appointment of NAM as investment adviser and Nuveen Investments, LLC as distributor to the Funds. The Prior Board also considered a proposal in connection with an internal restructuring of NAM (the “Restructuring”), for Nuveen Asset Management, LLC (“NAM LLC”), a wholly-owned subsidiary of NAM formed in anticipation of the Restructuring, to serve as sub-advisor for each Fund.

The Prior Board approved a new investment advisory agreement (the “New Advisory Agreement”) for each Fund with NAM and an investment sub-advisory agreement between NAM and NAM LLC (the “NAM Sub-Advisory Agreement”). At a meeting of the Funds’ stockholders held on December 17, 2010, stockholders of the Funds approved the New Advisory Agreement and the NAM Sub-Advisory Agreement. In addition, stockholders of the Company’s funds (including the Funds) elected ten directors, including one Prior Director, to the board of directors of the Company (the “New Board”).

On December 31, 2010, the Transaction closed and the New Board (which replaced the Prior Board) took effect. On January 1, 2011, the New Advisory Agreement and the NAM Sub-Advisory Agreement became effective. In addition, in connection with the Restructuring, NAM has changed its name to Nuveen Fund Advisors, Inc. (“NFA”). The following is a summary of the considerations of the Prior Board, which were set forth in a proxy statement dated November 10, 2010 (the “Proxy Statement”), in approving the New Advisory Agreement and the NAM Sub-Advisory Agreement for the Funds.

B. Prior Board Considerations

The New Advisory Agreement for each Fund was approved by the Prior Board after consideration of all factors determined to be relevant to its deliberations, including those discussed below. The Prior Board authorized the submission of the New Advisory Agreement for consideration by each Fund’s stockholders.

At meetings held in May and June of 2010, the Prior Board was apprised of the general terms of the Transaction and, as a result, began the process of considering the transition of services from FAF to NFA. In preparation for its September 21-23, 2010 meeting, the Prior Board received, in response to a written due diligence request prepared by the Prior Board and its independent legal counsel and provided to NFA and FAF, a significant amount of information covering a range of issues in advance of the meeting. To assist the Prior Board in its consideration of the New Advisory Agreement for each Fund, NFA provided materials and information about, among other things: (1) NFA and its affiliates, including their history and organizational structure, product lines, experience in providing investment advisory, administrative and other services, and financial condition, (2) the nature, extent and quality of services to be provided under the New Advisory Agreement, (3) proposed Fund fees and expenses and comparative information relating thereto, and (4) NFA’s compliance and risk management capabilities and processes. In addition, the Prior Board was provided with a memorandum from independent legal counsel outlining the legal duties of the Prior Board under the Investment Company Act of 1940, as amended (the “1940 Act”). In response to further requests from the Prior Board and its independent legal counsel, NFA and FAF provided additional information to the Prior Board following its September 21-23 meeting.

An additional in-person meeting of the Prior Board to consider the New Advisory Agreement was held on October 7, 2010, at which the members of the Prior Board in attendance, all of whom were not considered to be “interested persons” of the Company as defined in the 1940 Act (the “Independent Prior Directors”), approved the New Advisory Agreement with NFA for each Fund.

In considering the New Advisory Agreement for each Fund, the Prior Board, advised by independent legal counsel, reviewed and analyzed the factors it deemed relevant, including: (1) the nature, quality, and extent of services to be rendered to the Funds by NFA, (2) the cost of services to be provided, including Fund expense information, and (3) whether economies of scale may be realized as the Funds grow and whether fee levels are adjusted to enable Fund investors to share in these potential economies of scale.

In considering the New Advisory Agreement, the Prior Board did not identify any particular information that was all-important or controlling, and each Prior Director may have attributed different weights to the various factors discussed below. Where appropriate, the Prior Directors evaluated all information available to them regarding the Company’s funds on a fund-by-fund basis, and their determinations were made separately with respect to each such fund (including each of the Funds). The Prior Directors, all of whom were Independent Prior Directors, concluded that the terms of the New Advisory Agreement and the fee rates to be paid in light of the services to be provided to each Fund are in the best interests of each Fund, and that the New Advisory Agreement should be approved and recommended to stockholders for approval. In voting to approve the New Advisory Agreement with respect to each Fund, the Prior Board considered in particular the following factors:

Nature, Extent and Quality of Services. In considering approval of the New Advisory Agreement, the Prior Board considered the nature, extent and quality of services to be provided by NFA, including advisory services and administrative services. The Prior Board

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Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

reviewed materials outlining, among other things, NFA’s organizational structure and business; the types of services that NFA or its affiliates are expected to provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and fund product lines offered by NFA. The Prior Board considered that affiliation with a larger fund complex and well-recognized sponsor may result in a broader distribution network, potential economies of scale with respect to other services or fees and broader shareholder services including exchange options.

With respect to personnel, the Prior Board considered information regarding retention plans for current FAF employees who would be offered employment by NFA, and the background and experience of NFA employees who would become portfolio managers as of the closing of the Transaction. The Prior Board also reviewed information regarding portfolio manager compensation arrangements to evaluate NFA’s ability to attract and retain high quality investment personnel.

In evaluating the services of NFA, the Prior Board also considered NFA’s ability to supervise the Funds’ other service providers and, given the importance of compliance, NFA’s compliance program. Among other things, the Prior Board considered the report of NFA’s chief compliance officer regarding NFA’s compliance policies and procedures.

In addition to advisory services, the Prior Board considered the quality of administrative services expected to be provided by NFA and its affiliates including product management, fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support.

The Prior Board considered that, based on representations from FAF and NFA, the Transaction would allow stockholders to continue their investment in each of the Company’s funds with the same investment objective and principal strategies. The Prior Board considered the historical investment performance of each of the Company’s funds (including each Fund) previously provided during the annual contract renewal process.

Cost of Services Provided by NFA. In evaluating the costs of the services to be provided by NFA under the New Advisory Agreement, the Prior Board received a comparison of each Fund’s annual operating expenses as of June 30, 2010 under the Prior Advisory Agreement and under the New Advisory Agreement, in each case adjusted to reflect a decrease in net assets for certain of the Company’s funds from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction. The Prior Board considered, among other things, that the advisory fee rates and other expenses would change as a result of NFA serving as investment adviser to each Fund. The Prior Board noted that the services provided by NFA under the New Advisory Agreement would include certain administrative services, which services (along with other services) were provided pursuant to the Prior Administrative Agreement and were charged separately from the advisory fee. Accordingly, the Prior Board considered that the fee rates paid under the New Advisory Agreement include bundled investment advisory and administrative fees and thus are higher than the fee rates paid under the Prior Advisory Agreement for most of the Company’s funds, but lower than the combined fee rates paid under the Prior Advisory Agreement and the Prior Administrative Agreement. The Prior Board also noted that certain administrative services provided under the Prior Administrative Agreement would not be provided under the New Advisory Agreement and will be delegated to other service providers. Similarly, certain fees paid by FAF under the Prior Administrative Agreement will not be paid by NFA under the New Advisory Agreement and will be paid directly by the Funds. However, immediately following the closing of the Transaction, the net expense ratio of each Fund was expected to be the same or lower than the Fund’s net expense ratio as of June 30, 2010, adjusted (where applicable) to reflect a decrease in net assets resulting from redemptions by the U.S. Bank 401(k) Plan expected to occur prior to the closing of the Transaction, assuming the Fund’s net assets at the time of the closing of the Transaction were no lower than their adjusted June 30 level. In addition, the Prior Board noted that NFA has committed to certain undertakings to maintain current fee caps and/or to waive fees or reimburse expenses to maintain net management fees at certain levels and Nuveen has represented to the Prior Board that Nuveen and its affiliates will not take any action that imposes an “unfair burden” on any Fund as a result of the Transaction. The Prior Board also considered that fees payable under the New Advisory Agreement include both a fund-level fee and a complex-level fee, and that schedules for the fund-level and complex-level fees contain breakpoints that are based, respectively, on Fund assets and Nuveen complex-wide assets. The Prior Board considered that breakpoints in the fund-level fee allow for the possibility that this portion of the advisory fee could decline in the future if Fund assets were to increase or increase in the future if Fund assets were to decline. The Prior Board also considered that breakpoints in the complex-level fee allow for the possibility that this portion of the advisory fee could decline in the future if complex-wide assets were to increase or increase in the future if complex-wide assets were to decline, regardless, in each case, of whether assets of the particular Fund had increased or decreased.

In considering the compensation to be paid to NFA, the Prior Board also reviewed fee information regarding NFA-sponsored funds, to the extent such funds had similar investment objectives and strategies to the Funds. The Prior Board reviewed information provided by NFA regarding similar funds managed by NFA and noted that the fee rates payable by these funds were generally comparable to the fee rates proposed for the Company’s funds. The Prior Board also compared proposed fee and expense information to the median fees and expenses of comparable funds, using information provided by an independent data service.

In evaluating the compensation, the Prior Board also considered other amounts expected to be paid to NFA by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) NFA and its affiliates are expected to receive, that are directly attributable to the management of the Funds.

The Prior Board also considered that the Funds would not bear any of the costs relating to the Transaction, including the costs of preparing, printing and mailing the Proxy Statement.

86	Nuveen Investments

Economies of Scale. The Prior Board reviewed information regarding potential economies of scale or other efficiencies that might result from the Funds’ potential association with Nuveen. The Prior Board noted that the New Advisory Agreement provides for breakpoints in the Funds’ fund-level and complex-level management fee rates as the assets of the Funds and the assets held by the various registered investment companies sponsored by Nuveen increase, respectively. The Prior Board concluded that the structure of the investment management fee rates, with the breakpoints for the Funds under the New Advisory Agreement, reflected sharing of potential economies of scale with the Funds’ stockholders.

Conclusion. After deliberating in executive session, the members of the Prior Board in attendance, all of whom were Independent Prior Directors, approved the New Advisory Agreement with respect to each Fund, concluding that the New Advisory Agreement was in the best interests of each Fund.

NAM Sub-Advisory Agreement. The Prior Board also approved the NAM Sub-Advisory Agreement between NFA and NAM LLC as a result of the Restructuring expected to occur with NFA. The Prior Board considered that the services to be provided by NAM LLC under the NAM Sub-Advisory Agreement would not result in any material change in the nature or level of investment advisory services or administrative services provided to the Funds. In addition, the portfolio managers will continue to manage the Funds in their capacity as employees of NAM LLC. The Prior Board considered that NFA will pay a portion of the advisory fee it receives from each Fund to NAM LLC for its services as sub-advisor. The Prior Board concluded, based upon the conclusions that the Prior Board reached in connection with the approval of the New Advisory Agreement and after determining that it need not reconsider all of the factors that it had considered in connection with the approval of the New Advisory Agreement, to approve the NAM Sub-Advisory Agreement.

Nuveen Investments	87

Notes

88	Nuveen Investments

Notes

Nuveen Investments	89

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Barclays Capital Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more.

Barclays Capital 1-15 Year Blend Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years.

Barclays Capital 3-Year Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper Intermediate Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Category. The Lipper Intermediate Municipal Debt Funds Average contained 168, 168, 128 and 85 funds for the ten-month, 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Lipper General Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Category. The Lipper General Municipal Debt Funds Average contained 261, 261, 207 and 171 funds for the ten-month, 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Lipper Short Municipal Debt Funds Average: Represents all average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Category. The Lipper Short Municipal Debt Funds Category contained 83, 83, 56 and 34 funds for the ten-month, 1-year, 5-year and 10-year period, respectively, ended April 30, 2011.

Net Asset Value (NAV): A Fund’s NAV is the dollar value of one share in the Fund. It is calculated by subtracting the liabilities of the Fund from its total assets and then dividing the remainder by the number of shares outstanding. Fund NAVs are calculated at the end of each business day.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

90	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and

Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	91

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of HydePark, NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $206 billion of assets as of March 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

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Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MAN-FSIT-0411D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, its what you keep.®

Semi-Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen All-American Municipal Bond Fund	FLAAX	FAAMX	FAACX	FAARX
Nuveen High Yield Municipal Bond Fund	NHMAX	NHMBX	NHMCX	NHMRX
Nuveen Inflation Protected Municipal Bond Fund	NITAX	—	NIPCX	NIPIX
Nuveen Municipal Bond Fund (formerly Nuveen Insured Municipal Bond Fund)	NMBIX	NMBBX	NMBKX	NITNX
Nuveen Intermediate Duration Municipal Bond Fund	NMBAX	NUMBX	NNSCX	NUVBX
Nuveen Limited Term Municipal Bond Fund	FLTDX	—	FLTCX	FLTRX

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Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investor Services, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments.

John Miller, CFA, and Doug White, CFA, manage the All-American Municipal Bond Fund. John, who has 18 years of investment management experience, began managing the Fund in 2010. Doug, who has 28 years of experience, joined John as co-manager of the All-American Municipal Bond Fund in 2011. John also has managed the High Yield Municipal Bond Fund since 2000.

Dan Close, CFA, who joined Nuveen in 2000, and Doug Baker, CFA, both with 13 years of investment management experience, have managed the Inflation Protected Municipal Bond Fund since its inception in March 2011.

Paul Brennan, CFA, manages the Intermediate Duration Municipal Bond Fund and the Limited Term Municipal Bond Fund. Paul has more than 20 years of investment experience.

Paul also manages the Municipal Bond Fund. Effective 5/31/2011, the Fund’s name changed from Nuveen Insured Municipal Bond Fund. The Fund still invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax, the Fund is no longer required to invest in insured municipal bonds and is closed to new investors.

On November 18, 2011, the Board of Trustees of the Nuveen Municipal Bond Fund approved the reorganization of the Fund into the Nuveen All-American Municipal Bond Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Municipal Bond Fund. If shareholders approve the reorganization, the Nuveen Municipal Bond Fund will be terminated and each shareholder will receive Nuveen All-American Municipal Bond Fund shares with a total value equal to the total value of that shareholder’s Nuveen Municipal Bond Fund shares immediately prior to the closing of the reorganization. A special meeting of Nuveen Municipal Bond Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-March 2012. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Nuveen Municipal Bond Fund in late February/early March 2012.

Recently, the portfolio managers reviewed their investment strategies and the Funds’ performance for the six-month period ended October 31, 2011.

Nuveen Investments	5

How did the Funds perform during the six-month reporting period ending October 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report show each Fund’s Class A Share total returns for the six-month, one-year, five-year, ten-year and since inception periods ending October 31, 2011. The tables also compare these returns to each Fund’s benchmark index and the appropriate Lipper classification average.

Nuveen All-American Municipal Bond Fund

During the six months ending October 31, 2011, the Fund’s Class A Shares at net asset value (NAV) outperformed the unmanaged Standard & Poor’s (S&P) National Municipal Bond Index and the Lipper General Municipal Debt Funds Classification Average.

The primary factor behind the Fund’s strong performance relative to the S&P Index was the portfolio’s relatively long duration, meaning the portfolio was positioned to benefit to a greater extent if interest rates fell. In light of the challenging economic backdrop — punctuated by the European debt crisis and ongoing concerns about the strength of the U.S. economic recovery — interest rates did fall during much of the period as nervous investors fled to U.S. Treasury securities and, to a lesser degree, municipal bonds as well. Rates on longer-dated securities tended to fall more than rates on shorter bonds, and their prices accordingly rose more substantially. (Bond prices and yields move in opposite directions.) In this environment, the Fund’s overweighting in longer-dated debt and limited exposure to shorter-maturity issues was a very significant positive factor that, compared to the S&P benchmark, helped the Fund’s return more than any other factor during the period.

The Fund also was supported by advantageous sector allocation. In particular, the portfolio’s overweighting in the health care sector had a favorable influence on relative performance. We had been meaningfully invested in that sector because of our assessment that it offered good value opportunities, and health care bonds were among the best performers during the strong market environment of the period. The Fund’s positioning in other sectors, including tobacco, tax-supported and housing bonds, also provided a small but positive influence on performance. Although sector allocation was helpful to performance overall, the Fund’s results were hurt modestly by inopportune weightings in transportation, pre-refunded and higher education bonds. These were minor negatives, however, in what was otherwise a very good period for the Fund.

Nuveen High Yield Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the unmanaged S&P National High Yield Municipal Bond Index and the Lipper High Yield Municipal Debt Funds Classification Average over the six months ended October 31, 2011.

This was a very successful period of relative performance for the Fund. The portfolio tends to have significant exposure to tax-exempt bonds with relatively long durations, and this reporting period was no exception. As interest rates, especially long-term interest rates, fell, the Fund’s relatively long average duration allowed it to gain from market conditions to a greater extent than its benchmark.

6	Nuveen Investments

Another notable impact on performance came from falling interest rates on higher-quality tax-exempt debt, which gained to a greater extent than lower-quality bonds. While this situation would ordinarily be negative in relative terms for a high-yield municipal bond fund, this Fund owned a meaningful stake in higher-quality issues during the period.

It is also worth noting the substantial income component offered by the Fund’s portfolio. With an average dividend yield at the end of the period of approximately 7%. The Fund’s income production continued to be a very substantial component of the total returns provided to shareholders.

Nuveen Inflation Protected Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) underperformed the unmanaged Barclays Capital 1–10 Year Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Classification Average over the six months ended October 31, 2011.

The Fund’s performance was shaped by the returns of the portfolio’s two components — an intermediate-duration municipal bond portfolio and inflation-linked swaps, with the latter seeking to protect the portfolio against the negative effects of inflation on the bonds’ market value. The Fund’s portfolio did well during the period, particularly due to holdings of bonds with durations between eight and twelve years. These securities helped the Fund’s performance as longer-term interest rates fell more than shorter-term rates during the reporting period. Another positive impact was the Fund’s credit-quality exposure, as a significant allocation to bonds with credit ratings of BBB was helpful, given those securities’ outperformance. Also, the Fund further benefited from its limited allocation to AAA-rated securities, which did not fare as well as their lower-rated counterparts.

While the Fund’s municipal bonds were positive contributors to results, the Fund’s inflation-protection component detracted from performance, but performed as it was designed to do. Unfortunately, during the period, investors’ expectations for future inflation declined, which hampered the results of the Fund’s inflation-linked swaps. These swaps tend to perform well when inflation expectations rise and lose ground when inflation expectations decline. The latter was in evidence during the reporting period, which held back the Fund’s results relative to a benchmark that lacks an inflation-protection component.

Nuveen Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the unmanaged S&P National Municipal Bond and National Insured Municipal Bond Indexes, as well as the Lipper General Municipal Debt Funds Classification Average over the six months ended October 31, 2011.

As with the other Funds mentioned in this report, the Fund was well served by its exposure to longer-dated bonds in an environment of falling interest rates. Because a drop in interest rates tends to boost bond prices, this turn of events was helpful for the Fund. This situation also marked a significant change from the previous six-month period, when the Fund’s longer duration was a negative because yields on longer bonds were generally rising at that time.

Nuveen Investments	7

To a lesser degree, the Fund was supported by its increasing exposure to bonds with credit ratings of A and lower. As the Fund made the transition from an insured to an uninsured portfolio, it began to build an allocation to lower-rated securities, which fared somewhat better than higher-rated bonds, and this was helpful for the Fund’s performance. In contrast, while few factors provided a notable drag on results, we had several individual holdings that did not perform as well as we would have liked during the past six months. This was a minor negative, however, and overall the Fund enjoyed good relative performance.

Nuveen Intermediate Duration Municipal Bond Fund

During the six months ending October 31, 2011, the Fund’s Class A Shares at net asset value (NAV) underperformed the unmanaged S&P National Intermediate Municipal Bond Index, but outperformed the Lipper Intermediate Municipal Debt Funds Classification Average.

Although the Fund generated a positive six-month return, the primary factor influencing the portfolio’s underperformance relative to its benchmark was the Fund’s interest-rate exposure. The Fund’s duration was shorter than that of the benchmark, meaning the portfolio was less sensitive to the positive effects of declining interest rates. Specifically, the Fund had elevated exposure to shorter-maturity bonds, which gained in value during the favorable market, but not to the same level that the average bond in the benchmark did. In addition, several individual holdings in the portfolio did not perform up to our expectations during the period.

Fortunately, the Fund’s favorable credit-quality positioning partially offset the Fund’s underperformance. Specifically, nearly 40% (see below on page 8) of the portfolio was invested in bonds rated A and BBB, representing the lower end of the credit-quality universe, and these types of securities benefited as investors’ risk aversion decreased.

Nuveen Limited Term Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed the unmanaged S&P Short-Intermediate Municipal Bond Index and the Lipper Short-Intermediate Municipal Debt Funds Classification Average over the six months ended October 31, 2011.

The Fund’s performance was bolstered by the portfolio’s longer duration relative to its S&P benchmark. As we entered the reporting period, the portfolio’s duration was a little longer than the index, and we essentially maintained this level of price sensitivity to interest rate changes throughout the period. This stance helped performance as interest rates fell notably on shorter-maturity bonds, even if they did not do so to the same degree as rates on longer-dated bonds.

Another plus was the Fund’s allocation to lower-rated bonds. With a nearly 40% allocation to BBB-rated and A-rated debt — the lower end of the investment-grade universe — the Fund was helped as investors were willing to take on additional credit risk in exchange for the higher yields offered by riskier bonds. With investors searching for yield in the low interest-rate environment, the portfolio’s allocation to lower-rated bonds supported performance.

8	Nuveen Investments

What strategies did you use to manage the Funds?

All of the Funds continued to employ the same fundamental investment strategies and tactics long relied upon by Nuveen. Our municipal bond portfolios are managed with a value-oriented approach and close input from Nuveen’s experienced research team. Below, we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

Nuveen All-American Municipal Bond Fund

The prevailing theme in the municipal bond market over this reporting period was a steady increase in the supply of new bonds for purchase — a significant departure from the situation early in the year. While new bond supply remained constrained compared to prior years, the gap has been closing, and the choices of bonds available to us substantially increased. We were fortunate to receive new investment inflows during this time of increased issuance, putting the Fund in a favorable position. We had the opportunity to be selective about new purchases and apply Nuveen’s research capabilities to the identification of bonds that offered what we believed were very good values at attractive prices.

Applying our bottom-up investment strategy — in other words, making selections on an issuer-by-issuer basis — we had the luxury of choice in adding new investments to the portfolio. As such, we bought new bonds from a variety of sectors, most notably in health care, where we focused primarily on BBB-rated hospital bonds; in transportation, including toll-road and airport bonds; and in water/sewer and other essential service revenue bonds. When possible, we looked for bonds on the longer end of the yield curve to keep the portfolio’s duration relatively long to the benchmark.

Money for the recent purchases came largely from investment inflows, which, as we mentioned, enabled us to take advantage of the widening array of opportunities. Because of these inflows, we did not need to sell attractive securities from the portfolio in order to finance the new purchases. We did, however, find periodic opportunities to exchange bonds we already owned for others that we believed offered our shareholders better return potential. Funding also came from a number of health care, housing and corporate-backed municipal bonds that were called during the period.

Nuveen High Yield Municipal Bond Fund

We maintained the portfolio’s essential structure during the period, as we continued to be comfortable with the Fund’s duration positioning, credit rating allocation and sector exposure. Accordingly, the overwhelming driver of our purchase activity during the period was taking advantage of opportunities to buy individual bonds that we believed offered good appreciation prospects at attractive prices. As the supply of municipal bonds available for purchase increased relative to earlier in the year, we were fairly active in adding new securities to the Fund. In fact, many of our recent purchases took place in the secondary municipal market, as we found this a more fruitful area in which to acquire attractive high-yield bonds.

We looked for favorable securities on a case-by-case basis, adding bonds from a variety of sectors. We found what we thought were especially good values among industrial

Nuveen Investments	9

development revenue (IDR) and community development district bonds. Because IDR bonds are corporate-backed issues, they tend to have increased economic sensitivity. This reporting period was a time of increased concern about the strength of the economic recovery, but we found a number of IDR issues that we believed were backed by financially sound issuers at prices lower than we felt they deserved. Similarly, we invested in various community development district bonds whose issuers performed reasonably well during the economic and credit crisis of 2008 and 2009, emerging from that period unscathed and now starting to gain momentum. In many cases, these securities were priced at what we thought were extremely attractive prices, providing an attractive level of income and the potential for price appreciation.

Another area of emphasis was the health care sector, where we found what we believed were good opportunities both because of the large portion of municipal bond issuance this sector represents and because of Nuveen’s credit research capabilities in this part of the market. Of final note, in both the primary and secondary municipal markets, we invested selectively in private and charter school bonds that we believed were attractive.

To finance recent purchases, we predominantly used new investment inflows into the Fund during the period, as well as the proceeds from bonds that were called from the portfolio. We also sold individual portfolio holdings when the securities reached our price target and when we found what we thought was better investment potential elsewhere.

Nuveen Inflation Protected Municipal Bond Fund

As noted earlier in this report, the Fund consists of two primary components — a portfolio of municipal bonds with intermediate duration characteristics and inflation-linked swaps, whose values change in concert with inflation expectations. When investors anticipate higher inflation, these inflation-linked derivative securities gain in value and have the potential to compensate investors for some of the negative effects on the bond portion of the Fund’s portfolio. In contrast, when investors anticipate low inflation, the swaps tend to lose value. As mentioned earlier, the market’s inflation forecast declined during the period, which hampered the Fund’s performance.

Relative to its size, the Fund’s municipal bond portfolio received a relatively strong level of investment inflows over this period, enabling us to initiate a number of new purchases and to try and take advantage of increased supply in the municipal bond marketplace. As the Fund grew in size, we added a third inflation-linked swap position to the portfolio in August.

In making new purchases, we kept the portfolio’s structure relatively consistent, maintaining its credit quality, interest-rate sensitivity and regional diversification similar to where they stood when the reporting period began. When possible, we continued to look for longer-dated, lower-investment-grade-rated bonds with strong underlying credit characteristics, as we believed they offered the best opportunities to find sound credit and good performance potential at attractive prices. New purchases included essential service bonds, such as public power and water/sewer securities, and we trimmed our exposure to general obligation bonds, as we believed better value for shareholders could be found elsewhere in the market. In addition, while our exposure to individual states remained relatively consistent overall, we modestly increased the Fund’s allocation to

10	Nuveen Investments

California securities. We also added Illinois bonds we believed offered better risk/return prospects. To fund these purchases, we applied new investment inflows into the Fund as well as the proceeds from bond calls.

Nuveen Municipal Bond Fund

On May 31, 2011, the Fund changed its name from the Nuveen Insured Municipal Bond Fund. While the Fund still invests at least 80% of its net assets in municipal bonds that pay interest exempt from regular federal income tax, it is no longer required to invest primarily in insured municipal bonds.

Nevertheless, over this period the Fund continued to hold a significant allocation of insured municipal debt. Accordingly, we looked for investment potential among lower-investment-grade-rated bonds that we believed offered sound credit quality and good risk-adjusted performance potential. To accomplish this objective, we pursued opportunities in the health care sector, which we believed the Fund would benefit from slightly more exposure. In this group, we purchased several A-rated and BBB-rated bond issues that we thought offered good prospects to capture favorable yield premiums relative to comparable securities elsewhere in the market. To a lesser extent, we took advantage of the Fund’s wider investment mandate to buy lower-investment-grade tobacco bonds, as we believed the portfolio could gain from a greater allocation to this sector. New investment activity, however, was limited by the fact that the Fund experienced outflows during the period — an unsurprising development since it is closed to new investors.

Overall, changes to the portfolio’s sector weightings were relatively modest. We periodically sold some of the Fund’s higher-quality bonds, most notably pre-refunded and tax-supported bonds, as part of an ongoing interest in selectively increasing the Fund’s exposure to lower-investment-grade-rated securities.

Nuveen Intermediate Duration Municipal Bond Fund

Although we were reasonably active in adding new bonds to the portfolio, the Fund’s sector allocation shifted only incrementally, as we remained comfortable with our portfolio structure coming into the reporting period. The sectors in which we were most active included health care — whose weighting went up slightly during the period — as well as tax-supported bonds whose income payments are backed by taxes or other government revenues. We also found opportunities among airport issues.

When making new purchases, we opted to add securities on the longer end of the intermediate-duration universe, emphasizing bonds with ten-year and longer maturities. This enabled us to accomplish our duration management objectives and capture the value we saw on the longer end of the intermediate yield curve.

We also continued to favor essential service bonds. These bonds fund projects such as toll roads, public transportation systems and water/sewer systems — and we believe these types of securities may be better able to withstand uncertain economic conditions.

Money for new purchases came primarily from new investment inflows, as well as the proceeds of bond maturities and, especially, bond calls. Although we did not engage in

Nuveen Investments	11

widespread selling, we did sell some short-dated paper to keep the portfolio’s duration sufficiently long. We also sold some issues that we considered less attractive in those sectors to which we were actively adding — this enabled us to keep the Fund’s exposure to those areas from growing too large.

Nuveen Limited Term Municipal Bond Fund

Many of the recent purchases for the Fund were tax-supported credits, highlighted by several large water/sewer bond deals. Otherwise, changes over the period to the portfolio’s sector weightings, credit quality allocation and duration were extremely modest. The Fund’s exposure to pre-refunded bonds declined during the period. A handful of our purchases were A-rated bonds, as we saw good potential to add value to the portfolio in this part of the market. We also kept the Fund’s duration somewhat longer than our benchmark, buying bonds a little longer than average. This approach allowed us to keep the portfolio’s duration at our desired level, and to take advantage of what we believed were better value opportunities on the longer end of the yield curve within the limited-term bond universe.

To fund recent purchases, we did not need to sell many bonds. We had a substantial flow of new investments into the Fund, which enabled us to be selective about the positions we wished to add, and we also invested the proceeds of a steady number of bond calls and maturities.

Impact of Nuveen High Yield Municipal Bond Fund’s Leveraging Strategy on Performance

One important factor impacting the returns of Nuveen High Yield Municipal Bond Fund relative to its comparative benchmarks was the Fund’s use of substantial leverage through its investments in inverse floating rate securities, which represent leveraged investments in underlying bonds. The Fund uses leverage because the manager believes that, over time, leveraging provides opportunities for additional income and total return, particularly in the recent market environment where short-term market rates are at or near historical lows, meaning that the short-term rates the Fund has been paying on its leveraging instruments have been much lower than the interest the Fund has been earning on its portfolio of long-term bonds that it has bought with the proceeds of that leverage. However, use of leverage also can expose the Fund to additional volatility. For example, the value of an inverse floating rate security will increase or decrease in value by a multiple of the increase or decrease of the market value of the underlying bond due to changes in market interest rates or the bond’s creditworthiness. Thus, when investing in an inverse floating rate security rather than directly in the underlying bond, the Fund will experience a greater increase in its net asset value if the underlying municipal bond increases in value, but will also experience a correspondingly larger decline in its net asset value if the underlying bond declines in value, which will make the Fund’s net asset value more volatile, and its total return performance more variable over time. In addition, income on inverse floating rate securities will decrease when short-term interest rates increase and increase when short-term interest rates decrease. As a consequence, although investments in inverse floating rate securities offer the opportunity for higher income than the underlying bond at times of low short-term market interest rates, those

12	Nuveen Investments

investments would serve to reduce the Fund’s income if short-term interest rates rise such that they exceed the net income on the underlying bond.

The Fund’s use of leverage through inverse floating rate securities made a positive contribution to the performance of the Fund over this reporting period, largely because of the income differential between the higher rates earned on the Fund’s long-term bond investments and the lower rates paid on its leveraging instruments.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Investments in the funds are subject to certain risks, including the following:

Credit Risk. An issuer of a bond held by the fund may be unable to make interest and principal payments when due. A failure by the issuer to make such payments is called a “default”. A default can cause the price of the issuer’s bonds to plummet. Even if the issuer does not default, the prices of its bonds can fall if the market perceives that the risk of default is increasing.

Low-Quality Bond Risk. Nuveen High Yield Municipal Bond Fund concentrates a large portion of its investments in low-quality municipal bonds (sometimes called “junk bonds”), which have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Interest Rate Risk. Each fund is subject to the risk that the value of the fund’s portfolio will decline because of rising interest rates. Debt securities generally increase in value when interest rates fall and decrease in value when interest rates rise. The funds that invest in longer-term debt securities generally are more sensitive to interest rate changes.

Call Risk. If an issuer exercises its option to call securities held by a fund, the fund may be forced to reinvest in lower-yielding securities.

Derivatives Risk. The funds may use derivative instruments which involve a high degree of financial risk, including the risk that the loss on a derivative may be greater than the principal amount investment.

Inverse Floater Risk. The funds other than Nuveen Inflation Protected Municipal Bond Fund invest in inverse floaters. Due to their leveraged nature, these investments can greatly increase a fund’s exposure to interest rate risk and credit risk. In addition, investments in certain inverse floaters involve the risk that the fund could lose more than its original principal investment. Nuveen High Yield Municipal Bond Fund may invest in inverse floaters to a greater extent than the other funds, creating effective leverage of up to 30% of the fund’s total investment exposure with such investments.

Additional Risks of Nuveen Inflation Protected Municipal Bond Fund. Nuveen Inflation Protected Municipal Bond Fund uses Consumer Price Index (“CPI”) swaps as its primary inflation hedging strategy. If actual inflation turns out to be less than expected, the fund will lose money on the swap and underperform an otherwise identical municipal bond fund that did not utilize CPI swaps. The fund is non-diversified, which means that, when compared to a diversified fund, it may invest a larger portion of its assets in the securities

Nuveen Investments	13

of a limited number of issuers. As a result, the fund may be more sensitive than a diversified fund to any single economic, market, political or regulatory occurrence.

Dividend Information

In September 2011, all share classes of the Nuveen Municipal Bond Fund experienced an increase to its monthly dividend. There were no monthly dividend changes to any of the five other Funds profiled in this report.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all of its net investment income as dividends to shareholders. As of October 31, 2011, all of the Funds in this report had positive UNII balances, based upon our best estimate, for tax purposes. As of October 31, 2011, Nuveen Limited Term Municipal Bond Fund had a negative UNII balance and Nuveen All-American Municipal Bond Fund, Nuveen High Yield Municipal Bond Fund, Nuveen Inflation Protected Municipal Bond Fund, Nuveen Municipal Bond Fund and Nuveen Intermediate Duration Municipal Bond Fund had positive UNII balances for financial reporting purposes.

14	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following six pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios below reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	15

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen All-American Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.93%	4.19%	4.59%	4.76%
Class A Shares at maximum Offering Price	3.39%	-0.21%	3.70%	4.31%
Standard & Poor’s (S&P) National Municipal Bond Index**	3.86%	3.75%	4.48%	4.95%
Lipper General Municipal Debt Funds Classification Average**	5.95%	2.84%	3.31%	3.89%

Class B Shares w/o CDSC	7.52%	3.41%	3.80%	4.14%
Class B Shares w/CDSC	2.52%	-0.55%	3.63%	4.14%
Class C Shares	7.63%	3.59%	4.00%	4.19%
Class I Shares	7.99%	4.36%	4.78%	4.96%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.27%	4.38%	4.77%	4.90%
Class A Shares at maximum Offering Price	5.66%	0.00%	3.87%	4.45%
Class B Shares w/o CDSC	9.83%	3.60%	3.99%	4.27%
Class B Shares w/CDSC	4.83%	-0.36%	3.82%	4.27%
Class C Shares	10.06%	3.89%	4.20%	4.33%
Class I Shares	10.31%	4.66%	4.96%	5.11%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.78%
Class B Shares	1.53%
Class C Shares	1.33%
Class I Shares	0.58%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

16	Nuveen Investments

Nuveen High Yield Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	9.17%	0.68%	-1.64%	3.49%
Class A Shares at maximum Offering Price	4.61%	-3.54%	-2.49%	3.05%
Standard & Poor’s (S&P) National High Yield Municipal Bond Index**	8.07%	4.53%	2.32%	5.30%
Lipper High Yield Municipal Debt Funds Classification Average**	7.30%	1.65%	1.41%	3.81%

Class B Shares w/o CDSC	8.71%	-0.14%	-2.39%	2.87%
Class B Shares w/CDSC	3.71%	-3.89%	-2.53%	2.87%
Class C Shares	8.89%	0.13%	-2.18%	2.92%
Class I Shares	9.28%	0.89%	-1.46%	3.69%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	11.86%	1.61%	-1.37%	3.63%
Class A Shares at maximum Offering Price	7.13%	-2.65%	-2.21%	3.19%
Class B Shares w/o CDSC	11.39%	0.84%	-2.11%	3.01%
Class B Shares w/CDSC	6.39%	-2.94%	-2.26%	3.01%
Class C Shares	11.42%	0.98%	-1.93%	3.05%
Class I Shares	11.90%	1.81%	-1.19%	3.82%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.86%
Class B Shares	1.61%
Class C Shares	1.41%
Class I Shares	0.66%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	17

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Inflation Protected Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Cumulative Total Returns as of October 31, 2011*

	Cumulative

	6-Month	Since Inception*
Class A Shares at NAV	2.53%	6.44%
Class A Shares at maximum Offering Price	-0.55%	3.25%
Barclays Capital 1-10 Year Municipal Bond Index**	3.18%	4.37%
Lipper Intermediate Municipal Debt Funds Classification Average**	3.72%	5.10%

Class C Shares	2.26%	6.13%
Class I Shares	2.61%	6.64%

Latest Calendar Quarter – Cumulative Total Returns as of September 30, 2011

	Cumulative

	6-Month	Since Inception*
Class A Shares at NAV	3.28%	4.93%
Class A Shares at maximum Offering Price	0.18%	1.78%
Class C Shares	3.03%	4.57%
Class I Shares	3.36%	5.02%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Gross Expense Ratios	Net Expense Ratios
Class A Shares	4.87%	0.78%
Class C Shares	5.44%	1.33%
Class I Shares	4.69%	0.58%

The fund’s investment adviser has agreed to waive fees and/or reimburse expenses through August 31, 2013 so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.60% (1.05% after August 31, 2013) of the average daily net assets of any class of Fund shares. The expense limitation expiring August 31, 2013 may be terminated or modified prior to that date only with the approval of the Board of Trustees of the Fund. The expense limitation in effect thereafter may be terminated or modified only with the approval of shareholders of the Fund.

*	Since inception returns are from 3/08/11.
**	Refer to the Glossary of Terms Used in the Report for definitions.

18	Nuveen Investments

Nuveen Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.82%	3.76%	3.66%	4.09%
Class A Shares at maximum Offering Price	2.33%	-0.57%	2.77%	3.65%
Standard & Poor’s (S&P) National Insured Municipal Bond Index**	6.53%	4.06%	4.52%	4.99%
Standard & Poor’s (S&P) National Municipal Bond Index**	3.86%	3.75%	4.48%	4.95%
Lipper General Municipal Debt Funds Classification Average**	5.95%	2.84%	3.31%	3.89%

Class B Shares w/o CDSC	6.51%	3.06%	2.88%	3.48%
Class B Shares w/CDSC	1.51%	-0.92%	2.71%	3.48%
Class C Shares	6.55%	3.27%	3.10%	3.53%
Class I Shares	7.03%	4.05%	3.87%	4.31%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	8.95%	3.87%	3.83%	4.22%
Class A Shares at maximum Offering Price	4.41%	-0.45%	2.94%	3.78%
Class B Shares w/o CDSC	8.63%	3.07%	3.05%	3.60%
Class B Shares w/CDSC	3.63%	-0.91%	2.88%	3.60%
Class C Shares	8.68%	3.38%	3.27%	3.67%
Class I Shares	9.17%	4.06%	4.04%	4.43%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.77%
Class B Shares	1.52%
Class C Shares	1.32%
Class I Shares	0.57%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	19

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	3.96%	2.93%	3.93%	3.98%
Class A Shares at maximum Offering Price	0.87%	-0.14%	3.30%	3.66%
Standard & Poor’s (S&P) Intermediate Municipal Bond Index**	4.49%	4.22%	5.44%	5.10%
Lipper Intermediate Municipal Debt Funds Classification Average**	3.72%	3.04%	4.05%	3.90%

Class B Shares w/o CDSC	3.45%	2.05%	3.14%	3.36%
Class B Shares w/CDSC	-1.55%	-1.91%	2.96%	3.36%
Class C Shares	3.55%	2.37%	3.35%	3.40%
Class I Shares	4.05%	3.13%	4.14%	4.18%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.49%	3.16%	4.09%	4.08%
Class A Shares at maximum Offering Price	2.34%	0.09%	3.45%	3.76%
Class B Shares w/o CDSC	5.09%	2.39%	3.32%	3.45%
Class B Shares w/CDSC	0.09%	-1.58%	3.14%	3.45%
Class C Shares	5.19%	2.60%	3.53%	3.52%
Class I Shares	5.59%	3.36%	4.30%	4.28%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.74%
Class B Shares	1.49%
Class C Shares	1.29%
Class I Shares	0.54%

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in the Report for definitions.

20	Nuveen Investments

Nuveen Limited Term Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	2.87%	2.71%	3.99%	3.61%
Class A Shares at maximum Offering Price	0.28%	0.17%	3.47%	3.35%
Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index**	2.46%	2.86%	4.75%	4.21%
Lipper Short-Intermediate Municipal Debt Funds Classification Average**	2.22%	2.05%	3.45%	3.43%

Class C Shares	2.72%	2.38%	3.63%	3.25%
Class I Shares	2.97%	2.99%	4.19%	3.82%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.49%	3.19%	4.16%	3.72%
Class A Shares at maximum Offering Price	1.84%	0.63%	3.64%	3.46%
Class C Shares	4.24%	2.76%	3.78%	3.36%
Class I Shares	4.51%	3.38%	4.34%	3.92%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.68%
Class C Shares	1.03%
Class I Shares	0.48%

*	Six-month returns are cumulative; all other returns are annualized.
**	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	21

Yields (Unaudited) as of October 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen All-American Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.91%	4.39%	6.10%
Class B Shares	4.39%	3.81%	5.29%
Class C Shares	4.57%	4.03%	5.60%
Class I Shares	5.27%	4.79%	6.65%

Nuveen High Yield Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	6.67%	6.91%	9.60%
Class B Shares	6.25%	6.45%	8.96%
Class C Shares	6.45%	6.67%	9.26%
Class I Shares	7.16%	7.43%	10.32%

Nuveen Inflation Protected Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.18%	2.47%	3.43%
Class C Shares	2.76%	2.38%	3.31%
Class I Shares	3.44%	3.06%	4.25%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

22	Nuveen Investments

Nuveen Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.06%	2.94%	4.08%
Class B Shares	3.48%	2.45%	3.40%
Class C Shares	3.68%	2.66%	3.69%
Class I Shares	4.41%	3.41%	4.74%

Nuveen Intermediate Duration Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.61%	2.17%	3.01%
Class B Shares	2.99%	1.50%	2.08%
Class C Shares	3.19%	1.70%	2.36%
Class I Shares	3.92%	2.44%	3.39%

Nuveen Limited Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	2.50%	1.58%	2.19%
Class C Shares	2.24%	1.27%	1.76%
Class I Shares	2.74%	1.83%	2.54%

1	TheTaxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	23

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen All-American Municipal Bond Fund

Bond Credit Quality1

Nuveen High Yield Municipal Bond Fund

Bond Credit Quality2

Portfolio Composition[1]
Health Care	23.1%
Tax Obligation/Limited	21.0%
Education and Civic Organizations	10.9%
Utilities	10.3%
Transportation	7.8%
Tax Obligation/General	6.3%
Long-Term Care	4.5%
Consumer Staples	3.4%
Other	12.7%

Portfolio Composition[3]
Tax Obligation/Limited	29.3%
Health Care	18.0%
Education and Civic Organizations	10.8%
Transportation	10.6%
Consumer Discretionary	5.2%
Long Term Care	4.9%
Consumer Staples	4.2%
Utilities	4.2%
Other	12.8%

States/U.S. Territories[1]
Illinois	13.5%
Texas	10.3%
California	8.9%
Florida	6.4%
Colorado	4.6%
New York	3.7%
New Jersey	3.5%
Ohio	3.5%
Indiana	3.3%
Wisconsin	3.1%
Georgia	2.6%
Louisiana	2.2%
Michigan	2.1%
Washington	2.1%
Kentucky	2.0%
Minnesota	1.7%
Alabama	1.7%
North Carolina	1.6%
Pennsylvania	1.5%
South Carolina	1.5%
Utah	1.4%
Other	18.8%

States/U.S. Territories[2]
California	16.9%
Florida	12.7%
Illinois	9.0%
Colorado	7.2%
Texas	6.7%
New York	3.9%
New Jersey	3.1%
Michigan	3.0%
Arizona	2.6%
Indiana	2.5%
Ohio	2.4%
Tennessee	2.1%
Alabama	2.1%
Pennsylvania	2.0%
Maryland	1.9%
Georgia	1.6%
Oklahoma	1.6%
Other	18.7%

1	As a percentage of total investments as of October 31, 2011. Holdings are subject to change.

2	As a percentage of total municipal bonds as of October 31, 2011. Holdings are subject to change.

3	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2011. Holdings are subject to change.

24	Nuveen Investments

Nuveen Inflation Protected Municipal Bond Fund

Bond Credit Quality1

Nuveen Municipal Bond Fund

Bond Credit Quality2

Portfolio Composition[1]
Tax Obligation/Limited	26.1%
Utilities	17.8%
Health Care	17.6%
Transportation	17.0%
Tax Obligation/General	7.8%
Water and Sewer	5.6%
Other	8.1%

Portfolio Composition[2]
Tax Obligation/Limited	20.4%
Transportation	20.1%
Tax Obligation/General	14.0%
U.S. Guaranteed	13.8%
Health Care	8.9%
Education and Civic Organizations	6.5%
Water and Sewer	6.0%
Utilities	5.3%
Other	5.0%

States/U.S. Territories[1]
Illinois	10.9%
California	9.7%
Ohio	8.7%
New York	7.0%
New Jersey	6.2%
Texas	6.2%
Georgia	4.1%
Michigan	3.6%
Pennsylvania	3.5%
North Carolina	3.3%
District of Columbia	3.2%
Colorado	2.9%
Washington	2.9%
Kentucky	2.8%
Wisconsin	2.7%
Massachusetts	2.7%
Other	19.6%

States/U.S. Territories[2]
California	16.8%
Texas	9.6%
Washington	7.4%
Pennsylvania	4.8%
New York	4.7%
Illinois	4.6%
Indiana	4.5%
Florida	4.4%
Michigan	3.8%
Georgia	3.4%
Ohio	3.4%
New Jersey	3.2%
Missouri	3.0%
Louisiana	2.7%
Massachusetts	2.6%
Wisconsin	1.9%
Other	19.2%

1	As a percentage of total investments (excluding investments in derivatives) as of October 31, 2011. Holdings are subject to change.

2	As a percentage of total investments as of October 31, 2011. Holdings are subject to change.

Nuveen Investments	25

Holding Summaries (Unaudited) as of October 31, 2011 (continued)

Nuveen Intermediate Duration Municipal Bond Fund

Bond Credit Quality1

Nuveen Limited Term Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	27.2%
Tax Obligation/General	16.3%
Health Care	13.5%
U.S. Guaranteed	11.2%
Utilities	10.4%
Transportation	7.8%
Other	13.6%

Portfolio Composition[1]
Tax Obligation/Limited	24.0%
Tax Obligation/General	22.2%
Health Care	9.9%
Utilities	9.8%
U.S. Guaranteed	8.1%
Education and Civic Organizations	7.7%
Water and Sewer	5.0%
Transportation	5.0%
Other	8.3%

States/U.S. Territories[1]
Texas	8.8%
New York	8.2%
Illinois	8.1%
California	7.9%
Florida	6.9%
Massachusetts	5.7%
New Jersey	5.3%
Michigan	4.1%
Wisconsin	3.4%
Louisiana	3.1%
Missouri	3.1%
Arizona	2.8%
Washington	2.5%
Ohio	2.4%
Puerto Rico	2.3%
Alabama	2.2%
Pennsylvania	2.2%
Tennessee	2.2%
Other	18.8%

States/U.S. Territories[1]
Illinois	9.1%
New York	8.5%
Texas	6.3%
California	6.3%
Florida	5.9%
Pennsylvania	5.8%
New Jersey	5.1%
Arizona	4.6%
Massachusetts	3.6%
Michigan	2.9%
Indiana	2.8%
Wisconsin	2.7%
Maryland	2.6%
Ohio	2.6%
Georgia	2.2%
North Carolina	2.2%
Washington	1.9%
Colorado	1.9%
Missouri	1.8%
Minnesota	1.8%
Other	19.4%

1	As a percentage of total investments as of October 31, 2011. Holdings are subject to change.

26	Nuveen Investments

Expense Examples (Unaudited)

As a shareholder of one or more the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen All-American Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,079.30	$1,075.20	$1,076.30	$1,079.90	$1,021.27	$1,017.50	$1,018.50	$1,022.27
Expenses Incurred During Period	$4.02	$7.93	$6.89	$2.98	$3.91	$7.71	$6.70	$2.90

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .77%, 1.52%, 1.32% and .57% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen High Yield Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,091.70	$1,087.10	$1,088.90	$1,092.80	$1,020.86	$1,017.09	$1,018.10	$1,021.87
Expenses Incurred During Period	$4.47	$8.39	$7.35	$3.42	$4.32	$8.11	$7.10	$3.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .85%, 1.60%, 1.40% and .65% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Inflation Protected Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,025.30	$1,022.60	$1,026.10	$1,021.22	$1,018.45	$1,022.22
Expenses Incurred During Period	$3.97	$6.76	$2.95	$3.96	$6.75	$2.95

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .78%, 1.33% and .58% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (Unaudited) (continued)

Nuveen Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,068.20	$1,065.10	$1,065.50	$1,070.30	$1,021.32	$1,017.55	$1,018.55	$1,022.32
Expenses Incurred During Period	$3.95	$7.84	$6.80	$2.91	$3.86	$7.66	$6.65	$2.85

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .76%, 1.51%, 1.31% and .56% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Intermediate Duration Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,039.60	$1,034.50	$1,035.50	$1,040.50	$1,021.52	$1,017.75	$1,018.75	$1,022.52
Expenses Incurred During Period	$3.69	$7.52	$6.50	$2.67	$3.66	$7.46	$6.44	$2.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .72%, 1.47%, 1.27% and .52% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Limited Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,028.70	$1,027.20	$1,029.70	$1,021.77	$1,020.01	$1,022.77
Expenses Incurred During Period	$3.42	$5.20	$2.40	$3.40	$5.18	$2.39

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .67%, 1.02% and .47% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

28	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.6%

$5,060	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/30	11/15 at 100.00	Baa2		$4,376,596

2,550	Courtland Industrial Development Board, Alabama, Solid Waste Revenue Bonds, International Paper Company Project, Series 2005A, 5.200%, 6/01/25 (Alternative Minimum Tax)	6/15 at 100.00	BBB		2,507,237

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
1,000	5.250%, 1/01/14	No Opt. Call	BBB–		999,800
1,000	5.500%, 1/01/21 – AGM Insured	1/14 at 100.00	AA+		992,120
1,000	5.500%, 1/01/22	1/14 at 100.00	BBB–		950,590

2,000	Sheffield, Alabama, Electric Revenue Bonds, Series 2003, 5.500%, 7/01/29 – AMBAC Insured	7/13 at 100.00	Aa3		2,066,500
12,610	Total Alabama				11,892,843
	Arizona – 0.8%

825	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010, 6.000%, 6/01/40	6/19 at 100.00	BBB–		728,170

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
1,500	5.250%, 12/01/19	No Opt. Call	A		1,531,515
1,000	5.250%, 12/01/28	No Opt. Call	A		968,590
2,000	5.000%, 12/01/37	No Opt. Call	A		1,813,940

964	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005, 6.000%, 7/01/30	7/16 at 100.00	N/R		812,209
6,289	Total Arizona				5,854,424
	Arkansas – 0.2%

	Benton County Public Facilities Board, Arkansas, Charter School Lease Revenue Bonds, BCCSO Project, Series 2010A:
500	5.750%, 6/01/30	6/20 at 100.00	BBB		532,170
1,000	6.000%, 6/01/40	6/20 at 100.00	BBB		1,057,250
1,500	Total Arkansas				1,589,420
	California – 8.5%

2,000	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R		1,736,460

1,000	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985, 17.634%, 4/01/34 (IF)	4/18 at 100.00	AA		1,149,660

2,000	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 6.000%, 5/01/14 (Pre-refunded 5/01/12)	5/12 at 101.00	AA–	(4)	2,077,980

1,065	California Educational Facilities Authority, Revenue Bonds, Woodbury University, Series 2006, 5.000%, 1/01/36	1/15 at 100.00	Baa3		870,403

3,480	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010A, 6.400%, 8/15/45	8/20 at 100.00	BBB–		3,478,608

1,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2010A-1, 5.750%, 3/01/30	3/20 at 100.00	A2		1,054,360

700	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.752%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–		905,688

1,400	California State, General Obligation Bonds, Various Purpose Series 2010, 5.250%, 3/01/30	3/20 at 100.00	A1		1,460,830

1,725	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 5.750%, 10/01/25	10/19 at 100.00	BBB		1,736,885

1,575	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.534%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–		1,630,188

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$845	California Statewide Community Development Authority, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2008E, 5.500%, 7/01/31	7/17 at 100.00	A	$874,195

675	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.322%, 11/15/46 (IF)	11/16 at 100.00	AA–	677,646

500	Chino Hill, California, Community Facilities District 10 Special Tax Bonds, Series 2010, 5.000%, 9/01/30 – AGM Insured	9/20 at 100.00	AA+	512,345

1,000	Chino, California, Community Facilities District 2009-1, Watson Commerce Center, Special Tax Bonds, Series 2010, 6.750%, 9/01/40	9/20 at 100.00	N/R	1,027,970

6,440	Contra Costa Home Mortgage Finance Authority, California, Home Mortgage Revenue Bonds, Series 1984, 0.000%, 9/01/17 – NPFG Insured (ETM)	No Opt. Call	Aaa	4,341,784

2,000	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007, 5.250%, 9/01/37	9/15 at 102.00	N/R	1,319,580

510	Etiwanda School District, California, Coyote Canyon Community Facilties District 2004-1 Improvement Area 2 Special Tax Bonds, Series 2009, 6.500%, 9/01/32	9/19 at 100.00	N/R	520,909

1,300	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – AGC Insured	6/15 at 100.00	AA+	1,256,268

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,480	5.000%, 6/01/33	6/17 at 100.00	BB+	2,458,898
3,440	5.750%, 6/01/47	6/17 at 100.00	BB+	2,488,771

1,000	Jurupa Public Financing Authority, California, Superior Lien Revenue Bonds, Series 2010A, 5.000%, 9/01/33	9/20 at 100.00	AA+	1,005,250

3,000	Madera County, California, Certificates of Participation, Children’s Hospital Central California, Series 2010, 5.375%, 3/15/36	3/20 at 100.00	A	2,928,150

500	Metropolitan Water District of Southern California, Water Revenue Bonds, Series 2006C, 5.000%, 7/01/29	7/16 at 100.00	AAA	544,840

2,700	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 7.000%, 11/01/34	No Opt. Call	A	3,209,274

1,460	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010, 7.000%, 4/01/25	No Opt. Call	BB	1,427,676

1,740	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A, 5.350%, 9/01/30	9/15 at 101.00	N/R	1,581,869

3,000	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.625%, 11/01/29	11/19 at 100.00	Baa3	3,100,470

1,710	Perris Public Financing Authority, California, Tax Allocation Revenue Bonds, Housing Loan Series 2010A, 6.125%, 10/01/40	No Opt. Call	A	1,772,843

4,000	Ridgecrest Redevelopment Agency, California, Ridgecrest Redevelopment Project Tax Allocation Bonds, Refunding Series 2010, 6.125%, 6/30/37	6/20 at 100.00	A–	4,085,840

1,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	1,002,210

930	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	816,456

1,000	San Bernardino County Redevelopment Agency, California, Cedar Glen Disaster Recovery Project Area Tax Allocation Bonds, Series 2010, 5.750%, 9/01/30	9/18 at 100.00	BBB+	917,070

1,660	San Diego Redevelopment Agency, California, City Heights Redevelopment Project Tax Allocation Bonds, Series 2010A, 5.625%, 9/01/40	9/20 at 100.00	A–	1,611,478

670	San Francisco Redevelopment Finance Authority, California, Tax Allocation Revenue Bonds, Mission Bay North Redevelopment Project, Series 2009C, 6.500%, 8/01/39	8/19 at 100.00	A–	711,962

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,050	Semitrophic Improvement District of Semitrophic Water Storage District, Kern County, California, Revenue Bonds, Refunding Series 2009A, 5.000%, 12/01/38	12/19 at 100.00	AA–	$2,146,330

	Tustin Community Redevelopment Agency, California, MCAS Project Area Tax Allocation Bonds, Series 2010:
425	5.000%, 9/01/29	9/18 at 102.00	A	398,030
500	5.000%, 9/01/35	9/18 at 102.00	A	467,925

920	Tustin Community Redevelopment Agency, California, Tax Allocation Housing Bonds Series 2010, 5.000%, 9/01/30 – AGM Insured	No Opt. Call	AA+	947,416

205	Val Verde Unified School District, Riverside County, California, Certificates of Participation, Series 2009A, 5.125%, 3/01/36 – AGC Insured	3/19 at 100.00	AA+	209,127

485	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/12 at 100.00	N/R	479,762

1,500	Western Placer Unified School District, Placer County, California, Certificates of Participation, Refunding Series 2009, 5.250%, 8/01/35 – AGM Insured	8/19 at 100.00	AA+	1,521,330
66,590	Total California			62,464,736
	Colorado – 4.5%

1,000	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R	941,230

	Baptist Road Rural Transportation Authority, Colorado, Sales and Use Tax Revenue Bonds, Series 2007:
845	4.800%, 12/01/17	No Opt. Call	N/R	735,420
1,150	5.000%, 12/01/26	12/17 at 100.00	N/R	782,219

1,230	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.125%, 9/15/25 – SYNCORA GTY Insured	9/15 at 100.00	A	1,244,981

2,065	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R	1,727,290

975	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Crown Pointe Academy of Westminster Project, Chartered Through Adams County School District 50, Series 2009, 5.000%, 7/15/39	7/19 at 100.00	N/R	995,241

2,500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Inc. High School Project, Series 2010, 5.125%, 12/01/39	12/19 at 100.00	N/R	2,509,725

975	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R	886,763

1,500	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/29	No Opt. Call	N/R	1,546,215

1,100	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 6.250%, 11/15/40	11/20 at 100.00	N/R	1,123,166

2,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA+	2,106,380

2,610	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006, 5.250%, 6/01/36	6/16 at 100.00	A–	2,483,702

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
540	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	485,028
395	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	325,492

1,995	Concord Metropolitan District, Douglas County, Colorado, General Obligation Bonds, Refunding Series 2010, 5.375%, 12/01/40	12/20 at 100.00	BBB	2,022,092

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$790	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.250%, 12/01/17	No Opt. Call	N/R	$732,370

2,145	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	2,187,171

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	773,063

700	Pinery West Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2007, 5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	604,961

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
1,080	6.250%, 11/15/28	No Opt. Call	A	1,133,762
2,775	6.500%, 11/15/38	No Opt. Call	A	3,022,558

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
1,000	5.250%, 7/15/24	7/20 at 100.00	Baa3	1,008,960
2,365	6.000%, 1/15/41	7/20 at 100.00	Baa3	2,409,675

815	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	805,090
33,325	Total Colorado			32,592,554
	Connecticut – 1.3%

5,115	Connecticut Development Authority, Pollution Control Revenue Refunding Bonds, Western Massachusetts Electric Company, Series 1993A, 5.850%, 9/01/28	10/12 at 100.00	BBB+	5,144,002

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-2, Trust 1080, 17.714%, 7/01/15 (IF) (5)	No Opt. Call	AAA	1,310,680

1,000	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.000%, 4/01/22	4/20 at 100.00	N/R	1,059,170

1,800	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	1,799,856
8,915	Total Connecticut			9,313,708
	Delaware – 0.1%

1,015	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Series 2011, 5.750%, 7/15/16	No Opt. Call	N/R	1,015,051
	District of Columbia – 0.8%

4,365	District of Columbia, Certificates of Participation, Series 2003, 5.500%, 1/01/18 – AMBAC Insured	1/14 at 100.00	A	4,612,321

1,000	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	872,780
5,365	Total District of Columbia			5,485,101
	Florida – 6.2%

1,250	Bay County, Florida, Educational Facilities Revenue Refunding Bonds, Bay Haven Charter Academy, Inc. Project, Series 2010A, 6.000%, 9/01/40	No Opt. Call	BBB	1,161,275

540	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	415,336

850	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2009B, 7.000%, 4/01/39	4/19 at 100.00	A–	937,890

1,450	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	1,491,079

1,380	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	1,361,756

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$1,000	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	$866,200

1,555	Florida Development Finance Corporation, Revenue Bonds, Learning Gate Community Charter School Project, Series 2007A, 6.000%, 2/15/37	2/17 at 100.00	BBB–	1,385,070

3,510	Florida Housing Finance Corporation, Revenue Bonds, Wyndham Place Apartments, Series 2000W-1, 5.850%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	3,511,790

10,000	Florida State Board of Education, Lottery Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/22	7/21 at 100.00	AAA	11,504,000

985	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	953,943

1,245	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A, 6.100%, 5/01/23	5/14 at 101.00	N/R	1,227,844

1,000	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A, 5.250%, 6/15/27	6/17 at 100.00	BB+	859,070

720	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 6.125%, 5/01/34	5/14 at 101.00	A–	742,802

1,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010A-1, 5.375%, 10/01/35	10/20 at 100.00	A2	1,556,940

2,000	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008A, 5.500%, 10/01/27 – AGC Insured (Alternative Minimum Tax)	10/18 at 100.00	AA+	2,072,560

1,040	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2009, 5.625%, 6/01/34 – AGC Insured	6/19 at 100.00	AA+	1,079,562

1,000	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	864,560

1,635	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	1,504,756

1,955	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2005, 5.600%, 5/01/36	5/15 at 100.00	BB	1,792,129

440	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.875%, 5/01/22	5/17 at 100.00	N/R	413,543

1,500	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	1,378,245

500	Sunrise, Florida, Utility System Revenue Refunding Bonds, Series 1998, 5.000%, 10/01/28 – AMBAC Insured	10/18 at 100.00	AA–	521,490

3,235	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	2,512,948

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
970	5.250%, 5/01/39 (6)	No Opt. Call	N/R	609,771
500	6.650%, 5/01/40 (6)	5/18 at 100.00	N/R	311,590

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
595	6.000%, 5/01/23	5/13 at 101.00	N/R	565,994
3,750	6.125%, 5/01/35	5/13 at 101.00	N/R	3,414,338
46,105	Total Florida			45,016,481
	Georgia – 2.5%

750	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	794,085

2,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008B. Remarketed, 6.750%, 1/01/20	1/19 at 100.00	N/R	2,096,780

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$1,360	Dekalb County Housing Authority, Georgia, Subordinate Multifamily Housing Revenue Bonds, Greens of Stonecrest Project, 2001B Pass-Through Ceritificate Series 2001-8, 5.900%, 11/01/34 (Mandatory put 11/01/18) (Alternative Minimum Tax)	1/12 at 100.00	N/R	$1,359,850

1,240	Effingham County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Ft. James Project, Series 1998, 5.625%, 7/01/18 (Alternative Minimum Tax)	1/12 at 100.00	A–	1,240,161

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A1	5,385,700

1,000	Lavonia Hospital Authority, Georgia, Revenue Anticpation Certificates, Ty Cobb Regional Medical Center, Series 2010, 6.000%, 12/01/40 – AGM Insured	12/20 at 100.00	AA+	1,075,640

850	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2007A, 5.000%, 3/15/22	No Opt. Call	Aa3	897,150

5,500	The Medical Center Hospital Authority, Georgia, Revenue Anticipation Certificates, Columbus Regional Healthcare System, Inc. Project, Series 2010, 5.000%, 8/01/41	8/20 at 100.00	AA+	5,461,665
17,700	Total Georgia			18,311,031
	Guam – 0.4%

2,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.625%, 12/01/30	12/20 at 100.00	B	2,030,760

880	Guam Government Waterworks Authority, Water and Wastewater System Revenue Bonds, Series 2010, 5.625%, 7/01/40	7/20 at 100.00	Ba2	840,805
2,880	Total Guam			2,871,565
	Idaho – 0.2%

1,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	1,149,860
	Illinois – 13.0%

1,000	Bryant, Illinois, Pollution Control Revenue Refunding Bonds, Central Illinois Light Company, Series 1993, 5.900%, 8/01/23	1/12 at 100.00	BBB+	1,000,810

982	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	919,211

2,500	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 8.500%, 6/15/23	12/12 at 100.00	N/R	2,500,225

	Champaign, Illinois, General Obligation Public Safety Sales Tax Bonds, Series 1999:
1,140	8.250%, 1/01/21 – FGIC Insured	No Opt. Call	BBB	1,584,805
1,275	8.250%, 1/01/22 – FGIC Insured	No Opt. Call	BBB	1,793,262

1,534	Chicago, Illinois, FNMA/GNMA Collateralized Single Family Mortgage Revenue Bonds, Series 2007-2G, Trust 1060, 21.063%, 6/01/39 (Alternative Minimum Tax) (IF) (5)	6/17 at 104.00	Aaa	1,982,833

2,000	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	2,072,360

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,498,275

5,000	Illinois Development Finance Authority, Pollution Control Revenue Refunding Bonds – CIPS Debt, Series 1993C-2, 5.950%, 8/15/26	1/12 at 100.00	BBB–	4,999,600

1,375	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc. Obligated Group, Series 2007A, 5.750%, 5/15/31	5/17 at 100.00	N/R	1,277,540

	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010:
900	6.125%, 5/15/27	5/15 at 100.00	N/R	906,786
2,000	6.125%, 5/15/27	5/20 at 100.00	N/R	2,031,800

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$500	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A, 7.750%, 5/15/30	5/20 at 100.00	N/R	$503,690

1,000	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Temps 65 Series 2010D-2, 6.375%, 5/15/17	5/12 at 100.00	N/R	1,000,450

1,215	Illinois Finance Authority, Revenue Bonds, Central DuPage Health, Series 2009, 5.250%, 11/01/39	11/19 at 100.00	AA	1,240,041

1,250	Illinois Finance Authority, Revenue Bonds, Little Company of Mary Hospital and Health Care Centers, Series 2010, 5.375%, 8/15/40	No Opt. Call	A+	1,188,513

2,000	Illinois Finance Authority, Revenue Bonds, Northwestern Memorial Hospital, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	AA+	2,208,400

2,570	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Refunding Series 2010A, 6.000%, 5/15/39	5/20 at 100.00	A	2,659,205

500	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37	11/17 at 100.00	A	505,185

1,500	Illinois Finance Authority, Revenue Bonds, Palos Community Hospital, Series 2010C, 5.125%, 5/15/35	5/20 at 100.00	N/R	1,495,905

1,900	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	2,112,344

1,665	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	1,777,271

6,000	Illinois Finance Authority, Revenue Bonds, Sherman Health Systems, Series 2007A, 5.500%, 8/01/37	8/17 at 100.00	BBB	5,523,900

3,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	3,138,300

925	Illinois Finance Authority, Revenue Bonds, Southern Illinois Healthcare Enterprises, Inc., Series 2005 Remarketed, 5.250%, 3/01/30 – AGM Insured	3/20 at 100.00	AA+	954,212

4,000	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Series 2011A, 6.000%, 8/15/41	8/21 at 100.00	A+	4,105,280

1,400	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2009B, 5.000%, 8/15/26	8/20 at 100.00	AA–	1,479,940

1,500	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Series 2011C, 5.500%, 8/15/41	2/21 at 100.00	AA–	1,580,700

3,935	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., Refunding Series 2007A, 5.250%, 5/01/34	5/17 at 100.00	Baa3	3,595,842

	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002:
4,000	5.500%, 1/01/22	1/13 at 100.00	Baa1	4,031,320
1,000	5.625%, 1/01/28	1/13 at 100.00	Baa1	1,000,360

255	Illinois Housing Development Authority, Housing Finance Bonds, Series 2006K, 4.600%, 7/01/23	7/16 at 100.00	AA	251,677

4,000	Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, 4.850%, 4/20/41 (UB) (5)	4/16 at 100.00	AA+	3,892,880

5,000	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2011, 5.000%, 6/15/28 (WI/DD, Settling 11/04/11)	6/21 at 100.00	AAA	5,332,050

1,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	672,490

3,000	Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2, 5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	1,826,970

1,875	Lombard Public Facilities Corporation, Illinois, Second Tier Conference Center and Hotel Revenue Bonds, Series 2005B, 5.250%, 1/01/36	1/16 at 100.00	B–	1,301,269

1,260	Markham, Illinois, Alternative Source Revenue Bonds, Series 2005A, 5.250%, 4/01/23 – RAAI Insured	4/15 at 100.00	N/R	1,260,718

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,265	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	$1,232,148

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
3,890	5.250%, 6/01/21	No Opt. Call	A	4,136,743
3,000	6.250%, 6/01/24	No Opt. Call	A–	3,166,830

4,450	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2001A, 6.000%, 7/01/27 – FGIC Insured	No Opt. Call	AA	5,319,708

1,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	1,020,300

1,645	Warren Township School District 121, Lake County, Gurnee, Illinois, General Obligation Bonds, Series 2004C, 5.500%, 3/01/22 – AMBAC Insured	3/14 at 101.00	AA+	1,791,866
93,706	Total Illinois			94,874,014
	Indiana – 3.1%

1,235	Hendricks County Building Facilities Corporation, Indiana, First Mortgage Revenue Bonds, Series 2004, 5.500%, 7/15/24	7/14 at 100.00	Aa2	1,285,277

500	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.250%, 8/01/36	8/16 at 100.00	Baa3	452,220

	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A:
1,500	5.250%, 10/15/18	No Opt. Call	Aa3	1,652,865
5,000	5.250%, 10/15/20	No Opt. Call	Aa3	5,494,950

1,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB–	1,414,210

1,000	Indiana Finance Authority, Hospital Refunding Revenue Bonds, Floyd Memorial Hospital and Health Services Project, Series 2010, 5.125%, 3/01/30	3/20 at 100.00	A–	968,740

5,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	5,083,900

905	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1992A, 6.800%, 12/01/16	No Opt. Call	AA+	1,011,926

3,000	Jasper County, Indiana Pollution Control (Northern Indiana Public Service) Commercial Paper, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa1	3,360,540

2,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	2,160,840
21,540	Total Indiana			22,885,468
	Iowa – 0.4%

500	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.250%, 8/15/29 – AGC Insured	8/19 at 100.00	Aa3	527,230

1,490	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	1,281,132

1,000	Iowa Student Loan Liquidity Corporation, Student Loan Revenue Bonds, Refunding Series 2009-2, 5.500%, 12/01/25	12/19 at 100.00	A1	1,048,100
2,990	Total Iowa			2,856,462
	Kansas – 0.9%

2,815	Overland Park Development Corporation, Kansas, Second Tier Revenue Bonds, Overland Park Convention Center, Series 2007B, 5.125%, 1/01/22 – AMBAC Insured	1/17 at 100.00	Baa3	2,661,048

1,200	Overland Park Transportation Development District, Kansas, Sales Tax Revenue Bonds, Oak Park Mall Project, Series 2010, 5.900%, 4/01/32	4/20 at 100.00	BBB	1,273,824

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Kansas (continued)

$1,015	Sedgwick and Shawnee Counties, Kansas, FNMA/GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 2002A, 6.250%, 12/01/33 (Alternative Minimum Tax)	12/11 at 104.50	Aaa		$1,033,798

2,980	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB		1,789,669
8,010	Total Kansas				6,758,339
	Kentucky – 1.9%

1,670	Columbia, Kentucky, Educational Development Revenue Bonds, Lindsey Wilson College Project, Series 2001, 6.250%, 4/01/21	4/12 at 100.50	BBB–		1,687,635

	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A:
2,500	5.750%, 6/01/25	6/20 at 100.00	Baa2		2,582,575
2,000	6.000%, 6/01/30	6/20 at 100.00	Baa2		2,089,140

1,500	Kentucky Economic Development Finance Authority, Hospital Revenue Bonds, Baptist Healthcare System, Series 2009A, 5.375%, 8/15/24	8/19 at 100.00	Aa3		1,641,525

1,995	Kentucky Economic Development Finance Authority, Hospital System Revenue Refunding and Improvement Bonds, Appalachian Regional Healthcare Inc., Series 1997, 5.875%, 10/01/22	4/12 at 100.00	BB		1,843,699

1,405	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–		1,448,906

2,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3		2,668,150
13,570	Total Kentucky				13,961,630
	Louisiana – 2.1%

500	Louisiana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	N/R		527,040

3,605	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/21 – AMBAC Insured	6/16 at 100.00	A–		3,689,862

2,525	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Baton Rouge Community College Facilities Corporation, Series 2002, 5.375%, 12/01/21 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	Baa1	(4)	2,662,764

4,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (6), (7), (8)	12/17 at 100.00	N/R		1,900,120

2,000	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Refunding Series 2009A, 6.000%, 7/01/29	7/19 at 100.00	A+		2,154,260

1,590	Louisiana Publc Facilities Authority, Revenue Bonds, Christus Health, Series 2008B, 5.750%, 7/01/18 – AGC Insured	No Opt. Call	AA+		1,697,802

1,500	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.250%, 5/15/38	5/17 at 100.00	Baa1		1,418,955

1,245	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–		1,245,822
16,965	Total Louisiana				15,296,625
	Maine – 1.0%

1,665	Maine Health and Higher Educational Facilities Authority Revenue Bonds, Series 2010A, 5.000%, 7/01/40	7/20 at 100.00	A1		1,695,952

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3		1,039,430
4,460	6.750%, 7/01/41	7/21 at 100.00	Baa3		4,603,166
7,125	Total Maine				7,338,548

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maryland – 0.7%

$1,000	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 5.750%, 7/01/30	7/20 at 100.00	BBB–		$968,790

4,000	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2003A, 5.000%, 4/01/21 (Pre-refunded 4/01/13)	4/13 at 100.00	AA+	(4)	4,262,320
5,000	Total Maryland				5,231,110
	Massachusetts – 1.1%

275	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R		242,011

4,700	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A, 6.250%, 1/15/28 (6), (7)	1/18 at 100.00	N/R		893,000

500	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E, 5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R		449,165

1,550	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB		1,555,100

3,000	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A, 5.600%, 12/01/19 (Alternative Minimum Tax)	12/11 at 100.00	A–		3,009,540

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
1,260	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		1,075,108
700	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		529,935
11,985	Total Massachusetts				7,753,859
	Michigan – 2.1%

2,755	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2003B, 5.000%, 5/01/20 – FGIC Insured	5/13 at 100.00	Aa2		2,813,626

1,250	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Limited Tax Series 2010, 5.000%, 11/01/30	11/20 at 100.00	AA		1,292,563

800	Jackson County Hospital Finance Authority, Michigan, Hospital Revenue Bonds, W.A. Foote Memorial Hospital, Refunding Series 2006B-2, 5.000%, 6/01/27 – AGM Insured	6/20 at 100.00	AA+		840,104

500	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Spectrum Health System, Series 2008A, 5.500%, 1/15/47 (Mandatory put 1/15/15)	No Opt. Call	AA		563,980

1,550	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2010A, 5.000%, 10/01/35	10/20 at 100.00	AA		1,561,253

1,250	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB		1,191,763

1,420	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R		1,144,051

	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009:
500	5.625%, 11/15/29	11/19 at 100.00	A1		517,290
1,470	5.750%, 11/15/39	11/19 at 100.00	A1		1,505,559

3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1		3,581,340
14,495	Total Michigan				15,011,529
	Minnesota – 1.7%

1,000	Duluth Housing & Redevelopment Authority, Minnesota, Lease Revenue Bonds, Duluth Public Schools Academy, Series 2010A, 5.875%, 11/01/40	11/20 at 100.00	BBB–		906,860

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R		979,770

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

$3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A	$3,396,540

2,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	2,057,320

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
2,500	6.000%, 11/15/25	11/15 at 100.00	BB+	2,511,450
2,500	6.000%, 11/15/35	11/15 at 100.00	BB+	2,416,675
12,000	Total Minnesota			12,268,615
	Mississippi – 0.3%

975	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (6)	2/21 at 102.00	NA	957,626

1,000	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB	1,005,000
1,975	Total Mississippi			1,962,626
	Missouri – 1.1%

2,540	Cole County Industrial Development Authority, Missouri, Revenue Bonds, Lutheran Senior Services – Heisinger Project, Series 2004, 5.500%, 2/01/35	2/14 at 100.00	N/R	2,426,005

2,470	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	2,582,657

1,802	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, Fashion Square Redevelopment Project, Series 2008A, 6.300%, 8/22/26	3/12 at 100.00	N/R	1,555,468

1,437	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	1,274,906
8,249	Total Missouri			7,839,036
	Nebraska – 0.4%

1,700	Nebraska Investment Finance Authority, Single Family Housing Revenue Bonds, Series 2010A, 5.700%, 9/01/31	9/20 at 100.00	AA+	1,826,701

1,200	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2011, 4.125%, 11/15/31	11/21 at 100.00	AAA	1,208,820
2,900	Total Nebraska			3,035,521
	Nevada – 1.0%

2,000	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Series 2010A, 5.000%, 7/01/30	1/20 at 100.00	Aa3	2,062,760

2,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 7.500%, 6/15/23	6/19 at 100.00	A	2,299,840

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
1,210	6.500%, 9/01/20	9/18 at 100.00	N/R	1,211,186
1,900	6.750%, 9/01/27	9/18 at 100.00	N/R	1,828,408
7,110	Total Nevada			7,402,194
	New Hampshire – 1.3%

3,500	New Hampshire Business Finance Authority, Pollution Control Revenue Refunding Bonds, Public Service Company of New Hampshire, Series 2001C, 5.450%, 5/01/21 – NPFG Insured	5/12 at 101.00	A–	3,602,480

3,500	New Hampshire Business Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2002, 5.200%, 5/01/27 (Alternative Minimum Tax)	5/16 at 101.00	BBB	3,558,835

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire (continued)

$1,025	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Elliot Hospital, Refunding Series 2003B, 5.600%, 10/01/22	No Opt. Call	BBB+	$1,059,512

1,445	New Hampshire Housing Finance Authority, Single Family Mortgage Acquisition Bonds, Series 2010C Subseries 2006J, 5.150%, 1/01/37	No Opt. Call	Aa3	1,531,252
9,470	Total New Hampshire			9,752,079
	New Jersey – 3.3%

1,335	Manalapan-Englishtown Regional Board of Education, New Jersey, General Obligation Bonds, Series 2004, 5.750%, 12/01/21 – FGIC Insured	No Opt. Call	Aa3	1,706,130

835	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.750%, 6/01/31	6/20 at 100.00	Baa3	849,654

	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B:
2,000	6.250%, 12/01/18	No Opt. Call	Baa1	2,353,320
600	7.500%, 12/01/32	6/19 at 100.00	Baa1	698,406

1,335	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Bond Trust PA-4643, 19.707%, 6/01/30 (IF) (5)	6/19 at 100.00	AA	1,662,556

7,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+	8,065,330

3,000	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A, 5.250%, 1/01/26 – AGM Insured	No Opt. Call	AA+	3,460,500

1,000	Newark Housing Authority, New Jersey, City-Secured Police Facility Revenue Bonds, South Ward Police Facility, Series 2009A, 5.750%, 12/01/30 – AGC Insured	12/19 at 100.00	Aa3	1,088,400

2,000	Passaic Valley Water Commission, New Jersey, Water System Revenue Bonds, Series 2003, 5.000%, 12/15/19 – AGM Insured	No Opt. Call	AA+	2,328,980

770	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	794,740

2,000	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.750%, 6/01/34	6/17 at 100.00	BB+	1,344,140
21,875	Total New Jersey			24,352,156
	New Mexico – 0.5%

3,000	New Mexico Hospital Equipment Loan Council, First Mortgage Revenue Bonds, La Vida LLena Project, Series 2010A, 5.875%, 7/01/30	7/20 at 100.00	N/R	2,900,790

1,080	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008, 7.500%, 10/01/18	No Opt. Call	N/R	1,116,871
4,080	Total New Mexico			4,017,661
	New York – 3.5%

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
1,100	6.000%, 7/15/30	1/20 at 100.00	BBB–	1,143,549
5,745	6.375%, 7/15/43	No Opt. Call	BBB–	5,966,355

3,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2008A, 6.000%, 5/01/33	5/19 at 100.00	A–	3,378,240

1,980	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/38	5/21 at 100.00	A–	2,045,795

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
3,000	5.750%, 10/01/37	10/17 at 100.00	N/R	1,598,160
1,000	5.875%, 10/01/46	10/17 at 102.00	N/R	532,670

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$1,000	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484, 18.102%, 6/15/33 (IF)	6/19 at 100.00	AA+		$1,237,480

135	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/16 (Pre-refunded 8/01/12)	8/12 at 100.00	Aa2	(4)	140,571

2,125	New York State Urban Development Corporation, Special Project Revenue Bonds, University Facilities Grants, Series 1995, 5.500%, 1/01/19	No Opt. Call	AA–		2,517,105

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–		833,677

5,000	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC, Sixth Series 1997, 7.000%, 12/01/12 – NPFG Insured (Alternative Minimum Tax)	No Opt. Call	Baa1		5,179,900

1,170	Suffolk County Economic Development Corporation, New York, Revenue Refunding Bonds, Peconic Landing At Southold, Inc. Project, Series 2010, 5.875%, 12/01/30	12/20 at 100.00	N/R		1,196,360
26,050	Total New York				25,769,862
	North Carolina – 1.5%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R		891,540

3,500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2011, 5.000%, 10/01/28	10/21 at 100.00	A+		3,564,260

	North Carolina Capital Facilities Financing Agency, Revenue Bonds, Duke University, Series 2008, Tender Option Bonds Trust 3248:
1,920	27.216%, 10/01/21 (IF)	10/16 at 100.00	AA+		3,353,894
585	27.434%, 10/01/34 (IF)	10/15 at 100.00	AA+		1,021,948

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Bonds, Series 2008C, 6.750%, 1/01/24	1/19 at 100.00	A–		1,187,980

1,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22 – FGIC Insured	No Opt. Call	Baa1		1,202,290
9,005	Total North Carolina				11,221,912
	Ohio – 3.3%

2,435	American Municipal Power Ohio Inc., Genoa Village, Electric System Improvement Revenue Bonds, Series 2004, 5.250%, 2/15/24 – AGC Insured	2/14 at 100.00	AA+		2,516,865

2,620	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.750%, 6/01/34	6/17 at 100.00	BB–		1,901,491

	Butler County, Ohio, Hospital Facilities Revenue Bonds, UC Health, Series 2010:
3,000	5.250%, 11/01/29	11/20 at 100.00	BBB+		2,913,330
2,000	5.750%, 11/01/40	11/20 at 100.00	BBB+		1,970,860

3,040	Franklin County, Ohio, Healthcare Facilities Revenue Bonds, Ohio Presbyterian Retirement Services, Improvement Series 2010A, 5.625%, 7/01/26	7/21 at 100.00	BBB		3,062,526

700	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB		707,987

5,765	Lucas County, Ohio, Hospital Revenue Bonds, ProMedica Healthcare Obligated Group, Series 2011A, 6.000%, 11/15/41	11/21 at 100.00	AA–		6,313,252

3,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.375%, 4/01/30	4/20 at 100.00	BBB–		3,512,180

1,270	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–		1,401,559
24,330	Total Ohio				24,300,050

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oklahoma – 0.3%

$1,730	Durant Community Facilities Authority, Bryan County, Oklahoma, Sales Tax Revenue Bonds, Series 2004, 5.750%, 11/01/24 – SYNCORA GTY Insured	11/14 at 100.00	A+	$1,912,394
	Oregon – 0.2%

1,000	Oregon Housing and Community Services Department, Multifamily Housing Revenue Bonds, Refunding Series 2010A, 5.150%, 7/01/42 (Alternative Minimum Tax)	1/20 at 100.00	Aaa	998,400

265	Oregon, Economic Development Revenue Refunding Bonds, Georgia Pacific Corp., Series 1997-183, 5.700%, 12/01/25	1/12 at 100.00	Baa3	264,995
1,265	Total Oregon			1,263,395
	Pennsylvania – 1.5%

1,125	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011, 6.750%, 11/01/31	11/21 at 100.00	BBB–	1,170,180

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	834,140

1,000	Cumberland County Municipal Authority Revenue Bonds, Pennsylvania, Diakon Lutheran Social Ministries Project, Series 2009, 6.125%, 1/01/29	1/19 at 100.00	N/R	1,031,740

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB	1,028,550

940	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 18.380%, 8/01/38 (IF) (5)	8/20 at 100.00	AA	1,219,030

3,000	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1	3,122,940

1,200	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 5.800%, 7/01/30	7/20 at 100.00	BBB–	1,201,512

525	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2010-110A, 4.750%, 10/01/25	10/19 at 100.00	AA+	528,596

480	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 5.750%, 11/15/30	11/20 at 100.00	BBB–	434,678

330	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	331,541
10,600	Total Pennsylvania			10,902,907
	Puerto Rico – 1.3%

1,030	Puerto Rico Housing Finance Authority, Capital Fund Program Revenue Bonds, Series 2003, 5.000%, 12/01/20	12/13 at 100.00	AA+	1,072,271

	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005C:
4,000	5.500%, 7/01/25 – AMBAC Insured	No Opt. Call	BBB+	4,169,800
1,000	5.500%, 7/01/27 – AMBAC Insured	No Opt. Call	BBB+	1,035,610

3,750	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+	3,286,088
9,780	Total Puerto Rico			9,563,769
	Rhode Island – 0.1%

1,000	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB	1,000,440
	South Carolina – 1.4%

370	Greenville, South Carolina, Hospital Facilities Revenue Bonds, Series 1990, 6.000%, 5/01/20	No Opt. Call	AA–	433,614

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

	Greenwood County, South Carolina, Hospital Revenue Bonds, Self Memorial Hospital, Series 2001:
$2,500	5.500%, 10/01/26	4/12 at 100.00	A+		$2,501,375
3,250	5.500%, 10/01/31	4/12 at 100.00	A+		3,251,235

2,025	South Carolina Housing Finance and Development Authority, Mortgage Revenue Bonds, Series 2006C-2, 5.500%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	2/13 at 100.00	Aa1		2,137,165

2,000	South Carolina Public Service Authority, Electric System Revenue Bonds, Santee Cooper, Series 2008A, 5.375%, 1/01/28	1/19 at 100.00	AA–		2,232,420
10,145	Total South Carolina				10,555,809
	Tennessee – 0.9%

	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D:
500	6.000%, 10/01/23	10/18 at 100.00	AA		573,375
1,500	6.125%, 10/01/28	10/18 at 100.00	AA		1,675,995

1,000	Clarksville Natural Gas Acquisition Corporation, Tennessee, Natural Gas Revenue Bonds, Series 2006, 5.000%, 12/15/17 – SYNCORA GTY Insured	No Opt. Call	Baa1		1,022,410

3,080	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A, 5.500%, 7/01/36	7/16 at 100.00	BBB+		3,020,679

135	Memphis Health, Educational and Housing Facilities Board, Tennessee, Multifamily Housing Revenue Bonds, Goodwill Village Apartments, Series 2010A, 5.500%, 12/01/30	12/20 at 100.00	A–		128,561

1,000	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007, 5.500%, 11/01/37 (6), (7)	11/17 at 100.00	N/R		74,100
7,215	Total Tennessee				6,495,120
	Texas – 9.9%

1,000	Alliance Airport Authority, Texas, Special Facilities Revenue Bonds, American Airlines Inc., Series 2007, 5.750%, 12/01/29 (Alternative Minimum Tax), (6)	1/12 at 100.00	CCC+		531,790

1,745	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–		1,811,589

1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		1,733,660

2,100	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 8.750%, 2/15/28	No Opt. Call	BBB–		2,331,840

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2011C:
3,500	5.000%, 11/01/24	11/20 at 100.00	A+		3,867,325
1,500	5.000%, 11/01/25	11/20 at 100.00	A+		1,641,510

1,480	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		1,317,659

1,190	Fort Worth, Texas, General Obligation Bonds, Series 2003, 5.000%, 3/01/21 (Pre-refunded 3/01/13) – FGIC Insured	3/13 at 100.00	AA+	(4)	1,263,732

7,560	Houston Community College System, Texas, General Obligation Bonds, Refunding Series 2011, 5.000%, 2/15/22	No Opt. Call	AA+		8,942,346

10,465	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2011A, 5.000%, 3/01/21	No Opt. Call	AA		12,485,164

1,955	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.250%, 9/01/28	9/21 at 100.00	A2		1,999,320

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$1,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/25 (Alternative Minimum Tax)	7/21 at 100.00	A	$1,278,300

1,080	Mesquite Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Christian Care Centers Inc., Refunding Series 2005, 5.625%, 2/15/35	2/16 at 100.00	BBB–	988,999

1,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB	1,069,790

1,780	North Fort Bend Water Authority, Texas, Water System Revenue Bonds, Series 2011, 5.000%, 12/15/36 (WI/DD, Settling 11/17/11) – AGM Insured	12/21 at 100.00	AA+	1,820,370

2,000	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Series 2008F, 5.750%, 1/01/33	1/18 at 100.00	A3	2,083,440

5,440	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011C, 0.000%, 9/01/45	9/31 at 100.00	AA	3,332,707

3,000	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.000%, 1/01/28	1/19 at 100.00	A2	3,328,080

1,000	Richardson Hospital Authority, Texas, Revenue Bonds, Richardson Regional Medical Center, Series 2004, 6.000%, 12/01/34	12/13 at 100.00	A	1,010,150

500	SA Energy Acquisition Public Facilities Corporation, Texas, Gas Supply Revenue Bonds, Series 2007, 5.500%, 8/01/27	No Opt. Call	A	521,080

3,150	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A, 6.000%, 10/01/21	10/12 at 100.00	Baa2	3,206,354

1,000	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14	11/11 at 100.00	N/R	994,230

890	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Scott & White HealthCare Project, Series 2010, 5.500%, 8/15/45	8/20 at 100.00	A1	910,773

810	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	866,465

7,800	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010, 7.000%, 6/30/40	6/20 at 100.00	Baa3	8,407,698

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	856,720

1,750	Texas State, General Obligation Bonds, Water Financial Assistance, Tender Option Bond Trust 3479, 17.542%, 2/01/17 (IF)	No Opt. Call	Aaa	2,282,140

750	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.000%, 11/01/30	No Opt. Call	N/R	785,123

500	Uptown Development Authority, Houston, Texas, Tax Increment Revenue Bonds, Infrastructure Improvement Facilities, Series 2009, 5.250%, 9/01/24	9/19 at 100.00	BBB	512,870
68,895	Total Texas			72,181,224
	Utah – 1.4%

3,525	Carbon County, Utah, Solid Waste Disposal Revenue Bonds, Laidlaw/ECDC Project, Guaranteed by Allied Waste Industries, Series 1997A, 7.450%, 7/01/17 (Alternative Minimum Tax)	1/12 at 100.00	N/R	3,569,027

1,000	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Navigator Pointe Academy Project, Series 2010A, 5.625%, 7/15/40	7/20 at 100.00	BBB	892,660

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utah (continued)

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
$500	6.250%, 6/15/28	6/17 at 100.00	N/R	$454,785
950	6.500%, 6/15/38	6/17 at 100.00	N/R	840,076

1,250	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.250%, 7/15/30	7/20 at 100.00	BBB–	1,205,838

1,135	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Paradigm High School, Series 2010A, 6.375%, 7/15/40	7/20 at 100.00	BBB–	1,035,234

2,135	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A, 7.750%, 7/15/31	7/21 at 100.00	BB+	2,199,883
10,495	Total Utah			10,197,503
	Vermont – 0.3%

1,815	Vermont Educational and Health Buildings FInancing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.125%, 1/01/28	1/21 at 100.00	Baa2	1,911,685
	Virgin Islands – 0.9%

500	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Subordinate Lien Series 2009A, 6.000%, 10/01/39	10/19 at 100.00	Baa3	513,745

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	1,331,338

875	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Ba2	804,773

1,500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2	1,212,825

2,625	Virgin Islands Water and Power Authority, Electric System Revenue Refunding Bonds, Series 1998, 5.300%, 7/01/21	1/12 at 100.00	N/R	2,625,026
6,740	Total Virgin Islands			6,487,707
	Virginia – 0.8%

85	Goochland County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation Project, Series 1998, 5.650%, 12/01/25 (Alternative Minimum Tax)	12/11 at 100.00	Baa3	84,995

1,075	Henrico County Industrial Development Authority, Virginia, Solid Waste Revenue Bonds, Browning – Ferris Industries of South Atlantic Inc., Series 1997A, 5.875%, 3/01/17 (Alternative Minimum Tax)	7/11 at 100.00	BBB	1,078,472

2,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Refunding Bonds, Series 2011C, 5.000%, 10/01/26 (Alternative Minimum Tax)	10/21 at 100.00	AA–	2,104,560

2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	1,226,240

1,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	1,055,130
6,160	Total Virginia			5,549,397
	Washington – 2.0%

4,150	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A	4,373,436

175	Franklin County Public Utility District 1, Washington, Electric Revenue Refunding Bonds, Series 2002, 5.625%, 9/01/20 – NPFG Insured	9/12 at 100.00	Aa3	181,137

960	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B, 20.127%, 6/01/34 (IF) (5)	6/19 at 100.00	AA	1,230,989

2,450	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	2,446,766

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen All-American Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Washington (continued)

$3,500	Washington State Health Care Facilities Authority, Revenue Bonds, Kadlec Regional Medical Center, Series 2010, 5.250%, 12/01/30	12/20 at 100.00	Baa2	$3,351,390

3,315	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.500%, 6/01/26	6/13 at 100.00	A3	3,371,454
14,550	Total Washington			14,955,172
	West Virginia – 0.2%

500	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Financing District, Series 2007A, 5.850%, 6/01/34	No Opt. Call	N/R	505,180

1,000	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008, 6.500%, 10/01/28	10/18 at 100.00	N/R	975,920
1,500	Total West Virginia			1,481,100
	Wisconsin – 3.0%

1,020	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	1,054,364

2,760	Manitowoc, Wisconsin, Power System Revenue Bonds, Series 2004, 5.000%, 10/01/23 – FGIC Insured	10/14 at 100.00	A+	2,892,121

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,722,875

1,920	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.600%, 2/15/29	1/12 at 100.00	A3	1,920,422

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.250%, 4/15/24	4/20 at 100.00	A3	1,027,519

3,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.750%, 5/01/29	5/14 at 100.00	BBB+	3,001,709

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ProHealth Care, Inc. Obligated Group, Series 2009:
1,800	6.625%, 2/15/32	2/14 at 100.00	A+	1,857,833
595	6.625%, 2/15/39	2/19 at 100.00	A+	642,278

2,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113, 14.257%, 8/15/33 (IF)	8/13 at 100.00	BBB+	1,426,199

2,535	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/30	8/16 at 100.00	BBB+	2,296,101

3,000	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,980,349
22,630	Total Wisconsin			21,821,770
	Wyoming – 0.8%

2,250	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	2,392,649

	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B:
800	5.500%, 12/01/27	12/21 at 100.00	BBB	809,527
1,620	6.000%, 12/01/36	12/21 at 100.00	BBB	1,648,705

1,000	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	1,082,999
5,670	Total Wyoming			5,933,880
$705,914	Total Investments (cost $676,860,361) – 96.3%			703,659,342
	Floating Rate Obligations – (0.4)%			(3,000,000)
	Other Assets Less Liabilities – 4.1%			30,084,460
	Net Assets – 100%			$730,743,802

46	Nuveen Investments

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

(6)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Municipal Bonds – 101.6%

	Alabama – 2.1%

$16,000	Adamsville Solid Waste Disposal Authority, Alabama, Solid Waste Disposal Revenue Bonds, Green Mountain Management LLC Project,Series 2010, 8.750%, 8/01/30	8/20 at 100.00	N/R	$15,506,560

15,555	Bessemer, Alabama, General Obligation Warrants, Series 2007, 6.500%, 2/01/37	2/17 at 102.00	N/R	11,153,246

	Jefferson County Public Building Authority, Alabama, Lease Revenue Warrants, Series 2006:
985	5.125%, 4/01/17 – AMBAC Insured	4/16 at 100.00	B–	849,139
1,000	5.125%, 4/01/19 – AMBAC Insured	4/16 at 100.00	B–	811,530
2,000	5.125%, 4/01/21 – AMBAC Insured	4/16 at 100.00	B–	1,545,920

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
4,205	5.250%, 1/01/12	No Opt. Call	BBB–	4,204,706
2,020	5.250%, 1/01/13	No Opt. Call	BBB–	2,019,778
5,865	5.250%, 1/01/14	No Opt. Call	BBB–	5,863,827
2,530	5.250%, 1/01/15	No Opt. Call	BBB–	2,519,475
545	5.250%, 1/01/16	1/14 at 100.00	BBB–	539,485
5,060	5.250%, 1/01/17	1/14 at 100.00	BBB–	5,008,287
3,000	5.250%, 1/01/19	1/14 at 100.00	BBB–	2,909,580
11,415	5.250%, 1/01/20	No Opt. Call	BBB–	10,956,459
1,710	5.500%, 1/01/21 – AGM Insured (4)	1/14 at 100.00	AA+	1,696,525
4,200	5.500%, 1/01/22	1/14 at 100.00	BBB–	3,992,478
3,785	5.250%, 1/01/23	1/14 at 100.00	BBB–	3,519,331
5,440	5.000%, 1/01/24	1/14 at 100.00	BBB–	5,030,314
315	4.750%, 1/01/25	1/14 at 100.00	BBB–	278,718
530	4.750%, 1/01/25 – AMBAC Insured	1/14 at 100.00	BBB–	465,398

	Montgomery Medical Clinic Board, Alabama, Health Care Facility Revenue Bonds, Jackson Hospital, Series 2006:
1,635	4.750%, 3/01/26	3/16 at 100.00	BBB	1,489,371
3,025	4.750%, 3/01/36	3/16 at 100.00	BBB	2,556,034

12,100	Phenix City Industrial Development Board, Alabama, Environmental Improvement Revenue Bonds, MeadWestvaco Corporation, Series 2002A, 6.350%, 5/15/35 (Alternative Minimum Tax)	5/12 at 100.00	BBB	12,092,256

	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001A:
10	7.650%, 1/01/11 (5)	No Opt. Call	N/R	6,498
2,365	8.125%, 1/01/21 (5)	1/13 at 100.00	N/R	1,536,682
1,420	8.250%, 1/01/31 (5)	1/13 at 100.00	N/R	922,659

2,630	Rainbow City Special Healthcare Facilities Financing Authority, Alabama, First Mortgage Revenue Bonds, Regency Pointe, Series 2001B, 7.250%, 1/01/06 (5)	No Opt. Call	N/R	1,708,869

	Sylacauga Health Care Authority, Alabama, Revenue Bonds, Coosa Valley Medical Center, Series 2005A:
2,000	6.000%, 8/01/25	8/15 at 100.00	N/R	1,875,240
7,045	6.000%, 8/01/35	8/15 at 100.00	N/R	6,182,622
118,390	Total Alabama			107,240,987
	Alaska – 0.2%

	Alaska Housing Finance Corporation, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3188:
1,965	19.309%, 12/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	1,965,000
4,580	19.177%, 12/01/15 (Alternative Minimum Tax) (IF)	No Opt. Call	AA+	4,840,877

	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A:
2,000	5.000%, 6/01/32	6/14 at 100.00	B2	1,430,540
5,050	5.000%, 6/01/46	6/14 at 100.00	B2	3,201,246
13,595	Total Alaska			11,437,663

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona – 2.6%

$4,250	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 3256, 19.095%, 7/01/27 (IF)	1/18 at 100.00	AA–	$4,907,730

1,750	Arizona Health Facilities Authority, Hospital Revenue Bonds, Banner Health Systems, Tender Option Bond Trust 4695, 18.210%, 1/01/31 (IF) (4)	1/18 at 100.00	AA–	1,981,980

	Downtown Phoenix Hotel Corporation, Arizona, Senior Revenue Bonds, Series 2005A:
1,540	5.250%, 7/01/26 – FGIC Insured	1/16 at 100.00	BB+	1,450,449
4,145	5.000%, 7/01/36 – FGIC Insured	1/16 at 100.00	BB+	3,297,762
1,515	5.000%, 7/01/40 – FGIC Insured	1/16 at 100.00	BB+	1,175,458

618	Estrella Mountain Ranch Community Facilities District, Goodyear, Arizona, Special Assessment Lien Bonds, Series 2001A, 7.875%, 7/01/25	7/12 at 100.00	N/R	623,302

	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005:
700	4.700%, 12/01/28	12/15 at 100.00	BBB	616,161
345	4.750%, 12/01/29	12/15 at 100.00	BBB	303,507
1,835	4.750%, 12/01/30	12/15 at 100.00	BBB	1,594,211

20,000	Maricopa County Industrial Development Authority, Arizona, Multifamily Housing Revenue Bonds, Privado Park Apartments Project, Series 2006A, 5.000%, 11/01/46 (Mandatory put 11/01/15)	1/12 at 100.00	N/R	19,243,200

6,720	Maricopa County Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Christian Care Mesa II Inc., Series 2004A, 6.625%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	CC	5,033,683

1,615	Maricopa County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Rainbow Valley Landfill Project, Series 1999A, 7.500%, 12/01/20 (Alternative Minimum Tax)	6/12 at 100.00	N/R	1,553,565

420	Parkway Community Facilities District 1, Prescott Valley, Arizona, General Obligation Bonds, Series 2006, 5.300%, 7/15/25	7/16 at 100.00	N/R	362,674

	Phoenix Industrial Development Authority, Arizona, Educational Revenue Bonds, Keystone Montessori School, Series 2004A:
105	6.375%, 11/01/13	5/12 at 100.00	N/R	106,086
790	7.250%, 11/01/23	11/16 at 100.00	N/R	774,247
1,710	7.500%, 11/01/33	11/16 at 100.00	N/R	1,613,744

5,325	Phoenix Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Christian Care Manor I and Christian Care Manor II, Inc. Project, Series 2005A, 5.500%, 7/01/35	7/15 at 100.00	Baa2	4,783,022

3,745	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Cambridge Academy-East, Inc. Project, Series 2010, 6.625%, 4/01/40	4/20 at 100.00	N/R	3,495,059

550	Pima County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Noah Webster Basic Schools Inc., Series 2004, 6.125%, 12/15/34	12/14 at 100.00	BBB–	499,868

	Pima County Industrial Development Authority, Arizona, Choice Education and Development Charter School Revenue Bonds, Series 2006:
335	6.000%, 6/01/16	No Opt. Call	N/R	330,900
1,465	6.250%, 6/01/26	6/16 at 100.00	N/R	1,292,335
3,000	6.375%, 6/01/36	6/16 at 100.00	N/R	2,505,420

3,500	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds Legacy Traditional School Project, Series 2009, 8.500%, 7/01/39	No Opt. Call	N/R	3,648,995

	Pima County Industrial Development Authority, Arizona, Education Revenue Bonds, Paradise Education Center Project, Series 2010:
1,200	6.000%, 6/01/40	6/19 at 100.00	BBB–	1,059,156
1,250	6.100%, 6/01/45	6/19 at 100.00	BBB–	1,100,788

	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Paradise Education Center Charter School, Series 2006:
250	5.875%, 6/01/22	6/16 at 100.00	BBB–	236,335
475	6.000%, 6/01/36	6/16 at 100.00	BBB–	413,625

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$2,815	Pima County Industrial Development Authority, Arizona, Educational Revenue Bonds, Valley Academy Charter School Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	Baa3	$2,626,451

3,165	Pima County Industrial Development Authority, Arizona, Lease Revenue Bonds, Clark County Detention Facility Project, Trust 2835, 16.445%, 3/01/16 (IF) (4)	No Opt. Call	AA	3,375,852

	Quechan Indian Tribe of the Fort Yuma Reservation, Arizona, Government Project Bonds, Series 2008:
2,330	6.625%, 12/01/17	No Opt. Call	N/R	2,250,990
14,060	7.000%, 12/01/27	12/17 at 102.00	N/R	13,066,942

	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007:
60	5.250%, 12/01/22	No Opt. Call	A	60,337
80	5.250%, 12/01/28	No Opt. Call	A	77,487
7,100	5.000%, 12/01/32 (4)	No Opt. Call	A	6,545,632
8,050	5.000%, 12/01/37 (4)	No Opt. Call	A	7,301,109

	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007:
3,000	4.700%, 4/01/22	4/14 at 100.00	N/R	3,011,040
4,425	4.900%, 4/01/32	4/17 at 100.00	N/R	4,170,341

	Tucson Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2004A:
1,620	5.850%, 9/01/24	9/14 at 100.00	BB+	1,475,237
1,035	6.125%, 9/01/34	9/14 at 100.00	BB+	888,454

	Watson Road Community Facilities District, Arizona, Special Assessment Revenue Bonds, Series 2005:
100	5.200%, 7/01/13	No Opt. Call	N/R	100,862
1,476	5.400%, 7/01/15	No Opt. Call	N/R	1,479,764
700	5.500%, 7/01/16	No Opt. Call	N/R	693,707
7,586	5.750%, 7/01/22	7/16 at 100.00	N/R	6,859,641
11,739	6.000%, 7/01/30	7/16 at 100.00	N/R	9,890,577

	Yavapai County Industrial Development Authority, Arizona, Charter School Revenue Bonds, Arizona Agribusiness and Equine Center Charter School, Series 2011:
3,530	7.625%, 3/01/31	3/21 at 100.00	BB+	3,668,305
1,330	7.875%, 3/01/42	3/21 at 100.00	BB+	1,385,740

1,340	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.375%, 12/01/37 (Alternative Minimum Tax)	12/17 at 100.00	N/R	1,213,370
144,694	Total Arizona			134,145,100
	California – 17.2%

2,370	Atwater Public Financing Authority, California, Wastewater Revenue Bonds, Tender Option Bond Trust 3145, 18.571%, 5/01/45 – AGM Insured (IF)	5/19 at 100.00	AA-	2,717,063

255	Azusa Redevelopment Agency, California, Tax Allocation Refunding Bonds, Merged West End Development, Series 2007B, 5.300%, 8/01/36	No Opt. Call	N/R	198,732

	Azusa, California, Special Tax Bonds, Community Facilities District 2005-1 Rosedale Improvement Area 1, Series 2007:
3,980	5.000%, 9/01/27	9/17 at 100.00	N/R	3,349,528
9,970	5.000%, 9/01/37	9/17 at 100.00	N/R	7,689,761

2,500	Bay Area Governments Association, California, BART SFO Extension, Airport Premium Fare Revenue Bonds, Series 2002A, 5.000%, 8/01/32 – AMBAC Insured	8/12 at 100.00	N/R	2,170,575

	Bay Area Toll Authority, California, Revenue Bonds, San Francisco Bay Area Toll Bridge, Tender Option Bond Trust 2985:
1,085	17.582%, 4/01/31 (IF)	4/17 at 100.00	AA	1,314,044
2,445	17.634%, 4/01/34 (IF)	4/18 at 100.00	AA	2,810,919

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$1,250	17.641%, 4/01/34 (IF)	4/18 at 100.00	AA	$1,437,150
325	17.511%, 4/01/34 (IF)	4/18 at 100.00	AA	373,282
2,185	17.641%, 4/01/39 (IF)	4/18 at 100.00	AA	2,467,652
500	17.641%, 4/01/39 (IF)	4/18 at 100.00	AA	564,680
1,075	17.582%, 4/01/47 (IF)	4/18 at 100.00	AA	1,213,568
1,250	19.630%, 4/01/43 (IF)	4/18 at 100.00	AA	1,599,050
1,250	17.829%, 4/01/47 (IF)	4/18 at 100.00	AA	1,414,400
1,000	18.138%, 4/01/47 (IF)	4/18 at 100.00	AA	1,131,520

1,050	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 19C, Series 2008A, 6.875%, 9/01/36	9/16 at 100.00	N/R	1,079,096

1,000	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Improvement Area 8C, Series 2007E, 6.250%, 9/01/38	No Opt. Call	N/R	978,270

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2004D:
1,455	5.500%, 9/01/24	9/14 at 102.00	N/R	1,420,880
1,875	5.800%, 9/01/35	9/14 at 102.00	N/R	1,782,075

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005A:
830	5.600%, 9/01/25	9/15 at 102.00	N/R	826,614
2,315	5.650%, 9/01/30	9/15 at 102.00	N/R	2,234,716
2,500	5.700%, 9/01/35	9/15 at 102.00	N/R	2,388,875

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005B:
930	5.350%, 9/01/28	9/15 at 102.00	N/R	869,969
1,390	5.400%, 9/01/35	9/15 at 102.00	N/R	1,257,491

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2005C:
855	5.500%, 9/01/29	9/14 at 102.00	N/R	804,042
2,065	5.500%, 9/01/35	9/14 at 102.00	N/R	1,883,672

	Beaumont Financing Authority, California, Local Agency Revenue Bonds, Series 2006B:
685	5.000%, 9/01/27	9/12 at 101.00	N/R	600,896
1,000	5.050%, 9/01/37	9/12 at 101.00	N/R	818,500

2,300	Blythe Redevelopment Agency, California, Tax Allocation Bonds, Redevelopment Project 1, Series 2011, 9.750%, 5/01/38	5/21 at 100.00	N/R	2,327,163

3,260	Borrego Water District, California, Community Facilities District 2007-1 Montesoro, Special Tax Bonds, Series 2007, 5.750%, 8/01/32 (5),(7)	8/17 at 102.00	N/R	1,207,211

10,000	Calfornia Enterprise Development Authority, Recovery Zone Facility Revenue Bonds, SunPower Cporporation – Headquarters Project, Series 2010, 8.500%, 4/01/31	No Opt. Call	N/R	10,423,200

7,000	California County Tobacco Securitization Agency, Tobacco Settlement Asset-Backed Bonds, Sonoma County Tobacco Securitization Corporation, Series 2005, 5.250%, 6/01/45	6/15 at 100.00	BBB–	4,486,440

7,460	California Health Facilities Financing Authority, Hospital Revenue Bonds, Adventist Health System West, Tender Option Bonds Trust 4699, 19.775%, 9/01/28 – NPFG Insured (IF) (4)	9/18 at 100.00	N/R	8,343,861

	California Health Facilities Financing Authority, Refunding Revenue Bonds, Stanford Hospital and Clinics, Tender Option Bond Trust 3267:
2,500	19.800%, 5/15/19 (IF)	11/21 at 100.00	Aa3	3,121,900
1,500	19.800%, 11/15/40 (IF)	11/21 at 100.00	Aa3	1,873,140
4,000	18.810%, 5/15/31 (IF)	11/21 at 100.00	Aa3	4,382,080

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 11952:
2,500	21.809%, 8/15/18 (IF)	No Opt. Call	AA–	3,430,100
2,000	21.809%, 8/15/18 (IF)	No Opt. Call	AA–	2,744,080

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Health Facilities Financing Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3248:
$2,500	21.779%, 8/15/18 (IF)	No Opt. Call	AA–	$3,430,100
2,500	21.779%, 8/15/18 (IF)	No Opt. Call	AA–	3,430,100

4,320	California Housing Finance Agency, Home Mortgage Revenue Bonds, Tender Option Bond Trust 3206, 8.378%, 2/01/24 (Alternative Minimum Tax) (IF)	2/17 at 100.00	BBB	2,947,190

19,250	California Municipal Finance Authority, Certificates of Participation, Community Hospitals of Central California Obligated Group, Series 2009, 5.500%, 2/01/39	2/19 at 100.00	Baa2	17,252,043

2,600	California Municipal Finance Authority, Education Revenue Bonds, American Heritage Education Foundation Project, Series 2006A, 5.250%, 6/01/36	6/16 at 100.00	BBB–	2,090,218

	California Municipal Finance Authority, Educational Facilities Revenue Bonds, OCEAA Project, Series 2008A:
1,000	6.750%, 10/01/28	10/18 at 100.00	N/R	955,840
1,000	7.000%, 10/01/39	10/18 at 100.00	N/R	946,230

8,735	California Municipal Finance Authority, Mobile Home Park Revenue Bonds, Caritas Projects Series 2010B, 7.250%, 8/15/45	8/20 at 100.00	N/R	8,804,094

	California Municipal Finance Authority, Revenue Bonds, Harbor Regional Center Project, Series 2009:
500	8.000%, 11/01/29	11/19 at 100.00	Baa1	547,845
1,040	8.500%, 11/01/39	11/19 at 100.00	Baa1	1,151,769

	California Municipal Financing Authority, Certificates of Participation, Community Hospitals of Central California, Series 2007:
1,000	5.000%, 2/01/21	2/17 at 100.00	Baa2	989,720
2,500	5.250%, 2/01/27	2/17 at 100.00	Baa2	2,352,175

4,500	California State, General Obligation Bonds, Tender Option Bond Trust 3162, 19.752%, 3/01/18 – AGM Insured (IF)	No Opt. Call	AA–	5,822,280

2,410	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Huntington Beach Solar Projects, Series 2010, 7.500%, 1/01/31	1/21 at 100.00	N/R	2,463,550

1,415	California Statewide Communities Development Authority, Recovery Zone Facility Bonds, SunEdison Irvine Unified School District Solar Projects, Series 2010, 7.500%, 7/01/30	1/20 at 100.00	N/R	1,443,809

4,650	California Statewide Communities Development Authority, Revenue Bonds, American Baptist Homes of the West, Series 2010, 6.250%, 10/01/39	10/19 at 100.00	BBB	4,668,368

40,600	California Statewide Communities Development Authority, Revenue Bonds, EnerTech Regional Biosolids Project, Series 2007A, 5.500%, 12/01/33 (Alternative Minimum Tax) (5)	No Opt. Call	D	8,906,828

500	California Statewide Communities Development Authority, Revenue Bonds, Inland Regional Center Project, Series 2007, 5.375%, 12/01/37	12/17 at 100.00	Baa1	469,985

5,000	California Statewide Communities Development Authority, Statewide Community Infrastructure Program Revenue Bonds, Series 2011A, 8.000%, 9/02/41	9/21 at 100.00	N/R	4,959,850

2,220	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Series 2011A, 8.500%, 12/01/41	12/21 at 100.00	N/R	2,254,210

515	California Statewide Communitities Development Authority, Charter School Revenue Bonds, Rocketship 4 – Mosaic Elementary Charter School, Taxable Series 2011B, 8.750%, 12/01/18	No Opt. Call	N/R	502,280

1,100	California Statewide Communitities Development Authority, School Facility Revenue Bonds, Alliance College-Ready Public Schools, Series 2011A, 7.000%, 7/01/46	7/21 at 100.00	N/R	1,087,130

5,000	California Statewide Community Development Authority, Charter School Revenue Bonds, Rocklin Academy Charter, Series 2011A, 8.250%, 6/01/41	6/21 at 100.00	BB+	5,095,400

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2007:
$295	9.125%, 6/01/13	No Opt. Call	N/R	$299,573
1,000	5.625%, 6/01/33	6/17 at 102.00	N/R	892,800

2,000	California Statewide Community Development Authority, Lancer Educational Student Housing Revenue Bonds, California Baptist University, Series 2010A, 7.500%, 6/01/42	6/19 at 100.00	N/R	2,099,800

590	California Statewide Community Development Authority, Multifamily Housing Revenue Bonds, Magnolia City Lights, Series 1999X, 6.650%, 7/01/39	1/12 at 100.00	N/R	537,042

490	California Statewide Community Development Authority, Revenue Bonds, Brentwood Infrastructure Program, Series 2005A, 5.200%, 9/02/25	3/12 at 100.00	N/R	438,168

1,500	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2007A, 5.500%, 11/01/38	No Opt. Call	N/R	1,331,070

	California Statewide Community Development Authority, Revenue Bonds, California Baptist University, Series 2011A:
1,250	7.250%, 11/01/31	11/21 at 100.00	N/R	1,348,188
2,250	7.500%, 11/01/41	11/21 at 100.00	N/R	2,432,475

10,030	California Statewide Community Development Authority, Revenue Bonds, Childrens Hospital of Los Angeles, Series 2007, 5.000%, 8/15/47	8/17 at 100.00	BBB+	8,302,333

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005A:
6,215	5.250%, 7/01/30	7/15 at 100.00	BBB	5,522,773
2,000	5.000%, 7/01/39	7/15 at 100.00	BBB	1,613,660

750	California Statewide Community Development Authority, Revenue Bonds, Drew School, Series 2007, 5.300%, 10/01/37	10/15 at 102.00	N/R	710,565

2,925	California Statewide Community Development Authority, Revenue Bonds, Epidaurus Project, Series 2004A, 7.750%, 3/01/34	3/14 at 102.00	N/R	2,955,449

	California Statewide Community Development Authority, Revenue Bonds, International School of the Peninsula, Palo Alto, California, Series 2006:
2,425	5.000%, 11/01/21	11/16 at 100.00	N/R	2,220,670
1,300	5.000%, 11/01/25	11/16 at 100.00	N/R	1,125,748
800	5.000%, 11/01/29	11/16 at 100.00	N/R	659,000

170	California Statewide Community Development Authority, Revenue Bonds, Live Oak School, Series 2000, 6.250%, 10/01/12	No Opt. Call	N/R	173,818

4,405	California Statewide Community Development Authority, Revenue Bonds, Montessori in Redlands School, Series 2007A, 5.125%, 12/01/36	12/16 at 100.00	N/R	3,301,459

6,915	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3048, 18.319%, 11/15/32 (IF)	5/18 at 100.00	AA–	6,941,484

6,555	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Tender Option Bond Trust 3102, 18.532%, 11/15/48 (IF)	5/18 at 100.00	AA–	6,580,171

1,010	California Statewide Community Development Authority, Subordinate Lien Multifamily Housing Revenue Bonds, Corona Park Apartments, Series 2004I-S, 7.750%, 1/01/34 (Alternative Minimum Tax)	1/14 at 100.00	N/R	951,501

	Chino, California, Community Facilities District 03-3 Improvement Area 2 Special Tax Bonds, Series 2006:
1,000	5.000%, 9/01/26	3/16 at 100.00	N/R	898,060
4,310	5.000%, 9/01/31	3/16 at 100.00	N/R	3,662,854
2,000	5.000%, 9/01/36	3/16 at 100.00	N/R	1,653,860

2,355	Community Development Commission Of City of National City, California, National City Redevelopment Project 2011 Tax Allocation Bonds, 7.000%, 8/01/32	8/21 at 100.00	A–	2,571,165

4,185	Corona, California, Special Tax Bonds, Community Facilities District 2002-1, Dos Lagos, Series 2005A, 5.050%, 9/01/34	9/15 at 100.00	N/R	3,345,615

2,800	California Statewide Communities Development Authority, Revenue Bonds, Saint Joseph Health System, Trust 2554, 18.534%, 7/01/47 – AGM Insured (IF)	7/18 at 100.00	AA–	2,898,112

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$5,000	East Side Union High School District, Santa Clara County, California, General Obligation Bonds, Tender Option Bond Trust 2010-3171, 17.850%, 3/01/33 – AGC Insured (IF)	8/19 at 100.00	AA–	$5,561,200

410	Eastern Municipal Water District, California, Community Facility District No 2005-38 Improvement Area A, Special Tax Bonds, Series 2006, 5.200%, 9/01/36	3/12 at 102.00	N/R	371,317

5,150	El Dorado County, California, Special Tax Bonds, Blackstone Community Facilities District 2005-1, Series 2005, 5.250%, 9/01/35	9/14 at 102.00	N/R	4,162,488

	Elk Grove Community Facilities District 2005-1, California, Special Tax Bonds, Series 2007:
7,280	5.200%, 9/01/27	9/15 at 102.00	N/R	5,387,928
15,800	5.250%, 9/01/37	9/15 at 102.00	N/R	10,424,682

4,000	Fairfield, California, Community Facilities District 2007-1 Special Tax Bonds, Fairfield Commons Project, Series 2008, 6.875%, 9/01/38	9/18 at 100.00	N/R	3,953,640

1,500	Fillmore Redevelopment Agency, Ventura County, California, Central City Redevelopment Project, Subordinate Lien Tax Allocation Bonds, Series 2006A, 5.375%, 5/01/31	11/16 at 100.00	N/R	1,020,885

2,500	Fontana Public Financing Authority, California, Tax Allocation Revenue Bonds, North Fontana Redevelopment Project, Tender Option Bonds Trust 1013, 19.521%, 9/01/32 – AMBAC Insured (IF) (4)	1/12 at 100.00	A+	2,468,500

	Fontana, California, Special Tax Bonds, Community Facilities District 31 Citrus Heights North Special Tax Bonds, Series 2006:
3,610	5.000%, 9/01/26	9/14 at 102.00	N/R	3,053,374
1,000	5.000%, 9/01/36	9/14 at 102.00	N/R	780,540

	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Bonds, Refunding Series 1999:
18,000	0.000%, 1/15/25 – NPFG Insured	1/12 at 46.25	Baa1	7,848,900
1,000	0.000%, 1/15/30 – NPFG Insured	1/12 at 34.20	Baa1	309,600
20,200	0.000%, 1/15/32 – NPFG Insured	1/12 at 30.29	Baa1	5,444,506

12,150	Foothill/Eastern Transportation Corridor Agency, California, Toll Road Revenue Refunding Bonds, Series 1999, 0.000%, 1/15/31 – NPFG Insured	1/12 at 32.16	Baa1	3,507,462

31,935	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/45 – AMBAC Insured (UB)	6/15 at 100.00	A2	29,916,389

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bond Trust 1011:
500	17.421%, 6/01/29 – AMBAC Insured (IF) (4)	6/12 at 100.00	A2	500,040
750	17.421%, 6/01/38 – FGIC Insured (IF) (4)	6/15 at 100.00	A2	622,320
2,500	17.421%, 6/01/38 – FGIC Insured (IF) (4)	6/15 at 100.00	A2	2,074,400
2,500	17.421%, 6/01/38 – FGIC Insured (IF) (4)	6/15 at 100.00	A2	2,074,400
980	17.400%, 6/01/45 (WI/DD, Settling 11/03/11) (IF)	6/15 at 100.00	A2	732,521
1,750	17.421%, 6/01/45 (IF) (4)	6/15 at 100.00	A2	1,307,530

7,575	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Tender Option Bonds Trust 3107, 17.633%, 6/01/45 – AMBAC Insured (IF)	6/15 at 100.00	AA+	6,109,086

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
28,685	5.000%, 6/01/33	6/17 at 100.00	BB+	20,268,247
33,340	5.750%, 6/01/47	6/17 at 100.00	BB+	24,120,823
18,250	5.125%, 6/01/47	6/17 at 100.00	BB+	11,884,400

20,000	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-2, 0.000%, 6/01/37	6/22 at 100.00	BB+	12,758,200

1,535	Gonzales Redevelopment Agency, Monterey County, California, Tax Allocation Refunding Bonds, Gonzalez Redevelopment Project, Series 2011, 8.000%, 12/01/44	12/21 at 100.00	BB+	1,563,505

1,875	Grossmont Healthcare District, California, General Obligation Bonds, Tender Option Bond Trust 3253, 22.304%, 1/15/19 (IF)	No Opt. Call	Aa2	2,849,475

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Hawthorne, California, Special Tax Bonds, Community Facilities District 2006-1, Three Sixty Degrees @ South Bay, Series 2006:
$1,000	4.600%, 9/01/21	9/16 at 102.00	N/R	$819,780
2,000	5.000%, 9/01/30	9/16 at 102.00	N/R	1,494,840
2,000	5.000%, 9/01/36	9/16 at 102.00	N/R	1,405,900

585	Hemet Unified School District, California, Community Facilities District 2005-1 Special Tax Bonds, Series 2006, 5.125%, 9/01/36	9/13 at 100.00	N/R	503,802

	Hercules Redevelopment Agency, California, Tax Allocation Bonds, Merged Project Area, Series 2005:
5,675	5.000%, 8/01/25 – AMBAC Insured	8/15 at 100.00	CCC	3,896,852
3,750	4.750%, 8/01/35 – AMBAC Insured	No Opt. Call	CCC	2,145,188

95	Hesperia, California, Improvement Act of 1915, Assessment District, 91-1, Joshua West Main Street, Series 1992, 8.500%, 9/02/24	3/12 at 100.00	N/R	98,062

2,935	Imperial, California, Community Facilities District 2006-2 Savanna Ranch Special Tax Bonds, Improvement Area 1, Series 2006, 5.000%, 9/01/37	3/12 at 100.00	N/R	2,451,107

2,500	Independent Cities Lease Finance Authority, California, Revenue Bonds, El Granada Mobile Home Park, Series 2004A, 6.450%, 5/15/44	5/14 at 100.00	N/R	2,508,825

3,345	Independent Cities Lease Finance Authority, California, Second Senior Subordinate Lien Revenue Bonds, Caritas Affordable Housing Project Mobile Home Park, Series 2005C, 7.000%, 9/01/40	9/15 at 100.00	N/R	3,255,789

1,010	Indio Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Subordinate Lien Refunding Series 2008A, 5.250%, 8/15/28	8/18 at 100.00	BBB+	906,778

	Indio, California, Special Tax Bonds, Community Facilities District 2004-3 Terra Lago, Improvement Area 1, Series 2005:
2,050	5.100%, 9/01/30	9/15 at 102.00	N/R	1,703,673
3,825	5.150%, 9/01/35	9/15 at 102.00	N/R	3,085,092

	Indio, California, Special Tax Bonds, Community Facilities District 2006-1 Sonora Wells, Series 2006:
630	5.050%, 9/01/26	9/16 at 100.00	N/R	551,993
1,830	5.125%, 9/01/36	9/16 at 100.00	N/R	1,483,380

1,500	Jurupa Community Services District, California, Special Tax Bonds, Community Facilities District 34 Eastvale Area , Series 2010A, 6.500%, 9/01/40	9/20 at 100.00	N/R	1,528,050

5,240	King Comunity Development Agency, California, Tax Allocation Bonds, King City Redevelopment Project, Series 2011, 7.250%, 8/01/34	No Opt. Call	BBB	5,543,082

2,500	Lake Elsinore Public Finance Authority, California, Local Agency Revenue Refunding Bonds, Series 2003H, 6.375%, 10/01/33	10/13 at 102.00	N/R	2,505,300

1,345	Lake Elsinore Public Financing Authority, California, Local Agency Revenue Bonds, Villages at Wasson Canyon, Series 2009B, 6.875%, 9/01/38	9/13 at 100.00	N/R	1,358,732

1,200	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2 Improvement Area A, Canyon Hills, Series 2004A, 5.950%, 9/01/34	9/13 at 102.00	N/R	1,142,424

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2003-2, Canyon Hills Improvement Area B, Series 2006A:
3,000	5.100%, 9/01/26	9/14 at 100.00	N/R	2,642,820
6,750	5.150%, 9/01/36	9/14 at 100.00	N/R	5,491,733

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 1,Series 2005:
1,195	5.250%, 9/01/30	9/15 at 102.00	N/R	1,072,214
1,225	5.250%, 9/01/35	9/15 at 102.00	N/R	1,068,641

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2004-3, Rosetta Canyon Improvement Area 2, Series 2006:
910	5.200%, 9/01/26	9/14 at 100.00	N/R	839,075
4,660	5.250%, 9/01/37	9/14 at 100.00	N/R	4,007,647

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006A:
$980	5.200%, 9/01/26	9/12 at 102.00	N/R	$919,171
1,100	5.350%, 9/01/36	9/12 at 102.00	N/R	985,776

8,500	Lake Elsinore, California, Special Tax Bonds, Community Facilities District 2005-2 Improvement Area A, Series 2005A, 5.450%, 9/01/36	9/12 at 102.00	N/R	7,565,085

2,000	Lammersville School District, San Joaquin County, California, Special Tax Bonds, Community Facilities District of Mountain House, Series 2002, 6.375%, 9/01/32	9/12 at 101.00	N/R	2,009,540

2,000	Lancaster Redevelopment Agency, California, Combined Project Areas Housing Programs, Tax Allocation Bonds, Series 2009, 6.875%, 8/01/34	8/19 at 100.00	BBB+	2,046,040

1,155	Lancaster Redevelopment Agency, California, Combined Redevelopment Project Areas, Housing Programs, Subordinate Tax Allocation Refunding Bonds, Series 2003, 4.750%, 8/01/33 – NPFG Insured	8/15 at 102.00	BBB+	923,561

1,180	Lathrop Financing Authority, California, Revenue Bonds, Water Supply Project Series 2003, 6.000%, 6/01/35	6/13 at 100.00	N/R	1,159,480

4,050	Lee Lake Water District, Riverside County, California, Special Tax Bonds, Community Facilities District 3, Series 2004, 5.950%, 9/01/34	9/13 at 102.00	N/R	3,589,272

1,335	Lemoore Redevelopment Agency, Kings County, California, Lemorre Redevelopment Project Tax Allocation Bonds, Series 2011, 7.250%, 8/01/31	8/16 at 100.00	A–	1,439,998

630	Lincoln, California, Community Facility District 2006-1 Area 2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/16 at 100.00	N/R	509,802

2,050	Long Beach Bond Finance Authority, California, Natural Gas Purchase Revenue Bonds, Series 2007A, 5.500%, 11/15/37	No Opt. Call	A	1,957,668

6,640	Los Angeles County, California, Multifamily Housing Revenue Bonds, HDR Preservation Apartment Project, Series 2007C, 6.250%, 7/01/42	No Opt. Call	N/R	5,525,343

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2010-27B:
1,875	18.389%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	2,309,925
4,550	18.389%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	5,538,624

	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Tender Option Bond Trust 2011-27B:
3,565	18.376%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	4,339,033
5,000	18.389%, 5/15/40 (IF) (4)	5/20 at 100.00	AA	6,086,400

585	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002B, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	539,189

2,500	Los Angeles Regional Airports Improvement Corporation, California, Sublease Revenue Bonds, Los Angeles International Airport, American Airlines Inc. Terminal 4 Project, Series 2002C, 7.500%, 12/01/24 (Alternative Minimum Tax)	12/12 at 102.00	B–	2,304,225

2,500	Los Angeles, California, Wastewater System Revenue Bonds, Tender Option Bond Trust 2009-2W, 20.921%, 6/01/34 (IF) (4)	6/19 at 100.00	AA+	3,842,300

1,000	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	1,099,890

	March Joint Powers Redevelopment Agency, California, March Air Force Base Redevelopment Project Series 2011A:
1,185	7.000%, 8/01/26	8/21 at 100.00	BBB+	1,309,141
2,650	7.250%, 8/01/31	No Opt. Call	BBB+	2,916,166
8,010	7.500%, 8/01/41	8/21 at 100.00	BBB+	8,817,728

625	Menifee Union School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2004-5, Series 2006, 5.200%, 9/01/26	9/15 at 100.00	N/R	579,763

5	Merced Irrigation District, California, Revenue Certificates of Participation, Electric System Project, Series 2003, 5.700%, 9/01/36	9/13 at 102.00	Baa3	4,437

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Merced, California, Community Facilities District 2005-1, Special Tax Bonds, Bellevue Ranch West, Series 2006:
$1,270	5.250%, 9/01/26	9/14 at 103.00	N/R	$871,868
1,245	5.300%, 9/01/36	9/12 at 103.00	N/R	761,143

	Monrovia Redevelopment Agency, California, Central Project Area 1 Housing Tax Allocation Bonds, Series 2011:
1,540	6.500%, 5/01/26	5/21 at 100.00	A–	1,636,958
1,075	6.900%, 5/01/36	5/21 at 100.00	A–	1,170,686

220	Moreno Valley Unified School District, Riverside County, California, Community Facilities District 2005-2 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/15 at 101.00	N/R	205,121

615	Moreno Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District, Series 2006, 5.200%, 9/01/36	3/16 at 100.00	N/R	549,656

	Moreno Valley, California, Community Facilities District 5, Special Tax Bonds, Series 2007:
1,010	5.000%, 9/01/27	9/17 at 100.00	N/R	829,331
1,325	5.000%, 9/01/37	9/17 at 100.00	N/R	996,347

	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A:
3,700	7.000%, 11/01/34	No Opt. Call	A	4,397,894
20,050	6.500%, 11/01/39 (4)	No Opt. Call	A	22,616,200

2,300	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 7.000%, 11/01/34	No Opt. Call	A	2,733,826

1,200	M-S-R Energy Authority, California, Gas Revenue Bonds, Citigroup Prepay Contracts, Series 2009B, 6.500%, 11/01/39	No Opt. Call	A	1,353,588

825	Multifamily Housing Revenue Bond Pass-Through Certificates, California, Series 2001-17, Stanford Arms Seniors Apartments 01-P2, 5.750%, 11/01/34 (Mandatory put 11/01/16) (Alternative Minimum Tax)	6/12 at 100.00	N/R	825,025

	Murrieta Valley Unified School District, Riverside County, California, Special Tax Bonds, Community Facilities District 2002-4, Series 2006B:
365	5.375%, 9/01/26	9/16 at 100.00	N/R	329,796
550	5.450%, 9/01/38	9/16 at 100.00	N/R	462,215

1,300	Murrieta, California, Special Tax Bonds, Community Facilities District 2003-3, Creekside Village Improvement Area 1, Series 2005, 5.200%, 9/01/35	9/12 at 100.00	N/R	1,179,607

	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2006:
4,000	5.450%, 9/01/32	9/16 at 100.00	N/R	3,183,200
6,150	5.500%, 9/01/36	9/16 at 100.00	N/R	4,812,806

9,000	Palm Desert, California, Community Facilities District 2005-1, University Park Special Tax Bonds, Series 2007, 5.200%, 9/01/37	3/12 at 100.00	N/R	6,683,580

	Palm Drive Health Care District, Sonoma County, California, Certificates of Participation, Parcel Tax Secured Financing Program, Series 2010:
1,230	7.000%, 4/01/25	No Opt. Call	BB	1,202,768
1,605	7.500%, 4/01/35	No Opt. Call	BB	1,587,409

	Palmdale, California, Special Tax Bonds, Community Facilities District 2003-1, Anaverde Project, Series 2005A:
1,000	5.350%, 9/01/30	9/15 at 101.00	N/R	909,120
2,855	5.400%, 9/01/35	9/15 at 101.00	N/R	2,546,974

4,265	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2009, 6.750%, 11/01/39	11/19 at 100.00	Baa3	4,368,597

17,360	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 6.000%, 11/01/41	11/20 at 100.00	Baa3	16,438,878

3,000	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/38 – AGC Insured	8/29 at 100.00	AA	2,162,610

2,000	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 11872, 17.801%, 2/01/16 – NPFG Insured (IF)	No Opt. Call	AA	2,054,800

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

	Palomar Pomerado Health, California, General Obligation Bonds, Tender Option Bond Trust 4683:
$7,000	16.738%, 8/01/37 – NPFG Insured (IF) (4)	8/17 at 100.00	AA	$3,852,750
3,750	16.738%, 8/01/37 – NPFG Insured (IF) (4)	8/17 at 100.00	AA	7,191,800

5,000	Peralta Community College District, Alameda County, California, General Obligation Bonds, Series 2009, Trust 3019, 17.482%, 8/01/37 – AGM Insured (IF)	8/17 at 100.00	AA–	5,525,800

560	Perris, California, Community Facilities District 2001-1 Improvement Area 5-A Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/12 at 101.00	N/R	492,906

	Perris, California, Special Tax Bonds, Community Facilities District 2001-1, May Farms Improvement Area 4, Series 2005A:
1,290	5.100%, 9/01/30	9/15 at 102.00	N/R	1,150,590
2,475	5.150%, 9/01/35	9/15 at 102.00	N/R	2,158,992

	Perris, California, Special Tax Bonds, Community Facilities District 2001-2, Villages of Avalon, Series 2005:
1,500	5.100%, 9/01/28	9/12 at 102.00	N/R	1,355,100
1,050	5.150%, 9/01/32	9/12 at 102.00	N/R	924,158

1,365	Perris, California, Special Tax Bonds, Community Facilities District 2004-3, Monument Ranch Improvement Area 2, Series 2005A, 5.300%, 9/01/35	9/15 at 102.00	N/R	1,216,693

1,455	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007AX, 5.000%, 2/01/41	2/17 at 100.00	BBB–	1,169,180

1,285	Pomona Public Financing Authority, California, Merged Projects Revenue Bonds, Series 2007, 5.125%, 2/01/33	2/12 at 100.00	BBB–	1,103,982

1,000	Rancho Cardova, California, Special Tax Bonds, Sunridge Anatolia Area Community Facilities District 2003-1, Series 2005, 5.500%, 9/01/37	9/13 at 102.00	N/R	882,330

3,500	Rancho Cardova, California, Special Tax Bonds, Sunridge Park Area Community Facilities District 2004-1, Series, 6.125%, 9/01/37	9/17 at 100.00	N/R	3,349,010

4,000	Rancho Cucamonga, California, Community Facilities District 2004-01 Special Tax Bonds, Rancho Etiwanda Estates, Series 2006, 5.375%, 9/01/36	3/12 at 100.00	N/R	3,283,640

	Redwood City, California, Special Tax Bonds, Community Facilities District 2010-1 One Marina, Series 2011:
775	7.500%, 9/01/31	9/16 at 103.00	N/R	809,813
1,440	7.750%, 9/01/41	9/16 at 103.00	N/R	1,516,464

	Richmond, California, Joint Powers Financing Agency Multifamily Housing Revenue Bonds, Westridge Hilltop Apartments, Series 2007:
1,000	5.000%, 12/15/26	12/12 at 100.00	Baa1	886,850
1,750	5.000%, 12/15/33	12/12 at 100.00	Baa1	1,460,253

2,000	Riverside County Community Facilities District 05-8 Scott Road, California, Special Tax Bonds, Series 2008, 7.250%, 9/01/38	9/17 at 100.00	N/R	2,004,420

1,000	Riverside County Public Financing Authority, California, Tax Allocation Bonds, Multiple Projects, Series 2004, 5.000%, 10/01/35 – SYNCORA GTY Insured	10/14 at 100.00	BBB	839,320

1,000	Riverside County Redevelopment Agency, California, Tax Allocation Housing Bonds, Series 2011A, 7.125%, 10/01/42	No Opt. Call	A–	1,102,360

2,955	Riverside Unified School District, Riverside County, California, General Obligation Bonds, Series 2009, Trust 3017, 17.498%, 9/01/25 – AGC Insured (IF)	8/15 at 100.00	AA–	3,289,506

	Riverside, California, Improvement Bond Act of 1915, Special Assessment Bonds, Hunter Park Assessment District, Series 2006:
2,000	5.100%, 9/02/26	9/16 at 101.00	N/R	1,761,860
1,500	5.200%, 9/02/36	9/16 at 101.00	N/R	1,213,965

	Roseville, California, Special Tax Bonds, Community Facilities District 1 – Westpark, Series 2005:
1,765	5.250%, 9/01/25	9/15 at 100.00	N/R	1,665,366
4,800	5.200%, 9/01/36	9/15 at 100.00	N/R	4,146,480

2,370	Roseville, California, Special Tax Bonds, Community Facilities District 1 Westpark, Series 2006, 5.200%, 9/01/26	9/16 at 100.00	N/R	2,198,459

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$6,145	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2005, 5.050%, 9/01/30	9/15 at 100.00	N/R	$5,377,981

7,085	Roseville, California, Special Tax Bonds, Community Facilities District 1, Fiddyment Ranch, Series 2006, 5.250%, 9/01/36	9/16 at 100.00	N/R	6,164,588

	Sacramento City Financing Authority, California, Lease Revenue Bonds, Master Lease Program Facilities Projects, Tender Option Bond Trust 4698:
2,500	17.884%, 12/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	2,786,000
3,000	17.884%, 12/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	3,343,200
6,830	18.465%, 12/01/33 – AMBAC Insured (IF) (4)	No Opt. Call	Aa3	7,060,581

8,925	Sacramento, California, Community Facilities District 05-1, College Square Special Tax Bonds, Series 2007, 5.900%, 9/01/37	9/17 at 100.00	N/R	7,835,347

1,000	San Bernardino County Financing Authority, California, Revenue Bonds, Courthouse Facilities Project, Series 2007, 5.500%, 6/01/37 – NPFG Insured	No Opt. Call	Baa1	979,910

	San Buenaventura, California, Revenue Bonds, Community Memorial Health System, Series 2011:
4,000	8.000%, 12/01/31	12/21 at 100.00	BB	4,300,480
16,730	7.500%, 12/01/41	12/21 at 100.00	BB	17,071,961

2,935	San Diego Public Facilities Financing Authority, California, Water Utility Revenue Bonds, Tender Option Bond Trust 3504, 19.608%, 2/01/33 (IF)	8/19 at 100.00	AA	4,003,810

	San Francisco Redevelopment Agency, California, Special Tax Bonds, Community Facilities District 6, Mission Bay South, Series 2005B:
1,375	0.000%, 8/01/30	8/15 at 41.62	N/R	359,769
3,020	0.000%, 8/01/34	8/15 at 32.64	N/R	580,746

900	San Jacinto Unified School District, Riverside County, California, Community Facilities District 2006-1 Special Tax Bonds, Infrastructure Projects, Series 2006, 5.200%, 9/01/36	9/16 at 100.00	N/R	777,465

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
37,500	0.000%, 1/15/25 – NPFG Insured	No Opt. Call	Baa1	12,755,625
65,635	0.000%, 1/15/26 – NPFG Insured	No Opt. Call	Baa1	20,296,311
1,000	0.000%, 1/15/27 – NPFG Insured	No Opt. Call	Baa1	282,640
14,880	0.000%, 1/15/28 – NPFG Insured	No Opt. Call	Baa1	3,840,379
19,200	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1	3,839,424
21,380	0.000%, 1/15/34 – NPFG Insured	No Opt. Call	Baa1	3,278,409

	San Jose, California, Airport Revenue Bonds, Tender Option Bond Trust 3923:
470	17.660%, 9/01/30 – AMBAC Insured (IF) (4)	3/17 at 100.00	AA –	495,630
1,500	17.751%, 9/01/31 – AMBAC Insured (IF) (4)	3/17 at 100.00	AA –	1,582,260

3,860	San Luis Obispo County Financing Authority, California, Revenue Bonds, Nacimiento Water Project, Tender Option Bond Trust 3030, 17.734%, 9/01/38 – NPFG Insured (IF)	9/17 at 100.00	AA+	4,536,812

5,350	Santa Ana Unified School District (1999 Financing Project) Certificates of Participation (Orange County, California), 0.000%, 4/01/32 – AGM Insured	No Opt. Call	AA–	1,430,858

	Santa Ana Unified School District, Orange County, California, Special Tax Bonds, Community Facilities District 2004-1, Central Park Project, Series 2005:
1,180	4.950%, 9/01/25	9/15 at 100.00	N/R	1,003,413
1,050	5.050%, 9/01/30	9/15 at 100.00	N/R	843,066
2,320	5.100%, 9/01/35	9/15 at 100.00	N/R	1,801,155

5,995	Santa Clara County Housing Authority, California, Multifamily Housing Revenue Bonds, Blossom River Project, Series 1998A, 6.500%, 9/01/39	1/12 at 100.00	N/R	5,043,054

3,250	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/41	2/21 at 100.00	A	3,505,255

2,500	Saugus Union School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	3/15 at 103.00	N/R	1,959,650

900	Sierra Kings Health Care District, Fresno County, California, Revenue Bonds, Series 2006A, 5.750%, 12/01/36	12/16 at 100.00	N/R	538,272

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$22,000	Silicon Valley Tobacco Securitization Authority, California, Tobacco Settlement Asset-Backed Bonds, Santa Clara County Tobacco Securitization Corporation, Series 2007A, 0.000%, 6/01/36	6/17 at 34.85	BBB	$2,148,520

	Stockton, California, Community Facilties District 2006-3, Northbrook Woodside Improvement Area 1 Special Tax Bonds, Series 2007:
1,935	6.125%, 9/01/31	No Opt. Call	N/R	1,803,633
2,930	6.250%, 9/01/37	9/14 at 103.00	N/R	2,796,363

7,500	Stockton, California, Special Tax Bonds, Arch Road Community Facilities District 99-02, Refunding Series 2007, 5.875%, 9/01/37	9/17 at 102.00	N/R	6,769,425

	Tobacco Securitization Authority of Northern California, Tobacco Settlement Asset-Backed Bonds, Series 2005A-1:
9,685	5.375%, 6/01/38	6/15 at 100.00	BB	6,625,799
500	5.500%, 6/01/45	6/15 at 100.00	BB–	322,855

1,180	Tulare Local Health Care District, California, Revenue Bonds, Series 2007, 5.200%, 11/01/32	11/17 at 100.00	N/R	1,042,223

1,210	Turlock Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2011, 7.500%, 9/01/39	3/21 at 100.00	BBB+	1,279,043

	Twentynine Palms Redevelopment Agency, California, Tax Allocation Bonds, Four Corners Project Area, Series 2011A:
760	7.400%, 9/01/32	9/21 at 100.00	BBB+	808,465
3,460	7.650%, 9/01/42	9/21 at 100.00	BBB+	3,690,920

2,415	Val Verde Unified School District Financing Authority, California, Special Tax Revenue, Junior Lien Refunding Series 2003, 6.250%, 10/01/28	10/13 at 102.00	N/R	2,390,005

3,948	Ventura County Area Housing Authority, California, Mira Vista Senior Apartments Project, Junior Subordinate Series 2006C, 6.500%, 12/01/39 (Mandatory put 7/01/16) (Alternative Minimum Tax)	No Opt. Call	N/R	3,651,939

600	West Hollywood Community Development Commission, California, East Side Redevelopment Project Series 2011 Tax Allocation Bonds Series 2011A, 7.500%, 9/01/42	9/21 at 100.00	BBB	642,564

1,000	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009A, 8.625%, 9/01/39	9/14 at 105.00	N/R	1,071,060

2,620	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Refunding Series 2009B, 10.000%, 9/01/32	9/14 at 105.00	N/R	2,842,962

	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2003B:
1,100	6.750%, 9/01/30	9/13 at 103.00	N/R	1,049,246
3,400	7.000%, 9/01/38	9/13 at 103.00	N/R	3,272,500

7,500	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 01-1, Series 2004B, 6.000%, 9/01/39	9/13 at 102.00	N/R	6,321,750

3,900	West Patterson Financing Authority, California, Special Tax Bonds, Community Facilities District 2001-1, Series 2004A, 6.125%, 9/01/39	9/13 at 103.00	N/R	3,344,835

2,325	West Sacramento Financing Authority, California, Special Tax Revenue Bonds, Refunding Series 1999F, 6.100%, 9/01/29	3/12 at 100.00	N/R	2,299,890

	Western Hills Water District, Stanislaus County, California, Special Tax Bonds, Diablo Grande Community Facilities District 1, Series 2005:
1,000	5.625%, 9/01/24	9/13 at 102.00	N/R	610,890
3,755	5.800%, 9/01/31	9/13 at 102.00	N/R	2,062,208

	Westminster Redevelopment Agency, California, Tax Allocation Bonds, Commercial Redevelopment Project 1, Subordinate Lien Series 2011A:
1,775	5.750%, 11/01/36	11/21 at 100.00	A	1,810,837
3,885	5.875%, 11/01/41	11/21 at 100.00	A	3,979,406
1,200	5.875%, 11/01/45	11/21 at 100.00	A	1,224,552

700	Westside Union School District, California, Community Facilities District 2005-3 Special Tax Bonds, Series 2006, 5.000%, 9/01/26	9/14 at 102.00	N/R	610,002

4,600	William S. Hart Union High School District, Los Angeles County, California, Special Tax Bonds, Community Facilities District 2005-1, Series 2006, 5.300%, 9/01/36	9/15 at 100.00	N/R	3,605,757

60	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Yuba County, California, Special Tax Bonds, Community Facilities District 2004-1, Edgewater, Series 2005:
$2,575	5.000%, 9/01/23	3/15 at 100.00	N/R		$2,153,989
7,270	5.125%, 9/01/35	3/15 at 100.00	N/R		5,258,174
1,166,273	Total California				877,265,229
	Colorado – 7.3%

	Adonea Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005A:
3,000	6.125%, 12/01/25	12/15 at 100.00	N/R		2,583,990
5,380	6.250%, 12/01/35	12/15 at 100.00	N/R		4,201,403

6,825	Alpine Mountain Ranch Metropolitan District, Special Improvement District 1, Routt County, Colorado, Special Assessment Revenue Bonds, Series 2011, 9.000%, 12/01/30	12/20 at 100.00	N/R		7,115,882

1,750	Antelope Heights Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.000%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		1,275,505

19,375	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2005, 6.750%, 12/01/35	12/15 at 100.00	N/R		14,537,838

3,500	Arista Metropolitan District, Colorado, Special Revenue Bonds, Series 2008, 9.250%, 12/01/37	12/15 at 100.00	N/R		3,294,305

	Arkansas River Power Authority, Colorado, Power Revenue Bonds, Series 2006:
3,800	5.250%, 10/01/32 – SYNCORA GTY Insured	10/16 at 100.00	BBB		3,490,262
14,495	5.250%, 10/01/40 – SYNCORA GTY Insured	10/16 at 100.00	BBB		12,749,802

1,675	BNC Metropolitan District 1, Colorado, General Obligation Bonds, Series 2004, 8.050%, 12/01/34	12/14 at 101.00	N/R		1,660,947

1,015	Bradburn Metropolitan District 3, Westminster, Adams County, Colorado, General Obligation Limited Tax Refunding Bonds, Series 2010, 7.500%, 12/01/39	12/13 at 102.00	N/R		1,024,450

	Bromley Park Metropolitan District 2, Brighton, Colorado, General Obligation Bonds, Refunding Series 2007A:
125	5.000%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R		101,505
5,795	5.125%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R		4,363,867

	Bromley Park Metropolitan District 3, Brighton, Colorado, General Obligation Bonds, Refunding & Improvement Series 2007:
535	4.625%, 12/01/29 – RAAI Insured	12/17 at 100.00	N/R		350,484
1,410	4.750%, 12/01/37 – RAAI Insured, DD1	12/17 at 100.00	N/R		906,757

1,500	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Bonds, Series 2003, 7.000%, 12/01/23	12/13 at 100.00	N/R		1,501,770

5,870	Buckhorn Valley Metropolitan District 2, Gypsum, Eagle County, Colorado, General Obligation Limited Tax Refunding and Improvement Bonds, Series 2010, 8.500%, 12/01/39	12/19 at 100.00	N/R		5,937,446

1,425	Buckley Ranch Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		921,932

5	Buffalo Ridge Metropolitan District, Colorado, Limited Obligation Assessment Bonds, Series 2003, 7.500%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 101.00	N/R	(8)	5,620

	Castle Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2005:
685	6.000%, 12/01/25	12/15 at 100.00	N/R		582,757
1,428	6.125%, 12/01/35	12/15 at 100.00	N/R		1,127,377

6,525	Central Marksheffel Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2004, 7.250%, 12/01/29	12/14 at 100.00	N/R		6,537,920

1,150	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Carbon Valley Academy, Series 2006, 5.625%, 12/01/36	12/16 at 100.00	N/R		831,220

3,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Cesar Chavez Academy, Series 2003, 8.000%, 5/01/34	5/14 at 101.00	N/R		2,715,989

Nuveen Investments	61

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$500	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Community Leadership Academy Project, Series 2008, 6.500%, 7/01/38	7/18 at 100.00	N/R		$418,230

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Elbert County Charter School, Series 2004:
275	6.750%, 3/01/14	No Opt. Call	N/R		278,506
730	7.250%, 3/01/24	3/14 at 100.00	N/R		709,385
1,570	7.375%, 3/01/35	3/14 at 100.00	N/R		1,449,408

425	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Excel Academy Charter School, Series 2003, 7.300%, 12/01/23 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+	(8)	427,508

4,360	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Flagstaff Academy Project, Series 2008A, 7.000%, 8/01/38	8/18 at 100.00	N/R		4,109,169

	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Jefferson County School District R-1 – Compass Montessori Secondary School, Series 2006:
2,585	5.500%, 2/15/26	2/16 at 101.00	N/R		2,196,500
2,370	5.625%, 2/15/36	2/16 at 101.00	N/R		1,860,948

1,860	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Knowledge Quest Academy Charter School, Series 2005, 6.500%, 5/01/36	5/15 at 100.00	N/R		1,673,851

765	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Windsor Academy, Series 2007A, 5.700%, 5/01/37	5/17 at 100.00	BBB–		653,930

3,965	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori Peaks Academy, Series 2006A, 5.500%, 5/01/36	5/16 at 102.00	N/R		3,111,177

1,940	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Montessori School of Evergreen, Series 2005A, 6.500%, 12/01/35	12/15 at 100.00	N/R		1,771,162

2,920	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Pikes Peak School of Expeditionary Learning Charter School, Series 2008, 6.625%, 6/01/38	6/18 at 102.00	N/R		2,655,740

2,355	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, New Vision Charter School Series 2008A, 6.750%, 4/01/40	No Opt. Call	N/R		2,072,612

1,000	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Twin Peaks Charter Academy, Series 2011B, 7.500%, 3/15/35	3/21 at 100.00	BBB–		1,039,490

27,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2007A, 5.900%, 8/01/37	8/17 at 100.00	N/R		22,543,380

2,945	Colorado Health Facilities Authority, Colorado, Revenue Bonds, American Baptist Homes Project, Series 2009A, 7.750%, 8/01/39	No Opt. Call	N/R		2,998,393

	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Tender Option Bond Trust 3702:
3,500	17.850%, 1/01/18 (IF) (4)	No Opt. Call	AA		3,757,460
1,000	18.840%, 1/01/18 (IF) (4)	No Opt. Call	AA		1,140,640
1,250	18.840%, 1/01/18 (IF) (4)	No Opt. Call	AA		1,425,800

1,510	Colorado Housing and Finance Authority, Multifamily Housing Revenue Senior Bonds, Castle Highlands Apartments Project, Series 2000A-1, 5.900%, 12/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		1,474,711

	Colorado Housing and Finance Authority, Revenue Bonds, Confluence Energy LLC Project, Series 2007:
57	0.000%, 4/21/14 (Alternative Minimum Tax) (6), (7)	No Opt. Call	N/R		67,877
258	0.000%, 4/21/14 (Alternative Minimum Tax) (6), (7)	No Opt. Call	N/R		25,800
1,310	6.200%, 4/01/16 (Alternative Minimum Tax) (5), (6), (7)	No Opt. Call	N/R		539,720

2,630	Colorado Housing Finance Authority, Multifamily Housing Revenue Senior Bonds, Reserve at Northglenn Project, Series 2000-A1, Pass Through Certificates, 6.000%, 11/01/33 (Mandatory put 11/01/22) (Alternative Minimum Tax)	1/12 at 100.00	N/R		2,537,792

62	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Compark Business Campus Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007A:
$1,095	5.300%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	$1,001,169
3,400	5.750%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	3,053,880
8,700	5.600%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	7,169,061

	Confluence Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
6,910	5.400%, 12/01/27	12/17 at 100.00	N/R	5,405,486
9,465	5.450%, 12/01/34	12/17 at 100.00	N/R	6,937,561

	Copperleaf Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2006:
3,000	5.850%, 12/01/26	12/16 at 100.00	N/R	2,326,680
3,980	5.950%, 12/01/36	12/16 at 100.00	N/R	2,814,974

5,200	Cornerstone Metropolitan District 2, Montrose and Ouray Counties, Colorado, Limited Tax General Obligation Refunding Bonds, Series 2010A, 8.000%, 12/01/40	12/21 at 100.00	N/R	5,347,836

4,126	Crystal Crossing Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/36	12/16 at 100.00	N/R	2,938,826

1,500	Denver City and County, Colorado, Special Facilities Airport Revenue Bonds, United Air Lines Corporation, Series 2007A, 5.750%, 10/01/32 (Alternative Minimum Tax)	10/17 at 100.00	B	1,334,640

	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2006:
2,385	5.125%, 12/01/24 (WI/DD, Settling 11/01/11) – SYNCORA GTY Insured	11/16 at 100.00	BBB–	2,302,241
2,495	5.000%, 12/01/35 – SYNCORA GTY Insured	No Opt. Call	BBB–	2,156,429
500	4.750%, 12/01/35 – SYNCORA GTY Insured	11/16 at 100.00	BBB–	414,255

	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B:
6,295	0.000%, 9/01/22 – NPFG Insured	No Opt. Call	Baa1	3,218,885
45,245	0.000%, 9/01/29 – NPFG Insured	No Opt. Call	Baa1	13,718,284
8,545	0.000%, 9/01/32 – NPFG Insured	No Opt. Call	Baa1	2,060,627

	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004A:
10,000	0.000%, 9/01/28 – NPFG Insured	No Opt. Call	Baa1	3,295,000
19,900	0.000%, 9/01/34 – NPFG Insured	No Opt. Call	Baa1	4,125,867

3,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 9/01/27 – NPFG Insured	9/20 at 67.94	Baa1	1,055,910

665	Eagle Ranch Metropolitan District, Eagle County, Colorado, General Obligation Refunding Bonds, Series 2011, 5.500%, 12/01/28	12/21 at 100.00	BBB+	688,654

	Ebert Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2007:
250	5.000%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	207,635
165	5.200%, 12/01/27 – RAAI Insured	12/17 at 100.00	N/R	127,918
15,140	5.350%, 12/01/37 – RAAI Insured	12/17 at 100.00	N/R	10,848,264

3,609	Elbert and Highway 86 Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	2,683,147

3,417	Elkhorn Ranch Metropolitan District 1, Colorado, General Obligation Limited Tax Bonds, Series 2005, 6.375%, 12/01/35	12/15 at 100.00	N/R	2,787,315

4,467	Fallbrook Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 5.625%, 12/01/26	12/16 at 100.00	N/R	3,607,058

1,788	Fallbrook Metropolitan District, Colorado, Limited Tax Bonds, Series 2007, 6.750%, 12/15/26	12/16 at 100.00	N/R	1,434,763

5,570	Fitzsimons Village Metropolitan District 1, Aurora, Arapahoe County, Colorado, Tax Increment Public Improvement Fee Supported Revenue Bonds, Series 2010A, 7.500%, 3/01/40	3/20 at 100.00	N/R	5,679,506

775	Fossil Ridge Metropolitan District 1, Lakewood, Colorado, Tax-Supported Revenue Bonds, Refunding Series 2010, 7.250%, 12/01/40	12/20 at 100.00	N/R	773,063

Nuveen Investments	63

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

$5,075	Granby Ranch Metropolitan District, Colorado, General Obligation Bonds, Series 2006, 6.750%, 12/01/36	12/15 at 100.00	N/R		$4,728,022

6,960	Heritage Todd Creek Metropolitan District, Colorado, General Obligation Bonds Limited Tax, Series 2007A, 5.500%, 12/01/37	12/17 at 100.00	N/R		4,915,430

825	High Point Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		658,705

729	Horse Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		536,500

	Huntington Trails Metropolitan District, Colorado, General Obligation Bonds, Series 2008:
1,000	6.250%, 12/01/36	12/16 at 100.00	N/R		977,660
1,695	8.250%, 12/01/37	12/16 at 100.00	N/R		1,578,926

3,645	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.750%, 1/01/34	No Opt. Call	N/R		3,466,140

2,282	Laredo Metropolitan District, Colorado, General Obligation Bonds, Series 2003, 7.500%, 12/01/33	12/13 at 101.00	N/R		2,083,352

1,628	Liberty Ranch Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2006, 6.250%, 12/01/36	12/16 at 100.00	N/R		1,266,844

735	Maher Ranch Metropolitan District 4, Colorado, General Obligation Bonds, Series 2003, 7.875%, 12/01/33 (Pre-refunded 12/01/13)	12/13 at 102.00	N/R	(8)	855,430

2,695	Mead Western Meadows Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.750%, 12/01/36	12/17 at 100.00	N/R		2,071,161

	Mountain Shadows Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2007:
1,000	5.500%, 12/01/27	12/16 at 100.00	N/R		786,570
2,300	5.625%, 12/01/37	12/16 at 100.00	N/R		1,683,692

2,500	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-1, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		2,626,300

1,495	Park Creek Metropolitan District, Colorado, Limited Tax Obligation Revenue Bonds, Series 2003CR-2, 7.875%, 12/01/32 (Mandatory put 12/01/13)	12/13 at 100.00	N/R		1,523,420

2,158	Piney Creek Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Series 2005, 5.500%, 12/01/35	12/15 at 100.00	N/R		1,913,736

	Prairie Center Metropolitan District 3, Colorado, Limited Property Tax Revenue Bonds, Series 2006A:
5,175	5.250%, 12/15/21	12/16 at 100.00	N/R		4,650,514
10,930	5.400%, 12/15/31	12/16 at 100.00	N/R		8,854,830

	Public Authority for Colorado Energy, Natural Gas Purchase Revenue Bonds, Colorado Springs Utilities, Series 2008:
630	6.250%, 11/15/28	No Opt. Call	A		661,361
20,555	6.500%, 11/15/38 (4)	No Opt. Call	A		22,388,712

	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010:
4,000	6.500%, 1/15/30	7/20 at 100.00	Baa3		4,284,800
2,500	6.000%, 1/15/34	7/20 at 100.00	Baa3		2,562,725

3,000	Rendezous Residential Metropolitan District, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 5.375%, 12/01/21	No Opt. Call	N/R		2,590,710

1,955	River Oaks Metropolitan District, Colorado, General Obligation Limited Tax Bonds, Series 2006, 6.000%, 12/01/35	12/16 at 100.00	N/R		1,560,931

1,240	River Park Metropolitan District, New Castle, Garfield County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2009, 6.990%, 6/15/39	9/14 at 100.00	N/R		1,226,410

1,810	Silver Peaks Metropolitan District 2, Colorado, Limited Tax Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R		1,314,259

64	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

	Southlands Metropolitan District 1, Colorado, Limited Tax General Obligation Bonds, Series 2007:
$1,500	4.625%, 12/01/22 – RAAI Insured	12/17 at 100.00	N/R	$1,287,645
1,030	5.250%, 12/01/34 – RAAI Insured	12/17 at 100.00	N/R	818,510

2,295	Southlands Metropolitan District 2, Aurora, Colorado, General Obligation Bonds, Series 2010, 7.375%, 12/01/35	12/20 at 100.00	N/R	2,355,037

1,335	Stoneridge Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 5.625%, 12/01/36	12/17 at 100.00	N/R	979,289

2,550	Tabernash Meadows Water and Sanitation District, Grand County, Colorado, General Obligation Refunding Bonds, Series 2010, 7.125%, 12/01/34	12/20 at 100.00	N/R	2,622,140

1,040	Tallyn’s Reach Metropolitan District 3, Aurora, Colorado, Limited Tax General Obligation Bonds, Series 2007, 5.100%, 12/01/26	12/16 at 100.00	N/R	998,712

6,455	Three Springs Metropolitan District 3, Durango, La Plata County, Colorado, Property Tax Supported Revenue Bonds, Series 2010, 7.750%, 12/01/39	12/20 at 100.00	N/R	6,376,507

9,841	Tollgate Crossing Metropolitan District 2, Colorado, General Obligation Bonds, Series 2004, 7.000%, 12/01/33	12/14 at 100.00	N/R	9,510,058

1,195	Traditions Metropolitan District 2, Colorado, Limited Tax General Obligation Bonds, Series 2006, 5.750%, 12/01/36	12/16 at 100.00	N/R	1,015,786

9,500	Valagua Metropolitan District, Eagle County, Coloardo, General Obligation Limited Tax Bonds, Series 2008, 7.750%, 12/01/37	12/18 at 100.00	N/R	7,834,460

	Wheatlands Metropolitan District 2, City of Aurora, Colorado, General Obligation Bonds, Subordinate Limited Tax Convertible to Unlimited Tax, Series 2008:
2,303	6.000%, 12/01/25	12/15 at 100.00	N/R	1,959,254
4,946	6.125%, 12/01/35	12/15 at 100.00	N/R	3,861,886
7,000	8.250%, 12/15/35	12/15 at 100.00	N/R	6,730,780

2,100	Wildgrass Metropolitan District, Colorado, General Obligation Bonds, Series 2007, 6.200%, 12/01/34	12/16 at 100.00	N/R	2,010,582

1,300	Winter Farm Metropolitan District 1, Colorado, Property Tax Supported Revenue Bonds, Series 2011, 144A, 7.500%, 12/01/39	12/18 at 100.00	N/R	1,309,074

	Wyndham Hill Metropolitan District 2, Colorado, General Obligation Limited Tax Bonds, Series 2005:
500	6.250%, 12/01/25	12/15 at 100.00	N/R	426,445
893	6.375%, 12/01/35	12/15 at 100.00	N/R	708,846
485,595	Total Colorado			370,845,302
	Connecticut – 1.4%

12,250	Connecticut Development Authority, Airport Facilities Revenue Bonds, Learjet Inc., Series 2004, 7.950%, 4/01/26 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	12,837,510

235	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/15 (Alternative Minimum Tax)	1/12 at 100.00	BBB	235,585

	Hamden, Connecticut, Facility Revenue Bonds, Whitney Center Project, Series 2009A:
1,250	7.625%, 1/01/30	1/20 at 100.00	N/R	1,310,450
3,570	7.750%, 1/01/43	1/20 at 100.00	N/R	3,715,906

37,720	Harbor Point Infrastructure Improvement District, Connecticut, Special Obligation Revenue Bonds, Harbor Point Project, Series 2010A, 7.875%, 4/01/39	4/20 at 100.00	N/R	40,116,729

	Mashantucket Western Pequot Tribe, Connecticut, Special Revenue Bonds, Subordinate Lien Series 1997B:
2,500	5.700%, 9/01/12	No Opt. Call	N/R	927,500
3,000	5.750%, 9/01/18	No Opt. Call	N/R	1,114,710
3,000	5.750%, 9/01/27	No Opt. Call	N/R	1,105,350

8,250	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2006A, 5.500%, 9/01/36	9/16 at 100.00	N/R	3,034,268

Nuveen Investments	65

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Connecticut (continued)

	Mashantucket Western Pequot Tribe, Connecticut, Subordinate Special Revenue Bonds, Series 2007A:
$2,000	6.500%, 9/01/31	12/17 at 100.00	N/R	$736,420
8,170	5.750%, 9/01/34	11/17 at 100.00	N/R	3,005,906

5,000	Stamford, Connecticut, Special Obligation Revenue Bonds, Mill River Corridor Project, Series 2011aA, 7.000%, 4/01/41	4/21 at 100.00	N/R	4,999,600
86,945	Total Connecticut			73,139,934
	Delaware – 0.1%

2,000	Delaware Economic Development Authority, Exempt Facility Revenue Bonds, Indian River Power LLC Project, Series 2010, 5.375%, 10/01/45	10/20 at 100.00	Baa3	1,845,040

1,250	Kent County, Delaware, Revenue Bonds, Charter School, Inc. Project, Refunding Series 2011, 7.375%, 5/01/37	5/21 at 100.00	BBB–	1,282,825

1,430	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 8.250%, 7/15/48 (Mandatory put 7/15/28)	7/21 at 100.00	N/R	1,473,858
4,680	Total Delaware			4,601,723
	District of Columbia – 0.7%

3,500	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.750%, 5/15/40	11/11 at 101.00	Baa1	3,451,910

	District of Columbia, Hospital Revenue Bonds, Children’s Hospital Obligated Group, Tender Option Bond Trust 11839:
1,230	18.953%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	1,389,728
2,450	19.018%, 7/15/17 – AGM Insured (IF)	No Opt. Call	AA–	2,769,309

2,050	District of Columbia, Revenue Bonds, Center for Strategic and International Studies, Inc., Series 2011, 6.625%, 3/01/41	3/21 at 100.00	BBB–	2,103,362

	District of Columbia, Revenue Bonds, Cesar Chavez Public Charter Schools for Public Policy, Series 2011:
2,590	7.125%, 11/15/26	11/20 at 100.00	BBB–	2,658,868
2,740	7.500%, 11/15/31	11/20 at 100.00	BBB–	2,806,582

175	District of Columbia, Revenue Bonds, Friendship Public Charter School Inc., Series 2006, 5.000%, 6/01/26 – ACA Insured	6/16 at 100.00	BBB	152,737

	District of Columbia, Revenue Bonds, Howard University, Tender Option Bond Trust 1006:
2,500	23.363%, 10/01/37 (IF) (4)	4/21 at 100.00	A–	3,117,300
1,250	23.363%, 10/01/41 (IF) (4)	4/21 at 100.00	A–	1,528,750
1,750	23.363%, 10/01/41 (IF) (4)	4/21 at 100.00	A–	2,140,250

	District of Columbia, Revenue Bonds, National Public Radio, Tender Option Bond Trust 3163:
3,000	17.860%, 4/01/33 (IF)	4/15 at 100.00	AA–	3,162,960
2,375	17.860%, 4/01/33 (IF)	4/15 at 100.00	AA–	2,504,010

5,000	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Tender Option Bond Trust 11798, 17.615%, 4/01/31 – FGIC Insured (Alternative Minimum Tax) (IF)	10/16 at 100.00	AA–	5,229,200

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
1,400	0.000%, 10/01/29 – AGC Insured	No Opt. Call	AA–	503,944
1,300	0.000%, 10/01/35 – AGC Insured	No Opt. Call	AA–	314,327
33,310	Total District of Columbia			33,833,237
	Florida – 12.9%

	Alachua County Health Facilities Authority, Florida, Health Facilties Revenue Bonds, Terraces at Bonita Springs Project, Series 2011A:
5,000	8.000%, 11/15/31 (WI/DD, Settling 11/03/11)	11/21 at 100.00	N/R	4,975,050
10,000	8.125%, 11/15/41 (WI/DD, Settling 11/03/11)	11/21 at 100.00	N/R	9,986,000

66	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$4,115	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	$3,305,785

3,215	Amelia National Community Development District, Nassau County, Florida, Special Assessment Bonds, Series 2006A, 5.375%, 5/01/37	5/15 at 100.00	N/R	2,102,899

2,545	Anthem Park Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.800%, 5/01/36 (7)	5/15 at 101.00	N/R	1,415,834

21,085	Ave Maria Stewardship Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 5/01/38	5/16 at 100.00	N/R	16,559,737

1,940	Bainebridge Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.500%, 5/01/38	5/17 at 100.00	N/R	1,156,647

15,405	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.300%, 5/01/35 (5)	5/15 at 101.00	N/R	12,981,948

19,380	Bartram Park Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37 (5)	5/16 at 100.00	N/R	9,703,760

1,735	Bay Laurel Center Community Development District, Marion County, Florida, Candler Hills Project, Special Assessment Bonds, Series 2006A, 5.450%, 5/01/37	5/16 at 100.00	N/R	1,475,340

13,940	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2003A, 6.900%, 5/01/35	5/13 at 101.00	N/R	14,057,235

9,870	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Series 2007A, 6.000%, 5/01/38	5/17 at 100.00	N/R	9,214,829

7,675	Beacon Lakes Community Development District, Florida, Special Assessment Bonds, Subordinate Lien Series 2007B, 6.200%, 5/01/38	5/17 at 100.00	N/R	7,357,792

1,985	Beeline Community Development District, Palm Beach County, Florida, Special Assessment Bonds, Series 2008A, 7.000%, 5/01/37	5/18 at 100.00	N/R	2,023,271

3,740	Bella Vida Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/37	5/16 at 100.00	N/R	2,785,103

2,010	Bloomingdale Community Development District, Hillsborough County, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/36	5/15 at 101.00	N/R	1,783,172

2,860	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007-A1, 5.750%, 5/01/37	5/17 at 100.00	N/R	2,199,740

5,860	Boynton Village Community Development District, Florida, Special Assessment Bonds, Series 2007A2, 6.000%, 5/01/38	5/17 at 100.00	N/R	4,653,074

1,750	Boyton Beach, Florida, Clipper Cove Apartments Multifamily Housing Mortgage Revenue Bonds, Refunding Series 2002, 5.750%, 1/01/28 – ACA Insured	1/13 at 100.00	BB	1,438,658

9,155	Broward County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pembroke Gardens, Series 1999, 6.150%, 6/01/39 (Mandatory put 6/01/29) (Alternative Minimum Tax)	1/12 at 100.00	N/R	8,162,323

2,500	Capital Trust Agency, Florida, Revenue Bonds, Miami Community Charter School Project, Series 2010A, 7.000%, 10/15/40	10/20 at 100.00	N/R	2,306,175

1,450	Caribe Palm Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.850%, 5/01/35	5/15 at 101.00	N/R	1,399,801

3,100	Cascades at Groveland Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006, 5.300%, 5/01/36	5/16 at 100.00	N/R	2,171,581

3,000	Century Gardens at Tamiami Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007A, 6.250%, 5/01/37	5/17 at 100.00	N/R	2,784,060

3,780	Coconut Cay Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	3,420,484

1,470	Colonial Country Club Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.400%, 5/01/33	5/13 at 101.00	A	1,511,645

3,320	Copper Oaks Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.450%, 5/01/35	5/15 at 100.00	N/R	2,597,634

Nuveen Investments	67

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$2,915	Country Greens Community Development District, Florida, Special Assessment Bonds, Series 2003, 6.625%, 5/01/34	5/13 at 101.00	N/R	$2,876,464

1,760	Dade County Industrial Development Authority, Florida, Revenue Bonds, Miami Cerebral Palsy Residential Services Inc., Series 1995, 8.000%, 6/01/22	12/11 at 100.00	N/R	1,705,106

475	Duval County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Eagles Pointe North, Series 1997A, 5.700%, 7/01/27 – NPFG Insured	1/12 at 100.00	Baa1	450,908

5,250	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,555,845

3,375	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2006, 5.375%, 5/01/36	5/15 at 100.00	N/R	2,460,206

6,820	East Homestead Community Development District, Florida, Special Assessment Revenue Bonds, Series 2011B, 7.250%, 5/01/21	No Opt. Call	N/R	6,955,786

4,720	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2002, 6.850%, 5/01/33	5/13 at 101.00	N/R	4,555,650

1,795	East Park Community Development District, Florida, Special Assessment Revenue Bonds, Series 2008, 7.500%, 5/01/15	No Opt. Call	N/R	1,554,829

635	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.400%, 5/01/37	5/17 at 100.00	N/R	535,356

4,950	Enclave at Black Point Marina Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.200%, 5/01/14	No Opt. Call	N/R	4,457,723

1,980	Flora Ridge Educational Facilities Benefit District, Florida, Capital Improvement Revenue Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	1,547,370

	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1:
1,350	6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	2/12 at 100.00	N/R	1,350,675
3,385	7.000%, 2/01/35 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	3,386,320

4,300	Florida Housing Finance Corporation, Multifamily Mortgage Revenue Bonds, Crossroads Apartments, Series 2010A-2, 7.250%, 8/15/27	8/20 at 100.00	N/R	4,407,285

2,580	Grand Hampton Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2003, 6.150%, 5/01/34	5/13 at 101.00	N/R	2,576,878

1,000	Habitat Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2004, 5.850%, 5/01/35	No Opt. Call	N/R	922,240

7,105	Harmony Community Development District, Florida, Special Assessment Bonds, Series 2001, 7.250%, 5/01/32	5/14 at 103.25	N/R	7,196,512

5,370	Heritage park Community Development District, Florida, Special Assessment Revenue Bond, Series 2004A, 6.300%, 5/01/35	5/14 at 101.00	N/R	5,191,394

4,280	Heron Isles Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.750%, 5/01/36	5/15 at 101.00	N/R	3,557,622

5,245	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 11797, 18.187%, 5/15/15 (IF)	No Opt. Call	AA–	5,485,641

3,130	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3187, 18.294%, 5/15/15 (IF)	No Opt. Call	AA–	3,273,417

1,875	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Tender Option Bond Trust 3251, 18.810%, 5/15/31 – BHAC Insured (IF)	11/16 at 100.00	AA+	2,131,050

2,600	Hillsborough County Industrial Development Authority, Florida, Charter School Revenue Bonds, Terrace Community Middle School, Series 2007A, 5.125%, 5/15/37	5/17 at 100.00	BBB–	2,110,394

7,255	Islands at Doral III Community Development District, Doral, Florida, Special Assessment Bonds, Series 2004A, 5.900%, 5/01/35	5/12 at 101.00	N/R	6,767,246

68	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Jacksonville Health Facilities Authority, Florida, Health Facilities Revenue Bonds, Brooks Health System, Tender Option Bond Trust 1004:
$5,810	18.273%, 11/01/32 (IF) (4)	11/17 at 100.00	A	$5,815,752
2,865	18.277%, 11/01/38 (IF) (4)	11/17 at 100.00	A	2,503,695

11,095	Jacksonville, Florida, Economic Development Commission Health Care Facilities Revenue Bonds, The Florida Proton Therapy Institute Project, Series 2007, 6.250%, 9/01/27	9/17 at 100.00	N/R	11,177,214

2,605	Jacksonville, Florida, Special Revenue Bonds, Tender Option Bond Trust 3918, 17.925%, 4/01/35 (IF) (4)	10/21 at 100.00	Aa2	3,080,699

3,540	Keys Cove Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004, 5.875%, 5/01/35	5/15 at 101.00	N/R	3,428,384

10,855	Keys Cove II Community Development District, Florida, Special Assessment Revenue Bonds, Series 2005, 5.500%, 5/01/36	5/15 at 100.00	N/R	8,588,910

1,125	Lake Frances Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.300%, 5/01/37	5/17 at 100.00	N/R	639,236

	Lakes by the Bay South Community Development District, Florida, Special Assessment Bonds, Series 2004A:
2,820	6.100%, 5/01/23	5/14 at 101.00	N/R	2,781,140
4,375	6.250%, 5/01/34	5/14 at 101.00	N/R	4,236,619

675	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007A, 5.500%, 5/01/38 (5)	5/17 at 100.00	N/R	276,959

2,390	Lakeside Landings Community Development District, Florida, Special Assessment Bonds, Series 2007B, 5.250%, 5/01/13 (5)	No Opt. Call	N/R	980,641

1,880	Lee County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Janies Garden Phase 2, Series 2010B, 7.250%, 9/15/47 (Mandatory put 9/15/27)	9/20 at 100.00	N/R	1,889,513

	Lee County Industrial Development Authority, Florida, Charter School Revenue Bonds, Lee County Community Charter Schools, Series 2007A:
10,435	5.250%, 6/15/27	6/17 at 100.00	BB+	8,964,395
20,120	5.375%, 6/15/37	6/17 at 100.00	BB+	16,289,353

	Lee County Industrial Development Authority, Florida, Healthcare Facilities Revenue Bonds, Park Royal Psychiatric Hospital, Series 2010:
7,460	9.000%, 12/01/30	12/18 at 104.00	N/R	7,325,944
15,540	9.500%, 12/01/40	12/18 at 104.00	N/R	15,193,458

	Lee Memorial Health System, Florida, Hospital Revenue Bonds, Series 2007A:
6,800	5.000%, 4/01/32 (UB) (4)	4/17 at 100.00	A	6,667,536
23,920	5.000%, 4/01/37 (UB) (4)	4/17 at 100.00	A	22,683,575

326	Lexington Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007, 5.400%, 5/01/37	5/17 at 100.00	N/R	246,009

10,625	Madison County, Florida, First Mortgage Revenue Bonds, Twin Oaks Project, Series 2005A, 6.000%, 7/01/25	7/15 at 100.00	N/R	9,731,013

4,250	Magnolia Creek Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.600%, 5/01/14 (5)	No Opt. Call	N/R	1,915,518

8,525	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+	8,551,598

310	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Refunding Bonds, Indiantown Cogeneration LP, Series 1995B, 8.050%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+	310,967

2,000	Mediterra North Community Development District, Bonita Springs, Lee County, Florida, Capital Improvement Revenue Bonds, Series 2001A, 6.800%, 5/01/31	5/12 at 100.00	N/R	2,005,520

2,880	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Tender Option Bond Trust Series 1009, 18.988%, 10/01/41 (IF) (4)	10/20 at 100.00	A2	3,224,477

Nuveen Investments	69

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$3,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Series 2008, Trust 1145, 18.100%, 4/01/32– AGC Insured (Alternative Minimum Tax) (IF) (4)	10/18 at 100.00	AA–	$3,489,360

3,210	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Tender Option Bond Trust 3271, 20.882%, 6/01/17 – AGM Insured (IF)	6/19 at 100.00	AA–	3,655,644

10,000	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 1997B, 0.000%, 10/01/33 – NPFG Insured	4/16 at 37.65	A+	2,484,900

17,335	Miami-Dade County, Florida, Subordinate Special Obligation Bonds, Series 2005A, 0.000%, 10/01/40 – NPFG Insured	10/15 at 27.31	A+	2,491,560

	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Tender Option Bond Trust 11834:
3,750	17.705%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	4,368,000
2,065	17.685%, 10/01/33 – AGM Insured (IF)	10/20 at 100.00	Aa2	2,404,899

	Mid-Bay Bridge Authority, Florida, Springing Lien Revenue Bonds, Series 2011:
1,500	7.705%, 10/01/34	No Opt. Call	BBB–	1,587,915
12,350	7.684%, 10/01/40	10/21 at 100.00	BBB–	12,963,054

	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Parking Garage Project, Series 2004A:
345	6.000%, 5/01/24	5/14 at 100.00	N/R	345,631
14,250	6.250%, 5/01/37	5/14 at 100.00	N/R	14,124,458

7,810	Midtown Miami Community Development District, Florida, Special Assessment Revenue Bonds, Series 2004B, 6.500%, 5/01/37	5/14 at 100.00	N/R	7,842,021

1,330	Mira Lago West Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.375%, 5/01/36	5/15 at 101.00	N/R	1,188,076

3,570	Myrtle Creek Improvement District, Florida, Special Assessment Revenue Bonds, Series 2006A, 5.200%, 5/01/37	5/16 at 100.00	N/R	2,751,863

1,265	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A, 5.500%, 5/01/38 (5), (7)	5/17 at 100.00	N/R	633,651

2,320	Naturewalk Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007B, 5.300%, 5/01/16 (5), (7)	No Opt. Call	N/R	1,162,111

1,955	Northern Palm Beach County Improvement District, Florida, Revenue Bonds, Water Control and Improvement Development Unit 46B, Series 2007A, 5.350%, 8/01/41	8/17 at 100.00	N/R	1,690,215

1,040	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R	957,154

5,995	Orchid Grove Community Development District, Florida, Special Assessment Bonds, Series 2005, 5.450%, 5/01/36	5/15 at 101.00	N/R	4,873,515

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
595	5.500%, 12/01/21	12/11 at 101.00	BBB–	592,239
2,200	5.625%, 12/01/31	12/11 at 101.00	BBB–	2,092,002

5,665	Palm Glades Community Development District, Florida, Special Assessment Bonds, Series 2006A, 5.300%, 5/01/36	5/16 at 100.00	N/R	4,391,451

2,150	Panther Trails Community Development District, Floridia, Special Assessment Bonds, Series 2011, 7.150%, 11/01/41	11/18 at 100.00	N/R	2,208,179

15,470	Pine Island Community Development District, Florida, Special Assessment Bonds, Bella Collina, Series 2004, 5.750%, 5/01/35	5/12 at 101.00	N/R	11,087,968

2,785	Pine Ridge Plantation Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.400%, 5/01/37	5/15 at 100.00	N/R	1,778,752

575	Poinciana West Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.000%, 5/01/37	5/17 at 100.00	N/R	512,233

70	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007:
$4,000	5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	Baa1	$3,939,960
11,500	5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	10,887,740

2,680	Punta Gorda Housing Authority, Florida, Gulf Breeze Apartments Multifamily Housing Revenue Bonds, Series 2007A, 6.125%, 1/01/45 (Mandatory put 11/01/24) (Alternative Minimum Tax)	1/22 at 100.00	N/R	2,479,804

4,625	Renaissance Commons Community Development District, Florida, Special Assessment Bonds, Series 2005A, 5.600%, 5/01/36	5/15 at 100.00	N/R	3,797,125

5,050	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2002A, 7.375%, 5/01/33	5/12 at 101.00	N/R	3,518,941

1,965	Reunion East Community Development District, Osceola County, Florida, Special Assessment Bonds, Series 2005, 5.800%, 5/01/36 (5)	No Opt. Call	N/R	964,186

645	Rolling Hills Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2006A, 5.125%, 11/01/13 (5)	No Opt. Call	N/R	363,890

2,140	Saint Lucie West Services District, Florida, Utility Revenue Bonds, Series 2004, 5.250%, 10/01/34 – NPFG Insured	10/14 at 101.00	Baa1	2,135,656

	Sarasota County Health Facility Authority, Florida, Revenue Bonds, Sarasota-Manatee Jewish Housing Council, Inc., Series 2007:
4,550	5.625%, 7/01/27	7/17 at 100.00	N/R	3,891,160
2,285	5.750%, 7/01/37	7/17 at 100.00	N/R	1,834,307
2,640	5.750%, 7/01/45	7/17 at 100.00	N/R	2,075,330

	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A:
2,000	5.750%, 10/01/22	10/17 at 100.00	BBB–	1,991,880
3,000	5.500%, 10/01/24	10/17 at 100.00	BBB–	2,850,810
20,150	5.250%, 10/01/27	10/17 at 100.00	BBB–	18,514,425

8,735	Somerset Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/37	5/15 at 101.00	N/R	5,710,506

2,255	South Kendall Community Development District, Miami-Dade County, Florida, Special Assessment Bonds, Series 2008A, 6.750%, 11/01/38	11/16 at 100.00	N/R	2,288,712

8,850	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 1117, 8.349%, 8/15/28 (IF)	8/17 at 100.00	AA	8,235,810

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Tender Option Bond Trust 2749:
750	17.086%, 8/15/23 (IF)	8/17 at 100.00	AA	840,150
6,250	15.603%, 8/15/42 (IF)	8/17 at 100.00	AA	6,098,500

	South Miami Health Facilities Authority, Florida, Revenue Bonds, Baptist Health Systems of South Florida, Trust 1030:
2,130	15.437%, 8/15/15 (IF) (4)	8/17 at 100.00	AA	2,481,471
3,835	15.454%, 8/15/15 (IF) (4)	8/17 at 100.00	AA	4,370,289

1,285	South Village Community Development District, Clay County, Florida, Capital Improvement Revenue Bonds, Series 2005A, 5.700%, 5/01/35	5/13 at 100.00	N/R	1,032,459

	St Johns County Industrial Development Authority, Florida, Health Care Revenue Bonds, Glenmoor at Saint Johns, Series 2006A:
2,300	5.250%, 1/01/26	10/16 at 100.00	N/R	1,976,942
8,500	5.375%, 1/01/40	10/16 at 100.00	N/R	6,623,285

985	Stoenbrier Community Development District, Hillsborough County Florida,, Special Assessment Bonds, Series 2006, 5.500%, 5/01/37	5/16 at 100.00	N/R	851,099

	Terra Bella Community Development District, Pasco County, Florida, Special Assessment Bonds, Series 2011A:
555	6.750%, 11/01/27	11/18 at 100.00	N/R	562,082
2,730	7.850%, 11/01/41	11/18 at 100.00	N/R	2,818,698

43,150	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2006, 5.400%, 5/01/37	5/14 at 101.00	BB	33,518,920

Nuveen Investments	71

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007:
$1,000	6.450%, 5/01/23 (5)	5/18 at 100.00	N/R	$675,120
2,150	6.550%, 5/01/27 (5)	5/18 at 100.00	N/R	1,452,304
7,655	5.250%, 5/01/39 (5)	No Opt. Call	N/R	4,812,163
20,615	6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	12,846,856

10,500	Trails Community Development District, Florida, Special Assessment Bonds, Series 2007, 5.375%, 5/01/38 (5), (7)	5/16 at 100.00	N/R	6,755,910

3,200	Venetian Community Development District, Sarasota County, FLorida, Capital Improvement Revenue Bonds ,Series 2002A, 6.750%, 5/01/34	5/12 at 102.00	N/R	3,181,696

	Villa Vizcaya Community Development District, Florida, Special Assessment Revenue Bonds, Series 2007:
1,520	5.350%, 5/01/12 (5), (7)	No Opt. Call	N/R	766,551
1,000	5.350%, 5/01/17 (5), (7)	No Opt. Call	N/R	504,310
1,500	5.550%, 5/01/39 (5), (7)	5/17 at 100.00	N/R	756,435

3,070	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	2,651,682

	Westchester Community Development District 1, Florida, Special Assessment Bonds, Series 2003:
10,370	6.000%, 5/01/23	5/13 at 101.00	N/R	9,864,463
27,845	6.125%, 5/01/35	5/13 at 101.00	N/R	25,352,594
782,256	Total Florida			660,000,691
	Georgia – 1.6%

6,225	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	6,590,906

3,000	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	3,158,790

500	Augusta, Georgia, Airport Revenue Bonds, Series 2005A, 5.150%, 1/01/35	1/15 at 100.00	Baa2	441,160

	Baldwin County Hospital Authority, Georgia, Revenue Bonds, Oconee Regional Medical Center, Series 1998:
890	5.250%, 12/01/22	1/12 at 100.00	BB	791,397
95	5.375%, 12/01/28	12/11 at 100.00	BB	80,141

10,500	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009A, 8.750%, 6/01/29	6/20 at 100.00	CCC+	12,169,500

12,830	Clayton County Development Authority, Georgia, Special Facilities Revenue Bonds, Delta Air Lines, Inc. Project, Series 2009B, 9.000%, 6/01/35 (Alternative Minimum Tax)	6/15 at 100.00	CCC+	13,805,208

	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004:
3,490	5.250%, 12/01/22	12/14 at 100.00	BBB–	3,534,358
3,310	5.000%, 12/01/26	12/14 at 100.00	BBB–	3,162,904

	Franklin County Industrial Building Authority, Georgia, Revenue Bonds, Ty Cobb Regional Medical Center Project, Series 2010:
5,300	7.625%, 12/01/30	12/20 at 100.00	N/R	5,414,215
5,200	8.000%, 12/01/40	12/20 at 100.00	N/R	5,327,296
3,500	8.125%, 12/01/45	12/20 at 100.00	N/R	3,584,770

	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, Elderly Care, Lenbrook Square Project, Series 2006A:
3,500	5.000%, 7/01/27	7/17 at 100.00	N/R	2,674,420
8,000	5.125%, 7/01/37	7/17 at 100.00	N/R	5,584,880
20,900	5.125%, 7/01/42	7/17 at 100.00	N/R	14,250,665

1,380	Fulton County Residential Care Facilities Authority, Georgia, Revenue Bonds, St. Anne’s Terrace, Series 2003, 7.625%, 12/01/33	12/13 at 102.00	N/R	1,395,221

200	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 6.125%, 2/15/34	2/14 at 100.00	N/R	180,410

72	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Georgia (continued)

$750	Main Street Natural Gas Inc., Georgia, Gas Project Revenue Bonds, Series 2006B, 5.000%, 3/15/17	No Opt. Call	A	$768,728
89,570	Total Georgia			82,914,969
	Guam – 0.5%

6,000	Guam Government Department of Education, Certificates of Participation, John F. Kennedy High School Project, Series 2010A, 6.875%, 12/01/40	12/20 at 100.00	B	6,126,120

18,380	Guam Government, General Obligation Bonds, 2009 Series A, 7.000%, 11/15/39	No Opt. Call	B+	19,092,041
24,380	Total Guam			25,218,161
	Hawaii – 0.2%

4,165	Hawaii State Department of Budget and Finance, Private School Revenue Bonds, Montessori of Maui, Series 2007, 5.500%, 1/01/37	2/17 at 100.00	N/R	3,529,504

8,425	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 1997, 5.625%, 11/15/27	1/12 at 100.00	B	7,267,742

955	Hawaii State Department of Transportation, Special Facility Revenue Bonds, Continental Airlines Inc., Series 2000, 7.000%, 6/01/20 (Alternative Minimum Tax)	1/12 at 100.00	B	954,857
13,545	Total Hawaii			11,752,103
	Idaho – 0.1%

3,920	Harris Ranch Community Infrastructure District 1, Boise, Idaho, Special Assessment Bonds, Assessment Area One, Series 2011, 9.000%, 9/01/40	9/21 at 100.00	N/R	4,138,971

1,000	Idaho Housing and Finance Association NonProfit Facilities Revenue Bonds, Liberty Charter School, Inc, Series 2008A, 6.000%, 6/01/38	6/18 at 100.00	BBB	945,490

5,755	Kootenai County Industrial Development Corporation, Idaho, Industrial Development Revenue Bonds, Coer d’Alene Fiber Fuels, Inc., Series 2006, 6.750%, 12/01/26 (5), (7)	12/16 at 100.00	N/R	1,430,060
10,675	Total Idaho			6,514,521
	Illinois – 9.2%

250	Bolingbrook, DuPage & Will Counties, Illinois, Special Tax Revenue Bonds, Special Service Areas 2001-1, 2001-2, 2001-3, and 2002-1, Refunding Series 2007, 4.500%, 3/01/32 – NPFG Insured	4/21 at 100.00	Baa1	204,488

7,850	Bolingbrook, Illinois, Sales Tax Revenue Bonds, Series 2005, 6.250%, 1/01/24	1/15 at 102.00	N/R	5,257,381

4,000	Bolingbrook, Illinois, Special Tax Bonds, Special Service Area 1, Forest City Project, Series 2005, 5.900%, 3/01/27	3/15 at 102.00	N/R	3,342,240

3,825	Bolingbrook, Will and DuPage Counties, Illinois, Wastewater Facilities Revenue Bonds, Crossroads Treatment LLC, Series 2005, 6.600%, 1/01/35	1/15 at 102.00	N/R	3,287,014

3,010	Bradley, Illinois, Tax Increment Bonds, Bradley Commons, Series 2007, 6.100%, 1/01/27	1/17 at 102.00	N/R	2,740,635

933	Cary, Illinois, Special Service Area 1 Special Tax Bonds, Series 2006, 5.000%, 3/01/30 – RAAI Insured	3/16 at 100.00	N/R	873,344

9,000	CenterPoint Intermodal Center Program, Illinois, Trust Series 2004 Class A Certificates, 8.500%, 6/15/23	12/12 at 100.00	N/R	9,000,810

6,295	Chicago, Illinois, Certificates of Participation, Tax Increment Allocation Revenue Bonds, Diversey-Narragansett Project, Series 2006, 7.460%, 2/15/26	1/12 at 100.00	N/R	6,292,860

8,325	Chicago, Illinois, Chicago O’Hare International Airport Special Facility Revenue Refunding Bonds, American Air Lines, Inc. Project, Series 2007, 5.500%, 12/01/30 (5)	12/12 at 100.00	Caa2	4,678,900

725	Chicago, Illinois, Tax Increment Allocation Bonds, Irving/Cicero Redevelopment Project, Series 1998, 7.000%, 1/01/14	1/12 at 100.00	N/R	726,269

11,850	Cook County, Illinois, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	12,278,733

Nuveen Investments	73

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,483	Crystal Lake Special Service Area 46, Illinois, Limited Tax Obligation Bonds, Series 2007, 5.750%, 3/01/36	3/17 at 100.00	N/R	$2,054,906

355	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Capital Appreciation Series 2011B, 0.000%, 10/01/31	1/12 at 31.17	N/R	86,776

677	Deerfield, Illinois, Educational Facility Revenue Bonds, Chicagoland Jewish High School Project, Series 2011A, 6.000%, 10/01/42	5/14 at 102.00	N/R	632,934

	Evanston, Illinois, Educational Facility Revenue Bonds, Roycemore School Project, Series 2011:
7,865	7.750%, 7/01/30	7/21 at 100.00	N/R	8,016,165
1,545	8.000%, 7/01/35	7/21 at 100.00	N/R	1,575,946
2,000	8.250%, 7/01/41	7/21 at 100.00	N/R	2,038,240

5,000	Gilberts, Illinois, Special Service Area 19 Special Tax Bonds, The Conservancy Project, Series 2006-1, 5.375%, 3/01/16 (5)	No Opt. Call	N/R	2,255,550

2,500	Harvey, Cook County, Illinois, Tax Increment Allocation Revenue Bonds, Amended Center Street Redevelopment Project Area, Series 2010, 7.500%, 12/01/19	No Opt. Call	N/R	2,498,275

3,900	Hillside, Cook County, Illinois, Senior Lien Tax Increment Revenue Bonds, Mannheim Redevelopment Project, Series 2008, 7.000%, 1/01/28	1/18 at 102.00	N/R	3,598,725

790	Illinois Development Finance Authority, Environmental Services Revenue Bonds, Citgo Petroleum Corporation Project, Series 2002, 8.000%, 6/01/32 (Alternative Minimum Tax)	6/12 at 100.00	BB+	794,456

2,000	Illinois Finance Authority Revenue Bonds, Christian Homes, Inc., Refunding Series 2010, 5.500%, 5/15/23	5/15 at 100.00	N/R	2,003,960

2,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	2,015,080

8,940	Illinois Finance Authority, Recovery Zone Facility Revenue Bonds, Navistar International Corporation Project, Series 2010, 6.500%, 10/15/40	10/20 at 100.00	BB–	9,247,804

200	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.500%, 4/01/44	10/19 at 100.00	Baa2	208,904

	Illinois Finance Authority, Revenue Bonds, Admiral at Lake Project, Series 2010A:
1,400	7.750%, 5/15/30	5/20 at 100.00	N/R	1,410,332
10,000	8.000%, 5/15/40	5/20 at 100.00	N/R	10,178,400
10,625	8.000%, 5/15/46	5/20 at 100.00	N/R	10,814,550

4,870	Illinois Finance Authority, Revenue Bonds, Central Baptist Village, Series 2007, 5.375%, 11/15/39	11/17 at 100.00	N/R	3,970,560

	Illinois Finance Authority, Revenue Bonds, Children’s Memorial Hospital, Tender Option Bond Trust 2008-1098:
1,500	18.206%, 8/15/15 – AGC Insured (IF) (4)	No Opt. Call	AA–	1,635,240
1,625	17.744%, 2/15/39 – AGC Insured (IF) (4)	8/18 at 100.00	AA–	1,682,460
2,495	17.744%, 8/15/47 – AGC Insured (IF) (4)	8/18 at 100.00	AA–	2,583,223
550	18.231%, 8/15/47 – AGC Insured (IF) (4)	8/18 at 100.00	AA–	569,355
625	18.310%, 8/15/47 – AGC Insured (IF) (4)	8/18 at 100.00	AA–	647,100

975	Illinois Finance Authority, Revenue Bonds, De Kalb Supportive Living Project, Series 2007, 6.100%, 12/01/41 (Alternative Minimum Tax)	12/17 at 102.00	N/R	766,136

	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Refunding Series 2006A:
6,670	5.000%, 4/01/31	4/16 at 100.00	Baa3	5,050,858
9,250	5.000%, 4/01/36	4/16 at 100.00	Baa3	6,709,303

6,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	5,845,800

	Illinois Finance Authority, Revenue Bonds, Kewanee Hospital, Series 2006:
3,825	5.000%, 8/15/26	8/16 at 100.00	N/R	3,340,717
7,060	5.100%, 8/15/31	8/16 at 100.00	N/R	5,916,421

74	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$15,645	Illinois Finance Authority, Revenue Bonds, Midwest Regional Medical Center Galena-Stauss Hospital, Series 2006, 6.750%, 10/01/46 (7)	10/16 at 100.00	N/R	$10,028,758

	Illinois Finance Authority, Revenue Bonds, Montgomery Place Project, Series 2006A:
410	5.250%, 5/15/15	No Opt. Call	N/R	410,775
2,900	5.500%, 5/15/26	5/17 at 100.00	N/R	2,642,509
6,750	5.750%, 5/15/38	5/17 at 100.00	N/R	5,854,613
350	5.400%, 5/15/38	5/12 at 100.00	N/R	288,082

3,125	Illinois Finance Authority, Revenue Bonds, Northshore University HealthSystem, Tender Option Bond Trust 3764, 17.850%, 5/01/26 (IF) (4)	5/20 at 100.00	AA	3,531,250

34,500	Illinois Finance Authority, Revenue Bonds, Northwestern University, Series 2006, 5.000%, 12/01/42 (UB)	12/15 at 100.00	AAA	36,097,695

	Illinois Finance Authority, Revenue Bonds, Northwestern University, Tender Option Bond Trust 11783:
625	19.675%, 2/15/31 (IF)	8/19 at 100.00	AA–	738,250
490	19.675%, 2/15/19 (IF)	No Opt. Call	AA–	602,994

1,900	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 5.750%, 11/15/37 (UB) (4)	11/17 at 100.00	A	1,919,703

	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Tender Option Bond Trust 4702:
1,125	19.703%, 11/15/33 (IF) (4)	11/17 at 100.00	A	1,201,545
4,880	20.709%, 5/15/39 (IF) (4)	5/20 at 100.00	A	5,557,344
1,750	20.714%, 5/15/39 (IF) (4)	5/20 at 100.00	A	1,992,970
4,385	20.734%, 5/15/39 (IF) (4)	5/20 at 100.00	A	4,993,813

14,545	Illinois Finance Authority, Revenue Bonds, Proctor Hospital, Series 2006, 5.125%, 1/01/25	1/16 at 100.00	BB+	12,525,863

1,110	Illinois Finance Authority, Revenue Bonds, Provena Health Series 2010A, 6.000%, 5/01/28	5/20 at 100.00	BBB+	1,131,068

8,120	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	9,027,491

10,685	Illinois Finance Authority, Revenue Bonds, Rogers Park Montessori School, Series 2004, 7.125%, 11/01/34	11/14 at 102.00	N/R	9,954,894

9,040	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/38 (UB) (4)	11/18 at 100.00	A2	9,951,684

2,450	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009B, 7.250%, 11/01/38 (UB) (4)	11/18 at 100.00	A2	2,697,083

5,550	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39 (UB) (4)	5/19 at 100.00	A2	5,924,237

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Tender Option Bonds Trust 1017:
300	22.347%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	385,500
250	23.337%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	317,430
315	23.156%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	399,285
815	23.267%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	1,034,145
1,065	23.283%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	1,351,570
3,067	23.324%, 11/01/39 (IF) (4)	5/19 at 100.00	A2	3,893,741

	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009:
650	6.875%, 8/15/38	8/19 at 100.00	BBB	679,965
23,000	7.000%, 8/15/44	8/19 at 100.00	BBB	24,163,570

	Illinois Finance Authority, Revenue Bonds, The Carle Foundation, Tender Option Bond Trust 3908:
665	21.392%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	795,473
1,030	21.509%, 2/15/19 – AGM Insured (IF) (4)	No Opt. Call	AA–	1,233,240

2,285	Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 11783-1, 19.675%, 2/15/31 (IF)	8/19 at 100.00	AA–	2,699,042

Nuveen Investments	75

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)		Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

		Illinois (continued)

		Illinois Finance Authority, Revenue Bonds, The University of Chicago Medical Center, Tender Option Bond Trust 3907:
$3,025		19.770%, 2/15/19 (IF) (4)	No Opt. Call	AA–	$3,675,980
4,250		19.770%, 2/15/35 (IF) (4)	2/21 at 100.00	AA–	5,164,600

3,470		Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3	3,367,253

2,600		Illinois Health Facilities Authority, Revenue Bonds, Smith Crossing, Series 2003A, 7.000%, 11/15/32	No Opt. Call	N/R	2,429,622

2,310		Illinois Housing Development Authority, Homeowner Mortgage Revenue Bonds, Tender Option Bond Trust 3721, 18.167%, 8/01/16 (IF) (4)	No Opt. Call	AA	2,289,302

22,010		Illinois Housing Development Authority, Multifamily Housing Revenue Bonds, GNMA Collateralized – Lifelink Developments, Series 2006, 4.850%, 4/20/41 (Alternative Minimum Tax) (UB) (4)	4/16 at 100.00	AA+	21,420,572

24,350		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-1, 7.125%, 1/01/36	1/16 at 100.00	N/R	16,375,132

		Lombard Public Facilities Corporation, Illinois, First Tier Conference Center and Hotel Revenue Bonds, Series 2005A-2:
5,260		5.500%, 1/01/25 – ACA Insured	1/16 at 100.00	B–	3,595,683
3,000		5.500%, 1/01/30 – ACA Insured	1/16 at 100.00	B–	1,826,970
10,915		5.500%, 1/01/36 – ACA Insured	1/16 at 100.00	B–	7,601,752

12,431		Lombard Public Facilities Corporation, Illinois, Third Tier Conference Center and Hotel Revenue Bonds, Series 2005C-3, 12.000%, 1/01/36 (5)	7/18 at 100.00	N/R	2,946,021

9,300		Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Tender Option Bond Trust 3220, 18.746%, 6/15/42 (IF)	6/20 at 100.00	AAA	9,387,420

3,293		Minooka, Illinois, Special Assessment Bonds, Lakewood Trails Project, Series 2003, 6.625%, 3/01/33	3/13 at 102.00	N/R	3,297,940

4,775		Pingree Grove Village, Illinois, Charter School Revenue Bonds, Cambridge Lakes Learning Center, Series 2007, 6.000%, 6/01/36	6/16 at 102.00	N/R	3,737,536

5,725		Pingree Grove Village, Illinois, Special Service Area 7, Cambridge Lakes Project, Special Tax Bonds, Series 2006-1, 6.000%, 3/01/36	3/16 at 102.00	N/R	5,164,408

5,878		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	5,725,348

5,856		Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 2 – Cambridge Lakes Project, Series 2005-2, 6.000%, 3/01/35	3/15 at 102.00	N/R	5,355,722

2,158		Plano Special Service Area 1, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2004A, 6.200%, 3/01/34	3/14 at 102.00	N/R	2,134,629

4,291		Plano Special Service Area 3, Illinois, Special Tax Bonds, Lakewood Springs Project, Series 2005A, 6.100%, 3/01/35	3/15 at 102.00	N/R	4,191,492

3,665		Quad Cities Regional Economic Development Authority, Illinois, Multifamily Housing Revenue Bonds, Heritage Woods of Moline SLF Project, Series 2006, 6.000%, 12/01/41	12/16 at 102.00	N/R	2,838,359

—	(9)	Robbins, Illinois, Resource Recovery Revenue Bonds, Restructuring Project Guaranteed by Foster Wheeler Ltd., Series 1999C, 7.250%, 10/15/24 (Alternative Minimum Tax)	No Opt. Call	N/R	175

2,800		Rosemont, Illinois, Tax Increment Bonds, River Road Hotel Partners Project, Series 2007, 5.100%, 12/30/23	1/12 at 100.00	N/R	2,261,812

		Saint Charles, Kane and DuPage Counties, Illinois, Senior Lien Limited Incremental Sales Tax Revenue Bonds, Series 2008 Zylstra Project:
2,935		6.950%, 1/01/21	1/18 at 100.00	N/R	2,889,830
2,000		6.950%, 1/01/25	1/18 at 100.00	N/R	1,931,320

3,805		Southwestern Illinois Development Authority Local Government Program Revenue Bonds, Granite City Project, Series 2009C, 7.750%, 3/01/22	3/14 at 100.00	N/R	3,855,530

76	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$3,210	Southwestern Illinois Development Authority, Local Government Program Revenue Bonds, Granite City Project, Series 2009B, 7.750%, 3/01/22	3/14 at 100.00	N/R	$3,252,629

3,000	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe Ad Valorem Tax Bonds, Series 2010, 7.500%, 3/01/32	3/17 at 102.00	N/R	3,060,900

1,750	Springfield, Sangamon County, Illinois, Special Service Area, Legacy Pointe, Special Assessment Bonds, Series 2009, 7.875%, 3/01/32	3/17 at 102.00	N/R	1,822,485

7,784	Volo Village, Illinois, Special Service Area 3 Special Tax Bonds, Symphony Meadows Project 1, Series 2006, 6.000%, 3/01/36 (Mandatory put 2/29/16)	3/16 at 102.00	N/R	6,111,763

2,343	Waukegan, Illinois, Special Assessment Improvement Bonds, Fountain Square, Series 2005, 6.125%, 3/01/30	3/15 at 102.00	N/R	1,893,214

830	Wayne Village, Illinois, Special Service Area 5 Assessment Bonds, Series 2007, 5.800%, 1/15/23	1/18 at 100.00	N/R	730,508

3,215	Wheeling, Illinois, Tax Increment Revenue Bonds, North Milwaukee/Lake-Cook TIF Project, Series 2005, 6.000%, 1/01/25	1/13 at 102.00	N/R	3,009,144

3,592	Wonder Lake Village, McHenry County, Illinois, Special Tax Bonds, Special Service Area 1 – Woods Creek, Series 2004, 6.750%, 3/01/34	3/14 at 102.00	N/R	3,602,237

2,385	Yorkville United City Business District, Illinois, Storm Water and Water Improvement Project Revenue Bonds, Series 2007, 6.000%, 1/01/26	1/17 at 102.00	N/R	1,518,601

7,340	Yorkville United City, Illinois, Special Service Area 2006-113 Cannoball & Beecher Special Tax Bonds, Series 2007, 5.750%, 3/01/28	3/17 at 102.00	N/R	6,783,334

3,646	Yorkville, Illinois, Special Service Area 2005-108 Assessment Bonds, Autumn Creek Project, Series 2006, 6.000%, 3/01/36	3/16 at 102.00	N/R	2,853,104
516,762	Total Illinois			468,958,759
	Indiana – 2.6%

1,695	Anderson, Indiana, Multifamily Housing Revenue Bonds, Cross Lakes and Giant Oaks Apartments, Series 2011A, 7.250%, 12/01/45	12/20 at 100.00	A–	1,803,158

1,260	Carmel Redevelopment District, Indiana, Tax Increment Revenue Bonds, Series 2004A, 6.650%, 7/15/14	7/12 at 103.00	N/R	1,296,464

5,520	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1998, 5.500%, 9/01/28 (Alternative Minimum Tax)	No Opt. Call	B–	4,046,933

835	East Chicago, Indiana, Solid Waste Disposal Revenue Bonds, USG Corporation, Series 1999, 6.375%, 8/01/29	1/12 at 100.00	B–	673,094

5,100	Hospital Authority of Delaware County, Indiana, Hospital Revenue Bonds, Cardinal Health System, Series 2006, 5.125%, 8/01/29	8/16 at 100.00	Baa3	4,734,483

1,595	Indiana Bond Bank, Special Program Bonds, Hendricks Regional Health Project, Tender Option Bond Trust 10-77W, 18.993%, 4/01/30 – AMBAC Insured (IF) (4)	No Opt. Call	AA	2,027,436

3,750	Indiana Bond Bank, Special Program Gas Revenue Bonds, JP Morgan Ventures Energy Corporation Guaranteed, Series 2007A, 18.330%, 4/15/17 (IF)	No Opt. Call	Aa3	5,311,200

2,400	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 7.000%, 10/01/39	10/19 at 100.00	BBB–	2,443,488

	Indiana Finance Authority, Revenue Bonds, Trinity Health Care Group, Tender Option Bond Trust 3611:
1,460	18.824%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,667,539
1,250	18.945%, 6/01/17 (IF) (4)	No Opt. Call	AA	1,427,850
3,085	18.971%, 6/01/17 (IF) (4)	No Opt. Call	AA	3,523,749
5,000	15.730%, 12/01/32 (IF) (4)	12/19 at 100.00	AA	5,711,400
330	18.945%, 12/01/32 (IF) (4)	12/19 at 100.00	AA	376,952

	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Tender Option Bond Trust 3301:
1,500	17.696%, 5/15/31 (IF) (4)	11/16 at 100.00	AA+	1,602,660
2,750	18.081%, 5/15/31 (IF) (4)	11/16 at 100.00	AA+	2,938,210

Nuveen Investments	77

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana (continued)

$2,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Community Foundation of Northwest Indiana, Series 2004A, 6.000%, 3/01/34	3/14 at 101.00	BBB+	$2,042,800

1,450	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	1,427,482

10,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured (UB)	1/19 at 100.00	AA–	10,780,700

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Tender Option Bond Trust 11779:
310	19.315%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	406,807
2,500	19.315%, 1/01/17 – AGC Insured (IF)	No Opt. Call	AA–	3,280,700
6,250	19.315%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	8,201,750
4,995	20.290%, 1/01/32 – AGC Insured (IF)	1/19 at 100.00	AA–	6,745,048

10	Jasper County, Indiana, Economic Development Revenue Refunding Bonds, Georgia Pacific Corporation Project, Series 2000, 6.700%, 4/01/29 (Alternative Minimum Tax)	1/12 at 100.00	Baa3	10,007

1,550	Portage, Indiana, Revenue Bonds, Series 2006, 5.000%, 1/15/27	7/16 at 100.00	A	1,525,572

3,643	Portage, Indiana, Special Improvement District Revenue Bonds, Marina Shores Project, Series 2005, 6.375%, 3/01/35 (5)	3/15 at 102.00	N/R	1,641,572

	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005:
3,065	5.250%, 2/15/23 (5)	2/15 at 100.00	N/R	525,586
2,500	5.375%, 2/15/34 (5)	2/15 at 100.00	N/R	428,700

2,155	St. Joseph County, Indiana, Economic Development Revenue Bonds, Chicago Trail Village Apartments, Series 2005A, 7.500%, 7/01/35	7/15 at 103.00	N/R	1,950,577

230	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A, 5.550%, 5/15/19	1/12 at 100.00	N/R	224,837

	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011:
5,000	7.750%, 9/01/31	9/21 at 100.00	N/R	5,343,300
5,000	8.000%, 9/01/41	9/21 at 100.00	N/R	5,402,100

	Vigo County Hospital Authority, Indiana, Revenue Bonds, Union Hospital, Series 2007:
2,000	5.700%, 9/01/37	9/17 at 100.00	N/R	1,816,540
15,000	5.750%, 9/01/42	9/17 at 100.00	N/R	13,618,950
29,500	5.800%, 9/01/47	9/17 at 100.00	N/R	26,875,385
134,688	Total Indiana			131,833,029
	Iowa – 0.5%

12,000	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A, 5.500%, 7/01/25	7/16 at 100.00	BB+	10,317,840

5,665	Iowa Finance Authority, Multifamily Housing Bonds, Series 2006A, 4.600%, 7/01/41 (UB)	7/16 at 100.00	AA	5,489,896

11,425	Iowa Tobacco Settlement Authority, Asset Backed Settlement Revenue Bonds, Series 2005C, 5.500%, 6/01/42	6/15 at 100.00	BBB	8,277,870

2,250	Scott County, Iowa, Revenue Bonds, Ridgecrest Village, Series 2006, 5.250%, 11/15/27	11/16 at 100.00	N/R	1,910,587
31,340	Total Iowa			25,996,193
	Kansas – 0.3%

5,495	Fredonia, Kansas, Hospital Revenue Bonds, Series 2007, 6.125%, 8/15/37	8/17 at 100.00	N/R	4,710,699

1,000	Manhattan Health Care Facility Revenue Bonds, Kansas, Meadowlarks Hills Retirement, Series 2007B, 5.125%, 5/15/42	5/14 at 103.00	N/R	805,810

	Olathe, Kansas, Tax Increment Revenue Bonds, Gateway Area 1 Special Obligation Series 2006:
1,000	5.000%, 3/01/16 (5)	No Opt. Call	N/R	632,570
4,780	5.000%, 3/01/26 (5)	3/16 at 100.00	N/R	2,333,453

78	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kansas (continued)

$2,790	Olathe, Kansas, Transportation Development District Sales Tax Revenue Bonds, Gateway Project Area lA, Series 2006, 5.000%, 12/01/28 (5)	12/16 at 100.00	N/R	$1,286,832

2,470	Wyandotte County-Kansas City Unified Government, Kansas, Multifamily Housing Revenue Bond, Crestwood Apartments Project, Series 2006, 6.950%, 6/01/37 (Alternative Minimum Tax) (5), (7)	6/13 at 100.00	N/R	186,732

2,700	Wyandotte County-Kansas City Unified Government, Kansas, Pollution Control Revenue Bonds, General Motors Corporation, Series 2002, 6.000%, 6/01/25	3/12 at 101.00	C	2,701,647
20,235	Total Kansas			12,657,743
	Kentucky – 0.4%

8,000	Kentucky Economic Development Finance Authority, Hospital Facilities Revenue Bonds, Owensboro Medical Health System, Series 2010A, 6.375%, 6/01/40	6/20 at 100.00	Baa2	8,375,840

1,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	1,064,970

1,000	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/38	5/18 at 100.00	Baa3	1,032,250

5,215	Louisville-Jefferson County Metropolitan Government, Kentucky, Health Facilities Revenue Bonds, Jewish Hospital & Saint Mary’s HealthCare Inc. Project, Series 2008, 6.125%, 2/01/37	2/18 at 100.00	A–	5,377,969

2,190	Rockcastle County, Kentucky, First Mortgage Revenue Bonds, Rockcastle Hospital and Respiratory Care Center Inc. Project, Series 2005, 5.550%, 6/01/30	6/15 at 100.00	BBB–	2,088,625
17,405	Total Kentucky			17,939,654
	Louisiana – 1.4%

1,940	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2004, 5.500%, 5/01/16 (5), (7)	1/12 at 100.00	N/R	874,765

13,220	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005A, 5.900%, 5/01/17 (5), (7)	1/12 at 100.00	N/R	5,961,030

1,395	Carter Plantation Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2005B, 5.900%, 5/01/17 (5), (7)	1/12 at 100.00	N/R	629,019

10,290	Carter Plantation Land LLC, Louisiana, 9.000%, 7/01/17 (5), (7)	2/12 at 100.00	N/R	1,018,607

15,000	Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, 7.450%, 3/01/24 (Alternative Minimum Tax) (5), (6), (7)	No Opt. Call	N/R	250,050

	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011:
2,000	6.250%, 7/01/31	7/21 at 100.00	Baa2	2,006,260
5,000	6.375%, 7/01/41	7/21 at 100.00	Baa2	5,013,750

1,160	Juban Parc Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.150%, 10/01/14 (5)	No Opt. Call	N/R	515,400

6,938	Lakeshore Villages Master Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2007, 5.250%, 7/01/17 (5)	No Opt. Call	N/R	2,773,188

1,000	Louisana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	N/R	1,054,080

6,900	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	7,344,360

12,850	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	13,435,446

Nuveen Investments	79

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana (continued)

$11,535	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006A, 6.000%, 9/01/36 (5), (7)	9/16 at 100.00	N/R	$2,168,465

2,265	Louisiana Local Government Environmental Facilities and Community Development Authority, Carter Plantation Hotel Project Revenue Bonds, Series 2006B, 8.500%, 9/01/17 (5), (7)	9/16 at 100.00	N/R	425,797

660	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Capital Projects and Equipment Acquisition Program, Series 2000A, 6.300%, 7/01/30 – AMBAC Insured (4)	No Opt. Call	N/R	669,728

9,900	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, CDF Healthcare of Louisiana LLC, Series 2006A, 7.000%, 6/01/36	6/16 at 101.00	N/R	8,185,716

5,800	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5), (6), (7)	12/17 at 100.00	N/R	2,755,174

	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Womans Hospital Foundation Project, Tender Option Bonds Trust 1012:
3,315	20.663%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	3,350,636
1,375	20.675%, 10/01/40 (IF) (4)	10/20 at 100.00	A3	1,389,795

9,000	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A, 5.375%, 5/15/43	5/17 at 100.00	Baa1	8,492,310

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2011:
2,000	6.500%, 5/15/37	5/21 at 100.00	Baa1	2,135,380
600	6.750%, 5/15/41	5/21 at 100.00	Baa1	648,828

2,000	Orange Grove Community Development District, Louisiana, Special Assessment Revenue Bonds, Series 2006, 5.300%, 11/01/21 (5)	1/12 at 100.00	N/R	930,220

2,290	Whispering Springs Community Development District, Livingston Parish, Louisiana, Special Assessment Bonds, Series 2006, 5.200%, 10/01/21 (5)	1/12 at 100.00	N/R	645,780
128,433	Total Louisiana			72,673,784
	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
2,300	6.950%, 7/01/36	7/21 at 100.00	Baa3	2,423,763
6,500	7.000%, 7/01/41	7/21 at 100.00	Baa3	6,824,935
8,800	Total Maine			9,248,698
	Maryland – 1.9%

7,850	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A, 5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	6,920,953

500	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	467,915

19,255	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.875%, 9/01/39	9/16 at 100.00	Ba2	17,841,490

	Howard County, Maryland, Retirement Community Revenue Bonds, Vantage House, Series 2007A:
915	5.250%, 4/01/27	4/17 at 100.00	N/R	724,415
1,000	5.250%, 4/01/33	4/17 at 100.00	N/R	734,440

5,455	Maryland Community Development Administration, Department of Housing and Community Development, Housing Revenue Bonds, Tender Option Bond Trust 2849, 10.725%, 1/01/15 (Alternative Minimum Tax) (IF)	1/17 at 100.00	AA+	5,050,566

7,335	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007A, 4.800%, 9/01/42 (Alternative Minimum Tax) (UB)	9/16 at 100.00	Aa2	7,088,324

80	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Maryland (continued)

	Maryland Community Development Administration, Residential Revenue Bonds, Series 2007D, Trust 1023:
$940	16.987%, 3/01/30 (Alternative Minimum Tax) (IF) (4)	3/17 at 100.00	Aa2		$826,636
1,710	17.194%, 3/01/30 (Alternative Minimum Tax) (IF) (4)	3/17 at 100.00	Aa2		1,487,358

	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A:
1,925	5.000%, 12/01/16	No Opt. Call	N/R		1,645,124
54,100	5.000%, 12/01/31	12/16 at 100.00	N/R		33,610,166

2,080	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3		2,005,453

3,505	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	1/12 at 100.00	N/R		3,529,535

1,500	Maryland Health and HIgher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.125%, 7/01/45	7/20 at 100.00	BBB–		1,449,135

	Maryland Health and Higher Educational Facilities Authority, Private School Revenue Bonds, Washington Christian Academy, Series 2006:
750	5.250%, 7/01/18 (5)	1/17 at 100.00	N/R		328,125
6,260	5.500%, 7/01/38 (5)	1/17 at 100.00	N/R		2,738,750

4,345	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, King Farm Presbyterian Community, Series 2007A, 5.300%, 1/01/37	1/17 at 100.00	N/R		3,245,541

	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994:
380	5.375%, 7/01/14	1/12 at 100.00	B3		351,523
9,435	5.300%, 7/01/24	1/12 at 100.00	B3		6,929,630
129,240	Total Maryland				96,975,079
	Massachusetts – 0.9%

12,225	Boston Industrial Development Financing Authority, Massachusetts, Senior Revenue Bonds, Crosstown Center Project, Series 2002, 6.500%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	Caa3		8,739,530

4,080	Boston Industrial Development Financing Authority, Massachusetts, Subordinate Revenue Bonds, Crosstown Center Project, Series 2002, 8.000%, 9/01/35 (Alternative Minimum Tax)	9/12 at 102.00	N/R		1,412,129

2,000	Massachusetts Development Finance Agency, Education Facility Revenue Bonds, Academy of the Pacific Rim Project, Series 2006A, 5.125%, 6/01/31 – ACA Insured	6/16 at 100.00	N/R		1,760,080

435	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2000A, 8.375%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		447,302

1,685	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R		1,633,675

3,500	Massachusetts Development Finance Agency, Revenue Bonds, The Sabis International Charter School, Series 2009A, 8.000%, 4/15/39	10/19 at 100.00	BBB		3,939,915

	Massachusetts Health and Educational Facilities Authority Revenue Bonds, Quincy Medical Center Issue, Series 2008A:
5,950	6.250%, 1/15/28 (5), (7)	1/18 at 100.00	N/R		1,130,500
5,300	6.500%, 1/15/38 (5), (7)	1/18 at 100.00	N/R		1,007,000

45	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.500%, 7/01/12	No Opt. Call	N/R		46,684

430	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Caritas Christi Obligated Group, Series 2002B, 6.250%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 101.00	N/R	(8)	451,513

Nuveen Investments	81

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Emerson Hospital, Series 2005E:
$3,500	5.000%, 8/15/25 – RAAI Insured	8/15 at 100.00	N/R	$3,144,155
400	5.000%, 8/15/35 – RAAI Insured	8/15 at 100.00	N/R	322,864

2,750	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Jordan Hospital, Series 1998D, 5.250%, 10/01/23	1/12 at 100.00	BB–	2,495,350

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milford Regional Medical Center, Series 2007E, 5.000%, 7/15/37	7/17 at 100.00	BBB–	1,717,280

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Milton Hospital Project, Series 2005D, 5.250%, 7/01/30	7/15 at 100.00	BB–	2,534,550

1,870	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004A, 6.375%, 7/01/34 (5), (6), (7)	7/14 at 100.00	D	673,200

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northern Berkshire Community Services Inc., Series 2004B:
4,425	6.250%, 7/01/24 (5), (6), (7)	7/14 at 100.00	D	1,593,000
10,555	6.375%, 7/01/34 (5), (6), (7)	7/14 at 100.00	D	3,799,800

2,500	Massachusetts Housing Finance Agency, Housing Bonds, Tender Option Bond Trust 2010-64W, 20.334%, 6/01/41 (IF) (4)	6/20 at 100.00	AA–	2,667,000

	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A:
845	5.200%, 1/01/20 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	735,201
285	5.000%, 1/01/21 – AMBAC Insured	1/12 at 100.00	N/R	236,846
4,000	5.500%, 1/01/22 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	3,413,040
4,050	5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R	3,066,053
75,830	Total Massachusetts			46,966,667
	Michigan – 3.0%

	Advanced Technology Academy, Michigan, Public School Academy Revenue Bonds, Series 2008:
3,635	6.000%, 11/01/28	11/18 at 100.00	BBB–	3,286,949
5,105	6.000%, 11/01/37	11/18 at 100.00	BBB–	4,410,720

1,050	Chandler Park Academy, Michigan, Public School Academy Charter School Revenue Bonds, Series 2005, 5.125%, 11/01/30	11/15 at 100.00	BBB	871,773

1,955	Concord Academy, Boyne City, Michigan, Certificates of Participation, Series 2007, 5.600%, 11/01/36	11/17 at 100.00	N/R	1,371,237

	Conner Creek Academy East, Michigan, Public School Revenue Bonds, Series 2007:
3,680	5.000%, 11/01/26	11/16 at 100.00	BB+	2,890,603
3,750	5.250%, 11/01/31	11/16 at 100.00	BB+	2,841,900
3,090	5.250%, 11/01/36	11/16 at 100.00	BB+	2,228,972

1,125	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 1999, 7.000%, 4/01/29	1/12 at 100.00	N/R	1,021,118

820	Countryside Charter School, Berrien County, Michigan, Charter School Revenue Bonds, Series 2000, 8.000%, 4/01/29	4/12 at 100.00	N/R	820,123

4,710	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Tender Option Bond Trust 4697, 18.286%, 5/01/29 – AGM Insured (IF) (4)	No Opt. Call	Aa2	4,828,033

5,500	Detroit City School District, Wayne County, Michigan, Unlimited Tax School Building and Site Improvement Bonds, Tender Option Bonds Trust 11784, 18.386%, 5/01/27 – AGM Insured (IF)	No Opt. Call	Aa2	5,762,680

	Detroit Community High School, Michigan, Public School Academy Revenue Bonds, Series 2005:
2,100	5.650%, 11/01/25	11/15 at 100.00	B+	1,638,441
500	5.750%, 11/01/30	11/15 at 100.00	B+	371,880
2,425	5.750%, 11/01/35	11/15 at 100.00	B+	1,737,319

82	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$7,670	Detroit Local Development Finance Authority, Michigan, Tax Increment Bonds, Series 1998A, 5.500%, 5/01/21	5/12 at 100.00	B–	$4,585,049

2,500	Detroit, Michigan, Distributable State Aid General Obligation Bonds, Tender Option Bond Trust 3789, 18.690%, 5/01/18 (IF) (4)	No Opt. Call	AA	2,844,200

1,095	Doctor Charles Drew Academy, Michigan Certificates of Participation, Series 2006, 5.700%, 11/01/36	11/16 at 102.00	N/R	719,338

3,500	Flint International Academy, Michigan, Public School Academy Revenue Bonds, Series 2007, 5.750%, 10/01/37	10/17 at 100.00	BBB–	2,904,055

	Garden City Hospital Finance Authority, Michigan, Revenue Bonds, Garden City Hospital Obligated Group, Series 2007A:
7,825	4.875%, 8/15/27	8/17 at 100.00	N/R	6,012,182
7,100	5.000%, 8/15/38	8/17 at 100.00	N/R	5,042,988

1,000	Gaylord Hospital Finance Authority, Michigan, Revenue Bonds, Otsego Memorial Hospital, Series 2004, 6.200%, 1/01/25	1/15 at 100.00	N/R	893,820

	Michigan Finance Authoirty, Public School Academy Limited Obligation Revenue Bonds, Voyageur Academy Project, Series 2011:
1,500	7.750%, 7/15/26	7/21 at 100.00	BB	1,460,085
9,000	8.000%, 7/15/41	7/21 at 100.00	BB	8,673,210

1,170	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Holly Academy Project, Refunding Series 2011, 8.000%, 10/01/40	10/21 at 100.00	BBB–	1,208,645

4,000	Michigan Finance Authority, Public School Academy Limited Obligation Revenue Bonds, Hope Academy Project, Series 2011, 8.125%, 4/01/41	4/21 at 100.00	N/R	4,156,720

5,845	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2006D, 5.200%, 10/01/42 – AGM Insured (Alternative Minimum Tax) (UB) (4)	7/15 at 100.00	AA	5,871,244

	Michigan Municipal Bond Authority, Public School Academy Revenue Bonds, Detroit Academy of Arts and Sciences Charter School, Series 2001A:
75	7.500%, 10/01/12	1/12 at 100.00	B1	75,053
2,900	7.900%, 10/01/21	4/12 at 100.00	B1	2,891,822
10,550	8.000%, 10/01/31	4/12 at 100.00	B1	10,134,119

750	Michigan Municipal Bond Authority, Revenue Bonds, YMCA Service Learning Academy Charter School, Series 2001, 7.625%, 10/01/21	1/12 at 100.00	Ba1	750,308

1,000	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, American Montessori Academy, Series 2007, 6.500%, 12/01/37	12/17 at 100.00	N/R	867,790

	Michigan Public Educational Facilities Authority, Charter School Revenue Bonds, Michigan Technical Academy, Series 2006:
645	6.000%, 2/01/16	No Opt. Call	BB+	631,010
1,055	6.375%, 2/01/26	2/16 at 100.00	BB+	929,761
2,855	6.500%, 2/01/36	2/16 at 100.00	BB+	2,380,670

1,505	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Chandler Park Academy Project, Series 2008, 6.500%, 11/01/35	11/15 at 100.00	BBB	1,434,882

1,000	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Richfield Public School Academy, Series 2007, 5.000%, 9/01/36	9/17 at 100.00	BBB–	742,500

3,720	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, David Ellis Academy-West Charter School Project, Series 2007, 5.875%, 6/01/37	6/17 at 100.00	N/R	2,997,092

	Michigan Public Educational Facilities Authority, Limited Obligation Revenue Bonds, Dr. Joseph F. Pollack Academic Center of Excellence Project, Series 2010:
350	7.250%, 4/01/20	No Opt. Call	BB+	364,140
1,140	8.000%, 4/01/30	4/20 at 100.00	BB+	1,178,578
500	8.000%, 4/01/40	4/20 at 100.00	BB+	510,045

10,275	Michigan State Hospital Finance Authority, Revenue Bonds, Hills and Dales General Hospital, Series 2005A, 6.750%, 11/15/38	11/15 at 102.00	N/R	9,155,333

Nuveen Investments	83

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

	Michigan State Hospital Finance Authority, Revenue Bonds, Presbyterian Villages of Michigan Obligated Group, Series 2005:
$2,250	5.250%, 11/15/25	5/15 at 100.00	N/R	$1,935,810
11,200	5.500%, 11/15/35	5/15 at 100.00	N/R	9,213,904

570	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Ford Motor Company, Series 1992A, 6.550%, 10/01/22	1/12 at 100.00	BB+	569,949

5,300	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006, 5.500%, 6/01/35	6/16 at 100.00	BBB–	4,843,087

	Summit Academy North, Michigan, Revenue Bonds, Public School Academy Series 2005:
175	4.750%, 11/01/11	No Opt. Call	BB+	175,000
1,070	5.000%, 11/01/15	No Opt. Call	BB+	1,045,786
1,705	5.250%, 11/01/20	11/15 at 100.00	BB+	1,537,774
750	6.750%, 5/01/21	No Opt. Call	BB+	763,935
4,795	5.350%, 11/01/25	11/15 at 100.00	BB+	3,994,619
3,685	5.500%, 11/01/30	11/15 at 100.00	BB+	2,954,412
1,615	7.750%, 5/01/31	5/21 at 100.00	BB+	1,649,222
6,900	5.500%, 11/01/35	11/15 at 100.00	BB+	5,293,128
3,460	8.000%, 5/01/41	5/21 at 100.00	BB+	3,545,393

2,295	Summit Academy, Michigan, Revenue Bonds, Public School Academy Series 2005, 6.375%, 11/01/35	11/15 at 100.00	BB+	1,994,745
175,740	Total Michigan			153,013,151
	Minnesota – 1.2%

1,000	Baytown Township, Minnesota, Lease Revenue Bonds, Saint Croix Preparatory Academy Project, Series 2008A, 7.000%, 8/01/38	8/16 at 102.00	N/R	982,070

8,970	Bloomington Port Authority, Minnesota, Recovery Zone Facility Revenue Bonds, Radisson Blu MOA, LLC Project, Series 2010, 9.000%, 12/01/35	No Opt. Call	N/R	9,223,313

9,410	Duluth Economic Development Authority, Minnesota, Healthcare Facilities Revenue Bonds, St. Luke’s Hospital, Series 2002, 7.250%, 6/15/32	6/12 at 101.00	BB–	9,453,662

	Falcon Heights, Minnesota, Lease Revenue Bonds, Kaleidoscope Charter School Revenue Bonds, Series 2007A:
425	6.000%, 11/01/27	11/15 at 100.00	N/R	383,724
1,000	6.000%, 11/01/37	11/15 at 100.00	N/R	841,420

1,000	Faribault, Minnesota, Housing Revenue Bonds, Faribault Senior Living LLC Project, Series 2010, 7.000%, 5/01/45	5/18 at 102.00	N/R	979,770

	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A:
1,000	7.750%, 1/01/33	1/21 at 100.00	N/R	1,016,200
1,000	8.500%, 1/01/41	1/21 at 100.00	N/R	1,028,660

600	Minneapolis, Minnesota, Tax Increment Revenue Bonds, Grant Park Project, Series 2006, 5.200%, 2/01/22	2/14 at 100.00	N/R	566,130

1,500	Oak Park Heights, Minnesota, Senior Housing Revenue Bonds, Oakgreen Commons Project, Series 2010, 7.000%, 8/01/45	8/20 at 100.00	N/R	1,508,535

1,525	Ramsey, Anoka County, Minnesota, Charter School Lease Revenue Bonds, PACT Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,468,270

2,400	Saint Paul Housing and Redevelopment Authority, Minnesota, Lease Revenue Bonds, Higher Ground Academy Project, Series 2009, 8.500%, 12/01/38	6/14 at 102.00	N/R	2,518,464

465	Saint Paul Port Authority, Minnesota, Great Northern Project Tax Increment Revenue Bonds, Series 2, 6.000%, 3/01/30	No Opt. Call	N/R	433,664

1,600	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Achieve Charter School, Series 2003A, 7.000%, 12/01/32	12/11 at 102.00	N/R	1,523,888

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Higher Ground Academy Charter School, Series 2004A:
445	6.625%, 12/01/23	6/14 at 102.00	N/R	446,655
2,120	6.875%, 12/01/33	6/14 at 102.00	N/R	2,048,047

84	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Minnesota (continued)

	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, Hmong Academy, Series 2006A:
$400	5.750%, 9/01/26	9/14 at 102.00	N/R	$359,376
500	6.000%, 9/01/36	9/14 at 102.00	N/R	432,540

1,300	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2004A, 6.750%, 12/01/33	6/14 at 102.00	N/R	1,122,511

2,185	St. Paul Housing and Redevelopment Authority, Minnesota, Charter School Revenue Bonds, HOPE Community Academy Charter School, Series 2005A, 6.250%, 12/01/33	6/14 at 102.00	N/R	1,768,386

	St. Paul Housing and Redevelopment Authority, Minnesota, Collateralized Multifamily Housing Revenue Bonds, Marian Center Project, Series 2007A:
845	5.300%, 11/01/30	5/14 at 101.00	N/R	717,946
1,225	5.375%, 5/01/43	5/14 at 101.00	N/R	997,113

2,195	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 6.000%, 11/15/25	11/15 at 100.00	BB+	2,205,053

	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005A:
2,700	5.750%, 5/01/25	5/15 at 100.00	BB	2,633,283
2,800	5.875%, 5/01/30	5/15 at 100.00	BB	2,656,444

8,300	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, HealthEast Midway Campus, Series 2005B, 6.000%, 5/01/30	5/15 at 100.00	N/R	7,986,426

	Stillwater, Minnesota, Multifamily Housing Revenue Bonds, Orleans Homes LP, Series 2007:
1,500	5.250%, 2/01/27 (Alternative Minimum Tax)	2/15 at 102.00	N/R	1,285,065
800	5.500%, 2/01/42 (Alternative Minimum Tax)	2/15 at 102.00	N/R	630,808

	Winsted, Minnesota, Health Care Revenue Bonds, Saint Marys Care Center Project, Series 2010A:
1,000	6.250%, 9/01/30	9/17 at 100.00	N/R	984,150
3,250	6.875%, 9/01/42	9/17 at 100.00	N/R	3,286,823
63,460	Total Minnesota			61,488,396
	Mississippi – 0.1%

300	Biloxi Housing Authority, Mississippi, Multifamily Housing Revenue Bonds, Beauvoir Manor Apartments, Series 2001B-1, 6.250%, 9/01/31 (Alternative Minimum Tax)	9/13 at 100.00	Ba3	202,929

4,865	Mississippi Business Finance Corporation, Gulf Opportunity Zone Revenue Bonds, Roberts Hotel of Jackson, LLC Project, Series 2010, 8.500%, 2/01/30 (5)	2/21 at 102.00	NA	4,778,306

1,714	Mississippi Home Corporation, Multifamily Housing Revenue Bonds, Tupelo Personal Care Apartments, Series 2004-2, 6.125%, 9/01/34 (Alternative Minimum Tax)	10/19 at 101.00	N/R	1,246,362
6,879	Total Mississippi			6,227,597
	Missouri – 1.5%

	Belton, Missouri, Town Center Project Tax Increment Revenue Bonds, Series 2006:
250	5.500%, 3/01/20	3/16 at 100.00	N/R	234,390
600	5.625%, 3/01/25	3/16 at 100.00	N/R	529,170

	Cottleville, Missouri, Certificates of Participation, Series 2006:
200	5.125%, 8/01/26	8/14 at 100.00	N/R	202,128
600	5.250%, 8/01/31	8/14 at 100.00	N/R	593,046

	Fulton, Missouri, Tax Increment Revenue Bonds, Fulton Commons Redevelopment Project, Series 2006:
590	5.000%, 6/01/20	6/16 at 100.00	N/R	547,473
3,000	5.000%, 6/01/28	6/16 at 100.00	N/R	2,465,100

Nuveen Investments	85

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,475	Hanley Road Corridor Transportation Development District, Brentwood and Maplewood, Missouri, Transportation Sales Revenue Bonds, Refunding Series 2009A, 5.875%, 10/01/36	10/19 at 100.00	A–	$1,542,275

7,685	Hawk Ridge Transportation Development District, Missouri, Transportation Sales Tax Revenue Bonds, Series 2006A, 5.000%, 2/01/30	2/17 at 100.00	N/R	4,548,598

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Briarcliff West Project, Series 2006A:
1,870	5.150%, 6/01/16	6/14 at 102.00	N/R	1,868,111
3,000	5.400%, 6/01/24	6/14 at 102.00	N/R	2,653,050

17,000	Lakeside 370 Levee District, Saint Charles, Missouri, Levee District Improvement Bonds, Series 2008, 7.000%, 4/01/28	4/16 at 100.00	N/R	16,203,550

1,500	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A, 5.125%, 8/15/26	8/17 at 100.00	N/R	1,425,240

500	Missouri Development Finance Board. Infrastructure Facilities Revenue Bonds, City of Independence, Missouri – Events Center Project, Series 2009F, 6.250%, 4/01/38	4/14 at 100.00	A–	518,120

550	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005, 5.375%, 2/01/35	No Opt. Call	N/R	514,657

	Saint Louis Industrial Development Authority, Missouri, Confluence Academy Project, Series 2007A:
1,295	5.250%, 6/15/25	6/15 at 103.00	N/R	1,135,145
3,400	5.350%, 6/15/32	6/15 at 103.00	N/R	2,795,412

7,500	Saint Louis Industrial Development Authority, Missouri, Multifamily Housing Revenue Bonds, Councils Towers Apartments, Series 2010B, 7.250%, 12/15/13	9/12 at 100.00	N/R	7,526,775

9,000	Saint Louis Land Clearance for Redevelopment Authority, Missouri, Tax-Exempt Recovery Zone Facilities Improvement, Special Revenue Bonds, Kiel Opera House Project, Series 2010B, 7.000%, 9/01/35	9/20 at 100.00	N/R	8,806,140

5,635	Saint Louis, Missouri, Orpheum Theater Community Improvement District, Saint Louis, Missouri, Property and Sales Tax Revenue Bonds, Series 2009, 9.000%, 3/01/29	No Opt. Call	N/R	5,387,285

1,664	Saint Louis, Missouri, Tax Increment Bonds, 410 North Jefferson Lofts Project, Series 2007, 5.500%, 9/01/27	1/12 at 100.00	N/R	1,302,746

2,159	Saint Louis, Missouri, Tax Increment Financing Revenue Bonds, City Hospital Tax Increment District, Series 2007, 6.000%, 8/23/26	1/12 at 100.00	N/R	1,807,580

2,587	Saint Louis, Missouri, Tax Increment Financing Revenue Notes, Marquette Building Redevelopment Project, Series 2008-A, 6.500%, 1/23/28	No Opt. Call	N/R	2,295,186

1,427	Saint Louis, Missouri, Tax-Exempt Revenue Notes, City Block 1859, Grand Avenue/Cozens/Evans Redevelopment Project, Series 2008-A, 6.500%, 12/11/29	No Opt. Call	N/R	1,040,725

1,520	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Gaslight Square East Project, Series 2006, 5.500%, 1/22/28	No Opt. Call	N/R	1,209,403

2,205	St Louis, Missouri, Tax Increment Financing District Revenue Bonds, Printers Lofts Project, Series 2006, 6.000%, 8/21/26	No Opt. Call	N/R	1,441,078

	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A:
500	5.100%, 11/01/19	11/14 at 100.00	N/R	488,270
1,000	5.375%, 11/01/24	11/14 at 100.00	N/R	933,020

2,000	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005B, 5.375%, 11/01/23	11/14 at 100.00	N/R	1,861,780

675	Strother Interchange Transportation Development District, Missouri, Revenue Bonds, Lees Summit, Series 2006, 5.000%, 5/01/24	5/16 at 100.00	N/R	574,290

1,500	Sugar Creek, Missouri, Industrial Development Revenue Bonds, Lafarge North America Inc., Series 2003A, 5.650%, 6/01/37 (Alternative Minimum Tax)	6/13 at 101.00	BB+	1,325,505

86	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

	University Place Transportation Development District, St. Louis County, Missouri, Transportation Sales Tax and Special Assessment Revenue Bonds, Series 2006:
$1,000	5.000%, 3/01/26	3/15 at 100.00	N/R	$754,420
2,500	5.000%, 3/01/32	3/15 at 100.00	N/R	1,714,500
86,387	Total Missouri			76,244,168
	Montana – 0.5%

10,140	Montana Board of Investments, Exempt Facility Revenue Bonds, Stillwater Mining Company, Series 2000, 8.000%, 7/01/20 (Alternative Minimum Tax)	7/12 at 100.00	B+	10,216,963

15,504	Montana Board of Investments, Resource Recovery Revenue Bonds, Yellowstone Energy LP, Series 1993, 7.000%, 12/31/19 (Alternative Minimum Tax)	No Opt. Call	N/R	14,954,228
25,644	Total Montana			25,171,191
	Nebraska – 0.1%

4,000	Gage County Hospital Authority 1, Nebraska, Health Care Facility Revenue Bonds, Beatrice Community Hospital and Health Project, Series 2010B, 6.750%, 6/01/35	No Opt. Call	N/R	4,084,440
	Nevada – 0.9%

4,250	Clark County, Nevada, Airport Revenue Bonds, Tender Option Bond Trust Series 11823, 19.915%, 1/01/36 (IF)	1/20 at 100.00	Aa3	5,501,540

1,200	Clark County, Nevada, Local Improvement Bonds, Mountain’s Edge Special Improvement District 142, Series 2003, 6.375%, 8/01/23	8/16 at 100.00	N/R	1,230,660

1,035	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Tender Option Bond Trust 11823, 18.874%, 1/01/18 (IF)	No Opt. Call	Aa3	1,154,698

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,000	5.625%, 1/01/32 – AMBAC Insured (5)	1/12 at 100.00	N/R	460,000
1,000	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	230,000

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, Second Tier, Series 2000:
1,000	7.250%, 1/01/23 (5)	1/12 at 100.00	N/R	1,490
41,800	7.375%, 1/01/40 (5)	1/12 at 100.00	N/R	62,282

1,585	Henderson Local Improvement Districts T-17, Nevada, Limited Obligation Improvement Bonds, Madeira Canyon Project, Series 2005, 5.000%, 9/01/25	3/18 at 100.00	N/R	1,435,915

1,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	797,720

5,000	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	5,732,450

3,155	Las Vegas, Nevada, Local Improvement Bonds, District 607, Series 2004, 6.250%, 6/01/24	12/16 at 100.00	N/R	3,053,535

	Mesquite Special Improvement District 07-01, Nevada, Anthem at Mesquite Local Improvement Bonds, Series 2007:
510	6.000%, 8/01/27	4/15 at 102.00	N/R	433,648
2,565	6.150%, 8/01/37	4/15 at 102.00	N/R	2,061,875

2,375	Reno, Nevada, Redevelopment Agency Downtown Project Tax Allocation Bonds, Series 2007C, 5.400%, 6/01/27	6/17 at 100.00	N/R	1,673,496

	Sparks Local Improvement District 3, Legends at Sparks Marina, Nevada, Limited Obligation Improvement Bonds, Series 2008:
2,165	6.500%, 9/01/20	9/18 at 100.00	N/R	2,167,122
2,000	6.750%, 9/01/27	9/18 at 100.00	N/R	1,924,640

	Sparks Tourism Improvement District 1, Legends at Sparks Marina, Nevada, Senior Sales Tax Revenue Bonds Series 2008A:
6,975	6.500%, 6/15/20	6/18 at 100.00	B2	6,401,237
13,090	6.750%, 6/15/28	6/18 at 100.00	B2	10,988,270
92,705	Total Nevada			45,310,578

Nuveen Investments	87

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Hampshire – 0.0%

$200	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	Baa3	$187,672
	New Jersey – 3.2%

6,422	Bayonne Medical Center Inc., New Jersey, Revenue Bonds, Bond Anticipation Notes, Series 2006, 8.050%, 12/01/11 (6), (7), (10)	No Opt. Call	N/R	641,470

8,255	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 5.375%, 11/01/35 (Alternative Minimum Tax)	11/16 at 100.00	BB	7,179,043

1,000	Burlington County Bridge Commission, New Jersey, Economic Development Revenue Bonds, The Evergreens Project, Series 2007, 5.625%, 1/01/38	1/18 at 100.00	N/R	847,490

1,180	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.750%, 6/15/34	6/14 at 100.00	BBB	1,118,522

1,000	New Jersey Economic Development Authority, Economic Development Revenue Bonds, Glimcher Properties LP, Series 1998, 6.000%, 11/01/28 (Alternative Minimum Tax)	1/12 at 100.00	N/R	898,930

985	New Jersey Economic Development Authority, Revenue Bonds, American Airlines Inc., Series 1991, 7.100%, 11/01/31 (Alternative Minimum Tax) (5)	5/12 at 100.00	CCC+	543,375

640	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1998, 5.500%, 4/01/28 (Alternative Minimum Tax)	1/12 at 100.00	B–	544,640

2,000	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 1999, 6.250%, 9/15/29 (Alternative Minimum Tax)	3/12 at 100.00	B	1,898,880

	New Jersey Economic Development Authority, Special Facilities Revenue Bonds, Continental Airlines Inc., Series 2000:
1,500	7.200%, 11/15/30 (Alternative Minimum Tax)	11/11 at 100.00	B	1,500,690
3,185	7.000%, 11/15/30 (Alternative Minimum Tax)	11/11 at 100.00	B	3,184,586

1,500	New Jersey Economic Development Authority, Student Housing Revenue Bonds, Provident Group-Montclair Properties LLC, Montclair State University Student Housing Project, Series 2010A, 5.875%, 6/01/42	6/20 at 100.00	Baa3	1,515,510

2,400	New Jersey Educational Facilities Authority, Revenue Refunding Bonds, University of Medicine and Dentistry of New Jersey, Series 2009B, 7.500%, 12/01/32	6/19 at 100.00	Baa1	2,793,624

	New Jersey Health Care Facilities Financing Authority, Hospital Revenue Bonds, Virtua Health, Tender Option Bond Trust 3018:
1,575	19.026%, 7/01/38 – AGC Insured (IF)	1/14 at 100.00	AA–	1,703,457
1,815	19.495%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	2,172,845
5,000	19.521%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	5,985,800
1,250	19.521%, 7/01/38 – AGC Insured (IF)	7/19 at 100.00	AA–	1,496,450

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 6.250%, 7/01/35	7/21 at 100.00	BBB–	1,018,400

23,230	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Series 2007, 5.750%, 7/01/37	7/18 at 100.00	BBB–	22,281,519

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Palisades Medical Center of New York Presbyterian Healthcare System, Series 2002:
1,320	6.500%, 7/01/21	7/12 at 101.00	BB+	1,323,353
1,500	6.625%, 7/01/31	7/12 at 101.00	BB+	1,444,545

28,215	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.625%, 7/01/38	7/18 at 100.00	BBB–	28,249,140

	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Somerset Medical Center, Series 2003:
590	5.500%, 7/01/23	7/13 at 100.00	Ba2	528,841
3,765	5.500%, 7/01/33	7/13 at 100.00	Ba2	2,944,192

88	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New Jersey (continued)

$2,000	New Jersey Health Care Facilities Financing Authority, Revenue Refunding Bonds, Bayshore Community Hospital, Series 2002, 5.125%, 7/01/32 – RAAI Insured	1/12 at 100.00	N/R	$1,681,540

1,535	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Tender Option Trust 11853, 21.816%, 6/01/16 (IF)	No Opt. Call	AA-	1,804,331

42,515	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2008A, 6.125%, 6/01/30 – AGC Insured (Alternative Minimum Tax) (UB)	6/18 at 100.00	AA–	44,380,558

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,310	5.000%, 6/01/29	6/17 at 100.00	BBB–	2,492,960
28,000	4.750%, 6/01/34	6/17 at 100.00	BB+	18,817,960
176,687	Total New Jersey			160,992,651
	New Mexico – 0.3%

	Cabezon Public Improvement District, Rio Rancho, New Mexico, Special Levy Revenue Bonds, Series 2005:
1,505	6.000%, 9/01/24	9/15 at 102.00	N/R	1,411,404
1,490	6.300%, 9/01/34	9/15 at 102.00	N/R	1,337,543

	Mariposa East Public Improvement District, New Mexico, General Obligation Bonds, Series 2006:
1,095	5.500%, 9/01/16	No Opt. Call	N/R	1,044,860
1,655	5.750%, 9/01/21	9/16 at 100.00	N/R	1,411,599
7,550	6.000%, 9/01/32	9/16 at 100.00	N/R	5,786,396

	The Trails Public Improvement District, Albuquerque, New Mexico, Special Levy Revenue Bonds, Series 2008:
1,190	7.625%, 10/01/23	10/18 at 100.00	N/R	1,174,542
3,400	7.750%, 10/01/38	10/18 at 100.00	N/R	3,166,964
17,885	Total New Mexico			15,333,308
	New York – 3.9%

750	Albany Industrial Development Agency, New York, Revenue Bonds, Saint Peter’s Hospital, Series 2008A, 5.250%, 11/15/32	11/17 at 100.00	BBB+	719,115

	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009:
12,430	0.000%, 7/15/32	No Opt. Call	BBB–	3,770,516
5,470	0.000%, 7/15/35	No Opt. Call	BBB–	1,348,519
19,750	6.375%, 7/15/43	No Opt. Call	BBB–	20,510,968

500	Cattaraugus County Industrial Development Agency, New York, Revenue Bonds, St. Bonaventure University, Series 2006, 5.100%, 5/01/31	5/16 at 100.00	BBB–	471,695

	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005:
10,150	7.500%, 8/01/16 (Alternative Minimum Tax)	No Opt. Call	B–	9,531,561
4,960	7.625%, 8/01/25 (Alternative Minimum Tax)	8/16 at 101.00	B–	4,603,029
12,600	8.000%, 8/01/28	No Opt. Call	B–	11,696,706
7,500	7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–	6,964,575

	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Bronx Parking Development Company, LLC Project, Series 2007:
7,500	5.750%, 10/01/27	10/17 at 100.00	N/R	3,993,600
28,560	5.750%, 10/01/37	10/17 at 100.00	N/R	15,214,483
61,500	5.875%, 10/01/46	10/17 at 102.00	N/R	32,759,205

6,500	New York City Industrial Development Agency, New York, Liberty Revenue Bonds, IAC/InterActiveCorp, Series 2005, 5.000%, 9/01/35	9/15 at 100.00	BB+	5,703,295

4,275	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+	4,874,355

Nuveen Investments	89

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1990:
$200	5.400%, 7/01/19 (Alternative Minimum Tax) (5)	2/12 at 100.00	CCC+	$115,252
430	5.400%, 7/01/20 (Alternative Minimum Tax) (5)	2/12 at 100.00	CCC+	247,835

2,305	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, American Airlines Inc., Series 1994, 6.900%, 8/01/24 (Alternative Minimum Tax) (5)	1/12 at 100.00	CCC+	1,386,872

19,655	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 1998, 5.250%, 12/01/32 (Alternative Minimum Tax)	12/11 at 100.00	BB–	15,921,533

6,595	New York City Industrial Development Agency, New York, Special Facilities Revenue Bonds, British Airways PLC, Series 2002, 7.625%, 12/01/32 (Alternative Minimum Tax)	12/12 at 101.00	BB–	6,626,326

	New York City Industrial Development Agency, New York, Special Facility Revenue Bonds, JetBlue Airways Corporation Project, Series 2006:
2,295	5.000%, 5/15/20 (Alternative Minimum Tax)	5/12 at 100.00	B–	2,034,747
5,370	5.125%, 5/15/30 (Alternative Minimum Tax)	5/12 at 100.00	B–	4,347,498

	New York City Municipal Water Finance Authority, New York, Water and Sewerage System Revenue Bonds, Tender Option Bond Trust 3484:
1,290	18.068%, 6/15/15 (IF)	No Opt. Call	AA+	1,532,249
2,500	18.102%, 6/15/15 (IF)	No Opt. Call	AA+	2,970,400
375	18.102%, 6/15/15 (IF)	No Opt. Call	AA+	463,050
1,250	18.102%, 6/15/32 (IF)	6/17 at 100.00	AA+	1,480,100
7,500	18.102%, 6/15/33 (IF)	6/19 at 100.00	AA+	9,281,100
625	18.102%, 6/15/33 (IF)	6/19 at 100.00	AA+	773,425

5,500	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Series 2010, 6.375%, 7/15/49	No Opt. Call	BBB	5,721,760

	New York Liberty Development Corporation, Second Priority Liberty Revenue Refunding Bonds, Bank of America Tower at One Bryant Park Project, Tender Option Bond Trust PT4704:
1,000	17.775%, 1/15/44 (IF) (4)	1/20 at 100.00	AA	1,035,680
1,875	17.775%, 1/15/44 (IF) (4)	1/20 at 100.00	AA	1,941,900

16,000	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2008, 5.250%, 11/01/35 (Alternative Minimum Tax) (UB)	5/18 at 100.00	Aa2	16,812,320

1,665	Port Authority of New York and New Jersey, Consolidated Revenue Bonds, One Hundred Fifty Second Series 2009, 13.786%, 11/01/35 (Alternative Minimum Tax) (IF)	5/18 at 100.00	AA–	1,918,596

1,000	Seneca Nation of Indians Capital Improvements Authority, New York, Special Obligation Bonds, Series 2007A, 5.000%, 12/01/23	6/17 at 100.00	BB	834,400

1,305	Suffolk County Industrial Development Agency, New York, Industrial Development Revenue Bonds, Windmill Village LLC Facility, Series 2001, 5.750%, 12/01/31 (Alternative Minimum Tax)	12/11 at 102.00	Aaa	1,334,819

100	Suffolk County Industrial Development Agency, New York, Revenue Bonds, Nissequogue Cogeneration Partners Facility, Series 1998, 5.500%, 1/01/23 (Alternative Minimum Tax)	1/12 at 100.00	N/R	97,406

1,000	Yonkers Industrial Development Agency, New York, Revenue Bonds, St. John’s Riverside Hospital, Series 2001A, 7.125%, 7/01/31	1/12 at 101.00	B	999,650
262,280	Total New York			200,038,540
	North Carolina – 0.3%

1,500	Albemarle Hospital Authority, North Carolina, Health Care Facilities Revenue Bonds, Series 2007, 5.250%, 10/01/38	10/17 at 100.00	N/R	1,231,965

90	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008:
$750	6.750%, 8/01/24	8/18 at 100.00	N/R	$668,655
3,470	7.250%, 8/01/34	8/18 at 100.00	N/R	2,994,090

1,565	Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care Revenue Bonds, Carolinas HealthCare System, Tender Option Bond Trust 11963, 18.803%, 1/15/19 (IF)	No Opt. Call	AA–	1,750,672

5,250	North Carolina Capital Facilities Finance Agency, Solid Waste Facilities Revenue Bonds, Liberty Tire Services of North Carolina LLC, Series 2004A, 6.750%, 7/01/29	7/12 at 106.00	N/R	4,704,630

	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Presbyterian Homes, Series 2006:
2,800	5.400%, 10/01/27	10/16 at 100.00	N/R	2,572,612
1,655	5.600%, 10/01/36	10/16 at 100.00	N/R	1,472,288
16,990	Total North Carolina			15,394,912
	Ohio – 2.4%

1,140	Blue Ash, Ohio, Tax Increment Financing Revenue Bonds, Duke Realty Ohio, Series 2006, 5.000%, 12/01/35	12/16 at 102.00	N/R	997,660

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
41,000	5.875%, 6/01/30	6/17 at 100.00	BB–	30,999,280
38,785	5.750%, 6/01/34	6/17 at 100.00	BB–	28,148,602
1,750	6.000%, 6/01/42	6/17 at 100.00	BB–	1,275,505

2,750	County of Greene, Ohio, Greene Town Center Improvement Revenue Bonds, Series 2009, 8.000%, 12/01/34	12/19 at 100.00	N/R	2,860,605

	Jeffrey Place New Community Authority, Ohio, Jeffrey Place Redevelopment Bonds, Series 2007A:
1,000	5.000%, 12/01/22	12/16 at 100.00	N/R	876,990
1,000	5.000%, 12/01/32	12/16 at 100.00	N/R	760,500

4,085	Lorain County Port Authority, Ohio, Recovery Zone Facility Economic Development Revenue Bonds, United State Steel Corporation Project, Series 2010, 6.750%, 12/01/40	12/20 at 100.00	BB	4,131,610

2,500	Montgomery County, Ohio, Health Care and Multifamily Housing Revenue Bonds, Saint Leonard, Refunding & improvement Series 2010, 6.625%, 4/01/40	4/20 at 100.00	BBB–	2,505,400

1,745	Montgomery County, Ohio, Revenue Bonds, Catholic Health Initiatives, Tender Option Bond Trust 3260, 19.830%, 5/01/29 (IF)	5/19 at 100.00	AA	2,151,027

500	Ohio State, Solid Waste Disposal Revenue Bonds, USG Corporation Project, Series 1999, 6.050%, 8/01/34 (Alternative Minimum Tax)	1/12 at 100.00	B–	377,090

890	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 1999, 5.950%, 9/01/29 (Alternative Minimum Tax)	1/12 at 100.00	BB+	876,000

1,785	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2000, 6.150%, 6/01/30 (Alternative Minimum Tax)	6/12 at 100.00	BB+	1,768,524

16,750	Ohio, Environmental Facilities Revenue Bonds, Ford Motor Company, Series 2005, 5.750%, 4/01/35 (Alternative Minimum Tax)	4/15 at 100.00	BB+	15,755,385

	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, APEX Environmental LLC, Series 2004A:
3,240	7.125%, 8/01/25 (Alternative Minimum Tax)	8/12 at 106.00	N/R	2,600,521
11,000	7.250%, 8/01/34 (Alternative Minimum Tax)	8/12 at 106.00	N/R	8,835,310

7,300	Port Authority of Columbiana County, Ohio, Solid Waste Facility Revenue Bonds, Liberty Waste Transportation LLC, Series 2004A, 7.000%, 8/01/21 (Alternative Minimum Tax)	8/12 at 106.00	N/R	5,856,425

500	Port of Greater Cincinnati Development Authority, Ohio, Economic Development Revenue Bonds, Sisters of Mercy of the Americas, Series 2006, 5.000%, 10/01/25	10/16 at 100.00	N/R	502,750

Nuveen Investments	91

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Ohio (continued)

$5,790	State of Ohio, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1997 Remarketed, 5.600%, 8/01/32 (Alternative Minimum Tax)	2/12 at 100.00	B–	$4,160,520

2,320	Summit County Port Authority, Ohio, Development Revenue Bonds, Garfield Heights Inc. Project, Series 2004A, 5.250%, 5/15/23	5/14 at 102.00	BBB	2,151,011

505	Toledo-Lucas County Port Authority, Ohio, Special Assessment Revenue Bonds, Crocker Park Project, Series 2003, 5.375%, 12/01/35	12/13 at 102.00	N/R	446,900

	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A:
11,750	6.100%, 7/01/17 (Alternative Minimum Tax) (5), (7)	No Opt. Call	N/R	2,126,633
18,400	6.350%, 7/01/27 (Alternative Minimum Tax) (5), (7)	7/17 at 102.00	N/R	3,275,016

5,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007B, 7.250%, 7/01/27 (5), (7)	7/17 at 102.00	N/R	50
181,485	Total Ohio			123,439,314
	Oklahoma – 1.6%

8,200	Fort Sill Apache Tribe of Oklahoma Economic Development Authority, Gaming Enterprise Revenue Bonds, Fort Sill Apache Casino, Series 2011A, 8.500%, 8/25/26	8/21 at 100.00	N/R	8,184,666

3,460	Okeene Municipal Hospital and Schallmo Authority, Oklahoma, Revenue Bonds, Series 2006, 7.000%, 1/01/35	1/16 at 101.00	N/R	2,889,238

	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007:
2,110	6.000%, 7/01/27	7/17 at 100.00	N/R	1,769,636
3,540	6.000%, 7/01/37	7/17 at 100.00	N/R	2,747,571

	Tulsa County Industrial Authority, Oklahoma, Senior Living Community Revenue Bonds, Montereau, Inc Project, Series 2010A:
7,500	7.250%, 11/01/40	5/20 at 100.00	N/R	7,783,725
10,275	7.250%, 11/01/45	5/20 at 100.00	N/R	10,663,703

805	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1992, 7.350%, 12/01/11	12/11 at 100.00	B–	803,229

40,070	Tulsa Municipal Airport Trust, Oklahoma, Revenue Bonds, American Airlines Inc., Series 1995, 6.250%, 6/01/20	12/11 at 100.00	B–	34,001,399

9,055	Tulsa Municipal Airport Trust, Oklahoma, Revenue Refunding Bonds, American Airlines Inc., Series 2000A, 7.750%, 6/01/35 (Mandatory put 12/01/14)	No Opt. Call	N/R	8,340,742

	Weatherford Hospital Authority, Oklahoma, Sales Tax Revenue Bonds, Series 2006:
2,085	6.000%, 5/01/25	5/16 at 103.00	N/R	1,862,968
3,640	6.000%, 5/01/31	5/16 at 103.00	N/R	3,091,816
90,740	Total Oklahoma			82,138,693
	Oregon – 0.3%

3,000	Cow Creek Band of the Umpqua Tribe of Indians, Oregon, Revenue Bonds, Series 2006C, 5.625%, 10/01/26	10/16 at 100.00	N/R	2,380,470

	Deschutes County Hospital Facility Authority, Oregon, Hospital Revenue Refunding Bonds, Cascade Healthcare Community, Inc., Series 2008:
900	8.000%, 1/01/28	1/19 at 100.00	A3	1,096,299
2,670	8.250%, 1/01/38	1/19 at 100.00	A3	3,248,990

	Oregon Health, Housing, Educational and Cultural Facilities Authority, Revenue Bonds, Oregon Coast Aquarium Project, Series 2005A:
500	4.850%, 10/01/20	1/12 at 100.00	N/R	316,170
130	5.000%, 10/01/21	1/12 at 100.00	N/R	79,567
735	5.350%, 10/01/31	1/12 at 100.00	N/R	374,975

1,600	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.375%, 9/01/40	No Opt. Call	BB+	1,626,256

8,270	Oregon State Solid Waste Disposal Facilities Economic Development Revenue Bonds, USG Corporation Project, Series 192 of 1999, 6.400%, 12/01/29 (Alternative Minimum Tax)	1/12 at 100.00	B–	6,738,313

92	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Oregon (continued)

$1,610	Western Generation Agency, Oregon, Cogeneration Project Revenue Bonds, Series 2006C, 5.000%, 1/01/21	No Opt. Call	N/R	$1,464,215
19,415	Total Oregon			17,325,255
	Pennsylvania – 2.1%

	Allegheny Country Industrial Development Authority, Allegheny County, Pennsylvania, Environmental Improvement Revenue Bonds, United States Steel Corporation Project, Refunding Series 2009:
1,500	6.750%, 11/01/24	No Opt. Call	BB	1,606,020
3,200	6.875%, 5/01/30	11/19 at 100.00	BB	3,365,504

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University, Series 2011:
500	6.750%, 11/01/31	11/21 at 100.00	BBB–	520,080
2,500	7.000%, 11/01/40	11/21 at 100.00	BBB–	2,617,075

1,900	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 6.000%, 10/15/38	10/18 at 100.00	Baa3	1,917,100

5,695	Allentown Area Hospital Authority, Pennsylvania, Revenue Bonds, Sacred Heart Hospital, Series 2005, 6.000%, 11/15/16	No Opt. Call	Ca	5,428,645

5,020	Berks County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, One Douglassville Properties Project, Series 2007A, 6.125%, 11/01/34 (Alternative Minimum Tax)	11/17 at 101.00	N/R	4,211,479

1,000	Bucks County Industrial Development Authority, Pennsylvania, Charter School Revenue Bonds, School Lane Charter School, Series 2007A, 5.000%, 3/15/37	3/17 at 100.00	BBB	834,140

	Chester County Health and Education Facilities Authority, Pennsylvania, Revenue Bonds, Immaculata University, Series 2005:
1,765	5.125%, 10/15/15	No Opt. Call	N/R	1,791,440
4,925	5.500%, 10/15/25	10/15 at 102.00	N/R	4,748,340
12,180	5.750%, 10/15/37	10/15 at 102.00	N/R	11,154,931

	Fulton County, Pennsylvania, Industrial Development Authority Hospital Revenue Bonds, Fulton County Medical Center Project, Series 2006:
7,475	5.875%, 7/01/31	7/16 at 100.00	N/R	6,667,252
4,455	5.900%, 7/01/40	7/16 at 100.00	N/R	3,854,778

500	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	458,875

1,450	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Tender Option Bond Trust 62B, 19.896%, 8/01/38 (IF) (4)	8/20 at 100.00	AA	1,645,750

10,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.250%, 2/01/35	2/15 at 100.00	N/R	8,440,500

1,020	Northumberland County Industrial Development Authority, Pennsylvania, Facility Revenue Bonds, NHS Youth Services Inc., Series 2002, 7.500%, 2/15/29	2/13 at 102.00	N/R	767,601

36,250	Pennsylvania Economic Development Finance Authority, Solid Waste Disposal Revenue Bonds (USG Corporation Project) Series 1999, 6.000%, 6/01/31 (Alternative Minimum Tax)	12/11 at 100.00	B–	27,645,700

	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A:
2,000	5.250%, 6/01/14	1/12 at 100.00	BB	1,975,260
200	5.125%, 6/01/18	1/12 at 100.00	BB	185,752

	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A:
200	6.500%, 1/01/13 (Alternative Minimum Tax)	1/12 at 100.00	CC	112,660
1,500	6.600%, 1/01/19 (Alternative Minimum Tax)	1/12 at 100.00	CC	849,060

Nuveen Investments	93

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$1,000	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3	$1,052,080

2,000	Pennsylvania Economic Development Financing Authority, Special Facilities Revenue Bonds, US Airways Group Inc. Project, Series 2010B, 8.000%, 5/01/29	No Opt. Call	CCC+	2,083,660

	Pennsylvania Higher Educational Facilities Authority, University of Pennsylvania Health System Revenue Bonds, Tender Option Bond Trust 3252:
750	20.722%, 2/15/19 (IF)	No Opt. Call	AA–	961,118
1,205	21.220%, 2/15/19 (IF)	No Opt. Call	AA–	1,594,540

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	890,500

5,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Leadership Learning Partners, Series 2005A, 5.375%, 7/01/36	1/13 at 102.00	N/R	4,195,267

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Richard Allen Preparatory Charter School, Series 2006:
695	5.800%, 5/01/16	No Opt. Call	BBB–	711,263
1,380	6.050%, 5/01/23	5/16 at 100.00	BBB–	1,340,008
985	6.250%, 5/01/33	5/16 at 100.00	BBB–	911,726

500	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998, 5.625%, 7/01/24	1/12 at 100.00	N/R	426,395
120,330	Total Pennsylvania			104,964,499
	Puerto Rico – 0.0%

20	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1993A, 6.300%, 6/01/23 (Alternative Minimum Tax) (5)	12/11 at 100.00	CCC+	14,041

780	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	12/11 at 100.00	CCC+	547,833

30	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.500%, 5/15/39	5/12 at 100.00	BBB	25,044
830	Total Puerto Rico			586,918
	Rhode Island – 0.5%

480	Central Falls Detention Facility Corporation, Rhode Island, Detention Facility Revenue Bonds, Series 2005, 6.750%, 1/15/13	No Opt. Call	N/R	471,264

2,635	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3185, 19.207%, 10/01/42 (IF)	4/17 at 100.00	AA+	2,610,758

2,450	Rhode Island Housing & Mortgage Finance Corporation, Homeownership Opportunity Bond Program, Tender Option Bond Trust 3189, 18.228%, 10/01/26 (IF)	10/16 at 100.00	AA+	2,455,880

1,550	Rhode Island Student Loan Authority, Student Loan Program Revenue Bonds, Series 2008A, 6.750%, 12/01/28 (Alternative Minimum Tax)	12/17 at 100.00	A	1,651,401

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
1,280	6.125%, 6/01/32	6/12 at 100.00	BBB	1,280,563
15,695	6.250%, 6/01/42	6/12 at 100.00	BBB	14,400,947

2,135	Tiverton, Rhode Island, Special Obligation Tax Increment Bonds, Village at Mount Hope Bay, Series 2002A, 6.875%, 5/01/22	5/12 at 102.00	N/R	2,093,688
26,225	Total Rhode Island			24,964,501
	South Carolina – 0.6%

5,229	Lancaster County, South Carolina, Assessment Bonds, Edgewater II Improvement District, Series 2007A, 7.750%, 11/01/39 (5), (7)	11/17 at 100.00	N/R	2,619,258

14,058	Lancaster County, South Carolina, Special Assessment Bonds, Edgewater II Improvement District, Series 2007B, 7.700%, 11/01/17 (5), (7)	No Opt. Call	N/R	7,041,793

94	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	South Carolina (continued)

$4,040	Lancaster County, South Carolina, Special Assessment Revenue Bonds, Sun City Carolina Lakes Improvement District, Series 2006, 5.450%, 12/01/37	12/15 at 100.00	N/R	$3,403,740

3,060	Lancaster County, South Carolina, Special Source Revenue Bonds, Bailes Ridge Project, Series 2006, 5.750%, 5/01/20	5/16 at 101.00	N/R	2,803,358

	Myrtle Beach, South Carolina, Tax Increment Bonds, Air Force Base Redevelopment Project, Series 2006:
2,810	5.250%, 10/01/26	11/16 at 100.00	N/R	2,273,936
4,465	5.300%, 10/01/35	11/16 at 100.00	N/R	3,368,128

	South Carolina JOBS Economic Development Authority, First Mortgage Revenue Bonds, Lutheran Homes, Series 2007:
1,100	5.500%, 5/01/28	5/17 at 100.00	N/R	960,454
1,000	5.625%, 5/01/42	5/17 at 100.00	N/R	821,770

70	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+	71,674

2,005	South Carolina JOBS Economic Development Authority, Revenue Bonds, Burroughs & Chapin, Series 2007A, 4.700%, 4/01/35 – RAAI Insured	4/17 at 100.00	N/R	1,650,496

3,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.750%, 8/01/39	8/19 at 100.00	BBB+	3,053,130

1,250	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding Series 2011A, 6.500%, 8/01/39 – AGM Insured	8/21 at 100.00	AA+	1,371,425

2,500	South Carolina Public Service Authority, Revenue Bonds, Santee Cooper Electric System, Tender Option Bond Trust 1002, 18.404%, 1/01/37 – AGM Insured (IF) (4)	1/12 at 100.00	AA	2,582,400
44,587	Total South Carolina			32,021,562
	South Dakota – 0.1%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Tender Option Bond Trust 1018:
2,905	19.073%, 11/01/40 (IF) (4)	11/19 at 100.00	AA–	3,396,758
1,250	19.081%, 11/01/40 (IF) (4)	11/19 at 100.00	AA–	1,461,700
250	19.081%, 11/01/40 (IF) (4)	11/19 at 100.00	AA–	292,340
4,405	Total South Dakota			5,150,798
	Tennessee – 2.1%

	Chattanooga Health, Educational, and Housing Facility Board, Tennessee, Revenue Refunding Bonds, CDFI Phase I, LLC Project, Series 2005A:
5,065	6.000%, 10/01/35	10/15 at 100.00	N/R	4,842,089
2,000	5.125%, 10/01/35	10/15 at 100.00	N/R	1,793,160

	Johnson City Health and Educational Facilities Board, Tennessee, Hospital Revenue Bonds, Mountain States Health Alliance, Refunding Series 2010A:
10,000	6.500%, 7/01/38	7/20 at 100.00	BBB+	10,741,700
4,605	6.000%, 7/01/38	7/20 at 100.00	BBB+	4,788,970

9,015	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.250%, 9/01/36	9/16 at 100.00	BBB+	8,507,365

	Sumner County Health, Educational, and Housing Facilities Board, Tennessee, Revenue Refunding Bonds, Sumner Regional Health System Inc., Series 2007:
1,500	5.500%, 11/01/37 (5), (7)	11/17 at 100.00	N/R	111,150
19,500	5.500%, 11/01/46 (5), (7)	11/17 at 100.00	N/R	1,444,950

71,000	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006B, 5.625%, 9/01/26	No Opt. Call	N/R	69,190,210

12,240	Wilson County Health and Educational Facilities Board, Tennessee, Senior Living Revenue Bonds, Rutland Place, Series 2007A, 6.300%, 7/01/37 (7)	7/17 at 100.00	N/R	7,387,085
134,925	Total Tennessee			108,806,679

Nuveen Investments	95

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas – 6.8%

$1,500	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 2003A, 7.000%, 11/15/33	11/13 at 101.00	N/R	$1,296,045

2,000	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/24 – SYNCORA GTY Insured	No Opt. Call	BB+	1,881,800

	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Second Tier Series 2006B:
8,000	5.750%, 1/01/24	1/17 at 100.00	Ba2	7,860,720
26,850	5.750%, 1/01/34	1/17 at 100.00	Ba2	24,108,615

8,255	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, Third Tier Series 2001C, 9.750%, 1/01/26	7/12 at 100.00	N/R	8,304,447

	Beasley Higher Education Finance Corporation, Texas, Education Revenue Bonds, FOCUS Learning Academy Charter School, Series 2011:
1,565	7.500%, 8/15/31	8/21 at 100.00	N/R	1,595,126
3,525	7.750%, 8/15/41	8/21 at 100.00	N/R	3,605,582

1,330	Bexar County Housing Finance Corporation, Texas, Multifamily Houisng Revenue Bonds, Dymaxion & Marbach Park Apartments, Series 2000A, 6.100%, 8/01/30 – NPFG Insured	8/12 at 100.00	Baa1	1,257,129

1,990	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, America Opportunity for Housing - Colinas LLC Project, Series 2001A, 5.800%, 1/01/31 – NPFG Insured	1/13 at 100.00	Baa1	1,823,119

	Bexar County Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Honey Creek Apartments Project, Series 2000A:
250	6.125%, 4/01/20 – NPFG Insured	4/12 at 100.00	Baa1	250,055
1,885	6.200%, 4/01/30 – NPFG Insured	4/12 at 100.00	Baa1	1,797,461

2,590	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Company, Series 1999B, 6.750%, 9/01/34 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	Ca	2,083,810

2,105	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003B, 6.300%, 7/01/32 (Alternative Minimum Tax)	7/13 at 101.00	CC	485,118

1,400	Brazos River Authority, Texas, Collateralized Pollution Control Revenue Bonds, Texas Utilities Electric Company, Series 2003D, 5.400%, 10/01/29 (Mandatory put 10/01/14)	No Opt. Call	CC	1,119,062

2,820	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Electric Company Project, Series 1999A, 7.700%, 4/01/33 (Alternative Minimum Tax)	4/13 at 101.00	CC	734,131

4,425	Brazos River Authority, Texas, Pollution Control Revenue Bonds, TXU Energy Company LLC Project, Series 2003C, 6.750%, 10/01/38 (Alternative Minimum Tax)	10/13 at 101.00	CC	1,085,585

1,550	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 1999C, 7.700%, 3/01/32 (Alternative Minimum Tax)	4/13 at 101.00	Ca	403,543

1,300	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2001D, 8.250%, 5/01/33 (Alternative Minimum Tax)	7/18 at 100.00	CCC	351,559

2,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	1,609,120

4,500	Brazos, Texas, River Authority, Electrical Utilities, Series 1975, 8.250%, 10/01/30 (Alternative Minimum Tax)	7/18 at 100.00	CCC	1,216,485

6,410	Cameron Education Finance Corporation, Texas, Charter School Revenue Bonds, Faith Family Academy Charter School, Series 2006A, 5.250%, 8/15/36 – ACA Insured	8/16 at 100.00	BBB–	5,161,717

24,500	Central Texas Regional Mobility Authority, Texas, Senior Lien Revenue Bonds, Series 2011, 6.750%, 1/01/41	1/21 at 100.00	BB+	24,348,590

96	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$7,500	Clifton Higher Education Finance Corporation, Texas, Education Revenue Bonds, Tejano Center for Community Concerns, Inc.-Raul Yzaguirre School for Success, Refunding Series 2009A, 9.000%, 2/15/38	No Opt. Call	BBB–		$8,279,250

25,400	Dallas-Ft. Worth International Airport Facility Improvement Corporation, Texas, Revenue Bonds, American Airlines Inc., Series 2000A-3, 9.125%, 5/01/29 (Alternative Minimum Tax) (5)	5/15 at 101.00	CCC+		14,258,290

2,465	Danbury Higher Education Authority Inc., Texas, Golden Rule Charter School Revenue Bonds, Series 2008A, 6.500%, 8/15/38	2/18 at 100.00	BB+		2,194,614

	Danbury Higher Education Authority, Texas, Charter School Revenue Bonds, Arlington Classics Academy, Series 2004A:
290	6.000%, 2/15/14 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(8)	303,685
895	7.000%, 2/15/24 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(8)	967,996
1,085	7.250%, 2/15/29 (Pre-refunded 2/15/13)	2/13 at 100.00	N/R	(8)	1,176,824

	Decatur Hospital Authority, Texas, Revenue Bonds, Wise Regional Health System, Series 2004A:
3,670	7.000%, 9/01/25	9/14 at 100.00	N/R		3,696,571
18,760	7.125%, 9/01/34	9/14 at 100.00	N/R		18,766,003

500	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1995, 7.500%, 5/01/25 (Mandatory put 10/01/12) (Alternative Minimum Tax)	10/12 at 100.00	BB+		504,230

2,530	Gulf Coast Industrial Development Authority, Texas, Solid Waste Disposal Revenue Bonds, Citgo Petroleum Corporation Project, Series 1998, 8.000%, 4/01/28 (Alternative Minimum Tax)	4/12 at 100.00	Ba2		2,542,068

	Hackberry, Texas, Combination Special Assessment and Contract Revenue Road and Utility Bonds, Hidden Cove Improvements Series 2009-2A:
890	8.625%, 9/01/29	9/19 at 100.00	N/R		906,145
8,665	9.000%, 9/01/38	9/19 at 100.00	N/R		8,852,857

4,729	Harris County, Texas, Lease Purchase Agreement Bonds, Murworth Project II Series 2000, 6.750%, 5/01/20	1/12 at 100.00	N/R		4,608,014

15,655	Harris County-Houston Sports Authority, Texas, Junior Lien Revenue Refunding Bonds, Series 2001B, 5.250%, 11/15/40 – NPFG Insured	11/11 at 100.00	Baa1		13,096,034

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Junior Lien Series 2001H:
805	0.000%, 11/15/23 – NPFG Insured	No Opt. Call	Baa1		341,143
10,650	0.000%, 11/15/24 – NPFG Insured	No Opt. Call	Baa1		4,202,597
11,000	0.000%, 11/15/25 – NPFG Insured	No Opt. Call	Baa1		4,014,670
650	0.000%, 11/15/26 – NPFG Insured	No Opt. Call	Baa1		220,799
250	0.000%, 11/15/29 – NPFG Insured	No Opt. Call	Baa1		67,873
1,690	0.000%, 11/15/30 – NPFG Insured	No Opt. Call	Baa1		426,826
660	0.000%, 11/15/32 – NPFG Insured	11/31 at 94.05	Baa1		142,798
4,160	0.000%, 11/15/36 – NPFG Insured	11/31 at 73.51	Baa1		664,726
1,525	0.000%, 11/15/37 – NPFG Insured	11/31 at 69.08	Baa1		226,463
565	0.000%, 11/15/38 – NPFG Insured	11/31 at 64.91	Baa1		76,970
4,745	0.000%, 11/15/40 – NPFG Insured	11/31 at 57.27	Baa1		557,775
3,425	0.000%, 11/15/41 – NPFG Insured	11/31 at 53.78	Baa1		374,010

	Harris County-Houston Sports Authority, Texas, Revenue Bonds, Third Lien Series 2004-A3:
110	0.000%, 11/15/35 – NPFG Insured	11/24 at 52.47	Baa1		18,912
17,675	0.000%, 11/15/39 – NPFG Insured	11/24 at 41.26	Baa1		2,236,771

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
1,050	5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	Baa1		1,021,262
320	5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	Baa1		299,514

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A:
645	0.000%, 11/15/34 – NPFG Insured	11/30 at 78.27	Baa1		138,810
35,710	0.000%, 11/15/38 – NPFG Insured	11/30 at 61.17	Baa1		5,844,656
400	0.000%, 11/15/40 – NPFG Insured	11/30 at 54.04	Baa1		57,376

Nuveen Investments	97

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Harris County-Houston Sports Authority, Texas, Senior Lien Special Revenue Bonds, Series 1998A:
$880	5.000%, 11/15/25 – NPFG Insured	1/12 at 100.00	Baa1	$820,195
2,210	5.000%, 11/15/28 – NPFG Insured	1/12 at 100.00	Baa1	2,050,902

3,500	Health Facilities Development District of Central Texas, Revenue Bonds, Lutheran Social Services of the South Inc., Series 2004A, 6.875%, 2/15/32	2/14 at 100.00	N/R	3,329,795

175	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy Revenue Bonds, Series 2006, 8.000%, 2/15/12	No Opt. Call	N/R	175,842

8,755	Heart of Texas Education Finance Corporation, Texas, Gateway Charter Academy, Series 2006A, 6.000%, 2/15/36	8/16 at 100.00	N/R	7,329,598

6,620	Hidalgo Willacy Housing Finance Corporation, Texas, Multifamily Housing Revenue Bonds, Heritage Square Apartments Project, Series 2003A, 7.000%, 1/01/39	1/14 at 102.00	N/R	6,385,784

	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Air Lines Inc., Series 2001E:
9,350	7.000%, 7/01/29	7/12 at 100.00	B–	9,350,561
4,990	6.750%, 7/01/29 (Alternative Minimum Tax)	7/12 at 100.00	B–	4,878,823

2,500	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Airport Improvement Project, Series 1997C, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/12 at 100.00	B–	2,281,925

2,970	Houston, Texas, Airport System Special Facilities Revenue Bonds, Continental Airlines Inc. – Terminal Improvement Project, Series 1997B, 6.125%, 7/15/27 (Alternative Minimum Tax)	1/12 at 100.00	B–	2,724,381

4,680	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007A, 5.450%, 8/15/36	2/12 at 100.00	N/R	3,623,677

75	La Vernia Education Financing Corporation, Texas, Charter School Revenue Bonds, Riverwalk Education Foundation, Series 2007B, 8.750%, 8/15/12	2/12 at 100.00	N/R	75,210

4,500	La Vernia Higher Education Finance Corporation, Texas, Education Revenue Bonds, Cosmos Foundation Inc., Series 2008A, 7.125%, 2/15/38	2/17 at 100.00	BBB	4,757,220

11,090	North Texas Tollway Authority, Second Tier System Revenue Refunding Bonds, Tender option Trust 1015, 20.411%, 1/01/38 (IF) (4)	1/18 at 100.00	A3	14,027,187

1,600	North Texas Tollway Authority, System Revenue Bonds, First Tier Series 2009A, 6.250%, 1/01/39	1/19 at 100.00	A2	1,731,600

18,240	Port Corpus Christi Authority, Nueces County, Texas, Pollution Control Revenue Bonds, Celanese Project, Refunding Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	18,370,781

8,900	Red River Authority, Texas, Pollution Control Revenue Bonds, Hoechst Celanese Corporation Project, Series 2002B, 6.700%, 11/01/30 (Alternative Minimum Tax)	5/12 at 101.00	B+	8,963,813

2,075	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009A, 8.000%, 2/15/38	2/20 at 100.00	N/R	2,112,246

1,350	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009A, 7.750%, 6/01/39	12/19 at 100.00	BBB–	1,426,127

735	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Charter School Revenue Bonds, Trinity Basin Preparatory Project, Series 2009B, 9.750%, 6/01/27	1/12 at 100.00	N/R	714,949

11,185	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26 (4)	No Opt. Call	A	11,819,078

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Series 2006A, 5.250%, 12/15/22	No Opt. Call	A	100,143

900	Texas Private Activity Bond Surface Transporation Corporation, Senior Lien Revenue Bonds, NTE Mobility Partners LLC North Tarrant Express Managed Lanes Project, Series 2009, 6.875%, 12/31/39	12/19 at 100.00	Baa2	962,739

98	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

	Texas Private Activity Bond Surface Transportation Corporation, Senior Lien Revenue Bonds, LBJ Infrastructure Group LLC IH-635 Managed Lanes Project, Series 2010:
$8,550	7.500%, 6/30/32	6/20 at 100.00	Baa3	$9,646,196
2,715	7.500%, 6/30/33	6/20 at 100.00	Baa3	3,038,384
10,400	7.000%, 6/30/40	6/20 at 100.00	Baa3	11,210,264

1,000	Texas Public Finance Authority, Charter School Finance Corporation Revenue Bonds, Idea Public School Project, Series 2007A, 5.000%, 8/15/37 – ACA Insured	8/17 at 100.00	BBB+	856,720

3,640	Texas Public Finance Authority, Charter School Revenue Bonds, School of Excellence Charter School, Series 2004A, 7.000%, 12/01/34	12/14 at 100.00	BB+	3,452,795

1,500	Texas Student Housing Authority, Revenue Bonds, Austin Project, Senior Series 2001A, 5.500%, 1/01/33 – NPFG Insured	1/12 at 102.00	Baa1	1,005,930

5,500	Travis County Health Facilities Development Corporation, Texas, Revenue Bonds, Westminster Manor, Series 2010, 7.125%, 11/01/40	11/20 at 100.00	N/R	5,735,290

535	Trinity River Authority of Texas, Pollution Control Revenue Refunding Bonds, TXU Electric Company, Series 2003, 6.250%, 5/01/28 (Alternative Minimum Tax)	5/13 at 101.00	CC	120,578

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A:
3,610	5.250%, 11/01/32	11/17 at 100.00	Baa2	3,205,680
7,400	5.375%, 11/01/37	11/17 at 100.00	Baa2	6,487,432
452,049	Total Texas			346,237,196
	Utah – 0.8%

715	Bountiful, Davis County, Utah, Hospital Revenue Refunding Bonds, South Davis Community Hospital Project, Series 1998, 5.750%, 12/15/18	12/11 at 100.00	N/R	673,294

2,700	Carbon County, Utah, Solid Waste Disposal Facility Revenue Bonds, Sunnyside Cogeneration Associates, Series 1999A, 7.100%, 8/15/23 (Alternative Minimum Tax)	No Opt. Call	N/R	2,779,353

	Spanish Fork City, Utah, Charter School Revenue Bonds, American Leadership Academy, Series 2006:
2,760	5.550%, 11/15/21	11/16 at 100.00	N/R	2,511,848
1,145	5.550%, 11/15/26	11/16 at 100.00	N/R	955,594
5,845	5.700%, 11/15/36	11/16 at 100.00	N/R	4,555,535

4,500	Utah County, Utah, Charter School Revenue Bonds, Lakeview Academy, Series 2007A, 5.625%, 7/15/37	7/15 at 102.00	N/R	3,573,855

1,750	Utah County, Utah, Charter School Revenue Bonds, Lincoln Academy, Series 2007A, 5.875%, 6/15/37	6/17 at 100.00	N/R	1,423,083

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Noah Webster Academy, Series 2008A:
2,075	6.250%, 6/15/28	6/17 at 100.00	N/R	1,887,358
1,475	6.500%, 6/15/38	6/17 at 100.00	N/R	1,304,328

2,690	Utah State Charter School Finance Authority, Charter School Revenue Bonds, North Davis Preparatory Academy, Series 2010, 6.375%, 7/15/40	7/20 at 100.00	BBB–	2,534,922

	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Oquirrh Mountain Charter School, Series 2010:
2,135	8.000%, 7/15/30	7/18 at 102.00	N/R	2,219,930
3,910	8.000%, 7/15/41	7/18 at 102.00	N/R	3,995,121

5,145	Utah State Charter School Finance Authority, Charter School Revenue Bonds, Summit Academy High School, Series 2011A, 8.500%, 5/15/41	5/21 at 100.00	N/R	5,412,128

	Utah State Charter School Finance Authority, Revenue Bonds, Channing Hall Project, Series 2007A:
1,600	5.750%, 7/15/22	7/15 at 102.00	N/R	1,514,192
750	5.875%, 7/15/27	7/15 at 102.00	N/R	675,563
3,475	6.000%, 7/15/37	7/15 at 102.00	N/R	2,978,596

Nuveen Investments	99

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Utah (continued)

$2,000	Utah State Charter School Finance Authority, Revenue Bonds, Summit Academy Project, Series 2007A, 5.800%, 6/15/38	12/17 at 100.00	BBB–		$1,748,660
44,670	Total Utah				40,743,360
	Virgin Islands – 0.4%

1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB		1,331,338

7,500	Virgin Islands Public Finance Authority, Refinery Facilities Revenue Bonds, Hovensa Coker Project, Senior Lien Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Ba2		7,180,575

750	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project – Hovensa LLC, Series 2003, 6.125%, 7/01/22 (Alternative Minimum Tax)	1/14 at 100.00	Ba2		689,805

5,600	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2		4,527,880

6,145	Virgin Islands, Senior Secured Revenue Bonds, Government Refinery Facilities – Hovensa LLC Coker, Series 2002, 6.500%, 7/01/21 (Alternative Minimum Tax)	1/13 at 100.00	Ba2		5,883,284
21,235	Total Virgin Islands				19,612,882
	Virginia – 1.4%

312	Bell Creek Community Development Authority, Virginia, Special Assessment Bonds, Series 2003A, 6.750%, 3/01/22	3/13 at 101.00	N/R		312,493

2,469	Broad Street Community Development Authority, Virginia, Revenue Bonds, Series 2003, 7.500%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 102.00	N/R	(8)	2,768,292

	Celebrate Virginia North Community Development Authority, Special Assessment Revenue Bonds, Series 2003B:
2,779	6.250%, 3/01/18	3/14 at 102.00	N/R		1,869,489
5,955	6.600%, 3/01/25	3/14 at 102.00	N/R		3,989,910
3,607	6.750%, 3/01/34	3/14 at 102.00	N/R		2,413,372

	Chesterfield County Health Center Commission, Virginia, Mortgage Revenue Bonds, Lucy Corr Village, Series 2005:
3,750	5.375%, 12/01/28	12/15 at 100.00	N/R		3,265,950
12,000	5.625%, 12/01/39	12/15 at 100.00	N/R		9,996,120

260	Giles County Industrial Development Authority, Virginia, Exempt Facility Revenue Bonds, Hoechst Celanese Corporation Project, Series 1995, 5.950%, 12/01/25 (Alternative Minimum Tax)	12/11 at 100.00	B+		238,282

45	Giles County Industrial Development Authority, Virginia, Solid Waste Faciltiy Revenue Bonds, Hoechst Celanese Corporation Project, Series 1992, 6.625%, 12/01/22 (Alternative Minimum Tax)	1/12 at 100.00	B+		45,006

	Lexington Industrial Development Authority, Virginia, Hospital Facility Revenue Refunding, Bonds, Stonewall Jackson Hospital, Series 2000:
40	6.350%, 7/01/12	1/12 at 100.00	N/R		40,233
110	6.550%, 7/01/14	7/12 at 100.00	N/R		110,502
45	6.625%, 7/01/15	7/12 at 100.00	N/R		45,169

1,250	Lexington Industrial Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Kendall at Lexington Retirement Community, Inc., Series 2007A, 5.500%, 1/01/37	1/17 at 100.00	N/R		1,068,625

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
2,450	0.000%, 10/01/27 – AGC Insured	No Opt. Call	AA–		1,011,654
6,060	0.000%, 10/01/32 – AGC Insured	No Opt. Call	AA–		1,765,096
7,245	0.000%, 10/01/33 – AGC Insured	No Opt. Call	AA–		1,985,202
8,060	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–		2,072,548

4,350	Norfolk Economic Development Authority, Virginia, Empowerment Zone Facility Revenue Bonds, BBL Old Dominion University LLC Project, Series 2006A, 6.000%, 11/01/36 (Alternative Minimum Tax)	11/16 at 102.00	N/R		3,075,189

100	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$725	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.150%, 9/01/24	9/16 at 100.00	N/R	$689,627

35,265	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	21,621,677

962	Virginia Gateway Community Development Authority, Prince William County, Special Assessment Bonds, Series 2003, 6.375%, 3/01/30	3/13 at 102.00	N/R	962,038

13,000	Virginia Small Business Financing Authority, Revenue Bonds Hampton Roads Proton Beam Therapy Institute at Hampton University, LLC Project, Series 2009, 9.000%, 7/01/39	7/14 at 102.00	N/R	13,716,690
110,739	Total Virginia			73,063,164
	Washington – 1.2%

1,595	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Series 2009, 5.500%, 6/01/34 (UB) (4)	6/19 at 100.00	AA	1,707,559

	FYI Properties, Washington, Lease Revenue Bonds, Washington State Department of Information Services Project, Tender Option Bond Trust 2009-14A&B:
2,500	19.857%, 6/01/39 (IF) (4)	6/19 at 100.00	AA	3,165,800
750	19.857%, 6/01/39 (IF) (4)	6/19 at 100.00	AA	949,740

1,050	King County Public Hospital District 4, Washington, General Obligation Bonds, Snoqualmie Valley Hospital, Refunding Improvement Series 2011, 7.000%, 12/01/40	12/21 at 100.00	N/R	1,048,614

	Kitsap County Consolidated Housing Authority, Washington, Pooled Tax Credit Housing Revenue Bonds, Series 2007:
1,760	5.500%, 6/01/27 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,450,786
2,310	5.600%, 6/01/37 (Alternative Minimum Tax)	6/17 at 100.00	N/R	1,764,748

24,220	Port of Seattle, Washington, Special Facilities Revenue Bonds, Northwest Airlines Project, Series 2001, 7.250%, 4/01/30	4/12 at 100.00	N/R	24,144,676

2,150	Snohomish County Housing Authority, Washington, Revenue Bonds, Westwood Crossing Apartments, Series 2007, 5.250%, 5/01/37 (Alternative Minimum Tax)	5/17 at 100.00	N/R	1,588,248

	Vancouver Downtown Redevelopment Authority, Washington, Revenue Bonds, Conference Center Project, Series 2003A:
1,655	6.000%, 1/01/28 – ACA Insured	1/14 at 100.00	N/R	1,078,332
6,290	6.000%, 1/01/34 – ACA Insured	1/14 at 100.00	N/R	3,825,075

	Washington Health Care Facilities Authority, Revenue Bonds, Seattle Childrens Hospital, Tender Option Bond Trust 1180:
2,500	17.615%, 10/01/40 (IF) (4)	10/20 at 100.00	AA	2,596,300
4,810	17.661%, 10/01/40 (IF) (4)	10/20 at 100.00	AA	4,995,185

7,710	Washington State Economic Development Finance Authority, Revenue Bonds, Coeur D’Alene Fiber Project, Series 2007G, 7.000%, 12/01/27 (Alternative Minimum Tax) (5), (7)	12/17 at 100.00	N/R	1,927,423

	Washington State Health Care Facilities Authority, Revenue Bonds, Children’s Hospital and Regional Medical Center, Tender Option Bond Trust 1180:
3,545	19.605%, 4/01/16 (IF) (4)	No Opt. Call	AA	4,237,551
2,500	17.615%, 10/01/40 (IF) (4)	10/20 at 100.00	AA	2,596,300

	Washington State Health Care Facilities Authority, Revenue Bonds, Providence Health & Services Project, Tender Option Bond Trust 4679:
1,520	18.496%, 10/01/39 (IF) (4)	4/20 at 100.00	AA	1,683,902
1,875	18.616%, 10/01/39 (IF) (4)	4/20 at 100.00	AA	2,077,350
68,740	Total Washington			60,837,589
	West Virginia – 0.8%

365	Ohio County Commission, West Virginia, Special District Excise Tax Revenue Bonds, Fort Henry Economic Development, Series 2006B, 5.625%, 3/01/36	3/16 at 100.00	BBB	370,566

Nuveen Investments	101

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	West Virginia (continued)

$1,675	Ohio County Commission, West Virginia, Tax Increment Revenue Bonds, Fort Henry Centre Tax Increment Financing District 1, The Highlands Project, Series 2008A, 6.500%, 6/01/34	6/18 at 100.00	N/R		$1,754,144

	West Virginia Hospital Finance Authority, Hospital Revenue Bonds, Thomas Health System, Inc., Series 2008:
15,165	6.500%, 10/01/38	10/18 at 100.00	N/R		14,285,430
22,275	6.750%, 10/01/43	10/18 at 100.00	N/R		21,635,262
39,480	Total West Virginia				38,045,402
	Wisconsin – 1.1%

450	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2003A, 7.750%, 6/01/16 (Pre-refunded 12/01/14)	12/14 at 101.00	N/R	(8)	548,708

8,990	Lac Courte Oreilles Band of Lake Superior Chippewa Indians, Wisconsin, Revenue Bonds, Series 2006, 7.000%, 12/01/26	12/18 at 102.00	N/R		8,147,008

300	Milwaukee Redevelopment Authority, Wisconsin, Academy of Learning and Leadership Charter School, Series 2007A, 5.500%, 8/01/22 (5)	8/15 at 102.00	N/R		89,994

	Public Finance Authority of Wisconsin, Charter School Revenue Bonds, Thomas Jefferson Classical Academy, Series 2011:
660	7.000%, 7/01/31	7/19 at 100.00	BBB–		673,616
500	7.125%, 7/01/42	7/19 at 100.00	BBB–		508,120

1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	No Opt. Call	Baa2		1,229,862

2,750	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Tender Option Bond Trust 2009-15W, 19.520%, 8/15/37 (IF) (4)	2/20 at 100.00	AA–		3,090,228

2,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Community Memorial Hospital Inc. – Oconto Falls, Series 2003, 7.250%, 1/15/33	1/13 at 101.00	N/R		2,131,176

955	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert Community Health, Inc. Obligated Group, Tender Option Bond Trust 3592, 18.945%, 4/01/17 (IF) (4)	4/19 at 100.00	AA–		1,005,155

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital, Inc., Series 2011A:
1,000	5.750%, 5/01/35	5/21 at 100.00	A+		1,039,678
3,925	6.000%, 5/01/41	5/21 at 100.00	A+		4,102,683

5,425	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Ministry Health Care, Inc., Tender Option Bond Trust 1019, 17.682%, 2/15/32 – NPFG Insured (IF) (4)	2/12 at 101.00	A+		5,424,564

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A:
790	5.000%, 4/01/13	No Opt. Call	N/R		794,256
875	6.125%, 4/01/24	4/14 at 100.00	N/R		870,964
1,000	6.250%, 4/01/34	4/14 at 100.00	N/R		960,958

500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, ThedaCare, Inc., Series 2009A, 5.500%, 12/15/38	12/19 at 100.00	A1		511,298

3,200	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Upland Hills Health Inc., Series 2006B, 5.000%, 5/15/36	5/16 at 100.00	BBB		2,868,990

2,800	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 5.250%, 3/01/35	3/15 at 100.00	BBB–		2,609,262

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Health, Tender Option Bond Trust 2113:
1,335	14.257%, 8/15/26 (IF)	8/16 at 100.00	BBB+		1,048,347
9,750	14.257%, 8/15/30 (IF)	8/16 at 100.00	BBB+		6,074,638
3,535	14.741%, 8/15/31 (IF)	8/16 at 100.00	BBB+		2,369,261
3,750	14.751%, 8/15/34 (IF)	8/16 at 100.00	BBB+		2,508,898

102	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$7,855	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/26 (UB)	8/16 at 100.00	BBB+	$7,433,342
63,820	Total Wisconsin			56,041,006
	Wyoming – 0.1%

3,950	Wyoming Community Development Authority, Housing Revenue Bonds, Tender Option Bond Trust 3715, 18.947%, 12/01/15 (IF) (4)	6/17 at 100.00	AA+	3,990,725
$6,393,123	Total Municipal Bonds (cost $5,480,357,723) – 101.6%			5,183,615,373

Shares	Description (1)			Value
	Common Stocks – 0.0%

	Containers & Packaging – 0.0%

7,884	Rock-Tenn Company (11)			$466,654
	Total Common Stocks (cost $466,654)			466,654
	Total Investments (cost $5,480,824,377) 101.6%			5,184,082,027
	Floating Rate Obligations – (3.3)%			(166,685,000)
	Other Assets Less Liabilities – 1.7% (12)			86,429,626
	Net Assets – 100%			$5,103,826,653

Investments in Derivatives at October 31, 2011

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency	Effective Date (13)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays PLC	$75,400,000	Receive	3-Month USD-LIBOR	4.259%	Semi-Annually	6/28/12	6/28/41	$(18,305,392)
Morgan Stanley	42,600,000	Receive	3-Month USD-LIBOR	4.479	Semi-Annually	5/11/12	5/11/41	(12,411,755)
Morgan Stanley	67,000,000	Receive	3-Month USD-LIBOR	4.356	Semi-Annually	5/25/12	5/25/41	(17,777,091)
Morgan Stanley	38,000,000	Receive	3-Month USD-LIBOR	4.228	Semi-Annually	7/09/12	7/09/41	(8,947,598)
								$(57,441,836)

Nuveen Investments	103

Portfolio of Investments (Unaudited)

Nuveen High Yield Municipal Bond Fund (continued)

October 31, 2011

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations of investments in derivatives and/or inverse floating rate transactions.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(7)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(8)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(9)	Principal Amount (000) rounds to less than $1,000.

(10)	On March 5, 2007, Bayonne Medical Center (“Bayonne”) received an “event of default notice” resulting from their failure to pay a $5,000,000 bank line of credit. As senior creditors of Bayonne, the Adviser, on behalf of the Fund, issued an event of default notice to Bayonne on March 15, 2007, under default provisions of the debt agreements. Under such notice, Bayonne became obligated to increase the interest rate it paid on the debt from 8.050% annually to 10.750% annually and the Adviser had instructed the custodian to reflect such change in the Fund’s records. On April 30, 2007, the Adviser concluded that Bayonne was not likely able to meet its interest obligations and directed the Fund’s custodian to cease accruing additional income and to “write-off” any remaining recorded balances on the Fund’s records.

(11)	Common stock received as part of the bankruptcy settlement for Hodge, Louisiana, Combined Utility System Revenue Bonds, Smurfit-Stone Container Corporation, Series 2003, coupon 7.45%, Maturity 3/01/24, as described in Footnote 5 above.

(12)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31, 2011.

(13)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

N/R	Not rated.

DD1	Investment, or portion of investment, purchased on a delayed delivery basis.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

144	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

USD-LIBOR	United States Dollar-London Inter-Bank Offered Rate.

See accompanying notes to financial statements.

104	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona – 1.0%

$45	Arizona State, State Lottery Revenue Bonds, Series 2010A, 5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA+		$50,316

10	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/18 – NPFG Insured	12/13 at 100.00	Aa2		10,690

25	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.250%, 12/01/19	No Opt. Call	A		25,525
80	Total Arizona				86,531
	Arkansas – 1.1%

85	North Little Rock, Arkansas, Electric Revenue Refunding Bonds, Series 1992A, 6.500%, 7/01/15 – NPFG Insured	No Opt. Call	Baa1		92,332
	California – 9.8%

90	Alameda Corridor Transportation Authority, California, Senior Lien Revenue Bonds, Series 1999A, 5.000%, 10/01/29 – NPFG Insured	4/12 at 100.00	A		89,943

5	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A, 5.500%, 5/01/13 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	Aa3	(4)	5,182

100	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/16	No Opt. Call	AA–		115,171

100	California Department of Water Resources, Power Supply Revenue Bonds, Series 2011N, 5.000%, 5/01/21	No Opt. Call	AA–		117,984

90	California Health Facilities Financing Authority, Health Facility Revenue Bonds, Adventist Health System/West, Series 2003A, 5.000%, 3/01/33	3/13 at 100.00	A		88,201

45	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A		47,365

60	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 1993E, 5.500%, 6/01/15	No Opt. Call	A2		63,334

100	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1		106,502

50	Los Angeles Department of Airports, California, Revenue Bonds, Los Angeles International Airport, Senior Lien Series 2010A, 5.000%, 5/15/31	5/20 at 100.00	AA		53,084

50	Madera County, California, Certificates of Participation, Valley Children’s Hospital Project, Series 1995, 5.750%, 3/15/28 – NPFG Insured	3/12 at 100.00	A3		50,018

100	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 5.000%, 5/01/21 (Alternative Minimum Tax)	No Opt. Call	A		108,184
790	Total California				844,968
	Colorado – 2.9%

205	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 1997B, 0.000%, 9/01/21 – NPFG Insured	No Opt. Call	Baa1		112,621

35	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.250%, 12/01/30 – AGC Insured	12/19 at 100.00	AA+		39,579

100	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 5.250%, 7/15/24	7/20 at 100.00	Baa3		100,896
340	Total Colorado				253,096
	District of Columbia – 3.2%

65	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001, 6.500%, 5/15/33	No Opt. Call	Baa1		67,852

80	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D, 5.000%, 12/01/16	No Opt. Call	AAA		94,130

Nuveen Investments	105

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia (continued)

$100	Washington Convention Center Authority, District of Columbia, Dedicated Tax Revenue Bonds, Senior Lien Refunding Series 2007A, 5.000%, 10/01/16 – AMBAC Insured	No Opt. Call	A1	$112,532
245	Total District of Columbia			274,514
	Florida – 2.6%

100	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA–	109,199

75	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	74,732

15	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A	16,424

25	Lakeland, Florida, Utility Tax Revenue Bonds, Series 2003B, 5.000%, 10/01/18 – AMBAC Insured	10/12 at 100.00	N/R	25,369
215	Total Florida			225,724
	Georgia – 4.2%

100	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008C. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R	105,293

35	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	36,580

	Cobb-Marietta Coliseum and Exhibit Hall Authority, Georgia, Revenue Refunding Bonds, Series 1993:
50	5.500%, 10/01/18 – NPFG Insured	No Opt. Call	Baa1	53,682
40	5.625%, 10/01/26 – NPFG Insured	10/19 at 100.00	Baa1	42,735

5	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/19	12/14 at 100.00	BBB–	5,092

30	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993Z, 5.500%, 1/01/20 – FGIC Insured	No Opt. Call	A+	33,096

70	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992P, 6.250%, 7/01/20 – AMBAC Insured	No Opt. Call	Aa2	82,485
330	Total Georgia			358,963
	Idaho – 0.1%

10	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	11,499
	Illinois – 11.0%

60	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 2001A, 5.125%, 1/01/26 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+	60,023

65	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	73,321

100	Illinois Finance Authority, Revenue Bonds, Trintiy Health Credit Group, Series 2011-IL, 4.000%, 12/01/21	No Opt. Call	AA	102,393

70	Illinois Health Facilities Authority, Revenue Bonds, Sherman Health Systems, Series 1997, 5.250%, 8/01/27 – AMBAC Insured	2/12 at 100.00	BBB	67,275

110	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 6.250%, 1/01/17	1/13 at 100.00	Baa1	113,009

100	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/17	1/16 at 100.00	A+	108,941

155	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 1993A, 0.000%, 6/15/17 – FGIC Insured	No Opt. Call	A2	127,368

100	Northern Illinois Municipal Power Agency, Power Project Revenue Bonds, Prairie State Project, Series 2007A, 5.000%, 1/01/19 – NPFG Insured	1/18 at 100.00	A2	110,144

50	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.000%, 6/01/19	No Opt. Call	A	53,545

106	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$110	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 6/01/19 – AGM Insured	No Opt. Call	AA+	$128,416
920	Total Illinois			944,435
	Indiana – 2.7%

100	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011A, 5.250%, 10/01/23	10/21 at 100.00	AA	114,328

100	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	117,470
200	Total Indiana			231,798
	Iowa – 0.1%

10	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A, 5.000%, 6/01/18	No Opt. Call	AA	11,889
	Kansas – 0.6%

50	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.000%, 11/15/21	No Opt. Call	A2	55,052
	Kentucky – 2.8%

100	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 6.000%, 12/01/33 – AGC Insured	6/18 at 100.00	AA+	106,497

80	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 85, Series 2005, 5.000%, 8/01/15 – AGM Insured	No Opt. Call	AA+	90,531

50	Owensboro, Kentucky, Electric Light and Power System Revenue Bonds, Series 1991B, 0.000%, 1/01/17 – AMBAC Insured	No Opt. Call	A3	42,189
230	Total Kentucky			239,217
	Louisiana – 1.6%

15	DeSoto Parish, Louisiana, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB	14,916

100	Jefferson Parish Hospital Service District 2, Louisiana, Hospital Revenue Bonds, East Jefferson General Hospital, Refunding Series 2011, 5.625%, 7/01/26	7/21 at 100.00	Baa2	99,301

25	Louisiana Local Government Environment Facilities and Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Projects, Series 2009A, 6.500%, 8/01/29	8/20 at 100.00	BBB–	26,610
140	Total Louisiana			140,827
	Maryland – 0.5%

40	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	1/12 at 100.00	N/R	40,280
	Massachusetts – 2.7%

100	Massachusetts Department of Transportation, Metropolitan Highway System Revenue Bonds, Senior Lien Series 2010B, 5.000%, 1/01/32	1/20 at 100.00	A	104,387

100	Massachusetts Development Finance Agency, Revenue Bonds, UMass Memorial Health, Series 2011H, 5.000%, 7/01/21	No Opt. Call	A–	106,297

20	Massachusetts Water Resources Authority, General Revenue Bonds, Series 1993C, 5.250%, 12/01/15 – NPFG Insured	No Opt. Call	Aa1	22,076
220	Total Massachusetts			232,760
	Michigan – 3.7%

85	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Series 2002A, 6.000%, 5/01/21 – FGIC Insured	No Opt. Call	Aa2	97,185

50	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010, 1.350%, 11/15/47 (Mandatory put 4/01/13)	No Opt. Call	AA+	50,578

Nuveen Investments	107

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$50	Michigan State Hospital Finance Authority, Hospital Revenue Bonds, Henry Ford Health System, Refunding Series 2009, 5.000%, 11/15/20	11/19 at 100.00	A1		$53,550

100	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2		115,527
285	Total Michigan				316,840
	Minnesota – 0.9%

40	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005-6G, 5.000%, 10/01/13	No Opt. Call	A2		43,139

25	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/18	No Opt. Call	AA+		30,215
65	Total Minnesota				73,354
	Mississippi – 0.7%

60	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB		60,300
	Nebraska – 1.1%

85	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.000%, 12/01/14	No Opt. Call	Ba3		90,085
	Nevada – 0.7%

30	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13	9/12 at 101.00	BBB+		30,963

25	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(4)	26,267
55	Total Nevada				57,230
	New Jersey – 6.3%

50	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB		51,820

70	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Joseph’s Healthcare System Obligated Group Issue, Series 2008, 6.000%, 7/01/18	No Opt. Call	BBB–		73,436

110	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.500%, 12/15/23	No Opt. Call	A+		126,741

105	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B, 5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+		119,566

60	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C, 6.500%, 1/01/16	No Opt. Call	A+		70,780

60	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BBB		54,667

45	Union County Utilities Authority, New Jersey, Solid Waste Facility Subordinate Lease Revenue Bonds, Ogden Martin Systems of Union Inc., Series 1998A, 5.350%, 6/01/23 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa3		45,012
500	Total New Jersey				542,022
	New York – 7.1%

55	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2006A, 5.000%, 12/01/23 – FGIC Insured	6/16 at 100.00	A–		59,339

50	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A–		56,272

100	Metropolitan Transportation Authority, New York, State Service Contract Refunding Bonds, Series 2002A, 5.125%, 1/01/29	7/12 at 100.00	AA–		102,161

70	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		78,099

108	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$5	New York City, New York, General Obligation Bonds, Fiscal Series 2004E, 5.000%, 11/01/21 – AGM Insured	11/14 at 100.00	AA+	$5,501

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
45	5.500%, 6/01/19	No Opt. Call	AA–	48,018
50	5.500%, 6/01/21	6/13 at 100.00	AA–	53,354

20	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1, 5.000%, 12/15/16	No Opt. Call	AAA	23,345

100	Onongada County Trust For Cultural Resources, New York, Revenue Bonds, Syracuse University Project, Series 2011, 5.000%, 12/01/21	No Opt. Call	Aa3	116,183

60	Tobacco Settlement Financing Corporation Asset-Backed Revenue Bonds, New York, State Contingency Contract Secured, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	69,363
555	Total New York			611,635
	North Carolina – 3.3%

75	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	66,866

105	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 1993B, 6.000%, 1/01/22	No Opt. Call	A–	126,240

	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A:
10	5.250%, 1/01/23 – AGC Insured	1/19 at 100.00	AA+	11,157
75	5.500%, 1/01/29 – AGC Insured	1/19 at 100.00	AA+	80,855
265	Total North Carolina			285,118
	Ohio – 8.8%

100	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009, 5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3	115,189

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
150	5.000%, 6/01/16	No Opt. Call	A3	158,783
15	5.000%, 6/01/17	No Opt. Call	Baa1	15,713

100	Cleveland, Ohio, Airport System Revenue Bonds, Series 2001A, 5.000%, 1/01/31 – AGM Insured	1/12 at 100.00	AA+	100,006

100	Cleveland, Ohio, Waterworks First Mortgage Revenue Refunding and Improvement Bonds, Series 1993G, 5.500%, 1/01/21 – NPFG Insured	No Opt. Call	Aa1	119,769

75	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	82,769

40	Ohio Municipal Electric Generation Agency, Beneficial Interest Certificates, Belleville Hydroelectric Project – Joint Venture 5, Series 2004, 5.000%, 2/15/22 – AMBAC Insured	2/14 at 100.00	A1	41,507

100	Ohio Turnpike Commission, Revenue Refunding Bonds, Series 1998A, 5.500%, 2/15/18 – FGIC Insured	No Opt. Call	AA	120,603
680	Total Ohio			754,339
	Oregon – 0.3%

25	Oregon Health Sciences University, Revenue Bonds, Series 2002A, 5.250%, 7/01/22 – NPFG Insured	1/13 at 100.00	A1	25,469
	Pennsylvania – 3.5%

100	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/24 – AMBAC Insured	6/16 at 100.00	Aa3	106,958

70	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1	82,926

Nuveen Investments	109

Portfolio of Investments (Unaudited)

Nuveen Inflation Protected Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Pennsylvania (continued)

$100	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Forumal Funds, Series 2011, 5.000%, 6/01/21	No Opt. Call	A+	$113,462
270	Total Pennsylvania			303,346
	Puerto Rico – 1.0%

75	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/16 – FGIC Insured	No Opt. Call	A3	89,311
	South Carolina – 1.6%

110	Piedmont Municipal Power Agency, South Carolina, Electric Revenue Bonds, Series 1991, 6.750%, 1/01/19 – FGIC Insured	No Opt. Call	Baa1	138,072
	Tennessee – 1.9%

100	Chattanooga-Hamilton County Hospital Authority, Tennessee, Hospital Revenue Bonds, Erlanger Health System, Refunding Series 2004, 5.000%, 10/01/18 – AGM Insured	No Opt. Call	AA+	113,341

25	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A, 5.000%, 9/01/15	No Opt. Call	AA	28,083

20	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A, 5.000%, 9/01/13	No Opt. Call	Ba3	20,882
145	Total Tennessee			162,306
	Texas – 6.3%

75	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2010, 5.750%, 1/01/25	1/20 at 100.00	BBB–	77,862

50	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Refunding Bonds, Series 2001A, 0.000%, 11/15/20 – NPFG Insured	No Opt. Call	Baa1	27,415

30	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	35,094

100	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/25	7/21 at 100.00	A	108,657

25	Matagorda County Navigation District 1, Texas, Collateralized Revenue Refunding Bonds, Houston Light and Power Company, Series 1995, 4.000%, 10/15/15 – NPFG Insured	10/13 at 101.00	A3	25,842

100	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 5.250%, 1/01/20	No Opt. Call	A–	110,500

100	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 6.250%, 12/15/26	No Opt. Call	A	105,669

50	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2011, 5.250%, 7/01/23 (WI/DD, Settling 11/01/11)	7/21 at 100.00	Baa1	50,279
530	Total Texas			541,318
	Washington – 2.9%

100	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A	109,980

90	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/29 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1	91,232

50	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 5.500%, 6/01/12	No Opt. Call	A1	50,923
240	Total Washington			252,135

110	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin – 2.8%

$75	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Froedtert and Community Health Obligated Group, Series 2001, 5.375%, 10/01/30	10/12 at 100.00	AA–	$75,562

100	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006, 5.250%, 8/15/18	8/16 at 100.00	BBB+	104,311

30	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	35,262

20	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA	22,534
225	Total Wisconsin			237,669
	Wyoming – 1.2%

100	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B, 5.000%, 12/01/21	No Opt. Call	BBB	101,795
$8,175	Total Investments (cost $8,349,171) – 101.0%			8,686,229
	Other Assets Less Liabilities – (1.0)% (5)			(84,064)
	Net Assets – 100%			$8,602,165

Investments in Derivatives at October 31, 2011

Forward Swaps outstanding:

Counterparty	Notional Amount	Fund Pay/Receive Floating Rate	Floating Rate Index	Fixed Rate (Annualized)	Fixed Rate Payment Frequency		Effective Date (6)	Termination Date	Unrealized Appreciation (Depreciation)
Barclays PLC	$3,000,000	Receive	CPURNSA	2.443%	3/20/17	(7)	3/19/12	3/19/17	$(40,459)
Morgan Stanley	2,000,000	Receive	CPURNSA	2.730	3/20/22	(7)	3/19/12	3/19/22	(47,014)
Morgan Stanley	3,500,000	Receive	CPURNSA	2.620	9/11/16	(7)	9/10/12	9/10/16	(61,653)
									$(149,126)

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	Other Assets Less Liabilities includes the net Unrealized Appreciation (Depreciation) of derivative instruments as noted within Investments in Derivatives at October 31, 2011.

(6)	Effective date represents the date on which both the Fund and Counterparty commence interest payment accruals on each forward swap contract.

(7)	Fixed Rate Payment is due one business day after contract Termination Date.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

CPURNSA	US CPI Urban Consumers Non-Seasonally Adjusted.

See accompanying notes to financial statements.

Nuveen Investments	111

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.2%

$12,255	Walker County, Alabama, General Obligation Bonds, Series 2002, 0.000%, 2/01/32 – NPFG Insured	8/12 at 77.49	Baa1		$9,192,598
	Arizona – 0.9%

6,000	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/39 – FGIC Insured	No Opt. Call	AA		5,959,680

1,000	University Medical Center Corporation, Tucson, Arizona, Hospital Revenue Bonds, Series 2011, 6.000%, 7/01/39	7/21 at 100.00	BBB+		1,010,490
7,000	Total Arizona				6,970,170
	Arkansas – 0.3%

2,000	University of Arkansas, Fayetteville, Revenue Bonds, Medical Sciences Campus, Series 2004B, 5.000%, 11/01/26 – NPFG Insured	11/14 at 100.00	Aa2		2,095,480
	California – 16.7%

2,400	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/20 – AMBAC Insured	No Opt. Call	A–		1,497,816

10	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 (Pre-refunded 12/01/14) – NPFG Insured	12/14 at 100.00	AAA		11,321

990	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2005AC, 5.000%, 12/01/27 – NPFG Insured	12/14 at 100.00	AAA		1,070,180

1,000	California Educational Facilities Authority, Revenue Bonds, University of the Pacific, Series 2006, 5.000%, 11/01/30	11/15 at 100.00	A2		1,012,460

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/27	11/15 at 100.00	AAA		1,002,690

4,285	California Health Facilities Financing Authority, Revenue Bonds, Kaiser Permanante System, Series 2006, 5.000%, 4/01/37	4/16 at 100.00	A+		4,197,243

5,100	California Health Facilities Financing Authority, Revenue Bonds, Providence Health & Services, Series 2009B, 5.500%, 10/01/39	10/19 at 100.00	AA		5,358,315

5,000	California State Public Works Board, Lease Revenue Bonds, Department of General Services, Series 2002B, 5.000%, 3/01/27 – AMBAC Insured	3/12 at 100.00	A2		5,001,700

2,250	California State University, Systemwide Revenue Bonds, Series 2005A, 5.000%, 11/01/25 – AMBAC Insured	5/15 at 100.00	Aa2		2,354,603

4,500	California State, General Obligation Bonds, Series 2004, 5.000%, 6/01/31 – AMBAC Insured	12/14 at 100.00	A1		4,580,145

1,385	Fullerton Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2005, 5.000%, 9/01/27 – AMBAC Insured	9/15 at 100.00	A		1,322,883

6,000	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 5.000%, 6/01/35 – FGIC Insured	6/15 at 100.00	A2		5,806,080

1,525	Hayward Redevelopment Agency, California, Downtown Redevelopment Project Tax Allocation Bonds, Series 2006, 5.000%, 3/01/36 – SYNCORA GTY Insured	3/16 at 100.00	A–		1,371,433

1,980	Kern Community College District, California, General Obligation Bonds, Series 2006, 0.000%, 11/01/23 – AGM Insured	No Opt. Call	Aa2		1,079,813

6,000	Los Angeles Community Redevelopment Agency, California, Tax Allocation Bonds, Bunker Hill Project, Series 2004A, 5.000%, 12/01/24 – AGM Insured	12/14 at 100.00	AA+		6,269,820

5,025	Los Angeles County Sanitation Districts Financing Authority, California, Capital Projects Revenue Bonds, District 14, Series 2005, 5.000%, 10/01/26 – FGIC Insured	10/15 at 100.00	A+		5,224,744

13,750	Ontario Redevelopment Financing Authority, San Bernardino County, California, Revenue Bonds, Redevelopment Project 1, Series 1993, 5.800%, 8/01/23 – NPFG Insured (ETM)	2/12 at 100.00	BBB	(4)	15,996,887

10,000	Orange County Sanitation District, California, Certificates of Participation, Series 2003, 5.250%, 2/01/27 (Pre-refunded 8/01/13) – FGIC Insured	8/13 at 100.00	AAA		10,845,099

112	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$2,035	Redding, California, Electric System Revenue Certificates of Participation, Series 2005, 5.000%, 6/01/30 – FGIC Insured	6/15 at 100.00	BBB	$1,808,789

2,500	Sacramento County Sanitation District Financing Authority, California, Revenue Bonds, Series 2005B, 4.750%, 12/01/21 – FGIC Insured	12/15 at 100.00	AA	2,723,725

10,000	San Diego County Water Authority, California, Water Revenue Certificates of Participation, Series 2004A, 5.000%, 5/01/30 – AGM Insured	5/15 at 100.00	AA+	10,325,200

1,500	San Diego Unified Port District, California, Revenue Bonds, Series 2004B, 5.000%, 9/01/29 – NPFG Insured	9/14 at 100.00	A+	1,524,240

3,010	San Francisco Airports Commission, California, Revenue Refunding Bonds, San Francisco International Airport, Second Series 2001, Issue 27A, 5.250%, 5/01/31 – NPFG Insured (Alternative Minimum Tax)	5/12 at 100.00	A+	3,010,000

2,405	San Francisco Unified School District, California, General Obligation Bonds, Series 2007A, 3.000%, 6/15/24 – AGM Insured	6/17 at 100.00	AA+	2,304,014

	San Joaquin Hills Transportation Corridor Agency, Orange County, California, Toll Road Revenue Refunding Bonds, Series 1997A:
8,390	0.000%, 1/15/24 – NPFG Insured	No Opt. Call	Baa1	3,188,787
51,000	0.000%, 1/15/31 – NPFG Insured	No Opt. Call	Baa1	10,198,470

8,400	San Jose Redevelopment Agency, California, Tax Allocation Bonds, Merged Area Redevelopment Project, Series 2006C, 4.250%, 8/01/30 – NPFG Insured	8/17 at 100.00	BBB+	6,375,432

3,450	San Jose Unified School District, Santa Clara County, California, General Obligation Bonds, Series 2005B, 5.000%, 8/01/26 – FGIC Insured	8/15 at 100.00	AA	3,612,288

5,000	San Luis Obispo County, California, Certificates of Participation, New County Government Center, Series 2002A, 5.000%, 10/15/27 – NPFG Insured	10/12 at 100.00	AA–	5,035,800

2,000	Walnut Energy Center Authority, California, Electric Revenue Bonds, Turlock Irrigation District, Series 2004A, 5.000%, 1/01/34 – AMBAC Insured	1/14 at 100.00	A+	2,011,480
171,890	Total California			126,121,457
	Colorado – 1.4%

2,140	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Bromley School, Series 2005, 5.250%, 9/15/32 – SYNCORA GTY Insured	9/15 at 100.00	A	2,085,580

15,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2000B, 0.000%, 9/01/31 – NPFG Insured	No Opt. Call	Baa1	3,895,200

1,095	El Paso County, Colorado, GNMA Collateralized Mortgage Revenue Bonds, Stetson Meadows Project, Series 2002A, 5.100%, 12/20/22 (Alternative Minimum Tax)	12/12 at 100.00	Aaa	1,104,253

2,000	Poudre Tech Metro District, Colorado, Unlimited Property Tax Supported Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 12/01/39 – AGM Insured	12/20 at 100.00	AA+	2,115,860

1,390	University of Colorado, Enterprise System Revenue Bonds, Series 2005, 5.000%, 6/01/26 – FGIC Insured	6/15 at 100.00	Aa2	1,501,978
21,625	Total Colorado			10,702,871
	Connecticut – 0.8%

3,475	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Series 2007Z-1, 5.000%, 7/01/42	7/16 at 100.00	AAA	3,688,087

2,125	Connecticut, Special Tax Obligation Transportation Infrastructure Bonds, Series 2004A, 5.000%, 7/01/24 – AMBAC Insured	7/15 at 100.00	AA	2,292,450
5,600	Total Connecticut			5,980,537
	Florida – 4.4%

3,930	Florida Housing Finance Corporation, Housing Revenue Bonds, Sundance Pointe Apartments, Series 2000N-1, 6.050%, 2/01/41 – AGM Insured (Alternative Minimum Tax)	2/12 at 100.00	AA+	3,932,476

Nuveen Investments	113

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$5,980	Miami-Dade County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Sunset Bay Apartments, Series 2000-5A, 6.050%, 1/01/41 – AGM Insured (Alternative Minimum Tax)	1/12 at 101.00	AA+		$6,039,322

	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002:
3,500	5.250%, 10/01/22 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		3,555,230
6,350	5.375%, 10/01/27 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		6,407,912

10,000	Miami-Dade County, Florida, General Obligation Bonds, Series 2005, 5.000%, 7/01/33 – AGM Insured	7/15 at 100.00	AA+		10,226,000

	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Pinnacle Palms Apartments, Series 2001A:
750	5.550%, 7/01/21 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+		750,713
2,505	5.750%, 7/01/37 – AGM Insured (Alternative Minimum Tax)	1/12 at 100.00	AA+		2,506,303
33,015	Total Florida				33,417,956
	Georgia – 3.4%

2,000	Atlanta and Fulton County Recreation Authority, Georgia, Guaranteed Revenue Bonds, Park Improvement, Series 2005A, 5.000%, 12/01/30 – NPFG Insured	12/15 at 100.00	Aa2		2,064,320

7,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 2009B, 5.375%, 11/01/39 – AGM Insured	11/19 at 100.00	AA+		7,439,110

4,955	Cobb County Development Authority, Georgia, University Facilities Revenue Bonds, Kennesaw State University Foundations, Student Housing Subordinate Lien Series 2004C, 5.250%, 7/15/24 – NPFG Insured	7/14 at 100.00	A3		5,250,516

	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Molecular Science Building, Series 2004:
1,250	5.250%, 5/01/21 – NPFG Insured	5/14 at 100.00	Aa3		1,339,875
2,490	5.250%, 5/01/23 – NPFG Insured	5/14 at 100.00	Aa3		2,669,678
2,440	5.000%, 5/01/36 – NPFG Insured	5/14 at 100.00	Aa3		2,476,893

2,250	Oconee County Industrial Development Authority, Georgia, Revenue Bonds, University of Georgia Office of Information and Instructional Technology, Series 2003, 5.250%, 7/01/23 – SYNCORA GTY Insured	7/13 at 100.00	Aa3		2,370,555

1,000	Richmond County Development Authority, Georgia, Revenue Bonds, Augusta State University, Jaguar Student Center Project, Series 2005A, 5.000%, 7/01/29 – SYNCORA GTY Insured	7/15 at 100.00	A2		1,010,770

1,000	Savannah Economic Development Authority, Georgia, Revenue Bonds, Armstrong Atlantic State University, Windward Commons LLC Project, Series 2009, 5.000%, 6/15/39 – AGC Insured	6/19 at 100.00	AA+		1,032,890
24,385	Total Georgia				25,654,607
	Hawaii – 0.6%

4,205	Hawaii, General Obligation Bonds, Series 2002CX, 5.500%, 2/01/21 (Pre-refunded 2/01/12) – AGM Insured	2/12 at 100.00	AA+	(4)	4,260,842
	Idaho – 0.5%

	Idaho Housing and Finance Association, Grant and Revenue Anticipation Bonds, Federal Highway Trust Funds, Series 2006:
1,000	5.000%, 7/15/23 – NPFG Insured	7/16 at 100.00	Aa2		1,078,100
1,065	5.000%, 7/15/24 – NPFG Insured	7/16 at 100.00	Aa2		1,138,325

1,330	Idaho Housing and Finance Association, Single Family Mortgage Revenue Bonds, Series 2009BI, 5.500%, 7/01/38	7/19 at 100.00	Aa1		1,392,510
3,395	Total Idaho				3,608,935
	Illinois – 4.5%

3,335	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.390%, 6/01/14 (IF)	No Opt. Call	AAA		4,145,605

114	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$8,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/18 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA–		$8,043,520

2,875	Chicago, Illinois, Third Lien General Airport Revenue Bonds, O’Hare International Airport, Series 2005A, 5.250%, 1/01/24 – NPFG Insured	1/16 at 100.00	A1		3,015,444

3,000	Chicago, Illinois, Third Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 2002A, 5.750%, 1/01/19 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A1		3,017,550

310	Cicero, Cook County, Illinois, General Obligation Corporate Purpose Bonds, Series 1994A, 6.400%, 12/01/14 – NPFG Insured	12/11 at 100.00	Baa1		311,004

4,440	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/33	11/20 at 100.00	AA		4,589,983

1,945	Illinois Development Finance Authority, Local Government Program Revenue Bonds, O’Fallon Project, Series 2002, 5.250%, 1/01/24 (Pre-refunded 1/01/12) – FGIC Insured	1/12 at 100.00	BBB	(4)	1,960,735

13,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Capital Appreciation Refunding Series 2010B-1, 0.000%, 6/15/45 – AGM Insured	No Opt. Call	AAA		1,693,380

10,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 0.000%, 12/15/35 – AGM Insured	No Opt. Call	AAA		2,388,500

8,025	Metropolitan Pier and Exposition Authority, Illinois, Revenue Refunding Bonds, McCormick Place Expansion Project, Series 1996A, 0.000%, 12/15/21 – NPFG Insured	No Opt. Call	AA–		5,063,775
54,930	Total Illinois				34,229,496
	Indiana – 4.5%

4,000	Huntington Countywide School Building Corporation II, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – NPFG Insured	7/12 at 100.00	AA+	(4)	4,137,920

4,030	Indiana Municipal Power Agency, Power Supply Revenue Bonds, Series 2007A, 5.000%, 1/01/42 – NPFG Insured	1/17 at 100.00	A+		4,118,942

3,500	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/38 – AGC Insured	1/19 at 100.00	AA+		3,773,245

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2002A:
11,915	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	12,303,666
6,085	5.125%, 7/01/27 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 100.00	A+	(4)	6,283,493

3,000	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2002, 5.125%, 7/15/22 (Pre-refunded 7/15/12) – FGIC Insured	7/12 at 100.00	AA+	(4)	3,103,440
32,530	Total Indiana				33,720,706
	Iowa – 0.3%

2,275	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011, 5.250%, 6/15/36	No Opt. Call	A2		2,275,637
	Kansas – 1.7%

6,000	Kansas Development Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Series 2010A, 5.000%, 1/01/40	No Opt. Call	AA		6,073,800

3,135	Kansas Development Finance Authority, Revenue Bonds, State Projects, Series 2005H, 5.000%, 5/01/32 – NPFG Insured	5/15 at 100.00	AA		3,224,598

3,065	Kansas Turnpike Authority, Revenue Bonds, Series 2004A-2, 5.000%, 9/01/26 – AGM Insured	9/14 at 101.00	AA+		3,241,605
12,200	Total Kansas				12,540,003

Nuveen Investments	115

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana – 2.7%

$3,020	Lafayette City and Parish, Louisiana, Utilities Revenue Bonds, Series 2004, 5.250%, 11/01/22 – NPFG Insured	11/14 at 100.00	A+		$3,315,537

2,685	Louisiana Public Facilities Authority, Hospital Revenue Bonds, Franciscan Missionaries of Our Lady Health System, Series 2005A, 5.250%, 8/15/31	8/15 at 100.00	A+		2,676,596

2,600	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004, 5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1		2,714,088

10,000	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2006A, 4.750%, 5/01/39 – AGM Insured (UB)	5/16 at 100.00	Aa1		10,163,900

1,270	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–		1,270,838
19,575	Total Louisiana				20,140,959
	Maine – 0.8%

5,930	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/41	7/21 at 100.00	Baa3		6,120,353
	Maryland – 0.3%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
1,050	5.250%, 9/01/27 – SYNCORA GTY Insured	9/16 at 100.00	BB+		963,701
1,750	5.250%, 9/01/28 – SYNCORA GTY Insured	9/16 at 100.00	BB+		1,600,708
2,800	Total Maryland				2,564,409
	Massachusetts – 2.6%

6,665	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Tender Option Bond Trust 3627, 13.546%, 7/01/29 (IF)	7/19 at 100.00	AA		7,273,248

425	Massachusetts Housing Finance Agency, Rental Housing Mortgage Revenue Bonds, Series 2001A, 5.800%, 7/01/30 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		425,034

8,000	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.250%, 1/01/23 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	8,767,600

2,335	Massachusetts Water Pollution Abatement Trust, Pooled Loan Program Bonds, Tender Option Bond Trust 2989, 13.314%, 8/01/38 (IF)	8/19 at 100.00	AAA		2,970,424
17,425	Total Massachusetts				19,436,306
	Michigan – 3.8%

12,130	Bay City, Bay County, Michigan, Unlimited Tax General Street Improvement Bonds, Series 1991, 0.000%, 6/01/21 – AMBAC Insured	No Opt. Call	A+		7,693,453

8,575	Charlotte Public School District, Easton County, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/29 – NPFG Insured	5/15 at 100.00	Aa2		8,822,818

2,995	Detroit, Michigan, General Obligation Bonds, Series 2003A, 5.250%, 4/01/16 – SYNCORA GTY Insured	4/13 at 100.00	BB		2,768,638

1,720	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 1997A, 6.100%, 10/01/33 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 100.00	AA		1,720,705

1,635	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	AA		1,662,435

365	Michigan State Hospital Finance Authority, Revenue Bonds, Trinity Health Care Group, Series 2006A, 5.000%, 12/01/31 (Pre-refunded 12/01/16)	12/16 at 100.00	N/R	(4)	430,295

5,455	Wayne County, Michigan, Airport Revenue Bonds, Detroit Metropolitan Airport, Series 2002D, 5.500%, 12/01/16 – FGIC Insured (Alternative Minimum Tax)	12/12 at 100.00	A2		5,583,356
32,875	Total Michigan				28,681,700

116	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.7%

$5,000	Mississippi Development Bank, Special Obligation Bonds, Gulfport Water and Sewer System Project, Series 2005, 5.250%, 7/01/24 – AGM Insured	No Opt. Call	AA+	$5,527,450
	Missouri – 3.0%

7,600	Bi-State Development Agency of the Missouri-Illinois Metropolitan District, Mass Transit Sales Tax Appropriation Bonds, Metrolink Cross County Extension Project, Series 2002B, 5.000%, 10/01/23 – AGM Insured	10/13 at 100.00	AA+	8,044,980

4,455	Missouri Health and Educational Facilities Authority, Revenue Bonds, Washington University, Tender Option Bond Trust 3604, 13.861%, 5/15/17 (IF)	No Opt. Call	AAA	5,668,007

	Saint Louis Municipal Finance Corporation, Missouri, Leasehold Revenue Bonds, Convention Center, Series 2010A:
5,000	0.000%, 7/15/31 – AGC Insured	No Opt. Call	AA–	1,543,400
7,000	0.000%, 7/15/32 – AGC Insured	No Opt. Call	AA–	1,991,080
6,250	0.000%, 7/15/33 – AGC Insured	No Opt. Call	AA–	1,669,500
7,000	0.000%, 7/15/34 – AGC Insured	No Opt. Call	AA–	1,755,670
6,000	0.000%, 7/15/35 – AGC Insured	No Opt. Call	AA–	1,415,940
2,000	0.000%, 7/15/36 – AGC Insured	No Opt. Call	AA–	443,020
45,305	Total Missouri			22,531,597
	Nevada – 1.2%

3,625	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Series 1999A, 6.100%, 12/01/38 – AMBAC Insured (Alternative Minimum Tax)	12/11 at 100.00	BBB+	3,626,196

2,000	Clark County, Nevada, Subordinate Lien Airport Revenue Bonds, Series 2004A-2, 5.125%, 7/01/25 – FGIC Insured	7/14 at 100.00	Aa3	2,042,300

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
4,070	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	N/R	784,696
2,000	5.375%, 1/01/40 – AMBAC Insured (5)	1/12 at 100.00	N/R	460,000

2,100	Henderson Redevelopment Agency, Nevada, Senior Lien Tax Allocation Bonds, Series 2002A, 5.250%, 10/01/25 – AMBAC Insured	10/12 at 101.00	BBB+	2,022,615
13,795	Total Nevada			8,935,807
	New Hampshire – 0.6%

3,305	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Tender Option Bond Trust 09-7W, 14.507%, 6/01/39 (IF) (6)	6/19 at 100.00	AA+	4,371,557
	New Jersey – 3.2%

	New Jersey Economic Development Authority, Revenue Bonds, Motor Vehicle Surcharge, Series 2004A:
1,775	5.000%, 7/01/22 – NPFG Insured	7/14 at 100.00	A	1,854,573
1,775	5.000%, 7/01/23 – NPFG Insured	7/14 at 100.00	A	1,848,343

2,150	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Refunding Series 2006A, 5.250%, 12/15/20	No Opt. Call	A+	2,457,816

	New Jersey Turnpike Authority, Revenue Bonds, Series 2003A:
6,500	5.000%, 1/01/19 – FGIC Insured	7/13 at 100.00	A+	6,880,120
4,000	5.000%, 1/01/23 – AGM Insured	7/13 at 100.00	AA+	4,200,000

	New Jersey Turnpike Authority, Revenue Bonds, Series 2005A:
3,000	5.000%, 1/01/21 – AGM Insured	1/15 at 100.00	AA+	3,209,370
3,315	5.000%, 1/01/25 – AGM Insured	1/15 at 100.00	AA+	3,478,396
22,515	Total New Jersey			23,928,618
	New Mexico – 0.6%

4,230	University of New Mexico, FHA-Insured Mortgage Hospital Revenue Bonds, Series 2004, 5.000%, 7/01/23 – AGM Insured	7/14 at 100.00	AA+	4,514,002

Nuveen Investments	117

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York – 4.7%

$1,880	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 8/01/23 – FGIC Insured	2/15 at 100.00	BBB		$2,041,454

4,955	Dormitory Authority of the State of New York, Revenue Bonds, New School University, Series 2010, 5.500%, 7/01/43 – AGM Insured	7/20 at 100.00	AA+		5,268,652

1,665	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Series 2005F, 5.000%, 3/15/24 – AMBAC Insured	3/15 at 100.00	AAA		1,833,198

	Dormitory Authority of the State of New York, State Personal Income Tax Revenue Bonds, Tender Option Bond Trust 3518:
2,000	13.341%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,377,700
2,335	13.329%, 2/15/33 (IF)	2/19 at 100.00	AAA		2,775,965

4,055	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Series 2006A, 4.500%, 2/15/47 – NPFG Insured	2/17 at 100.00	A		3,692,159

4,600	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/30	11/15 at 100.00	A		4,715,552

715	New York City Industrial Development Agency, New York, Revenue Bonds, Yankee Stadium Project PILOT, Series 2009A, 7.000%, 3/01/49 – AGC Insured	3/19 at 100.00	AA+		815,243

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005M, 5.000%, 4/01/26 – FGIC Insured	4/15 at 100.00	AA		5,360,500

135	New York City, New York, General Obligation Bonds, Series 1991B, 7.000%, 2/01/18 – AMBAC Insured	No Opt. Call	AA		135,730

1,035	New York State Thruway Authority, Highway and Bridge Trust Fund Bonds, Second General, Series 2005B, 5.000%, 4/01/24 – AMBAC Insured	10/15 at 100.00	AA		1,131,193

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2004A-1:
2,655	5.000%, 3/15/24 – FGIC Insured	3/14 at 100.00	AAA		2,853,621
1,515	5.000%, 3/15/25 – FGIC Insured	3/14 at 100.00	AAA		1,626,140
1,000	5.000%, 3/15/26 – FGIC Insured	3/14 at 100.00	AAA		1,058,040
33,545	Total New York				35,685,147
	North Carolina – 0.3%

1,780	Charlotte, North Carolina, Water and Sewer System Refunding Bonds, Tender Option Bond Trust 43W, 13.731%, 7/01/38 (IF) (6)	7/20 at 100.00	AAA		2,280,091
	North Dakota – 0.7%

5,000	Fargo, North Dakota, Health System Revenue Bonds, MeritCare Obligated Group, Series 2002A, 5.125%, 6/01/27 (Pre-refunded 6/01/12) – AMBAC Insured	6/12 at 100.00	A	(4)	5,141,600
	Ohio – 3.3%

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2:
1,130	5.125%, 6/01/24	6/17 at 100.00	BB–		870,676
1,420	5.875%, 6/01/30	6/17 at 100.00	BB–		1,073,634
1,370	5.750%, 6/01/34	6/17 at 100.00	BB–		994,291
3,145	5.875%, 6/01/47	6/17 at 100.00	BB–		2,234,145

1,000	Cleveland Municipal School District, Cuyahoga County, Ohio, General Obligation Bonds, Series 2004, 5.250%, 12/01/23 – AGM Insured	6/14 at 100.00	AA+		1,077,610

2,500	Columbus, Ohio, Tax Increment Financing Bonds, Easton Project, Series 2004A, 5.000%, 12/01/23 – AMBAC Insured	6/14 at 100.00	BBB+		2,582,400

8,505	Hamilton County, Ohio, Sales Tax Bonds, Subordinate Lien, Series 2006A, 4.250%, 12/01/32 – AMBAC Insured	12/16 at 100.00	A1		8,078,134

2,240	Marysville Exempt Village School District, Union County, Ohio, General Obligation Bonds, Series 2005, 5.000%, 12/01/24 – AGM Insured	12/15 at 100.00	AA+		2,421,126

2,640	Ross Local School District, Butler County, Ohio, General Obligation Bonds, Series 2003, 5.000%, 12/01/28 (Pre-refunded 12/01/13) – AGM Insured	12/13 at 100.00	Aa2	(4)	2,886,523

118	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio (continued)

$3,000	Trumbull County, Ohio, Multifamily Housing Revenue Bonds, Royal Mall Apartments, Series 2007, 5.000%, 5/20/49 (Alternative Minimum Tax)	11/17 at 102.00	Aaa		$2,987,310
26,950	Total Ohio				25,205,849
	Oregon – 0.4%

2,500	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2004A, 5.000%, 11/15/21 (Pre-refunded 11/15/14)	11/14 at 100.00	AAA		2,822,100
	Pennsylvania – 4.8%

710	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA		733,963

1,050	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Series 2006A, 5.000%, 12/01/26 – AMBAC Insured	6/16 at 100.00	AA–		1,109,073

12,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA+		10,191,720

4,980	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/23 – AGM Insured	9/14 at 100.00	AA+		5,139,111

7,000	Philadelphia, Pennsylvania, Airport Revenue Bonds, Series 2010A, 5.000%, 6/15/40 – AGM Insured	6/20 at 100.00	AA+		7,154,560

	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Hotel Room Excise Tax Revenue Bonds, Refunding Series 2010:
2,400	5.000%, 2/01/30 – AGM Insured	8/20 at 100.00	AA+		2,458,776
1,500	5.000%, 2/01/35 – AGC Insured	8/20 at 100.00	AA+		1,509,930

2,430	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/16 – NPFG Insured	9/15 at 100.00	A1		2,640,001

5,200	Radnor Township School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 11/15/28 – AGM Insured	5/15 at 100.00	Aa2		5,456,568
37,270	Total Pennsylvania				36,393,702
	Puerto Rico – 1.8%

1,250	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2003G, 5.250%, 7/01/18 (Pre-refunded 7/01/13) – FGIC Insured	7/13 at 100.00	Baa1	(4)	1,351,150

	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2001A:
2,550	5.500%, 7/01/16 – AGM Insured	No Opt. Call	AA+		2,823,819
3,000	5.500%, 7/01/17 – AGM Insured	No Opt. Call	AA+		3,318,840
3,440	5.500%, 7/01/18 – AGM Insured	No Opt. Call	AA+		3,817,712
2,250	5.500%, 7/01/19 – AGM Insured	No Opt. Call	AA+		2,508,548
12,490	Total Puerto Rico				13,820,069
	Rhode Island – 0.3%

550	Providence Housing Development Corporation, Rhode Island, FHA-Insured Section 8 Assisted Mortgage Revenue Refunding Bonds, Barbara Jordan Apartments, Series 1994A, 6.650%, 7/01/15 – NPFG Insured	1/12 at 100.00	Baa1		551,788

	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A:
725	6.125%, 6/01/32	6/12 at 100.00	BBB		725,319
800	6.250%, 6/01/42	6/12 at 100.00	BBB		734,040
2,075	Total Rhode Island				2,011,147
	South Carolina – 1.7%

2,105	Medical University Hospital Authority, South Carolina, FHA-Insured Mortgage Revenue Bonds, Series 2004A, 5.250%, 8/15/23 – NPFG Insured	8/14 at 100.00	Baa1		2,267,548

3,785	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 – AGM Insured	4/12 at 100.00	AA+		3,795,220

Nuveen Investments	119

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina (continued)

$6,565	Spartanburg County Health Service District, South Carolina, Hospital Revenue Refunding Bonds, Series 2002, 5.250%, 4/15/32 (Pre-refunded 4/15/12) – AGM Insured	4/12 at 100.00	AA+	(4)	$6,715,864
12,455	Total South Carolina				12,778,632
	Tennessee – 1.0%

3,550	Blount County Public Building Authority, Tennessee, Local Government Public Improvement Loan Bonds, Washington County, Series 2007B-12-A, 4.375%, 6/01/35 – SYNCORA GTY Insured	6/19 at 100.00	Aa2		3,630,408

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
720	5.000%, 7/01/16	No Opt. Call	BBB+		770,098
755	5.000%, 7/01/17	7/16 at 100.00	BBB+		798,171
1,600	5.500%, 7/01/36	7/16 at 100.00	BBB+		1,569,184

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA+		1,082,340
7,625	Total Tennessee				7,850,201
	Texas – 9.5%

5,280	Bexar County, Texas, Venue Project Revenue Bonds, Refunding Series 2010, 5.500%, 8/15/49 – AGM Insured	8/19 at 100.00	AA+		5,582,808

	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Refunding and Improvement Bonds, Series 2001A:
6,510	5.625%, 11/01/26 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+		6,516,575
3,135	5.500%, 11/01/31 – NPFG Insured (Alternative Minimum Tax)	1/12 at 100.00	A+		3,135,658

5,000	Harris County Hospital District, Texas, Revenue Bonds, Series 2007A, 5.250%, 2/15/42 – NPFG Insured	2/17 at 100.00	A1		5,069,800

	Harris County-Houston Sports Authority, Texas, Senior Lien Revenue Bonds, Series 2001G:
5,000	5.250%, 11/15/21 – NPFG Insured	11/11 at 100.00	Baa1		4,863,150
6,500	5.250%, 11/15/22 – NPFG Insured	11/11 at 100.00	Baa1		6,283,225
6,800	5.250%, 11/15/30 – NPFG Insured	11/11 at 100.00	Baa1		6,364,664
2,500	5.375%, 11/15/41 – NPFG Insured	11/11 at 100.00	Baa1		2,280,375

3,755	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 – NPFG Insured	3/12 at 100.00	AA		3,800,886

1,255	Houston, Texas, General Obligation Refunding Bonds, Series 2002, 5.000%, 3/01/25 (Pre-refunded 3/01/12) – NPFG Insured	3/12 at 100.00	Aa2	(4)	1,274,641

1,190	Mansfield, Texas, General Obligation Bonds, Series 2004A, 5.250%, 2/15/25 – AMBAC Insured	2/14 at 100.00	AA		1,281,202

9,030	Southwest Higher Education Authority Inc, Texas, Revenue Bonds, Southern Methodist University, Series 2009, 5.000%, 10/01/36	10/19 at 100.00	AA–		9,397,792

20,000	Texas Turnpike Authority, Central Texas Turnpike System Revenue Bonds, First Tier Series 2002A, 0.000%, 8/15/17 – AMBAC Insured	No Opt. Call	BBB+		16,111,397
75,955	Total Texas				71,962,173
	Utah – 1.0%

5,000	Emery County, Utah, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1993A, 5.650%, 11/01/23 – AMBAC Insured	5/12 at 100.00	A		5,005,300

6,830	Utah Transit Authority, Sales Tax Revenue Bonds, Series 2007A, 0.000%, 6/15/29 – NPFG Insured	6/17 at 55.29	Aa3		2,795,041
11,830	Total Utah				7,800,341
	Vermont – 0.0%

175	Vermont Housing Finance Agency, Single Family Housing Bonds, Series 2000-12A, 6.300%, 11/01/31 – AGM Insured	5/12 at 100.00	AA+		177,142
	Washington – 7.3%

5,040	Chelan County Public Utility District 1, Washington, Hydro Consolidated System Revenue Bonds, Series 2002A, 5.450%, 7/01/37 – AMBAC Insured (Alternative Minimum Tax)	7/12 at 100.00	AA		5,055,473

120	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$10,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Columbia Generating Station, Series 2002A, 5.750%, 7/01/18 – NPFG Insured	7/12 at 100.00	Aa1		$10,335,499

7,000	King County, Washington, General Obligation Sewer Bonds, Series 2005, 5.000%, 1/01/35 – FGIC Insured	No Opt. Call	AAA		7,215,320

2,335	King County, Washington, Sewer Revenue Bonds, Tender Option Bond Trust 3090, 13.341%, 7/01/32 – AGM Insured (IF)	7/17 at 100.00	AA+		2,717,543

6,000	Port of Seattle, Washington, Revenue Bonds, Series 1999A, 5.000%, 9/01/24 – FGIC Insured	9/12 at 100.00	A1		6,158,520

7,475	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999B, 6.250%, 9/01/26 – NPFG Insured (Alternative Minimum Tax)	12/11 at 100.00	Baa1		7,585,032

8,775	Port of Seattle, Washington, Special Facility Revenue Bonds, Terminal 18, Series 1999C, 6.000%, 9/01/20 – NPFG Insured (Alternative Minimum Tax)	3/12 at 100.00	Baa1		8,895,130

1,785	Port of Seattle, Washington, Subordinate Lien Revenue Bonds, Series 1999B, 5.500%, 9/01/16 – FGIC Insured (Alternative Minimum Tax)	9/12 at 100.00	A1		1,827,251

1,000	Snohomish County Public Utility District 1, Washington, Water Revenue Bonds, Refunding Series 2002, 5.500%, 12/01/22 (Pre-refunded 6/01/12) – FGIC Insured	6/12 at 100.00	AA	(4)	1,030,790

525	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002, 6.625%, 6/01/32	6/13 at 100.00	Baa1		531,589

3,335	Washington State, General Obligation Bonds, Tender Option Bond Trust 1121, 13.237%, 7/01/14 – AGM Insured (IF)	No Opt. Call	AA+		3,986,626
53,270	Total Washington				55,338,773
	Wisconsin – 1.9%

2,000	Superior, Wisconsin, Limited Obligation Revenue Refunding Bonds, Midwest Energy Resources Company, Series 1991E, 6.900%, 8/01/21 – FGIC Insured	No Opt. Call	A		2,479,120

5,000	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+		4,967,250

1,650	Wisconsin Public Power Incorporated System, Power Supply System Revenue Bonds, Series 2005A, 5.000%, 7/01/30 – AMBAC Insured	7/15 at 100.00	A1		1,691,234

5,000	Wisconsin, General Obligation Bonds, Series 2002G, 5.000%, 5/01/18 (Pre-refunded 5/01/13) – NPFG Insured	5/13 at 100.00	AA	(4)	5,345,350
13,650	Total Wisconsin				14,482,954
$856,630	Total Investments (cost $733,769,005) – 99.4%				751,273,974
	Floating Rate Obligations – (1.0)%				(7,495,000)
	Other Assets Less Liabilities – 1.6%				11,658,402
	Net Assets – 100%				$755,437,376

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment, or portion of investment, has been pledged to collateralize the net payment obligations for investments in inverse floating rate transactions.

N/R	Not rated.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

(UB)	Underlying bond of an inverse floating rate trust reflected as a financing transaction. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities for more information.

See accompanying notes to financial statements.

Nuveen Investments	121

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 2.1%

$7,440	Alabama Public School and College Authority, Capital Improvement Revenue Bonds, Series 2002A, 5.000%, 2/01/21	2/12 at 100.00	Aa1		$7,504,728

	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A:
3,000	5.250%, 11/15/16	11/15 at 100.00	Baa2		3,118,110
2,290	5.250%, 11/15/20	11/15 at 100.00	Baa2		2,288,305

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
750	5.000%, 11/15/12	No Opt. Call	A3		769,830
820	5.000%, 11/15/15	No Opt. Call	A3		870,545
2,925	5.000%, 11/15/16	11/15 at 100.00	A3		3,078,738

	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A:
10,200	5.250%, 1/01/12	No Opt. Call	BBB–		10,199,286
7,000	5.250%, 1/01/13	No Opt. Call	BBB–		6,999,230
10,000	5.250%, 1/01/14	No Opt. Call	BBB–		9,998,000

9,280	Jefferson County, Alabama, Sewer Revenue Capital Improvement Warrants, Series 2002D, 5.000%, 2/01/42 (Pre-refunded 8/01/12) – FGIC Insured	8/12 at 100.00	Aaa		9,604,893

1,645	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.000%, 12/01/14	No Opt. Call	A–		1,752,813
55,350	Total Alabama				56,184,478
	Alaska – 0.2%

4,275	Valdez, Alaska, Marine Terminal Revenue Refunding Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A		4,816,814
	Arizona – 2.7%

	Arizona Health Facilities Authority, Revenue Bonds, Blood Systems Inc., Series 2004:
2,695	4.000%, 4/01/13	No Opt. Call	A		2,785,202
1,000	5.000%, 4/01/17	4/14 at 100.00	A		1,042,940

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
5,000	5.000%, 7/01/19 – AGM Insured	No Opt. Call	AA+		5,768,950
5,015	5.000%, 7/01/20 – AGM Insured	No Opt. Call	AA+		5,756,719
6,130	5.000%, 7/01/21 – AGM Insured	1/20 at 100.00	AA+		6,910,165
7,500	5.000%, 7/01/22 – AGM Insured	1/20 at 100.00	AA+		8,360,400

6,000	Arizona Tourism and Sports Authority, Tax Revenue Bonds, Multipurpose Stadium Facility Project, Series 2003A, 5.375%, 7/01/19 (Pre-refunded 7/01/13) – NPFG Insured	7/13 at 100.00	A2	(4)	6,483,240

2,810	Glendale Industrial Development Authority, Arizona, Revenue Bonds, John C. Lincoln Health Network, Series 2005B, 5.250%, 12/01/20	12/15 at 100.00	BBB		2,848,778

2,740	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/14 (ETM)	No Opt. Call	N/R	(4)	3,019,042

9,720	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/40	No Opt. Call	A+		9,956,293

1,200	Pima County Industrial Development Authority, Arizona, Revenue Bonds, Tucson Electric Power Company, Refunding Series 2008, 5.750%, 9/01/29	1/15 at 100.00	BBB–		1,228,140

11,000	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2003, 5.000%, 12/01/14 – NPFG Insured	12/13 at 100.00	Aa2		11,895,840

3,925	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Tender Option Bond Trust 3284, 13.596%, 6/01/19 (IF)	No Opt. Call	Aa1		5,892,917
64,735	Total Arizona				71,948,626

122	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arkansas – 1.3%

$1,490	Conway, Arkansas, Restaurant Gross Receipts Tax Revenue Bonds, Series 2007, 5.000%, 12/01/22 – AGM Insured	12/15 at 100.00	AA+	$1,577,925

	Fayetteville, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006A:
6,730	5.000%, 11/01/17 – AGM Insured	11/16 at 100.00	AA+	7,770,323
6,740	4.500%, 11/01/19 – AGM Insured	11/16 at 100.00	AA+	7,426,536

5,330	Fort Smith, Arkansas, Sales and Use Tax Revenue Bonds, Series 2006, 4.000%, 9/01/13 – FGIC Insured	No Opt. Call	AA	5,635,516

	Fort Smith, Arkansas, Water and Sewer Revenue Bonds, Series 2007:
1,235	5.000%, 10/01/19 – FGIC Insured	10/17 at 100.00	A	1,409,135
1,000	5.000%, 10/01/21 – FGIC Insured	10/17 at 100.00	A	1,118,590

	Magnolia, Arkansas, Sales and Use Tax Revenue Bonds, Series 2007:
575	5.000%, 8/01/21 – CIFG Insured	8/17 at 100.00	N/R	621,000
1,130	5.000%, 8/01/22 – CIFG Insured	8/17 at 100.00	N/R	1,209,202
1,185	5.000%, 8/01/23 – CIFG Insured	8/17 at 100.00	N/R	1,262,807
1,245	5.000%, 8/01/24 – CIFG Insured	8/17 at 100.00	N/R	1,314,932

	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B:
1,270	5.000%, 2/01/14	No Opt. Call	Baa1	1,349,134
1,000	5.000%, 2/01/17	2/15 at 100.00	Baa1	1,060,910
1,165	5.000%, 2/01/18	2/15 at 100.00	Baa1	1,227,421
30,095	Total Arkansas			32,983,431
	California – 7.6%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
3,000	6.000%, 5/01/15 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	3,116,970
10,000	5.875%, 5/01/16 (Pre-refunded 5/01/12)	5/12 at 101.00	Aaa	10,383,600

7,500	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L, 5.000%, 5/01/17	No Opt. Call	AA–	8,766,825

2,620	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA–	2,901,467

6,755	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2008H, 5.125%, 7/01/22	7/15 at 100.00	A	7,110,043

	California State Public Works Board, Lease Revenue Bonds, Department of Corrections, Series 2003C:
8,075	5.500%, 6/01/14	12/13 at 100.00	A2	8,706,061
3,940	5.500%, 6/01/17	12/13 at 100.00	A2	4,164,225

	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G:
750	5.250%, 7/01/13	No Opt. Call	BBB	776,213
1,200	5.000%, 7/01/22	7/15 at 100.00	BBB	1,141,740

10,000	California Statewide Community Development Authority, Revenue Bonds, Sutter Health, Series 2007C, 5.000%, 8/15/38 – AMBAC Insured	8/17 at 100.00	AA–	9,948,100

	California, Economic Recovery Revenue Bonds, Series 2004A:
10,000	5.250%, 7/01/13	No Opt. Call	Aa3	10,779,500
5,835	5.250%, 7/01/14	No Opt. Call	Aa3	6,509,643

1,710	California, Economic Recovery Revenue Bonds, Series 2004A, 5.250%, 7/01/14 (ETM)	No Opt. Call	AAA	1,919,783

10,870	California, General Obligation Bonds, Series 2003, 5.250%, 2/01/14 – NPFG Insured	2/13 at 100.00	A1	11,426,327

6,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.250%, 7/01/21	7/19 at 100.00	Aa3	6,933,780

5,990	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1	6,194,139

1,120	Contra Costa County Public Financing Authority, California, Tax Allocation Revenue Bonds, Series 2003A, 5.500%, 8/01/23 – RAAI Insured	8/13 at 100.00	AA	1,035,765

Nuveen Investments	123

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Culver City Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Capital Appreciation Series 2011A:
$7,475	0.000%, 11/01/26	11/21 at 66.91	A		$2,421,900
4,095	0.000%, 11/01/28	11/21 at 56.33	A		1,106,223

535	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		575,500

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
7,500	5.000%, 6/01/17	No Opt. Call	Baa1		7,750,350
9,425	4.500%, 6/01/27	6/17 at 100.00	BBB–		7,626,710

4,405	Long Beach Financing Authority, California, Revenue Bonds, Series 1992, 6.000%, 11/01/17 – AMBAC Insured	No Opt. Call	N/R		4,679,652

5,025	Los Angeles Unified School District, California, General Obligation Bonds, Series 2003A, 5.250%, 7/01/19 (Pre-refunded 7/01/13) – AGM Insured	7/13 at 100.00	AA+	(4)	5,428,106

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
2,220	5.000%, 9/01/21 – AMBAC Insured	No Opt. Call	AA+		2,399,398
2,145	5.000%, 9/01/22 – AMBAC Insured	No Opt. Call	AA+		2,298,174
2,000	5.000%, 9/01/23 – AMBAC Insured	No Opt. Call	AA+		2,135,460

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.125%, 11/01/29	No Opt. Call	A		10,723,600

10,000	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009C, 6.125%, 11/01/29	No Opt. Call	A		10,723,600

6,000	Oakland State Building Authority, California, Lease Revenue Bonds, Elihu M. Harris State Office Building, Series 1998A, 5.000%, 4/01/23 – AMBAC Insured	4/12 at 100.00	A2		6,001,320

8,000	Palomar Pomerado Health, California, General Obligation Bonds, Convertible Capital Appreciation, Election 2004 Series 2010A, 0.000%, 8/01/40	8/30 at 100.00	AA		5,180,240

	Palomar Pomerado Health, California, General Obligation Bonds, Series 2009A:
1,815	0.000%, 8/01/21 – AGC Insured	No Opt. Call	AA		1,127,079
2,095	0.000%, 8/01/22 – AGC Insured	No Opt. Call	AA		1,199,911
4,075	0.000%, 8/01/23 – AGC Insured	No Opt. Call	AA		2,182,326

7,000	Placentia-Yorba Linda Unified School District, Orange County, California, Certificates of Participation, Series 2011, 0.000%, 10/01/25 – AGM Insured	10/21 at 100.00	AA–		5,550,440

5,350	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011B, 0.000%, 8/01/34	No Opt. Call	Aa2		1,353,069

	Riverside County Redevelopment Agency, California, Jurupa Valley Project Area 2011 Tax Allocation Bonds Series B:
2,115	0.000%, 10/01/34	No Opt. Call	A–		398,720
2,000	0.000%, 10/01/36	No Opt. Call	A–		325,960

5,000	Sacramento County, California, Airport System Revenue Bonds, Senior Lien Series 20010, 5.000%, 7/01/40	7/20 at 100.00	A		5,068,100

4,505	Santa Ana Financing Authority, California, Lease Revenue Bonds, Police Administration and Housing Facility, Series 1994A, 6.250%, 7/01/24 – NPFG Insured	No Opt. Call	Baa1		4,884,952

8,000	University of California, General Revenue Bonds, Series 2005F, 5.000%, 5/15/19 – AGM Insured	5/13 at 101.00	AA+		8,559,280

120	Yuba County Water Agency, California, Yuba River Development Revenue Bonds, Pacific Gas and Electric Company, Series 1966A, 4.000%, 3/01/16	3/12 at 100.00	Baa1		118,254
216,265	Total California				201,632,505

124	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado – 2.0%

$16,830	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006A, 5.000%, 9/01/26	9/16 at 100.00	AA		$17,341,969

6,725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/22	9/17 at 100.00	BBB		6,756,204

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/16	No Opt. Call	A–		1,076,500
1,000	5.250%, 6/01/18	6/16 at 100.00	A–		1,065,540

10,075	Denver City and County, Colorado, Airport Revenue Bonds, Series 2006, 5.000%, 11/15/19 – FGIC Insured	11/16 at 100.00	A+		11,166,727

5,775	Denver Convention Center Hotel Authority, Colorado, Revenue Bonds, Convention Center Hotel, Senior Lien Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – SYNCORA GTY Insured	12/13 at 100.00	N/R	(4)	6,270,206

5,000	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007B-1, 5.500%, 9/01/24 – NPFG Insured	9/15 at 100.00	Baa1		4,972,300

10,000	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004B, 0.000%, 3/01/36 – NPFG Insured	9/20 at 41.72	Baa1		1,805,400

975	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3		993,418
57,380	Total Colorado				51,448,264
	Connecticut – 0.1%

3,470	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A, 5.500%, 1/01/20 (Alternative Minimum Tax)	1/12 at 100.00	BBB		3,469,688
	District of Columbia – 1.7%

	District of Columbia Tobacco Settlement Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2001:
3,550	5.800%, 5/15/13	5/12 at 100.00	A1		3,594,091
3,730	5.875%, 5/15/14	5/12 at 100.00	A1		3,775,879
7,440	6.250%, 5/15/24	11/11 at 101.00	A1		7,443,646
2,920	6.500%, 5/15/33	No Opt. Call	Baa1		3,048,130

10,065	District of Columbia Water and Sewerage Authority, Public Utility Revenue Bonds, Series 1998, 5.500%, 10/01/18 – AGM Insured	No Opt. Call	AA+		12,250,011

11,530	District of Columbia, General Obligation Bonds, Series 2003B, 5.000%, 6/01/15 – AMBAC Insured	6/13 at 100.00	Aa2		12,155,272

	District of Columbia, Hospital Revenue Bonds, Sibley Memorial Hospital, Series 2009:
420	6.500%, 10/01/20	10/19 at 100.00	A		496,415
1,715	6.500%, 10/01/23	10/19 at 100.00	A		1,964,584
825	6.500%, 10/01/24	10/19 at 100.00	A		933,661
42,195	Total District of Columbia				45,661,689
	Florida – 6.7%

5,000	Broward County School Board, Florida, Certificates of Participation, Series 2003, 5.000%, 7/01/23 – NPFG Insured	7/13 at 100.00	Aa3		5,096,550

2,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+		2,155,460

1,070	Citrus County Hospital Board, Florida, Revenue Bonds, Citrus Memorial Hospital, Refunding Series 2002, 6.250%, 8/15/23	8/13 at 100.00	Ba2		980,858

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
12,485	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		13,417,130
33,060	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		35,720,999

Nuveen Investments	125

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$5,000	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 2002B, 5.375%, 6/01/17	6/12 at 101.00	AAA		$5,186,750

7,695	Florida State Turnpike Authority, Turnpike Revenue Bonds, Department of Transportation, Series 2003A, 5.000%, 7/01/16 – AGM Insured	7/13 at 101.00	AA+		8,272,048

7,215	Hillsborough County, Florida, Capital Improvement Program Revenue Bonds, Junior Lien Refunding Series 2003, 5.000%, 8/01/13 – FGIC Insured	No Opt. Call	Aa2		7,787,582

5,000	Key West Utility Board, Florida, Electric System Revenue Refunding Bonds, Series 2000, 6.000%, 10/01/12 – AMBAC Insured	No Opt. Call	A2		5,233,750

720	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 1998A, 5.000%, 10/01/24 – FGIC Insured (Alternative Minimum Tax)	4/12 at 100.00	A2		720,223

6,475	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2010B, 5.000%, 10/01/41	10/20 at 100.00	A2		6,477,007

5,000	Miami-Dade County, Florida, Public Facilities Revenue Bonds, Jackson Health System, Series 2005B, 5.000%, 6/01/25 – NPFG Insured	6/15 at 100.00	Aa3		5,008,550

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquistion, Series 2010E:
1,575	4.000%, 4/01/16	No Opt. Call	Aa3		1,700,575
1,975	5.000%, 4/01/21	4/20 at 100.00	Aa3		2,166,654
5,000	5.250%, 4/01/30	4/20 at 100.00	Aa3		5,205,000

5,750	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	6,077,865

4,150	Orlando Utilities Commission, Florida, Water and Electric Revenue Refunding Bonds, Series 2003B, 5.000%, 10/01/16	4/13 at 100.00	Aa1		4,385,637

10,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+		11,040,000

7,540	Palm Beach County, Florida, Airport System Revenue Bonds, Series 2002, 5.750%, 10/01/13 – NPFG Insured	No Opt. Call	A		8,127,441

10,300	Port St. Lucie, Florida, Utility System Revenue Bonds, Series 2006A, 5.000%, 9/01/26 – NPFG Insured	9/16 at 100.00	Aa3		10,731,982

22,905	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/27	8/17 at 100.00	AA		23,593,295

6,020	Tampa Sports Authority, Hillsborough County, Florida, Local Option Sales Tax Payments Revenue Bonds, Stadium Project, Series 2005, 5.000%, 1/01/20 – AGM Insured	1/15 at 100.00	AA+		6,535,613
165,935	Total Florida				175,620,969
	Georgia – 0.1%

2,275	Atlanta, Georgia, Tax Allocation Bonds, Beltline Project Series 2008A. Remarketed, 7.500%, 1/01/31	1/19 at 100.00	N/R		2,408,725

1,000	Coffee County Hospital Authority, Georgia, Revenue Bonds, Coffee County Regional Medical Center, Series 2004, 5.000%, 12/01/15	12/14 at 100.00	BBB–		1,046,670
3,275	Total Georgia				3,455,395
	Idaho – 0.1%

	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006:
450	5.250%, 9/01/16	No Opt. Call	BB+		444,308
1,300	5.250%, 9/01/20	9/16 at 100.00	BB+		1,247,103
1,750	Total Idaho				1,691,411
	Illinois – 7.9%

17,535	Chicago Housing Authority, Illinois, Revenue Bonds, Capital Fund Program, Series 2001, 5.375%, 7/01/19 (Pre-refunded 7/01/12)	7/12 at 100.00	Aaa		18,133,820

126	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$4,415	Chicago Metropolitan Water Reclamation District, Illinois, General Obligation Bonds, Tender Option Bonds Trust 1130, 13.390%, 6/01/14 (IF)	No Opt. Call	AAA		$5,488,110

9,100	Chicago Public Building Commission, Illinois, General Obligation Lease Bonds, Chicago Transit Authority, Series 2003, 5.250%, 3/01/22 (Pre-refunded 3/01/13) – AMBAC Insured	3/13 at 100.00	N/R	(4)	9,680,216

	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011:
3,220	5.250%, 12/01/25 (WI/DD, Settling 11/04/11)	12/21 at 100.00	AA		3,491,349
1,920	5.250%, 12/01/26 (WI/DD, Settling 11/04/11)	12/21 at 100.00	AA		2,068,704

7,010	Chicago, Illinois, General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1993A, 5.000%, 1/01/16	1/12 at 100.00	AA		7,028,717

10,000	Chicago, Illinois, Second Lien General Airport Revenue Refunding Bonds, O’Hare International Airport, Series 1999, 5.500%, 1/01/17 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	AA–		10,054,400

20,050	Cook County, Illinois, General Obligation Bonds, Series 2004A, 5.000%, 11/15/17 – AMBAC Insured	5/14 at 101.00	AA		21,500,217

6,500	Cook County, Illinois, General Obligation Refunding Bonds, Series 2002D, 5.250%, 11/15/19 – AMBAC Insured	11/12 at 100.00	AA		6,657,430

1,850	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.400%, 4/01/27	4/17 at 100.00	Baa2		1,830,834

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB		5,230,500

3,510	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B, 5.000%, 5/01/25	No Opt. Call	Baa3		3,406,069

600	Illinois Health Facilities Authority, Revenue Bonds, Condell Medical Center, Series 2002, 5.250%, 5/15/12 (ETM)	No Opt. Call	Aaa		616,050

7,410	Illinois Health Facilities Authority, Revenue Refunding Bonds, University of Chicago Hospitals, Series 2003, 5.000%, 8/15/14 – NPFG Insured	8/13 at 100.00	AA–		7,876,089

50	Illinois State, General Obligation Bonds, Refunding Series 2006, 5.000%, 1/01/13	No Opt. Call	A+		52,227

530	Illinois State, General Obligation Bonds, Refunding Series 2007B, 5.000%, 1/01/16	No Opt. Call	A+		585,088

	Illinois State, General Obligation Bonds, Refunding Series 2010:
505	5.000%, 1/01/16	No Opt. Call	A+		557,490
1,445	5.000%, 1/01/18	No Opt. Call	A+		1,604,398
5,965	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA+		6,573,191
17,025	5.000%, 1/01/19	No Opt. Call	A+		18,647,483

2,590	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/18	No Opt. Call	A+		2,755,812

	Illinois State, General Obligation Bonds, Series 2006A:
800	5.000%, 6/01/16	No Opt. Call	A+		887,368
1,000	5.000%, 6/01/17	No Opt. Call	A+		1,114,220
10,000	5.000%, 6/01/18	No Opt. Call	A+		11,107,600

1,000	Illinois State, General Obligation Bonds, Series 2006, 5.000%, 1/01/27	1/16 at 100.00	A+		1,012,870

1,000	Illinois State, General Obligation Bonds, Series 2009A, 5.000%, 9/01/34	9/18 at 100.00	A+		999,260

1,760	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002, 5.000%, 10/01/16 – NPFG Insured	10/12 at 100.00	A+		1,824,152

	Kane County Community Unit School District 304 Geneva, Illinois, General Obligation Bonds, Series 2007A:
8,570	9.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+		12,726,364
5,150	9.000%, 1/01/25 – AGM Insured	No Opt. Call	AA+		8,034,618

23,000	Metropolitan Pier and Exposition Authority, Illinois, Revenue Bonds, McCormick Place Expansion Project, Series 2002A, 5.750%, 6/15/41 – NPFG Insured	6/12 at 101.00	AAA		23,212,290

Nuveen Investments	127

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$1,788	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R		$1,741,566

10,750	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, Limited Tax General Obligation Lease Certificates, Series 2011, 7.000%, 10/15/22	10/19 at 103.00	BBB+		11,186,988
191,048	Total Illinois				207,685,490
	Indiana – 0.7%

3,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Methodist Hospitals Inc., Series 2001, 5.375%, 9/15/22	3/12 at 100.00	BBB		2,807,220

2,800	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006, 5.500%, 7/01/21 – NPFG Insured	No Opt. Call	A+		3,306,156

5,000	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Series 2007B, 5.250%, 7/01/23 – NPFG Insured	No Opt. Call	A+		5,798,150

2,760	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1994A Remarketed, 5.850%, 4/01/19 – NPFG Insured	No Opt. Call	Baa1		3,139,031

1,585	Southwind Housing Inc., Evansville, Indiana, First Mortgage Revenue Bonds, Series 1978A, 7.125%, 11/15/21 (ETM)	5/12 at 100.00	N/R	(4)	1,985,815

5,210	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Madison Center Inc., Series 2005, 5.000%, 2/15/17 (5)	2/15 at 100.00	N/R		893,411
20,355	Total Indiana				17,929,783
	Iowa – 1.1%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
1,000	5.250%, 6/15/25	No Opt. Call	A2		1,043,760
2,000	5.250%, 6/15/26	No Opt. Call	A2		2,073,540
3,135	5.250%, 6/15/27	No Opt. Call	A2		3,225,664
2,000	5.375%, 6/15/28	No Opt. Call	A2		2,065,320
2,035	5.500%, 6/15/29	No Opt. Call	A2		2,103,274

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,830	5.000%, 1/01/23 – AGM Insured	1/21 at 100.00	AA+		2,012,689
1,890	5.000%, 1/01/24 – AGM Insured	1/21 at 100.00	AA+		2,055,677
1,520	5.000%, 1/01/25 – AGM Insured	1/21 at 100.00	AA+		1,635,003
1,000	5.000%, 1/01/26 – AGM Insured	No Opt. Call	AA+		1,066,960

	Iowa Finance Authority, Health Facility Revenue Bonds, Care Initiatives Project, Series 2006A:
1,290	5.250%, 7/01/13	No Opt. Call	BB+		1,284,427
2,235	5.250%, 7/01/14	No Opt. Call	BB+		2,209,163
4,460	5.250%, 7/01/15	No Opt. Call	BB+		4,363,842
2,000	5.250%, 7/01/16	No Opt. Call	BB+		1,930,100
820	5.000%, 7/01/19	7/16 at 100.00	BB+		741,050
27,215	Total Iowa				27,810,469
	Kansas – 0.5%

7,500	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	A+		7,711,575

3,175	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		3,284,950

5,590	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB		3,357,130
16,265	Total Kansas				14,353,655

128	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Kentucky – 1.4%

$6,175	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA+	$6,604,904

20,670	Kentucky State Property and Buildings Commission, Revenue Bonds, Project 83, Series 2004, 5.000%, 10/01/18 – AMBAC Insured	No Opt. Call	Aa3	24,083,030

7,000	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.250%, 6/01/28	6/21 at 100.00	Aa3	7,520,380
33,845	Total Kentucky			38,208,314
	Louisiana – 3.0%

	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B:
9,000	5.250%, 6/01/13 – AMBAC Insured	No Opt. Call	A–	9,456,930
12,180	5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	13,016,035

10,255	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 6.375%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	11,429,813

2,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5), (6)	12/17 at 100.00	N/R	950,060

	Louisiana Public Facilities Authority, Revenue Bonds, Ochsner Clinic Foundation Project, Series 2007A:
2,015	5.000%, 5/15/16	No Opt. Call	Baa1	2,167,959
5,155	5.000%, 5/15/20	5/17 at 100.00	Baa1	5,313,155

	Louisiana State, Gasoline and Fuels Tax Revenue Bonds, Series 2005A:
2,755	5.250%, 5/01/18 – FGIC Insured	5/15 at 100.00	Aa1	3,050,887
5,500	5.000%, 5/01/24 – FGIC Insured	5/15 at 100.00	Aa1	5,896,000
7,220	5.000%, 5/01/26 – FGIC Insured	5/15 at 100.00	Aa1	7,639,265

5,030	New Orleans, Louisiana, Refunding Certificates of Indebtedness, Series 1998B, 5.000%, 12/01/12 – AGM Insured	12/11 at 100.00	AA+	5,041,318

2,400	St. Martin Parish, Louisiana, Industrial Development Revenue Bonds, Cargill Inc., Series 2004, 4.350%, 10/01/12	No Opt. Call	A	2,461,560

12,950	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–	12,958,547
76,460	Total Louisiana			79,381,529
	Maine – 0.2%

	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011:
1,000	6.750%, 7/01/36	7/21 at 100.00	Baa3	1,039,430
3,850	6.750%, 7/01/41	7/21 at 100.00	Baa3	3,973,585
4,850	Total Maine			5,013,015
	Maryland – 0.1%

565	Maryland Community Development Administration, Housing Revenue Bonds, Series 1996A, 5.875%, 7/01/16	1/12 at 100.00	Aa2	566,266

250	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	248,613

2,000	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.250%, 7/01/24	7/19 at 100.00	A	2,126,880
2,815	Total Maryland			2,941,759
	Massachusetts – 5.5%

3,500	Massachusetts Bay Transportation Authority, General Obligation Transportation System Bonds, Series 1991A, 7.000%, 3/01/21 – FGIC Insured	No Opt. Call	AA+	4,237,345

Nuveen Investments	129

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

$8,140	Massachusetts Bay Transportation Authority, Sales Tax Revenue Bonds, Senior Lien Series 2002A, 5.250%, 7/01/15 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 100.00	AAA		$8,405,038

10,000	Massachusetts Bay Transportation Authority, Senior Lien Sales Tax Revenue Refunding Bonds, Series 2004B, 5.250%, 7/01/20	No Opt. Call	AAA		12,152,300

	Massachusetts Development Finance Agency, Revenue Bonds, Orchard Cove, Series 2007:
1,940	5.000%, 10/01/17	No Opt. Call	N/R		1,833,397
515	5.000%, 10/01/18	10/17 at 100.00	N/R		478,718

470	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, New England Medical Center Hospitals, Series 2002H, 5.000%, 5/15/25 (Pre-refunded 5/15/12) – FGIC Insured	5/12 at 100.00	N/R	(4)	482,093

	Massachusetts Industrial Finance Agency, Resource Recovery Revenue Refunding Bonds, Ogden Haverhill Project, Series 1998A:
1,500	5.450%, 12/01/12 (Alternative Minimum Tax)	12/11 at 100.00	A–		1,500,780
1,825	5.500%, 12/01/13 (Alternative Minimum Tax)	12/11 at 100.00	A–		1,830,895

1,465	Massachusetts Port Authority, Special Facilities Revenue Bonds, Delta Air Lines Inc., Series 2001A, 5.000%, 1/01/27 – AMBAC Insured (Alternative Minimum Tax)	1/12 at 100.00	N/R		1,109,078

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2001D, 5.500%, 11/01/14	No Opt. Call	AA+		11,384,400

12,500	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003A, 5.000%, 1/01/21 (Pre-refunded 1/01/13)	1/13 at 100.00	AA+	(4)	13,148,125

7,040	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2003C, 5.000%, 8/01/21 (Pre-refunded 8/01/13)	8/13 at 100.00	AA+	(4)	7,579,405

10,000	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2004D, 5.000%, 12/01/22 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	AA+	(4)	11,247,900

29,290	Massachusetts, General Obligation Bonds, Series 2004C, 5.500%, 12/01/16 – AGM Insured	No Opt. Call	AA+		35,099,964

	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A:
20,835	5.000%, 12/15/12 – AGM Insured	No Opt. Call	AAA		21,921,754
12,000	5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA		13,117,080
131,020	Total Massachusetts				145,528,272
	Michigan – 4.0%

9,295	Detroit Water Supply System, Michigan, Water Supply System Revenue Bonds, Series 2006A, 5.000%, 7/01/19 – AGM Insured	7/16 at 100.00	AA+		9,808,084

7,780	Detroit, Michigan, General Obligation Bonds, Series 2004B-1, 5.250%, 4/01/17 – AMBAC Insured	4/14 at 100.00	BB		7,066,652

9,995	Detroit, Michigan, Sewage Disposal System Revenue Bonds, Series 2001D-2, 5.500%, 7/01/32 (Mandatory put 1/01/12) – NPFG Insured	7/12 at 100.00	A		9,742,526

7,500	Dickinson County Economic Development Corporation, Michigan, Environmental Improvement Revenue Bonds, International Paper Company, Series 2002A, 5.750%, 6/01/16	6/12 at 100.00	BBB		7,648,275

7,050	Dickinson County Economic Development Corporation, Michigan, Pollution Control Revenue Bonds, International Paper Company, Series 2004A, 4.800%, 11/01/18	11/14 at 100.00	BBB		7,311,132

1,080	Kent Hospital Finance Authority, Michigan, Revenue Bonds, Metropolitan Hospital, Series 2005A, 5.500%, 7/01/14	No Opt. Call	BB+		1,087,355

	Michigan Hospital Financing Authority, Revenue Bonds, Oakwood Obligated Group, Series 2007A:
2,000	5.000%, 7/15/18	7/17 at 100.00	A		2,127,660
3,530	5.000%, 7/15/19	7/17 at 100.00	A		3,706,076

1,250	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R		1,260,850

130	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$8,860	Michigan Municipal Bond Authority, General Obligation Bonds, Detroit City School District, Series 2005, 5.000%, 6/01/18 – AGM Insured	6/15 at 100.00	AA+	$9,215,818

3,530	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/15 – AGM Insured	10/13 at 100.00	AA+	3,804,210

5,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.000%, 10/15/28	No Opt. Call	Aa3	5,291,300

5,425	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-II-A, 5.000%, 10/15/28	No Opt. Call	Aa3	5,741,061

1,500	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/23	11/19 at 100.00	AA+	1,678,905

	Monroe County Hospital Finance Authority, Michigan, Mercy Memorial Hospital Corporation Revenue Bonds, Series 2006:
1,080	5.000%, 6/01/14	No Opt. Call	BBB–	1,100,110
1,260	5.500%, 6/01/17	6/16 at 100.00	BBB–	1,294,801
1,330	5.500%, 6/01/18	6/16 at 100.00	BBB–	1,359,606

1,470	Saginaw Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Covenant Medical Center, Series 2004G, 5.000%, 7/01/12	No Opt. Call	A	1,497,989

	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011:
4,885	5.000%, 5/01/20	No Opt. Call	Aa2	5,470,028
4,845	5.000%, 5/01/21	11/20 at 100.00	Aa2	5,385,750
3,845	5.000%, 5/01/22	11/20 at 100.00	Aa2	4,232,422

1,485	Wayne Charter County, Michigan, General Obligation Bonds, Building Improvements, Series 2009A, 6.750%, 11/01/39	12/19 at 100.00	A3	1,591,237

8,000	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,733,600
101,995	Total Michigan			106,155,447
	Minnesota – 1.0%

9,275	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1	9,913,955

1,000	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993B, 8.500%, 9/01/19	8/12 at 101.00	A1	1,068,890

1,710	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A, 5.000%, 2/01/27	No Opt. Call	AA+	1,905,949

3,130	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 5.250%, 12/01/11	No Opt. Call	A3	3,141,925

1,215	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	1,355,004

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Facilities Revenue Bonds, HealthPartners Obligated Group, Series 2006, 5.250%, 5/15/21	11/16 at 100.00	A3	1,051,110

475	Saint Paul Port Authority, Minnesota, Lease Revenue Bonds, Regions Hospital Parking Ramp Project, Series 2007-1, 5.000%, 8/01/21	8/16 at 100.00	N/R	484,576

	St. Paul Housing and Redevelopment Authority, Minnesota, Healthcare Revenue Bonds, Gillette Children’s Specialty Healthcare, Series 2005:
225	5.000%, 2/01/12	No Opt. Call	N/R	225,961
375	5.000%, 2/01/13	No Opt. Call	N/R	382,924
400	5.000%, 2/01/14	No Opt. Call	N/R	412,688
300	5.000%, 2/01/15	No Opt. Call	N/R	310,761

2,670	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005, 5.750%, 11/15/21	11/15 at 100.00	BB+	2,677,529

2,570	St. Paul Port Authority, Minnesota, Lease Revenue Bonds, Office Building at Cedar Street, Series 2003, 5.000%, 12/01/13	No Opt. Call	AA	2,805,720

1,150	White Earth Band of Chippewa Indians, Minnesota, Revenue Bonds, Series 2000A, 7.000%, 12/01/11 – ACA Insured	No Opt. Call	N/R	1,152,806
25,495	Total Minnesota			26,889,798

Nuveen Investments	131

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 0.7%

$8,660	Mississippi Business Finance Corporation, Pollution Control Revenue Refunding Bonds, System Energy Resources Inc. Project, Series 1998, 5.875%, 4/01/22	4/12 at 100.00	BBB	$8,703,300

10,140	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/20	8/17 at 100.00	A–	10,744,750
18,800	Total Mississippi			19,448,050
	Missouri – 3.1%

	Cape Girardeau County Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Southeast Missouri Hospital Association, Series 2007:
1,245	5.000%, 6/01/18	6/17 at 100.00	N/R	1,295,510
3,030	5.000%, 6/01/20	6/17 at 100.00	N/R	3,099,145

	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006:
1,290	4.250%, 3/01/12	No Opt. Call	BBB+	1,299,185
1,465	4.400%, 3/01/15	No Opt. Call	BBB+	1,523,834
1,515	4.450%, 3/01/16	No Opt. Call	BBB+	1,577,160

6,020	Joplin Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Freeman Health System, Series 2004, 5.500%, 2/15/19	2/15 at 102.00	BBB+	6,337,916

2,100	Kansas City Industrial Development Authority, Missouri, Retirement Center Revenue Refunding and Improvement Bonds, Kingswood Project, Series 1998A, 5.800%, 11/15/17	11/11 at 100.00	N/R	2,038,659

13,180	Kansas City, Missouri, Airport Revenue Bonds, General Improvement Projects, Series 2003B, 5.375%, 9/01/15 – FGIC Insured	9/12 at 100.00	A+	13,591,611

	Lees Summit Industrial Development Authority, Missouri, Revenue Bonds, John Knox Village Obligated Group, Series 2007A:
1,630	5.000%, 8/15/12	No Opt. Call	N/R	1,655,607
1,700	5.000%, 8/15/13	No Opt. Call	N/R	1,752,853

2,330	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A3	2,595,667

14,380	Missouri State Board of Public Building, Special Obligation Bonds, Series 2003A, 5.000%, 10/15/16	10/13 at 100.00	AA+	15,538,453

500	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Series 2005A, 5.100%, 11/01/19	11/14 at 100.00	N/R	488,270

	St. Louis, Missouri, Airport Revenue Bonds, Lambert – St. Louis International Airport, Series 2005:
10,000	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–	11,177,400
14,780	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A–	16,541,037
75,165	Total Missouri			80,512,307
	Nevada – 1.3%

16,000	Clark County, Nevada, Airport Revenue Bonds, Subordinte Lien Series 2010B, 5.750%, 7/01/42	1/20 at 100.00	Aa3	17,177,920

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
2,795	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	D	637,260
2,870	0.000%, 1/01/12 – AMBAC Insured	No Opt. Call	N/R	654,360
3,210	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	N/R	583,899
65	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	N/R	10,511
1,495	0.000%, 1/01/22 – AMBAC Insured	No Opt. Call	N/R	190,015
1,425	0.000%, 1/01/26 – AMBAC Insured	No Opt. Call	N/R	142,500
1,800	0.000%, 1/01/29 – AMBAC Insured	No Opt. Call	N/R	150,840

1,890	Henderson Local Improvement District T-4C, Nevada, Limited Obligation Refunding Bonds, Green Valley Properties, Series 1999A, 5.900%, 11/01/18	5/12 at 100.00	N/R	1,893,308

3,000	Las Vegas Paiute Tribe, Nevada, Revenue Bonds, Series 2002A, 6.625%, 11/01/17 – ACA Insured	10/12 at 101.00	N/R	2,393,160

132	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada (continued)

$10,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/25	6/21 at 100.00	AA+		$10,818,200
44,550	Total Nevada				34,651,973
	New Hampshire – 0.3%

	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Catholic Medical Center, Series 2006:
405	5.000%, 7/01/14	No Opt. Call	BBB+		422,893
430	5.000%, 7/01/15	No Opt. Call	BBB+		452,373
445	5.000%, 7/01/16	No Opt. Call	BBB+		469,270

5,660	New Hampshire Health and Education Facilities Authority, Revenue Bonds, Dartmouth College, Series 2009, 5.250%, 6/01/39	6/19 at 100.00	AA+		6,268,846

	New Hampshire Health and Education Facilities Authority, Revenue Bonds, The Memorial Hospital, Series 2006:
415	5.250%, 6/01/13	No Opt. Call	Baa3		426,641
1,000	5.250%, 6/01/21	6/16 at 100.00	Baa3		1,003,710
8,355	Total New Hampshire				9,043,733
	New Jersey – 5.2%

1,130	Camden County Improvement Authority, New Jersey, Revenue Bonds, Cooper Health System, Series 2005A, 5.000%, 2/15/13	No Opt. Call	BBB		1,163,821

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
7,860	5.375%, 6/15/15	No Opt. Call	BBB		8,409,414
4,125	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa3		4,454,010
1,500	5.625%, 6/15/19	7/12 at 100.00	BBB		1,500,525

3,145	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Capital Health System Obligated Group, Series 2003A, 5.500%, 7/01/12 (ETM)	No Opt. Call	N/R	(4)	3,246,175

400	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Children’s Specialized Hospital, Series 2005A, 5.000%, 7/01/18	7/15 at 100.00	Baa3		411,156

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005B:
31,175	5.250%, 12/15/15 – AMBAC Insured	No Opt. Call	A+		35,499,596
8,040	5.250%, 12/15/17 – FGIC Insured	12/15 at 100.00	A+		8,987,996

10,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/23	No Opt. Call	A+		11,135,000

6,340	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.500%, 6/01/12 (ETM)	No Opt. Call	AAA		6,534,448

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002:
100	5.000%, 6/01/14 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		102,776
100	5.000%, 6/01/15 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		102,776
9,535	5.750%, 6/01/16 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		9,841,360
6,925	5.375%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		7,132,335
1,075	5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		1,109,540

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
19,445	4.500%, 6/01/23	6/17 at 100.00	BBB		17,716,534
25,000	5.000%, 6/01/29	6/17 at 100.00	BBB–		18,829,000
135,895	Total New Jersey				136,176,462
	New York – 8.0%

4,055	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.000%, 7/15/30	1/20 at 100.00	BBB–		4,215,537

Nuveen Investments	133

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

	Dormitory Authority of the State of New York, Mortgage Insurance Fund Project Pool Bonds, State of New York Mortgage Agency – AIDS Long Term Health Care Facility, Series 2005:
$1,450	5.000%, 11/01/13	1/12 at 100.00	Aa1		$1,455,162
720	5.000%, 11/01/14	11/14 at 100.00	Aa1		722,506

15,500	Dormitory Authority of the State of New York, New York City, Lease Revenue Bonds, Court Facilities, Series 2003A, 5.500%, 5/15/18 (Pre-refunded 5/15/13)	5/13 at 100.00	AA–	(4)	16,726,515

5,125	Dormitory Authority of the State of New York, Revenue Bonds, Marymount Manhattan College, Series 2009, 5.000%, 7/01/24	7/19 at 100.00	Baa2		5,282,594

8,200	Dormitory Authority of the State of New York, Revenue Bonds, School Districts Financing Program, Series 2002E, 5.500%, 10/01/17 – NPFG Insured	10/12 at 100.00	A+		8,523,080

7,050	Dormitory Authority of the State of New York, State and Local Appropriation Lease Bonds, Upstate Community Colleges, Series 2005A, 5.500%, 7/01/20 – FGIC Insured	No Opt. Call	AA–		8,380,053

11,500	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 2003B, 5.250%, 12/01/13	No Opt. Call	A–		12,546,615

10,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2006F, 5.000%, 5/01/18 – NPFG Insured	11/16 at 100.00	A–		11,254,300

15,310	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005B, 5.000%, 11/15/16 – AMBAC Insured	11/15 at 100.00	A		17,038,193

2,000	New York City Industrial Development Agency, New York, American Airlines-JFK International Airport Special Facility Revenue Bonds, Series 2005, 7.750%, 8/01/31 (Alternative Minimum Tax)	8/16 at 101.00	B–		1,857,220

890	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		883,174

10,025	New York City Transitional Finance Authority, New York, Future Tax Secured Bonds, Fiscal Series 2007C-1, 5.000%, 11/01/16	No Opt. Call	AAA		11,706,493

10	New York City, New York, General Obligation Bonds, Fiscal Series 1998J, 5.375%, 8/01/13	1/12 at 100.00	AA		10,040

5,775	New York City, New York, General Obligation Bonds, Fiscal Series 2004I, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		6,355,734

5,000	New York City, New York, General Obligation Bonds, Fiscal Series 2005H, 5.000%, 8/01/17 – NPFG Insured	8/14 at 100.00	AA		5,502,800

21,155	New York City, New York, General Obligation Bonds, Fiscal Series 2007C-1, 5.000%, 10/01/18	10/17 at 100.00	AA		24,637,113

255	New York Counties Tobacco Trust III, Tobacco Settlement Pass-Through Bonds, Series 2003, 5.000%, 6/01/27	6/13 at 100.00	A1		250,122

15,870	New York State Mortgage Agency, Homeowner Mortgage Revenue Bonds, Series 101, 5.350%, 4/01/26 (Alternative Minimum Tax)	1/12 at 100.00	Aa1		15,877,300

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
1,445	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		1,536,266
5,345	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		5,682,590

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
3,360	5.500%, 6/01/18	6/12 at 100.00	AA–		3,440,674
4,430	5.500%, 6/01/19	No Opt. Call	AA–		4,727,120
1,000	5.500%, 6/01/20	6/13 at 100.00	AA–		1,067,070
5,715	5.500%, 6/01/21	6/13 at 100.00	AA–		6,098,305

6,675	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C, 5.500%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa3	(4)	6,879,722

134	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
$7,500	5.000%, 6/01/16	No Opt. Call	AA–		$8,529,975
7,300	5.000%, 6/01/17	No Opt. Call	AA–		8,376,969
8,450	5.000%, 6/01/18	No Opt. Call	AA–		9,768,623

795	Port Authority of New York and New Jersey, Special Project Bonds, JFK International Air Terminal LLC Project, Eighth Series 2010, 6.000%, 12/01/42	12/20 at 100.00	BBB–		833,677
191,905	Total New York				210,165,542
	North Carolina – 2.0%

	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D:
20,000	5.375%, 1/01/13	No Opt. Call	A–		21,030,200
11,000	5.125%, 1/01/23	1/13 at 100.00	A–		11,186,230

2,000	North Carolina Medical Care Commission, Healthcare Facilities Revenue Bonds, Novant Health Obligated Group, Series 2003A, 5.000%, 11/01/17	11/13 at 100.00	A+		2,066,000

2,240	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.500%, 1/01/13 (ETM)	No Opt. Call	N/R	(4)	2,374,602

	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A:
4,760	5.500%, 1/01/13	No Opt. Call	A		5,022,942
10,000	5.250%, 1/01/18 – NPFG Insured	1/13 at 100.00	A		10,458,700
50,000	Total North Carolina				52,138,674
	North Dakota – 0.1%

2,750	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 6.250%, 11/01/31	11/21 at 100.00	AA–		3,032,728
	Ohio – 2.3%

3,930	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/13	No Opt. Call	BBB+		4,021,805

1,530	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1, 5.000%, 6/01/16	No Opt. Call	A3		1,619,582

33,005	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BB–		25,430,683

3,240	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/21 – AGM Insured	No Opt. Call	AA+		3,401,870

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,700	5.000%, 12/01/22	12/19 at 100.00	AA		1,868,334
1,780	5.000%, 12/01/23	12/19 at 100.00	AA		1,941,766

4,740	Columbus, Ohio, Sewerage System Revenue Bonds, Tender Option Bond Trust 2456, 17.567%, 12/01/15 (IF)	No Opt. Call	AA+		6,530,203

1,970	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/15	No Opt. Call	A–		2,131,934

11,000	Ohio State, General Obligation Bonds, Common Schools Series 2007A, 5.000%, 6/15/15	No Opt. Call	AA+		12,545,720

	Richland County, Ohio, Hospital Revenue Bonds, MidCentral Health System Group, Series 2006:
735	5.000%, 11/15/14	No Opt. Call	A–		793,550
805	5.000%, 11/15/16	No Opt. Call	A–		884,623
64,435	Total Ohio				61,170,070
	Oklahoma – 0.7%

2,495	Norman Regional Hospital Authority, Oklahoma, Hospital Revenue Bonds, Series 2005, 5.500%, 9/01/23	9/16 at 100.00	BB+		2,414,761

Nuveen Investments	135

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma (continued)

$8,375	Oklahoma State, General Obligation Bonds, Series 2003A, 5.000%, 7/15/17 (Pre-refunded 7/15/13) – FGIC Insured	7/13 at 101.00	AA+	(4)	$9,114,429

	Stillwater Medical Center Authority, Oklahoma, Hospital Revenue Bonds, Series 2005:
120	5.250%, 5/15/12	No Opt. Call	BBB+		121,638
700	5.250%, 5/15/13	No Opt. Call	BBB+		723,324
790	5.250%, 5/15/14	No Opt. Call	BBB+		828,449
1,050	5.250%, 5/15/15	5/14 at 100.00	BBB+		1,095,444

3,000	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A, 5.375%, 6/01/24	6/15 at 100.00	A3		3,066,840
16,530	Total Oklahoma				17,364,885
	Oregon – 0.4%

4,120	Clackamas Community College District, Oregon, General Obligation Bonds, Series 2007, 5.000%, 6/15/20 – FGIC Insured	No Opt. Call	AA		4,865,308

4,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		4,642,960
8,120	Total Oregon				9,508,268
	Pennsylvania – 2.1%

4,630	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	1/12 at 100.00	Ba1		4,645,835

3,140	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R		3,141,068

1,250	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.000%, 1/01/27	1/17 at 100.00	A–		1,245,313

1,060	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A, 6.250%, 10/15/23	No Opt. Call	Baa1		1,103,439

15,020	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		11,749,395

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 8/01/19 – AMBAC Insured	8/15 at 100.00	Aa2		10,671,700

4,270	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2010A, 5.000%, 6/01/16	No Opt. Call	Aa2		4,743,159

10,490	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA+		10,840,261

11,050	Sayre Healthcare Facility Authority, Pennsylvania, Revenue Bonds, Guthrie Healthcare System, Series 2007, 1.000%, 12/01/24	12/17 at 100.00	AA–		8,540,103
60,910	Total Pennsylvania				56,680,273
	Puerto Rico – 2.3%

	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II:
4,200	5.375%, 7/01/19 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A3	(4)	4,386,522
5,000	5.000%, 7/01/20 (Pre-refunded 7/01/12) – NPFG Insured	7/12 at 101.00	A3	(4)	5,209,550

3,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007TT, 5.000%, 7/01/24 – NPFG Insured	7/17 at 100.00	A3		3,093,780

10,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2003H, 5.250%, 7/01/14 – FGIC Insured	No Opt. Call	Baa1		10,707,800

11,000	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 0.000%, 8/01/32	8/26 at 100.00	A+		9,639,190

5,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 1998, 5.750%, 7/01/12 – NPFG Insured	No Opt. Call	Baa1		5,147,450

10,000	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/16 – NPFG Insured	No Opt. Call	Baa1		10,925,700

136	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Puerto Rico (continued)

$10,630	Puerto Rico, General Obligation Refunding Bonds, Series 2002, 5.500%, 7/01/12 – FGIC Insured	No Opt. Call	Baa1		$10,925,939
58,830	Total Puerto Rico				60,035,931
	Rhode Island – 0.2%

4,185	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	Baa1		4,193,537
	South Carolina – 0.6%

4,075	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Series 2002, 5.500%, 12/01/28 (Pre-refunded 12/01/12)	12/12 at 101.00	Aaa		4,344,684

	Newberry Investing in Children’s Education, South Carolina, Installment Purchase Revenue Bonds, Newberry County School District Project, Series 2005:
1,500	5.250%, 12/01/23	12/15 at 100.00	A2		1,558,770
2,000	5.250%, 12/01/24	12/15 at 100.00	A2		2,069,260

6,750	South Carolina Transportation Infrastructure Bank, Revenue Bonds, Series 2004B, 5.250%, 10/01/16 – AMBAC Insured	No Opt. Call	A1		7,813,395
14,325	Total South Carolina				15,786,109
	South Dakota – 0.3%

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Huron Regional Medical Center, Series 2005:
760	5.000%, 4/01/17	4/13 at 100.00	A–		774,546
800	5.000%, 4/01/18	4/13 at 100.00	A–		812,960
840	5.000%, 4/01/19	4/13 at 100.00	A–		850,559
820	5.000%, 4/01/20	4/13 at 100.00	A–		828,733

1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2007, 5.000%, 11/01/19	5/17 at 100.00	AA–		1,086,600

4,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sioux Valley Hospitals, Series 2001E, 5.375%, 11/01/24	5/12 at 101.00	AA–		4,116,800

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006:
295	4.500%, 9/01/12	No Opt. Call	A–		301,133
300	4.550%, 9/01/14	No Opt. Call	A–		314,427
8,815	Total South Dakota				9,085,758
	Tennessee – 2.1%

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
715	5.000%, 7/01/15	No Opt. Call	BBB+		761,332
750	5.000%, 7/01/18	7/16 at 100.00	BBB+		785,828

5,000	Knox County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, University Health System, Inc., Series 2007, 5.250%, 4/01/27	4/17 at 100.00	BBB+		4,833,150

	Memphis and Shelby County Port Commission, Tennessee, Port Development Revenue Bonds, Series 2011:
1,480	5.250%, 4/01/23	4/21 at 100.00	AA–		1,700,934
1,560	5.250%, 4/01/24	4/21 at 100.00	AA–		1,769,056
1,240	5.250%, 4/01/25	4/21 at 100.00	AA–		1,387,944

10,000	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/15 (Pre-refunded 12/01/13) – NPFG Insured	12/13 at 100.00	AA+	(4)	10,925,100

12,145	Memphis, Tennessee, Subordinate Lien Electric System Revenue Bonds, Series 2003A, 5.000%, 12/01/13 – NPFG Insured	No Opt. Call	AA+		13,235,014

500	Memphis-Shelby County Airport Authority, Tennessee, Special Facilities Revenue Refunding Bonds, FedEx Inc., Series 1997, 5.350%, 9/01/12	No Opt. Call	BBB		515,340

1,400	Sullivan County Health Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Wellmont Health System, Series 2006C, 5.000%, 9/01/19	9/16 at 100.00	BBB+		1,448,944

Nuveen Investments	137

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee (continued)

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
$5,790	5.000%, 9/01/12	No Opt. Call	Ba3		$5,993,576
11,885	5.250%, 9/01/20	No Opt. Call	Ba3		11,974,138
52,465	Total Tennessee				55,330,356
	Texas – 8.7%

8,800	Austin, Texas, Electric Utility System Revenue Refunding Bonds, Series 2003, 5.250%, 11/15/20 – NPFG Insured	5/13 at 100.00	A+		9,288,488

6,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R		6,337,980

3,380	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		3,446,924

10,010	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007, 5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA		11,535,724

	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2004A:
1,000	5.250%, 12/01/11	No Opt. Call	A+		1,003,350
1,150	5.250%, 12/01/12	No Opt. Call	A+		1,196,759
1,000	5.250%, 12/01/13	No Opt. Call	A+		1,069,600

7,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, St. Luke’s Episcopal Hospital, Series 1991A, 6.750%, 2/15/21 (ETM)	1/12 at 100.00	AA+	(4)	8,252,580

	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Series 2009A:
5,120	5.000%, 11/01/22	11/19 at 100.00	AA		5,831,014
5,385	5.000%, 11/01/23	11/19 at 100.00	AA		6,087,527
5,660	5.000%, 11/01/24	11/19 at 100.00	AA		6,329,578

2,320	Harris County Metropolitan Transit Authority, Texas, Sales and Use Tax Revenue Bonds, Tender Option Bond Trust 1014, 13.603%, 11/01/41 (IF)	11/21 at 100.00	AA		2,809,636

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Facilities Department, Refunding Series 2011B:
6,355	5.250%, 9/01/24	9/16 at 100.00	A2		6,661,057
6,920	5.250%, 9/01/25	9/16 at 100.00	A2		7,196,108
4,295	5.250%, 9/01/26	9/16 at 100.00	A2		4,443,607

	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Series 2001B:
8,000	0.000%, 9/01/22 – AMBAC Insured	No Opt. Call	A2		4,525,840
3,810	0.000%, 9/01/23 – AMBAC Insured	No Opt. Call	A2		2,013,661

	Houston, Texas, Junior Lien Water and Sewerage System Revenue Forward Refunding Bonds, Series 2002B:
6,025	5.750%, 12/01/15 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	6,376,800
5,385	5.750%, 12/01/16 (Pre-refunded 12/01/12) – AMBAC Insured	12/12 at 100.00	AA	(4)	5,699,430

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2001A, 5.500%, 12/01/14 – AGM Insured	12/11 at 100.00	AA+		10,044,300

10,000	Houston, Texas, Junior Lien Water and Sewerage System Revenue Refunding Bonds, Series 2002A, 5.000%, 12/01/30 (Pre-refunded 12/01/12) – AGM Insured	12/12 at 100.00	AA+	(4)	10,502,900

	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B:
1,900	5.000%, 7/01/25	7/21 at 100.00	A		2,064,483
2,000	5.000%, 7/01/26	7/21 at 100.00	A		2,156,440

1,595	Kerrville Health Facilities Development Corporation, Texas, Revenue Bonds, Sid Peterson Memorial Hospital Project, Series 2005, 5.000%, 8/15/14	No Opt. Call	BBB–		1,669,774

6,075	Laredo, Texas, International Toll Bridge Revenue Bonds, Series 2005B, 5.000%, 10/01/18 – AGM Insured	10/15 at 100.00	AA+		6,702,669

138	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$2,000	Love Field Airport Modernization Corporation, Texas, Special Facilities Revenue Bonds, Southwest Airlines Company, Series 2010, 5.250%, 11/01/40	11/20 at 100.00	BBB–		$1,908,460

4,515	Lower Colorado River Authority, Texas, Contract Revenue Refunding Bonds, Transmission Services Corporation, Series 2003C, 5.250%, 5/15/17 (Pre-refunded 5/15/13) – AMBAC Insured	5/13 at 100.00	A	(4)	4,853,490

3,465	North Harris County Regional Water Authority, Texas, Senior Water Revenue Bonds, Series 2003, 5.250%, 12/15/17 – FGIC Insured	12/13 at 100.00	A+		3,725,464

	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011C:
2,370	0.000%, 9/01/43	9/31 at 100.00	AA		1,312,482
9,130	0.000%, 9/01/45	9/31 at 100.00	AA		5,593,312

	Sam Rayburn Municipal Power Agency, Texas, Power Supply System Revenue Refunding Bonds, Series 2002A:
8,615	6.000%, 10/01/16	10/12 at 100.00	Baa2		8,855,014
9,450	6.000%, 10/01/21	10/12 at 100.00	Baa2		9,619,061

5,000	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+	(4)	5,554,550

5,000	Tarrant County Cultural & Educational Facilities Financing Corporation, Texas, Revenue Bonds, Texas Health Resources, Series 2007A, 5.000%, 2/15/19	2/17 at 100.00	AA–		5,462,700

4,825	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Baylor Health Care System, Series 2011A, 5.000%, 11/15/30	11/21 at 100.00	Aa2		5,035,901

5,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Tender Option Bond Trust 3216, 18.084%, 10/01/14 (IF)	No Opt. Call	AAA		7,274,800

4,645	Texas State, General Obligation Bonds, Transportation Commission Mobility Fund, Series 2008, Trust 2568, 17.871%, 10/01/15 (IF)	No Opt. Call	Aa2		6,785,044

2,635	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, East Texas Medical Center Regional Healthcare System, Series 2007A, 5.000%, 11/01/12	No Opt. Call	Baa2		2,686,804

	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007:
5,000	5.250%, 7/01/26	7/17 at 100.00	Baa1		4,906,950
11,300	5.250%, 7/01/28	7/17 at 100.00	Baa1		11,023,489

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
2,675	3.500%, 8/15/18	No Opt. Call	A		2,726,494
2,900	4.000%, 8/15/19	No Opt. Call	A		3,018,465
3,015	4.000%, 8/15/20	No Opt. Call	A		3,090,857
3,135	4.000%, 8/15/21	No Opt. Call	A		3,181,367

785	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	805,732
224,645	Total Texas				230,666,665
	Utah – 0.5%

6,330	Riverton, Utah, Hospital Revenue Bonds, IHC Health Services, Inc., Series 2009, 5.000%, 8/15/41	8/19 at 100.00	AA+		6,425,393

	Utah, General Obligation Bonds, Series 2009, Trust 2987:
1,250	17.542%, 7/01/21 (IF)	7/18 at 100.00	AAA		2,275,200
2,500	17.542%, 7/01/22 (IF)	7/18 at 100.00	AAA		4,550,400
10,080	Total Utah				13,250,993
	Virgin Islands – 0.3%

1,580	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB		1,566,096

Nuveen Investments	139

Portfolio of Investments (Unaudited)

Nuveen Intermediate Duration Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Virgin Islands (continued)

$6,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/25	10/19 at 100.00	BBB		$6,087,900
7,580	Total Virgin Islands				7,653,996
	Virginia – 0.1%

2,370	Chesapeake Hospital Authority, Virginia, Revenue Bonds, Chesapeake General Hospital, Series 2004A, 5.250%, 7/01/13	No Opt. Call	A2		2,520,756

1,130	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		1,162,714
3,500	Total Virginia				3,683,470
	Washington – 2.4%

4,930	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Series 2007, 5.000%, 1/01/19 – FGIC Insured	1/17 at 100.00	A		5,422,014

2,725	Douglas County Public Utility District 1, Washington, Revenue Bonds, Wells Hydroelectric, Series 1963, 4.000%, 9/01/18 (ETM)	No Opt. Call	AA	(4)	2,977,362

5,000	Energy Northwest, Washington, Electric Revenue Refunding Bonds, Nuclear Project 1, Series 2002A, 5.500%, 7/01/15 – NPFG Insured	7/12 at 100.00	Aa1		5,167,350

1,900	Grant County Public Utility District 2, Washington, Electric System Revenue Bonds, Refunding Series 2011-I, 5.000%, 1/01/20	No Opt. Call	AA–		2,208,465

5,055	King County, Washington, General Obligation Bonds, Harborview Medical Center, Series 2004, 5.000%, 12/01/14 – AMBAC Insured	6/14 at 100.00	AAA		5,610,898

1,175	Skagit County Public Hospital District 1, Washington, Revenue Bonds, Skagit Valley Hospital, Series 2005, 5.375%, 12/01/22	12/15 at 100.00	Baa2		1,197,114

8,900	Tacoma, Washington, Electric System Revenue Bonds, Series 2004A, 5.250%, 1/01/16 – FGIC Insured	7/14 at 100.00	AA		9,753,065

6,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A		6,068,760

	Washington State Tobacco Settlement Authority, Tobacco Settlement Asset-Backed Revenue Bonds, Series 2002:
380	5.500%, 6/01/12	No Opt. Call	A1		387,019
5,355	6.500%, 6/01/26	6/13 at 100.00	A3		5,446,196

12,000	Washington State, General Obligation Bonds, Series 1992B, 6.400%, 6/01/17 – NPFG Insured	No Opt. Call	AA+		14,212,080

3,005	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008, Trust 2599, 17.778%, 1/01/16 (IF)	No Opt. Call	AA+		4,510,866
56,425	Total Washington				62,961,189
	Wisconsin – 3.3%

100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA		103,120

4,100	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		4,235,136

2,825	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Bellin Memorial Hospital Inc., Series 2003, 5.625%, 2/15/13 – AMBAC Insured	No Opt. Call	A3		2,890,766

8,670	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 5.500%, 8/15/29	2/20 at 100.00	AA–		9,223,580

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Divine Savior Healthcare, Series 2006, 5.000%, 5/01/23	5/16 at 100.00	BBB		1,983,620

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Franciscan Sisters of Christian Charity HealthCare Ministry, Series 2007:
2,275	5.000%, 9/01/20	9/17 at 100.00	BBB+		2,317,224
2,505	5.000%, 9/01/22	9/17 at 100.00	BBB+		2,512,991

140	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Wisconsin (continued)

$5,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2		$5,224,950

6,170	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Meriter Hospital Inc., Series 1992A, 6.000%, 12/01/22 – FGIC Insured	No Opt. Call	A1		7,086,800

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
2,455	5.250%, 8/15/19	8/16 at 100.00	BBB+		2,537,635
11,955	5.250%, 8/15/20	8/16 at 100.00	BBB+		12,284,717

10,050	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2006B, 5.125%, 8/15/21	8/16 at 100.00	BBB+		10,215,923

2,755	Wisconsin Housing and Economic Development Authority, Home Ownership Revenue Bonds, Series 2002A, 5.300%, 9/01/18 (Alternative Minimum Tax)	1/12 at 100.00	AA		2,757,807

1,430	Wisconsin Housing and Economic Development Authority, Insured Mortgage Revenue Refunding Bonds, Series 1977A, 5.800%, 6/01/17 (ETM)	No Opt. Call	AA	(4)	1,598,594

9,000	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 6.000%, 5/01/27	5/19 at 100.00	AA–		10,482,657

10,035	Wisconsin State, General Obligation Bonds, Series 2005I, 5.000%, 5/01/16 – NPFG Insured	5/15 at 100.00	AA		11,306,933
81,325	Total Wisconsin				86,762,453
$2,475,678	Total Investments (cost $2,474,642,338) – 97.0%				2,560,114,223
	Other Assets Less Liabilities – 3.0%				78,365,864
	Net Assets – 100%				$2,638,480,087

1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	141

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Alabama – 1.2%

	Alabama 21st Century Authority, Tobacco Settlement Revenue Bonds, Series 2001:
$3,815	5.500%, 12/01/12	12/11 at 101.00	A1		$3,866,007
350	5.750%, 12/01/17	12/11 at 101.00	A1		354,260
3,820	5.500%, 12/01/21	12/11 at 101.00	A1		3,841,430

3,830	Birmingham Special Care Facilities Financing Authority, Alabama, Revenue Bonds, Baptist Health System Inc., Series 2005A, 5.000%, 11/15/12	No Opt. Call	Baa2		3,916,443

	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D:
1,000	5.000%, 11/15/13	No Opt. Call	A3		1,043,960
1,000	5.000%, 11/15/14	No Opt. Call	A3		1,054,330

1,075	Jefferson County, Alabama, Limited Obligation School Warrants, Education Tax Revenue Bonds, Series 2004A, 5.250%, 1/01/15	No Opt. Call	BBB–		1,070,528

4,500	Jefferson County, Alabama, Sewer Revenue Refunding Warrants, Series 2003B, 5.250%, 2/01/12 – AGM Insured	No Opt. Call	AA+		4,473,405

1,500	Mobile Industrial Development Board, Alabama, Pollution Control Revenue Bonds, International Paper Company, Series 1994A, 4.650%, 12/01/11	No Opt. Call	BBB		1,500,705

	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A:
925	5.000%, 12/01/11	No Opt. Call	A–		927,488
745	5.000%, 12/01/12	No Opt. Call	A–		769,049
570	5.000%, 12/01/13	No Opt. Call	A–		600,763

6,305	The Special Care Facilities Financing Authority of the City of Birmingham, Alabama, Medical Center East Health Care Facility Revenue Bonds, Series 1986 Refunding, 7.250%, 7/01/15 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	7,168,596
29,435	Total Alabama				30,586,964
	Alaska – 0.5%

8,155	Northern Tobacco Securitization Corporation, Alaska, Tobacco Settlement Asset-Backed Bonds, Series 2006A, 4.625%, 6/01/23	6/14 at 100.00	Ba1		7,529,512

3,420	Valdez, Alaska, Marine Terminal Revenue Refunding Bonds, BP Pipelines Inc. Project, Refunding Series 2003B, 5.000%, 1/01/21	No Opt. Call	A		3,853,451
11,575	Total Alaska				11,382,963
	Arizona – 4.5%

500	Arizona Board of Regents, University of Arizona, System Revenue Refunding Bonds, Series 1992A, 6.200%, 6/01/16	No Opt. Call	AA		552,810

2,930	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.500%, 9/01/16	No Opt. Call	A+		3,311,340

895	Arizona State University, System Revenue Bonds, Series 2005, 5.000%, 7/01/27 – AMBAC Insured	7/15 at 100.00	Aa3		921,036

	Arizona State, Certificates of Participation, Department of Administration Series 2010B:
11,950	5.000%, 10/01/16 – AGC Insured	No Opt. Call	AA+		13,560,621
760	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA+		868,239

7,760	Arizona State, Certificates of Participation, Series 2008A, 5.000%, 9/01/21 – AGM Insured	No Opt. Call	AA+		8,502,477

	Arizona State, Certificates of Participation, Series 2010A:
4,660	5.000%, 10/01/16 – AGM Insured	No Opt. Call	AA+		5,271,765
11,835	5.000%, 10/01/17 – AGM Insured	No Opt. Call	AA+		13,465,271
2,600	5.000%, 10/01/19 – AGM Insured	No Opt. Call	AA+		2,966,496

	Arizona State, State Lottery Revenue Bonds, Series 2010A:
3,925	5.000%, 7/01/15 – AGM Insured	No Opt. Call	AA+		4,388,660
1,890	5.000%, 7/01/16 – AGM Insured	No Opt. Call	AA+		2,148,155
2,330	5.000%, 7/01/17 – AGM Insured	No Opt. Call	AA+		2,673,046
5,000	5.000%, 7/01/18 – AGM Insured	No Opt. Call	AA+		5,771,350

142	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Arizona (continued)

$1,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Series 2004, 5.250%, 5/15/12	No Opt. Call	A–		$1,021,960

2,205	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006A, 5.000%, 8/01/19 – NPFG Insured	8/16 at 100.00	AA–		2,380,320

	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005:
3,080	5.000%, 4/01/13 (ETM)	No Opt. Call	N/R	(4)	3,277,428
3,000	5.000%, 4/01/15 (ETM)	No Opt. Call	N/R	(4)	3,410,190

10,000	Navajo County Pollution Control Corporation, Arizona, Pollution Control Revenue Refunding Bonds, Arizona Public Serivce Company, Cholla Project, Series 2009A, 5.000%, 6/01/34 (Mandatory put 6/01/12)	No Opt. Call	BBB		10,197,200

19,515	Salt River Project Agricultural Improvement and Power District, Arizona, Electric System Revenue Bonds, Series 2009B, 4.000%, 1/01/18	No Opt. Call	Aa1		21,930,957

755	Salt Verde Financial Corporation, Arizona, Senior Gas Revenue Bonds, Citigroup Energy Inc Prepay Contract Obligations, Series 2007, 5.000%, 12/01/16	No Opt. Call	A		778,035

300	Surprise Municipal Property Corporation, Arizona, Wastewater System Revenue Bonds, Series 2007, 4.500%, 4/01/17	4/12 at 100.00	N/R		301,308

1,735	Vistancia Community Facilities District, Arizona, Restricted General Obligation Bonds, Series 2005, 5.000%, 7/15/14	No Opt. Call	A1		1,807,003

2,545	Yuma County Industrial Development Authority, Arizona, Exempt Revenue Bonds, Far West Water & Sewer Inc. Refunding, Series 2007A, 6.500%, 12/01/17 (Alternative Minimum Tax)	No Opt. Call	N/R		2,493,184
101,170	Total Arizona				111,998,851
	Arkansas – 0.1%

1,605	Washington County, Arkansas, Hospital Revenue Bonds, Washington Regional Medical Center, Series 2005B, 5.000%, 2/01/12	No Opt. Call	Baa1		1,620,135
	California – 6.0%

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2002A:
6,620	5.500%, 5/01/13 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	Aa3	(4)	6,861,564
3,300	5.500%, 5/01/13 (Pre-refunded 5/01/12) – AMBAC Insured	5/12 at 101.00	AA–	(4)	3,420,417

	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010L:
3,200	5.000%, 5/01/16	No Opt. Call	AA–		3,685,472
3,125	5.000%, 5/01/17	No Opt. Call	AA–		3,652,844

3,575	California Department of Water Resources, Power Supply Revenue Bonds, Series 2010M, 4.000%, 5/01/16	No Opt. Call	AA–		3,959,062

3,015	California Health Facilities Financing Authority, Revenue Bonds, Catholic Healthcare West, Series 2009F, 5.000%, 7/01/27 (Mandatory put 7/01/14)	No Opt. Call	A		3,262,984

1,000	California Health Facilities Financing Authority, Revenue Bonds, Cedars-Sinai Medical Center, Series 2005, 5.000%, 11/15/13	No Opt. Call	AAA		1,075,890

	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009I-1:
4,440	5.000%, 11/01/16	No Opt. Call	A2		4,930,220
3,675	5.000%, 11/01/17	No Opt. Call	A2		4,096,780

9,690	California State, General Obligation Bonds, Series 2006, 5.000%, 3/01/13	No Opt. Call	A1		10,234,675

5,000	California State, General Obligation Bonds, Various Purpose Series 2009, 5.000%, 10/01/16	No Opt. Call	A1		5,670,650

	California Statewide Communities Development Authority, Revenue Bonds, Kaiser Permanente, Series 2009A:
5,000	5.000%, 4/01/14	No Opt. Call	A+		5,460,600
5,000	5.000%, 4/01/16	No Opt. Call	A+		5,659,250

Nuveen Investments	143

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$10,495	California Statewide Communities Development Authority, Revenue Bonds, State of California Proposition 1A Receivables Program, Series 2009, 5.000%, 6/15/13	No Opt. Call	A1		$11,177,385

1,000	California Statewide Community Development Authority, Revenue Bonds, Daughters of Charity Health System, Series 2005G, 5.250%, 7/01/13	No Opt. Call	BBB		1,034,950

	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A:
1,650	5.000%, 7/01/16	No Opt. Call	Aa3		1,898,853
20	5.250%, 7/01/21	7/19 at 100.00	Aa3		23,113

4,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009B, 5.000%, 7/01/23 (Mandatory put 7/01/14)	No Opt. Call	Aa3		4,420,480

3,325	California, Various Purpose General Obligation Bonds, Series 1992, 6.250%, 9/01/12 – NPFG Insured	No Opt. Call	A1		3,438,316

	Del Mar Race Track Authority, California, Revenue Bonds, Series 2005:
1,505	5.000%, 8/15/12	No Opt. Call	N/R		1,522,007
1,000	5.000%, 8/15/13	No Opt. Call	N/R		1,020,140

	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A:
1,115	5.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A2		1,135,416
1,180	5.000%, 6/01/17	1/12 at 100.00	A2		1,180,543

11,985	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2003A-1, 6.250%, 6/01/33 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		12,892,265

	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1:
3,170	5.000%, 6/01/15	No Opt. Call	A3		3,326,566
2,665	5.000%, 6/01/16	No Opt. Call	Baa1		2,801,715
8,925	4.500%, 6/01/27	6/17 at 100.00	BBB–		7,222,110

12,000	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011C, 4.500%, 3/01/41 (Mandatory put 3/01/16)	No Opt. Call	A		12,512,400

1,770	Los Angeles County Metropolitan Transportation Authority, California, Measure R Sales Tax Revenue Bonds, Senior Lien Series 2010B, 5.000%, 6/01/20	No Opt. Call	AAA		2,107,628

315	Los Angeles Harbors Department, California, Revenue Bonds, Series 1988, 7.600%, 10/01/18 (ETM)	No Opt. Call	AA+	(4)	383,276

	Moulton Niguel Water District, California, Certificates of Participation, Refunding Series 2003:
1,850	5.000%, 9/01/19 – AMBAC Insured	No Opt. Call	AA+		2,029,654
2,255	5.000%, 9/01/20 – AMBAC Insured	No Opt. Call	AA+		2,452,290

4,125	Mount San Antonio Community College District, Los Angeles County, California, General Obligation Bonds, Bond Anticipation Notes Series 2010, 0.000%, 5/01/15	No Opt. Call	AA		3,892,556

6,250	Palomar Pomerado Health Care District, California, Certificates of Participation, Series 2010, 5.250%, 11/01/21	11/20 at 100.00	Baa3		6,407,688

75	Sacramento Municipal Utility District, California, Electric Revenue Bonds, Series 1983, 9.000%, 4/01/13 (ETM)	No Opt. Call	AAA		80,411

1,715	Sacramento, California, Special Tax Bonds, North Natomas Community Facilities District 4, Series 2003C, 5.750%, 9/01/22	9/12 at 102.00	N/R		1,747,551

185	San Bernardino, California, GNMA Mortgage-Backed Securities Program Single Family Mortgage Revenue Refunding Bonds, Series 1990A, 7.500%, 5/01/23 (ETM)	No Opt. Call	Aaa		244,080

	San Diego County, California, Certificates of Participation, Burnham Institute, Series 2006:
1,420	5.000%, 9/01/14	No Opt. Call	Baa3		1,483,545
1,500	5.000%, 9/01/15	No Opt. Call	Baa3		1,573,950

144	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Sierra View Local Health Care District, California, Revenue Bonds, Refunding Series 2010:
$500	3.500%, 7/01/16	No Opt. Call	N/R		$507,090
500	3.800%, 7/01/17	No Opt. Call	N/R		509,695
143,135	Total California				150,996,081
	Colorado – 1.8%

	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2006:
1,000	5.000%, 6/01/14	No Opt. Call	A–		1,059,000
2,320	5.250%, 6/01/17	6/16 at 100.00	A–		2,494,255

1,120	Colorado State Board of Community Colleges and Occupational Education, Systemwide Revenue Bonds, Series 2010C, 4.000%, 11/01/14	No Opt. Call	Aa3		1,216,454

3,920	Colorado Water Resources and Power Development Authority, Clean Water Revolving Fund Revenue Bonds, Series 2004A, 5.000%, 9/01/23	9/14 at 100.00	AAA		4,262,059

15,955	E-470 Public Highway Authority, Colorado, Senior Revenue Bonds, Series 2007C-2, 5.000%, 9/01/39 (Mandatory put 9/01/13) – NPFG Insured	No Opt. Call	Baa1		16,840,024

4,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	Baa1		4,663,080

2,550	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2006A, 5.000%, 9/01/13 – NPFG Insured (ETM)	No Opt. Call	Baa1	(4)	2,758,208

1,315	Kit Carson County Health Service District, Colorado, Health Care Facility Revenue Bonds, Series 2007, 6.100%, 1/01/17	No Opt. Call	N/R		1,288,713

10,000	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.800%, 6/15/25 (Pre-refunded 6/15/16) – AGM Insured	6/16 at 100.00	AA+	(4)	11,883,100
42,680	Total Colorado				46,464,893
	Connecticut – 0.7%

730	Connecticut State Development Authority, Health Facilities Revenue Bonds, Alzheimer’s Resource Center of Connecticut, Inc., Series 2007, 5.200%, 8/15/17	No Opt. Call	N/R		740,132

10,000	Connecticut, General Obligation Bonds, Series 2002E, 5.500%, 11/15/13 – AGM Insured	11/12 at 100.00	AA+		10,526,000

	Eastern Connecticut Resource Recovery Authority, Solid Waste Revenue Bonds, Wheelabrator Lisbon Project, Series 1993A:
10	5.500%, 1/01/14 (Alternative Minimum Tax)	1/12 at 100.00	BBB		10,027
1,700	5.500%, 1/01/20 (Alternative Minimum Tax)	1/12 at 100.00	BBB		1,699,847

	New Haven, Connecticut, General Obligation Bonds, Refunding Series 2010A-1:
1,325	5.000%, 2/01/13	No Opt. Call	A1		1,395,159
1,915	5.000%, 2/01/14	No Opt. Call	A1		2,082,869
15,680	Total Connecticut				16,454,034
	Delaware – 0.0%

755	Delaware Health Facilities Authority, Revenue Bonds, Beebe Medical Center, Series 2005A, 5.000%, 6/01/14	No Opt. Call	Ba3		679,190
	District of Columbia – 0.1%

	District of Columbia, Income Tax Secured Revenue Bonds, Series 2009D:
1,100	5.000%, 12/01/16	No Opt. Call	AAA		1,294,293
1,100	5.000%, 12/01/17	No Opt. Call	AAA		1,307,460
2,200	Total District of Columbia				2,601,753
	Florida – 5.7%

	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1:
5,665	6.000%, 6/01/16	No Opt. Call	A+		6,368,423
960	5.500%, 6/01/17	No Opt. Call	A+		1,062,893

Nuveen Investments	145

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$4,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+		$4,310,920

	Citizens Property Insurance Corporation, Florida, High-Risk Account Senior Secured Bonds Series 2010A-1:
5,000	5.000%, 6/01/14	No Opt. Call	A+		5,342,600
25	5.250%, 6/01/17	No Opt. Call	A+		26,737

1,000	Florida Board of Education, Lottery Revenue Bonds, Series 2008B, 4.000%, 7/01/13	No Opt. Call	AAA		1,055,440

	Florida Citizens Property Insurance Corporation, High Risk Account Revenue Bonds, Series 2007A:
205	5.000%, 3/01/14 – NPFG Insured	No Opt. Call	A+		217,806
5,585	5.000%, 3/01/15 – NPFG Insured	No Opt. Call	A+		6,001,976
480	5.000%, 3/01/17 – NPFG Insured	No Opt. Call	A+		518,635

	Florida Deparmtent of Environmental Protection, Florida Forever Revenue Bonds, Series 2007B:
4,480	5.000%, 7/01/17 – NPFG Insured	No Opt. Call	AA–		5,183,539
6,575	5.000%, 7/01/19 – NPFG Insured	7/17 at 101.00	AA–		7,450,593

10,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2010A, 5.000%, 7/01/15	No Opt. Call	AA–		10,919,900

2,580	Florida Municipal Power Agency, Revenue Bonds, St. Lucie Project, Refunding Series 2011A, 5.000%, 10/01/20	No Opt. Call	A2		2,914,213

	Florida State Board of Education, Lottery Revenue Bonds, Series 2010A:
6,155	5.000%, 7/01/15	No Opt. Call	AAA		6,964,198
2,830	5.000%, 7/01/16	No Opt. Call	AAA		3,257,500
1,115	5.000%, 7/01/17	No Opt. Call	AAA		1,295,273

8,000	Florida State Division of Bond Finance, Preservation 2000 Revenue Bonds, Department of Environmental Protection, Series 1998A, 6.000%, 7/01/13 – AGM Insured	No Opt. Call	AA+		8,708,960

3,600	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB		4,317,984

250	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System, Series 2005A, 5.000%, 11/15/12	No Opt. Call	AA–		261,108

500	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2003D, 5.875%, 11/15/29 (Pre-refunded 11/15/13)	11/13 at 100.00	N/R	(4)	550,890

1,650	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Refunding Bonds, Tampa General Hospital, Series 2003A, 5.000%, 10/01/13	No Opt. Call	A3		1,752,069

2,700	Hillsborough County Industrial Development Authority, Florida, Pollution Control Revenue Bonds, Tampa Electric Company Project, Series 2002, 5.100%, 10/01/13	10/12 at 100.00	BBB+		2,781,216

1,515	Marion County School Board, Florida, Certificates of Participation, Series 2007B, 5.000%, 6/01/18 – AMBAC Insured	6/17 at 100.00	Aa3		1,679,605

	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Projects 1&2, Series 2004:
3,725	3.750%, 12/01/18	No Opt. Call	BBB	(4)	3,879,066
4,000	3.750%, 12/01/18	No Opt. Call	BBB	(4)	4,165,440

	Miami-Dade County, Florida, Special Obligation Bonds, Capital Asset Acquistion, Series 2010E:
1,515	4.000%, 4/01/15	No Opt. Call	Aa3		1,625,474
1,640	4.000%, 4/01/17	No Opt. Call	Aa3		1,739,351
1,705	5.000%, 4/01/18	No Opt. Call	Aa3		1,909,515
1,790	5.000%, 4/01/19	No Opt. Call	Aa3		2,000,934
1,880	5.000%, 4/01/20	No Opt. Call	Aa3		2,083,999

146	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$2,700	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Refunding Series 2008B, 5.250%, 10/01/17 – AGM Insured	No Opt. Call	AA+		$3,154,140

	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008:
1,220	5.000%, 10/01/14	No Opt. Call	A		1,306,681
1,145	5.125%, 10/01/16	No Opt. Call	A		1,253,237

5,250	North Sumter County Utility Dependent District, Florida, Utility Revenue Bonds, Series 2010, 5.000%, 10/01/20	No Opt. Call	BBB		5,480,055

5,050	Orlando Utilities Commission, Florida, Water and Electric Revenue Bonds, Series 1996A, 3.750%, 10/01/23 (Mandatory put 10/01/13)	No Opt. Call	Aa1		5,325,831

1,690	Orlando-Orange County Expressway Authority, Florida, Senior Lien Revenue Bonds, Series 1988, 7.625%, 7/01/18 – AMBAC Insured (ETM)	No Opt. Call	A	(4)	2,172,326

2,085	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001, 5.000%, 12/01/12	No Opt. Call	BBB–		2,124,594

5,000	Palm Beach County Solid Waste Authority, Florida, Refunding Revenue Bonds, Series 2011, 5.000%, 10/01/25	10/21 at 100.00	AA+		5,520,000

8,980	Port Everglades Authority, Florida, Port Facilities Revenue Bonds, Series 1986, 7.125%, 11/01/16 (ETM)	No Opt. Call	Aaa		10,344,870

2,250	Putnam County Development Authority, Florida, Pollution Control Revenue Bonds, Seminole Electric Cooperative, Series 2007A, 5.350%, 3/15/42 (Mandatory put 5/01/18) – AMBAC Insured	No Opt. Call	A–		2,469,825

1,595	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.375%, 5/01/17 (5)	No Opt. Call	N/R		1,160,969

3,110	Volusia County School Board, Florida, Sales Tax Revenue Bonds, Series 2004, 5.250%, 10/01/16 – AGM Insured	No Opt. Call	AA+		3,396,649
131,200	Total Florida				144,055,434
	Georgia – 1.7%

3,000	Atlanta, Georgia, Water and Wastewater Revenue Bonds, Series 1999A, 5.500%, 11/01/12 – FGIC Insured	No Opt. Call	A1		3,148,710

4,000	Burke County Development Authority, Georgia, Pollution Control Revenue Bonds, Georgia Power Company – Vogtle Plant, Series 2008, 5.050%, 11/01/48 (Mandatory put 1/12/12)	No Opt. Call	A		4,034,760

3,000	Cobb County Development Authority, Georgia, Solid Waste Disposal Revenue Bonds, Georgia Waste Management Project, Series 2004A, 2.000%, 4/01/33 (Mandatory put 9/30/14)	No Opt. Call	BBB		3,002,100

	Columbia County, Georgia, General Obligation Sales Tax Bonds, Series 2009:
1,260	5.000%, 4/01/15	No Opt. Call	AA+		1,431,826
1,425	5.000%, 4/01/17	No Opt. Call	AA+		1,681,329

1,000	Fulton County Development Authority, Georgia, Revenue Bonds, Robert W. Woodruff Arts Center, Inc. Project, Refunding Series 2009B, 5.000%, 3/15/16	No Opt. Call	A2		1,088,880

	Georgia Municipal Electric Authority, General Power Revenue Bonds, Series 1991V:
1,355	6.500%, 1/01/12 – FGIC Insured	No Opt. Call	A+		1,366,111
350	6.600%, 1/01/18 – NPFG Insured	No Opt. Call	A1		403,774

610	Georgia Municipal Electric Authority, Project One Special Obligation Bonds, Fifth Crossover Series 1998Y, 6.400%, 1/01/13 – AMBAC Insured	No Opt. Call	A+		628,733

2,100	Georgia State, General Obligation Bonds, Series 2009B, 4.000%, 1/01/21	1/19 at 100.00	AAA		2,341,206

11,440	Georgia State, General Obligation Bonds, Series 2009D, 5.000%, 5/01/20	5/19 at 100.00	AAA		13,744,245

195	Metropolitan Atlanta Rapid Transit Authority, Georgia, Sales Tax Revenue Refunding Bonds, Series 1992N, 6.250%, 7/01/18 – NPFG Insured	No Opt. Call	Aa2		225,662

7,555	Municipal Electric Authority of Georgia, Project One Subordinate Lien Revenue Bonds, Series 2008A, 5.250%, 1/01/18	No Opt. Call	A		8,765,689
37,290	Total Georgia				41,863,025

Nuveen Investments	147

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Hawaii – 0.2%

$3,750	Hawaii State, General Obligation Bonds, Series 2008, Trust 3215, 17.984%, 5/01/14 (IF)	No Opt. Call	AA	$6,186,000
	Illinois – 8.9%

1,240	Bourbonnais, Illinois, Industrial Project Revenue Bonds, Olivet Nazarene University Project, Series 2010, 5.000%, 11/01/20	No Opt. Call	BBB	1,282,681

1,000	Bourbonnais, Illinois, Revenue Bonds, Olivet Nazarene University, Refunding Series 2007, 5.000%, 11/01/15 – RAAI Insured	No Opt. Call	BBB	1,070,960

1,405	Chicago Board of Education, Illinois, General Obligation Bonds, Series 1999A, 0.000%, 12/01/17 – FGIC Insured	No Opt. Call	AA–	1,142,757

5,000	Chicago Transit Authority, Illinois, Capital Grant Receipts Revenue Bonds, Series 2006, 4.000%, 6/01/12 – AMBAC Insured	No Opt. Call	A1	5,090,900

4,020	Chicago, Illinois, General Obligation Bonds, Modern Schools Arcoss Chicago Program, Series 2007J, 5.000%, 12/01/21 – AMBAC Insured	No Opt. Call	Aa3	4,255,250

7,095	Cook County, Illinois, General Obligation Bonds, Refunding Series 2009A, 5.000%, 11/15/17	No Opt. Call	AA	8,003,231

3,500	Cook County, Illinois, General Obligation Bonds, Refunding Series 2010A, 5.250%, 11/15/22	11/20 at 100.00	AA	3,830,715

3,250	Cook County, Illinois, General Obligation Bonds, Refunding Series 2011A, 5.000%, 11/15/18	No Opt. Call	AA	3,654,170

2,895	Glendale Heights, Illinois, Hospital Revenue Bonds, Glendale Heights Hospital, Series 1985B, 7.100%, 12/01/15 (ETM)	No Opt. Call	AAA	3,287,765

1,266	Huntley, Illinois, Special Service Area 10, Special Tax Bonds, Series 2007, 4.600%, 3/01/17 – AGC Insured	No Opt. Call	AA+	1,343,353

1,095	Illinois Development Finance Authority, Revenue Bonds, Provena Health, Series 1998A, 5.750%, 5/15/14 – NPFG Insured	1/12 at 100.00	Baa1	1,096,643

	Illinois Development Finance Authority, Revenue Refunding Bonds, East St. Louis Project, Series 2003:
1,135	5.000%, 11/15/11 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,136,839
1,030	5.000%, 11/15/12 – SYNCORA GTY Insured	No Opt. Call	BBB+	1,069,459

1,175	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A, 5.000%, 3/01/30 (Mandatory put 3/01/17)	No Opt. Call	A+	1,305,825

2,500	Illinois Educational Facilities Authority, Revenue Bonds, University of Chicago, Series 1998B, 3.375%, 7/01/25 (Mandatory put 2/03/14)	No Opt. Call	Aa1	2,631,850

2,000	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008A-3, 3.875%, 11/01/30 (Mandatory put 5/01/12)	No Opt. Call	AA	2,035,440

3,575	Illinois Finance Authority, Revenue Bonds, Advocate Health Care Network, Refunding Series 2008C-3B, 4.375%, 11/01/38 (Mandatory put 7/01/14)	No Opt. Call	AA	3,842,124

1,687	Illinois Finance Authority, Revenue Bonds, Monarch Landing Inc. Facility, Series 2007A, 5.500%, 12/01/13 (5)	No Opt. Call	N/R	17

1,360	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2007A, 4.750%, 11/15/14	No Opt. Call	A	1,434,202

	Illinois Finance Authority, Student Housing Revenue Bonds, Educational Advancement Fund Inc., University Center Project, Series 2006B:
1,000	5.000%, 5/01/13	No Opt. Call	Baa3	1,026,900
2,510	5.000%, 5/01/25	No Opt. Call	Baa3	2,435,679

410	Illinois Health Facilities Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 1999, 5.500%, 8/15/19	1/12 at 100.00	BBB	410,283

4,375	Illinois Health Facilities Authority, Revenue Refunding Bonds, Elmhurst Memorial Healthcare, Series 2002, 5.500%, 1/01/13	No Opt. Call	Baa1	4,403,700

3,000	Illinois Municipal Electric Agency, Power Supply System Revenue Bonds, Series 2007A, 5.250%, 2/01/16 – FGIC Insured	No Opt. Call	A+	3,384,810

148	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

	Illinois State, General Obligation Bonds, Refunding Series 2004B:
$2,435	5.000%, 3/01/13 – AMBAC Insured	No Opt. Call	A+	$2,557,797
3,305	5.000%, 3/01/14	No Opt. Call	A+	3,569,036

	Illinois State, General Obligation Bonds, Refunding Series 2006:
70	5.000%, 1/01/13	No Opt. Call	A+	73,117
650	5.000%, 1/01/14	No Opt. Call	A+	698,815
140	5.000%, 1/01/15	No Opt. Call	A+	153,567
3,335	5.000%, 1/01/16	No Opt. Call	A+	3,681,640

	Illinois State, General Obligation Bonds, Refunding Series 2007B:
1,010	5.000%, 1/01/13	No Opt. Call	A+	1,054,975
1,525	5.000%, 1/01/16	No Opt. Call	A+	1,683,509
1,065	5.250%, 1/01/20	No Opt. Call	A+	1,168,965

210	Illinois State, General Obligation Bonds, Refunding Series 2008, 4.250%, 4/01/16	No Opt. Call	A+	225,956

	Illinois State, General Obligation Bonds, Refunding Series 2010:
6,100	5.000%, 1/01/13	No Opt. Call	A+	6,371,633
3,630	5.000%, 1/01/14	No Opt. Call	A+	3,902,613
1,255	5.000%, 1/01/15	No Opt. Call	A+	1,376,622
1,985	5.000%, 1/01/16	No Opt. Call	A+	2,191,321
5,000	5.000%, 1/01/17 – AGM Insured	No Opt. Call	AA+	5,562,400
490	5.000%, 1/01/17	No Opt. Call	A+	543,616
4,920	5.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+	5,474,435
21,765	5.000%, 1/01/18	No Opt. Call	A+	24,165,897
500	5.000%, 1/01/19	No Opt. Call	A+	547,650

6,975	Illinois State, General Obligation Bonds, Series 2003A, 5.000%, 10/01/19	10/13 at 100.00	A+	7,322,634

1,435	Illinois State, General Obligation Bonds, Series 2003, 5.000%, 6/01/19 – NPFG Insured	6/13 at 100.00	A+	1,494,610

1,840	Illinois State, General Obligation Bonds, Series 2004A, 5.000%, 3/01/16 – NPFG Insured	3/14 at 100.00	A+	1,957,797

	Illinois State, General Obligation Bonds, Series 2004:
860	5.000%, 11/01/13 – AMBAC Insured	No Opt. Call	A+	922,548
915	5.000%, 9/01/14 – NPFG Insured	No Opt. Call	A+	1,000,315

	Illinois State, General Obligation Bonds, Series 2005:
795	5.000%, 4/01/14 – AMBAC Insured	No Opt. Call	A+	860,349
2,000	5.000%, 9/01/16 – AGM Insured	9/15 at 100.00	AA+	2,184,540

620	Illinois State, General Obligation Bonds, Series 2006A, 5.000%, 6/01/17	No Opt. Call	A+	690,816

	Illinois State, General Obligation Bonds, Series 2006:
3,955	5.000%, 1/01/16	No Opt. Call	A+	4,366,083
1,005	5.000%, 1/01/17	1/16 at 100.00	A+	1,094,857

1,000	Illinois State, General Obligation Bonds, Series 2007A, 5.000%, 6/01/22 – AGM Insured	6/17 at 100.00	AA+	1,041,540

	Illinois State, Sales Tax Revenue Bonds, Build Illinois Series 2010:
3,015	5.000%, 6/15/15	No Opt. Call	AAA	3,367,876
2,030	5.000%, 6/15/16	No Opt. Call	AAA	2,298,792

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2001:
170	5.500%, 5/01/15 – AGM Insured	No Opt. Call	AA+	190,832
990	5.375%, 4/01/16 – NPFG Insured	No Opt. Call	A+	1,111,602
2,355	5.000%, 8/01/21	1/12 at 100.00	A+	2,360,888

	Illinois, General Obligation Bonds, Illinois FIRST Program, Series 2002:
1,135	5.500%, 4/01/12 – AGM Insured	No Opt. Call	AA+	1,157,927
865	5.250%, 8/01/12 – NPFG Insured	No Opt. Call	A+	894,081
1,035	5.500%, 8/01/13 – NPFG Insured	No Opt. Call	A+	1,110,772
570	5.500%, 8/01/14 – NPFG Insured	No Opt. Call	A+	629,576
450	5.500%, 8/01/15 – NPFG Insured	No Opt. Call	A+	506,943
300	5.250%, 12/01/19 – AGM Insured	12/12 at 100.00	AA+	311,307

1,420	Illinois, Sales Tax Revenue Refunding Bonds, Series 1992Q, 6.000%, 6/15/12 – NPFG Insured	No Opt. Call	AAA	1,459,277

Nuveen Investments	149

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$2,295	Kane County School District 129, Aurora West, Illinois, General Obligation Bonds, Series 2005B, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	A+	$2,422,304

	Lake County Forest Preserve District, Illinois, General Obligation Bonds, Series 2007A:
1,765	0.582%, 12/15/13	No Opt. Call	AAA	1,729,877
1,000	0.682%, 12/15/16	12/14 at 100.00	AAA	973,960

896	Pingree Grove Village, Illinois, Tax Assessment Bonds, Special Service Area 1 – Cambridge Lakes Project, Series 2005-1, 5.250%, 3/01/15	No Opt. Call	N/R	872,731

	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010:
5,000	4.000%, 6/01/12	No Opt. Call	A	5,087,000
195	5.000%, 6/01/15	No Opt. Call	A	213,217
5,000	5.000%, 6/01/16	No Opt. Call	A–	5,526,600
6,035	5.000%, 6/01/17	No Opt. Call	A	6,560,528
5,100	5.000%, 6/01/18	No Opt. Call	A	5,481,021
9,450	5.000%, 6/01/19	No Opt. Call	A	10,120,005
5,185	5.250%, 6/01/20	No Opt. Call	A	5,562,157
20	5.250%, 6/01/21	No Opt. Call	A	21,269

6,785	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1990A, 7.200%, 11/01/20 – AMBAC Insured	No Opt. Call	Aa3	8,098,033

6,650	Regional Transportation Authority, Cook, DuPage, Kane, Lake, McHenry and Will Counties, Illinois, General Obligation Bonds, Series 1994D, 7.750%, 6/01/19 – FGIC Insured	No Opt. Call	AA	8,187,746
208,024	Total Illinois			223,371,527
	Indiana – 2.8%

6,145	East Chicago Elementary School Building Corporation, Lake County, Indiana, First Mortgage Bonds, Series 1996 Refunding, 6.250%, 1/05/16	No Opt. Call	A	6,590,574

750	Indiana Finance Authority, Educational Facilities Revenue Bonds, Drexel Foundation For Educational Excellence, Inc., Series 2009A, 6.000%, 10/01/21	10/19 at 100.00	BBB–	760,320

10,000	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011C, 3.000%, 10/01/16	No Opt. Call	AA–	10,328,300

11,065	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Ascension Health, Series 2006B-7, 4.100%, 11/15/46 (Mandatory put 11/03/16)	No Opt. Call	AA+	12,123,367

1,000	Indiana Health Facility Financing Authority, Hospital Revenue Bonds, Clarian Health Obligation Group, Series 2006B, 5.000%, 2/15/12	No Opt. Call	A+	1,011,690

2,500	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005-A3, 1.700%, 11/01/27 (Mandatory put 9/01/14)	No Opt. Call	AA	2,549,600

3,000	Indiana Health Facility Financing Authority, Revenue Bonds, Ascension Health, Series 2005A-5, 5.000%, 11/01/27 (Mandatory put 8/01/13)	No Opt. Call	AA	3,227,940

3,500	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 0.000%, 12/01/15 – AMBAC Insured	No Opt. Call	AA+	3,246,985

4,240	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project Series 2009A, 5.500%, 1/01/16 – AGC Insured	No Opt. Call	AA+	4,886,261

	Indianapolis Local Public Improvement Bond Bank, Indiana, Waterworks Project, Refunding Series 2006:
1,150	5.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+	1,313,818
1,580	5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A+	1,862,883
3,690	5.500%, 1/01/20 – NPFG Insured	No Opt. Call	A+	4,334,643

4,080	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 1988A Remarketed, 5.600%, 11/01/16 – NPFG Insured	No Opt. Call	Baa1	4,570,334

150	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Indiana (continued)

$6,290	Jasper County, Indiana, Pollution Control Revenue Refunding Bonds, Northern Indiana Public Service Company Project, Series 2003 Remarketed, 5.700%, 7/01/17 – AMBAC Insured	No Opt. Call	Baa2		$7,077,948

5,045	State of Indiana, Indiana Toll Road Commission, East-West Toll Road Revenue Bonds, 1980 Series, 9.000%, 1/01/15 (ETM)	No Opt. Call	AAA		5,766,990
64,035	Total Indiana				69,651,653
	Iowa – 0.6%

	Fort Dodge Community School District, Webster County, Iowa, School Infrastructure Sales, Services, and Use Tax Revenue Bonds, Series 2011:
1,150	4.000%, 1/01/18 – AGM Insured	No Opt. Call	AA+		1,242,863
1,330	5.000%, 1/01/19 – AGM Insured	No Opt. Call	AA+		1,509,058
1,380	5.000%, 1/01/20 – AGM Insured	No Opt. Call	AA+		1,554,584
1,245	5.000%, 1/01/22 – AGM Insured	No Opt. Call	AA+		1,380,518

930	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2008A, 5.000%, 8/15/12 – AGC Insured	No Opt. Call	Aa3		960,504

3,100	Iowa Finance Authority, Health Facilities Revenue Bonds, Iowa Health System, Series 2009F, 5.000%, 8/15/39 (Mandatory put 8/15/12)	No Opt. Call	Aa3		3,208,159

	Iowa State, Special Obligation Bonds, I-Jobs Program, Series 2009A:
1,865	5.000%, 6/01/17	No Opt. Call	AA		2,196,261
3,000	5.000%, 6/01/18	No Opt. Call	AA		3,566,790

120	Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		127,310
14,120	Total Iowa				15,746,047
	Kansas – 0.9%

	Kansas Department of Transportation, Highway Revenue Bonds, Refunding Series 2009A:
4,535	5.000%, 9/01/16	No Opt. Call	AAA		5,322,684
6,000	5.000%, 9/01/17	No Opt. Call	AAA		7,160,460

	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L:
1,000	5.250%, 11/15/11	No Opt. Call	A2		1,001,710
650	5.250%, 11/15/14	No Opt. Call	A2		712,543

3,665	Wyandotte County/Kansas City Unified Government, Kansas, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – AGM Insured	No Opt. Call	AA+		3,809,548

2,135	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Bonds, Redevelopment Project Area B, Series 2005, 5.000%, 12/01/20	12/15 at 100.00	N/R		2,208,935

3,730	Wyandotte County-Kansas City Unified Government, Kansas, Sales Tax Special Obligation Capital Appreciation Revenue Bonds Redevelopment Project Area B – Major Multi-Sport Athletic Complex Project, Subordinate Lien Series 2010, 0.000%, 6/01/21	No Opt. Call	BBB		2,240,089
21,715	Total Kansas				22,455,969
	Kentucky – 1.2%

3,750	Lexington-Fayette Urban County Government Public Facilities Corporation, Kentucky State Lease Revenue Bonds, Eastern State Hospital Project, Series 2011A, 5.000%, 6/01/18	No Opt. Call	Aa3		4,241,325

5,642	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University Project, Refunding and Improvement Series 2006, 5.200%, 8/01/22 (Pre-refunded 6/27/12)	6/12 at 102.00	AA+	(4)	5,894,210

15,325	Louisville and Jefferson County Metropolitan Sewer District, Kentucky, Sewer and Drainage System Revenue Bonds, Series 2009B, 5.000%, 5/15/17	No Opt. Call	AA–		17,852,552

2,305	Louisville and Jefferson County Regional Airport Authority, Kentucky, Airport System Revenue Bonds, Series 2003C, 5.500%, 7/01/12 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA+		2,381,111
27,022	Total Kentucky				30,369,198

Nuveen Investments	151

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Louisiana – 1.0%

$5,000	De Soto Parrish, Louisiana, Pollution Control Revenue Refunding Bonds, Southwestern Electric Power Company Project, Series 2010, 3.250%, 1/01/19 (Mandatory put 1/02/15)	No Opt. Call	BBB	$5,161,950

400	Louisiana Local Government Environmental Facilities and Community Development Authority, Multifamily Housing Revenue Bonds, Oakleigh Apartments, Series 2003A, 8.500%, 6/01/38 (Pre-refunded 6/01/13)	6/13 at 102.00	Aaa	453,360

1,185	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Livingston Parish North Park Project, Series 2008, 6.100%, 10/01/19	No Opt. Call	A+	1,364,919

2,700	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.500%, 12/15/15 (5), (6), (7)	No Opt. Call	N/R	1,282,581

	Louisiana Public Facilities Authority, Revenue Bonds, Baton Rouge General Hospital, Series 2004:
585	5.000%, 1/01/14 – NPFG Insured	No Opt. Call	Baa1	625,043
265	5.250%, 7/01/24 – NPFG Insured	7/14 at 100.00	Baa1	276,628

5,000	Louisiana Public Facilities Authority, Revenue Bonds, Cleco Power LLC Project, Series 2008, 7.000%, 12/01/38 (Mandatory put 12/01/11)	No Opt. Call	BBB	5,021,700

6,655	New Orleans, Louisiana, General Obligation Bonds, Series 1998, 5.500%, 12/01/21 – FGIC Insured	No Opt. Call	A3	7,454,132

2,245	Saint Bernard Parish, Louisiana, Sales and Use Tax Revenue Bonds, Series 2004, 5.000%, 3/01/17 – AGM Insured	3/14 at 101.00	AA+	2,426,890
24,035	Total Louisiana			24,067,203
	Maine – 0.1%

3,300	Maine Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004, 3.800%, 11/01/15 (Alternative Minimum Tax)	No Opt. Call	BBB	3,558,258
	Maryland – 2.3%

6,235	Baltimore County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2009, 5.000%, 8/01/18	No Opt. Call	AAA	7,562,120

2,350	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008, 4.500%, 1/01/13	No Opt. Call	BBB–	2,393,428

455	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA	526,226

	Maryland, General Obligation Bonds, State and Local Facilities Loan, Second Series 2008:
5,000	5.000%, 7/15/16	No Opt. Call	AAA	5,871,450
5,500	5.000%, 7/15/17	No Opt. Call	AAA	6,575,030
5,120	5.000%, 7/15/18	No Opt. Call	AAA	6,205,901

13,165	Maryland, General Obligation Bonds, State and Local Facilities Loan, Third Series 2009C, 5.000%, 11/01/17	No Opt. Call	AAA	15,825,383

10,000	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2007A, 5.000%, 5/01/16	No Opt. Call	AAA	11,688,000
47,825	Total Maryland			56,647,538
	Massachusetts – 2.9%

3,860	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1992B, 6.200%, 3/01/16 – NPFG Insured	No Opt. Call	AA+	4,307,760

1,005	Massachusetts Development Finance Agency, Pioneer Valley Resource Recovery Revenue Bonds, Eco/Springfield LLC, Series 2006, 5.875%, 7/01/14 (Alternative Minimum Tax)	No Opt. Call	N/R	974,388

885	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, Ogden Haverhill Associates, Series 1998B, 5.200%, 12/01/13 (Alternative Minimum Tax)	12/11 at 100.00	A–	885,823

152	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Massachusetts (continued)

	Massachusetts Development Finance Agency, Resource Recovery Revenue Bonds, SEMass System, Series 2001A:
$5,100	5.625%, 1/01/12 – NPFG Insured	No Opt. Call	Baa1		$5,131,671
625	5.625%, 1/01/14 – NPFG Insured	1/12 at 101.00	Baa1		633,750

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Series 2009A:
2,000	5.000%, 11/15/15	No Opt. Call	AAA		2,322,180
2,000	5.000%, 11/15/16	No Opt. Call	AAA		2,366,760
1,500	5.000%, 11/15/17	No Opt. Call	AAA		1,804,410
1,000	5.000%, 11/15/18	No Opt. Call	AAA		1,217,750

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Massachusetts Institute of Technology, Series 2009O, 5.000%, 7/01/16	No Opt. Call	AAA		11,731,800

8,555	Massachusetts State, Special Obligation Dedicated Tax Revenue Bonds, Series 2004, 5.000%, 1/01/34 (Pre-refunded 1/01/14) – FGIC Insured	1/14 at 100.00	A1	(4)	9,329,997

12,900	Massachusetts, General Obligation Bonds, Consolidated Loan, Series 2002C, 5.500%, 11/01/17 – AGM Insured	No Opt. Call	AA+		15,687,432

5,000	Massachusetts, Special Obligation Refunding Notes, Federal Highway Grant Anticipation Note Program, Series 2003A, 5.000%, 12/15/13 – AGM Insured	No Opt. Call	AAA		5,465,450

	Norwood, Massachusetts, General Obligation Bonds, Municipal Purpose Loan Series 2009A:
2,420	4.000%, 8/15/15	No Opt. Call	AA		2,689,056
2,420	4.000%, 8/15/16	No Opt. Call	AA		2,722,379
2,420	4.000%, 8/15/17	No Opt. Call	AA		2,736,851
2,420	4.000%, 8/15/18	No Opt. Call	AA		2,744,353
64,110	Total Massachusetts				72,751,810
	Michigan – 2.6%

2,450	Jackson Public Schools, Jackson County, Michigan, General Obligation School Building and Site Bonds, Series 2004, 5.000%, 5/01/21 – AGM Insured	5/14 at 100.00	AA+		2,628,042

1,170	Kent Hospital Finance Authority (Michigan), Hospital Revenue Refunding Bonds (Butterworth Hospital), Series 1993A, 7.250%, 1/15/13 – NPFG Insured	No Opt. Call	AA		1,206,036

3,130	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/17	No Opt. Call	AA+		3,577,559

7,260	Michigan Housing Development Authority, Rental Housing Revenue Bonds, Series 2009B, 4.375%, 10/01/19	10/18 at 100.00	AA		7,389,010

2,350	Michigan Municipal Bond Authority, Drinking Water Revolving Fund Revenue Bonds, Refunding Series 2002, 5.000%, 10/01/22	10/12 at 100.00	AAA		2,443,695

1,010	Michigan State Building Authority, Revenue Bonds, State Police Communications System Project, Series 2004, 5.375%, 10/01/15 – NPFG Insured	10/14 at 100.00	A+		1,115,111

6,185	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2003I, 5.250%, 10/15/13 – AGM Insured	No Opt. Call	AA+		6,710,416

3,000	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/13 (ETM)	No Opt. Call	A1	(4)	3,203,310

1,415	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, McLaren Healthcare Corporation, Series 1998A, 5.100%, 6/01/13	1/12 at 100.00	Aa3		1,418,821

6,000	Michigan State Trunk Line Fund Refunding Bonds, Series 2009, 5.000%, 11/01/20	11/19 at 100.00	AA+		6,883,740

1,605	Michigan State, General Obligation Bonds, Environmental Program, Series 2009A, 5.500%, 11/01/21	5/19 at 100.00	Aa2		1,875,170

2,000	Michigan State, General Obligation Refunding Bonds, Series 2002, 5.500%, 12/01/15	No Opt. Call	Aa2		2,310,540

7,000	Michigan Strategic Fund, Limited Obligation Revenue Bonds, Detriot Edison Project, Refunding Series 2008, 5.250%, 8/01/29 (Mandatory put 8/01/14)	No Opt. Call	A		7,683,550

Nuveen Investments	153

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Michigan (continued)

$1,000	Pinckney Community Schools, Livingston and Washtenaw Counties, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/19 – AGM Insured	5/14 at 100.00	AA+	$1,075,470

1,340	South Lyon Community Schools, Oakland, Washtenaw and Livingston Counties, Michigan, General Obligation Bonds, Series 2005, 5.000%, 5/01/19 – AGM Insured	No Opt. Call	AA+	1,465,679

1,025	South Redford School District, Wayne County, Michigan, General Obligation Bonds, Series 2004, 5.000%, 5/01/22 – FGIC Insured	No Opt. Call	Aa2	1,116,133

4,975	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 5.000%, 5/01/19	No Opt. Call	Aa2	5,598,268

8,150	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010C, 5.000%, 12/01/16	No Opt. Call	A	8,897,355
61,065	Total Michigan			66,597,905
	Minnesota – 1.8%

4,150	Becker, Minnesota, Pollution Control Revenue Bonds, Northern States Power Company, Series 1993A, 8.500%, 9/01/19	8/12 at 101.00	A1	4,435,894

	Cass Lake Independent School District 115, Minnesota, General Obligation Bonds, School Building Refunding Series 2010A:
745	4.000%, 2/01/23	2/20 at 100.00	AA+	797,880
1,615	5.000%, 2/01/25	2/20 at 100.00	AA+	1,833,267
1,690	5.000%, 2/01/26	No Opt. Call	AA+	1,897,887

5,000	Minneapolis, Minnesota, General Obligation Bonds, Various Purpose Refunding Series 2009B, 4.000%, 12/01/15	No Opt. Call	AAA	5,612,750

2,979	Minneapolis-Saint Paul Housing Finance Board, Minnesota, Single Family Mortgage Revenue Bonds, City Living Series 2006 A3, 5.700%, 4/01/27	2/16 at 100.00	AA+	3,078,057

1,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2005A, 5.000%, 1/01/18 – AMBAC Insured	1/15 at 100.00	A	1,599,990

1,250	Minnesota Higher Education Facilities Authority, St. John’s University Revenue Bonds, Series 2005–6G, 5.000%, 10/01/13	No Opt. Call	A2	1,348,088

	Minnesota State, General Obligation Bonds, State Trunk Highway Series 2009E:
4,000	4.500%, 8/01/17	No Opt. Call	AA+	4,661,520
4,000	4.500%, 8/01/18	No Opt. Call	AA+	4,707,400

5,050	Minnesota State, General Obligation Bonds, Various Purpose, Refunding Series 2010D, 5.000%, 8/01/16	No Opt. Call	AA+	5,920,873

	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Refunding Series 2009A:
1,000	5.000%, 1/01/14 – AGC Insured	No Opt. Call	AA+	1,085,850
1,500	5.000%, 1/01/15 – AGC Insured	No Opt. Call	AA+	1,672,845
5,500	5.000%, 1/01/16 – AGC Insured	No Opt. Call	AA+	6,259,055
39,979	Total Minnesota			44,911,356
	Mississippi – 0.1%

1,790	Mississippi Hospital Equipment and Facilities Authority, Revenue Bonds, Baptist Memorial Healthcare, Series 2004B-1, 5.000%, 9/01/16	No Opt. Call	AA	1,931,553

1,340	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding Bonds, Southwest Regional Medical Center, Series 2003, 5.000%, 4/01/13	No Opt. Call	BBB–	1,361,480
3,130	Total Mississippi			3,293,033
	Missouri – 1.6%

	Fenton, Missouri, Tax Increment Revenue Bonds, Gravois Bluffs Redevelopment Project, Series 2006:
1,355	5.000%, 4/01/12	No Opt. Call	N/R	1,375,311
500	5.000%, 4/01/13	No Opt. Call	N/R	521,490

154	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Missouri (continued)

	Kansas City Tax Increment Financing Commission, Missouri, Tax Increment Revenue Bonds, Shoal Creek Parkway Project, Series 2011:
$360	5.000%, 6/01/21	6/16 at 100.00	N/R		$365,134
2,000	5.625%, 6/01/23	6/16 at 100.00	N/R		2,018,760

	Missouri Environmental Improvement and Energy Resources Authority, Water Pollution Control and Drinking Water Revenue Bonds, State Revolving Fund Program, Series 2010A:
3,535	5.000%, 1/01/17	No Opt. Call	Aaa		4,179,678
2,985	5.000%, 1/01/18	No Opt. Call	Aaa		3,587,403

1,000	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2007A, 4.875%, 2/01/19	2/17 at 100.00	N/R		1,021,140

	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2005:
7,425	5.500%, 7/01/17 – NPFG Insured	No Opt. Call	A–		8,299,220
11,650	5.500%, 7/01/18 – NPFG Insured	No Opt. Call	A–		13,049,864

5,020	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Series 2007A, 5.000%, 7/01/14 – AGM Insured	No Opt. Call	AA+		5,414,472
35,830	Total Missouri				39,832,472
	Nebraska – 0.5%

	Lancaster County School District 1, Lincoln, Nebraska, General Obligation Bonds, Series 2009:
1,915	3.000%, 1/15/16	No Opt. Call	AAA		2,065,500
3,475	3.000%, 1/15/17	No Opt. Call	AAA		3,763,877
3,220	3.000%, 1/15/18	No Opt. Call	AAA		3,492,798
2,520	3.000%, 1/15/19	No Opt. Call	AAA		2,714,620
11,130	Total Nebraska				12,036,795
	Nevada – 1.1%

535	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13	9/12 at 101.00	BBB+		552,174

435	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 6.000%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB+	(4)	459,269

4,515	Clark County School District, Nevada, General Obligation Refunding Bonds, Series 2002A, 5.500%, 6/15/15 – AGM Insured	12/12 at 103.00	AA+		4,863,423

1,550	Clark County, Nevada, Limited Tax General Obligation Bank Bonds, Series 2006, 5.000%, 11/01/21 – AMBAC Insured	No Opt. Call	AA+		1,679,534

2,525	Clark County, Nevada, Passenger Facility Charge Revenue Bonds, Las Vegas-McCarran International Airport, Refunding Series 2010, 5.000%, 7/01/15	No Opt. Call	Aa3		2,817,547

	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000:
1,000	0.000%, 1/01/11 – AMBAC Insured	No Opt. Call	D		228,000
345	0.000%, 1/01/14 – AMBAC Insured	No Opt. Call	N/R		70,449
5,000	0.000%, 1/01/15 – AMBAC Insured	No Opt. Call	N/R		964,000
65	0.000%, 1/01/16 – AMBAC Insured	No Opt. Call	N/R		11,824
1,220	0.000%, 1/01/18 – AMBAC Insured	No Opt. Call	N/R		197,274

5,000	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/24	6/21 at 100.00	AA+		5,459,550

7,060	Nevada State Motor Vehicle Fuel Tax Revenue Bonds, Series 2006, 5.000%, 12/01/11 – AGM Insured	No Opt. Call	AA+		7,086,687

2,575	Nevada, Motor Vehicle Fuel Tax Highway Improvement Revenue Bonds, Series 2005, 5.000%, 12/01/15 – FGIC Insured	No Opt. Call	AA+		2,910,986
31,825	Total Nevada				27,300,717

Nuveen Investments	155

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Hampshire – 0.2%

$5,000	New Hampshire Business Finance Authority, Pollution Control Revenue Bonds, United Illuminating Company, Series 2010A, 4.500%, 7/01/27 (Mandatory put 7/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB		$5,340,000
	New Jersey – 4.9%

1,175	Bayonne Redevelopment Agency, New Jersey, Revenue Bonds, Royal Caribbean Cruises Project, Series 2006A, 4.750%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BB		1,132,019

250	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2005, 5.000%, 12/01/14 – AMBAC Insured	No Opt. Call	N/R		268,640

350	Monmouth County Improvement Authority, New Jersey, Governmental Loan Revenue Bonds, Series 2007, 5.000%, 12/01/16 – AMBAC Insured	No Opt. Call	N/R		382,095

	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004:
6,860	5.000%, 6/15/12 – FGIC Insured	No Opt. Call	BBB		6,969,760
7,490	5.000%, 6/15/13 – FGIC Insured	No Opt. Call	BBB		7,762,636
3,565	5.375%, 6/15/14	No Opt. Call	BBB		3,777,795
320	5.375%, 6/15/15	No Opt. Call	BBB		342,368
45	5.375%, 6/15/15 – RAAI Insured	No Opt. Call	Baa3		48,146
30	5.500%, 6/15/16 – RAAI Insured	No Opt. Call	Baa3		32,393
3,055	5.625%, 6/15/18	1/12 at 100.00	BBB		3,056,680
2,825	5.625%, 6/15/19	1/12 at 100.00	BBB		2,825,989

	New Jersey Economic Development Authority, School Facilities Construction Bonds, Series 2005P:
2,000	5.000%, 9/01/13	No Opt. Call	A+		2,142,600
2,325	5.000%, 9/01/14	No Opt. Call	A+		2,552,711

3,710	New Jersey Educational Facilities Authority, Revenue Bonds, Higher Education Capital Improvement Fund, Series 2004A, 5.250%, 9/01/14 – AGM Insured	No Opt. Call	AA+		4,069,685

4,305	New Jersey Educational Facilities Authority, Revenue Bonds, Montclair State University Issue, Series 2007A, 5.250%, 7/01/21 – NPFG Insured	No Opt. Call	AA+		4,729,430

	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011:
4,060	5.000%, 7/01/18	No Opt. Call	BBB–		4,163,814
4,260	5.000%, 7/01/19	No Opt. Call	BBB–		4,385,414

410	New Jersey Highway Authority, Senior Revenue Bonds, Garden State Parkway, Series 1989, 6.000%, 1/01/19 – NPFG Insured (ETM)	No Opt. Call	Aaa		505,329

1,400	New Jersey Transit Corporation, Certificates of Participation Refunding, Series 2003, 5.500%, 10/01/14 – AGM Insured	No Opt. Call	AA+		1,554,112

5,140	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2001C, 5.750%, 12/15/12 – AGM Insured	No Opt. Call	AA+		5,436,372

5,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2005C, 5.250%, 6/15/15 – NPFG Insured (ETM)	No Opt. Call	Aaa		5,763,700

	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D:
5,260	5.000%, 12/15/17	No Opt. Call	A+		5,954,478
9,730	5.000%, 12/15/18	No Opt. Call	A+		11,030,609

54	New Jersey Turnpike Authority, Revenue and Improvement Bonds, First Series 1973, 5.700%, 5/01/13 (ETM)	No Opt. Call	A3	(4)	56,507

425	New Jersey Turnpike Authority, Revenue Bonds, Series 1984, 7.000%, 1/01/14 (ETM)	No Opt. Call	AA+	(4)	448,375

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
3,285	6.500%, 1/01/16	No Opt. Call	A+		3,875,216
1,230	6.500%, 1/01/16 – NPFG Insured	No Opt. Call	A+		1,450,994

	New Jersey Turnpike Authority, Revenue Bonds, Series 1991C:
95	6.500%, 1/01/16 (ETM)	No Opt. Call	A+	(4)	115,770
235	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	286,378

156	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New Jersey (continued)

$2,965	6.500%, 1/01/16 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	$3,288,215
1,635	6.500%, 1/01/16 (ETM)	No Opt. Call	AA+	(4)	1,813,231
100	6.500%, 1/01/16 – AMBAC Insured (ETM)	No Opt. Call	A3+	(4)	110,901
1,050	6.500%, 1/01/16 – NPFG Insured (ETM)	No Opt. Call	A+	(4)	1,164,461

1,365	New Jersey Turnpike Authority, Revenue Refunding Bonds, First Series 1977, 6.000%, 1/01/14 (ETM)	No Opt. Call	AAA		1,428,254

2,625	North Hudson Sewerage Authority, New Jersey, Sewerage Revenue Refunding Bonds, Series 2002A, 5.000%, 8/01/12 – FGIC Insured	No Opt. Call	N/R		2,692,253

1,700	Passaic Valley Sewage Commissioners, New Jersey, Sewer Revenue Bonds, Series 2010G, 5.750%, 12/01/22	No Opt. Call	A2		1,956,275

4,915	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		5,072,919

3,315	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2003, 6.375%, 6/01/32 (Pre-refunded 6/01/13)	6/13 at 100.00	Aaa		3,582,620

	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A:
3,985	5.000%, 6/01/14	No Opt. Call	A1		4,201,943
5,640	5.000%, 6/01/15	No Opt. Call	A1		5,988,834
8,805	4.500%, 6/01/23	6/17 at 100.00	BBB		8,022,324
116,989	Total New Jersey				124,442,245
	New Mexico – 0.3%

	Clayton, New Mexico, Appropriation Debt, Jail Project, Series 2006:
2,590	5.000%, 11/01/12 – CIFG Insured	No Opt. Call	BBB+		2,668,063
2,720	5.000%, 11/01/13 – CIFG Insured	No Opt. Call	BBB+		2,852,736

1,215	New Mexico Housing Authority, Multifamily Housing Revenue Bonds, Villa Del Oso Apartments, Series 2003B, 7.500%, 1/01/38 (Pre-refunded 1/01/13)	1/13 at 102.00	Aaa		1,337,885
6,525	Total New Mexico				6,858,684
	New York – 8.3%

500	Dormitory Authority of the State of New York, FHA-Insured Mortgage Revenue Bonds, Montefiore Hospital, Series 2004, 5.000%, 2/01/19 – FGIC Insured	2/15 at 100.00	BBB		542,450

1,500	Dormitory Authority of the State of New York, Mental Health Services Facilities Improvement Revenue Bonds, Series 2010A, 5.000%, 8/15/19	No Opt. Call	AA–		1,758,300

1,875	Dormitory Authority of the State of New York, Revenue Bonds, New York and Presbyterian Hospital, Series 2000B, 6.250%, 8/15/15	8/12 at 100.00	AAA		1,932,844

	Dormitory Authority of the State of New York, Revenue Bonds, Rochester Institute of Technology, Series 2006A:
1,570	5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	A1		1,616,315
1,785	5.000%, 7/01/13 – AMBAC Insured	No Opt. Call	A1		1,902,703

	Dormitory Authority of the State of New York, Revenue Bonds, Winthrop-South Nassau University Hospital Association, Series 2003A:
985	5.500%, 7/01/12	No Opt. Call	Baa1		1,008,315
1,040	5.500%, 7/01/13	No Opt. Call	Baa1		1,093,113

5,535	Long Island Power Authority, New York, Electric System General Revenue Bonds, Series 1998A, 5.500%, 12/01/12 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	5,845,901

1,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005C, 5.250%, 11/15/14	No Opt. Call	A		1,673,550

3,500	Metropolitan Transportation Authority, New York, Transportation Revenue Bonds, Series 2005F, 5.000%, 11/15/12	No Opt. Call	A		3,664,500

1,585	New York City Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008A-1, 5.700%, 7/01/13	No Opt. Call	N/R		1,572,843

Nuveen Investments	157

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	New York (continued)

$10,075	New York City, New York, General Obligation Bonds, Fiscal 2010 Series C, 5.000%, 8/01/17	No Opt. Call	AA		$11,744,428

5,025	New York City, New York, General Obligation Bonds, Fiscal Series 2003B, 5.500%, 8/01/12	No Opt. Call	AA		5,219,870

7,200	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 1997C, 5.000%, 8/01/32 (Mandatory put 8/01/16) – NPFG Insured	No Opt. Call	Baa1		7,839,720

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, Rochester Gas and Electric Corporation, Series 2004A, 4.750%, 5/15/32 (Mandatory put 7/01/16) – NPFG Insured	No Opt. Call	A–		2,169,420

7,330	New York State Energy Research and Development Authority, Pollution Control Revenue Refunding Bonds, New York State Electric and Gas Corporation, Remarketed Series 1994C, 3.000%, 6/01/29 (Mandatory put 6/03/13)	No Opt. Call	BBB+		7,478,213

	New York State Thruway Authority, Local Highway and Bridge Service Contract Bonds, Series 2009:
5,000	4.000%, 4/01/16	No Opt. Call	AA–		5,453,850
5,000	4.000%, 4/01/17	No Opt. Call	AA–		5,465,950
6,525	5.000%, 4/01/18	No Opt. Call	AA–		7,574,546

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1C:
1,780	5.500%, 6/01/18	6/12 at 100.00	AA–		1,822,738
1,075	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA+		1,142,897
500	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA+		531,580
50	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA+		53,158

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1:
9,115	5.500%, 6/01/19	6/13 at 100.00	AA–		9,726,343
1,700	5.250%, 6/01/20 – AMBAC Insured	6/13 at 100.00	AA–		1,807,372
11,200	5.250%, 6/01/21 – AMBAC Insured	6/13 at 100.00	AA–		11,907,392
8,680	5.250%, 6/01/22 – AMBAC Insured	6/13 at 100.00	AA–		9,228,229

4,975	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003A-1, 5.500%, 6/01/18 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa3	(4)	5,127,583

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
2,015	5.500%, 6/01/18	6/12 at 100.00	AA–		2,063,380
3,880	5.500%, 6/01/19	No Opt. Call	AA–		4,140,232
10,005	5.500%, 6/01/20	6/13 at 100.00	AA–		10,676,035
260	5.500%, 6/01/20 – FGIC Insured	6/13 at 100.00	AA–		277,438
13,755	5.500%, 6/01/21	6/13 at 100.00	AA–		14,677,548
3,820	5.500%, 6/01/22	6/13 at 100.00	AA–		4,076,207

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
7,800	5.000%, 6/01/15	No Opt. Call	AA–		8,740,134
5,000	5.000%, 6/01/16	No Opt. Call	AA–		5,686,650
3,600	5.000%, 6/01/17	No Opt. Call	AA–		4,131,108
2,800	5.000%, 6/01/18	No Opt. Call	AA–		3,236,940

10,000	New York State Urban Development Corporation, Service Contract Revenue Bonds, Refunding Series 2010A, 5.000%, 1/01/17	No Opt. Call	AA–		11,457,400

	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009A-1:
3,015	5.000%, 12/15/16	No Opt. Call	AAA		3,519,259
1,000	5.000%, 12/15/17	No Opt. Call	AAA		1,182,280

158	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York (continued)

$7,100	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, Series 2009C, 5.000%, 12/15/18	No Opt. Call	AAA	$8,482,796

5,175	New York State Urban Development Corporation, State Personal Income Tax Revenue Bonds, State Facilities and Equipment, Series 2002C-1, 5.500%, 3/15/14 – FGIC Insured	3/13 at 100.00	AAA	5,518,672

1,515	Niagara County Industrial Development Agency, New York, Solid Waste Disposal Facility Revenue Refunding Bonds, American Ref-Fuel Company of Niagara LP, Series 2001B, 5.550%, 11/15/24 (Mandatory put 11/15/13) (Alternative Minimum Tax)	11/11 at 101.00	Baa2	1,531,695

240	Suffolk County Industrial Development Agency, New York, Civic Facility Revenue Bonds, Special Needs Facilities Pooled Program, Series 2008-B1, 5.700%, 7/01/13	No Opt. Call	N/R	238,159

1,890	TSASC Inc., New York, Tobacco Asset-Backed Bonds, Series 2006, 4.750%, 6/01/22	6/16 at 100.00	BBB	1,824,341

210	Yonkers Industrial Development Agency, New York, Civic Facilities Revenue Bonds, Special Needs Facilities Pooled Program Bonds, Series 2008-C1, 5.700%, 7/01/13	No Opt. Call	N/R	208,389
191,685	Total New York			208,572,786
	North Carolina – 1.9%

	Fayetteville Public Works Commission, North Carolina, Revenue Bonds, Refunding Series 2009A:
3,000	5.000%, 3/01/16	No Opt. Call	AA–	3,469,620
2,010	5.000%, 3/01/17	No Opt. Call	AA–	2,356,524
2,025	5.000%, 3/01/18	No Opt. Call	AA–	2,399,990

	Mecklenburg County Public Facilities Corporation, North Carolina, Limited Obligation Bonds, Refunding Series 2009:
5,500	5.000%, 3/01/16	No Opt. Call	AA+	6,368,505
3,000	5.000%, 3/01/18	No Opt. Call	AA+	3,563,430

	New Hanover County, North Carolina, General Obligation Bonds, School Series 2009:
1,500	3.000%, 6/01/14	No Opt. Call	Aaa	1,592,415
1,500	3.000%, 6/01/15	No Opt. Call	Aaa	1,612,920
1,500	3.000%, 6/01/16	No Opt. Call	Aaa	1,622,910
765	3.000%, 6/01/17	No Opt. Call	Aaa	830,469

4,000	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003A, 5.500%, 1/01/12	No Opt. Call	A–	4,032,680

	North Carolina Medical Care Commission, Hospital Revenue Bonds, CaroMont Health, Series 2008:
2,665	3.000%, 2/15/15 – AGC Insured	No Opt. Call	AA+	2,754,357
3,155	3.500%, 2/15/16 – AGC Insured	No Opt. Call	AA+	3,321,269
2,760	4.000%, 2/15/17 – AGC Insured	No Opt. Call	AA+	2,970,367

	North Carolina State, Capital Improvement Limited Obligation Bonds, Series 2009A:
1,000	5.000%, 5/01/19	No Opt. Call	AA+	1,193,840
5,155	5.000%, 5/01/20	5/19 at 100.00	AA+	6,083,519
3,040	5.000%, 5/01/21	5/19 at 100.00	AA+	3,548,896
42,575	Total North Carolina			47,721,711
	North Dakota – 0.3%

800	Fargo Public School District 1, County, North Dakota, General Obligation Bonds, Limited Tax School Building Series 2008, 4.000%, 5/01/14	No Opt. Call	Aa3	857,648

6,705	Grand Forks, North Dakota, Healthcare System Revenue Bonds, Altru Health System, Series 2007, 5.500%, 12/01/17	No Opt. Call	Baa1	7,294,772
7,505	Total North Dakota			8,152,420

Nuveen Investments	159

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Ohio – 2.5%

$895	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 1982, 7.000%, 1/01/12 (ETM)	No Opt. Call	AA+	(4)	$905,140

2,250	Akron, Bath and Copley Joint Township Hospital District, Ohio, Hospital Facility Revenue Bonds, Akron General Medical Center, Series 2006, 5.000%, 1/01/12	No Opt. Call	BBB+		2,258,618

	Akron, Ohio, Waterworks System Mortgage Revenue Improvement and Refunding Bonds, Series 2009:
2,220	5.000%, 3/01/15 – AGC Insured	No Opt. Call	Aa3		2,485,201
2,580	5.000%, 3/01/17 – AGC Insured	No Opt. Call	Aa3		2,971,876

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
5,780	5.000%, 6/01/14	No Opt. Call	A1		6,094,663
5,705	5.000%, 6/01/15	No Opt. Call	A1		6,057,854
6,235	5.000%, 6/01/16	No Opt. Call	A3		6,600,059
2,875	5.000%, 6/01/17	No Opt. Call	Baa1		3,011,620

9,670	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BB-		7,450,832

2,000	Cleveland, Ohio, Airport System Revenue Bonds, Series 2009C, 5.000%, 1/01/18 - AGM Insured	No Opt. Call	AA+		2,170,200

	Cleveland, Ohio, General Obligation Bonds, Series 2011:
1,470	5.000%, 12/01/19	No Opt. Call	AA		1,679,269
1,540	5.000%, 12/01/20	12/19 at 100.00	AA		1,730,775
1,620	5.000%, 12/01/21	12/19 at 100.00	AA		1,804,469

2,000	Cuyahoga County, Ohio, Revenue Refunding Bonds, Cleveland Clinic Health System, Series 2003A, 5.500%, 1/01/12	No Opt. Call	Aa2		2,017,120

845	Erie County, Ohio, Hospital Facilities Revenue Bonds, Firelands Regional Medical Center, Series 2002A, 5.500%, 8/15/12	No Opt. Call	A–		863,920

270	Lorain County, Ohio, Healthcare Facilities Revenue Refunding Bonds, Kendal at Oberlin, Series 1998A, 5.375%, 2/01/12	1/12 at 100.00	BBB+		270,589

5,650	Ohio Air Quality Development Authority, Air Quality Revenue Refunding Bonds, Columbus Southern Power Company Project, Series 2009A, 3.875%, 12/01/38 (Mandatory put 6/01/14)	No Opt. Call	A3		5,853,570

4,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB-		4,414,360

	Ohio State, Hospital Facility Revenue Refunding Bonds, Cleveland Clinic Health System Obligated Group, Series 2009B:
690	5.000%, 1/01/17	No Opt. Call	Aa2		779,707
500	5.000%, 1/01/18	No Opt. Call	Aa2		566,275

155	Ohio Water Development Authority, Loan Revenue Bonds, Pure Water Development, Series 1990I, 6.000%, 12/01/16 – AMBAC Insured (ETM)	No Opt. Call	Aaa		173,509

2,230	University of Toledo, Ohio, General Receipts Bonds, Series 2009, 4.000%, 6/01/18	No Opt. Call	A+		2,388,018

1,000	Western Reserve Port Authority, Ohio, Solid Waste Facility Revenue Bonds, Central Waste Inc., Series 2007A, 6.100%, 7/01/17 (Alternative Minimum Tax) (5), (6)	No Opt. Call	N/R		180,990
62,180	Total Ohio				62,728,634
	Oklahoma – 1.7%

	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010:
1,000	3.500%, 6/01/12	No Opt. Call	A+		1,017,240
4,845	4.000%, 6/01/14	No Opt. Call	A+		5,184,780

1,935	Oklahoma Capitol Improvement Authority, State Facilities Revenue Bonds, Series 2005F, 5.000%, 7/01/12 – AMBAC Insured	No Opt. Call	AA		1,996,514

160	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Oklahoma (continued)

$3,825	Oklahoma County Finance Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Putnam City Schools Project, Series 2010, 3.500%, 3/01/12	No Opt. Call	A		$3,861,338

850	Sayre Memorial Hospital Authority, Oklahoma, Hospital and Sales Tax Revenue Bonds, Series 2007, 5.350%, 7/01/17	No Opt. Call	N/R		791,996

3,750	Tulsa (Oklahoma), Industrial Authority, Revenue and Refunding Bonds (The University of Tulsa), Series 1996A, 6.000%, 10/01/16 – NPFG Insured	No Opt. Call	A2		4,168,163

	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Series 2009A:
1,000	4.000%, 6/01/15	No Opt. Call	A3		1,041,110
1,200	4.500%, 6/01/16	6/15 at 100.00	A3		1,258,860

12,700	Tulsa Airports Improvement Trust, Oklahoma, General Airport Revenue Bonds, Tulsa International Airport, Series 1997B, 7.050%, 6/01/17 – NPFG Insured (ETM)	No Opt. Call	A3	(4)	15,167,737

7,325	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Broken Arrow Public Schools Project, Series 2011, 5.000%, 9/01/19	No Opt. Call	AA–		8,459,569
38,430	Total Oklahoma				42,947,307
	Oregon – 0.1%

1,000	Oregon State Department of Transportation, Highway User Tax Revenue Bonds, Series 2009A, 5.000%, 11/15/22	5/19 at 100.00	AAA		1,160,740

2,000	Tri-County Metropolitan Transportation District, Oregon, Capital Grant Receipt Revenue Bonds, Series 2011A, 5.000%, 10/01/18	No Opt. Call	A1		2,328,860
3,000	Total Oregon				3,489,600
	Pennsylvania – 5.5%

	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Robert Morris University, Series 2006A:
755	4.200%, 2/15/12	No Opt. Call	Baa3		757,514
785	4.300%, 2/15/13	No Opt. Call	Baa3		795,590
1,480	4.375%, 2/15/14	No Opt. Call	Baa3		1,508,830

	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Jefferson Regional Medical Center, Series 2006B:
1,710	5.000%, 5/01/12	No Opt. Call	Baa2		1,726,912
1,800	5.000%, 5/01/13	No Opt. Call	Baa2		1,843,362
1,865	5.000%, 5/01/14	No Opt. Call	Baa2		1,920,148
1,985	5.000%, 5/01/15	No Opt. Call	Baa2		2,047,925
1,620	5.000%, 5/01/16	No Opt. Call	Baa2		1,660,630
1,285	5.000%, 5/01/18	5/16 at 100.00	Baa2		1,289,099

5,000	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3		5,700,100

	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Refunding Series 2011:
6,550	5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA+		7,451,215
4,400	5.000%, 12/01/18 – AGM Insured	No Opt. Call	AA+		5,020,048

1,010	Central Dauphin School District, Dauphin County, Pennsylvania, General Obligation Bonds, Series 2006, 5.250%, 2/01/14 – NPFG Insured (ETM)	No Opt. Call	AA	(4)	1,114,081

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Refunding Series 2005A:
100	5.000%, 12/01/15 – RAAI Insured	No Opt. Call	BBB+		105,682
20	4.250%, 12/01/17 – RAAI Insured	12/15 at 100.00	BBB+		20,199
210	5.000%, 12/01/19 – RAAI Insured	12/15 at 100.00	BBB+		214,404
75	5.000%, 12/01/21 – RAAI Insured	12/15 at 100.00	BBB+		75,955

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Presbyterian Homes Inc., Series 2003A:
3,170	4.750%, 12/01/19 – RAAI Insured	12/12 at 100.00	BBB+		3,180,429
50	5.000%, 12/01/26 – RAAI Insured	12/12 at 100.00	BBB+		47,237

Nuveen Investments	161

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2010:
$1,000	4.000%, 12/01/16	No Opt. Call	A+		$1,104,350
500	5.000%, 12/01/18	No Opt. Call	A+		585,560

2,670	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.100%, 7/01/13 (Mandatory put 1/01/13)	1/12 at 100.00	Ba1		2,679,131

1,000	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.125%, 12/15/20	12/14 at 100.00	N/R		953,040

3,400	Lebanon County Health Facilities Authority, Pennsylvania, Revenue Bonds, Good Samaritan Hospital Project, Refunding Series 2004, 5.000%, 11/15/18	11/13 at 100.00	BB+		3,223,846

2,705	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.500%, 12/15/19	No Opt. Call	N/R		2,678,031

2,165	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009, 5.000%, 7/01/17	No Opt. Call	BBB+		2,284,356

1,230	Pennsylvania Convention Center Authority, Revenue Bonds, Series 1989A, 6.700%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	AA+	(4)	1,422,962

	Pennsylvania Economic Development Financing Authority, Health System Revenue Bonds , Albert Einstein Healthcare, Series 2009A:
3,000	5.000%, 10/15/12	No Opt. Call	Baa1		3,046,590
2,350	5.000%, 10/15/13	No Opt. Call	Baa1		2,420,876
3,050	5.250%, 10/15/14	No Opt. Call	Baa1		3,169,804
3,275	5.250%, 10/15/15	No Opt. Call	Baa1		3,421,982

800	Pennsylvania Economic Development Financing Authority, Senior Lien Resource Recovery Revenue Bonds, Northampton Generating Project, Series 1994A, 6.500%, 1/01/13 (Alternative Minimum Tax)	1/12 at 100.00	CC		450,640

10,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB		10,199,300

725	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.000%, 11/01/41 (Mandatory put 4/30/13) (WI/DD, Settling 11/15/11)	11/12 at 100.00	A–		728,002

	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009B:
2,725	4.000%, 6/01/13	No Opt. Call	A–		2,834,709
4,000	5.000%, 6/01/14	No Opt. Call	A–		4,330,800
4,000	5.000%, 6/01/15	No Opt. Call	A–		4,411,440
4,000	5.000%, 6/01/16	No Opt. Call	A–		4,467,200

15,375	Pennsylvania, General Obligation Bonds, Refunding 3rd Series 2004, 5.375%, 7/01/16 – NPFG Insured	No Opt. Call	Aa1		18,214,148

3,420	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	4,267,373

2,850	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	1/12 at 100.00	BBB–		2,849,687

10,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Refunding Series 2010C, 5.000%, 9/01/16	No Opt. Call	Aa2		11,143,300

	Pittsburgh Water and Sewerage Authority, Pennsylvania, Water and Sewerage System Revenue Refunding Bonds, Series 1986:
1,634	7.250%, 9/01/14 – FGIC Insured (ETM)	No Opt. Call	Aaa		1,818,135
585	6.000%, 9/01/16 – FGIC Insured (ETM)	No Opt. Call	Aaa		689,762

2,750	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2005A, 5.000%, 9/01/12 – NPFG Insured	No Opt. Call	A1		2,839,348

162	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,250	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011, 4.625%, 8/01/17	No Opt. Call	BBB+		$1,291,200

2,500	University of Pittsburgh of the Commonwealth System of Higher Education, Pennsylvania, University Capital Project Bonds, Series 2009B, 5.500%, 9/15/21	3/19 at 100.00	Aa1		3,013,425

1,590	West Shore Area Hospital Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity Project, Series 2001, 5.900%, 1/01/17 (Pre-refunded 1/01/12)	1/12 at 100.00	BBB+	(4)	1,605,153
128,419	Total Pennsylvania				138,623,510
	Puerto Rico – 0.8%

7,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2010ZZ, 5.250%, 7/01/24	7/20 at 100.00	A3		7,429,660

12,500	Puerto Rico Government Development Bank, Adjustable Refunding Bonds, Variable Rate Demand Obligations, Series 1985, 4.750%, 12/01/15 – NPFG Insured	12/12 at 101.00	BBB		12,843,625
19,500	Total Puerto Rico				20,273,285
	Rhode Island – 0.2%

2,000	Rhode Island Industrial Facilities Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2004A, 4.625%, 4/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB		2,187,580

3,760	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.000%, 6/01/23	6/12 at 100.00	Baa1		3,767,670
5,760	Total Rhode Island				5,955,250
	South Carolina – 0.8%

6,010	Dorchester County School District 2, South Carolina, Installment Purchase Revenue Bonds, GROWTH, Series 2004, 5.250%, 12/01/19	12/14 at 100.00	AA–		6,618,032

7,125	Georgetown County, South Carolina, Environmental Improvement Revenue Refunding Bonds, International Paper Company, Series 2002A, 5.700%, 4/01/14	No Opt. Call	BBB		7,700,771

805	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/13	No Opt. Call	AA–		868,845

1,485	McCormick County, South Carolina, Hospital Facilities Revenue Refunding and Improvement Bonds, McCormick Health Care Center Project, Series 2006, 8.000%, 3/01/21 (ETM)	No Opt. Call	N/R	(4)	1,968,917

1,060	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+		1,127,607

1,000	South Carolina JOBS-Economic Development Authority, Residential Care Facilities First Mortgage Revenue Bonds, South Carolina Episcopal Home at Still Hopes, Series 2004A, 6.000%, 5/15/17	1/12 at 100.00	N/R		999,940
17,485	Total South Carolina				19,284,112
	South Dakota – 0.1%

3,010	Heartland Consumers Power District, South Dakota, Electric System Revenue Bonds, Series 1977, 6.375%, 1/01/16 (ETM)	No Opt. Call	AAA		3,388,508
	Tennessee – 1.4%

6,000	Harpeth Valley Utilities District, Davidson and Williamson Counties, Tennessee Subordinate Utilities Revenue Bonds, Series 2010, 5.000%, 3/01/14	9/12 at 100.00	A1		6,159,420

	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2006A:
525	5.000%, 7/01/13	No Opt. Call	BBB+		546,672
695	5.000%, 7/01/14	No Opt. Call	BBB+		732,989

Nuveen Investments	163

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tennessee (continued)

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Revenue Bonds, Baptist Memorial Healthcare, Series 2004A:
$2,000	5.000%, 9/01/15	No Opt. Call	AA	$2,246,660
5,000	5.000%, 9/01/16	No Opt. Call	AA	5,658,300
2,500	5.000%, 9/01/18	No Opt. Call	AA	2,850,150

	Tennessee State, General Obligation Bonds, Series 2009A:
7,500	5.000%, 5/01/17	No Opt. Call	Aaa	8,912,250
1,000	5.000%, 5/01/19	5/17 at 100.00	Aaa	1,164,520

	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006A:
4,175	5.000%, 9/01/13	No Opt. Call	Ba3	4,359,034
250	5.000%, 9/01/14	No Opt. Call	Ba3	263,570
200	5.250%, 9/01/18	No Opt. Call	Ba3	204,144

1,395	The Tennessee Energy Acquisition Corporation, Gas Revenue Bonds, Series 2006C, 5.000%, 2/01/17	No Opt. Call	BBB	1,410,038
31,240	Total Tennessee			34,507,747
	Texas – 6.1%

2,235	Austin Convention Enterprises Inc., Texas, Convention Center Hotel Revenue Bonds, First Tier Series 2006A, 5.250%, 1/01/13 – SYNCORA GTY Insured	No Opt. Call	BB+	2,241,973

5,000	Austin, Texas, Combined Utility System Revenue Bonds, Series 1992A, 0.000%, 11/15/11 – NPFG Insured	No Opt. Call	A1	4,999,150

10,000	BB&T Municipal Trust Pool, Series 2011, 0.250%, 9/01/14	No Opt. Call	N/R	9,997,000

3,000	Bexar County Housing Finance Corporation, Texas, FNMA Guaranteed Multifamily Housing Revenue Bonds, Villas Sonterra Apartments Project, Series 2007A, 4.700%, 10/01/15 (Alternative Minimum Tax)	No Opt. Call	N/R	3,168,990

4,000	Brazos River Authority, Texas, Pollution Control Revenue Refunding Bonds, TXU Energy Company LLC, Series 2003A, 6.750%, 4/01/38 (Mandatory put 4/01/13) (Alternative Minimum Tax)	No Opt. Call	CC	3,218,240

	City of Houston, Texas, Sewer System Revenue Bonds, Series 1984:
1,420	9.375%, 10/01/13 – NPFG Insured (ETM)	4/12 at 100.00	Aaa	1,563,321
55	9.375%, 10/01/13 – NPFG Insured (ETM)	4/12 at 100.00	Aaa	60,551

	Dallas, Texas, Waterworks and Sewer System Revenue Bonds, Refunding Series 2007:
5,000	5.000%, 10/01/13 – AMBAC Insured	No Opt. Call	AAA	5,436,200
6,725	5.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AAA	7,750,025

	Harris County Cultural Education Facilities Finance Corporation, Texas, Revenue Refunding Bonds, Methodist Hospital System, Series 2009B:
3,000	5.000%, 12/01/28 (Mandatory put 6/01/12)	No Opt. Call	AA	3,080,130
5,000	5.000%, 12/01/41 (Mandatory put 6/01/13)	No Opt. Call	AA	5,345,050

6,000	Harris County, Texas, General Obligation Bonds, Refunding Road Series 2009A, 5.250%, 10/01/18	No Opt. Call	AAA	7,292,580

11,510	Houston, Texas, General Obligation Bonds, Public Improvement Refunding Series 2009A, 5.000%, 3/01/20	3/19 at 100.00	AA	13,464,513

2,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.000%, 9/01/14	No Opt. Call	A2	2,197,060

	Houston, Texas, Senior Lien Airport System Revenue Bonds, Refunding Series 2009A:
1,300	5.000%, 7/01/15	No Opt. Call	AA–	1,458,496
1,100	5.000%, 7/01/16	No Opt. Call	AA–	1,254,473

2,250	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011B, 5.000%, 7/01/20	No Opt. Call	A	2,557,058

	Lubbock Health Facilities Development Corporation, Texas, Revenue Bonds, St. Joseph Health System, Refunding Series 2008B:
3,030	5.000%, 7/01/18	No Opt. Call	AA–	3,377,117
3,000	5.000%, 7/01/20	No Opt. Call	AA–	3,307,830

164	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$5,660	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2006, 3.750%, 12/01/18 (Mandatory put 6/01/15)	No Opt. Call	BBB		$5,951,660

2,000	Mission Economic Development Corporation, Texas, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2008, 6.000%, 8/01/20 (Mandatory put 8/01/13)	No Opt. Call	BBB		2,139,580

10,050	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008H, 5.000%, 1/01/42 (Mandatory put 1/01/13)	No Opt. Call	A2		10,528,782

10,000	San Antonio Independent School District, Bexar County, Texas, General Obligation Bonds, Series 2005, 5.000%, 8/15/21	8/15 at 100.00	AAA		11,263,400

5,030	San Antonio, Texas, Electric and Gas System Revenue Refunding Bonds, New Series 1992, 5.000%, 2/01/17 (ETM)	No Opt. Call	AA+	(4)	5,587,877

8,420	Texas A&M University Financing System Revenue Bonds, Series 2008, 5.000%, 5/15/15	No Opt. Call	Aaa		9,599,474

6,490	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/16	No Opt. Call	AAA		7,535,539

2,250	Texas State, Public Financing Authority, General Obligation Bonds, Series 2009A, 5.000%, 10/01/17	No Opt. Call	Aaa		2,678,378

5,350	Texas State, Transportation Commission Highway Fund Revenue Bonds, First Tier Series 2006A, 5.000%, 4/01/12	No Opt. Call	AAA		5,456,679

	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011:
1,000	2.000%, 8/15/13	No Opt. Call	A		1,006,770
2,000	3.000%, 8/15/14	No Opt. Call	A		2,060,220
2,565	3.000%, 8/15/15	No Opt. Call	A		2,631,331
2,640	3.000%, 8/15/16	No Opt. Call	A		2,686,358
2,720	3.000%, 8/15/17	No Opt. Call	A		2,733,165

935	Weslaco Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Knapp Medical Center, Series 2002, 6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	N/R	(4)	959,693
142,735	Total Texas				154,588,663
	Virgin Islands – 0.7%

	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B:
2,500	5.000%, 10/01/14	No Opt. Call	BBB		2,669,600
4,455	5.000%, 10/01/15	No Opt. Call	BBB		4,811,445
4,375	5.000%, 10/01/16	No Opt. Call	BBB		4,753,350
4,000	5.000%, 10/01/17	No Opt. Call	BBB		4,353,720
15,330	Total Virgin Islands				16,588,115
	Virginia – 0.5%

	Amherst Industrial Development Authority, Virginia, Revenue Bonds, Sweet Briar College, Series 2006:
400	4.000%, 9/01/12	No Opt. Call	BBB		408,176
400	4.000%, 9/01/13	No Opt. Call	BBB		415,424
400	4.000%, 9/01/14	No Opt. Call	BBB		418,764
400	4.125%, 9/01/15	No Opt. Call	BBB		420,836

2,100	Caroline County Industrial Development Authority, Virginia, Public Facility Lease Revenue Bond, Anticipation Notes, Series 2011, 4.000%, 8/01/16	2/13 at 100.00	N/R		2,119,929

1,000	Hanover County, Virginia, General Obligation Bonds, Refunding & Public Improvement Series 2009, 5.000%, 7/15/19	No Opt. Call	AAA		1,214,020

	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008c:
3,750	5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–		4,042,125
2,000	5.000%, 11/01/35 (Mandatory put 12/01/14)	No Opt. Call	A–		2,006,920

Nuveen Investments	165

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$490	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005, 5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	$504,186

1,750	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.100%, 7/01/18 – RAAI Insured	1/12 at 100.00	N/R	1,751,715
12,690	Total Virginia			13,302,095
	Washington – 1.3%

4,040	Seattle, Washington, Municipal Light and Power Revenue Bonds, Refunding & Improvement Series 2010B, 5.000%, 2/01/17	No Opt. Call	Aa2	4,731,406

3,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.375%, 1/01/31	1/21 at 100.00	A	3,034,380

10,380	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, 2010 Series 2009B, 5.000%, 8/01/15	No Opt. Call	AA+	11,893,093

8,715	Washington State, General Obligation Motor Vehicle Fuel Tax Bonds, Series 2008B, 5.000%, 7/01/19	7/18 at 100.00	AA+	10,243,785

2,230	Washington, General Obligation Bonds, Series 1990A, 6.750%, 2/01/15	No Opt. Call	AA+	2,435,026
28,365	Total Washington			32,337,690
	West Virginia – 0.4%

2,000	West Virginia Economic Development Authority, Pollution Control Revenue Bonds, Appalachian Power Company – Amos Project, Series 2008, 4.850%, 5/01/19 (Mandatory put 9/04/13)	No Opt. Call	BBB	2,110,680

7,000	West Virginia Economic Development Authority, Solid Waste Disposal Facilities Revenue Bonds, Ohio Power Company – Amos Project, Series 2010A, 3.125%, 3/01/43 (Mandatory put 4/01/15)	No Opt. Call	Baa1	7,203,770

500	West Virginia State Building Commission, Lease Revenue Refunding Bonds, Regional Jail and Corrections Facility, Series 1998A, 5.375%, 7/01/18 – AMBAC Insured	No Opt. Call	N/R	538,190
9,500	Total West Virginia			9,852,640
	Wisconsin – 2.6%

145	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002, 5.750%, 6/01/12 (ETM)	No Opt. Call	AAA	149,524

	Badger Tobacco Asset Securitization Corporation, Wisconsin, Tobacco Settlement Asset-Backed Bonds, Series 2002:
280	6.000%, 6/01/17 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	289,229
6,175	6.125%, 6/01/27 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	6,383,036
8,520	6.375%, 6/01/32 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa	8,819,393

4,070	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2009B, 4.750%, 8/15/25 (Mandatory put 8/15/14)	No Opt. Call	A3	4,351,400

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010B:
5,000	5.000%, 7/15/17	No Opt. Call	A3	5,385,650
5,000	5.000%, 7/15/18	No Opt. Call	A3	5,377,700
5,650	5.000%, 7/15/19	No Opt. Call	A3	6,028,098

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 6.500%, 2/15/12	No Opt. Call	BBB+	1,266,025

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2006A:
450	5.000%, 2/15/12	No Opt. Call	BBB+	453,839
400	5.000%, 2/15/13	No Opt. Call	BBB+	412,684
450	5.000%, 2/15/14	No Opt. Call	BBB+	471,254
500	5.000%, 2/15/15	No Opt. Call	BBB+	529,385

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Medical College of Wisconisin, Inc., Series 2010:
1,475	5.000%, 12/01/16	No Opt. Call	A+	1,630,819
1,555	5.000%, 12/01/17	No Opt. Call	A+	1,723,886

166	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,635	5.000%, 12/01/18	No Opt. Call	A+	$1,802,615
1,710	5.000%, 12/01/19	No Opt. Call	A+	1,879,952

10,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Mercy Alliance, Inc., Series 2010A, 5.000%, 6/01/19	No Opt. Call	A2	10,449,895

	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Healthcare System, Series 2006:
4,000	5.000%, 8/15/14	No Opt. Call	BBB+	4,183,155
2,000	5.250%, 8/15/18	8/16 at 100.00	BBB+	2,086,235

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Wheaton Franciscan Services Inc., Series 2003A, 5.000%, 8/15/13	No Opt. Call	BBB+	496,401

2,090	Wisconsin State, General Fund Annual Appropriation Revenue Bonds, Refunding Series 2009A, 5.250%, 5/01/20	5/19 at 100.00	AA–	2,456,623
62,835	Total Wisconsin			66,626,798
2,128,378	Total Long-Term Investments (cost $2,219,084,841) – 91.5%			2,303,062,604
	SHORT-TERM INVESTMENTS – 5.6%

	Arkansas – 0.1%

1,620	Sebastian County Health Facilities Board, Arkansas, Hospital Revenue Improvement Bonds, Sparks Regional Medical Center, Variable Rate Demand Obligations, Series 2001A, 5.500%, 11/01/11 (8)	No Opt. Call	N/R	1,620,000
	California – 0.1%

3,010	Los Angeles Unified School District, California, Certificates of Participation, Administration Building Project III, Variable Rate Demand Obligations, Refunding Series 2008B, 0.100%, 10/01/31 (8)	1/12 at 100.00	A-1	3,010,000
	Connecticut – 0.7%

4,345	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Choate Rosemary Hall, Variable Rate Demand Obligations, Series 2008D, 0.130%, 7/01/37 (8)	1/12 at 100.00	VMIG-1	4,345,000

7,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Series 1999-U2, 0.050%, 7/01/33 (8)	5/12 at 100.00	A-1+	7,000,000

7,730	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Yale University, Variable Rate Demand Obligations, Trust 2862, 0.150%, 7/01/15 (8)	No Opt. Call	A-1+	7,730,000
19,075	Total Connecticut			19,075,000
	Georgia – 0.5%

11,910	Georgia, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1881, 0.130%, 4/01/27 (8)	4/17 at 100.00	VMIG-1	11,910,000

65	Private College & University Facilities Authority, Georgia, Revenue Bonds, Mercer University, Variable Rate Demand Obligations, Series 1991, 6.400%, 11/01/11 - NPFG Insured (8)	12/11 at 100.00	N/R	65,000
11,975	Total Georgia			11,975,000
	Maine – 0.3%

6,665	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Bowdoin College, Variable Rate Demand Obligations, Tender Option Bond Trust 2009-5B, 0.150%, 7/01/39 (8)	7/19 at 100.00	VMIG-1	6,665,000
	Maryland – 0.3%

8,110	Maryland Health and Higher Educational Facilities Authority, Variable Rate Demand Obligations, Goucher College, Series 2007, 0.180%, 7/01/37 (8)	1/20/2012	A-1	8,110,000
	Massachusetts – 0.6%

10,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Harvard University, Variable Rate Demand Obligations, Tender Option Bond Trust 3529, 0.140%, 11/15/16 (8)	No Opt. Call	A-1+	10,000,000

Nuveen Investments	167

Portfolio of Investments (Unaudited)

Nuveen Limited Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$3,000	Massachusetts, General Obligation Bonds, SIFMA Index Bonds, Variable Rate Demand Obligations, Series 2010A, 0.380%, 2/01/12 (8)	1/12 at 100.00	N/R	$3,000,000

2,700	Massachusetts, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2755, 0.140%, 8/01/27 - AGM Insured (8)	8/17 at 100.00	A-1	2,700,000
15,700	Total Massachusetts			15,700,000
	Michigan – 0.2%

4,000	Detroit City School District, Wayne County, Michigan, General Obligation Bonds, Variable Rate Demand Obligations, Tender Option Bonds Trust DCL-045, 2.000%, 5/01/30 (8)	No Opt. Call	VMIG-1	4,000,000
	Missouri – 0.2%

5,000	St. Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Variable Rate Demand Obligations, Tender Option Bond Trust DCL-017, 2.630%, 7/01/22 (8)	No Opt. Call	A-2	5,000,000

300	St. Joseph Industrial Development Authority, Missouri, Tax Increment Bonds, Shoppes at North Village Project, Variable Rate Demand Obligations, Series 2005B, 5.000%, 11/01/11 (8)	No Opt. Call	N/R	300,000
5,300	Total Missouri			5,300,000
	North Carolina – 0.2%

5,000	University of North Carolina, Chapel Hill, System Net Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1287, 0.140%, 12/01/34 (8)	12/15 at 100.00	A-1	5,000,000
	New Mexico – 0.1%

2,460	Clayton, New Mexico, Appropriation Debt, Jail Project, Variable Rate Demand Obligations, Series 2006, 5.000%, 11/01/11 (8)	No Opt. Call	N/R	2,460,000
	Oregon – 0.2%

5,880	Eugene, Oregon, Electric Utility Revenue Bonds, Variable Rate Demand Obligations, Series 2003A, 0.150%, 8/01/22 - AGM Insured (8)	8/13 at 100.00	A-1	5,880,000
	Pennsylvania – 0.2%

4,330	Pennsylvania State University, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 1971, 0.140%, 9/01/13 (8)	No Opt. Call	VMIG-1	4,330,000
	South Carolina – 0.4%

7,440	Greenville County School District, South Carolina, Installment Purchase Revenue Bonds, Refunding Building Equity Sooner, Variable Rate Demand Obligations, Tender Option Bond Trust 2056, 0.130%, 12/01/20 - AGC Insured (8)	No Opt. Call	VMIG-1	7,440,000

1,575	South Carolina JOBS Economic Development Authority, Economic Development Revenue, Waste Management of South Carolina, Inc. Project, Variable Rate Demand Obligations, Series 2008, 2.875%, 2/01/15 (8)	No Opt. Call	A-2	1,575,000
9,015	Total South Carolina			9,015,000
	Tennessee – 0.3%

8,715	Chattanooga, Tennessee, Electric System Enterprise Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 08-29, 0.140%, 3/01/16 (8)	No Opt. Call	A-1	8,715,000
	Virginia – 0.6%

4,875	Madison County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, The Woodberry Forest School, Variable Rate Demand Obligations, Series 2007, 0.230%, 10/01/37 (8)	1/12 at 100.00	VMIG-2	4,875,000

5,000	Virginia Resources Authority, Clean Water State Revolving Fund Revenue Bonds, Series 2008, Variable Rate Demand Obligations, Trust 2917, 0.150%, 10/01/28 (8)	10/18 at 100.00	A-1	5,000,000

168	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virginia (continued)

$6,005	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2876, 0.140%, 11/01/32 (8)	No Opt. Call	F-1+	$6,005,000
15,880	Total Virginia			15,880,000
	Washington – 0.6%
15,000	Central Puget Sound Regional Transit Authority, Washington, Sales and Use Tax Revenue Bonds, Variable Rate Demand Obligations, Tender Option Bond Trust 2007-1C, 0.140%, 11/01/32 (8)	11/17 at 100.00	VMIG-1	15,000,000
$141,735	Total Short-Term Investments (cost $141,735,000)			141,735,000
	Total Investments (cost $2,360,819,841) – 97.1%			2,444,797,604
	Other Assets Less Liabilities – 2.9%			72,577,737
	Net Assets – 100%			$2,517,375,341

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

(7)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees.

(8)	Investment has a maturity of more than one year, but has variable rate demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

Nuveen Investments	169

Statement of Assets and Liabilities (Unaudited)

October 31, 2011

	All-American	High Yield	Inflation Protected Municipal Bond	Municipal Bond	Intermediate Duration	Limited Term
Assets
Investments, at value (cost $676,860,361, $5,480,824,377, $8,349,171, $733,769,005, $2,474,642,338 and $2,360,819,841, respectively)	$703,659,342	$5,184,082,027	$8,686,229	$751,273,974	$2,560,114,223	$2,444,797,604
Cash	32,533,025	16,582,402	—	245,300	34,135,268	23,902,875
Receivables:
Interest	12,253,825	135,045,079	123,094	11,307,949	40,142,204	34,423,174
Investments sold	50,000	28,073,305	—	2,274,937	11,304,947	9,779,557
Shares sold	9,202,939	22,901,317	93,996	308,058	5,029,570	15,840,508
Other assets	56,268	441,343	2	112,549	350,484	136,583
Total assets	757,755,399	5,387,125,473	8,903,321	765,522,767	2,651,076,696	2,528,880,301
Liabilities
Cash overdraft	—	—	54,193	—	—	—
Floating rate obligations	3,000,000	166,685,000	—	7,495,000	—	—
Unrealized depreciation on forward swaps	—	57,441,836	149,126	—	—	—
Payables:
Dividends	1,093,376	10,015,541	18,965	815,707	1,967,016	2,145,837
Investments purchased	21,016,628	26,168,349	49,738	20,339	5,615,661	2,623,907
Shares redeemed	1,120,061	17,900,889	56	966,795	2,801,922	4,638,835
Accrued expenses:
Management fees	274,651	2,224,055	2,180	292,002	921,684	805,283
12b-1 distribution and service fees	191,196	1,077,594	2,010	95,085	140,951	435,346
Other	315,685	1,785,556	24,888	400,463	1,149,375	855,752
Total liabilities	27,011,597	283,298,820	301,156	10,085,391	12,596,609	11,504,960
Net assets	$730,743,802	$5,103,826,653	$8,602,165	$755,437,376	$2,638,480,087	$2,517,375,341
Class A Shares
Net assets	$405,500,971	$1,873,434,459	$4,454,408	$251,398,953	$374,816,435	$995,925,390
Shares outstanding	37,662,168	124,982,718	426,067	23,984,847	41,575,944	90,348,337
Net asset value per share	$10.77	$14.99	$10.45	$10.48	$9.02	$11.02
Offering price per share (net asset value per share plus maximum sales charge of 4.20%, 4.20%, 3.00%, 4.20%, 3.00% and 2.50%, respectively, of offering price)	$11.24	$15.65	$10.77	$10.94	$9.30	$11.30
Class B Shares
Net assets	$4,393,760	$41,087,855	N/A	$4,178,376	$4,073,118	N/A
Shares outstanding	406,986	2,743,865	N/A	397,447	450,351	N/A
Net asset value and offering price per share	$10.80	$14.97	N/A	$10.51	$9.04	N/A
Class C Shares
Net assets	$193,226,838	$1,155,254,942	$2,120,179	$76,906,838	$119,331,945	$580,356,381
Shares outstanding	17,943,174	77,133,913	202,943	7,374,213	13,197,681	52,851,533
Net asset value and offering price per share	$10.77	$14.98	$10.45	$10.43	$9.04	$10.98
Class I Shares
Net assets	$127,622,233	$2,034,049,397	$2,027,578	$422,953,209	$2,140,258,589	$941,093,570
Shares outstanding	11,799,047	135,737,913	193,876	40,401,384	236,848,157	85,849,026
Net asset value and offering price per share	$10.82	$14.99	$10.46	$10.47	$9.04	$10.96
Net assets consist of:
Capital paid-in	$719,779,614	$6,635,066,955	$8,390,921	$739,117,599	$2,552,069,171	$2,447,563,406
Undistributed (Over-distribution of) net investment income	3,846,678	908,403	14,161	2,660,445	11,628,369	(177,914)
Accumulated net realized gain (loss)	(19,681,471)	(1,177,964,519)	9,151	(3,845,637)	(10,689,338)	(13,987,914)
Net unrealized appreciation (depreciation)	26,798,981	(354,184,186)	187,932	17,504,969	85,471,885	83,977,763
Net assets	$730,743,802	$5,103,826,653	$8,602,165	$755,437,376	$2,638,480,087	$2,517,375,341
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01	$0.01	$0.01

N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

170	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended October 31, 2011

	All-American	High Yield	Inflation Protected Municipal Bond	Municipal Bond	Intermediate Duration	Limited Term
Investment Income	$20,261,288	$206,932,363	$142,686	$19,964,352	$57,176,704	$41,658,582
Expenses
Management fees	1,532,483	13,056,685	16,813	1,749,613	5,543,927	4,686,788
12b-1 service fees – Class A	376,192	1,864,230	3,197	261,813	376,800	985,822
12b-1 distribution and service fees – Class B	22,481	212,547	N/A	23,037	21,450	N/A
12b-1 distribution and service fees – Class C	674,986	4,232,856	7,167	291,370	430,917	1,582,583
Shareholders’ servicing agent fees and expenses	155,794	992,420	587	210,424	702,267	483,047
Interest expense	6,866	917,513	—	14,428	—	—
Custodian’s fees and expenses	61,631	395,199	4,360	63,128	187,078	188,315
Trustees’ fees and expenses	10,412	80,594	3,101	12,260	40,276	38,060
Professional fees	20,172	1,134,320	20,063	24,739	46,848	47,254
Shareholders’ reports – printing and mailing expenses	48,863	249,815	1,905	39,198	123,973	137,069
Federal and state registration fees	55,835	158,947	8,041	28,658	59,337	71,317
Other expenses	8,091	120,385	1,110	8,739	23,766	33,881
Total expenses before custodian fee credit and expense reimbursement	2,973,806	23,415,511	66,344	2,727,407	7,556,639	8,254,136
Custodian fee credit	(3,590)	(15,804)	(50)	(1,794)	(8,053)	(6,977)
Expense reimbursement	—	—	(35,568)	—	—	—
Net expenses	2,970,216	23,399,707	30,726	2,725,613	7,548,586	8,247,159
Net investment income (loss)	17,291,072	183,532,656	111,960	17,238,739	49,628,118	33,411,423
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments	1,546,752	4,678,278	9,907	1,096,875	341,004	(700,412)
Forwards	—	(25,846,900)	—	—	—	—
Net change in unrealized appreciation (depreciation) of:
Investments	30,486,449	310,677,767	214,417	32,948,908	48,369,680	35,145,391
Forwards	—	(43,792,527)	(199,144)	—	—	—
Net realized and unrealized gain (loss)	32,033,201	245,716,618	25,180	34,045,783	48,710,684	34,444,979
Net increase (decrease) in net assets from operations	$49,324,273	$429,249,274	$137,140	$51,284,522	$98,338,802	$67,856,402

N/A	– Inflation Protected and Limited Term are not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	171

Statement of Changes in Net Assets (Unaudited)

	All-American		High-Yield
	Six Months Ended 10/31/11	Year Ended 4/30/11	Six Months Ended 10/31/11	Year Ended 4/30/11
Operations
Net investment income (loss)	$17,291,072	$32,169,771	$183,532,656	$345,315,839
Net realized gain (loss) from:
Investments	1,546,752	1,207,064	4,678,278	(55,980,993)
Forward swaps	—	(1,973,667)	(25,846,900)	(32,600,000)
Change in net unrealized appreciation (depreciation) of:
Investments	30,486,449	(27,419,092)	310,677,767	(351,659,327)
Forward swaps	—	379,700	(43,792,527)	59,191
Net increase (decrease) in net assets from operations	49,324,273	4,363,776	429,249,274	(94,865,290)
Distributions to Shareholders
From net investment income:
Class A	(9,713,019)	(19,075,150)	(65,108,962)	(140,447,371)
Class B	(104,926)	(335,658)	(1,405,987)	(3,907,283)
Class C	(4,140,537)	(8,060,345)	(36,530,680)	(75,957,457)
Class I	(2,903,771)	(4,251,784)	(71,997,731)	(117,982,750)
Decrease in net assets from distributions to shareholders	(16,862,253)	(31,722,937)	(175,043,360)	(338,294,861)
Fund Share Transactions
Proceeds from sale of shares	145,977,189	278,951,439	1,089,187,606	2,490,963,393
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,421,578	17,690,188	115,414,445	200,902,841
	156,398,767	296,641,627	1,204,602,051	2,691,866,234
Cost of shares redeemed	(75,335,824)	(205,143,683)	(874,066,115)	(2,637,190,781)
Net increase (decrease) in net assets from Fund share transactions	81,062,943	91,497,944	330,535,936	54,675,453
Net increase (decrease) in net assets	113,524,963	64,138,783	584,741,850	(378,484,698)
Net assets at the beginning of period	617,218,839	553,080,056	4,519,084,803	4,897,569,501
Net assets at the end of period	$730,743,802	$617,218,839	$5,103,826,653	$4,519,084,803
Undistributed (Over-distribution of) net investment income at the end of period	$3,846,678	$3,417,859	$908,403	$(7,580,893)

See accompanying notes to financial statements.

172	Nuveen Investments

	Inflation Protected		Municipal Bond
	Six Months Ended 10/31/11	For the period March 8, 2011 (commencement of operations) through April 30, 2011	Six Months Ended 10/31/11	Year Ended 4/30/11
Operations
Net investment income (loss)	$111,960	$20,662	$17,238,739	$37,136,601
Net realized gain (loss) from:
Investments	9,907	(757)	1,096,875	(87,231)
Forward swaps	—	—	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	214,417	122,641	32,948,908	(32,915,687)
Forward swaps	(199,144)	50,018	—	—
Net increase (decrease) in net assets from operations	137,140	192,564	51,284,522	4,133,683
Distributions to Shareholders
From net investment income:
Class A	(51,390)	(3,666)	(5,515,142)	(12,715,991)
Class B	N/A	N/A	(83,622)	(316,001)
Class C	(26,098)	(3,067)	(1,419,193)	(3,231,484)
Class I	(32,797)	(3,833)	(9,317,333)	(20,191,621)
Decrease in net assets from distributions to shareholders	(110,285)	(10,566)	(16,335,290)	(36,455,097)
Fund Share Transactions
Proceeds from sale of shares	3,398,347	5,072,973	8,404,173	81,710,774
Proceeds from shares issued to shareholders due to reinvestment of distributions	10,144	—	11,260,495	24,651,105
	3,408,491	5,072,973	19,664,668	106,361,879
Cost of shares redeemed	(88,152)	—	(72,360,765)	(164,309,537)
Net increase (decrease) in net assets from Fund share transactions	3,320,339	5,072,973	(52,696,097)	(57,947,658)
Net increase (decrease) in net assets	3,347,194	5,254,971	(17,746,865)	(90,269,072)
Net assets at the beginning of period	5,254,971	—	773,184,241	863,453,313
Net assets at the end of period	$8,602,165	$5,254,971	$755,437,376	$773,184,241
Undistributed (Over-distribution of) net investment income at the end of period	$14,161	$12,486	$2,660,445	$1,756,996

N/A	– Inflation Protected is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

Nuveen Investments	173

Statement of Changes in Net Assets (Unaudited) (continued)

	Intermediate Duration		Limited Term
	Six Months Ended 10/31/11	Year Ended 4/30/11	Six Months Ended 10/31/11	Year Ended 4/30/11
Operations
Net investment income (loss)	$49,628,118	$100,280,796	$33,411,423	$63,840,233
Net realized gain (loss) from:
Investments	341,004	4,673,555	(700,412)	(1,757,514)
Forward swaps	—	(5,965,000)	—	—
Change in net unrealized appreciation (depreciation) of:
Investments	48,369,680	(43,398,254)	35,145,391	(3,516,814)
Forward swaps	—	2,135,900	—	—
Net increase (decrease) in net assets from operations	98,338,802	57,726,997	67,856,402	58,565,905
Distributions to Shareholders
From net investment income:
Class A	(6,996,317)	(14,128,028)	(12,528,243)	(27,097,243)
Class B	(67,219)	(258,250)	N/A	N/A
Class C	(1,822,408)	(3,550,379)	(6,408,628)	(13,240,908)
Class I	(40,414,456)	(80,706,393)	(11,991,783)	(21,728,036)
Decrease in net assets from distributions to shareholders	(49,300,400)	(98,643,050)	(30,928,654)	(62,066,187)
Fund Share Transactions
Proceeds from sale of shares	218,491,595	393,342,222	508,412,411	1,151,570,972
Proceeds from shares issued to shareholders due to reinvestment of distributions	37,757,521	75,138,484	18,138,545	35,321,867
	256,249,116	468,480,706	526,550,956	1,186,892,839
Cost of shares redeemed	(169,081,060)	(455,028,230)	(378,448,404)	(1,056,230,339)
Net increase (decrease) in net assets from Fund share transactions	87,168,056	13,452,476	148,102,552	130,662,500
Net increase (decrease) in net assets	136,206,458	(27,463,577)	185,030,300	127,162,218
Net assets at the beginning of period	2,502,273,629	2,529,737,206	2,332,345,041	2,205,182,823
Net assets at the end of period	$2,638,480,087	$2,502,273,629	$2,517,375,341	$2,332,345,041
Undistributed (Over-distribution of) net investment income at the end of period	$11,628,369	$11,300,651	$(177,914)	$(2,660,683)

N/A –	Limited Term is not authorized to issue Class B Shares.

See accompanying notes to financial statements.

174	Nuveen Investments

Financial Highlights

Nuveen Investments	175

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

ALL-AMERICAN

Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (10/88)
2012(e)	$10.24	$.28	$.53	$.81	$(.28)	$—	$(.28)	$10.77	7.93%
2011	10.63	.56	(.40)	.16	(.55)	—	(.55)	10.24	1.53
2010	9.54	.56	1.06	1.62	(.53)	—	(.53)	10.63	17.36
2009	10.50	.53	(1.00)	(.47)	(.49)	—	(.49)	9.54	(4.41)
2008	10.92	.48	(.44)	.04	(.46)	—	(.46)	10.50	.41
2007	10.80	.46	.12	.58	(.46)	—	(.46)	10.92	5.47
Class B (2/97)
2012(e)	10.27	.24	.53	.77	(.24)	—	(.24)	10.80	7.52
2011	10.66	.48	(.39)	.09	(.48)	—	(.48)	10.27	.79
2010	9.57	.49	1.06	1.55	(.46)	—	(.46)	10.66	16.49
2009	10.53	.46	(1.01)	(.55)	(.41)	—	(.41)	9.57	(5.14)
2008	10.94	.39	(.42)	(.03)	(.38)	—	(.38)	10.53	(.28)
2007	10.82	.38	.12	.50	(.38)	—	(.38)	10.94	4.66
Class C (6/93)
2012(e)	10.24	.25	.53	.78	(.25)	—	(.25)	10.77	7.63
2011	10.63	.50	(.39)	.11	(.50)	—	(.50)	10.24	.99
2010	9.55	.50	1.06	1.56	(.48)	—	(.48)	10.63	16.62
2009	10.50	.48	(1.00)	(.52)	(.43)	—	(.43)	9.55	(4.88)
2008	10.92	.42	(.44)	(.02)	(.40)	—	(.40)	10.50	(.17)
2007	10.80	.40	.12	.52	(.40)	—	(.40)	10.92	4.87
Class I (2/97)(f)
2012(e)	10.28	.29	.54	.83	(.29)	—	(.29)	10.82	7.99
2011	10.67	.58	(.39)	.19	(.58)	—	(.58)	10.28	1.84
2010	9.58	.58	1.07	1.65	(.56)	—	(.56)	10.67	17.52
2009	10.54	.55	(1.00)	(.45)	(.51)	—	(.51)	9.58	(4.22)
2008	10.96	.50	(.44)	.06	(.48)	—	(.48)	10.54	.58
2007	10.83	.48	.13	.61	(.48)	—	(.48)	10.96	5.72

176	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(g)

Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$405,501	.77	%*	.77	%*	5.28	%*	8%
350,778	.78		.78		5.34		26
352,666	.80		.80		5.46		33
303,949	.83		.80		5.48		31
315,885	.91		.80		4.43		29
283,722	.91		.79		4.21		6

4,394	1.52	*	1.52	*	4.56	*	8
5,273	1.53		1.53		4.56		26
9,706	1.55		1.55		4.73		33
12,342	1.57		1.54		4.70		31
17,624	1.66		1.55		3.66		29
22,087	1.67		1.55		3.46		6

193,227	1.32	*	1.32	*	4.72	*	8
167,535	1.33		1.33		4.78		26
151,025	1.34		1.34		4.91		33
108,149	1.38		1.35		4.95		31
100,333	1.46		1.35		3.89		29
78,977	1.46		1.34		3.66		6

127,622	.57	*	.57	*	5.46	*	8
93,633	.58		.58		5.53		26
39,683	.59		.59		5.64		33
12,027	.63		.60		5.67		31
11,541	.71		.60		4.64		29
8,910	.71		.59		4.42		6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	For the six months ended October 31, 2011.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	177

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

HIGH YIELD
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (6/99)
2012(h)	$14.22	$.55	$.74	$1.29	$(.52)	$—		$(.52)	$14.99	9.17%
2011	15.53	1.08	(1.33)	(.25)	(1.06)	—		(1.06)	14.22	(1.78)
2010	12.73	1.06	2.83	3.89	(1.09)	—		(1.09)	15.53	31.50
2009	19.26	1.13	(6.52)	(5.39)	(1.14)	—		(1.14)	12.73	(28.45)
2008	22.77	1.12	(3.55)	(2.43)	(1.08)	—		(1.08)	19.26	(10.97)
2007	22.06	1.06	.73	1.79	(1.08)	—	*	(1.08)	22.77	8.24
Class B (6/99)
2012(h)	14.21	.49	.74	1.23	(.47)	—		(.47)	14.97	8.71
2011	15.51	.97	(1.33)	(.36)	(.94)	—		(.94)	14.21	(2.46)
2010	12.72	.95	2.83	3.78	(.99)	—		(.99)	15.51	30.40
2009	19.24	1.01	(6.51)	(5.50)	(1.02)	—		(1.02)	12.72	(28.99)
2008	22.75	.96	(3.55)	(2.59)	(.92)	—		(.92)	19.24	(11.63)
2007	22.04	.89	.72	1.61	(.90)	—	*	(.90)	22.75	7.43
Class C (6/99)
2012(h)	14.21	.51	.74	1.25	(.48)	—		(.48)	14.98	8.89
2011	15.51	.99	(1.32)	(.33)	(.97)	—		(.97)	14.21	(2.33)
2010	12.73	.98	2.82	3.80	(1.02)	—		(1.02)	15.51	30.73
2009	19.25	1.04	(6.50)	(5.46)	(1.06)	—		(1.06)	12.73	(28.87)
2008	22.76	1.00	(3.55)	(2.55)	(.96)	—		(.96)	19.25	(11.44)
2007	22.05	.94	.72	1.66	(.95)	—	*	(.95)	22.76	7.65
Class I (6/99)(f)
2012(h)	14.22	.56	.75	1.31	(.54)	—		(.54)	14.99	9.28
2011	15.52	1.10	(1.31)	(.21)	(1.09)	—		(1.09)	14.22	(1.52)
2010	12.73	1.09	2.82	3.91	(1.12)	—		(1.12)	15.52	31.66
2009	19.26	1.16	(6.51)	(5.35)	(1.18)	—		(1.18)	12.73	(28.33)
2008	22.78	1.16	(3.56)	(2.40)	(1.12)	—		(1.12)	19.26	(10.82)
2007	22.07	1.11	.72	1.83	(1.12)	—	*	(1.12)	22.78	8.48

178	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(g)
Ending Net Assets (000)	Expenses Including Interest(d)(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$1,873,434	.87	%**	.85	%**	7.33	%**	13%
1,700,469	.88		.85		7.12		31
2,158,475	.89		.86		7.27		11
1,352,846	.97		.88		7.20		50
1,959,271	1.08		.83		5.27		27
2,627,743	.88		.83		4.70		5

41,088	1.62	**	1.60	**	6.60	**	13
47,700	1.63		1.60		6.38		31
73,920	1.64		1.61		6.58		11
73,287	1.72		1.63		6.41		50
139,377	1.83		1.59		4.53		27
184,996	1.63		1.58		3.97		5

1,155,255	1.42	**	1.40	**	6.78	**	13
1,059,268	1.43		1.40		6.59		31
1,166,535	1.44		1.41		6.71		11
656,599	1.52		1.43		6.63		50
1,071,895	1.63		1.39		4.73		27
1,375,664	1.43		1.38		4.15		5

2,034,049	.67	**	.65	**	7.52	**	13
1,711,647	.68		.65		7.32		31
1,498,640	.69		.66		7.43		11
655,390	.77		.68		7.38		50
914,424	.89		.64		5.49		27
1,177,168	.67		.62		4.87		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities and interest expense paid on Fund borrowings, as described in Footnote 8 – Borrowing Arrangements.
(e)	Each Ratio of Expenses Including Interest to Average Net Assets includes the effect of the interest expense paid on Fund borrowings for each share class as follows:

Ratios of Borrowings Interest Expense to Average Net Assets
Year Ended April 30:
2012(h)	.01%
2011	.01
2010	.01
2009	.01
2008	.06
2007	—

(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(h)	For the six months ended October 31, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	179

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INFLATION PROTECTED
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (3/11)
2012(g)	$10.36	$.17	$.09	$.26	$(.17)	$—	$(.17)	$10.45	2.53%
2011(f)	10.00	.04	.34	.38	(.02)	—	(.02)	10.36	3.82
Class C (3/11)
2012(g)	10.36	.14	.09	.23	(.14)	—	(.14)	10.45	2.26
2011(f)	10.00	.03	.35	.38	(.02)	—	(.02)	10.36	3.78
Class I (3/11)
2012(g)	10.37	.18	.09	.27	(.18)	—	(.18)	10.46	2.61
2011(f)	10.00	.05	.34	.39	(.02)	—	(.02)	10.37	3.93

180	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets Before Reimbursement						Ratios to Average Net Assets After Reimbursement(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$4,454	1.75	%*	1.75	%*	2.26	%*	.78	%*	.78	%*	3.24	%*	4%
1,801	4.87	*	4.87	*	(1.27	)*	.78	*	.78	*	2.83	*	6

2,120	2.37	*	2.37	*	1.70	*	1.33	*	1.33	*	2.74	*	4
1,727	5.44	*	5.44	*	(1.82	)*	1.33	*	1.33	*	2.28	*	6

2,028	1.61	*	1.61	*	2.47	*	.58	*	.58	*	3.49	*	4
1,728	4.69	*	4.69	*	(1.07	)*	.58	*	.58	*	3.03	*	6

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities.
(f)	For the period March 8, 2011 (commencement of operations) through April 30, 2011.
(g)	For the six months ended October 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	181

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MUNICIPAL BOND
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (9/94)
2012(g)	$10.02	$.23	$.45	$.68	$(.22)	$—		$(.22)	$10.48	6.82%
2011	10.39	.45	(.38)	.07	(.44)	—		(.44)	10.02	.67
2010	10.02	.46	.36	.82	(.45)	—		(.45)	10.39	8.34
2009	10.45	.46	(.44)	.02	(.45)	—		(.45)	10.02	.33
2008	10.82	.45	(.36)	.09	(.45)	(.01)		(.46)	10.45	.85
2007	10.69	.45	.13	.58	(.45)	—	*	(.45)	10.82	5.52
Class B (2/97)
2012(g)	10.04	.19	.46	.65	(.18)	—		(.18)	10.51	6.51
2011	10.42	.37	(.39)	(.02)	(.36)	—		(.36)	10.04	(.19)
2010	10.04	.38	.37	.75	(.37)	—		(.37)	10.42	7.61
2009	10.47	.38	(.44)	(.06)	(.37)	—		(.37)	10.04	(.44)
2008	10.83	.37	(.35)	.02	(.37)	(.01)		(.38)	10.47	.14
2007	10.70	.37	.13	.50	(.37)	—	*	(.37)	10.83	4.70
Class C (9/94)
2012(g)	9.97	.20	.45	.65	(.19)	—		(.19)	10.43	6.55
2011	10.34	.39	(.38)	.01	(.38)	—		(.38)	9.97	.09
2010	9.96	.40	.37	.77	(.39)	—		(.39)	10.34	7.86
2009	10.39	.40	(.44)	(.04)	(.39)	—		(.39)	9.96	(.28)
2008	10.75	.39	(.36)	.03	(.38)	(.01)		(.39)	10.39	.31
2007	10.62	.39	.13	.52	(.39)	—	*	(.39)	10.75	4.91
Class I (12/86)(f)
2012(g)	10.00	.24	.46	.70	(.23)	—		(.23)	10.47	7.03
2011	10.38	.47	(.39)	.08	(.46)	—		(.46)	10.00	.75
2010	10.00	.48	.37	.85	(.47)	—		(.47)	10.38	8.65
2009	10.43	.48	(.44)	.04	(.47)	—		(.47)	10.00	.51
2008	10.79	.47	(.35)	.12	(.47)	(.01)		(.48)	10.43	1.11
2007	10.67	.47	.12	.59	(.47)	—	*	(.47)	10.79	5.61

182	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$251,399	.76	%**	.76	%**	4.44	%**	2%
272,745	.77		.77		4.37		6
297,044	.79		.78		4.46		14
252,137	.88		.79		4.58		10
242,493	.99		.77		4.25		9
220,377	.96		.77		4.17		10

4,178	1.51	**	1.51	**	3.69	**	2
5,962	1.52		1.52		3.60		6
12,361	1.54		1.53		3.72		14
18,273	1.62		1.53		3.83		10
23,125	1.74		1.52		3.49		9
27,490	1.71		1.52		3.42		10

76,907	1.31	**	1.31	**	3.89	**	2
77,740	1.32		1.32		3.82		6
86,326	1.34		1.33		3.91		14
65,940	1.43		1.34		4.04		10
48,375	1.54		1.32		3.70		9
34,338	1.51		1.32		3.62		10

422,953	.56	**	.56	**	4.63	**	2
416,737	.57		.57		4.57		6
467,722	.59		.58		4.66		14
455,745	.68		.59		4.78		10
496,431	.79		.57		4.44		9
540,402	.76		.57		4.37		10

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Polices, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended October 31, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	183

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE DURATION
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value	Total Return(c)
Class A (6/95)
2012(g)	$8.84	$.17	$.18	$.35	$(.17)	$—	$(.17)	$9.02	3.96%
2011	8.98	.34	(.14)	.20	(.34)	—	(.34)	8.84	2.21
2010	8.54	.35	.43	.78	(.34)	—	(.34)	8.98	9.24
2009	8.78	.34	(.24)	.10	(.34)	—	(.34)	8.54	1.22
2008	8.97	.33	(.16)	.17	(.34)	(.02)	(.36)	8.78	1.90
2007	8.89	.34	.10	.44	(.34)	(.02)	(.36)	8.97	4.98
Class B (2/97)
2012(g)	8.87	.14	.17	.31	(.14)	—	(.14)	9.04	3.45
2011	9.01	.27	(.14)	.13	(.27)	—	(.27)	8.87	1.46
2010	8.57	.28	.43	.71	(.27)	—	(.27)	9.01	8.40
2009	8.81	.28	(.25)	.03	(.27)	—	(.27)	8.57	.43
2008	9.00	.27	(.17)	.10	(.27)	(.02)	(.29)	8.81	1.13
2007	8.91	.27	.11	.38	(.27)	(.02)	(.29)	9.00	4.27
Class C (6/95)
2012(g)	8.87	.14	.17	.31	(.14)	—	(.14)	9.04	3.55
2011	9.01	.29	(.14)	.15	(.29)	—	(.29)	8.87	1.66
2010	8.57	.30	.43	.73	(.29)	—	(.29)	9.01	8.62
2009	8.80	.30	(.24)	.06	(.29)	—	(.29)	8.57	.76
2008	9.00	.29	(.18)	.11	(.29)	(.02)	(.31)	8.80	1.22
2007	8.90	.29	.12	.41	(.29)	(.02)	(.31)	9.00	4.58
Class I (11/76)(f)
2012(g)	8.86	.18	.18	.36	(.18)	—	(.18)	9.04	4.05
2011	9.00	.36	(.15)	.21	(.35)	—	(.35)	8.86	2.41
2010	8.56	.36	.43	.79	(.35)	—	(.35)	9.00	9.41
2009	8.79	.36	(.24)	.12	(.35)	—	(.35)	8.56	1.51
2008	8.99	.35	(.18)	.17	(.35)	(.02)	(.37)	8.79	1.99
2007	8.90	.36	.11	.47	(.36)	(.02)	(.38)	8.99	5.30

184	Nuveen Investments

Ratios/Supplemental Data

	Ratios to Average Net Assets(d)
Ending Net Assets (000)	Expenses Including Interest(e)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$374,816	.72	%*	.72	%*	3.73	%*	6%
373,176	.74		.74		3.82		6
374,528	.75		.75		3.91		5
324,071	.76		.76		4.03		6
292,750	.75		.75		3.77		23
304,084	.75		.75		3.76		38

4,073	1.47	*	1.47	*	2.99	*	6
5,283	1.49		1.49		3.05		6
11,040	1.50		1.50		3.16		5
14,204	1.51		1.51		3.26		6
17,745	1.50		1.50		3.01		23
20,700	1.50		1.50		3.01		38

119,332	1.27	*	1.27	*	3.18	*	6
110,310	1.29		1.29		3.27		6
100,047	1.30		1.30		3.35		5
71,165	1.31		1.31		3.48		6
56,741	1.30		1.30		3.22		23
54,909	1.30		1.30		3.21		38

2,140,259	.52	*	.52	*	3.93	*	6
2,013,504	.54		.54		4.02		6
2,044,122	.55		.55		4.11		5
1,916,368	.56		.56		4.21		6
2,128,272	.55		.55		3.96		23
2,046,934	.55		.55		3.96		38

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(f)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(g)	For the six months ended October 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	185

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

LIMITED TERM
Year Ended April 30,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)		Total	Ending Net Asset Value	Total Return(c)
Class A (10/87)
2012(g)	$10.85	$.15	$.16	$.31	$(.14)	$—		$(.14)	$11.02	2.87%
2011	10.85	.30	(.01)	.29	(.29)	—		(.29)	10.85	2.68
2010	10.60	.32	.28	.60	(.35)	—		(.35)	10.85	5.73
2009	10.63	.38	(.03)	.35	(.38)	—		(.38)	10.60	3.38
2008	10.60	.38	.03	.41	(.38)	—		(.38)	10.63	3.95
2007	10.55	.38	.04	.42	(.37)	—	*	(.37)	10.60	4.07
Class C (12/95)
2012(g)	10.81	.13	.16	.29	(.12)	—		(.12)	10.98	2.72
2011	10.82	.26	(.02)	.24	(.25)	—		(.25)	10.81	2.26
2010	10.57	.28	.28	.56	(.31)	—		(.31)	10.82	5.39
2009	10.60	.34	(.03)	.31	(.34)	—		(.34)	10.57	3.04
2008	10.57	.34	.04	.38	(.35)	—		(.35)	10.60	3.61
2007	10.52	.34	.05	.39	(.34)	—	*	(.34)	10.57	3.72
Class I (2/97)(e)
2012(g)	10.79	.16	.16	.32	(.15)	—		(.15)	10.96	2.97
2011	10.79	.32	(.01)	.31	(.31)	—		(.31)	10.79	2.87
2010	10.54	.34	.28	.62	(.37)	—		(.37)	10.79	5.94
2009	10.57	.40	(.03)	.37	(.40)	—		(.40)	10.54	3.59
2008	10.54	.40	.04	.44	(.41)	—		(.41)	10.57	4.21
2007	10.50	.40	.04	.44	(.40)	—	*	(.40)	10.54	4.22

186	Nuveen Investments

Ratios/Supplemental Data
	Ratios to Average Net Assets(f)
Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

$995,925	.67	%**	.67	%**	2.74	%**	6%
953,517	.68		.68		2.72		13
1,001,241	.71		.71		2.98		10
615,646	.72		.72		3.59		11
487,491	.72		.72		3.57		12
410,955	.73		.73		3.55		16

580,356	1.02	**	1.02	**	2.40	**	6
566,098	1.03		1.03		2.37		13
509,512	1.06		1.06		2.63		10
282,951	1.07		1.07		3.24		11
219,228	1.07		1.07		3.22		12
213,117	1.08		1.08		3.20		16

941,094	.47	**	.47	**	2.94	**	6
812,730	.48		.48		2.92		13
694,430	.51		.51		3.16		10
332,373	.52		.52		3.78		11
117,193	.52		.52		3.77		12
41,901	.52		.52		3.78		16

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended October 31, 2011.
*	Rounds to less than $.01 per share.
**	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	187

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Municipal Trust (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen All-American Municipal Bond Fund (“All-American”), Nuveen High Yield Municipal Bond Fund (”High Yield”), Nuveen Inflation Protected Municipal Bond Fund (“Inflation Protected”), Nuveen Municipal Bond Fund (“Municipal Bond”) (formerly Nuveen Insured Municipal Bond Fund), Nuveen Intermediate Duration Municipal Bond Fund (“Intermediate Duration”) and Nuveen Limited Term Municipal Bond Fund (“Limited Term”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds, with the exception of High Yield, were each organized as a series of predecessor trusts or corporations prior to that date.

All American’s, Intermediate Duration’s and Limited Term’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. Intermediate Duration generally intends to maintain a portfolio duration within a defined range, currently between 4.5 and seven years. Limited Term generally invests in bonds with short- to intermediate-term maturities. Each Fund invests at least 80% of its net assets in investment grade municipal bonds rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

High Yield’s investment objective is to provide high current income exempt from regular federal income taxes. Capital appreciation is a secondary objective when consistent with the Fund’s primary objective. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 65% of its net assets in medium- to low-quality bonds rated BBB/Baa or lower by at least one independent rating agency, or if unrated, judged by the Sub-Adviser to be of comparable quality. Below investment grade bonds are commonly referred to as “high yield” or “junk” bonds. The Fund may invest up to 10% of its net assets in defaulted municipal bonds (i.e., bonds on which the issuer has not paid principal or interest on time). The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities). The Fund may invest in inverse floating rate securities that create effective leverage of up to 30% of the Fund’s total investment exposure.

Inflation Protected’s investment objective is to provide after-tax total return, protected from inflation, through a combination of federally tax-exempt income and inflation-linked investments. Under normal market conditions, the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The Fund invests at least 80% of its net assets in investment grade quality municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency or, if unrated, judged by the Sub-Adviser to be of comparable quality. The Fund may also invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. The Fund generally invests in intermediate and long-term bonds with a duration of between two and ten years, and generally intends to maintain the weighted average duration of its municipal bond portfolio within a defined intermediate-term range (currently, between four and seven years) over time. The Fund seeks to protect investors from inflation in two ways. First, as with other municipal bond funds, a portion of the Fund’s current yield compensates an investor for current inflation expectations. Second, the Fund seeks to mitigate the effect that subsequent increases in inflation expectations may have on the purchasing power of the Fund by investing in inflation-linked instruments, such as Consumer Price Index (CPI) swaps, in amounts sufficient to approximate the duration characteristics of the Fund’s underlying municipal bond portfolio.

Municipal Bond’s investment objective is to provide as high a level of current interest income exempt from regular federal income taxes as is consistent with preservation of capital. Effective May 31, 2011, the Fund’s name changed from Nuveen Insured Municipal Bond Fund. Prior to May 31, 2011, Municipal Bond was required to invest at least 80% of its net assets in municipal securities that were covered by insurance guaranteeing the timely payment of principal and interest thereon. Effective May 31, 2011, under normal market conditions the Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal personal income tax. The municipal securities in which the Fund invests are, at the time of purchase, (i) rated BBB/Baa or higher; (ii) unrated, but judged to be of comparable quality by the Sub-Adviser; or (iii) backed by an escrow or trust account containing sufficient U.S. Government or U.S. government agency securities to ensure timely payment of principal and interest. The Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Fund Reorganizations

The Board of Trustees of Municipal Bond has approved the reorganization of the Fund into All-American (the “Acquiring Fund”). The reorganization is subject to approval by the shareholders of Municipal Bond. For the reorganizations, upon shareholder approval,

188	Nuveen Investments

Municipal Bond will transfer all of its assets and liabilities to the Acquiring Fund in exchange for Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to Municipal Bond shareholders and Municipal Bond will be terminated. As a result of the reorganization, the Municipal Bond shareholders will become shareholders of the Acquiring Fund. Municipal Bond shareholders will receive Acquiring Fund shares with a total value equal to the total value of their Municipal Bond shares immediately prior to the closing of the reorganization.

A special meeting of Municipal Bond’s shareholders is expected to be held in mid-March 2012, for the purpose of voting on the reorganization. If the required shareholder approval is obtained, it is anticipated that the reorganization will be consummated shortly after that special shareholder meeting. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to those who were shareholders of Municipal Bond in mid-February 2012.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1 for fair value measurement purposes. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued, except as indicated below, at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price.

Prices of municipal bonds and forward swap contracts are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Dividend income is recorded on the ex-dividend date. Interest transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2011, All-American, High Yield, Inflation Protected, Intermediate Duration and Limited Term had outstanding when-issued/delayed delivery purchase commitments of $7,141,503, $18,122,940, $49,738, $5,540,733 and $728,632, respectively.

Investment Income

Dividend income is recorded on the ex-dividend date. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Interest income also reflects paydown gains and losses, if any.

Nuveen Investments	189

Notes to Financial Statements (Unaudited) (continued)

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal income tax, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a ..20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a ..55% (.35% for Limited Term) annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the

190	Nuveen Investments

entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended October 31, 2011, each Fund, except for Inflation Protected, invested in externally-deposited inverse floaters and/or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities.

At October 31, 2011, each Fund’s maximum exposure to externally-deposited Recourse Trusts was as follows:

	All-American	High Yield	Municipal Bond	Intermediate Duration	Limited Term
Maximum exposure to Recourse Trusts	$27,320,000	$1,288,148,000	$19,490,000	$11,250,000	$—

The average floating rate obligations outstanding and average annual interest rate and fees related to self-deposited inverse floaters for the following Funds during the six months ended October 31, 2011, were as follows:

	All American	High Yield	Municipal Bond
Average floating rate obligations outstanding	$2,135,870	$168,603,380	$7,495,000
Average annual interest rate and fees	0.64%	0.70%	0.38%

Forward Swap Contracts

Each Fund is authorized to enter into forward interest rate swap contracts consistent with their investment objectives and policies to reduce, increase or otherwise alter its risk profile or to alter its portfolio characteristics (i.e. duration, yield curve positioning and credit quality).

Each Fund is subject to interest rate risk in the normal course of pursuing its investment objectives. Each Fund’s use of forward interest rate swap transactions is intended to help the Fund manage its overall interest rate sensitivity, either shorter or longer, generally to more closely align the Fund’s interest rate sensitivity with that of the broader market. Forward interest rate swap transactions involve each Fund’s agreement with a counterparty to pay, in the future, a fixed or variable rate payment in exchange for the counterparty paying the Fund a variable or fixed rate payment, the accruals for which would begin at a specified date in the future (the “effective date”). The amount of the payment obligation is based on the notional amount of the swap contract and the termination date of the swap (which is akin to a bond’s maturity). The value of the Fund’s swap commitment would increase or decrease based primarily on the extent to which long-term interest rates for bonds having a maturity of the swap’s termination date increase or decrease. Forward interest rate swap contracts are valued daily. The net amount recorded on these transactions for each counterparty is recognized on the Statement of Assets and Liabilities as a component of “Unrealized appreciation or depreciation on forward swaps” with the change during the fiscal period recognized on the Statement of Operations as a component of “Change in net unrealized appreciation (depreciation) of forward swaps.”

Each Fund may terminate a swap contract prior to the effective date, at which point a realized gain or loss is recognized. When a forward swap is terminated, it ordinarily does not involve the delivery of securities or other underlying assets or principal, but rather is settled in cash on a net basis. Net realized gains and losses during the fiscal period are recognized on the Statement of Operations as a component of “Net realized gain (loss) from forward swaps.” Each Fund intends, but is not obligated, to terminate its forward swaps before the effective date. Accordingly, the risk of loss with respect to the swap counterparty on such transactions is limited to the credit risk associated with a counterparty failing to honor its commitment to pay any realized gain to the Fund upon termination.

During the six months ended October 31, 2011, High Yield entered into forward interest rate swap contracts to reduce the duration of its portfolio. Inflation Protected entered into forward interest rate swap contracts to hedge its municipal bond interest rate risk while minimizing the generation of taxable interest income as well as to hedge against rising inflation. Inflation Protected pays a fixed rate of interest and receives a payment indexed to the Consumer Price Index, such that if inflation rises, the swap benefits, and if inflation decreases, the swap value is reduced. The average notional amounts of forward interest rate swap contracts outstanding during the six months ended October 31, 2011, were as follows:

	High Yield	Inflation Protected
Average notional amount of forward interest rate swap contracts outstanding*	$241,533,333	$6,166,667
*	The average notional amount is calculated based on the outstanding notional amount at the beginning of the fiscal year and at the end of each fiscal quarter within the current fiscal year.

Refer to Footnote 3 – Derivative Instruments and Hedging Activities for further details on forward swap contract activity.

Nuveen Investments	191

Notes to Financial Statements (Unaudited) (continued)

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

192	Nuveen Investments

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

All-American	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$700,792,122	$2,867,220	$703,659,342

High Yield	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$5,109,273,178	$74,342,195	$5,183,615,373
Common Stocks	466,654	—	—	466,654
Derivatives:
Forward Swaps*	—	(57,441,836)	—	(57,441,836)
Total	$466,654	$5,051,831,342	$74,342,195	$5,126,640,191

Inflation Protected	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$8,686,229	$—	$8,686,229
Derivatives:
Forward Swaps*	—	(149,126)	—	(149,126)
Total	$—	$8,537,103	$—	$8,537,103

Municipal Bond	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$751,273,974	$—	$751,273,974

Intermediate Duration	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,559,164,163	$950,060	$2,560,114,223

Limited Term	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$2,301,599,033	$1,463,571	$2,303,062,604
Short-Term Investments	—	141,735,000	—	141,735,000
Total	$—	$2,443,334,033	$1,463,571	$2,444,797,604
*	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The following is a reconciliation of All-American’s, High Yield’s, Intermediate Duration’s and Limited Term’s Level 3 investments held at the beginning and end of the measurement period:

	All-American Level 3 Municipal Bonds	High Yield Level 3 Municipal Bonds	Intermediate Duration Level 3 Municipal Bonds	Limited Term Level 3 Municipal Bonds
Balance at the beginning of period	$50,100	$77,433,318	$—	$182,500
Gains (losses):
Net realized gains (losses)	—	(504,130)	—	—
Net change in unrealized appreciation (depreciation)	24,000	(1,807,663)	—	(1,510)
Purchases at cost	—	—	—	—
Sales at proceeds	—	(4,056,007)	—	—
Net discounts (premiums)	—	3,893	—	—
Transfers in to	2,793,120	13,620,812	950,060	1,282,581
Transfers out of	—	(10,348,028)	—	—
Balance at the end of period	$2,867,220	$74,342,195	$950,060	$1,463,571
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of October 31, 2011	$(942,810)	$(7,050,291)	$(1,489,198)	$(417,688)

During the six months ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

Nuveen Investments	193

Notes to Financial Statements (Unaudited) (continued)

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. For additional information on the derivative instruments in which each Fund was invested during and at the end of the reporting period, refer to the Portfolios of Investments, Financial Statements and Footnote 1 – General Information and Significant Accounting Policies.

The following tables present the fair value of all derivative instruments held by the Funds as of October 31, 2011, the location of these instruments on the Statement of Assets and Liabilities, and the primary underlying risk exposure.

High Yield
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$57,441,836

Inflation Protected
		Location on the Statement of Assets and Liabilities
Underlying Risk Exposure	Derivative Instrument	Asset Derivatives		Liability Derivatives
		Location	Value	Location	Value
Interest Rate	Forward Swaps	Unrealized appreciation on forward swaps*	$—	Unrealized depreciation on forward swaps*	$149,126
*	Represents cumulative gross unrealized appreciation (depreciation) of forward swap contracts as reported in the Fund’s Portfolio of Investments.

The following tables present the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized for the six months ended October 31, 2011, on derivative instruments, as well as the primary risk exposure associated with each.

Realized Gain (Loss) from Forward Swaps	High Yield
Risk Exposure
Interest Rate	$(25,846,900)

Change in Net Unrealized Appreciation (Depreciation) of Forward Swaps	High Yield	Inflation Protected
Risk Exposure
Interest Rate	$(43,792,527)	$(199,144)

4. Fund Shares

Transactions in Fund shares were as follows:

	All-American
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	6,356,274	$67,806,841	10,462,922	$110,348,766
Class A – automatic conversion of Class B Shares	40,171	426,155	147,912	1,558,451
Class B	15,049	158,081	10,678	112,396
Class C	2,689,165	28,657,135	6,438,793	68,155,504
Class I	4,567,376	48,928,977	9,247,654	98,776,322
Shares issued to shareholders due to reinvestment of distributions:
Class A	575,877	6,128,480	1,030,443	10,811,869
Class B	6,360	67,778	18,007	190,310
Class C	194,524	2,071,279	348,924	3,662,964
Class I	201,397	2,154,041	287,869	3,025,045
	14,646,193	156,398,767	27,993,202	296,641,627
Shares redeemed:
Class A	(3,563,795)	(37,925,387)	(10,567,567)	(109,802,671)
Class B	(87,871)	(925,146)	(278,247)	(2,943,991)
Class B – automatic conversion to Class A Shares	(40,069)	(426,155)	(147,537)	(1,558,451)
Class C	(1,298,437)	(13,756,313)	(4,635,948)	(47,812,735)
Class I	(2,073,848)	(22,302,823)	(4,149,479)	(43,025,835)
	(7,064,020)	(75,335,824)	(19,778,778)	(205,143,683)
Net increase (decrease)	7,582,173	$81,062,943	8,214,424	$91,497,944

194	Nuveen Investments

	High Yield
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	23,703,551	$350,658,136	57,388,307	$867,870,895
Class A – automatic conversion of Class B Shares	123,899	1,838,068	230,528	3,521,026
Class B	12,240	180,749	45,486	670,712
Class C	7,943,133	117,683,391	20,880,715	317,921,435
Class I	41,841,381	618,827,262	86,972,978	1,300,979,325
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,832,575	42,154,759	5,510,516	82,993,553
Class B	61,648	915,971	160,723	2,424,260
Class C	1,488,573	22,137,202	2,797,460	42,015,451
Class I	3,372,639	50,206,513	4,884,346	73,469,577
	81,379,639	1,204,602,051	178,871,059	2,691,866,234
Shares redeemed:
Class A	(21,225,736)	(317,039,543)	(82,609,787)	(1,241,267,117)
Class B	(562,431)	(8,310,713)	(1,384,553)	(20,615,252)
Class B – automatic conversion to Class A Shares	(124,034)	(1,838,068)	(230,745)	(3,521,026)
Class C	(6,816,763)	(101,135,628)	(24,348,690)	(360,096,693)
Class I	(29,844,046)	(445,742,163)	(68,046,863)	(1,011,690,693)
	(58,573,010)	(874,066,115)	(176,620,638)	(2,637,190,781)
Net increase (decrease)	22,806,629	$330,535,936	2,250,421	$54,675,453

	Inflation Protected
	Six Months Ended 10/31/11		For the Period 3/8/11 (commencement of operations) through 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	251,577	$2,641,303	173,736	$1,739,643
Class C	36,151	379,996	166,667	1,666,670
Class I	35,625	377,048	166,666	1,666,660
Shares issued to shareholders due to reinvestment of distributions:
Class A	754	7,874	—	—
Class C	140	1,460	—	—
Class I	77	810	—	—
	324,324	3,408,491	507,069	5,072,973
Shares redeemed:
Class A	—	—	—	—
Class C	(15)	(152)	—	—
Class I	(8,492)	(88,000)	—	—
	(8,507)	(88,152)	—	—
Net increase (decrease)	315,817	$3,320,339	507,069	$5,072,973

Nuveen Investments	195

Notes to Financial Statements (Unaudited) (continued)

	Municipal Bond
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	465,656	$4,814,544	4,807,289	$49,616,786
Class A – automatic conversion of Class B Shares	43,824	450,074	201,203	2,071,000
Class B	1,167	12,098	25,228	261,624
Class C	179,155	1,847,235	1,738,676	17,878,166
Class I	123,324	1,280,222	1,151,873	11,883,198
Shares issued to shareholders due to reinvestment of distributions:
Class A	341,761	3,540,541	802,353	8,224,843
Class B	4,913	51,025	17,420	179,787
Class C	82,700	852,738	180,644	1,841,925
Class I	658,554	6,816,191	1,406,971	14,404,550
	1,901,054	19,664,668	10,331,657	106,361,879
Shares redeemed:
Class A	(4,095,545)	(42,205,038)	(7,163,862)	(72,564,715)
Class B	(158,508)	(1,630,373)	(434,646)	(4,474,055)
Class B – automatic conversion to Class A Shares	(43,696)	(450,074)	(200,700)	(2,071,000)
Class C	(688,089)	(7,054,814)	(2,468,906)	(24,825,873)
Class I	(2,040,157)	(21,020,466)	(5,972,258)	(60,373,894)
	(7,025,995)	(72,360,765)	(16,240,372)	(164,309,537)
Net increase (decrease)	(5,124,941)	$(52,696,097)	(5,908,715)	$(57,947,658)

	Intermediate Duration
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	3,318,008	$29,866,049	12,940,159	$115,163,705
Class A – automatic conversion of Class B Shares	30,654	274,148	170,624	1,525,963
Class B	23,852	215,482	70,134	628,610
Class C	1,573,230	14,202,888	4,161,816	37,424,538
Class I	19,234,189	173,933,028	26,661,496	238,599,406
Shares issued to shareholders due to reinvestment of distributions:
Class A	560,572	5,046,977	1,137,807	10,174,048
Class B	4,504	40,664	16,205	145,750
Class C	107,674	971,952	206,340	1,849,410
Class I	3,512,951	31,697,928	7,027,809	62,969,276
	28,365,634	256,249,116	52,392,390	468,480,706
Shares redeemed:
Class A	(4,543,590)	(40,861,786)	(13,735,860)	(122,034,216)
Class B	(143,039)	(1,286,303)	(545,335)	(4,884,026)
Class B – automatic conversion to Class A Shares	(30,578)	(274,148)	(170,135)	(1,525,963)
Class C	(922,992)	(8,330,367)	(3,032,959)	(27,022,954)
Class I	(13,124,893)	(118,328,456)	(33,531,199)	(299,561,071)
	(18,765,092)	(169,081,060)	(51,015,488)	(455,028,230)
Net increase (decrease)	9,600,542	$87,168,056	1,376,902	$13,452,476

196	Nuveen Investments

	Limited Term
	Six Months Ended 10/31/11		Year Ended 4/30/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	17,289,964	$190,671,715	41,111,844	$447,738,620
Class C	5,477,820	60,208,512	18,478,715	200,872,478
Class I	23,513,763	257,532,184	46,501,716	502,959,874
Shares issued to shareholders due to reinvestment of distributions:
Class A	880,177	9,705,840	1,769,132	19,266,058
Class C	342,939	3,767,151	685,242	7,435,320
Class I	425,435	4,665,554	796,119	8,620,489
	47,930,098	526,550,956	109,342,768	1,186,892,839
Shares redeemed:
Class A	(15,683,232)	(173,019,387)	(47,283,891)	(513,013,371)
Class C	(5,323,885)	(58,400,509)	(13,918,586)	(150,340,601)
Class I	(13,402,390)	(147,028,508)	(36,350,631)	(392,876,367)
	(34,409,507)	(378,448,404)	(97,553,108)	(1,056,230,339)
Net increase (decrease)	13,520,591	$148,102,552	11,789,660	$130,662,500

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments and derivative transactions, where applicable) during the six months ended October 31, 2011, were as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Purchases	$122,068,642	$979,991,768	$3,670,046	$18,040,398	$215,078,719	$290,044,102
Sales and maturities	49,113,229	681,643,811	297,015	71,295,467	154,227,103	148,105,534

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Cost of investments	$672,424,906	$5,300,752,572	$8,346,412	$727,784,315	$2,471,190,851	$2,359,543,759
Gross unrealized:
Appreciation	39,800,431	254,476,708	342,196	37,361,693	124,987,577	98,727,153
Depreciation	(11,565,995)	(537,831,735)	(2,379)	(21,366,706)	(36,064,205)	(13,473,308)
Net unrealized appreciation (depreciation) of investments	$28,234,436	$(283,355,027)	$339,817	$15,994,987	$88,923,372	$85,253,845

Permanent differences, primarily due to federal taxes paid, taxable market discount, expiration of capital loss carryforwards and nondeductible stock offering costs, resulted in reclassifications among the Funds’ components of net assets at April 30, 2011, the Funds’ last tax year-end, as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Capital paid-in	$—	$(96,004)	$(2,391)	$—	$(119)	$(998,547)
Undistributed (Over-distribution of) net investment income	(80,843)	(1,677,116)	2,390	(1,349)	(236,437)	5,672
Accumulated net realized gain (loss)	80,843	1,773,120	1	1,349	236,556	992,875

Nuveen Investments	197

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2011, the Funds’ last tax year end, were as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Undistributed net tax-exempt income*	$4,809,293	$—	$22,626	$3,574,862	$13,831,153	$997,734
Undistributed net ordinary income**	180,423	5,252,863	—	—	2,131,547	69,184
Undistributed net long-term capital gains	—	—	—	—	—	—
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2011 through April 30, 2011, and paid on May 2, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended April 30, 2011, was designated for purposes of the dividends paid deduction as follows:

	All- American	High Yield	Inflation Protected***	Municipal Bond	Intermediate Duration	Limited Term
Distributions from net tax-exempt income	$31,196,518	$337,487,311	$—	$36,772,545	$98,438,395	$62,204,135
Distributions from net ordinary income**	138,996	979,386	—	—	142,534	90,659
Distributions from net long-term capital gains	—	—	—	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.
***	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

At April 30, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	All- American	High Yield	Municipal Bond	Intermediate Duration	Limited Term
Expiration:
April 30, 2012	$3,378,131	$—	$—	$—	$—
April 30, 2013	605,409	—	—	—	169,527
April 30, 2014	—	—	—	—	1,064,312
April 30, 2015	—	273,441	—	—	7,283,015
April 30, 2016	—	25,595,622	—	—	546,020
April 30, 2017	2,196,257	277,191,907	23,832,300	624,900	1,071,726
April 30, 2018	14,165,565	755,760,482	—	9,350,492	543,730
April 30, 2019	881,168	36,220,059	—	1,043,786	1,598,268
Total	$21,226,530	$1,095,041,511	$23,832,300	$11,019,178	$12,276,598

During the Fund’s last tax year ended April 30, 2011, Municipal Bond utilized $880,246 of its capital loss carryforward.

At April 30, 2011, the Fund’s last tax year end, $998,547 of Limited Term’s capital loss carryforward expired.

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through April 30, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	High Yield	Inflation Protected*	Limited Term
Post-October capital losses	$57,891,538	$756	$686,194
*	For the period March 8, 2011 (commencement of operations) through April 30, 2011.

198	Nuveen Investments

7. Management Fee and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

Average Daily Net Assets	All- American Fund-Level Fee Rate	High Yield Fund-Level Fee Rate	Inflation Protected Fund-Level Fee Rate	Municipal Bond Fund-Level Fee Rate	Intermediate Duration Fund-Level Fee Rate	Limited Term Fund-Level Fee Rate
For the first $125 million	0.3000%	0.4000%	0.3000%	0.3000%	0.3000%	0.2500%
For the next $125 million	0.2875	0.3875	0.2875	0.2875	0.2875	0.2375
For the next $250 million	0.2750	0.3750	0.2750	0.2750	0.2750	0.2250
For the next $500 million	0.2625	0.3625	0.2625	0.2625	0.2625	0.2125
For the next $1 billion	0.2500	0.3500	0.2500	0.2500	0.2500	0.2000
For net assets over $2 billion	—	0.3250	0.2250	—	—	—
For net assets over $3 billion	0.2250	—	—	0.2250	0.2250	0.1750
For net assets over $5 billion	0.2125	—	—	0.2125	0.2125	0.1625

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain Funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rate for these Funds was .1759%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocations. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Municipal Bond and Intermediate Duration do not exceed .975% and .750%, respectively, of the average daily net assets of any class of Fund shares.

The Adviser has agreed to waive fees or reimburse expenses so that total annual Fund operating expenses (excluding 12b-1 distribution and service fees, interest expenses, taxes, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) for Inflation Protected do not exceed .600% through August 31, 2013, and 1.05 thereafter, of the average daily net assets of any class of Fund shares.

The Adviser may also voluntarily reimburse additional expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual

Nuveen Investments	199

Notes to Financial Statements (Unaudited) (continued)

compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

During the six months ended October 31, 2011, Nuveen Securities, LLC, a wholly-owned subsidiary of Nuveen, (the “Distributor”) collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Sales charges collected	$885,527	$2,758,754	$—	$52,758	$140,674	$530,155
Paid to financial intermediaries	779,711	2,480,082	—	45,544	124,026	500,689

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
Commission advances	$429,068	$1,881,879	$9,650	$23,461	$165,899	$878,130

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended October 31, 2011, the Distributor retained such 12b-1 fees as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
12b-1 fees retained	$173,742	$1,004,601	$7,167	$59,084	$111,136	$324,489

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2011, as follows:

	All- American	High Yield	Inflation Protected	Municipal Bond	Intermediate Duration	Limited Term
CDSC retained	$6,671	$136,098	$—	$10,666	$20,681	$66,198

8. Borrowing Arrangements

High Yield has entered into a $625 million (maximum commitment amount) committed 364-day unsecured line of credit (the “Facility”) with its custodian bank to provide the Fund with a source of liquidity to meet temporary demands of the Fund.

Interest on the Facility is calculated at a rate per annum equal to the higher of (i) 1.25% plus the Federal Funds Rate as in effect on that day, or (ii) 1.25% plus the Overnight London Inter-Bank Offered Rate (LIBOR) as in effect on that day. The Fund also accrues a .12% per annum commitment fee on the unused portion of the Facility and incurred one-time closing fees of .02% on the maximum commitment amount, which will be expensed over the 364-day period. Interest expense and fees incurred on the Facility are recognized as a component of “Interest expense” on the Statement of Operations.

Borrowings outstanding on the Facility are recognized as “Borrowings” on the Statement of Assets and Liabilities. As of October 31, 2011, the Fund did not have an outstanding balance on the Facility. During the six months ended October 31, 2011, the Fund’s combined average daily loan balance outstanding on the Facility and corresponding weighted average annualized interest rate were $36,944,444 and 1.39%, respectively.

The Facility is scheduled to terminate on July 25, 2012.

9. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers, ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the

200	Nuveen Investments

valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	201

Annual Investment Management Agreement Approval Process

(Unaudited)

The Board of Trustees (each, a “Board” and each Trustee, a “Board Member”) of the Nuveen All-American Municipal Bond Fund ( the “All-American Bond Fund”), the Nuveen High Yield Municipal Bond Fund (the “High Yield Bond Fund”), the Nuveen Municipal Bond Fund (the “Municipal Bond Fund”), the Nuveen Intermediate Duration Municipal Bond Fund (the “Intermediate Duration Bond Fund”) and the Nuveen Limited Term Municipal Bond Fund (the “Limited Term Bond Fund”) (collectively, the “Funds”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for approving the advisory agreements (each, an “Investment Management Agreement”) between each Fund and Nuveen Fund Advisors, Inc. (the “Advisor”) and the sub-advisory agreements (each a “Sub-Advisory Agreement”) between the Advisor and Nuveen Asset Management, LLC (the “Sub-Advisor”) (the Investment Management Agreements and the Sub-Advisory Agreements are referred to collectively as the “Advisory Agreements”) and their periodic continuation. Pursuant to the Investment Company Act of 1940, as amended (the “1940 Act”), the Board is generally required to consider the continuation of advisory agreements and sub-advisory agreements on an annual basis. Accordingly, at an in-person meeting held on May 23-25, 2011 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the continuation of the Advisory Agreements for the Funds for an additional one-year period.

The Nuveen Inflation Protected Municipal Bond Fund (the “Inflation Protected Fund”) is a new fund and, therefore, its initial advisory agreements were not up for renewal at the May Meeting. The discussion of the approvals of the initial advisory agreements for the Inflation Protected Fund was included in its annual report for the period ending April 30, 2011, and the discussion below relates only to the renewal of the Advisory Agreements for the Funds.

In preparation for their considerations at the May Meeting, the Board requested and received extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, the Advisor and the Sub-Advisor (the Advisor and the Sub-Advisor are collectively, the “Fund Advisers” and each, a “Fund Adviser”). As described in more detail below, the information provided included, among other things, a review of Fund performance, including Fund investment performance assessments against peer groups and appropriate benchmarks, a comparison of Fund fees and expenses relative to peers, a description and assessment of shareholder service levels for the Funds, a summary of the performance of certain service providers, a review of product initiatives and shareholder communications and an analysis of the Advisor’s profitability with comparisons to comparable peers in the managed fund business. As part of their annual review, the Board also held a separate meeting on April 19-20, 2011, to review the Funds’ investment performance and consider an analysis provided by the Advisor of the Sub-Advisor which generally evaluated the Sub-Advisor’s investment team, investment mandate, organizational structure and history, investment philosophy and process, performance of the applicable Fund, and significant changes to the foregoing. As a result of their review of the materials and discussions, the Board presented the Advisor with questions and the Advisor responded.

The materials and information prepared in connection with the review of the Advisory Agreements at the May Meeting supplemented the information provided to the Board during the year. In this regard, throughout the year, the Board, acting directly or through its committees, regularly reviews the performance and various services provided by the Advisor and, since the internal restructuring described in Section A below, the Sub-Advisor. The Board meets at least quarterly as well as at other times as the need arises. At its quarterly meetings, the Board reviews reports by the Advisor which include, among other things, Fund performance, a review of the investment teams and compliance reports. The Board also meets with key investment personnel managing the Fund portfolios during the year. In addition, the Board continues its program of seeking to visit each sub-advisor to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. The Board also met with State Street Bank & Trust Company, the Funds’ accountant and custodian, in 2010. The Board considers factors and information that are relevant to its consideration of the renewal of the Advisory Agreements at these meetings held throughout the year. Accordingly, the Board considered the information provided and knowledge gained at these meetings when performing its review at the May Meeting of the Advisory Agreements. The Independent Board Members are assisted throughout the process by independent legal counsel who provided materials describing applicable law and the duties of directors or trustees in reviewing advisory contracts and met with the Independent Board Members in executive sessions without management present.

The Board considered all factors it believed relevant with respect to each Fund, including among other factors: (a) the nature, extent and quality of the services provided by the Fund Advisers, (b) the investment performance of the Fund and Fund Advisers, (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers, (d) the extent of any economies of scale, (e) any benefits derived by the Fund Advisers from the relationship with the Fund and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to a Fund’s Advisory Agreements. The Independent Board Members did not identify any single factor as all important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In considering renewal of the Advisory Agreements, the Independent Board Members considered the nature, extent and quality of the Fund Adviser’s services, including advisory services and the resulting Fund performance and administrative services. The Independent Board Members reviewed materials outlining, among other things, the Fund Adviser’s organization and business; the types of services that the Fund Adviser or its affiliates provide to the Funds; the performance record of the applicable Fund (as described in further detail below); and any initiatives Nuveen had taken for the applicable fund product line.

202	Nuveen Investments

In considering advisory services, the Board recognized that the Advisor provides various oversight, administrative, compliance and other services for the Funds and the Sub-Advisor provides the portfolio investment management services to the Funds. The Board recognized that Nuveen engaged in an internal restructuring in 2010 pursuant to which portfolio management services the Advisor had provided directly to the Funds were transferred to the Sub-Advisor, a newly-organized, wholly-owned subsidiary of the Advisor consisting of largely the same investment personnel. Accordingly, in reviewing the portfolio management services provided to each Fund, the Board reviewed the materials provided by the Nuveen Investment Services Oversight Team analyzing, among other things, the Sub-Advisor’s investment team and changes thereto, organization and history, assets under management, Fund objectives and mandate, the investment team’s philosophy and strategies in managing the Fund, developments affecting the Sub-Advisor or Fund and Fund performance. The Independent Board Members also reviewed portfolio manager compensation arrangements to evaluate each Fund Adviser’s ability to attract and retain high quality investment personnel, preserve stability, and reward performance but not provide an incentive to take undue risks. In addition, the Board considered the Advisor’s execution of its oversight responsibilities over the Sub-Advisor. Given the importance of compliance, the Independent Board Members also considered Nuveen’s compliance program, including the report of the chief compliance officer regarding the Funds’ compliance policies and procedures.

In addition to advisory services, the Board considered the quality and extent of administrative and other non-investment advisory services the Advisor and its affiliates provide to the Funds, including product management, investment services (such as oversight of investment policies and procedures, risk management, and pricing), fund administration, oversight of service providers, shareholder services, administration of Board relations, regulatory and portfolio compliance and legal support. In reviewing the services provided, the Board also reviewed materials describing various notable initiatives and projects the Advisor performed in connection with the open-end fund product line. These initiatives included operations necessary to effect the acquisition of FAF Advisors, Inc.’s (“FAF”) long-term asset management business by Nuveen and the subsequent integration of FAF and the funds FAF advised into the Nuveen family of funds; changes in dividend declaration policies; and adding funds to various distribution platforms.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the respective Funds under each applicable Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, reviewed and considered the performance history of each Fund over various time periods. The Board reviewed, among other things, each Fund’s historic investment performance as well as information comparing the Fund’s performance information with that of other funds (the “Performance Peer Group”) based on data provided by an independent provider of mutual fund data and with recognized and/or customized benchmarks.

The Board reviewed reports, including a comprehensive analysis of the Funds’ performance and the applicable investment team. In this regard, the Board reviewed each Fund’s total return information compared to its Performance Peer Group for the quarter, one-, three- and five-year periods ending December 31, 2010 and for the same periods ending March 31, 2011. In addition, the Board reviewed each Fund’s total return information compared to recognized and/or customized benchmarks for the quarter, one- and three-year periods ending December 31, 2010 and for the same periods ending March 31, 2011.

In reviewing performance comparison information, the Independent Board Members recognized that the usefulness of the comparisons of the performance of certain funds with the performance of their respective Performance Peer Group may be limited because the Performance Peer Group may not adequately represent the objectives and strategies of the applicable funds or may be limited in size or number. The Independent Board Members also noted that the investment experience of a particular shareholder in the Nuveen funds will vary depending on when such shareholder invests in the applicable fund, the class held (if multiple classes are offered) and the performance of the fund (or respective class) during that shareholder’s investment period.

In considering the results of the comparisons, the Independent Board Members observed, among other things, that (a) the All-American Bond Fund and the Limited Term Bond Fund had demonstrated generally favorable performance in comparison to peers, performing in the first or second quartile over various periods and (b) the Municipal Bond Fund and the Intermediate Duration Bond Fund had satisfactory performance compared to their peers, performing in the second or third quartile over various periods. In addition, the Independent Board Members considered that the High Yield Bond Fund lagged its peers and/or benchmarks over various periods; they noted, however, that the performance of this Fund over various periods reflects the volatility of the Fund. With respect to Nuveen funds that lagged their peers and/or benchmarks over various periods, the Independent Board Members considered the factors affecting performance and any steps taken or proposed to address performance issues, and were satisfied with the process followed.

With respect to any Nuveen funds that underperformed their peers and/or benchmarks from time to time, the Board monitors such funds closely and considers any steps necessary or appropriate to address such issues.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and expenses of each Fund reviewing, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the fee and expenses of

Nuveen Investments	203

Annual Investment Management Agreement Approval Process

(Unaudited) (continued)

a comparable universe of funds based on data provided by an independent fund data provider (the “Peer Universe”) and in certain cases, to a more focused subset of funds in the Peer Universe (the “Peer Group”) and any expense limitations.

The Independent Board Members further reviewed the methodology regarding the construction of the applicable Peer Universe and Peer Group (if any). In reviewing the comparisons of fee and expense information, the Independent Board Members took into account that in certain instances various factors such as: the asset level of a fund relative to peers; the limited size and particular composition of the Peer Universe or Peer Group; the investment objectives of the peers; expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement; and the timing of information used may impact the comparative data thereby limiting the ability to make a meaningful comparison with peers.

In reviewing the fee schedule for a Fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were 6 to 10 basis points higher, in line if they were within 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group (if available) or Peer Universe if there was no separate Peer Group.

The Independent Board Members noted that the High Yield Bond Fund, the Limited Term Bond Fund and the All-American Bond Fund each had net management fees slightly higher or higher than the peer average but net expense ratios below or in line with the peer average, while each of the other Funds had net management fees and net expense ratios below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Independent Board Members further reviewed information regarding the nature of services and fee rates offered by the Advisor to other clients, including municipal separately managed accounts and passively managed exchange traded funds (ETFs) sub-advised by the Advisor. In evaluating the comparisons of fees, the Independent Board Members noted that the fee rates charged to the Funds and other clients vary, among other things, because of the different services involved and the additional regulatory and compliance requirements associated with registered investment companies, such as the Funds. Accordingly, the Independent Board Members considered the differences in the product types, including, but not limited to, the services provided, the structure and operations, product distribution and costs thereof, portfolio investment policies, investor profiles, account sizes and regulatory requirements. The Independent Board Members noted, in particular, that the range of services provided to the Funds (as discussed above) is much more extensive than that provided to separately managed accounts. Given the inherent differences in the products, particularly the extensive services provided to the Funds, the Independent Board Members believe such facts justify the different levels of fees.

In considering the fees of the Sub-Advisor, the Independent Board Members also considered the pricing schedule or fees that the Sub-Advisor charges for similar investment management services for other Nuveen funds.

3. Profitability of Fund Advisers

In conjunction with its review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities (which incorporated Nuveen’s wholly-owned affiliated sub-advisers) and its financial condition. The Independent Board Members reviewed the revenues and expenses of Nuveen’s advisory activities for the last two years, the allocation methodology used in preparing the profitability data and an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2010. The Independent Board Members noted this information supplemented the profitability information requested and received during the year to help keep them apprised of developments affecting profitability (such as changes in fee waivers and expense reimbursement commitments). In this regard, the Independent Board Members noted that they have an Independent Board Member serve as a point person to review and keep them apprised of changes to the profitability analysis and/or methodologies during the year. The Independent Board Members also considered Nuveen’s revenues for advisory activities, expenses, and profit margin compared to that of various unaffiliated management firms with similar amounts of assets under management and relatively comparable asset composition prepared by Nuveen.

In reviewing profitability, the Independent Board Members recognized the subjective nature of determining profitability which may be affected by numerous factors including the allocation of expenses. Further, the Independent Board Members recognized the difficulties in making comparisons as the profitability of other advisers generally is not publicly available and the profitability information that is available for certain advisers or management firms may not be representative of the industry and may be affected by, among other things, the adviser’s particular business mix, capital costs, types of funds managed and expense allocations. Notwithstanding the foregoing, the Independent Board Members reviewed Nuveen’s methodology and assumptions for allocating expenses across product lines to determine profitability. In reviewing profitability, the Independent Board Members recognized Nuveen’s investment in its fund business. Based on their review, the Independent Board Members concluded that the Advisor’s level of profitability for its advisory activities was reasonable in light of the services provided.

204	Nuveen Investments

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as any indirect benefits (such as soft dollar arrangements, if any) the Fund Adviser and its affiliates receive, or are expected to receive, that are directly attributable to the management of the Funds, if any. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds. Based on their review of the overall fee arrangements of each Fund, the Independent Board Members determined that the advisory fees and expenses of the respective Fund were reasonable.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

With respect to economies of scale, the Independent Board Members have recognized the potential benefits resulting from the costs of a fund being spread over a larger asset base, although economies of scale are difficult to measure and predict with precision, particularly on a fund-by-fund basis. One method to help ensure the shareholders share in these benefits is to include breakpoints in the advisory fee schedule. Generally, management fees for funds in the Nuveen complex are comprised of a fund-level component and a complex-level component, subject to certain exceptions. Accordingly, the Independent Board Members reviewed and considered the applicable fund-level breakpoints in the advisory fee schedules that reduce advisory fees as asset levels increase.

In addition to fund-level advisory fee breakpoints, the Board also considered the Funds’ complex-wide fee arrangement. Pursuant to the complex-wide fee arrangement, the fees of the funds in the Nuveen complex are generally reduced as the assets in the fund complex reach certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflects the notion that some of Nuveen’s costs are attributable to services provided to all its funds in the complex and therefore all funds benefit if these costs are spread over a larger asset base. In this regard, the Independent Board Members also noted that a portion of the assets acquired pursuant to the transaction with FAF are included in determining the level of assets for calculating the complex-wide fee, which helps reduce such fee to the benefit of all shareholders.

Based on their review, the Independent Board Members concluded that the breakpoint schedules and complex-wide fee arrangement were acceptable and reflect economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

In evaluating fees, the Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with each Fund. In this regard, the Independent Board Members considered, among other things, any sales charges, distribution fees and shareholder services fees received and retained by the Funds’ principal underwriter, an affiliate of the Advisor, which includes fees received pursuant to any 12b-1 plan. The Independent Board Members, therefore, considered the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Advisers received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Funds and other clients. The Independent Board Members recognized that each Fund Adviser has the authority to pay a higher commission in return for brokerage and research services if it determines in good faith that the commission paid is reasonable in relation to the value of the brokerage and research services provided. Nevertheless, the Independent Board Members noted that commissions are generally not paid in connection with municipal securities transactions typically executed on a principal basis.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, unanimously concluded that the terms of each Advisory Agreement are fair and reasonable, that the respective Fund Adviser’s fees are reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

Nuveen Investments	205

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Barclays Capital 1-10 Year Municipal Bond Index: An unmanaged index composed of investment-grade municipal bonds with maturity dates of more than one year and less than 10 years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. The Lipper General Municipal Debt Funds Classification Average contained 246, 240, 188 and 156 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper High Yield Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper High Yield Municipal Debt Funds Classification. The Lipper High Yield Municipal Debt Funds Classification Average contained 126, 124, 87 and 64 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. The Lipper Intermediate Municipal Debt Funds Classification Average contained 174, 166, 123 and 83 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Short-Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short-Intermediate Municipal Debt Funds Classification. The Lipper Short-Intermediate Municipal Debt Funds Classification Average contained 43, 42, 31 and 24 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) National High Yield Municipal Bond Index: Contains all bonds in the S&P Municipal Bond Index that are non-rated or whose ratings are BB+ by S&P and BA-1 by Moody’s Investors Service, Inc. or lower. This index does not contain bonds that are pre-refunded or escrowed to maturity. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) National Insured Municipal Bond Index: Contains all bonds in the S&P National Municipal Bond Index that are insured. This index does not contain bonds that are pre-refunded or escrowed to maturity. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Intermediate Municipal Bond Index: Contains all bonds in the S&P Municipal Bond Index that mature between 3 and 14.999 years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Short-Intermediate Municipal Bond Index: Contains all bonds in the S&P National Municipal Bond Index that mature between 1 and 7.999 years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

206	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	207

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-NAT-1011D

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

November 30, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class B	Class C	Class I
Nuveen Municipal Bond Fund 2	FLOTX	FLOBX	FLCTX	NMFLX
Nuveen Maryland Municipal Bond Fund	NMDAX	NBMDX	NMDCX	NMMDX
Nuveen Pennsylvania Municipal Bond Fund	FPNTX	FPMMX	FPMBX	NBPAX
Nuveen Virginia Municipal Bond Fund	FVATX	NFVBX	FVACX	NMVAX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

January 20, 2012

4	Nuveen Investments

Portfolio Managers’ Comments

On November 14, 2011, the Board of Trustees of the Nuveen Municipal Bond Fund 2 approved the reorganization of the Fund into the Nuveen All-American Municipal Bond Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Municipal Bond Fund 2. If the shareholders approve the reorganization, the Nuveen Municipal Bond Fund 2 will be terminated and each shareholder will receive Nuveen All-American Municipal Bond Fund shares with a total value equal to the total value of that shareholder’s Nuveen Municipal Bond Fund 2 shares immediately prior to the closing of the reorganization. A special meeting of shareholders of the Nuveen Municipal Bond Fund 2 for the purpose of voting on the reorganization is expected to be held in April 2012. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Nuveen Municipal Bond Fund 2 in March 2012.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Portfolio managers Daniel Close, CFA, Thomas Spalding, CFA, and Paul Brennan, CFA, examine key investment strategies and the performance of these Funds. Dan, who has 13 years of investment experience, began managing the Municipal Bond Fund 2 in 2007. Tom has 37 years of investment experience and has managed the Maryland and Virginia Funds since January 2011. Paul, with 21 years of investment experience, has managed the Pennsylvania Fund since January 2011.

How did the Funds perform during the six-month period ending November 30, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide Class A Share total returns for the Funds for the six-month, one-year, five-year and ten-year periods ending November 30, 2011. Each Fund’s total returns are compared with the performance of a corresponding market indexes and appropriate Lipper classification average.

During the six-month period, the Class A Shares at net asset value (NAV) of all four Funds outpaced the Standard & Poor’s (S&P) National Municipal Bond Index to varying degrees, and the Maryland, Pennsylvania and Virginia Funds also outperformed their respective state specific S&P municipal bond indexes. All four Funds also outperformed their respective Lipper classification average.

What strategies were used to manage the Funds during the reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics as in the past. Nuveen municipal bond fund portfolios are managed with a value-oriented approach and close input from Nuveen’s experienced research team. Below we highlight the specific factors influencing each Fund’s investment strategy, as well as how we managed each portfolio in light of recent market conditions.

During this reporting period, municipal bond prices generally rallied as yields declined across the municipal curve. Part of the reason for this was the continued depressed levels of municipal bond issuance. Tax-exempt volume, which had been limited in 2010 by issuers’ extensive use of taxable Build America Bonds (BABs), continued to drift lower in 2011. For the six months ended November 30, 2011, national municipal issuance was down 17% compared with the same period in 2010, while Pennsylvania and Virginia experienced declines of 15% and 9%. Maryland, however, bucked the national trend, with a 31% increase in supply.

Nuveen Investments	5

Nuveen Municipal Bond Fund 2

The performance of the Nuveen Municipal Bond Fund 2 relative to the S&P National Municipal Bond Index was helped by favorable duration positioning, meaning the portfolio was more price sensitive to falling interest rates during the six-month period. Generally speaking, the longer a portfolio’s duration, the better it was likely to perform. In this portfolio, we maintained a relatively smaller allocation to shorter-dated bonds, as well as a very modest overweighting in longer-dated issues. Both stances added to results, as bonds with longer maturities benefited to a greater extent from declining rates.

The credit-quality exposure of Municipal Bond Fund 2 supplied another positive impact on performance. As investors became less risk averse and as bond yields remained historically low, securities with lower credit ratings and higher yields were in strong demand. In this environment, lower-investment-grade bonds generally outperformed comparable higher-rated bonds. This was a helpful backdrop for the Fund, given its overweighting in BBB-rated securities and more-limited exposure to AAA-rated debt.

Sector positioning also added to results, though to a lesser extent than duration and credit-quality positioning. An overweighting in the strong-performing health care sector was helpful, while, in contrast, the Fund saw a negative return from its tobacco-bond exposure. Individual security selection was another source of relative underperformance.

Throughout these six months, we continued to take advantage of available opportunities to increase the Fund’s diversification away from the Florida municipal bond market. Before May 31, 2011, the Fund was required to maintain at least half its portfolio in Florida municipal securities. With its change in name and investment mandate, Nuveen Municipal Bond 2 no longer was subject to this requirement, and we believed that broadening the portfolio’s geographical scope would be in the best interest of our shareholders. At the last reporting period approximately 60.5% of the portfolio was invested in Florida bonds, at period end, approximately 40.4% was now invested in Florida bonds.

In fact, all bond purchases during the six-month period were of non-Florida securities. In general, we favored adding bonds obtained in the primary municipal bond market, which we believed offered better values than the secondary market. New portfolio additions generally focused on intermediate- and longer-term bonds with credit ratings generally ranging from BBB to A. In our view, these longer-duration, lower- to mid-tier rated securities provided the most favorable risk/reward tradeoff. Our purchases were also spread across multiple sectors. We bought a number of dedicated-tax and health care bonds, as well as several general obligation issues and water/sewer credits. To a lesser extent, we also added higher education, gas-prepaid, appropriation-backed and industrial development revenue bonds.

With the Fund closed to new investors, the proceeds for new purchases came primarily from called and maturing bonds. We also took advantage of various opportunities to sell portfolio holdings featuring structures that individual investors found especially attractive, and for which we believed we could obtain good prices.

6	Nuveen Investments

Nuveen Maryland and Virginia Municipal Bond Funds

Similar factors influenced the performance of the Nuveen Maryland Municipal Bond Fund and the Nuveen Virginia Municipal Bond Fund during the six months ending November 30, 2011. Both Funds benefited from elevated exposure to lower-rated bonds — specifically, those with credit ratings of BBB and A — as higher-yielding, lower-quality issues enjoyed strong performance amid favorable market conditions. Both Funds — especially the Maryland Fund — also had a more limited allocation to high-quality bonds, which lagged their lower-rated counterparts.

Another positive contribution was supplied by both portfolios’ relatively long durations, as the falling-rate environment helped boost the performance of longer-dated securities. Meanwhile, in sector terms, both Funds benefited from their allocations to the health care sector, while transportation bonds — including airports and toll roads — provided additional outperformance.

In managing the Maryland Fund, we sought to add securities that we believed could accomplish our goal of modestly lengthening the portfolio’s duration, which had been at the shorter end of our target range. Accordingly, new purchases emphasized essential service bonds with longer maturities and good call-protection features. We also bought several BBB-rated zero-coupon bonds that we believed were attractively priced relative to their risk.

Most of our additions to the Maryland portfolio came from the secondary municipal market, where we saw what we thought was better investment value compared with the state’s primary market. In general, however, we limited purchase activity during the period, as we did not find many new Maryland bonds we wished to buy. To fund these limited purchases, we used the proceeds of bond calls as well as cash already in the portfolio, and did not need to sell many bonds.

We had a similar approach to managing the Virginia Fund, adding longer-duration essential service bonds, when appropriate, to maintain the portfolio’s duration at our desired level. New purchases — which we made across a variety of sectors and included water/sewer, utility and dedicated-tax bonds — were lower-investment-grade-rated when we believed the risk/reward balance favored our shareholders. Given the constrained supply in Virginia during the period, however, we found relatively few suitable opportunities to do so. To fund our relatively small number of purchases, we used pre-existing cash in the portfolio as well as the proceeds of called bonds.

Nuveen Pennsylvania Municipal Bond Fund

The strong performance for the Fund was attributable in large part to the Fund’s relatively long duration.

Another notable positive was the Fund’s exposure to lower-rated credits. As the period progressed, credit spreads, while still historically wide, continued to narrow, meaning that investors were bidding up the prices of higher-yielding, lower-rated bonds. This boosted the performance of the Fund’s lower-investment-grade holdings.

We were reasonably active in adding new securities to the portfolio and took advantage of investment opportunities across a variety of sectors. As we have discussed in prior

Nuveen Investments	7

reports to shareholders, we regularly favor essential-service bonds that go to fund high-quality projects vital to their local communities. We continued to pursue this management theme during the period. In our view, essential-service bonds were a particularly appropriate area to emphasize, given the ongoing economic challenges facing many states and municipalities. That said, we also noted the accumulating evidence of an improving national economy, which supplied us with more confidence to continue to invest in lower-rated bonds, whose risk/reward tradeoff struck us as superior. Many of our new purchases were of A-rated bonds, a credit-rating category that made up approximately one-quarter of the portfolio at period end. Our new purchases included health care, general obligation and water/sewer bonds.

At times, and especially early on in the six-month period, the portfolio experienced net investment outflows. This meant we sometimes needed to sell bonds to maintain the Fund’s desired sector and credit-quality allocation. We sold bonds for which we believed we could get the best prices. As market conditions improved over time, these outflows began to subside, as did our selling activity. To fund our bond purchases during the period, we generally relied on the proceeds of bond calls and maturities.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Credit risk is heightened for below investment grade bonds. A concentration in specific states exposes the Funds to the additional risks facing issuers in those states. The Funds’ potential use of inverse floaters issued in tender option bond (“TOB”) transactions creates effective leverage. Leverage involves greater volatility and increases the funds’ exposure to risk of loss from changes in municipal interest rates.

Dividend Information

All share classes of the Maryland Fund experienced an increase to its monthly dividend in August 2011, while none of the other Funds experienced a dividend change throughout the six-month period ending November 30, 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders.

As of November 30, 2011, all four Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

8	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following four pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	9

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Municipal Bond Fund 2

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.71%	6.65%	3.27%	4.00%
Class A Shares at maximum Offering Price	0.33%	2.22%	2.39%	3.56%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper General Municipal Debt Funds Classification Average**	4.38%	6.01%	3.22%	4.04%

Class B Shares w/o CDSC	4.32%	5.73%	2.48%	3.37%
Class B Shares w/CDSC	-0.68%	1.73%	2.31%	3.37%
Class C Shares	4.42%	5.95%	2.68%	3.42%
Class I Shares	4.81%	6.76%	3.46%	4.21%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.10%	10.99%	3.74%	4.27%
Class A Shares at maximum Offering Price	1.67%	6.38%	2.85%	3.82%
Class B Shares w/o CDSC	5.60%	10.04%	2.96%	3.63%
Class B Shares w/CDSC	0.60%	6.04%	2.79%	3.63%
Class C Shares	5.71%	10.27%	3.16%	3.68%
Class I Shares	6.09%	11.10%	3.95%	4.46%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.39%
Class I Shares	0.64%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

10	Nuveen Investments

Nuveen Maryland Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.69%	5.36%	4.14%	4.73%
Class A Shares at maximum Offering Price	0.27%	0.98%	3.25%	4.28%
Standard & Poor’s (S&P) Maryland Municipal Bond Index**	3.77%	5.38%	4.50%	4.93%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Maryland Municipal Debt Funds Classification Average**	4.45%	5.38%	3.23%	4.05%

Class B Shares w/o CDSC	4.21%	4.48%	3.34%	4.10%
Class B Shares w/CDSC	-0.79%	0.48%	3.16%	4.10%
Class C Shares	4.31%	4.68%	3.56%	4.15%
Class I Shares	4.67%	5.55%	4.34%	4.93%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.49%	9.25%	4.55%	4.98%
Class A Shares at maximum Offering Price	1.06%	4.70%	3.65%	4.53%
Class B Shares w/o CDSC	5.01%	8.34%	3.76%	4.34%
Class B Shares w/CDSC	0.01%	4.34%	3.58%	4.34%
Class C Shares	5.12%	8.56%	3.96%	4.39%
Class I Shares	5.48%	9.44%	4.74%	5.19%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.84%
Class B Shares	1.59%
Class C Shares	1.39%
Class I Shares	0.64%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in this Report for definitions.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Pennsylvania Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.96%	6.19%	4.12%	4.64%
Class A Shares at maximum Offering Price	0.56%	1.69%	3.24%	4.19%
Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index**	4.25%	6.47%	4.59%	5.14%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Pennsylvania Municipal Debt Funds Classification Average**	4.32%	5.65%	3.25%	4.11%

Class B Shares w/o CDSC	4.57%	5.39%	3.35%	4.00%
Class B Shares w/CDSC	-0.43%	1.39%	3.17%	4.00%
Class C Shares	4.68%	5.50%	3.55%	4.06%
Class I Shares	5.07%	6.30%	4.33%	4.84%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.38%	10.60%	4.59%	4.92%
Class A Shares at maximum Offering Price	1.92%	5.99%	3.70%	4.47%
Class B Shares w/o CDSC	5.88%	9.77%	3.81%	4.29%
Class B Shares w/CDSC	0.88%	5.77%	3.63%	4.29%
Class C Shares	6.00%	10.01%	4.01%	4.33%
Class I Shares	6.39%	10.84%	4.79%	5.12%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class B Shares	1.57%
Class C Shares	1.37%
Class I Shares	0.62%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

12	Nuveen Investments

Nuveen Virginia Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of November 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.47%	6.04%	4.20%	4.75%
Class A Shares at maximum Offering Price	0.07%	1.60%	3.31%	4.30%
Standard & Poor’s (S&P) Virginia Municipal Bond Index**	3.55%	5.76%	4.20%	4.92%
Standard & Poor’s (S&P) National Municipal Bond Index**	4.35%	6.50%	4.40%	5.08%
Lipper Virginia Municipal Debt Funds Classification Average**	3.76%	5.27%	2.73%	4.03%

Class B Shares w/o CDSC	3.99%	5.23%	3.40%	4.13%
Class B Shares w/CDSC	-1.01%	1.23%	3.22%	4.13%
Class C Shares	4.09%	5.45%	3.61%	4.18%
Class I Shares	4.48%	6.24%	4.38%	4.95%

Latest Calendar Quarter – Average Annual Total Returns as of December 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	5.63%	10.38%	4.65%	5.04%
Class A Shares at maximum Offering Price	1.20%	5.74%	3.75%	4.59%
Class B Shares w/o CDSC	5.15%	9.56%	3.86%	4.41%
Class B Shares w/CDSC	0.15%	5.56%	3.69%	4.41%
Class C Shares	5.25%	9.68%	4.06%	4.46%
Class I Shares	5.64%	10.51%	4.85%	5.23%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class B Shares have a CDSC that begins at 5% for redemptions during the first year and declines periodically until after six years when the charge becomes 0%. Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.81%
Class B Shares	1.56%
Class C Shares	1.36%
Class I Shares	0.61%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	13

Yields (Unaudited) as of November 30, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Municipal Bond Fund 2

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[5]	4.36%	3.78%	5.25%
Class B Shares	3.81%	3.18%	4.42%
Class C Shares	4.00%	3.40%	4.72%
Class I Shares	4.75%	4.15%	5.76%

Nuveen Maryland Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[2]
Class A Shares[5]	3.91%	3.19%	4.66%
Class B Shares	3.36%	2.74%	4.01%
Class C Shares	3.54%	2.79%	4.08%
Class I Shares	4.31%	3.53%	5.16%

Nuveen Pennsylvania Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[3]
Class A Shares[5]	3.92%	3.32%	4.76%
Class B Shares	3.35%	2.76%	3.95%
Class C Shares	3.54%	2.92%	4.18%
Class I Shares	4.27%	3.66%	5.24%

Nuveen Virginia Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[4]
Class A Shares[5]	3.94%	3.17%	4.67%
Class B Shares	3.36%	2.56%	3.77%
Class C Shares	3.57%	2.76%	4.06%
Class I Shares	4.30%	3.51%	5.17%

1	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a federal income tax rate of 28.0%.

2	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 31.6%.

3	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 30.2%.

4	The Taxable-Equivalent Yield is based on the Fund’s SEC 30-Day Yield on the indicated date and a combined federal and state income tax rate of 32.1%.

5	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

14	Nuveen Investments

Holding Summaries (Unaudited) as of November 30, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Municipal Bond Fund 2

Bond Credit Quality1

Nuveen Maryland Municipal Bond Fund

Bond Credit Quality1

Nuveen Pennsylvania Municipal Bond Fund

Bond Credit Quality1

Nuveen Virginia Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/Limited	23.8%
Health Care	19.3%
Utilities	13.5%
Transportation	11.1%
Water and Sewer	4.8%
Consumer Staples	4.7%
Tax Obligation/General	4.0%
Housing/Multifamily	3.8%
Other	15.0%

Portfolio Composition[1]
Health Care	23.2%
Tax Obligation/Limited	18.0%
Tax Obligation/General	11.0%
Education and Civic Organizations	7.7%
U.S. Guaranteed	7.5%
Housing/Single Family	6.5%
Industrials	5.2%
Long-Term Care	5.1%
Housing/Multifamily	3.9%
Other	11.9%

Portfolio Composition[1]
Tax Obligation/General	21.3%
Health Care	19.4%
Education and Civic Organizations	13.3%
Water and Sewer	10.4%
Tax Obligation/Limited	9.0%
Transportation	8.3%
U.S. Guaranteed	5.9%
Other	12.4%

Portfolio Composition[1]
Tax Obligation/Limited	24.9%
Health Care	17.2%
Transportation	14.6%
U.S. Guaranteed	6.9%
Education and Civic Organizations	6.3%
Housing/Single Family	4.9%
Long-Term Care	4.9%
Tax Obligation/General	4.4%
Water and Sewer	4.3%
Other	11.6%

States[1]
Florida	40.4%
California	6.8%
Illinois	6.6%
Pennsylvania	3.7%
Colorado	3.3%
Nevada	3.2%
Texas	3.2%
Louisiana	2.9%
New York	2.7%
Michigan	2.6%
Virginia	2.6%
Alabama	1.9%
North Carolina	1.9%
Wyoming	1.9%
Wisconsin	1.8%
Other	14.5%

1	As a percentage of total investments, as of November 30, 2011. Holdings are subject to change.

Nuveen Investments	15

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Municipal Bond Fund 2

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,047.10	$1,043.20	$1,044.20	$1,048.10	$1,020.85	$1,017.10	$1,018.10	$1,021.85
Expenses Incurred During Period	$4.25	$8.07	$7.05	$3.23	$4.19	$7.97	$6.96	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Maryland Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,046.90	$1,042.10	$1,043.10	$1,046.70	$1,020.85	$1,017.10	$1,018.10	$1,021.85
Expenses Incurred During Period	$4.25	$8.07	$7.05	$3.22	$4.19	$7.97	$6.96	$3.18

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .83%, 1.58%, 1.38% and .63% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

16	Nuveen Investments

Nuveen Pennsylvania Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,049.60	$1,045.70	$1,046.80	$1,050.70	$1,020.90	$1,017.15	$1,018.15	$1,021.90
Expenses Incurred During Period	$4.20	$8.03	$7.01	$3.18	$4.14	$7.92	$6.91	$3.13

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .82%, 1.57%, 1.37% and .62% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Virginia Municipal Bond Fund

					Hypothetical Performance
	Actual Performance				(5% annualized return before expenses)
	A Shares	B Shares	C Shares	I Shares	A Shares	B Shares	C Shares	I Shares
Beginning Account Value (6/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (11/30/11)	$1,044.70	$1,039.90	$1,040.90	$1,044.80	$1,021.00	$1,017.25	$1,018.25	$1,022.00
Expenses Incurred During Period	$4.09	$7.90	$6.89	$3.07	$4.04	$7.82	$6.81	$3.03

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .80%, 1.55%, 1.35% and .60% for Classes A, B, C and I, respectively, multiplied by the average account value over the period, multiplied by 183/366 (to reflect the one-half year period).

Nuveen Investments	17

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund 2

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Alabama – 1.9%

$3,000	Pell City, Alabama, Special Care Facilities Financing Authority, Revenue Bonds, Noland Health Services, Series 2007A, 5.250%, 12/01/34	12/17 at 100.00	A–	$2,935,320
	California – 6.8%

1,000	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007A, 5.750%, 7/01/47 – FGIC Insured	7/18 at 100.00	AA–	1,015,860

5,300	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 5.750%, 6/01/47	6/17 at 100.00	BB+	3,746,782

1,000	Los Angeles Department of Harbors, California, Revenue Bonds, Series 2009B, 5.250%, 8/01/39	8/19 at 100.00	AA	1,071,910

1,000	Manteca Financing Authority, California, Sewer Revenue Bonds, Series 2009, 5.750%, 12/01/36	12/19 at 100.00	AAA	1,067,650

1,000	Modesto Irrigation District, California, Electric System Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/26	7/21 at 100.00	A+	1,081,010

2,500	M-S-R Energy Authority, California, Gas Revenue Bonds, Series 2009A, 6.500%, 11/01/39	No Opt. Call	A	2,744,175
11,800	Total California			10,727,387
	Colorado – 3.3%

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.500%, 5/15/30 – AGM Insured	5/19 at 100.00	AA–	1,051,420

2,025	Park Creek Metropolitan District, Colorado, Senior Property Tax Supported Revenue Bonds, Series 2009, 6.375%, 12/01/37 – AGC Insured	No Opt. Call	AA–	2,217,274

1,900	Regional Transportation District, Colorado, Denver Transit Partners Eagle P3 Project Private Activity Bonds, Series 2010, 6.000%, 1/15/41	7/20 at 100.00	Baa3	1,933,079
4,925	Total Colorado			5,201,773
	Connecticut – 0.7%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G, 5.625%, 7/01/41	7/21 at 100.00	BBB	1,040,520
	Florida – 40.0%

	Brevard County Health Facilities Authority, Florida, Revenue Bonds, Health First Inc. Project, Series 2005:
500	5.000%, 4/01/34	4/16 at 100.00	A–	482,680
750	5.000%, 4/01/36	4/16 at 100.00	A–	712,013

3,000	Broward County, Florida, Airport System Revenue Bonds, Series 2001-J1, 5.250%, 10/01/26 – AMBAC Insured (Alternative Minimum Tax)	4/12 at 101.00	A+	3,011,340

1,075	Century Gardens Community Development District, Miami-Dade County, Florida, Special Assessment Revenue Bonds, Series 2007, 5.050%, 5/01/37	5/17 at 100.00	N/R	927,596

1,000	Clearwater, Florida, Water and Sewer Revenue Bonds, Series 2009A, 5.250%, 12/01/39 – AGC Insured	12/19 at 100.00	AA–	1,073,200

3,500	Florida Housing Finance Agency, FNMA Collateralized Housing Revenue Bonds, Villas of Capri, Series 1996H, 6.100%, 4/01/17 (Alternative Minimum Tax)	4/12 at 100.00	AA+	3,506,510

755	Florida Housing Finance Agency, Housing Revenue Bonds, Brittany of Rosemont Apartments Phase II, Series 1995C-1, 6.875%, 8/01/26 – AMBAC Insured (Alternative Minimum Tax)	2/12 at 100.00	N/R	755,385

1,000	Florida Housing Finance Agency, Housing Revenue Bonds, Stoddert Arms Apartments, Series 1996O, 6.300%, 9/01/36 – AMBAC Insured (Alternative Minimum Tax)	3/12 at 100.00	N/R	994,420

840	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14	No Opt. Call	AAA	911,828

335	Florida State Board of Education, Full Faith and Credit Public Education Capital Outlay Bonds, Series 1985, 9.125%, 6/01/14 (ETM)	No Opt. Call	Aaa	400,054

18	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Florida (continued)

$2,145	Florida State Department of Management Services, Certificates of Participation, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/15 at 101.00	AA+		$2,272,005

600	Florida, Full Faith and Credit General Obligation Bonds, Broward County Expressway Authority, Series 1984, 10.000%, 7/01/14 (ETM)	No Opt. Call	Aaa		685,764

	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006:
2,250	5.250%, 6/01/26	6/16 at 100.00	A–		2,250,450
2,550	5.500%, 6/01/38 – AGM Insured	6/18 at 100.00	AA–		2,617,907

1,900	Hernando County, Florida, Revenue Bonds, Criminal Justice Complex Financing Program, Series 1986, 7.650%, 7/01/16 – FGIC Insured	No Opt. Call	BBB		2,278,271

2,000	Hillsborough County Industrial Development Authority, Florida, Hospital Revenue Bonds, Tampa General Hospital, Series 2003B, 5.250%, 10/01/28	10/13 at 100.00	A3		1,985,500

1,005	JEA, Florida, Electric System Revenue Bonds, Series Three 2006A, 5.000%, 10/01/41 – AGM Insured	4/15 at 100.00	Aa2		1,024,557

975	Lake County School District, Florida, Sales Tax Revenue Bonds, Series 2004, 5.000%, 10/01/15 – AMBAC Insured	10/14 at 100.00	A		1,065,597

1,635	Leesburg, Florida, Hospital Revenue Refunding Bonds, Leesburg Regional Medical Center Project, Series 2003, 5.000%, 7/01/17	7/13 at 100.00	BBB+		1,657,073

2,305	Leesburg, Florida, Utilities Revenue Bonds, Series 2004, 5.000%, 10/01/22 – FGIC Insured	10/14 at 100.00	Aa3		2,409,831

1,000	Martin County Industrial Development Authority, Florida, Industrial Development Revenue Bonds, Indiantown Cogeneration LP, Series 1994A, 7.875%, 12/15/25 (Alternative Minimum Tax)	12/11 at 100.00	BB+		1,003,110

3,760	Miami-Dade County Industrial Development Authority, Florida, Revenue Bonds, BAC Funding Corporation, Series 2000A, 5.375%, 10/01/30 – AMBAC Insured	4/12 at 101.00	Aa3		3,807,935

2,500	Miami-Dade County, Florida, Aviation Revenue Bonds, Miami International Airport, Series 2002, 5.750%, 10/01/20 – FGIC Insured (Alternative Minimum Tax)	10/12 at 100.00	A2		2,557,625

1,875	Old Palm Community Development District, Florida, Special Assessment Bonds, Palm Beach Gardens, Series 2004A, 5.900%, 5/01/35	5/15 at 101.00	N/R		1,734,150

3,250	Orange County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2002, 6.250%, 11/15/24 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	3,426,475

	Orange County Health Facilities Authority, Florida, Revenue Bonds, Nemours Foundation, Series 2005:
295	5.000%, 1/01/21 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	331,489
275	5.000%, 1/01/22 (Pre-refunded 1/01/15)	1/15 at 100.00	N/R	(4)	309,015

145	Orange County, Florida, Sales Tax Revenue Bonds, Series 1989, 6.125%, 1/01/19 – FGIC Insured (ETM)	1/12 at 100.00	N/R	(4)	181,913

1,000	Orange County, Florida, Sales Tax Revenue Bonds, Series 2002A, 5.125%, 1/01/23 – FGIC Insured	1/13 at 100.00	AA		1,040,280

500	Orlando Utilities Commission, Florida, Utility System Revenue Bonds, Series 2009A-1, 5.250%, 10/01/39	4/19 at 100.00	Aa1		535,595

	Palm Beach County Health Facilities Authority, Florida, Hospital Revenue Refunding Bonds, BRCH Corporation Obligated Group, Series 2001:
20	5.500%, 12/01/21	6/12 at 101.00	BBB–		19,970
1,000	5.625%, 12/01/31	6/12 at 101.00	BBB–		954,420

635	Palm Beach County Housing Finance Authority, Florida, Multifamily Housing Revenue Bonds, Affordable Housing Guarantee Program, Windsor Park Apartments, Series 1998A, 5.900%, 6/01/38 (Alternative Minimum Tax)	6/12 at 100.00	N/R		635,064

1,500	Palm Beach County Solid Waste Authority, Florida, Revenue Bonds, Series 2002B, 0.000%, 10/01/15 – AMBAC Insured	No Opt. Call	AA+		1,383,060

1,000	Palm Coast, Florida, Water Utility System Revenue Bonds, Series 2003, 5.000%, 10/01/33 – NPFG Insured	10/13 at 100.00	A1		1,007,170

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund 2 (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$650	Reedy Creek Improvement District, Florida, Utility Revenue Bonds, Series 2005-1, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	A1	$672,516

1,370	Seminole Tribe of Florida, Special Obligation Bonds, Series 2007A, 144A, 5.250%, 10/01/27	10/17 at 100.00	BBB–	1,256,605

	St. John’s County Industrial Development Authority, Florida, First Mortgage Revenue Bonds, Presbyterian Retirement Communities, Series 2004A:
1,130	5.850%, 8/01/24	8/14 at 101.00	N/R	1,144,001
1,565	5.625%, 8/01/34	8/14 at 101.00	N/R	1,488,925

990	Stoneybrook Venice Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007, 6.750%, 5/01/38	5/18 at 100.00	N/R	993,495

1,000	Tallahassee, Florida, Consolidated Utility System Revenue Bonds, Series 2005, 5.000%, 10/01/25 – AMBAC Insured	10/15 at 100.00	AA+	1,058,260

2,820	Tallahassee, Florida, Energy System Revenue Bonds, Series 2005, 5.000%, 10/01/29 – NPFG Insured	10/15 at 100.00	AA	2,973,070

2,095	Tallahassee, Florida, Health Facilities Revenue Bonds, Tallahassee Memorial Healthcare Inc., Series 2000, 6.375%, 12/01/30	6/12 at 100.00	Baa1	2,095,964

1,000	Tolomato Community Development District, Florida, Special Assessment Bonds, Series 2007, 6.650%, 5/01/40 (5)	5/18 at 100.00	N/R	521,240

615	University Square Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2007A-1, 5.875%, 5/01/38	5/17 at 100.00	N/R	583,801

485	Waters Edge Community Development District, Florida, Capital Improvement Revenue Bonds, Series 2005, 5.300%, 5/01/36	5/15 at 101.00	N/R	421,126
62,595	Total Florida			63,158,255
	Georgia – 1.6%

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005A, 5.625%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	A–	523,130

500	Atlanta, Georgia, Tax Allocation Bonds, Eastside Project, Series 2005B, 5.400%, 1/01/20	7/15 at 100.00	A–	513,730

495	Atlanta, Georgia, Tax Allocation Bonds, Princeton Lakes Project, Series 2006, 5.500%, 1/01/31	1/16 at 100.00	BBB–	463,865

1,000	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	9/15 at 100.00	BBB	995,840
2,495	Total Georgia			2,496,565
	Guam – 0.7%

1,020	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.000%, 1/01/31 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	1,053,833
	Illinois – 6.5%

2,000	Bensenville, Illinois, General Obligation Bonds, Series 2011A, 5.000%, 12/15/30 – AGM Insured	12/21 at 100.00	AA–	2,040,320

250	Chicago Transit Authority, Illinois, Sales Tax Receipts Revenue Bonds, Series 2011, 5.250%, 12/01/40	12/21 at 100.00	AA	259,358

2,000	Chicago, Illinois, Motor Fuel Tax Revenue Bonds, Series 2003A, 5.000%, 1/01/33 – AMBAC Insured	7/13 at 100.00	AA+	2,012,780

1,000	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1996A, 5.500%, 1/01/29 – NPFG Insured	1/12 at 100.00	A	1,000,760

Community College District 523, Counties of DeKalb, Kane, LaSalle, Lee, Ogle, Winnebago, and Boone, Illinois, General Obligation Bonds, Kishwaukee Community College, Capital Appreciation, Series 2011B:

750	0.000%, 2/01/35	2/21 at 38.165	AA	158,025
750	0.000%, 2/01/36	2/21 at 35.473	AA	146,745

1,000	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A, 5.500%, 2/01/40 – AMBAC Insured	2/18 at 100.00	A+	1,003,810

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	$496,900

1,000	Illinois Finance Authority, Revenue Bonds, Provena Health, Series 2009A, 7.750%, 8/15/34	8/19 at 100.00	BBB+	1,133,990

1,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	1,051,360

1,000	Illinois Finance Authority, Water Facilities Revenue Bonds, American Water Capital Corp., Project, Series 2009, 5.250%, 10/01/39	10/19 at 100.00	BBB+	989,100
11,250	Total Illinois			10,293,148
	Indiana – 1.4%

2,200	Indiana Finance Authority, Wastewater Utility Revenue Bonds, CWA Authority Project, Series 2011B, 5.000%, 10/01/41	10/21 at 100.00	AA–	2,226,290
	Kansas – 1.6%

2,500	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Stormont-Vail Health Care Inc., Series 2011F, 5.250%, 11/15/30	11/19 at 100.00	A2	2,571,125
	Kentucky – 0.7%

1,000	Paducah, Kentucky, Electric Board Revenue Bonds, Series 2009A, 5.250%, 10/01/35 – AGC Insured	4/19 at 100.00	Aa3	1,046,680
	Louisiana – 2.8%

1,000	Louisiana Local Government Environmental Facilities & Community Development Authority, Revenue Bonds, Westlake Chemical Corporation Project, Series 2007, 6.750%, 11/01/32	11/17 at 100.00	BBB–	1,044,470

1,000	Louisiana Local Government Environmental Facilities and Community Development Authority, Revenue Bonds, Southgate Suites Hotel LLC Project, Series 2007A, 6.750%, 12/15/37 (5), (6)	12/17 at 100.00	N/R	475,030

3,000	St John Baptist Parish, Louisiana, Revenue Bonds, Marathon Oil Corporation, Series 2007A, 5.125%, 6/01/37	6/17 at 100.00	BBB	2,955,900
5,000	Total Louisiana			4,475,400
	Maine – 0.7%

1,000	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, MaineGeneral Medical Center, Series 2011, 6.750%, 7/01/36	7/21 at 100.00	Baa3	1,034,120
	Michigan – 2.5%

3,040	Kalkaska County Hospital Authority, Michigan, Hospital Revenue Bonds, Series 2007, 5.375%, 5/01/17	No Opt. Call	N/R	3,206,896

750	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.375%, 10/15/41	No Opt. Call	Aa3	799,658
3,790	Total Michigan			4,006,554
	Minnesota – 0.2%

375	Tobacco Securitization Authority, Minnesota, Tobacco Settlement Revenue Bonds, Tax-Exempt Series 2011B, 5.250%, 3/01/31	No Opt. Call	A–	379,568
	Nevada – 3.1%

2,000	Director of Nevada State Department of Business and Industry, Revenue Bonds, Las Vegas Monorail Project, First Tier, Series 2000, 0.000%, 1/01/21 – AMBAC Insured	No Opt. Call	N/R	250,000

1,500	Las Vegas Redevelopment Agency, Nevada, Tax Increment Revenue Bonds, Series 2009A, 8.000%, 6/15/30	6/19 at 100.00	A	1,720,920

2,500	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C, 5.000%, 6/01/38	6/21 at 100.00	AA+	2,555,975

410	Washoe County, Nevada, General Obligation Bonds, Reno-Sparks Convention & Visitors Authority, Refunding Series 2011, 5.000%, 7/01/32	7/21 at 100.00	AA	420,184
6,410	Total Nevada			4,947,079

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Municipal Bond Fund 2 (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	New York – 2.7%

$2,000	Brooklyn Arena Local Development Corporation, New York, Payment in Lieu of Taxes Revenue Bonds, Barclays Center Project, Series 2009, 6.375%, 7/15/43	No Opt. Call	BBB–	$2,075,200

400	Hudson Yards Infrastructure Corporation, New York, Revenue Bonds, Senior Fiscal 2012 Series 2011A, 5.750%, 2/15/47	No Opt. Call	A	423,860

1,000	Long Island Power Authority, New York, Electric System Revenue Bonds, Series 2011A, 5.000%, 5/01/36 – AGM Insured	5/21 at 100.00	AA–	1,045,430

560	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B, 5.000%, 6/01/18	No Opt. Call	AA–	654,634
3,960	Total New York			4,199,124
	North Carolina – 1.9%

1,000	Buncombe County, North Carolina, Project Development Financing Revenue Bonds, Woodfin Downtown Corridor Development, Series 2008, 6.750%, 8/01/24	8/18 at 100.00	N/R	900,700

2,000	North Carolina Turnpike Authority, Triangle Expressway System Revenue Bonds, Series 2009A, 5.750%, 1/01/39 – AGC Insured	1/19 at 100.00	AA–	2,144,520
3,000	Total North Carolina			3,045,220
	Ohio – 1.1%

1,000	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.875%, 6/01/47	6/17 at 100.00	BB–	700,290

1,000	Ohio Air Quality Development Authority, Ohio, Revenue Bonds, Ohio Valley Electric Corporation Project, Series 2009E, 5.625%, 10/01/19	No Opt. Call	BBB–	1,105,500
2,000	Total Ohio			1,805,790
	Oregon – 1.7%

1,400	Oregon Department of Administrative Services, Certificates of Participation, Series 2009A, 5.250%, 5/01/39	5/19 at 100.00	AA	1,452,584

1,140	Oregon State Facilities Authority, Revenue Bonds, Concordia University Project, Series 2010A, 6.125%, 9/01/30	9/20 at 100.00	BB+	1,159,551
2,540	Total Oregon			2,612,135
	Pennsylvania – 3.6%

3,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–	2,549,520

3,000	Southeastern Pennsylvania Transportation Authority, Capital Grant Receipts Bonds, Federal Transit Administration Section 5309 Fixed Guideway Modernization Forumal Funds, Series 2011, 5.000%, 6/01/28	6/21 at 100.00	A+	3,187,680
6,000	Total Pennsylvania			5,737,200
	Tennessee – 1.4%

1,000	Metropolitan Government of Nashville-Davidson County Health and Educational Facilities Board, Tennessee, Revenue Bonds, Vanderbilt University, Series 2009A, 5.000%, 10/01/39	10/19 at 100.00	AA	1,060,780

1,000	South Blount County Utility District, Tennessee, Waterworks Revenue Bonds, Improvement anf Refunding Series 2009, 5.250%, 12/01/39 – AGM Insured	12/19 at 100.00	AA–	1,080,260
2,000	Total Tennessee			2,141,040
	Texas – 3.2%

2,000	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011A, 5.500%, 9/01/41	9/21 at 100.00	AA	2,165,360

895	Texas Municipal Gas Acquisition and Supply Corporation I, Gas Supply Revenue Bonds, Senior Lien Series 2008D, 5.625%, 12/15/17	No Opt. Call	A	941,826

2,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2007, 5.000%, 7/01/33	7/17 at 100.00	Baa1	1,907,240
4,895	Total Texas			5,014,426

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Virgin Islands – 0.8%

$1,240	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.750%, 10/01/37	10/19 at 100.00	BBB	$1,329,739
	Virginia – 2.6%

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
3,745	0.000%, 10/01/31 – AGC Insured	No Opt. Call	AA–	1,162,598
10,000	0.000%, 10/01/40 – AGC Insured	No Opt. Call	AA–	1,726,500

2,000	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	1,233,320
15,745	Total Virginia			4,122,418
	Washington – 1.3%

2,000	Washington State Health Care Facilities Authority, Revenue Bonds, Fred Hutchinson Cancer Research Center, Series 2011A, 5.625%, 1/01/35	1/21 at 100.00	A	2,032,600
	West Virginia – 0.7%

1,000	West Virginia Hospital Finance Authority , Hospital Revenue Bonds, Charleston Area Medical Center, Series 2009A, 5.625%, 9/01/32	9/19 at 100.00	A3	1,020,670
	Wisconsin – 1.7%

2,750	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	2,743,840
	Wyoming – 1.9%

1,000	Campbell County, Wyoming Solid Waste Facilities Revenue Bonds, Basin Electric Power Cooperative – Dry Fork Station Facilities, Series 2009A, 5.750%, 7/15/39	7/19 at 100.00	A1	1,081,550

1,000	Sweetwater County, Wyoming, Pollution Control Revenue Refunding Bonds, Idaho Power Company Project, Series 2006, 5.250%, 7/15/26	8/19 at 100.00	A2	1,086,800

880	Teton County Hospital District, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center Project, Series 2011B, 6.000%, 12/01/36	12/21 at 100.00	BBB	897,565
2,880	Total Wyoming			3,065,915
$170,370	Total Investments (cost $152,401,372) – 99.1%			156,463,734
	Other Assets Less Liabilities – 0.9%			1,381,497
	Net Assets – 100%			$157,845,231

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board of Trustees. For fair value measurement disclosure purposes, investment categorized as Level 3. See Notes to Financial Statements, Footnote 1 – General Information and Significant Accounting Policies, Investment Valuation for more information.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Discretionary – 2.9%

	Baltimore, Maryland, Senior Lien Convention Center Hotel Revenue Bonds, Series 2006A:
$845	5.000%, 9/01/15 – SYNCORA GTY Insured	No Opt. Call	BB+	$862,889
35	5.250%, 9/01/25 – SYNCORA GTY Insured	9/16 at 100.00	BB+	32,764
4,105	5.250%, 9/01/39 – SYNCORA GTY Insured	9/16 at 100.00	BB+	3,571,678

35	Baltimore, Maryland, Subordinate Lien Convention Center Hotel Revenue Bonds, Series 2006B, 5.250%, 9/01/22 – SYNCORA GTY Insured	9/16 at 100.00	BB+	34,017

1,000	Maryland Economic Development Corporation, Revenue Bonds, Chesapeake Bay Hyatt Conference Center, Series 2006A, 5.000%, 12/01/31	12/16 at 100.00	N/R	622,520
6,020	Total Consumer Discretionary			5,123,868
	Consumer Staples – 2.7%

3,295	Puerto Rico, The Children’s Trust Fund, Tobacco Settlement Asset-Backed Refunding Bonds, Series 2002, 5.375%, 5/15/33	5/12 at 100.00	BBB	3,083,988

125	Tobacco Settlement Financing Corporation, Virgin Islands, Tobacco Settlement Asset-Backed Bonds, Series 2001, 5.000%, 5/15/31	5/12 at 100.00	A3	106,730

1,500	Virgin Islands Public Finance Authority, Matching Fund Revenue Loan Note – Diageo Project, Series 2009A, 6.625%, 10/01/29	10/19 at 100.00	BBB	1,599,435
4,920	Total Consumer Staples			4,790,153
	Education and Civic Organizations – 7.4%

1,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	1,011,410

625	Frederick County, Maryland, Educational Facilities Revenue Bonds, Mount Saint Mary’s College, Series 2006, 5.625%, 9/01/38	9/16 at 100.00	BB+	565,494

645	Hartford County, Maryland, Economic Development Revenue Bonds, Battelle Memorial Institute, Series 2004, 5.250%, 4/01/34	4/14 at 100.00	A+	652,366

255	Maryland Health and Higher Edcuational Facilities Authority, Revenue Bonds, Patterson Park Public Charter School Issue, Series 2010, 6.000%, 7/01/40	7/20 at 100.00	BBB–	245,228

500	Maryland Health and Higher Educational Facilities Authority, Educational Facilities Leasehold Mortgage Revenue Bonds, McLean School, Series 2001, 6.000%, 7/01/31	1/12 at 100.00	BBB–	500,025

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Bullis School, Series 2000:
250	5.250%, 7/01/25 – AGM Insured	1/13 at 100.00	AA–	252,798
500	5.250%, 7/01/30 – AGM Insured	1/12 at 100.50	AA–	505,315

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Goucher College, Series 2004, 5.125%, 7/01/34	7/14 at 100.00	A–	632,663

1,870	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Maryland Institute College of Art, Series 2007, 5.000%, 6/01/36	6/17 at 100.00	Baa1	1,788,580

	Maryland Industrial Development Financing Authority, Revenue Bonds, Our Lady of Good Counsel High School, Series 2005A:
770	5.500%, 5/01/20	5/15 at 100.00	N/R	785,808
500	6.000%, 5/01/35	5/15 at 100.00	N/R	502,570

815	Montgomery County Revenue Authority, Maryland, Lease Revenue Bonds, Montgomery College Arts Center Project, Series 2005A, 5.000%, 5/01/20	5/15 at 100.00	Aa3	877,722

550	Morgan State University, Maryland, Student Tuition and Fee Revenue Bonds, Academic Fees and Auxiliary Facilities, Series 2003A, 5.000%, 7/01/20 – FGIC Insured	7/13 at 100.00	Aa3	578,408

1,500	Morgan State University, Maryland, Student Tuition and Fee Revenue Refunding Bonds, Academic Fees and Auxiliary Facilities, Series 1993, 6.100%, 7/01/20 – NPFG Insured	No Opt. Call	Aa3	1,789,110

1,100	University of Maryland, Auxiliary Facility and Tuition Revenue Bonds, Series 2006A, 5.000%, 10/01/22	10/16 at 100.00	AA+	1,227,050

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,250	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006, 4.500%, 11/01/36	11/16 at 100.00	BBB+	$1,082,238
12,755	Total Education and Civic Organizations			12,996,785
	Energy – 0.2%

400	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2	323,308
	Health Care – 22.3%

675	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2006A, 5.000%, 7/01/36	7/16 at 100.00	A	677,025

895	Maryland Health and Higher Education Facilities Authority, Revenue Bonds, University of Maryland Medical System Issue, Series 2010, 5.125%, 7/01/39	7/19 at 100.00	A	917,563

625	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Adventist Healthcare, Series 2011A, 6.125%, 1/01/36	1/22 at 100.00	Baa2	625,656

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2009A, 6.750%, 7/01/39	7/19 at 100.00	A–	2,255,580

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Anne Arundel Health System, Series 2010, 5.000%, 7/01/32	7/19 at 100.00	A–	1,021,800

820	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Calvert Memorial Hospital, Series 2004, 5.500%, 7/01/36	7/14 at 100.00	A3	828,503

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll County General Hospital, Series 2002:
500	6.000%, 7/01/20	7/12 at 100.00	A3	506,865
1,500	5.800%, 7/01/32	7/12 at 100.00	A3	1,507,170

725	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Carroll Hospital Center, Series 2006, 5.000%, 7/01/40	7/16 at 100.00	A3	697,769

2,805	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Civista Medical Center, Series 2005, 5.000%, 7/01/37 – RAAI Insured	7/14 at 100.00	N/R	2,224,954

950	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Doctors Community Hospital, Series 2007A, 5.000%, 7/01/29	7/17 at 100.00	Baa3	821,589

800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Frederick Memorial Hospital, Series 2002, 5.125%, 7/01/35	7/12 at 100.00	Baa1	753,040

600	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Greater Baltimore Medical Center, Series 2001, 5.000%, 7/01/34	1/12 at 100.00	A	599,952

2,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kaiser Permanente System, Series 1998A, 5.375%, 7/01/15	1/12 at 100.00	A+	2,005,440

1,785	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Kennedy Krieger Institute, Series 2003, 5.500%, 7/01/33	7/13 at 100.00	Baa3	1,774,861

765	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2008, 5.000%, 7/01/28 – AGC Insured	7/17 at 100.00	AA–	788,822

850	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2004, 5.375%, 8/15/24	8/14 at 100.00	A2	886,278

2,280	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, MedStar Health, Series 2007, 5.250%, 5/15/46 – BHAC Insured	5/16 at 100.00	AA+	2,327,470

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Medical Center Issue, Series 2007A:
635	5.000%, 7/01/37	7/17 at 100.00	BBB	567,277
440	5.500%, 7/01/42	7/17 at 100.00	BBB	416,073

1,050	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Peninsula Regional Medical Center, Series 2006, 5.000%, 7/01/36	7/16 at 100.00	A	1,051,449

2,450	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, The Johns Hopkins Health System Obligated Group Issue, Series 2010, 5.000%, 5/15/40	5/20 at 100.00	AA–	2,529,258

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$800	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2002, 5.625%, 7/01/32	7/12 at 100.00	A3	$802,328

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Union Hospital of Cecil County, Series 2005:
1,405	5.000%, 7/01/35	7/15 at 100.00	A3	1,407,908
900	5.000%, 7/01/40	7/15 at 100.00	A3	895,212

645	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 1991B, 7.000%, 7/01/22 – FGIC Insured	No Opt. Call	A2	769,543

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2004B, 5.000%, 7/01/24 – AMBAC Insured	7/13 at 100.00	A	505,980

1,000	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Upper Chesapeake Hospitals Issue C, Series 2007, 6.000%, 1/01/38	1/18 at 100.00	Baa1	1,054,820

	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Washington County Hospital, Series 2008:
1,500	5.750%, 1/01/33	No Opt. Call	BBB–	1,515,615
3,385	5.750%, 1/01/38	1/18 at 100.00	BBB–	3,396,001
800	6.000%, 1/01/43	1/18 at 100.00	BBB–	809,896

1,935	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Western Maryland Health, Series 2006A, 5.000%, 7/01/34 – NPFG Insured	7/16 at 100.00	Baa1	1,958,220

190	Prince George’s County, Maryland, Revenue Bonds, Dimensions Health Corporation, Series 1994, 5.375%, 7/01/14	1/12 at 100.00	B3	178,539
39,210	Total Health Care			39,078,456
	Housing/Multifamily – 3.8%

500	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999A, 5.350%, 7/01/41 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	500,040

775	Maryland Community Development Administration, Housing Revenue Bonds, Series 1999B, 6.250%, 7/01/32 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	775,783

1,000	Maryland Community Development Administration, Multifamily Development Revenue Bonds, Auburn Manor, Series 1998A, 5.300%, 10/01/28 (Alternative Minimum Tax)	1/12 at 100.00	Aa2	1,000,400

100	Maryland Economic Development Corporation, Senior Lien Student Housing Revenue Bonds, University of Maryland – Baltimore, Series 2003A, 5.625%, 10/01/23	10/13 at 100.00	B3	74,294

1,500	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Frostburg State University Project, Series 2002A , 6.250%, 10/01/33	10/12 at 101.00	Ba3	1,447,950

600	Maryland Economic Development Corporation, Student Housing Revenue Bonds, Sheppard Pratt University Village, Series 2001, 5.875%, 7/01/21 – ACA Insured	7/12 at 100.50	N/R	577,650

570	Maryland Economic Development Corporation, Student Housing Revenue Refunding Bonds, University of Maryland College Park Projects, Series 2006, 5.000%, 6/01/33 – CIFG Insured	6/16 at 100.00	AA–	565,919

1,420	Montgomery County Housing Opportunities Commission, Maryland, FNMA/FHA-Insured Multifamily Housing Development Bonds, Series 1998A, 5.250%, 7/01/29 (Alternative Minimum Tax)	1/12 at 100.00	Aaa	1,420,312

200	Montgomery County Housing Opportunities Commission, Maryland, GNMA/FHA-Insured Multifamily Housing Revenue Bonds, Series 1995A, 6.000%, 7/01/20	1/12 at 100.00	Aa2	200,358
6,665	Total Housing/Multifamily			6,562,706

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family – 6.2%

$1,695	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2008C, 5.375%, 9/01/39	9/18 at 100.00	Aa2	$1,754,461

1,225	Maryland Community Development Administration Department of Housing and Community Development, Residential Revenue Bonds, Series 2010B, 5.250%, 9/01/35	3/20 at 100.00	Aa2	1,281,644

1,195	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006F, 4.900%, 9/01/26 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,205,014

1,500	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006I, 4.875%, 9/01/26 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	1,513,650

980	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006L, 4.900%, 9/01/31 (Alternative Minimum Tax)	9/16 at 100.00	Aa2	985,909

920	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2006P, 4.700%, 3/01/37 (Alternative Minimum Tax)	3/16 at 100.00	Aa2	883,780

780	Maryland Community Development Administration, Department of Housing and Community Development, Residential Revenue Bonds, Series 2007D, 4.850%, 9/01/37 (Alternative Minimum Tax)	3/17 at 100.00	Aa2	765,874

1,125	Maryland Community Development Administration, Residential Revenue Bonds, Series 2005E, 4.900%, 9/01/36 (Alternative Minimum Tax)	9/14 at 100.00	Aa2	1,118,846

1,200	Maryland Community Development Administration, Residential Revenue Bonds, Series 2006B, 4.750%, 9/01/25 (Alternative Minimum Tax)	9/15 at 100.00	Aa2	1,205,028

210	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	210,029
10,830	Total Housing/Single Family			10,924,235
	Industrials – 5.0%

3,855	Maryland Economic Development Corporation, Economic Development Revenue Bonds, Transportation Facilities Project, Series 2010A, 5.750%, 6/01/35	6/20 at 100.00	Baa3	3,870,420

4,360	Maryland Economic Development Corporation, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2002, 4.600%, 4/01/16 (Alternative Minimum Tax)	4/12 at 101.00	BBB	4,442,666

500	Northeast Maryland Waste Disposal Authority, Baltimore, Resource Recovery Revenue Bonds, RESCO Retrofit Project, Series 1998, 4.750%, 1/01/12 (Alternative Minimum Tax)	No Opt. Call	BBB	501,370
8,715	Total Industrials			8,814,456
	Long-Term Care – 4.9%

2,285	Baltimore County, Maryland, Revenue Bonds, Oak Crest Village, Series 2007A, 5.000%, 1/01/37	1/17 at 100.00	BBB+	2,149,637

	Carroll County, Maryland, Revenue Refunding Bonds, EMA Obligated Group, Series 1999A:
500	5.500%, 1/01/19 – RAAI Insured	1/12 at 100.00	BB–	476,290
500	5.625%, 1/01/25 – RAAI Insured	1/12 at 100.00	BB–	445,680

950	Gaithersburg, Maryland, Economic Development Revenue Bonds, Asbury Methodist Homes Inc., Series 2009B, 6.000%, 1/01/23	1/20 at 100.00	N/R	996,408

2,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Charlestown Community Issue, Series 2010, 6.250%, 1/01/41	1/21 at 100.00	N/R	2,724,657

1,965	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Mercy Ridge Retirement Community, Series 2007, 4.750%, 7/01/34	7/17 at 100.00	A–	1,827,234
8,810	Total Long-Term Care			8,619,906

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General – 10.6%

$435	Anne Arundel County, Maryland, General Obligation Bonds, Series 2006, 5.000%, 3/01/21	3/16 at 100.00	AAA	$486,034

400	Anne Arundel County, Maryland, Water and Sewer Revenue Bonds, Series 2006, 5.000%, 3/01/17	3/16 at 100.00	AAA	463,172

400	Carroll County, Maryland, Consolidated Public Improvement Bonds, Series 2005A, 5.000%, 12/01/16	12/15 at 100.00	AA+	462,456

300	Charles County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2006, 5.000%, 3/01/16	No Opt. Call	Aa1	348,951

1,500	Frederick, Maryland, General Obligation Bonds, Series 2005, 5.000%, 8/01/16 – NPFG Insured	8/15 at 100.00	AA	1,711,890

9,000	Maryland, General Obligation Bonds, State and Local Facilities Loan, First Series 2001, 5.500%, 3/01/15	No Opt. Call	AAA	10,369,798

1,800	Montgomery County, Maryland, Consolidated General Obligation Public Improvement Bonds, Series 2005A, 5.000%, 7/01/15	No Opt. Call	AAA	2,065,680

2,500	Puerto Rico, General Obligation and Public Improvement Bonds, Series 2002A, 5.500%, 7/01/29 – FGIC Insured	No Opt. Call	Baa1	2,655,550
16,335	Total Tax Obligation/General			18,563,531
	Tax Obligation/Limited – 17.4%

300	Anne Arundel County, Maryland, Special Obligation Bonds, National Business Park – North Project, Series 2010, 6.100%, 7/01/40	7/18 at 102.00	N/R	301,272

115	Anne Arundel County, Maryland, Tax Increment Financing Revenue Bonds, Parole Town Center Project, Series 2002, 5.000%, 7/01/12	No Opt. Call	N/R	116,250

1,200	Baltimore, Maryland, Revenue Refunding Bonds, Convention Center, Series 1998, 5.000%, 9/01/19 – NPFG Insured	3/12 at 100.00	Baa1	1,203,528

200	Baltimore, Maryland, Special Obligation Bonds, North Locust Point Project, Series 2005, 5.500%, 9/01/34	9/15 at 101.00	N/R	187,654

	Frederick County, Maryland, Lake Linganore Village Community Development Special Obligation Bonds, Series 2001A:
300	5.600%, 7/01/20 – RAAI Insured	7/12 at 100.00	N/R	300,942
115	5.700%, 7/01/29 – RAAI Insured	7/12 at 100.00	N/R	110,913

	Fredrick County, Maryland, Special Obligation Bonds, Urbana Community Development Authority, Series 2010A:
1,850	5.000%, 7/01/30	7/20 at 100.00	A–	1,911,883
2,870	5.000%, 7/01/40	7/20 at 100.00	A–	2,925,047

670	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	696,298

450	Hyattsville, Maryland, Special Obligation Bonds, University Town Center Project, Series 2004, 5.750%, 7/01/34	7/14 at 102.00	N/R	420,363

1,750	Maryland Department of Transportation, Consolidated Transportation Revenue Bonds, Series 2002, 5.500%, 2/01/16	No Opt. Call	AAA	2,065,280

	Maryland Economic Development Corporation, Lease Revenue Bonds, Montgomery County Town Square Parking Garage, Series 2002A:
430	5.000%, 9/15/13	9/12 at 100.00	AA+	445,540
650	5.000%, 9/15/16	9/12 at 100.00	AA+	672,744

1,540	Maryland Stadium Authority, Lease Revenue Bonds, Montgomery County Conference Center Facilities, Series 2003, 5.000%, 6/15/22	6/13 at 100.00	AA+	1,625,593

500	Montgomery County, Maryland, Special Obligation Bonds, West Germantown Development District, Senior Series 2002A, 5.375%, 7/01/20 – RAAI Insured	7/12 at 101.00	A2	505,880

1,000	Prince George’s County, Maryland, Lease Revenue Bonds, Upper Marlboro Justice Center, Series 2003A, 5.000%, 6/30/14 – NPFG Insured	6/13 at 100.00	AA+	1,065,210

3,100	Prince George’s County, Maryland, Special Obligation Bonds, National Harbor Project, Series 2005, 5.200%, 7/01/34	7/15 at 100.00	N/R	2,849,055

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$7,030	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/43 – AMBAC Insured	No Opt. Call	BBB+		$788,204

1,000	Puerto Rico Municipal Finance Agency, Series 2002A, 5.250%, 8/01/21 – AGM Insured	8/12 at 100.00	AA–		1,008,230

1,500	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A, 6.000%, 8/01/42	8/19 at 100.00	A+		1,621,740

1,400	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010A, 5.375%, 8/01/39	2/20 at 100.00	A+		1,443,750

4,310	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2010C, 5.250%, 8/01/41	8/20 at 100.00	A+		4,401,458

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
7,500	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2		1,168,650
450	5.250%, 8/01/57	8/17 at 100.00	Aa2		459,000

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–		1,091,220

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+		1,000,140
42,230	Total Tax Obligation/Limited				30,385,844
	Transportation – 0.7%

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3		1,069,240

500	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	6/12 at 100.00	D		95,125
1,500	Total Transportation				1,164,365
	U.S. Guaranteed – 7.2% (4)

865	Baltimore, Maryland, Revenue Refunding Bonds, Water Projects, Series 1998A, 5.000%, 7/01/28 – FGIC Insured (ETM)	No Opt. Call	AA	(4)	1,021,184

1,250	Frederick County, Maryland, General Obligation Public Facilities Bonds, Series 2002, 5.000%, 11/01/21 (Pre-refunded 11/01/12)	11/12 at 101.00	Aaa		1,317,063

420	Gaithersburg, Maryland, Nursing Home Revenue Refunding Bonds, Shady Grove Adventist Nursing and Rehabilitation Center, Series 1992, 6.500%, 9/01/12 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	438,619

1,610	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, Helix Health, Series 1997, 5.000%, 7/01/27 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	1,931,549

525	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, LifeBridge Health System, Series 2004A, 5.125%, 7/01/34 (Pre-refunded 7/01/14)	7/14 at 100.00	A2	(4)	583,359

500	Maryland Health and Higher Educational Facilities Authority, Revenue Bonds, University of Maryland Medical System, Series 2002, 6.000%, 7/01/22 (Pre-refunded 7/01/12)	7/12 at 100.00	A	(4)	516,870

940	Maryland Transportation Authority, Revenue Refunding Bonds, Transportation Facilities Projects, First Series 1978, 6.800%, 7/01/16 (ETM)	No Opt. Call	AAA		1,083,632

1,470	Montgomery County, Maryland, Lease Revenue Bonds, Metrorail Garage, Series 2002, 5.000%, 6/01/21 (Pre-refunded 6/01/12)	6/12 at 100.00	AA	(4)	1,505,442

2,000	Prince George’s County, Maryland, General Obligation Consolidated Public Improvement Bonds, Series 2003A, 5.000%, 10/01/18 (Pre-refunded 10/01/13)	10/13 at 100.00	AAA		2,168,320

1,495	Puerto Rico Public Finance Corporation, Commonwealth Appropriation Bonds, Series 2002E, 5.500%, 8/01/29 (Pre-refunded 2/01/12)	2/12 at 100.00	Aaa		1,508,470

500	Washington Suburban Sanitary District, Montgomery and Prince George’s Counties, Maryland, Sewerage Disposal Bonds, Series 2005, 5.000%, 6/01/16 (Pre-refunded 6/01/15)	6/15 at 100.00	AAA		571,370
11,575	Total U.S. Guaranteed				12,645,878

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Maryland Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Utilities – 2.3%

$2,500	Maryland Economic Development Corporation, Pollution Control Revenue Bonds, Potomac Electric Power Company, Series 2006, 6.200%, 9/01/22	No Opt. Call	A	$2,959,675

1,060	Maryland Energy Financing Administration, Revenue Bonds, AES Warrior Run Project, Series 1995, 7.400%, 9/01/19 (Alternative Minimum Tax)	3/12 at 100.00	N/R	1,066,572
3,560	Total Utilities			4,026,247
	Water and Sewer – 2.6%

	Baltimore, Maryland, Revenue Bonds, Water Projects, Series 2009A:
500	5.375%, 7/01/34	7/19 at 100.00	AA–	542,370
1,020	5.750%, 7/01/39	7/19 at 100.00	AA–	1,138,952

855	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2006C, 5.000%, 7/01/31 – AMBAC Insured	7/16 at 100.00	AA	893,569

1,000	Baltimore, Maryland, Wastewater Project Revenue Bonds, Series 2007D, 5.000%, 7/01/25 – AGM Insured	7/17 at 100.00	AA	1,096,200

760	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	788,568
4,135	Total Water and Sewer			4,459,659
$177,660	Total Investments (cost $164,195,722) – 96.2%			168,479,397
	Other Assets Less Liabilities – 3.8%			6,660,425
	Net Assets – 100%			$175,139,822

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

30	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 0.0%

$65	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Procter & Gamble Paper Project, Series 2001, 5.375%, 3/01/31 (Alternative Minimum Tax)	No Opt. Call	AA–	$72,313
	Education and Civic Organizations – 13.2%

975	Allegheny County Higher Education Building Authority, Pennsylvania, College Revenue Refunding Bonds, Robert Morris College, Series 1998A, 5.500%, 5/01/15	No Opt. Call	Baa3	1,034,075

2,500	Allegheny County Higher Education Building Authority, Pennsylvania, University Revenue Bonds, Robert Morris University, Series 2008A, 5.900%, 10/15/28	10/18 at 100.00	Baa3	2,554,975

1,445	Chester County Industrial Development Authority, Pennsylvania, Avon Grove Charter School Revenue Bonds, Series 2007A, 6.375%, 12/15/37	12/17 at 100.00	BB+	1,289,374

1,000	Cumberland County, Pennsylvania, Municipal Authority College Revenue Bonds, Dickinson College, Series 2009H-H1, 5.000%, 11/01/39	11/19 at 100.00	A+	1,042,780

920	Delaware County Authority, Pennsylvania, General Revenue Bonds, Eastern Univsersity, Series 2006, 4.500%, 10/01/27 – RAAI Insured	10/16 at 100.00	N/R	787,704

415	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.250%, 10/01/38	10/18 at 100.00	BBB	427,500

1,250	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010, 5.250%, 10/01/31	10/20 at 100.00	BBB	1,270,675

	Delaware County Authority, Pennsylvania, Revenue Bonds, Villanova University, Series 2006:
800	5.000%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A+	860,096
330	5.000%, 8/01/24 – AMBAC Insured	8/16 at 100.00	A+	352,077

1,000	Delaware County Authority, Pennsylvania, Revenue Refunding Bonds, Villanova University, Series 2003, 5.250%, 8/01/20 – FGIC Insured	8/13 at 100.00	A1	1,056,750

375	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Gannon University, Series 2007-GG3, 5.000%, 5/01/32 – RAAI Insured	5/17 at 100.00	N/R	342,701

1,280	Erie Higher Education Building Authority, Pennsylvania, College Revenue Bonds, Mercyhurst College Project, Series 2008, 5.500%, 3/15/38	9/18 at 100.00	BBB	1,295,424

2,000	Indiana County Industrial Development Authority, Pennsylvania, Revenue Bonds, Student Cooperative Association Inc./Indiana University of Pennsylvania – Student Union Project, Series 2004, 5.000%, 11/01/24 – AMBAC Insured	11/14 at 100.00	N/R	1,873,120

1,500	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2006, 5.000%, 4/01/36 – RAAI Insured	4/16 at 100.00	BBB+	1,411,425

	Montgomery County Higher Education and Health Authority, Pennsylvania, Revenue Bonds, Arcadia University, Series 2010:
330	5.250%, 4/01/30	4/20 at 100.00	BBB+	333,191
220	5.625%, 4/01/40	4/20 at 100.00	BBB+	225,718

2,500	Montgomery County Industrial Development Authority, Pennsylvania, Revenue Bonds, Hill School, Series 2005, 5.000%, 8/15/26 – NPFG Insured	8/15 at 100.00	A1	2,624,350

165	New Wilmington, Pennsylvania, Revenue, Westminster College, Series 2007G, 5.125%, 5/01/33 – RAAI Insured	5/17 at 100.00	N/R	157,461

3,090	Pennsylvania Higher Educational Facilities Authority, General Revenue Bonds, State System of Higher Education, Series 2008AH, 5.000%, 6/15/33	6/18 at 100.00	Aa2	3,252,627

715	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Allegheny College, Series 2006, 4.750%, 5/01/31	5/16 at 100.00	A–	719,648

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Drexel University, Series 2007A, 5.000%, 5/01/37 – NPFG Insured	11/17 at 100.00	A	1,027,000

1,205	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Gwynedd Mercy College, Series 2007 GG5, 5.000%, 5/01/27 – RAAI Insured	5/17 at 100.00	BBB–	1,195,360

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Education and Civic Organizations (continued)

$1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, LaSalle University, Series 2003, 5.250%, 5/01/23	5/13 at 100.00	BBB	$1,017,530

1,700	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Temple University, First Series of 2006, 5.000%, 4/01/21 – NPFG Insured	4/16 at 100.00	Aa3	1,858,916

1,000	Pennsylvania HIgher Educational Facilities Authority, Revenue Bonds, Thomas Jefferson University, Series 2010, 5.000%, 3/01/40	3/20 at 100.00	AA–	1,036,530

1,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania, Series 2005C, 5.000%, 7/15/38	7/15 at 100.00	AA+	1,031,850

1,250	Pennsylvania Higher Educational Facilities Authority, University of the Sciences in Philadelphia Revenue Bonds, Series 2005, 4.750%, 11/01/33 – SYNCORA GTY Insured	5/15 at 100.00	A3	1,262,325

1,000	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Global Leadership Academy Project, Series 2010, 6.375%, 11/15/40	11/20 at 100.00	BBB–	937,500

500	Union County, Higher Education Facilities Financing Authority, Pennsylvania, Revenue Bonds, Bucknell University, Series 2002A, 5.250%, 4/01/22	4/13 at 100.00	Aa2	525,620

800	Wilkes-Barre Finance Authority, Pennsylvania, Revenue Bonds, University of Scranton, Series 2010, 5.000%, 11/01/40	11/20 at 100.00	A	821,104
33,265	Total Education and Civic Organizations			33,625,406
	Health Care – 19.3%

3,980	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, Ohio Valley General Hospital, Series 2005A, 5.125%, 4/01/35	4/15 at 100.00	Ba2	2,994,751

5,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2006, 5.000%, 11/01/35 – CIFG Insured	5/16 at 100.00	Aa3	5,030,300

2,000	Erie County Hospital Authority, Pennsylvania, Revenue Bonds, Hamot Health Foundation, Series 2007, 5.000%, 11/01/37 – CIFG Insured	11/17 at 100.00	Aa3	2,013,660

2,160	Franklin County Industrial Development Authority, Pennsylvania, Revenue Bonds, Chambersburg Hospital Project, Series 2010, 5.375%, 7/01/42 (WI/DD, Settling 12/01/11)	7/20 at 100.00	A+	2,170,217

4,000	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Lehigh Valley Health Network, Series 2003A, 5.250%, 7/01/32	7/13 at 101.00	A+	4,067,040

750	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2004A, 5.500%, 11/01/24	11/14 at 100.00	A	764,378

2,820	Lehigh County General Purpose Authority, Pennsylvania, Revenue Bonds, Good Shepherd Group, Series 2007, 5.000%, 11/01/37 – AGC Insured	11/17 at 100.00	AA–	2,878,487

	Lycoming County Athority, Pennsylvania, Health System Revenue Bonds, Susquehanna Health System Project, Series 2009:
1,500	5.500%, 7/01/28	7/19 at 100.00	BBB+	1,514,265
1,110	5.750%, 7/01/39	7/19 at 100.00	BBB+	1,115,006

840	Monroe County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pocono Medical Center, Series 2007, 5.125%, 1/01/37	1/17 at 100.00	A–	817,984

990	Montgomery County Higher Education and Health Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009E, 6.250%, 11/15/34	5/19 at 100.00	A	1,080,704

445	Montgomery County Industrial Development Authority, Pennsylvania, FHA Insured Mortgage Revenue Bonds, New Regional Medical Center Project, Series 2010, 5.375%, 8/01/38	8/20 at 100.00	AA	460,548

5,750	Northampton County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, Saint Lukes Hospital Project, Series 2008A, 5.500%, 8/15/35	8/18 at 100.00	A3	5,738,155

5,000	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, University of Pennsylvania Health Services, Series 2005B, 5.000%, 8/15/16 – FGIC Insured	8/15 at 100.00	AA–	5,615,150

2,085	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Health System Revenue Bonds, Jefferson Health System, Series 2010B, 5.000%, 5/15/40	5/20 at 100.00	AA	2,123,093

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$230	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Children’s Hospital of Philadelphia, Tender Option Bond Trust 3975, 13.530%, 7/01/19 (IF)	No Opt. Call	AA	$246,049

2,850	Philadelphia Hospitals and Higher Education Facilities Authority, Pennsylvania, Hospital Revenue Bonds, Temple University Hospital, Series 1993A, 6.625%, 11/15/23	5/12 at 100.00	BBB–	2,849,772

	Pottsville Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Pottsville Hospital and Warne Clinic, Series 1998:
50	5.500%, 7/01/18	1/12 at 100.00	N/R	47,046
1,000	5.625%, 7/01/24	1/12 at 100.00	N/R	855,590

1,612	South Fork Municipal Authority, Pennsylvania, Hospital Revenue Bonds, Conemaugh Valley Memorial Hospital,, 5.500%, 7/01/29	7/20 at 100.00	Baa1	1,615,740

	Southcentral Pennsylvania General Authority, Revenue Bonds, Hanover Hospital Inc., Series 2005:
430	5.000%, 12/01/27 – RAAI Insured	12/15 at 100.00	BBB–	390,066
300	5.000%, 12/01/29 – RAAI Insured	12/15 at 100.00	BBB–	267,702
1,000	5.000%, 12/01/30 – RAAI Insured	12/15 at 100.00	BBB–	883,910

1,135	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2009D, 6.250%, 11/15/34	5/19 at 100.00	A	1,237,502

1,225	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2010A, 5.000%, 11/15/40	11/20 at 100.00	A	1,214,784

530	West Shore Area Authority, Cumberland County, Pennsylvania, Hospital Revenue Bonds, Holy Spirit Hospital of the Sisters of Christian Charity, Series 2011B, 5.750%, 1/01/41	1/22 at 100.00	BBB+	528,113

425	Westmoreland County Industrial Development Authority, Pennsylvania, Health System Revenue Bonds, Excela Health Project, Series 2010A, 5.125%, 7/01/30	7/20 at 100.00	A3	425,565
49,217	Total Health Care			48,945,577
	Housing/Multifamily – 1.8%

155	Delaware County Industrial Development Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Darby Townhouses Project, Series 2002A, 4.850%, 4/01/12 (Alternative Minimum Tax)	No Opt. Call	AA+	156,561

650	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Edinboro University Foundation Student Housing Project, Series 2010, 6.000%, 7/01/43	No Opt. Call	BBB–	649,961

1,565	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Series 2007A, 5.000%, 7/01/39 – SYNCORA GTY Insured	7/17 at 100.00	BBB+	1,470,333

1,800	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, Slippery Rock University Foundation Inc., Student Housing Project, Series 2005A, 5.000%, 7/01/37 – SYNCORA GTY Insured	7/15 at 100.00	BBB+	1,700,694

240	Philadelphia Authority for Industrial Development, Pennsylvania, Multifamily Housing Revenue Bonds, Presbyterian Homes Germantown – Morrisville Project, Series 2005A, 5.625%, 7/01/35	5/15 at 102.00	Baa3	214,030

330	Philadelphia Redevelopment Authority, Pennsylvania, Multifamily Housing Revenue Bonds, Pavilion Apartments, Series 2003A, 4.250%, 10/01/16 (Alternative Minimum Tax)	10/13 at 100.00	A	331,762
4,740	Total Housing/Multifamily			4,523,341
	Housing/Single Family – 2.4%

1,935	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 1995A, 4.900%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,936,548

915	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-93A, 4.950%, 10/01/26 (Alternative Minimum Tax)	4/15 at 100.00	AA+	921,506

1,395	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2006-94A, 5.150%, 10/01/37 (Alternative Minimum Tax)	10/15 at 100.00	AA+	1,401,877

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Single Family (continued)

$1,315	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-97A, 4.600%, 10/01/27 (Alternative Minimum Tax)	10/16 at 100.00	AA+	$1,311,844

340	Pennsylvania Housing Finance Agency, Single Family Mortgage Revenue Bonds, Series 2007-98A, 4.850%, 10/01/31 (Alternative Minimum Tax)	10/16 at 100.00	AA+	338,905

135	Pittsburgh Urban Redevelopment Authority, Pennsylvania, Mortgage Revenue Bonds, Series 1997A, 6.200%, 10/01/21 (Alternative Minimum Tax)	4/12 at 100.00	Aa1	135,221
6,035	Total Housing/Single Family			6,045,901
	Industrials – 0.4%

1,000	Pennsylvania Industrial Development Authority, Economic Development Revenue Bonds, Series 2002, 5.500%, 7/01/19 – AMBAC Insured	7/12 at 101.00	A1	1,031,480
	Long-Term Care – 4.1%

	Bucks County Industrial Development Authority, Pennsylvania, Revenue Bonds, Lutheran Community at Telford Center, Series 2007:
530	5.750%, 1/01/27	1/17 at 100.00	N/R	463,697
840	5.750%, 1/01/37	1/17 at 100.00	N/R	680,467

	Cumberland County Municipal Authority, Pennsylvania, Revenue Bonds, Diakon Lutheran Social Ministries, Series 2007:
1,000	5.000%, 1/01/27	1/17 at 100.00	N/R	962,030
275	5.000%, 1/01/36	1/17 at 100.00	N/R	248,936

510	Lancaster County Hospital Authority, Pennsylvania, Health Center Revenue Bonds, Masonic Homes Project, Series 2006, 5.000%, 11/01/36	11/16 at 100.00	A	504,604

630	Lancaster County Hospital Authority, Pennsylvania, Revenue Bonds, Brethren Village Project, Series 2008A, 6.375%, 7/01/30	7/17 at 100.00	N/R	631,474

2,320	Lebanon County Health Facilities Authority, Pennsylvania, Health Center Revenue Bonds, Pleasant View Retirement Community, Series 2005A, 5.300%, 12/15/26	12/14 at 100.00	N/R	2,134,191

1,000	Montgomery County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, ACTS Inc, Series 1998, 5.250%, 11/15/28	11/23 at 100.00	BBB+	962,500

2,310	Pennsylvania Economic Development Financing Authority, Revenue Bonds, Northwestern Human Services Inc., Series 1998A, 5.250%, 6/01/14	12/11 at 100.00	BB	2,285,006

1,580	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Philadelphia Corporation for the Aging Project, Series 2001B, 5.250%, 7/01/23 – AMBAC Insured	7/13 at 100.00	Baa1	1,596,685
10,995	Total Long-Term Care			10,469,590
	Materials – 0.2%

560	Bradford County Industrial Development Authority, Pennsylvania, Solid Waste Disposal Revenue Bonds, International Paper Company, Series 2005B, 5.200%, 12/01/19 (Alternative Minimum Tax)	12/15 at 100.00	BBB	571,150
	Tax Obligation/General – 21.2%

1,225	Bentworth School District, Washington County, Pennsylvania, General Obligation Bonds, Series 2006B, 5.000%, 3/15/25 – AGM Insured	3/16 at 100.00	AA–	1,301,440

1,000	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 5.100%, 8/01/33	8/19 at 100.00	Aa2	1,101,180

5,250	Butler Area School District, Butler County, Pennsylvania, General Obligation Bonds, Series 2008, 5.250%, 10/01/25	10/18 at 100.00	A+	5,735,625

420	Centre County, Pennsylvania, General Obligation Bonds, Series 2003, 5.250%, 7/01/17 – NPFG Insured	7/13 at 100.00	Aa2	447,497

3,125	Chichester School District, Delaware County, Pennsylvania, General Obligation Bonds, Series 1999, 0.000%, 3/01/26 – FGIC Insured	No Opt. Call	AA	1,800,781

950	Delaware Valley Regional Finance Authority, Pennsylvania, Local Government Revenue Bonds, Series 2002, 5.750%, 7/01/17	No Opt. Call	A+	1,078,193

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/General (continued)

$1,635	Girard School District, Erie County, Pennsylvania, General Obligation Bonds, Series 1999B, 0.000%, 11/15/28 – FGIC Insured	No Opt. Call	BBB	$595,532

500	Luzerne County, Pennsylvania, General Obligation Bonds, Series 2008B, 5.000%, 12/15/27 – AGM Insured	6/18 at 100.00	AA–	491,065

4,875	McKeesport Area School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1997D, 0.000%, 10/01/24 – NPFG Insured	No Opt. Call	BBB	2,579,753

2,195	Montour School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1993B, 0.000%, 1/01/14 – NPFG Insured	No Opt. Call	BBB	2,084,350

1,500	Owen J. Roberts School District, Pennsylvania, General Obligation Bonds, Series 2008, 5.000%, 11/15/37	5/18 at 100.00	Aa2	1,545,420

2,000	Oxford Area School District, Chester County, Pennsylvania, General Obligation Bonds, Series 2007D, 5.375%, 2/01/27 – FGIC Insured	8/15 at 100.00	AA–	2,129,760

1,075	Palmyra Area School District, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/20 – SYNCORA GTY Insured	6/14 at 100.00	Aa3	1,133,222

5,000	Pennsylvania State Public School Building Authority, Lease Revenue Bonds, Philadelphia School District Project, Series 2006A, 5.000%, 6/01/31 – AGM Insured	12/16 at 100.00	Aa2	5,132,250

3,565	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2007A, 5.000%, 6/01/34 – FGIC Insured	No Opt. Call	Aa2	3,888,952

3,000	Philadelphia School District, Pennsylvania, General Obligation Bonds, Series 2008E, 6.000%, 9/01/38	9/18 at 100.00	Aa1	3,251,130

2,585	Pine-Richland School District, Pennsylvania, General Obligation Bonds, School Improvement Series 2005, 5.000%, 7/15/35 – AGM Insured	7/15 at 100.00	AA–	2,633,288

1,575	Pittsburgh, Pennsylvania, General Obligation Bonds, Series 2006B, 5.250%, 9/01/16 – AGM Insured	No Opt. Call	AA–	1,781,561

2,500	Reading, Berks County, Pennsylvania, General Obligation Bonds, Series 2009, 5.000%, 11/01/29 – AGM Insured	11/19 at 100.00	Aa3	2,606,950

2,000	Reading, Pennsylvania, General Obligation Bonds, Series 2008, 6.000%, 11/01/28 – AGM Insured	11/18 at 100.00	Aa3	2,224,940

380	Scranton Parking Authority, Pennsylvania, Guaranteed Parking Revenue Bonds, Series 2004, 5.000%, 9/15/33 – FGIC Insured	9/13 at 100.00	BBB	371,340

6,775	Southmoreland School District, Westmoreland County, Pennsylvania, General Obligation Bonds, Series 2005, 5.000%, 4/01/25 – NPFG Insured	4/15 at 100.00	A	7,077,903

2,900	York County, Pennsylvania, General Obligation Bonds, Series 2006, 5.000%, 6/01/33 – NPFG Insured	12/15 at 100.00	AA	2,987,348
56,030	Total Tax Obligation/General			53,979,480
	Tax Obligation/Limited – 8.9%

1,500	Erie County Convention Center Authority, Pennsylvania, Convention Center Revenue Bonds, Series 2005, 5.000%, 1/15/36 – FGIC Insured	1/15 at 100.00	AA–	1,523,085

935	Government of Guam, Business Privilege Tax Bonds, Series 2011A, 5.250%, 1/01/36 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	971,699

1,000	Harrisburg Parking Authority, Pennsylvania, Guaranteed Revenue Refunding Bonds, Series 2001J, 5.000%, 9/01/22 – NPFG Insured	3/12 at 100.00	Baa1	880,890

3,000	Luzerne County Industrial Development Authority, Pennsylvania, Guaranteed Lease Revenue Bonds, Series 2009, 7.750%, 12/15/27	12/19 at 100.00	N/R	3,003,030

2,500	Pennsylvania Turnpike Commission, Oil Franchise Tax Senior Lien Revenue Bonds, Series 2003A, 5.000%, 12/01/32 – NPFG Insured	12/18 at 100.00	AA	2,605,625

1,300	Pennsylvania Turnpike Commission, Registration Fee Revenue Bonds, Series 2005A, 5.250%, 7/15/18 – AGM Insured	No Opt. Call	AA–	1,557,608

1,300	Philadelphia Municipal Authority, Pennsylvania, Lease Revenue Bonds, Series 2003B, 5.250%, 11/15/17 – AGM Insured	11/13 at 100.00	AA–	1,370,200

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tax Obligation/Limited (continued)

$1,250	Philadelphia Municipal Authority, Philadelphia, Pennsylvania, Lease Revenue Bonds, Series 2009, 6.500%, 4/01/34	No Opt. Call	A2		$1,332,263

1,000	Philadelphia Redevelopment Authority, Pennsylvania, Revenue Bonds, Philadelphia Neighborhood Transformation Initiative, Series 2002A, 5.500%, 4/15/22 – FGIC Insured	4/12 at 100.00	A2		1,011,090

2,420	Pittsburgh and Allegheny County Sports and Exhibition Authority, Pennsylvania, Sales Tax Revenue Bonds, Refunding Series 2010, 5.000%, 2/01/31 – AGM Insured	8/20 at 100.00	AA–		2,533,353

5,000	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N, 5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1		4,996,550

450	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A, 5.250%, 8/01/57	8/17 at 100.00	Aa2		459,000

360	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A3		394,654
22,015	Total Tax Obligation/Limited				22,639,047
	Transportation – 8.3%

2,480	Delaware River Port Authority, New Jersey and Pennsylvania, Revenue Bonds, Series 2010E, 5.000%, 1/01/40	1/20 at 100.00	A–		2,547,109

3,500	Pennsylvania Turnpike Commission, Motor License Fund-Enhanced Subordinate Special Revenue Bonds, Series 2010A, 0.000%, 12/01/34	12/20 at 100.00	AA		2,871,645

4,300	Pennsylvania Turnpike Commission, Turnpike Revenue Bonds, Capital Appreciation Series 2009E, 0.000%, 12/01/38	12/27 at 100.00	A–		3,427,745

2,000	Pennsylvania Turnpike Commission, Turnpike Subordinate Revenue Bonds, Series 2009C, 0.000%, 6/01/33 – AGM Insured	6/26 at 100.00	AA–		1,699,680

1,900	Pittsburgh Public Parking Authority, Pennsylvania, Parking Revenue Bonds, Series 2005B, 5.000%, 12/01/23 – FGIC Insured	12/15 at 100.00	BBB		1,952,649

4,535	Pittsburgh Public Parking Authority, Pennsylvania, Parking System Revenue Refunding Bonds, Series 2002, 5.000%, 12/01/11 – AMBAC Insured	No Opt. Call	N/R		4,535,454

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2003B, 5.000%, 1/01/33 – AMBAC Insured	1/13 at 100.00	Baa3		1,794,340

2,000	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Series 2008A, 6.500%, 1/01/38 (Alternative Minimum Tax)	1/18 at 100.00	Baa3		1,938,160

350	Susquehanna Area Regional Airport Authority, Pennsylvania, Airport System Revenue Bonds, Subordinate Lien Series 2003D, 5.375%, 1/01/18	1/13 at 100.00	Ba1		323,012
23,065	Total Transportation				21,089,794
	U.S. Guaranteed – 5.9% (4)

1,550	Allegheny County Hospital Development Authority, Pennsylvania, Hospital Revenue Bonds, Allegheny Valley Hospital – Sublessee, Series 1982Q, 7.000%, 8/01/15 (ETM)	No Opt. Call	AA+	(4)	1,828,365

4,500	Allegheny County Industrial Development Authority, Pennsylvania, Revenue Bonds, Guaranteed County Building Project, Series 2002A, 5.000%, 11/01/29 (Pre-refunded 11/01/12) – NPFG Insured	11/12 at 100.00	A+	(4)	4,695,975

85	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	94,876

2,320	Deer Lakes School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 1995, 6.350%, 1/15/14 – NPFG Insured (ETM)	1/12 at 100.00	BBB	(4)	2,448,505

1,320	Delaware County Authority, Pennsylvania, Health Facilities Revenue Bonds, Mercy Health Corporation of Southeastern Pennsylvania Obligation Group, Series 1996, 6.000%, 12/15/26 (ETM)	12/11 at 100.00	Aaa		1,528,639

900	Lehigh County General Purpose Authority, Pennsylvania, Hospital Revenue Bonds, St. Luke’s Hospital of Bethlehem, Series 2003, 5.375%, 8/15/33 (Pre-refunded 8/15/13)	8/13 at 100.00	AA+	(4)	975,357

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (continued)

	Philadelphia Authority for Industrial Development, Pennsylvania, Revenue Bonds, Franklin Towne Charter High School, Series 2006A:
$245	5.250%, 1/01/27 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	$289,365
440	5.375%, 1/01/32 (Pre-refunded 1/01/17)	1/17 at 100.00	N/R	(4)	522,355

785	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Twelfth Series 1990B, 7.000%, 5/15/20 – NPFG Insured (ETM)	No Opt. Call	BBB	(4)	979,484

640	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/20 – NPFG Insured	No Opt. Call	A3		814,746

260	St. Mary Hospital Authority, Pennsylvania, Health System Revenue Bonds, Catholic Health East, Series 2004B, 5.375%, 11/15/34 (Pre-refunded 11/15/14)	11/14 at 100.00	A2	(4)	293,319

435	West View Borough Municipal Authority, Allegheny County, Pennsylvania, Special Obligation Bonds, Series 1985A, 9.500%, 11/15/14 (ETM)	No Opt. Call	Aaa		512,230
13,480	Total U.S. Guaranteed				14,983,216
	Utilities – 3.4%

1,875	Allegheny County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Refunding Bonds, Duquesne Light Company, Series 1999A, 4.350%, 12/01/13 – AMBAC Insured	No Opt. Call	BBB+		1,960,106

3,010	Delaware County Industrial Development Authority, Pennsylvania, Resource Recovery Revenue Refunding Bonds, Series 1997A, 6.200%, 7/01/19	1/12 at 100.00	Ba1		3,006,569

1,345	Lehigh County Industrial Development Authority, Pennsylvania, Pollution Control Revenue Bonds, Pennsylvania Power and Light Company, Series 2005, 4.750%, 2/15/27 – FGIC Insured	2/15 at 100.00	A–		1,352,263

1,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Refunding Bonds, Exelon Generation Company, LLC Project, Series 2009A, 5.000%, 12/01/42 (Mandatory put 6/01/12)	No Opt. Call	A3		1,020,560

315	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Fifth Series 2004A-1, 5.000%, 9/01/26 – AGM Insured	9/14 at 100.00	AA–		321,426

1,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, General Ordinance, Seventeenth Series 2003, 5.375%, 7/01/19 – AGM Insured	7/13 at 100.00	AA–		1,046,090
8,545	Total Utilities				8,707,014
	Water and Sewer – 10.4%

1,000	Allegheny County Sanitary Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2005A, 5.000%, 12/01/21 – NPFG Insured	12/15 at 100.00	A1		1,094,580

180	Bucks County Water and Sewerage Authority, Pennsylvania, Sewerage System Revenue Bonds, Neshaminy Interceptor Project, Series 2004, 5.250%, 6/01/14 – AGM Insured	No Opt. Call	AA–		199,226

5,000	Delaware County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Philadelphia Water Company, Series 2001, 5.350%, 10/01/31 – AMBAC Insured (Alternative Minimum Tax)	10/12 at 100.00	AA–		5,033,150

3,000	Erie Water Authority, Pennsylvania, Water Revenue Bonds, Series 2008, 5.000%, 12/01/43 – AGM Insured	12/18 at 100.00	AA–		3,073,860

1,930	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2004, 5.000%, 7/15/22 – AGM Insured	7/14 at 100.00	AA–		1,894,044

2,960	Harrisburg Authority, Dauphin County, Pennsylvania, Water Revenue Refunding Bonds, Series 2008, 5.250%, 7/15/31	7/18 at 100.00	N/R		2,387,299

3,000	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–		3,030,600

900	Pennsylvania Economic Development Financing Authority, Sewage Sludge Disposal Revenue Bonds, Philadelphia Biosolids Facility Project, Series 2009, 6.250%, 1/01/32	1/20 at 100.00	Baa3		948,330

2,000	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Refunding Series 2010A, 5.000%, 8/01/30 – AGM Insured	8/20 at 100.00	AA–		2,132,360

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Pennsylvania Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer (continued)

$1,250	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2009A, 5.250%, 1/01/32	1/19 at 100.00	A1	$1,309,000

940	Philadelphia, Pennsylvania, Water and Wastewater Revenue Bonds, Series 2011A, 5.000%, 1/01/41	1/21 at 100.00	A1	963,068

1,140	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,182,853

3,000	Unity Township Municipal Authority, Pennsylvania, Sewerage Revenue Bonds, Series 2004, 5.000%, 12/01/34 – AGM Insured	12/14 at 100.00	AA–	3,051,390
26,300	Total Water and Sewer			26,299,760
$255,312	Total Investments (cost $244,408,199) – 99.5%			252,983,069
	Other Assets Less Liabilities – 0.5%			1,237,394
	Net Assets – 100%			$254,220,463

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

(IF)	Inverse floating rate investment.

See accompanying notes to financial statements.

38	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Consumer Staples – 3.3%

	Guam Economic Development & Commerce Authority, Tobacco Settlement Asset-Backed Bonds, Series 2007A:
$475	5.250%, 6/01/32	6/17 at 100.00	N/R	$435,124
600	5.625%, 6/01/47	6/17 at 100.00	N/R	491,394

19,220	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset Backed Bonds, Series 2007B1, 5.000%, 6/01/47	6/17 at 100.00	BB–	11,852,202
20,295	Total Consumer Staples			12,778,720
	Education and Civic Organizations – 6.2%

3,000	District of Columbia, Revenue Bonds, National Public Radio, Series 2010A, 5.000%, 4/01/43	4/15 at 100.00	AA–	3,034,230

1,000	Lexington Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, VMI Dvelopment Board Project, Series 2006C, 5.000%, 12/01/36	6/19 at 100.00	Aa2	1,067,270

2,590	Montgomery County Economic Development Authority, Virginia, Revenue Bonds, Virginia Tech Foundation, Refunding Series 2010A, 5.000%, 6/01/35	6/20 at 100.00	Aa2	2,760,707

	Prince William County Industrial Development Authority, Virginia, Educational Facilities Revenue Bonds, Catholic Diocese of Arlington, Series 2003:
300	4.375%, 10/01/13	No Opt. Call	A2	308,334
1,135	5.500%, 10/01/33	10/13 at 101.00	A2	1,157,405

1,570	Prince William County Industrial Development Authority, Virginia, Student Housing Revenue Bonds, George Mason University Foundation Prince William Housing LLC Project, Series 2011A, 5.125%, 9/01/41	9/21 at 100.00	A	1,604,948

300	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Bonds, University of the Sacred Heart, Series 2001, 5.250%, 9/01/31	3/12 at 100.00	BBB	297,426

745	Puerto Rico Industrial, Tourist, Educational, Medical and Environmental Control Facilities Financing Authority, Higher Education Revenue Refunding Bonds, Ana G. Mendez University System, Series 2002, 5.375%, 12/01/21	12/12 at 101.00	BBB–	748,293

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2005, 5.000%, 6/01/37	6/15 at 100.00	AAA	4,642,020

4,500	The Rector and Visitors of the University of Virginia, General Revenue Bonds, Series 2008, 5.000%, 6/01/40	6/18 at 100.00	AAA	4,834,035

1,500	Virginia College Building Authority, Educational Facilities Revenue Bonds, Washington and Lee University, Series 1998, 5.250%, 1/01/31 – NPFG Insured	No Opt. Call	AA	1,782,420

1,250	Virginia College Building Authority, Educational Facilities Revenue Refunding Bonds, Marymount University, Series 1998, 5.125%, 7/01/28 – RAAI Insured	1/12 at 100.00	N/R	1,236,875

500	Virginia Small Business Finance Authority, Educational Facilities Revenue Bonds, Roanoke College, Series 2011, 5.750%, 4/01/41	4/20 at 100.00	A–	525,795
22,890	Total Education and Civic Organizations			23,999,758
	Energy – 0.3%

500	Virgin Islands Public Finance Authority, Revenue Bonds, Refinery Project Hovensa LLC, Series 2007, 4.700%, 7/01/22 (Alternative Minimum Tax)	1/15 at 100.00	Ba2	404,135

1,000	Virgin Islands Public Finance Authority, Senior Secured Lien Revenue Bonds, Refinery Project – Hovensa LLC, Series 2004, 5.875%, 7/01/22	7/14 at 100.00	Ba2	900,530
1,500	Total Energy			1,304,665
	Health Care – 16.7%

1,525	Albemarle County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Martha Jefferson Hospital, Series 2002, 5.250%, 10/01/35	10/12 at 100.00	A3	1,529,148

	Charlotte County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Halifax Regional Hospital Incorporated, Series 2007:
1,100	5.000%, 9/01/27	9/17 at 100.00	A–	1,104,004
4,250	5.000%, 9/01/37	9/17 at 100.00	A–	4,109,283

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Health Care (continued)

$2,140	Chesterfield County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health, Series 2010C-2, 5.000%, 11/01/42 – AGC Insured	11/20 at 100.00	AA–	$2,174,561

3,000	Fairfax County Industrial Development Authority, Virginia, Healthcare Revenue Bonds, Inova Health System, Series 2009C, 5.000%, 5/15/25	5/19 at 100.00	AA+	3,275,610

400	Fairfax County Industrial Development Authority, Virginia, Hospital Revenue Refunding Bonds, Inova Health System, Series 1993A, 5.000%, 8/15/23	No Opt. Call	AA+	459,076

2,500	Fredericksburg Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2007, 5.250%, 6/15/21	No Opt. Call	Baa1	2,798,650

1,375	Fredericksburg Industrial Development Authority, Virginia, Revenue Bonds, MediCorp Health System, Series 2002B, 5.125%, 6/15/33	6/12 at 100.00	Baa1	1,376,925

2,925	Hanover County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Memorial Regional Medical Center, Series 1995, 6.375%, 8/15/18 – NPFG Insured	No Opt. Call	A–	3,263,306

3,380	Harrisonburg Industrial Development Authority, Virginia, Hospital Facilities Revenue Bonds, Rockingham Memorial Hospital, Series 2006, 5.000%, 8/15/31 – AMBAC Insured	8/16 at 100.00	Baa1	3,278,769

1,915	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30	11/12 at 100.00	A–	1,918,734

2,325	Manassas Industrial Development Authority, Virginia, Hospital Revenue Bonds, Prince William Hospital, Series 2002, 5.250%, 4/01/33	4/13 at 100.00	A3	2,336,579

4,500	Massachusetts Health and Education Facilities Authority, Revenue Bonds, Partners HealthCare System, Series 2010J, 5.000%, 7/01/39	7/19 at 100.00	AA	4,600,980

1,665	Orange County Health Facilities Authority, Florida, Orlando Regional Healthcare System Revenue Bonds, Series 2009, 5.125%, 10/01/26	10/19 at 100.00	A	1,680,934

2,785	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carilion Health System, Series 2002A, 5.500%, 7/01/19 – NPFG Insured	7/12 at 100.00	A+	2,845,992

1,250	Roanoke Industrial Development Authority, Virginia, Hospital Revenue Bonds, Carillion Health System Obligated Group, Series 2005B, 5.000%, 7/01/38 – AGM Insured	7/20 at 100.00	AA–	1,271,338

	Stafford County Economic Development Authority, Virginia, Hospital Facilities Revenue Bonds, MediCorp Health System, Series 2006:
3,040	5.250%, 6/15/24	6/16 at 100.00	Baa1	3,148,042
1,475	5.250%, 6/15/31	6/16 at 100.00	Baa1	1,487,700
3,360	5.250%, 6/15/37	6/16 at 100.00	Baa1	3,352,877

2,450	Virginia Small Business Finance Authority, Healthcare Facilities Revenue Bonds, Sentara Healthcare, Refunding Series 2010, 5.000%, 11/01/40	5/20 at 100.00	AA	2,537,588

	Virginia Small Business Financing Authority, Wellmont Health System Project Revenue Bonds, Series 2007A:
1,000	5.125%, 9/01/22	9/17 at 100.00	BBB+	1,035,140
5,055	5.250%, 9/01/37	9/17 at 100.00	BBB+	4,818,123

5,000	Washington County Industrial Development Authority , Virginia, Hospital Revenue Bonds, Mountain States Health Alliance, Series 2009C, 7.500%, 7/01/29	1/19 at 100.00	BBB+	5,701,049

1,980	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds Valley Health System Obligated Group, Series 2009E, 5.625%, 1/01/44	1/19 at 100.00	A+	2,058,368

2,145	Winchester Industrial Development Authority, Virginia, Hospital Revenue Bonds, Winchester Medical Center, Series 2007, 5.125%, 1/01/31	1/17 at 100.00	A+	2,215,592

480	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.625%, 4/15/39	4/20 at 100.00	A	486,038
63,020	Total Health Care			64,864,406

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Housing/Multifamily – 2.3%

$1,025	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/12 at 101.00	AA+	$1,037,075

910	Chesterfield County Industrial Development Authority, Virginia, GNMA Mortgage-Backed Securities Program Multifamily Housing Revenue Bonds, Fore Courthouse Senior Apartments, Series 2002A, 5.600%, 10/20/31 (Alternative Minimum Tax)	4/12 at 102.00	Aaa	925,188

1,200	Fairfax County Redevelopment and Housing Authority, Virginia, FHA-Insured Elderly Housing Mortgage Revenue Refunding Bonds, Little River Glen, Series 1996, 6.100%, 9/01/26	3/12 at 100.00	AA+	1,201,608

2,755	Virginia Beach Development Authority, Virginia, Multifamily Residential Rental Housing Revenue Bonds, Hamptons and Hampton Court Apartments, Series 1999, 7.500%, 10/01/39 (Alternative Minimum Tax)	10/14 at 102.00	N/R	2,732,326

610	Virginia Housing Development Authority, Rental Housing Bonds, Series 2001L, 5.000%, 12/01/20	6/12 at 100.00	AA+	610,750

600	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010A, 5.000%, 4/01/45	10/19 at 100.00	AA+	608,112

490	Virginia Housing Development Authority, Rental Housing Bonds, Series 2010C, 4.550%, 8/01/32	2/20 at 100.00	AA+	495,846

1,380	Waynesboro Redevelopment and Housing Authority, Virginia, Multifamily Housing Revenue Bonds, Epworth Manor, GNMA Collateralized Series 2010, 5.000%, 10/20/51	No Opt. Call	AA+	1,395,953
8,970	Total Housing/Multifamily			9,006,858
	Housing/Single Family – 4.7%

695	Puerto Rico Housing Finance Authority, Mortgage-Backed Securities Program Home Mortgage Revenue Bonds, Series 2003A, 4.875%, 6/01/34 (Alternative Minimum Tax)	6/13 at 100.00	Aaa	695,097

2,400	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2005C-2, 4.750%, 10/01/32 (Alternative Minimum Tax)	1/15 at 100.00	AAA	2,379,480

6,545	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.900%, 1/01/33 (Alternative Minimum Tax)	7/15 at 100.00	AAA	6,560,707

2,310	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006, 4.800%, 7/01/29 (Alternative Minimum Tax)	7/15 at 100.00	AAA	2,305,819

6,500	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2007B, 4.750%, 7/01/32 (Alternative Minimum Tax)	7/16 at 100.00	AAA	6,444,944
18,450	Total Housing/Single Family			18,386,047
	Industrials – 0.7%

2,000	Henrico County Industrial Development Authority, Virginia, Solid Waste Disposal Revenue Bonds, Browning-Ferris Industries of South Atlantic Inc., Series 1996A, 5.450%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	BBB	2,131,580

500	James City County Industrial Development Authority, Virginia, Sewerage and Solid Waste Disposal Facilities Revenue Bonds, Anheuser Busch, Series 1997, 6.000%, 4/01/32 (Alternative Minimum Tax)	4/12 at 100.00	A–	500,225
2,500	Total Industrials			2,631,805
	Long-Term Care – 4.8%

	Chesterfield County Health Center Commission, Virginia, Residential Care Facility First Mortgage Revenue Bonds, Lucy Corr Village, Series 2008A:
2,000	6.125%, 12/01/30	12/18 at 100.00	N/R	1,859,180
2,500	6.250%, 12/01/38	11/18 at 100.00	N/R	2,279,525

	Fairfax County Economic Development Authority, Virginia, Residential Care Facilities Mortgage Revenue Bonds, Goodwin House, Inc., Series 2007A:
3,860	5.125%, 10/01/37	10/17 at 100.00	N/R	3,697,224
1,250	5.125%, 10/01/42	10/17 at 100.00	N/R	1,180,675

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Long-Term Care (continued)

$1,200	Fairfax County Economic Development Authority, Virginia, Retirement Center Revenue Bonds, Greenspring Village, Series 2006A, 4.875%, 10/01/36	10/16 at 100.00	A–	$1,169,556

	Henrico County Economic Development Authority, Virginia, Residential Care Facility Revenue Bonds, Westminster Canterbury of Richmond, Series 2006:
1,350	5.000%, 10/01/27	10/17 at 100.00	BBB	1,307,570
3,500	5.000%, 10/01/35	No Opt. Call	BBB	3,218,810

4,210	Suffolk Industrial Development Authority, Virginia, Retirement Facilities First Mortgage Revenue Bonds, Lake Prince Center, Series 2006, 5.300%, 9/01/31	9/16 at 100.00	N/R	3,799,146
19,870	Total Long-Term Care			18,511,686
	Materials – 0.6%

2,500	Bedford County Industrial Development Authority, Virginia, Industrial Development Revenue Refunding Bonds, Nekoosa Packaging Corporation, Series 1998, 5.600%, 12/01/25 (Alternative Minimum Tax)	2/12 at 100.00	Baa3	2,499,875
	Tax Obligation/General – 4.3%

2,100	Bristol, Virginia, General Obligation Bonds, Refunding & Improvement Series 2010, 5.000%, 7/15/25	7/20 at 100.00	Aa3	2,466,723

1,660	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 – AGM Insured	3/13 at 100.00	AA–	1,690,561

1,000	Chesapeake, Virginia, General Obligation Bonds, Series 2004, 5.000%, 12/01/20	12/14 at 101.00	AA+	1,114,840

1,000	Fairfax County, Virginia, General Obligation Refunding and Improvement Bonds, Series 2005A, 5.000%, 10/01/12	No Opt. Call	AAA	1,039,820

1,000	Loudoun County, Virginia, General Obligation Bonds, Public Improvement Series 2009A, 4.000%, 7/01/12	No Opt. Call	AAA	1,022,280

375	Loudoun County, Virginia, General Obligation Public Improvement Bonds, Series 2002A, 5.250%, 5/01/20	5/12 at 100.00	AAA	382,088

3,000	Pittsylvania County, Virginia, General Obligationl Bonds, Series 2008B, 5.750%, 2/01/30	2/19 at 100.00	Aa3	3,351,000

1,875	Portsmouth, Virginia, General Obligation Bonds, Refunding Series 2010D, 5.000%, 7/15/34	7/20 at 100.00	AA	2,011,256

2,000	Portsmouth, Virginia, General Obligation Bonds, Series 2005A, 5.000%, 4/01/15 – NPFG Insured	No Opt. Call	AA	2,271,000

1,170	Suffolk, Virginia, General Obligation Bonds, Series 2005, 5.000%, 12/01/25	12/15 at 100.00	AA+	1,253,398
15,180	Total Tax Obligation/General			16,602,966
	Tax Obligation/Limited – 24.3%

	Buena Vista Public Recreational Facilities Authority, Virginia, Lease Revenue Bonds, Golf Course Project, Series 2005A:
670	5.250%, 7/15/25 – ACA Insured	7/15 at 100.00	N/R	550,861
520	5.500%, 7/15/35 – ACA Insured	7/15 at 100.00	N/R	411,148

1,000	Caroline County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2002, 5.125%, 6/15/34 – AMBAC Insured	6/12 at 102.00	N/R	1,003,280

1,000	Culpeper Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities Project, Series 2005, 5.000%, 1/01/18 – NPFG Insured	1/15 at 100.00	Aa3	1,087,610

1,090	Dinwiddie County Industrial Development Authority, Virginia, Lease Revenue Bonds, Refunding Series 2004B, 5.125%, 2/15/15 – NPFG Insured	2/14 at 100.00	A+	1,171,826

2,895	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Joint Public Uses Community Project, Series 2006, 5.000%, 5/15/18	5/16 at 100.00	AA+	3,272,247

1,500	Fairfax County Economic Development Authority, Virginia, Lease Revenue Bonds, Laurel Hill Public Facilities Projects, Series 2003, 5.000%, 6/01/14	6/13 at 101.00	AA+	1,612,035

3,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 23, Series 2007A, 4.250%, 4/01/34 – NPFG Insured	4/17 at 100.00	AA+	2,993,400

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

$2,000	Fairfax County Economic Development Authority, Virginia, Transportation Contract Revenue Bonds, Route 28, Series 2004, 5.000%, 4/01/33 – NPFG Insured	4/14 at 100.00	AA+	$2,135,740

	Government of Guam, Business Privilege Tax Bonds, Series 2011A:
1,020	5.000%, 1/01/31 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	1,053,833
500	5.250%, 1/01/36 (WI/DD, Settling 12/01/11)	1/22 at 100.00	A	519,625

	Greater Richmond Convention Center Authority, Virginia, Hotel Tax Revenue Bonds, Series 2005:
3,950	5.000%, 6/15/17 – NPFG Insured	6/15 at 100.00	A	4,331,333
1,130	5.000%, 6/15/22 – NPFG Insured	6/15 at 100.00	A	1,194,048
2,900	5.000%, 6/15/25 – NPFG Insured	6/15 at 100.00	A	3,013,767
3,725	5.000%, 6/15/30 – NPFG Insured	6/15 at 100.00	A	3,811,569

	Hampton Roads Regional Jail Authority, Virginia, Revenue Bonds, Regional Jail Facility, Series 2004:
2,020	5.000%, 7/01/17 – NPFG Insured	7/14 at 100.00	Aa2	2,150,896
1,625	5.000%, 7/01/18 – NPFG Insured	7/14 at 100.00	Aa2	1,721,899

	James City County Economic Development Authority, Virginia, Revenue Bonds, County Government Projects, Series 2005:
1,155	5.000%, 7/15/17	7/15 at 100.00	AA+	1,297,700
1,210	5.000%, 7/15/18	7/15 at 100.00	AA+	1,348,823

1,450	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19	3/13 at 100.00	AA+	1,515,714

1,845	Manassas Park Economic Development Authority, Virginia, Lease Revenue Bond, Series 2010A, 6.000%, 7/15/35	7/20 at 100.00	N/R	1,937,914

860	Montgomery County Industrial Development Authority, Virginia, Public Facility Lease Revnue Bonds, Public Projects Series 2008, 5.000%, 2/01/29	2/18 at 100.00	AA–	908,728

3,585	New Kent County Economic Development Authority, Virginia, Lease Revenue Bonds, School and Governmental Projects, Series 2006, 5.000%, 2/01/26 – AGM Insured	2/17 at 100.00	AA–	3,804,868

675	Norfolk Redevelopment and Housing Authority, Virginia, Educational Facility Revenue Bonds, Community College System – Tidewater Community College Downtown Campus, Series 1999, 5.500%, 11/01/19	5/12 at 100.00	AA+	677,741

1,000	Northampton County and Town Joint Industrial Development Authority, Virginia, Lease Revenue Bonds, County Capital Projects, Series 2002, 5.000%, 2/01/33 – RAAI Insured	2/13 at 101.00	N/R	948,620

	Prince William County, Virginia, Certificates of Participation, County Facilities, Series 2005:
1,100	5.000%, 6/01/20 – AMBAC Insured	6/15 at 100.00	Aa1	1,190,684
1,930	5.000%, 6/01/21 – AMBAC Insured	6/15 at 100.00	Aa1	2,075,001

	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2007N:
3,245	5.250%, 7/01/31 – AMBAC Insured	No Opt. Call	Baa1	3,274,594
5,000	5.250%, 7/01/33 – NPFG Insured	No Opt. Call	Baa1	4,996,550

1,125	Puerto Rico Highway and Transportation Authority, Subordinate Lien Highway Revenue Bonds, Series 2003, 5.250%, 7/01/17 – FGIC Insured	7/13 at 100.00	Baa2	1,164,870

5,000	Puerto Rico Infrastructure Financing Authority, Special Tax Revenue Bonds, Series 2005A, 0.000%, 7/01/44 – AMBAC Insured	No Opt. Call	BBB+	521,450

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
135	5.250%, 7/01/27	7/12 at 100.00	Baa1	135,082
480	5.250%, 7/01/36	7/12 at 100.00	Baa1	480,019

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, First Subordinate Series 2009A:
2,500	5.750%, 8/01/37	8/19 at 100.00	A+	2,651,525
4,500	6.000%, 8/01/42	8/19 at 100.00	A+	4,865,220

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Tax Obligation/Limited (continued)

	Puerto Rico Sales Tax Financing Corporation, Sales Tax Revenue Bonds, Series 2007A:
$5,000	0.000%, 8/01/41 – NPFG Insured	No Opt. Call	Aa2	$779,100
750	5.250%, 8/01/57	8/17 at 100.00	Aa2	765,000

270	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3	297,583

1,000	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2007CC, 5.500%, 7/01/30 – AGM Insured	No Opt. Call	AA–	1,091,220

1,645	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003B, 5.125%, 8/01/23 – AMBAC Insured	8/13 at 100.00	N/R	1,727,135

2,000	Spotsylvania County Industrial Development Authority, Virginia, Lease Revenue Bonds, School Facilities, Series 2003, 5.000%, 1/15/23 – AMBAC Insured	1/13 at 100.00	N/R	2,064,900

2,475	Stafford County and Staunton Industrial Development Authority, Virginia, Revenue Bonds, Virginia Municipal League and Virginia Association of Counties Finance Program, Series 2006A, 5.000%, 8/01/23 – NPFG Insured	8/16 at 100.00	Baa1	2,653,151

1,000	Virgin Islands Public Finance Authority, Gross Receipts Taxes Loan Note, Series 2006, 5.000%, 10/01/28 – FGIC Insured	10/16 at 100.00	BBB+	1,000,140

1,525	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Senior Lien Series 2010A, 5.000%, 10/01/29	10/20 at 100.00	BBB	1,516,887

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Refunding Bonds, Series 2009C, 5.000%, 10/01/22	10/19 at 100.00	Baa2	1,043,190

950	Virgin Islands Public Finance Authority, Senior Lien Matching Fund Loan Note, Series 2004A, 5.250%, 10/01/15	10/14 at 100.00	BBB	1,013,669

1,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2005A, 5.000%, 2/01/12	No Opt. Call	AA+	1,008,190

1,945	Virginia Port Authority, General Fund Revenue Bonds, Series 2005A, 5.250%, 7/01/19 – AGM Insured (Alternative Minimum Tax)	7/15 at 100.00	AA+	2,106,124

2,750	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2005A, 5.000%, 8/01/15	No Opt. Call	AA+	3,147,568

1,360	Virginia Public School Authority, School Financing Bonds, 1997 Resolution, Series 2005C, 5.000%, 8/01/17	8/15 at 100.00	AA+	1,540,812

	Virginia Resources Authority, Infrastructure Revenue Bonds, Prerefunded-Pooled Loan Bond Program, Series 2002A:
90	5.000%, 5/01/20	5/12 at 100.00	AA	91,233
35	5.000%, 5/01/21	No Opt. Call	AA	35,480

	Virginia Transportation Board, Transportation Revenue Bonds, U.S. Route 58 Corridor Development Program, Series 2004B:
1,000	5.250%, 5/15/12	No Opt. Call	AA+	1,023,190
1,500	5.000%, 5/15/15	5/14 at 100.00	AA+	1,648,500

2,160	Washington County Industrial Development Authority, Virginia, Public Facilities Lease Revenue Bonds, Refunding Series 2010, 5.500%, 8/01/40	8/20 at 100.00	A+	2,325,542

1,500	Westmoreland County Industrial Development Authority, Virginia, Lease Revenue Bonds, Northumberland County School Project, Series 2006, 5.000%, 11/01/31 – NPFG Insured	11/16 at 100.00	Aa3	1,551,105
98,295	Total Tax Obligation/Limited			94,259,939
	Transportation – 14.2%

	Capital Region Airport Authority, Richmond, Virginia, Revenue Bonds, Richmond International Airport, Series 2005A:
2,310	5.000%, 7/01/22 – AGM Insured	7/15 at 100.00	AA–	2,452,966
2,700	5.000%, 7/01/23 – AGM Insured	7/15 at 100.00	AA–	2,851,146

6,800	Capital Region Airport Commission, Virginia, Airport Revenue Bonds, Series 2008A, 5.000%, 7/01/38 – AGM Insured	7/18 at 100.00	AA–	6,954,699

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Transportation (continued)

$900	Chesapeake, Virginia, Toll Road Revenue Bonds, Chesapeake Expressway, Series 1999A, 5.625%, 7/15/19	1/12 at 100.00	Baa1		$902,205

1,000	District of Columbia Metropolitan Area Transit Authority, Gross Revenue Bonds, Series 2009A, 5.125%, 7/01/32	7/19 at 100.00	Aa3		1,069,240

	Metropolitan Washington Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Capital Appriciation Series 2009B-2:
5,850	0.000%, 10/01/34 – AGC Insured	No Opt. Call	AA–		1,501,461
13,000	0.000%, 10/01/36 – AGC Insured	No Opt. Call	AA–		2,877,550

3,025	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2008-A, 5.375%, 10/01/29 (Alternative Minimum Tax)	10/18 at 100.00	AA–		3,176,371

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2009C:
1,200	5.000%, 10/01/28	10/18 at 100.00	AA–		1,276,632
3,000	5.625%, 10/01/39	10/18 at 100.00	AA–		3,243,240

	Metropolitan Washington D.C. Airports Authority, Airport System Revenue Bonds, Series 2010A:
1,450	5.000%, 10/01/30	No Opt. Call	AA–		1,545,280
3,800	5.000%, 10/01/35	10/20 at 100.00	AA–		4,017,968

	Metropolitan Washington D.C. Airports Authority, System Revenue Bonds, Series 2007B:
5,000	5.000%, 10/01/25 – AMBAC Insured (Alternative Minimum Tax)	1/17 at 100.00	AA–		5,227,250
2,500	5.000%, 10/01/35 – AMBAC Insured (Alternative Minimum Tax)	10/17 at 100.00	AA–		2,507,975

3,300	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Dulles Metrorail Capital Appreciation, Series 2010B, 0.000%, 10/01/44	10/28 at 100.00	BBB+		2,208,558

5,250	Metropolitan Washington DC Airports Authority, Virginia, Dulles Toll Road Revenue Bonds, Series 2009C, 0.000%, 10/01/41 – AGC Insured	10/26 at 100.00	AA–		4,309,148

2,610	Norfolk, Virginia, Parking System Revenue Bonds, Series 2005A, 5.000%, 2/01/23 – NPFG Insured	2/15 at 100.00	Baa1		2,676,659

1,750	Puerto Rico Ports Authority, Special Facilities Revenue Bonds, American Airlines Inc., Series 1996A, 6.250%, 6/01/26 (Alternative Minimum Tax) (5)	6/12 at 100.00	D		332,938

1,195	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	BBB		1,363,901

1,485	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 2002, 5.250%, 7/15/22 – FGIC Insured	No Opt. Call	BBB		1,665,101

1,015	Virginia Port Authority, Port Facilities Revenue Refunding Bonds Series 2010, 5.000%, 7/01/40	7/19 at 100.00	Aa3		1,060,878

2,155	Virginia Port Authority, Revenue Bonds, Port Authority Facilities, Series 2006, 5.000%, 7/01/36 – FGIC Insured (Alternative Minimum Tax)	7/13 at 100.00	Aa3		2,157,026
71,295	Total Transportation				55,378,192
	U.S. Guaranteed – 6.7% (4)

840	Bristol, Virginia, General Obligation Bonds, Series 2003, 5.000%, 3/01/25 (Pre-refunded 3/01/13) – AGM Insured	3/13 at 100.00	AA–	(4)	889,056

750	Bristol, Virginia, General Obligation Utility System Revenue Bonds, Series 2002, 5.000%, 11/01/24 – AGM Insured (ETM)	No Opt. Call	AA–	(4)	899,670

	Bristol, Virginia, Utility System Revenue Refunding Bonds, Series 2003:
1,115	5.000%, 7/15/17 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	Baa1	(4)	1,194,566
2,000	5.250%, 7/15/23 (Pre-refunded 7/15/13) – NPFG Insured	7/13 at 100.00	Baa1	(4)	2,150,800

1,915	Front Royal and Warren County Industrial Development Authority, Virginia, Lease Revenue Bonds, Series 2004B, 5.000%, 4/01/17 (Pre-refunded 4/01/14) – AGM Insured	4/14 at 100.00	AA–	(4)	2,107,094

85	Henrico County Economic Development Authority, Virginia, Revenue Bonds, Bon Secours Health System Inc., Series 2002A, 5.600%, 11/15/30 (Pre-refunded 11/15/12)	11/12 at 100.00	A3	(4)	89,333

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Virginia Municipal Bond Fund (continued)

November 30, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	U.S. Guaranteed (continued)

$1,450	Loudoun County Industrial Development Authority, Virginia, Hospital Revenue Bonds, Loudoun Hospital Center, Series 2002A, 6.000%, 6/01/22 (Pre-refunded 6/01/12)	6/12 at 101.00	N/R	(4)	$1,505,506

390	Loudoun County Industrial Development Authority, Virginia, Lease Revenue Refunding Bonds, Public Facility Project, Series 2003, 5.000%, 3/01/19 (Pre-refunded 3/01/13)	3/13 at 100.00	N/R	(4)	412,573

5	Loudoun County, Virginia, General Obligation Bonds, Series 2006B, 5.000%, 12/01/24 (Pre-refunded 12/01/16)	12/16 at 100.00	AAA		5,919

100	Prince William County, Virginia, Lease Participation Certificates, Series 2002, 5.000%, 12/01/21 (Pre-refunded 6/01/12)	6/12 at 100.00	Aa1	(4)	102,417

600	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002II, 5.125%, 7/01/26 (Pre-refunded 7/01/12) – AGM Insured	7/12 at 101.00	AA–	(4)	623,274

1,100	Puerto Rico Highway and Transportation Authority, Highway Revenue Bonds, Series 2002D, 5.750%, 7/01/41 (Pre-refunded 7/01/12)	7/12 at 100.00	AA+	(4)	1,135,178

	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Refunding Bonds, Series 2002D:
365	5.250%, 7/01/27 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa1	(4)	375,603
1,320	5.250%, 7/01/36 (Pre-refunded 7/01/12)	7/12 at 100.00	Baa1	(4)	1,358,346

1,230	Puerto Rico, Highway Revenue Bonds, Highway and Transportation Authority, Series 2003AA, 5.500%, 7/01/19 – NPFG Insured	No Opt. Call	A3		1,557,328

535	Richmond Metropolitan Authority, Virginia, Revenue Refunding Bonds, Expressway System, Series 1998, 5.250%, 7/15/22 – FGIC Insured (ETM)	No Opt. Call	BBB	(4)	625,592

1,415	Roanoke, Virginia, General Obligation Bonds, Series 2006A, 5.000%, 2/01/21 (Pre-refunded 2/01/16) – NPFG Insured	2/16 at 100.00	AA	(4)	1,645,305

	Roanoke, Virginia, General Obligation Public Improvement Bonds, Series 2002A:
1,000	5.000%, 10/01/17 (Pre-refunded 10/01/12)	10/12 at 101.00	AA	(4)	1,049,840
500	5.250%, 10/01/20 (Pre-refunded 10/01/12)	10/12 at 101.00	AA	(4)	525,965

	Tobacco Settlement Financing Corporation of Virginia, Tobacco Settlement Asset-Backed Bonds, Series 2005:
250	5.250%, 6/01/19 (Pre-refunded 6/01/12)	6/12 at 100.00	Aaa		256,263
5,125	5.500%, 6/01/26 (Pre-refunded 6/01/15)	6/15 at 100.00	Aaa		5,663,535

2,000	Virginia College Building Authority, Educational Facilities Revenue Bonds, 21st Century College Program, Series 2002A, 5.000%, 2/01/22 (Pre-refunded 2/01/12)	2/12 at 100.00	AA+	(4)	2,016,320
24,090	Total U.S. Guaranteed				26,189,483
	Utilities – 4.0%

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2007A, 5.600%, 11/01/31 (Alternative Minimum Tax)	11/17 at 100.00	A–		3,022,650

3,000	Chesterfield County Economic Development Authority, Virginia, Solid Waste and Sewerage Disposal Revenue Bonds, Virginia Electric and Power Company Projects, Series 2009A, 5.000%, 5/01/23	5/19 at 100.00	A–		3,311,310

2,000	Mecklenburg County Industrial Development Authority, Virginia, Revenue Bonds, UAE Mecklenburg Cogeneration LP, Series 2002, 6.500%, 10/15/17 (Alternative Minimum Tax)	10/12 at 100.00	Baa1		2,008,140

700	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2002KK, 5.250%, 7/01/12 – AGM Insured	No Opt. Call	AA–		717,255

	Richmond, Virginia, Public Utility Revenue Bonds, Series 2009A:
4,000	5.000%, 1/15/35	1/19 at 100.00	AA		4,246,960
2,000	5.000%, 1/15/40	1/19 at 100.00	AA		2,113,320
14,700	Total Utilities				15,419,635

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Water and Sewer – 4.2%

	Fairfax County Water Authority, Virginia, Water Revenue Refunding Bonds, Series 2002:
$115	5.375%, 4/01/21	4/12 at 100.00	AAA	$116,755
800	5.000%, 4/01/27	4/12 at 100.00	AAA	805,248

1,395	Henry County Public Service Authority, Virginia, Water and Sewerage Revenue Refunding Bonds, Series 2001, 5.500%, 11/15/19 – AGM Insured	No Opt. Call	AA–	1,669,383

1,015	James City Service Authority, Virginia, Water and Sewerage Revenue Bonds, Series 2003, 5.000%, 1/15/15 – AGM Insured	1/13 at 101.00	AA+	1,072,185

3,000	Loudoun County Sanitation Authority, Virginia, Water and Sewer System Revenue Bonds, Series 2007, 4.500%, 1/01/32	1/17 at 100.00	AAA	3,091,290

2,325	Loudoun County Sanitation Authority, Virginia, Water and Sewerage System Revenue Bonds, Series 2004, 5.000%, 1/01/26	1/15 at 100.00	AAA	2,461,385

1,750	Newport News, Virginia, Water Revenue Bonds, Series 2007, 4.750%, 6/01/31 – AGM Insured	6/17 at 100.00	AAA	1,792,105

1,400	Norfolk, Virginia, Water Revenue Refunding Bonds, Series 1998, 5.125%, 11/01/28 – AGM Insured	5/12 at 100.00	AA+	1,401,512

1,520	Puerto Rico Aqueduct and Sewerage Authority, Revenue Bonds, Senior Lien Series 2008A, 6.000%, 7/01/38	7/18 at 100.00	Baa2	1,577,137

1,000	Virginia State Resources Authority, Clean Water Revenue Bonds, Series 2007, 4.750%, 10/01/27	10/17 at 100.00	AAA	1,067,870

1,135	York County, Virginia, Sewer System Revenue Bonds, Series 2005, 5.000%, 6/01/29 – AMBAC Insured	6/15 at 101.00	Aa2	1,184,089
15,455	Total Water and Sewer			16,238,959
$399,010	Total Investments (cost $370,381,799) – 97.3%			378,072,994
	Other Assets Less Liabilities – 2.7%			10,589,636
	Net Assets – 100%			$388,662,630

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Certain bonds backed by U.S. Government or agency securities are regarded as having an implied rating equal to the rating of such securities.

(5)	At or subsequent to the end of the reporting period, this security is non-income producing. Non-income producing security, in the case of a bond, generally denotes that the issuer has (1) defaulted on the payment of principal or interest, (2) is under the protection of the Federal Bankruptcy Court or (3) the Fund’s Adviser has concluded that the issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	47

Statement of Assets and Liabilities (Unaudited)

November 30, 2011

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Assets
Investments, at value (cost $152,401,372, $164,195,722, $244,408,199 and $370,381,799, respectively)	$156,463,734	$168,479,397	$252,983,069	$378,072,994
Cash	435,966	3,650,670	—	4,302,987
Receivables:
Interest	2,469,558	2,920,831	3,640,479	6,272,307
Investments sold	105,000	1,130,632	50,509	2,271,324
Shares sold	62,973	213,973	945,050	676,345
Other assets	32,316	236	3,011	20,645
Total assets	159,569,547	176,395,739	257,622,118	391,616,602
Liabilities
Cash overdraft	—	—	942,573	—
Payables:
Dividends	239,131	229,550	436,946	608,042
Investments purchased	1,040,196	690,603	1,577,361	1,555,571
Shares redeemed	245,833	145,452	187,364	402,950
Accrued expenses:
Management fees	68,090	75,094	108,563	163,803
12b-1 distribution and service fees	26,942	35,126	40,748	64,426
Other	104,124	80,092	108,100	159,180
Total liabilities	1,724,316	1,255,917	3,401,655	2,953,972
Net assets	$157,845,231	$175,139,822	$254,220,463	$388,662,630
Class A Shares
Net assets	$98,296,488	$73,342,541	$90,827,298	$181,061,044
Shares outstanding	10,222,718	6,844,822	8,596,364	16,554,759
Net asset value per share	$9.62	$10.72	$10.57	$10.94
Offering price per share (net asset value per share plus maximum sales charge of 4.20% of offering price)	$10.04	$11.19	$11.03	$11.42
Class B Shares
Net assets	$1,300,418	$1,805,129	$1,715,295	$2,994,481
Shares outstanding	135,323	168,357	162,300	274,713
Net asset value and offering price per share	$9.61	$10.72	$10.57	$10.90
Class C Shares
Net assets	$15,779,128	$35,533,469	$40,126,927	$52,671,175
Shares outstanding	1,645,145	3,325,857	3,813,948	4,822,418
Net asset value and offering price per share	$9.59	$10.68	$10.52	$10.92
Class I Shares
Net assets	$42,469,197	$64,458,683	$121,550,943	$151,935,930
Shares outstanding	4,419,789	6,007,113	11,543,594	13,947,529
Net asset value and offering price per share	$9.61	$10.73	$10.53	$10.89
Net assets consist of:
Capital paid-in	$178,254,353	$170,078,235	$245,265,522	$379,138,044
Undistributed (Over-distribution of) net investment income	325,729	576,402	1,193,933	973,530
Accumulated net realized gain (loss)	(24,797,213)	201,510	(813,862)	859,861
Net unrealized appreciation (depreciation)	4,062,362	4,283,675	8,574,870	7,691,195
Net assets	$157,845,231	$175,139,822	$254,220,463	$388,662,630
Authorized shares	Unlimited	Unlimited	Unlimited	Unlimited
Par value per share	$0.01	$0.01	$0.01	$0.01

See accompanying notes to financial statements.

48	Nuveen Investments

Statement of Operations (Unaudited)

Six Months Ended November 30, 2011

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Investment Income	$4,292,214	$4,238,944	$6,447,762	$9,436,010
Expenses
Management fees	416,504	450,213	663,960	986,568
12b-1 service fees – Class A	98,559	71,640	90,044	178,927
12b-1 distribution and service fees – Class B	7,166	9,259	9,278	15,832
12b-1 distribution and service fees – Class C	59,222	128,880	148,652	191,605
Shareholders’ servicing agent fees and expenses	35,887	37,327	54,601	74,317
Custodian’s fees and expenses	14,213	16,859	23,894	34,330
Trustees’ fees and expenses	2,528	2,708	4,043	6,011
Professional fees	11,323	11,343	13,073	15,937
Shareholders’ reports – printing and mailing expenses	16,998	16,277	21,225	27,394
Federal and state registration fees	2,655	5,133	3,445	4,137
Other expenses	1,852	2,767	3,681	4,613
Total expenses before custodian fee credit	666,907	752,406	1,035,896	1,539,671
Custodian fee credit	(1,015)	(493)	(191)	(748)
Net expenses	665,892	751,913	1,035,705	1,538,923
Net investment income (loss)	3,626,322	3,487,031	5,412,057	7,897,087
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	404,270	31,313	24,101	404,718
Change in net unrealized appreciation (depreciation) of investments	3,230,294	4,114,087	6,875,270	8,119,176
Net realized and unrealized gain (loss)	3,634,564	4,145,400	6,899,371	8,523,894
Net increase (decrease) in net assets from operations	$7,260,886	$7,632,431	$12,311,428	$16,420,981

See accompanying notes to financial statements.

Nuveen Investments	49

Statement of Changes in Net Assets (Unaudited)

	Municipal Bond 2		Maryland
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Operations
Net investment income (loss)	$3,626,322	$8,043,953	$3,487,031	$7,283,227
Net realized gain (loss) from investments	404,270	255,123	31,313	231,899
Change in net unrealized appreciation (depreciation) of investments	3,230,294	(3,590,326)	4,114,087	(4,914,615)
Net increase (decrease) in net assets from operations	7,260,886	4,708,750	7,632,431	2,600,511
Distributions to Shareholders
From net investment income:
Class A	(2,259,486)	(4,850,867)	(1,457,093)	(3,049,641)
Class B	(28,886)	(118,087)	(32,468)	(93,875)
Class C	(318,165)	(688,381)	(603,680)	(1,240,685)
Class I	(1,019,206)	(2,319,850)	(1,349,401)	(2,748,249)
From accumulated net realized gains:
Class A	—	—	—	—
Class B	—	—	—	—
Class C	—	—	—	—
Class I	—	—	—	—
Decrease in net assets from distributions to shareholders	(3,625,743)	(7,977,185)	(3,442,642)	(7,132,450)
Fund Share Transactions
Proceeds from sale of shares	1,936,305	8,034,161	10,979,143	24,497,918
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,088,339	4,361,639	1,973,497	3,926,267
	4,024,644	12,395,800	12,952,640	28,424,185
Cost of shares redeemed	(8,126,628)	(32,606,291)	(8,776,889)	(38,578,093)
Net increase (decrease) in net assets from Fund share transactions	(4,101,984)	(20,210,491)	4,175,751	(10,153,908)
Net increase (decrease) in net assets	(466,841)	(23,478,926)	8,365,540	(14,685,847)
Net assets at the beginning of period	158,312,072	181,790,998	166,774,282	181,460,129
Net assets at the end of period	$157,845,231	$158,312,072	$175,139,822	$166,774,282
Undistributed (Over-distribution of) net investment income at the end of period	$325,729	$325,150	$576,402	$532,013

See accompanying notes to financial statements.

50	Nuveen Investments

	Pennsylvania		Virginia
	Six Months Ended 11/30/11	Year Ended 5/31/11	Six Months Ended 11/30/11	Year Ended 5/31/11
Operations
Net investment income (loss)	$5,412,057	$11,468,642	$7,897,087	$15,753,707
Net realized gain (loss) from investments	24,101	200,299	404,718	638,077
Change in net unrealized appreciation (depreciation) of investments	6,875,270	(7,864,686)	8,119,176	(7,969,094)
Net increase (decrease) in net assets from operations	12,311,428	3,804,255	16,420,981	8,422,690
Distributions to Shareholders
From net investment income:
Class A	(1,854,415)	(3,819,855)	(3,693,224)	(7,437,014)
Class B	(32,978)	(101,306)	(56,132)	(177,705)
Class C	(706,150)	(1,447,597)	(914,833)	(1,794,935)
Class I	(2,646,918)	(5,841,486)	(3,223,583)	(6,530,421)
From accumulated net realized gains:
Class A	—	—	—	(139,530)
Class B	—	—	—	(4,192)
Class C	—	—	—	(39,750)
Class I	—	—	—	(120,703)
Decrease in net assets from distributions to shareholders	(5,240,461)	(11,210,244)	(7,887,772)	(16,244,250)
Fund Share Transactions
Proceeds from sale of shares	15,507,018	45,808,007	23,984,800	69,084,970
Proceeds from shares issued to shareholders due to reinvestment of distributions	2,407,960	5,109,749	4,037,640	8,027,813
	17,914,978	50,917,756	28,022,440	77,112,783
Cost of shares redeemed	(25,089,689)	(64,116,392)	(22,981,604)	(71,900,059)
Net increase (decrease) in net assets from Fund share transactions	(7,174,711)	(13,198,636)	5,040,836	5,212,724
Net increase (decrease) in net assets	(103,744)	(20,604,625)	13,574,045	(2,608,836)
Net assets at the beginning of period	254,324,207	274,928,832	375,088,585	377,697,421
Net assets at the end of period	$254,220,463	$254,324,207	$388,662,630	$375,088,585
Undistributed (Over-distribution of) net investment income at the end of period	$1,193,933	$1,022,337	$973,530	$964,215

See accompanying notes to financial statements.

Nuveen Investments	51

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MUNICIPAL BOND 2
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (6/90)
2012(g)	$9.40	$.22	$.22	$.44	$(.22)	$—	$(.22)	$9.62
2011	9.56	.44	(.16)	.28	(.44)	—	(.44)	9.40
2010	8.98	.44	.58	1.02	(.44)	—	(.44)	9.56
2009	9.75	.44	(.78)	(.34)	(.43)	—	(.43)	8.98
2008	10.08	.42	(.33)	.09	(.42)	—	(.42)	9.75
2007	10.08	.42	—	.42	(.42)	—	(.42)	10.08
Class B (2/97)
2012(g)	9.39	.18	.22	.40	(.18)	—	(.18)	9.61
2011	9.55	.37	(.16)	.21	(.37)	—	(.37)	9.39
2010	8.98	.37	.57	.94	(.37)	—	(.37)	9.55
2009	9.74	.37	(.77)	(.40)	(.36)	—	(.36)	8.98
2008	10.07	.35	(.34)	.01	(.34)	—	(.34)	9.74
2007	10.07	.34	—	.34	(.34)	—	(.34)	10.07
Class C (9/95)
2012(g)	9.37	.19	.22	.41	(.19)	—	(.19)	9.59
2011	9.54	.39	(.17)	.22	(.39)	—	(.39)	9.37
2010	8.96	.39	.58	.97	(.39)	—	(.39)	9.54
2009	9.73	.39	(.78)	(.39)	(.38)	—	(.38)	8.96
2008	10.06	.37	(.33)	.04	(.37)	—	(.37)	9.73
2007	10.06	.36	.01	.37	(.37)	—	(.37)	10.06
Class I (2/97)(e)
2012(g)	9.39	.23	.22	.45	(.23)	—	(.23)	9.61
2011	9.55	.46	(.16)	.30	(.46)	—	(.46)	9.39
2010	8.97	.46	.58	1.04	(.46)	—	(.46)	9.55
2009	9.74	.46	(.79)	(.33)	(.44)	—	(.44)	8.97
2008	10.07	.45	(.34)	.11	(.44)	—	(.44)	9.74
2007	10.07	.44	—	.44	(.44)	—	(.44)	10.07

52	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)
Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.71%	$98,296	.83	%*	.83	%*	4.58	%*	22%
3.00	98,209	.84		.84		4.70		4
11.55	110,331	.84		.84		4.70		15
(3.36)	113,528	.83		.83		4.91		13
.93	144,215	.84		.84		4.30		26
4.21	163,736	.83		.83		4.13		12

4.32	1,300	1.58	*	1.58	*	3.84	*	22
2.22	1,916	1.59		1.59		3.93		4
10.66	4,150	1.59		1.59		3.96		15
(4.00)	6,716	1.58		1.58		4.15		13
.14	10,862	1.59		1.59		3.55		26
3.42	14,672	1.57		1.57		3.38		12

4.42	15,779	1.38	*	1.38	*	4.03	*	22
2.33	15,716	1.39		1.39		4.15		4
11.01	17,241	1.39		1.39		4.15		15
(3.92)	17,265	1.38		1.38		4.37		13
.38	19,463	1.39		1.39		3.75		26
3.67	22,523	1.38		1.38		3.58		12

4.81	42,469	.63	*	.63	*	4.78	*	22
3.24	42,470	.64		.64		4.90		4
11.78	50,068	.64		.64		4.90		15
(3.17)	50,335	.63		.63		5.10		13
1.12	76,019	.64		.64		4.50		26
4.40	83,658	.63		.63		4.33		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	53

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

MARYLAND
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (9/94)
2012(g)	$10.45	$.22	$.27	$.49	$(.22)	$—	$(.22)	$10.72
2011	10.69	.43	(.24)	.19	(.43)	—	(.43)	10.45
2010	10.03	.43	.67	1.10	(.42)	(.02)	(.44)	10.69
2009	10.27	.42	(.25)	.17	(.41)	—	(.41)	10.03
2008	10.48	.40	(.21)	.19	(.40)	—	(.40)	10.27
2007	10.44	.40	.03	.43	(.39)	—	(.39)	10.48
Class B (3/97)
2012(g)	10.46	.18	.26	.44	(.18)	—	(.18)	10.72
2011	10.70	.35	(.24)	.11	(.35)	—	(.35)	10.46
2010	10.04	.35	.67	1.02	(.34)	(.02)	(.36)	10.70
2009	10.28	.34	(.25)	.09	(.33)	—	(.33)	10.04
2008	10.50	.32	(.22)	.10	(.32)	—	(.32)	10.28
2007	10.45	.32	.04	.36	(.31)	—	(.31)	10.50
Class C (9/94)
2012(g)	10.42	.19	.26	.45	(.19)	—	(.19)	10.68
2011	10.66	.38	(.25)	.13	(.37)	—	(.37)	10.42
2010	10.00	.37	.67	1.04	(.36)	(.02)	(.38)	10.66
2009	10.25	.36	(.26)	.10	(.35)	—	(.35)	10.00
2008	10.46	.35	(.22)	.13	(.34)	—	(.34)	10.25
2007	10.42	.34	.04	.38	(.34)	—	(.34)	10.46
Class I (2/92)(e)
2012(g)	10.47	.23	.26	.49	(.23)	—	(.23)	10.73
2011	10.70	.46	(.24)	.22	(.45)	—	(.45)	10.47
2010	10.04	.45	.67	1.12	(.44)	(.02)	(.46)	10.70
2009	10.29	.44	(.26)	.18	(.43)	—	(.43)	10.04
2008	10.50	.43	(.22)	.21	(.42)	—	(.42)	10.29
2007	10.46	.42	.03	.45	(.41)	—	(.41)	10.50

54	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.69%	$73,343	.83	%*	.83	%*	4.11	%*	4%
1.78	69,162	.84		.84		4.12		9
11.11	77,430	.85		.85		4.05		1
1.85	63,367	.86		.86		4.30		15
1.84	66,838	1.00		.87		3.89		32
4.15	68,593	1.07		.87		3.78		5

4.21	1,805	1.58	*	1.58	*	3.36	*	4
1.03	2,072	1.59		1.59		3.36		9
10.31	3,700	1.60		1.60		3.32		1
1.09	6,070	1.61		1.61		3.53		15
.98	8,546	1.75		1.62		3.14		32
3.48	10,694	1.82		1.62		3.04		5

4.31	35,533	1.38	*	1.38	*	3.55	*	4
1.22	32,705	1.39		1.39		3.57		9
10.57	35,665	1.40		1.40		3.50		1
1.18	24,992	1.41		1.41		3.75		15
1.31	23,611	1.55		1.42		3.34		32
3.63	21,314	1.62		1.42		3.24		5

4.67	64,459	.63	*	.63	*	4.31	*	4
2.09	62,835	.64		.64		4.33		9
11.34	64,665	.65		.65		4.25		1
1.96	53,920	.66		.66		4.50		15
2.07	58,615	.80		.67		4.09		32
4.37	45,803	.87		.67		3.99		5

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	55

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

PENNSYLVANIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (10/86)
2012(g)	$10.28	$.22	$.29	$.51	$(.22)	$—	$(.22)	$10.57
2011	10.54	.44	(.27)	.17	(.43)	—	(.43)	10.28
2010	9.96	.44	.56	1.00	(.42)	—	(.42)	10.54
2009	10.23	.43	(.29)	.14	(.41)	—	(.41)	9.96
2008	10.39	.40	(.16)	.24	(.40)	—	(.40)	10.23
2007	10.33	.40	.06	.46	(.40)	—	(.40)	10.39
Class B (2/97)
2012(g)	10.28	.18	.29	.47	(.18)	—	(.18)	10.57
2011	10.54	.36	(.27)	.09	(.35)	—	(.35)	10.28
2010	9.97	.37	.55	.92	(.35)	—	(.35)	10.54
2009	10.24	.36	(.29)	.07	(.34)	—	(.34)	9.97
2008	10.39	.33	(.16)	.17	(.32)	—	(.32)	10.24
2007	10.34	.33	.04	.37	(.32)	—	(.32)	10.39
Class C (2/94)
2012(g)	10.23	.19	.29	.48	(.19)	—	(.19)	10.52
2011	10.49	.38	(.27)	.11	(.37)	—	(.37)	10.23
2010	9.92	.39	.55	.94	(.37)	—	(.37)	10.49
2009	10.19	.38	(.30)	.08	(.35)	—	(.35)	9.92
2008	10.35	.35	(.16)	.19	(.35)	—	(.35)	10.19
2007	10.30	.34	.06	.40	(.35)	—	(.35)	10.35
Class I (2/97)(e)
2012(g)	10.24	.23	.29	.52	(.23)	—	(.23)	10.53
2011	10.50	.46	(.27)	.19	(.45)	—	(.45)	10.24
2010	9.93	.46	.55	1.01	(.44)	—	(.44)	10.50
2009	10.20	.45	(.29)	.16	(.43)	—	(.43)	9.93
2008	10.36	.43	(.16)	.27	(.43)	—	(.43)	10.20
2007	10.31	.42	.06	.48	(.43)	—	(.43)	10.36

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.96%	$90,827	.82	%*	.82	%*	4.25	%*	2%
1.69	89,025	.82		.82		4.26		6
10.25	95,603	.83		.83		4.29		4
1.57	77,292	.84		.84		4.44		17
2.39	76,293	.84		.84		3.92		22
4.51	80,966	.86		.86		3.84		11

4.57	1,715	1.57	*	1.57	*	3.51	*	2
.92	2,210	1.57		1.57		3.50		6
9.34	3,639	1.58		1.58		3.55		4
.81	4,870	1.59		1.59		3.68		17
1.72	6,577	1.59		1.59		3.17		22
3.64	7,679	1.61		1.61		3.10		11

4.68	40,127	1.37	*	1.37	*	3.70	*	2
1.10	38,812	1.37		1.37		3.71		6
9.61	38,945	1.38		1.38		3.74		4
1.01	30,512	1.39		1.39		3.89		17
1.86	32,929	1.39		1.39		3.37		22
3.89	31,009	1.41		1.41		3.29		11

5.07	121,551	.62	*	.62	*	4.45	*	2
1.87	124,277	.62		.62		4.46		6
10.37	136,741	.63		.63		4.49		4
1.81	123,533	.64		.64		4.65		17
2.64	122,345	.64		.64		4.12		22
4.66	91,440	.66		.66		4.04		11

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

VIRGINIA
Year Ended May 31,	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
Class A (3/86)
2012(g)	$10.69	$.22	$.26	$.48	$(.23)	$—	$(.23)	$10.94
2011	10.89	.45	(.19)	.26	(.45)	(.01)	(.46)	10.69
2010	10.24	.45	.66	1.11	(.44)	(.02)	(.46)	10.89
2009	10.61	.45	(.37)	.08	(.43)	(.02)	(.45)	10.24
2008	10.81	.42	(.18)	.24	(.42)	(.02)	(.44)	10.61
2007	10.74	.43	.06	.49	(.41)	(.01)	(.42)	10.81
Class B (2/97)
2012(g)	10.66	.18	.24	.42	(.18)	—	(.18)	10.90
2011	10.86	.36	(.18)	.18	(.37)	(.01)	(.38)	10.66
2010	10.20	.36	.68	1.04	(.36)	(.02)	(.38)	10.86
2009	10.58	.37	(.38)	(.01)	(.35)	(.02)	(.37)	10.20
2008	10.78	.34	(.18)	.16	(.34)	(.02)	(.36)	10.58
2007	10.71	.34	.07	.41	(.33)	(.01)	(.34)	10.78
Class C (10/93)
2012(g)	10.68	.19	.25	.44	(.20)	—	(.20)	10.92
2011	10.88	.39	(.19)	.20	(.39)	(.01)	(.40)	10.68
2010	10.22	.39	.67	1.06	(.38)	(.02)	(.40)	10.88
2009	10.60	.40	(.39)	.01	(.37)	(.02)	(.39)	10.22
2008	10.80	.36	(.18)	.18	(.36)	(.02)	(.38)	10.60
2007	10.73	.36	.07	.43	(.35)	(.01)	(.36)	10.80
Class I (2/97)(e)
2012(g)	10.65	.23	.24	.47	(.23)	—	(.23)	10.89
2011	10.85	.46	(.18)	.28	(.47)	(.01)	(.48)	10.65
2010	10.19	.47	.67	1.14	(.46)	(.02)	(.48)	10.85
2009	10.57	.47	(.38)	.09	(.45)	(.02)	(.47)	10.19
2008	10.77	.45	(.19)	.26	(.44)	(.02)	(.46)	10.57
2007	10.71	.45	.05	.50	(.43)	(.01)	(.44)	10.77

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets(f)

Total Return(c)	Ending Net Assets (000)	Expenses Including Interest(d)		Expenses Excluding Interest		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.47%	$181,061	.80	%*	.80	%*	4.13	%*	5%
2.46	175,082	.81		.81		4.15		8
11.03	178,140	.82		.82		4.19		5
.95	156,724	.87		.83		4.50		11
2.24	194,526	.91		.83		3.95		19
4.60	199,092	.94		.83		3.89		12

3.99	2,995	1.55	*	1.55	*	3.38	*	5
1.67	3,760	1.56		1.56		3.38		8
10.37	6,710	1.57		1.57		3.46		5
.10	9,786	1.62		1.58		3.77		11
1.50	11,802	1.66		1.58		3.20		19
3.86	13,923	1.70		1.59		3.14		12

4.09	52,671	1.35	*	1.35	*	3.57	*	5
1.89	49,300	1.36		1.36		3.60		8
10.56	45,814	1.37		1.37		3.63		5
.29	36,241	1.42		1.38		3.96		11
1.67	37,527	1.46		1.38		3.39		19
4.03	35,868	1.49		1.38		3.34		12

4.48	151,936	.60	*	.60	*	4.33	*	5
2.64	146,947	.61		.61		4.35		8
11.38	147,034	.62		.62		4.39		5
1.08	131,244	.67		.63		4.71		11
2.48	138,154	.71		.63		4.14		19
4.75	77,611	.74		.63		4.09		12

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	The expense ratios reflect, among other things, the interest expense deemed to have been paid by the Fund on the floating rate certificates issued by the special purpose trusts for the self-deposited inverse floaters held by the Fund, where applicable, as described in Footnote 1 – General Information and Significant Accounting Policies, Inverse Floating Rate Securities.
(e)	Effective May 1, 2008, Class R Shares were renamed Class I Shares.
(f)	Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(g)	For the six months ended November 30, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

The Nuveen Multistate Trust I (the “Trust”) is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of the Nuveen Municipal Bond Fund 2 (“Municipal Bond 2”), Nuveen Maryland Municipal Bond Fund (“Maryland”), Nuveen Pennsylvania Municipal Bond Fund (“Pennsylvania”) and Nuveen Virginia Municipal Bond Fund (“Virginia”) (each a “Fund” and collectively, the “Funds”), among others. The Trust was organized as a Massachusetts business trust on July 1, 1996. The Funds were each organized as a series of predecessor trusts or corporations prior to that date.

Each Fund’s investment objective is to provide as high a level of current interest income exempt from regular federal, its respective state and, in some cases, its respective local income taxes as is consistent with preservation of capital. Under normal market conditions, each Fund invests at least 80% of its net assets in municipal bonds that pay interest that is exempt from regular federal income tax, and with the exception of Municipal Bond 2, its respective state personal income tax. Each Fund invests at least 80% of its net assets in investment grade municipal bonds, which are those rated BBB/Baa or higher at the time of purchase by at least one independent rating agency, or, if unrated, judged by the Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of Nuveen Fund Advisors, Inc. (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”), to be of comparable quality. Each Fund may invest up to 20% of its net assets in below-investment grade municipal bonds, commonly referred to as “high yield” or “junk” bonds. Each Fund may invest up to 15% of its net assets in municipal securities whose interest payments vary inversely with changes in short-term tax-exempt interest rates (i.e., inverse floating rate securities).

The Funds’ most recent prospectus provides further description of each Fund’s investment objective, principal strategies, and principal risks.

Fund Reorganizations

The Board of Trustees of Municipal Bond 2 (“Acquired Fund”) approved the reorganization of the Fund into Nuveen All-American Municipal Bond Fund (“Acquiring Fund”). The reorganization is subject to approval by the shareholders of the Acquired Fund. For the reorganization, upon shareholder approval, the Acquired Fund will transfer all of its assets and liabilities to the Acquiring Fund in exchange for the Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Fund and the Acquired Fund will be terminated. As a result of the reorganization, shareholders of the Acquired Fund will become shareholders of the Acquiring Fund. The shareholders of the Acquired Fund will receive the Acquiring Fund shares with a total value equal to the total value of the Acquired Fund shares immediately prior to the closing of the reorganization.

A special meeting for the shareholders of the Acquired Fund is expected to be held in April 2012, for the purpose of voting on the reorganization. If the required shareholder approvals are obtained on the meeting date, it is anticipated that the reorganization will be consummated shortly after its special shareholder meeting.

Further information regarding the proposed reorganization of the Acquired Fund will be contained in proxy materials that are expected to be sent to shareholders of the Acquired Fund in March 2012.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Trustees. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Trustees or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors

60	Nuveen Investments

may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Trustees or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At November 30, 2011, Municipal Bond 2, Maryland, Pennsylvania and Virginia had outstanding when-issued/delayed delivery purchase commitments of $1,040,196, $690,603, $1,474,949 and $1,555,571, respectively.

Investment Income

Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment, or to pursue other claims or legal actions on behalf of Fund shareholders.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares are generally sold with an up-front sales charge and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase. Class B Shares were sold without an up-front sales charge but incur a .75% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class B Shares are subject to a CDSC of up to 5% depending upon the length of time the shares are held by the investor (CDSC is reduced to 0% at the end of six years). Class B Shares automatically convert to Class A Shares eight years after purchase. Class C Shares are sold without an up-front sales charge but incur a .55% annual 12b-1 distribution fee and a .20% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Nuveen Investments	61

Notes to Financial Statements (Unaudited) (continued)

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and the related interest paid to the holders of the short-term floating rate certificates as a component of “Interest expense” on the Statement of Operations.

During the six months ended November 30, 2011, Pennsylvania invested in externally-deposited inverse floaters. The other Funds did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Each Fund may also enter into shortfall and forbearance agreements (sometimes referred to as a “recourse trust” or “credit recovery swap”) (such agreements referred to herein as “Recourse Trusts”) with a broker-dealer by which a Fund agrees to reimburse the broker-dealer, in certain circumstances, for the difference between the liquidation value of the fixed-rate bond held by the trust and the liquidation value of the floating rate certificates issued by the trust plus any shortfalls in interest cash flows. Under these agreements, a Fund’s potential exposure to losses related to or on inverse floaters may increase beyond the value of a Fund’s inverse floater investments as a Fund may potentially be liable to fulfill all amounts owed to holders of the floating rate certificates. At period end, any such shortfall is recognized as “Unrealized depreciation on Recourse Trusts” on the Statement of Assets and Liabilities. At November 30, 2011, Pennsylvania did not have any exposure to externally-deposited Recourse Trusts.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including foreign currency forwards, futures, options and swap contracts. Although the Funds are authorized to invest in such derivative instruments, and may do so in the future, they did not make any such investments during the six months ended November 30, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference

62	Nuveen Investments

between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution and service fees, are recorded to the specific class.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of November 30, 2011:

Municipal Bond 2	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$155,988,704	$475,030	$156,463,734

Maryland	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$168,479,397	$—	$168,479,397

Pennsylvania	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$252,983,069	$—	$252,983,069

Virginia	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$378,072,994	$—	$378,072,994

Nuveen Investments	63

Notes to Financial Statements (Unaudited) (continued)

The following is a reconciliation of each Fund’s Level 3 investments held at the beginning and end of the measurement period:

	Municipal Bond 2 Level 3 Municipal Bonds	Maryland Level 3 Municipal Bonds
Balance at the beginning of period	$—	$214,978
Gains (losses):
Net realized gains (losses)	—	—
Net change in unrealized appreciation (depreciation)	—	18,518
Purchases at cost	—	—
Sales at proceeds	—	(55,000)
Net discounts (premiums)	—	43
Transfers in to	475,030	—
Transfers out of	—	(178,539)
Balance at the end of period	$475,030	$—
Change in net unrealized appreciation (depreciation) during the period of Level 3 securities held as of November 30, 2011	$(137,480)	$—

During the six months ended November 30, 2011, the Funds recognized no significant transfers to or from Level 1 or Level 2. Transfers in and/or out of Level 3 are shown using end of period values.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended November 30, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Municipal Bond 2
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	126,651	$1,208,292	336,866	$3,182,245
Class A – automatic conversion of Class B Shares	12,733	121,748	77,758	736,945
Class B	255	2,434	643	6,069
Class C	24,806	236,526	175,581	1,659,923
Class I	38,753	367,305	257,041	2,448,979
Shares issued to shareholders due to reinvestment of distributions:
Class A	129,841	1,241,849	268,231	2,527,911
Class B	1,514	14,477	6,844	64,747
Class C	18,921	180,532	38,376	360,806
Class I	68,152	651,481	149,418	1,408,175
	421,626	4,024,644	1,310,758	12,395,800
Shares redeemed:
Class A	(496,681)	(4,741,581)	(1,775,371)	(16,642,846)
Class B	(57,690)	(548,328)	(160,126)	(1,499,068)
Class B – automatic conversion to Class A Shares	(12,739)	(121,748)	(77,780)	(736,945)
Class C	(75,150)	(714,902)	(345,503)	(3,204,720)
Class I	(209,596)	(2,000,069)	(1,124,063)	(10,522,712)
	(851,856)	(8,126,628)	(3,482,843)	(32,606,291)
Net increase (decrease)	(430,230)	$(4,101,984)	(2,172,085)	$(20,210,491)

64	Nuveen Investments

	Maryland
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	337,683	$3,598,968	937,679	$9,867,830
Class A – automatic conversion of Class B Shares	14,919	159,816	16,592	172,179
Class B	326	3,482	968	10,247
Class C	330,998	3,514,087	670,347	7,134,157
Class I	345,510	3,702,790	691,835	7,313,505
Shares issued to shareholders due to reinvestment of distributions:
Class A	88,351	943,205	171,766	1,808,496
Class B	2,022	21,585	5,795	61,186
Class C	36,039	383,467	71,748	753,351
Class I	58,513	625,240	123,493	1,303,234
	1,214,361	12,952,640	2,690,223	28,424,185
Shares redeemed:
Class A	(212,338)	(2,266,365)	(1,754,678)	(18,244,695)
Class B	(17,139)	(183,088)	(138,014)	(1,459,298)
Class B – automatic conversion to Class A Shares	(14,916)	(159,816)	(16,580)	(172,179)
Class C	(178,872)	(1,900,052)	(951,087)	(9,808,709)
Class I	(399,980)	(4,267,568)	(854,723)	(8,893,212)
	(823,245)	(8,776,889)	(3,715,082)	(38,578,093)
Net increase (decrease)	391,116	$4,175,751	(1,024,859)	$(10,153,908)

	Pennsylvania
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	432,713	$4,538,821	1,527,248	$15,670,707
Class A – automatic conversion of Class B Shares	24,376	256,103	69,404	721,257
Class B	224	2,352	20,954	223,981
Class C	324,126	3,383,455	686,976	7,149,415
Class I	700,998	7,326,287	2,129,698	22,042,647
Shares issued to shareholders due to reinvestment of distributions:
Class A	101,021	1,059,251	210,066	2,175,223
Class B	1,840	19,291	5,952	61,702
Class C	41,784	436,263	84,446	869,140
Class I	85,484	893,155	194,139	2,003,684
	1,712,566	17,914,978	4,928,883	50,917,756
Shares redeemed:
Class A	(624,243)	(6,539,541)	(2,218,571)	(22,741,147)
Class B	(30,400)	(317,989)	(87,826)	(903,142)
Class B – automatic conversion to Class A Shares	(24,373)	(256,103)	(69,367)	(721,257)
Class C	(344,811)	(3,602,759)	(691,475)	(7,008,201)
Class I	(1,377,713)	(14,373,297)	(3,214,513)	(32,742,645)
	(2,401,540)	(25,089,689)	(6,281,752)	(64,116,392)
Net increase (decrease)	(688,974)	$(7,174,711)	(1,352,869)	$(13,198,636)

Nuveen Investments	65

Notes to Financial Statements (Unaudited) (continued)

	Virginia
	Six Months Ended 11/30/11		Year Ended 5/31/11
	Shares	Amount	Shares	Amount
Shares sold:
Class A	828,445	$9,028,503	2,851,498	$30,456,124
Class A – automatic conversion of Class B Shares	34,067	370,266	112,241	1,209,303
Class B	457	4,963	4,661	50,301
Class C	466,565	5,082,549	1,152,059	12,457,533
Class I	875,123	9,498,519	2,333,654	24,911,709
Shares issued to shareholders due to reinvestment of distributions:
Class A	196,203	2,138,036	398,821	4,274,715
Class B	3,551	38,569	10,991	117,795
Class C	53,083	577,733	104,870	1,121,750
Class I	118,244	1,283,302	235,538	2,513,553
	2,575,738	28,022,440	7,204,333	77,112,783
Shares redeemed:
Class A	(877,310)	(9,542,259)	(3,340,030)	(35,425,626)
Class B	(47,938)	(520,567)	(168,301)	(1,794,079)
Class B – automatic conversion to Class A Shares	(34,161)	(370,266)	(112,652)	(1,209,303)
Class C	(313,884)	(3,413,767)	(851,203)	(9,028,118)
Class I	(844,297)	(9,134,745)	(2,323,515)	(24,442,933)
	(2,117,590)	(22,981,604)	(6,795,701)	(71,900,059)
Net increase (decrease)	458,148	$5,040,836	408,632	$5,212,724

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments, where applicable) during the six months ended November 30, 2011, were as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Purchases	$33,862,234	$7,983,825	$3,795,271	$19,671,097
Sales and maturities	36,419,606	7,085,550	9,247,899	19,443,400

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing taxable market discount, timing differences in recognizing certain gains and losses on investment transactions and the treatment of investments in inverse floating rate securities reflected as financing transactions, if any. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At November 30, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Cost of investments	$152,267,109	$164,031,902	$244,078,718	$369,972,514
Gross unrealized:
Appreciation	$7,017,863	$7,942,014	$11,802,291	$16,428,210
Depreciation	(2,821,238)	(3,494,519)	(2,897,940)	(8,327,730)
Net unrealized appreciation (depreciation) of investments	$4,196,625	$4,447,495	$8,904,351	$8,100,480

Permanent differences, primarily due to federal taxes paid, taxable market discount and distribution character reclassifications, resulted in reclassifications among the Funds’ components of net assets at May 31, 2011, the Funds’ last tax year-end, as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Capital paid-in	$1,504	$—	$—	$—
Undistributed (Over-distribution of) net investment income	(18,586)	(263)	(27,218)	(1,527)
Accumulated net realized gain (loss)	17,082	263	27,218	1,527

66	Nuveen Investments

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at May 31, 2011, the Funds’ last tax year end, were as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Undistributed net tax-exempt income*	$781,748	$915,434	$1,533,058	$1,805,553
Undistributed net ordinary income**	16,920	6,092	109,389	10,342
Undistributed net long-term capital gains	—	214,369	—	450,295
*	Undistributed net tax-exempt income (on a tax basis) has not been reduced for the dividends declared during the period May 1, 2011 through May 31, 2011, and paid on June 1, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax year ended May 31, 2011, was designated for purposes of the dividends paid deduction as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Distributions from net tax-exempt income	$8,058,374	$7,164,102	$11,258,819	$15,869,357
Distributions from net ordinary income**	—	—	—	171,029
Distributions from net long-term capital gains	—	—	—	183,842
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At May 31, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Municipal Bond 2	Pennsylvania
Expiration:
May 31, 2012	$9,145,046	$—
May 31, 2013	1,289,937	—
May 31, 2016	189,437	—
May 31, 2017	394,228	—
May 31, 2018	14,072,619	399,976
Total	$25,091,267	$399,976

During the last tax year ended May 31, 2011, the following Funds utilized capital loss carryforwards as follows:

	Municipal Bond 2	Maryland	Pennsylvania
Utilized capital loss carryforwards	$384,957	$17,791	$665,507

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through May 31, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Funds have elected to defer post-October losses as follows:

	Municipal Bond 2	Pennsylvania
Post-October capital losses	$112,752	$437,992

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Fund-Level Fee Rate
For the first $125 million	.3500%
For the next $125 million	.3375
For the next $250 million	.3250
For the next $500 million	.3125
For the next $1 billion	.3000
For the next $3 billion	.2750
For net assets over $5 billion	.2500

Nuveen Investments	67

Notes to Financial Statements (Unaudited) (continued)

The annual complex-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445

*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by a TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of November 30, 2011, the complex-level fee rate for each of these Funds was ..1774%.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation. The Adviser has entered into sub-advisory agreements with the Sub-Adviser under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Trust pays no compensation directly to those of its trustees who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Trustees has adopted a deferred compensation plan for independent trustees that enables trustees to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

The Adviser may voluntarily reimburse expenses from time to time in any of the Funds. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

During the six months ended November 30, 2011, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Sales charges collected	$7,554	$55,835	$50,644	$120,911
Paid to financial intermediaries	6,595	48,036	44,597	105,145

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended November 30, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
Commission advances	$3,782	$37,244	$38,344	$58,606

To compensate for commissions advanced to financial intermediaries, all 12b-1 service fees collected on Class B Shares during the first year following a purchase, all 12b-1 distribution fees collected on Class B Shares, and all 12b-1 service and distribution fees collected on Class C Shares during the first year following a purchase are retained by the Distributor. During the six months ended November 30, 2011, the Distributor retained such 12b-1 fees as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
12b-1 fees retained	$10,413	$29,037	$26,581	$48,846

68	Nuveen Investments

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended November 30, 2011, as follows:

	Municipal Bond 2	Maryland	Pennsylvania	Virginia
CDSC retained	$1,367	$1,424	$7,322	$2,186

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued an Accounting Standard Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective by the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, the ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

Nuveen Investments	69

Glossary of Terms Used in this Report

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Inverse Floating Rate Securities: Inverse floating rate securities, also known as inverse floaters or tender option bonds (TOBs), are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. The Lipper General Municipal Debt Funds Classification Average contained 252, 252, 193 and 161 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Maryland Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Maryland Municipal Debt Funds Classification. The Lipper Maryland Municipal Debt Funds Classification Average contained 35, 35, 30 and 23 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Pennsylvania Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Pennsylvania Municipal Debt Funds Classification. The Lipper Pennsylvania Municipal Debt Funds Classification Average contained 60, 60, 53 and 47 funds for the 6-month, 1- year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Virginia Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Virginia Municipal Debt Funds Classification. The Lipper Virginia Municipal Debt Funds Classification Average contained 31, 31, 25 and 24 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended November 30, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Standard & Poor’s (S&P) Maryland Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Maryland municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) National Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade U.S. municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Pennsylvania Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Pennsylvania municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Standard & Poor’s (S&P) Virginia Municipal Bond Index: An unleveraged, market value-weighted index designed to measure the performance of the tax-exempt, investment-grade Virginia municipal bond market. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Zero Coupon Bond: A zero coupon bond does not pay a regular interest coupon to its holders during the life of the bond. Tax-exempt income to the holder of the bond comes from accretion of the difference between the original purchase price of the bond at issuance and the par value of the bond at maturity and is effectively paid at maturity. The market prices of zero coupon bonds generally are more volatile than the market prices of bonds that pay interest periodically.

70	Nuveen Investments

Additional Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL

Custodian

State Street Bank & Trust Company

Boston, MA

Transfer Agent and Shareholder Services

Boston Financial

Data Services, Inc.

Nuveen Investor Services

P.O. Box 8530

Boston, MA 02266-8530

(800) 257-8787

Quarterly Portfolio of Investments and Proxy Voting information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	71

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of Nuveen Asset Management, NWQ, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-MS1-1111P

Mutual Funds

Nuveen Municipal Bond Funds

Dependable, tax-free income because it’s not what you earn, it’s what you keep.®

Semi-Annual Report

October 31, 2011

Share Class / Ticker Symbol

Fund Name	Class A	Class C	Class C1	Class I
Nuveen Intermediate Tax Free Fund	FAMBX	—	FMBCX	FMBIX
Nuveen Short Term Municipal Bond Fund (formerly Nuveen Short Tax Free Fund)	FSHAX	NSVCX	—	FSHYX
Nuveen Tax Free Fund	FJNTX	—	FJCTX	FYNTX

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Must be preceded by or accompanied by a prospectus.	NOT FDIC INSURED	MAY LOSE VALUE	NO BANK GUARANTEE

Chairman’s

Letter to Shareholders

Dear Shareholders,

These are perplexing times for investors. The global economy continues to struggle. The solutions being implemented in the eurozone to deal with the debt crises of many of its member countries are not yet seen as sufficient by the financial markets. The political paralysis in the U.S. has prevented the compromises necessary to deal with the fiscal imbalance and government spending priorities. The efforts by individual consumers, governments and financial institutions to reduce their debts are increasing savings but reducing demand for the goods and services that drive employment. These developments are undermining the rebuilding of confidence by consumers, corporations and investors that is so essential to a resumption of economic growth.

Although it is painfully slow, progress is being made. In Europe, the turnover of a number of national governments reflects the realization by politicians and voters alike that leaders who practiced business as usual had to be replaced by leaders willing to face problems and accept the hard choices needed to resolve them. The recent coordinated efforts by central banks in the U.S. and Europe to provide liquidity to the largest European banks indicates that these monetary authorities are committed to facilitating a recovery in the European banking sector.

In the U.S., the failure of the congressionally appointed Debt Reduction Committee was a blow to those who hoped for a bipartisan effort to finally begin addressing the looming fiscal crisis. Nevertheless, Congress and the administration cannot ignore the issue for long. The Bush era tax cuts are scheduled to expire on December 31, 2012, and six months later the $1.2 trillion of mandatory across-the-board spending cuts under the Budget Control Act of 2011 begin to go into effect. Any legislative modification would require bipartisan support and the prospects for a bipartisan solution are unclear. The impact of these two developments would be a mixed blessing: a meaningful reduction in the annual budget deficit at the cost of slowing the economic recovery.

It is in these particularly volatile markets that professional investment management is most important. Skillful investment teams who have experienced challenging markets and remain committed to their investment disciplines are critical to the success of an investor’s long-term objectives. In fact, many long-term investment track records are built during challenging markets when managers are able to protect investors against these economic crosscurrents. Experienced investment teams know that volatile markets put a premium on companies and investment ideas that will weather the short-term volatility and that compelling values and opportunities are opened up when markets overreact to negative developments. By maintaining appropriate time horizons, diversification and relying on practiced investment teams, we believe that investors can achieve their long-term investment objectives.

As always, I encourage you to contact your financial consultant if you have any questions about your investment in a Nuveen Fund. On behalf of the other members of your Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

Robert P. Bremner

Chairman of the Board

December 21, 2011

4	Nuveen Investments

Portfolio Managers’ Comments

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements, and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A, and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments. Paul Brennan, CFA, CPA, who has 20 years of investment experience, manages the Intermediate Tax Free Fund. Chris Drahn, CFA, with 31 years of investment experience, manages the Short Term Municipal Bond Fund. Doug White, CFA, with 28 years of investment experience, manages the Tax Free Fund.

Effective August 31, 2011, the Nuveen Short Term Municipal Bond Fund changed its name from Nuveen Short Tax Free Fund. There were no changes in the Fund’s investment objectives, policies or portfolio management personnel.

On September 26, 2011, the Board of Trustees of the Nuveen Intermediate Tax Free Fund approved the reorganization of the Fund into the Nuveen Intermediate Duration Municipal Bond Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Intermediate Tax Free Fund. If shareholders approve the reorganization, the Nuveen Intermediate Tax Free Fund will be terminated and each shareholder will receive Nuveen Intermediate Duration Municipal Bond Fund shares with a total value equal to the total value of that shareholder’s Nuveen Intermediate Tax Free Fund shares immediately prior to the closing of the reorganization. A special meeting of Nuveen Intermediate Tax Free Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-January 2012. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Nuveen Intermediate Tax Free Fund in mid-December 2011.

On November 18, 2011, the Board of Trustees of the Nuveen Tax Free Fund approved the reorganization of the Fund into the Nuveen All-American Municipal Bond Fund. In order for the reorganization to occur, it must be approved by the shareholders of the Nuveen Tax Free Fund. If shareholders approve the reorganization, the Nuveen Tax Free Fund will be terminated and each shareholder will receive Nuveen All-American Municipal Bond Fund shares with a total value equal to the total value of that shareholder’s Nuveen Tax Free Fund shares immediately prior to the closing of the reorganization. A special meeting of Nuveen Tax Free Fund’s shareholders for the purpose of voting on the reorganization is expected to be held in mid-March 2012. Further information regarding the proposed reorganization will be contained in proxy materials that are expected to be sent to shareholders of the Nuveen Tax Free Fund in late February/early March 2012.

Nuveen Investments	5

How did the Funds perform during the six-month period ended October 31, 2011?

The tables in the Fund Performance and Expense Ratios section of this report provide total return performance information for the six-month, one-year, five-year, ten-year and since inception periods ending October 31, 2011. Each Fund’s Class A Share total returns at net asset value (NAV) are compared with the performance of the appropriate Barclays Capital Municipal Bond Index and Lipper classification average.

What strategies were used to manage the Funds during the six-month reporting period? How did these strategies influence performance?

All of the Funds continued to employ the same fundamental investment strategies and tactics used in previous years, although our ability to implement those strategies depended on the individual characteristics of the portfolios, as well as market conditions. Going into the reporting period, we were generally comfortable with the Funds’ positionings and saw little need to make large-scale shifts in holdings.

Nuveen Intermediate Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital 1-15 Year Blend Municipal Bond Index and the Lipper Intermediate Municipal Debt Funds Classification Average for the six-month period ended October 31, 2011.

The municipal bond market rallied for much of the period, benefiting from falling U.S. Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted earlier dramatic predictions by some market observers. Although the tide turned slightly against the municipal market as supply started to increase in October, it wasn’t enough to take away the positive returns for the segment overall during the six-month period.

As interest rates fell during the period, the municipal yield curve flattened with yields on five-year and longer maturity bonds declining the most. In this environment, the Fund’s sensitivity to interest rates was the biggest positive influence on performance relative to its benchmark and peers. As rates came down, performance benefited because prices increased more in seven-year and longer maturities where the Fund was extensively invested.

Another influential driver of performance was the Fund’s relatively higher weightings in the lower rated credit quality categories. As yields dropped lower, investors became willing to take on more risk and some bought lower rated bonds (A-rated and below) in their quest for extra yield. Lower quality, higher yielding bonds were bid up more than higher rated bonds and outperformed during the period. Therefore, the Fund benefited significantly from its weightings in BBB-rated and A-rated bonds.

In terms of sectors, performance was enhanced by exposure to tobacco settlement, health care and higher education bonds. Tobacco settlement bonds were a relatively new area of investment, while health care securities have been a significant holding for some time. We have emphasized health care bonds over the long term because of their historically

6	Nuveen Investments

beneficial income attributes and manageable credit risk profiles. Also, many of the Fund’s health care and higher education holdings are in the BBB and A rating categories, which was beneficial during this period.

As in all types of market environments, we used fundamental credit research to find bonds that we considered to be attractively valued and backed by financially solid issuers. We combined this bottom-up investing approach of seeking value where we can find it with top-down efforts to manage overall risk. Because we believed the Fund was well positioned, its sector weights remained largely unchanged during the period. However, we did make a few minor adjustments as we found attractive individual opportunities in select categories. As mentioned, we added very modestly to the Fund’s position in tobacco settlement bonds.

We also continued to emphasize various tax-obligation categories, which together represented the largest segment of the Fund. We like to favor bonds representing projects that provide essential services like schools, infrastructure, water/sewer systems and bridges.

We also allowed the Fund’s duration (its price sensitivity to changes in interest rates) to trend a little lower after the recent bout of strong municipal market performance, which brought it more in line with the Barclays Capital benchmark. Throughout the period, we continued to structure the Fund’s portfolio using mostly longer, intermediate-term securities, while keeping its overall average maturity in the eight- to nine-year range, similar to the benchmark.

Nuveen Short Term Municipal Bond Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital 3-Year Municipal Bond Index and the Lipper Short Municipal Debt Funds Classification Average for the six-month period ended October 31, 2011.

The municipal bond market rallied for much of the period, benefiting from falling U.S. Treasury rates as investors shifted away from riskier asset classes. Adding support to the market were the still-depressed supply levels as well as the low number of defaults, which contradicted earlier dramatic predictions by some market observers. Although the tide turned slightly against the municipal market as supply started to increase in October, it wasn’t enough to take away the positive returns for the segment overall during the six-month period.

As interest rates fell during the six-month period, the municipal yield curve flattened with yields on five-year and longer maturity bonds declining the most. Yields at the short end of the curve fell slightly. In this environment, the Fund’s maturity structure proved beneficial to its relative performance. We continued to structure the Fund with a significant weighting in very short-term bonds maturing in less than a year combined with a number of bonds with maturities spread out across the five- to ten-year maturity spectrum in order to pick up extra yield. Comparatively speaking, the Barclays Capital benchmark is primarily comprised of bonds with maturities between two and four years. Our strategy benefited relative performance during the period as the Fund’s five- to ten-year bonds, with their higher yields and positive price movements, outperformed the

Nuveen Investments	7

two- to four-year segment. However, the Fund’s short-term and cash equivalent holdings, which served to balance out the longer weightings, provided very small returns during the period. With this structure, the Fund still had an overall average maturity of approximately three years, similar to the Barclays Capital Index.

In terms of credit quality, the Fund was rewarded for its slight overweighting in mid-grade credits (A-rated and BBB-rated bonds). Also, the Fund’s positions in non-rated bonds aided results as the index has negligible exposure in this segment. Lower rated bonds outperformed higher rated bonds over the six-month period, benefiting from their meaningful yield advantages. Likewise, the Fund’s underweight position in AAA- and AA-rated bonds helped relative performance.

Most of the Fund’s non-rated exposure was in short maturity, senior housing bonds, which performed well due to their extra yield. In other areas, the Fund’s relative performance benefited from its meaningful weighting in the health care/hospital sector. We’ve favored this sector over the long term because of the beneficial income attributes and manageable credit risk these bonds have historically represented. As investors returned to the municipal market and searched for higher yielding alternatives, the health care sector outperformed the market overall. We also benefited from the Fund’s positions in bonds subject to the alternative minimum tax (AMT). At the front end of the curve, where yields can be very low, we do at times use bonds subject to AMT in order to pick up extra yield.

We did not make any major strategic changes to the Fund’s duration, or price sensitivity to interest rate movements, keeping it more in line with the Barclays Capital benchmark. Therefore, it did not have much of a performance impact during the period.

The Fund continued to be fairly diversified across sectors and states as we relied on our fundamental credit research to find what we believed were attractively valued bonds backed by financially solid issuers. While the Fund’s credit quality and sector breakdowns didn’t change much over the period, we did make a few minor adjustments based on market conditions. In light of the recent yield curve flattening and the Federal Reserve’s commitment to keep short rates low until mid-2013, we slightly repositioned the maturity profile of the Fund to a more laddered structure. With little risk of a sustained rise in rates over the short term, we whittled down the Fund’s cash equivalents and increased its overall weightings in the two- to five-year maturity range without extending the overall three-year average maturity of the portfolio. We also added select holdings — mainly in the A and BBB credit categories — in the airport, industrial development revenue, higher education, health care, general obligation, student loan and essential service utility bond sectors. To fund these purchases, we used the proceeds from calls, maturities and inflows into the Fund.

Nuveen Tax Free Fund

The Fund’s Class A Shares at net asset value (NAV) outperformed both the Barclays Capital Municipal Bond Index and the Lipper General Municipal Debt Funds Classification Average for the six-month period ended October 31, 2011.

The municipal bond market rallied for much of the period, benefiting from falling U.S. Treasury rates as investors shifted away from riskier asset classes. Adding support to the

8	Nuveen Investments

market were the still-depressed supply levels as well as the low number of defaults, which contradicted earlier dramatic predictions by some market observers. Although the tide turned slightly against the municipal market as supply started to increase in October, it wasn’t enough to take away the positive returns for the segment overall during the six-month period.

Sector emphasis was the biggest positive contributor to performance, both in terms of the Fund’s holdings and our security selection. In three sectors — health care, higher education and electric utilities — the Fund benefited from overweight positions versus the index. As investors returned to the municipal market and searched for higher yielding alternatives, these sectors performed well. Also, our security selection was strong in these three areas as our positions outperformed those in the index. In the local general obligation (GO) segment, the Fund’s results were aided by our underweight stance and solid security selection. Local GOs, which are highly reliant on property taxes as a source of revenue, underperformed the index as investors were concerned about the segment in light of the ongoing housing market struggles. However, the Fund benefited from owning some higher quality bonds within the local GO sector that were better able to weather the storm. While the Fund experienced very few areas of weakness, select holdings in the pre-refunded, housing and corporate-backed sectors underperformed.

In terms of credit quality, lower rated bonds outperformed higher rated bonds over the six-month period. Therefore, the Fund’s overweighting in BBB-rated and non-rated bonds relative to the Barclays Capital Index helped its performance. In particular, the Fund’s positions in non-rated bonds benefited results as the index has virtually no exposure in this segment.

As interest rates fell during the six-month period, the municipal yield curve flattened with yields on five-year and longer maturity bonds declining the most during the period. As has typically been the case, the Fund had a significant overweight in the longest maturity bonds, 20 years and beyond. As a result of the yield curve flattening, this overweight had a positive impact on the Fund’s relative performance as these longer bonds increased more in price. Yields at the short end of the curve also fell during the period, but by less than longer maturity bonds. However, the Fund continued to be structured with very few holdings in bonds with maturities of seven years and under so this segment had less impact on performance relative to the index.

Although the yield curve flattened during the period, it remained relatively steep by historical standards. Therefore, we did not make any strategic changes to the Fund’s duration (price sensitivity to interest-rate movements), keeping it longer than its benchmark throughout the period.

As in all types of market environments, we continued to focus on using fundamental credit research to find what we believed were attractively valued bonds backed by financially solid issuers. While the Fund’s credit quality and sector breakdowns didn’t change much over the period, we did make a few minor adjustments based on market conditions. We selectively reduced the Fund’s weightings in higher quality GO bonds and invested the proceeds in some essential service revenue bonds like water and sewer, which we believed had better return potential. We also maintained the Fund’s overweighting in

Nuveen Investments	9

longer maturities and increased exposure to 30-year bonds. The continued steepness of the yield curve made the values we were seeing in longer maturities more attractive to us. To fund these purchases, we used proceeds from some sales in the seven- to nine-year range as well as modest inflows into the Fund. We continued to emphasize mid-quality bonds, which we have done historically due to the value these positions have represented.

As is typical, we engaged in a number of tactical sales in the Fund as opportunities arose, whereby we sell holdings and replace them with bonds that we believe have more attractive long-term values. These tactical trades usually take place with investors who are looking for bonds with certain types of structures or characteristics and are willing to pay us attractive prices for bonds that we own.

Risk Considerations

Mutual fund investing involves risk; principal loss is possible. Debt or fixed income securities are subject to credit risk and interest rate risk. The value of, and income generated by debt securities will decrease or increase based on changes in market interest rates. As interest rates rise, bond prices fall. Credit risk refers to an issuer’s ability to make interest and principal payments when due. Below investment grade bonds carry heightened credit risk and potential for default.

Dividend Information

The Class A, Class C1 and Class I Shares of the Nuveen Intermediate Tax Free Fund experienced dividend increases in September 2011. The Class A and Class I Shares of the Nuveen Short Term Municipal Bond Fund had dividend increases in June and September 2011. The Class A, Class C1 and Class I Shares of the Nuveen Tax Free Fund had dividend increases in June and September 2011.

Each Fund seeks to pay dividends at a rate that reflects the past and projected performance of the Fund. To permit a Fund to maintain a more stable monthly dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income actually earned by the Fund during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s net asset value. Conversely, if the Fund has cumulatively paid in dividends more than it has earned, the excess will constitute a negative UNII that will likewise be reflected in the Fund’s net asset value. Each Fund will, over time, pay all its net investment income as dividends to shareholders. As of October 31, 2011, all three Funds had positive UNII balances, based upon our best estimate, for tax purposes and positive UNII balances for financial reporting purposes.

10	Nuveen Investments

Fund Performance and Expense Ratios (Unaudited)

The Fund Performance and Expense Ratios for each Fund are shown on the following three pages.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Income is generally exempt from regular federal income taxes. Some income may be subject to state and local income taxes and to the federal alternative minimum tax. Capital gains, if any, are subject to tax.

Returns may reflect a contractual agreement between certain Funds and the investment adviser to waive certain fees and expenses; see Notes to Financial Statements, Footnote 7 — Management Fees and Other Transactions with Affiliates for more information. In addition, returns may reflect a voluntary expense limitation by the Funds’ investment adviser that may be modified or discontinued at any time without notice. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees. Fund returns assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for the Funds’ Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect the Funds’ total operating expenses (before fee waivers or expense reimbursements, if any) as shown in the Funds’ most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	11

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Intermediate Tax Free Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	4.24%	3.36%	4.53%	4.27%
Class A Shares at maximum Offering Price	1.14%	0.28%	3.89%	3.96%
Barclays Capital 1-15 Year Blend Municipal Bond Index***	3.87%	3.62%	5.04%	N/A
Lipper Intermediate Municipal Debt Funds Classification Average***	3.72%	3.04%	4.05%	3.90%

Class I Shares	4.24%	3.42%	4.59%	4.38%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class C1 Shares	3.90%	2.76%	4.79%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	6.28%	3.46%	4.70%	4.40%
Class A Shares at maximum Offering Price	3.08%	0.39%	4.06%	4.08%
Class I Shares	6.29%	3.51%	4.76%	4.51%

	Cumulative	Average Annual

	6-Month	1-Year	Since Inception**
Class C1 Shares	5.92%	2.84%	5.25%

Class A Shares have a maximum 3.00% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.82%
Class C1 Shares	1.27%
Class I Shares	0.62%

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class C1 Shares are from 10/28/09.

***	Refer to the Glossary of Terms Used in the Report for definitions.

12	Nuveen Investments

Nuveen Short Term Municipal Bond Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	2.00%	1.95%	3.11%	2.71%
Class A Shares at maximum Offering Price	-0.59%	-0.62%	2.59%	2.41%
Barclays Capital 3-Year Municipal Bond Index***	1.47%	1.95%	4.24%	3.50%
Lipper Short Municipal Debt Funds Classification Average***	1.09%	1.20%	2.47%	2.27%

Class I Shares	2.09%	2.12%	3.27%	2.86%

Cumulative

Since Inception**
Class C Shares	-0.22%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	Since Inception**
Class A Shares at NAV	2.89%	2.12%	3.21%	2.76%
Class A Shares at maximum Offering Price	0.37%	-0.45%	2.68%	2.46%
Class I Shares	2.99%	2.39%	3.36%	2.91%

Cumulative

Since Inception**
Class C Shares	0.04%

Class A Shares have a maximum 2.50% sales charge (Offering Price). Class A Share purchases of $250,000 or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.71%
Class C Shares	1.06%
Class I Shares	0.51%

*	Six-month returns are cumulative; all other returns are annualized.

**	Since inception returns for Class A Shares and I Shares, as well as for the comparative index and Lipper classification average, are from 10/25/02. Since inception returns for C Shares are from 8/31/11.

***	Refer to the Glossary of Terms Used in the Report for definitions.

Nuveen Investments	13

Fund Performance and Expense Ratios (Unaudited) (continued)

Nuveen Tax Free Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this page.

Fund Performance

Average Annual Total Returns as of October 31, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	7.33%	4.44%	4.47%	4.78%
Class A Shares at maximum Offering Price	2.85%	0.02%	3.57%	4.32%
Barclays Capital Municipal Bond Index**	5.56%	3.78%	4.80%	4.93%
Lipper General Municipal Debt Funds Classification Average**	5.94%	2.83%	3.31%	3.90%

Class C1 Shares	7.14%	3.88%	3.89%	4.29%
Class I Shares	7.34%	4.53%	4.54%	4.95%

Latest Calendar Quarter – Average Annual Total Returns as of September 30, 2011*

	Cumulative	Average Annual

	6-Month	1-Year	5-Year	10-Year
Class A Shares at NAV	10.33%	4.52%	4.69%	4.96%
Class A Shares at maximum Offering Price	5.65%	0.13%	3.79%	4.51%
Class C1 Shares	9.95%	3.85%	4.12%	4.46%
Class I Shares	10.34%	4.60%	4.79%	5.14%

Class A Shares have a maximum 4.20% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within eighteen months of purchase. Class C1 Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

Expense Ratios
Class A Shares	0.85%
Class C1 Shares	1.30%
Class I Shares	0.65%

*	Six-month returns are cumulative; all other returns are annualized.

**	Refer to the Glossary of Terms Used in the Report for definitions.

14	Nuveen Investments

Yields (Unaudited) as of October 31, 2011

Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.

The SEC 30-Day Yield is a standardized measure of a Fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Dividend Yield may differ from the SEC 30-Day Yield because the Fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

The Taxable-Equivalent Yield represents the yield that must be earned on a fully taxable investment in order to equal the yield of the Fund on an after-tax basis at a specified tax rate. With respect to investments that generate qualified dividend income that is taxable at a maximum rate of 15%, the Taxable-Equivalent Yield is lower.

Nuveen Intermediate Tax Free Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	3.65%	2.66%	3.69%
Class C1 Shares	3.31%	2.12%	2.94%
Class I Shares	3.94%	2.76%	3.83%

Nuveen Short Term Municipal Bond Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	1.97%	1.31%	1.82%
Class C Shares	1.67%	0.92%	1.28%
Class I Shares	2.20%	1.51%	2.10%

Nuveen Tax Free Fund

	Dividend Yield	SEC 30-Day Yield	Taxable- Equivalent Yield[1]
Class A Shares[2]	4.01%	3.93%	5.46%
Class C1 Shares	3.77%	3.36%	4.67%
Class I Shares	4.41%	4.01%	5.57%

1	The Taxable-Equivalent Yield is based on the Fund’s 30-Day Yield on the indicated date and a combined federal and state income tax rate of 28.0%.

2	The SEC Yield for Class A shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	15

Holding Summaries (Unaudited) as of October 31, 2011

This data relates to the securities held in each Fund’s portfolio of investments. It should not be construed as a measure of performance for the Fund itself.

Ratings shown are the highest rating given by one of the following national rating agencies: Standard & Poor’s Group, Moody’s Investors Service, Inc. or Fitch, Inc. Credit ratings are subject to change. AAA, AA, A and BBB are investment grade ratings; BB, B, CCC, CC, C and D are below-investment grade ratings. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities. Holdings designated N/R are not rated by a national rating agency.

Nuveen Intermediate Tax Free Fund

Bond Credit Quality1

Nuveen Short Term Municipal Bond Fund

Bond Credit Quality1

Portfolio Composition[1]
Tax Obligation/General	27.4%
Health Care	19.8%
Tax Obligation/Limited	12.1%
Education and Civic Organizations	11.0%
U.S. Guaranteed	8.3%
Long-Term Care	7.6%
Utilities	5.3%
Other	8.5%

Portfolio Composition[1]
Health Care	22.4%
Education and Civic Organizations	19.0%
Tax Obligation/Limited	14.0%
Tax Obligation/General	11.2%
Transportation	8.0%
Long-Term Care	7.8%
Utilities	5.7%
Other	11.9%

States/U.S. Territories[1]
Illinois	14.5%
California	11.1%
Texas	10.5%
Colorado	8.1%
Arizona	5.0%
Washington	4.5%
Tennessee	4.0%
Kansas	3.1%
Massachusetts	3.1%
Florida	2.7%
North Carolina	2.5%
Pennsylvania	2.2%
Michigan	2.1%
Minnesota	2.1%
Missouri	2.1%
Wisconsin	2.0%
Ohio	1.6%
Other	18.8%

States/U.S. Territories[1]
California	9.9%
Florida	7.9%
Texas	7.0%
Pennsylvania	5.6%
Minnesota	5.3%
Virginia	4.6%
New Jersey	4.1%
Arizona	4.0%
Colorado	4.0%
Michigan	4.0%
Missouri	3.2%
Illinois	3.0%
Ohio	3.0%
Massachusetts	2.8%
Iowa	2.8%
South Carolina	2.2%
Georgia	2.1%
Kansas	1.8%
Indiana	1.7%
Tennessee	1.4%
Other	19.6%

1	As a percentage of total investments excluding money market funds as of October 31, 2011. Holdings are subject to change.

16	Nuveen Investments

Holding Summaries (Unaudited) (continued) as of October 31, 2011

Nuveen Tax Free Fund

Bond Credit Quality1

Portfolio Composition[1]
Health Care	24.5%
Long-Term Care	13.0%
Utilities	12.0%
Education and Civic Organizations	11.6%
Tax Obligation/Limited	9.9%
Tax Obligation/General	8.8%
Transportation	7.6%
Other	12.6%

States/U.S. Territories[1]
Texas	14.7%
Arizona	8.6%
California	8.4%
Illinois	7.9%
Florida	5.5%
Pennsylvania	4.3%
South Dakota	4.0%
Georgia	3.7%
Colorado	3.3%
Michigan	3.0%
Minnesota	3.0%
Wisconsin	2.7%
Oregon	2.6%
Puerto Rico	2.3%
Washington	2.2%
Massachusetts	2.0%
North Carolina	1.8%
Tennessee	1.8%
Other	18.2%

1	As a percentage of total investments excluding money market funds as of October 31, 2011. Holdings are subject to change.

Nuveen Investments	17

Expense Examples (Unaudited)

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds. Since the Class C expense example for Nuveen Short Term Municipal Bond reflect only the first 62 days of the class’ operations they may not provide a meaningful understanding of the class’ ongoing expenses.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held for the period.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on the respective Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other Funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Intermediate Tax Free Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,042.40	$1,039.00	$1,042.40	$1,021.37	$1,018.55	$1,021.82
Expenses Incurred During Period	$3.85	$6.71	$3.39	$3.81	$6.65	$3.35

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.31% and .66% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

Nuveen Short Term Municipal Bond Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C Shares	I Shares	A Shares	C Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,020.00	$997.80	$1,020.90	$1,021.52	$1,019.76	$1,022.52
Expenses Incurred During Period	$3.66	$5.37	$2.64	$3.66	$5.43	$2.64

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .72% and .52% for Classes A and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period). For Class C of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.07%, multiplied by the average account value over the period, multiplied by 62/365 (to reflect the days in the period since class commencement of operations).

Nuveen Tax Free Fund

				Hypothetical Performance
	Actual Performance			(5% annualized return before expenses)
	A Shares	C1 Shares	I Shares	A Shares	C1 Shares	I Shares
Beginning Account Value (5/01/11)	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value (10/31/11)	$1,073.30	$1,071.40	$1,073.40	$1,021.37	$1,018.45	$1,021.72
Expenses Incurred During Period	$3.91	$6.93	$3.54	$3.81	$6.75	$3.46

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of .75%, 1.33% and .68% for Classes A, C1 and I, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period).

18	Nuveen Investments

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	MUNICIPAL BONDS – 98.4%

	Alabama – 1.4%

$755	Health Care Authority for Baptist Health, Alabama, Revenue Bonds, Baptist Health, Series 2006D, 5.000%, 11/15/15	No Opt. Call	A3		$801,538

1,130	Huntsville, Alabama, Electric System Revenue Warrants, Refunding Series 2007, 4.000%, 12/01/18 – AGM Insured	12/17 at 100.00	AA+		1,249,950

2,000	Mobile, Alabama, General Obligation Warrants, Improvement and Refunding Series 2008B, 5.000%, 2/15/20	No Opt. Call	Aa2		2,226,400

	University of Alabama, Birmingham, Hospital Revenue Bonds, Birmingham Hospital, Series 2008A:
1,500	5.000%, 9/01/18	No Opt. Call	A+		1,658,175
4,000	5.750%, 9/01/22	9/18 at 100.00	A+		4,423,480
9,385	Total Alabama				10,359,543
	Alaska – 0.0%

400	Aleutians East Burough Project, Alaska, Revenue Bonds, Series 2006, 4.375%, 6/01/15 – ACA Insured	No Opt. Call	N/R		374,224
	Arizona – 4.9%

4,120	Arizona Board of Regents, Certificates of Participation, University of Arizona Projects, Refunding Series 2007B, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	AA–		4,474,938

3,150	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates – Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	N/R	(4)	3,571,344

150	Arizona State Game and Fish Department and Commission, Beneficial Interest Certificates in Lease Purchase Agreement, AGF Administration Building Project, Series 2006, 4.500%, 7/01/15	No Opt. Call	A3		163,274

1,945	Arizona State, Certificates of Participation, Series 2008A, 4.000%, 9/01/17 – AGM Insured	No Opt. Call	AA+		2,105,463

	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A:
1,000	5.000%, 7/01/16 – AMBAC Insured	No Opt. Call	Aa3		1,127,530
1,050	5.000%, 7/01/17 – AMBAC Insured	No Opt. Call	Aa3		1,190,826

6,000	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	No Opt. Call	AA		6,599,220

2,000	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/26	5/22 at 100.00	A–		2,092,560

1,355	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/21	5/20 at 100.00	A–		1,465,825

	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B:
295	4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	AA+		343,041
565	4.750%, 7/01/18 – AGM Insured	7/16 at 100.00	AA+		627,359

290	Maricopa County Unified School District 48, Scottsdale, Arizona, General Obligation Bonds, Series 2006B, 4.750%, 7/01/18 (Pre-refunded 7/01/16) – AGM Insured	7/16 at 100.00	AA+	(4)	335,939

2,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/22	7/20 at 100.00	A+		2,206,780

	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C:
1,000	4.375%, 7/01/18 – NPFG Insured	7/17 at 100.00	Aa2		1,104,310
1,000	4.500%, 7/01/19 – NPFG Insured	7/17 at 100.00	Aa2		1,095,060

2,670	Pima County, Arizona, Sewer Revenue Bonds, Series 2010, 5.000%, 7/01/24 – AGM Insured	No Opt. Call	AA+		2,997,823

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/20	9/18 at 100.00	A–		1,062,170

1,350	Sedona-Oak Creek Joint Unified School District 9, Coconino and Yavapi Counties, Arizona, General Obligation Bonds, School Improvement Project 2007, Series 2009B., 5.375%, 7/01/28	7/19 at 100.00	Aa2		1,471,905

Nuveen Investments	19

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,022	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13	No Opt. Call	N/R	$986,056

1,760	Tucson Airport Authority Inc., Arizona, Revenue Bonds, Series 2003, 5.000%, 6/01/13 – AGM Insured	No Opt. Call	AA+	1,880,050
33,722	Total Arizona			36,901,473
	Arkansas – 0.3%

1,000	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.750%, 12/01/21	12/18 at 100.00	A+	1,121,190

1,000	University of Arkansas, Fayetteville, Various Facilities Revenue Bonds, Series 2005B, 4.500%, 11/01/16 – NPFG Insured	11/15 at 100.00	Aa2	1,110,500
2,000	Total Arkansas			2,231,690
	California – 10.9%

	ABAG Finance Authority for Non-Profit Corporations, California, Cal-Mortgage Revenue Bonds, Elder Care Alliance of Union City, Series 2004:
335	4.500%, 8/15/12	No Opt. Call	A–	341,780
1,215	5.000%, 8/15/17	8/14 at 100.00	A–	1,261,753

1,525	ABAG Finance Authority for Non-Profit Corporations, California, Revenue Bonds, Childrens Hospital & Research Center at Oakland, Refunding Series 2007A, 4.500%, 12/01/18	12/17 at 100.00	A–	1,624,827

1,565	ABC Unified School District, Los Angeles County, California, General Obligation Bonds, Refunding Series 2003A, 4.900%, 2/01/20 – NPFG Insured	No Opt. Call	A+	1,679,433

2,000	Alameda Corridor Transportation Authority, California, Subordinate Lien Revenue Bonds, Series 2004A, 0.000%, 10/01/14 – AMBAC Insured	No Opt. Call	A–	1,797,700

920	Apple Valley Redevelopment Agency, California, Tax Allocation Bonds, Project Area 2 Series 2007, 4.500%, 6/01/18 – AMBAC Insured	6/17 at 100.00	BBB+	910,165

1,000	California Department of Water Resources, Power Supply Revenue Bonds, Refunding Series 2008H, 5.000%, 5/01/22 – AGM Insured	5/18 at 100.00	AA+	1,118,070

1,000	California Educational Facilities Authority, Revenue Bonds, Lutheran University, Series 2004C, 5.000%, 10/01/24	10/14 at 100.00	Baa1	999,960

500	California Health Facilities Financing Authority, Revenue Bonds, Adventist Health System/West, Series 2009C, 5.125%, 3/01/20	3/19 at 100.00	A	545,640

3,010	California Health Facilities Financing Authority, Revenue Bonds, Childrens Hospital of Orange County, Series 2009A, 5.750%, 11/01/18	No Opt. Call	A	3,371,712

2,245	California State Public Works Board, Lease Revenue Bonds, California State University Monterey Bay Campus Library Project, Series 2009D, 6.000%, 4/01/25	4/19 at 100.00	Aa3	2,467,884

1,400	California State Public Works Board, Lease Revenue Bonds, California State University, Various University Projects, Series 2009B-1, 5.375%, 3/01/25	3/20 at 100.00	Aa3	1,465,128

5,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2009G-1, 5.250%, 10/01/24	10/19 at 100.00	A2	5,222,500

245	California State, General Obligation Bonds, Series 2001, 5.000%, 11/01/18	11/11 at 100.00	A1	245,796

15	California State, General Obligation Bonds, Series 2001, 5.000%, 11/01/18 (Pre-refunded 11/01/11)	11/11 at 100.00	AAA	15,000

	California State, General Obligation Bonds, Series 2003:
1,000	5.000%, 2/01/16	8/13 at 100.00	A1	1,065,380
2,000	5.000%, 2/01/17	8/13 at 100.00	A1	2,127,880

	California State, General Obligation Bonds, Series 2004:
1,500	5.000%, 2/01/21	2/14 at 100.00	A1	1,596,660
500	5.125%, 4/01/24	4/14 at 100.00	A1	525,710

	California State, General Obligation Bonds, Series 2007:
500	5.000%, 8/01/19	2/17 at 100.00	A1	546,260
1,000	5.000%, 12/01/23	12/17 at 100.00	A1	1,098,180

20	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

$500	California Statewide Communities Development Authority, Pollution Control Revenue Bonds, Southern California Edison Company, Series 2006C, 4.250%, 11/01/33 – FGIC Insured	11/16 at 100.00	A1		$545,875

700	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/30	3/15 at 100.00	A		698,705

275	California Statewide Communities Development Authority, Revenue Bonds, Elder Care Alliance of San Francisco, Series 2002A, 7.250%, 11/15/11 (ETM)	No Opt. Call	AA+	(4)	275,748

1,000	California Statewide Community Development Authority, Insured Health Facility Revenue Bonds, Henry Mayo Newhall Memorial Hospital, Series 2007B, 5.200%, 10/01/37 – AMBAC Insured	10/18 at 100.00	A–		983,320

1,210	California Statewide Community Development Authority, Revenue Bonds, Los Angeles Jewish Home for the Aging, Series 2003, 5.000%, 11/15/12	No Opt. Call	A–		1,255,593

2,000	California, State Economic Recovery Revenue Bonds, Refunding Series 2009A, 5.000%, 7/01/20	7/19 at 100.00	Aa3		2,291,960

	Desert Sands Unified School District, Riverside County, California, General Obligation Bonds, Election 2001, Series 2008:
500	5.250%, 8/01/23	No Opt. Call	Aa2		557,355
2,000	5.000%, 8/01/24	No Opt. Call	Aa2		2,174,600

2,100	Golden State Tobacco Securitization Corporation, California, Enhanced Tobacco Settlement Asset-Backed Revenue Bonds, Series 2005A, 4.550%, 6/01/22 – AGM Insured	6/18 at 100.00	AA+		2,063,586

2,710	Golden State Tobacco Securitization Corporation, California, Tobacco Settlement Asset-Backed Bonds, Series 2007A-1, 4.500%, 6/01/27	6/17 at 100.00	BBB–		2,192,932

1,300	Grant Joint Union High School District, Sacramento County, California, General Obligation Bonds, Capital Appreciation Election 2006 Series 2008, 0.000%, 8/01/26 – AGM Insured	No Opt. Call	Aa3		551,798

2,015	Las Virgenes Unified School District, Los Angeles, California, General Obligation Bonds, 2006 Election, 2009B, 0.000%, 8/01/27	No Opt. Call	AA–		856,677

1,000	Northern Inyo County Local Hospital District, Inyo County, California, Revenue Bonds, Series 2010, 6.000%, 12/01/21	12/20 at 100.00	BBB–		1,013,910

	Port of Oakland, California, Revenue Refunding Bonds, Inter Lien, Series 2007B:
2,530	5.000%, 11/01/18 – NPFG Insured	11/17 at 100.00	A–		2,777,991
1,070	5.000%, 11/01/19 – NPFG Insured	11/17 at 100.00	A–		1,156,788

1,000	San Bernardino Community College District, California, General Obligation Bonds, Series 2008A, 6.500%, 8/01/27	No Opt. Call	Aa2		1,177,260

575	San Bernardino County Redevelopment Agency, California, Tax Allocation Refunding Bonds, San Sevaine Project, Series 2005A, 5.000%, 9/01/16 – RAAI Insured	9/15 at 100.00	BBB		595,838

1,000	San Mateo Union High School District, San Mateo County, California, General Obligation Bonds, Election of 2000, Series 2002B, 0.000%, 9/01/17 – FGIC Insured	No Opt. Call	Aa1		855,420

1,000	Santa Ana Unified School District, Orange County, California, General Obligation Bonds, Series 2008A, 5.250%, 8/01/28	8/18 at 100.00	Aa2		1,061,390

2,000	Santa Monica Community College District, Los Angeles County, California, General Obligation Bonds, Series 2005C, 0.000%, 8/01/16 – NPFG Insured	8/15 at 95.72	Aa1		1,758,020

	Santa Paula Utility Authority, California, Water Enterprise Revenie Bonds, Series 2010:
2,510	5.000%, 2/01/28	2/20 at 100.00	AA–		2,644,160
2,630	5.000%, 2/01/29	2/20 at 100.00	AA–		2,763,078
2,765	5.000%, 2/01/30	2/20 at 100.00	AA–		2,891,222

	South Bayside Waste Management Authority, California, Solida Waste Enterprise Revenue Bonds, Shoreway Environmental Center, Series 2009A:
2,500	5.250%, 9/01/24	9/19 at 100.00	A–		2,556,350
1,200	6.250%, 9/01/29	9/19 at 100.00	A–		1,255,380

Nuveen Investments	21

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	California (continued)

	Tulare Local Health Care District, California, General Obligation Bonds, Series 2009B:
$1,180	6.000%, 8/01/22	8/19 at 100.00	A1		$1,347,678
1,410	6.125%, 8/01/23	8/19 at 100.00	A1		1,605,863
1,585	6.250%, 8/01/24	8/19 at 100.00	A1		1,790,765
1,265	6.375%, 8/01/25	8/19 at 100.00	A1		1,423,656
500	6.500%, 8/01/26	8/19 at 100.00	A1		561,475

1,100	Upland Community Redevelopment Agency, California, Tax Allocation Refunding Bonds, A Merged Project, Series 2006, 4.250%, 9/01/26 – AMBAC Insured	9/16 at 100.00	A		943,261

2,030	Victor Elementary School District, San Bernardino County, California, General Obligation Bonds, Series 2002A, 0.000%, 8/01/23 – FGIC Insured	No Opt. Call	Aa3		1,087,146

3,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31	8/26 at 100.00	AA–		1,930,170

2,500	West Contra Costa Unified School District, Contra Costa County, California, General Obligation Bonds, Series 2008B, 6.000%, 8/01/25	No Opt. Call	Aa3		2,879,800

995	Whittier Public Financing Authority, California, Tax Allocation Revenue Bonds, Whittier Redevelopment Agency, Series 2007A, 5.000%, 11/01/21 – AMBAC Insured	11/17 at 100.00	A–		999,657

815	Woodland Finance Authority, California, Lease Revenue Bonds, Series 2002, 4.700%, 3/01/19 – SYNCORA GTY Insured	3/13 at 102.00	A1		849,279
82,945	Total California				82,401,124
	Colorado – 8.0%

1,125	Adams and Arapahoe Counties Joint School District 28J, Aurora, Colorado, General Obligation Bonds, Series 2008, 5.500%, 12/01/21	12/18 at 100.00	Aa2		1,335,758

5,000	Adams County, Colorado, Pollution Control Refunding Revenue Bonds, Public Service Company of Colorado Projects, Senior Lien Series 2005A, 4.375%, 9/01/17 – NPFG Insured	9/15 at 100.00	A		5,152,750

225	Colorado Educational and Cultural Facilities Authority, Charter School Revenue Bonds, Pinnacle Charter School, Series 2001, 5.250%, 12/01/11 (ETM)	No Opt. Call	Baa3	(4)	225,947

140	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2000, 6.375%, 12/01/11 (ETM)	No Opt. Call	AA+	(4)	140,722

	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Classical Academy Charter School, Series 2000:
1,500	6.750%, 12/01/16 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+	(4)	1,508,205
1,500	7.250%, 12/01/21 (Pre-refunded 12/01/11)	12/11 at 100.00	AA+	(4)	1,508,805

175	Colorado Educational and Cultural Facility Authority, Charter School Revenue Bonds, Cheyenne Mountain Charter Academy, Series 2007A, 4.750%, 6/15/22	6/17 at 100.00	A		176,633

725	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2006C-7, 4.350%, 9/01/20 – AGM Insured	5/18 at 100.00	AA+		770,733

1,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Total Longterm Care National Obligated Group Project, Series 2010A, 5.250%, 11/15/20	No Opt. Call	N/R		1,393,602

	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Valley View Hospital Association Project, Series 2006A:
500	5.000%, 5/15/12 – RAAI Insured	No Opt. Call	BBB+		506,160
405	5.000%, 5/15/13 – RAAI Insured	No Opt. Call	BBB+		416,984

1,000	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003B, 6.000%, 5/15/26 – AGM Insured	5/19 at 100.00	AA+		1,125,230

10,000	Colorado Health Facilities Authority, Retirement Facilities Revenue Bonds, Liberty Heights, Series 1990B, 0.000%, 7/15/20 (ETM)	No Opt. Call	AAA		7,874,400

1,500	Colorado Health Facilities Authority, Revenue Bonds, Catholic Health Initiatives, Series 2008D, 5.125%, 10/01/17	No Opt. Call	AA		1,745,475

22	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Colorado (continued)

	Colorado Health Facilities Authority, Revenue Bonds, Christian Living Communities Project, Series 2006A:
$600	5.250%, 1/01/14	No Opt. Call	N/R		$609,030
620	5.250%, 1/01/15	No Opt. Call	N/R		629,883

500	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2005, 5.000%, 12/01/16	12/15 at 100.00	BBB–		508,130

1,250	Colorado Health Facilities Authority, Revenue Bonds, Longmont United Hospital, Series 2007B, 4.250%, 12/01/15 – RAAI Insured	No Opt. Call	Baa2		1,285,638

640	Colorado Health Facilities Authority, Revenue Bonds, Parkview Medical Center, Series 2004, 5.000%, 9/01/16	9/13 at 100.00	A3		661,773

1,500	Colorado State Higher Education Capital Construction Lease Purchase Financing Program Certificates of Participation, Series 2008, 5.250%, 11/01/23	11/18 at 100.00	Aa2		1,629,510

	Colorado, Certificates of Participation, Colorado Pentitentary II Program, Refunding Series 2010:
150	0.000%, 3/01/14	No Opt. Call	AA–		146,736
1,390	4.000%, 3/01/15	No Opt. Call	Aa2		1,474,846

1,500	Delta County Memorial Hospital District, Colorado, Enterprise Revenue Bonds, Refunding Series 2010, 5.500%, 9/01/25	3/20 at 100.00	BBB		1,486,275

1,500	E-470 Public Highway Authority, Colorado, Toll Revenue Bonds, Series 2004C, 5.000%, 9/01/17 – NPFG Insured	No Opt. Call	Baa1		1,554,360

	El Paso County School District 20, Academy, Colorado, General Obligation Bonds, Refunding Series 2010:
1,500	5.000%, 12/15/20	No Opt. Call	Aa2		1,800,090
2,175	5.000%, 12/15/21	No Opt. Call	Aa2		2,621,615
1,530	5.000%, 12/15/22	12/21 at 100.00	Aa2		1,821,740

285	High Plains Metropolitan District, Colorado, General Obligation Bonds, Series 2005B, 4.375%, 12/01/15	No Opt. Call	A		289,797

5,500	Mesa County, Colorado, Residual Revenue and Refunding Bonds, Series 1992, 0.000%, 12/01/11 (ETM)	No Opt. Call	N/R	(4)	5,498,680

2,170	Montrose, Colorado, Enterprise Revenue Bonds, Montrose Memorial Hospital, Series 2003, 5.700%, 12/01/17	12/13 at 102.00	BBB–		2,285,032

1,000	North Range Metropolitan District 1, Adams County, Colorado, Limited Tax General Obligation Bonds, Refunding Series 2007, 4.300%, 12/15/19 – ACA Insured	12/16 at 100.00	N/R		849,780

2,250	Northwest Parkway Public Highway Authority, Colorado, Revenue Bonds, Senior Series 2001C, 5.250%, 6/15/15 – AMBAC Insured (ETM)	No Opt. Call	N/R	(4)	2,590,178

725	Platte River Power Authority, Colorado, Power Revenue Bonds, Refunding Series 2007GG, 4.500%, 6/01/17 – AGM Insured	No Opt. Call	AA+		835,352

1,000	Pueblo County School District 60, Pueblo, Colorado, General Obligation Bonds, Refunding Series 2009, 5.000%, 12/15/22	No Opt. Call	Aa2		1,201,450

1,325	Rangeview Library District, Adams County, Colorado, Certificates of Participation, Rangeview Library Projects, Series 2008, 4.500%, 12/15/20 – AGC Insured	12/18 at 100.00	AA+		1,433,968

	Sand Creek Metropolitan District, Colorado, General Obligation Bonds, Refunding Series 2010A:
2,190	4.250%, 12/01/23	12/20 at 100.00	N/R		2,239,166
2,030	4.000%, 12/01/24	12/20 at 100.00	N/R		2,015,445

1,000	Walker Field Public Airport Authority, Colorado, Airport Revenue Bonds, Series 2007, 5.000%, 12/01/22	12/17 at 100.00	Baa2		1,008,300
59,525	Total Colorado				60,358,178
	Connecticut – 0.1%

1,000	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Griffin Hospital, Series 2005B, 5.000%, 7/01/14 – RAAI Insured	No Opt. Call	N/R		1,052,160

Nuveen Investments	23

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	District of Columbia – 0.5%

$3,480	District of Columbia, Revenue Bonds, The Catholic University of America, Series 2010, 5.000%, 10/01/23	10/18 at 100.00	A	$3,726,349
	Florida – 2.7%

90	Citizens Property Insurance Corporation, Florida, High Risk Assessment Revenue, Senior Secured Bonds, Series 2009A-1, 5.500%, 6/01/17	No Opt. Call	A+	99,646

1,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/18	No Opt. Call	A+	1,077,730

2,205	Clay County School Board, Florida, Certificates of Participation, Refunding Series 2005B, 5.000%, 7/01/18 – NPFG Insured	7/15 at 100.00	A1	2,353,000

2,250	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.250%, 6/01/26	6/16 at 100.00	A–	2,241,945

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2008A, 6.500%, 11/15/38	No Opt. Call	AA–	2,380,480

2,520	Miami-Dade County Educational Facilities Authority, Revenue Bonds, Florida University of Miami, Series 2008A, 5.150%, 4/01/23	4/16 at 100.00	A–	2,677,046

5,000	Miami-Dade County, Florida, Water and Sewer System Revenue Bonds, Series 2010, 5.000%, 10/01/29 – AGM Insured	No Opt. Call	AA+	5,335,000

2,100	North Brevard County Hospital District, Florida, Revenue Bonds, Parrish Medical Center Project, Refunding Series 2008, 5.500%, 10/01/28	10/18 at 100.00	A	2,151,408

1,400	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Abbey Delray South, Refunding Series 2003, 5.250%, 10/01/13	No Opt. Call	N/R	1,467,830

350	Vero Beach, Florida, Electric Refunding Revenue Bonds, Series 2003A, 4.000%, 12/01/19 – AGM Insured	12/18 at 100.00	Aa3	374,416
18,915	Total Florida			20,158,501
	Georgia – 1.4%

2,000	Atlanta, Georgia, Tax Allocation Bonds Atlanta Station Project, Series 2007, 4.375%, 12/01/18 – AGC Insured	12/17 at 100.00	AA+	2,099,560

1,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	1,032,760

	Fayette County School District, Georgia, General Obligation Bonds, Deferred Interest Series 2005:
500	4.150%, 3/01/14 – AGM Insured	No Opt. Call	AA+	538,700
265	4.250%, 3/01/15 – AGM Insured	No Opt. Call	AA+	292,115

4,500	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A, 5.800%, 2/15/18	2/12 at 100.00	N/R	4,406,940

2,000	Glynn-Brunswick Memorial Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, Southeast Georgia Health Systems, Series 2008A, 5.250%, 8/01/23	8/18 at 100.00	A2	2,086,340
10,265	Total Georgia			10,456,415
	Hawaii – 1.5%

5,000	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010A, 5.250%, 7/01/30	7/20 at 100.00	A3	4,949,750

1,025	Hawaii Department of Budget and Finance, Special Purpose Revenue Bonds, Hawaii Pacific Health Obligated Group, Series 2010B, 5.625%, 7/01/30	7/20 at 100.00	A3	1,045,326

5,000	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	5/12 at 100.00	N/R	5,057,000
11,025	Total Hawaii			11,052,076
	Idaho – 0.7%

3,000	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.000%, 12/01/23	12/18 at 100.00	AA	3,449,580

24	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Idaho (continued)

$500	Madison County, Idaho, Hospital Revenue Certificates of Participation, Madison Memorial Hospital, Series 2006, 5.000%, 9/01/12	No Opt. Call	BB+		$501,180

1,000	University of Idaho, General Revenue Bonds, Series 2007B, 4.500%, 4/01/41 (Mandatory put 4/01/18) – AGM Insured	No Opt. Call	AA–		1,104,630
4,500	Total Idaho				5,055,390
	Illinois – 14.3%

1,840	Bolingbrook Park District, Illinois, General Obligation Bonds, Series 2007A, 4.500%, 1/01/17 – CIFG Insured	No Opt. Call	Aa2		2,043,191

5,545	Chicago Park District, Illinois, General Obligation Bonds, Refunding Series 2005B, 5.000%, 1/01/20 – AMBAC Insured	1/15 at 100.00	AA+		5,933,760

2,300	Chicago Park District, Illinois, General Obligation Bonds, Series 2010A, 4.500%, 1/01/23	7/20 at 100.00	AA+		2,491,130

7,000	Chicago, Illinois, General Obligation Bonds, City Colleges, Series 1999, 0.000%, 1/01/15 – FGIC Insured	No Opt. Call	Aa3		6,411,020

2,000	Chicago, Illinois, General Obligation Bonds, Series 2001A, 5.300%, 1/01/16 – NPFG Insured	No Opt. Call	Aa3		2,238,300

1,350	Chicago, Illinois, Revenue Bonds, Midway Airport, Series 1998C, 5.500%, 1/01/14 – NPFG Insured	No Opt. Call	A		1,457,892

3,625	Cook County Community Unit School District 401, Illinois, Limited Tax Capital Appreciation Bonds, Series 1999, 0.000%, 12/01/11 – AGM Insured	No Opt. Call	N/R		3,621,121

1,000	Cook County High School District 209, Proviso Township, Illinois, General Obligation Bonds, Series 2004, 5.000%, 12/01/16 – AGM Insured	No Opt. Call	AA+		1,103,040

2,440	Cook County School District 102 La Grange, Illinois, General Obligation Bonds, Series 2001, 0.000%, 12/01/13 – FGIC Insured	No Opt. Call	Aa2		2,321,684

2,250	Cook County School District 123 Oak Lawn, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/15 – NPFG Insured	No Opt. Call	A+		1,936,778

3,465	Cook County School District 205 Thornton Township, Illlinois, General Obligation Bonds, Series 2008, 5.250%, 12/01/21 – AGC Insured	12/18 at 100.00	AA+		3,879,761

1,175	Cook County School District 88, Bellwood, Illinois, Genral Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 – AGM Insured	12/14 at 100.00	Aa3		1,300,396

500	Cook County School District 88, Bellwood, Illinois, Genral Obligation Bonds, Refunding Series 2004B, 5.000%, 12/01/17 (Pre-refunded 12/01/14) – AGM Insured	12/14 at 100.00	Aa3	(4)	565,235

1,000	Cook County, Illinois, General Obligation Refunding Bonds, Series 1997A, 6.250%, 11/15/11 – NPFG Insured	No Opt. Call	AA		1,002,210

1,000	Elk Grove Village, Cook and DuPage Counties, Illinois, General Obligation Bonds, Improvement Series 2007, 4.125%, 1/01/19 – NPFG Insured	1/16 at 100.00	Aaa		1,066,960

	Grundy and Will Counties Community Unit School District 1 Coal City, Illinois, General Obligation Bonds, Series 2008:
1,550	5.875%, 2/01/19	8/18 at 100.00	Aa3		1,857,768
2,100	5.875%, 2/01/22	8/18 at 100.00	Aa3		2,429,091
2,545	5.875%, 2/01/24	8/18 at 100.00	Aa3		2,895,421

2,750	Illinois Development Finance Authority, Local Government Program Revenue Bonds, Kane, Cook and DuPage Counties School District U46 – Elgin, Series 2002, 0.000%, 1/01/18 – AGM Insured	No Opt. Call	Aa3		2,179,650

	Illinois Educational Facilities Authority, Revenue Bonds, Art Institute of Chicago, Series 1998A:
1,000	4.750%, 3/01/30	3/17 at 100.00	A+		1,099,020
500	4.125%, 3/01/30 (Mandatory put 3/01/16)	No Opt. Call	A+		533,095

1,500	Illinois Finance Authority, Gas Supply Revenue Refunding Bonds, Peoples Gas, Light and Coke Company, Senior Lien Series 2005A, 4.300%, 6/01/35 – AMBAC Insured	6/16 at 100.00	A1		1,629,705

Nuveen Investments	25

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$4,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 5.750%, 4/01/24	10/19 at 100.00	Baa2		$4,122,760

	Illinois Finance Authority, Revenue Bonds, Edward Health Services Corporation, Series 2008A:
1,200	6.000%, 2/01/25 – AMBAC Insured	2/18 at 100.00	A+		1,285,620
1,280	6.000%, 2/01/26 – AMBAC Insured	2/18 at 100.00	A+		1,360,205
500	6.000%, 2/01/28 – AMBAC Insured	2/18 at 100.00	A+		528,295

1,000	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/27	5/17 at 100.00	N/R		849,160

1,745	Illinois Finance Authority, Revenue Bonds, Friendship Village of Schaumburg, Series 2005A, 5.000%, 2/15/15	No Opt. Call	N/R		1,715,841

1,000	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.500%, 2/01/23	2/19 at 100.00	Baa3		971,960

1,320	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 5.250%, 5/15/14	No Opt. Call	N/R		1,297,877

4,000	Illinois Finance Authority, Revenue Bonds, OSF Healthcare System, Series 2009A, 7.000%, 11/15/29	5/19 at 100.00	A		4,440,280

	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007:
500	5.250%, 4/01/22	4/17 at 100.00	Baa2		497,995
1,750	5.400%, 4/01/27	4/17 at 100.00	Baa2		1,731,870

2,000	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 6.750%, 11/01/24	11/18 at 100.00	A2		2,223,660

1,500	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.375%, 11/01/29	No Opt. Call	A2		1,606,875

600	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5), (6)	1/12 at 15.07	N/R		1,782

	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A:
700	5.400%, 5/15/17 (5)	2/12 at 100.00	N/R		199,500
700	5.500%, 5/15/18 (6)	2/12 at 100.00	N/R		199,500

1,870	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.500%, 2/15/14	No Opt. Call	N/R		1,841,483

300	Illinois Health Facilities Authority, Revenue Refunding Bonds, Evangelical Hospitals Corporation, Series 1992A, 6.750%, 4/15/12 (ETM)	No Opt. Call	AA–	(4)	308,643

385	Illinois Health Facilities Authority, Revenue Refunding Bonds, Series 1983 (Mercy Hospital and Medical Center), Chicago, Illinois, 10.000%, 1/01/15 (ETM)	No Opt. Call	N/R	(4)	445,399

	Illinois Sports Facility Authority, State Tax Supported Bonds, Series 2001:
1,405	4.750%, 6/15/13 – AMBAC Insured	No Opt. Call	A		1,476,177
1,620	5.100%, 6/15/16 – AMBAC Insured	6/15 at 101.00	A		1,794,814

1,000	Illinois State, General Obligation Bonds, Refunding Series 2004B, 5.000%, 3/01/14	No Opt. Call	A+		1,079,890

370	Illinois State, General Obligation Bonds, Refunding Series 2010, 5.000%, 1/01/17	No Opt. Call	A+		410,485

300	Illinois, General Obligation Bonds, Series 1997, 5.200%, 7/01/16	No Opt. Call	A+		301,059

2,100	Madison and Jersey Counties Community Unit School District 11, Alton, Illinois, General Obligation Bonds, Series 2002, 0.000%, 12/01/19 – AGM Insured	No Opt. Call	AA–		1,503,117

	McCook, Illinois, General Obligation Bonds, Series 2008:
500	5.000%, 12/01/26	12/18 at 100.00	A–		532,305
1,000	5.100%, 12/01/28	12/18 at 100.00	A–		1,057,440

1,000	Metropolitan Pier and Exposition Authority, Illinois, Dedicated State Tax Revenue Bonds, Refunding Series 2002B, 0.000%, 6/15/17 – NPFG Insured	No Opt. Call	AAA		1,067,440

26	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Illinois (continued)

$7,570	Railsplitter Tobacco Settlement Authority, Illinois, Tobacco Settlement Revenue Bonds, Series 2010, 5.250%, 6/01/21	No Opt. Call	A		$8,050,165

500	Rockford School District 205, Winnebago and Boone Counties, Illinois, General Obligation Bonds, Series 2001, 5.000%, 2/01/14 – NPFG Insured	No Opt. Call	A1		540,220

	Saint Clair County, Illinois, General Obligation Bonds, Alternative Revenue Source Refunding Series 2009:
1,000	4.500%, 10/01/20	10/19 at 100.00	AA		1,110,940
1,100	5.000%, 10/01/22	10/19 at 100.00	AA		1,235,674

1,680	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured	No Opt. Call	Aa3		1,398,936

1,320	School District 122, Winnebago County, Illinois, Capital Appreciation Bonds, Series 1998, 0.000%, 1/01/17 – AGM Insured (ETM)	No Opt. Call	Aa3	(4)	1,179,803

1,000	Southwestern Illinois Development Authority, Local Government Revenue Bonds, Edwardsville Community Unit School District 7 Project, Series 2007, 5.000%, 12/01/17 – AGM Insured	No Opt. Call	AA+		1,149,990

2,000	Southwestern Illinois Development Authority, Revenue Bonds, Anderson Hospital, Series 2006, 5.125%, 8/15/26	2/17 at 100.00	BBB		1,900,320

1,000	Southwestern Illinois Development Authority, School Revenue Bonds, Triad School District 2, Madison County, Illinois, Series 2006, 5.000%, 10/01/18 – NPFG Insured	10/16 at 100.00	A+		1,086,720

3,870	Will County School District 86, Joliet, Illinois, General Obligation Bonds, Series 2002, 0.000%, 11/01/17 – AGM Insured	No Opt. Call	AA–		3,136,171

	Will, Grundy, Kendall, LaSalle, Kankakee, Livingston, and Cook Counties Community College District 525 Joliet Junior College, Illinois, General Obligation Bond, Series 2008:
535	6.250%, 6/01/24	6/18 at 100.00	AA		617,117
1,150	5.750%, 6/01/25	6/18 at 100.00	AA		1,278,432
310	5.750%, 6/01/26	6/18 at 100.00	AA		343,480
107,115	Total Illinois				107,875,628
	Indiana – 0.9%

710	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/17	4/14 at 100.00	N/R		659,320

1,000	Avon Community School Building Corporation, Hendricks County, Indiana, First Mortgage Bonds, Refunding Series 2007, 4.500%, 7/15/20 – AMBAC Insured	7/17 at 100.00	A		1,074,820

1,030	Indiana Transportation Finance Authority, Highway Revenue Bonds, Series 1993A, 5.750%, 6/01/12 – AMBAC Insured	No Opt. Call	AA+		1,060,148

1,250	Portage Township Multi-School Building Corporation, Porter County, Indiana, First Mortgage Bonds, Series 2007, 4.000%, 7/15/18 – NPFG Insured	7/17 at 100.00	AA+		1,374,150

1,000	St. Joseph County Hospital Authority, Indiana, Revenue Bonds, Memorial Health System, Series 1998A, 4.750%, 8/15/12 – NPFG Insured	2/12 at 100.00	AA–		1,003,320

	St. Joseph County, Indiana, Economic Development Revenue Bonds, Holy Cross Village at Notre Dame, Series 2006A:
450	5.750%, 5/15/16	No Opt. Call	N/R		453,105
230	5.550%, 5/15/19	11/11 at 100.00	N/R		224,837

775	Zionsville Community Schools Building Corporation, Boone County, Indiana, First Mortgage Bonds, Series 2002, 5.750%, 7/15/15 (Pre-refunded 1/15/12) – FGIC Insured	1/12 at 100.00	AA–	(4)	783,866
6,445	Total Indiana				6,633,566
	Iowa – 1.4%

500	Iowa Finance Authority, Retirement Community Revenue Bonds, Friendship Haven Project, Series 2004A, 5.750%, 11/15/19	11/11 at 100.00	N/R		500,525

1,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Central College, Refunding Series 2001, 5.450%, 10/01/26 – RAAI Insured	1/12 at 100.00	N/R		1,000,010

Nuveen Investments	27

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Iowa (continued)

$2,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2002, 5.500%, 10/01/28 (Pre-refunded 10/01/12) – ACA Insured	10/12 at 100.00	N/R	(4)	$2,094,840

	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Wartburg College, Series 2005A:
925	4.700%, 10/01/16	10/13 at 100.00	N/R		830,604
1,100	4.750%, 10/01/17	10/13 at 100.00	N/R		968,539
1,155	4.800%, 10/01/18	10/13 at 100.00	N/R		999,710

1,250	Iowa Higher Education Loan Authority, Private College Facility Revenue Refunding Bonds, Upper Iowa University Project, Series 2010, 5.500%, 9/01/25	9/20 at 100.00	N/R		1,286,000

2,000	Iowa State, Special Obligation Bonds, Prison Infrastructure Fund, Refunding Series 2010, 4.500%, 6/15/22	6/20 at 100.00	AA		2,243,980

615	Muscatine, Iowa, Electric Revenue Bonds, Series 1980, 9.700%, 1/01/13 (ETM)	No Opt. Call	AAA		652,466
10,545	Total Iowa				10,576,674
	Kansas – 3.1%

2,000	Johnson County Unified School District 512, Shawnee Mission, Kansas, General Obligation Refunding Bonds, Refunding Series 1996, 4.875%, 10/01/19	No Opt. Call	Aaa		2,341,100

7,500	Johnson County, Kansas, Residual Revenue and Refunding Bonds, Series 1992, 0.000%, 5/01/12 (ETM)	No Opt. Call	Aaa		7,486,575

2,200	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/23	11/19 at 100.00	AA–		2,483,756

1,405	Kansas Development Finance Authority, Health Facilities Revenue Bonds, Hays Medical Center Inc., Series 2005L, 4.500%, 11/15/17	11/15 at 100.00	A2		1,488,864

1,850	Kansas Development Finance Authority, Revenue Bonds, Kansas State Projects, Series 2007K, 4.500%, 11/01/19 – NPFG Insured	11/17 at 100.00	AA		2,060,419

1,000	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 5.125%, 9/01/21	9/17 at 100.00	A+		1,070,040

	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A:
700	5.750%, 11/15/13	No Opt. Call	N/R		719,117
765	5.750%, 11/15/14	No Opt. Call	N/R		791,094
820	5.750%, 11/15/15	No Opt. Call	N/R		850,561

155	Sedgwick and Shawnee Counties, Kansas, GNMA Mortgage-Backed Securities Program Single Family Revenue Bonds, Series 1997A-2, 6.700%, 6/01/29	No Opt. Call	Aaa		157,996

1,045	Sedgwick County Unified School District 267, Harvey County, Kansas, General Obligation Bonds, Series 1999, 5.250%, 11/01/12 – AMBAC Insured	No Opt. Call	N/R		1,090,144

2,500	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2011A-IV, 5.000%, 11/15/29	11/21 at 100.00	A+		2,570,525
21,940	Total Kansas				23,110,191
	Kentucky – 0.4%

2,000	Kentucky Economic Development Finance Authority, Louisville Arena Project Revenue Bonds, Louisville Arena Authority, Inc., Series 2008-A1, 5.750%, 12/01/28 – AGC Insured	6/18 at 100.00	AA+		2,139,240

1,135	Louisville and Jefferson County Metropolitan Government, Kentucky, General Revenue Bonds, Bellarmine University, Series 2008A, 6.000%, 5/01/28	5/18 at 100.00	Baa3		1,201,522
3,135	Total Kentucky				3,340,762
	Louisiana – 0.2%

500	Calcasieu Parish School District 23, Lousiana, General Obligation Bonds, Public School Improvement Series 2008, 4.600%, 2/15/20	2/13 at 100.00	A+		508,750

28	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Louisiana (continued)

$425	Louisiana Local Government Environmental Facilities and Community Development Authority, Senior Air Cargo Revenue Bonds, Cargo Acquisition Companies Obligated Group,, 6.650%, 1/01/25 (Alternative Minimum Tax)	1/12 at 101.00	Ba2		$381,459

715	Tobacco Settlement Financing Corporation, Louisiana, Tobacco Settlement Asset-Backed Bonds, Series 2001B, 5.875%, 5/15/39	11/11 at 101.00	A–		715,472
1,640	Total Louisiana				1,605,681
	Maine – 0.1%

740	Maine Health and Higher Educational Facilities Authority, Revenue Bonds, Series 2007B, 4.125%, 7/01/18 – NPFG Insured	1/18 at 100.00	A1		792,126
	Maryland – 0.1%

	Westminster, Maryland, Educational Facilities Revenue Bonds, McDaniel College, Series 2006:
350	5.000%, 11/01/13	No Opt. Call	BBB+		370,853
700	4.000%, 11/01/15	No Opt. Call	BBB+		739,046
1,050	Total Maryland				1,109,899
	Massachusetts – 3.0%

1,875	Massachusetts Bay Transportation Authority, General Obligation Transportation System Refunding Bonds, Series 1994A, 6.250%, 3/01/12	No Opt. Call	AA+		1,912,181

2,500	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.650%, 10/15/28	10/17 at 100.00	N/R		2,399,950

	Massachusetts Development Finance Authority, Revenue Bonds, Suffolk University, Series 2010:
900	4.500%, 7/01/21	7/20 at 100.00	Baa2		899,946
1,765	4.500%, 7/01/22	7/20 at 100.00	Baa2		1,737,007
1,705	4.625%, 7/01/23	7/20 at 100.00	Baa2		1,679,971

1,415	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.800%, 1/01/17 (Alternative Minimum Tax)	No Opt. Call	AA		1,500,155

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Berkshire Health System, Series 2005F, 5.000%, 10/01/15 – AGC Insured	No Opt. Call	AA+		2,178,000

	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010:
500	5.125%, 10/15/22	10/19 at 100.00	Baa1		510,960
2,595	5.500%, 10/15/26	10/19 at 100.00	Baa1		2,650,196

3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 6.000%, 7/01/24	7/19 at 100.00	BBB		3,246,390

1,395	Massachusetts Port Authority, Revenue Bonds, Series 1982, 13.000%, 7/01/13 (ETM)	1/12 at 100.00	AAA		1,588,180

1,000	Massachusetts, Special Obligation Revenue Bonds, Series 1997A, 5.500%, 6/01/13	No Opt. Call	AAA		1,074,670

1,400	Springfield, Massachusetts, General Obligation Bonds, Refunding Series 2007, 4.500%, 8/01/20 – AGM Insured	No Opt. Call	AA+		1,519,322
22,050	Total Massachusetts				22,896,928
	Michigan – 2.1%

790	Algonac Community Schools, Saint Clair County, Michigan, General Obligation Bonds, School Building & Site Series 2008-I, 4.000%, 5/01/19 – AGM Insured	5/18 at 100.00	AA+		842,401

1,075	Constantine Public Schools, Saint Joseph County, Michigan, General Obligation Bonds, Series 2002, 5.000%, 5/01/16	11/12 at 100.00	Aa2		1,119,795

55	Detroit, Michigan, Water Supply System Revenue Refunding Bonds, Series 1992, 6.250%, 7/01/12 – FGIC Insured (ETM)	No Opt. Call	A1	(4)	56,937

2,675	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/20 – AGM Insured	5/18 at 100.00	AA+		2,935,679

Nuveen Investments	29

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Michigan (continued)

$3,540	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/23	11/19 at 100.00	AA+		$3,840,758

600	Michigan Municipal Bond Authority, AMBAC Insured Bonds, Series 2007B-A, 5.000%, 12/01/18 – AMBAC Insured	6/17 at 100.00	N/R		605,208

3,150	Michigan State Hospital Finance Authority, Hospital Revenue Refunding Bonds, Henry Ford Health System, Series 2003A, 5.500%, 3/01/15 (Pre-refunded 3/01/13)	3/13 at 100.00	A1	(4)	3,363,476

1,300	Romulus Economic Development Corporation, Michigan, Limited Obligation Revenue Refunding Bonds, Romulus HIR LP Project, Series 1992, 7.000%, 11/01/15 (ETM)	11/11 at 100.00	N/R	(4)	1,591,967

1,300	Western Michigan University, General Revenue Refunding Bonds, Series 2008, 5.000%, 11/15/23 – AGM Insured	5/18 at 100.00	AA+		1,401,569
14,485	Total Michigan				15,757,790
	Minnesota – 2.1%

1,590	Aitkin, Minnesota Health Care Revenue Bonds, Riverwood Healthcare Center, Series 2006, 5.375%, 2/01/17	2/16 at 100.00	N/R		1,583,036

305	City of Minneapolis, Minnesota, Hospital Facilities Revenue Bonds (St. Marys Hospital and St. Marys Rehabilitation Center Projects), Series 1983, 10.000%, 6/01/13 (ETM)	No Opt. Call	AAA		334,451

2,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.375%, 11/15/23	11/18 at 100.00	A		2,264,360

	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010:
2,650	5.000%, 8/01/18	No Opt. Call	BBB		2,801,713
1,240	4.250%, 8/01/20	8/18 at 100.00	BBB		1,218,759

1,165	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Series 2003A, 5.000%, 1/01/19 – NPFG Insured	1/13 at 100.00	A		1,199,670

2,135	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 5.875%, 11/15/11	No Opt. Call	A		2,138,608

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
1,255	5.500%, 5/01/20	5/17 at 100.00	N/R		1,297,645
815	5.500%, 5/01/21	5/17 at 100.00	N/R		835,562

295	Minnesota Higher Education Facilities Authority, Revenue Bonds, Minneapolis College of Art and Design, Refunding Series 2006-6-K, 5.000%, 5/01/12	No Opt. Call	Baa2		300,112

515	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 5.250%, 12/01/11	No Opt. Call	N/R		515,052

1,000	Saint Paul Housing and Redevelopment Authority, Minnesota, Health Care Revenue Bonds, Allina Health System, Series 2009-A1, 5.000%, 11/15/24	11/19 at 100.00	AA–		1,052,060
14,965	Total Minnesota				15,541,028
	Mississippi – 0.2%

1,440	Mississippi Hospital Equipment and Facilities Authority, Revenue Refunding and Improvement Bonds, Mississippi Baptist Health System Inc., Series 2007A, 5.000%, 8/15/16	No Opt. Call	A–		1,576,800
	Missouri – 2.0%

1,000	Grundy County Industrial Development Authority, Missouri, Health Facility Revenue Bonds, Wright Memorial Hospital, Series 2009, 5.600%, 9/01/21	9/19 at 100.00	N/R		1,033,180

1,405	Hannibal Industrial Development Authority, Missouri, Health Facilities Revenue Bonds, Hannibal Regional Hospital, Series 2006, 4.350%, 3/01/14	No Opt. Call	BBB+		1,450,339

505	Kansas City, Missouri, Special Obligation Bonds, East Village Project, Series 2008B, 5.000%, 4/15/22 – AGC Insured	4/18 at 100.00	AA+		561,737

30	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Missouri (continued)

$1,250	Missouri Development Finance Board, Infrastructure Facilities Leasehold Revenue Bonds, Independence Electric System Projects, Series 2009D, 5.625%, 6/01/29	6/14 at 100.00	A–	$1,283,113

1,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Centerpoint Project, Series 2008F, 5.375%, 4/01/24	4/13 at 100.00	A–	1,016,580

2,000	Missouri Development Finance Board, Infrastructure Facilities Revenue Bonds, City of Independence, Crackerneck Creek Project, Series 2008B, 5.125%, 3/01/22	3/18 at 100.00	A–	2,130,440

1,130	Missouri Development Finance Board, Research Facility Revenue Bonds, Midwest Research Institute Project, Series 2007, 5.000%, 11/01/16	No Opt. Call	Baa2	1,238,062

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Lutheran Senior Services, Series 2005B:
850	4.350%, 2/01/15	No Opt. Call	N/R	874,897
930	4.375%, 2/01/16	No Opt. Call	N/R	955,240

1,000	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 4.200%, 1/01/18 – NPFG Insured	1/16 at 100.00	Baa1	1,039,280

2,000	Missouri Joint Municipal Electric Utility Commission, Prairie State Power Project Revenue Bonds, Series 2007A, 5.000%, 1/01/18 – AMBAC Insured	1/17 at 100.00	A3	2,228,040

1,650	Osage Beach, Missouri, Tax Increment Revenue Bonds, Prewitts Point Transportation Development District, Series 2006, 4.800%, 5/01/16	5/12 at 102.00	N/R	1,617,215
14,720	Total Missouri			15,428,123
	Montana – 0.8%

	Montana Facilities Finance Authority, Revenue Bonds, Siant John’s Lutheran Ministries Project, Series 2006A:
1,800	5.750%, 5/15/16	No Opt. Call	N/R	1,772,154
1,675	6.000%, 5/15/25	5/16 at 100.00	N/R	1,571,653

2,500	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/24	1/20 at 100.00	AA	2,684,300
5,975	Total Montana			6,028,107
	Nebraska – 1.3%

1,130	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010, 5.125%, 1/01/23	1/20 at 100.00	N/R	1,196,354

2,860	Douglas County Hospital Authority 2, Nebraska, Health Facilities Revenue Bonds, Nebraska Medical Center, Series 2003, 5.000%, 11/15/11	No Opt. Call	Aa3	2,864,719

600	Douglas County Hospital Authority 3, Nebraska, Health Facilities Refunding and Revenue Bonds, Nebraska Methodist Health System, Series 2008, 5.750%, 11/01/28	11/18 at 100.00	A–	620,400

	Lancaster County Hospital Authority 1, Nebraska, Health Facilities Revenue Bonds, Immanuel Obligated Group, Refunding Series 2010:
735	4.750%, 1/01/19	No Opt. Call	N/R	778,652
1,000	5.125%, 1/01/23	1/20 at 100.00	N/R	1,050,980

2,000	Lancaster County Hospital Authority 1, Nebraska, Hospital Revenue Bonds, BryanLGH Medical Center Project, Refunding Series 2006, 4.000%, 6/01/18	6/16 at 100.00	A1	2,074,840

	Nebraska Investment Finance Authority, Hospital Revenue Bonds, Great Plains Regional Medical Center Project, Series 2002:
500	4.700%, 11/15/11 – RAAI Insured	No Opt. Call	A	500,740
500	4.800%, 11/15/12 – RAAI Insured	5/12 at 100.00	A	509,880
600	4.900%, 11/15/13 – RAAI Insured	5/12 at 100.00	A	610,872
9,925	Total Nebraska			10,207,437
	Nevada – 0.9%

580	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/12	No Opt. Call	BBB+	592,267

Nuveen Investments	31

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada (continued)

$475	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/12 (ETM)	No Opt. Call	BBB+	(4)	$495,781

400	Las Vegas Valley Water District, Nevada, General Obligation Bonds, Series 2003B Refunding, 5.000%, 6/01/25 (Pre-refunded 12/01/12) – NPFG Insured	12/12 at 100.00	AA+	(4)	420,276

	Las Vegas Valley Water District, Nevada, Limited Tax General Obligation Bonds, Water & Refunding Series 2011C:
1,550	5.000%, 6/01/23	6/21 at 100.00	AA+		1,718,160
1,000	5.000%, 6/01/24	6/21 at 100.00	AA+		1,091,910
2,450	5.000%, 6/01/25	6/21 at 100.00	AA+		2,650,459
6,455	Total Nevada				6,968,853
	New Hampshire – 0.5%

1,250	New Hampshire Health and Education Facilities Authority, Healthcare System Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A		1,267,700

1,000	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.500%, 7/01/25	7/15 at 100.00	N/R		986,700

1,300	New Hampshire Municipal Bond Bank, Non-State Guaranteed Bonds, Refunding Series 2007A, 4.500%, 2/15/20 – NPFG Insured	8/17 at 100.00	AA		1,448,174
3,550	Total New Hampshire				3,702,574
	New Jersey – 0.6%

2,000	New Jersey Economic Development Authority, Cigarette Tax Revenue Bonds, Series 2004, 5.500%, 6/15/16	No Opt. Call	BBB		2,159,520

1,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2006C, 0.000%, 12/15/31 – FGIC Insured	No Opt. Call	A+		307,760

2,460	Tobacco Settlement Financing Corporation, New Jersey, Tobacco Settlement Asset-Backed Bonds, Series 2007-1A, 4.500%, 6/01/23	6/17 at 100.00	BBB		2,241,331
5,460	Total New Jersey				4,708,611
	New York – 1.1%

3,220	New York City, New York, General Obligation Bonds, Fiscal Series 2002A, 5.750%, 8/01/15	8/12 at 100.00	AA		3,339,687

1,340	New York City, New York, General Obligation Bonds, Fiscal Series 2002D, 5.500%, 6/01/12	No Opt. Call	AA		1,380,535

660	New York City, New York, General Obligation Bonds, Fiscal Series 2002D, 5.500%, 6/01/12 (ETM)	No Opt. Call	N/R	(4)	680,321

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2003B-1C:
700	5.500%, 6/01/19	No Opt. Call	AA–		746,949
200	5.500%, 6/01/20	6/13 at 100.00	AA–		213,414

	New York State Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed and State Contingency Contract-Backed Bonds, Series 2011B:
500	5.000%, 6/01/16	No Opt. Call	AA–		568,665
740	5.000%, 6/01/17	No Opt. Call	AA–		849,172
565	5.000%, 6/01/18	No Opt. Call	AA–		653,168
7,925	Total New York				8,431,911
	North Carolina – 2.5%

900	North Carolina Capital Facilities Financing Agency, Educational Facilities Revenue Bond, Meredith College, Series 2008A, 5.250%, 6/01/20	6/18 at 100.00	BBB		961,461

2,955	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2003D, 5.375%, 1/01/13	No Opt. Call	A–		3,107,212

32	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Carolina (continued)

$1,700	North Carolina Eastern Municipal Power Agency, Power System Revenue Refunding Bonds, Series 2008A, 5.250%, 1/01/22 – AGC Insured	1/18 at 100.00	AA+	$1,890,043

	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B:
2,035	4.875%, 10/01/13	No Opt. Call	N/R	2,039,151
2,120	5.000%, 10/01/14	No Opt. Call	N/R	2,129,604

5,940	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Refunding Series 2009A, 5.000%, 1/01/26	1/19 at 100.00	A	6,354,374

2,000	North Carolina Municipal Power Agency 1, Catawba Electric Revenue Bonds, Series 2003A, 5.250%, 1/01/16 – AGM Insured	1/13 at 100.00	AA+	2,097,000
17,650	Total North Carolina			18,578,845
	North Dakota – 0.2%

1,180	Ward County Health Care, North Dakota, Revenue Bonds, Trinity Obligated Group, Series 2006, 5.000%, 7/01/14	No Opt. Call	BBB+	1,239,850
	Ohio – 1.6%

1,000	Akron, Ohio, Certificates of Participation, Refunding Series 2005, 5.000%, 12/01/15 – AGC Insured	6/15 at 100.00	AA+	1,106,880

1,260	Barberton City School District, Summit County, Ohio, General Obligation Bonds, School Improvement Series 2008, 4.750%, 12/01/21	6/18 at 100.00	AA	1,399,709

	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-1:
375	5.000%, 6/01/15	No Opt. Call	A1	398,194
345	5.000%, 6/01/16	No Opt. Call	A3	365,200
35	5.000%, 6/01/17	No Opt. Call	Baa1	36,663

3,445	Buckeye Tobacco Settlement Financing Authority, Ohio, Tobacco Settlement Asset-Backed Revenue Bonds, Senior Lien, Series 2007A-2, 5.125%, 6/01/24	6/17 at 100.00	BB–	2,654,407

1,230	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.500%, 8/15/24	8/18 at 100.00	Baa1	1,252,460

1,095	Mason City School District, Warren and Butler Counties, Ohio, General Obligation Bonds, Refunding Series 2007, 4.375%, 12/01/19 – AGM Insured	12/16 at 100.00	Aaa	1,206,000

750	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/16	No Opt. Call	A–	819,435

	Ohio Higher Education Facilities Commission, Revenue Bonds, John Carroll University, Series 1997:
1,135	4.000%, 4/01/14	No Opt. Call	A3	1,192,953
1,000	4.500%, 4/01/15	No Opt. Call	A3	1,080,770

500	Richland County, Ohio, General Obligation Bonds, Correctional Facilities Improvement Refunding Series 2008, 5.875%, 12/01/24 – AGC Insured	12/18 at 100.00	Aa3	568,870
12,170	Total Ohio			12,081,541
	Oklahoma – 0.7%

3,340	Cherokee County Economic Development Authority, Oklahoma, Capital Accumulator Bonds, Series 1988A, 0.000%, 11/01/11 – AMBAC Insured (ETM)	No Opt. Call	N/R	3,340,000

	McClain County Economic Development Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Newcastle Public Schools Project, Series 2006:
355	5.000%, 9/01/12	No Opt. Call	A–	365,604
250	4.125%, 9/01/13	No Opt. Call	A–	260,293

1,430	Oklahoma City Industrial and Cultural Facilities Trust, Oklahoma, Senior Air Cargo Revenue Bonds, Cargo Acquisition Companies Obligated Group, Series 2003, 5.750%, 1/01/23 (Alternative Minimum Tax)	10/14 at 101.00	Ba2	1,203,073
5,375	Total Oklahoma			5,168,970
	Pennsylvania – 2.1%

2,015	Allegheny County Hospital Development Authority, Pennsylvania, Revenue Bonds, University of Pittsburgh Medical Center System, Series 2008B, 5.000%, 6/15/18	No Opt. Call	Aa3	2,297,140

Nuveen Investments	33

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,315	Bethel Park School District, Allegheny County, Pennsylvania, General Obligation Bonds, Series 2009, 4.125%, 8/01/20	8/19 at 100.00	Aa2		$1,479,954

	Delaware County Authority, Pennsylvania, Hospital Revenue Bonds, Crozer-Chester Medical Center, Refunding Series 2005:
1,275	5.000%, 12/15/15 – RAAI Insured	No Opt. Call	BBB–		1,339,273
1,405	5.000%, 12/15/17 – RAAI Insured	12/15 at 100.00	BBB–		1,436,402

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008:
535	5.250%, 10/01/20	10/18 at 100.00	BBB		560,220
565	5.375%, 10/01/21	10/18 at 100.00	BBB		588,967

	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann University, Series 2010:
1,000	5.000%, 10/01/21	10/20 at 100.00	BBB		1,047,430
1,050	5.000%, 10/01/25	10/20 at 100.00	BBB		1,067,714

1,000	Montgomery County Industrial Development Authority, Pennsylvania, First Mortgage Revenue Bonds, Whitemarsh Continuing Care, Series 2005, 6.125%, 2/01/28	2/15 at 100.00	N/R		876,190

3,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+		3,013,500

	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A:
1,100	5.375%, 1/01/14	No Opt. Call	N/R		1,103,366
1,200	5.500%, 1/01/16	No Opt. Call	N/R		1,194,612
15,460	Total Pennsylvania				16,004,768
	Puerto Rico – 0.7%

1,000	Puerto Rico Public Buildings Authority, Guaranteed Government Facilities Revenue Bonds, Series 2007M, 5.500%, 7/01/35 – AMBAC Insured	No Opt. Call	Baa1		1,068,010

4,000	Puerto Rico, General Obligation Bonds, Public Improvment Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	Baa1		4,116,160
5,000	Total Puerto Rico				5,184,170
	Rhode Island – 0.0%

35	Rhode Island Tobacco Settlement Financing Corporation, Tobacco Settlement Asset-Backed Bonds, Series 2002A, 6.125%, 6/01/32	6/12 at 100.00	BBB		35,015
	South Carolina – 1.1%

2,000	Charleston Educational Excellence Financing Corporation, South Carolina, Installment Purchase Revenue Bonds, Charleston County School District, South Carolina Project, Series 2004, 5.000%, 12/01/13	No Opt. Call	AA–		2,180,820

2,000	Lexington County Health Service District, South Carolina, Hospital Revenue Refunding and Improvement Bonds, Series 2003, 5.500%, 11/01/23 (Pre-refunded 11/01/13)	11/13 at 100.00	AA–	(4)	2,198,240

450	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.000%, 8/01/13	No Opt. Call	BBB+		478,701

2,000	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.000%, 8/01/13	No Opt. Call	BBB+		2,127,560

1,000	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/18	No Opt. Call	BBB+		1,089,930
7,450	Total South Carolina				8,075,251
	South Dakota – 1.2%

2,385	Deadwood, South Dakota, Certificates of Participation, Corssover Refunding Series 2005, 5.000%, 11/01/18 – ACA Insured	11/15 at 100.00	A		2,445,150

34	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Dakota (continued)

$1,000	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 5.000%, 11/01/24	11/19 at 100.00	AA–		$1,063,170

1,500	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.125%, 8/01/28 – AGC Insured	8/18 at 100.00	N/R		1,609,425

	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Refunding Series 2003:
1,000	5.000%, 9/01/12	No Opt. Call	A–		1,024,900
1,000	5.000%, 9/01/13	9/12 at 101.00	A–		1,032,120

1,770	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/25	9/14 at 100.00	A–		1,756,283
8,655	Total South Dakota				8,931,048
	Tennessee – 3.9%

2,265	Chattanooga Health, Educational and Housing Facility Board, Tennessee, Hospital Revenue Bonds, Catholic Health Initiatives, Series 2008D, 6.125%, 10/01/28	10/18 at 100.00	AA		2,530,752

3,460	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.125%, 10/01/29	No Opt. Call	N/R		3,618,537

3,650	Jackson, Tennessee, Hospital Revenue Refunding Bonds, Jackson-Madison County General Hospital Project, Series 2008, 5.250%, 4/01/23	4/18 at 100.00	A+		3,884,586

1,000	Memphis, Tennessee, General Improvement Bonds, Series 2005, 5.000%, 10/01/16 – NPFG Insured	No Opt. Call	AA		1,168,130

3,175	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2007C, 5.000%, 11/01/17 – NPFG Insured	No Opt. Call	AA–		3,570,637

4,430	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009A, 5.125%, 11/01/24	No Opt. Call	AA–		4,775,584

	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B:
1,000	5.500%, 11/01/20	11/19 at 100.00	AA–		1,145,860
1,860	5.250%, 11/01/25	11/19 at 100.00	AA–		2,000,039

	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series 2002:
565	6.000%, 9/01/16 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+	(4)	591,770
935	6.000%, 9/01/16 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+	(4)	979,300

1,085	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002, 6.250%, 9/01/12 (ETM)	No Opt. Call	N/R	(4)	1,133,141

2,215	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2002, 6.500%, 9/01/13 (Pre-refunded 9/01/12)	9/12 at 101.00	N/R	(4)	2,351,843

2,000	Sullivan County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Wellmont Health System, Series 2003, 5.000%, 9/01/16 – RAAI Insured	9/13 at 100.00	BBB+		2,044,160
27,640	Total Tennessee				29,794,339
	Texas – 10.3%

1,110	Alvin Independent School District, Brazoria County, Texas, General Obligation Bonds, Refunding Series 2007, 4.125%, 2/15/19	2/16 at 100.00	AAA		1,192,062

1,000	Brazos River Harbor Navigation District, Brazoria County, Texas, Environmental Facilities Revenue Bonds, Dow Chemical Company Project, Refunding Series 2002A-5, 5.700%, 5/15/33 (Alternative Minimum Tax)	No Opt. Call	BBB		1,021,110

2,125	Brownsville, Texas, General Obligation Bonds, Refunding Series 2005, 5.000%, 2/15/17 – NPFG Insured	2/15 at 100.00	Aa3		2,333,229

Nuveen Investments	35

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$1,180	Corinth, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/19 – NPFG Insured	2/17 at 100.00	Aa2		$1,295,959

5,715	Dallas County Utility and Reclamation District, Texas, General Obligation Bonds, Refunding Series 2005A, 5.150%, 2/15/22 – AMBAC Insured	2/17 at 100.00	A3		6,045,841

5,000	Dallas, Texas, General Obligation Bonds, Refunding & Improvements Series 2007, 4.500%, 2/15/27 – NPFG Insured	2/17 at 100.00	AA+		5,196,400

2,440	El Paso County, Texas, General Obligation Bonds, Refunding Series 2007, 5.000%, 2/15/18 – NPFG Insured	No Opt. Call	AA		2,882,030

650	El Paso, Texas, Water and Sewer Revenue Bonds, Refunding Series 2006A, 4.000%, 3/01/18 – AGM Insured	3/15 at 100.00	AA+		693,355

1,120	Elgin Independent School District, Bastrop County, Texas, General Obligation Bonds, School Building Series 2007, 4.375%, 8/01/19	8/17 at 100.00	AAA		1,244,981

2,000	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, School Building Series 2009, 4.550%, 2/15/25	8/19 at 100.00	AA		2,157,700

2,045	Frisco, Collins and Denton Counties, Texas, Certificates of Obligation, Series 2007, 4.500%, 2/15/16 – AMBAC Insured	No Opt. Call	Aa1		2,320,114

875	Giddings Independent School District, Fayette, Lee, and Washington Counties, Texas, General Obligation Bonds, School Building Series 2007A, 4.250%, 2/15/19	2/17 at 100.00	Aaa		962,973

635	Grand Prairie Independent School District, Dallas County, Texas, General Obligation Bonds, Series 2007A, 4.500%, 2/15/18	2/17 at 100.00	AAA		721,557

445	Grapevine Industrial Development Corporation, Texas, Cargo Acquisition Companies Obligated Group, Debt, Sneior Lien Series 2002, 6.500%, 1/01/24 (Alternative Minimum Tax)	1/12 at 101.00	Ba2		396,321

1,230	Gregg County Health Facilities Development Corporation, Texas, Revenue Bonds, Good Shepherd Medical Center, Series 2006A, 5.000%, 10/01/13	No Opt. Call	BBB+		1,266,297

	Hale Center Education Facilities Corporation, Texas, Revenue Bonds, Wayland Baptist University Project, Improvement and Refunding Series 2010:
875	4.000%, 3/01/21	No Opt. Call	A–		885,859
500	4.000%, 3/01/22	3/21 at 100.00	A–		499,560
800	4.000%, 3/01/23	3/21 at 100.00	A–		789,560
440	4.250%, 3/01/25	3/21 at 100.00	A–		434,905

1,950	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.125%, 12/01/31	12/18 at 100.00	A+		2,195,135

	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010:
2,270	5.000%, 7/01/19	No Opt. Call	BBB+		2,308,159
2,380	5.000%, 7/01/20	No Opt. Call	BBB+		2,404,014

2,000	Houston Health Facilities Development Corporation, Texas, Revenue Bonds, Buckingham Senior Living Community Inc., Series 2004A, 7.000%, 2/15/23 (Pre-refunded 2/15/14)	2/14 at 101.00	AA+	(4)	2,297,700

715	Howard County Junior College District, Texas, General Obligation Bonds, Series 2007, 4.250%, 2/15/18 – AMBAC Insured	2/17 at 100.00	AA–		787,222

1,000	Kaufman County, Texas, Certificate of Oligation, Series 2002, 5.000%, 2/15/17 – AGM Insured	2/12 at 100.00	AA+		1,012,490

	League City, Texas, Waterworks and Sewer System Revenue Bonds, Series 2008:
1,230	4.000%, 2/15/18 – AGM Insured	2/17 at 100.00	AA+		1,353,689
1,315	4.375%, 2/15/23 – AGM Insured	2/17 at 100.00	AA+		1,387,351

1,000	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvment Series 2007, 5.000%, 11/01/16	No Opt. Call	BBB		1,082,080

770	Mansfield Independent School District, Tarrant County, Texas, General Obligation Bonds, Series 2006, 5.000%, 2/15/22	No Opt. Call	AAA		862,816

36	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Texas (continued)

$2,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Series 2008A, 6.000%, 1/01/24	1/18 at 100.00	A2		$2,801,875

3,000	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2		3,427,500

1,000	Northwest Independent School District, Denton County, Texas, General Obligation Bonds, Refunding Series 2006, 4.500%, 2/15/26	No Opt. Call	Aaa		1,041,280

1,465	Odessa Housing Finance Corporation, Texas, Residual Revenue Bonds, Series 1989, 0.000%, 6/01/12 – NPFG Insured (ETM)	12/11 at 96.15	N/R	(4)	1,462,085

1,000	Plano Independent School District, Collin County, Texas, General Obligation Bonds, Series 2008A, 5.000%, 2/15/25	No Opt. Call	Aaa		1,110,840

875	San Angelo, Texas, Certificates of Obligation Bonds, Tom Green County Series 2007A, 4.400%, 2/15/19 – NPFG Insured	2/17 at 100.00	AA		963,970

	San Antonio, Texas, General Obligation Bonds, Series 2006:
1,000	4.125%, 2/01/19	2/16 at 100.00	AAA		1,082,830
1,140	4.250%, 2/01/20	2/16 at 100.00	AAA		1,226,845

575	San Leanna Education Facilities Corporation, Texas, Higher Education Revenue Bonds, Saint Edward’s University Project, Series 2007, 5.000%, 6/01/19	6/17 at 100.00	BBB+		615,164

870	Sunnyvale School District, Texas, General Obligation Bonds, School Building Series 2007, 4.400%, 2/15/20	2/17 at 100.00	AAA		951,476

1,235	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 5.750%, 11/15/14	No Opt. Call	N/R		1,259,910

3,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, The Stayton at Museum Way Senior Living Center, Inc. Project, Temps 50, Series 2009C-2, 6.500%, 11/15/14	11/11 at 100.00	N/R		2,999,880

2,210	Teague Independent School District, Freestone County, Texas, Unlimited Tax General Obligation Bonds, School Building Series 2008, 5.000%, 2/15/19	2/18 at 100.00	AAA		2,568,131

2,000	Texas State Transportation Commission, Highway Fund Revenue Bonds, First Tier Series 2007, 5.000%, 4/01/17	No Opt. Call	AAA		2,356,340

1,500	Texas State, General Obligation Bonds, Water Financial Assistance, Refunding Series 2007A, 5.000%, 8/01/17	No Opt. Call	Aaa		1,777,800

	Travis County Health Facilities Development Corporation, Texas, Reitrement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,000	5.250%, 11/15/17	11/15 at 100.00	N/R		968,830
900	5.500%, 11/15/25	11/15 at 100.00	N/R		821,781

1,000	Tyler Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Mother Frances Hospital Regional Healthcare Center, Series 2003, 5.250%, 7/01/12	No Opt. Call	Baa1		1,015,000

500	Victoria Independent School District, Victoria County, Texas, General Obligation Bonds, Series 2007, 5.000%, 2/15/18	2/17 at 100.00	AAA		580,715

1,000	Victoria, Texas, Utility System Revenue Refunding Bonds, Series 2007, 4.400%, 12/01/19 – AMBAC Insured	12/17 at 100.00	AA–		1,099,300
72,585	Total Texas				78,162,021
	Washington – 4.4%

5,690	Central Valley School District 356 Spokane County, Washington, Unlimited Tax Deferred Interest General Obligation Bonds, Series 1998B, 0.000%, 12/01/14 – FGIC Insured	No Opt. Call	Aa2		5,455,117

1,515	Clark County School District 37, Vancouver, Washington, General Obligation Bonds, Series 1998, 5.250%, 12/01/14 – AGM Insured	No Opt. Call	AA+		1,715,692

1,300	Grant County Public Utility District 2, Washington, Electric System Revenue Bonds, Refunding Series 2011-I, 5.000%, 1/01/20	No Opt. Call	AA–		1,511,055

Nuveen Investments	37

Portfolio of Investments (Unaudited)

Nuveen Intermediate Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Washington (continued)

$500	King County School District 401, Highline, Washington, General Obligation Bonds, Series 2006, 5.250%, 12/01/25 – AGM Insured	No Opt. Call	AA+		$551,100

265	King County School District 412 Shoreline, Washington, General Obligation Bonds, Series 2008, 5.750%, 12/01/21	12/18 at 100.00	AA+		320,242

600	Snohomish County Housing Authority, Washington, Pooled Housing Revenue Bonds, Series 1996, 6.300%, 4/01/16	4/12 at 100.00	AA		608,928

4,440	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.375%, 12/01/19 – NPFG Insured	12/11 at 100.00	AA		4,459,225

560	Snohomish County, Washington, Limited Tax General Obligation Bonds, Series 2001, 5.375%, 12/01/19 (Pre-refunded 12/01/11) – NPFG Insured	12/11 at 100.00	Aa2	(4)	562,425

1,000	Spokane County School District 81, Spokane, Washington, General Obligation Bonds, Series 2005, 5.000%, 6/01/16 – NPFG Insured	6/15 at 100.00	Aa1		1,129,119

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
3,125	6.250%, 7/01/24	7/19 at 100.00	Baa2		3,291,687
2,000	6.750%, 7/01/29	7/19 at 100.00	Baa2		2,080,299

3,250	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.125%, 10/01/24	10/19 at 100.00	Baa1		3,328,422

3,000	Washington State, General Obligation Bonds, Series 2005A, 5.000%, 1/01/25 – AMBAC Insured	1/15 at 100.00	AA+		3,239,909

3,000	Washington, General Obligation Bonds, Series 2000S-5, 0.000%, 1/01/16 – FGIC Insured	No Opt. Call	AA+		2,805,539

2,275	Washington, Various Purpose General Obligation Bonds, Series 1998C, 5.500%, 7/01/14	No Opt. Call	AA+		2,562,013
32,520	Total Washington				33,620,772
	Wisconsin – 1.9%

2,000	Franklin, Wisconsin, Solid Waste Disposal Revenue Bonds, Waste Management of Wisconsin, Inc. Project, Series 2006A, 4.950%, 11/01/16 (Alternative Minimum Tax)	No Opt. Call	BBB		2,227,599

1,470	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care Inc., Series 1999A, 5.500%, 2/15/20	2/12 at 100.00	A		1,471,572

2,060	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.000%, 6/01/30	6/15 at 100.00	Baa2		2,083,256

1,400	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Childrens Hospital of Wisconsin Inc., Series 2008B, 4.350%, 8/15/19	No Opt. Call	AA–		1,526,895

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 5.750%, 12/01/19	12/11 at 100.00	N/R		1,367,379

1,250	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Fort Healthcare Inc., Series 2004, 5.375%, 5/01/18	5/14 at 100.00	BBB+		1,279,899

850	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Marshfield Clinic, Series 2001B, 5.500%, 2/15/13	2/12 at 100.00	BBB+		857,284

1,500	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Southwest Health Center Inc., Series 2004A, 6.125%, 4/01/24	4/14 at 100.00	N/R		1,493,084

640	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Vernon Memorial Healthcare Inc., Series 2005, 4.650%, 3/01/15	No Opt. Call	BBB–		667,897

1,450	Wisconsn Health and Educational Facilities Authority, Revenue Bonds, The Medical College of Wisconsin, Inc., Series 2004A, 5.000%, 12/01/15 – NPFG Insured	12/14 at 100.00	A+		1,576,106
14,620	Total Wisconsin				14,550,971

38	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wyoming – 0.3%

$2,250	Lincoln County, Wyoming, Pollution Control Revenue Refunding Bonds, PacifiCorp Project, Series 1995, 4.125%, 11/01/25 (Mandatory put 6/01/13) (Alternative Minimum Tax)	No Opt. Call	A2	$2,364,323
719,312	Total Municipal Bonds (cost $706,411,730) – 98.4%			744,211,696

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 0.6%

	Money Market Funds – 0.6%

4,227,702	First American Tax Free Obligations Fund, Class Z, 0.000% (7)			$4,227,702
	Total Short-Term Investments (cost $4,227,702)			4,227,702
	Total Investments (cost $710,639,432) – 99.0%			748,439,398
	Other Assets Less Liabilities – 1.0%			7,759,774
	Net Assets – 100%			$756,199,172

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.400% coupon and May, 15, 2014 maturity) was restructured into two new securities. The first security, which is 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the original issue, has 700,000 par, 5.400% coupon and May 15, 2017 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	During July 2010, the original issue for this security (1,000,000 par, 5.500% coupon and May 15, 2015 maturity) was restructured into two new securities. The first security, which is 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the original issue, has a 700,000 par, 5.500% coupon and May 15, 2018 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(7)	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

N/R	Not rated.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	39

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund

(formerly Nuveen Short Tax Free Fund)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	MUNICIPAL BONDS – 86.9%

	Alaska – 0.6%

$1,825	Alaska Railroad Corporation, Capital Grant Receipts Bonds, Section 5307 and 5309 Formula Funds, Series 2007, 5.000%, 8/01/12 – NPFG Insured	No Opt. Call	A+	$1,882,999
	Arizona – 2.3%

1,545	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2010, 5.000%, 5/15/19	No Opt. Call	A–	1,704,274

5,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/17	No Opt. Call	A+	5,670,600
6,545	Total Arizona			7,374,874
	Arkansas – 1.0%

2,750	North Little Rock Health Facilities Board, Arkansas, Healthcare Revenue Bonds, Baptist Health, Series 1996B, 5.375%, 12/01/19	12/18 at 100.00	A+	3,066,910
	California – 8.6%

870	ABAG Finance Authority for Nonprofit Corporations, California, Revenue Bonds, Episcopal Senior Communities, Refunding Series 2011, 4.000%, 7/01/13	No Opt. Call	BBB+	883,659

4,705	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc., Series 2010A, 1.200%, 8/01/23 (Mandatory put 2/01/12) (Alternative Minimum Tax)	No Opt. Call	BBB	4,705,141

1,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, USA Waste Serviices Inc., Refunding Series 1998A, 2.625%, 6/01/18 (Mandatory put 6/02/14) (Alternative Minimum Tax)	No Opt. Call	BBB	1,014,530

2,330	California State Public Works Board, Lease Revenue Bonds, Department of Corrections & Rehabilitation, Series 2011C, 4.000%, 10/01/15	No Opt. Call	A2	2,473,714

3,000	California State Public Works Board, Lease Revenue Bonds, Various Capital Projects, Series 2011A, 4.000%, 10/01/15	No Opt. Call	A2	3,202,710

2,500	California Statewide Communities Development Authority, Revenue Bonds, Adventist Health System West, Series 2005A, 5.000%, 3/01/16	3/15 at 100.00	A	2,686,900

2,500	Inland Valley Development Agency, California, Tax Allocation Bonds, Series 2011B, 4.250%, 3/01/41 (Mandatory put 3/01/15)	No Opt. Call	A	2,591,100

3,750	Long Beach Community College District, California, General Obligation Bonds, Series 2010A, 9.850%, 1/15/13	No Opt. Call	Aa2	4,161,488

500	Northern California Power Agency, Hydroelectric Project Number One Revenue Bonds, Refunding Series 2010A, 5.000%, 7/01/16	No Opt. Call	A	573,835

	Pittsburg Infrastructure Financing Authority, California, Reassessment Revenue Refunding Bonds, Series 2011A:
200	2.000%, 9/02/13 – AGM Insured	No Opt. Call	AA+	199,704
400	3.000%, 9/02/14 – AGM Insured	No Opt. Call	AA+	406,336

1,400	Port of Oakland, California, Revenue Refunding Bonds, Series 2011-O, 4.000%, 5/01/13 (Alternative Minimum Tax)	No Opt. Call	A	1,455,888

985	Union City Community Redevelopment Agency, California, Tax Allocation Revenue Bonds, Redevelopment Project, Subordinate Lien Series 2011, 5.000%, 12/01/18	No Opt. Call	A	1,030,359

	West Kern Water District, California, Certificates of Participation, Series 2011:
350	3.000%, 6/01/13 (WI/DD, Settling 11/02/11)	No Opt. Call	AA–	358,432
630	3.000%, 6/01/14 (WI/DD, Settling 11/02/11)	No Opt. Call	AA–	649,461
860	3.000%, 6/01/15 (WI/DD, Settling 11/02/11)	No Opt. Call	AA–	885,250
600	3.000%, 6/01/16 (WI/DD, Settling 11/02/11)	No Opt. Call	AA–	613,590
26,580	Total California			27,892,097
	Colorado – 3.3%

3,345	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Catholic Health Initiatives, Series 2009A, 5.000%, 7/01/15	No Opt. Call	AA	3,769,380

40	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Colorado (continued)

$2,400	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Evangelical Lutheran Good Samaritan, Series 2009B, 5.000%, 6/01/39 (Mandatory put 12/01/14)	No Opt. Call	A–	$2,578,056

1,000	Colorado Health Facilities Authority, Colorado, Revenue Bonds, Yampa Valley Medical Center, Series 2007, 5.000%, 9/15/13	No Opt. Call	BBB	1,035,800

1,010	Colorado Health Facilities Authority, Hospital Improvement Revenue Bonds, NCMC Inc., Series 2003A, 5.000%, 5/15/13 – AGM Insured	No Opt. Call	AA+	1,064,146

	Eagle County Air Terminal Corporation, Colorado, Airport Terminal Project Revenue Bonds, Refunding Series 2011A:
115	3.000%, 5/01/12 (Alternative Minimum Tax)	No Opt. Call	Baa2	115,516
125	3.000%, 5/01/13 (Alternative Minimum Tax)	No Opt. Call	Baa2	125,713
235	3.000%, 5/01/14 (Alternative Minimum Tax)	No Opt. Call	Baa2	234,608
345	3.500%, 5/01/15 (Alternative Minimum Tax)	No Opt. Call	Baa2	346,128

1,240	Meridian Metropolitan District, Douglas County, Colorado, General Obligation Refunding Bonds, Series 2011A, 3.000%, 12/01/15	No Opt. Call	A	1,288,273
9,815	Total Colorado			10,557,620
	Connecticut – 0.8%

1,200	Connecticut Development Authority, Pollution Control Revenue Bonds, Connecticut Light and Power Company, Refunding Series 2011B, 1.250%, 9/01/28 (Mandatory put 9/03/13)	No Opt. Call	A2	1,199,952

	Connecticut Health and Educational Facilities Authority, Revenue Bonds, Sacred Heart University, Series 2011G:
505	2.250%, 7/01/14	No Opt. Call	BBB	506,257
765	4.000%, 7/01/15	No Opt. Call	BBB	802,340
2,470	Total Connecticut			2,508,549
	Delaware – 0.9%

3,000	Wilmington, Delaware, Multifamily Rental Housing Revenue Bonds, Lincoln Towers Associates, LLC Project, Series 2011A and Series 2011B, 4.000%, 7/15/13	No Opt. Call	N/R	3,010,170
	District of Columbia – 0.7%

	District of Columbia, Revenue Bonds, Gallaudet University, Series 2011:
200	3.000%, 4/01/13	No Opt. Call	A+	204,092
250	3.000%, 4/01/14	No Opt. Call	A+	256,303

1,700	District of Columbia, Revenue Bonds, Georgetown University, Refunding Series 2009A, 5.000%, 4/01/14	No Opt. Call	A–	1,838,907
2,150	Total District of Columbia			2,299,302
	Florida – 7.9%

5,000	Citizens Property Insurance Corporation, Florida, High-Risk Account Revenue Bonds, Coastal Account Senior Secured Series 2011A-1, 5.000%, 6/01/15	No Opt. Call	A+	5,391,950

4,000	Florida Hurricane Catastrophe Fund, Financial Corporation Revenue Bonds, Series 2006A, 5.250%, 7/01/12	No Opt. Call	AA–	4,125,320

1,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Refunding Series 2009E, 5.000%, 11/15/15	No Opt. Call	AA–	1,126,730

2,000	Highlands County Health Facilities Authority, Florida, Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Variable Rate Demand Series 2005I, 5.000%, 11/15/16	No Opt. Call	AA–	2,265,200

500	Lakeland, Florida, Hospital System Revenue Bonds, Lakeland Regional Health, Refunding Series 2011, 3.000%, 11/15/12	No Opt. Call	A2	507,885

180	Lee County, Florida, Airport Revenue Refunding Bonds, Series 2011A, 4.000%, 10/01/13 (Alternative Minimum Tax)	No Opt. Call	A2	185,915

1,000	Miami, Florida, Special Obligation Non-Ad Valorem Revenue Refunding Bonds, Series 2011A, 5.000%, 2/01/17	No Opt. Call	AA+	1,072,410

Nuveen Investments	41

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$500	Miami-Dade County Industrial Development Authority, Florida, Solid Waste Revenue Bonds, Waste Management Inc. of Florida Project, Series 2008, 2.625%, 8/01/23 (Mandatory put 8/01/14) (Alternative Minimum Tax)	No Opt. Call	BBB	$502,000

	Pinellas County Educational Facilities Authority, Florida, General Revenue Bonds, Barry University, Refunding Series 2011:
590	3.000%, 10/01/12	No Opt. Call	BBB	596,242
605	4.000%, 10/01/13	No Opt. Call	BBB	626,707
705	5.000%, 10/01/15	No Opt. Call	BBB	760,780
1,060	4.000%, 10/01/16	No Opt. Call	BBB	1,091,938

330	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Water and Sewer Utility Service Area 3 & 4, Refunding Series 2011A, 1.250%, 9/01/12 – AGM Insured	No Opt. Call	AA+	331,478

2,000	South Miami Health Facilities Authority, Florida, Hospital Revenue, Baptist Health System Obligation Group, Series 2007, 5.000%, 8/15/12	No Opt. Call	AA	2,068,320

1,000	Tallahassee, Florida, Energy System Revenue Bonds, Series 2007, 5.000%, 10/01/12 – NPFG Insured	No Opt. Call	AA	1,040,020

	Volusia County Educational Facilities Authority, Florida, Educational Facilities Revenue and Refunding Bonds, Embry-Riddle Aeronautical University, Inc. Project, Series 2011:
2,380	2.000%, 10/15/14 – AGM Insured	No Opt. Call	AA+	2,361,722
1,275	4.000%, 10/15/15 – AGM Insured	No Opt. Call	AA+	1,344,475
24,125	Total Florida			25,399,092
	Georgia – 1.4%

1,250	Atlanta, Georgia, Airport General Revenue Refunding Bonds, Series 2011B, 5.000%, 1/01/14	No Opt. Call	A+	1,337,213

3,200	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 4.000%, 9/01/15	No Opt. Call	BBB	3,235,136
4,450	Total Georgia			4,572,349
	Hawaii – 0.5%

1,500	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009C-1, 7.500%, 11/15/15	5/12 at 100.00	N/R	1,517,100
	Illinois – 3.0%

4,000	Illinois Finance Authority, Revenue Bonds, Art Institute of Chicago, Refunding Series 2010A, 5.000%, 3/01/15	No Opt. Call	A+	4,452,880

500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 6.250%, 2/01/19	No Opt. Call	Baa3	493,085

	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A:
1,630	5.000%, 11/01/13	No Opt. Call	A2	1,714,727
1,105	5.000%, 11/01/14	No Opt. Call	A2	1,175,499

300	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Capitol Appreciation Series 2010B, 0.000%, 5/15/50 (5)	1/12 at 15.07	N/R	891

700	Illinois Finance Authority, Revenue Bonds, The Clare at Water Tower Project, Refunding Series 2010A-1, 5.100%, 5/15/14 (5)	2/12 at 100.00	N/R	199,500

	Macon County School District 61 Decatur, Illinois, General Obligation Bonds, Series 2011A:
300	2.000%, 1/01/13 – AGM Insured	No Opt. Call	Aa3	302,682
320	2.000%, 1/01/15 – AGM Insured	No Opt. Call	Aa3	322,400

	Williamson & Johnson Counties Community Unit School District 2, Marion, Illinois, General Obligation Bonds, Series 2011:
395	5.750%, 12/01/14 – AGM Insured	No Opt. Call	AA+	433,193
450	5.750%, 12/01/15 – AGM Insured	No Opt. Call	AA+	498,182
9,700	Total Illinois			9,593,039

42	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Indiana – 0.9%

$990	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/12	No Opt. Call	BB+	$984,545

1,000	Indiana Finance Authority, Economic Development Revenue Bonds, Republic Service, Inc. Project, Refunding Series 2010A, 0.850%, 5/01/34 (Mandatory put 3/01/12) (Alternative Minimum Tax)	No Opt. Call	BBB	1,000,020

1,000	Indiana Health and Educational Facilities Financing Authority, Revenue Bonds, Baptist Homes of Indiana, Series 2005, 5.000%, 11/15/13	No Opt. Call	A–	1,048,220
2,990	Total Indiana			3,032,785
	Iowa – 2.8%

	Ames, Iowa, Hospital Revenue Bonds, Mary Greeley Medical Center, Series 2011:
100	3.000%, 6/15/13	No Opt. Call	A2	102,409
230	4.000%, 6/15/14	No Opt. Call	A2	242,052
500	4.000%, 6/15/15	No Opt. Call	A2	528,315

	Iowa Finance Authority, Healthcare Revenue Bonds, Genesis Health System, Refunding Series 2010:
1,150	5.000%, 7/01/16	No Opt. Call	A1	1,278,271
2,285	5.000%, 7/01/20	No Opt. Call	A1	2,536,510

4,000	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, Grinnell College, Series 2001, 2.100%, 12/01/11 (ETM)	No Opt. Call	AAA	4,006,240

220	Iowa Higher Education Loan Authority, Private College Facility Revenue Bonds, University of Dubuque Project, Refunding Series 2011, 4.000%, 10/01/14	No Opt. Call	BBB–	225,848
8,485	Total Iowa			8,919,645
	Kansas – 1.8%

1,350	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008A, 4.125%, 9/01/37 (Mandatory put 3/01/13)	3/12 at 100.00	A+	1,361,813

1,150	Olathe, Kansas, Health Facilities Revenue Bonds, Olathe Medical Center, Series 2008, 4.000%, 9/01/12	No Opt. Call	A+	1,176,289

1,000	Wichita, Kansas, Hospital Facilities Revenue Bonds, Via Christi Health System, Inc., Refunding Series 2009X, 5.000%, 11/15/15	No Opt. Call	A+	1,108,170

	Wichita, Kansas, Hospital Facilities Revenue Refunding and Improvement Bonds, Via Christi Health System Inc., Series 2009A-III:
1,000	5.000%, 11/15/14	No Opt. Call	A+	1,095,390
1,000	5.000%, 11/15/16	No Opt. Call	A+	1,116,160
5,500	Total Kansas			5,857,822
	Kentucky – 1.2%

3,000	Pikeville, Kentucky, Educational Facilities Revenue Bond, Pikeville College of Osteopathic Medicine, Bond Anticipation Notes, Series 2011, 4.000%, 5/01/13	No Opt. Call	MIG2	3,058,380

750	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 4.000%, 3/01/13	No Opt. Call	A3	768,810
3,750	Total Kentucky			3,827,190
	Louisiana – 0.6%

1,000	Jefferson Parish Hospital District1, Louisiana, Hospital Revenue Bonds, West Jefferson Medical Center, Refunding Series 2011A, 1.950%, 1/01/12	No Opt. Call	BBB	1,000,380

960	Louisiana Citizens Property Insurance Corporation, Assessment Revenue Bonds, Series 2006B, 5.000%, 6/01/15 – AMBAC Insured	No Opt. Call	A–	1,025,894
1,960	Total Louisiana			2,026,274
	Massachusetts – 1.9%

	Massachusetts Development Finance Agency, Revenue Bonds, Lasell College, Series 2011:
220	2.000%, 7/01/12	No Opt. Call	BBB	220,070
600	2.250%, 7/01/13	No Opt. Call	BBB	600,234

Nuveen Investments	43

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$655	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14	12/11 at 100.00	N/R	$654,260

2,245	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 4.500%, 1/01/16 (Alternative Minimum Tax)	No Opt. Call	AA	2,361,044

2,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Northeastern University, Series 2008T, 4.125%, 10/01/37 (Mandatory put 2/16/12)	No Opt. Call	A2	2,023,000

325	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, Springfield College, Series 2010, 4.000%, 10/15/13	No Opt. Call	Baa1	336,135
6,045	Total Massachusetts			6,194,743
	Michigan – 3.9%

	Bridgeport Spaulding Community School District, Saginaw County, Michigan, General Obligation Bonds, Refunding Series 2011:
675	2.500%, 5/01/14 – AGM Insured	No Opt. Call	Aa2	682,844
1,250	3.000%, 5/01/15 – AGM Insured	No Opt. Call	Aa2	1,275,288

	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Healthcare Group, Series 2011A:
175	3.000%, 5/15/13 (WI/DD, Settling 11/03/11)	No Opt. Call	A2	177,447
430	4.000%, 5/15/15 (WI/DD, Settling 11/03/11)	No Opt. Call	A2	448,241

2,030	Michigan Hospital Finance Authority, Revenue Bonds, Ascension Health Group, Series 2010B, 5.000%, 11/15/16	No Opt. Call	AA+	2,308,516

4,455	Walled Lake Consolidated School District, Oakland County, Michigan, General Obligation Bonds, Refunding Series 2011, 2.000%, 5/01/13	No Opt. Call	AAA	4,499,996

1,200	Warren Consolidated Schools, Counties of Macomb and Oakland, State of Michigan, General Obligation Bonds, Series 2003, 5.000%, 5/01/12 – NPFG Insured	No Opt. Call	AA	1,225,644

225	Wayne County Airport Authority, Michigan, Revenue Bonds, Detroit Metropolitan Airport, Refunding Series 2010A, 5.000%, 12/01/16 (Alternative Minimum Tax)	No Opt. Call	A	244,528

	Williamston Community Schools School District, Ingham County, Michigan, General Obligation Bonds, Refunding Series 2011:
610	2.000%, 5/01/13	No Opt. Call	AA–	615,911
1,120	3.000%, 5/01/14	No Opt. Call	AA–	1,154,350
12,170	Total Michigan			12,632,765
	Minnesota – 3.6%

2,500	Minneapolis, Minnesota, Revenue Bonds, National Marrow Donor Program Project, Series 2010, 5.000%, 8/01/17	No Opt. Call	BBB	2,672,550

1,000	Minneapolis-St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, HealthPartners Inc., Series 2003, 5.250%, 12/01/12	No Opt. Call	A3	1,046,350

2,500	Minneapolis-St. Paul Metropolitan Airports Commission, Minnesota, Airport Revenue Bonds, Refunding Senior Lien Series 2009B, 5.000%, 1/01/15 (Alternative Minimum Tax)	No Opt. Call	AA–	2,748,775

1,335	Minnesota Agricultural and Economic Development Board, Health Care Facilities Revenue Bonds, Essentia Health Obligated Group, Series 2008C-1, 5.000%, 2/15/15 – AGC Insured	No Opt. Call	AA+	1,469,354

	Minnesota Higher Education Facilities Authority, Revenue Bonds, Bethel University, Refunding Series 2007-6-R:
910	5.500%, 5/01/16	No Opt. Call	N/R	952,351
1,065	5.500%, 5/01/17	No Opt. Call	N/R	1,112,691

500	Minnesota Higher Education Facilities Authority, Revenue Bonds, Hamline University, Series 2011-7K1, 3.000%, 10/01/13	No Opt. Call	Baa2	509,870

1,000	Saint Cloud, Minnesota, Health Care Revenue Bonds, CentraCare Health System Project, Series 2010A, 5.000%, 5/01/15	No Opt. Call	A2	1,095,060
10,810	Total Minnesota			11,607,001

44	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Mississippi – 1.1%

$3,235	Mississippi Development Bank, Special Obligation Bonds, Jackson County Limited Tax Note, Series 2009B-1, 4.000%, 7/01/15 – AGC Insured	No Opt. Call	AA+	$3,518,192
	Missouri – 3.2%

320	Joplin Industrial Development Authority, Missouri, Revenue Bonds, Christian Homes Inc., Series 2007F, 5.500%, 5/15/17	No Opt. Call	BBB–	329,677

3,000	Kirkwood Industrial Development Authority, Missouri Retirement Community Revenue Bonds, Aberdeen Heights Project, Series 2010C, 6.500%, 5/15/15	2/12 at 100.00	N/R	3,002,340

2,020	Missouri Development Finance Board, Independence, Infrastructure Facilities Revenue Bonds, Water System Improvement Projects, Series 2009E, 4.000%, 11/01/16	11/14 at 100.00	A–	2,100,982

	Missouri Health and Educational Facilities Authority, Revenue Bonds, Rockhurst University, Series 2011A:
460	3.000%, 10/01/12	No Opt. Call	BBB	464,572
475	3.000%, 10/01/13	No Opt. Call	BBB	481,997

200	Missouri Joint Municipal Electric Utility Commission, Plum Point Project, Revenue Bonds, Series 2006, 5.000%, 1/01/16 – NPFG Insured	No Opt. Call	A–	217,636

2,435	Saint Louis, Missouri, Airport Revenue Bonds, Lambert-St. Louis International Airport, Refunding Series 2011B, 5.000%, 7/01/14	No Opt. Call	A–	2,607,958

950	St. Louis, Missouri, Airport Revenue Bonds, Series 1970, 5.000%, 7/01/15	No Opt. Call	A–	1,029,040
9,860	Total Missouri			10,234,202
	Montana – 0.6%

1,740	Montana Facilities Finance Authority, Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Camposite Deal Series 2010B, 5.000%, 1/01/19	No Opt. Call	AA	1,961,050
	Nebraska – 0.1%

250	Central Plains Energy Project, Nebraska, Gas Project 1 Revenue Bonds, Series 2007A, 5.250%, 12/01/21	No Opt. Call	A	251,858
	New Jersey – 4.0%

1,000	New Jersey Health Care Facilities Financing Authority, New Jersey, Revenue Bonds, Saint Peters University Hospital, Refunding Series 2011, 5.000%, 7/01/13	No Opt. Call	BBB–	1,040,440

4,000	New Jersey Health Care Facilities Financing Authority, Revenue Bonds, Saint Barnabas Health Care System, Refunding Series 2011A, 5.000%, 7/01/15 (WI/DD, Settling 11/10/11)	No Opt. Call	BBB	4,266,360

4,000	New Jersey Higher Education Assistance Authority, Student Loan Revenue Bonds, Series 2011-1, 5.000%, 12/01/14 (Alternative Minimum Tax)	No Opt. Call	Aa3	4,279,760

3,000	New Jersey Transportation Trust Fund Authority, Transportation System Bonds, Series 2010D, 5.000%, 12/15/18	No Opt. Call	A+	3,401,010
12,000	Total New Jersey			12,987,570
	New Mexico – 0.7%

2,000	New Mexico Educational Assistance Foundation, Education Loan Bonds, Senior Lien Series 2009A, 3.900%, 9/01/14 (Alternative Minimum Tax)	No Opt. Call	Aaa	2,106,680
	New York – 1.4%

2,000	New York State Energy Research and Development Authority, Pollution Control Revenue Bonds, New York State Electric and Gas Corporation, Series 2011A, 2.125%, 3/15/15	No Opt. Call	A–	1,982,380

875	Yonkers, New York, General Obligation Bonds, Series 2005A, 5.000%, 8/01/13 – NPFG Insured	No Opt. Call	BBB+	923,571

1,500	Yonkers, New York, General Obligation Bonds, Series 2011A, 5.000%, 10/01/14	No Opt. Call	BBB+	1,620,780
4,375	Total New York			4,526,731

Nuveen Investments	45

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	North Dakota – 1.0%

$3,040	Fargo, North Dakota, Health System Revenue Bonds, Sanford Health, Refunding Series 2011, 3.500%, 11/01/16	No Opt. Call	AA–	$3,165,765
	Ohio – 0.6%

785	Cleveland State University, Ohio, General Receipts Bonds, Series 2007A, 5.750%, 6/01/14 – FGIC Insured	No Opt. Call	A+	871,900

1,000	Ohio Air Quality Development Authority, Ohio, Air Quality Revenue Refunding Bonds, Ohio Power Company Project, Series 2010A, 3.250%, 6/01/41 (Mandatory put 6/02/14)	No Opt. Call	Baa1	1,020,500
1,785	Total Ohio			1,892,400
	Oklahoma – 1.0%

2,000	Cleveland County Public Facilities Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Norman Public Schools Project, Series 2010, 3.500%, 6/01/12	No Opt. Call	A+	2,034,480

1,125	Tulsa County Industrial Authority, Oklahoma, Educational Facilities Lease Revenue Bonds, Jenks Public Schools Project, Series 2009, 5.000%, 9/01/14	No Opt. Call	AA–	1,254,240
3,125	Total Oklahoma			3,288,720
	Oregon – 1.0%

2,840	Medford Hospital Facilities Authority, Oregon, Hospital Revenue Bonds, Asante Health System, Refunding Series 2010, 5.000%, 8/15/15 – AGM Insured	No Opt. Call	AA+	3,183,526
	Pennsylvania – 5.5%

1,000	Allegheny County Airport Authority, Pennsylvania, Airport Revenue Bonds, Pittsburgh International Airport, Refunding Series 2010A, 5.000%, 1/01/16 – AGM Insured (Alternative Minimum Tax)	No Opt. Call	AA+	1,073,080

100	Allegheny County Higher Education Building Authority, Pennsylvania, Revenue Bonds, Carlow University Project, Series 2011, 3.000%, 11/01/11	No Opt. Call	BBB–	100,000

2,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Republic Services Inc Project, Refunding Series 2010B, 0.950%, 12/01/30 (Mandatory put 1/03/12)	No Opt. Call	BBB	1,999,940

3,000	Pennsylvania Economic Development Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Project, Series 2011, 2.625%, 7/01/41 (Mandatory put 7/01/14)	No Opt. Call	BBB	3,059,790

725	Pennsylvania Higher Educational Facilities Authority, Revenue Bonds, AICUP Financing Program-Mount Aloysius College Project, Series 2011R-1, 2.000%, 11/01/41 (Mandatory put 4/30/13) (WI/DD, Settling 11/15/11)	11/12 at 100.00	A–	728,002

1,780	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Refunding Tenth Series 2011B, 4.000%, 7/01/13	No Opt. Call	BBB+	1,852,820

5,000	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 5.000%, 8/01/14	No Opt. Call	A2	5,407,350

	Scranton, Pennsylvania, Sewer Authority Revenue Bonds, Series 2011A:
250	2.250%, 12/01/13 – AGM Insured	No Opt. Call	AA+	253,398
540	3.500%, 12/01/14 – AGM Insured	No Opt. Call	AA+	566,033

	Union County Hospital Authority, Pennsylvania, Hospital Revenue Bonds, Evangelical Community Hospital Project, Refunding and Improvement Series 2011:
1,385	4.000%, 8/01/15	No Opt. Call	BBB+	1,411,675
1,440	4.250%, 8/01/16	No Opt. Call	BBB+	1,475,093
17,220	Total Pennsylvania			17,927,181
	Puerto Rico – 0.6%

1,500	Puerto Rico Government Development Bank, Senior Note Revenue Bonds, Series 2011C, 1.000%, 10/15/12	4/12 at 100.00	Baa1	1,493,205

500	Puerto Rico Municipal Finance Agency, Series 2005B, 5.000%, 7/01/14 – CIFG Insured	No Opt. Call	Baa1	534,855
2,000	Total Puerto Rico			2,028,060

46	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	South Carolina – 2.1%

$1,500	Georgetown County, South Carolina, Pollution Control Facilities Revenue Bonds, International Paper Company Project Refunding, Series 1999A, 5.125%, 2/01/12	No Opt. Call	BBB		$1,512,285

1,000	Richland County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company Project, Series 2007, 4.600%, 9/01/12	No Opt. Call	BBB		1,024,970

3,315	SCAGO Public Facilities Corporation for Lancaster County, South Carolina, Installment Purchase Revenue Bonds, Series 2009, 3.500%, 12/01/11 – AGC Insured	No Opt. Call	AA+		3,322,658

525	South Carolina JOBS Economic Development Authority, Economic Development Revenue, Waste Management of South Carolina, Inc. Project, Series 2008, 2.875%, 2/01/15	No Opt. Call	BBB		525,000

500	South Carolina Jobs-Economic Development Authority, Hospital Revenue Bonds, Palmetto Health, Refunding & Improvement Series 2009, 5.000%, 8/01/15	No Opt. Call	BBB+		540,230
6,840	Total South Carolina				6,925,143
	South Dakota – 0.4%

1,305	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Sanford Health, Series 2009, 4.500%, 11/01/15	No Opt. Call	AA–		1,419,227
	Tennessee – 1.4%

1,000	Memphis-Shelby County Airport Authority, Tennessee, Airport Revenue Bonds, Series 2010B, 5.000%, 7/01/16 (Alternative Minimum Tax)	No Opt. Call	A+		1,098,560

1,270	Memphis-Shelby County Sports Authority, Tennessee, Revenue Bonds, Memphis Arena, Refunding Series 2009B, 5.500%, 11/01/20	11/19 at 100.00	AA–		1,455,242

1,800	Metropolitan Nashville Airport Authority, Tennessee, Airport Revenue Bonds, Refunding & Improvement Series 2010A, 5.000%, 7/01/16	No Opt. Call	A		2,041,560
4,070	Total Tennessee				4,595,362
	Texas – 7.0%

3,000	BB&T Municipal Trust Pool, Texas, Series 2011, 0.250%, 9/01/14	No Opt. Call	N/R		2,999,100

1,000	Dallas-Ft. Worth International Airport, Texas, Joint Revenue Bonds, Refunding Series 2009A, 5.000%, 11/01/21	11/16 at 100.00	A+		1,091,780

1,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 4.000%, 7/01/15	No Opt. Call	BBB+		1,005,890

1,000	Houston, Texas, Hotel Occupancy Tax and Special Revenue Bonds, Convention and Entertainment Project, Refunding Series 2011A, 5.000%, 9/01/13	No Opt. Call	A2		1,071,860

1,000	Houston, Texas, Subordinate Lien Airport System Revenue Refunding Bonds, Series 2011A, 5.000%, 7/01/13 (Alternative Minimum Tax)	No Opt. Call	A+		1,056,630

70	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 5/15/12 – AMBAC Insured (ETM)	No Opt. Call	A1	(4)	71,797

2,615	Lower Colorado River Authority, Texas, Revenue Refunding and Improvement Bonds, Series 2003, 5.000%, 5/15/12 – AMBAC Insured	No Opt. Call	A1		2,680,741

1,285	Midtown Redevelopment Authority, Texas, Tax Increment Contract Revenue, Refunding Series 2011, 4.000%, 1/01/15	No Opt. Call	A–		1,353,131

2,000	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, C.C. Young Memorial Home Project, Series 2009-B2, 6.500%, 2/15/14	11/11 at 100.00	N/R		1,988,460

	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Hospital Revenue Bonds, Hendrick Medical Center, Series 2009A:
1,425	4.000%, 9/01/15 – AGC Insured	No Opt. Call	AA+		1,525,007
1,070	4.000%, 9/01/16 – AGC Insured	No Opt. Call	AA+		1,148,570
1,355	4.375%, 9/01/18 – AGC Insured	No Opt. Call	AA+		1,474,091

2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, Mirador Project, Temps 50, Series 2010B-2, 6.250%, 11/15/14	12/11 at 100.00	N/R		1,965,100

Nuveen Investments	47

Portfolio of Investments (Unaudited)

Nuveen Short Term Municipal Bond Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Tarrant County Cultural Education Facilities Finance Corporation, Texas, Retirement Facility Revenue Bonds, The Stayton at Museum Way Senior Living Center, Inc. Project, Temps 50, Series 2009C-2, 6.500%, 11/15/14	11/11 at 100.00	N/R	$1,999,920

1,000	Val Verde County, Texas, Pass-Through Toll Revenue and Limited Tax Bonds, Series 2011, 2.000%, 8/15/13	No Opt. Call	A	1,006,770
21,820	Total Texas			22,438,847
	Virgin Islands – 0.3%

1,000	Virgin Islands Public Finance Authority, Matching Fund Loan Notes Revenue Bonds, Series 2009B, 5.000%, 10/01/19	No Opt. Call	BBB+	1,073,780
	Virginia – 4.6%

1,000	Louisa Industrial Development Authority, Virginia, Pollution Control Revenue Bonds, Virginia Electric and Power Company, Series 2008A, 5.375%, 11/01/35 (Mandatory put 12/02/13)	No Opt. Call	A–	1,077,900

7,000	Virginia Housing Development Authority, Commonwealth Mortgage Bonds, Series 2006 D1, 4.300%, 1/01/14 (Alternative Minimum Tax)	No Opt. Call	AAA	7,234,709

6,000	Virginia Public Building Authority, Public Facilities Revenue Bonds, Series 2004A, 5.000%, 8/01/14	8/13 at 100.00	AA+	6,441,119
14,000	Total Virginia			14,753,728
	Washington – 1.1%

1,000	Port of Seattle, Washington, Revenue Bonds, Refunding Inter-Lien Series 2010C, 5.000%, 2/01/16	No Opt. Call	Aa3	1,106,549

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
1,225	5.000%, 7/01/13	No Opt. Call	Baa2	1,260,353
1,150	5.000%, 7/01/14	No Opt. Call	Baa2	1,195,436
3,375	Total Washington			3,562,338
	West Virginia – 0.3%

1,000	Mason County, West Virginia, Pollution Control Revenue Bonds, Appalachian Power Company, Series 2003L, 2.000%, 10/01/22 (Mandatory put 10/01/14)	No Opt. Call	Baa2	998,160
	Wisconsin – 0.9%

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Aurora Health Care, Inc., Series 2010A, 5.000%, 4/15/16	No Opt. Call	A	1,073,449

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Saint John’s Communities Inc., Series 2009C-2, 5.400%, 9/15/14	12/11 at 100.00	N/R	1,000,409

765	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 2.500%, 10/15/13	No Opt. Call	A+	780,238
2,765	Total Wisconsin			2,854,096
	Wyoming – 0.3%

	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011:
200	4.000%, 9/15/14	No Opt. Call	A3	207,943
530	4.000%, 9/15/15	No Opt. Call	A3	549,874
300	4.000%, 9/15/16	No Opt. Call	A3	312,389
1,030	Total Wyoming			1,070,206
$267,295	Total Municipal Bonds (cost $274,709,669)			280,535,148

Shares/ Principal Amount (000)	Description (1)			Value
	SHORT-TERM INVESTMENTS – 16.0%

	Money Market Funds – 3.8%

12,269,958	First American Tax Free Obligations Fund, Class Z, 0.000% (6)			$12,269,958

48	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value
	Variable Rate Demand Notes – 12.2%

$3,805	California Municipal Finance Authority, Variable Rate Demand Revenue Bonds, Goodwill Industries of Orange County, Series 2008, 0.230%, 10/01/33 (7)	12/11 at 100.00	F1+	$3,805,000

7,610	Cleveland-Cuyahoga County Port Authority, Ohio, Revenue Bonds, Carnegie/89th Garage and Service Center LLC Project, Variable Rate Demand Obligation, Series 2007, 0.140%, 1/01/37 (7)	12/11 at 100.00	VMIG1	7,610,000

5,420	City of Cohasset, Minnesota, Variable Rate Demand Revenue Refunding Bonds, Minnesota Power & Light Company Project, Series 1997A, 0.200%, 6/01/20 (7)	11/11 at 100.00	A-1+	5,420,000

2,250	Colorado Educational and Cultural Facilities Authority, Revenue Bonds, Denver Seminary Project, Variable Rate Demand Obligation Series 2004, 0.230%, 7/01/34 (7)	11/11 at 100.00	A-1+	2,250,000

5,500	Glendale Industrial Development Authority, Arizona, Senior Living Facility Revenue Bonds, Friendship Retirement Corporation, Senior Lien, Variable Rate Demand Obligation, Series 1997, 0.230%, 1/01/27 (7)	11/11 at 100.00	A-1+	5,500,000

3,000	Houston Higher Education Finance Corporation, Texas, Revenue Bonds, Rice University, Variable Rate Demand Series 2006A, 0.100%, 11/15/29 (7)	4/12 at 100.00	A-1+	3,000,000

2,270	Indiana Health Facility Financing Authority, Revenue Bonds, Anthony Wayne Rehabilitation Center for Handicapped and Blind, Inc. Project, Variable Rate Demand Series 2001, 0.230%, 2/01/31 (7)	4/12 at 100.00	A-1+	2,270,000

2,900	Massachusetts Bay Transportation Authority, Sales Tax Revenue Refunding Bonds, Senior Lien Variable Rate Demand Obligations Series 2008A-1&2, 0.080%, 7/01/26 (7)	11/11 at 100.00	A-1+	2,900,000

1,100	Milwaukee Redevelopment Authority, Wisconsin, Variable Rate Demand Bonds Housing Revenue Bonds, Yankee Hill Apartments, Refunding Series 2005, 0.130%, 9/01/25 (7)	11/11 at 100.00	A-1+	1,100,000

3,390	New Hanover County, North Carolina, Variable Rate Obligation Bonds, Series 2006, 0.130%, 2/01/26 (7)	3/12 at 100.00	A-1+	3,390,000

2,000	South Fulton Municipal Regional Water and Sewerage Authority, Georgia, Water Revenue Bonds, Variable Rate Demand Obligation, Series 2007, 0.180%, 1/01/33 (7)	12/11 at 100.00	N/R	2,000,000
$39,245	Total Variable Rate Demand Notes (cost $39,245,000)			39,245,000
	Total Short-Term Investments (cost $51,514,958)			51,514,958
	Total Investments (cost $326,224,627) – 102.9%			332,050,106
	Other Assets Less Liabilities – (2.9)%			(9,237,312)
	Net Assets – 100%			$322,812,794

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	During July 2010, the original issue for this security (1,000,000 par, 5.100% coupon and May, 15, 2011 maturity) was restructured into two new securities. The first security, which is 30% of the issue, has a 300,000 par, 0.000% coupon and May 15, 2050 maturity. The second security, which is the remaining 70% of the original issue, has 700,000 par, 5.100% coupon and May 15, 2014 maturity. During September 2011, the Adviser concluded this issue is not likely to meet its future interest payment obligations and has directed the Fund’s custodian to cease accruing additional income on the Fund’s records.

(6)	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

(7)	Investment has a maturity of more than one year, but has variable rate and demand features which qualify it as a short-term investment. The rate disclosed is that in effect at the end of the reporting period. This rate changes periodically based on market conditions or a specified market index.

N/R	Not rated.

WI/DD	Purchased on a when-issued or delayed delivery basis.

(ETM)	Escrowed to maturity.

See accompanying notes to financial statements.

Nuveen Investments	49

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	MUNICIPAL BONDS – 97.7%

	Alabama – 0.1%

$350	Camden Industrial Development Board, Alabama, Exempt Facilities Revenue Bonds, Weyerhaeuser Company Project, Series 2003B, 6.375%, 12/01/24 (Pre-refunded 12/01/13) (Alternative Minimum Tax)	12/13 at 100.00	AA+	(4)	$391,013
	Alaska – 1.1%

5,000	Alaska State, International Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 10/01/27 (Alternative Minimum Tax)	No Opt. Call	Aa3		5,120,850
	Arizona – 8.4%

140	Arizona Board of Regents, Certificates of Participation, Northern Arizona University Research Projects, Series 2005, 5.000%, 9/01/23 – AMBAC Insured	9/15 at 100.00	A		144,546

3,055	Arizona Health Facilities Authority, Revenue Bonds, American Baptist Estates –Terraces Project, Series 2003A, 7.500%, 11/15/23 (Pre-refunded 11/15/13)	11/13 at 101.00	N/R	(4)	3,463,637

500	Arizona School Facilities Board, Certificates of Participation, Series 2008, 5.250%, 9/01/23	9/18 at 100.00	A+		547,180

200	Arizona State University Nanotechnology LLC Lease Revenue Refunding Bonds, Arizona State University Project, Series 2006, 5.000%, 3/01/34 – AGC Insured	3/19 at 100.00	AA+		209,418

250	Cottonwood, Arizona, Water Revenue Bonds, Series 2006, 5.000%, 7/01/17 – SYNCORA GTY Insured	7/16 at 100.00	A		273,895

6,630	Gila County Unified School District 10 Payson, Arizona, General Obligation Bonds, Project of 2006, Series 2007A, 5.250%, 7/01/22 – AMBAC Insured	7/17 at 100.00	Aa3		7,203,628

500	Gilbert, Arizona, Public Facilities Municipal Property Corporation, Revenue Bonds, Series 2009, 5.500%, 7/01/27	No Opt. Call	AA		549,935

500	Glendale Industrial Development Authority, Arizona, Revenue Bonds, Midwestern University, Refunding Series 2007, 5.000%, 5/15/31	5/22 at 100.00	A–		508,390

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2004B, 5.250%, 8/01/26	8/14 at 100.00	AA–		770,693

750	Greater Arizona Development Authority, Infrastructure Revenue Bonds, Series 2006-1, 4.500%, 8/01/25 – NPFG Insured	8/16 at 100.00	AA–		760,688

500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2004A, 5.375%, 7/01/23	7/14 at 100.00	A		523,840

3,500	Maricopa County Industrial Development Authority, Arizona, Health Facility Revenue Bonds, Catholic Healthcare West, Series 2007A, 5.250%, 7/01/32	7/17 at 100.00	A		3,531,290

	Maricopa County Industrial Development Authority, Arizona, Senior Living Healthcare Revenue Bonds, GNMA Collateralized Mortgage Loan Immanuel Campus of Care Project, Series 2006A:
750	4.850%, 8/20/26	2/16 at 100.00	Aaa		771,495
500	5.000%, 8/20/35	2/16 at 100.00	Aaa		505,070

200	Maricopa County, Arizona, Hospital Revenue Bonds, Sun Health Corporation, Series 2005, 5.000%, 4/01/25 (Pre-refunded 4/01/24)	4/24 at 100.00	N/R	(4)	234,848

310	Peoria Municpal Development Authority, Arizona, Revenue Bonds, Series 2006, 5.000%, 7/01/15	No Opt. Call	AA+		353,505

465	Peoria, Arizona, Improvement District 601, Improvement Bonds, Series 2007, 4.250%, 1/01/22	1/18 at 101.00	Aa3		493,732

4,000	Phoenix Civic Improvement Corporation, Arizona, Junior Lien Airport Revenue Bonds, Series 2010A, 5.000%, 7/01/31	7/20 at 100.00	A+		4,166,760

1,500	Phoenix, Arizona, Civic Improvement Revenue Bonds, Civic Plaza, Series 2005B, 0.000%, 7/01/31 – FGIC Insured	No Opt. Call	AA		1,499,565

730	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	Aa2		768,347

270	Pima County Unified School District 1, Tucson, Arizona, School Improvement Bonds, Series 2007C, 5.000%, 7/01/27 (Pre-refunded 7/01/17) – NPFG Insured	7/17 at 100.00	Aa2	(4)	321,230

50	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Arizona (continued)

$1,000	Pinal County Unified School District 1 Florence, Arizona, General Obligation Bonds, Series 2007A, 5.000%, 7/01/27 – NPFG Insured	7/17 at 100.00	A	$1,049,430

300	Queen Creek, Arizona, Improvement District 1 Improvement Bonds, Series 2006, 5.000%, 1/01/20	1/12 at 100.00	A3	300,336

1,000	Scottsdale Industrial Development Authority, Arizona, Hospital Revenue Bonds, Scottsdale Healthcare, Series 2008A, 5.000%, 9/01/22	9/18 at 100.00	A–	1,041,910

500	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2005C, 0.000%, 7/01/21 – AMBAC Insured	7/17 at 100.00	AAA	499,255

4,300	Scottsdale Municipal Property Corporation, Arizona, Excise Tax Revenue Bonds, Series 2008A, 5.000%, 7/01/21	7/18 at 100.00	AAA	4,916,491

1,178	Tempe Industrial Development Authority, Arizona, Senior Living Revenue Bonds, Friendship Village of Tempe Project, Refunding Series 2004A, 5.375%, 12/01/13	No Opt. Call	N/R	1,136,570

250	Tucson, Arizona, General Obligation Refunding Bonds, Series 1998, 5.500%, 7/01/18	No Opt. Call	Aa2	299,603

450	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Refunding Series 2004, 5.000%, 7/01/24	7/14 at 100.00	BBB+	442,922

185	University Medical Center Corporation, Arizona, Hospital Revenue Bonds, Series 2005, 5.000%, 7/01/16	7/15 at 100.00	BBB+	193,976

	Yavapai County Industrial Development Authority, Arizona, Hospital Revenue Bonds, Yavapai Regional Medical Center, Series 2003A:
375	5.250%, 8/01/21 – RAAI Insured	8/13 at 100.00	Baa2	376,759
100	6.000%, 8/01/33	8/13 at 100.00	Baa2	100,293

400	Yavapai County Industrial Development Authority, Arizona, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2003A-1, 4.900%, 3/01/28 (Alternative Minimum Tax)	3/16 at 101.00	BBB	397,088

365	Yuma, Arizona, Improvement District 68 Improvement Bonds, Series 2006, 4.700%, 1/01/21	1/17 at 101.00	A2	367,621
36,403	Total Arizona			38,723,946
	California – 8.2%

2,000	California Department of Water Resources, Water System Revenue Bonds, Central Valley Project, Series 2008AE, 5.000%, 12/01/21	6/18 at 100.00	AAA	2,296,760

5,000	California Pollution Control Financing Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc., Series 2005C, 5.125%, 11/01/23 (Alternative Minimum Tax)	11/15 at 101.00	BBB	5,137,500

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007B, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,087,559

1,050	California Statewide Community Development Authority, Revenue Bonds, St. Joseph Health System, Series 2007C, 5.450%, 7/01/26 – FGIC Insured	7/18 at 100.00	AA–	1,087,559

400	Davis Redevelopment Agency, California, Tax Allocation Bonds, Davis Redevelopment Project, Subordinate Series 2011A, 7.000%, 12/01/36	12/21 at 100.00	A+	438,312

1,500	Loma Linda, California, Hospital Revenue Bonds, Loma Linda University Medical Center, Series 2008A, 8.250%, 12/01/38	12/17 at 100.00	BBB	1,656,135

500	Lynwood Redevelopment Agency, California, Project A Revenue Bonds, Subordinate Lien Series 2011A, 7.000%, 9/01/31	9/21 at 100.00	A–	549,945

3,775	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2009A, 0.000%, 8/01/23	No Opt. Call	Aa2	2,042,577

5,000	Poway Unified School District, San Diego County, California, School Facilities Improvement District 2007-1 General Obligation Bonds, Series 2011B, 0.000%, 8/01/41	No Opt. Call	Aa2	809,450

15,000	Rialto Unified School District, San Bernardino County, California, General Obligation Bonds, Series 2011A, 0.000%, 8/01/41 – AGM Insured	8/36 at 100.00	AA–	6,499,950

Nuveen Investments	51

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	California (continued)

$4,000	San Francisco Airports Commission, California, Revenue Bonds, San Francisco International Airport, Second Series A of 2009, 4.900%, 5/01/29	11/19 at 100.00	A+	$4,133,360

440	Santee Community Development Commission, California, Santee Redevelopment Project Tax Allocation Bonds, Series 2011A, 7.000%, 8/01/31	2/21 at 100.00	A	480,792

4,000	Southern California Public Power Authority, Transmission Project Revenue Bonds, Southern Transmission Subordinate Lien Refunding Series 2008A, 5.000%, 7/01/20	7/18 at 100.00	AA–	4,559,040

500	Temecula Redevelopment Agency, California, Redevelopment Project 1 Tax Allocation Housing Bonds Series 2011A, 6.750%, 8/01/31	8/21 at 100.00	A	538,990

1,000	Ventura County Area Housing Authority, California, Multifamily Revenue Bonds, Mira Vista Senior Apartments Project, Series 2006A, 5.000%, 12/01/22 – AMBAC Insured (Alternative Minimum Tax)	12/16 at 100.00	N/R	882,750

5,000	Victor Valley Union High School District, San Bernardino County, California, General Obligation Bonds, Series 2009A, 0.000%, 8/01/31	8/26 at 100.00	AA–	3,216,950

	Westminster School District, Orange County, California, General Obligation Bonds, Series 2009-A1:
2,485	0.000%, 8/01/26 – AGC Insured	No Opt. Call	AA–	1,093,276
1,405	0.000%, 8/01/28 – AGC Insured	No Opt. Call	AA–	524,936
2,920	0.000%, 8/01/29 – AGC Insured	No Opt. Call	AA–	1,012,860
57,025	Total California			38,048,701
	Colorado – 3.2%

5,000	Colorado Health Facilities Authority, Health Facilities Revenue Bonds, Sisters of Charity of Leavenworth Health Services Corporation, Refunding Composite Deal Series 2010B, 5.250%, 1/01/25	1/20 at 100.00	AA	5,404,350

1,150	Colorado Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002B, 6.125%, 12/01/33	12/12 at 101.00	BBB–	1,137,580

2,500	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2002, 5.900%, 10/01/27	10/12 at 100.00	A–	2,517,975

2,000	Colorado Health Facilities Authority, Revenue Bonds, Evangelical Lutheran Good Samaritan Society, Series 2005, 5.000%, 6/01/29	6/16 at 100.00	A–	1,908,720

1,590	Colorado Housing and Finance Authority, Solid Waste Disposal Revenue Bonds, Waste Management Inc. Project, Series 2004, 5.700%, 7/01/18 (Alternative Minimum Tax)	No Opt. Call	BBB	1,769,622

1,730	Denver City and County, Colorado, Airport System Revenue Bonds, Refunding Series 2010A, 5.000%, 11/15/21	11/20 at 100.00	A+	1,982,667
13,970	Total Colorado			14,720,914
	Delaware – 1.5%

5,000	Delaware Transportation Authority, Senior Lien Transportation System Revenue Bonds, Series 2008, 5.000%, 7/01/19	No Opt. Call	AA+	6,009,950

990	Wilmington, Delaware, Replacement Housing Factor Fund Securitization Revenue Bonds, Wilmington Housing Authority-Lincoln Towers Project, Seies 2011, 5.750%, 7/15/16	No Opt. Call	N/R	990,050
5,990	Total Delaware			7,000,000
	Florida – 5.3%

8,000	Cape Coral, Florida, Water and Sewer Revenue Bonds, Refunding Series 2011, 5.000%, 10/01/41 – AGM Insured	10/21 at 100.00	AA+	8,223,360

3,000	Florida State Board of Education, Lottery Revenue Bonds, Refunding Series 2011A, 5.000%, 7/01/22	7/21 at 100.00	AAA	3,451,200

375	Halifax Hospital Medical Center, Florida, Revenue Bonds, Series 2006, 5.000%, 6/01/38	6/16 at 100.00	A–	345,758

52	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Florida (continued)

$10,000	Palm Beach County Health Facilities Authority, Florida, Retirement Community Revenue Bonds, Adult Communities Total Services Retirement Life, Series 2006A, 4.500%, 11/15/36	11/16 at 100.00	BBB+	$8,085,300

2,415	Palm Beach County School Board, Florida, Certificates of Participation, Series 2007, 5.000%, 8/01/18 – NPFG Insured	No Opt. Call	AA–	2,700,984

2,000	Port Saint Lucie, Florida, Special Assessment Revenue Bonds, Southwest Annexation District 1B, Series 2007, 5.000%, 7/01/33 – NPFG Insured	7/17 at 100.00	Baa1	1,893,520
25,790	Total Florida			24,700,122
	Georgia – 3.6%

4,000	DeKalb County Hospital Authority, Georgia, Anticipation Certificates Revenue Bonds, DeKalb Medical Center, Inc. Project, Series 2010, 6.000%, 9/01/30	9/20 at 100.00	N/R	4,131,040

2,300	Fulton County Development Authority, Georgia, Local District Cooling Authority Revenue Bonds, Maxon Atlantic Station LLC, Series 2005A, 5.125%, 3/01/26 (Mandatory put 3/01/15) (Alternative Minimum Tax)	No Opt. Call	BBB	2,290,938

5,000	Fulton County Development Authority, Georgia, Revenue Bonds, Georgia Tech Athletic Association, Series 2011, 5.750%, 10/01/41	4/21 at 100.00	A1	5,385,700

	Fulton County Residential Care Facilities Elderly Authority, Georgia, Revenue Bonds, Canterbury Court, Refunding Series 2004A:
1,500	6.125%, 2/15/26	2/14 at 101.00	N/R	1,416,285
2,500	6.125%, 2/15/34	2/14 at 101.00	N/R	2,255,125

1,000	Georgia Municipal Electric Authority, Senior Lien General Power Revenue Bonds, Series 1993BB, 5.250%, 1/01/25 – NPFG Insured	No Opt. Call	A1	1,112,820
16,300	Total Georgia			16,591,908
	Hawaii – 1.0%

	Hawaii Department of Budget and Finance, Special Purpose Senior Living Revenue Bonds, 15 Craigside Project, Series 2009A:
1,000	8.750%, 11/15/29	11/19 at 100.00	N/R	1,137,370
1,250	9.000%, 11/15/44	11/19 at 100.00	N/R	1,428,913

2,000	Hawaii State Department of Budget and Finance, Special Purpose Revenue Bonds, Kahala Nui Project, Series 2003A, 8.000%, 11/15/33	11/13 at 102.00	N/R	2,082,120
4,250	Total Hawaii			4,648,403
	Idaho – 0.2%

750	Idaho Health Facilities Authority, Revenue Bonds, Trinity Health Group, Refunding Series 2008B, 6.250%, 12/01/33	12/18 at 100.00	AA	833,385
	Illinois – 7.7%

2,000	Chicago Board of Education, Illinois, Unlimited Tax General Obligation Bonds, Dedicated Revenues, Series 2008C, 5.000%, 12/01/20	12/18 at 100.00	AA–	2,151,220

1,000	Illinois Finance Authority, Charter School Revenue Bonds, Uno Charter School Network, Refunding and Improvement Series 2011A, 7.125%, 10/01/41	10/21 at 100.00	BBB–	1,007,540

2,000	Illinois Finance Authority, Revenue and Refunding Bonds, Roosevelt University Project, Series 2009, 6.250%, 4/01/29	10/19 at 100.00	Baa2	2,097,740

400	Illinois Finance Authority, Revenue Bonds, Franciscan Communities Inc., Refunding Series 2007A, 5.500%, 5/15/37	5/17 at 100.00	N/R	311,080

3,500	Illinois Finance Authority, Revenue Bonds, Illinois Institute of Technology, Series 2009, 7.125%, 2/01/34	2/19 at 100.00	Baa3	3,410,050

1,925	Illinois Finance Authority, Revenue Bonds, Landing at Plymouth Place Project, Series 2005A, 6.000%, 5/15/37	5/16 at 100.00	N/R	1,574,438

2,800	Illinois Finance Authority, Revenue Bonds, Roosevelt University, Series 2007, 5.500%, 4/01/37	4/17 at 100.00	Baa2	2,717,848

3,680	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009A, 7.250%, 11/01/30	11/18 at 100.00	A2	4,142,061

Nuveen Investments	53

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Illinois (continued)

$1,265	Illinois Finance Authority, Revenue Bonds, Rush University Medical Center Obligated Group, Series 2009C, 6.625%, 11/01/39	5/19 at 100.00	A2	$1,350,299

5,000	Illinois Finance Authority, Revenue Bonds, Silver Cross Hospital and Medical Centers, Series 2009, 6.875%, 8/15/38	8/19 at 100.00	BBB	5,230,500

100	Illinois Finance Authority, Revenue Bonds, Three Crowns Park Plaza, Series 2006A, 5.875%, 2/15/26	2/16 at 100.00	N/R	95,933

3,230	Illinois Finance Authority, Revenue Refunding Bonds, Silver Cross Hospital and Medical Centers, Series 2008A, 5.500%, 8/15/30	8/18 at 100.00	BBB	2,974,055

4,500	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2001, 5.875%, 12/01/31	12/11 at 101.00	BBB–	4,504,950

4,000	Illinois Health Facilities Authority, Revenue Bonds, Covenant Retirement Communities Inc., Series 2002A, 5.500%, 12/01/22 – RAAI Insured	12/12 at 100.00	BBB–	4,019,800
35,400	Total Illinois			35,587,514
	Indiana – 1.7%

425	Anderson, Indiana, Economic Development Revenue Bonds, Anderson University, Series 2007, 5.000%, 10/01/32	4/14 at 100.00	N/R	314,033

2,830	Indiana Health Facility Financing Authority, Revenue Bonds, Community Foundation of Northwest Indiana, Series 2007, 5.500%, 3/01/37	3/17 at 100.00	BBB+	2,786,050

	Portage, Indiana, Revenue Bonds, Series 2006:
1,000	5.000%, 7/15/23	7/16 at 100.00	A	1,008,680
775	5.000%, 1/15/27	7/16 at 100.00	A	762,786

3,000	Vigo County Hospital Authority, Indiana, Hospital Revenue Bonds, Union Hospital, Inc., Series 2011, 8.000%, 9/01/41	9/21 at 100.00	N/R	3,241,260
8,030	Total Indiana			8,112,809
	Iowa – 0.1%

280	Muscatine, Iowa, Electric Revenue Bonds, Series 1979, 6.700%, 1/01/13 (ETM)	No Opt. Call	AAA	291,250
	Kansas – 1.6%

500	Kansas Department of Transportation, Highway Revenue Bonds, Series 2004B, 5.000%, 9/01/22	9/18 at 100.00	AAA	575,750

4,500	Kansas Development Finance Authority Hospital Revenue Bonds, Adventist Health System/Sunbelt Obligated Group, Series 2009C, 5.500%, 11/15/29	11/19 at 100.00	AA–	4,903,560

2,000	Olathe, Kansas, Senior Living Facility Revenue Bonds, Catholic Care Campus Santa Marta, Series 2006A, 6.000%, 11/15/38	11/16 at 100.00	N/R	1,892,780
7,000	Total Kansas			7,372,090
	Kentucky – 0.6%

2,500	Pikeville, Kentucky, Hospital Revenue Bonds, Pikeville Medical Center, Inc. Project, Improvement and Refunding Series 2011, 6.500%, 3/01/41	3/21 at 100.00	A3	2,668,150
	Louisiana – 0.1%

500	Louisana Public Facilities Authority, Revenue Bonds, Belle Chasse Educational Foundation Project, Series 2011, 6.750%, 5/01/41	5/21 at 100.00	N/R	527,040
	Massachusetts – 1.9%

2,850	Massachusetts Development Finance Agency, Health Care Facility Revenue Bonds, Adventcare Project, Series 2007A, 6.750%, 10/15/37	10/17 at 100.00	N/R	2,679,542

1,000	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009A, 7.875%, 6/01/44	6/19 at 100.00	N/R	1,025,810

325	Massachusetts Development Finance Agency, Senior Living Facility Revenue Bonds, The Groves in Lincoln Issue, Series 2009B-2, 6.250%, 6/01/14	12/11 at 100.00	N/R	324,633

910	Massachusetts Educational Financing Authority, Student Loan Revenue Bonds, Issue I Series 2010B, 5.500%, 1/01/23	1/20 at 100.00	AA	949,121

1,000	Massachusetts Health and Educational Facilities Authority, Revenue Bonds, UMass Memorial Health Care, Series 2005D, 5.000%, 7/01/33	7/15 at 100.00	A–	935,270

54	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Massachusetts (continued)

$3,000	Massachusetts Health and Educational Facilities Authority, Revenue Refunding Bonds, Suffolk University Issue, Series 2009A, 5.750%, 7/01/39	7/19 at 100.00	BBB	$3,009,870
9,085	Total Massachusetts			8,924,246
	Michigan – 3.0%

7,665	Kalamazoo Hospital Finance Authority, Michigan, Hospital Revenue Bonds, Bronson Methodist Hospital, Refunding Series 2003A, 5.000%, 5/15/26 – AGM Insured	5/18 at 100.00	AA+	8,018,970

2,000	Michigan State Building Authority, Revenue Refunding Bonds, Facilities Program, Series 2011-I-A, 5.500%, 10/15/45	No Opt. Call	Aa3	2,158,200

3,000	Royal Oak Hospital Finance Authority, Michigan, Hospital Revenue Bonds, William Beaumont Hospital, Refunding Series 2009V, 8.000%, 9/01/29	9/18 at 100.00	A1	3,581,340
12,665	Total Michigan			13,758,510
	Minnesota – 2.9%

3,000	Minneapolis Health Care System, Minnesota, Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2008A, 6.625%, 11/15/28	11/18 at 100.00	A	3,334,080

1,000	Minneapolis, Minnesota, Recovery Zone Facility Revenue Bonds, Mozaic Parking, LLC Project, Series 2010A, 8.500%, 1/01/41	1/21 at 100.00	N/R	1,028,660

95	Minnesota Agricultural and Economic Development Board, Healthcare System Revenue Bonds, Fairview Hospital and Healthcare Services, Series 2000A, 6.375%, 11/15/29	11/11 at 100.00	A	95,086

2,995	Monticello-Big Lake Community Hospital District, Minnesota, Gross Revenue Health Care Facilities Bonds, Series 2003C, 6.200%, 12/01/22	12/12 at 100.00	N/R	2,968,824

1,000	Northern Municipal Power Agency, Minnesota, Electric System Revenue Bonds, Series 2010A-1, 5.000%, 1/01/19	No Opt. Call	A2	1,159,160

1,000	Shakopee, Minnesota, Health Care Facilities Revenue Bonds, Saint Francis Regional Medical Center, Series 2004, 5.250%, 9/01/34	9/14 at 100.00	BBB	984,890

	St. Paul Housing and Redevelopment Authority, Minnesota, Revenue Bonds, Healtheast Inc., Series 2005:
2,000	6.000%, 11/15/25	11/15 at 100.00	BB+	2,009,160
2,000	6.000%, 11/15/30	11/15 at 100.00	BB+	1,964,360
13,090	Total Minnesota			13,544,220
	Missouri – 0.8%

3,185	Bi-State Development Agency, Missouri, Bi-State MetroLink District, St Clair County Metrolink Extension Project Bonds, Refunding Series 2006, 5.250%, 7/01/27 – AGM Insured	No Opt. Call	AA+	3,607,108
	Montana – 1.0%

2,500	Forsyth, Rosebud County, Montana, Pollution Control Revenue Refunding Bonds, Northwestern Corporation Colstrip Project, Series 2006, 4.650%, 8/01/23 – AMBAC Insured	8/16 at 100.00	A2	2,614,650

2,500	Montana Facilities Finance Authority, Revenue Bonds, Siant John’s Lutheran Ministries Project, Series 2006A, 6.125%, 5/15/36	5/16 at 100.00	N/R	2,229,675
5,000	Total Montana			4,844,325
	Nebraska – 1.3%

2,750	Nebraska Public Power District, General Revenue Bonds, Series 2008B, 5.000%, 1/01/20	1/18 at 100.00	A1	3,097,820

1,000	Omaha, Nebraska, General Obligation Bonds, Refunding Series 2011, 4.125%, 11/15/31	11/21 at 100.00	AAA	1,007,350

1,700	Washington County, Nebraska, Wastewater Facilities Revenue Bonds, Cargill Inc., Series 2002, 5.900%, 11/01/27 (Alternative Minimum Tax)	11/12 at 101.00	A	1,738,862
5,450	Total Nebraska			5,844,032

Nuveen Investments	55

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Nevada – 1.1%

$2,740	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/31	9/12 at 101.00	BBB+		$2,693,639

2,260	Carson City, Nevada, Hospital Revenue Bonds, Carson-Tahoe Hospital, Series 2002, 5.750%, 9/01/31 (Pre-refunded 9/01/12)	9/12 at 101.00	BBB+	(4)	2,381,385

80	Clark County, Nevada, Industrial Development Revenue Bonds, Southwest Gas Corporation, Senior Lien Series 2006A, 4.750%, 9/01/36 – FGIC Insured (Alternative Minimum Tax)	9/16 at 100.00	BBB+		71,771
5,080	Total Nevada				5,146,795
	New Hampshire – 0.4%

1,250	New Hampshire Health and Education Facilities Authority, Healthcare System Revenue Bonds, Covenant Health Systems Obligated Group Issue, Series 2004, 5.375%, 7/01/24	7/14 at 100.00	A		1,267,700

800	New Hampshire Health and Education Facilities Authority, Hospital Revenue Bonds, Speare Memorial Hospital, Series 2004, 5.875%, 7/01/34	7/15 at 100.00	N/R		798,928
2,050	Total New Hampshire				2,066,628
	New York – 0.3%

1,400	Troy Capital Resource Corporation, New York, Revenue Bonds, Rensselaer Polytechnic Institute, Series 2010B, 5.000%, 9/01/20	No Opt. Call	A–		1,565,200
	North Carolina – 1.8%

2,500	New Hanover County, North Carolina, Hospital Revenue Bonds, New Hanover Regional Medical Center, Refunding Series 2011, 5.000%, 10/01/28	10/21 at 100.00	A+		2,545,900

1,500	North Carolina Medical Care Commission, Health Care Facilities Revenue Bonds, Presbyterian Homes, Series 2006B, 5.200%, 10/01/21	10/16 at 100.00	N/R		1,453,635

3,765	North Carolina State, General Obligation Bonds, Series 2005A, 5.000%, 3/01/21 (Pre-refunded 3/01/15)	3/15 at 100.00	N/R	(4)	4,282,989
7,765	Total North Carolina				8,282,524
	North Dakota – 0.2%

	West Fargo, North Dakota, General Obligation Bonds, Refunding & Improvement Series 2008A:
550	4.000%, 5/01/17 – AGC Insured	5/13 at 100.00	Aa3		567,793
540	4.000%, 5/01/18 – AGC Insured	5/13 at 100.00	Aa3		555,039
1,090	Total North Dakota				1,122,832
	Ohio – 1.3%

3,250	Lake County, Ohio, Hospital Facilities Revenue Bonds, Lake Hospital System, Inc., Refunding Series 2008C, 5.625%, 8/15/29	8/18 at 100.00	Baa1		3,253,315

1,000	Miami County, Ohio, Hospital Facilities Revenue Refunding Bonds, Upper Valley Medical Center Inc., Series 2006, 5.250%, 5/15/26	5/16 at 100.00	A–		1,013,050

1,540	Ohio State, Higher Educational Facility Revenue Bonds, Baldwin-Wallace College Project, Series 2004, 5.250%, 12/01/19	6/14 at 100.00	A–		1,648,678
5,790	Total Ohio				5,915,043
	Oregon – 2.5%

3,890	Oregon State Facilities Authority, Revenue Bonds, Reed College, Refunding Series 2011A, 5.125%, 7/01/41	7/20 at 100.00	Aa2		4,201,433

7,155	Port of Portland, Oregon, International Airport Revenue Bonds, Series 2010-20C, 5.000%, 7/01/27 (Alternative Minimum Tax)	7/20 at 100.00	AA–		7,411,578
11,045	Total Oregon				11,613,011
	Pennsylvania – 4.2%

1,000	Delaware County Authority, Pennsylvania, Revenue Bonds, Neumann College, Series 2008, 6.125%, 10/01/34	10/18 at 100.00	BBB		1,028,550

56	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Pennsylvania (continued)

$1,350	Erie County Industrial Development Authority, Pennsylvania, Environmental Improvement Revenue Bonds, International Paper Company Project, Refunding Series 2004A, 5.000%, 11/01/18 (Alternative Minimum Tax)	11/14 at 100.00	BBB		$1,363,460

3,990	Montgomery County Industrial Development Authority, Pennsylvania, Water Facilities Revenue Bonds, Aqua Pennsylvania, Inc. Project, Series 2007A, 5.250%, 7/01/42	7/18 at 100.00	AA–		4,062,658

5,000	Pennsylvania Economic Development Financing Authority, Exempt Facilities Revenue Bonds, Allegheny Energy Supply Company LLC., Senior Lien Series 2009, 7.000%, 7/15/39	7/19 at 100.00	BBB–		5,420,950

2,000	Philadelphia Gas Works, Pennsylvania, Revenue Bonds, Nineth Series, 2010, 5.000%, 8/01/30	8/20 at 100.00	BBB+		2,009,000

2,380	Philadelphia, Pennsylvania, General Obligation Bonds, Refunding Series 2011, 6.500%, 8/01/41	8/20 at 100.00	A2		2,707,107

1,600	State Public School Building Authority, Pennsylvania, College Revenue Bonds, Delaware County Community College, Series 2008, 5.000%, 10/01/24 – AGM Insured	4/18 at 100.00	Aa3		1,733,952

1,200	Westmoreland County Industrial Development Authority, Pennsylvania, Retirement Community Revenue Bonds, Redstone Presbyterian SeniorCare Obligated Group, Series 2005A, 5.750%, 1/01/26	1/16 at 100.00	N/R		1,098,156
18,520	Total Pennsylvania				19,423,833
	Puerto Rico – 2.2%

10,000	Puerto Rico Electric Power Authority, Power Revenue Bonds, Series 2007VV, 5.250%, 7/01/29 – NPFG Insured	No Opt. Call	A3		10,308,100
	South Carolina – 0.5%

700	Georgetown County, South Carolina, Environmental Improvement Revenue Bonds, International Paper Company, Senior Lien Series 2005A, 5.550%, 12/01/29 (Alternative Minimum Tax)	12/15 at 100.00	BBB		703,892

1,250	South Carolina JOBS Economic Development Authority, Hospital Facilities Revenue Bonds, Palmetto Health Alliance, Series 2003A, 6.125%, 8/01/23	8/13 at 100.00	BBB+		1,279,900

135	South Carolina JOBS Economic Development Authority, Hospital Refunding and Improvement Revenue Bonds, Palmetto Health Alliance, Series 2003C, 6.375%, 8/01/34 (Pre-refunded 8/01/13)	8/13 at 100.00	BBB+	(4)	148,821
2,085	Total South Carolina				2,132,613
	South Dakota – 3.9%

2,500	Rapid City, South Dakota, Airport Customer Facility Charge Revenue Bonds, Recovery Zone Facility Bond Series 2010B, 7.000%, 12/01/30	12/20 at 102.00	N/R		2,644,050

1,000	Rapid City, South Dakota, Airport Revenue Refunding Bonds, Passenger Facility Charge Supported, Series 2011A, 7.000%, 12/01/35	12/19 at 100.00	Baa2		1,083,540

2,270	Sioux Falls, South Dakota, Health Facilities Revenue Bonds, Series 2002A, 6.625%, 11/15/23 (Pre-refunded 11/15/12)	11/12 at 100.00	N/R	(4)	2,400,525

1,400	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Davis Family Sodak, LLC Wastewater Project, Pooled Loan Program, Series 2004A, 6.000%, 4/01/29 (Alternative Minimum Tax)	4/14 at 100.00	A+		1,428,714

2,000	South Dakota Economic Development Finance Authority, Economic Development Revenue Bonds, Spearfish Products Project, Pooled Loan Program, Series 2008A, 5.875%, 4/01/28 (Alternative Minimum Tax)	4/16 at 100.00	A+		2,070,500

6,750	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Vocational Education Program, Series 2008, 5.500%, 8/01/38 – AGC Insured	8/18 at 100.00	N/R		7,197,323

1,250	South Dakota Health and Educational Facilities Authority, Revenue Bonds, Westhills Village Retirement Community Project, Series 2006, 5.000%, 9/01/31	No Opt. Call	A–		1,193,163
17,170	Total South Dakota				18,017,815

Nuveen Investments	57

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)		Value

	Tennessee – 1.8%

$3,000	Claiborne County, Tennessee, Industrial Development Board, Revenue Refunding Bonds, Lincoln Memorial University Project, Series 2009, 6.625%, 10/01/39	10/19 at 100.00	N/R		$3,181,500

2,500	Johnson City Health and Educational Facilities Board, Tennessee, Revenue Bonds, Mountain States Health Alliance, Series 2000A, 7.500%, 7/01/33 (Pre-refunded 7/01/12)	7/12 at 103.00	Baa1	(4)	2,667,425

1,125	Shelby County Health, Educational and Housing Facilities Board, Tennessee, Hospital Revenue Bonds, Methodist Healthcare, Series 2002, 6.500%, 9/01/21 (Pre-refunded 9/01/12)	9/12 at 100.00	AA+	(4)	1,182,983

800	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20	4/19 at 100.00	AA+		946,792

200	Shelby County, Tennessee, General Obligation Public Improvement and School Bonds, Refunding Series 2009A, 5.000%, 4/01/20 (Pre-refunded 4/01/19)	4/19 at 100.00	Aa1	(4)	241,438
7,625	Total Tennessee				8,220,138
	Texas – 14.4%

2,280	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 1998A, 5.875%, 11/15/18	11/11 at 100.00	N/R		2,090,965

455	Abilene Health Facilities Development Corporation, Texas, Retirement Facility Revenue Bonds, Sears Methodist Retirement System, Series 1999, 5.875%, 11/15/18	11/11 at 100.00	N/R		417,276

3,635	Brazos County Health Facilities Development Corporation, Texas, Franciscan Services Corporation Obligated Group-St Joseph Regional, Revenue Bonds, Series 2008, 5.000%, 1/01/23	7/18 at 100.00	A–		3,701,775

3,500	Bryan, Brazos County, Texas, Electric System Revenue Bonds, Refunding Series 2010, 5.000%, 7/01/19	7/17 at 100.00	A+		3,953,600

1,700	Central Texas Regional Mobility Authority, Senior Lien Revenue Bonds, Series 2011, 6.250%, 1/01/46	1/21 at 100.00	BBB–		1,733,660

	Crawford Educational Facilities Corporation, Texas, Higher Education Revenue Bonds, University of Saint Thomas Project, Series 2002:
1,300	5.250%, 10/01/22	10/12 at 100.00	BBB+		1,304,095
1,750	5.375%, 10/01/27	10/12 at 100.00	BBB+		1,750,298

500	Fort Bend Independent School District, Fort Bend County, Texas, General Obligation Bonds, Refunding Series 1994, 5.000%, 2/15/14 (ETM)	No Opt. Call	AAA		549,790

2,000	Harris County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Memorial Hermann Healthcare System, Series 2008B, 7.250%, 12/01/35	12/18 at 100.00	A+		2,248,420

3,000	Harrison County Health Facilities Development Corporation, Texas, Hospital Revenue Bonds, Good Shepherd Health System, Refunding Series 2010, 5.250%, 7/01/28	7/20 at 100.00	BBB+		2,769,210

2,635	Humble Independent School District, Harris County, Texas, General Obligation Bonds, Series 2008A, 5.250%, 2/15/22 – AGC Insured	2/18 at 100.00	AA+		3,031,831

	Lubbock Educational Facilities Authority, Texas, Revenue Bonds, Lubbock Christian University, Refunding & Improvment Series 2007:
1,000	5.125%, 11/01/27	11/17 at 100.00	BBB		981,280
2,500	5.250%, 11/01/37	11/17 at 100.00	BBB		2,351,625

4,500	North Texas Tollway Authority, First Tier System Revenue Refunding Bonds, Variable Rate Demand Series 2008-E3, 5.750%, 1/01/38 (Mandatory put 1/01/16)	No Opt. Call	A2		5,141,250

5,440	North Texas Tollway Authority, Special Projects System Revenue Bonds, Series 2011C, 0.000%, 9/01/45	9/31 at 100.00	AA		3,332,707

58	Nuveen Investments

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Texas (continued)

$2,000	Port of Houston Authority, Harris County, Texas, General Obligation Bonds, Series 2010D-1, 5.000%, 10/01/30	No Opt. Call	AAA	$2,192,220

3,775	Red River Authority, Texas, Sewage and Solid Waste Disposal Revenue Bonds, Excel Corporation Project, Cargill Inc Guaranteed Series 2002, 6.100%, 2/01/22 (Alternative Minimum Tax)	2/12 at 101.00	A	3,825,094

4,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2008, 5.000%, 2/01/25	No Opt. Call	Aa1	4,426,720

10,000	San Antonio, Texas, Electric and Gas Revenue Bonds, Series 2009A, 5.250%, 2/01/25	No Opt. Call	Aa1	11,415,200

	San Marcos, Texas, General Obligation Bonds, Series 2008:
1,000	5.000%, 8/15/25 – AGM Insured	8/17 at 100.00	AA+	1,080,110
1,000	5.000%, 8/15/27 – AGM Insured	8/17 at 100.00	AA+	1,066,860

1,000	San Marcos, Texas, Waterworks and Wastewater System Revenue Bonds, Series 2008, 5.000%, 8/15/26 – AGM Insured	8/17 at 100.00	AA+	1,067,400

1,600	Tarrant County Cultural and Educational Facilities Finance Corporaton, Texas, Retirement Facility Revenue Bonds, Northwest Senior Housing-Edgemere Project, Series 2006A, 6.000%, 11/15/26	11/16 at 100.00	N/R	1,605,456

	Travis County Health Facilities Development Corporation, Texas, Reitrement Facility Revenue Bonds, Querencia Barton Creek, Series 2005:
1,300	5.500%, 11/15/25	11/15 at 100.00	N/R	1,187,017
4,100	5.650%, 11/15/35	11/15 at 100.00	N/R	3,509,354
65,970	Total Texas			66,733,213
	Utah – 0.8%

3,520	Utah State Charter School Finance Authority, Revenue Bonds, George Washington Academy Project, Series 2011A, 8.000%, 7/15/41	7/21 at 100.00	BB+	3,651,472
	Vermont – 0.4%

1,000	Vermont Economic Development Authority, Mortgage Revenue Bonds, Wake Robin Corporation Project, Refunding Series 2006A, 5.250%, 5/01/26	5/16 at 100.00	N/R	885,480

1,000	Vermont Educational and Health Buildings FInancing Agency, Revenue Bonds, Vermont Law School Project, Series 2011A, 6.250%, 1/01/33	1/21 at 100.00	Baa2	1,048,210
2,000	Total Vermont			1,933,690
	Virginia – 0.2%

965	Arlington County Industrial Development Authority, Virginia, Multifamily Housing Mortgage Revenue Bonds, Berkeley Apartments, Series 2000, 5.850%, 12/01/20 (Alternative Minimum Tax)	5/12 at 101.00	AA+	976,242
	Washington – 2.2%

2,070	Clark County Public Utility District 1, Washington, Electric System Revenue Bonds, Refunding Series 2011, 5.250%, 1/01/31	1/21 at 100.00	A	2,181,449

600	Washington Public Power Supply System, Revenue Refunding Bonds, Nuclear Project 3, Series 1989B, 7.125%, 7/01/16	No Opt. Call	Aa1	748,446

	Washington State Health Care Facilities Authority, Revenue Bonds, Central Washington Health Services Association, Series 2009:
2,000	6.250%, 7/01/24	7/19 at 100.00	Baa2	2,106,680
2,000	7.000%, 7/01/39	7/19 at 100.00	Baa2	2,069,740

3,000	Washington State Higher Education Facilities Authority, Revenue Bonds, Whitworth University, Series 2009, 5.375%, 10/01/29	10/19 at 100.00	Baa1	3,050,130
9,670	Total Washington			10,156,445
	Wisconsin – 2.6%

2,500	Oneida Tribe of Indians of Wisconsin, Retail Sales Revenue Bonds, Series 2010, 144A, 6.500%, 2/01/31	2/19 at 102.00	AA–	2,722,875

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beaver Dam Community Hospitals Inc., Series 2004A, 6.750%, 8/15/34	8/14 at 100.00	N/R	2,010,039

Nuveen Investments	59

Portfolio of Investments (Unaudited)

Nuveen Tax Free Fund (continued)

October 31, 2011

Principal Amount (000)	Description (1)	Optional Call Provisions (2)	Ratings (3)	Value

	Wisconsin (continued)

$1,225	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Beloit College, Series 2010A, 6.125%, 6/01/39	No Opt. Call	Baa2	$1,229,862

1,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, EastCastle Place Inc., Series, 6.000%, 12/01/24	12/11 at 100.00	N/R	659,379

2,000	Wisconsin Health and Educational Facilities Authority, Revenue Bonds, Newcastle Place Project, Series 2001A, 7.000%, 12/01/31	12/11 at 101.00	N/R	1,593,959

4,000	Wisconsin Health and Educational Facilities Authority, Revenus Bonds, Gundersen Lutheran, Series 2011A, 5.250%, 10/15/39	10/21 at 100.00	A+	3,973,799
12,725	Total Wisconsin			12,189,913
	Wyoming – 1.6%

2,250	Natrona County, Wyoming, Hospital Revenue Bonds, Wyoming Medical Center Project, Series 2011, 6.350%, 9/15/31	3/21 at 100.00	A3	2,392,649

2,100	Teton County Hospital District, Jackson Hole, Wyoming, Hospital Revenue Bonds, St. John’s Medical Center, Series 2002, 6.750%, 12/01/22	6/12 at 101.00	N/R	2,198,699

2,650	West Park Hospital District, Wyoming, Hospital Revenue Bonds, Series 2011A, 7.000%, 6/01/40	6/21 at 100.00	BBB	2,869,949
7,000	Total Wyoming			7,461,297
459,483	Total Municipal Bonds (cost $435,701,597) – 97.7%			452,777,340

Shares	Description (1)			Value
	SHORT-TERM INVESTMENTS – 1.1%

	Money Market Funds – 1.1%

5,293,950	First American Tax Free Obligations Fund, Class Z, 0.000% (5)			$5,293,950
	Total Short-Term Investments (cost $5,293,950)			5,293,950
	Total Investments (cost $440,995,547) – 98.8%			458,071,290
	Other Assets Less Liabilities – 1.2%			5,598,361
	Net Assets – 100%			$463,669,651

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Optional Call Provisions: Dates (month and year) and prices of the earliest optional call or redemption. There may be other call provisions at varying prices at later dates. Certain mortgage-backed securities may be subject to periodic principal paydowns.

(3)	Ratings: Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(4)	Backed by an escrow or trust containing sufficient U.S. Government or U.S. Government agency securities, which ensure the timely payment of principal and interest. Bonds backed by U.S. Government or agency securities are given an implied rating equal to the rating of such securities.

(5)	The rate shown is the annualized seven-day effective yield as of October 31, 2011.

N/R	Not rated.

(ETM)	Escrowed to maturity.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

See accompanying notes to financial statements.

60	Nuveen Investments

Statement of Assets and Liabilities (Unaudited)

October 31, 2011

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Assets
Long-term investments, at value (cost $706,411,730, $274,709,669 and $435,701,597, respectively)	$744,211,696	$280,535,148	$452,777,340
Short-term investments (at cost, which approximates value)	4,227,702	51,514,958	5,293,950
Receivables:
Interest	10,217,284	3,559,290	7,141,875
Shares sold	836,831	830,196	726,667
Other assets	5,396	5,830	5,605
Total assets	759,498,909	336,445,422	465,945,437
Liabilities
Payables:
Dividends	2,162,308	521,510	1,463,879
Investments purchased	27,826	12,821,937	—
Shares redeemed	491,656	109,980	390,571
Accrued expenses:
Management fees	415,649	130,459	267,884
12b-1 distribution and service fees	9,049	2,847	11,572
Other	193,249	45,895	141,880
Total liabilities	3,299,737	13,632,628	2,275,786
Net assets	$756,199,172	$322,812,794	$463,669,651
Class A Shares
Net assets	$56,069,687	$17,424,262	$50,307,493
Shares outstanding	5,094,121	1,727,915	4,624,925
Net asset value per share	$11.01	$10.08	$10.88
Offering price per share (net asset value per share plus maximum sales charge of 3.00%, 2.50% and 4.20%, respectively, of offering price)	$11.35	$10.34	$11.36
Class C Shares
Net assets	N/A	$24,869	N/A
Shares outstanding	N/A	2,468	N/A
Net asset value and offering price per share	N/A	$10.08	N/A
Class C1 Shares
Net assets	$3,346,996	N/A	$5,389,659
Shares outstanding	302,840	N/A	498,336
Net asset value and offering price per share	$11.05	N/A	$10.82
Class I Shares
Net assets	$696,782,489	$305,363,663	$407,972,499
Shares outstanding	63,501,375	30,298,033	37,493,969
Net asset value and offering price per share	$10.97	$10.08	$10.88
Net assets consist of:
Capital paid-in	$715,740,293	$316,694,434	$456,410,919
Undistributed (Over-distribution of) net investment income	1,177,137	755,209	1,218,612
Accumulated net realized gain (loss)	1,481,776	(462,328)	(11,035,623)
Net unrealized appreciation (depreciation)	37,799,966	5,825,479	17,075,743
Net assets	$756,199,172	$322,812,794	$463,669,651
Authorized shares	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

N/A	– Intermediate Tax Free and Tax Free do not offer Class C Shares. Short Term Municipal Bond does not offer Class C1 Shares.

See accompanying notes to financial statements.

Nuveen Investments	61

Statement of Operations (Unaudited)

Six Months Ended October 31, 2011

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Investment Income	$17,878,192	$4,153,265	$12,124,434
Expenses
Management fees	2,154,679	649,723	1,314,477
12b-1 service fees – Class A	42,776	11,372	47,150
12b-1 distribution and service fees – Class C(1)	N/A	24	N/A
12b-1 distribution and service fees – Class C1	11,758	N/A	18,339
Shareholders’ servicing agent fees and expenses	78,355	30,917	55,817
Custodian’s fees and expenses	101,487	33,112	54,243
Directors’ fees and expenses	10,001	3,921	6,041
Professional fees	22,740	22,061	22,272
Shareholders’ reports – printing and mailing expenses	53,623	14,346	40,567
Federal and state registration fees	27,201	14,841	25,901
Other expenses	15,155	7,250	9,186
Total expenses before expense reimbursement	2,517,775	787,567	1,593,993
Expense reimbursement	(17,009)	—	(31,218)
Net expenses	2,500,766	787,567	1,562,775
Net investment income (loss)	15,377,426	3,365,698	10,561,659
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from investments	1,078,229	343,020	1,205,395
Change in net unrealized appreciation (depreciation) of investments	14,688,740	2,079,711	19,815,388
Net realized and unrealized gain (loss)	15,766,969	2,422,731	21,020,783
Net increase (decrease) in net assets from operations	$31,144,395	$5,788,429	$31,582,442

N/A	– Intermediate Tax Free and Tax Free do not offer Class C Shares. Short Term Municipal Bond does not offer Class C1 Shares.
(1)	– For the period August 31, 2011 (commencement of operations) through October 31, 2011.

See accompanying notes to financial statements.

62	Nuveen Investments

Statement of Changes in Net Assets (Unaudited)

	Intermediate Tax Free
	Six Months Ended 10/31/11	Ten Months Ended 4/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$15,377,426	$25,920,097	$29,939,992
Net realized gain (loss) from investments	1,078,229	728,987	1,318,688
Change in net unrealized appreciation (depreciation) of investments	14,688,740	(11,689,192)	27,549,719
Net increase (decrease) in net assets from operations	31,144,395	14,959,892	58,808,399
Distributions to Shareholders
From net investment income:
Class A	(1,059,414)	(1,956,849)	(1,855,670)
Class C	N/A	N/A	N/A
Class C1	(58,788)	(93,293)	(16,111)
Class I	(13,321,013)	(23,353,418)	(27,973,924)
From accumulated net realized gains:
Class A	—	(53,825)	—
Class C	N/A	N/A	N/A
Class C1	—	(3,870)	—
Class I	—	(638,816)	—
Decrease in net assets from distributions to shareholders	(14,439,215)	(26,100,071)	(29,845,705)
Fund Share Transactions
Proceeds from sale of shares	87,451,033	152,863,023	216,094,542
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,703,175	3,354,895	3,478,725
	89,154,208	156,217,918	219,573,267
Cost of shares redeemed	(87,038,359)	(185,241,432)	(148,405,988)
Net increase (decrease) in net assets from Fund share transactions	2,115,849	(29,023,514)	71,167,279
Net increase (decrease) in net assets	18,821,029	(40,163,693)	100,129,973
Net assets at the beginning of period	737,378,143	777,541,836	677,411,863
Net assets at the end of period	$756,199,172	$737,378,143	$777,541,836
Undistributed (Over-distribution of) net investment income at the end of period	$1,177,137	$238,926	$(277,611)

N/A	– Intermediate Tax Free does not offer Class C Shares.

See accompanying notes to financial statements.

Nuveen Investments	63

Statement of Changes in Net Assets (Unaudited) (continued)

	Short Term Municipal Bond
	Six Months Ended 10/31/11	Ten Months Ended 4/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$3,365,698	$5,268,114	$5,169,257
Net realized gain (loss) from investments	343,020	630,537	2,406,276
Change in net unrealized appreciation (depreciation) of investments	2,079,711	(1,305,264)	2,991,721
Net increase (decrease) in net assets from operations	5,788,429	4,593,387	10,567,254
Distributions to Shareholders
From net investment income:
Class A	(110,668)	(122,365)	(115,881)
Class C	(69)	N/A	N/A
Class C1	N/A	N/A	N/A
Class I	(3,022,379)	(4,617,634)	(5,052,188)
From accumulated net realized gains:
Class A	—	—	—
Class C	—	N/A	N/A
Class C1	N/A	N/A	N/A
Class I	—	—	—
Decrease in net assets from distributions to shareholders	(3,133,116)	(4,739,999)	(5,168,069)
Fund Share Transactions
Proceeds from sale of shares	94,894,386	146,464,544	260,316,833
Proceeds from shares issued to shareholders due to reinvestment of distributions	292,136	338,031	381,607
	95,186,522	146,802,575	260,698,440
Cost of shares redeemed	(60,165,610)	(179,470,534)	(130,472,393)
Net increase (decrease) in net assets from Fund share transactions	35,020,912	(32,667,959)	130,226,047
Net increase (decrease) in net assets	37,676,225	(32,814,571)	135,625,232
Net assets at the beginning of period	285,136,569	317,951,140	182,325,908
Net assets at the end of period	$322,812,794	$285,136,569	$317,951,140
Undistributed (Over-distribution of) net investment income at the end of period	$755,209	$522,627	$(5,489)

N/A	– Short Term Municipal Bond did not offer Class C Shares prior to August 31, 2011, and does not offer Class C1 Shares.

See accompanying notes to financial statements.

64	Nuveen Investments

	Tax Free
	Six Months Ended 10/31/11	Ten Months Ended 4/30/11	Year Ended 6/30/10
Operations
Net investment income (loss)	$10,561,659	$17,878,823	$22,109,557
Net realized gain (loss) from investments	1,205,395	(5,412,444)	799,838
Change in net unrealized appreciation (depreciation) of investments	19,815,388	(8,936,878)	41,451,772
Net increase (decrease) in net assets from operations	31,582,442	3,529,501	64,361,167
Distributions to Shareholders
From net investment income:
Class A	(986,043)	(1,640,697)	(1,995,734)
Class C	N/A	N/A	N/A
Class C1	(105,949)	(181,301)	(192,830)
Class I	(8,661,103)	(15,255,449)	(20,293,419)
From accumulated net realized gains:
Class A	—	—	—
Class C	N/A	N/A	N/A
Class C1	—	—	—
Class I	—	—	—
Decrease in net assets from distributions to shareholders	(9,753,095)	(17,077,447)	(22,481,983)
Fund Share Transactions
Proceeds from sale of shares	54,287,655	79,316,602	122,455,491
Proceeds from shares issued to shareholders due to reinvestment of distributions	1,129,647	1,796,724	2,262,109
	55,417,302	81,113,326	124,717,600
Cost of shares redeemed	(45,311,280)	(131,630,970)	(90,562,727)
Net increase (decrease) in net assets from Fund share transactions	10,106,022	(50,517,644)	34,154,873
Net increase (decrease) in net assets	31,935,369	(64,065,590)	76,034,057
Net assets at the beginning of period	431,734,282	495,799,872	419,765,815
Net assets at the end of period	$463,669,651	$431,734,282	$495,799,872
Undistributed (Over-distribution of) net investment income at the end of period	$1,218,612	$410,048	$(391,330)

N/A	– Tax Free does not offer Class C Shares.

See accompanying notes to financial statements.

Nuveen Investments	65

Financial Highlights (Unaudited)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

INTERMEDIATE TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (12/87)
Year Ended 4/30
2012(e)	$10.76	$.22	$.23	$.45	$(.20)	$—	$(.20)	$11.01
2011(f)	10.90	.36	(.14)	.22	(.35)	(.01)	(.36)	10.76
Year Ended 6/30
2010	10.46	.43	.44	.87	(.43)	—	(.43)	10.90
2009	10.51	.45	(.03)	.42	(.46)	(.01)	(.47)	10.46
2008	10.63	.44	(.09)	.35	(.43)	(.04)	(.47)	10.51
2007	10.63	.44	.01	.45	(.44)	(.01)	(.45)	10.63
2006(g)	10.92	.32	(.26)	.06	(.32)	(.03)	(.35)	10.63
Year Ended 9/30
2005	11.18	.44	(.19)	.25	(.45)	(.06)	(.51)	10.92
CLASS C1 (10/09)
Year Ended 4/30
2012(e)	10.81	.19	.23	.42	(.18)	—	(.18)	11.05
2011(f)	10.94	.31	(.13)	.18	(.30)	(.01)	(.31)	10.81
Year Ended 6/30
2010(h)	10.76	.25	.18	.43	(.25)	—	(.25)	10.94
CLASS I (2/94)
Year Ended 4/30
2012(e)	10.73	.23	.22	.45	(.21)	—	(.21)	10.97
2011(f)	10.87	.36	(.14)	.22	(.35)	(.01)	(.36)	10.73
Year Ended 6/30
2010	10.43	.44	.44	.88	(.44)	—	(.44)	10.87
2009	10.49	.45	(.04)	.41	(.46)	(.01)	(.47)	10.43
2008	10.61	.44	(.08)	.36	(.44)	(.04)	(.48)	10.49
2007	10.61	.45	.01	.46	(.45)	(.01)	(.46)	10.61
2006(g)	10.90	.33	(.26)	.07	(.33)	(.03)	(.36)	10.61
Year Ended 9/30
2005	11.16	.46	(.19)	.27	(.47)	(.06)	(.53)	10.90

66	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

4.24%	$56,070	.81	%*	3.92	%*	.75	%*	3.98	%*	4%
2.00	59,548	.91	*	3.78	*	.72	*	3.96	*	9

8.42	59,606	1.02		3.74		.75		4.01		10
4.09	35,017	1.02		4.02		.75		4.29		13
3.33	27,554	1.02		3.85		.77		4.10		19
4.27	29,687	1.02		3.91		.85		4.08		27
.56	32,521	1.05	*	3.75	*	.85	*	3.95	*	15

2.31	34,658	1.05		3.78		.85		3.98		15

3.90	3,347	1.31	*	3.47	*	1.31	*	3.47	*	4
1.61	3,781	1.34	*	3.38	*	1.31	*	3.41	*	9

4.05	1,484	1.42	*	3.37	*	1.35	*	3.44	*	10

4.24	696,782	.66	*	4.12	*	.66	*	4.12	*	4
2.08	674,049	.70	*	3.98	*	.66	*	4.02	*	9

8.50	716,452	.77		3.98		.70		4.05		10
4.05	642,395	.77		4.27		.70		4.34		13
3.41	630,820	.77		4.10		.70		4.17		19
4.43	554,618	.77		4.16		.70		4.23		27
.67	596,306	.80	*	4.00	*	.70	*	4.10	*	15

2.47	641,141	.80		4.03		.70		4.13		15

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended October 31, 2011.
(f)	For the ten months ended April 30, 2011.
(g)	For the nine months ended June 30, 2006.
(h)	For the period October 28, 2009 (commencement of operations) through June 30, 2010.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	67

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

SHORT TERM MUNICIPAL BOND
	Beginning Net Asset Value	Net Invest- ment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (10/02)
Year Ended 4/30
2012(e)	$9.98	$.10	$.10	$.20	$(.10)	$—	$(.10)	$10.08
2011(f)	9.98	.16	(.02)	.14	(.14)	—	(.14)	9.98
Year Ended 6/30
2010	9.74	.20	.22	.42	(.18)	—	(.18)	9.98
2009	9.79	.28	(.07)	.21	(.26)	—	(.26)	9.74
2008	9.70	.30	.10	.40	(.31)	—	(.31)	9.79
2007	9.68	.28	.03	.31	(.29)	—	(.29)	9.70
2006(g)	9.78	.19	(.09)	.10	(.20)	—	(.20)	9.68
Year Ended 9/30
2005	9.96	.24	(.17)	.07	(.25)	—	(.25)	9.78
CLASS C (8/11)
Year Ended 4/30
2012(h)	10.13	.03	(.05)	(.02)	(.03)	—	(.03)	10.08
CLASS I (10/02)
Year Ended 4/30
2012(e)	9.98	.12	.09	.21	(.11)	—	(.11)	10.08
2011(f)	9.98	.17	(.02)	.15	(.15)	—	(.15)	9.98
Year Ended 6/30
2010	9.74	.20	.24	.44	(.20)	—	(.20)	9.98
2009	9.79	.27	(.05)	.22	(.27)	—	(.27)	9.74
2008	9.70	.31	.10	.41	(.32)	—	(.32)	9.79
2007	9.68	.31	.01	.32	(.30)	—	(.30)	9.70
2006(g)	9.78	.21	(.10)	.11	(.21)	—	(.21)	9.68
Year Ended 9/30
2005	9.96	.26	(.18)	.08	(.26)	—	(.26)	9.78

68	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

2.00%	$17,424	.72	%*	2.08	%*	.72	%*	2.08	%*	16%
1.41	7,790	.89	*	1.73	*	.71	*	1.91	*	21

4.38	7,168	1.06		1.49		.74		1.81		45
2.17	3,376	1.11		2.35		.75		2.71		70
4.17	2,308	1.11		2.69		.75		3.05		58
3.22	2,410	1.08		2.61		.75		2.94		57
1.02	3,321	1.08	*	2.32	*	.75	*	2.65	*	22

.83	4,103	1.06		2.15		.75		2.46		37

(.22)	25	1.07	*	1.68	*	1.07	*	1.68	*	16

2.09	305,364	.52	*	2.29	*	.52	*	2.29	*	16
1.54	277,347	.67	*	1.94	*	.55	*	2.06	*	21

4.53	310,783	.81		1.74		.59		1.96		45
2.32	178,950	.86		2.58		.60		2.84		70
4.33	143,985	.86		2.94		.60		3.20		58
3.37	161,468	.83		2.86		.60		3.09		57
1.13	235,900	.83	*	2.57	*	.60	*	2.80	*	22

.67	329,647	.81		2.41		.60		2.62		37

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended October 31, 2011.
(f)	For the ten months ended April 30, 2011.
(g)	For the nine months ended June 30, 2006.
(h)	For the period August 31 (commencement of operations) through October 31, 2011.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	69

Financial Highlights (Unaudited) (continued)

Selected data for a share outstanding throughout each period:

Class (Commencement Date)
		Investment Operations			Less Distributions

TAX FREE
	Beginning Net Asset Value	Net Invest- ment Income (Loss)	Net Realized/ Unrealized Gain (Loss)(a)	Total	Net Invest- ment Income	Capital Gains(b)	Total	Ending Net Asset Value
CLASS A (11/96)
Year Ended 4/30
2012(e)	$10.35	$.24	$.51	$.75	$(.22)	$—	$(.22)	$10.88
2011(f)	10.61	.39	(.29)	.10	(.36)	—	(.36)	10.35
Year Ended 6/30
2010	9.65	.49	.97	1.46	(.50)	—	(.50)	10.61
2009	10.26	.48	(.59)	(.11)	(.48)	(.02)	(.50)	9.65
2008	10.77	.45	(.46)	(.01)	(.44)	(.06)	(.50)	10.26
2007	10.86	.45	—	.45	(.45)	(.09)	(.54)	10.77
2006(g)	11.10	.35	(.20)	.15	(.35)	(.04)	(.39)	10.86
Year Ended
2005	11.18	.47	.03	.50	(.47)	(.11)	(.58)	11.10
CLASS C1 (9/01)
Year Ended 4/30
2012(e)	10.29	.22	.51	.73	(.20)	—	(.20)	10.82
2011(f)	10.56	.33	(.28)	.05	(.32)	—	(.32)	10.29
Year Ended 6/30
2010	9.61	.43	.96	1.39	(.44)	—	(.44)	10.56
2009	10.21	.42	(.57)	(.15)	(.43)	(.02)	(.45)	9.61
2008	10.72	.39	(.45)	(.06)	(.39)	(.06)	(.45)	10.21
2007	10.81	.40	.01	.41	(.41)	(.09)	(.50)	10.72
2006(g)	11.05	.32	(.20)	.12	(.32)	(.04)	(.36)	10.81
Year Ended
2005	11.13	.42	.03	.45	(.42)	(.11)	(.53)	11.05
CLASS I (11/96)
Year Ended 4/30
2012(e)	10.36	.25	.51	.76	(.24)	—	(.24)	10.88
2011(f)	10.62	.39	(.28)	.11	(.37)	—	(.37)	10.36
Year Ended 6/30
2010	9.66	.49	.97	1.46	(.50)	—	(.50)	10.62
2009	10.27	.49	(.59)	(.10)	(.49)	(.02)	(.51)	9.66
2008	10.78	.46	(.46)	—	(.45)	(.06)	(.51)	10.27
2007	10.87	.48	—	.48	(.48)	(.09)	(.57)	10.78
2006(g)	11.11	.37	(.20)	.17	(.37)	(.04)	(.41)	10.87
Year Ended
2005	11.19	.50	.02	.52	(.49)	(.11)	(.60)	11.11

70	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Reimbursement				Ratios to Average Net Assets After Reimbursement(d)
Total Return(c)	Ending Net Assets (000)	Expenses		Net Invest- ment Income (Loss)		Expenses		Net Invest- ment Income (Loss)		Portfolio Turnover Rate

7.33%	$50,307	.88	%*	4.39	%*	.75	%*	4.52	%*	7%
0.98	44,625	.95	*	4.18	*	.70	*	4.43	*	30

15.32	45,885	1.04		4.41		.75		4.70		25
(.80)	35,276	1.04		4.78		.75		5.07		34
(.05)	35,557	1.02		4.04		.78		4.28		52
4.16	37,760	1.03		4.00		.95		4.08		31
1.37	36,519	1.06	*	4.17	*	.95	*	4.28	*	13

4.51	38,205	1.06		4.09		.95		4.20		8

7.14	5,390	1.33	*	4.08	*	1.33	*	4.08	*	7
0.43	5,654	1.37	*	3.76	*	1.29	*	3.83	*	30

14.60	5,698	1.44		4.00		1.35		4.09		25
(1.30)	3,442	1.44		4.39		1.35		4.48		34
(.61)	3,104	1.43		3.64		1.35		3.72		52
3.76	2,495	1.51		3.51		1.35		3.67		31
1.06	2,210	1.81	*	3.41	*	1.35	*	3.87	*	13

4.13	2,712	1.81		3.34		1.35		3.80		8

7.34	407,973	.68	*	4.72	*	.68	*	4.72	*	7
1.07	381,455	.72	*	4.39	*	.64	*	4.47	*	30

15.36	444,217	.79		4.68		.70		4.77		25
(.75)	381,048	.79		5.01		.70		5.10		34
.04	448,774	.78		4.28		.70		4.36		52
4.42	539,360	.78		4.24		.70		4.32		31
1.57	455,910	.81	*	4.42	*	.70	*	4.53	*	13

4.77	436,303	.81		4.34		.70		4.45		8

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Distributions from Capital Gains include short-term capital gains, if any.
(c)	Total return is the combination of changes in net asset value without any sales charge, reinvested dividend income at net asset value and reinvested capital gains distributions at net asset value, if any. Total returns are not annualized.
(d)	After expense reimbursement from the Adviser, where applicable. Ratios do not reflect the effect of custodian fee credits earned on the Fund’s net cash on deposit with the custodian bank, where applicable.
(e)	For the six months ended October 31, 2011.
(f)	For the ten months ended April 30, 2011.
(g)	For the nine months ended June 30, 2006.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	71

Notes to Financial Statements (Unaudited)

1. General Information and Significant Accounting Policies

General Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Intermediate Tax Free Fund (“Intermediate Tax Free”), Nuveen Short Term Municipal Bond Fund (“Short Term Municipal Bond”), formerly known as Nuveen Short Tax Free Fund and Nuveen Tax Free Fund (“Tax Free”), (each a “Fund” and collectively, the “Funds”), among others. The Trust was incorporated in the State of Maryland on August 20, 1987.

Intermediate Tax Free’s and Short Term Municipal Bond’s investment objective is to provide current income that is exempt from federal income tax to the extent consistent with preservation of capital. Tax Free’s investment objective is to provide maximum current income that is exempt from federal income tax to the extent consistent with prudent investment risk.

Under normal market conditions, as a fundamental policy, each Fund invests at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in municipal securities that pay interest that is exempt from federal income tax, including the federal alternative minimum tax. Each Fund normally may invest up to 20% of its net assets in taxable obligations, including obligations the interest on which is subject to the federal alternative minimum tax. Each Fund may also invest up to 20% of its total assets in securities that, at the time of purchase, are rated lower than investment grade or are unrated and of comparable quality (securities commonly referred to as “high yield” securities or “junk bonds”).

Each Fund’s most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Effective August 31, 2011, the Nuveen Short Term Municipal Bond Fund changed its name from Nuveen Short Tax Free Fund. There were no changes in the Fund’s investment objectives, policies or portfolio management personnel.

During the prior fiscal period, the Funds’ Board of Directors approved a change in the Funds’ fiscal and tax year ends from June 30 to April 30.

Fund Reorganizations

The Board of Directors of Intermediate Tax Free and Tax Free have approved the reorganizations of each Fund (each an “Acquired Fund” and collectively, the “Acquired Funds”) into Nuveen Intermediate Duration Municipal Bond Fund and Nuveen All-American Municipal Bond Fund, respectively (each an “Acquiring Fund” and collectively, the “Acquiring Funds”). The reorganizations are subject to approval by the shareholders of each of the Acquired Funds. For the reorganizations, upon shareholder approval, the Acquired Funds will transfer all of their assets and liabilities to their Acquiring Fund in exchange for their Acquiring Fund shares of equal value. These Acquiring Fund shares will then be distributed to the shareholders of the Acquired Funds and the Acquired Funds will be terminated. As a result of the reorganizations, shareholders of each Acquired Fund will become shareholders of their Acquiring Fund. The shareholders of the Acquired Funds will receive their Acquiring Fund shares with a total value equal to the total value of their Acquired Fund shares immediately prior to the closing of the reorganization.

A special meeting for the shareholders of each Acquired Fund is expected to be held on January 20, 2012, for Intermediate Tax Free and in mid-March 2012 for Tax Free, for the purpose of voting on the reorganizations. If the required shareholder approvals are obtained on the meeting dates, it is anticipated that each reorganization will be consummated shortly after its special shareholder meeting.

Further information regarding the proposed reorganization of Intermediate Tax Free is contained in proxy materials that were sent to those who were shareholders of Intermediate Tax Free as of the close of business on December 21, 2011, the record date for the special meeting. Further information regarding the proposed reorganization of Tax Free will be contained in proxy materials that are expected to be sent to shareholders of Tax Free in mid-February 2012.

Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with U.S. generally accepted accounting principles (“U.S. GAAP”).

Investment Valuation

Prices of municipal bonds are provided by a pricing service approved by the Funds’ Board of Directors. These securities are generally classified as Level 2 for fair value measurement purposes. When price quotes are not readily available (which is usually the case for municipal bonds) the pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer, or market activity provided by Nuveen Fund Advisors, Inc., (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

72	Nuveen Investments

Investments in open-end funds are valued at their respective net asset values on the valuation date. These investment vehicles are generally classified as Level 1.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Funds’ Board of Directors or its designee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s net asset value (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Funds’ Board of Directors or its designee.

Refer to Footnote 2 – Fair Value Measurements for further details on the leveling of securities held by the Funds as of the end of the reporting period.

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have instructed the custodian to segregate assets with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments. At October 31, 2011, Short Term Municipal Bond had outstanding when-issued/delayed delivery purchase commitments of $8,126,783. There were no such outstanding purchase commitments in any of the other Funds.

Investment Income

Dividend income is recorded on the ex-dividend date. Investment income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Investment income also reflects paydown gains and losses, if any.

Income Taxes

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required. Furthermore, each Fund intends to satisfy conditions that will enable interest from municipal securities, which is exempt from regular federal and designated state income taxes, to retain such tax-exempt status when distributed to shareholders of the Funds. Net realized capital gains and ordinary income distributions paid by the Funds are subject to federal taxation.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

Dividends and Distributions to Shareholders

The Funds declare dividends from their net investment income daily and pay shareholders monthly. Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the Funds’ transfer agent.

Net realized capital gains and/or market discount from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders of net investment income, net realized capital gains and/or market discount, if any, are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

Flexible Sales Charge Program

Class A Shares of Intermediate Tax Free are generally sold with an up-front sales charge of 3.00% and incur a .15% annual 12b-1 service fee. Class A Shares of Short Term Municipal are generally sold with an up-front sales charge of 2.50% and incur a .20% annual

Nuveen Investments	73

Notes to Financial Statements (Unaudited) (continued)

12b-1 service fee. Class A Shares of Tax Free are generally sold with an up-front sales charge of 4.20% and incur a .20% annual 12b-1 service fee. Class A Share purchases of $1 million or more for Intermediate Tax Free and Tax Free and $250,000 or more for Short Tax Free are sold at net asset value without an up-front sales but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within eighteen months of purchase.

Class C Shares of Short Term Municipal Bond are sold without an up-front sales charge but incur a .35% annual 12b-1 distribution fee and a ..20% annual 12b-1 service fee. Class C1 Shares of Intermediate Tax Free and Tax Free are not available for new accounts or for additional investment into existing accounts, but Class C1 Shares can be issued for purposes of dividend reinvestment. Class C1 Shares incur a .40% annual 12b-1 distribution fee and a .25% annual 12b-1 service fee. Class C Shares and Class C1 Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase.

Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Inverse Floating Rate Securities

Each Fund is authorized to invest in inverse floating rate securities. An inverse floating rate security is created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. In turn, this trust (a) issues floating rate certificates, in face amounts equal to some fraction of the deposited bond’s par amount or market value, that typically pay short-term tax-exempt interest rates to third parties, and (b) issues to a long-term investor (such as one of the Funds) an inverse floating rate certificate (sometimes referred to as an “inverse floater”) that represents all remaining or residual interest in the trust. The income received by the inverse floater holder varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the inverse floater holder bears substantially all of the underlying bond’s downside investment risk and also benefits disproportionately from any potential appreciation of the underlying bond’s value. The price of an inverse floating rate security will be more volatile than that of the underlying bond because the interest rate is dependent on not only the fixed coupon rate of the underlying bond but also on the short-term interest paid on the floating rate certificates, and because the inverse floating rate security essentially bears the risk of loss of the greater face value of the underlying bond.

A Fund may purchase an inverse floating rate security in a secondary market transaction without first owning the underlying bond (referred to as an “externally-deposited inverse floater”), or instead by first selling a fixed-rate bond to a broker-dealer for deposit into the special purpose trust and receiving in turn the residual interest in the trust (referred to as a “self-deposited inverse floater”). The inverse floater held by a Fund gives the Fund the right (a) to cause the holders of the floating rate certificates to tender their notes at par, and (b) to have the broker transfer the fixed-rate bond held by the trust to the Fund, thereby collapsing the trust. An investment in an externally-deposited inverse floater is identified in the Portfolio of Investments as “(IF) – Inverse floating rate investment.” An investment in a self-deposited inverse floater is accounted for as a financing transaction. In such instances, a fixed-rate bond deposited into a special purpose trust is identified in the Portfolio of Investments as “(UB) – Underlying bond of an inverse floating rate trust reflected as a financing transaction,” with the Fund accounting for the short-term floating rate certificates issued by the trust as “Floating rate obligations” on the Statement of Assets and Liabilities. In addition, the Fund reflects in “Investment Income” the entire earnings of the underlying bond and recognizes the related interest paid to the holders of the short-term floating rate certificates as “Interest expense on floating rate obligations” on the Statement of Operations.

During the six months ended October 31, 2011, the Funds did not invest in externally-deposited inverse floaters or self-deposited inverse floaters.

Derivative Financial Instruments

Each Fund is authorized to invest in certain derivative instruments, including futures, options and swap contracts. Although each Fund is authorized to invest in such derivative instruments, and may do so in the future, they did not invest in any such investments during the six months ended October 31, 2011.

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities. Futures contracts, when applicable, expose a Fund to minimal counterparty credit risk as they are exchange traded and the exchange’s clearinghouse, which is counterparty to all exchange traded futures, guarantees the futures contracts against default.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

74	Nuveen Investments

Custodian Fee Credit

Each Fund has an arrangement with the custodian bank whereby certain custodian fees and expenses are reduced by net credits earned on each Fund’s cash on deposit with the bank. Such deposit arrangements are an alternative to overnight investments. Credits for cash balances may be offset by charges for any days on which a Fund overdraws its account at the custodian bank.

Zero Coupon Securities

Each Fund is authorized to invest in zero coupon securities. A zero coupon security does not pay a regular interest coupon to its holders during the life of the security. Tax-exempt income to the holder of the security comes from accretion of the difference between the original purchase price of the security at issuance and the par value of the security at maturity and is effectively paid at maturity. The market prices of zero coupon securities generally are more volatile than the market prices of securities that pay interest periodically.

Multiclass Operations and Allocations

Income and expenses of the Funds that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares, which presently only include 12b-1 distribution fees and shareholder service fees, are recorded to the specific class. Income, realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Fair Value Measurements

Fair value is defined as the price that the Funds would receive upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The three-tier hierarchy of inputs is summarized in the three broad levels listed below:

Level 1 –	Quoted prices in active markets for identical securities.
Level 2 –	Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

The inputs or methodologies used for valuing securities are not an indication of the risk associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of October 31, 2011:

Intermediate Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$744,211,696	$—	$744,211,696
Short-Term Investments	4,227,702	—	—	4,227,702
Total	$4,227,702	$744,211,696	$—	$748,439,398

Short Term Municipal Bond	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$280,535,148	$—	$280,535,148
Short-Term Investments	12,269,958	39,245,000	—	51,514,958
Total	$12,269,958	$319,780,148	$—	$332,050,106

Tax Free	Level 1	Level 2	Level 3	Total
Investments:
Municipal Bonds	$—	$452,777,340	$—	$452,777,340
Short-Term Investments	5,293,950	—	—	5,293,950
Total	$5,293,950	$452,777,340	$—	$458,071,290

Nuveen Investments	75

Notes to Financial Statements (Unaudited) (continued)

During the six months ended October 31, 2011, the Funds recognized no significant transfers to or from Level 1, Level 2 or Level 3.

3. Derivative Instruments and Hedging Activities

The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes. The Funds did not invest in derivative instruments during the six months ended October 31, 2011.

4. Fund Shares

Transactions in Fund shares were as follows:

	Intermediate Tax Free
	Six Months Ended 10/31/11		Ten Months Ended 4/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	971,209	$10,685,224	1,843,880	$20,008,834	2,979,744	$32,250,714
Class C1	9,861	107,925	676,604	3,002,932	151,008	1,644,889
Class I	6,998,341	76,657,884	11,984,797	129,851,257	16,900,005	182,198,939
Shares issued to shareholders due to reinvestment of distributions:
Class A	58,334	640,506	128,382	1,394,329	115,632	1,252,473
Class C1	3,565	39,312	5,432	58,998	901	9,834
Class I	93,502	1,023,357	175,855	1,901,568	205,344	2,216,418
	8,134,812	89,154,208	14,814,950	156,217,918	20,352,634	219,573,267
Shares redeemed:
Class A	(1,470,051)	(16,103,102)	(1,906,956)	(20,618,317)	(974,746)	(10,577,766)
Class C1	(60,489)	(666,633)	(467,686)	(662,444)	(16,356)	(178,444)
Class I	(6,425,171)	(70,268,624)	(15,239,625)	(163,960,671)	(12,763,360)	(137,649,778)
	(7,955,711)	(87,038,359)	(17,614,267)	(185,241,432)	(13,754,462)	(148,405,988)
Net increase (decrease)	179,101	$2,115,849	(2,799,317)	$(29,023,514)	6,598,172	$71,167,279

	Short Term Municipal Bond
	Six Months Ended 10/31/11		Ten Months Ended 4/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	1,006,614	$10,174,214	421,279	$4,223,946	413,958	$4,088,840
Class C	2,468	25,000	N/A	N/A	N/A	N/A
Class I	8,386,700	84,695,172	14,222,873	142,240,598	25,824,027	256,227,993
Shares issued to shareholders due to reinvestment of distributions:
Class A	8,950	90,362	7,007	70,025	6,563	56,353
Class I	19,993	201,774	26,809	268,006	32,782	325,254
	9,424,725	95,186,522	14,677,968	146,802,575	26,277,330	260,698,440
Shares redeemed:
Class A	(68,117)	(687,796)	(366,088)	(3,638,389)	(48,909)	(486,511)
Class I	(5,900,893)	(59,477,814)	(17,599,269)	(175,832,145)	(13,089,130)	(129,985,882)
	(5,969,010)	(60,165,610)	(17,965,357)	(179,470,534)	(13,138,039)	(130,472,393)
Net increase (decrease)	3,455,715	$35,020,912	(3,287,389)	$(32,667,959)	13,139,291	$130,226,047

N/A	– Short Term Municipal Bond did not offer Class C Shares prior to August 31, 2011.

76	Nuveen Investments

	Tax Free
	Six Months Ended 10/31/11		Ten Months Ended 4/30/11		Year Ended 6/30/10
	Shares	Amount	Shares	Amount	Shares	Amount
Shares sold:
Class A	690,007	$7,449,633	759,821	$8,069,714	1,493,801	$2,769,507
Class C1	1,167	12,471	711,871	1,145,723	266,742	15,620,978
Class I	4,357,066	46,825,551	6,629,136	70,101,165	10,001,485	104,065,006
Shares issued to shareholders due to reinvestment of distributions:
Class A	56,931	612,809	88,218	927,759	122,150	1,270,323
Class C1	5,978	63,873	9,864	103,119	9,698	100,537
Class I	42,094	452,965	72,611	765,846	85,515	891,249
	5,153,243	55,417,302	8,271,521	81,113,326	11,979,391	124,717,600
Shares redeemed:
Class A	(433,762)	(4,653,732)	(862,844)	(8,905,637)	(944,094)	(9,849,359)
Class C1	(58,097)	(624,183)	(712,198)	(1,107,875)	(95,016)	(990,284)
Class I	(3,742,584)	(40,033,365)	(11,705,797)	(121,617,458)	(7,677,828)	(79,723,084)
	(4,234,443)	(45,311,280)	(13,280,839)	(131,630,970)	(8,716,938)	(90,562,727)
Net increase (decrease)	918,800	$10,106,022	(5,009,318)	$(50,517,644)	3,262,453	$34,154,873

5. Investment Transactions

Purchases and sales (including maturities but excluding short-term investments) during the six months ended October 31, 2011, were as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Purchases	$27,915,980	$103,205,279	$36,024,079
Sales and maturities	29,126,722	44,949,784	28,716,414

6. Income Tax Information

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the net asset values of the Funds.

At October 31, 2011, the cost and unrealized appreciation (depreciation) of investments, as determined on a federal income tax basis, were as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Cost of investments	$710,639,432	$326,224,627	$441,000,291
Gross unrealized:
Appreciation	42,562,768	6,562,335	23,415,190
Depreciation	(4,762,802)	(736,856)	(6,344,191)
Net unrealized appreciation (depreciation) of investments	$37,799,966	$5,825,479	$17,070,999

Permanent differences, primarily due to tax equalization, resulted in reclassifications among the Funds’ components of net assets at April 30, 2011, the Funds’ last tax year-end, as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Capital paid-in	$118,155	$—	$—
Undistributed (Over-distribution of) net investment income	—	—	—
Accumulated net realized gain (loss)	(118,155)	—	—

Nuveen Investments	77

Notes to Financial Statements (Unaudited) (continued)

The tax components of undistributed net tax-exempt income, net ordinary income and net long-term capital gains at April 30, 2011, the Funds’ last tax year end, were as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Undistributed net tax-exempt income*	$2,660,150	$989,402	$1,722,749
Undistributed net ordinary income**	—	8,062	245,628
Undistributed net long-term capital gains	403,548	—	—
*	Undistributed net tax exempt income (on a tax basis) has not been reduced for the dividends declared during the period April 1, 2011 through April 30, 2011 and paid on May 2, 2011.
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ last tax years ended April 30, 2011 and June 30, 2010, was designated for purposes of the dividends paid deduction as follows:

Ten months ended April 30, 2011	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Distributions from net tax-exempt income	$25,126,987	$4,683,697	$16,999,911
Distributions from net ordinary income**	184,659	36,861	299,646
Distributions from net long-term capital gains	805,036	—	—

Tax year ended June 30, 2010	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Distributions from net tax-exempt income	$29,070,014	$5,064,175	$21,875,142
Distributions from net ordinary income**	625,709	17,356	525,606
Distributions from net long-term gains	—	—	—
**	Net ordinary income consists of taxable market discount income and net short-term capital gains, if any.

At April 30, 2011, the Funds’ last tax year end, the following Funds had unused capital loss carryforwards available for federal income tax purposes to be applied against future capital gains, if any. If not applied, the carryforwards will expire as follows:

	Short Term Municipal Bond	Tax Free
Expiration:
April 30, 2015	$419,358	$—
April 30, 2017	312,109	—
April 30, 2018	—	6,429,161
April 30, 2019	—	732,365
Total	$731,467	$7,161,526

The Funds have elected to defer net realized losses from investments incurred from November 1, 2010 through April 30, 2011, the Funds’ last tax year end, (“post-October losses”) in accordance with federal income tax regulations. Post-October losses are treated as having arisen on the first day of the current fiscal year. The following Fund has elected to defer post-October losses as follows:

Tax Free
Post-October capital losses	$4,676,198

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables Fund shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual fund-level fee for each Fund, payable monthly, is calculated according to the following schedule:

Average Daily Net Assets	Intermediate Tax Free Fund-Level Fee Rate	Short Term Municipal Bond Fund-Level Fee Rate	Tax Free Fund-Level Fee Rate
For the first $125 million	.4000%	.2500%	.4000%
For the next $125 million	.3875	.2375	.3875
For the next $250 million	.3750	.2250	.3750
For the next $500 million	.3625	.2125	.3625
For the next $1 billion	.3500	.2000	.3500
For net assets over $2 billion	.3250	.1750	.3250

78	Nuveen Investments

The annual complex-level fee for each Fund, payable monthly, is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex-level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	.2000%
$56 billion	.1996
$57 billion	.1989
$60 billion	.1961
$63 billion	.1931
$66 billion	.1900
$71 billion	.1851
$76 billion	.1806
$80 billion	.1773
$91 billion	.1691
$125 billion	.1599
$200 billion	.1505
$250 billion	.1469
$300 billion	.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen Funds. Eligible assets do not include assets attributable to investments in other Nuveen Funds or assets in excess of $2 billion added to the Nuveen Fund complex in connection with Nuveen Fund Advisors’ assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to financial leverage. For these purposes, financial leverage includes the closed-end funds’ use of preferred stock and borrowings and investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of October 31, 2011, the complex-level fee rates for Intermediate Tax Free, Short Term Municipal Bond and Tax Free were .1971%, .1967% and .1971%, respectively.

The management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Adviser is responsible for each Fund’s overall strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC (the “Sub-Adviser”), a wholly-owned subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

The Adviser has agreed to waive fees and/or reimburse expenses of each Fund so that total annual Fund operating expenses (excluding acquired Fund fees and expenses) do not exceed the average daily net assets of any class of Fund shares in the amounts and for the time periods stated in the following table:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Class A Shares	.90%	.80%	.90%
Class C Shares	N/A	1.15	N/A
Class C1 Shares	1.35	N/A	1.35
Class I Shares	.70	.60	.70
Expiration date	August 31, 2012	August 31, 2012	August 31, 2012
N/A	– Intermediate Tax Free and Tax Free do not issue Class C Shares. Short Tax Free does not offer Class C1 Shares.

The Adviser has also contractually agreed to reimburse Class A Share 12b-1 fees through March 31, 2012 to the extent necessary so that total annual Fund operating expenses, after fee waivers and/or expense reimbursements and excluding acquired Fund fees and expenses, do not exceed 0.75% for Class A Shares of each Fund. In addition, Nuveen Securities, LLC the Funds’ distributor, (the “Distributor”) has contractually agreed to limit its Class A Share 12b-1 fees for Intermediate Tax Free to 0.15% of average daily net assets through March 31, 2012.

The Adviser may also voluntarily reimburse expenses from time to time in the Fund. Voluntary reimbursements may be terminated at any time at the Adviser’s discretion.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board of Directors has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

Nuveen Investments	79

Notes to Financial Statements (Unaudited) (continued)

During the six months ended October 31, 2011, the Distributor collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Sales charges collected	$70,699	$22,383	$32,612
Paid to financial intermediaries	61,216	20,733	29,304

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the six months ended October 31, 2011, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
Commission advances	$23,125	$11,640	$9,000

All 12b-1 service and distribution fees collected on Class C Shares and Class C1 Shares during the first year following a purchase were retained by the Distributor to compensate for commissions advanced to financial intermediaries. During the six months ended October 31, 2011, the Distributor retained such 12b-1 fees as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
12b-1 fees retained	$6,592	$23	$2,041

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the six months ended October 31, 2011, as follows:

	Intermediate Tax Free	Short Term Municipal Bond	Tax Free
CDSC retained	$329	$1,499	$157

8. New Accounting Pronouncements

Fair Value Measurements and Disclosures

On May 12, 2011, the Financial Accounting Standards Board (“FASB”) issued Accounting Standards Update (“ASU”) No. 2011-04 (“ASU No. 2011-04”) modifying Topic 820, Fair Value Measurements and Disclosures. At the same time, the International Accounting Standards Board (“IASB”) issued International Financial Reporting Standard (“IFRS”) 13, Fair Value Measurement. The objective of the FASB and IASB is convergence of their guidance on fair value measurements and disclosures. Specifically, ASU No. 2011-04 requires reporting entities to disclose i) the amounts of any transfers between Level 1 and Level 2 and the reasons for the transfers and ii) for Level 3 fair value measurements, a) quantitative information about significant unobservable inputs used, b) a description of the valuation processes used by the reporting entity and c) a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs if a change in those inputs might result in a significantly higher or lower fair value measurement. The effective date of the ASU No. 2011-04 is for interim and annual periods beginning after December 15, 2011. At this time, management is evaluating the implications of this guidance and the impact it will have on the financial statement amounts and footnote disclosures, if any.

80	Nuveen Investments

Notes

Nuveen Investments	81

Glossary of Terms Used in this Report

Auction Rate Bond: An auction rate bond is a security whose interest payments are adjusted periodically through an auction process, which process typically also serves as a means for buying and selling the bond. Auctions that fail to attract enough buyers for all the shares offered for sale are deemed to have “failed,” with current holders receiving a formula-based interest rate until the next scheduled auction.

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Average Effective Maturity: The market-value-weighted average of the effective maturity dates of the individual securities including cash. In the case of a bond that has been advance-refunded to a call date, the effective maturity is the date on which the bond is scheduled to be redeemed using the proceeds of an escrow account. In most other cases the effective maturity is the stated maturity date of the security.

Average Duration: Duration is a measure of the expected period over which a bond’s principal and interest will be paid, and consequently is a measure of the sensitivity of a bond’s (or bond fund’s) value to changes when market interest rates change. Generally, the longer a bond or Fund’s duration, the more the price of the bond or Fund will change as interest rates change.

Barclays Capital Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities of one year or more. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Barclays Capital 1-15 Year Blend Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between 1 and 17 years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Barclays Capital 3-Year Municipal Bond Index: An unmanaged index comprised of fixed-rate, investment-grade tax-exempt bonds with remaining maturities between two and four years. The index returns assume reinvestment of dividends but do not reflect any applicable sales charges. You cannot invest directly in an index.

Inverse Floaters: Inverse floating rate securities are created by depositing a municipal bond, typically with a fixed interest rate, into a special purpose trust created by a broker-dealer. This trust, in turn, (a) issues floating rate certificates typically paying short-term tax-exempt interest rates to third parties in amounts equal to some fraction of the deposited bond’s par amount or market value, and (b) issues an inverse floating rate certificate (sometimes referred to as an “inverse floater”) to an investor (such as a Fund) interested in gaining investment exposure to a long-term municipal bond. The income received by the holder of the inverse floater varies inversely with the short-term rate paid to the floating rate certificates’ holders, and in most circumstances the holder of the inverse floater bears substantially all of the underlying bond’s downside investment risk. The holder of the inverse floater typically also benefits disproportionately from any potential appreciation of the underlying bond’s value. Hence, an inverse floater essentially represents an investment in the underlying bond on a leveraged basis.

Lipper General Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper General Municipal Debt Funds Classification. The Lipper General Municipal Debt Funds Classification Average contained 246, 240, 188 and 156 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Intermediate Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Intermediate Municipal Debt Funds Classification. The Lipper Intermediate Municipal Debt Funds Classification Average contained 174, 166, 123 and 83 funds for the 6-month, 1-year, 5-year and 10-year periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Lipper Short Municipal Debt Funds Classification Average: Represents the average annualized total return for all reporting funds in the Lipper Short Municipal Debt Funds Classification. The Lipper Short Municipal Debt Funds Classification Average contained 90, 86, 57 and 41 funds for the 6-month, 1-year, 5-year and since inception periods, respectively, ended October 31, 2011. Lipper returns account for the effects of management fees and assume reinvestment of dividends, but do not reflect any applicable sales charge. The Lipper average is not available for direct investment.

Net Asset Value (NAV): The net market value of all securities held in a portfolio.

Net Asset Value (NAV) Per Share: The market value of one share of a mutual fund or closed-end fund. For a Fund, the NAV is calculated daily by taking the Fund’s total assets (securities, cash, and accrued earnings), subtracting the Funds’s liabilities, and dividing by the number of shares outstanding.

Pre-Refundings: Pre-Refundings, also known as advance refundings or refinancings, occur when an issuer sells new bonds and uses the proceeds to fund principal and interest payments of older existing bonds. This process often results in lower borrowing costs for bond issuers.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the Fund’s dividends paid deduction.

82	Nuveen Investments

Fund Information

Fund Manager

Nuveen Fund Advisors, Inc.

333 West Wacker Drive

Chicago, IL 60606

Sub-Adviser

Nuveen Asset Management, LLC

333 West Wacker Drive

Chicago, IL 60606

Legal Counsel

Chapman and Cutler LLP

Chicago, IL

Independent Registered

Public Accounting Firm

Ernst & Young LLP

Chicago, IL

Custodian

U.S. Bank National Association

St. Paul, MN

Transfer Agent and

Shareholder Services

U.S. Bancorp Fund Services, LLC

615 East Michigan Street

Milwaukee, WI 53202

Quarterly Portfolio of Investments and Proxy Voting Information: You may obtain (i) each Fund’s quarterly portfolio of investments, (ii) information regarding how the Funds voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, and (iii) a description of the policies and procedures that the Funds used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments at (800) 257-8787 or on Nuveen’s website at www.nuveen.com.

You may also obtain this and other Fund information directly from the Securities and Exchange Commission (SEC). The SEC may charge a copying fee for this information. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC at (202) 942-8090 for room hours and operation. You may also request Fund information by sending an e-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section at 100 F Street NE, Washington, D.C. 20549.

The Financial Industry Regulatory Authority (FINRA) provides a Public Disclosure Program which supplies certain information regarding the disciplinary history of FINRA members and their associated persons in response to either telephone inquiries at (800) 289-9999 or written inquiries at www.finra.org. FINRA also provides an investor brochure that includes information describing the Public Disclosure Program.

Nuveen Investments	83

Nuveen Investments:

Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments is a global investment management firm that seeks to help secure the long-term goals of institutions and high net worth investors as well as the consultants and financial advisors who serve them. We market our growing range of specialized investment solutions under the high-quality brands of NWQ, Nuveen Asset Management, Santa Barbara, Symphony, Tradewinds and Winslow Capital. In total, Nuveen Investments managed approximately $207 billion of assets as of October 31, 2011.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 www.nuveen.com

MSA-FSIT-1011D

PART C

OTHER INFORMATION

Item 15. Indemnification

Section 4 of Article XII of Registrant’s Declaration of Trust, as amended, provides as follows:

Subject to the exceptions and limitations contained in this Section 4, every person who is, or has been, a Trustee, officer, employee or agent of the Trust, including persons who serve at the request of the Trust as directors, trustees, officers, employees or agents of another organization in which the Trust has an interest as a shareholder, creditor or otherwise (hereinafter referred to as a “Covered Person”), shall be indemnified by the Trust to the fullest extent permitted by law against liability and against all expenses reasonably incurred or paid by him in connection with any claim, action, suit or proceeding in which he becomes involved as a party or otherwise by virtue of his being or having been such a Trustee, director, officer, employee or agent and against amounts paid or incurred by him in settlement thereof.

No indemnification shall be provided hereunder to a Covered Person:

(a) against any liability to the Trust or its Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that he engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office;

(b) with respect to any matter as to which he shall have been finally adjudicated not to have acted in good faith in the reasonable belief that his action was in the best interests of the Trust; or

(c) in the event of a settlement or other disposition not involving a final adjudication (as provided in paragraph (a) or (b)) and resulting in a payment by a Covered Person, unless there has been either a determination that such Covered Person did not engage in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his office by the court or other body approving the settlement or other disposition or a reasonable determination, based on a review of readily available facts (as opposed to a full trial-type inquiry), that he did not engage in such conduct:

(i) by a vote of a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

(ii) by written opinion of independent legal counsel.

The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any Covered Person may now or hereafter be entitled, shall continue as to a person who has ceased to be such a Covered Person and shall inure to the benefit of the heirs, executors and administrators of such a person. Nothing contained herein shall affect any rights to indemnification to which Trust personnel other than Covered Persons may be entitled by contract or otherwise under law.

Expenses of preparation and presentation of a defense to any claim, action, suit or proceeding subject to a claim for indemnification under this Section 4 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the recipient to repay such amount if it is ultimately determined that he is not entitled to indemnification under this Section 4, provided that either:

(a) such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

(b) a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or independent legal counsel in a written opinion shall determine, based upon a review of the readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the recipient ultimately will be found entitled to indemnification.

As used in this Section 4, a “Disinterested Trustee” is one (x) who is not an Interested Person of the Trust (including, as such Disinterested Trustee, anyone who has been exempted from being an Interested Person by any rule, regulation or order of the Commission), and (y) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or has been pending.

As used in this Section 4, the words “claim,” “action,” “suit” or “proceeding” shall apply to all claims, actions, suits, proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the word “liability” and “expenses” shall include without limitation, attorneys’ fees, costs, judgments, amounts paid in settlement, fines, penalties and other liabilities.

The trustees and officers of the Registrant are covered by Investment Trust Errors and Omission policies in the aggregate amount of $70,000,000 (with a $2,500,000 deductible for operational failures (after the deductible is satisfied, the insurer would cover 80% of any operational failure claims and the Fund would be liable for 20% of any such claims) and $1,000,000 for all other claims) against liability and expenses of claims of wrongful acts arising out of their position with the Registrant, except for matters which involved willful acts, bad faith, gross negligence and willful disregard of duty (i.e., where the insured did not act in good faith for a purpose he or she reasonably believed to be in the best interest of the Registrant or where he or she shall have had reasonable cause to believe this conduct was unlawful).

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (“1933 Act”) may be permitted to the officers, trustees or controlling persons of the Registrant pursuant to the Declaration of Trust of the Registrant or otherwise, the Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by an officer or trustee or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such officer, trustee or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 16. Exhibits

(1)(a)	Declaration of Trust of Registrant dated July 1, 1996. (1)

(1)(b)	Certificate of Amendment to Declaration of Trust of Registrant dated August 9, 2000. (4)

(1)(c)	Amended Establishment and Designation of Classes, dated November 2, 2000. (5)

(1)(d)	Amended and Restated Designation of Series, dated May 29, 2011. (10)

(2)	By-Laws of Registrant, amended and restated as of November 18, 2009. (8)

(3)	Not applicable

(4)	Forms of Agreements and Plans of Reorganization are filed herewith as Appendix I to Part A of this Registration Statement.

(5)	Not applicable.

(6)(a)	Investment Management Agreement between Registrant and Nuveen Fund Advisors, Inc. (f/k/a Nuveen Asset Management), dated November 13, 2007. (7)

(6)(b)	Amendment of Investment Management Agreement, dated March 8, 2011. (9)

(6)(c)	Renewal of Investment Management Agreement between Registrant and Nuveen Fund Advisors, Inc. (f/k/a Nuveen Asset Management), dated May 25, 2011. (10)

(6)(d)	Investment Sub-Advisory Agreement between Nuveen Fund Advisors, Inc. and Nuveen Asset Management, LLC, dated January 1, 2011. (9)

(7)(a)	Distribution Agreement between Registrant and John Nuveen & Co. Incorporated, dated February 1, 1997. (2)

(7)(b)	Renewal of Distribution Agreement between Registrant and Nuveen Securities, LLC (f/k/a Nuveen Investments, LLC), dated August 2, 2011. (10)

(7)(c)	Form of Dealer Distribution, Shareholder Servicing and Fee-Based Program Agreement. (11)

(7)(d)	Form of Rule 22c-2 Agreement. (12)

(8)	Not applicable.

(9)(a)	Amended and Restated Master Custodian Agreement between the Nuveen Funds and State Street Bank and Trust Company, dated February 25, 2005. (11)

(9)(b)	Appendix A to the Custodian Agreement, dated May 2, 2011. (10)

(10)(a)	Plan of Distribution and Service Pursuant to Rule 12b-1, dated July 23, 1998. (3)

(10)(b)	Multiple Class Plan, dated May 1, 2008. (13)

(11)	Opinion and Consent of Vedder Price P.C. is filed herewith.

(12)	Form of Opinion and Consent of Vedder Price P.C. supporting the tax matters and consequences to shareholders discussed in the Proxy Statement/Prospectus is filed herewith.

(13)(a)	Transfer Agency and Service Agreement between the Nuveen Mutual Funds and State Street Bank and Trust Company, dated October 7, 2002. (6)

(13)(b)	Schedule A to Transfer Agency and Service Agreement, dated May 2, 2011. (10)

(14)(a)	Consent of Independent Auditor is filed herewith.

(14)(b)	Consent of Independent Auditor is filed herewith.

(15)	Not applicable.

(16)	Powers of Attorney are filed herewith.

(17)	Form of Proxy is filed herein and appears following the Proxy Statement/Prospectus included in this registration statement.

(1)	Incorporated by reference to the initial registration statement filed on Form N-1A for Registrant.
(2)	Incorporated by reference to the post-effective amendment no. 1 filed on Form N-1A for Registrant.
(3)	Incorporated by reference to the post-effective amendment no. 6 filed on Form N-1A for Registrant.
(4)	Incorporated by reference to the post-effective amendment no. 7 filed on Form N-1A for Registrant.
(5)	Incorporated by reference to the post-effective amendment no. 9 filed on Form N-1A for Registrant.
(6)	Incorporated by reference to the post-effective amendment no. 10 filed on Form N-1A for Registrant.
(7)	Incorporated by reference to the post-effective amendment no. 17 filed on Form N-1A for Registrant.
(8)	Incorporated by reference to the post-effective amendment no. 21 filed on Form N-1A for Registrant.
(9)	Incorporated by reference to the post-effective amendment no. 27 filed on Form N-1A for Registrant.
(10)	Incorporated by reference to the post-effective amendment no. 29 filed on Form N-1A for Registrant.
(11)	Incorporated by reference to the post-effective amendment no. 13 filed on Form N-1A for Nuveen Multistate Trust II (File No. 333-14729).

(12)	Incorporated by reference to the post-effective amendment no. 12 filed on Form N-1A for Nuveen Multistate Trust I (File No. 333-16617).
(13)	Incorporated by reference to the post-effective amendment no. 19 filed on Form N-1A for Nuveen Multistate Trust II (File No. 333-14729).

Item 17. Undertakings

(1)      The undersigned Registrant agrees that prior to any public reoffering of the securities registered through the use of a prospectus which is a part of this registration statement by any person or party who is deemed to be an underwriter within the meaning of Rule 145(c) of the 1933 Act, the reoffering prospectus will contain the information called for by the applicable registration form for reofferings by persons who may be deemed underwriters, in addition to the information called for by the other items of the applicable form.

(2)      The undersigned Registrant agrees that every prospectus that is filed under paragraph (1) above will be filed as a part of an amendment to the registration statement and will not be used until the amendment is effective, and that, in determining any liability under the 1933 Act, each post-effective amendment shall be deemed to be a new registration statement for the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering of them.

SIGNATURES

As required by the Securities Act of 1933, this registration statement has been signed on behalf of the registrant, in the City of Chicago, the State of Illinois, on the 3rd day of February, 2012.

NUVEEN MUNICIPAL TRUST

By:	/s/ Kathleen L. Prudhomme
Kathleen L. Prudhomme
Vice President and Assistant Secretary

As required by the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated:

Signature	Capacity		Date

/s/ Stephen D. Foy Stephen D. Foy	Vice President and Controller (principal financial and accounting officer)		February 3, 2012

/s/ Gifford R. Zimmerman Gifford R. Zimmerman	Chief Administrative Officer (principal executive officer)		February 3, 2012

Robert P. Bremner*	Chairman of the Board and Trustee	) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) ) )	By: /s/ Kathleen L. Prudhomme Kathleen L. Prudhomme Attorney-in-Fact February 3, 2012
John P. Amboian*	Trustee
Jack B. Evans*	Trustee
William C. Hunter*	Trustee
David J. Kundert*	Trustee
William J. Schneider*	Trustee
Judith M. Stockdale*	Trustee
Carole E. Stone*	Trustee
Virginia L. Stringer*	Trustee
Terence J. Toth*	Trustee

* An original power of attorney authorizing, among others, Kevin J. McCarthy, Kathleen L. Prudhomme and Gifford R. Zimmerman, to execute this registration statement, and amendments thereto, for each of the trustees of the Registrant on whose behalf this registration statement is filed, has been executed and is filed herewith as exhibit 16.

EXHIBIT INDEX

Exhibit No.	Name of Exhibit

11	Opinion and Consent of Counsel

12	Form of Opinion and Consent of Tax Counsel Supporting Tax Matters

14(a)	Consent of Independent Auditor

14(b)	Consent of Independent Auditor

16	Powers of Attorney